UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-04015

Eaton Vance Mutual Funds Trust

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Maureen A. Gemma

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

October 31

Date of Fiscal Year End

October 31, 2020

Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance

Emerging and Frontier Countries Equity Fund

Annual Report

October 31, 2020

Important Note. Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (eatonvance.com/funddocuments), and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you are a direct investor, you may elect to receive shareholder reports and other communications from the Fund electronically by signing up for e-Delivery at eatonvance.com/edelivery. If you own your shares through a financial intermediary (such as a broker-dealer or bank), you must contact your financial intermediary to sign up.

You may elect to receive all future Fund shareholder reports in paper free of charge. If you are a direct investor, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-262-1122. If you own these shares through a financial intermediary, you must contact your financial intermediary or follow instructions included with this disclosure, if applicable, to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Eaton Vance funds held directly or to all funds held through your financial intermediary, as applicable.

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The investment adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator. The adviser is also registered as a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2020

Eaton Vance

Emerging and Frontier Countries Equity Fund

Eaton Vance

Emerging and Frontier Countries Equity Fund

October 31, 2020

Management’s Discussion of Fund Performance1

Economic and Market Conditions

The 12-month period ended October 31, 2020 began with global equities rallying in the closing months of 2019, supported by interest rate reductions by dozens of central banks worldwide. In January 2020, however, news of the novel coronavirus outbreak in China began to raise investor concerns. As the virus turned into a global pandemic in February and March, it ended the longest-ever U.S. economic expansion and triggered a global economic slowdown. Equity markets, along with credit markets, plunged in value amid unprecedented volatility.

Emerging and frontier market economies proved particularly vulnerable to the economic and health effects of the virus, as many of those nations have weak health care systems. Countries with less diversified economies that depend on oil exports or tourism for income faced additional threats as those industries were especially hard hit by the pandemic.

In response, central banks and governments across the globe launched aggressive monetary and fiscal responses to help mitigate the economic effects of the virus. In the United States, the U.S. Federal Reserve announced two emergency rate cuts in March 2020 — lowering the federal funds rate to 0.00%-0.25% — along with other measures designed to shore up the markets.

These moves, taken largely by developed market nations, helped calm the markets and proved supportive of emerging and frontier economies as well, initiating a global equity rally that began in late March and lasted through August 2020. Global stock indexes reflected investor optimism as economies started to emerge from coronavirus lockdowns and factories resumed production. Ongoing weakness in the U.S. dollar, relative to many overseas currencies, was another tailwind for emerging and frontier markets.

In the final two months of the period, however, the equity rally stalled as the pandemic appeared to increase its drag on the global economy. Nations that seemed to have beaten back the coronavirus during the summer initiated new lockdowns to combat a second wave of infections. In the U.S., coronavirus cases were on the rise in virtually every state. Reflecting the increasingly grim economic outlook for fall and winter, most major global stock indexes reported negative returns in September and October. The one bright spot seemed to be several East Asian nations, which were among the first countries impacted by the pandemic and took strong measures to combat the coronavirus early on, and where economic activity had started to rebound by period-end.

For the period as a whole, the MSCI World Index, a broad measure of global equities, returned 4.36%; the MSCI EAFE Index of developed-market international equities returned -6.86%; the MSCI Emerging Markets Index returned 8.25% in U.S. dollars; and the MSCI Frontier Markets Index returned -2.51%.

Fund Performance

For the 12-month period ended October 31, 2020, Eaton Vance Emerging and Frontier Countries Equity Fund (the Fund) returned -3.20% for Class A shares at net asset value (NAV), underperforming the 8.25% return of the MSCI Emerging Markets Index (the Primary Index), and the -2.51% return of the MSCI Frontier Markets Index (the Secondary Index). The Fund also underperformed the 3.09% return of its blended benchmark consisting of 50% Primary Index and 50% Secondary Index (the Blended Index). The Blended Index is more representative of the Fund’s investment strategy and holdings than the Primary Index.

The Fund seeks to invest in emerging and frontier equity markets where management believes macroeconomic fundamentals and economic policy are likely to improve. Investment decisions are focused on broad country-level and sector-equity exposures, rather than on individual stocks.

The Fund’s relative positioning in Brazil, Egypt, Greece, and China detracted from Fund performance versus the Blended Index during the period. The Fund’s overweight position in Brazil, relative to the Blended Index, hurt Fund performance versus the Blended Index. The Fund’s Brazilian equities declined in value as Brazil’s commodity exports fell significantly amid the pandemic-induced global economic slowdown. Investors also grew concerned that despite an expectation of positive economic reforms, Brazil’s fragile government finances would be stressed due to the pandemic. The result was a sharp decline in the Brazilian currency, the real.

An overweight allocation to Egypt and stock selection within that allocation that diversified the Fund’s holdings also detracted from relative performance during the period. Despite ongoing government reform policies and progress in stabilizing the Egyptian economy under an International Monetary Fund program, Egyptian stocks lagged the emerging markets asset class, as represented by the Primary Index, during the period. A key factor was a precipitous decline in tourism, a mainstay of the Egyptian economy. The Fund’s overweight position in Greece detracted from relative performance as well. Here again, a major negative factor was the virtual absence of income from tourism during the pandemic, which normally accounts for about 20% of Greece’s gross domestic product.

An underweight position in China, one of the best-performing countries in the Blended Index during the period, also detracted from relative performance. China was the first country to be impacted by COVID-19 and one of the first to return to economic growth, with a heightened focus on domestic consumption in response to contentious trade relations with the U.S.

In contrast, Fund positioning in Taiwan, South Korea, and Russia contributed to Fund performance versus the Blended Index. Stock selection and an overweight position in Taiwan helped relative performance. The island nation benefited from the U.S.-China trade war, which led companies to reshore to Taiwan to manage tariff risk, and

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Emerging and Frontier Countries Equity Fund

October 31, 2020

Management’s Discussion of Fund Performance1 — continued

from some Chinese companies’ ongoing reliance on Taiwanese technology. The Fund’s overweight exposure to South Korea also contributed to performance versus the Blended Index, as the South Korean won increased in value against the U.S. dollar late in the period. Taiwan, South Korea and other Asian economies were among the earliest to rebound from the pandemic, due in part to strict COVID-19 management policies.

Underweighting Russia relative to the Blended Index helped relative performance as well. Russia’s economy was hurt during the period by falling oil prices, weak COVID management, and poor relations with its neighbors and the West.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Emerging and Frontier Countries Equity Fund

October 31, 2020

Performance2,3

Portfolio Managers Marshall L. Stocker, Ph.D., CFA, John R. Baur, Michael A. Cirami, CFA and Eric Stein, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Since Inception

Class A at NAV	11/03/2014	11/01/2013	–3.20%	3.73%	0.59%
Class A with 5.75% Maximum Sales Charge	—	—	–8.79	2.52	–0.25

Class I at NAV	11/03/2014	11/01/2013	–2.93	3.98	0.80

MSCI Emerging Markets Index	—	—	8.25%	7.91%	3.43%
MSCI Frontier Markets Index	—	—	–2.51	3.23	2.26
Blended Index	—	—	3.09	5.77	3.07

% Total Annual Operating Expense Ratios[4]				Class A	Class I

Gross				1.73%	1.48%
Net				1.66	1.41

Growth of $10,0003

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment[3]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge

Class I	$250,000	11/01/2013	$264,356	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

4

Eaton Vance

Emerging and Frontier Countries Equity Fund

October 31, 2020

Fund Profile5

Common Stock Sector Allocation (% of net assets)6

Country Allocation (% of net assets)6

See Endnotes and Additional Disclosures in this report.

5

Eaton Vance

Emerging and Frontier Countries Equity Fund

October 31, 2020

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

MSCI Emerging Markets Index is an unmanaged index of emerging markets common stocks. MSCI Frontier Markets Index is an unmanaged index that measures the performance of stock markets with less-developed economies and financial markets than emerging markets, and that typically have more restrictions on foreign stock ownership. MSCI indexes are net of foreign withholding taxes. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. The Blended Index consists of 50% MSCI Emerging Markets Index and 50% MSCI Frontier Markets Index, rebalanced monthly. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of Class A and Class I is linked to the performance of Global Macro Capital Opportunities Portfolio (the Portfolio) into which the Fund invests. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. Performance since inception for an index, if presented, is the performance since the Portfolio’s inception. Performance presented in the Financial Highlights included in the financial statements is not linked.

[4]

Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 2/28/21. Without the reimbursement, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]

Fund primarily invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund and may also invest directly. Unless otherwise noted, references to investments are to the aggregate holdings of the Fund and the Portfolio.

[6]	Depiction does not reflect the Fund’s derivatives positions.

Fund profile subject to change due to active management.

Additional Information

MSCI World Index is an unmanaged index of equity securities in the developed markets. MSCI EAFE Index is an unmanaged index of equities in the developed markets, excluding the U.S. and Canada.

Important Notice to Shareholders

Effective April 1, 2021, the portfolio management team for the Fund will be Marshall L. Stocker, John R. Baur and Michael A. Cirami.

6

Eaton Vance

Emerging and Frontier Countries Equity Fund

October 31, 2020

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2020 – October 31, 2020).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/20)	Ending Account Value (10/31/20)	Expenses Paid During Period* (5/1/20 – 10/31/20)		Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,173.40	$9.01	**	1.65%
Class I	$1,000.00	$1,173.80	$7.65	**	1.40%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,016.80	$8.36	**	1.65%
Class I	$1,000.00	$1,018.10	$7.10	**	1.40%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2020. The Example reflects the expenses of both the Fund and the Portfolio.

**	Absent an allocation of certain expenses to an affiliate, expenses would be higher.

7

Eaton Vance

Emerging and Frontier Countries Equity Fund

October 31, 2020

Statement of Assets and Liabilities

Assets	October 31, 2020

Investment in Global Macro Capital Opportunities Portfolio, at value (identified cost, $127,399,041)	$145,693,016

Receivable for Fund shares sold	41,377

Total assets	$145,734,393

Liabilities

Payable for Fund shares redeemed	$175,542

Payable to affiliates:

Distribution and service fees	339

Trustees’ fees	43

Other	22,938

Accrued expenses	55,220

Total liabilities	$254,082

Net Assets	$145,480,311

Sources of Net Assets

Paid-in capital	$149,138,304

Accumulated loss	(3,657,993)

Total	$145,480,311

Class A Shares

Net Assets	$1,572,010

Shares Outstanding	163,645

Net Asset Value and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$9.61

Maximum Offering Price Per Share

(100 ÷ 94.25 of net asset value per share)	$10.20

Class I Shares

Net Assets	$143,908,301

Shares Outstanding	14,901,900

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$9.66

On sales of $50,000 or more, the offering price of Class A shares is reduced.

8	See Notes to Financial Statements.

Eaton Vance

Emerging and Frontier Countries Equity Fund

October 31, 2020

Statement of Operations

Investment Income	Year Ended October 31, 2020

Dividends allocated from Portfolio (net of foreign taxes, $403,239)	$3,281,901

Interest allocated from Portfolio (net of foreign taxes, $18)	37,082

Expenses allocated from Portfolio	(2,008,085)

Total investment income from Portfolio	$1,310,898

Expenses

Distribution and service fees

Class A	$4,379

Trustees’ fees and expenses	500

Custodian fee	19,805

Transfer and dividend disbursing agent fees	162,124

Legal and accounting services	46,748

Printing and postage	29,943

Registration fees	43,491

Miscellaneous	9,221

Total expenses	$316,211

Deduct —

Allocation of expenses to affiliate	$118,688

Total expense reductions	$118,688

Net expenses	$197,523

Net investment income	$1,113,375

Realized and Unrealized Gain (Loss) from Portfolio

Net realized gain (loss) —

Investment transactions (net of foreign capital gains taxes of $110,219)	$(11,871,479)

Financial futures contracts	1,745,821

Swap contracts	1,313,967

Foreign currency transactions	(996,433)

Forward foreign currency exchange contracts	(1,229,331)

Net realized loss	$(11,037,455)

Change in unrealized appreciation (depreciation) —

Investments (including net decrease in accrued foreign capital gains taxes of $154,692)	$(518,955)

Financial futures contracts	(306,708)

Swap contracts	301,403

Foreign currency	495,998

Forward foreign currency exchange contracts	571,395

Net change in unrealized appreciation (depreciation)	$543,133

Net realized and unrealized loss	$(10,494,322)

Net decrease in net assets from operations	$(9,380,947)

9	See Notes to Financial Statements.

Eaton Vance

Emerging and Frontier Countries Equity Fund

October 31, 2020

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2020	2019

From operations —

Net investment income	$1,113,375	$1,997,733

Net realized gain (loss)	(11,037,455)	1,060,710

Net change in unrealized appreciation (depreciation)	543,133	9,020,909

Net increase (decrease) in net assets from operations	$(9,380,947)	$12,079,352

Distributions to shareholders —

Class A	$(41,078)	$(70,354)

Class I	(3,606,777)	(4,496,906)

Total distributions to shareholders	$(3,647,855)	$(4,567,260)

Transactions in shares of beneficial interest —

Proceeds from sale of shares

Class A	$519,324	$239,976

Class I	45,521,487	43,697,479

Net asset value of shares issued to shareholders in payment of distributions declared

Class A	41,078	70,344

Class I	3,599,833	4,494,384

Cost of shares redeemed

Class A	(1,225,201)	(745,871)

Class I	(68,744,133)	(38,556,372)

Net increase (decrease) in net assets from Fund share transactions	$(20,287,612)	$9,199,940

Net increase (decrease) in net assets	$(33,316,414)	$16,712,032

Net Assets

At beginning of year	$178,796,725	$162,084,693

At end of year	$145,480,311	$178,796,725

10	See Notes to Financial Statements.

Eaton Vance

Emerging and Frontier Countries Equity Fund

October 31, 2020

Financial Highlights

	Class A

	Year Ended October 31,
	2020	2019		2018	2017	2016

Net asset value — Beginning of year	$10.100	$9.700		$10.950	$8.850	$8.570

Income (Loss) From Operations

Net investment income(1)	$0.040	$0.091		$0.068	$0.057	$0.045

Net realized and unrealized gain (loss)	(0.349)	0.571		(1.318)	2.072	0.403

Total income (loss) from operations	$(0.309)	$0.662		$(1.250)	$2.129	$0.448

Less Distributions

From net investment income	$(0.181)	$(0.262)		$—	$(0.029)	$(0.168)

Total distributions	$(0.181)	$(0.262)		$—	$(0.029)	$(0.168)

Net asset value — End of year	$9.610	$10.100		$9.700	$10.950	$8.850

Total Return(2)(3)	(3.20)%	7.05%		(11.42)%	24.15%	5.42%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$1,572	$2,328		$2,657	$1,453	$19,599

Ratios (as a percentage of average daily net assets):(4)

Expenses(3)	1.65%	1.66	%(5)	1.65%	1.65%	1.65%

Net investment income	0.43%	0.91%		0.62%	0.62%	0.55%

Portfolio Turnover of the Portfolio	44%	43%		39%	32%	40%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

The investment adviser reimbursed certain operating expenses (equal to 0.08%, 0.07%, 0.02%, 0.07% and 0.09% of average daily net assets for the years ended October 31, 2020, 2019, 2018, 2017 and 2016, respectively). Absent this reimbursement, total return would be lower.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)	Includes interest expense of 0.01% of average daily net assets for the year ended October 31, 2019.

11	See Notes to Financial Statements.

Eaton Vance

Emerging and Frontier Countries Equity Fund

October 31, 2020

Financial Highlights — continued

	Class I

	Year Ended October 31,
	2020	2019		2018	2017	2016

Net asset value — Beginning of year	$10.150	$9.740		$10.980	$8.870	$8.590

Income (Loss) From Operations

Net investment income(1)	$0.067	$0.117		$0.092	$0.098	$0.068

Net realized and unrealized gain (loss)	(0.348)	0.572		(1.332)	2.063	0.400

Total income (loss) from operations	$(0.281)	$0.689		$(1.240)	$2.161	$0.468

Less Distributions

From net investment income	$(0.209)	$(0.279)		$—	$(0.051)	$(0.188)

Total distributions	$(0.209)	$(0.279)		$—	$(0.051)	$(0.188)

Net asset value — End of year	$9.660	$10.150		$9.740	$10.980	$8.870

Total Return(2)(3)	(2.93)%	7.31%		(11.29)%	24.52%	5.67%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$143,908	$176,468		$159,428	$163,116	$104,170

Ratios (as a percentage of average daily net assets):(4)

Expenses(3)	1.40%	1.41	%(5)	1.40%	1.40%	1.40%

Net investment income	0.71%	1.17%		0.82%	1.00%	0.82%

Portfolio Turnover of the Portfolio	44%	43%		39%	32%	40%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)

The investment adviser reimbursed certain operating expenses (equal to 0.08%, 0.07%, 0.02%, 0.07% and 0.09% of average daily net assets for the years ended October 31, 2020, 2019, 2018, 2017 and 2016, respectively). Absent this reimbursement, total return would be lower.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)	Includes interest expense of 0.01% of average daily net assets for the year ended October 31, 2019.

12	See Notes to Financial Statements.

Eaton Vance

Emerging and Frontier Countries Equity Fund

October 31, 2020

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Emerging and Frontier Countries Equity Fund (the Fund) is a non-diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers two classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests substantially all of its investable assets in interests in Global Macro Capital Opportunities Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (99.9% at October 31, 2020). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal and Other Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

In addition to the requirements of the Internal Revenue Code, the Fund may also be required to recognize its pro-rata share of the capital gains taxes incurred by the Portfolio. In doing so, the daily net asset value would reflect the Fund’s pro-rata share of the estimated reserve for such taxes incurred by the Portfolio.

As of October 31, 2020, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

G  Other — Investment transactions are accounted for on a trade date basis.

2  Distributions to Shareholders and Income Tax Information

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in

13

Eaton Vance

Emerging and Frontier Countries Equity Fund

October 31, 2020

Notes to Financial Statements — continued

excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2020 and October 31, 2019 was as follows:

	Year Ended October 31,
	2020	2019

Ordinary income	$3,647,855	$4,567,260

During the year ended October 31, 2020, accumulated loss was decreased by $60,806 and paid-in capital was decreased by $60,806 due to differences between book and tax accounting. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2020, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Deferred capital losses	$(21,111,170)

Late year ordinary losses	$(652,869)

Net unrealized appreciation	$18,106,046

At October 31, 2020, the Fund, for federal income tax purposes, had deferred capital losses of $21,111,170 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at October 31, 2020, $18,369,156 are short-term and $2,742,014 are long-term.

Additionally, at October 31, 2020, the Fund had a late year ordinary loss of $652,869 which it has elected to defer to the following taxable year pursuant to income tax regulations. Late year ordinary losses represent certain specified losses realized in that portion of a taxable year after October 31 that are treated as ordinary for tax purposes plus ordinary losses attributable to that portion of a taxable year after December 31.

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Eaton Vance Management (EVM), a wholly-owned subsidiary of Eaton Vance Corp., as compensation for investment advisory services rendered to the Fund. The fee is computed at an annual rate of 1.00% of the Fund’s average daily net assets that are not invested in other investment companies for which EVM or its affiliates serve as investment adviser or administrator (“Investable Assets”) up to $500 million and is payable monthly. On Investable Assets of $500 million and over, the annual fee is reduced. For the year ended October 31, 2020, the Fund incurred no investment adviser fee on Investable Assets. To the extent the Fund’s assets are invested in the Portfolio, the Fund is allocated its share of the Portfolio’s investment adviser fee. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report. EVM also serves as the administrator of the Fund, but receives no compensation. EVM has agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding such expenses as borrowing costs, taxes or litigation expenses) exceed 1.65% and 1.40% of the Fund’s average daily net assets for Class A and Class I, respectively. This agreement may be changed or terminated after February 28, 2021. Pursuant to this agreement, EVM was allocated $118,688 of the Fund’s operating expenses for the year ended October 31, 2020.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2020, EVM earned $2,182 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $396 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2020. EVD also received distribution and service fees from Class A shares (see Note 4).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

14

Eaton Vance

Emerging and Frontier Countries Equity Fund

October 31, 2020

Notes to Financial Statements — continued

4  Distribution Plan

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2020 amounted to $4,379 for Class A shares.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

5  Contingent Deferred Sales Charges

Class A shares may be subject to a 1% contingent deferred sales charge (CDSC) if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended October 31, 2020, the Fund was informed that EVD received no CDSCs paid by Class A shareholders.

6  Investment Transactions

For the year ended October 31, 2020, increases and decreases in the Fund’s investment in the Portfolio aggregated $20,177,377 and $44,633,383, respectively.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2020	2019

Sales	60,368	24,449

Issued to shareholders electing to receive payments of distributions in Fund shares	3,945	7,540

Redemptions	(131,186)	(75,408)

Net decrease	(66,873)	(43,419)

	Year Ended October 31,
Class I	2020	2019

Sales	4,920,798	4,409,846

Issued to shareholders electing to receive payments of distributions in Fund shares	344,812	480,169

Redemptions	(7,741,995)	(3,875,730)

Net increase (decrease)	(2,476,385)	1,014,285

8  Additional Information

On October 8, 2020, Morgan Stanley and Eaton Vance Corp. (“Eaton Vance”) announced that they had entered into a definitive agreement under which Morgan Stanley would acquire Eaton Vance. Under the Investment Company Act of 1940, as amended, consummation of this transaction may be deemed to result in the automatic termination of an Eaton Vance Fund’s investment advisory agreement, and, where applicable, any related sub-advisory agreement. On November 24, 2020, the Fund’s Board approved a new investment advisory agreement. The new investment advisory agreement will be presented to Fund shareholders for approval, and, if approved, would take effect upon consummation of the transaction. Shareholders of record of the Fund at the close of business on December 11, 2020 are entitled to be present and vote at a joint special meeting of shareholders to be held on February 18, 2021 and at any adjournments or postponements thereof.

15

Eaton Vance

Emerging and Frontier Countries Equity Fund

October 31, 2020

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Emerging and Frontier Countries Equity Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Eaton Vance Emerging and Frontier Countries Equity Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), as of October 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 17, 2020

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

16

Eaton Vance

Emerging and Frontier Countries Equity Fund

October 31, 2020

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2021 will show the tax status of all distributions paid to your account in calendar year 2020. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the foreign tax credit.

Qualified Dividend Income.  For the fiscal year ended October 31, 2020, the Fund designates approximately $1,235,158, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Foreign Tax Credit.  For the fiscal year ended October 31, 2020, the Fund paid foreign taxes of $512,677 and recognized foreign source income of $3,609,129.

17

Global Macro Capital Opportunities Portfolio

October 31, 2020

Portfolio of Investments

Common Stocks — 87.0%
Security	Shares	Value

China — 11.8%

AAC Technologies Holdings, Inc.	12,500	$65,705

Alibaba Group Holding, Ltd. ADR(1)	12,254	3,733,671

Anhui Conch Cement Co., Ltd., Class H	16,500	103,216

ANTA Sports Products, Ltd.	14,000	155,416

Autohome, Inc. ADR	1,000	95,550

Baidu, Inc. ADR(1)	2,480	329,964

BYD Co., Ltd., Class H	12,500	252,685

China Conch Venture Holdings, Ltd.	25,500	113,546

China Construction Bank Corp., Class H	803,000	553,358

China Gas Holdings, Ltd.	23,600	72,524

China Life Insurance Co., Ltd., Class H	83,000	181,100

China Mengniu Dairy Co., Ltd.(1)	36,000	169,715

China Mobile, Ltd.	54,500	333,351

China National Building Material Co., Ltd., Class H	72,000	82,876

China Overseas Land & Investment, Ltd.	44,500	111,775

China Pacific Insurance (Group) Co., Ltd., Class H	36,400	113,912

China Petroleum & Chemical Corp., Class H	302,000	117,922

China Resources Beer Holdings Co., Ltd.	22,000	136,501

China Resources Gas Group, Ltd.	16,000	69,523

China Resources Land, Ltd.	37,777	154,495

China Shenhua Energy Co., Ltd., Class H	49,500	85,766

China Telecom Corp., Ltd., Class H	234,000	73,455

China Tower Corp., Ltd., Class H(2)	596,000	93,271

China Unicom (Hong Kong), Ltd.	98,000	60,406

China Vanke Co., Ltd., Class H	26,700	82,876

CITIC Securities Co., Ltd., Class H	39,500	85,644

CITIC, Ltd.	75,000	53,620

CNOOC, Ltd.	183,000	167,437

CSPC Pharmaceutical Group, Ltd.	119,040	126,412

ENN Energy Holdings, Ltd.	11,500	145,545

Geely Automobile Holdings, Ltd.	68,000	139,730

Guangdong Investment, Ltd.	42,000	62,291

Haier Electronics Group Co., Ltd.	26,000	99,118

Hengan International Group Co., Ltd.	11,000	76,731

Huazhu Group, Ltd. ADR	2,300	91,149

Industrial & Commercial Bank of China, Ltd., Class H	577,000	327,658

JD.com, Inc. ADR(1)	6,424	523,684

Lenovo Group, Ltd.	136,000	85,391

Li Ning Co., Ltd.	31,000	161,570

Longfor Group Holdings, Ltd.(2)	25,000	136,978

Meituan Dianping, Class B(1)	11,600	432,438

Momo, Inc. ADR	2,500	37,500

NetEase, Inc. ADR	3,405	295,520

New Oriental Education & Technology Group, Inc. ADR(1)	1,474	236,400

Security	Shares	Value

China (continued)

PetroChina Co., Ltd., Class H	282,000	$79,196

PICC Property & Casualty Co., Ltd., Class H	100,000	67,871

Pinduoduo, Inc. ADR(1)	2,600	233,948

Ping An Insurance (Group) Co. of China, Ltd., Class H	48,000	496,304

Semiconductor Manufacturing International Corp.(1)	53,000	156,357

Shenzhou International Group Holdings, Ltd.	10,100	175,734

Shimao Group Holdings, Ltd.	22,000	77,931

Shimao Services Holdings, Ltd.(1)(2)	947	2,028

Sino Biopharmaceutical, Ltd.	133,500	135,235

Sinopharm Group Co., Ltd., Class H	22,400	51,463

Sunny Optical Technology Group Co., Ltd.	9,200	152,749

TAL Education Group ADR(1)	3,648	242,446

Tencent Holdings, Ltd.	44,600	3,407,690

Trip.com Group, Ltd. ADR(1)	5,600	161,056

Vipshop Holdings, Ltd. ADR(1)	7,998	171,157

Want Want China Holdings, Ltd.	103,000	68,210

Wuxi Biologics Cayman, Inc.(1)(2)	9,000	252,753

Xiaomi Corp., Class B(1)(2)	115,200	327,633

Yum China Holdings, Inc.	3,700	196,951

ZTO Express Cayman, Inc. ADR	4,100	118,818

		$17,202,925

Colombia — 2.7%

Bancolombia S.A.	79,900	$505,781

Bancolombia S.A., PFC Shares	149,500	946,361

Ecopetrol S.A.	1,629,300	753,957

Grupo Argos S.A.	95,900	263,144

Grupo Aval Acciones y Valores S.A., PFC Shares	1,315,700	302,549

Grupo de Inversiones Suramericana S.A.	76,200	395,732

Interconexion Electrica S.A.	149,300	804,681

		$3,972,205

Cyprus — 0.6%

Bank of Cyprus Holdings PLC(1)(3)	1,716,590	$908,337

Bank of Cyprus Holdings PLC(1)(3)	45,800	23,673

		$932,010

Egypt — 4.0%

Cairo Investment & Real Estate Development Co. SAE	352,100	$336,339

Cleopatra Hospital(1)	1,140,800	342,714

Commercial International Bank Egypt SAE	480,130	1,876,746

Credit Agricole Egypt SAE	337,930	555,400

Eastern Co. SAE	687,580	520,843

Egypt Kuwait Holding Co. SAE	334,620	347,573

Egyptian Financial Group-Hermes Holding Co.(1)	410,720	327,222

18	See Notes to Financial Statements.

Global Macro Capital Opportunities Portfolio

October 31, 2020

Portfolio of Investments — continued

Security	Shares	Value

Egypt (continued)

ElSewedy Electric Co.	818,720	$383,638

Juhayna Food Industries	721,090	301,797

Talaat Moustafa Group	1,058,890	416,334

Telecom Egypt Co.	451,140	340,342

		$5,748,948

Georgia — 4.8%

Bank of Georgia Group PLC(1)	259,390	$3,016,461

Georgia Capital PLC(1)	183,510	874,908

TBC Bank Group PLC(1)	253,486	3,019,959

		$6,911,328

Greece — 4.5%

Aegean Airlines S.A.(1)	15,000	$46,453

Alpha Bank AE(1)	649,300	330,413

Athens Water Supply & Sewage Co. S.A.	20,000	155,051

Eurobank Ergasias Services and Holdings S.A.(1)	1,215,600	406,508

GEK Terna Holding Real Estate Construction S.A.(1)	33,800	228,656

Hellenic Exchanges - Athens Stock Exchange S.A.	26,900	80,115

Hellenic Telecommunications Organization S.A.	112,200	1,487,963

Holding Co. ADMIE IPTO S.A.	54,300	134,279

JUMBO S.A.	51,100	716,235

LAMDA Development S.A.(1)	29,024	171,571

Motor Oil (Hellas) Corinth Refineries S.A.	28,500	266,469

Mytilineos S.A.	46,900	514,575

National Bank of Greece S.A.(1)	257,100	270,762

OPAP S.A.	90,307	730,590

Piraeus Port Authority S.A.	3,500	69,195

Public Power Corp. S.A.(1)	48,900	274,619

Sarantis S.A.	14,700	145,025

Terna Energy S.A.	21,300	283,543

Titan Cement International S.A.(1)	19,300	241,106

		$6,553,128

India — 3.7%

Asian Paints, Ltd.	3,490	$104,025

Avenue Supermarts, Ltd.(1)(2)	1,995	60,048

Axis Bank, Ltd.(1)	25,514	168,608

Bajaj Auto, Ltd.	1,008	39,205

Bajaj Finance, Ltd.	2,142	95,291

Bajaj Finserv, Ltd.	652	48,791

Bandhan Bank, Ltd.(1)(2)	7,986	31,091

Bharat Petroleum Corp., Ltd.	9,239	44,086

Bharti Airtel, Ltd.	14,997	87,486

Britannia Industries, Ltd.	842	39,491

Security	Shares	Value

India (continued)

Dabur India, Ltd.	7,212	$49,794

Dr. Reddy’s Laboratories, Ltd.	1,387	91,315

Eicher Motors, Ltd.	1,800	50,643

Godrej Consumer Products, Ltd.	5,486	49,294

Grasim Industries, Ltd.	4,295	45,164

Havells India, Ltd.	3,816	37,523

HCL Technologies, Ltd.	13,120	149,771

HDFC Life Insurance Co., Ltd.(1)(2)	9,208	73,373

Hero MotoCorp, Ltd.	1,283	48,493

Hindalco Industries, Ltd.	22,328	51,655

Hindustan Unilever, Ltd.	9,125	255,594

Housing Development Finance Corp., Ltd.	17,778	460,607

ICICI Bank, Ltd.(1)	55,552	292,875

ICICI Lombard General Insurance Co., Ltd.(2)	2,766	46,251

Infosys, Ltd.	38,605	552,995

ITC, Ltd.	36,798	82,308

JSW Steel, Ltd.	11,825	49,257

Larsen & Toubro, Ltd.	5,935	74,465

Lupin, Ltd.	3,240	39,677

Mahindra & Mahindra, Ltd.	9,197	73,720

Maruti Suzuki India, Ltd.	1,401	131,074

Nestle India, Ltd.	297	68,693

Power Grid Corporation of India, Ltd.	25,079	58,194

Reliance Industries, Ltd.	31,306	872,113

SBI Life Insurance Co., Ltd.(1)(2)	5,188	53,948

Shree Cement, Ltd.	163	47,509

State Bank of India(1)	22,996	58,791

Sun Pharmaceutical Industries, Ltd.	10,399	65,357

Tata Consultancy Services, Ltd.	9,904	356,770

Tata Motors, Ltd.(1)	23,589	42,123

Tech Mahindra, Ltd.	6,000	65,896

Titan Co., Ltd.	3,902	61,509

UltraTech Cement, Ltd.	1,443	88,547

UPL, Ltd.	7,077	43,214

Wipro, Ltd.	17,119	78,577

		$5,385,211

Indonesia — 0.6%

Astra International Tbk PT	234,600	$85,669

Bank Central Asia Tbk PT	110,100	216,639

Bank Mandiri Persero Tbk PT	220,400	85,853

Bank Negara Indonesia Persero Tbk PT	100,600	32,006

Bank Rakyat Indonesia Persero Tbk PT	649,500	147,028

Barito Pacific Tbk PT(1)	392,400	23,775

Charoen Pokphand Indonesia Tbk PT	93,400	36,795

Indah Kiat Pulp & Paper Corp. Tbk PT	40,200	24,618

19	See Notes to Financial Statements.

Global Macro Capital Opportunities Portfolio

October 31, 2020

Portfolio of Investments — continued

Security	Shares	Value

Indonesia (continued)

Indofood Sukses Makmur Tbk PT	61,600	$29,180

Kalbe Farma Tbk PT	283,300	29,393

Semen Indonesia Persero Tbk PT	42,700	27,662

Telekomunikasi Indonesia Persero Tbk PT	562,000	99,508

Unilever Indonesia Tbk PT	91,200	48,399

United Tractors Tbk PT	21,800	31,145

		$917,670

Kuwait — 1.8%

Agility Public Warehousing Co. KSC	93,210	$202,036

Boubyan Bank KSCP	94,639	183,833

Kuwait Finance House KSCP	306,905	660,692

Mobile Telecommunications Co.	168,793	321,981

National Bank of Kuwait SAK	455,803	1,259,417

		$2,627,959

Romania — 3.8%

Banca Transilvania S.A.	4,656,670	$2,110,659

BRD-Groupe Societe Generale S.A.(1)	219,440	598,526

Digi Communications N.V.(2)	38,660	311,427

OMV Petrom S.A.	11,916,660	895,044

Societatea Energetica Electrica S.A.	143,830	382,478

Societatea Nationala de Gaze Naturale ROMGAZ S.A.	121,890	752,803

Transelectrica S.A.	30,910	177,676

Transgaz S.A. Medias	5,030	343,552

		$5,572,165

Serbia — 4.6%

Komercijalna Banka AD Beograd(1)	131,568	$3,774,948

Metalac AD(1)	67,357	1,244,440

NIS AD Novi Sad(1)	309,854	1,718,535

		$6,737,923

Singapore — 1.1%

Yoma Strategic Holdings, Ltd.(1)	8,240,033	$1,540,007

		$1,540,007

South Korea — 15.3%

AMOREPACIFIC Corp.	1,035	$145,403

Celltrion Healthcare Co., Ltd.(1)	1,864	139,833

Celltrion, Inc.(1)	2,629	561,354

Coway Co., Ltd.	2,500	153,081

E-MART, Inc.	830	104,495

Hana Financial Group, Inc.	11,229	303,323

Security	Shares	Value

South Korea (continued)

HLB, Inc.(1)	1,593	$130,603

Hotel Shilla Co., Ltd.	1,568	103,362

Hyundai Engineering & Construction Co., Ltd.	4,244	115,696

Hyundai Heavy Industries Holdings Co., Ltd.	540	102,763

Hyundai Mobis Co., Ltd.	2,240	448,814

Hyundai Motor Co.	4,968	727,196

Hyundai Motor Co., Second PFC Shares	1,868	132,359

Kakao Corp.	1,631	475,585

Kangwon Land, Inc.	5,568	103,896

KB Financial Group, Inc.	12,727	455,242

Kia Motors Corp.	9,714	435,664

Korea Electric Power Corp.(1)	8,936	157,626

Korea Investment Holdings Co., Ltd.	2,414	147,452

Korea Shipbuilding & Offshore Engineering Co., Ltd.(1)	1,652	115,194

Korea Zinc Co., Ltd.	357	120,740

KT&G Corp.	4,303	307,252

LG Chem, Ltd.	1,528	833,189

LG Corp.	3,522	210,894

LG Display Co., Ltd.(1)	10,343	129,148

LG Electronics, Inc.	4,150	308,509

LG Household & Health Care, Ltd.	284	376,550

LG Uplus Corp.	10,402	101,831

Lotte Chemical Corp.	660	136,497

Mirae Asset Daewoo Co., Ltd.	22,054	164,311

Naver Corp.	4,057	1,038,068

NCsoft Corp.	457	313,997

Netmarble Corp.(1)(2)	1,056	109,708

Orion Corp. of Republic of Korea	978	93,711

POSCO	2,637	486,801

S-Oil Corp.	2,125	102,622

Samsung Biologics Co., Ltd.(1)(2)	522	315,443

Samsung C&T Corp.	2,968	290,733

Samsung Electro-Mechanics Co., Ltd.	2,007	238,548

Samsung Electronics Co., Ltd.	136,770	6,874,827

Samsung Electronics Co., Ltd., PFC Shares	24,522	1,090,858

Samsung Fire & Marine Insurance Co., Ltd.	1,143	180,727

Samsung Life Insurance Co., Ltd.	2,939	164,502

Samsung SDI Co., Ltd.	1,673	659,055

Samsung SDS Co., Ltd.	1,208	180,262

Shinhan Financial Group Co., Ltd.	15,151	411,081

SK Holdings Co., Ltd.	1,290	210,074

SK Hynix, Inc.	16,246	1,152,538

SK Innovation Co., Ltd.	2,192	245,007

SK Telecom Co., Ltd.	834	158,150

Woori Financial Group, Inc.	21,225	167,584

Yuhan Corp.	1,935	101,830

		$22,333,988

20	See Notes to Financial Statements.

Global Macro Capital Opportunities Portfolio

October 31, 2020

Portfolio of Investments — continued

Security	Shares	Value

Sri Lanka — 0.2%

Softlogic Life Insurance PLC(1)	2,000,000	$326,754

		$326,754

Taiwan — 12.7%

Accton Technology Corp.	12,000	$87,183

Advantech Co., Ltd.	10,667	107,991

ASE Technology Holding Co., Ltd.	95,358	214,037

Asia Cement Corp.	72,000	103,639

Asustek Computer, Inc.	20,000	169,922

Catcher Technology Co., Ltd.	18,000	113,787

Cathay Financial Holding Co., Ltd.	194,087	260,801

Chailease Holding Co., Ltd.	31,200	151,566

Chang Hwa Commercial Bank, Ltd.	197,600	117,821

China Development Financial Holding Corp.	363,000	106,526

China Steel Corp.	338,000	240,102

Chunghwa Telecom Co., Ltd.	101,000	378,921

Compal Electronics, Inc.	136,000	88,604

CTBC Financial Holding Co., Ltd.	476,000	300,599

Delta Electronics, Inc.	47,680	317,235

E.Sun Financial Holding Co., Ltd.	288,278	245,099

Far Eastern New Century Corp.	99,700	90,010

Far EasTone Telecommunications Co., Ltd.	53,000	111,231

First Financial Holding Co., Ltd.	260,590	182,848

Formosa Chemicals & Fibre Corp.	94,000	226,399

Formosa Petrochemical Corp.	35,000	96,353

Formosa Plastics Corp.	112,000	310,035

Fubon Financial Holding Co., Ltd.	169,000	240,750

Globalwafers Co., Ltd.	7,000	101,936

Hon Hai Precision Industry Co., Ltd.	307,508	834,002

Hotai Motor Co., Ltd.	7,000	147,535

Hua Nan Financial Holdings Co., Ltd.	240,774	144,871

Largan Precision Co., Ltd.	3,000	318,597

Lite-On Technology Corp.	62,000	100,993

MediaTek, Inc.	28,000	665,567

Mega Financial Holding Co., Ltd.	280,000	269,808

Nan Ya Plastics Corp.	130,000	267,038

Novatek Microelectronics Corp., Ltd.	16,000	149,522

Pegatron Corp.	52,000	112,061

President Chain Store Corp.	17,000	153,439

Quanta Computer, Inc.	67,000	169,058

Realtek Semiconductor Corp.	12,000	149,489

Shanghai Commercial & Savings Bank, Ltd. (The)	94,606	122,641

Shin Kong Financial Holding Co., Ltd.	362,352	100,931

SinoPac Financial Holdings Co., Ltd.	309,000	115,677

Taishin Financial Holding Co., Ltd.	295,685	130,393

Taiwan Cement Corp.	137,412	195,012

Security	Shares	Value

Taiwan (continued)

Taiwan Cooperative Financial Holding Co., Ltd.	244,110	$163,977

Taiwan Mobile Co., Ltd.	48,000	163,968

Taiwan Semiconductor Manufacturing Co., Ltd.	576,000	8,714,692

Uni-President Enterprises Corp.	120,960	259,285

United Microelectronics Corp.	307,000	329,948

Win Semiconductors Corp.	11,000	120,002

Yageo Corp.	7,000	87,205

Yuanta Financial Holding Co., Ltd.	305,422	189,889

		$18,538,995

United Arab Emirates — 2.1%

Abu Dhabi Commercial Bank PJSC	259,100	$410,167

Aldar Properties PJSC	359,800	265,684

Dubai Islamic Bank PJSC	169,500	191,802

Emaar Malls PJSC(1)	253,900	101,250

Emaar Properties PJSC(1)	334,300	239,562

Emirates NBD Bank PJSC	116,800	299,372

Emirates Telecommunications Group Co. PJSC	160,200	733,970

First Abu Dhabi Bank PJSC	253,600	781,442

		$3,023,249

Vietnam — 12.7%

FPT Corp.	701,925	$1,668,482

Ho Chi Minh City Development Joint Stock Commercial Bank(1)	312,910	327,566

Hoa Phat Group JSC	1,461,938	1,931,711

Imexpharm Pharmaceutical JSC	48,678	103,024

Masan Group Corp.(1)	197,050	713,876

Military Commercial Joint Stock Bank(1)	2,274,056	1,750,923

Mobile World Investment Corp.	53,333	257,731

No Va Land Investment Group Corp.(1)	201,690	539,584

PetroVietnam Gas JSC	84,800	258,719

PetroVietnam Power Corp.(1)	704,100	285,805

Phat Dat Real Estate Development Corp.	50,522	89,386

Phu Nhuan Jewelry JSC	565,090	1,707,718

Refrigeration Electrical Engineering Corp.	143,700	277,904

Saigon Beer Alcohol Beverage Corp.	60,300	479,482

SSI Securities Corp.	72,996	54,054

Viet Capital Securities JSC	282,825	451,423

Vietnam Dairy Products JSC	444,489	2,076,788

Vietnam National Petroleum Group	125,200	265,238

Vietnam Prosperity JSC Bank(1)	1,755,487	1,791,847

Vietnam Technological & Commercial Joint Stock Bank(1)	1,608,600	1,585,147

Vingroup JSC(1)	399,041	1,835,598

		$18,452,006

Total Common Stocks (identified cost $110,501,372)		$126,776,471

21	See Notes to Financial Statements.

Global Macro Capital Opportunities Portfolio

October 31, 2020

Portfolio of Investments — continued

Short-Term Investments — 11.8%

U.S. Treasury Obligations — 1.0%
Security	Principal Amount (000’s omitted)	Value

U.S. Treasury Bill, 0.00%, 11/5/20	$1,500	$1,499,992

Total U.S. Treasury Obligations (identified cost $1,499,985)		$1,499,992

Other — 10.8%
Description	Units	Value

Eaton Vance Cash Reserves Fund, LLC, 0.12%(4)	15,684,838	$15,684,838

Total Other (identified cost $15,684,838)		$15,684,838

Total Short-Term Investments (identified cost $17,184,823)		$17,184,830

Total Investments — 98.8% (identified cost $127,686,195)		$143,961,301

Other Assets, Less Liabilities — 1.2%		$1,732,780

Net Assets — 100.0%		$145,694,081

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	Non-income producing security.

(2)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At October 31, 2020, the aggregate value of these securities is $1,813,952 or 1.2% of the Portfolio’s net assets.

(3)	Securities are traded on separate exchanges for the same entity.

(4)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2020.

Sector Classification of Portfolio
Sector	Percentage of Net Assets	Value

Financials	26.7%	$38,874,917

Information Technology	18.5	26,937,393

Consumer Discretionary	10.4	15,223,661

Communication Services	7.5	10,960,843

Consumer Staples	4.7	6,848,699

Energy	4.7	6,837,245

Materials	4.4	6,394,504

Real Estate	4.0	5,765,059

Utilities	2.3	3,322,554

Industrials	2.2	3,255,793

Health Care	1.6	2,355,803

Short-Term Investments	11.8	17,184,830

Total Investments	98.8%	$143,961,301

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

EUR	99,714	USD	116,543	BNP Paribas	11/2/20	$—	$(411)

RON	485,829	EUR	99,714	Bank of America, N.A.	11/2/20	253	—

USD	137,618	EUR	117,768	Standard Chartered Bank	11/2/20	459	—

EUR	117,768	USD	137,700	Standard Chartered Bank	11/30/20	—	(460)

USD	6,400,428	EUR	5,456,510	BNP Paribas	11/30/20	41,722	—

USD	5,698,161	EUR	4,857,811	BNP Paribas	11/30/20	37,144	—

USD	5,183,593	EUR	4,419,131	BNP Paribas	11/30/20	33,790	—

USD	2,454,901	EUR	2,092,858	BNP Paribas	11/30/20	16,004	—

USD	1,480,885	EUR	1,262,488	BNP Paribas	11/30/20	9,653	—

USD	116,613	EUR	99,714	BNP Paribas	11/30/20	412	—

USD	2,855,790	AED	10,547,575	Standard Chartered Bank	7/7/22	—	(9,626)

						$139,437	$(10,497)

22	See Notes to Financial Statements.

Global Macro Capital Opportunities Portfolio

October 31, 2020

Portfolio of Investments — continued

Futures Contracts

Description	Number of Contracts	Position	Expiration Date	Notional Amount	Value/ Unrealized Appreciation (Depreciation)

Equity Futures

MSCI Emerging Markets Index	142	Long	12/18/20	$7,823,490	$(116,815)

					$(116,815)

Total Return Swaps

Counterparty	Notional Amount (000’s omitted)		Portfolio Receives	Portfolio Pays	Termination Date	Value/ Unrealized Appreciation (Depreciation)

JPMorgan Chase Bank, N.A.	CNY	13,425	Total Return on Shenzhen Stock Exchange Composite Index (pays quarterly)	3-month USD-LIBOR minus 14.00% on $2,000,113 (pays quarterly)	4/16/21	$(52,579)

UBS AG	CNY	65,063	Total Return on Shenzhen Stock Exchange Composite Index (pays quarterly)	3-month USD-LIBOR minus 13.75% on $9,514,271 (pays quarterly)	3/24/21	353,984

						$301,405

Abbreviations:

ADR	–	American Depositary Receipt

PFC Shares	–	Preference Shares

Currency Abbreviations:

AED	–	United Arab Emirates Dirham

CNY	–	Yuan Renminbi

EUR	–	Euro

RON	–	Romanian Leu

USD	–	United States Dollar

23	See Notes to Financial Statements.

Global Macro Capital Opportunities Portfolio

October 31, 2020

Statement of Assets and Liabilities

Assets	October 31, 2020

Unaffiliated investments, at value (identified cost, $112,001,357)	$128,276,463

Affiliated investment, at value (identified cost, $15,684,838)	15,684,838

Cash	1,160,053

Deposits for derivatives collateral —

Financial futures contracts	677,340

OTC derivatives	710,000

Foreign currency, at value (identified cost, $315,002)	316,105

Dividends receivable	65,391

Dividends receivable from affiliated investment	1,229

Receivable for investments sold	198,262

Receivable for open forward foreign currency exchange contracts	139,437

Receivable for open swap contracts	353,984

Tax reclaims receivable	13,324

Total assets	$147,596,426

Liabilities

Cash collateral due to broker	$710,000

Payable for investments purchased	631,419

Payable for variation margin on open financial futures contracts	97,992

Payable for open forward foreign currency exchange contracts	10,497

Payable for open swap contracts	52,579

Payable to affiliates:

Investment adviser fee	126,449

Trustees’ fees	687

Accrued foreign capital gains taxes	96,231

Accrued expenses	176,491

Total liabilities	$1,902,345

Net Assets applicable to investors’ interest in Portfolio	$145,694,081

24	See Notes to Financial Statements.

Global Macro Capital Opportunities Portfolio

October 31, 2020

Statement of Operations

Investment Income	Year Ended October 31, 2020

Dividends (net of foreign taxes, $403,241)	$3,206,985

Dividends from affiliated investment	74,938

Interest (net of foreign taxes, $18)	37,082

Total investment income	$3,319,005

Expenses

Investment adviser fee	$1,569,545

Trustees’ fees and expenses	8,719

Custodian fee	327,368

Legal and accounting services	73,001

Miscellaneous	29,466

Total expenses	$2,008,099

Net investment income	$1,310,906

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —

Investment transactions (net of foreign capital gains taxes of $110,220)	$(11,865,445)

Investment transactions — affiliated investment	(6,107)

Financial futures contracts	1,745,833

Swap contracts	1,313,977

Foreign currency transactions	(996,440)

Forward foreign currency exchange contracts	(1,229,339)

Net realized loss	$(11,037,521)

Change in unrealized appreciation (depreciation) —

Investments (including net decrease in accrued foreign capital gains taxes of $154,693)	$(518,417)

Investments — affiliated investment	(518)

Financial futures contracts	(306,710)

Swap contracts	301,405

Foreign currency	496,001

Forward foreign currency exchange contracts	571,398

Net change in unrealized appreciation (depreciation)	$543,159

Net realized and unrealized loss	$(10,494,362)

Net decrease in net assets from operations	$(9,183,456)

25	See Notes to Financial Statements.

Global Macro Capital Opportunities Portfolio

October 31, 2020

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2020	2019

From operations —

Net investment income	$1,310,906	$2,211,320

Net realized gain (loss)	(11,037,521)	1,060,712

Net change in unrealized appreciation (depreciation)	543,159	9,020,967

Net increase (decrease) in net assets from operations	$(9,183,456)	$12,292,999

Capital transactions —

Contributions	$20,177,377	$23,681,199

Withdrawals	(44,633,383)	(18,809,164)

Net increase (decrease) in net assets from capital transactions	$(24,456,006)	$4,872,035

Net increase (decrease) in net assets	$(33,639,462)	$17,165,034

Net Assets

At beginning of year	$179,333,543	$162,168,509

At end of year	$145,694,081	$179,333,543

26	See Notes to Financial Statements.

Global Macro Capital Opportunities Portfolio

October 31, 2020

Financial Highlights

	Year Ended October 31,
Ratios/Supplemental Data	2020	2019		2018	2017	2016

Ratios (as a percentage of average daily net assets):

Expenses	1.28%	1.29	%(1)	1.25%	1.29%	1.30%

Net investment income	0.84%	1.29%		0.97%	1.10%	0.92%

Portfolio Turnover	44%	43%		39%	32%	40%

Total Return	(2.84)%	7.44%		(11.06)%	24.59%	5.75%

Net assets, end of year (000’s omitted)	$145,694	$179,334		$162,169	$164,303	$124,168

(1)	Includes interest expense of 0.01% of average daily net assets for the year ended October 31, 2019.

27	See Notes to Financial Statements.

Global Macro Capital Opportunities Portfolio

October 31, 2020

Notes to Financial Statements

1  Significant Accounting Policies

Global Macro Capital Opportunities Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a non-diversified, open-end management investment company. The Portfolio’s investment objective is total return. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2020, Eaton Vance Emerging and Frontier Countries Equity Fund held a 99.9% interest in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Derivatives. Financial futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average ask prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service. Total return swaps are valued using valuations provided by a third party pricing service based on the value of the underlying index or instrument and reference interest rate. Future cash flows on swaps are discounted to their present value using swap rates provided by electronic data services or by broker/dealers.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Portfolio’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.

Affiliated Fund. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends, interest and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

28

Global Macro Capital Opportunities Portfolio

October 31, 2020

Notes to Financial Statements — continued

D  Federal and Other Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. If one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.

In addition to the requirements of the Internal Revenue Code, the Portfolio may also be subject to local taxes on the recognition of capital gains in certain countries. In determining the daily net asset value, the Portfolio estimates the accrual for such taxes, if any, based on the unrealized appreciation on certain portfolio securities and the related tax rates. Taxes attributable to unrealized appreciation are included in the change in unrealized appreciation (depreciation) on investments. Capital gains taxes on securities sold are included in net realized gain (loss) on investments.

As of October 31, 2020, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

H  Financial Futures Contracts — Upon entering into a financial futures contract, the Portfolio is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Portfolio each business day, depending on the daily fluctuations in the value of the underlying security or index, and are recorded as unrealized gains or losses by the Portfolio. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

I  Forward Foreign Currency Exchange Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. While forward foreign currency exchange contracts are privately negotiated agreements between the Portfolio and a counterparty, certain contracts may be “centrally cleared”, whereby all payments made or received by the Portfolio pursuant to the contract are with a central clearing party (CCP) rather than the original counterparty. The CCP guarantees the performance of the original parties to the contract. Upon entering into centrally cleared contracts, the Portfolio is required to deposit with the CCP, either in cash or securities, an amount of initial margin determined by the CCP, which is subject to adjustment. For centrally cleared contracts, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. Risks may arise upon entering forward foreign currency exchange contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar. In the case of centrally cleared contracts, counterparty risk is minimal due to protections provided by the CCP.

J  Purchased Options — Upon the purchase of a call or put option, the premium paid by the Portfolio is included in the Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Portfolio’s policies on investment valuations discussed above. As the purchaser of an index option, the Portfolio has the right to receive a cash payment equal to any depreciation in the value of the index below the exercise price of the option (in the case of a put) or equal to any appreciation in the value of the index over the exercise price of the option (in the case of a call) as of the valuation date of the option. If an option which the Portfolio had purchased expires on the stipulated expiration date, the Portfolio will realize a loss in the amount of the cost of the option. If the Portfolio enters into a

29

Global Macro Capital Opportunities Portfolio

October 31, 2020

Notes to Financial Statements — continued

closing sale transaction, the Portfolio will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Portfolio exercises a put option on a security, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Portfolio exercises a call option on a security, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid. Purchased options traded over-the-counter involve risk that the issuer or counterparty will fail to perform its contractual obligations.

K  Total Return Swaps — In a total return swap, the buyer receives a periodic return equal to the total return of a specified security, securities or index for a specified period of time. In return, the buyer pays the counterparty a fixed or variable stream of payments, typically based upon short-term interest rates, possibly plus or minus an agreed upon spread. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains and losses. Periodic payments received or made are recorded as realized gains or losses. The Portfolio is exposed to credit loss in the event of nonperformance by the swap counterparty. Risk may also arise from the unanticipated movements in value of exchange rates, interest rates, securities, or the index.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM and an indirect subsidiary of Eaton Vance Corp., as compensation for investment advisory services rendered to the Portfolio. The fee is computed at an annual rate of 1.00% of the Portfolio’s average daily net assets up to $500 million, and is payable monthly. On net assets of $500 million and over, the annual fee is reduced. For the year ended October 31, 2020, the Portfolio’s investment adviser fee amounted to $1,569,545 or 1.00% of the Portfolio’s average daily net assets. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2020, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $62,786,028 and $94,246,659, respectively, for the year ended October 31, 2020.

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Portfolio at October 31, 2020, as determined on a federal income tax basis, were as follows:

Aggregate cost	$128,054,608

Gross unrealized appreciation	$30,753,895

Gross unrealized depreciation	(14,555,423)

Net unrealized appreciation	$16,198,472

5  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts, financial futures contracts and swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 2020 is included in the Portfolio of Investments. At October 31, 2020, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

In the normal course of pursuing its investment objective, the Portfolio is subject to the following risks:

Equity Price Risk: The Portfolio enters into equity futures contracts and total return swaps to enhance total return, to manage certain investment risks and/or as a substitute for the purchase of securities.

30

Global Macro Capital Opportunities Portfolio

October 31, 2020

Notes to Financial Statements — continued

Foreign Exchange Risk: The Portfolio engages in forward foreign currency exchange contracts and currency options to enhance total return, to seek to hedge against fluctuations in currency exchange rates and/or as a substitute for the purchase or sale of securities or currencies.

The Portfolio enters into over-the-counter (OTC) derivatives that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Portfolio’s net assets below a certain level over a certain period of time, which would trigger a payment by the Portfolio for those derivatives in a liability position. At October 31, 2020, the fair value of derivatives with credit-related contingent features in a net liability position was $63,076. At October 31, 2020, there were no assets pledged by the Portfolio for such liability.

The OTC derivatives in which the Portfolio invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Portfolio has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Portfolio’s net assets decline by a stated percentage or the Portfolio fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Portfolio of any net liability owed to it.

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Portfolio and/or counterparty is held in segregated accounts by the Portfolio’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as deposits for derivatives collateral and, in the case of cash pledged by a counterparty for the benefit of the Portfolio, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Portfolio as collateral, if any, are identified as such in the Portfolio of Investments. The carrying amount of the liability for cash collateral due to broker at October 31, 2020 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 8) at October 31, 2020.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at October 31, 2020 was as follows:

	Fair Value
Statement of Assets and Liabilities Caption	Equity Price	Foreign Exchange	Total

Receivable for open forward foreign currency exchange contracts	$—	$139,437	$139,437

Receivable for open swap contracts	353,984	—	353,984

Total Asset Derivatives subject to master netting or similar agreements	$353,984	$139,437	$493,421

Not applicable	$(116,815)*	$—	$(116,815)

Payable for open forward foreign currency exchange contracts	—	(10,497)	(10,497)

Payable for open swap contracts	(52,579)	—	(52,579)

Total Liability Derivatives	$(169,394)	$(10,497)	$(179,891)

Derivatives not subject to master netting or similar agreements	$(116,815)	$—	$(116,815)

Total Liability Derivatives subject to master netting or similar agreements	$(52,579)	$(10,497)	$(63,076)

*	Only the current day’s variation margin on open futures contracts is reported within the Statement of Assets and Liabilities as Payable for variation margin on open financial futures contracts.

31

Global Macro Capital Opportunities Portfolio

October 31, 2020

Notes to Financial Statements — continued

The Portfolio’s derivative assets and liabilities at fair value by risk, which are reported gross in the Statement of Assets and Liabilities, are presented in the table above. The following tables present the Portfolio’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Portfolio for such assets and pledged by the Portfolio for such liabilities as of October 31, 2020.

Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)	Total Cash Collateral Received

Bank of America, N.A.	$253	$—	$—	$—	$253	$—

BNP Paribas	138,725	(411)	—	—	138,314	—

Standard Chartered Bank	459	(459)	—	—	—	—

UBS AG	353,984	—	—	(353,984)	—	710,000

	$493,421	$(870)	$—	$(353,984)	$138,567	$710,000

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)	Total Cash Collateral Pledged

BNP Paribas	$(411)	$411	$—	$—	$—	$—

JPMorgan Chase Bank, N.A.	(52,579)	—	—	—	(52,579)	—

Standard Chartered Bank	(10,086)	459	—	—	(9,627)	—

	$(63,076)	$870	$—	$—	$(62,206)	$—

Total — Deposits for derivatives collateral — OTC derivatives						$710,000

(a)	In some instances, the total collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b)	Net amount represents the net amount due from the counterparty in the event of default.

(c)	Net amount represents the net amount payable to the counterparty in the event of default.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure for the year ended October 31, 2020 was as follows:

Statement of Operations Caption	Equity Price	Foreign Exchange	Total

Net realized gain (loss) —

Investment transactions	$—	$(40,663)	$(40,663)

Financial futures contracts	1,745,833	—	1,745,833

Swap contracts	1,313,977	—	1,313,977

Forward foreign currency exchange contracts	—	(1,229,339)	(1,229,339)

Total	$3,059,810	$(1,270,002)	$1,789,808

Change in unrealized appreciation (depreciation) —

Financial futures contracts	$(306,710)	$—	$(306,710)

Swap contracts	301,405	—	301,405

Forward foreign currency exchange contracts	—	571,398	571,398

Total	$(5,305)	$571,398	$566,093

32

Global Macro Capital Opportunities Portfolio

October 31, 2020

Notes to Financial Statements — continued

The average notional cost of futures contracts and average notional amounts of other derivative contracts outstanding during the year ended October 31, 2020, which are indicative of the volume of these derivative types, were approximately as follows:

Futures Contracts — Long	Forward Foreign Currency Exchange Contracts*	Swap Contracts

$6,769,000	$40,159,000	$3,556,000

*	The average notional amount for forward foreign currency exchange contracts is based on the absolute value of notional amounts of currency purchased and currency sold.

The average principal amount of purchased currency options contracts outstanding during the year ended October 31, 2020, which is indicative of the volume of this derivative type, was approximately $1,655,000.

6  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in an $800 million unsecured line of credit agreement with a group of banks, which is in effect through October 26, 2021. Borrowings are made by the Portfolio solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2020, an upfront fee and arrangement fee totaling $950,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2020.

7  Investments in Affiliated Funds

At October 31, 2020, the value of the Portfolio’s investment in affiliated funds was $15,684,838, which represents 10.8% of the Portfolio’s net assets. Transactions in affiliated funds by the Portfolio for the year ended October 31, 2020 were as follows:

Name of affiliated fund	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units, end of period

Short-Term Investments

Eaton Vance Cash Reserves Fund, LLC	$5,701,355	$89,630,440	$(79,640,332)	$(6,107)	$(518)	$15,684,838	$74,938	15,684,838

8  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

33

Global Macro Capital Opportunities Portfolio

October 31, 2020

Notes to Financial Statements — continued

At October 31, 2020, the hierarchy of inputs used in valuing the Portfolio’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Common Stocks

Asia/Pacific	$6,520,485	$78,177,071	$—	$84,697,556

Emerging Europe	—	26,706,554	—	26,706,554

Latin America	3,972,205	—	—	3,972,205

Middle East/Africa	—	11,400,156	—	11,400,156

Total Common Stocks	$10,492,690	$116,283,781 *	$—	$126,776,471

Short-Term Investments —

U.S. Treasury Obligations	$—	$1,499,992	$—	$1,499,992

Other	—	15,684,838	—	15,684,838

Total Investments	$10,492,690	$133,468,611	$—	$143,961,301

Forward Foreign Currency Exchange Contracts	$—	$139,437	$—	$139,437

Swap Contracts	—	353,984	—	353,984

Total	$10,492,690	$133,962,032	$—	$144,454,722

Liability Description

Forward Foreign Currency Exchange Contracts	$—	$(10,497)	$—	$(10,497)

Futures Contracts	(116,815)	—	—	(116,815)

Swap Contracts	—	(52,579)	—	(52,579)

Total	$(116,815)	$(63,076)	$—	$(179,891)

*

Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2020 is not presented.

9  Risks and Uncertainties

Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers and issuers than in the United States. The foregoing risks of foreign investing can be more significant in less developed countries characterized as emerging market countries.

Pandemic Risk

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in December 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, the economies of individual countries, individual companies, and the market in

34

Global Macro Capital Opportunities Portfolio

October 31, 2020

Notes to Financial Statements — continued

general, and may continue to do so in significant and unforeseen ways, as may other epidemics and pandemics that may arise in the future. Any such impact could adversely affect the Portfolio’s performance, or the performance of the securities in which the Portfolio invests.

10  Additional Information

On October 8, 2020, Morgan Stanley and Eaton Vance Corp. (“Eaton Vance”) announced that they had entered into a definitive agreement under which Morgan Stanley would acquire Eaton Vance. Under the Investment Company Act of 1940, as amended, consummation of this transaction may be deemed to result in the automatic termination of an Eaton Vance Fund’s investment advisory agreement, and, where applicable, any related sub-advisory agreement. On November 24, 2020, the Portfolio’s Board approved a new investment advisory agreement. The new investment advisory agreement will be presented to Portfolio interest holders for approval, and, if approved, would take effect upon consummation of the transaction. A special joint meeting of Portfolio interest holders will be held on February 18, 2021, at which the proposed investment advisory agreement for the Portfolio will be submitted for approval.

35

Global Macro Capital Opportunities Portfolio

October 31, 2020

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Global Macro Capital Opportunities Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Global Macro Capital Opportunities Portfolio (the “Portfolio”), including the portfolio of investments, as of October 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of October 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 17, 2020

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

36

Eaton Vance

Emerging and Frontier Countries Equity Fund

October 31, 2020

Liquidity Risk Management Program

The Fund has implemented a written liquidity risk management program (Program) and related procedures to manage its liquidity in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (Liquidity Rule). The Liquidity Rule defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Fund’s Board of Trustees/Directors has designated the investment adviser to serve as the administrator of the Program and the related procedures. The administrator has established a Liquidity Risk Management Oversight Committee (Committee) to perform the functions necessary to administer the Program. As part of the Program, the administrator is responsible for identifying illiquid investments and categorizing the relative liquidity of the Fund’s investments in accordance with the Liquidity Rule. Under the Program, the administrator assesses, manages, and periodically reviews the Fund’s liquidity risk, and is responsible for making certain reports to the Fund’s Board of Trustees/Directors and the Securities and Exchange Commission (SEC) regarding the liquidity of the Fund’s investments, and to notify the Board of Trustees/Directors and the SEC of certain liquidity events specified in the Liquidity Rule. The liquidity of the Fund’s portfolio investments is determined based on a number of factors including, but not limited to, relevant market, trading and investment-specific considerations under the Program.

At a meeting of the Fund’s Board of Trustees/Directors, the Committee provided a written report to the Fund’s Board of Trustees/Directors pertaining to the operation, adequacy, and effectiveness of implementation of the Program, as well as the operation of the highly liquid investment minimum (if applicable) for the period December 1, 2018 through December 31, 2019 (Review Period). The Program operated effectively during the Review Period, supporting the administrator’s ability to assess, manage and monitor Fund liquidity risk, including during periods of market volatility and net redemptions. During the Review Period, the Fund met redemption requests on a timely basis.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

37

Eaton Vance

Emerging and Frontier Countries Equity Fund

October 31, 2020

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Global Macro Capital Opportunities Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 143 portfolios (with the exception of Messrs. Faust and Wennerholm and Ms. Frost who oversee 142 portfolios) in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Trust/Portfolio Position(s)	Trustee Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 142 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and Portfolio.

Other Directorships in the Last Five Years. Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Other Directorships in the Last Five Years. None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Other Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Other Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Other Directorships in the Last Five Years. Director of DraftKings, Inc. (digital sports entertainment and gaming company) (since September 2020). Director of Groupon, Inc. (e-commerce provider) (since April 2020). Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Formerly, Director of Dynex Capital, Inc. (mortgage REIT) (2013-2020).

38

Eaton Vance

Emerging and Frontier Countries Equity Fund

October 31, 2020

Management and Organization — continued

Name and Year of Birth	Trust/Portfolio Position(s)	Trustee Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson) and 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Other Directorships in the Last Five Years. None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Other Directorships in the Last Five Years. None.

Keith Quinton 1958	Trustee	2018

Private investor, researcher and lecturer. Independent Investment Committee Member at New Hampshire Retirement System (since 2017). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Other Directorships in the Last Five Years. Director (since 2016) and Chairman (since 2019) of New Hampshire Municipal Bond Bank.

Marcus L. Smith 1966	Trustee	2018

Private investor. Member of Posse Boston Advisory Board (foundation) (since 2015). Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Other Directorships in the Last Five Years. Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Director of Ascot Group Limited and certain of its subsidiaries (insurance and reinsurance) (since 2018). Formerly, Director of Hagerty Holding Corp. (insurance and reinsurance) (2015-2018). Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Other Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Scott E. Wennerholm 1959	Trustee	2016

Private Investor. Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Other Directorships in the Last Five Years. None.

Name and Year of Birth	Trust/Portfolio Position(s)	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees

Eric A. Stein 1980	President	2020	Vice President and Chief Investment Officer, Fixed Income of EVM and BMR. Prior to November 1, 2020, Mr. Stein was a co-Director of Eaton Vance’s Global Income Investments. Also Vice President of Calvert Research and Management (“CRM”).

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of CRM.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

39

Eaton Vance

Emerging and Frontier Countries Equity Fund

October 31, 2020

Management and Organization — continued

Name and Year of Birth	Trust/Portfolio Position(s)	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees (continued)

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly, Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

40

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each entity listed below has adopted a privacy policy and procedures (“Privacy Program”) Eaton Vance believes is reasonably designed to protect your personal information and to govern when and with whom Eaton Vance may share your personal information.

•

At the time of opening an account, Eaton Vance generally requires you to provide us with certain information such as name, address, social security number, tax status, account numbers, and account balances. This information is necessary for us to both open an account for you and to allow us to satisfy legal requirements such as applicable anti-money laundering reviews and know-your-customer requirements.

•

On an ongoing basis, in the normal course of servicing your account, Eaton Vance may share your information with unaffiliated third parties that perform various services for Eaton Vance and/or your account. These third parties include transfer agents, custodians, broker/dealers and our professional advisers, including auditors, accountants, and legal counsel. Eaton Vance may additionally share your personal information with our affiliates.

•	We believe our Privacy Program is reasonably designed to protect the confidentiality of your personal information and to prevent unauthorized access to that information.

•

We reserve the right to change our Privacy Program at any time upon proper notification to you. You may want to review our Privacy Program periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of protecting your personal information applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, and Calvert Funds. This Privacy Notice supersedes all previously issued privacy disclosures. For more information about our Privacy Program or about how your personal information may be used, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

41

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Investment Adviser of Global Macro Capital Opportunities Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Investment Adviser and Administrator of Eaton Vance Emerging and Frontier Countries Equity Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*

FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

20357    10.31.20

Eaton Vance

Emerging Markets Local Income Fund

Annual Report

October 31, 2020

Important Note. Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (eatonvance.com/funddocuments), and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you are a direct investor, you may elect to receive shareholder reports and other communications from the Fund electronically by signing up for e-Delivery at eatonvance.com/edelivery. If you own your shares through a financial intermediary (such as a broker-dealer or bank), you must contact your financial intermediary to sign up.

You may elect to receive all future Fund shareholder reports in paper free of charge. If you are a direct investor, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-262-1122. If you own these shares through a financial intermediary, you must contact your financial intermediary or follow instructions included with this disclosure, if applicable, to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Eaton Vance funds held directly or to all funds held through your financial intermediary, as applicable.

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The adviser is registered with the CFTC as a commodity pool operator with respect to its management of the Fund. As the commodity pool operator of the Fund, the adviser has claimed relief under the Commodity Exchange Act from certain reporting and recordkeeping requirements. The adviser is also registered as a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2020

Eaton Vance

Emerging Markets Local Income Fund

Eaton Vance

Emerging Markets Local Income Fund

October 31, 2020

Management’s Discussion of Fund Performance1

Economic and Market Conditions

The 12-month period ended October 31, 2020, was a volatile time for the world’s financial markets. Nonetheless, major equity and fixed-income indexes posted solid gains for the period. In the volatile environment, longer duration bonds generally performed especially well, driven by a global trend of declining interest rates.

The period began on a positive note, with financial markets registering broad gains from November through early 2020 amid accommodative central bank policies. In late January, however, news of the outbreak of the novel coronavirus in China started to raise investor concerns. As the virus turned into a global pandemic in February and March, it brought most of the world’s economies to a near standstill. The abrupt decline in economic output triggered a global sell-off in equities and higher yielding sectors of the fixed-income market. Emerging market countries proved particularly vulnerable to the economic and health effects of COVID-19. Plummeting oil prices were an additional headwind for emerging market nations that depend on oil exports.

Global markets subsequently regained their footing, and most major asset classes delivered strong returns from April through August 2020. Several factors contributed to the rally, including aggressive monetary and fiscal responses by central banks and governments to help mitigate the economic impact of the virus. In addition, economies started to recover as policymakers learned more about how to slow the spread of COVID-19 and began easing social-distancing restrictions. Lastly, the U.S. Federal Reserve (the Fed) announced a shift in its inflation-targeting policy from seeking a rate of 2% “over the longer run” to “inflation moderately above 2% for some time.”

Markets generally weakened from September through October as a lack of additional fiscal stimulus in the U.S. created worries about the sustainability of the domestic economic recovery. Rising cases of COVID-19, especially in Europe, and uncertainties surrounding the November 2020 U.S. elections further dampened investor sentiment. While central banks in developed economies held their respective policy rates steady in the last two months of the period, a number of emerging market central banks reduced rates to levels likely approaching their lower bounds.

Fund Performance

For the 12-month period ended October 31, 2020, Eaton Vance Emerging Markets Local Income Fund (the Fund) returned –0.31% for Class A shares at net asset value (NAV), outperforming its benchmark, the J.P. Morgan Government Bond Index: Emerging Markets Global Diversified (JPM GBI-EM GD) (Unhedged) (the Index), which returned –3.81%.

Positioning in all major regions of investment positively impacted relative returns, led by the Middle East & Africa (MEA). Within MEA, an out-of-Index allocation to the Egyptian pound and an overweight position in South African interest rates were particularly helpful. The Egyptian pound benefited from attractive yields on short-term instruments denominated in the pound, coupled with the central bank’s ability to maintain currency stability versus the U.S. dollar. Interest rate cuts by the South African Reserve Bank aided the overweight position in South African rates. An underweight position in the South African rand further boosted relative results during the period.

Investments in Eastern Europe made the second-largest contribution to Fund performance versus the Index. An out-of-Index holding in Ukrainian local bonds was favorable due to a decrease in local interest rates and news that the Ukrainian government had secured a loan package from the International Monetary Fund. Out-of-Index local bond exposure in Uzbekistan was advantageous as well, while an underweight position in the Polish zloty detracted from performance relative to the Index during the period.

Holdings in Latin America also made a significant contribution to returns versus the Index. Overweight interest rate positions in the Dominican Republic and Uruguay were notable contributors given the global trend of declining rates during the period. Select currency exposures dampened the positive impact of these and other Latin American investments. Chief among them was an overweight position in the Brazilian real early in the period, which weakened as the central bank reduced interest rates in an effort to support the economy.

Investments in Asia made a relatively modest contribution to performance versus the Index during the period. Overweight positions in Chinese and Malaysian interest rates were helpful; however, other holdings muted the value that they added. These included an out-of-Index allocation to the Pakistani rupee. Pakistan’s heavy reliance on textile exports, which were hurt by the pandemic-driven global economic slowdown, pressured the currency. By period-end, the position in the Pakistani rupee was sold from the Fund.

The Fund uses derivatives extensively to both hedge select undesired risk exposures as well as gain select desired risk exposures. Some of the above commentary about notable drivers of performance at the country level involved the use of derivatives. The Fund’s use of derivatives broadly detracted from returns versus the Index during the period. In particular, currency forwards, which are used both to gain and hedge desired exposures, detracted from Fund performance with exposure management of the Polish zloty, Brazilian real, and Czech koruna being the most notable. Interest rate swaps, which are also used both to gain and hedge desired exposures and are the other major derivative type used by the Fund, contributed to relative performance with those in Malaysia, China, and Brazil being the largest contributors at the country level during the period.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Emerging Markets Local Income Fund

October 31, 2020

Performance2,3

Portfolio Managers John R. Baur and Michael A. Cirami, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years

Class A at NAV	06/27/2007	06/27/2007	–0.31%	6.64%	1.60%
Class A with 4.75% Maximum Sales Charge	—	—	–5.09	5.60	1.11
Class C at NAV	08/03/2010	06/27/2007	–0.90	5.91	0.90
Class C with 1% Maximum Sales Charge	—	—	–1.77	5.91	0.90
Class I at NAV	11/30/2009	06/27/2007	–0.01	6.97	1.90

J.P. Morgan Government Bond Index: Emerging Markets Global Diversified (JPM GBI-EM GD) (Unhedged)	—	—	–3.81%	3.94%	0.44%

% Total Annual Operating Expense Ratios[4]			Class A	Class C	Class I

Gross			1.22%	1.92%	0.92%
Net			1.20	1.90	0.90

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge

Class C	$10,000	10/31/2010	$10,935	N.A.
Class I	$250,000	10/31/2010	$301,880	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Emerging Markets Local Income Fund

October 31, 2020

Fund Profile5

Asset Allocation (% of net assets)6

Foreign Currency Exposures by Country (% of net assets)7

Mexico	11.9%

Thailand	11.1

Egypt	10.6

Indonesia	9.5

Serbia	9.4

Brazil	8.8

Russia	8.1

Poland	8.1

China	8.0

Colombia	7.0

Ukraine	5.4

Malaysia	4.4

Peru	4.0

Uzbekistan	4.0

Czech Republic	3.9

Uruguay	3.6

Hungary	3.3

South Africa	2.8

Dominican Republic	2.4

South Korea	2.1

Turkey	1.9

Georgia	1.9

Chile	1.7

Other	1.4	*

Euro	–6.2

Total Long	135.3

Total Short	–6.2

Total Net	129.1

*	Includes amounts each less than 1.0% or –1.0%, as applicable.

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Emerging Markets Local Income Fund

October 31, 2020

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

J.P. Morgan Government Bond Index: Emerging Markets Global Diversified (JPM GBI-EM GD) (Unhedged) is an unmanaged index of local-currency bonds with maturities of more than one year issued by emerging markets governments. Information has been obtained from sources believed to be reliable but J.P. Morgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2020, J.P. Morgan Chase & Co. All rights reserved. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

[4]

Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 2/28/21. Without the reimbursement, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]

Fund primarily invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund and may also invest directly. Unless otherwise noted, references to investments are to the aggregate holdings of the Fund and the Portfolio.

[6]	Other Net Assets represents other assets less liabilities and includes any investment type that represents less than 1% of net assets.

[7]	Currency exposures include all foreign exchange denominated assets and currency derivatives. Total exposures may exceed 100% due to implicit leverage created by derivatives.

Fund profile subject to change due to active management.

Additional Information

Duration is a measure of the expected change in price of a bond — in percentage terms — given a one percent change in interest rates, all else being constant. Securities with lower durations tend to be less sensitive to interest rate changes.

5

Eaton Vance

Emerging Markets Local Income Fund

October 31, 2020

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2020 – October 31, 2020).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/20)	Ending Account Value (10/31/20)	Expenses Paid During Period* (5/1/20 – 10/31/20)		Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,082.00	$6.28	**	1.20%
Class C	$1,000.00	$1,077.90	$9.92	**	1.90%
Class I	$1,000.00	$1,083.70	$4.71	**	0.90%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.10	$6.09	**	1.20%
Class C	$1,000.00	$1,015.60	$9.63	**	1.90%
Class I	$1,000.00	$1,020.60	$4.57	**	0.90%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2020. The Example reflects the expenses of both the Fund and the Portfolio.

**	Absent an allocation of certain expenses to an affiliate, expenses would be higher.

6

Eaton Vance

Emerging Markets Local Income Fund

October 31, 2020

Statement of Assets and Liabilities

Assets	October 31, 2020

Investment in Emerging Markets Local Income Portfolio, at value (identified cost, $1,167,573,865)	$1,177,335,599

Receivable for Fund shares sold	2,711,342

Total assets	$1,180,046,941

Liabilities

Payable for Fund shares redeemed	$7,218,480

Payable to affiliates:

Distribution and service fees	84,330

Trustees’ fees	43

Other	42,090

Accrued expenses	305,591

Total liabilities	$7,650,534

Net Assets	$1,172,396,407

Sources of Net Assets

Paid-in capital	$1,171,442,281

Distributable earnings	954,126

Total	$1,172,396,407

Class A Shares

Net Assets	$129,953,980

Shares Outstanding	25,858,865

Net Asset Value and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$5.03

Maximum Offering Price Per Share

(100 ÷ 95.25 of net asset value per share)	$5.28

Class C Shares

Net Assets	$59,169,214

Shares Outstanding	11,643,725

Net Asset Value and Offering Price Per Share*

(net assets ÷ shares of beneficial interest outstanding)	$5.08

Class I Shares

Net Assets	$983,273,213

Shares Outstanding	195,738,940

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$5.02

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

7	See Notes to Financial Statements.

Eaton Vance

Emerging Markets Local Income Fund

October 31, 2020

Statement of Operations

Investment Income	Year Ended October 31, 2020

Interest allocated from Portfolio (net of foreign taxes, $3,129,414)	$76,541,683

Dividends allocated from Portfolio	1,681,149

Expenses allocated from Portfolio	(9,428,144)

Total investment income from Portfolio	$68,794,688

Expenses

Distribution and service fees

Class A	$428,507

Class C	627,947

Trustees’ fees and expenses	500

Custodian fee	65,669

Transfer and dividend disbursing agent fees	956,233

Legal and accounting services	50,527

Printing and postage	316,484

Registration fees	102,923

Miscellaneous	17,484

Total expenses	$2,566,274

Deduct —

Allocation of expenses to affiliate	$186,450

Total expense reductions	$186,450

Net expenses	$2,379,824

Net investment income	$66,414,864

Realized and Unrealized Gain (Loss) from Portfolio

Net realized gain (loss) —

Investment transactions (net of foreign capital gains taxes of $1,259,327)	$(9,660,258)

Financial futures contracts	(1,013,707)

Swap contracts	18,626,205

Foreign currency transactions	(5,519,907)

Forward foreign currency exchange contracts	(47,034,815)

Non-deliverable bond forward contracts	2,965,581

Net realized loss	$(41,636,901)

Change in unrealized appreciation (depreciation) —

Investments (including net increase in accrued foreign capital gains taxes of $329,371)	$(50,873,244)

Financial futures contracts	103,044

Swap contracts	15,172,115

Foreign currency	(510,673)

Forward foreign currency exchange contracts	(9,744,652)

Non-deliverable bond forward contracts	(554,476)

Net change in unrealized appreciation (depreciation)	$(46,407,886)

Net realized and unrealized loss	$(88,044,787)

Net decrease in net assets from operations	$(21,629,923)

8	See Notes to Financial Statements.

Eaton Vance

Emerging Markets Local Income Fund

October 31, 2020

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2020	2019

From operations —

Net investment income	$66,414,864	$61,860,848

Net realized loss	(41,636,901)	(14,006,360)

Net change in unrealized appreciation (depreciation)	(46,407,886)	139,154,069

Net increase (decrease) in net assets from operations	$(21,629,923)	$187,008,557

Distributions to shareholders —

Class A	$(5,302,962)	$(13,551,046)

Class C	(2,204,003)	(4,848,104)

Class I	(37,213,761)	(75,781,104)

Total distributions to shareholders	$(44,720,726)	$(94,180,254)

Tax return of capital to shareholders —

Class A	$(14,029,463)	$—

Class C	(5,830,888)	—

Class I	(98,452,351)	—

Total tax return of capital to shareholders	$(118,312,702)	$—

Transactions in shares of beneficial interest —

Proceeds from sale of shares

Class A	$60,982,647	$85,066,938

Class C	18,540,195	24,388,178

Class I	698,914,541	588,059,210

Net asset value of shares issued to shareholders in payment of distributions declared

Class A	17,771,603	12,545,769

Class C	7,791,365	4,662,466

Class I	121,886,362	65,869,958

Cost of shares redeemed

Class A	(81,245,981)	(66,890,933)

Class C	(19,502,304)	(14,552,761)

Class I	(621,864,337)	(345,787,716)

Net asset value of shares converted

Class A	1,179,537	1,377,959

Class C	(1,179,537)	(1,377,959)

Net increase in net assets from Fund share transactions	$203,274,091	$353,361,109

Net increase in net assets	$18,610,740	$446,189,412

Net Assets

At beginning of year	$1,153,785,667	$707,596,255

At end of year	$1,172,396,407	$1,153,785,667

9	See Notes to Financial Statements.

Eaton Vance

Emerging Markets Local Income Fund

October 31, 2020

Financial Highlights

	Class A
	Year Ended October 31,
	2020		2019		2018		2017		2016

Net asset value — Beginning of year	$5.760		$5.190		$6.310		$6.400		$6.150

Income (Loss) From Operations

Net investment income(1)	$0.286		$0.363		$0.408		$0.343		$0.346

Net realized and unrealized gain (loss)	(0.293)		0.759		(0.970)		0.124		0.573

Total income (loss) from operations	$(0.007)		$1.122		$(0.562)		$0.467		$0.919

Less Distributions

From net investment income	$(0.198)		$(0.552)		$—		$(0.502)		$(0.078)

Tax return of capital	(0.525)		—		(0.558)		(0.055)		(0.591)

Total distributions	$(0.723)		$(0.552)		$(0.558)		$(0.557)		$(0.669)

Net asset value — End of year	$5.030		$5.760		$5.190		$6.310		$6.400

Total Return(2)	(0.31	)%(3)	22.64	%(3)	(9.65	)%(3)	7.75%		15.94	%(3)

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$129,954		$152,308		$107,550		$87,390		$86,313

Ratios (as a percentage of average daily net assets):(4)

Expenses	1.20	%(3)	1.20	%(3)	1.23	%(3)(5)	1.26	%(6)	1.30	%(3)(6)

Net investment income	5.40%		6.57%		6.84%		5.45%		5.56%

Portfolio Turnover of the Portfolio	56%		46%		52%		40%		73%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

The investment adviser reimbursed certain operating expenses (equal to 0.02%, 0.02%, 0.09% and 0.08% of average daily net assets for the years ended October 31, 2020, 2019, 2018 and 2016, respectively). Absent this reimbursement, total return would be lower.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)	Includes interest expense of 0.02% of average daily net assets for the year ended October 31, 2018.

(6)

Includes interest and dividend expense, primarily on securities sold short and reverse repurchase agreements, of 0.02% and 0.05% of average daily net assets for the years ended October 31, 2017 and 2016, respectively.

10	See Notes to Financial Statements.

Eaton Vance

Emerging Markets Local Income Fund

October 31, 2020

Financial Highlights — continued

	Class C
	Year Ended October 31,
	2020		2019		2018		2017		2016

Net asset value — Beginning of year	$5.820		$5.240		$6.380		$6.470		$6.190

Income (Loss) From Operations

Net investment income(1)	$0.250		$0.328		$0.373		$0.302		$0.305

Net realized and unrealized gain (loss)	(0.298)		0.770		(0.992)		0.126		0.579

Total income (loss) from operations	$(0.048)		$1.098		$(0.619)		$0.428		$0.884

Less Distributions

From net investment income	$(0.190)		$(0.518)		$—		$(0.467)		$(0.070)

Tax return of capital	(0.502)		—		(0.521)		(0.051)		(0.534)

Total distributions	$(0.692)		$(0.518)		$(0.521)		$(0.518)		$(0.604)

Net asset value — End of year	$5.080		$5.820		$5.240		$6.380		$6.470

Total Return(2)	(0.90	)%(3)	21.87	%(3)	(10.42	)%(3)	7.01%		15.13	%(3)

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$59,169		$62,869		$44,416		$41,754		$34,379

Ratios (as a percentage of average daily net assets):(4)

Expenses	1.90	%(3)	1.90	%(3)	1.93	%(3)(5)	1.96	%(6)	2.00	%(3)(6)

Net investment income	4.68%		5.88%		6.17%		4.74%		4.87%

Portfolio Turnover of the Portfolio	56%		46%		52%		40%		73%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

The investment adviser reimbursed certain operating expenses (equal to 0.02%, 0.02%, 0.09% and 0.08% of average daily net assets for the years ended October 31, 2020, 2019, 2018 and 2016, respectively). Absent this reimbursement, total return would be lower.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)	Includes interest expense of 0.02% of average daily net assets for the year ended October 31, 2018.

(6)

Includes interest and dividend expense, primarily on securities sold short and reverse repurchase agreements, of 0.02% and 0.05% of average daily net assets for the years ended October 31, 2017 and 2016, respectively.

11	See Notes to Financial Statements.

Eaton Vance

Emerging Markets Local Income Fund

October 31, 2020

Financial Highlights — continued

	Class I
	Year Ended October 31,
	2020		2019		2018		2017		2016

Net asset value — Beginning of year	$5.760		$5.190		$6.310		$6.400		$6.160

Income (Loss) From Operations

Net investment income(1)	$0.301		$0.381		$0.427		$0.363		$0.364

Net realized and unrealized gain (loss)	(0.302)		0.757		(0.971)		0.123		0.576

Total income (loss) from operations	$(0.001)		$1.138		$(0.544)		$0.486		$0.940

Less Distributions

From net investment income	$(0.202)		$(0.568)		$—		$(0.519)		$(0.082)

Tax return of capital	(0.537)		—		(0.576)		(0.057)		(0.618)

Total distributions	$(0.739)		$(0.568)		$(0.576)		$(0.576)		$(0.700)

Net asset value — End of year	$5.020		$5.760		$5.190		$6.310		$6.400

Total Return(2)	(0.01	)%(3)	23.00	%(3)	(9.38	)%(3)	8.07%		16.32	%(3)

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$983,273		$938,608		$555,630		$414,676		$164,460

Ratios (as a percentage of average daily net assets):(4)

Expenses	0.90	%(3)	0.90	%(3)	0.93	%(3)(5)	0.96	%(6)	1.00	%(3)(6)

Net investment income	5.68%		6.90%		7.15%		5.72%		5.84%

Portfolio Turnover of the Portfolio	56%		46%		52%		40%		73%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)

The investment adviser reimbursed certain operating expenses (equal to 0.02%, 0.02%, 0.09% and 0.08% of average daily net assets for the years ended October 31, 2020, 2019, 2018 and 2016, respectively). Absent this reimbursement, total return would be lower.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)	Includes interest expense of 0.02% of average daily net assets for the year ended October 31, 2018.

(6)

Includes interest and dividend expense, primarily on securities sold short and reverse repurchase agreements, of 0.02% and 0.05% of average daily net assets for the years ended October 31, 2017 and 2016, respectively.

12	See Notes to Financial Statements.

Eaton Vance

Emerging Markets Local Income Fund

October 31, 2020

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Emerging Markets Local Income Fund (the Fund) is a non-diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Effective January 25, 2019, Class C shares generally automatically convert to Class A shares ten years after their purchase and, effective November 5, 2020, automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Emerging Markets Local Income Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (93.9% at October 31, 2020). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal and Other Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

In addition to the requirements of the Internal Revenue Code, the Fund may also be required to recognize its pro-rata share of the capital gains taxes incurred by the Portfolio. In doing so, the daily net asset value would reflect the Fund’s pro-rata share of the estimated reserve for such taxes incurred by the Portfolio.

As of October 31, 2020, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

G  Other — Investment transactions are accounted for on a trade date basis.

2  Distributions to Shareholders and Income Tax Information

The Fund expects to pay any required income distributions monthly and intends to distribute annually all or substantially all of its net realized capital gains. The Fund may include in its distributions amounts attributable to the imputed interest on foreign currency exposures and certain other derivative positions

13

Eaton Vance

Emerging Markets Local Income Fund

October 31, 2020

Notes to Financial Statements — continued

which, in certain circumstances, may result in a return of capital for federal income tax purposes. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2020 and October 31, 2019 was as follows:

	Year Ended October 31,
	2020	2019

Ordinary income	$44,720,726	$94,180,254

Tax return of capital	$118,312,702	$—

During the year ended October 31, 2020, accumulated loss was decreased by $10,303,081 and paid-in capital was decreased by $10,303,081 due to differences between book and tax accounting, primarily for net operating losses. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2020, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Deferred capital losses	$(28,978,357)

Net unrealized appreciation	$29,932,483

At October 31, 2020, the Fund, for federal income tax purposes, had deferred capital losses of $28,978,357 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at October 31, 2020, $9,843,600 are short-term and $19,134,757 are long-term.

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Eaton Vance Management (EVM), a wholly-owned subsidiary of Eaton Vance Corp., as compensation for investment advisory services rendered to the Fund. The fee is computed at an annual rate of 0.65% of the Fund’s average daily net assets that are not invested in other investment companies for which EVM or its affiliates serve as investment adviser or administrator (“Investable Assets”) up to $1 billion and is payable monthly. On Investable Assets of $1 billion and over, the annual fee is reduced. For the year ended October 31, 2020, the Fund incurred no investment adviser fee on Investable Assets. To the extent the Fund’s assets are invested in the Portfolio, the Fund is allocated its share of the Portfolio’s investment adviser fee. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report. EVM also serves as the administrator of the Fund, but receives no compensation. EVM has agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding such expenses as borrowing costs, taxes or litigation expenses) exceed 1.20%, 1.90% and 0.90% of the Fund’s average daily net assets for Class A, Class C and Class I, respectively. This agreement may be changed or terminated after February 28, 2021. Pursuant to this agreement, EVM was allocated $186,450 of the Fund’s operating expenses for the year ended October 31, 2020.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2020, EVM earned $15,659 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $124,038 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2020. EVD also received distribution and service fees from Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

14

Eaton Vance

Emerging Markets Local Income Fund

October 31, 2020

Notes to Financial Statements — continued

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.30% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2020 amounted to $428,507 for Class A shares.

The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2020, the Fund paid or accrued to EVD $470,960 for Class C shares.

Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2020 amounted to $156,987 for Class C shares.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within 12 months of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended October 31, 2020, the Fund was informed that EVD received approximately $9,000 and $32,000 of CDSCs paid by Class A and Class C shareholders, respectively.

6  Investment Transactions

For the year ended October 31, 2020, increases and decreases in the Fund’s investment in the Portfolio aggregated $376,528,299 and $328,956,092, respectively.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2020	2019

Sales	11,269,552	15,355,679

Issued to shareholders electing to receive payments of distributions in Fund shares	3,326,503	2,276,793

Redemptions	(15,400,058)	(12,171,088)

Converted from Class C shares	226,188	249,574

Net increase (decrease)	(577,815)	5,710,958

	Year Ended October 31,
Class C	2020	2019

Sales	3,337,465	4,363,337

Issued to shareholders electing to receive payments of distributions in Fund shares	1,444,632	836,847

Redemptions	(3,711,667)	(2,625,000)

Converted to Class A shares	(223,953)	(247,221)

Net increase	846,477	2,327,963

15

Eaton Vance

Emerging Markets Local Income Fund

October 31, 2020

Notes to Financial Statements — continued

	Year Ended October 31,
Class I	2020	2019

Sales	130,966,684	106,975,051

Issued to shareholders electing to receive payments of distributions in Fund shares	22,887,277	11,932,823

Redemptions	(121,066,673)	(63,054,227)

Net increase	32,787,288	55,853,647

8  Additional Information

On October 8, 2020, Morgan Stanley and Eaton Vance Corp. (“Eaton Vance”) announced that they had entered into a definitive agreement under which Morgan Stanley would acquire Eaton Vance. Under the Investment Company Act of 1940, as amended, consummation of this transaction may be deemed to result in the automatic termination of an Eaton Vance Fund’s investment advisory agreement, and, where applicable, any related sub-advisory agreement. On November 24, 2020, the Fund’s Board approved a new investment advisory agreement. The new investment advisory agreement will be presented to Fund shareholders for approval, and, if approved, would take effect upon consummation of the transaction. Shareholders of record of the Fund at the close of business on December 11, 2020 are entitled to be present and vote at a joint special meeting of shareholders to be held on February 18, 2021 and at any adjournments or postponements thereof.

16

Eaton Vance

Emerging Markets Local Income Fund

October 31, 2020

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Emerging Markets Local Income Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Eaton Vance Emerging Markets Local Income Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), as of October 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 18, 2020

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

17

Eaton Vance

Emerging Markets Local Income Fund

October 31, 2020

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2021 will show the tax status of all distributions paid to your account in calendar year 2020. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of the foreign tax credit.

Foreign Tax Credit.  For the fiscal year ended October 31, 2020, the Fund paid foreign taxes of $4,388,741 and recognized foreign source income of $92,865,186.

18

Emerging Markets Local Income Portfolio

October 31, 2020

Portfolio of Investments

Foreign Government Bonds — 58.9%
Security	Principal Amount (000’s omitted)		Value

Albania — 0.1%

Republic of Albania, 5.75%, 11/12/20(1)	EUR	646	$754,014

Total Albania			$754,014

Belarus — 0.0%(2)

Republic of Belarus, 6.875%, 2/28/23(1)	USD	564	$559,220

Total Belarus			$559,220

Bosnia and Herzegovina — 0.2%

Republic of Srpska, 1.50%, 6/30/23	BAM	97	$58,043

Republic of Srpska, 1.50%, 10/30/23	BAM	265	158,069

Republic of Srpska, 1.50%, 12/15/23	BAM	19	11,435

Republic of Srpska, 1.50%, 5/31/25	BAM	2,781	1,641,803

Republic of Srpska, 1.50%, 6/9/25	BAM	267	156,184

Republic of Srpska, 1.50%, 12/24/25	BAM	349	205,385

Republic of Srpska, 1.50%, 9/25/26	BAM	217	128,151

Republic of Srpska, 1.50%, 9/26/27	BAM	77	44,919

Total Bosnia and Herzegovina			$2,403,989

Brazil — 0.4%

Nota do Tesouro Nacional, 10.00%, 1/1/21	BRL	5,127	$905,543

Nota do Tesouro Nacional, 10.00%, 1/1/27	BRL	22,375	4,407,110

Total Brazil			$5,312,653

Colombia — 0.2%

Republic of Colombia, 7.75%, 4/14/21	COP	6,301,000	$1,662,413

Titulos De Tesoreria B, 10.00%, 7/24/24	COP	3,528,300	1,110,666

Total Colombia			$2,773,079

Costa Rica — 0.0%(2)

Titulo Propiedad UD, 1.00%, 1/12/22(3)	CRC	66,285	$103,576

Total Costa Rica			$103,576

Dominican Republic — 2.3%

Dominican Republic, 7.50%, 5/6/21(1)	USD	283	$290,771

Dominican Republic, 9.75%, 6/5/26(1)	DOP	1,433,750	25,360,742

Dominican Republic, 9.75%, 6/5/26(4)	DOP	203,450	3,598,705

Total Dominican Republic			$29,250,218

Georgia — 1.4%

Georgia Treasury Bond, 7.00%, 5/30/24	GEL	30,533	$9,098,456

Security	Principal Amount (000’s omitted)		Value

Georgia (continued)

Georgia Treasury Bond, 7.25%, 1/17/21	GEL	4,662	$1,445,250

Georgia Treasury Bond, 7.375%, 9/27/23	GEL	6,187	1,875,255

Georgia Treasury Bond, 8.125%, 1/25/23	GEL	3,108	971,615

Georgia Treasury Bond, 9.375%, 4/9/22	GEL	13,205	4,188,977

Republic of Georgia, 6.875%, 4/12/21(1)	USD	570	580,826

Total Georgia			$18,160,379

Indonesia — 9.2%

Indonesia Government Bond, 6.50%, 2/15/31	IDR	244,529,000	$16,632,095

Indonesia Government Bond, 7.00%, 9/15/30	IDR	118,500,000	8,349,692

Indonesia Government Bond, 7.375%, 5/15/48	IDR	72,833,000	4,981,030

Indonesia Government Bond, 7.50%, 8/15/32	IDR	70,753,000	4,958,757

Indonesia Government Bond, 7.50%, 5/15/38	IDR	667,200,000	46,195,331

Indonesia Government Bond, 7.50%, 4/15/40	IDR	170,184,000	11,951,863

Indonesia Government Bond, 8.25%, 6/15/32	IDR	11,609,000	854,065

Indonesia Government Bond, 8.25%, 5/15/36	IDR	242,576,000	17,833,690

Indonesia Government Bond, 8.375%, 4/15/39	IDR	43,001,000	3,191,042

Indonesia Government Bond, 9.50%, 5/15/41	IDR	5,702,000	459,357

Total Indonesia			$115,406,922

Macedonia — 0.5%

Republic of Macedonia, 3.975%, 7/24/21(1)	EUR	1,470	$1,750,556

Republic of Macedonia, 4.875%, 12/1/20(1)	EUR	3,491	4,088,245

Total Macedonia			$5,838,801

Malaysia — 2.7%

Malaysia Government Bond, 3.733%, 6/15/28	MYR	81,500	$21,267,870

Malaysia Government Bond, 3.828%, 7/5/34	MYR	28,100	7,300,237

Malaysia Government Bond, 4.254%, 5/31/35	MYR	17,800	4,787,181

Total Malaysia			$33,355,288

Mexico — 2.2%

Mexican Bonos, 7.75%, 11/13/42	MXN	230,000	$11,627,678

Mexican Bonos, 8.50%, 5/31/29	MXN	224,000	12,330,217

Mexican Bonos, 8.50%, 11/18/38	MXN	36,100	1,977,395

Mexican Bonos, 10.00%, 11/20/36	MXN	22,074	1,362,293

Total Mexico			$27,297,583

Oman — 0.0%(2)

Oman Government International Bond, 3.625%, 6/15/21(1)	USD	600	$596,407

Total Oman			$596,407

19	See Notes to Financial Statements.

Emerging Markets Local Income Portfolio

October 31, 2020

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)		Value

Paraguay — 0.1%

Republic of Paraguay, 4.625%, 1/25/23(1)	USD	580	$614,510

Total Paraguay			$614,510

Peru — 4.5%

Peru Government Bond, 5.94%, 2/12/29	PEN	75,758	$25,021,822

Peru Government Bond, 6.15%, 8/12/32	PEN	30,084	9,597,470

Peru Government Bond, 6.714%, 2/12/55	PEN	4,100	1,323,573

Peru Government Bond, 6.85%, 2/12/42	PEN	19,284	6,170,589

Peru Government Bond, 6.90%, 8/12/37	PEN	41,002	13,430,421

Peru Government Bond, 6.95%, 8/12/31	PEN	3,915	1,337,104

Total Peru			$56,880,979

Romania — 0.6%

Romanian Government International Bond, 2.75%, 2/26/26(1)	EUR	2,755	$3,476,697

Romanian Government International Bond, 3.624%, 5/26/30(1)	EUR	2,755	3,687,737

Total Romania			$7,164,434

Russia — 3.0%

Russia Government Bond, 2.50%, 2/2/28(3)	RUB	2,050,498	$25,694,547

Russia Government Bond, 7.70%, 3/23/33	RUB	778,365	10,929,418

Russia Government Bond, 7.75%, 9/16/26	RUB	31,480	441,036

Russia Government Bond, 8.50%, 9/17/31	RUB	8,092	119,693

Total Russia			$37,184,694

Serbia — 9.9%

Republic of Serbia, 7.25%, 9/28/21(1)	USD	5,240	$5,541,939

Serbia Treasury Bond, 4.50%, 1/11/26	RSD	7,094,340	76,098,073

Serbia Treasury Bond, 4.50%, 8/20/32	RSD	385,930	3,945,385

Serbia Treasury Bond, 5.75%, 7/21/23	RSD	1,865,250	20,261,129

Serbia Treasury Bond, 5.875%, 2/8/28	RSD	1,526,670	17,653,634

Total Serbia			$123,500,160

Seychelles — 0.1%

Republic of Seychelles, 8.00%, 1/1/26(1)	USD	1,081	$1,013,376

Total Seychelles			$1,013,376

South Africa — 4.4%

Republic of South Africa, 8.25%, 3/31/32	ZAR	95,739	$5,059,169

Republic of South Africa, 8.50%, 1/31/37	ZAR	417,200	20,141,220

Republic of South Africa, 8.75%, 1/31/44	ZAR	408,487	19,156,712

Security	Principal Amount (000’s omitted)		Value

South Africa (continued)

Republic of South Africa, 8.75%, 2/28/48	ZAR	231,000	$10,793,603

Total South Africa			$55,150,704

Thailand — 4.6%

Thailand Government Bond, 1.25%, 3/12/28(1)(3)	THB	933,573	$29,149,818

Thailand Government Bond, 3.30%, 6/17/38	THB	536,751	20,900,994

Thailand Government Bond, 3.40%, 6/17/36	THB	205,000	8,149,699

Total Thailand			$58,200,511

Turkey — 1.3%

Republic of Turkey, 5.125%, 3/25/22	USD	540	$537,712

Turkey Government Bond, 7.10%, 3/8/23	TRY	70,204	7,180,002

Turkey Government Bond, 10.70%, 8/17/22	TRY	9,380	1,055,593

Turkey Government Bond, 12.40%, 3/8/28	TRY	23,227	2,559,835

Turkey Government Bond, 16.20%, 6/14/23	TRY	36,761	4,549,335

Total Turkey			$15,882,477

Ukraine — 9.2%

Ukraine Government International Bond, 9.79%, 5/26/27	UAH	45,679	$1,407,586

Ukraine Government International Bond, 9.84%, 2/15/23	UAH	57,091	1,960,728

Ukraine Government International Bond, 10.00%, 8/23/23	UAH	672,489	22,923,329

Ukraine Government International Bond, 11.67%, 11/22/23	UAH	57,092	2,025,990

Ukraine Government International Bond, 15.84%, 2/26/25	UAH	2,008,519	79,459,195

Ukraine Government International Bond, 17.00%, 5/11/22	UAH	213,246	8,150,988

Total Ukraine			$115,927,816

Uruguay — 2.0%

Republic of Uruguay, 3.875%, 7/2/40(3)	UYU	549,954	$14,729,775

Republic of Uruguay, 4.375%, 12/15/28(3)	UYU	395,363	10,383,103

Total Uruguay			$25,112,878

Total Foreign Government Bonds (identified cost $764,159,962)			$738,444,668

20	See Notes to Financial Statements.

Emerging Markets Local Income Portfolio

October 31, 2020

Portfolio of Investments — continued

Foreign Corporate Bonds — 1.8%
Security		Principal Amount (000’s omitted)	Value

Colombia — 0.0%(2)

Emgesa S.A. ESP, 8.75%, 1/25/21(1)	COP	697,000	$181,994

Total Colombia			$181,994

Indonesia — 0.1%

Jasa Marga (Persero) Tbk PT, 7.50%, 12/11/20(1)	IDR	21,720,000	$1,465,439

Total Indonesia			$1,465,439

Mexico — 0.1%

Petroleos Mexicanos, 7.19%, 9/12/24(4)	MXN	10,630	$437,111

Petroleos Mexicanos, 7.65%, 11/24/21	MXN	5,900	276,736

Total Mexico			$713,847

Peru — 1.2%

Alicorp SAA, 6.875%, 4/17/27(1)	PEN	25,530	$8,173,413

Telefonica del Peru SAA, 7.375%, 4/10/27(4)	PEN	24,500	6,864,472

Total Peru			$15,037,885

Uzbekistan — 0.4%

Nederlandse Financierings-Maatschappij voor Ontwikkelingslanden NV (FMO), 15.00%, 12/8/22(1)	UZS	48,000,000	$4,609,499

Total Uzbekistan			$4,609,499

Total Foreign Corporate Bonds (identified cost $23,316,932)			$22,008,664

Sovereign Loans — 0.0%(2)
Borrower	Principal Amount (000’s omitted)		Value

Ethiopia — 0.0%(2)

Ethiopian Railways Corporation (Federal Democratic Republic of Ethiopia guaranteed), Term Loan, 4.06%, (6 mo. USD LIBOR + 3.75%), Maturing August 1, 2021(5)(6)		$533	$530,599

Total Ethiopia			$530,599

Total Sovereign Loans (identified cost $527,323)			$530,599

Loan Participation Notes — 2.7%
Security		Principal Amount (000’s omitted)	Value

Uzbekistan — 2.7%

Daryo Finance BV (borrower—Uzbek Industrial and Construction Bank ATB), 18.75%, 6/15/23(1)(7)(8)	UZS	84,634,000	$8,603,857

Europe Asia Investment Finance BV (borrower—Joint Stock Commercial Bank “Asaka”), 18.70%, 7/26/23(1)(7)(8)	UZS	253,458,000	25,551,896

Total Uzbekistan			$34,155,753

Total Loan Participation Notes (identified cost $33,883,927)			$34,155,753

Short-Term Investments — 27.2%
Foreign Government Securities — 12.6%
Security	Principal Amount (000’s omitted)		Value

Egypt — 10.6%

Egypt Treasury Bill, 0.00%, 12/8/20	EGP	500,775	$31,520,552

Egypt Treasury Bill, 0.00%, 12/22/20	EGP	422,300	26,597,159

Egypt Treasury Bill, 0.00%, 12/29/20	EGP	76,925	4,830,173

Egypt Treasury Bill, 0.00%, 1/12/21	EGP	50,575	3,147,629

Egypt Treasury Bill, 0.00%, 2/2/21	EGP	66,200	4,102,760

Egypt Treasury Bill, 0.00%, 2/9/21	EGP	326,025	20,155,327

Egypt Treasury Bill, 0.00%, 3/2/21	EGP	44,850	2,752,178

Egypt Treasury Bill, 0.00%, 3/30/21	EGP	149,550	9,087,141

Egypt Treasury Bill, 0.00%, 4/6/21	EGP	59,725	3,620,204

Egypt Treasury Bill, 0.00%, 7/6/21	EGP	50,575	2,969,019

Egypt Treasury Bill, 0.00%, 7/13/21	EGP	29,950	1,753,921

Egypt Treasury Bill, 0.00%, 8/3/21	EGP	345,975	20,118,147

Egypt Treasury Bill, 0.00%, 10/12/21	EGP	31,500	1,789,716

Total Egypt			$132,443,926

Georgia — 0.4%

Georgia Treasury Bill, 0.00%, 12/3/20	GEL	1,755	$540,482

Georgia Treasury Bill, 0.00%, 1/14/21	GEL	5,888	1,794,708

Georgia Treasury Bill, 0.00%, 2/11/21	GEL	9,360	2,838,583

Georgia Treasury Bill, 0.00%, 4/8/21	GEL	912	273,207

Total Georgia			$5,446,980

Uruguay — 1.6%

Uruguay Monetary Regulation Bill, 0.00%, 12/18/20	UYU	337,685	$7,789,199

Uruguay Monetary Regulation Bill, 0.00%, 2/5/21	UYU	102,951	2,354,140

21	See Notes to Financial Statements.

Emerging Markets Local Income Portfolio

October 31, 2020

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)		Value

Uruguay (continued)

Uruguay Monetary Regulation Bill, 0.00%, 2/19/21	UYU	86,552	$1,974,221

Uruguay Monetary Regulation Bill, 0.00%, 7/21/21	UYU	355,650	7,843,932

Total Uruguay			$19,961,492

Total Foreign Government Securities (identified cost $155,683,046)			$157,852,398

U.S. Treasury Obligations — 1.8%
Security	Principal Amount (000’s omitted)		Value

U.S. Treasury Bill, 0.00%, 11/19/20(9)		$22,550	$22,549,228

Total U.S. Treasury Obligations (identified cost $22,549,127)			$22,549,228

Other — 12.8%
Description		Units	Value

Eaton Vance Cash Reserves Fund, LLC, 0.12%(10)		160,245,815	$160,245,815

Total Other (identified cost $160,245,815)			$160,245,815

Total Short-Term Investments (identified cost $338,477,988)			$340,647,441

Total Investments — 90.6% (identified cost $1,160,366,132)			$1,135,787,125

Other Assets, Less Liabilities — 9.4%			$118,147,965

Net Assets — 100.0%			$1,253,935,090

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)

Security exempt from registration under Regulation S of the Securities Act of 1933, as amended, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, as amended. At October 31, 2020, the aggregate value of these securities is $126,050,956 or 10.1% of the Portfolio’s net assets.

(2)	Amount is less than 0.05%.

(3)

Inflation-linked security whose principal is adjusted for inflation based on changes in a designated inflation index or inflation rate for the applicable country. Interest is calculated based on the inflation-adjusted principal.

(4)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At October 31, 2020, the aggregate value of these securities is $10,900,288 or 0.9% of the Portfolio’s net assets.

(5)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2020.

(6)	Loan is subject to scheduled mandatory prepayments. Maturity date shown reflects the final maturity date.

(7)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 8).

(8)	Limited recourse note whose payments by the issuer are limited to amounts received by the issuer from the borrower pursuant to a loan agreement with the borrower.

(9)	Security (or a portion thereof) has been pledged to cover collateral requirements on open derivative contracts.

(10)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2020.

22	See Notes to Financial Statements.

Emerging Markets Local Income Portfolio

October 31, 2020

Portfolio of Investments — continued

Centrally Cleared Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Settlement Date	Value/Unrealized Appreciation (Depreciation)

EUR	51,308,905	USD	59,767,178	11/3/20	$(10,258)

EUR	1,336,525	USD	1,581,867	11/3/20	(25,283)

USD	60,205,485	EUR	51,308,905	11/3/20	448,565

USD	1,556,851	EUR	1,336,525	11/3/20	267

BRL	545,432,081	USD	94,499,477	11/4/20	557,483

BRL	545,432,081	USD	96,786,206	11/4/20	(1,729,246)

USD	95,000,667	BRL	545,432,081	11/4/20	(56,292)

USD	94,499,477	BRL	545,432,081	11/4/20	(557,483)

COP	34,750,000,000	USD	9,072,160	11/5/20	(93,996)

PEN	576,000	USD	160,093	11/5/20	(781)

PEN	5,322,544	USD	1,480,211	11/5/20	(8,077)

PEN	7,308,000	USD	2,033,276	11/5/20	(11,995)

PEN	13,257,000	USD	3,686,699	11/5/20	(20,015)

PEN	12,650,000	USD	3,567,500	11/5/20	(68,704)

PEN	26,650,000	USD	7,518,691	11/5/20	(147,708)

PEN	45,934,050	USD	12,954,130	11/5/20	(249,473)

USD	189,960	COP	725,000,000	11/5/20	2,646

USD	20,987,384	PEN	74,442,250	11/5/20	397,794

USD	17,272,141	PEN	61,245,286	11/5/20	332,630

USD	8,725,358	PEN	31,289,133	11/5/20	71,261

RUB	7,351,974,159	USD	94,515,512	11/9/20	(2,034,476)

USD	19,232,835	RUB	1,524,248,600	11/9/20	59,197

IDR	102,181,098,249	USD	6,818,892	11/18/20	87,424

USD	5,351,171	IDR	80,000,000,000	11/18/20	(55,948)

USD	1,166,293	IDR	17,102,166,779	11/23/20	11,071

KRW	4,027,843,130	USD	3,397,823	12/1/20	144,050

KRW	3,832,637,070	USD	3,231,542	12/1/20	138,677

BRL	545,432,081	USD	94,915,941	12/2/20	9,198

USD	58,245,957	EUR	49,972,380	12/2/20	8,425

USD	7,604,231	PEN	26,822,405	12/3/20	184,992

KRW	10,707,000,000	USD	9,014,380	12/10/20	401,747

KRW	5,683,540,000	USD	4,789,244	12/10/20	209,068

KRW	5,353,500,000	USD	4,509,236	12/10/20	198,828

USD	1,179,937	EUR	1,000,000	12/11/20	14,252

CLP	22,611,908,480	USD	28,531,297	12/16/20	706,246

COP	725,000,000	USD	189,636	12/16/20	(2,679)

COP	66,494,809,538	USD	17,251,573	12/16/20	(104,430)

COP	70,340,900,000	USD	18,245,247	12/16/20	(106,305)

CZK	1,258,637,322	USD	56,145,303	12/16/20	(2,313,004)

PLN	15,000,000	USD	3,988,566	12/16/20	(198,930)

PLN	369,499,304	USD	98,251,493	12/16/20	(4,900,302)

USD	12,015,997	CLP	9,449,500,000	12/16/20	(202,351)

USD	8,250,251	CZK	184,950,000	12/16/20	339,884

USD	7,136,874	PLN	26,840,000	12/16/20	355,952

23	See Notes to Financial Statements.

Emerging Markets Local Income Portfolio

October 31, 2020

Portfolio of Investments — continued

Centrally Cleared Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Settlement Date	Value/Unrealized Appreciation (Depreciation)

USD	189,511	ZAR	3,201,421	12/17/20	$(6,200)

USD	3,195,772	ZAR	55,090,000	12/17/20	(172,016)

USD	13,897,568	ZAR	234,773,000	12/17/20	(454,689)

USD	13,049,330	ZAR	223,000,000	12/17/20	(583,214)

USD	11,542,730	ZAR	204,026,994	12/17/20	(929,946)

USD	38,342,383	ZAR	647,721,712	12/17/20	(1,254,453)

USD	26,226,289	ZAR	463,570,635	12/17/20	(2,112,935)

ZAR	936,070,000	USD	52,957,716	12/17/20	4,266,567

ZAR	633,305,000	USD	37,488,975	12/17/20	1,226,532

ZAR	70,000,000	USD	3,960,217	12/17/20	319,057

MXN	2,490,645,688	USD	116,857,658	12/18/20	(16,269)

USD	10,212,503	MXN	217,664,175	12/18/20	1,422

USD	5,391,779	MXN	114,917,676	12/18/20	751

COP	78,942,400,000	USD	21,094,933	12/21/20	(741,884)

IDR	647,441,164,894	USD	42,851,358	1/4/21	671,158

USD	6,597,190	IDR	99,676,943,832	1/4/21	(103,328)

USD	19,670,737	IDR	297,205,161,408	1/4/21	(308,092)

INR	216,200,000	USD	2,902,197	1/5/21	(19,385)

INR	318,400,000	USD	4,273,424	1/5/21	(27,877)

PHP	111,362,000	USD	2,288,574	1/11/21	1,822

COP	82,004,908,653	USD	21,151,640	1/15/21	(32,403)

KRW	113,276,800	USD	99,107	1/19/21	544

USD	4,121,899	IDR	61,387,437,500	1/19/21	2,491

USD	3,964,885	IDR	59,053,000,000	1/19/21	2,130

IDR	69,472,322,258	USD	4,683,948	1/26/21	(25,796)

USD	7,990	PHP	388,000	1/27/21	14

					$(8,514,078)

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

EUR	49,972,380	USD	58,210,327	BNP Paribas	11/3/20	$—	$(9,991)

USD	58,210,327	EUR	49,972,380	BNP Paribas	11/3/20	9,991	—

EUR	2,247,790	CZK	60,500,000	Deutsche Bank AG	11/5/20	32,110	—

EUR	1,095,634	RSD	129,000,000	JPMorgan Chase Bank, N.A.	11/6/20	—	(1,595)

CNH	129,163,640	USD	18,874,467	Citibank, N.A.	11/9/20	406,134	—

CNH	74,900,000	USD	10,873,084	Standard Chartered Bank	11/9/20	307,439	—

USD	7,954,002	RUB	618,821,320	Standard Chartered Bank	11/9/20	169,802	—

USD	6,793,098	RUB	528,503,000	Standard Chartered Bank	11/9/20	145,019	—

USD	8,316,584	UAH	235,692,000	Bank of America, N.A.	11/12/20	77,202	—

MXN	111,000,000	USD	5,280,913	JPMorgan Chase Bank, N.A.	11/18/20	—	(56,054)

MYR	13,000,000	USD	3,087,079	BNP Paribas	11/20/20	31,272	—

24	See Notes to Financial Statements.

Emerging Markets Local Income Portfolio

October 31, 2020

Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

USD	15,057,111	MYR	63,407,000	BNP Paribas	11/20/20	$—	$(152,528)

USD	15,639,530	IDR	229,329,564,095	Standard Chartered Bank	11/23/20	148,710	—

EUR	668,698	USD	780,474	BNP Paribas	11/30/20	—	(1,212)

EUR	169,252,818	USD	198,531,761	BNP Paribas	11/30/20	—	(1,294,160)

USD	74,414,809	EUR	63,440,308	BNP Paribas	11/30/20	485,085	—

USD	56,399,892	EUR	48,082,184	BNP Paribas	11/30/20	367,652	—

USD	49,545,814	EUR	42,238,927	BNP Paribas	11/30/20	322,972	—

USD	8,111,186	EUR	6,914,969	BNP Paribas	11/30/20	52,874	—

USD	6,456,094	EUR	5,503,967	BNP Paribas	11/30/20	42,085	—

USD	1,007,384	EUR	858,817	BNP Paribas	11/30/20	6,567	—

USD	825,053	EUR	703,376	BNP Paribas	11/30/20	5,378	—

USD	1,413,869	UAH	40,718,000	Goldman Sachs International	11/30/20	—	(1,084)

USD	1,413,889	UAH	40,720,000	Goldman Sachs International	11/30/20	—	(1,133)

KRW	267,900,000	USD	225,750	Australia and New Zealand Banking Group Limited	12/1/20	9,827	—

KRW	295,267,000	USD	254,088	Australia and New Zealand Banking Group Limited	12/1/20	5,554	—

MYR	30,980,392	USD	7,434,699	Goldman Sachs International	12/2/20	—	(5,194)

MYR	16,419,608	USD	3,945,314	Goldman Sachs International	12/2/20	—	(7,676)

CNH	96,872,730	USD	14,133,339	Citibank, N.A.	12/9/20	295,706	—

KRW	42,636,000	USD	36,120	Australia and New Zealand Banking Group Limited	12/10/20	1,375	—

MYR	119,741,230	USD	28,718,367	Morgan Stanley & Co. International PLC	12/14/20	—	(9,360)

PLN	100,000	EUR	21,798	Goldman Sachs International	12/14/20	—	(148)

USD	8,592,114	MYR	35,824,820	Morgan Stanley & Co. International PLC	12/14/20	2,800	—

USD	3,282,102	ZAR	54,180,000	Citibank, N.A.	12/14/20	—	(31,229)

USD	7,409,117	ZAR	120,000,000	Standard Chartered Bank	12/14/20	70,622	—

USD	6,195,874	ZAR	100,350,000	Standard Chartered Bank	12/14/20	59,058	—

USD	19,871,626	UAH	574,290,000	Bank of America, N.A.	12/15/20	8,763	—

USD	2,403,673	MYR	10,000,000	Standard Chartered Bank	12/17/20	6,220	—

TRY	13,070,000	USD	1,666,963	Standard Chartered Bank	12/22/20	—	(145,717)

TRY	19,480,000	USD	2,439,143	Standard Chartered Bank	12/22/20	—	(171,823)

TRY	42,000,000	USD	5,220,572	Standard Chartered Bank	12/22/20	—	(332,100)

TRY	54,355,672	USD	6,877,192	Standard Chartered Bank	12/22/20	—	(550,616)

USD	13,017,143	TRY	102,884,375	Standard Chartered Bank	12/22/20	1,042,205	—

USD	14,579,308	TRY	124,500,000	Standard Chartered Bank	12/22/20	88,480	—

CNH	129,163,639	USD	18,798,102	Bank of America, N.A.	1/11/21	393,757	—

CNH	129,163,639	USD	18,797,281	UBS AG	1/11/21	394,577	—

USD	14,799,350	UAH	432,585,000	Goldman Sachs International	1/19/21	—	(1,772)

CNH	112,071,352	USD	16,627,790	Goldman Sachs International	1/21/21	12,121	—

EUR	1,661,853	RSD	195,882,558	HSBC Bank USA, N.A.	1/26/21	14	—

THB	2,821,001,348	USD	90,030,042	Standard Chartered Bank	1/26/21	451,725	—

THB	285,321,129	USD	9,097,380	Standard Chartered Bank	1/26/21	54,108	—

USD	3,106,265	THB	97,331,696	Standard Chartered Bank	1/26/21	—	(15,586)

USD	9,105,800	THB	285,321,129	Standard Chartered Bank	1/26/21	—	(45,688)

USD	12,434,171	THB	389,612,312	Standard Chartered Bank	1/26/21	—	(62,388)

25	See Notes to Financial Statements.

Emerging Markets Local Income Portfolio

October 31, 2020

Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

HUF	6,776,984,000	EUR	18,518,252	Citibank, N.A.	1/27/21	$—	$(117,569)

HUF	6,125,529,000	EUR	16,732,665	Bank of America, N.A.	1/28/21	—	(100,595)

USD	2,120,832	UAH	62,204,000	Bank of America, N.A.	1/29/21	—	(977)

USD	2,120,816	UAH	62,352,000	Bank of America, N.A.	1/29/21	—	(6,040)

USD	1,903,729	UAH	56,160,000	Citibank, N.A.	2/16/21	—	(1,222)

TRY	135,800,000	USD	18,406,571	Standard Chartered Bank	2/26/21	—	(3,105,645)

USD	6,757,954	TRY	47,154,000	Standard Chartered Bank	2/26/21	1,444,995	—

USD	5,406,411	TRY	37,632,000	Standard Chartered Bank	2/26/21	1,166,319	—

USD	5,406,380	TRY	37,641,000	Standard Chartered Bank	2/26/21	1,165,274	—

USD	3,378,968	TRY	23,631,000	Standard Chartered Bank	2/26/21	716,404	—

USD	12,908	TRY	90,000	Standard Chartered Bank	2/26/21	2,767	—

USD	281,153	TRY	2,254,000	Standard Chartered Bank	5/17/21	37,055	—

USD	151,333	TRY	1,162,290	Standard Chartered Bank	5/17/21	25,462	—

USD	140,611	TRY	1,136,000	Standard Chartered Bank	5/17/21	17,588	—

USD	84,343	TRY	666,000	Standard Chartered Bank	5/17/21	12,219	—

USD	56,210	TRY	439,000	Standard Chartered Bank	5/17/21	8,668	—

USD	56,266	TRY	440,000	Standard Chartered Bank	5/17/21	8,616	—

USD	56,214	TRY	441,000	Standard Chartered Bank	5/17/21	8,456	—

USD	56,267	TRY	446,000	Standard Chartered Bank	5/17/21	7,967	—

USD	4,644	TRY	35,919	Standard Chartered Bank	5/17/21	754	—

KES	317,940,000	USD	2,685,985	Standard Chartered Bank	10/12/21	18,073	—

KES	211,960,000	USD	1,790,656	Standard Chartered Bank	10/12/21	12,049	—

UZS	133,770,000,000	USD	9,994,023	JPMorgan Chase Bank, N.A.	6/20/22	410,263	—

						$10,570,133	$(6,229,102)

Non-deliverable Bond Forward Contracts*

Settlement Date	Notional Amount (000’s omitted)		Reference Entity	Counterparty	Aggregate Cost	Unrealized Appreciation (Depreciation)

11/24/20	COP	54,000,000	Republic of Colombia, 6.00%, 4/28/28	Bank of America, N.A.	$13,952,227	$(289,899)

11/24/20	COP	18,500,000	Republic of Colombia, 7.00%, 6/30/32	Bank of America, N.A.	4,779,929	(106,784)

11/24/20	COP	24,000,000	Republic of Colombia, 7.50%, 8/26/26	Bank of America, N.A.	6,200,990	(65,228)

11/24/20	COP	43,000,000	Republic of Colombia, 7.75%, 9/18/30	Bank of America, N.A.	11,110,106	(243,634)

11/24/20	COP	73,500,000	Republic of Colombia, 10.00%, 7/24/24	Bank of America, N.A.	18,990,531	(149,076)

						$(854,621)

*	Represents a short-term forward contract to purchase the reference entity denominated in a non-deliverable foreign currency.

26	See Notes to Financial Statements.

Emerging Markets Local Income Portfolio

October 31, 2020

Portfolio of Investments — continued

Futures Contracts

Description	Number of Contracts	Position	Expiration Date	Notional Amount	Value/Unrealized Appreciation (Depreciation)

Interest Rate Futures

5-Year USD Deliverable Interest Rate Swap	(14)	Short	12/14/20	$(1,436,969)	$7,656

10-Year USD Deliverable Interest Rate Swap	(71)	Short	12/14/20	(7,168,781)	126,469

Euro-Bobl	(23)	Short	12/8/20	(3,639,543)	(17,679)

Euro-Bund	(15)	Short	12/8/20	(3,077,297)	(34,241)

U.S. 10-Year Treasury Note	(32)	Short	12/21/20	(4,423,000)	31,500

					$113,705

Centrally Cleared Interest Rate Swaps
Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

BRL	548,199	Pays	Brazil CETIP Interbank Deposit Rate (pays upon termination)	3.06% (pays upon termination)	1/3/22	$(304,038)	$—	$(304,038)

BRL	360,049	Pays	Brazil CETIP Interbank Deposit Rate (pays upon termination)	3.08% (pays upon termination)	1/3/22	(183,264)	—	(183,264)

BRL	64,031	Receives	Brazil CETIP Interbank Deposit Rate (pays upon termination)	3.42% (pays upon termination)	1/3/22	(9,298)	—	(9,298)

BRL	507,598	Receives	Brazil CETIP Interbank Deposit Rate (pays upon termination)	3.44% (pays upon termination)	1/3/22	(98,754)	—	(98,754)

BRL	63,539	Pays	Brazil CETIP Interbank Deposit Rate (pays upon termination)	4.12% (pays upon termination)	1/2/23	(111,482)	—	(111,482)

BRL	109,032	Pays	Brazil CETIP Interbank Deposit Rate (pays upon termination)	4.70% (pays upon termination)	1/2/23	149,468	—	149,468

BRL	175,133	Receives	Brazil CETIP Interbank Deposit Rate (pays upon termination)	4.71% (pays upon termination)	1/2/23	116,150	—	116,150

BRL	62,400	Pays	Brazil CETIP Interbank Deposit Rate (pays upon termination)	4.84% (pays upon termination)	1/2/23	130,998	—	130,998

BRL	40,336	Pays	Brazil CETIP Interbank Deposit Rate (pays upon termination)	5.84% (pays upon termination)	1/2/23	311,663	—	311,663

BRL	30,974	Pays	Brazil CETIP Interbank Deposit Rate (pays upon termination)	5.96% (pays upon termination)	1/2/23	271,599	—	271,599

27	See Notes to Financial Statements.

Emerging Markets Local Income Portfolio

October 31, 2020

Portfolio of Investments — continued

Centrally Cleared Interest Rate Swaps (continued)
Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

BRL	76,081	Pays	Brazil CETIP Interbank Deposit Rate (pays upon termination)	6.55% (pays upon termination)	1/2/23	$963,065	$—	$963,065

BRL	35,200	Pays	Brazil CETIP Interbank Deposit Rate (pays upon termination)	8.13% (pays upon termination)	1/2/23	856,459	—	856,459

BRL	31,500	Pays	Brazil CETIP Interbank Deposit Rate (pays upon termination)	5.41% (pays upon termination)	1/2/25	(211,122)	—	(211,122)

BRL	70,160	Pays	Brazil CETIP Interbank Deposit Rate (pays upon termination)	6.27% (pays upon termination)	1/2/25	169,193	—	169,193

BRL	11,269	Pays	Brazil CETIP Interbank Deposit Rate (pays upon termination)	8.57% (pays upon termination)	1/2/25	330,109	—	330,109

BRL	47,000	Pays	Brazil CETIP Interbank Deposit Rate (pays upon termination)	9.58% (pays upon termination)	1/2/25	2,462,028	—	2,462,028

BRL	5,239	Pays	Brazil CETIP Interbank Deposit Rate (pays upon termination)	9.90% (pays upon termination)	1/2/25	305,264	—	305,264

CLP	9,792,953	Pays	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	2.09% (pays semi-annually)	12/6/21	306,485	—	306,485

CLP	4,865,090	Pays	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	1.98% (pays semi-annually)	12/11/21	141,576	—	141,576

CLP	8,101,730	Pays	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	3.81% (pays semi-annually)	5/29/23	988,644	—	988,644

CLP	5,000,000	Pays	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	3.68% (pays semi-annually)	2/11/24	694,075	—	694,075

CLP	1,140,000	Pays	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	3.49% (pays semi-annually)	4/26/24	134,479	—	134,479

CLP	4,609,640	Pays	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	2.71% (pays semi-annually)	6/13/24	483,372	—	483,372

CLP	4,400,000	Pays	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	2.29% (pays semi-annually)	2/11/25	311,436	—	311,436

CLP	12,261,000	Pays	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	1.91% (pays semi-annually)	3/6/25	571,628	—	571,628

CLP	2,650,000	Pays	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	1.38% (pays semi-annually)	6/17/25	37,424	—	37,424

28	See Notes to Financial Statements.

Emerging Markets Local Income Portfolio

October 31, 2020

Portfolio of Investments — continued

Centrally Cleared Interest Rate Swaps (continued)
Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

CLP	3,700,000	Pays	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	1.33% (pays semi-annually)	9/11/25	$23,428	$—	$23,428

CLP	794,000	Pays	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	4.02% (pays semi-annually)	3/18/29	166,580	—	166,580

CNY	464,140	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.31% (pays quarterly)	7/28/22	(130,526)	—	(130,526)

CNY	15,590	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.67% (pays quarterly)	8/12/24	11,924	—	11,924

CNY	90,000	Pays	7-day China Fixing Repo Rates (pays quarterly)	3.00% (pays quarterly)	1/6/25	232,379	—	232,379

CNY	105,000	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.59% (pays quarterly)	2/10/25	22,071	—	22,071

CNY	75,100	Pays	7-day China Fixing Repo Rates (pays quarterly)	1.96% (pays quarterly)	6/1/25	(309,257)	—	(309,257)

CNY	32,150	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.22% (pays quarterly)	6/17/25	(77,713)	—	(77,713)

CNY	126,500	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.35% (pays quarterly)	7/2/25	(201,715)	—	(201,715)

CNY	116,500	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.62% (pays quarterly)	8/4/25	35,037	—	35,037

CNY	90,500	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.79% (pays quarterly)	9/3/25	126,594	—	126,594

CNY	50,000	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.70% (pays quarterly)	10/13/25	35,284	—	35,284

CZK	232,350	Pays	6-month CZK PRIBOR (pays semi-annually)	1.84% (pays annually)	12/5/24	705,851	—	705,851

CZK	491,000	Pays	6-month CZK PRIBOR (pays semi-annually)	1.80% (pays annually)	2/26/25	1,419,310	—	1,419,310

CZK	200,800	Pays	6-month CZK PRIBOR (pays semi-annually)	1.40% (pays annually)	3/6/25	410,769	—	410,769

CZK	258,400	Receives	6-month CZK PRIBOR (pays semi-annually)	1.37% (pays annually)	3/17/25	(505,655)	—	(505,655)

CZK	107,690	Pays	6-month CZK PRIBOR (pays semi-annually)	0.60% (pays annually)	6/15/25	18,242	—	18,242

CZK	184,250	Pays	6-month CZK PRIBOR (pays semi-annually)	0.64% (pays annually)	7/27/25	44,365	—	44,365

29	See Notes to Financial Statements.

Emerging Markets Local Income Portfolio

October 31, 2020

Portfolio of Investments — continued

Centrally Cleared Interest Rate Swaps (continued)
Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

CZK	497,198	Pays	6-month CZK PRIBOR (pays semi-annually)	1.74% (pays annually)	5/31/29	$1,858,322	$—	$1,858,322

EUR	16,300	Receives	6-month EURIBOR (pays semi-annually)	0.25% (pays annually)	9/20/22	(298,562)	(24,303)	(322,865)

HUF	5,700,000	Pays	6-month HUF BUBOR (pays semi-annually)	2.30% (pays annually)	11/19/23	971,188	—	971,188

HUF	7,255,400	Pays	6-month HUF BUBOR (pays semi-annually)	1.39% (pays annually)	5/31/24	254,520	—	254,520

HUF	1,680,000	Pays	6-month HUF BUBOR (pays semi-annually)	0.79% (pays annually)	8/6/24	(64,383)	—	(64,383)

HUF	3,500,000	Pays	6-month HUF BUBOR (pays semi-annually)	0.71% (pays annually)	11/22/24	(180,684)	—	(180,684)

HUF	6,619,000	Receives	6-month HUF BUBOR (pays semi-annually)	1.30% (pays annually)	3/16/25	(268,040)	—	(268,040)

MXN	154,220	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	5.35% (pays monthly)	4/13/22	88,428	—	88,428

MXN	74,620	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	5.38% (pays monthly)	4/13/22	44,299	—	44,299

MXN	74,622	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	5.25% (pays monthly)	4/14/22	37,993	—	37,993

MXN	233,195	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	5.29% (pays monthly)	4/14/22	125,551	—	125,551

MXN	48,628	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	5.16% (pays monthly)	4/15/22	21,789	—	21,789

MXN	74,623	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	5.20% (pays monthly)	4/15/22	35,453	—	35,453

MXN	74,622	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	5.14% (pays monthly)	4/18/22	34,019	—	34,019

MXN	154,600	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	7.29% (pays monthly)	11/22/22	396,850	(10,771)	386,079

MXN	267,700	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	7.58% (pays monthly)	3/21/23	852,357	(2,898)	849,459

MXN	350,500	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	8.98% (pays monthly)	11/29/23	2,060,944	(8,687)	2,052,257

MXN	516,400	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	8.54% (pays monthly)	12/15/23	2,707,176	—	2,707,176

30	See Notes to Financial Statements.

Emerging Markets Local Income Portfolio

October 31, 2020

Portfolio of Investments — continued

Centrally Cleared Interest Rate Swaps (continued)
Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

MXN	185,000	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	8.13% (pays monthly)	2/2/24	$896,812	$—	$896,812

MXN	600,760	Receives	Mexico Interbank TIIE 28 Day (pays monthly)	6.76% (pays monthly)	3/7/24	(1,724,255)	—	(1,724,255)

MXN	166,961	Receives	Mexico Interbank TIIE 28 Day (pays monthly)	6.79% (pays monthly)	3/7/24	(486,678)	—	(486,678)

MXN	408,300	Receives	Mexico Interbank TIIE 28 Day (pays monthly)	7.35% (pays monthly)	3/14/24	(1,526,518)	—	(1,526,518)

MXN	180,000	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	7.69% (pays monthly)	5/22/24	802,019	(4,337)	797,682

MXN	329,000	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	7.49% (pays monthly)	6/5/24	1,355,324	—	1,355,324

MXN	67,771	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	6.08% (pays monthly)	6/27/24	129,236	—	129,236

MXN	224,000	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	7.19% (pays monthly)	6/27/24	827,229	—	827,229

MXN	130,204	Receives	Mexico Interbank TIIE 28 Day (pays monthly)	6.66% (pays monthly)	11/7/24	(383,548)	—	(383,548)

MXN	144,000	Receives	Mexico Interbank TIIE 28 Day (pays monthly)	7.40% (pays monthly)	3/11/25	(640,753)	—	(640,753)

MXN	332,000	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	5.13% (pays monthly)	6/6/25	30,867	—	30,867

MXN	130,000	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	6.21% (pays monthly)	6/29/26	289,192	—	289,192

MXN	176,000	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	7.86% (pays monthly)	1/5/28	1,190,095	(4,896)	1,185,199

MXN	168,218	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	8.58% (pays monthly)	10/13/28	1,547,941	(12,096)	1,535,845

MXN	232,520	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	7.06% (pays monthly)	7/30/29	1,044,127	—	1,044,127

MXN	83,120	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	6.77% (pays monthly)	9/18/29	285,729	—	285,729

31	See Notes to Financial Statements.

Emerging Markets Local Income Portfolio

October 31, 2020

Portfolio of Investments — continued

Centrally Cleared Interest Rate Swaps (continued)
Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

MXN	206,360	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	6.94% (pays monthly)	11/21/29	$833,107	$—	$833,107

MXN	80,000	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	5.91% (pays monthly)	5/1/30	20,952	—	20,952

MXN	70,000	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	7.43% (pays monthly)	6/22/37	350,978	—	350,978

PLN	4,400	Pays	6-month PLN WIBOR (pays semi-annually)	2.19% (pays annually)	10/28/21	22,069	—	22,069

PLN	35,000	Pays	6-month PLN WIBOR (pays semi-annually)	2.35% (pays annually)	11/19/22	560,719	—	560,719

PLN	25,000	Pays	6-month PLN WIBOR (pays semi-annually)	2.43% (pays annually)	6/8/23	417,665	—	417,665

PLN	20,000	Pays	6-month PLN WIBOR (pays semi-annually)	2.04% (pays annually)	1/31/24	360,177	—	360,177

PLN	16,000	Pays	6-month PLN WIBOR (pays semi-annually)	2.01% (pays annually)	2/11/24	282,054	—	282,054

PLN	13,000	Pays	6-month PLN WIBOR (pays semi-annually)	2.05% (pays annually)	2/28/24	234,214	—	234,214

PLN	15,522	Pays	6-month PLN WIBOR (pays semi-annually)	2.01% (pays annually)	3/13/24	273,441	—	273,441

PLN	18,000	Pays	6-month PLN WIBOR (pays semi-annually)	1.99% (pays annually)	5/30/24	303,013	—	303,013

PLN	37,000	Pays	6-month PLN WIBOR (pays semi-annually)	1.79% (pays annually)	7/5/24	543,117	—	543,117

PLN	27,850	Pays	6-month PLN WIBOR (pays semi-annually)	1.76% (pays annually)	8/6/24	399,268	—	399,268

PLN	12,200	Pays	6-month PLN WIBOR (pays semi-annually)	1.66% (pays annually)	10/2/24	158,543	—	158,543

PLN	11,400	Pays	6-month PLN WIBOR (pays semi-annually)	2.44% (pays annually)	10/28/24	235,883	—	235,883

PLN	50,000	Pays	6-month PLN WIBOR (pays semi-annually)	1.97% (pays annually)	1/20/25	1,012,349	—	1,012,349

PLN	37,000	Receives	6-month PLN WIBOR (pays semi-annually)	1.44% (pays annually)	3/17/25	(494,320)	—	(494,320)

PLN	10,800	Pays	6-month PLN WIBOR (pays semi-annually)	0.48% (pays annually)	8/7/25	3,185	—	3,185

PLN	11,000	Pays	6-month PLN WIBOR (pays semi-annually)	0.69% (pays annually)	8/26/25	30,247	—	30,247

PLN	48,600	Pays	6-month PLN WIBOR (pays semi-annually)	0.64% (pays annually)	9/8/25	98,987	—	98,987

PLN	75,000	Pays	6-month PLN WIBOR (pays semi-annually)	2.84% (pays annually)	1/10/28	3,255,068	—	3,255,068

PLN	78,000	Receives	6-month PLN WIBOR (pays semi-annually)	0.93% (pays annually)	5/8/30	(58,883)	—	(58,883)

32	See Notes to Financial Statements.

Emerging Markets Local Income Portfolio

October 31, 2020

Portfolio of Investments — continued

Centrally Cleared Interest Rate Swaps (continued)
Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

THB	175,000	Pays	6-month THB Fixing Rate (pays semi-annually)	1.29% (pays semi-annually)	11/25/24	$163,545	$—	$163,545

THB	456,500	Pays	6-month THB Fixing Rate (pays semi-annually)	1.26% (pays semi-annually)	12/16/24	405,967	—	405,967

THB	675,000	Pays	6-month THB Fixing Rate (pays semi-annually)	0.94% (pays semi-annually)	2/12/25	232,772	—	232,772

THB	442,000	Pays	6-month THB Fixing Rate (pays semi-annually)	0.70% (pays semi-annually)	3/6/25	(2,803)	—	(2,803)

THB	483,000	Receives	6-month THB Fixing Rate (pays semi-annually)	1.02% (pays semi-annually)	3/17/25	(221,526)	—	(221,526)

THB	290,000	Pays	6-month THB Fixing Rate (pays semi-annually)	0.80% (pays semi-annually)	6/16/25	34,205	—	34,205

THB	180,000	Pays	6-month THB Fixing Rate (pays semi-annually)	0.82% (pays semi-annually)	9/11/25	19,943	—	19,943

ZAR	221,000	Pays	3-month ZAR JIBAR (pays quarterly)	6.99% (pays quarterly)	7/3/24	1,348,441	—	1,348,441

ZAR	559,737	Pays	3-month ZAR JIBAR (pays quarterly)	6.88% (pays quarterly)	1/10/25	3,283,619	—	3,283,619

ZAR	55,027	Pays	3-month ZAR JIBAR (pays quarterly)	6.64% (pays quarterly)	2/14/25	306,466	—	306,466

ZAR	256,793	Pays	3-month ZAR JIBAR (pays quarterly)	6.65% (pays quarterly)	2/14/25	1,433,450	—	1,433,450

ZAR	244,000	Receives	3-month ZAR JIBAR (pays quarterly)	7.04% (pays quarterly)	3/12/25	(1,569,656)	—	(1,569,656)

ZAR	65,700	Receives	3-month ZAR JIBAR (pays quarterly)	6.91% (pays quarterly)	3/13/25	(400,128)	—	(400,128)

ZAR	148,340	Pays	3-month ZAR JIBAR (pays quarterly)	5.40% (pays quarterly)	6/11/25	303,948	—	303,948

ZAR	50,000	Pays	3-month ZAR JIBAR (pays quarterly)	4.97% (pays quarterly)	8/24/25	34,125	119	34,244

ZAR	130,000	Pays	3-month ZAR JIBAR (pays quarterly)	4.94% (pays quarterly)	10/1/25	48,389	335	48,724

ZAR	68,770	Pays	3-month ZAR JIBAR (pays quarterly)	8.79% (pays quarterly)	3/18/26	778,366	—	778,366

Total						$38,199,120	$(67,534)	$38,131,586

33	See Notes to Financial Statements.

Emerging Markets Local Income Portfolio

October 31, 2020

Portfolio of Investments — continued

Interest Rate Swaps

Counterparty	Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value/Unrealized Appreciation (Depreciation)

Bank of America, N.A.	BRL	12,953	Pays	Brazil CETIP Interbank Deposit Rate (pays upon termination)	13.10% (pays upon termination)	1/2/23	$2,037,101

Bank of America, N.A.	PLN	8,765	Pays	6-month PLN WIBOR (pays semi-annually)	5.45% (pays annually)	6/7/21	117,407

Bank of America, N.A.	RUB	1,085,000	Pays	3-month Moscow Prime Offered Rate (pays quarterly)	6.20% (pays annually)	3/4/25	862,245

Bank of America, N.A.	RUB	606,000	Pays	3-month Moscow Prime Offered Rate (pays quarterly)	5.20% (pays annually)	8/6/25	(107,378)

Bank of America, N.A.	THB	400,000	Pays	6-month THB Fixing Rate (pays semi-annually)	1.91% (pays semi-annually)	11/2/22	502,345

Bank of America, N.A.	THB	230,000	Pays	6-month THB Fixing Rate (pays semi-annually)	1.90% (pays semi-annually)	12/8/22	290,432

Barclays Bank PLC	BRL	22,098	Pays	Brazil CETIP Interbank Deposit Rate (pays upon termination)	11.72% (pays upon termination)	1/4/21	1,152,521

BNP Paribas	MYR	26,626	Pays	3-month MYR KLIBOR (pays quarterly)	2.00% (pays quarterly)	10/14/25	4,432

Citibank, N.A.	MYR	44,600	Pays	3-month MYR KLIBOR (pays quarterly)	3.95% (pays quarterly)	3/20/23	586,868

Citibank, N.A.	MYR	5,500	Pays	3-month MYR KLIBOR (pays quarterly)	3.88% (pays quarterly)	8/1/23	85,479

Citibank, N.A.	MYR	40,530	Pays	3-month MYR KLIBOR (pays quarterly)	3.73% (pays quarterly)	1/29/24	580,200

Citibank, N.A.	MYR	40,000	Pays	3-month MYR KLIBOR (pays quarterly)	3.37% (pays quarterly)	5/29/24	544,280

Citibank, N.A.	MYR	42,400	Pays	3-month MYR KLIBOR (pays quarterly)	3.13% (pays quarterly)	10/4/24	491,088

Citibank, N.A.	MYR	53,296	Pays	3-month MYR KLIBOR (pays quarterly)	3.29% (pays quarterly)	11/7/24	764,369

Citibank, N.A.	MYR	47,134	Pays	3-month MYR KLIBOR (pays quarterly)	2.19% (pays quarterly)	6/4/25	120,194

Citibank, N.A.	MYR	23,844	Pays	3-month MYR KLIBOR (pays quarterly)	2.00% (pays quarterly)	10/14/25	3,261

Citibank, N.A.	RUB	768,000	Receives	3-month Moscow Prime Offered Rate (pays quarterly)	8.65% (pays annually)	3/13/25	(1,666,472)

Citibank, N.A.	THB	490,000	Pays	6-month THB Fixing Rate (pays semi-annually)	2.03% (pays semi-annually)	4/24/22	379,453

Citibank, N.A.	THB	260,000	Pays	6-month THB Fixing Rate (pays semi-annually)	1.79% (pays semi-annually)	8/10/22	240,928

34	See Notes to Financial Statements.

Emerging Markets Local Income Portfolio

October 31, 2020

Portfolio of Investments — continued

Interest Rate Swaps (continued)

Counterparty	Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value/Unrealized Appreciation (Depreciation)

Citibank, N.A.	THB	330,000	Pays	6-month THB Fixing Rate (pays semi-annually)	1.87% (pays semi-annually)	3/27/23	$376,557

Citibank, N.A.	THB	250,000	Pays	6-month THB Fixing Rate (pays semi-annually)	2.22% (pays semi-annually)	10/25/23	396,773

Citibank, N.A.	THB	87,340	Pays	6-month THB Fixing Rate (pays semi-annually)	1.96% (pays semi-annually)	3/18/24	136,896

Credit Suisse International	RUB	51,950	Pays	3-month Moscow Prime Offered Rate (pays quarterly)	7.85% (pays annually)	5/23/22	46,039

Credit Suisse International	RUB	275,000	Pays	3-month Moscow Prime Offered Rate (pays quarterly)	7.85% (pays annually)	11/1/22	449,758

Credit Suisse International	RUB	230,200	Pays	3-month Moscow Prime Offered Rate (pays quarterly)	7.66% (pays annually)	8/1/24	241,186

Deutsche Bank AG	BRL	1,970	Pays	Brazil CETIP Interbank Deposit Rate (pays upon termination)	12.98% (pays upon termination)	1/2/23	302,012

Deutsche Bank AG	THB	324,320	Pays	6-month THB Fixing Rate (pays semi-annually)	2.13% (pays semi-annually)	11/19/23	614,689

Goldman Sachs International	CLP	8,866,700	Pays	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	3.83% (pays semi-annually)	5/29/23	1,087,219

Goldman Sachs International	MYR	31,400	Pays	3-month MYR KLIBOR (pays quarterly)	2.18% (pays quarterly)	5/13/25	80,276

Goldman Sachs International	PLN	11,000	Pays	6-month PLN WIBOR (pays semi-annually)	5.54% (pays annually)	5/10/21	143,926

Goldman Sachs International	RUB	1,487,640	Pays	3-month Moscow Prime Offered Rate (pays quarterly)	6.67% (pays annually)	11/20/24	1,974,640

Goldman Sachs International	RUB	1,543,910	Pays	3-month Moscow Prime Offered Rate (pays quarterly)	6.67% (pays annually)	11/20/24	2,049,331

Goldman Sachs International	RUB	879,100	Pays	3-month Moscow Prime Offered Rate (pays quarterly)	6.51% (pays annually)	4/16/25	823,377

Goldman Sachs International	RUB	671,200	Pays	3-month Moscow Prime Offered Rate (pays quarterly)	5.51% (pays annually)	5/15/25	138,644

Goldman Sachs International	RUB	603,873	Pays	3-month Moscow Prime Offered Rate (pays quarterly)	5.34% (pays annually)	5/18/25	66,869

35	See Notes to Financial Statements.

Emerging Markets Local Income Portfolio

October 31, 2020

Portfolio of Investments — continued

Interest Rate Swaps (continued)

Counterparty	Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value/Unrealized Appreciation (Depreciation)

Goldman Sachs International	RUB	252,000	Pays	3-month Moscow Prime Offered Rate (pays quarterly)	5.27% (pays annually)	6/17/25	$11,966

Goldman Sachs International	RUB	430,000	Pays	3-month Moscow Prime Offered Rate (pays quarterly)	5.14% (pays annually)	7/24/25	(18,908)

Goldman Sachs International	RUB	320,000	Pays	3-month Moscow Prime Offered Rate (pays quarterly)	5.50% (pays annually)	8/25/25	(6,710)

HSBC Bank USA, N.A.	MXN	44,030	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	7.28% (pays monthly)	12/23/20	12,864

JPMorgan Chase Bank, N.A.	MYR	11,300	Pays	3-month MYR KLIBOR (pays quarterly)	3.88% (pays quarterly)	8/1/23	175,621

JPMorgan Chase Bank, N.A.	MYR	5,810	Pays	3-month MYR KLIBOR (pays quarterly)	3.89% (pays quarterly)	8/14/23	89,846

JPMorgan Chase Bank, N.A.	MYR	5,815	Pays	3-month MYR KLIBOR (pays quarterly)	3.89% (pays quarterly)	8/14/23	89,923

JPMorgan Chase Bank, N.A.	MYR	14,500	Pays	3-month MYR KLIBOR (pays quarterly)	3.86% (pays quarterly)	9/4/23	217,407

JPMorgan Chase Bank, N.A.	MYR	11,600	Pays	3-month MYR KLIBOR (pays quarterly)	3.89% (pays quarterly)	9/5/23	175,873

JPMorgan Chase Bank, N.A.	MYR	12,167	Pays	3-month MYR KLIBOR (pays quarterly)	3.66% (pays quarterly)	2/20/24	188,407

JPMorgan Chase Bank, N.A.	RUB	565,000	Pays	3-month Moscow Prime Offered Rate (pays quarterly)	7.78% (pays annually)	8/6/24	623,287

JPMorgan Chase Bank, N.A.	RUB	401,200	Pays	3-month Moscow Prime Offered Rate (pays quarterly)	7.20% (pays annually)	10/1/24	321,707

Morgan Stanley & Co. International PLC	MXN	29,200	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	7.95% (pays monthly)	12/3/31	223,468

Nomura International PLC	BRL	2,006	Pays	Brazil CETIP Interbank Deposit Rate (pays upon termination)	12.90% (pays upon termination)	1/2/23	301,670

Nomura International PLC	BRL	4,440	Pays	Brazil CETIP Interbank Deposit Rate (pays upon termination)	12.83% (pays upon termination)	1/2/23	656,935

Nomura International PLC	MYR	4,070	Pays	3-month MYR KLIBOR (pays quarterly)	4.19% (pays quarterly)	10/24/24	87,445

Standard Chartered Bank	MYR	5,800	Pays	3-month MYR KLIBOR (pays quarterly)	3.88% (pays quarterly)	7/23/23	77,950

Standard Chartered Bank	MYR	5,900	Pays	3-month MYR KLIBOR (pays quarterly)	3.88% (pays quarterly)	9/4/23	89,238

36	See Notes to Financial Statements.

Emerging Markets Local Income Portfolio

October 31, 2020

Portfolio of Investments — continued

Interest Rate Swaps (continued)

Counterparty	Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value/Unrealized Appreciation (Depreciation)

Standard Chartered Bank	MYR	30,000	Pays	3-month MYR KLIBOR (pays quarterly)	1.92% (pays quarterly)	8/25/25	$(20,976)

Standard Chartered Bank	THB	650,000	Pays	6-month THB Fixing Rate (pays semi-annually)	2.15% (pays semi-annually)	8/20/23	1,042,898

							$20,256,856

Centrally Cleared Credit Default Swaps — Sell Protection

Reference Entity	Notional Amount* (000’s omitted)	Contract Annual Fixed Rate**	Termination Date	Current Market Annual Fixed Rate***	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

South Africa	$2,240	1.00% (pays quarterly)(1)	6/20/21	0.90%	$4,049	$42,580	$46,629

Turkey	4,570	1.00% (pays quarterly)(1)	6/20/21	3.90	(78,919)	149,023	70,104

Total	$6,810				$(74,870)	$191,603	$116,733

Centrally Cleared Credit Default Swaps — Buy Protection

Reference Entity	Notional Amount (000’s omitted)	Contract Annual Fixed Rate**	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

Markit CDX Emerging Markets Index (CDX.EM.31.V1)	$94	1.00% (pays quarterly)(1)	6/20/24	$1,546	$(2,001)	$(455)

Total				$1,546	$(2,001)	$(455)

37	See Notes to Financial Statements.

Emerging Markets Local Income Portfolio

October 31, 2020

Portfolio of Investments — continued

Credit Default Swaps — Sell Protection

Reference Entity	Counterparty	Notional Amount* (000’s omitted)	Contract Annual Fixed Rate**	Termination Date	Current Market Annual Fixed Rate***	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

Bahamas	Deutsche Bank AG	$1,600	1.00% (pays quarterly)(1)	6/20/22	7.27%	$(151,473)	$46,961	$(104,512)

Total		$1,600				$(151,473)	$46,961	$(104,512)

*

If the Portfolio is the seller of credit protection, the notional amount is the maximum potential amount of future payments the Portfolio could be required to make if a credit event, as defined in the credit default swap agreement, were to occur. At October 31, 2020, such maximum potential amount for all open credit default swaps in which the Portfolio is the seller was $8,410,000.

**

The contract annual fixed rate represents the fixed rate of interest received by the Portfolio (as a seller of protection) or paid by the Portfolio (as a buyer of protection) on the notional amount of the credit default swap contract.

***

Current market annual fixed rates, utilized in determining the net unrealized appreciation or depreciation as of period end, serve as an indicator of the market’s perception of the current status of the payment/performance risk associated with the credit derivative. The current market annual fixed rate of a particular reference entity reflects the cost, as quoted by the pricing vendor, of selling protection against default of that entity as of period end and may include upfront payments required to be made to enter into the agreement. The higher the fixed rate, the greater the market perceived risk of a credit event involving the reference entity. A rate identified as “Defaulted” indicates a credit event has occurred for the reference entity.

(1)	Upfront payment is exchanged with the counterparty as a result of the standardized trading coupon.

Cross-Currency Swaps

Counterparty	Portfolio Receives*	Portfolio Pays*	Effective Date/ Termination Date(1)	Value/Unrealized Appreciation (Depreciation)

Bank of America, N.A.	3-month COP Interbank Nominal Rate on COP 34,605,000,000 (Notional Amount) (pays quarterly) plus USD equivalent of Notional Amount at effective date	3-month USD-LIBOR minus 0.70% on USD equivalent of Notional Amount at effective date (pays quarterly) plus Notional Amount	11/3/21/ 11/3/26	$101,687

Goldman Sachs International	9.56% on TRY 16,903,000 (pays annually) plus USD 5,549,245	3-month USD-LIBOR on USD 5,549,245 (pays quarterly) plus TRY 16,903,000	Not applicable/ 7/28/23	(3,815,417)

Goldman Sachs International	9.51% on TRY 43,482,000 (pays annually) plus USD 14,326,853	3-month USD-LIBOR on USD 14,326,853 (pays quarterly) plus TRY 43,482,000	Not applicable/ 7/29/23	(9,875,658)

Goldman Sachs International	3-month COP Interbank Nominal Rate on COP 30,920,000,000 (Notional Amount) (pays quarterly) plus USD equivalent of Notional Amount at effective date	3-month USD-LIBOR minus 0.67% on USD equivalent of Notional Amount at effective date (pays quarterly) plus Notional Amount	9/27/21/ 9/27/26	35,766

Goldman Sachs International	3-month COP Interbank Nominal Rate on COP 15,560,000,000 (Notional Amount) (pays quarterly) plus USD equivalent of Notional Amount at effective date	3-month USD-LIBOR minus 0.54% on USD equivalent of Notional Amount at effective date (pays quarterly) plus Notional Amount	10/6/21/ 10/6/26	(33,787)

JPMorgan Chase Bank, N.A.	18.56% on TRY 125,287,000 (pays annually) plus USD 17,791,394	3-month USD-LIBOR on USD 17,791,394 (pays quarterly) plus TRY 125,287,000	Not applicable/ 8/7/22	(2,101,008)

38	See Notes to Financial Statements.

Emerging Markets Local Income Portfolio

October 31, 2020

Portfolio of Investments — continued

Cross-Currency Swaps (continued)

Counterparty	Portfolio Receives*	Portfolio Pays*	Effective Date/ Termination Date(1)	Value/Unrealized Appreciation (Depreciation)

JPMorgan Chase Bank, N.A.	3-month USD LIBOR on USD 1,018,776 (pays quarterly) plus TRY 8,112,000	13.77% on TRY 8,112,000 (pays annually) plus USD 1,018,776	Not applicable/ 12/16/25	$49,727

				$(15,638,690)

*

The Portfolio pays interest on the currency received and receives interest on the currency delivered. At the termination date, the notional amount of the currency received will be exchanged for the notional amount of the currency delivered.

(1)	Effective date represents the date on which the Portfolio and counterparty exchange the currencies and begin interest payment accrual.

Abbreviations:

EURIBOR	–	Euro Interbank Offered Rate

LIBOR	–	London Interbank Offered Rate

39	See Notes to Financial Statements.

Emerging Markets Local Income Portfolio

October 31, 2020

Portfolio of Investments — continued

Currency Abbreviations:

BAM	–	Bosnia-Herzegovina Convertible Mark

BRL	–	Brazilian Real

CLP	–	Chilean Peso

CNH	–	Yuan Renminbi Offshore

CNY	–	Yuan Renminbi

COP	–	Colombian Peso

CRC	–	Costa Rican Colon

CZK	–	Czech Koruna

DOP	–	Dominican Peso

EGP	–	Egyptian Pound

EUR	–	Euro

GEL	–	Georgian Lari

HUF	–	Hungarian Forint

IDR	–	Indonesian Rupiah

INR	–	Indian Rupee

KES	–	Kenyan Shilling

KRW	–	South Korean Won

MXN	–	Mexican Peso

MYR	–	Malaysian Ringgit

PEN	–	Peruvian Sol

PHP	–	Philippine Peso

PLN	–	Polish Zloty

RSD	–	Serbian Dinar

RUB	–	Russian Ruble

THB	–	Thai Baht

TRY	–	New Turkish Lira

UAH	–	Ukrainian Hryvnia

USD	–	United States Dollar

UYU	–	Uruguayan Peso

UZS	–	Uzbekistani Som

ZAR	–	South African Rand

40	See Notes to Financial Statements.

Emerging Markets Local Income Portfolio

October 31, 2020

Statement of Assets and Liabilities

Assets	October 31, 2020

Unaffiliated investments, at value (identified cost, $1,000,120,317)	$975,541,310

Affiliated investment, at value (identified cost, $160,245,815)	160,245,815

Cash	98,743

Deposits for derivatives collateral —

Centrally cleared derivatives	68,680,190

OTC derivatives	5,026,000

Foreign currency, at value (identified cost, $7,365,909)	7,290,564

Interest receivable	17,770,163

Dividends receivable from affiliated investment	19,929

Receivable for investments sold	8,742,757

Receivable for variation margin on open financial futures contracts	26,078

Receivable for variation margin on open centrally cleared derivatives	12,364,171

Receivable for open forward foreign currency exchange contracts	10,570,133

Receivable for open swap contracts	22,264,480

Total assets	$1,288,640,333

Liabilities

Cash collateral due to brokers	$5,026,000

Payable for investments purchased	1,763,048

Payable for open forward foreign currency exchange contracts	6,229,102

Payable for open swap contracts	17,750,826

Upfront receipts on open non-centrally cleared swap contracts	46,961

Payable for open non-deliverable bond forward contracts	854,621

Payable to affiliates:

Investment adviser fee	691,379

Trustees’ fees	5,764

Accrued foreign capital gains taxes	1,616,936

Accrued expenses	720,606

Total liabilities	$34,705,243

Net Assets applicable to investors’ interest in Portfolio	$1,253,935,090

41	See Notes to Financial Statements.

Emerging Markets Local Income Portfolio

October 31, 2020

Statement of Operations

Investment Income	Year Ended October 31, 2020

Interest (net of foreign taxes, $3,337,151)	$81,692,759

Dividends from affiliated investment	1,796,648

Total investment income	$83,489,407

Expenses

Investment adviser fee	$8,169,352

Trustees’ fees and expenses	68,101

Custodian fee	1,587,343

Legal and accounting services	119,324

Miscellaneous	113,420

Total expenses	$10,057,540

Net investment income	$73,431,867

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —

Investment transactions (net of foreign capital gains taxes of $1,342,907)	$(10,295,088)

Investment transactions — affiliated investment	39,684

Financial futures contracts	(1,075,440)

Swap contracts	19,843,892

Foreign currency transactions	(5,871,677)

Forward foreign currency exchange contracts	(49,791,178)

Non-deliverable bond forward contracts	3,141,914

Net realized loss	$(44,007,893)

Change in unrealized appreciation (depreciation) —

Investments (including net increase in accrued foreign capital gains taxes of $348,621)	$(54,314,078)

Investments — affiliated investment	(14,771)

Financial futures contracts	103,713

Swap contracts	16,190,461

Foreign currency	(547,430)

Forward foreign currency exchange contracts	(11,018,911)

Non-deliverable bond forward contracts	(602,375)

Net change in unrealized appreciation (depreciation)	$(50,203,391)

Net realized and unrealized loss	$(94,211,284)

Net decrease in net assets from operations	$(20,779,417)

42	See Notes to Financial Statements.

Emerging Markets Local Income Portfolio

October 31, 2020

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2020	2019

From operations —

Net investment income	$73,431,867	$70,481,340

Net realized loss	(44,007,893)	(15,066,272)

Net change in unrealized appreciation (depreciation)	(50,203,391)	152,740,534

Net increase (decrease) in net assets from operations	$(20,779,417)	$208,155,602

Capital transactions —

Contributions	$394,900,465	$428,013,477

Withdrawals	(358,676,352)	(180,948,792)

Net increase in net assets from capital transactions	$36,224,113	$247,064,685

Net increase in net assets	$15,444,696	$455,220,287

Net Assets

At beginning of year	$1,238,490,394	$783,270,107

At end of year	$1,253,935,090	$1,238,490,394

43	See Notes to Financial Statements.

Emerging Markets Local Income Portfolio

October 31, 2020

Financial Highlights

	Year Ended October 31,
Ratios/Supplemental Data	2020	2019	2018		2017		2016

Ratios (as a percentage of average daily net assets):

Expenses	0.79%	0.78%	0.87	%(1)	0.81	%(2)	0.91	%(2)

Net investment income	5.79%	7.01%	7.22%		5.90%		5.94%

Portfolio Turnover	56%	46%	52%		40%		73%

Total Return	0.08%	23.15%	(9.33)%		8.23%		16.39%

Net assets, end of year (000’s omitted)	$1,253,935	$1,238,490	$783,270		$617,181		$348,304

(1)	Includes interest expense of 0.02% of average daily net assets for the year ended October 31, 2018.

(2)

Includes interest and dividend expense, primarily on securities sold short and reverse repurchase agreements, of 0.02% and 0.05% of average daily net assets for the years ended October 31, 2017 and 2016, respectively.

44	See Notes to Financial Statements.

Emerging Markets Local Income Portfolio

October 31, 2020

Notes to Financial Statements

1  Significant Accounting Policies

Emerging Markets Local Income Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a non-diversified, open-end management investment company. The Portfolio’s investment objective is total return. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2020, Eaton Vance Emerging Markets Local Income Fund, Eaton Vance Short Duration Strategic Income Fund, Eaton Vance International (Cayman Islands) Emerging Markets Local Income Fund and Eaton Vance International (Cayman Islands) Short Duration Strategic Income Fund held an interest of 93.9%, 4.8%, 0.8% and 0.5%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Derivatives. Financial futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average ask prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service. Non-deliverable bond forward contracts are generally valued based on the current price of the underlying bond as provided by a third party pricing service and current interest rates. Swaps are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract, and in the case of credit default swaps, based on credit spread quotations obtained from broker/dealers and expected default recovery rates determined by the pricing service using proprietary models. Future cash flows on swaps are discounted to their present value using swap rates provided by electronic data services or by broker/dealers.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads.

Affiliated Fund. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Inflation adjustments to the principal amount of inflation-adjusted bonds and notes are reflected as interest income. Deflation adjustments to the principal amount of an inflation-adjusted bond or note are reflected as reductions to interest income to the extent of interest income previously recorded on such bond or note. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Withholding taxes on foreign interest and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

D  Federal and Other Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets

45

Emerging Markets Local Income Portfolio

October 31, 2020

Notes to Financial Statements — continued

in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.

In addition to the requirements of the Internal Revenue Code, the Portfolio may also be subject to local taxes on the recognition of capital gains in certain countries. In determining the daily net asset value, the Portfolio estimates the accrual for such taxes, if any, based on the unrealized appreciation on certain portfolio securities and the related tax rates. Taxes attributable to unrealized appreciation are included in the change in unrealized appreciation (depreciation) on investments. Capital gains taxes on securities sold are included in net realized gain (loss) on investments.

As of October 31, 2020, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

H  Financial Futures Contracts — Upon entering into a financial futures contract, the Portfolio is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Portfolio each business day, depending on the daily fluctuations in the value of the underlying security, and are recorded as unrealized gains or losses by the Portfolio. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

I  Forward Foreign Currency Exchange and Non-Deliverable Bond Forward Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. While forward foreign currency exchange contracts are privately negotiated agreements between the Portfolio and a counterparty, certain contracts may be “centrally cleared”, whereby all payments made or received by the Portfolio pursuant to the contract are with a central clearing party (CCP) rather than the original counterparty. The CCP guarantees the performance of the original parties to the contract. Upon entering into centrally cleared contracts, the Portfolio is required to deposit with the CCP, either in cash or securities, an amount of initial margin determined by the CCP, which is subject to adjustment. For centrally cleared contracts, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. The Portfolio may also enter into non-deliverable bond forward contracts for the purchase or sale of a bond denominated in a non-deliverable foreign currency at a fixed price on a future date. For non-deliverable bond forward contracts, unrealized gains and losses, based on changes in the value of the contract, and realized gains and losses are accounted for as described above. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar. In the case of centrally cleared contracts, counterparty risk is minimal due to protections provided by the CCP.

J  Interest Rate Swaps — Swap contracts are privately negotiated agreements between the Portfolio and a counterparty. Certain swap contracts may be centrally cleared. Pursuant to interest rate swap agreements, the Portfolio either makes floating-rate payments to the counterparty (or CCP in the case of centrally cleared swaps) based on a benchmark interest rate in exchange for fixed-rate payments or the Portfolio makes fixed-rate payments to the counterparty (or CCP in the case of a centrally cleared swap) in exchange for payments on a floating benchmark interest rate. Payments received or made, including amortization of upfront payments/receipts, are recorded as realized gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. The value of the swap is determined by changes in the relationship between two rates of interest. The Portfolio is exposed to credit loss in the event of non-performance by the swap counterparty. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP. Risk may also arise from movements in interest rates.

46

Emerging Markets Local Income Portfolio

October 31, 2020

Notes to Financial Statements — continued

K  Cross-Currency Swaps — Cross-currency swaps are interest rate swaps in which interest cash flows are exchanged between two parties based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Cross-currency swaps also involve the exchange of the notional amounts at the start of the contract at the current spot rate with an agreement to re-exchange such amounts at a later date at either the same exchange rate, a specified rate or the then current spot rate. The entire principal value of a cross-currency swap is subject to the risk that the counterparty to the swap will default on its contractual delivery obligations.

L  Credit Default Swaps — When the Portfolio is the buyer of a credit default swap contract, the Portfolio is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty (or CCP in the case of a centrally cleared swap) to the contract if a credit event by a third party, such as a U.S. or foreign corporate issuer or sovereign issuer, on the debt obligation occurs. In return, the Portfolio pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Portfolio would have spent the stream of payments and received no proceeds from the contract. When the Portfolio is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If the Portfolio is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Portfolio could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Portfolio for the same referenced obligation. As the seller, the Portfolio may create economic leverage to its portfolio because, in addition to its total net assets, the Portfolio is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. The Portfolio also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. All upfront payments and receipts, if any, are amortized over the life of the swap contract as realized gains or losses. Those upfront payments or receipts for non-centrally cleared swaps are recorded as other assets or other liabilities, respectively, net of amortization. For financial reporting purposes, unamortized upfront payments or receipts, if any, are netted with unrealized appreciation or depreciation on swap contracts to determine the market value of swaps as presented in Notes 5 and 8. The Portfolio segregates assets in the form of cash or liquid securities in an amount equal to the notional amount of the credit default swaps of which it is the seller. The Portfolio segregates assets in the form of cash or liquid securities in an amount equal to any unrealized depreciation of the credit default swaps of which it is the buyer, marked-to-market on a daily basis. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP.

M  Total Return Swaps — In a total return swap, the buyer receives a periodic return equal to the total return of a specified security, securities or index for a specified period of time. In return, the buyer pays the counterparty a fixed or variable stream of payments, typically based upon short-term interest rates, possibly plus or minus an agreed upon spread. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains and losses. Periodic payments received or made are recorded as realized gains or losses. The Portfolio is exposed to credit loss in the event of nonperformance by the swap counterparty. Risk may also arise from the unanticipated movements in value of exchange rates, interest rates, securities, or the index.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM and an indirect subsidiary of Eaton Vance Corp., as compensation for investment advisory services rendered to the Portfolio. The fee is computed at an annual rate of 0.650% of the Portfolio’s average daily net assets up to $1 billion, 0.625% from $1 billion but less than $2 billion, 0.600% from $2 billion but less than $5 billion, and 0.575% of average daily net assets of $5 billion or more, and is payable monthly. For the year ended October 31, 2020, the Portfolio’s investment adviser fee amounted to $8,169,352 or 0.64% of the Portfolio’s average daily net assets. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

During the year ended October 31, 2020, EVM reimbursed the Portfolio $1,235 for a net realized loss due to a trading error. The amount of the reimbursement had an impact on total return of less than 0.01%.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2020, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities and paydowns, aggregated $452,230,460 and $450,414,522, respectively, for the year ended October 31, 2020.

47

Emerging Markets Local Income Portfolio

October 31, 2020

Notes to Financial Statements — continued

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Portfolio at October 31, 2020, as determined on a federal income tax basis, were as follows:

Aggregate cost	$1,107,779,626

Gross unrealized appreciation	$40,684,132

Gross unrealized depreciation	(12,636,928)

Net unrealized appreciation	$28,047,204

5  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts, non-deliverable bond forward contracts, futures contracts and swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 2020 is included in the Portfolio of Investments. At October 31, 2020, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

In the normal course of pursuing its investment objective, the Portfolio is subject to the following risks:

Credit Risk: The Portfolio enters into credit default swap contracts to enhance total return and/or as a substitute for the purchase or sale of securities.

Foreign Exchange Risk: The Portfolio engages in forward foreign currency exchange contracts, total return swaps and cross-currency swaps to enhance total return, to seek to hedge against fluctuations in currency exchange rates and/or as a substitute for the purchase or sale of securities or currencies.

Interest Rate Risk: The Portfolio utilizes various interest rate derivatives including non-deliverable bond forward contracts, interest rate futures contracts, interest rate swaps and cross-currency swaps to enhance total return, to seek to hedge against fluctuations in interest rates and/or to change the effective duration of its portfolio.

The Portfolio enters into over-the-counter (OTC) derivatives that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Portfolio’s net assets below a certain level over a certain period of time, which would trigger a payment by the Portfolio for those derivatives in a liability position. At October 31, 2020, the fair value of derivatives with credit-related contingent features in a net liability position was $24,881,510. The aggregate fair value of assets pledged as collateral by the Portfolio for such liability was $8,475,710 at October 31, 2020.

The OTC derivatives in which the Portfolio invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Portfolio has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Portfolio’s net assets decline by a stated percentage or the Portfolio fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Portfolio of any net liability owed to it.

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Portfolio and/or counterparty is held in segregated accounts by the Portfolio’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as deposits for derivatives collateral and, in the case of cash pledged by a counterparty for the benefit of the Portfolio, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Portfolio as collateral, if any, are identified as such in the Portfolio of Investments. The carrying amount of the liability for cash collateral due to brokers at October 31, 2020 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 8) at October 31, 2020.

48

Emerging Markets Local Income Portfolio

October 31, 2020

Notes to Financial Statements — continued

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at October 31, 2020 was as follows:

	Fair Value
Statement of Assets and Liabilities Caption	Credit	Foreign Exchange	Interest Rate	Total

Not applicable	$5,595 *	$11,172,145 *	$48,828,306 *	$60,006,046

Receivable for open forward foreign currency exchange contracts	—	10,570,133	—	10,570,133

Receivable/payable for open swap contracts; Upfront payments/receipts on open non-centrally cleared swap contracts	—	—	22,264,480	22,264,480

Total Asset Derivatives	$5,595	$21,742,278	$71,092,786	$92,840,659

Derivatives not subject to master netting or similar agreements	$5,595	$11,172,145	$48,828,306	$60,006,046

Total Asset Derivatives subject to master netting or similar agreements	$—	$10,570,133	$22,264,480	$32,834,613

Not applicable	$(78,919)*	$(19,686,223)*	$(10,515,481)*	$(30,280,623)

Payable for open forward foreign currency exchange contracts	—	(6,229,102)	—	(6,229,102)

Payable/receivable for open swap contracts; Upfront payments/receipts on open non-centrally cleared swap contracts	(151,473)	—	(17,646,314)	(17,797,787)

Payable for open non-deliverable bond forward contracts	—	—	(854,621)	(854,621)

Total Liability Derivatives	$(230,392)	$(25,915,325)	$(29,016,416)	$(55,162,133)

Derivatives not subject to master netting or similar agreements	$(78,919)	$(19,686,223)	$(10,515,481)	$(30,280,623)

Total Liability Derivatives subject to master netting or similar agreements	$(151,473)	$(6,229,102)	$(18,500,935)	$(24,881,510)

*

Only the current day’s variation margin on open futures contracts and centrally cleared derivatives is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin on open financial futures contracts and centrally cleared derivatives, as applicable.

49

Emerging Markets Local Income Portfolio

October 31, 2020

Notes to Financial Statements — continued

The Portfolio’s derivative assets and liabilities at fair value by risk, which are reported gross in the Statement of Assets and Liabilities, are presented in the table above. The following tables present the Portfolio’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Portfolio for such assets and pledged by the Portfolio for such liabilities as of October 31, 2020.

Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)	Total Cash Collateral Received

Australia and New Zealand Banking Group Limited	$16,756	$—	$—	$—	$16,756	$—

Bank of America, N.A.	4,390,939	(1,069,611)	(3,321,328)	—	—	—

Barclays Bank PLC	1,152,521	—	—	(1,152,521)	—	1,320,000

BNP Paribas	1,328,308	(1,328,308)	—	—	—	—

Citibank, N.A.	5,408,186	(1,816,492)	—	(2,346,000)	1,245,694	2,346,000

Credit Suisse International	736,983	—	—	(736,983)	—	750,000

Deutsche Bank AG	948,811	(151,473)	(693,002)	—	104,336	—

Goldman Sachs International	6,424,135	(6,424,135)	—	—	—	—

HSBC Bank USA, N.A.	12,878	—	—	—	12,878	—

JPMorgan Chase Bank, N.A.	2,342,061	(2,158,657)	—	(183,404)	—	260,000

Morgan Stanley & Co. International PLC	226,268	(9,360)	—	(216,908)	—	240,000

Nomura International PLC	1,046,050	—	(990,713)	(55,337)	—	110,000

Standard Chartered Bank	8,406,140	(4,450,539)	—	—	3,955,601	—

UBS AG	394,577	—	(394,577)	—	—	—

	$32,834,613	$(17,408,575)	$(5,399,620)	$(4,691,153)	$5,335,265	$5,026,000

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)	Total Cash Collateral Pledged

Bank of America, N.A.	$(1,069,611)	$1,069,611	$—	$—	$—	$—

BNP Paribas	(1,457,891)	1,328,308	100,997	—	(28,586)	—

Citibank, N.A.	(1,816,492)	1,816,492	—	—	—	—

Deutsche Bank AG	(151,473)	151,473	—	—	—	—

Goldman Sachs International	(13,767,487)	6,424,135	7,343,352	—	—	—

JPMorgan Chase Bank, N.A.	(2,158,657)	2,158,657	—	—	—	—

Morgan Stanley & Co. International PLC	(9,360)	9,360	—	—	—	—

Standard Chartered Bank	(4,450,539)	4,450,539	—	—	—	—

	$(24,881,510)	$17,408,575	$7,444,349	$—	$(28,586)	$—

Total — Deposits for derivatives collateral — OTC derivatives						$5,026,000

(a)	In some instances, the total collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b)	Net amount represents the net amount due from the counterparty in the event of default.

(c)	Net amount represents the net amount payable to the counterparty in the event of default.

50

Emerging Markets Local Income Portfolio

October 31, 2020

Notes to Financial Statements — continued

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure for the year ended October 31, 2020 was as follows:

Statement of Operations Caption	Credit	Foreign Exchange	Interest Rate	Total

Net realized gain (loss) —

Financial futures contracts	$—	$—	$(1,075,440)	$(1,075,440)

Swap contracts	231,725	(1,788,791)	21,400,958	19,843,892

Forward foreign currency exchange contracts	—	(49,791,178)	—	(49,791,178)

Non-deliverable bond forward contracts	—	—	3,141,914	3,141,914

Total	$231,725	$(51,579,969)	$23,467,432	$(27,880,812)

Change in unrealized appreciation (depreciation) —

Financial futures contracts	$—	$—	$103,713	$103,713

Swap contracts	(17,642)	1,992,223	14,215,880	16,190,461

Forward foreign currency exchange contracts	—	(11,018,911)	—	(11,018,911)

Non-deliverable bond forward contracts	—	—	(602,375)	(602,375)

Total	$(17,642)	$(9,026,688)	$13,717,218	$4,672,888
The average notional cost of futures contracts and average notional amounts of other derivative contracts outstanding during the year ended October 31, 2020, which are indicative of the volume of these derivative types, were approximately as follows:

Futures Contracts — Short	Forward Foreign Currency Exchange Contracts*	Non-deliverable Bond Forward Contracts	Swap Contracts

$16,024,000	$2,603,155,000	$61,808,000	$1,488,397,000

*	The average notional amount for forward foreign currency exchange contracts is based on the absolute value of notional amounts of currency purchased and currency sold.

6  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in an $800 million unsecured line of credit agreement with a group of banks, which is in effect through October 26, 2021. Borrowings are made by the Portfolio solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2020, an upfront fee and arrangement fee totaling $950,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2020.

51

Emerging Markets Local Income Portfolio

October 31, 2020

Notes to Financial Statements — continued

7  Investments in Affiliated Funds

At October 31, 2020, the value of the Portfolio’s investment in affiliated funds was $160,245,815, which represents 12.8% of the Portfolio’s net assets. Transactions in affiliated funds by the Portfolio for the year ended October 31, 2020 were as follows:

Name of affiliated fund	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units, end of period

Short-Term Investments

Eaton Vance Cash Reserves Fund, LLC	$141,707,135	$1,061,384,405	$(1,042,870,638)	$39,684	$(14,771)	$160,245,815	$1,796,648	160,245,815

8  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2020, the hierarchy of inputs used in valuing the Portfolio’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Foreign Government Bonds	$—	$738,444,668	$—	$738,444,668

Foreign Corporate Bonds	—	22,008,664	—	22,008,664

Sovereign Loans	—	530,599	—	530,599

Loan Participation Notes	—	—	34,155,753	34,155,753

Short-Term Investments —

Foreign Government Securities	—	157,852,398	—	157,852,398

U.S. Treasury Obligations	—	22,549,228	—	22,549,228

Other	—	160,245,815	—	160,245,815

Total Investments	$—	$1,101,631,372	$34,155,753	$1,135,787,125

Forward Foreign Currency Exchange Contracts	$—	$21,742,278	$—	$21,742,278

Futures Contracts	165,625	—	—	165,625

Swap Contracts	—	70,932,756	—	70,932,756

Total	$165,625	$1,194,306,406	$34,155,753	$1,228,627,784

Liability Description

Forward Foreign Currency Exchange Contracts	$—	$(25,915,325)	$—	$(25,915,325)

Non-deliverable Bond Forward Contracts	—	(854,621)	—	(854,621)

Futures Contracts	(51,920)	—	—	(51,920)

Swap Contracts	—	(28,340,267)	—	(28,340,267)

Total	$(51,920)	$(55,110,213)	$—	$(55,162,133)

52

Emerging Markets Local Income Portfolio

October 31, 2020

Notes to Financial Statements — continued

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Investments in Loan Participation Notes	Total

Balance as of October 31, 2019	$—	$—

Realized gains (losses)	—	—

Change in net unrealized appreciation (depreciation)	271,826	271,826

Cost of purchases	33,943,900	33,943,900

Proceeds from sales, including return of capital	—	—

Accrued discount (premium)	(59,973)	(59,973)

Transfers to Level 3	—	—

Transfers from Level 3	—	—

Balance as of October 31, 2020	$34,155,753	$34,155,753

Change in net unrealized appreciation (depreciation) on investments still held as of October 31, 2020	$271,826	$271,826

The following is a summary of quantitative information about significant unobservable valuation inputs for Level 3 investments held as of October 31, 2020:

Type of Investment	Fair Value as of October 31, 2020	Valuation Technique	Unobservable Inputs	Input

Loan Participation Notes	$34,155,753	Matrix Pricing	Adjusted Credit Spread to the Central Bank of Uzbekistan Quoted Policy Rate	2.15%

An increase (decrease) in the unobservable input would result in a corresponding (decrease) increase in the fair value of the Level 3 investments.

9  Risks and Uncertainties

Risks Associated with Foreign Investments

The Portfolio’s investments in foreign instruments can be adversely affected by changes in currency exchange rates and political, economic and market developments abroad. In emerging or less developed countries, these risks can be more significant. Investment markets in emerging market countries are typically substantially smaller, less liquid and more volatile than the major markets in developed countries. Emerging market countries may have relatively unstable governments and economies. Emerging market investments often are subject to speculative trading, which typically contributes to volatility.

The Portfolio may have difficulties enforcing its legal or contractual rights in a foreign country. Economic data as reported by foreign governments and other issuers may be delayed, inaccurate or fraudulent. In the event of a default by a sovereign entity, there are typically no assets to be seized or cash flows to be attached. Furthermore, the willingness or ability of a foreign government to renegotiate defaulted debt may be limited.

Pandemic Risk

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in December 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, the economies of individual countries, individual companies, and the market in general, and may continue to do so in significant and unforeseen ways, as may other epidemics and pandemics that may arise in the future. Any such impact could adversely affect the Portfolio’s performance, or the performance of the securities in which the Portfolio invests.

10  Additional Information

On October 8, 2020, Morgan Stanley and Eaton Vance Corp. (“Eaton Vance”) announced that they had entered into a definitive agreement under which Morgan Stanley would acquire Eaton Vance. Under the Investment Company Act of 1940, as amended, consummation of this transaction may be deemed

53

Emerging Markets Local Income Portfolio

October 31, 2020

Notes to Financial Statements — continued

to result in the automatic termination of an Eaton Vance Fund’s investment advisory agreement, and, where applicable, any related sub-advisory agreement. On November 24, 2020, the Portfolio’s Board approved a new investment advisory agreement. The new investment advisory agreement will be presented to Portfolio interest holders for approval, and, if approved, would take effect upon consummation of the transaction. A special joint meeting of Portfolio interest holders will be held on February 18, 2021, at which the proposed investment advisory agreement for the Portfolio will be submitted for approval.

54

Emerging Markets Local Income Portfolio

October 31, 2020

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Emerging Markets Local Income Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Emerging Markets Local Income Portfolio (the “Portfolio”), including the portfolio of investments, as of October 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of October 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian, brokers and selling or agent banks; when replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 18, 2020

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

55

Eaton Vance

Emerging Markets Local Income Fund

October 31, 2020

Liquidity Risk Management Program

The Fund has implemented a written liquidity risk management program (Program) and related procedures to manage its liquidity in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (Liquidity Rule). The Liquidity Rule defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Fund’s Board of Trustees/Directors has designated the investment adviser to serve as the administrator of the Program and the related procedures. The administrator has established a Liquidity Risk Management Oversight Committee (Committee) to perform the functions necessary to administer the Program. As part of the Program, the administrator is responsible for identifying illiquid investments and categorizing the relative liquidity of the Fund’s investments in accordance with the Liquidity Rule. Under the Program, the administrator assesses, manages, and periodically reviews the Fund’s liquidity risk, and is responsible for making certain reports to the Fund’s Board of Trustees/Directors and the Securities and Exchange Commission (SEC) regarding the liquidity of the Fund’s investments, and to notify the Board of Trustees/Directors and the SEC of certain liquidity events specified in the Liquidity Rule. The liquidity of the Fund’s portfolio investments is determined based on a number of factors including, but not limited to, relevant market, trading and investment-specific considerations under the Program.

At a meeting of the Fund’s Board of Trustees/Directors, the Committee provided a written report to the Fund’s Board of Trustees/Directors pertaining to the operation, adequacy, and effectiveness of implementation of the Program, as well as the operation of the highly liquid investment minimum (if applicable) for the period December 1, 2018 through December 31, 2019 (Review Period). The Program operated effectively during the Review Period, supporting the administrator’s ability to assess, manage and monitor Fund liquidity risk, including during periods of market volatility and net redemptions. During the Review Period, the Fund met redemption requests on a timely basis.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

56

Eaton Vance

Emerging Markets Local Income Fund

October 31, 2020

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Emerging Markets Local Income Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 143 portfolios (with the exception of Messrs. Faust and Wennerholm and Ms. Frost who oversee 142 portfolios) in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Trust/Portfolio Position(s)	Trustee Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 142 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolio.

Other Directorships in the Last Five Years. Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Other Directorships in the Last Five Years. None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Other Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Other Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Other Directorships in the Last Five Years. Director of DraftKings, Inc.

(digital sports entertainment and gaming company) (since September 2020). Director of Groupon, Inc. (e-commerce provider) (since April 2020). Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Formerly, Director of Dynex Capital, Inc. (mortgage REIT) (2013-2020).

57

Eaton Vance

Emerging Markets Local Income Fund

October 31, 2020

Management and Organization — continued

Name and Year of Birth	Trust/Portfolio Position(s)	Trustee Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson) and 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Other Directorships in the Last Five Years. None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Other Directorships in the Last Five Years. None.

Keith Quinton 1958	Trustee	2018

Private investor, researcher and lecturer. Independent Investment Committee Member at New Hampshire Retirement System (since 2017). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Other Directorships in the Last Five Years. Director (since 2016) and Chairman (since 2019) of New Hampshire Municipal Bond Bank.

Marcus L. Smith 1966	Trustee	2018

Private investor. Member of Posse Boston Advisory Board (foundation) (since 2015). Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Other Directorships in the Last Five Years. Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Director of Ascot Group Limited and certain of its subsidiaries (insurance and reinsurance) (since 2018). Formerly, Director of Hagerty Holding Corp. (insurance and reinsurance) (2015-2018). Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Other Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Scott E. Wennerholm 1959	Trustee	2016

Private Investor. Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Other Directorships in the Last Five Years. None.

Name and Year of Birth	Trust/Portfolio Position(s)	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees

Eric A. Stein 1980	President	2020	Vice President and Chief Investment Officer, Fixed Income of EVM and BMR. Prior to November 1, 2020, Mr. Stein was a co-Director of Eaton Vance’s Global Income Investments. Also Vice President of Calvert Research and Management (“CRM”).

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of CRM.

58

Eaton Vance

Emerging Markets Local Income Fund

October 31, 2020

Management and Organization — continued

Name and Year of Birth	Trust/Portfolio Position(s)	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees (continued)

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly, Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.

(2)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

59

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each entity listed below has adopted a privacy policy and procedures (“Privacy Program”) Eaton Vance believes is reasonably designed to protect your personal information and to govern when and with whom Eaton Vance may share your personal information.

•

At the time of opening an account, Eaton Vance generally requires you to provide us with certain information such as name, address, social security number, tax status, account numbers, and account balances. This information is necessary for us to both open an account for you and to allow us to satisfy legal requirements such as applicable anti-money laundering reviews and know-your-customer requirements.

•

On an ongoing basis, in the normal course of servicing your account, Eaton Vance may share your information with unaffiliated third parties that perform various services for Eaton Vance and/or your account. These third parties include transfer agents, custodians, broker/dealers and our professional advisers, including auditors, accountants, and legal counsel. Eaton Vance may additionally share your personal information with our affiliates.

•	We believe our Privacy Program is reasonably designed to protect the confidentiality of your personal information and to prevent unauthorized access to that information.

•

We reserve the right to change our Privacy Program at any time upon proper notification to you. You may want to review our Privacy Program periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of protecting your personal information applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, and Calvert Funds. This Privacy Notice supersedes all previously issued privacy disclosures. For more information about our Privacy Program or about how your personal information may be used, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

60

Investment Adviser of Emerging Markets Local Income Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Investment Adviser and Administrator of Eaton Vance Emerging Markets Local Income Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*

FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

3040    10.31.20

Eaton Vance

Floating-Rate Fund

Annual Report

October 31, 2020

Important Note. Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (eatonvance.com/funddocuments), and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you are a direct investor, you may elect to receive shareholder reports and other communications from the Fund electronically by signing up for e-Delivery at eatonvance.com/edelivery. If you own your shares through a financial intermediary (such as a broker-dealer or bank), you must contact your financial intermediary to sign up.

You may elect to receive all future Fund shareholder reports in paper free of charge. If you are a direct investor, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-262-1122. If you own these shares through a financial intermediary, you must contact your financial intermediary or follow instructions included with this disclosure, if applicable, to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Eaton Vance funds held directly or to all funds held through your financial intermediary, as applicable.

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The investment adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator. The adviser is also registered as a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2020

Eaton Vance

Floating-Rate Fund

Eaton Vance

Floating-Rate Fund

October 31, 2020

Management’s Discussion of Fund Performance1

Economic and Market Conditions

The 12-month period ended October 31, 2020, was dominated by the outbreak of the novel coronavirus in China, which turned into a global pandemic that ended the longest-ever U.S. economic expansion and led to a dramatic decline in economic activity across the globe.

The first two months of the period, however, were relatively benign, with senior loan prices staying above $95 and appreciating in November and December.

The first signs of trouble appeared in late January 2020, as coronavirus headlines rattled investor nerves across capital markets. Loan prices, however, continued to remain firm through January, and retail fund flows turned positive for the first time in 16 months. But in the last week of February, as investors digested the potential economic effects of the spreading pandemic in the U.S., a global sell-off unfolded across both equity and credit markets at large, including the market for senior loans.

March proved to be the worst month of the period for the loan asset class, and was the second-worst month in the loan market’s history. The S&P/LSTA Leveraged Loan Index (the Index), a broad measure of the asset class, returned –12.37% against the backdrop of a global slide in capital markets amid investors’ flight to safety. As investors withdrew $14.7 billion from retail loan funds during the month, the average price of loans in the Index bottomed at $76.23 on March 23.

Beginning in the last week of March, however, credit markets, including senior loans, turned a corner as central banks around the world stepped in to shore up capital markets. The U.S. Federal Reserve cut its benchmark federal funds rate to 0.00%-0.25% and announced a spectrum of support measures to help credit markets worldwide. In response, the loan market began a rally that continued through the end of the period, with the Index returning 9.70% for the quarter ended June 30, 2020, and 4.14% for the quarter ended September 30, 2020.

Technical factors were also a tailwind for loans as demand outpaced supply for most of the period. Contributing factors included seven months of easing retail fund redemptions from April through October 2020, and an increase in institutional demand for structured loan products. By period-end, the average price of loans had risen to $93.17 — a dramatic increase from its March low, but still shy of its $96.72 level at the start of 2020.

For the period as a whole, BBB rated loans in the Index returned 0.28%; BB rated loans in the Index returned –0.60%; B rated loans in the Index returned 3.13%; CCC rated loans in the Index returned –1.41%; D rated (defaulted) loans in the Index returned –47.77%; and the Index overall returned 1.72%. Issuer fundamentals deteriorated in response to the global economic slowdown, with the trailing 12-month default rate rising from 1.43% at the beginning of the period to 4.11% at period-end — approximately one percentage point above the long-term average.

Fund Performance

For the 12-month period ended October 31, 2020, Eaton Vance Floating-Rate Fund (the Fund) returned 0.79% for Class A shares at net asset value (NAV), underperforming its benchmark, the Index, which returned 1.72%.

The Index is unmanaged and returns do not reflect any applicable sales charges, commissions, or expenses.

The Fund has historically tended to maintain underweight exposures, relative to the Index, to lower credit segments of the market, namely the CCC and D (defaulted) rating tiers within the Index. This strategy may help the Fund experience limited credit losses over the long run, but it may detract from relative performance versus the Index in times when lower quality loans perform well. This underweight to lower quality loans, which tend to have higher coupon yields, may also result in a lower average coupon yield for the Fund relative to the Index.

During the period, the Fund’s overweight position in higher quality BB rated loans, which generally underperformed the Index, detracted from Fund performance versus the Index.

On an industry basis, the Fund’s overweight exposure to the leisure goods/activities/movies industry, which experienced a drastic decline in business as a result of the global pandemic, also detracted from Fund performance relative to the Index during the period. An underweight position in the health care industry, which experienced increased demand during the pandemic, detracted from relative results as well. Security selections in the oil & gas and the financial intermediaries industries also hurt relative performance.

In contrast, an overweight position in the drugs industry — which benefited from the search for COVID-19 vaccines and treatments — and an underweight position in the air transport industry — where demand nearly disappeared in the initial surge of the pandemic — contributed to Fund performance versus the Index during the period. Security selections across the business equipment & services, food/drug retailers, and leisure goods/activities/movies industries helped relative performance as well.

In addition, the Fund’s cash position benefited relative performance when loan prices declined in the first quarter of 2020 and was an overall contributor to Fund performance versus the Index during the period.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Floating-Rate Fund

October 31, 2020

Performance2,3

Portfolio Managers Craig P. Russ and Andrew N. Sveen, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years

Advisers Class at NAV	02/07/2001	02/07/2001	0.70%	3.60%	3.51%
Class A at NAV	05/05/2003	02/07/2001	0.79	3.62	3.52
Class A with 2.25% Maximum Sales Charge	—	—	–1.50	3.14	3.29
Class C at NAV	02/01/2001	02/01/2001	0.06	2.85	2.75
Class C with 1% Maximum Sales Charge	—	—	–0.91	2.85	2.75
Class I at NAV	01/30/2001	01/30/2001	0.95	3.86	3.78
Class R6 at NAV	12/01/2016	01/30/2001	1.01	3.93	3.81

S&P/LSTA Leveraged Loan Index	—	—	1.72%	4.09%	4.11%

% Total Annual Operating Expense Ratios[4]	Advisers Class	Class A	Class C	Class I	Class R6

	1.03%	1.02%	1.78%	0.77%	0.72%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment[3]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge

Advisers Class	$10,000	10/31/2010	$14,125	N.A.
Class C	$10,000	10/31/2010	$13,123	N.A.
Class I	$250,000	10/31/2010	$362,397	N.A.
Class R6	$1,000,000	10/31/2010	$1,454,142	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Floating-Rate Fund

October 31, 2020

Fund Profile5

Top 10 Issuers (% of total investments)6

Virgin Media SFA Finance Limited	1.4%

TransDigm, Inc.	1.2

Ziggo B.V.	1.2

Hyland Software, Inc.	1.1

Informatica, LLC	1.0

Asurion, LLC	1.0

CenturyLink, Inc.	1.0

Ultimate Software Group, Inc. (The)	0.9

Serta Simmons Bedding, LLC	0.9

JBS USA Lux S.A.	0.9

Total	10.6%

Credit Quality (% of bonds, loans and asset-backed securities)7

Top 10 Sectors (% of total investments)6

Electronics/Electrical	16.0%

Business Equipment and Services	7.0

Health Care	6.8

Telecommunications	4.9

Drugs	4.5

Cable and Satellite Television	4.5

Asset-Backed Securities	4.3

Leisure Goods/Activities/Movies	4.3

Industrial Equipment	3.7

Food Products	3.4

Total	59.4%

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Floating-Rate Fund

October 31, 2020

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

S&P/LSTA Leveraged Loan Index is an unmanaged index of the institutional leveraged loan market. S&P/LSTA Leveraged Loan indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® is a registered trademark of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); LSTA is a trademark of Loan Syndications and Trading Association, Inc. S&P DJI, Dow Jones, their respective affiliates and their third party licensors do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class R6 is linked to Class I. Performance presented in the Financial Highlights included in the financial statements is not linked.

[4]	Source: Fund prospectus. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]	Fund invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund. References to investments are to the Portfolio’s holdings.

[6]	Excludes cash and cash equivalents.
[7]

Credit ratings are categorized using S&P Global Ratings (“S&P”). Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P are considered to be investment- grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. Holdings designated as “Not Rated” (if any) are not rated by S&P.

Fund profile subject to change due to active management.

5

Eaton Vance

Floating-Rate Fund

October 31, 2020

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2020 – October 31, 2020).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/20)	Ending Account Value (10/31/20)	Expenses Paid During Period* (5/1/20 – 10/31/20)	Annualized Expense Ratio

Actual
Advisers Class	$1,000.00	$1,083.60	$5.55	1.06%
Class A	$1,000.00	$1,085.00	$5.50	1.05%
Class C	$1,000.00	$1,080.90	$9.42	1.80%
Class I	$1,000.00	$1,086.10	$4.25	0.81%
Class R6	$1,000.00	$1,086.40	$3.93	0.75%

Hypothetical
(5% return per year before expenses)
Advisers Class	$1,000.00	$1,019.80	$5.38	1.06%
Class A	$1,000.00	$1,019.90	$5.33	1.05%
Class C	$1,000.00	$1,016.10	$9.12	1.80%
Class I	$1,000.00	$1,021.10	$4.12	0.81%
Class R6	$1,000.00	$1,021.40	$3.81	0.75%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2020. The Example reflects the expenses of both the Fund and the Portfolio.

6

Eaton Vance

Floating-Rate Fund

October 31, 2020

Statement of Assets and Liabilities

Assets	October 31, 2020

Investment in Eaton Vance Floating Rate Portfolio, at value (identified cost, $5,146,026,811)	$4,909,311,198

Receivable for Fund shares sold	6,829,223

Total assets	$4,916,140,421

Liabilities

Payable for Fund shares redeemed	$16,546,356

Distributions payable	3,182,274

Payable to affiliates:

Administration fee	629,722

Distribution and service fees	324,673

Trustees’ fees	42

Accrued expenses	864,442

Total liabilities	$21,547,509

Net Assets	$4,894,592,912

Sources of Net Assets

Paid-in capital	$5,712,104,063

Accumulated loss	(817,511,151)

Total	$4,894,592,912

Advisers Class Shares

Net Assets	$94,411,145

Shares Outstanding	11,141,271

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$8.47

Class A Shares

Net Assets	$658,206,148

Shares Outstanding	75,065,335

Net Asset Value and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$8.77

Maximum Offering Price Per Share

(100 ÷ 97.75 of net asset value per share)	$8.97

Class C Shares

Net Assets	$189,137,668

Shares Outstanding	22,342,144

Net Asset Value and Offering Price Per Share*

(net assets ÷ shares of beneficial interest outstanding)	$8.47

Class I Shares

Net Assets	$3,565,897,601

Shares Outstanding	420,497,982

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$8.48

Class R6 Shares

Net Assets	$386,940,350

Shares Outstanding	45,588,460

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$8.49

On sales of $100,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

7	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Fund

October 31, 2020

Statement of Operations

Investment Income	Year Ended October 31, 2020

Interest and other income allocated from Portfolio	$264,264,124

Dividends allocated from Portfolio	4,482,750

Expenses allocated from Portfolio	(33,491,114)

Total investment income from Portfolio	$235,255,760

Expenses

Administration fee	$8,456,211

Distribution and service fees

Advisers Class	599,286

Class A	1,728,313

Class C	2,566,263

Trustees’ fees and expenses	500

Custodian fee	64,503

Transfer and dividend disbursing agent fees	3,249,562

Legal and accounting services	127,652

Printing and postage	318,783

Registration fees	248,223

Miscellaneous	55,644

Total expenses	$17,414,940

Net investment income	$217,840,820

Realized and Unrealized Gain (Loss) from Portfolio

Net realized gain (loss) —

Investment transactions	$(267,132,584)

Foreign currency transactions	(2,497,929)

Forward foreign currency exchange contracts	(14,613,850)

Net realized loss	$(284,244,363)

Change in unrealized appreciation (depreciation) —

Investments	$26,031,354

Foreign currency	472,521

Forward foreign currency exchange contracts	8,258,141

Net change in unrealized appreciation (depreciation)	$34,762,016

Net realized and unrealized loss	$(249,482,347)

Net decrease in net assets from operations	$(31,641,527)

8	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Fund

October 31, 2020

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2020	2019

From operations —

Net investment income	$217,840,820	$391,105,152

Net realized loss	(284,244,363)	(83,595,808)

Net change in unrealized appreciation (depreciation)	34,762,016	(216,312,616)

Net increase (decrease) in net assets from operations	$(31,641,527)	$91,196,728

Distributions to shareholders —

Advisers Class	$(9,640,250)	$(21,480,589)

Class A	(26,688,903)	(40,797,654)

Class B	—	(40,822)

Class C	(8,126,218)	(16,656,167)

Class I	(168,494,523)	(296,157,293)

Class R6	(16,155,737)	(17,209,834)

Total distributions to shareholders	$(229,105,631)	$(392,342,359)

Transactions in shares of beneficial interest —

Proceeds from sale of shares

Advisers Class	$71,619,058	$55,841,920

Class A	153,050,587	168,643,321

Class C	23,464,055	42,526,455

Class I	1,445,830,170	1,898,867,963

Class R6	233,864,790	260,986,296

Net asset value of shares issued to shareholders in payment of distributions declared

Advisers Class	9,531,611	21,031,664

Class A	22,750,821	35,786,939

Class B	—	39,557

Class C	6,600,031	13,784,539

Class I	128,680,351	213,266,427

Class R6	12,483,647	16,974,140

Cost of shares redeemed

Advisers Class	(334,055,318)	(251,348,187)

Class A	(300,856,089)	(495,835,764)

Class B	—	(422,197)

Class C	(135,626,037)	(173,445,065)

Class I	(2,799,840,562)	(4,350,126,232)

Class R6	(248,703,122)	(120,521,093)

Net asset value of shares converted(1)

Class A	20,886,699	125,221,579

Class B	—	(1,803,002)

Class C	(20,886,699)	(123,418,577)

Net decrease in net assets from Fund share transactions	$(1,711,206,007)	$(2,663,949,317)

Other capital —

Portfolio transaction fee contributed to Portfolio	$—	$(5,980,480)

Portfolio transaction fee allocated from Portfolio	—	6,310,445

Net increase in net assets from other capital	$—	$329,965

Net decrease in net assets	$(1,971,953,165)	$(2,964,764,983)

Net Assets

At beginning of year	$6,866,546,077	$9,831,311,060

At end of year	$4,894,592,912	$6,866,546,077

(1)	Includes the conversion of Class B to Class A shares at the close of business on October 15, 2019 upon the termination of Class B.

9	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Fund

October 31, 2020

Financial Highlights

	Advisers Class

	Year Ended October 31,
	2020	2019	2018	2017	2016

Net asset value — Beginning of year	$8.740	$9.050	$9.010	$8.870	$8.670

Income (Loss) From Operations

Net investment income(1)	$0.321	$0.411	$0.357	$0.323	$0.352

Net realized and unrealized gain (loss)	(0.267)	(0.310)	0.036	0.140	0.200

Total income from operations	$0.054	$0.101	$0.393	$0.463	$0.552

Less Distributions

From net investment income	$(0.324)	$(0.411)	$(0.353)	$(0.323)	$(0.345)

Tax return of capital	—	—	—	—	(0.007)

Total distributions	$(0.324)	$(0.411)	$(0.353)	$(0.323)	$(0.352)

Net asset value — End of year	$8.470	$8.740	$9.050	$9.010	$8.870

Total Return(2)	0.70%	1.16%	4.44%	5.30%	6.57%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$94,411	$364,983	$556,125	$314,611	$338,079

Ratios (as a percentage of average daily net assets):(3)

Expenses	1.08%	1.03%	1.02%	1.04%	1.07%

Net investment income	3.78%	4.63%	3.95%	3.60%	4.10%

Portfolio Turnover of the Portfolio	28%	16%	30%	42%	27%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

10	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Fund

October 31, 2020

Financial Highlights — continued

	Class A

	Year Ended October 31,
	2020	2019	2018	2017	2016

Net asset value — Beginning of year	$9.050	$9.360	$9.310	$9.170	$8.970

Income (Loss) From Operations

Net investment income(1)	$0.322	$0.425	$0.365	$0.334	$0.364

Net realized and unrealized gain (loss)	(0.268)	(0.310)	0.050	0.141	0.200

Total income from operations	$0.054	$0.115	$0.415	$0.475	$0.564

Less Distributions

From net investment income	$(0.334)	$(0.425)	$(0.365)	$(0.335)	$(0.357)

Tax return of capital	—	—	—	—	(0.007)

Total distributions	$(0.334)	$(0.425)	$(0.365)	$(0.335)	$(0.364)

Net asset value — End of year	$8.770	$9.050	$9.360	$9.310	$9.170

Total Return(2)	0.79%	1.17%	4.42%	5.36%	6.50%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$658,206	$788,125	$984,812	$1,023,559	$1,067,045

Ratios (as a percentage of average daily net assets):(3)

Expenses	1.07%	1.02%	1.02%	1.04%	1.07%

Net investment income	3.68%	4.63%	3.90%	3.60%	4.11%

Portfolio Turnover of the Portfolio	28%	16%	30%	42%	27%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

11	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Fund

October 31, 2020

Financial Highlights — continued

	Class C

	Year Ended October 31,
	2020	2019	2018	2017	2016

Net asset value — Beginning of year	$8.730	$9.040	$8.990	$8.860	$8.660

Income (Loss) From Operations

Net investment income(1)	$0.251	$0.343	$0.285	$0.256	$0.287

Net realized and unrealized gain (loss)	(0.251)	(0.308)	0.050	0.130	0.200

Total income from operations	$—	$0.035	$0.335	$0.386	$0.487

Less Distributions

From net investment income	$(0.260)	$(0.345)	$(0.285)	$(0.256)	$(0.281)

Tax return of capital	—	—	—	—	(0.006)

Total distributions	$(0.260)	$(0.345)	$(0.285)	$(0.256)	$(0.287)

Net asset value — End of year	$8.470	$8.730	$9.040	$8.990	$8.860

Total Return(2)	0.06%	0.40%	3.66%	4.51%	5.78%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$189,138	$328,577	$585,693	$624,015	$691,050

Ratios (as a percentage of average daily net assets):(3)

Expenses	1.82%	1.78%	1.77%	1.79%	1.82%

Net investment income	2.97%	3.86%	3.15%	2.85%	3.36%

Portfolio Turnover of the Portfolio	28%	16%	30%	42%	27%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

12	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Fund

October 31, 2020

Financial Highlights — continued

	Class I

	Year Ended October 31,
	2020	2019	2018	2017	2016

Net asset value — Beginning of year	$8.750	$9.060	$9.010	$8.880	$8.680

Income (Loss) From Operations

Net investment income(1)	$0.335	$0.433	$0.377	$0.346	$0.374

Net realized and unrealized gain (loss)	(0.260)	(0.309)	0.049	0.130	0.199

Total income from operations	$0.075	$0.124	$0.426	$0.476	$0.573

Less Distributions

From net investment income	$(0.345)	$(0.434)	$(0.376)	$(0.346)	$(0.365)

Tax return of capital	—	—	—	—	(0.008)

Total distributions	$(0.345)	$(0.434)	$(0.376)	$(0.346)	$(0.373)

Net asset value — End of year	$8.480	$8.750	$9.060	$9.010	$8.880

Total Return(2)	0.95%	1.41%	4.81%	5.56%	6.72%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$3,565,898	$4,985,629	$7,450,507	$6,123,148	$4,961,131

Ratios (as a percentage of average daily net assets):(3)

Expenses	0.82%	0.77%	0.77%	0.79%	0.82%

Net investment income	3.95%	4.88%	4.17%	3.85%	4.36%

Portfolio Turnover of the Portfolio	28%	16%	30%	42%	27%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

13	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Fund

October 31, 2020

Financial Highlights — continued

	Class R6

	Year Ended October 31,			Period Ended October 31, 2017(1)
	2020	2019	2018

Net asset value — Beginning of period	$8.760	$9.060	$9.020	$8.870

Income (Loss) From Operations

Net investment income	$0.335 (2)	$0.437 (2)	$0.382 (2)	$0.323

Net realized and unrealized gain (loss)	(0.254)	(0.299)	0.039	0.150

Total income from operations	$0.081	$0.138	$0.421	$0.473

Less Distributions

From net investment income	$(0.351)	$(0.438)	$(0.381)	$(0.323)

Total distributions	$(0.351)	$(0.438)	$(0.381)	$(0.323)

Net asset value — End of period	$8.490	$8.760	$9.060	$9.020

Total Return(3)	1.01%	1.57%	4.75%	5.39	%(4)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$386,940	$399,233	$251,945	$162,093

Ratios (as a percentage of average daily net assets):(5)

Expenses	0.76%	0.72%	0.72%	0.73	% (6)

Net investment income	3.97%	4.92%	4.22%	3.87	%(6)

Portfolio Turnover of the Portfolio	28%	16%	30%	42	%(7)

(1)	For the period from the commencement of operations, December 1, 2016, to October 31, 2017.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Not annualized.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)	Annualized.

(7)	For the Portfolio’s year ended October 31, 2017.

14	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Fund

October 31, 2020

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Floating-Rate Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers five classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Effective January 25, 2019, Class C shares generally automatically convert to Class A shares ten years after their purchase and, effective November 5, 2020, automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Advisers Class, Class I and Class R6 shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Sub-accounting, recordkeeping and similar administrative fees payable to financial intermediaries, which are a component of transfer and dividend disbursing agent fees on the Statement of Operations, are not allocated to Class R6 shares. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Eaton Vance Floating Rate Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (86.9% at October 31, 2020). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of October 31, 2020, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

G  Other — Investment transactions are accounted for on a trade date basis.

2  Distributions to Shareholders and Income Tax Information

The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are generally paid monthly. Distributions of realized capital gains are made at least annually. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As

15

Eaton Vance

Floating-Rate Fund

October 31, 2020

Notes to Financial Statements — continued

required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2020 and October 31, 2019 was as follows:

	Year Ended October 31,
	2020	2019

Ordinary Income	$229,105,631	$392,342,359

During the year ended October 31, 2020, accumulated loss was increased by $820,008 and paid-in capital was increased by $820,008 due to the Fund’s use of equalization accounting. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2020, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed ordinary income	$5,869,713

Deferred capital losses	$(440,627,128)

Net unrealized depreciation	$(379,571,462)

Distributions payable	$(3,182,274)

At October 31, 2020, the Fund, for federal income tax purposes, had deferred capital losses of $440,627,128 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at October 31, 2020, $63,127,085 are short-term and $377,500,043 are long-term.

3  Transactions with Affiliates

The administration fee is earned by Eaton Vance Management (EVM), a wholly-owned subsidiary of Eaton Vance Corp., as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the year ended October 31, 2020, the administration fee amounted to $8,456,211. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM and an indirect subsidiary of Eaton Vance Corp., to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report. EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2020, EVM earned $22,947 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $10,843 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2020. EVD also received distribution and service fees from Advisers Class, Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4  Distribution Plans

The Fund has in effect distribution plans for Advisers Class shares and Class A shares (Advisers/Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Advisers/Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Advisers Class and Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2020 amounted to $599,286 for Advisers Class shares and $1,728,313 for Class A shares.

The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2020, the Fund paid or accrued to EVD $1,924,697 for Class C shares.

16

Eaton Vance

Floating-Rate Fund

October 31, 2020

Notes to Financial Statements — continued

Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to Class C shares. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2020 amounted to $641,566 for Class C shares.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class C shares made within 12 months of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. Class C shares are subject to a 1% CDSC if redeemed within 12 months of purchase. For the year ended October 31, 2020, the Fund was informed that EVD received approximately $44,000 and $36,000 of CDSCs paid by Class A and Class C shareholders, respectively.

6  Investment Transactions

For the year ended October 31, 2020, increases and decreases in the Fund’s investment in the Portfolio aggregated $198,712,424 and $2,171,753,204, respectively. During the year ended October 31, 2019, a Portfolio transaction fee was imposed by the Portfolio on the combined daily inflows or outflows of the Fund and the Portfolio’s other investors as more fully described at Note 1K of the Portfolio’s Notes to Financial Statements included herein. Such fee was allocated to the Fund based on its pro-rata interest in the Portfolio. The amount of the Portfolio transaction fee imposed on the Fund, if any, and the allocation of such fee are presented as Other capital on the Statements of Changes in Net Assets. Effective July 31, 2019, the Portfolio transaction fee was discontinued.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Advisers Class	2020	2019

Sales	8,301,582	6,301,771

Issued to shareholders electing to receive payments of distributions in Fund shares	1,123,121	2,374,726

Redemptions	(40,023,937)	(28,386,938)

Net decrease	(30,599,234)	(19,710,441)

	Year Ended October 31,
Class A	2020	2019

Sales	17,547,572	18,370,998

Issued to shareholders electing to receive payments of distributions in Fund shares	2,599,762	3,906,958

Redemptions	(34,638,201)	(54,035,711)

Converted from Class B shares	—	196,619

Converted from Class C shares	2,431,504	13,478,873

Net decrease	(12,059,363)	(18,082,263)

17

Eaton Vance

Floating-Rate Fund

October 31, 2020

Notes to Financial Statements — continued

	Year Ended October 31,
Class B	2020	2019(1)

Issued to shareholders electing to receive payments of distributions in Fund shares	—	4,471

Redemptions	—	(47,444)

Converted to Class A shares	—	(203,657)

Net decrease	—	(246,630)

	Year Ended October 31,
Class C	2020	2019

Sales	2,741,836	4,796,081

Issued to shareholders electing to receive payments of distributions in Fund shares	779,855	1,559,115

Redemptions	(16,280,075)	(19,597,226)

Converted to Class A shares	(2,518,649)	(13,933,895)

Net decrease	(15,277,033)	(27,175,925)

	Year Ended October 31,
Class I	2020	2019

Sales	173,468,948	214,012,976

Issued to shareholders electing to receive payments of distributions in Fund shares	15,193,108	24,066,495

Redemptions	(337,897,632)	(491,143,724)

Net decrease	(149,235,576)	(253,064,253)

	Year Ended October 31,
Class R6	2020	2019

Sales	28,752,771	29,431,881

Issued to shareholders electing to receive payments of distributions in Fund shares	1,473,347	1,913,389

Redemptions	(30,221,951)	(13,562,318)

Net increase	4,167	17,782,952

(1)	At the close of business on October 15, 2019, Class B shares were converted into Class A and Class B was terminated.

8  Risks and Uncertainties

Pandemic Risk

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in December 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, the economies of individual countries, individual companies, and the market in general, and may continue to do so in significant and unforeseen ways, as may other epidemics and pandemics that may arise in the future. Any such impact could adversely affect the Fund’s performance, or the performance of the securities in which the Fund invests.

18

Eaton Vance

Floating-Rate Fund

October 31, 2020

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Floating-Rate Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Eaton Vance Floating-Rate Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), as of October 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 17, 2020

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

19

Eaton Vance

Floating-Rate Fund

October 31, 2020

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2021 will show the tax status of all distributions paid to your account in calendar year 2020. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

20

Eaton Vance

Floating Rate Portfolio

October 31, 2020

Portfolio of Investments

Senior Floating-Rate Loans — 86.9%(1)
Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Aerospace and Defense — 2.2%

Aernnova Aerospace S.A.U.

Term Loan, 3.00%, (3 mo. EURIBOR + 3.00%), Maturing February 22, 2027	EUR	1,194	$1,114,678

Term Loan, 3.00%, (3 mo. EURIBOR + 3.00%), Maturing February 26, 2027	EUR	4,656	4,347,243

AI Convoy (Luxembourg) S.a.r.l.

Term Loan, 3.75%, (6 mo. EURIBOR + 3.75%), Maturing January 17, 2027	EUR	2,850	3,263,655

Term Loan, 4.50%, (USD LIBOR + 3.50%, Floor 1.00%), Maturing January 17, 2027(2)		4,204	4,139,505

Dynasty Acquisition Co., Inc.

Term Loan, 3.72%, (3 mo. USD LIBOR + 3.50%), Maturing April 6, 2026		6,830	6,136,846

Term Loan, 3.72%, (3 mo. USD LIBOR + 3.50%), Maturing April 6, 2026		12,698	11,409,867

IAP Worldwide Services, Inc.

Revolving Loan, 1.37%, Maturing July 19, 2021(3)		5,526	5,396,495

Term Loan - Second Lien, 8.00%, (3 mo. USD LIBOR + 6.50%, Floor 1.50%), Maturing July 18, 2021(4)		6,930	5,454,526

Spirit Aerosystems, Inc.

Term Loan, 6.00%, (1 mo. USD LIBOR + 5.25%, Floor 0.75%), Maturing January 30, 2025		3,025	3,028,781

TransDigm, Inc.

Term Loan, 2.40%, (1 mo. USD LIBOR + 2.25%), Maturing August 22, 2024		28,603	27,005,868

Term Loan, 2.40%, (1 mo. USD LIBOR + 2.25%), Maturing May 30, 2025		6,400	6,036,757

Term Loan, 2.40%, (1 mo. USD LIBOR + 2.25%), Maturing December 9, 2025		34,208	32,254,968

WP CPP Holdings, LLC

Term Loan, 4.75%, (3 mo. USD LIBOR + 3.75%, Floor 1.00%), Maturing April 30, 2025		14,847	13,181,726

			$122,770,915

Air Transport — 0.4%

JetBlue Airways Corporation

Term Loan, 6.25%, (3 mo. USD LIBOR + 5.25%, Floor 1.00%), Maturing June 17, 2024		3,111	$3,103,125

Mileage Plus Holdings, LLC

Term Loan, 6.25%, (3 mo. USD LIBOR + 5.25%, Floor 1.00%), Maturing June 25, 2027		5,850	5,962,888

SkyMiles IP, Ltd.

Term Loan, 4.75%, (3 mo. USD LIBOR + 3.75%, Floor 1.00%), Maturing October 20, 2027		14,625	14,602,156

			$23,668,169

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Automotive — 3.2%

Adient US, LLC

Term Loan, 4.42%, (USD LIBOR + 4.25%), Maturing May 6, 2024(2)		2,740	$2,707,771

American Axle and Manufacturing, Inc.

Term Loan, 3.00%, (1 mo. USD LIBOR + 2.25%, Floor 0.75%), Maturing April 6, 2024		19,165	18,545,663

Autokiniton US Holdings, Inc.

Term Loan, 6.52%, (1 mo. USD LIBOR + 6.38%), Maturing May 22, 2025		9,262	8,983,958

Bright Bidco B.V.

Term Loan, 4.50%, (6 mo. USD LIBOR + 3.50%, Floor 1.00%), Maturing June 30, 2024		18,014	8,549,005

Chassix, Inc.

Term Loan, 6.50%, (USD LIBOR + 5.50%, Floor 1.00%), Maturing November 15, 2023(2)		8,879	7,946,638

Clarios Global, L.P.

Term Loan, 3.65%, (1 mo. USD LIBOR + 3.50%), Maturing April 30, 2026		22,298	21,656,712

Cooper Standard Automotive, Inc.

Term Loan, 2.75%, (1 mo. USD LIBOR + 2.00%, Floor 0.75%), Maturing November 2, 2023		5,070	4,394,601

Dayco Products, LLC

Term Loan, 4.51%, (3 mo. USD LIBOR + 4.25%), Maturing May 19, 2023		10,974	6,986,479

Garrett LX III S.a.r.l.

Term Loan, 3.75%, (1 mo. EURIBOR + 3.75%), Maturing September 27, 2025	EUR	4,625	5,245,640

Garrett Motion, Inc.

DIP Loan, 4.50%, (1 mo. USD LIBOR + 3.50%, Floor 1.00%), Maturing March 15, 2021		1,157	1,162,340

Goodyear Tire & Rubber Company (The)

Term Loan - Second Lien, 2.15%, (1 mo. USD LIBOR + 2.00%), Maturing March 7, 2025		8,017	7,771,479

IAA, Inc.

Term Loan, 2.44%, (1 mo. USD LIBOR + 2.25%), Maturing June 28, 2026		6,071	5,919,286

Les Schwab Tire Centers

Term Loan, Maturing October 28, 2027(5)		18,475	18,336,437

Tenneco, Inc.

Term Loan, 3.15%, (1 mo. USD LIBOR + 3.00%), Maturing October 1, 2025		34,580	32,040,772

Thor Industries, Inc.

Term Loan, 3.94%, (1 mo. USD LIBOR + 3.75%), Maturing February 1, 2026		9,518	9,467,571

21	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2020

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Automotive (continued)

TI Group Automotive Systems, LLC

Term Loan, 4.50%, (3 mo. EURIBOR + 3.75%, Floor 0.75%), Maturing December 16, 2024	EUR	7,644	$8,857,855

Term Loan, 4.50%, (3 mo. USD LIBOR + 3.75%, Floor 0.75%), Maturing December 16, 2024		10,682	10,654,870

Visteon Corporation

Term Loan, 1.91%, (USD LIBOR + 1.75%), Maturing March 25, 2024(2)		2,217	2,175,076

			$181,402,153

Brokerage / Securities Dealers / Investment Houses — 0.5%

Advisor Group, Inc.

Term Loan, 5.15%, (1 mo. USD LIBOR + 5.00%), Maturing July 31, 2026		11,119	$10,744,200

Clipper Acquisitions Corp.

Term Loan, 1.89%, (1 mo. USD LIBOR + 1.75%), Maturing December 27, 2024		12,934	12,675,565

OZ Management L.P.

Term Loan, 4.94%, (1 mo. USD LIBOR + 4.75%), Maturing April 10, 2023		257	256,700

Resolute Investment Managers, Inc.

Term Loan - Second Lien, 8.50%, (3 mo. USD LIBOR + 7.50%, Floor 1.00%), Maturing April 30, 2023		3,800	3,676,500

			$27,352,965

Building and Development — 2.7%

ACProducts, Inc.

Term Loan, 7.50%, (6 mo. USD LIBOR + 6.50%, Floor 1.00%), Maturing August 18, 2025		3,678	$3,718,095

Advanced Drainage Systems, Inc.

Term Loan, 2.44%, (1 mo. USD LIBOR + 2.25%), Maturing July 31, 2026		2,347	2,332,358

American Builders & Contractors Supply Co., Inc.

Term Loan, 2.15%, (1 mo. USD LIBOR + 2.00%), Maturing January 15, 2027		21,904	21,297,980

American Residential Services, LLC

Term Loan, 4.25%, (3 mo. USD LIBOR + 3.50%, Floor 0.75%), Maturing October 15, 2027		4,150	4,108,500

APi Group DE, Inc.

Term Loan, 2.65%, (1 mo. USD LIBOR + 2.50%), Maturing October 1, 2026		13,697	13,435,417

Term Loan, Maturing October 1, 2026(5)		2,150	2,105,656

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Building and Development (continued)

Core & Main L.P.

Term Loan, 3.75%, (3 mo. USD LIBOR + 2.75%, Floor 1.00%), Maturing August 1, 2024		1,326	$1,292,625

CPG International, Inc.

Term Loan, 4.75%, (12 mo. USD LIBOR + 3.75%, Floor 1.00%), Maturing May 5, 2024		6,764	6,766,395

Cushman & Wakefield U.S. Borrower, LLC

Term Loan, 2.90%, (1 mo. USD LIBOR + 2.75%), Maturing August 21, 2025		28,775	27,612,458

LSF11 Skyscraper Holdco S.a.r.l.

Term Loan, Maturing August 7, 2027(5)		5,400	5,379,750

Term Loan, Maturing September 29, 2027(5)	EUR	11,350	13,130,649

Quikrete Holdings, Inc.

Term Loan, 2.65%, (1 mo. USD LIBOR + 2.50%), Maturing February 1, 2027		3,606	3,541,766

RE/MAX International, Inc.

Term Loan, 3.50%, (3 mo. USD LIBOR + 2.75%, Floor 0.75%), Maturing December 15, 2023		17,532	17,443,917

Realogy Group, LLC

Term Loan, 3.00%, (1 mo. USD LIBOR + 2.25%, Floor 0.75%), Maturing February 8, 2025		5,421	5,214,595

Werner FinCo L.P.

Term Loan, 5.00%, (1 mo. USD LIBOR + 4.00%, Floor 1.00%), Maturing July 24, 2024		4,716	4,562,869

White Cap Buyer, LLC

Term Loan, 4.50%, (6 mo. USD LIBOR + 4.00%, Floor 0.50%), Maturing October 19, 2027		15,450	15,244,005

WireCo WorldGroup, Inc.

Term Loan, 6.00%, (6 mo. USD LIBOR + 5.00%, Floor 1.00%), Maturing September 30, 2023		6,773	5,951,432

			$153,138,467

Business Equipment and Services — 6.4%

Adevinta ASA

Term Loan, Maturing October 23, 2027(5)		2,175	$2,166,844

Term Loan, Maturing October 23, 2027(5)	EUR	8,075	9,398,672

Adtalem Global Education, Inc.

Term Loan, 3.15%, (1 mo. USD LIBOR + 3.00%), Maturing April 11, 2025		4,448	4,408,708

22	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2020

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Business Equipment and Services (continued)

Airbnb, Inc.

Term Loan, 8.50%, (3 mo. USD LIBOR + 7.50%, Floor 1.00%), Maturing April 17, 2025		6,434	$6,857,436

AlixPartners, LLP

Term Loan, 2.65%, (1 mo. USD LIBOR + 2.50%), Maturing April 4, 2024		1,330	1,290,630

Term Loan, 3.25%, (3 mo. EURIBOR + 3.25%), Maturing April 4, 2024	EUR	8,796	10,136,784

Allied Universal Holdco, LLC

Term Loan, 4.40%, (1 mo. USD LIBOR + 4.25%), Maturing July 10, 2026		6,131	6,013,310

Amentum Government Services Holdings, LLC

Term Loan, 3.65%, (1 mo. USD LIBOR + 3.50%), Maturing February 1, 2027		9,551	9,192,898

AppLovin Corporation

Term Loan, 3.65%, (1 mo. USD LIBOR + 3.50%), Maturing August 15, 2025		26,826	26,340,038

Term Loan, 4.15%, (1 mo. USD LIBOR + 4.00%), Maturing August 15, 2025		5,348	5,297,986

ASGN Incorporated

Term Loan, 1.90%, (1 mo. USD LIBOR + 1.75%), Maturing April 2, 2025		575	569,178

Asplundh Tree Expert, LLC

Term Loan, 2.64%, (1 mo. USD LIBOR + 2.50%), Maturing September 7, 2027		8,450	8,442,961

Belfor Holdings, Inc.

Term Loan, 4.15%, (1 mo. USD LIBOR + 4.00%), Maturing April 6, 2026		2,165	2,159,969

BidFair MergeRight, Inc.

Term Loan, 6.50%, (1 mo. USD LIBOR + 5.50%, Floor 1.00%), Maturing January 15, 2027		5,862	5,832,226

Bracket Intermediate Holding Corp.

Term Loan, 4.48%, (3 mo. USD LIBOR + 4.25%), Maturing September 5, 2025		9,002	8,788,260

Brand Energy & Infrastructure Services, Inc.

Term Loan, 5.25%, (3 mo. USD LIBOR + 4.25%, Floor 1.00%), Maturing June 21, 2024		8,068	7,534,398

Camelot U.S. Acquisition 1 Co.

Term Loan, 4.00%, (1 mo. USD LIBOR + 3.00%, Floor 1.00%), Maturing October 30, 2026		8,175	8,067,703

Ceridian HCM Holding, Inc.

Term Loan, 2.60%, (1 week USD LIBOR + 2.50%), Maturing April 30, 2025		10,216	9,901,444

CM Acquisition Co.

Term Loan, 11.00%, (3 mo. USD LIBOR + 10.00%, Floor 1.00%), Maturing July 26, 2023		4,717	4,657,895

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Business Equipment and Services (continued)

Deerfield Dakota Holding, LLC

Term Loan, 4.75%, (1 mo. USD LIBOR + 3.75%, Floor 1.00%), Maturing April 9, 2027		2,319	$2,289,328

EAB Global, Inc.

Term Loan, 4.75%, (USD LIBOR + 3.75%, Floor 1.00%), Maturing November 15, 2024(2)		3,750	3,660,570

EIG Investors Corp.

Term Loan, 4.75%, (3 mo. USD LIBOR + 3.75%, Floor 1.00%), Maturing February 9, 2023		17,845	17,732,988

Garda World Security Corporation

Term Loan, 4.90%, (1 mo. USD LIBOR + 4.75%), Maturing October 30, 2026		7,695	7,686,475

Greeneden U.S. Holdings II, LLC

Term Loan, Maturing October 8, 2027(5)	EUR	1,250	1,451,627

Term Loan, Maturing October 8, 2027(5)		6,000	5,940,000

IG Investment Holdings, LLC

Term Loan, 5.00%, (3 mo. USD LIBOR + 4.00%, Floor 1.00%), Maturing May 23, 2025		23,534	23,162,434

Illuminate Buyer, LLC

Term Loan, 4.15%, (1 mo. USD LIBOR + 4.00%), Maturing June 16, 2027		6,175	6,084,691

Intrado Corp.

Term Loan, 4.50%, (1 mo. USD LIBOR + 3.50%, Floor 1.00%), Maturing October 10, 2024		3,861	3,579,583

Term Loan, 5.00%, (USD LIBOR + 4.00%, Floor 1.00%), Maturing October 10, 2024(2)		4,947	4,614,364

IRI Holdings, Inc.

Term Loan, 4.40%, (1 mo. USD LIBOR + 4.25%), Maturing December 1, 2025		20,946	20,622,982

Term Loan, 5.15%, (1 mo. USD LIBOR + 5.00%), Maturing December 1, 2025		6,300	6,341,580

Iron Mountain, Inc.

Term Loan, 1.90%, (1 mo. USD LIBOR + 1.75%), Maturing January 2, 2026		8,881	8,570,402

KAR Auction Services, Inc.

Term Loan, 2.44%, (1 mo. USD LIBOR + 2.25%), Maturing September 19, 2026		3,335	3,222,489

KUEHG Corp.

Term Loan, 4.75%, (3 mo. USD LIBOR + 3.75%, Floor 1.00%), Maturing February 21, 2025		20,110	18,466,293

Term Loan - Second Lien, 9.25%, (3 mo. USD LIBOR + 8.25%, Floor 1.00%), Maturing August 22, 2025		4,425	3,974,203

23	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2020

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Business Equipment and Services (continued)

LGC Group Holdings, Ltd.

Term Loan, 3.25%, (1 mo. EURIBOR + 3.25%), Maturing April 21, 2027	EUR	2,275	$2,588,072

Loire Finco Luxembourg S.a.r.l.

Term Loan, 3.65%, (1 mo. USD LIBOR + 3.50%), Maturing April 21, 2027		3,067	2,963,791

Monitronics International, Inc.

Term Loan, 7.75%, (1 mo. USD LIBOR + 6.50%, Floor 1.25%), Maturing March 29, 2024		17,189	13,665,632

PGX Holdings, Inc.

Term Loan, 10.50%, (12 mo. USD LIBOR + 9.50%, Floor 1.00%), 6.25% cash, 4.25% PIK, Maturing September 29, 2023		8,666	7,387,984

Prime Security Services Borrower, LLC

Term Loan, 4.25%, (USD LIBOR + 3.25%, Floor 1.00%), Maturing September 23, 2026(2)		995	983,091

Rockwood Service Corporation

Term Loan, 4.40%, (1 mo. USD LIBOR + 4.25%), Maturing January 23, 2027		4,279	4,249,085

Speedster Bidco GmbH

Term Loan, 3.25%, (6 mo. EURIBOR + 3.25%), Maturing March 31, 2027	EUR	2,975	3,316,712

Spin Holdco, Inc.

Term Loan, 4.25%, (3 mo. USD LIBOR + 3.25%, Floor 1.00%), Maturing November 14, 2022		31,108	30,369,083

TruGreen Limited Partnership

Term Loan, Maturing October 29, 2027(5)		4,100	4,059,000

Vestcom Parent Holdings, Inc.

Term Loan, 4.14%, (1 mo. USD LIBOR + 4.00%), Maturing December 19, 2023		1,881	1,836,574

WASH Multifamily Laundry Systems, LLC

Term Loan, 4.25%, (1 mo. USD LIBOR + 3.25%, Floor 1.00%), Maturing May 14, 2022		1,508	1,483,256

Zephyr Bidco Limited

Term Loan, 3.25%, (1 mo. EURIBOR + 3.25%), Maturing July 23, 2025	EUR	4,975	5,575,046

Term Loan, 4.30%, (1 mo. GBP LIBOR + 4.25%), Maturing July 23, 2025	GBP	8,675	10,813,510

			$363,748,185

Cable and Satellite Television — 4.4%

Altice France S.A.

Term Loan, 3.84%, (1 mo. USD LIBOR + 3.69%), Maturing January 31, 2026		4,496	$4,359,444

Term Loan, 4.24%, (3 mo. USD LIBOR + 4.00%), Maturing August 14, 2026		6,438	6,266,005

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Cable and Satellite Television (continued)

Charter Communications Operating, LLC

Term Loan, 1.90%, (1 mo. USD LIBOR + 1.75%), Maturing February 1, 2027		6,756	$6,593,500

CSC Holdings, LLC

Term Loan, 2.40%, (1 mo. USD LIBOR + 2.25%), Maturing July 17, 2025		25,799	24,967,260

Term Loan, 2.40%, (1 mo. USD LIBOR + 2.25%), Maturing January 15, 2026		4	4,078

Term Loan, 2.65%, (1 mo. USD LIBOR + 2.50%), Maturing April 15, 2027		8,366	8,116,347

Numericable Group S.A.

Term Loan, 2.90%, (1 mo. USD LIBOR + 2.75%), Maturing July 31, 2025		21,077	20,180,929

Term Loan, 3.00%, (3 mo. EURIBOR + 3.00%), Maturing July 31, 2025	EUR	7,172	7,966,530

Telenet Financing USD, LLC

Term Loan, 2.15%, (1 mo. USD LIBOR + 2.00%), Maturing April 30, 2028		32,325	31,269,395

Telenet International Finance S.a.r.l.

Term Loan, 2.25%, (6 mo. EURIBOR + 2.25%), Maturing April 30, 2029	EUR	5,000	5,725,891

UPC Broadband Holding B.V.

Term Loan, 2.40%, (1 mo. USD LIBOR + 2.25%), Maturing April 30, 2028		7,475	7,197,805

Term Loan, 2.50%, (6 mo. EURIBOR + 2.50%), Maturing April 30, 2029	EUR	2,350	2,673,978

Term Loan, Maturing January 31, 2029(5)	EUR	6,000	6,912,200

Term Loan, Maturing January 31, 2029(5)	EUR	6,000	6,912,201

Term Loan, Maturing January 31, 2029(5)		13,775	13,447,844

Term Loan, Maturing January 31, 2029(5)		13,775	13,447,844

Virgin Media Bristol, LLC

Term Loan, 2.65%, (1 mo. USD LIBOR + 2.50%), Maturing January 31, 2028		39,275	38,001,272

Virgin Media SFA Finance Limited

Term Loan, 3.30%, (1 mo. GBP LIBOR + 3.25%), Maturing January 15, 2027	GBP	8,175	10,206,796

Term Loan, 3.30%, (1 mo. GBP LIBOR + 3.25%), Maturing November 15, 2027	GBP	600	749,123

Term Loan, 2.50%, (6 mo. EURIBOR + 2.50%), Maturing January 31, 2029	EUR	11,625	13,180,841

Ziggo B.V.

Term Loan, 3.00%, (6 mo. EURIBOR + 3.00%), Maturing January 31, 2029	EUR	17,350	19,756,231

			$247,935,514

24	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2020

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Chemicals and Plastics — 3.2%

Alpha 3 B.V.

Term Loan, 4.00%, (3 mo. USD LIBOR + 3.00%, Floor 1.00%), Maturing January 31, 2024		3	$2,817

Aruba Investments, Inc.

Term Loan, 5.25%, (6 mo. USD LIBOR + 4.25%, Floor 1.00%), Maturing July 7, 2025		8,275	8,264,656

Axalta Coating Systems US Holdings, Inc.

Term Loan, 1.97%, (3 mo. USD LIBOR + 1.75%), Maturing June 1, 2024		30,101	29,279,526

Caldic B.V.

Term Loan, 2.75%, (3 mo. EURIBOR + 2.75%), Maturing July 18, 2024	EUR	500	558,668

Term Loan, 2.75%, (3 mo. EURIBOR + 2.75%), Maturing July 18, 2024	EUR	2,166	2,420,584

Chemours Company (The)

Term Loan, 2.50%, (3 mo. EURIBOR + 2.00%, Floor 0.50%), Maturing April 3, 2025	EUR	2,848	3,199,733

Colouroz Investment 1 GmbH

Term Loan, 5.75%, (3 mo. EURIBOR + 5.00%, Floor 0.75%), 5.00% cash, 0.75% PIK, Maturing September 21, 2023	EUR	1,971	2,057,163

Element Solutions, Inc.

Term Loan, 2.15%, (1 mo. USD LIBOR + 2.00%), Maturing January 31, 2026		4,429	4,340,043

Emerald Performance Materials, LLC

Term Loan, 5.00%, (1 mo. USD LIBOR + 4.00%, Floor 1.00%), Maturing August 12, 2025		3,784	3,764,906

Ferro Corporation

Term Loan, 2.47%, (3 mo. USD LIBOR + 2.25%), Maturing February 14, 2024		3,738	3,687,668

Term Loan, 2.47%, (3 mo. USD LIBOR + 2.25%), Maturing February 14, 2024		3,819	3,767,835

Term Loan, 2.47%, (3 mo. USD LIBOR + 2.25%), Maturing February 14, 2024		5,287	5,216,810

Flint Group GmbH

Term Loan, 6.00%, (USD LIBOR + 4.25%, Floor 1.00%), 5.25% cash, 0.75% PIK, Maturing September 21, 2023(2)		2,687	2,418,005

Flint Group US, LLC

Term Loan, 6.00%, (USD LIBOR + 4.25%, Floor 1.00%), 5.25% cash, 0.75% PIK, Maturing September 21, 2023(2)		16,252	14,626,950

Gemini HDPE, LLC

Term Loan, 2.72%, (3 mo. USD LIBOR + 2.50%), Maturing August 7, 2024		9,132	8,955,188

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Chemicals and Plastics (continued)

Hexion, Inc.

Term Loan, 4.00%, (3 mo. EURIBOR + 4.00%), Maturing July 1, 2026	EUR	10,064	$11,501,269

INEOS Enterprises Holdings II Limited

Term Loan, 3.25%, (3 mo. EURIBOR + 3.25%), Maturing August 28, 2026	EUR	1,975	2,267,597

INEOS Enterprises Holdings US Finco, LLC

Term Loan, 4.50%, (3 mo. USD LIBOR + 3.50%, Floor 1.00%), Maturing August 28, 2026		2,136	2,104,933

INEOS Finance PLC

Term Loan, 2.50%, (1 mo. EURIBOR + 2.00%, Floor 0.50%), Maturing April 1, 2024	EUR	6,356	7,197,515

Inovyn Finance PLC

Term Loan, 2.50%, (3 mo. EURIBOR + 2.00%, Floor 0.50%), Maturing March 9, 2027	EUR	3,204	3,653,683

Kraton Polymers, LLC

Term Loan, 2.75%, (3 mo. EURIBOR + 2.00%, Floor 0.75%), Maturing March 5, 2025	EUR	618	706,758

Messer Industries GmbH

Term Loan, 2.50%, (3 mo. EURIBOR + 2.50%), Maturing March 1, 2026	EUR	4,275	4,916,643

PMHC II, Inc.

Term Loan, 4.50%, (12 mo. USD LIBOR + 3.50%, Floor 1.00%), Maturing March 31, 2025		4,095	3,746,925

PQ Corporation

Term Loan, 2.46%, (3 mo. USD LIBOR + 2.25%), Maturing February 7, 2027		17,475	17,016,340

Rohm Holding GmbH

Term Loan, 5.32%, (6 mo. USD LIBOR + 5.00%), Maturing July 31, 2026		5,175	4,677,076

Starfruit Finco B.V.

Term Loan, 3.15%, (1 mo. USD LIBOR + 3.00%), Maturing October 1, 2025		9,908	9,629,048

Tronox Finance, LLC

Term Loan, 3.18%, (USD LIBOR + 3.00%), Maturing September 23, 2024(2)		7,048	6,916,247

Univar, Inc.

Term Loan, 2.40%, (1 mo. USD LIBOR + 2.25%), Maturing July 1, 2024		12,865	12,617,297

			$179,511,883

Clothing / Textiles — 0.1%

Samsonite International S.A.

Term Loan, 1.90%, (1 mo. USD LIBOR + 1.75%), Maturing April 25, 2025		2,776	$2,597,612

			$2,597,612

25	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2020

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Conglomerates — 0.0%(6)

Penn Engineering & Manufacturing Corp.

Term Loan, 3.75%, (1 mo. USD LIBOR + 2.75%, Floor 1.00%), Maturing June 27, 2024		2,092	$2,055,121

			$2,055,121

Containers and Glass Products — 1.6%

Berry Global, Inc.

Term Loan, 2.15%, (1 mo. USD LIBOR + 2.00%), Maturing October 1, 2022		5,860	$5,809,241

Term Loan, 2.15%, (1 mo. USD LIBOR + 2.00%), Maturing January 19, 2024		7,230	7,147,580

BWAY Holding Company

Term Loan, 3.48%, (USD LIBOR + 3.25%), Maturing April 3, 2024(2)		5,714	5,360,422

Flex Acquisition Company, Inc.

Term Loan, 4.00%, (USD LIBOR + 3.00%, Floor 1.00%), Maturing December 29, 2023(2)		24,014	23,473,593

Term Loan, 3.48%, (3 mo. USD LIBOR + 3.25%), Maturing June 29, 2025		10,436	10,058,965

Libbey Glass, Inc.

DIP Loan, 12.00%, (USD LIBOR + 11.00%, Floor 1.00%), Maturing November 27, 2020(2)		2,295	2,298,982

DIP Loan, 4.00%, (USD LIBOR + 3.00%, Floor 1.00%), 2.00% cash, 2.00% PIK, Maturing November 30, 2020(2)		2,310	2,367,295

Term Loan, 0.00%, Maturing April 9, 2021(7)		8,099	1,338,804

Proampac PG Borrower, LLC

Term Loan, 5.44%, (USD LIBOR + 3.50%), Maturing November 20, 2023(2)		5,830	5,783,072

Reynolds Group Holdings, Inc.

Term Loan, 2.90%, (1 mo. USD LIBOR + 2.75%), Maturing February 5, 2023		16,141	15,869,652

Term Loan, 3.40%, (1 mo. USD LIBOR + 3.25%), Maturing February 5, 2026		10,325	10,092,688

			$89,600,294

Cosmetics / Toiletries — 0.4%

Kronos Acquisition Holdings, Inc.

Term Loan, 5.00%, (3 mo. USD LIBOR + 4.00%, Floor 1.00%), Maturing May 15, 2023		25,137	$24,958,618

			$24,958,618

Drugs — 4.5%

Aenova Holding GmbH

Term Loan, 5.00%, (6 mo. EURIBOR + 5.00%), Maturing March 6, 2025	EUR	1,825	$2,130,469

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Drugs (continued)

Akorn, Inc.

Term Loan, 8.50%, (3 mo. USD LIBOR + 7.50%, Floor 1.00%), Maturing October 1, 2025		8,288	$8,353,981

Albany Molecular Research, Inc.

Term Loan, 4.25%, (USD LIBOR + 3.25%, Floor 1.00%), Maturing August 30, 2024(2)		3,700	3,655,723

Term Loan, 4.50%, (3 mo. USD LIBOR + 3.50%, Floor 1.00%), Maturing August 30, 2024		1,775	1,752,813

Alkermes, Inc.

Term Loan, 2.40%, (1 mo. USD LIBOR + 2.25%), Maturing March 27, 2023		18,692	18,598,059

Amneal Pharmaceuticals, LLC

Term Loan, 3.69%, (1 mo. USD LIBOR + 3.50%), Maturing May 4, 2025		22,934	21,921,269

Arbor Pharmaceuticals, Inc.

Term Loan, 6.00%, (3 mo. USD LIBOR + 5.00%, Floor 1.00%), Maturing July 5, 2023		9,674	8,464,831

Bausch Health Companies, Inc.

Term Loan, 3.15%, (1 mo. USD LIBOR + 3.00%), Maturing June 2, 2025		37,415	36,602,837

Elanco Animal Health Incorporated

Term Loan, 1.90%, (1 mo. USD LIBOR + 1.75%), Maturing August 1, 2027		1,468	1,438,360

Endo Luxembourg Finance Company I S.a.r.l.

Term Loan, 5.00%, (3 mo. USD LIBOR + 4.25%, Floor 0.75%), Maturing April 29, 2024		21,184	20,273,245

Grifols Worldwide Operations USA, Inc.

Term Loan, 2.09%, (1 week USD LIBOR + 2.00%), Maturing November 15, 2027		36,106	35,288,457

Horizon Therapeutics USA, Inc.

Term Loan, 2.19%, (1 mo. USD LIBOR + 2.00%), Maturing May 22, 2026		7,802	7,655,783

Jaguar Holding Company II

Term Loan, 3.50%, (1 mo. USD LIBOR + 2.50%, Floor 1.00%), Maturing August 18, 2022		38,145	37,930,786

Mallinckrodt International Finance S.A.

Term Loan, 5.50%, (3 mo. USD LIBOR + 4.75%, Floor 0.75%), Maturing September 24, 2024		33,442	30,919,938

Term Loan, 5.75%, (6 mo. USD LIBOR + 5.00%, Floor 0.75%), Maturing February 24, 2025		10,970	10,133,307

Nidda Healthcare Holding AG

Term Loan, 3.50%, (3 mo. EURIBOR + 3.50%), Maturing August 21, 2026	EUR	5,475	6,243,618

			$251,363,476

26	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2020

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Ecological Services and Equipment — 0.3%

Applied Systems, Inc.

Term Loan, 2.65%, (1 mo. USD LIBOR + 2.50%), Maturing November 1, 2026		2,581	$2,548,244

EnergySolutions, LLC

Term Loan, 4.75%, (3 mo. USD LIBOR + 3.75%, Floor 1.00%), Maturing May 9, 2025		17,404	16,664,724

			$19,212,968

Electronics / Electrical — 15.6%

Applied Systems, Inc.

Term Loan, 4.25%, (3 mo. USD LIBOR + 3.25%, Floor 1.00%), Maturing September 19, 2024		26,666	$26,573,350

Term Loan - Second Lien, 8.00%, (3 mo. USD LIBOR + 7.00%, Floor 1.00%), Maturing September 19, 2025		3,279	3,305,259

Aptean, Inc.

Term Loan, 4.40%, (1 mo. USD LIBOR + 4.25%), Maturing April 23, 2026		7,525	7,270,627

Astra Acquisition Corp.

Term Loan, 6.50%, (1 mo. USD LIBOR + 5.50%, Floor 1.00%), Maturing March 1, 2027		5,846	5,874,853

Avast Software B.V.

Term Loan, 3.25%, (3 mo. USD LIBOR + 2.25%, Floor 1.00%), Maturing September 29, 2023		2,017	2,013,119

Banff Merger Sub, Inc.

Term Loan, 4.40%, (1 mo. USD LIBOR + 4.25%), Maturing October 2, 2025		36,518	35,505,905

Term Loan, 4.75%, (3 mo. EURIBOR + 4.75%), Maturing October 2, 2025	EUR	3,390	3,891,472

Barracuda Networks, Inc.

Term Loan - Second Lien, Maturing October 30, 2028(5)		2,925	2,917,688

Buzz Merger Sub, Ltd.

Term Loan, 2.90%, (1 mo. USD LIBOR + 2.75%), Maturing January 29, 2027		4,102	4,014,472

Term Loan, 3.75%, (1 mo. USD LIBOR + 3.25%, Floor 0.50%), Maturing January 29, 2027		1,625	1,606,719

Cambium Learning Group, Inc.

Term Loan, 4.72%, (3 mo. USD LIBOR + 4.50%), Maturing December 18, 2025		6,325	6,114,169

Castle US Holding Corporation

Term Loan, 3.97%, (3 mo. USD LIBOR + 3.75%), Maturing January 29, 2027		7,985	7,532,900

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Electronics / Electrical (continued)

Celestica, Inc.

Term Loan, 2.28%, (1 mo. USD LIBOR + 2.13%), Maturing June 27, 2025	3,988	$3,907,811

Term Loan, 2.66%, (1 mo. USD LIBOR + 2.50%), Maturing June 27, 2025	3,098	3,070,397

Cohu, Inc.

Term Loan, 3.15%, (1 mo. USD LIBOR + 3.00%), Maturing October 1, 2025	10,313	9,971,559

CommScope, Inc.

Term Loan, 3.40%, (1 mo. USD LIBOR + 3.25%), Maturing April 6, 2026	19,908	19,245,793

Cornerstone OnDemand, Inc.

Term Loan, 4.40%, (1 mo. USD LIBOR + 4.25%), Maturing April 22, 2027	13,310	13,207,191

CPI International, Inc.

Term Loan, 4.50%, (1 mo. USD LIBOR + 3.50%, Floor 1.00%), Maturing July 26, 2024	9,548	9,142,561

E2open, LLC

Term Loan, Maturing October 29, 2027(5)	6,225	6,186,094

ECI Macola/Max Holdings, LLC

Term Loan, 5.25%, (1 mo. USD LIBOR + 4.25%, Floor 1.00%), Maturing September 27, 2024	8,368	8,323,017

Electro Rent Corporation

Term Loan, 6.00%, (3 mo. USD LIBOR + 5.00%, Floor 1.00%), Maturing January 31, 2024	17,111	16,875,728

Epicor Software Corporation

Term Loan, 5.25%, (1 mo. USD LIBOR + 4.25%, Floor 1.00%), Maturing July 30, 2027	20,961	20,921,804

Finastra USA, Inc.

Term Loan, 4.50%, (USD LIBOR + 3.50%, Floor 1.00%), Maturing June 13, 2024(2)	24,535	23,223,047

Fiserv Investment Solutions, Inc.

Term Loan, 5.02%, (3 mo. USD LIBOR + 4.75%), Maturing February 18, 2027	5,988	5,968,789

GlobalLogic Holdings, Inc.

Term Loan, 4.50%, (1 mo. USD LIBOR + 3.75%, Floor 0.75%), Maturing September 14, 2027	5,550	5,452,875

Go Daddy Operating Company, LLC

Term Loan, 1.90%, (1 mo. USD LIBOR + 1.75%), Maturing February 15, 2024	46,342	45,331,260

Hyland Software, Inc.

Term Loan, 4.25%, (1 mo. USD LIBOR + 3.50%, Floor 0.75%), Maturing July 1, 2024	61,085	60,340,987

27	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2020

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Electronics / Electrical (continued)

Infoblox, Inc.

Term Loan, 4.65%, (1 mo. USD LIBOR + 4.50%), Maturing November 7, 2023		13,626	$13,620,416

Informatica, LLC

Term Loan, 3.25%, (3 mo. EURIBOR + 3.25%), Maturing February 25, 2027	EUR	2,413	2,742,242

Term Loan, 3.40%, (1 mo. USD LIBOR + 3.25%), Maturing February 25, 2027		52,006	50,367,932

Term Loan - Second Lien, 7.13%, Maturing February 25, 2025(8)		4,675	4,750,969

LogMeIn, Inc.

Term Loan, 4.89%, (1 mo. USD LIBOR + 4.75%), Maturing August 31, 2027		10,225	9,931,031

MA FinanceCo., LLC

Term Loan, 2.65%, (1 mo. USD LIBOR + 2.50%), Maturing June 21, 2024		2,777	2,632,850

Term Loan, 2.75%, (1 mo. EURIBOR + 2.75%), Maturing June 21, 2024	EUR	2,500	2,826,702

Term Loan, 4.50%, (3 mo. EURIBOR + 4.50%), Maturing June 5, 2025	EUR	5,650	6,565,875

Term Loan, 5.25%, (3 mo. USD LIBOR + 4.25%, Floor 1.00%), Maturing June 5, 2025		14,150	14,017,344

MACOM Technology Solutions Holdings, Inc.

Term Loan, 2.40%, (1 mo. USD LIBOR + 2.25%), Maturing May 17, 2024		10,044	9,725,499

Marcel LUX IV S.a.r.l.

Term Loan, 3.40%, (1 mo. USD LIBOR + 3.25%), Maturing March 15, 2026		2,209	2,137,020

Term Loan, 3.50%, (3 mo. EURIBOR + 3.50%), Maturing March 16, 2026	EUR	2,650	3,039,065

Term Loan, Maturing September 22, 2027(5)		3,275	3,242,250

Milano Acquisition Corp.

Term Loan, 4.75%, (3 mo. USD LIBOR + 4.00%, Floor 0.75%), Maturing October 1, 2027		20,925	20,598,047

Mirion Technologies, Inc.

Term Loan, 4.27%, (6 mo. USD LIBOR + 4.00%), Maturing March 6, 2026		5,274	5,244,718

NCR Corporation

Term Loan, 2.65%, (1 mo. USD LIBOR + 2.50%), Maturing August 28, 2026		9,182	8,918,260

Recorded Books, Inc.

Term Loan, 4.39%, (1 mo. USD LIBOR + 4.25%), Maturing August 29, 2025		2,264	2,216,183

Redstone Buyer, LLC

Term Loan, 6.00%, (3 mo. USD LIBOR + 5.00%, Floor 1.00%), Maturing September 1, 2027		11,850	11,761,125

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Electronics / Electrical (continued)

Renaissance Holding Corp.

Term Loan, 3.40%, (1 mo. USD LIBOR + 3.25%), Maturing May 30, 2025	2,751	$2,660,263

Term Loan - Second Lien, 7.15%, (1 mo. USD LIBOR + 7.00%), Maturing May 29, 2026	2,175	2,109,750

Seattle Spinco, Inc.

Term Loan, 2.65%, (1 mo. USD LIBOR + 2.50%), Maturing June 21, 2024	18,753	17,780,289

SkillSoft Corporation

Term Loan, 8.50%, (3 mo. USD LIBOR + 7.50%, Floor 1.00%), Maturing December 27, 2024	4,620	4,637,320

Term Loan - Second Lien, 8.50%, (3 mo. USD LIBOR + 7.50%, Floor 1.00%), Maturing April 27, 2025	15,264	15,073,588

SolarWinds Holdings, Inc.

Term Loan, 2.90%, (1 mo. USD LIBOR + 2.75%), Maturing February 5, 2024	26,740	26,303,766

Solera, LLC

Term Loan, 2.92%, (2 mo. USD LIBOR + 2.75%), Maturing March 3, 2023	27,727	27,058,715

Sparta Systems, Inc.

Term Loan, 4.50%, (3 mo. USD LIBOR + 3.50%, Floor 1.00%), Maturing August 21, 2024	3,395	3,233,738

SS&C Technologies Holdings Europe S.a.r.l.

Term Loan, 1.90%, (1 mo. USD LIBOR + 1.75%), Maturing April 16, 2025	6,506	6,334,514

SS&C Technologies, Inc.

Term Loan, 1.90%, (1 mo. USD LIBOR + 1.75%), Maturing April 16, 2025	9,261	9,016,208

STG-Fairway Holdings, LLC

Term Loan, 3.40%, (1 mo. USD LIBOR + 3.25%), Maturing January 31, 2027	4,788	4,661,118

SurveyMonkey, Inc.

Term Loan, 3.86%, (1 week USD LIBOR + 3.75%), Maturing October 10, 2025	13,250	13,017,921

Tibco Software, Inc.

Term Loan, 3.90%, (1 mo. USD LIBOR + 3.75%), Maturing June 30, 2026	30,583	29,754,834

Term Loan - Second Lien, 7.40%, (1 mo. USD LIBOR + 7.25%), Maturing March 3, 2028	4,900	4,802,000

TTM Technologies, Inc.

Term Loan, 2.65%, (1 mo. USD LIBOR + 2.50%), Maturing September 28, 2024	1,605	1,581,036

Uber Technologies, Inc.

Term Loan, 3.65%, (1 mo. USD LIBOR + 3.50%), Maturing July 13, 2023	17,977	17,700,229

28	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2020

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Electronics / Electrical (continued)

Uber Technologies, Inc. (continued)

Term Loan, 5.00%, (1 mo. USD LIBOR + 4.00%, Floor 1.00%), Maturing April 4, 2025		29,923	$29,593,982

Ultimate Software Group, Inc. (The)

Term Loan, 3.90%, (1 mo. USD LIBOR + 3.75%), Maturing May 4, 2026		20,925	20,585,396

Term Loan, 4.75%, (3 mo. USD LIBOR + 4.00%, Floor 0.75%), Maturing May 4, 2026		30,600	30,461,872

Term Loan - Second Lien, 7.50%, (3 mo. USD LIBOR + 6.75%, Floor 0.75%), Maturing May 3, 2027		2,000	2,040,834

Ultra Clean Holdings, Inc.

Term Loan, 4.65%, (1 mo. USD LIBOR + 4.50%), Maturing August 27, 2025		9,140	9,094,300

Valkyr Purchaser, LLC

Term Loan, Maturing October 29, 2027(5)		5,200	5,148,000

Verifone Systems, Inc.

Term Loan, 4.25%, (3 mo. USD LIBOR + 4.00%), Maturing August 20, 2025		14,052	12,893,959

Veritas US, Inc.

Term Loan, 6.50%, (3 mo. USD LIBOR + 5.50%, Floor 1.00%), Maturing September 1, 2025		18,625	18,240,859

Vero Parent, Inc.

Term Loan, 6.51%, (3 mo. USD LIBOR + 6.25%), Maturing August 16, 2024		15,972	15,652,776

VS Buyer, LLC

Term Loan, 3.40%, (1 mo. USD LIBOR + 3.25%), Maturing February 28, 2027		10,373	10,197,833

Vungle, Inc.

Term Loan, 5.64%, (1 mo. USD LIBOR + 5.50%), Maturing September 30, 2026		6,435	6,410,869

			$878,172,943

Equipment Leasing — 0.6%

Avolon TLB Borrower 1 (US), LLC

Term Loan, 2.50%, (1 mo. USD LIBOR + 1.75%, Floor 0.75%), Maturing January 15, 2025		21,582	$20,874,346

Boels Topholding B.V.

Term Loan, 4.00%, (1 mo. EURIBOR + 4.00%), Maturing January 14, 2027	EUR	4,550	5,148,460

Fly Funding II S.a.r.l.

Term Loan, 6.24%, (3 mo. USD LIBOR + 6.00%), Maturing October 8, 2025		8,700	8,395,500

			$34,418,306

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Financial Intermediaries — 2.5%

Aretec Group, Inc.

Term Loan, 4.40%, (1 mo. USD LIBOR + 4.25%), Maturing October 1, 2025		18,851	$17,751,097

Citco Funding, LLC

Term Loan, 2.77%, (6 mo. USD LIBOR + 2.50%), Maturing September 28, 2023		14,970	14,577,353

Ditech Holding Corporation

Term Loan, 0.00%, Maturing June 30, 2022(7)		27,404	8,255,369

EIG Management Company, LLC

Term Loan, 4.50%, (1 mo. USD LIBOR + 3.75%, Floor 0.75%), Maturing February 22, 2025		2,949	2,942,002

Evergood 4 ApS

Term Loan, 3.75%, (3 mo. EURIBOR + 3.75%), Maturing February 6, 2025	EUR	7,450	8,550,832

FB Income Advison, LLC

Term Loan, 2.44%, (1 mo. USD LIBOR + 2.25%), Maturing August 1, 2025		6,394	6,330,546

FinCo I, LLC

Term Loan, 2.65%, (1 mo. USD LIBOR + 2.50%), Maturing June 27, 2025		6,276	6,174,861

Focus Financial Partners, LLC

Term Loan, 2.15%, (1 mo. USD LIBOR + 2.00%), Maturing July 3, 2024		6,229	6,072,274

GreenSky Holdings, LLC

Term Loan, 3.44%, (1 mo. USD LIBOR + 3.25%), Maturing March 31, 2025		13,046	12,426,276

Term Loan, 5.50%, (1 mo. USD LIBOR + 4.50%, Floor 1.00%), Maturing March 29, 2025		3,741	3,647,109

Guggenheim Partners, LLC

Term Loan, 3.50%, (1 mo. USD LIBOR + 2.75%, Floor 0.75%), Maturing July 21, 2023		24,752	24,603,374

LPL Holdings, Inc.

Term Loan, 1.90%, (1 mo. USD LIBOR + 1.75%), Maturing November 12, 2026		16,277	15,958,247

Nets Holding A/S

Term Loan, 3.25%, (3 mo. EURIBOR + 3.25%), Maturing February 6, 2025	EUR	1,000	1,140,994

Victory Capital Holdings, Inc.

Term Loan, 2.73%, (3 mo. USD LIBOR + 2.50%), Maturing July 1, 2026		9,298	9,111,556

Virtus Investment Partners, Inc.

Term Loan, 3.00%, (3 mo. USD LIBOR + 2.25%, Floor 0.75%), Maturing June 1, 2024		4,778	4,741,951

			$142,283,841

29	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2020

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Food Products — 3.3%

Alphabet Holding Company, Inc.

Term Loan, 3.65%, (1 mo. USD LIBOR + 3.50%), Maturing September 26, 2024		22,142	$21,491,626

Atkins Nutritionals Holdings II, Inc.

Term Loan, 4.75%, (1 mo. USD LIBOR + 3.75%, Floor 1.00%), Maturing July 7, 2024		3,261	3,262,516

B&G Foods, Inc.

Term Loan, 2.65%, (1 mo. USD LIBOR + 2.50%), Maturing October 10, 2026		2,106	2,097,321

Badger Buyer Corp.

Term Loan, 4.50%, (1 mo. USD LIBOR + 3.50%, Floor 1.00%), Maturing September 30, 2024		4,928	4,644,286

Froneri International, Ltd.

Term Loan, 2.40%, (1 mo. USD LIBOR + 2.25%), Maturing January 31, 2027		18,379	17,765,210

Term Loan - Second Lien, 5.90%, (1 mo. USD LIBOR + 5.75%), Maturing January 31, 2028		1,000	995,000

H Food Holdings, LLC

Term Loan, 3.84%, (1 mo. USD LIBOR + 3.69%), Maturing May 23, 2025		8,626	8,318,319

Term Loan, 4.15%, (1 mo. USD LIBOR + 4.00%), Maturing May 23, 2025		5,649	5,474,951

HLF Financing S.a.r.l.

Term Loan, 2.90%, (1 mo. USD LIBOR + 2.75%), Maturing August 18, 2025		10,783	10,625,546

Jacobs Douwe Egberts International B.V.

Term Loan, 2.19%, (1 mo. USD LIBOR + 2.00%), Maturing November 1, 2025		26,074	26,041,621

JBS USA Lux S.A.

Term Loan, 2.15%, (1 mo. USD LIBOR + 2.00%), Maturing May 1, 2026		52,895	51,798,050

Nomad Foods Europe Midco Limited

Term Loan, 2.40%, (1 mo. USD LIBOR + 2.25%), Maturing May 15, 2024		10,627	10,405,762

Shearer’s Foods, Inc.

Term Loan, 4.75%, (3 mo. USD LIBOR + 4.00%, Floor 0.75%), Maturing September 23, 2027		2,925	2,898,187

Sunshine Investments B.V.

Term Loan, 3.25%, (3 mo. EURIBOR + 3.25%), Maturing March 28, 2025	EUR	10,618	12,130,089

Term Loan, 4.07%, (3 mo. GBP LIBOR + 4.00%), Maturing March 28, 2025	GBP	2,000	2,545,657

Valeo F1 Company Limited (Ireland)

Term Loan, 4.50%, (3 mo. EURIBOR + 4.50%), Maturing August 27, 2027	EUR	6,000	6,848,142

			$187,342,283

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Food Service — 0.6%

1011778 B.C. Unlimited Liability Company

Term Loan, 1.90%, (1 mo. USD LIBOR + 1.75%), Maturing November 19, 2026		35,301	$33,984,272

IRB Holding Corp.

Term Loan, 3.75%, (3 mo. USD LIBOR + 2.75%, Floor 1.00%), Maturing February 5, 2025		3	2,440

KFC Holding Co.

Term Loan, 1.90%, (1 mo. USD LIBOR + 1.75%), Maturing April 3, 2025		779	765,424

			$34,752,136

Food / Drug Retailers — 0.4%

BW Gas & Convenience Holdings, LLC

Term Loan, 6.41%, (1 mo. USD LIBOR + 6.25%), Maturing November 18, 2024		4,837	$4,836,563

CNT Holdings I Corp.

Term Loan, Maturing October 16, 2027(5)		5,050	4,999,500

L1R HB Finance Limited

Term Loan, 4.25%, (6 mo. EURIBOR + 4.25%), Maturing August 9, 2024	EUR	4,674	4,377,087

Term Loan, 5.55%, (6 mo. GBP LIBOR + 5.25%), Maturing September 2, 2024	GBP	9,172	9,486,119

			$23,699,269

Forest Products — 0.0%(6)

Clearwater Paper Corporation

Term Loan, 3.24%, (USD LIBOR + 3.00%), Maturing July 26, 2026(2)		2,076	$2,071,122

			$2,071,122

Health Care — 6.8%

Alliance Healthcare Services, Inc.

Term Loan, 5.50%, (1 mo. USD LIBOR + 4.50%, Floor 1.00%), Maturing October 24, 2023		8,395	$7,681,425

Term Loan - Second Lien, 12.00%, (1 mo. USD LIBOR + 11.00%, Floor 1.00%), Maturing April 24, 2024		5,575	2,550,563

athenahealth, Inc.

Term Loan, 4.75%, (3 mo. USD LIBOR + 4.50%), Maturing February 11, 2026		16,476	16,167,128

Avantor Funding, Inc.

Term Loan, 3.25%, (1 mo. USD LIBOR + 2.25%, Floor 1.00%), Maturing November 21, 2024		5,744	5,707,891

Term Loan, Maturing October 29, 2027(5)		2,825	2,796,750

30	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2020

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Health Care (continued)

BioClinica Holding I L.P.

Term Loan, 5.25%, (1 mo. USD LIBOR + 4.25%, Floor 1.00%), Maturing October 20, 2023		10,496	$10,128,887

BW NHHC Holdco, Inc.

Term Loan, 5.27%, (3 mo. USD LIBOR + 5.00%), Maturing May 15, 2025		14,005	11,974,112

CeramTec AcquiCo GmbH

Term Loan, 2.75%, (3 mo. EURIBOR + 2.75%), Maturing March 7, 2025	EUR	9,170	10,233,505

CryoLife, Inc.

Term Loan, 4.25%, (3 mo. USD LIBOR + 3.25%, Floor 1.00%), Maturing December 1, 2024		5,422	5,394,579

Dedalus Finance GmbH

Term Loan, 4.50%, (1 mo. EURIBOR + 4.50%), Maturing May 4, 2027	EUR	5,700	6,585,948

Term Loan, Maturing August 16, 2027(5)	EUR	8,175	9,445,637

Elsan SAS

Term Loan, 3.00%, (6 mo. EURIBOR + 3.00%), Maturing October 31, 2024	EUR	2,500	2,874,502

Ensemble RCM, LLC

Term Loan, 3.96%, (3 mo. USD LIBOR + 3.75%), Maturing August 3, 2026		5,074	4,978,617

Envision Healthcare Corporation

Term Loan, 3.90%, (1 mo. USD LIBOR + 3.75%), Maturing October 10, 2025		51,490	37,059,752

Gentiva Health Services, Inc.

Term Loan, 3.44%, (1 mo. USD LIBOR + 3.25%), Maturing July 2, 2025		24,073	23,622,007

Greatbatch, Ltd.

Term Loan, 3.50%, (1 mo. USD LIBOR + 2.50%, Floor 1.00%), Maturing October 27, 2022		4,881	4,841,623

Hanger, Inc.

Term Loan, 3.65%, (1 mo. USD LIBOR + 3.50%), Maturing March 6, 2025		11,846	11,767,271

Inovalon Holdings, Inc.

Term Loan, 3.19%, (1 mo. USD LIBOR + 3.00%), Maturing April 2, 2025		12,014	11,729,083

IQVIA, Inc.

Term Loan, 1.90%, (1 mo. USD LIBOR + 1.75%), Maturing March 7, 2024		9,993	9,849,730

Term Loan, 1.90%, (1 mo. USD LIBOR + 1.75%), Maturing January 17, 2025		13,537	13,342,646

Medical Solutions, LLC

Term Loan, 5.50%, (6 mo. USD LIBOR + 4.50%, Floor 1.00%), Maturing June 14, 2024		10,662	10,262,654

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Health Care (continued)

Mehilainen Yhtiot Oy

Term Loan, Maturing August 9, 2025(5)	EUR	1,750	$2,004,168

MPH Acquisition Holdings, LLC

Term Loan, 3.75%, (3 mo. USD LIBOR + 2.75%, Floor 1.00%), Maturing June 7, 2023		16,109	15,927,438

National Mentor Holdings, Inc.

Term Loan, 4.40%, (1 mo. USD LIBOR + 4.25%), Maturing March 9, 2026		302	297,250

Term Loan, 4.40%, (1 mo. USD LIBOR + 4.25%), Maturing March 9, 2026		6,609	6,511,979

Navicure, Inc.

Term Loan, 4.75%, (1 mo. USD LIBOR + 4.00%, Floor 0.75%), Maturing October 22, 2026		3,700	3,649,125

One Call Corporation

Term Loan, 6.25%, (3 mo. USD LIBOR + 5.25%, Floor 1.00%), Maturing November 25, 2022		17,012	15,779,001

Ortho-Clinical Diagnostics S.A.

Term Loan, 3.39%, (1 mo. USD LIBOR + 3.25%), Maturing June 30, 2025		22,064	21,379,568

Phoenix Guarantor, Inc.

Term Loan, 3.40%, (1 mo. USD LIBOR + 3.25%), Maturing March 5, 2026		19,348	18,743,657

Term Loan, 4.25%, (1 mo. USD LIBOR + 3.75%, Floor 0.50%), Maturing March 5, 2026		4,150	4,084,293

Radiology Partners, Inc

Term Loan, 4.81%, (USD LIBOR + 4.25%), Maturing July 9, 2025(2)		3,076	2,912,159

RadNet, Inc.

Term Loan, 4.75%, (6 mo. USD LIBOR + 3.75%, Floor 1.00%), Maturing June 30, 2023		6,488	6,399,064

Select Medical Corporation

Term Loan, 2.78%, (6 mo. USD LIBOR + 2.50%), Maturing March 6, 2025		27,023	26,431,469

Surgery Center Holdings, Inc.

Term Loan, 4.25%, (1 mo. USD LIBOR + 3.25%, Floor 1.00%), Maturing September 3, 2024		10,093	9,590,605

Term Loan, 9.00%, (1 mo. USD LIBOR + 8.00%, Floor 1.00%), Maturing September 3, 2024		1,791	1,826,820

Synlab Bondco PLC

Term Loan, Maturing July 31, 2024(5)	EUR	1,000	1,158,827

Team Health Holdings, Inc.

Term Loan, 3.75%, (1 mo. USD LIBOR + 2.75%, Floor 1.00%), Maturing February 6, 2024		7,218	5,901,003

31	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2020

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Health Care (continued)

U.S. Anesthesia Partners, Inc.

Term Loan, 4.00%, (6 mo. USD LIBOR + 3.00%, Floor 1.00%), Maturing June 23, 2024		2,238	$2,100,629

Verscend Holding Corp.

Term Loan, 4.65%, (1 mo. USD LIBOR + 4.50%), Maturing August 27, 2025		19,022	18,705,111

			$382,396,476

Home Furnishings — 0.9%

Serta Simmons Bedding, LLC

Term Loan, 8.50%, (1 mo. USD LIBOR + 7.50%, Floor 1.00%), Maturing August 10, 2023		13,637	$13,682,925

Term Loan - Second Lien, 8.50%, (1 mo. USD LIBOR + 7.50%, Floor 1.00%), Maturing August 10, 2023		45,042	38,623,396

			$52,306,321

Industrial Equipment — 3.7%

AI Alpine AT Bidco GmbH

Term Loan, 3.25%, (6 mo. EURIBOR + 3.25%), Maturing October 31, 2025	EUR	6,125	$6,675,748

Alliance Laundry Systems, LLC

Term Loan, 4.25%, (3 mo. USD LIBOR + 3.50%, Floor 0.75%), Maturing October 8, 2027		8,175	8,117,775

Altra Industrial Motion Corp.

Term Loan, 2.15%, (1 mo. USD LIBOR + 2.00%), Maturing October 1, 2025		7,596	7,450,276

Carlisle Food Service Products, Inc.

Term Loan, 6.50%, (1 mo. USD LIBOR + 5.25%, Floor 1.25%), Maturing August 1, 2024		13,689	13,014,163

CFS Brands, LLC

Term Loan, 4.00%, (6 mo. USD LIBOR + 3.00%, Floor 1.00%), Maturing March 20, 2025		3,716	3,298,176

Clark Equipment Company

Term Loan, 1.97%, (3 mo. USD LIBOR + 1.75%), Maturing May 18, 2024		10,143	9,872,360

CPM Holdings, Inc.

Term Loan, 3.90%, (1 mo. USD LIBOR + 3.75%), Maturing November 17, 2025		2,239	2,081,905

Delachaux Group S.A.

Term Loan, 4.74%, (6 mo. USD LIBOR + 4.50%), Maturing April 16, 2026		5,049	4,853,351

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Industrial Equipment (continued)

DexKo Global, Inc.

Term Loan, 3.75%, (3 mo. EURIBOR + 3.75%), Maturing July 24, 2024	EUR	2,927	$3,259,881

Term Loan, 3.75%, (3 mo. EURIBOR + 3.75%), Maturing July 24, 2024	EUR	7,318	8,149,745

Term Loan, 4.50%, (1 mo. USD LIBOR + 3.50%, Floor 1.00%), Maturing July 24, 2024		8,379	8,196,972

DXP Enterprises, Inc.

Term Loan, 5.75%, (1 mo. USD LIBOR + 4.75%, Floor 1.00%), Maturing August 29, 2023		5,046	4,957,695

Dynacast International, LLC

Term Loan, 4.25%, (3 mo. USD LIBOR + 3.25%, Floor 1.00%), Maturing January 28, 2022		10,789	10,096,510

Engineered Machinery Holdings, Inc.

Term Loan, 4.00%, (3 mo. USD LIBOR + 3.00%, Floor 1.00%), Maturing July 19, 2024		9,320	9,098,762

Term Loan, 5.25%, (3 mo. USD LIBOR + 4.25%, Floor 1.00%), Maturing July 19, 2024		2,550	2,527,254

EWT Holdings III Corp.

Term Loan, 2.90%, (1 mo. USD LIBOR + 2.75%), Maturing December 20, 2024		20,140	19,779,009

Filtration Group Corporation

Term Loan, 3.15%, (1 mo. USD LIBOR + 3.00%), Maturing March 29, 2025		6,434	6,271,168

Term Loan, 3.50%, (3 mo. EURIBOR + 3.50%), Maturing March 29, 2025	EUR	2,000	2,284,020

Term Loan, Maturing March 29, 2025(5)		2,525	2,491,859

Gates Global, LLC

Term Loan, 3.00%, (3 mo. EURIBOR + 3.00%), Maturing April 1, 2024	EUR	9,338	10,583,027

LTI Holdings, Inc.

Term Loan, 3.65%, (1 mo. USD LIBOR + 3.50%), Maturing September 6, 2025		5,782	5,395,329

Term Loan, 4.90%, (1 mo. USD LIBOR + 4.75%), Maturing July 24, 2026		2,079	1,956,859

Minimax Viking GmbH

Term Loan, 3.00%, (1 mo. EURIBOR + 3.00%), Maturing July 31, 2025	EUR	1,895	2,186,107

Quimper AB

Term Loan, 4.25%, (3 mo. EURIBOR + 4.25%), Maturing February 13, 2026	EUR	17,725	20,338,065

Robertshaw US Holding Corp.

Term Loan, 4.50%, (1 mo. USD LIBOR + 3.50%, Floor 1.00%), Maturing February 28, 2025		19,145	17,661,407

32	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2020

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Industrial Equipment (continued)

Titan Acquisition Limited

Term Loan, 3.36%, (6 mo. USD LIBOR + 3.00%), Maturing March 28, 2025		20,864	$19,835,392

Welbilt, Inc.

Term Loan, 2.65%, (1 mo. USD LIBOR + 2.50%), Maturing October 23, 2025		1,000	920,000

			$211,352,815

Insurance — 2.5%

Alliant Holdings Intermediate, LLC

Term Loan, 2.90%, (1 mo. USD LIBOR + 2.75%), Maturing May 9, 2025		941	$907,145

Term Loan, 3.40%, (1 mo. USD LIBOR + 3.25%), Maturing May 9, 2025		4,863	4,703,348

AmWINS Group, Inc.

Term Loan, 3.75%, (1 mo. USD LIBOR + 2.75%, Floor 1.00%), Maturing January 25, 2024		25,608	25,321,708

AssuredPartners, Inc.

Term Loan, 3.65%, (1 mo. USD LIBOR + 3.50%), Maturing February 12, 2027		1,712	1,655,136

Asurion, LLC

Term Loan, 3.15%, (1 mo. USD LIBOR + 3.00%), Maturing November 3, 2023		25,815	25,367,940

Term Loan, 3.15%, (1 mo. USD LIBOR + 3.00%), Maturing November 3, 2024		2,199	2,160,886

Term Loan - Second Lien, 6.65%, (1 mo. USD LIBOR + 6.50%), Maturing August 4, 2025		27,783	27,857,811

Financiere CEP S.A.S.

Term Loan, 4.75%, (3 mo. EURIBOR + 4.75%), Maturing June 3, 2027	EUR	3,725	4,345,371

Hub International Limited

Term Loan, 3.21%, (3 mo. USD LIBOR + 3.00%), Maturing April 25, 2025		15,491	14,927,437

NFP Corp.

Term Loan, 3.40%, (1 mo. USD LIBOR + 3.25%), Maturing February 15, 2027		25,987	24,931,221

Ryan Specialty Group, LLC

Term Loan, 4.00%, (1 mo. USD LIBOR + 3.25%, Floor 0.75%), Maturing September 1, 2027		6,425	6,382,165

USI, Inc.

Term Loan, 4.22%, (3 mo. USD LIBOR + 4.00%), Maturing December 2, 2026		1,990	1,970,386

			$140,530,554

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Leisure Goods / Activities / Movies — 4.3%

AMC Entertainment Holdings, Inc.

Term Loan, 3.23%, (3 mo. USD LIBOR + 3.00%), Maturing April 22, 2026		7,783	$4,447,073

Amer Sports Oyj

Term Loan, 4.50%, (6 mo. EURIBOR + 4.50%), Maturing March 30, 2026	EUR	11,925	12,256,559

Ancestry.com Operations, Inc.

Term Loan, 4.40%, (1 mo. USD LIBOR + 4.25%), Maturing August 27, 2026		31,127	31,111,189

Bombardier Recreational Products, Inc.

Term Loan, 2.15%, (1 mo. USD LIBOR + 2.00%), Maturing May 24, 2027		43,116	41,643,132

Term Loan, 6.00%, (3 mo. USD LIBOR + 5.00%, Floor 1.00%), Maturing May 24, 2027		5,362	5,408,476

ClubCorp Holdings, Inc.

Term Loan, 2.97%, (3 mo. USD LIBOR + 2.75%), Maturing September 18, 2024		17,977	15,201,529

Crown Finance US, Inc.

Term Loan, 2.63%, (6 mo. EURIBOR + 2.63%), Maturing February 28, 2025	EUR	4,038	2,696,059

Term Loan, 2.77%, (6 mo. USD LIBOR + 2.50%), Maturing February 28, 2025		10,323	5,894,332

Delta 2 (LUX) S.a.r.l.

Term Loan, 3.50%, (1 mo. USD LIBOR + 2.50%, Floor 1.00%), Maturing February 1, 2024		5,531	5,335,981

Etraveli Holding AB

Term Loan, 4.50%, (6 mo. EURIBOR + 4.50%), Maturing August 2, 2024	EUR	7,950	7,684,944

Lindblad Expeditions, Inc.

Term Loan, 5.50%, (1 mo. USD LIBOR + 4.75%, Floor 0.75%), 4.25% cash, 1.25% PIK, Maturing March 27, 2025		478	444,470

Term Loan, 5.50%, (1 mo. USD LIBOR + 4.75%, Floor 0.75%), 4.25% cash, 1.25% PIK, Maturing March 27, 2025		1,912	1,777,880

Live Nation Entertainment, Inc.

Term Loan, 1.94%, (1 mo. USD LIBOR + 1.75%), Maturing October 17, 2026		17,337	16,179,133

Match Group, Inc.

Term Loan, 2.00%, (3 mo. USD LIBOR + 1.75%), Maturing February 13, 2027		6,450	6,304,875

Motion Finco S.a.r.l.

Term Loan, 3.47%, (3 mo. USD LIBOR + 3.25%), Maturing November 12, 2026		338	292,255

Term Loan, 3.47%, (3 mo. USD LIBOR + 3.25%), Maturing November 12, 2026		2,676	2,311,816

33	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2020

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Leisure Goods / Activities / Movies (continued)

Playtika Holding Corp.

Term Loan, 7.00%, (6 mo. USD LIBOR + 6.00%, Floor 1.00%), Maturing December 10, 2024		29,068	$29,146,767

SeaWorld Parks & Entertainment, Inc.

Term Loan, 3.75%, (1 mo. USD LIBOR + 3.00%, Floor 0.75%), Maturing March 31, 2024		5,013	4,699,960

SRAM, LLC

Term Loan, 3.75%, (USD LIBOR + 2.75%, Floor 1.00%), Maturing March 15, 2024(2)		14,882	14,863,843

Steinway Musical Instruments, Inc.

Term Loan, 4.75%, (1 mo. USD LIBOR + 3.75%, Floor 1.00%), Maturing February 14, 2025		3,513	3,375,751

Travel Leaders Group, LLC

Term Loan, 4.15%, (1 mo. USD LIBOR + 4.00%), Maturing January 25, 2024		15,309	11,979,465

UFC Holdings, LLC

Term Loan, 4.25%, (6 mo. USD LIBOR + 3.25%, Floor 1.00%), Maturing April 29, 2026		1,646	1,608,843

Term Loan, 4.25%, (6 mo. USD LIBOR + 3.25%, Floor 1.00%), Maturing April 29, 2026		14,778	14,509,781

Vue International Bidco PLC

Term Loan, 4.75%, (6 mo. EURIBOR + 4.75%), Maturing July 3, 2026	EUR	3,878	3,308,125

			$242,482,238

Lodging and Casinos — 2.2%

Aristocrat Technologies, Inc.

Term Loan, 1.96%, (3 mo. USD LIBOR + 1.75%), Maturing October 19, 2024		7,466	$7,286,644

Azelis Finance S.A.

Term Loan, 3.50%, (6 mo. EURIBOR + 3.50%), Maturing November 10, 2025	EUR	2,600	2,967,528

Boyd Gaming Corporation

Term Loan, 2.34%, (1 week USD LIBOR + 2.25%), Maturing September 15, 2023		2,063	2,010,753

Churchill Downs Incorporated

Term Loan, 2.15%, (1 mo. USD LIBOR + 2.00%), Maturing December 27, 2024		3,404	3,293,128

CityCenter Holdings, LLC

Term Loan, 3.00%, (1 mo. USD LIBOR + 2.25%, Floor 0.75%), Maturing April 18, 2024		2,989	2,817,777

ESH Hospitality, Inc.

Term Loan, 2.15%, (1 mo. USD LIBOR + 2.00%), Maturing September 18, 2026		7,522	7,297,946

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Lodging and Casinos (continued)

Four Seasons Hotels Limited

Term Loan, 2.15%, (1 mo. USD LIBOR + 2.00%), Maturing November 30, 2023		4,642	$4,481,868

Golden Nugget, Inc.

Term Loan, 3.25%, (USD LIBOR + 2.50%, Floor 0.75%), Maturing October 4, 2023(2)		23,262	20,609,734

Term Loan, 13.00%, (3 mo. USD LIBOR + 12.00%, Floor 1.00%), Maturing October 4, 2023		1,875	2,128,125

GVC Holdings (Gibraltar) Limited

Term Loan, 3.25%, (3 mo. USD LIBOR + 2.25%, Floor 1.00%), Maturing March 29, 2024		10,077	9,984,256

GVC Holdings PLC

Term Loan, 2.50%, (3 mo. EURIBOR + 2.50%), Maturing March 29, 2024	EUR	21,225	24,361,262

Playa Resorts Holding B.V.

Term Loan, 3.75%, (1 mo. USD LIBOR + 2.75%, Floor 1.00%), Maturing April 29, 2024		12,694	10,885,467

Sportradar Capital S.a.r.l.

Term Loan, Maturing October 27, 2027(5)	EUR	3,550	4,099,191

Stars Group Holdings B.V. (The)

Term Loan, 3.72%, (3 mo. USD LIBOR + 3.50%), Maturing July 10, 2025		17,916	17,935,025

Term Loan, 3.75%, (3 mo. EURIBOR + 3.75%), Maturing July 10, 2025	EUR	5,206	6,078,407

			$126,237,111

Nonferrous Metals / Minerals — 0.5%

American Consolidated Natural Resources, Inc.

Term Loan, 14.00%, (3 mo. USD LIBOR + 13.00%, Floor 1.00%), Maturing September 16, 2025		7,120	$5,517,947

CD&R Hydra Buyer, Inc.

Term Loan, 7.50%, (0.00% cash, 7.50% PIK), Maturing August 15, 2021(4)(8)		651	515,347

Noranda Aluminum Acquisition Corporation

Term Loan, 0.00%, Maturing February 28, 2021(7)		2,878	258,988

Oxbow Carbon, LLC

Term Loan, Maturing October 13, 2025(5)		3,725	3,669,125

Rain Carbon GmbH

Term Loan, 3.00%, (3 mo. EURIBOR + 3.00%), Maturing January 16, 2025	EUR	15,625	17,037,557

			$26,998,964

34	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2020

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Oil and Gas — 2.6%

Ameriforge Group, Inc.

Term Loan, 14.00%, (3 mo. USD LIBOR + 13.00%, Floor 1.00%), 9.00% cash, 5.00% PIK, Maturing June 8, 2022	21,644	$18,938,160

Apergy Corporation

Term Loan, 2.69%, (1 mo. USD LIBOR + 2.50%), Maturing May 9, 2025	446	431,037

Term Loan, 6.00%, (3 mo. USD LIBOR + 5.00%, Floor 1.00%), Maturing May 28, 2027	1,679	1,675,602

Blackstone CQP Holdco L.P.

Term Loan, 3.73%, (3 mo. USD LIBOR + 3.50%), Maturing September 30, 2024	11,314	11,088,050

Buckeye Partners L.P.

Term Loan, 2.90%, (1 mo. USD LIBOR + 2.75%), Maturing November 1, 2026	13,531	13,272,830

Centurion Pipeline Company, LLC

Term Loan, 4.15%, (1 mo. USD LIBOR + 4.00%), Maturing September 28, 2025	1,650	1,625,250

Term Loan, 3.40%, (1 mo. USD LIBOR + 3.25%), Maturing September 29, 2025	3,169	3,117,073

CITGO Holding, Inc.

Term Loan, 8.00%, (6 mo. USD LIBOR + 7.00%, Floor 1.00%), Maturing August 1, 2023	2,549	2,345,310

CITGO Petroleum Corporation

Term Loan, 6.00%, (6 mo. USD LIBOR + 5.00%, Floor 1.00%), Maturing March 28, 2024	21,813	20,504,443

Delek US Holdings, Inc.

Term Loan, 2.40%, (1 mo. USD LIBOR + 2.25%), Maturing March 31, 2025	3,416	3,225,531

Term Loan, 6.50%, (1 mo. USD LIBOR + 5.50%, Floor 1.00%), Maturing March 31, 2025	4,552	4,457,291

Fieldwood Energy, LLC

DIP Loan, 3.68%, Maturing August 4, 2021(3)	3,000	3,014,805

Term Loan, 0.00%, Maturing April 11, 2022(7)	20,306	5,012,946

Lealand Finance Company B.V.

Term Loan, 4.15%, (1 mo. USD LIBOR + 4.00%), 1.15% cash, 3.00 PIK, Maturing June 30, 2025	2,299	1,508,456

Matador Bidco S.a.r.l.

Term Loan, 4.90%, (1 mo. USD LIBOR + 4.75%), Maturing October 15, 2026	9,875	9,628,491

McDermott Technology Americas, Inc.

DIP Letter of Credit, 2.71%, Maturing June 28, 2024(3)	9,039	8,271,023

Term Loan, 3.14%, (1 mo. USD LIBOR + 3.00%), Maturing June 30, 2024	227	186,905

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Oil and Gas (continued)

Prairie ECI Acquiror L.P.

Term Loan, 4.90%, (1 mo. USD LIBOR + 4.75%), Maturing March 11, 2026		14,632	$13,169,169

PSC Industrial Holdings Corp.

Term Loan, 4.75%, (6 mo. USD LIBOR + 3.75%, Floor 1.00%), Maturing October 11, 2024		7,892	7,468,161

RDV Resources Properties, LLC

Term Loan, 7.50%, (1 mo. USD LIBOR + 6.50%, Floor 1.00%), Maturing March 29, 2024(4)		5,860	3,700,480

Sunrise Oil & Gas Properties, LLC

Term Loan, 8.00%, (1 mo. USD LIBOR + 7.00%, Floor 1.00%), Maturing January 17, 2023		2,139	1,935,534

Term Loan - Second Lien, 8.00%, (1 mo. USD LIBOR + 7.00%, Floor 1.00%), Maturing January 17, 2023		2,196	1,724,148

Term Loan - Third Lien, 8.00%, (1 mo. USD LIBOR + 7.00%, Floor 1.00%), Maturing January 17, 2023		2,537	1,281,397

UGI Energy Services, LLC

Term Loan, 3.90%, (1 mo. USD LIBOR + 3.75%), Maturing August 13, 2026		10,147	10,076,805

			$147,658,897

Publishing — 0.8%

Alchemy Copyrights, LLC

Term Loan, 4.00%, (1 mo. USD LIBOR + 3.25%, Floor 0.75%), Maturing August 16, 2027		3,625	$3,615,937

Ascend Learning, LLC

Term Loan, 4.75%, (1 mo. USD LIBOR + 3.75%, Floor 1.00%), Maturing July 12, 2024		2,750	2,729,375

Axel Springer S.E.

Term Loan, 5.00%, (6 mo. EURIBOR + 5.00%), Maturing December 18, 2026	EUR	2,000	2,236,128

Getty Images, Inc.

Term Loan, 4.69%, (1 mo. USD LIBOR + 4.50%), Maturing February 19, 2026		11,639	10,896,807

Term Loan, 5.00%, (1 mo. EURIBOR + 5.00%), Maturing February 19, 2026	EUR	4,000	4,351,911

LSC Communications, Inc.

Term Loan, 0.00%, Maturing September 30, 2022(7)		7,775	1,263,356

Nielsen Finance, LLC

Term Loan, 4.75%, (1 mo. USD LIBOR + 3.75%, Floor 1.00%), Maturing June 4, 2025		6,468	6,467,500

35	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2020

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Publishing (continued)

ProQuest, LLC

Term Loan, 3.65%, (1 mo. USD LIBOR + 3.50%), Maturing October 23, 2026	12,552	$12,275,179

Tweddle Group, Inc.

Term Loan, 5.50%, (1 mo. USD LIBOR + 4.50%, Floor 1.00%), Maturing September 17, 2023	2,068	1,817,484

		$45,653,677

Radio and Television — 2.1%

Diamond Sports Group, LLC

Term Loan, 3.40%, (1 mo. USD LIBOR + 3.25%), Maturing August 24, 2026	30,368	$19,008,642

Entercom Media Corp.

Term Loan, 2.65%, (1 mo. USD LIBOR + 2.50%), Maturing November 18, 2024	1,684	1,625,785

Entravision Communications Corporation

Term Loan, 2.90%, (1 mo. USD LIBOR + 2.75%), Maturing November 29, 2024	7,343	7,036,976

Hubbard Radio, LLC

Term Loan, 5.25%, (6 mo. USD LIBOR + 4.25%, Floor 1.00%), Maturing March 28, 2025	7,787	7,504,584

iHeartCommunications, Inc.

Term Loan, 3.15%, (1 mo. USD LIBOR + 3.00%), Maturing May 1, 2026	2,646	2,490,194

Nexstar Broadcasting, Inc.

Term Loan, 2.40%, (1 mo. USD LIBOR + 2.25%), Maturing January 17, 2024	16,620	16,204,063

Term Loan, 2.90%, (1 mo. USD LIBOR + 2.75%), Maturing September 18, 2026	5,019	4,901,102

Sinclair Television Group, Inc.

Term Loan, 2.40%, (1 mo. USD LIBOR + 2.25%), Maturing January 3, 2024	13,932	13,572,277

Term Loan, 2.65%, (1 mo. USD LIBOR + 2.50%), Maturing September 30, 2026	6,361	6,180,531

Terrier Media Buyer, Inc.

Term Loan, 4.40%, (1 mo. USD LIBOR + 4.25%), Maturing December 17, 2026	19,198	18,763,388

Univision Communications, Inc.

Term Loan, 3.75%, (1 mo. USD LIBOR + 2.75%, Floor 1.00%), Maturing March 15, 2024	19,952	19,364,230

		$116,651,772

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Retailers (Except Food and Drug) — 1.6%

Apro, LLC

Term Loan, 5.00%, (1 mo. USD LIBOR + 4.00%, Floor 1.00%), Maturing November 14, 2026	4,378	$4,345,311

Ascena Retail Group, Inc.

DIP Loan, 12.75%, (1 mo. USD LIBOR + 11.75%, Floor 1.00%), Maturing March 16, 2021	4,587	5,499,069

Term Loan, 0.00%, Maturing August 21, 2022(7)	13,233	4,102,102

Bass Pro Group, LLC

Term Loan, 5.75%, (3 mo. USD LIBOR + 5.00%, Floor 0.75%), Maturing September 25, 2024	13,811	13,780,619

BJ’s Wholesale Club, Inc.

Term Loan, 2.15%, (1 mo. USD LIBOR + 2.00%), Maturing February 3, 2024	1,506	1,485,501

David’s Bridal, Inc.

Term Loan, 11.00%, (3 mo. USD LIBOR + 10.00%, Floor 1.00%), 6.00% cash, 5.00% PIK, Maturing June 23, 2023	3,564	3,209,349

Term Loan, 7.00%, (3 mo. USD LIBOR + 6.00%, Floor 1.00%), Maturing June 30, 2023	4,124	3,270,729

Go Wireless, Inc.

Term Loan, 7.50%, (1 mo. USD LIBOR + 6.50%, Floor 1.00%), Maturing December 22, 2024	2,413	2,343,329

Harbor Freight Tools USA, Inc.

Term Loan, 4.00%, (1 mo. USD LIBOR + 3.25%, Floor 0.75%), Maturing October 19, 2027	10,375	10,241,256

Hoya Midco, LLC

Term Loan, 4.50%, (6 mo. USD LIBOR + 3.50%, Floor 1.00%), Maturing June 30, 2024	7,032	6,006,488

LSF9 Atlantis Holdings, LLC

Term Loan, 7.00%, (1 mo. USD LIBOR + 6.00%, Floor 1.00%), Maturing May 1, 2023	11,566	11,387,625

PetSmart, Inc.

Term Loan, 4.50%, (6 mo. USD LIBOR + 3.50%, Floor 1.00%), Maturing March 11, 2022	13,495	13,402,099

PFS Holding Corporation

Term Loan, 0.00%, Maturing January 31, 2021(7)	9,849	3,841,159

Pier 1 Imports (U.S.), Inc.

Term Loan, 0.00%, Maturing April 30, 2021(4)(7)	7,809	4,448,591

Wash MultiFamily Laundry Systems, LLC

Term Loan, 4.25%, (1 mo. USD LIBOR + 3.25%, Floor 1.00%), Maturing May 14, 2022	264	259,762

		$87,622,989

36	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2020

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Steel — 0.8%

Atkore International, Inc.

Term Loan, 3.75%, (3 mo. USD LIBOR + 2.75%, Floor 1.00%), Maturing December 22, 2023	10,383	$10,348,137

GrafTech Finance, Inc.

Term Loan, 4.50%, (1 mo. USD LIBOR + 3.50%, Floor 1.00%), Maturing February 12, 2025	7,006	6,926,955

Neenah Foundry Company

Term Loan, 10.00%, (2 mo. USD LIBOR + 9.00%, Floor 1.00%), Maturing December 13, 2022	7,493	6,556,258

Phoenix Services International, LLC

Term Loan, 4.75%, (1 mo. USD LIBOR + 3.75%, Floor 1.00%), Maturing March 1, 2025	2,661	2,554,574

Zekelman Industries, Inc.

Term Loan, 2.15%, (1 mo. USD LIBOR + 2.00%), Maturing January 24, 2027	20,348	19,804,078

		$46,190,002

Surface Transport — 0.3%

Avis Budget Car Rental, LLC

Term Loan, Maturing August 6, 2027(5)	2,500	$2,251,875

Kenan Advantage Group, Inc.

Term Loan, 4.00%, (1 mo. USD LIBOR + 3.00%, Floor 1.00%), Maturing July 31, 2022	1,959	1,895,959

Term Loan, 4.00%, (1 mo. USD LIBOR + 3.00%, Floor 1.00%), Maturing July 31, 2022	7,252	7,019,407

XPO Logistics, Inc.

Term Loan, 2.15%, (1 mo. USD LIBOR + 2.00%), Maturing February 24, 2025	4,275	4,201,970

		$15,369,211

Telecommunications — 4.5%

Cablevision Lightpath, LLC

Term Loan, Maturing September 15, 2027(5)	600	$592,125

CenturyLink, Inc.

Term Loan, 2.40%, (1 mo. USD LIBOR + 2.25%), Maturing March 15, 2027	48,545	46,823,480

Ciena Corporation

Term Loan, 1.90%, (1 mo. USD LIBOR + 1.75%), Maturing September 26, 2025	1,913	1,912,655

Colorado Buyer, Inc.

Term Loan, 4.00%, (6 mo. USD LIBOR + 3.00%, Floor 1.00%), Maturing May 1, 2024	16,236	14,242,898

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Telecommunications (continued)

Digicel International Finance Limited

Term Loan, 3.80%, (6 mo. USD LIBOR + 3.25%), Maturing May 28, 2024		14,353	$12,603,655

Gamma Infrastructure III B.V.

Term Loan, 3.50%, (6 mo. EURIBOR + 3.50%), Maturing January 9, 2025	EUR	16,287	18,454,567

Global Eagle Entertainment, Inc.

DIP Loan, 11.25%, (1 mo. USD LIBOR + 10.00%, Floor 1.25%), Maturing January 22, 2021		3,424	3,398,560

Term Loan, 0.00%, Maturing January 6, 2023(7)		21,633	15,142,844

Intelsat Jackson Holdings S.A.

DIP Loan, 5.05%, (6 mo. USD LIBOR + 5.50%, Floor 1.00%), Maturing July 13, 2022(3)		9,286	9,464,806

Term Loan, 8.00%, (USD Prime + 4.75%), Maturing November 27, 2023		15,550	15,682,828

Term Loan, 8.75%, (USD Prime + 5.50%), Maturing January 2, 2024		15,794	15,956,924

IPC Corp.

Term Loan, 5.50%, (3 mo. USD LIBOR + 4.50%, Floor 1.00%), Maturing August 6, 2021(4)		11,591	8,275,716

Level 3 Financing, Inc.

Term Loan, 1.90%, (1 mo. USD LIBOR + 1.75%), Maturing March 1, 2027		1,098	1,059,595

Onvoy, LLC

Term Loan, 5.50%, (1 mo. USD LIBOR + 4.50%, Floor 1.00%), Maturing February 10, 2024		12,569	11,956,380

SBA Senior Finance II, LLC

Term Loan, 1.90%, (1 mo. USD LIBOR + 1.75%), Maturing April 11, 2025		15,536	15,095,474

Syniverse Holdings, Inc.

Term Loan, 6.00%, (3 mo. USD LIBOR + 5.00%, Floor 1.00%), Maturing March 9, 2023		11,115	8,716,016

Telesat Canada

Term Loan, 2.90%, (1 mo. USD LIBOR + 2.75%), Maturing December 7, 2026		7,284	7,051,459

Zayo Group Holdings, Inc.

Term Loan, 3.25%, (1 mo. EURIBOR + 3.25%), Maturing March 9, 2027	EUR	3,831	4,361,100

Ziggo Financing Partnership

Term Loan, 2.65%, (1 mo. USD LIBOR + 2.50%), Maturing April 30, 2028		47,575	45,744,695

			$256,535,777

37	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2020

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Utilities — 0.4%

Brookfield WEC Holdings, Inc.

Term Loan, 3.75%, (1 mo. USD LIBOR + 3.00%, Floor 0.75%), Maturing August 1, 2025		5,250	$5,139,538

Calpine Corporation

Term Loan, 2.40%, (1 mo. USD LIBOR + 2.25%), Maturing January 15, 2024		16,480	16,108,902

Longview Power, LLC

Term Loan, 11.50%, (3 mo. USD LIBOR + 10.00%, Floor 1.50%), Maturing July 30, 2025(4)		596	477,071

			$21,725,511

Total Senior Floating-Rate Loans (identified cost $5,177,773,571)			$4,911,768,555

Corporate Bonds & Notes — 3.9%
Security		Principal Amount* (000’s omitted)	Value

Aerospace and Defense — 0.2%

Spirit AeroSystems, Inc.

5.50%, 1/15/25(9)		3,000	$3,056,250

Spirit Loyalty Cayman, Ltd./Spirit IP Cayman, Ltd.

8.00%, 9/20/25(9)		2,550	2,706,187

TransDigm, Inc.

8.00%, 12/15/25(9)		1,500	1,623,375

6.25%, 3/15/26(9)		1,500	1,565,633

			$8,951,445

Air Transport — 0.3%

Delta Air Lines, Inc.

7.00%, 5/1/25(9)		4,650	$5,079,225

Delta Air Lines, Inc./SkyMiles IP, Ltd.

4.50%, 10/20/25(9)		6,425	6,526,052

4.75%, 10/20/28(9)		6,425	6,571,339

			$18,176,616

Automotive — 0.2%

Clarios Global, L.P.

6.75%, 5/15/25(9)		2,100	$2,224,257

Clarios Global, L.P./Clarios US Finance Co.

6.25%, 5/15/26(9)		4,325	4,525,031

Tenneco, Inc.

4.875%, (3 mo. EURIBOR + 4.875%), 4/15/24(9)(10)	EUR	6,000	6,498,748

			$13,248,036

Security		Principal Amount* (000’s omitted)	Value

Building and Development — 0.1%

American Builders & Contractors Supply Co., Inc.

4.00%, 1/15/28(9)		2,975	$3,030,781

Cushman & Wakefield U.S. Borrower, LLC

6.75%, 5/15/28(9)		3,150	3,360,656

Forterra Finance, LLC/FRTA Finance Corp.

6.50%, 7/15/25(9)		900	952,313

Winnebago Industries, Inc.

6.25%, 7/15/28(9)		900	953,437

			$8,297,187

Business Equipment and Services — 0.5%

Allied Universal Holdco, LLC/Allied Universal Finance Corp.

6.625%, 7/15/26(9)		2,075	$2,173,562

Prime Security Services Borrower, LLC/Prime Finance, Inc.

5.25%, 4/15/24(9)		7,900	8,273,828

5.75%, 4/15/26(9)		15,225	16,233,656

Sabre GLBL, Inc.

7.375%, 9/1/25(9)		2,125	2,170,688

9.25%, 4/15/25(9)		2,525	2,786,969

			$31,638,703

Cable and Satellite Television — 0.1%

Altice France S.A.

5.125%, 1/15/29(9)		1,300	$1,300,390

Virgin Media Secured Finance PLC

4.50%, 8/15/30(9)		6,500	6,612,125

			$7,912,515

Chemicals and Plastics — 0.2%

INEOS Finance PLC

3.375%, 3/31/26(9)	EUR	1,250	$1,425,750

Tronox, Inc.

6.50%, 5/1/25(9)		7,000	7,393,750

			$8,819,500

Containers and Glass Products — 0.1%

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC

4.00%, 10/15/27(9)		5,150	$5,233,688

			$5,233,688

38	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2020

Portfolio of Investments — continued

Security	Principal Amount* (000’s omitted)	Value

Diversified Financial Services — 0.1%

AG Issuer, LLC

6.25%, 3/1/28(9)	4,225	$4,129,938

		$4,129,938

Drugs — 0.2%

Bausch Health Companies, Inc.

5.50%, 11/1/25(9)	8,975	$9,228,992

		$9,228,992

Ecological Services and Equipment — 0.1%

GFL Environmental, Inc.

4.25%, 6/1/25(9)	5,300	$5,415,938

		$5,415,938

Electronics / Electrical — 0.2%

LogMeIn, Inc.

5.50%, 9/1/27(9)	4,300	$4,364,500

Veritas US, Inc./Veritas Bermuda, Ltd.

7.50%, 9/1/25(9)	6,450	6,549,008

		$10,913,508

Entertainment — 0.0%(6)

Six Flags Theme Parks, Inc.

7.00%, 7/1/25(9)	2,125	$2,253,828

		$2,253,828

Food Products — 0.2%

Del Monte Foods, Inc.

11.875%, 5/15/25(9)	8,200	$8,758,625

		$8,758,625

Food / Drug Retailers — 0.2%

Fresh Market, Inc. (The)

9.75%, 5/1/23(9)	12,550	$12,032,375

		$12,032,375

Industrial Equipment — 0.0%(6)

Clark Equipment Company

5.875%, 6/1/25(9)	1,050	$1,095,281

		$1,095,281

Security	Principal Amount* (000’s omitted)	Value

Insurance — 0.0%(6)

NFP Corp.

7.00%, 5/15/25(9)	500	$530,938

		$530,938

Leisure Goods / Activities / Movies — 0.1%

SeaWorld Parks & Entertainment, Inc.

8.75%, 5/1/25(9)	2,125	$2,236,562

		$2,236,562

Machinery — 0.1%

Vertical U.S. Newco, Inc.

5.25%, 7/15/27(9)	4,150	$4,278,961

		$4,278,961

Oil and Gas — 0.2%

CITGO Petroleum Corporation

7.00%, 6/15/25(9)	10,525	$9,781,672

		$9,781,672

Packaging & Containers — 0.0%(6)

Intelligent Packaging, Ltd. Finco, Inc./Intelligent Packaging, Ltd. Co-Issuer, LLC

6.00%, 9/15/28(9)	425	$433,234

		$433,234

Radio and Television — 0.2%

iHeartCommunications, Inc.

6.375%, 5/1/26	2,896	$3,020,569

8.375%, 5/1/27	5,248	5,128,069

5.25%, 8/15/27(9)	2,125	2,101,094

4.75%, 1/15/28(9)	2,550	2,439,559

		$12,689,291

Real Estate Investment Trusts (REITs) — 0.1%

Park Intermediate Holdings, LLC/PK Domestic Property, LLC/PK Finance Co-Issuer

5.875%, 10/1/28(9)	6,425	$6,308,547

		$6,308,547

Software and Services — 0.1%

Boxer Parent Co., Inc.

7.125%, 10/2/25(9)	4,225	$4,535,791

		$4,535,791

39	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2020

Portfolio of Investments — continued

Security	Principal Amount* (000’s omitted)	Value

Telecommunications — 0.4%

CenturyLink, Inc.

4.00%, 2/15/27(9)	6,750	$6,910,312

Digicel International Finance, Ltd./Digicel Holdings Bermuda, Ltd.

8.75%, 5/25/24(9)	6,325	6,340,813

VMED O2 UK Financing I PLC

4.25%, 1/31/31(9)	8,550	8,571,375

		$21,822,500

Utilities — 0.0%(6)

Calpine Corp.

5.25%, 6/1/26(9)	2,245	$2,309,252

		$2,309,252

Total Corporate Bonds & Notes (identified cost $217,049,232)		$221,032,923

Asset-Backed Securities — 4.4%
Security	Principal Amount (000’s omitted)	Value

Alinea CLO, Ltd.

Series 2018-1A, Class D, 3.318%, (3 mo. USD LIBOR + 3.10%), 7/20/31(9)(10)	$2,500	$2,303,896

Series 2018-1A, Class E, 6.218%, (3 mo. USD LIBOR + 6.00%), 7/20/31(9)(10)	3,000	2,608,184

AMMC CLO 15, Ltd.

Series 2014-15A, Class ERR, 7.147%, (3 mo. USD LIBOR + 6.91%), 1/15/32(9)(10)	5,000	4,361,086

AMMC CLO XII, Ltd.

Series 2013-12A, Class ER, 6.423%, (3 mo. USD LIBOR + 6.18%), 11/10/30(9)(10)	3,525	2,737,617

Apidos CLO XX

Series 2015-20A, Class DR, 5.93%, (3 mo. USD LIBOR + 5.70%), 7/16/31(9)(10)	2,375	2,071,533

Ares XL CLO, Ltd.

Series 2016-40A, Class CR, 3.637%, (3 mo. USD LIBOR + 3.40%), 1/15/29(9)(10)	2,500	2,423,833

Series 2016-40A, Class DR, 6.587%, (3 mo. USD LIBOR + 6.35%), 1/15/29(9)(10)	3,500	3,143,796

Ares XLIX CLO, Ltd.

Series 2018-49A, Class D, 3.216%, (3 mo. USD LIBOR + 3.00%), 7/22/30(9)(10)	2,500	2,329,630

Series 2018-49A, Class E, 5.916%, (3 mo. USD LIBOR + 5.70%), 7/22/30(9)(10)	3,500	3,055,928

Security	Principal Amount (000’s omitted)	Value

Ares XXXIIR CLO, Ltd.

Series 2014-32RA, Class C, 3.18%, (3 mo. USD LIBOR + 2.90%), 5/15/30(9)(10)	$5,000	$4,627,860

Ares XXXVR CLO, Ltd.

Series 2015-35RA, Class E, 5.937%, (3 mo. USD LIBOR + 5.70%), 7/15/30(9)(10)	4,000	3,505,283

Babson CLO, Ltd.

Series 2015-1A, Class DR, 2.818%, (3 mo. USD LIBOR + 2.60%), 1/20/31(9)(10)	2,500	2,247,753

Series 2016-1A, Class DR, 3.259%, (3 mo. USD LIBOR + 3.05%), 7/23/30(9)(10)	1,250	1,124,249

Series 2016-1A, Class ER, 6.209%, (3 mo. USD LIBOR + 6.00%), 7/23/30(9)(10)	3,500	2,965,612

Series 2018-1A, Class C, 2.837%, (3 mo. USD LIBOR + 2.60%), 4/15/31(9)(10)	3,500	3,131,137

Bain Capital Credit CLO

Series 2018-1A, Class D, 2.909%, (3 mo. USD LIBOR + 2.70%), 4/23/31(9)(10)	5,000	4,400,671

Series 2018-1A, Class E, 5.559%, (3 mo. USD LIBOR + 5.35%), 4/23/31(9)(10)	3,000	2,432,904

Benefit Street Partners CLO V-B, Ltd.

Series 2018-5BA, Class C, 3.148%, (3 mo. USD LIBOR + 2.93%), 4/20/31(9)(10)	5,000	4,414,827

Series 2018-5BA, Class D, 6.168%, (3 mo. USD LIBOR + 5.95%), 4/20/31(9)(10)	3,500	2,892,037

Benefit Street Partners CLO VIII, Ltd.

Series 2015-8A, Class DR, 5.818%, (3 mo. USD LIBOR + 5.60%), 1/20/31(9)(10)	5,401	4,246,162

Benefit Street Partners CLO XIV, Ltd.

Series 2018-14A, Class D, 2.818%, (3 mo. USD LIBOR + 2.60%), 4/20/31(9)(10)	1,500	1,315,895

Benefit Street Partners CLO XVI, Ltd.

Series 2018-16A, Class D, 3.918%, (3 mo. USD LIBOR + 3.70%), 1/17/32(9)(10)	2,000	1,934,469

Series 2018-16A, Class E, 6.918%, (3 mo. USD LIBOR + 6.70%), 1/17/32(9)(10)	2,250	2,036,353

Benefit Street Partners CLO XVII, Ltd.

Series 2019-17A, Class E, 6.837%, (3 mo. USD LIBOR + 6.60%), 7/15/32(9)(10)	1,750	1,622,770

Betony CLO 2, Ltd.

Series 2018-1A, Class C, 3.114%, (3 mo. USD LIBOR + 2.90%), 4/30/31(9)(10)	2,500	2,282,250

Series 2018-1A, Class D, 5.864%, (3 mo. USD LIBOR + 5.65%), 4/30/31(9)(10)	4,450	3,809,078

BlueMountain CLO, Ltd.

Series 2016-3A, Class DR, 3.38%, (3 mo. USD LIBOR + 3.10%), 11/15/30(9)(10)	1,500	1,315,508

Series 2016-3A, Class ER, 6.23%, (3 mo. USD LIBOR + 5.95%), 11/15/30(9)(10)	1,500	1,182,994

40	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2020

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

BlueMountain CLO, Ltd. (continued)

Series 2018-1A, Class D, 3.264%, (3 mo. USD LIBOR + 3.05%), 7/30/30(9)(10)	$2,500	$2,191,732

Series 2018-1A, Class E, 6.164%, (3 mo. USD LIBOR + 5.95%), 7/30/30(9)(10)	2,000	1,595,933

Canyon Capital CLO, Ltd.

Series 2012-1RA, Class E, 5.937%, (3 mo. USD LIBOR + 5.70%), 7/15/30(9)(10)	4,875	4,121,493

Series 2016-1A, Class ER, 5.987%, (3 mo. USD LIBOR + 5.75%), 7/15/31(9)(10)	4,000	3,418,125

Series 2016-2A, Class ER, 6.237%, (3 mo. USD LIBOR + 6.00%), 10/15/31(9)(10)	4,500	3,805,183

Series 2017-1A, Class E, 6.487%, (3 mo. USD LIBOR + 6.25%), 7/15/30(9)(10)	3,250	2,807,025

Series 2018-1A, Class D, 3.137%, (3 mo. USD LIBOR + 2.90%), 7/15/31(9)(10)	3,000	2,733,151

Series 2018-1A, Class E, 5.987%, (3 mo. USD LIBOR + 5.75%), 7/15/31(9)(10)	2,750	2,352,233

Carlyle C17 CLO, Ltd.

Series C17A, Class CR, 3.014%, (3 mo. USD LIBOR + 2.80%), 4/30/31(9)(10)	5,000	4,507,052

Series C17A, Class DR, 6.214%, (3 mo. USD LIBOR + 6.00%), 4/30/31(9)(10)	3,500	2,900,355

Carlyle Global Market Strategies CLO, Ltd.

Series 2012-3A, Class CR2, 3.724%, (3 mo. USD LIBOR + 3.50%), 1/14/32(9)(10)	2,500	2,247,334

Series 2012-3A, Class DR2, 6.724%, (3 mo. USD LIBOR + 6.50%), 1/14/32(9)(10)	1,500	1,146,904

Series 2014-3RA, Class C, 3.167%, (3 mo. USD LIBOR + 2.95%), 7/27/31(9)(10)	1,000	855,027

Series 2014-3RA, Class D, 5.617%, (3 mo. USD LIBOR + 5.40%), 7/27/31(9)(10)	2,150	1,658,194

Series 2014-4RA, Class C, 3.137%, (3 mo. USD LIBOR + 2.90%), 7/15/30(9)(10)	2,000	1,736,581

Series 2014-4RA, Class D, 5.887%, (3 mo. USD LIBOR + 5.65%), 7/15/30(9)(10)	3,500	2,643,759

Dryden CLO, Ltd.

Series 2018-55A, Class D, 3.087%, (3 mo. USD LIBOR + 2.85%), 4/15/31(9)(10)	1,500	1,337,390

Series 2018-55A, Class E, 5.637%, (3 mo. USD LIBOR + 5.40%), 4/15/31(9)(10)	2,000	1,709,969

Dryden Senior Loan Fund

Series 2015-40A, Class DR, 3.38%, (3 mo. USD LIBOR + 3.10%), 8/15/31(9)(10)	3,000	2,860,872

Series 2015-41A, Class DR, 2.837%, (3 mo. USD LIBOR + 2.60%), 4/15/31(9)(10)	5,000	4,571,860

Series 2015-41A, Class ER, 5.537%, (3 mo. USD LIBOR + 5.30%), 4/15/31(9)(10)	1,268	1,072,805

Series 2016-42A, Class DR, 3.167%, (3 mo. USD LIBOR + 2.93%), 7/15/30(9)(10)	2,500	2,322,640

Series 2016-42A, Class ER, 5.787%, (3 mo. USD LIBOR + 5.55%), 7/15/30(9)(10)	3,500	3,074,431

Security	Principal Amount (000’s omitted)	Value

Galaxy XV CLO, Ltd.

Series 2013-15A, Class ER, 6.882%, (3 mo. USD LIBOR + 6.65%), 10/15/30(9)(10)	$2,500	$2,177,795

Galaxy XXV CLO, Ltd.

Series 2018-25A, Class D, 3.315%, (3 mo. USD LIBOR + 3.10%), 10/25/31(9)(10)	2,500	2,306,738

Series 2018-25A, Class E, 6.165%, (3 mo. USD LIBOR + 5.95%), 10/25/31(9)(10)	3,500	3,032,547

Goldentree Loan Management US CLO 5, Ltd.

Series 2019-5A, Class D, 4.068%, (3 mo. USD LIBOR + 3.85%), 10/20/32(9)(10)	1,500	1,482,662

Golub Capital Partners CLO 22B, Ltd.

Series 2015-22A, Class ER, 6.218%, (3 mo. USD LIBOR + 6.00%), 1/20/31(9)(10)	2,500	2,060,701

Golub Capital Partners CLO 37B, Ltd.

Series 2018-37A, Class D, 3.518%, (3 mo. USD LIBOR + 3.30%), 7/20/30(9)(10)	4,000	3,533,797

Series 2018-37A, Class E, 5.968%, (3 mo. USD LIBOR + 5.75%), 7/20/30(9)(10)	4,750	4,067,792

ICG US CLO, Ltd.

Series 2018-2A, Class D, 3.316%, (3 mo. USD LIBOR + 3.10%), 7/22/31(9)(10)	2,000	1,791,335

Series 2018-2A, Class E, 5.966%, (3 mo. USD LIBOR + 5.75%), 7/22/31(9)(10)	3,000	2,341,945

Kayne CLO 5, Ltd.

Series 2019-5A, Class E, 6.915%, (3 mo. USD LIBOR + 6.70%), 7/24/32(9)(10)	500	476,502

Madison Park Funding XXV, Ltd.

Series 2017-25A, Class D, 6.315%, (3 mo. USD LIBOR + 6.10%), 4/25/29(9)(10)	1,500	1,335,589

Neuberger Berman CLO XXII, Ltd.

Series 2016-22A, Class DR, 3.318%, (3 mo. USD LIBOR + 3.10%), 10/17/30(9)(10)	2,500	2,365,642

Series 2016-22A, Class ER, 6.278%, (3 mo. USD LIBOR + 6.06%), 10/17/30(9)(10)	3,000	2,698,184

Neuberger Berman Loan Advisers CLO 28, Ltd.

Series 2018-28A, Class E, 5.818%, (3 mo. USD LIBOR + 5.60%), 4/20/30(9)(10)	1,950	1,742,218

Neuberger Berman Loan Advisers CLO 30, Ltd.

Series 2018-30A, Class D, 3.868%, (3 mo. USD LIBOR + 3.65%), 1/20/31(9)(10)	2,500	2,455,613

Series 2018-30A, Class E, 6.968%, (3 mo. USD LIBOR + 6.75%), 1/20/31(9)(10)	1,000	958,436

Oaktree CLO, Ltd.

Series 2019-3A, Class D, 4.178%, (3 mo. USD LIBOR + 3.96%), 7/20/31(9)(10)	2,625	2,468,598

OHA Credit Partners VII, Ltd.

Series 2012-7A, Class ER, 7.753%, (3 mo. USD LIBOR + 7.50%), 11/20/27(9)(10)	900	863,849

41	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2020

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Palmer Square CLO, Ltd.

Series 2013-2A, Class CRR, 3.418%, (3 mo. USD LIBOR + 3.20%), 10/17/31(9)(10)	$2,500	$2,394,664

Series 2013-2A, Class DRR, 6.068%, (3 mo. USD LIBOR + 5.85%), 10/17/31(9)(10)	3,000	2,668,421

Series 2018-1A, Class C, 2.718%, (3 mo. USD LIBOR + 2.50%), 4/18/31(9)(10)	3,000	2,775,618

Series 2018-1A, Class D, 5.368%, (3 mo. USD LIBOR + 5.15%), 4/18/31(9)(10)	2,000	1,803,734

Series 2018-2A, Class D, 5.83%, (3 mo. USD LIBOR + 5.60%), 7/16/31(9)(10)	2,000	1,760,195

Regatta XIII Funding, Ltd.

Series 2018-2A, Class C, 3.337%, (3 mo. USD LIBOR + 3.10%), 7/15/31(9)(10)	2,500	2,308,727

Series 2018-2A, Class D, 6.187%, (3 mo. USD LIBOR + 5.95%), 7/15/31(9)(10)	5,000	4,257,507

Regatta XIV Funding, Ltd.

Series 2018-3A, Class D, 3.415%, (3 mo. USD LIBOR + 3.20%), 10/25/31(9)(10)	2,500	2,311,237

Series 2018-3A, Class E, 6.165%, (3 mo. USD LIBOR + 5.95%), 10/25/31(9)(10)	4,500	3,909,726

Regatta XV Funding, Ltd.

Series 2018-4A, Class D, 6.715%, (3 mo. USD LIBOR + 6.50%), 10/25/31(9)(10)	3,875	3,469,500

Southwick Park CLO, LLC

Series 2019-4A, Class E, 6.918%, (3 mo. USD LIBOR + 6.70%), 7/20/32(9)(10)	1,750	1,666,096

THL Credit Wind River CLO, Ltd.

Series 2013-1A, Class DR, 6.518%, (3 mo. USD LIBOR + 6.30%), 7/20/30(9)(10)	3,056	2,207,372

Upland CLO, Ltd.

Series 2016-1A, Class CR, 3.118%, (3 mo. USD LIBOR + 2.90%), 4/20/31(9)(10)	4,500	4,066,236

Series 2016-1A, Class DR, 6.118%, (3 mo. USD LIBOR + 5.90%), 4/20/31(9)(10)	4,625	4,005,348

Vibrant CLO IX, Ltd.

Series 2018-9A, Class C, 3.418%, (3 mo. USD LIBOR + 3.20%), 7/20/31(9)(10)	2,500	2,154,295

Series 2018-9A, Class D, 6.468%, (3 mo. USD LIBOR + 6.25%), 7/20/31(9)(10)	3,500	2,689,321

Vibrant CLO X, Ltd.

Series 2018-10A, Class C, 3.468%, (3 mo. USD LIBOR + 3.25%), 10/20/31(9)(10)	5,000	4,358,253

Series 2018-10A, Class D, 6.408%, (3 mo. USD LIBOR + 6.19%), 10/20/31(9)(10)	5,000	3,973,883

Voya CLO, Ltd.

Series 2015-3A, Class CR, 3.368%, (3 mo. USD LIBOR + 3.15%), 10/20/31(9)(10)	2,500	2,212,318

Series 2015-3A, Class DR, 6.418%, (3 mo. USD LIBOR + 6.20%), 10/20/31(9)(10)	5,500	4,520,161

Security	Principal Amount (000’s omitted)	Value

Voya CLO, Ltd. (continued)

Series 2016-3A, Class CR, 3.468%, (3 mo. USD LIBOR + 3.25%), 10/18/31(9)(10)	$2,000	$1,750,408

Series 2016-3A, Class DR, 6.298%, (3 mo. USD LIBOR + 6.08%), 10/18/31(9)(10)	3,375	2,777,897

Series 2018-1A, Class C, 2.818%, (3 mo. USD LIBOR + 2.60%), 4/19/31(9)(10)	5,000	4,406,553

Series 2018-2A, Class E, 5.487%, (3 mo. USD LIBOR + 5.25%), 7/15/31(9)(10)	2,500	2,095,934

Webster Park CLO, Ltd.

Series 2015-1A, Class CR, 3.118%, (3 mo. USD LIBOR + 2.90%), 7/20/30(9)(10)	2,000	1,874,432

Series 2015-1A, Class DR, 5.718%, (3 mo. USD LIBOR + 5.50%), 7/20/30(9)(10)	2,500	2,190,337

Total Asset-Backed Securities (identified cost $282,288,995)		$246,961,479

Common Stocks — 2.3%
Security	Shares	Value

Aerospace and Defense — 0.6%

IAP Global Services, LLC(4)(11)(12)(13)	950	$14,167,701

IAP Global Services, LLC(4)(11)(12)(13)	1,627	18,198,044

		$32,365,745

Automotive — 0.0%(6)

Dayco Products, LLC(12)(13)	88,506	$663,795

		$663,795

Business Equipment and Services — 0.1%

Crossmark Holdings, Inc.(12)(13)	88,008	$5,060,460

		$5,060,460

Chemicals and Plastics — 0.1%

Hexion Holdings Corp., Class B(12)(13)	338,679	$3,479,927

		$3,479,927

Electronics / Electrical — 0.5%

Answers Corp.(4)(13)	906,100	$670,514

Software Luxembourg Holding S.A., Class A(12)(13)	142,964	28,592,800

		$29,263,314

Health Care — 0.1%

Akorn Holding Company, LLC, Class A(12)(13)	705,631	$7,850,145

		$7,850,145

42	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2020

Portfolio of Investments — continued

Security	Shares	Value

Nonferrous Metals / Minerals — 0.0%(6)

ACNR Holdings, Inc., Class A(12)(13)	36,829	$423,533

		$423,533

Oil and Gas — 0.3%

AFG Holdings, Inc.(4)(12)(13)	498,342	$10,973,491

Fieldwood Energy, Inc.(12)(13)	51,241	5,124

Fieldwood Energy, Inc.(12)(13)	221,919	22,192

McDermott International, Ltd.(12)(13)	1,013,850	1,723,545

RDV Resources, Inc., Class A(4)(12)(13)	359,500	0

Samson Resources II, LLC, Class A(4)(13)	435,055	2,827,857

Sunrise Oil & Gas, Inc., Class A(12)(13)	321,407	2,249,849

		$17,802,058

Publishing — 0.3%

ION Media Networks, Inc.(4)(13)	28,605	$18,724,261

Tweddle Group, Inc.(4)(12)(13)	19,500	41,925

		$18,766,186

Radio and Television — 0.2%

Clear Channel Outdoor Holdings, Inc.(12)(13)	1,204,044	$1,076,415

Cumulus Media, Inc., Class A(12)(13)	551,505	2,790,615

Cumulus Media, Inc., Class B(12)(13)	93,069	511,880

iHeartMedia, Inc., Class A(12)(13)	512,034	4,208,920

		$8,587,830

Retailers (Except Food and Drug) — 0.1%

David’s Bridal, LLC(4)(12)(13)	272,023	$2,377,481

		$2,377,481

Utilities — 0.0%(6)

Longview Intermediate Holdings, LLC, Class A(4)(12)(13)	149,459	$1,209,123

		$1,209,123

Total Common Stocks (identified cost $123,865,842)		$127,849,597

Preferred Stocks — 0.1%
Security	Shares	Value

Financial Services — 0.0%(6)

DBI Investors, Inc., Series A-1(4)(12)(13)	13,348	$1,072,245

		$1,072,245

Security	Shares	Value

Nonferrous Metals / Minerals — 0.0%(6)

ACNR Holdings, Inc., 15.00% (PIK)(12)(13)	17,394	$260,910

		$260,910

Retailers (Except Food and Drug) — 0.1%

David’s Bridal, LLC, Series A, 8.00% (PIK) (4)(12)(13)	7,852	$628,160

David’s Bridal, LLC, Series B, 10.00% (PIK) (4)(12)(13)	31,998	2,590,558

		$3,218,718

Total Preferred Stocks (identified cost $2,590,558)		$4,551,873

Miscellaneous — 0.0%(6)
Security	Shares	Value

Oil and Gas — 0.0%(6)

Paragon Offshore Finance Company, Class A(12)(13)	42,177	$12,653

Paragon Offshore Finance Company, Class B(12)(13)	21,089	258,340

Total Miscellaneous (identified cost $458,685)		$270,993

Warrants — 0.0%
Security	Shares	Value

Health Care — 0.0%

THAIHOT Investment Company US Limited, Exp. 10/13/27(4)(12)(13)	246	$0

THAIHOT Investment Company US Limited, Exp. 10/13/27(4)(12)(13)	1,858	0

THAIHOT Investment Company US Limited, Exp. 10/13/27 (Contingent Warrants)(4)(12)(13)	117,852	0

		$0

Retailers (Except Food and Drug) — 0.0%

David’s Bridal, LLC, Exp. 11/26/22 (4)(12)(13)	51,888	$0

		$0

Total Warrants (identified cost $0)		$0

Exchange-Traded Funds — 0.6%
Security	Shares	Value

SPDR Blackstone/GSO Senior Loan ETF	725,000	$32,088,500

Total Exchange-Traded Funds (identified cost $33,233,902)		$32,088,500

43	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Fund

October 31, 2020

Portfolio of Investments — continued

Short-Term Investments — 3.2%
Description	Units	Value

Eaton Vance Cash Reserves Fund, LLC, 0.12%(14)	183,387,147	$183,387,147

Total Short-Term Investments (identified cost $183,387,147)		$183,387,147

Total Investments — 101.4% (identified cost $6,020,647,932)		$5,727,911,067

Less Unfunded Loan Commitments — (0.4)%		$(21,355,442)

Net Investments — 101.0% (identified cost $5,999,292,490)		$5,706,555,625

Other Assets, Less Liabilities — (1.0)%		$(57,054,176)

Net Assets — 100.0%		$5,649,501,449

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

*	In U.S. dollars unless otherwise indicated.

(1)

Senior floating-rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will typically have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are redetermined periodically by reference to a base lending rate, plus a spread. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”). Base lending rates may be subject to a floor, or minimum rate. Senior Loans are generally subject to contractual restrictions that must be satisfied before they can be bought or sold.

(2)

The stated interest rate represents the weighted average interest rate at October 31, 2020 of contracts within the senior loan facility. Interest rates on contracts are primarily redetermined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period.

(3)

Unfunded or partially unfunded loan commitments. The stated interest rate reflects the weighted average of the reference rate and spread for the funded portion, if any, and the commitment fees on the portion of the loan that is unfunded. At October 31, 2020, the total value of unfunded loan commitments is $20,573,596. See Note 1F for description.

(4)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 8).

(5)	This Senior Loan will settle after October 31, 2020, at which time the interest rate will be determined.

(6)	Amount is less than 0.05%.

(7)	Issuer is in default with respect to interest and/or principal payments. For a variable rate security, interest rate has been adjusted to reflect non-accrual status.

(8)	Fixed-rate loan.

(9)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At October 31, 2020, the aggregate value of these securities is $459,845,764 or 8.1% of the Portfolio’s net assets.

(10)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2020.

(11)	Affiliated company (see Note 7).

(12)	Non-income producing security.

(13)	Security was acquired in connection with a restructuring of a Senior Loan and may be subject to restrictions on resale.

(14)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2020.

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

EUR	120,762,020	USD	140,669,639	Standard Chartered Bank	11/3/20	$—	$(24,143)

USD	141,702,241	EUR	120,762,020	Standard Chartered Bank	11/3/20	1,056,745	—

USD	120,341,875	EUR	101,717,330	HSBC Bank USA, N.A.	11/30/20	1,806,288	—

USD	9,470,182	EUR	8,000,000	State Street Bank and Trust Company	11/30/20	147,437	—

USD	34,037,524	GBP	25,772,453	State Street Bank and Trust Company	11/30/20	643,742	—

USD	140,756,711	EUR	120,762,020	Standard Chartered Bank	12/2/20	21,328	—

USD	127,909,574	EUR	108,623,476	Goldman Sachs International	1/29/21	1,133,666	—

USD	1,472,331	EUR	1,250,000	HSBC Bank USA, N.A.	1/29/21	13,440	—

						$4,822,646	$(24,143)

44	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Fund

October 31, 2020

Portfolio of Investments — continued

Abbreviations:

DIP	–	Debtor In Possession

EURIBOR	–	Euro Interbank Offered Rate

LIBOR	–	London Interbank Offered Rate

PIK	–	Payment In Kind

Currency Abbreviations:

EUR	–	Euro

GBP	–	British Pound Sterling

USD	–	United States Dollar

45	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2020

Statement of Assets and Liabilities

Assets	October 31, 2020

Unaffiliated investments, at value (identified cost, $5,813,559,935)	$5,490,802,733

Affiliated investments, at value (identified cost, $185,732,555)	215,752,892

Cash	33,690,647

Deposits for derivatives collateral — forward foreign currency exchange contracts	1,560,000

Foreign currency, at value (identified cost, $343,864)	344,372

Interest receivable	17,380,718

Dividends receivable from affiliated investments	21,467

Receivable for investments sold	44,453,483

Receivable for open forward foreign currency exchange contracts	4,822,646

Other receivables	2,064,998

Prepaid expenses	765,336

Total assets	$5,811,659,292

Liabilities

Cash collateral due to brokers	$1,400,000

Payable for investments purchased	157,242,114

Payable for open forward foreign currency exchange contracts	24,143

Payable to affiliates:

Investment adviser fee	2,454,888

Trustees’ fees	9,087

Accrued expenses	1,027,611

Total liabilities	$162,157,843

Net Assets applicable to investors’ interest in Portfolio	$5,649,501,449

46	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2020

Statement of Operations

Investment Income	Year Ended October 31, 2020

Interest and other income	$304,513,034

Dividends	2,495,199

Dividends from affiliated investments	2,670,323

Total investment income	$309,678,556

Expenses

Investment adviser fee	$32,655,074

Trustees’ fees and expenses	108,500

Custodian fee	1,233,553

Legal and accounting services	1,028,440

Interest expense and fees	3,107,996

Miscellaneous	455,201

Total expenses	$38,588,764

Net investment income	$271,089,792

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —

Investment transactions	$(307,885,910)

Investment transactions — affiliated investments	90,902

Foreign currency transactions	(2,873,246)

Forward foreign currency exchange contracts	(16,777,822)

Net realized loss	$(327,446,076)

Change in unrealized appreciation (depreciation) —

Investments	$20,016,354

Investments — affiliated investments	3,744,566

Foreign currency	531,474

Forward foreign currency exchange contracts	9,579,698

Net change in unrealized appreciation (depreciation)	$33,872,092

Net realized and unrealized loss	$(293,573,984)

Net decrease in net assets from operations	$(22,484,192)

47	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2020

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2020	2019

From operations —

Net investment income	$271,089,792	$481,946,428

Net realized loss	(327,446,076)	(96,572,643)

Net change in unrealized appreciation (depreciation)	33,872,092	(251,472,705)

Net increase (decrease) in net assets from operations	$(22,484,192)	$133,901,080

Capital transactions —

Contributions	$266,696,978	$194,015,335

Withdrawals	(2,561,352,547)	(3,870,956,892)

Portfolio transaction fee	—	7,292,672

Net decrease in net assets from capital transactions	$(2,294,655,569)	$(3,669,648,885)

Net decrease in net assets	$(2,317,139,761)	$(3,535,747,805)

Net Assets

At beginning of year	$7,966,641,210	$11,502,389,015

At end of year	$5,649,501,449	$7,966,641,210

48	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2020

Financial Highlights

	Year Ended October 31,
Ratios/Supplemental Data	2020	2019	2018	2017	2016

Ratios (as a percentage of average daily net assets):

Expenses	0.59%	0.55%	0.54%	0.56%	0.58%

Net investment income	4.17%	5.09%	4.38%	4.07%	4.58%

Portfolio Turnover	28%	16%	30%	42%	27%

Total Return	1.18%	1.64%	5.05%	5.69%	7.10%

Net assets, end of year (000’s omitted)	$5,649,501	$7,966,641	$11,502,389	$9,795,966	$8,205,738

49	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2020

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Floating Rate Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to provide a high level of current income. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2020, Eaton Vance Floating-Rate Fund and Eaton Vance Floating-Rate & High Income Fund held an interest of 86.9% and 13.1%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Portfolio based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Portfolio. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Portfolio. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that uses various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events.

Derivatives. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average ask prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads.

Affiliated Fund. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that most fairly reflects the security’s “fair value”, which

50

Eaton Vance

Floating Rate Portfolio

October 31, 2020

Notes to Financial Statements — continued

is the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Distributions from investment companies are recorded as dividend income, capital gains or return of capital based on the nature of the distribution.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.

As of October 31, 2020, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

F  Unfunded Loan Commitments — The Portfolio may enter into certain loan agreements all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. These commitments are disclosed in the accompanying Portfolio of Investments. At October 31, 2020, the Portfolio had sufficient cash and/or securities to cover these commitments.

G  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

I  Forward Foreign Currency Exchange Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

J  When-Issued Securities and Delayed Delivery Transactions — The Portfolio may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Portfolio maintains cash and/or security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

51

Eaton Vance

Floating Rate Portfolio

October 31, 2020

Notes to Financial Statements — continued

K  Capital Transactions — To seek to protect the Portfolio (and, indirectly, other investors in the Portfolio) against the costs of accommodating investor inflows and outflows, the Portfolio imposed a fee (“Portfolio transaction fee”) on inflows and outflows by Portfolio investors during the year ended October 31, 2019. The Portfolio transaction fee was sized to cover the estimated cost to the Portfolio of, in connection with issuing interests, converting the cash and/or other instruments it receives to the desired composition and, in connection with redeeming its interests, converting Portfolio holdings to cash and/or other instruments to be distributed. Such fee was limited to amounts that had been authorized by the Board of Trustees and determined by EVM to be appropriate. The maximum Portfolio transaction fee was 2% of the amount of net contributions or withdrawals. The Portfolio transaction fee is recorded as a component of capital transactions on the Statements of Changes in Net Assets. Effective July 31, 2019, the Portfolio transaction fee was discontinued.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, and an indirect subsidiary of Eaton Vance Corp., as compensation for investment advisory services rendered to the Portfolio. Pursuant to the investment advisory agreement and subsequent fee reduction agreements between the Portfolio and BMR, the fee is computed at an annual rate of 0.575% of the Portfolio’s average daily net assets up to $1 billion, 0.525% from $1 billion but less than $2 billion, 0.490% from $2 billion but less than $5 billion, 0.460% from $5 billion but less than $10 billion, 0.435% from $10 billion but less than $15 billion, 0.415% from $15 billion but less than $20 billion, 0.400% from $20 billion but less than $25 billion and 0.390% of average daily net assets of $25 billion and over and is payable monthly. The fee reductions cannot be terminated or reduced without the approval of a majority vote of the Trustees of the Portfolio who are not interested persons of BMR or the Portfolio and by the vote of a majority of the holders of interests in the Portfolio. For the year ended October 31, 2020, the Portfolio’s investment adviser fee amounted to $32,655,074 or 0.50% of the Portfolio’s average daily net assets. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2020, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, and including maturities, paydowns and principal repayments on Senior Loans, aggregated $1,773,350,710 and $3,483,496,833, respectively, for the year ended October 31, 2020.

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Portfolio at October 31, 2020, as determined on a federal income tax basis, were as follows:

Aggregate cost	$6,009,110,414

Gross unrealized appreciation	$83,966,707

Gross unrealized depreciation	(386,521,496)

Net unrealized depreciation	$(302,554,789)

5  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 2020 is included in the Portfolio of Investments. At October 31, 2020, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

The Portfolio is subject to foreign exchange risk in the normal course of pursuing its investment objective. Because the Portfolio holds foreign currency denominated investments, the value of these investments and related receivables and payables may change due to future changes in foreign currency exchange rates. To hedge against this risk, the Portfolio enters into forward foreign currency exchange contracts.

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Eaton Vance

Floating Rate Portfolio

October 31, 2020

Notes to Financial Statements — continued

The Portfolio enters into forward foreign currency exchange contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Portfolio’s net assets below a certain level over a certain period of time, which would trigger a payment by the Portfolio for those derivatives in a liability position. At October 31, 2020, the fair value of derivatives with credit-related contingent features in a net liability position was $24,143. The aggregate fair value of assets pledged as collateral by the Portfolio for such liability was $160,000 at October 31, 2020.

The over-the-counter (OTC) derivatives in which the Portfolio invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Portfolio has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Portfolio’s net assets decline by a stated percentage or the Portfolio fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Portfolio of any net liability owed to it.

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Portfolio and/or counterparty is held in segregated accounts by the Portfolio’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as deposits for derivatives collateral and, in the case of cash pledged by a counterparty for the benefit of the Portfolio, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Portfolio as collateral, if any, are identified as such in the Portfolio of Investments. The carrying amount of the liability for cash collateral due to brokers at October 31, 2020 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 8) at October 31, 2020.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is foreign exchange risk at October 31, 2020 was as follows:

	Fair Value
Derivative	Asset Derivative		Liability Derivative

Forward foreign currency exchange contracts	$4,822,646	(1)	$(24,143	)(2)

Total Derivatives subject to master netting or similar agreements	$4,822,646		$(24,143)

(1)	Statement of Assets and Liabilities location: Receivable for open forward foreign currency exchange contracts.

(2)	Statement of Assets and Liabilities location: Payable for open forward foreign currency exchange contracts.

The Portfolio’s derivative assets and liabilities at fair value by type, which are reported gross in the Statement of Assets and Liabilities, are presented in the table above. The following tables present the Portfolio’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Portfolio for such assets and pledged by the Portfolio for such liabilities as of October 31, 2020.

Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)

Goldman Sachs International	$1,133,666	$—	$(822,757)	$—	$310,909

HSBC Bank USA, N.A.	1,819,728	—	(1,567,582)	—	252,146

Standard Chartered Bank	1,078,073	(24,143)	—	(710,000)	343,930

State Street Bank and Trust Company	791,179	—	(101,179)	(690,000)	—

	$4,822,646	$(24,143)	$(2,491,518)	$(1,400,000)	$906,985

53

Eaton Vance

Floating Rate Portfolio

October 31, 2020

Notes to Financial Statements — continued

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)

Standard Chartered Bank	$(24,143)	$24,143	$—	$—	$—

(a)	In some instances, the total collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b)	Net amount represents the net amount due from the counterparty in the event of default.

(c)	Net amount represents the net amount payable to the counterparty in the event of default.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is foreign exchange risk for the year ended October 31, 2020 was as follows:

Derivative	Realized Gain (Loss) on Derivatives Recognized in Income(1)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income(2)

Forward foreign currency exchange contracts	$(16,777,822)	$9,579,698

(1)	Statement of Operations location: Net realized gain (loss) – Forward foreign currency exchange contracts.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Forward foreign currency exchange contracts.

The average notional amount of forward foreign currency exchange contracts (based on the absolute value of notional amounts of currency purchased and currency sold) outstanding during the year ended October 31, 2020, which is indicative of the volume of this derivative type, was approximately $622,238,000.

6  Credit Facility

The Portfolio participates with another portfolio and fund managed by EVM and its affiliates in a $750 million ($875 million prior to March 9, 2020) unsecured credit facility agreement (Agreement) with a group of banks, which is in effect through March 8, 2021. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is payable on amounts borrowed overnight at the Federal Funds rate plus a margin and for all other amounts borrowed for longer periods at a base rate or LIBOR, plus a margin. Base rate is the highest of (a) the administrative agent’s prime rate, (b) the Federal Funds Rate plus a margin and (c) the one month LIBOR rate plus a margin. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of each lender’s commitment amount is allocated among the participating portfolios and fund at the end of each quarter. Also included in interest expense and fees on the Statement of Operations is approximately $1,215,000 of amortization of upfront fees paid by the Portfolio in connection with the annual renewal of the Agreement. The unamortized balance of upfront fees at October 31, 2020 is $415,320 and is included in prepaid expenses in the Statement of Assets and Liabilities. Because the credit facility is not available exclusively to the Portfolio and the maximum amount is capped, it may be unable to borrow some or all of a requested amount at any particular time. Average borrowings and the average interest rate (excluding fees) for the year ended October 31, 2020 were $17,076,503 and 4.54%, respectively.

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Eaton Vance

Floating Rate Portfolio

October 31, 2020

Notes to Financial Statements — continued

7  Investments in Affiliated Companies/Funds

An affiliated company is a company in which a fund has a direct or indirect ownership of, control of, or voting power of 5 percent or more of the outstanding voting shares, or a company that is under common ownership or control with a fund. At October 31, 2020, the value of the Portfolio’s investment in affiliated companies and funds was $215,752,892, which represents 3.8% of the Portfolio’s net assets. Transactions in affiliated companies and funds by the Portfolio for the year ended October 31, 2020 were as follows:

Name of affiliated company/fund	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Shares/ Units, end of period

Common Stocks*

IAP Global Services, LLC(1)(2)(3)	$28,587,401	$—	$—	$—	$3,778,344	$32,365,745	$—	2,577

Short Term Investments

Eaton Vance Cash Reserves Fund, LLC	373,400,052	2,214,909,576	(2,404,979,605)	90,902	(33,778)	183,387,147	2,670,323	183,387,147

Totals				$90,902	$3,744,566	$215,752,892	$2,670,323

*	The related industry is the same as the presentation in the Portfolio of Investments.

(1)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 8).

(2)	Non-income producing security.

(3)	Security was acquired in connection with a restructuring of a Senior Loan and may be subject to restrictions on resale.

8  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

55

Eaton Vance

Floating Rate Portfolio

October 31, 2020

Notes to Financial Statements — continued

At October 31, 2020, the hierarchy of inputs used in valuing the Portfolio’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3*	Total

Senior Floating-Rate Loans (Less Unfunded Loan Commitments)	$—	$4,867,541,382	$22,871,731	$4,890,413,113

Corporate Bonds & Notes	—	221,032,923	—	221,032,923

Asset-Backed Securities	—	246,961,479	—	246,961,479

Common Stocks	13,279,422	45,379,778	69,190,397	127,849,597

Preferred Stocks	—	260,910	4,290,963	4,551,873

Miscellaneous	—	270,993	—	270,993

Warrants	—	—	0	0

Exchange-Traded Funds	32,088,500	—	—	32,088,500

Short-Term Investments	—	183,387,147	—	183,387,147

Total Investments	$45,367,922	$5,564,834,612	$96,353,091	$5,706,555,625

Forward Foreign Currency Exchange Contracts	$—	$4,822,646	$—	$4,822,646

Total	$45,367,922	$5,569,657,258	$96,353,091	$5,711,378,271

Liability Description

Forward Foreign Currency Exchange Contracts	$—	$(24,143)	$—	$(24,143)

Total	$—	$(24,143)	$—	$(24,143)

*	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Portfolio.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2020 is not presented.

9  Risks and Uncertainties

Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers and issuers than in the United States.

Credit Risk

The Portfolio invests primarily in below investment grade floating-rate loans, which are considered speculative because of the credit risk of their issuers. Changes in economic conditions or other circumstances are more likely to reduce the capacity of issuers of these securities to make principal and interest payments. Such companies are more likely to default on their payments of interest and principal owed than issuers of investment grade bonds. An economic downturn generally leads to a higher non-payment rate, and a loan or other debt obligation may lose significant value before a default occurs. Lower rated investments also may be subject to greater price volatility than higher rated investments. Moreover, the specific collateral used to secure a loan may decline in value or become illiquid, which would adversely affect the loan’s value.

Pandemic Risk

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in December 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks, such as

56

Eaton Vance

Floating Rate Portfolio

October 31, 2020

Notes to Financial Statements — continued

the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, the economies of individual countries, individual companies, and the market in general, and may continue to do so in significant and unforeseen ways, as may other epidemics and pandemics that may arise in the future. Any such impact could adversely affect the Portfolio’s performance, or the performance of the securities in which the Portfolio invests.

10  Additional Information

On October 8, 2020, Morgan Stanley and Eaton Vance Corp. (“Eaton Vance”) announced that they had entered into a definitive agreement under which Morgan Stanley would acquire Eaton Vance. Under the Investment Company Act of 1940, as amended, consummation of this transaction may be deemed to result in the automatic termination of an Eaton Vance Fund’s investment advisory agreement, and, where applicable, any related sub-advisory agreement. On November 24, 2020, the Portfolio’s Board approved a new investment advisory agreement. The new investment advisory agreement will be presented to Portfolio interest holders for approval, and, if approved, would take effect upon consummation of the transaction. A special joint meeting of Portfolio interest holders will be held on February 18, 2021, at which the proposed investment advisory agreement for the Portfolio will be submitted for approval.

57

Eaton Vance

Floating Rate Portfolio

October 31, 2020

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Eaton Vance Floating Rate Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Eaton Vance Floating Rate Portfolio (the “Portfolio”), including the portfolio of investments, as of October 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of October 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities and senior loans owned as of October 31, 2020, by correspondence with the custodian, brokers and selling or agent banks; when replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 17, 2020

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

58

Eaton Vance

Floating-Rate Fund

October 31, 2020

Liquidity Risk Management Program

The Fund has implemented a written liquidity risk management program (Program) and related procedures to manage its liquidity in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (Liquidity Rule). The Liquidity Rule defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Fund’s Board of Trustees/Directors has designated the investment adviser to serve as the administrator of the Program and the related procedures. The administrator has established a Liquidity Risk Management Oversight Committee (Committee) to perform the functions necessary to administer the Program. As part of the Program, the administrator is responsible for identifying illiquid investments and categorizing the relative liquidity of the Fund’s investments in accordance with the Liquidity Rule. Under the Program, the administrator assesses, manages, and periodically reviews the Fund’s liquidity risk, and is responsible for making certain reports to the Fund’s Board of Trustees/Directors and the Securities and Exchange Commission (SEC) regarding the liquidity of the Fund’s investments, and to notify the Board of Trustees/Directors and the SEC of certain liquidity events specified in the Liquidity Rule. The liquidity of the Fund’s portfolio investments is determined based on a number of factors including, but not limited to, relevant market, trading and investment-specific considerations under the Program.

At a meeting of the Fund’s Board of Trustees/Directors, the Committee provided a written report to the Fund’s Board of Trustees/Directors pertaining to the operation, adequacy, and effectiveness of implementation of the Program, as well as the operation of the highly liquid investment minimum (if applicable) for the period December 1, 2018 through December 31, 2019 (Review Period). The Program operated effectively during the Review Period, supporting the administrator’s ability to assess, manage and monitor Fund liquidity risk, including during periods of market volatility and net redemptions. During the Review Period, the Fund met redemption requests on a timely basis.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

59

Eaton Vance

Floating-Rate Fund

October 31, 2020

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Eaton Vance Floating Rate Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 143 portfolios (with the exception of Messrs. Faust and Wennerholm and Ms. Frost who oversee 142 portfolios) in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Trust/Portfolio Position(s)	Trustee Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 142 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolio.

Other Directorships in the Last Five Years. Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Other Directorships in the Last Five Years. None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Other Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Other Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Other Directorships in the Last Five Years. Director of DraftKings, Inc. (digital sports entertainment and gaming company) (since September 2020). Director of Groupon, Inc. (e-commerce provider) (since April 2020). Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Formerly, Director of Dynex Capital, Inc. (mortgage REIT) (2013-2020).

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Eaton Vance

Floating-Rate Fund

October 31, 2020

Management and Organization — continued

Name and Year of Birth	Trust/Portfolio Position(s)	Trustee Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson) and 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Other Directorships in the Last Five Years. None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Other Directorships in the Last Five Years. None.

Keith Quinton 1958	Trustee	2018

Private investor, researcher and lecturer. Independent Investment Committee Member at New Hampshire Retirement System (since 2017). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Other Directorships in the Last Five Years. Director (since 2016) and Chairman (since 2019) of New Hampshire Municipal Bond Bank.

Marcus L. Smith 1966	Trustee	2018

Private investor. Member of Posse Boston Advisory Board (foundation) (since 2015). Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Other Directorships in the Last Five Years. Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Director of Ascot Group Limited and certain of its subsidiaries (insurance and reinsurance) (since 2018). Formerly, Director of Hagerty Holding Corp. (insurance and reinsurance) (2015-2018). Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Other Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Scott E. Wennerholm 1959	Trustee	2016

Private Investor. Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Other Directorships in the Last Five Years. None.

Name and Year of Birth	Trust/Portfolio Position(s)	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees

Eric A. Stein 1980	President	2020	Vice President and Chief Investment Officer, Fixed Income of EVM and BMR. Prior to November 1, 2020, Mr. Stein was a co-Director of Eaton Vance’s Global Income Investments. Also Vice President of Calvert Research and Management (“CRM”).

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of CRM.

61

Eaton Vance

Floating-Rate Fund

October 31, 2020

Management and Organization — continued

Name and Year of Birth	Trust/Portfolio Position(s)	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees (continued)

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

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Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each entity listed below has adopted a privacy policy and procedures (“Privacy Program”) Eaton Vance believes is reasonably designed to protect your personal information and to govern when and with whom Eaton Vance may share your personal information.

•

At the time of opening an account, Eaton Vance generally requires you to provide us with certain information such as name, address, social security number, tax status, account numbers, and account balances. This information is necessary for us to both open an account for you and to allow us to satisfy legal requirements such as applicable anti-money laundering reviews and know-your-customer requirements.

•

On an ongoing basis, in the normal course of servicing your account, Eaton Vance may share your information with unaffiliated third parties that perform various services for Eaton Vance and/or your account. These third parties include transfer agents, custodians, broker/dealers and our professional advisers, including auditors, accountants, and legal counsel. Eaton Vance may additionally share your personal information with our affiliates.

•	We believe our Privacy Program is reasonably designed to protect the confidentiality of your personal information and to prevent unauthorized access to that information.

•

We reserve the right to change our Privacy Program at any time upon proper notification to you. You may want to review our Privacy Program periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of protecting your personal information applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, and Calvert Funds. This Privacy Notice supersedes all previously issued privacy disclosures. For more information about our Privacy Program or about how your personal information may be used, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

63

This Page Intentionally Left Blank

Investment Adviser of Eaton Vance Floating Rate Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Administrator of Eaton Vance Floating-Rate Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*

FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

1044    10.31.20

Eaton Vance

Floating-Rate Advantage Fund

Annual Report

October 31, 2020

Important Note. Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (eatonvance.com/funddocuments), and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you are a direct investor, you may elect to receive shareholder reports and other communications from the Fund electronically by signing up for e-Delivery at eatonvance.com/edelivery. If you own your shares through a financial intermediary (such as a broker-dealer or bank), you must contact your financial intermediary to sign up.

You may elect to receive all future Fund shareholder reports in paper free of charge. If you are a direct investor, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-262-1122. If you own these shares through a financial intermediary, you must contact your financial intermediary or follow instructions included with this disclosure, if applicable, to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Eaton Vance funds held directly or to all funds held through your financial intermediary, as applicable.

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The investment adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator. The adviser is also registered as a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2020

Eaton Vance

Floating-Rate Advantage Fund

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2020

Management’s Discussion of Fund Performance1

Economic and Market Conditions

The 12-month period ended October 31, 2020, was dominated by the outbreak of the novel coronavirus in China, which turned into a global pandemic that ended the longest-ever U.S. economic expansion and led to a dramatic decline in economic activity across the globe.

The first two months of the period, however, were relatively benign, with senior loan prices staying above $95 and appreciating in November and December.

The first signs of trouble appeared in late January 2020, as coronavirus headlines rattled investor nerves across capital markets. Loan prices, however, continued to remain firm through January, and retail fund flows turned positive for the first time in 16 months. But in the last week of February, as investors digested the potential economic effects of the spreading pandemic in the U.S., a global sell-off unfolded across both equity and credit markets at large, including the market for senior loans.

March proved to be the worst month of the period for the loan asset class, and was the second-worst month in the loan market’s history. The S&P/LSTA Leveraged Loan Index (the Index), a broad measure of the asset class, returned -12.37% against the backdrop of a global slide in capital markets amid investors’ flight to safety. As investors withdrew $14.7 billion from retail loan funds during the month, the average price of loans in the Index bottomed at $76.23 on March 23.

Beginning in the last week of March, however, credit markets, including senior loans, turned a corner as central banks around the world stepped in to shore up capital markets. The U.S. Federal Reserve cut its benchmark federal funds rate to 0.00%-0.25% and announced a spectrum of support measures to help credit markets worldwide. In response, the loan market began a rally that continued through the end of the period, with the Index returning 9.70% for the quarter ended June 30, 2020, and 4.14% for the quarter ended September 30, 2020.

Technical factors were also a tailwind for loans as demand outpaced supply for most of the period. Contributing factors included seven months of easing retail fund redemptions from April through October 2020, and an increase in institutional demand for structured loan products. By period-end, the average price of loans had risen to $93.17 — a dramatic increase from its March low, but still shy of its $96.72 level at the start of 2020.

For the period as a whole, BBB rated loans in the Index returned 0.28%; BB rated loans in the Index returned -0.60%; B rated loans in the Index returned 3.13%; CCC rated loans in the Index returned -1.41%; D rated (defaulted) loans in the Index returned -47.77%; and the Index overall returned 1.72%. Issuer fundamentals deteriorated in response to the global economic slowdown, with the trailing 12-month default rate rising from 1.43% at the beginning of the period to 4.11% at period-end — approximately one percentage point above the long-term average.

Fund Performance

For the 12-month period ended October 31, 2020, Eaton Vance Floating-Rate Advantage Fund (the Fund) returned -0.05% for Class A shares at net asset value (NAV), underperforming its benchmark, the Index, which returned 1.72%.

The Index is unmanaged, and returns do not reflect any applicable sales charges, commissions, expenses, or leverage.

The Fund has historically tended to maintain underweight exposures, relative to the Index, to lower credit segments of the market, namely the CCC and D (defaulted) rating tiers within the Index. This positioning may help the Fund experience limited credit losses over the long run, but may detract from relative performance versus the Index in times when lower quality loans perform well. This underweight to lower quality loans, which tend to have higher coupon yields, may also result in a lower average coupon yield for the Fund relative to the Index.

During the period, the Fund’s overweight position in higher quality BB rated loans, which generally underperformed the Index, detracted from Fund performance versus the Index.

The Fund’s use of investment leverage, which is not employed by the Index, detracted from performance versus the Index as well. The Fund uses leverage to achieve additional exposure to the loan market, thus, magnifying exposure to the Fund’s underlying investments in both up and down markets. During a period when loan prices fell for the period as a whole, leverage magnified the decline in value of the Fund’s underlying holdings.

On an industry basis, the Fund’s underweight exposure to the health care industry, which experienced increased demand during the pandemic, detracted from Fund performance versus the Index. Security selections in the oil & gas and the electronics/electrical industries also hurt relative performance during the period.

In contrast, an overweight position in the drugs industry — which benefited from the search for COVID-19 vaccines and treatments — and an underweight position in the air transport industry — where demand nearly disappeared in the initial surge of the pandemic — contributed to Fund performance versus the Index during the period. Security selections in the business equipment and services and the leisure goods/activities/ movies industries helped relative performance as well.

In addition, the Fund’s cash position benefited relative performance when loan prices declined in the first quarter of 2020 and was an overall contributor to Fund performance versus the Index during the period.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2020

Performance2,3

Portfolio Managers Craig P. Russ and Andrew N. Sveen, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years

Advisers Class at NAV	03/15/2008	08/04/1989	–0.05%	4.02%	4.27%
Class A at NAV	03/17/2008	08/04/1989	–0.05	4.00	4.27
Class A with 2.25% Maximum Sales Charge	—	—	–2.28	3.53	4.03
Class C at NAV	03/15/2008	08/04/1989	–0.56	3.48	3.74
Class C with 1% Maximum Sales Charge	—	—	–1.52	3.48	3.74
Class I at NAV	03/15/2008	08/04/1989	0.20	4.28	4.53
Class R6 at NAV	05/31/2019	08/04/1989	0.16	4.28	4.52

S&P/LSTA Leveraged Loan Index	—	—	1.72%	4.09%	4.11%

% Total Annual Operating Expense Ratios[4]	Advisers Class	Class A	Class C	Class I	Class R6

	1.87%	1.87%	2.37%	1.62%	1.56%

% Total Leverage[5]

Borrowings					21.36%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment[3]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge

Advisers Class	$10,000	10/31/2010	$15,192	N.A.
Class C	$10,000	10/31/2010	$14,447	N.A.
Class I	$250,000	10/31/2010	$389,336	N.A.
Class R6	$1,000,000	10/31/2010	$1,557,006	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2020

Fund Profile6

Top 10 Issuers (% of total investments)7

Virgin Media SFA Finance Limited	1.3%

TransDigm, Inc.	1.2

Ziggo B.V.	1.1

SolarWinds Holdings, Inc.	1.0

Asurion, LLC	1.0

Informatica, LLC	1.0

CenturyLink, Inc.	1.0

Go Daddy Operating Company, LLC	0.9

Hyland Software, Inc.	0.9

UPC Broadband Holding B.V.	0.9

Total	10.3%

Credit Quality (% of bonds, loans and asset-backed securities)8

Top 10 Sectors (% of total investments)7

Electronics/Electrical	16.0%

Business Equipment and Services	7.0

Health Care	6.8

Telecommunications	4.9

Drugs	4.5

Cable and Satellite Television	4.5

Asset-Backed Securities	4.3

Leisure Goods/Activities/Movies	4.3

Industrial Equipment	3.7

Food Products	3.4

Total	59.4%

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2020

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

S&P/LSTA Leveraged Loan Index is an unmanaged index of the institutional leveraged loan market. S&P/LSTA Leveraged Loan indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® is a registered trademark of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); LSTA is a trademark of Loan Syndications and Trading Association, Inc. S&P DJI, Dow Jones, their respective affiliates and their third party licensors do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class R6 is linked to Class I. Performance presented in the Financial Highlights included in the financial statements is not linked.

[4]	Source: Fund prospectus. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]

Total leverage is shown as a percentage of the Fund’s aggregate net assets plus borrowings outstanding. The Fund employs leverage through borrowings. Use of leverage creates an opportunity for income, but creates risks including greater volatility of NAV. The cost of borrowings rises and falls with changes in short-term interest rates. The Fund may be required to maintain prescribed asset coverage for its borrowings and may be required to reduce its borrowings at an inopportune time.

[6]	Fund invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund. References to investments are to the Portfolio’s holdings.

[7]	Excludes cash and cash equivalents.

[8]

Credit ratings are categorized using S&P Global Ratings (“S&P”). Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. Holdings designated as “Not Rated” (if any) are not rated by S&P.

Fund profile subject to change due to active management.

5

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2020

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2020 – October 31, 2020).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/20)	Ending Account Value (10/31/20)	Expenses Paid During Period* (5/1/20 – 10/31/20)	Annualized Expense Ratio

Actual
Advisers Class	$1,000.00	$1,105.60	$7.57	1.43%
Class A	$1,000.00	$1,105.60	$7.52	1.42%
Class C	$1,000.00	$1,103.00	$10.20	1.93%
Class I	$1,000.00	$1,107.00	$6.20	1.17%
Class R6	$1,000.00	$1,107.30	$5.93	1.12%

Hypothetical
(5% return per year before expenses)
Advisers Class	$1,000.00	$1,017.90	$7.25	1.43%
Class A	$1,000.00	$1,018.00	$7.20	1.42%
Class C	$1,000.00	$1,015.40	$9.78	1.93%
Class I	$1,000.00	$1,019.30	$5.94	1.17%
Class R6	$1,000.00	$1,019.50	$5.69	1.12%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2020. The Example reflects the expenses of both the Fund and the Portfolio.

6

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2020

Statement of Assets and Liabilities

Assets	October 31, 2020

Investment in Senior Debt Portfolio, at value (identified cost, $5,706,687,690)	$5,347,730,551

Receivable for Fund shares sold	6,406,106

Total assets	$5,354,136,657

Liabilities

Payable for Fund shares redeemed	$19,723,896

Distributions payable	3,864,145

Payable to affiliates:

Administration fee	456,671

Distribution and service fees	594,373

Trustees’ fees	42

Accrued expenses	978,824

Total liabilities	$25,617,951

Net Assets	$5,328,518,706

Sources of Net Assets

Paid-in capital	$6,221,737,776

Accumulated loss	(893,219,070)

Total	$5,328,518,706

Advisers Class Shares

Net Assets	$64,551,140

Shares Outstanding	6,411,199

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$10.07

Class A Shares

Net Assets	$1,175,942,021

Shares Outstanding	116,766,860

Net Asset Value and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$10.07

Maximum Offering Price Per Share

(100 ÷ 97.75 of net asset value per share)	$10.30

Class C Shares

Net Assets	$508,535,287

Shares Outstanding	50,585,203

Net Asset Value and Offering Price Per Share*

(net assets ÷ shares of beneficial interest outstanding)	$10.05

Class I Shares

Net Assets	$3,545,675,956

Shares Outstanding	352,122,922

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$10.07

Class R6 Shares

Net Assets	$33,814,302

Shares Outstanding	3,359,676

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$10.06

On sales of $100,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

7	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2020

Statement of Operations

Investment Income	Year Ended October 31, 2020

Interest and other income allocated from Portfolio	$362,486,051

Dividends allocated from Portfolio	3,408,078

Expenses, excluding interest expense, allocated from Portfolio	(34,132,661)

Interest expense allocated from Portfolio	(36,532,121)

Total investment income from Portfolio	$295,229,347

Expenses

Administration fee	$6,061,913

Distribution and service fees

Advisers Class	240,544

Class A	3,133,973

Class C	4,684,195

Trustees’ fees and expenses	500

Custodian fee	60,926

Transfer and dividend disbursing agent fees	3,747,507

Legal and accounting services	130,455

Printing and postage	434,139

Registration fees	265,729

Miscellaneous	62,950

Total expenses	$18,822,831

Net investment income	$276,406,516

Realized and Unrealized Gain (Loss) from Portfolio

Net realized gain (loss) —

Investment transactions	$(387,909,488)

Foreign currency transactions	(3,094,563)

Forward foreign currency exchange contracts	(15,492,443)

Net realized loss	$(406,496,494)

Change in unrealized appreciation (depreciation) —

Investments	$(1,694,233)

Foreign currency	646,685

Forward foreign currency exchange contracts	10,539,514

Net change in unrealized appreciation (depreciation)	$9,491,966

Net realized and unrealized loss	$(397,004,528)

Net decrease in net assets from operations	$(120,598,012)

8	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2020

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2020	2019

From operations —

Net investment income	$276,406,516	$457,570,456

Net realized loss	(406,496,494)	(65,684,094)

Net change in unrealized appreciation (depreciation)	9,491,966	(282,243,557)

Net increase (decrease) in net assets from operations	$(120,598,012)	$109,642,805

Distributions to shareholders —

Advisers Class	$(4,578,589)	$(8,505,750)

Class A	(58,199,875)	(81,817,211)

Class B	—	(67,772)

Class C	(26,006,092)	(43,286,960)

Class I	(199,604,518)	(323,568,039)

Class R6	(1,212,525)	(232	)(1)

Total distributions to shareholders	$(289,601,599)	$(457,245,964)

Transactions in shares of beneficial interest —

Proceeds from sale of shares

Advisers Class	$15,531,267	$52,985,257

Class A	268,866,314	368,743,874

Class B	—	11,194

Class C	71,436,515	128,232,965

Class I	2,204,635,029	2,452,493,994

Class R6	42,086,130	10,000	(1)

Net asset value of shares issued to shareholders in payment of distributions declared

Advisers Class	4,524,211	8,441,832

Class A	49,780,266	72,477,500

Class B	—	50,528

Class C	22,160,327	36,564,941

Class I	158,270,743	265,788,131

Class R6	1,211,516	232	(1)

Cost of shares redeemed

Advisers Class	(83,569,621)	(136,222,046)

Class A	(511,916,325)	(1,048,133,962)

Class B	—	(351,463)

Class C	(280,925,656)	(327,137,740)

Class I	(3,435,101,102)	(4,967,318,826)

Class R6	(7,775,878)	—

Net asset value of shares converted(2)

Class A	18,549,370	239,244,578

Class B	—	(2,227,309)

Class C	(18,549,370)	(237,017,269)

Net decrease in net assets from Fund share transactions	$(1,480,786,264)	$(3,093,363,589)

Net decrease in net assets	$(1,890,985,875)	$(3,440,966,748)

Net Assets

At beginning of year	$7,219,504,581	$10,660,471,329

At end of year	$5,328,518,706	$7,219,504,581

(1)	For the period from the commencement of operations, May 31, 2019, to October 31, 2019.

(2)	Includes the conversion of Class B to Class A shares at the close of business on October 15, 2019 upon the termination of Class B.

9	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2020

Financial Highlights

	Advisers Class

	Year Ended October 31,
	2020	2019	2018	2017	2016

Net asset value — Beginning of year	$10.550	$10.940	$10.910	$10.740	$10.470

Income (Loss) From Operations

Net investment income(1)	$0.457	$0.558	$0.493	$0.463	$0.527

Net realized and unrealized gain (loss)	(0.473)	(0.390)	0.029	0.170	0.270

Total income (loss) from operations	$(0.016)	$0.168	$0.522	$0.633	$0.797

Less Distributions

From net investment income	$(0.464)	$(0.558)	$(0.492)	$(0.463)	$(0.527)

Total distributions	$(0.464)	$(0.558)	$(0.492)	$(0.463)	$(0.527)

Net asset value — End of year	$10.070	$10.550	$10.940	$10.910	$10.740

Total Return(2)	(0.05)%	1.59%	4.88%	5.99%	7.93%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$64,551	$139,516	$221,484	$148,322	$127,613

Ratios (as a percentage of average daily net assets):(3)

Expenses excluding interest and fees	1.00%	0.99%	0.96%	0.95%	1.03%

Interest and fee expense	0.63%	0.87%	0.44%	0.34%	0.44%

Total expenses	1.63%	1.86%	1.40%	1.29%	1.47%

Net investment income	4.50%	5.21%	4.51%	4.26%	5.10%

Portfolio Turnover of the Portfolio	30%	17%	29%	39%	38%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

10	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2020

Financial Highlights — continued

	Class A

	Year Ended October 31,
	2020	2019	2018	2017	2016

Net asset value — Beginning of year	$10.550	$10.950	$10.910	$10.740	$10.480

Income (Loss) From Operations

Net investment income(1)	$0.447	$0.559	$0.493	$0.462	$0.527

Net realized and unrealized gain (loss)	(0.463)	(0.401)	0.039	0.171	0.261

Total income (loss) from operations	$(0.016)	$0.158	$0.532	$0.633	$0.788

Less Distributions

From net investment income	$(0.464)	$(0.558)	$(0.492)	$(0.463)	$(0.528)

Total distributions	$(0.464)	$(0.558)	$(0.492)	$(0.463)	$(0.528)

Net asset value — End of year	$10.070	$10.550	$10.950	$10.910	$10.740

Total Return(2)	(0.05)%	1.50%	4.97%	5.99%	7.83%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$1,175,942	$1,426,205	$1,856,836	$1,553,486	$1,524,471

Ratios (as a percentage of average daily net assets):(3)

Expenses excluding interest and fees	0.99%	0.99%	0.96%	0.94%	1.03%

Interest and fee expense	0.60%	0.88%	0.44%	0.34%	0.44%

Total expenses	1.59%	1.87%	1.40%	1.28%	1.47%

Net investment income	4.44%	5.21%	4.50%	4.26%	5.10%

Portfolio Turnover of the Portfolio	30%	17%	29%	39%	38%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

11	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2020

Financial Highlights — continued

	Class C

	Year Ended October 31,
	2020	2019	2018	2017	2016

Net asset value — Beginning of year	$10.530	$10.920	$10.890	$10.720	$10.460

Income (Loss) From Operations

Net investment income(1)	$0.397	$0.503	$0.436	$0.408	$0.474

Net realized and unrealized gain (loss)	(0.464)	(0.390)	0.030	0.170	0.261

Total income (loss) from operations	$(0.067)	$0.113	$0.466	$0.578	$0.735

Less Distributions

From net investment income	$(0.413)	$(0.503)	$(0.436)	$(0.408)	$(0.475)

Total distributions	$(0.413)	$(0.503)	$(0.436)	$(0.408)	$(0.475)

Net asset value — End of year	$10.050	$10.530	$10.920	$10.890	$10.720

Total Return(2)	(0.56)%	1.08%	4.36%	5.47%	7.30%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$508,535	$754,873	$1,192,124	$1,153,754	$1,101,121

Ratios (as a percentage of average daily net assets):(3)

Expenses excluding interest and fees	1.50%	1.49%	1.46%	1.45%	1.53%

Interest and fee expense	0.60%	0.87%	0.44%	0.34%	0.44%

Total expenses	2.10%	2.36%	1.90%	1.79%	1.97%

Net investment income	3.95%	4.71%	4.00%	3.76%	4.60%

Portfolio Turnover of the Portfolio	30%	17%	29%	39%	38%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

12	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2020

Financial Highlights — continued

	Class I

	Year Ended October 31,
	2020	2019	2018	2017	2016

Net asset value — Beginning of year	$10.550	$10.940	$10.910	$10.740	$10.470

Income (Loss) From Operations

Net investment income(1)	$0.474	$0.586	$0.521	$0.489	$0.551

Net realized and unrealized gain (loss)	(0.465)	(0.392)	0.028	0.171	0.271

Total income from operations	$0.009	$0.194	$0.549	$0.660	$0.822

Less Distributions

From net investment income	$(0.489)	$(0.584)	$(0.519)	$(0.490)	$(0.552)

Total distributions	$(0.489)	$(0.584)	$(0.519)	$(0.490)	$(0.552)

Net asset value — End of year	$10.070	$10.550	$10.940	$10.910	$10.740

Total Return(2)	0.20%	1.84%	5.14%	6.26%	8.19%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$3,545,676	$4,898,901	$7,387,447	$4,773,140	$2,409,972

Ratios (as a percentage of average daily net assets):(3)

Expenses excluding interest and fees	0.75%	0.74%	0.71%	0.70%	0.78%

Interest and fee expense	0.60%	0.88%	0.44%	0.34%	0.44%

Total expenses	1.35%	1.62%	1.15%	1.04%	1.22%

Net investment income	4.70%	5.47%	4.76%	4.50%	5.33%

Portfolio Turnover of the Portfolio	30%	17%	29%	39%	38%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

13	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2020

Financial Highlights — continued

	Class R6
	Year Ended October 31, 2020	Period Ended October 31, 2019(1)

Net asset value — Beginning of period	$10.550	$10.740

Income (Loss) From Operations

Net investment income(2)	$0.460	$0.247

Net realized and unrealized loss	(0.455)	(0.190)

Total income from operations	$0.005	$0.057

Less Distributions

From net investment income	$(0.495)	$(0.247)

Total distributions	$(0.495)	$(0.247)

Net asset value — End of period	$10.060	$10.550

Total Return(3)	0.16%	0.53	%(4)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$33,814	$10

Ratios (as a percentage of average daily net assets):(5)

Expenses excluding interest and fees	0.68%	0.62	%(6)

Interest and fee expense	0.55%	0.94	%(6)

Total expenses	1.23%	1.56	%(6)

Net investment income	4.63%	5.48	%(6)

Portfolio Turnover of the Portfolio	30%	17	%(4)(7)

(1)	For the period from the commencement of operations, May 31, 2019, to October 31, 2019.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Not annualized.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)	Annualized.

(7)	For the year ended October 31, 2019.

14	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2020

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Floating-Rate Advantage Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers five classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Effective January 25, 2019, Class C shares generally automatically convert to Class A shares ten years after their purchase and, effective November 5, 2020, automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. The Advisers Class, Class I and Class R6 shares are generally sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Sub-accounting, recordkeeping and similar administrative fees payable to financial intermediaries, which are a component of transfer and dividend disbursing agent fees on the Statement of Operations, are not allocated to Class R6 shares. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Senior Debt Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (98.1% at October 31, 2020). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of October 31, 2020, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

G  Other — Investment transactions are accounted for on a trade date basis.

2  Distributions to Shareholders and Income Tax Information

The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are generally paid monthly. Distributions of realized capital gains are made at least annually. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As

15

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2020

Notes to Financial Statements — continued

required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2020 and October 31, 2019 was as follows:

	Year Ended October 31,
	2020	2019

Ordinary income	$289,601,599	$457,245,964

During the year ended October 31, 2020, accumulated loss was increased by $1,168,117 and paid-in capital was increased by $1,168,117 due to the Fund’s use of equalization accounting. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassification had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2020, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed ordinary income	$12,484,233

Deferred capital losses	$(514,595,811)

Net unrealized depreciation	$(387,243,347)

Distributions payable	$(3,864,145)

At October 31, 2020, the Fund, for federal income tax purposes, had deferred capital losses of $514,595,811 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at October 31, 2020, $426,611,970 are long-term and $87,983,841 are short-term.

3  Transactions with Affiliates

The administration fee is earned by Eaton Vance Management (EVM), a wholly-owned subsidiary of Eaton Vance Corp., as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.10% of the Fund’s average daily net assets. For the year ended October 31, 2020, the administration fee amounted to $6,061,913. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report. EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2020, EVM earned $88,420 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $43,539 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2020. EVD also received distribution and service fees from Advisers Class, Class A, and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for the Advisers Class shares and Class A shares (Advisers/Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Advisers/Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Advisers Class and Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2020 amounted to $240,544 for Advisers Class shares and $3,133,973 for Class A shares.

The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.60% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2020, the Fund paid or accrued to EVD $3,747,356 for Class C shares.

16

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2020

Notes to Financial Statements — continued

Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.15% per annum of its average daily net assets attributable to Class C shares. Although there is no present intention to do so, Class C shares could pay service fees of up to 0.25% annually upon Trustee approval. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2020 amounted to $936,839 for Class C shares.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within 12 months of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended October 31, 2020, the Fund was informed that EVD received approximately $124,000 and $87,000 of CDSCs paid by Class A and Class C shareholders, respectively.

6  Investment Transactions

For the year ended October 31, 2020, increases and decreases in the Fund’s investment in the Portfolio aggregated $559,119,591 and $2,360,441,187, respectively.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Advisers Class	2020	2019

Sales	1,506,095	4,932,149

Issued to shareholders electing to receive payments of distributions in Fund shares	446,474	790,265

Redemptions	(8,764,547)	(12,739,183)

Net decrease	(6,811,978)	(7,016,769)

	Year Ended October 31,
Class A	2020	2019

Sales	26,562,612	34,376,772

Issued to shareholders electing to receive payments of distributions in Fund shares	4,940,616	6,781,012

Redemptions	(51,751,260)	(98,071,392)

Converted from Class B shares	—	208,865

Converted from Class C shares	1,873,008	22,203,520

Net decrease	(18,375,024)	(34,501,223)

17

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2020

Notes to Financial Statements — continued

Class B		Year Ended October 31, 2019(1)

Sales		1,046

Issued to shareholders electing to receive payments of distributions in Fund shares		4,718

Redemptions		(32,715)

Converted to Class A shares		(208,281)

Net decrease		(235,232)

	Year Ended October 31,
Class C	2020	2019

Sales	6,985,491	11,974,968

Issued to shareholders electing to receive payments of distributions in Fund shares	2,202,240	3,428,531

Redemptions	(28,390,581)	(30,640,144)

Converted to Class A shares	(1,876,097)	(22,222,654)

Net decrease	(21,078,947)	(37,459,299)

	Year Ended October 31,
Class I	2020	2019

Sales	221,694,022	228,820,280

Issued to shareholders electing to receive payments of distributions in Fund shares	15,682,962	24,872,407

Redemptions	(349,518,761)	(464,448,589)

Net decrease	(112,141,777)	(210,755,902)

	Year Ended October 31,
Class R6	2020	2019(2)

Sales	4,023,230	931

Issued to shareholders electing to receive payments of distributions in Fund shares	122,429	22

Redemptions	(786,936)	—

Net increase	3,358,723	953

(1)	At the close of business on October 15, 2019, Class B shares were converted into Class A and Class B was terminated.
(2)	For the period from the commencement of operations, May 31, 2019, to October 31, 2019.

18

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2020

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Floating-Rate Advantage Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Eaton Vance Floating-Rate Advantage Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), as of October 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 21, 2020

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

19

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2020

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2021 will show the tax status of all distributions paid to your account in calendar year 2020. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

20

Senior Debt Portfolio

October 31, 2020

Portfolio of Investments

Senior Floating-Rate Loans — 114.2%(1)
Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Aerospace and Defense — 2.8%

Aernnova Aerospace S.A.U.

Term Loan, 3.00%, (3 mo. EURIBOR + 3.00%), Maturing February 22, 2027	EUR	1,071	$1,000,352

Term Loan, 3.00%, (3 mo. EURIBOR + 3.00%), Maturing February 26, 2027	EUR	4,179	3,901,371

AI Convoy (Luxembourg) S.a.r.l.

Term Loan, 3.75%, (6 mo. EURIBOR + 3.75%), Maturing January 17, 2027	EUR	3,300	3,778,969

Term Loan, 4.50%, (USD LIBOR + 3.50%, Floor 1.00%), Maturing January 17, 2027(2)		5,274	5,192,752

Dynasty Acquisition Co., Inc.

Term Loan, 3.72%, (3 mo. USD LIBOR + 3.50%), Maturing April 6, 2026		11,348	10,196,622

Term Loan, 3.72%, (3 mo. USD LIBOR + 3.50%), Maturing April 6, 2026		21,101	18,959,978

IAP Worldwide Services, Inc.

Revolving Loan, 1.37%, (3 mo. USD LIBOR + 5.50%), Maturing July 19, 2021(3)		944	921,674

Term Loan - Second Lien, 8.00%, (3 mo. USD LIBOR + 6.50%, Floor 1.50%), Maturing July 18, 2021(4)		1,223	962,817

Spirit Aerosystems, Inc.

Term Loan, 6.00%, (1 mo. USD LIBOR + 5.25%, Floor 0.75%), Maturing January 30, 2025		3,775	3,779,719

TransDigm, Inc.

Term Loan, 2.40%, (1 mo. USD LIBOR + 2.25%), Maturing August 22, 2024		30,559	28,852,431

Term Loan, 2.40%, (1 mo. USD LIBOR + 2.25%), Maturing December 9, 2025		51,964	48,997,578

WP CPP Holdings, LLC

Term Loan, 4.75%, (3 mo. USD LIBOR + 3.75%, Floor 1.00%), Maturing April 30, 2025		29,766	26,426,858

			$152,971,121

Air Transport — 0.5%

JetBlue Airways Corporation

Term Loan, 6.25%, (3 mo. USD LIBOR + 5.25%, Floor 1.00%), Maturing June 17, 2024		3,580	$3,571,057

Mileage Plus Holdings, LLC

Term Loan, 6.25%, (3 mo. USD LIBOR + 5.25%, Floor 1.00%), Maturing June 25, 2027		6,925	7,058,632

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Air Transport (continued)

SkyMiles IP, Ltd.

Term Loan, 4.75%, (3 mo. USD LIBOR + 3.75%, Floor 1.00%), Maturing October 20, 2027		17,950	$17,921,962

			$28,551,651

Automotive — 3.6%

Adient US, LLC

Term Loan, 4.42%, (USD LIBOR + 4.25%), Maturing May 6, 2024(2)		2,987	$2,951,715

American Axle and Manufacturing, Inc.

Term Loan, 3.00%, (1 mo. USD LIBOR + 2.25%, Floor 0.75%), Maturing April 6, 2024		19,982	19,336,927

Autokiniton US Holdings, Inc.

Term Loan, 6.52%, (1 mo. USD LIBOR + 6.38%), Maturing May 22, 2025		9,702	9,410,637

Bright Bidco B.V.

Term Loan, 4.50%, (6 mo. USD LIBOR + 3.50%, Floor 1.00%), Maturing June 30, 2024		20,177	9,575,787

Chassix, Inc.

Term Loan, 6.50%, (3 mo. USD LIBOR + 5.50%, Floor 1.00%), Maturing November 15, 2023		7,099	6,353,829

Clarios Global, L.P.

Term Loan, 3.65%, (1 mo. USD LIBOR + 3.50%), Maturing April 30, 2026		27,372	26,584,911

Term Loan, 3.75%, (1 mo. EURIBOR + 3.75%), Maturing April 30, 2026	EUR	483	551,403

CS Intermediate Holdco 2, LLC

Term Loan, 2.75%, (1 mo. USD LIBOR + 2.00%, Floor 0.75%), Maturing November 2, 2023		3,959	3,431,713

Dayco Products, LLC

Term Loan, 4.51%, (3 mo. USD LIBOR + 4.25%), Maturing May 19, 2023		11,701	7,449,911

Garrett LX III S.a.r.l.

Term Loan, 3.75%, (1 mo. EURIBOR + 3.75%), Maturing September 27, 2025	EUR	4,953	5,617,013

Garrett Motion, Inc.

DIP Loan, 4.50%, (1 mo. USD LIBOR + 3.50%, Floor 1.00%), Maturing March 15, 2021		1,238	1,244,630

Goodyear Tire & Rubber Company (The)

Term Loan - Second Lien, 2.15%, (1 mo. USD LIBOR + 2.00%), Maturing March 7, 2025		6,883	6,672,531

IAA, Inc.

Term Loan, 2.44%, (1 mo. USD LIBOR + 2.25%), Maturing June 28, 2026		7,208	7,027,678

21	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2020

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Automotive (continued)

Les Schwab Tire Centers

Term Loan, Maturing October 28, 2027(5)		22,800	$22,629,000

Tenneco, Inc.

Term Loan, 3.15%, (1 mo. USD LIBOR + 3.00%), Maturing October 1, 2025		36,684	33,989,742

Thor Industries, Inc.

Term Loan, 3.94%, (1 mo. USD LIBOR + 3.75%), Maturing February 1, 2026		9,047	8,998,644

TI Group Automotive Systems, LLC

Term Loan, 4.50%, (3 mo. EURIBOR + 3.75%, Floor 0.75%), Maturing December 16, 2024	EUR	6,620	7,671,289

Term Loan, 4.50%, (3 mo. USD LIBOR + 3.75%, Floor 0.75%), Maturing December 16, 2024		12,299	12,268,047

Visteon Corporation

Term Loan, 1.91%, (USD LIBOR + 1.75%), Maturing March 25, 2024(2)		2,500	2,452,605

			$194,218,012

Beverage and Tobacco — 0.1%

Arterra Wines Canada, Inc.

Term Loan, 3.75%, (3 mo. USD LIBOR + 2.75%, Floor 1.00%), Maturing December 15, 2023		4,729	$4,670,336

			$4,670,336

Brokerage/Securities Dealers/Investment Houses — 0.5%

Advisor Group, Inc.

Term Loan, 5.15%, (1 mo. USD LIBOR + 5.00%), Maturing July 31, 2026		12,856	$12,422,456

Clipper Acquisitions Corp.

Term Loan, 1.89%, (1 mo. USD LIBOR + 1.75%), Maturing December 27, 2024		12,083	11,841,646

OZ Management L.P.

Term Loan, 4.94%, (1 mo. USD LIBOR + 4.75%), Maturing April 10, 2023		249	249,050

Resolute Investment Managers, Inc.

Term Loan - Second Lien, 8.50%, (3 mo. USD LIBOR + 7.50%, Floor 1.00%), Maturing April 30, 2023		3,800	3,676,500

			$28,189,652

Building and Development — 3.6%

ACProducts, Inc.

Term Loan, 7.50%, (6 mo. USD LIBOR + 6.50%, Floor 1.00%), Maturing August 18, 2025		4,320	$4,366,890

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Building and Development (continued)

Advanced Drainage Systems, Inc.

Term Loan, 2.44%, (1 mo. USD LIBOR + 2.25%), Maturing July 31, 2026		2,812	$2,794,974

American Builders & Contractors Supply Co., Inc.

Term Loan, 2.15%, (1 mo. USD LIBOR + 2.00%), Maturing January 15, 2027		23,532	22,881,479

American Residential Services, LLC

Term Loan, 4.25%, (3 mo. USD LIBOR + 3.50%, Floor 0.75%), Maturing October 15, 2027		5,175	5,123,250

APi Group DE, Inc.

Term Loan, 2.65%, (1 mo. USD LIBOR + 2.50%), Maturing October 1, 2026		16,178	15,869,370

Term Loan, Maturing October 1, 2026(5)		2,650	2,595,344

Applecaramel Buyer, LLC

Term Loan, 4.50%, (6 mo. USD LIBOR + 4.00%, Floor 0.50%), Maturing October 19, 2027		19,250	18,993,340

Brookfield Property REIT, Inc.

Term Loan, 2.65%, (1 mo. USD LIBOR + 2.50%), Maturing August 27, 2025		4,223	3,545,110

Core & Main L.P.

Term Loan, 3.75%, (3 mo. USD LIBOR + 2.75%, Floor 1.00%), Maturing August 1, 2024		2,480	2,417,540

CPG International, Inc.

Term Loan, 4.75%, (12 mo. USD LIBOR + 3.75%, Floor 1.00%), Maturing May 5, 2024		8,656	8,658,833

Cushman & Wakefield U.S. Borrower, LLC

Term Loan, 2.90%, (1 mo. USD LIBOR + 2.75%), Maturing August 21, 2025		36,383	34,912,984

LSF11 Skyscraper Holdco S.a.r.l.

Term Loan, Maturing August 7, 2027(5)		6,900	6,874,125

Term Loan, Maturing September 29, 2027(5)	EUR	13,775	15,936,096

Quikrete Holdings, Inc.

Term Loan, 2.65%, (1 mo. USD LIBOR + 2.50%), Maturing February 1, 2027		3,887	3,818,538

RE/MAX International, Inc.

Term Loan, 3.50%, (3 mo. USD LIBOR + 2.75%, Floor 0.75%), Maturing December 15, 2023		16,119	16,038,500

Realogy Group, LLC

Term Loan, 3.00%, (1 mo. USD LIBOR + 2.25%, Floor 0.75%), Maturing February 8, 2025		8,024	7,718,823

22	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2020

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Building and Development (continued)

Werner FinCo L.P.

Term Loan, 5.00%, (1 mo. USD LIBOR + 4.00%, Floor 1.00%), Maturing July 24, 2024		11,771	$11,388,118

WireCo WorldGroup, Inc.

Term Loan, 6.00%, (6 mo. USD LIBOR + 5.00%, Floor 1.00%), Maturing September 30, 2023		8,292	7,286,891

Term Loan - Second Lien, 10.00%, (6 mo. USD LIBOR + 9.00%, Floor 1.00%), Maturing September 30, 2024		8,525	6,606,875

			$197,827,080

Business Equipment and Services — 9.0%

Adevinta ASA

Term Loan, Maturing October 23, 2027(5)		2,725	$2,714,781

Term Loan, Maturing October 23, 2027(5)	EUR	9,950	11,581,026

Adtalem Global Education, Inc.

Term Loan, 3.15%, (1 mo. USD LIBOR + 3.00%), Maturing April 11, 2025		6,183	6,128,589

Airbnb, Inc.

Term Loan, 8.50%, (3 mo. USD LIBOR + 7.50%, Floor 1.00%), Maturing April 17, 2025		7,481	7,973,763

AlixPartners, LLP

Term Loan, 2.65%, (1 mo. USD LIBOR + 2.50%), Maturing April 4, 2024		9,508	9,228,833

Term Loan, 3.25%, (3 mo. EURIBOR + 3.25%), Maturing April 4, 2024	EUR	9,284	10,698,647

Allied Universal Holdco, LLC

Term Loan, 4.40%, (1 mo. USD LIBOR + 4.25%), Maturing July 10, 2026		5,910	5,796,761

Amentum Government Services Holdings, LLC

Term Loan, 3.65%, (1 mo. USD LIBOR + 3.50%), Maturing February 1, 2027		11,047	10,633,038

AppLovin Corporation

Term Loan, 3.65%, (1 mo. USD LIBOR + 3.50%), Maturing August 15, 2025		34,164	33,544,632

Term Loan, 4.15%, (1 mo. USD LIBOR + 4.00%), Maturing August 15, 2025		6,094	6,037,240

ASGN Incorporated

Term Loan, 1.90%, (1 mo. USD LIBOR + 1.75%), Maturing April 2, 2025		3,433	3,397,821

Asplundh Tree Expert, LLC

Term Loan, 2.64%, (1 mo. USD LIBOR + 2.50%), Maturing September 7, 2027		10,450	10,441,295

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Business Equipment and Services (continued)

Belfor Holdings, Inc.

Term Loan, 4.15%, (1 mo. USD LIBOR + 4.00%), Maturing April 6, 2026	5,718	$5,703,231

BidFair MergeRight, Inc.

Term Loan, 6.50%, (1 mo. USD LIBOR + 5.50%, Floor 1.00%), Maturing January 15, 2027	7,671	7,632,805

Bracket Intermediate Holding Corp.

Term Loan, 4.48%, (3 mo. USD LIBOR + 4.25%), Maturing September 5, 2025	9,517	9,290,541

Brand Energy & Infrastructure Services, Inc.

Term Loan, 5.25%, (3 mo. USD LIBOR + 4.25%, Floor 1.00%), Maturing June 21, 2024	10,566	9,867,261

Camelot U.S. Acquisition 1 Co.

Term Loan, 3.15%, (1 mo. USD LIBOR + 3.00%), Maturing October 30, 2026	9,274	9,074,951

Term Loan, 4.00%, (1 mo. USD LIBOR + 3.00%, Floor 1.00%), Maturing October 30, 2026	10,100	9,967,438

Cardtronics USA, Inc.

Term Loan, 5.00%, (1 mo. USD LIBOR + 4.00%, Floor 1.00%), Maturing June 29, 2027	5,187	5,193,484

Ceridian HCM Holding, Inc.

Term Loan, 2.60%, (1 week USD LIBOR + 2.50%), Maturing April 30, 2025	23,273	22,555,802

CM Acquisition Co.

Term Loan, 11.00%, (3 mo. USD LIBOR + 10.00%, Floor 1.00%), Maturing July 26, 2023	2,014	1,989,016

Deerfield Dakota Holding, LLC

Term Loan, 4.75%, (1 mo. USD LIBOR + 3.75%, Floor 1.00%), Maturing April 9, 2027	4,015	3,963,245

EAB Global, Inc.

Term Loan, 4.75%, (USD LIBOR + 3.75%, Floor 1.00%), Maturing November 15, 2024(2)	12,439	12,143,372

EIG Investors Corp.

Term Loan, 4.75%, (3 mo. USD LIBOR + 3.75%, Floor 1.00%), Maturing February 9, 2023	22,848	22,704,815

Garda World Security Corporation

Term Loan, 4.90%, (1 mo. USD LIBOR + 4.75%), Maturing October 30, 2026	8,983	8,973,273

Greeneden U.S. Holdings II, LLC

Term Loan, Maturing October 8, 2027(5)	7,450	7,375,500

23	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2020

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Business Equipment and Services (continued)

IG Investment Holdings, LLC

Term Loan, 5.00%, (3 mo. USD LIBOR + 4.00%, Floor 1.00%), Maturing May 23, 2025		27,671	$27,234,338

Illuminate Buyer, LLC

Term Loan, 4.15%, (1 mo. USD LIBOR + 4.00%), Maturing June 16, 2027		7,250	7,143,969

Intrado Corp.

Term Loan, 4.50%, (1 mo. USD LIBOR + 3.50%, Floor 1.00%), Maturing October 10, 2024		4,961	4,599,085

Term Loan, 5.00%, (1 mo. USD LIBOR + 4.00%, Floor 1.00%), Maturing October 10, 2024		4,990	4,654,498

IRI Holdings, Inc.

Term Loan, 4.40%, (1 mo. USD LIBOR + 4.25%), Maturing December 1, 2025		25,046	24,659,970

Term Loan, 5.15%, (1 mo. USD LIBOR + 5.00%), Maturing December 1, 2025		7,700	7,750,820

Iron Mountain, Inc.

Term Loan, 1.90%, (1 mo. USD LIBOR + 1.75%), Maturing January 2, 2026		9,238	8,914,791

KAR Auction Services, Inc.

Term Loan, 2.44%, (1 mo. USD LIBOR + 2.25%), Maturing September 19, 2026		5,315	5,135,664

KUEHG Corp.

Term Loan, 4.75%, (3 mo. USD LIBOR + 3.75%, Floor 1.00%), Maturing February 21, 2025		27,423	25,180,886

Term Loan - Second Lien, 9.25%, (3 mo. USD LIBOR + 8.25%, Floor 1.00%), Maturing August 22, 2025		4,075	3,659,859

LGC Group Holdings, Ltd.

Term Loan, 3.25%, (1 mo. EURIBOR + 3.25%), Maturing April 21, 2027	EUR	3,025	3,441,282

Loire Finco Luxembourg S.a.r.l.

Term Loan, 3.65%, (1 mo. USD LIBOR + 3.50%), Maturing April 21, 2027		3,591	3,469,804

Monitronics International, Inc.

Term Loan, 7.75%, (1 mo. USD LIBOR + 6.50%, Floor 1.25%), Maturing March 29, 2024		15,321	12,179,952

PGX Holdings, Inc.

Term Loan, 10.50%, (12 mo. USD LIBOR + 9.50%, Floor 1.00%), 6.25% cash, 4.25% PIK, Maturing September 29, 2023		11,131	9,489,324

Pre-Paid Legal Services, Inc.

Term Loan, 3.40%, (1 mo. USD LIBOR + 3.25%), Maturing May 1, 2025		3	2,533

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Business Equipment and Services (continued)

Prime Security Services Borrower, LLC

Term Loan, 4.25%, (USD LIBOR + 3.25%, Floor 1.00%), Maturing September 23, 2026(2)		1,492	$1,474,636

Rockwood Service Corporation

Term Loan, 4.40%, (1 mo. USD LIBOR + 4.25%), Maturing January 23, 2027		5,050	5,014,909

Sabre GLBL, Inc.

Term Loan, 2.75%, (1 mo. USD LIBOR + 2.00%, Floor 0.75%), Maturing February 22, 2024		6,571	6,220,678

Speedster Bidco GmbH

Term Loan, 3.25%, (6 mo. EURIBOR + 3.25%), Maturing March 31, 2027	EUR	2,550	2,842,896

Spin Holdco, Inc.

Term Loan, 4.25%, (3 mo. USD LIBOR + 3.25%, Floor 1.00%), Maturing November 14, 2022		34,342	33,526,764

TruGreen Limited Partnership

Term Loan, Maturing November 2, 2027(5)		5,075	5,024,250

Vestcom Parent Holdings, Inc.

Term Loan, 4.14%, (1 mo. USD LIBOR + 4.00%), Maturing December 19, 2023		4,405	4,300,462

WASH Multifamily Laundry Systems, LLC

Term Loan, 4.25%, (1 mo. USD LIBOR + 3.25%, Floor 1.00%), Maturing May 14, 2022		11,218	11,035,673

Zephyr Bidco Limited

Term Loan, 3.25%, (1 mo. EURIBOR + 3.25%), Maturing July 23, 2025	EUR	5,025	5,631,077

Term Loan, 4.30%, (1 mo. GBP LIBOR + 4.25%), Maturing July 23, 2025	GBP	8,725	10,875,836

			$488,075,116

Cable and Satellite Television — 5.5%

Altice France S.A.

Term Loan, 3.84%, (1 mo. USD LIBOR + 3.69%), Maturing January 31, 2026		10,807	$10,479,084

Term Loan, 4.24%, (3 mo. USD LIBOR + 4.00%), Maturing August 14, 2026		8,719	8,485,970

Charter Communications Operating, LLC

Term Loan, 1.90%, (1 mo. USD LIBOR + 1.75%), Maturing February 1, 2027		12,180	11,887,421

CSC Holdings, LLC

Term Loan, 2.40%, (1 mo. USD LIBOR + 2.25%), Maturing July 17, 2025		44,552	43,115,581

Term Loan, 2.40%, (1 mo. USD LIBOR + 2.25%), Maturing January 15, 2026		5,765	5,573,994

24	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2020

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Cable and Satellite Television (continued)

Mediacom Illinois, LLC

Term Loan, 1.86%, (1 week USD LIBOR + 1.75%), Maturing February 15, 2024		2,060	$2,057,723

Numericable Group S.A.

Term Loan, 2.90%, (1 mo. USD LIBOR + 2.75%), Maturing July 31, 2025		17,476	16,733,019

Term Loan, 3.00%, (3 mo. EURIBOR + 3.00%), Maturing July 31, 2025	EUR	6,373	7,079,205

Telenet Financing USD, LLC

Term Loan, 2.15%, (1 mo. USD LIBOR + 2.00%), Maturing April 30, 2028		38,225	36,976,724

Telenet International Finance S.a.r.l.

Term Loan, 2.25%, (6 mo. EURIBOR + 2.25%), Maturing April 30, 2029	EUR	6,565	7,518,095

UPC Broadband Holding B.V.

Term Loan, 2.40%, (1 mo. USD LIBOR + 2.25%), Maturing April 30, 2028		8,800	8,473,670

Term Loan, 2.50%, (6 mo. EURIBOR + 2.50%), Maturing April 30, 2029	EUR	3,150	3,584,269

Term Loan, Maturing January 31, 2029(5)	EUR	7,388	8,510,647

Term Loan, Maturing January 31, 2029(5)		17,000	16,596,250

Term Loan, Maturing January 31, 2029(5)	EUR	7,388	8,510,647

Term Loan, Maturing January 31, 2029(5)		17,000	16,596,250

Virgin Media Bristol, LLC

Term Loan, 2.65%, (1 mo. USD LIBOR + 2.50%), Maturing January 31, 2028		41,755	40,401,238

Virgin Media SFA Finance Limited

Term Loan, 3.30%, (1 mo. GBP LIBOR + 3.25%), Maturing January 15, 2027	GBP	9,825	12,266,883

Term Loan, 2.50%, (6 mo. EURIBOR + 2.50%), Maturing January 31, 2029	EUR	13,800	15,646,933

Ziggo B.V.

Term Loan, 3.00%, (6 mo. EURIBOR + 3.00%), Maturing January 31, 2029	EUR	15,300	17,421,922

			$297,915,525

Chemicals and Plastics — 4.7%

Aruba Investments, Inc.

Term Loan, 5.25%, (6 mo. USD LIBOR + 4.25%, Floor 1.00%), Maturing July 7, 2025		9,833	$9,820,246

Axalta Coating Systems US Holdings, Inc.

Term Loan, 1.97%, (3 mo. USD LIBOR + 1.75%), Maturing June 1, 2024		22,863	22,238,595

Caldic B.V.

Term Loan, 2.75%, (3 mo. EURIBOR + 2.75%), Maturing July 18, 2024	EUR	500	558,668

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Chemicals and Plastics (continued)

Caldic B.V. (continued)

Term Loan, 2.75%, (3 mo. EURIBOR + 2.75%), Maturing July 18, 2024	EUR	2,266	$2,532,407

Chemours Company (The)

Term Loan, 2.50%, (3 mo. EURIBOR + 2.00%, Floor 0.50%), Maturing April 3, 2025	EUR	5,712	6,417,353

Element Solutions, Inc.

Term Loan, 2.15%, (1 mo. USD LIBOR + 2.00%), Maturing January 31, 2026		8,047	7,886,265

Emerald Performance Materials, LLC

Term Loan, 5.00%, (1 mo. USD LIBOR + 4.00%, Floor 1.00%), Maturing August 12, 2025		2,617	2,604,016

Ferro Corporation

Term Loan, 2.47%, (3 mo. USD LIBOR + 2.25%), Maturing February 14, 2024		3,403	3,357,141

Term Loan, 2.47%, (3 mo. USD LIBOR + 2.25%), Maturing February 14, 2024		3,629	3,580,607

Term Loan, 2.47%, (3 mo. USD LIBOR + 2.25%), Maturing February 14, 2024		3,708	3,658,446

Flint Group GmbH

Term Loan, 5.00%, (EURIBOR + 4.25%, Floor 0.75%), Maturing September 21, 2023(2)	EUR	1,208	1,260,525

Term Loan, 6.00%, (USD LIBOR + 5.00%, Floor 1.00%), 5.25% cash, 0.75% PIK, Maturing September 21, 2023(2)		1,936	1,741,996

Flint Group US, LLC

Term Loan, 6.00%, (USD LIBOR + 5.00%, Floor 1.00%), 5.25% cash, 0.75% PIK, Maturing September 21, 2023(2)		2,898	2,608,439

Term Loan, 6.00%, (USD LIBOR + 5.00%, Floor 1.00%), 5.25% cash, 0.75% PIK, Maturing September 21, 2023(2)		11,708	10,537,646

Gemini HDPE, LLC

Term Loan, 2.72%, (3 mo. USD LIBOR + 2.50%), Maturing August 7, 2024		12,425	12,184,048

Hexion, Inc.

Term Loan, 4.00%, (3 mo. EURIBOR + 4.00%), Maturing July 1, 2026	EUR	10,300	11,770,973

INEOS Enterprises Holdings II Limited

Term Loan, 3.25%, (3 mo. EURIBOR + 3.25%), Maturing August 28, 2026	EUR	2,325	2,669,450

INEOS Enterprises Holdings US Finco, LLC

Term Loan, 4.50%, (3 mo. USD LIBOR + 3.50%, Floor 1.00%), Maturing August 28, 2026		2,522	2,485,825

25	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2020

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Chemicals and Plastics (continued)

INEOS Finance PLC

Term Loan, 2.50%, (1 mo. EURIBOR + 2.00%, Floor 0.50%), Maturing April 1, 2024	EUR	8,044	$9,108,384

Inovyn Finance PLC

Term Loan, 2.50%, (3 mo. EURIBOR + 2.00%, Floor 0.50%), Maturing March 9, 2027	EUR	7,163	8,168,590

Kraton Polymers, LLC

Term Loan, 2.75%, (3 mo. EURIBOR + 2.00%, Floor 0.75%), Maturing March 5, 2025	EUR	618	706,758

Messer Industries GmbH

Term Loan, 2.50%, (3 mo. EURIBOR + 2.50%), Maturing March 1, 2026	EUR	4,575	5,261,671

Minerals Technologies, Inc.

Term Loan, 3.00%, (USD LIBOR + 2.25%, Floor 0.75%), Maturing February 14, 2024(2)		13,234	13,217,626

Momentive Performance Materials, Inc.

Term Loan, 3.40%, (1 mo. USD LIBOR + 3.25%), Maturing May 15, 2024		1,137	1,078,539

PMHC II, Inc.

Term Loan, 4.50%, (12 mo. USD LIBOR + 3.50%, Floor 1.00%), Maturing March 31, 2025		14,221	13,012,259

PQ Corporation

Term Loan, 2.46%, (3 mo. USD LIBOR + 2.25%), Maturing February 7, 2027		22,369	21,781,377

Term Loan, 4.00%, (3 mo. USD LIBOR + 3.00%, Floor 1.00%), Maturing February 7, 2027		17,307	17,198,459

Pregis TopCo Corporation

Term Loan, 3.90%, (1 mo. USD LIBOR + 3.75%), Maturing July 31, 2026		2,407	2,351,665

Rohm Holding GmbH

Term Loan, 5.32%, (6 mo. USD LIBOR + 5.00%), Maturing July 31, 2026		6,071	5,486,374

Starfruit Finco B.V.

Term Loan, 3.15%, (1 mo. USD LIBOR + 3.00%), Maturing October 1, 2025		10,643	10,343,839

Tronox Finance, LLC

Term Loan, 3.18%, (USD LIBOR + 3.00%), Maturing September 23, 2024(2)		19,824	19,452,419

Univar, Inc.

Term Loan, 2.40%, (1 mo. USD LIBOR + 2.25%), Maturing July 1, 2024		23,481	23,029,312

			$258,109,918

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Clothing/Textiles — 0.1%

Samsonite International S.A.

Term Loan, 1.90%, (1 mo. USD LIBOR + 1.75%), Maturing April 25, 2025	4,580	$4,285,827

		$4,285,827

Conglomerates — 0.0%(6)

Penn Engineering & Manufacturing Corp.

Term Loan, 3.75%, (1 mo. USD LIBOR + 2.75%, Floor 1.00%), Maturing June 27, 2024	1,853	$1,820,765

		$1,820,765

Containers and Glass Products — 2.3%

Berry Global, Inc.

Term Loan, 2.15%, (1 mo. USD LIBOR + 2.00%), Maturing October 1, 2022	7,749	$7,681,597

Term Loan, 2.15%, (1 mo. USD LIBOR + 2.00%), Maturing January 19, 2024	9,975	9,861,470

Term Loan, 2.15%, (1 mo. USD LIBOR + 2.00%), Maturing July 1, 2026	2,543	2,461,294

BWAY Holding Company

Term Loan, 3.48%, (3 mo. USD LIBOR + 3.25%), Maturing April 3, 2024	11,159	10,468,512

Flex Acquisition Company, Inc.

Term Loan, 4.00%, (USD LIBOR + 3.00%, Floor 1.00%), Maturing December 29, 2023(2)	34,250	33,479,206

Term Loan, 3.48%, (3 mo. USD LIBOR + 3.25%), Maturing June 29, 2025	3,887	3,746,093

Libbey Glass, Inc.

DIP Loan, 12.00%, (USD LIBOR + 11.00%, Floor 1.00%), Maturing November 27, 2020(2)	3,133	3,139,000

DIP Loan, 4.00%, (1 mo. USD LIBOR + 3.00%, Floor 1.00%), 2.00% cash, 2.00% PIK, Maturing November 30, 2020	3,153	3,232,273

Term Loan, 0.00%, Maturing April 9, 2021(7)	11,038	1,824,743

Proampac PG Borrower, LLC

Term Loan, 5.44%, (3 mo. USD LIBOR + 3.50%, Floor 1.00%), Maturing November 20, 2023	8,340	8,272,455

Reynolds Group Holdings, Inc.

Term Loan, 2.90%, (1 mo. USD LIBOR + 2.75%), Maturing February 5, 2023	19,497	19,169,793

Term Loan, 3.40%, (1 mo. USD LIBOR + 3.25%), Maturing February 5, 2026	12,700	12,414,250

26	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2020

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Containers and Glass Products (continued)

Trident TPI Holdings, Inc.

Term Loan, 4.00%, (3 mo. USD LIBOR + 3.00%, Floor 1.00%), Maturing October 17, 2024		12,648	$12,284,722

			$128,035,408

Cosmetics/Toiletries — 0.5%

Kronos Acquisition Holdings, Inc.

Term Loan, 5.00%, (3 mo. USD LIBOR + 4.00%, Floor 1.00%), Maturing May 15, 2023		24,681	$24,505,718

			$24,505,718

Drugs — 5.7%

Aenova Holding GmbH

Term Loan, 5.00%, (6 mo. EURIBOR + 5.00%), Maturing March 6, 2025	EUR	2,875	$3,356,218

Akorn, Inc.

Term Loan, 8.50%, (3 mo. USD LIBOR + 7.50%, Floor 1.00%), Maturing October 1, 2025		9,304	9,377,559

Albany Molecular Research, Inc.

Term Loan, 4.25%, (USD LIBOR + 3.25%, Floor 1.00%), Maturing August 30, 2024(2)		6,890	6,807,534

Term Loan, 4.50%, (3 mo. USD LIBOR + 3.50%, Floor 1.00%), Maturing August 30, 2024		2,175	2,147,813

Alkermes, Inc.

Term Loan, 2.40%, (1 mo. USD LIBOR + 2.25%), Maturing March 27, 2023		13,061	12,996,078

Amneal Pharmaceuticals, LLC

Term Loan, 3.69%, (1 mo. USD LIBOR + 3.50%), Maturing May 4, 2025		28,095	26,854,403

Arbor Pharmaceuticals, Inc.

Term Loan, 6.00%, (3 mo. USD LIBOR + 5.00%, Floor 1.00%), Maturing July 5, 2023		13,814	12,087,422

Bausch Health Companies, Inc.

Term Loan, 3.15%, (1 mo. USD LIBOR + 3.00%), Maturing June 2, 2025		34,047	33,307,673

Catalent Pharma Solutions, Inc.

Term Loan, 3.25%, (1 mo. USD LIBOR + 2.25%, Floor 1.00%), Maturing May 18, 2026		8,938	8,915,535

Elanco Animal Health Incorporated

Term Loan, 1.90%, (1 mo. USD LIBOR + 1.75%), Maturing August 1, 2027		6,430	6,300,324

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Drugs (continued)

Endo Luxembourg Finance Company I S.a.r.l.

Term Loan, 5.00%, (3 mo. USD LIBOR + 4.25%, Floor 0.75%), Maturing April 29, 2024		25,899	$24,785,626

Grifols Worldwide Operations USA, Inc.

Term Loan, 2.09%, (1 week USD LIBOR + 2.00%), Maturing November 15, 2027		36,457	35,631,809

Horizon Therapeutics USA, Inc.

Term Loan, 2.19%, (1 mo. USD LIBOR + 2.00%), Maturing May 22, 2026		13,469	13,216,011

Jaguar Holding Company II

Term Loan, 3.50%, (1 mo. USD LIBOR + 2.50%, Floor 1.00%), Maturing August 18, 2022		60,299	59,959,567

Mallinckrodt International Finance S.A.

Term Loan, 5.50%, (3 mo. USD LIBOR + 4.75%, Floor 0.75%), Maturing September 24, 2024		37,796	34,945,388

Term Loan, 3.75%, (6 mo. USD LIBOR + 3.00%, Floor 0.75%), Maturing February 24, 2025		15,111	13,958,385

Nidda Healthcare Holding AG

Term Loan, 3.50%, (3 mo. EURIBOR + 3.50%), Maturing August 21, 2026	EUR	1,000	1,141,066

Term Loan, 3.50%, (3 mo. EURIBOR + 3.50%), Maturing August 21, 2026	EUR	6,425	7,326,986

			$313,115,397

Ecological Services and Equipment — 0.4%

EnergySolutions, LLC

Term Loan, 4.75%, (3 mo. USD LIBOR + 3.75%, Floor 1.00%), Maturing May 9, 2025		20,076	$19,222,838

US Ecology Holdings, Inc.

Term Loan, 2.65%, (1 mo. USD LIBOR + 2.50%), Maturing November 1, 2026		3,077	3,038,291

			$22,261,129

Electronics/Electrical — 21.4%

Applied Systems, Inc.

Term Loan, 4.25%, (3 mo. USD LIBOR + 3.25%, Floor 1.00%), Maturing September 19, 2024		26,251	$26,159,648

Term Loan - Second Lien, 8.00%, (3 mo. USD LIBOR + 7.00%, Floor 1.00%), Maturing September 19, 2025		4,000	4,032,500

27	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2020

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Electronics/Electrical (continued)

Aptean, Inc.

Term Loan, 4.40%, (1 mo. USD LIBOR + 4.25%), Maturing April 23, 2026		8,833	$8,534,580

Astra Acquisition Corp.

Term Loan, 6.50%, (1 mo. USD LIBOR + 5.50%, Floor 1.00%), Maturing March 1, 2027		7,786	7,824,804

Avast Software B.V.

Term Loan, 3.25%, (3 mo. USD LIBOR + 2.25%, Floor 1.00%), Maturing September 29, 2023		2,258	2,254,499

Banff Merger Sub, Inc.

Term Loan, 4.40%, (1 mo. USD LIBOR + 4.25%), Maturing October 2, 2025		47,773	46,449,032

Term Loan, 4.75%, (3 mo. EURIBOR + 4.75%), Maturing October 2, 2025	EUR	3,488	4,004,268

Barracuda Networks, Inc.

Term Loan - Second Lien, Maturing October 30, 2028(5)		3,600	3,591,000

Buzz Merger Sub, Ltd.

Term Loan, 2.90%, (1 mo. USD LIBOR + 2.75%), Maturing January 29, 2027		4,898	4,794,045

Term Loan, 3.75%, (1 mo. USD LIBOR + 3.25%, Floor 0.50%), Maturing January 29, 2027		2,050	2,026,938

Cambium Learning Group, Inc.

Term Loan, 4.72%, (3 mo. USD LIBOR + 4.50%), Maturing December 18, 2025		7,825	7,564,169

Castle US Holding Corporation

Term Loan, 3.97%, (3 mo. USD LIBOR + 3.75%), Maturing January 29, 2027		9,640	9,093,590

Celestica, Inc.

Term Loan, 2.28%, (1 mo. USD LIBOR + 2.13%), Maturing June 27, 2025		4,072	3,990,516

Term Loan, 2.66%, (1 mo. USD LIBOR + 2.50%), Maturing June 27, 2025		3,378	3,347,947

CentralSquare Technologies, LLC

Term Loan, 3.90%, (1 mo. USD LIBOR + 3.75%), Maturing August 29, 2025		4,031	3,622,481

Cohu, Inc.

Term Loan, 3.15%, (1 mo. USD LIBOR + 3.00%), Maturing October 1, 2025		9,980	9,649,330

CommScope, Inc.

Term Loan, 3.40%, (1 mo. USD LIBOR + 3.25%), Maturing April 6, 2026		19,703	19,047,783

Cornerstone OnDemand, Inc.

Term Loan, 4.40%, (1 mo. USD LIBOR + 4.25%), Maturing April 22, 2027		15,334	15,214,878

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Electronics/Electrical (continued)

CPI International, Inc.

Term Loan, 4.50%, (1 mo. USD LIBOR + 3.50%, Floor 1.00%), Maturing July 26, 2024		14,142	$13,541,014

E2open, LLC

Term Loan, Maturing October 29, 2027(5)		7,750	7,701,562

ECI Macola/Max Holdings, LLC

Term Loan, 5.25%, (1 mo. USD LIBOR + 4.25%, Floor 1.00%), Maturing September 27, 2024		10,037	9,982,677

Electro Rent Corporation

Term Loan, 6.00%, (2 mo. USD LIBOR + 5.00%, Floor 1.00%), Maturing January 31, 2024		23,638	23,313,391

Epicor Software Corporation

Term Loan, 5.25%, (1 mo. USD LIBOR + 4.25%, Floor 1.00%), Maturing July 30, 2027		51,184	51,088,413

Term Loan - Second Lien, 8.75%, (1 mo. USD LIBOR + 7.75%, Floor 1.00%), Maturing July 31, 2028		7,650	7,822,125

EXC Holdings III Corp.

Term Loan, 3.50%, (3 mo. EURIBOR + 3.50%), Maturing December 2, 2024	EUR	1,702	1,962,268

Term Loan, 4.50%, (3 mo. USD LIBOR + 3.50%, Floor 1.00%), Maturing December 2, 2024		3,533	3,493,279

Finastra USA, Inc.

Term Loan, 4.50%, (6 mo. USD LIBOR + 3.50%, Floor 1.00%), Maturing June 13, 2024		36,721	34,757,179

Fiserv Investment Solutions, Inc.

Term Loan, 5.02%, (6 mo. USD LIBOR + 4.75%), Maturing February 18, 2027		5,810	5,792,280

GlobalLogic Holdings, Inc.

Term Loan, 4.50%, (1 mo. USD LIBOR + 3.75%, Floor 0.75%), Maturing September 14, 2027		6,800	6,681,000

Go Daddy Operating Company, LLC

Term Loan, 1.90%, (1 mo. USD LIBOR + 1.75%), Maturing February 15, 2024		54,363	53,177,450

Term Loan, 2.65%, (1 mo. USD LIBOR + 2.50%), Maturing August 10, 2027		10,100	9,951,343

Hyland Software, Inc.

Term Loan, 4.25%, (1 mo. USD LIBOR + 3.50%, Floor 0.75%), Maturing July 1, 2024		57,423	56,722,795

Term Loan - Second Lien, 7.75%, (1 mo. USD LIBOR + 7.00%, Floor 0.75%), Maturing July 7, 2025		6,190	6,193,997

28	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2020

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Electronics/Electrical (continued)

Infoblox, Inc.

Term Loan, 4.65%, (1 mo. USD LIBOR + 4.50%), Maturing November 7, 2023		13,094	$13,088,400

Informatica, LLC

Term Loan, 3.25%, (3 mo. EURIBOR + 3.25%), Maturing February 25, 2027	EUR	2,861	3,251,112

Term Loan, 3.40%, (1 mo. USD LIBOR + 3.25%), Maturing February 25, 2027		62,280	60,317,696

Term Loan - Second Lien, 7.13%, Maturing February 25, 2025(8)		6,275	6,376,969

LogMeIn, Inc.

Term Loan, 4.89%, (1 mo. USD LIBOR + 4.75%), Maturing August 31, 2027		12,475	12,116,344

MA FinanceCo., LLC

Term Loan, 2.65%, (1 mo. USD LIBOR + 2.50%), Maturing June 21, 2024		3,936	3,731,810

Term Loan, 4.50%, (3 mo. EURIBOR + 4.50%), Maturing June 5, 2025	EUR	6,550	7,611,767

Term Loan, 5.25%, (3 mo. USD LIBOR + 4.25%, Floor 1.00%), Maturing June 5, 2025		16,375	16,221,484

MACOM Technology Solutions Holdings, Inc.

Term Loan, 2.40%, (1 mo. USD LIBOR + 2.25%), Maturing May 17, 2024		12,033	11,651,840

Marcel LUX IV S.a.r.l.

Term Loan, 3.40%, (1 mo. USD LIBOR + 3.25%), Maturing March 15, 2026		1,758	1,700,975

Term Loan, 3.50%, (3 mo. EURIBOR + 3.50%), Maturing March 16, 2026	EUR	3,350	3,841,837

Term Loan, Maturing September 22, 2027(5)		4,075	4,034,250

MaxLinear, Inc.

Term Loan, 4.40%, (1 mo. USD LIBOR + 4.25%), Maturing July 31, 2023		11,475	11,460,656

Term Loan, 3.25%, (1 mo. USD LIBOR + 2.50%, Floor 0.75%), Maturing May 12, 2024		6,947	6,912,631

Milano Acquisition Corp.

Term Loan, 4.75%, (3 mo. USD LIBOR + 4.00%, Floor 0.75%), Maturing October 1, 2027		25,625	25,224,609

MTS Systems Corporation

Term Loan, 4.00%, (1 mo. USD LIBOR + 3.25%, Floor 0.75%), Maturing July 5, 2023		3,474	3,456,425

NCR Corporation

Term Loan, 2.65%, (1 mo. USD LIBOR + 2.50%), Maturing August 28, 2026		10,840	10,528,836

Recorded Books, Inc.

Term Loan, 4.39%, (1 mo. USD LIBOR + 4.25%), Maturing August 29, 2025		2,665	2,608,632

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Electronics/Electrical (continued)

Redstone Buyer, LLC

Term Loan, 6.00%, (3 mo. USD LIBOR + 5.00%, Floor 1.00%), Maturing September 1, 2027	14,225	$14,118,312

Renaissance Holding Corp.

Term Loan - Second Lien, 7.15%, (1 mo. USD LIBOR + 7.00%), Maturing May 29, 2026	2,175	2,109,750

Seattle Spinco, Inc.

Term Loan, 2.65%, (1 mo. USD LIBOR + 2.50%), Maturing June 21, 2024	26,581	25,201,834

SkillSoft Corporation

Term Loan, 8.50%, (3 mo. USD LIBOR + 7.50%, Floor 1.00%), Maturing December 27, 2024	5,224	5,243,870

Term Loan - Second Lien, 8.50%, (3 mo. USD LIBOR + 7.50%, Floor 1.00%), Maturing April 27, 2025	17,261	17,045,177

SolarWinds Holdings, Inc.

Term Loan, 2.90%, (1 mo. USD LIBOR + 2.75%), Maturing February 5, 2024	72,881	71,690,744

Solera, LLC

Term Loan, 2.90%, (2 mo. USD LIBOR + 2.75%), Maturing March 3, 2023	53,908	52,608,051

Sparta Systems, Inc.

Term Loan, 4.50%, (3 mo. USD LIBOR + 3.50%, Floor 1.00%), Maturing August 21, 2024	7,007	6,674,212

SS&C Technologies Holdings Europe S.a.r.l.

Term Loan, 1.90%, (1 mo. USD LIBOR + 1.75%), Maturing April 16, 2025	6,614	6,439,318

SS&C Technologies, Inc.

Term Loan, 1.90%, (1 mo. USD LIBOR + 1.75%), Maturing April 16, 2025	5,263	5,123,731

Term Loan, 1.90%, (1 mo. USD LIBOR + 1.75%), Maturing April 16, 2025	9,414	9,165,380

STG-Fairway Holdings, LLC

Term Loan, 3.40%, (1 mo. USD LIBOR + 3.25%), Maturing January 31, 2027	5,448	5,303,264

SurveyMonkey, Inc.

Term Loan, 3.86%, (1 week USD LIBOR + 3.75%), Maturing October 10, 2025	9,271	9,108,561

Tech Data Corporation

Term Loan, 3.65%, (1 mo. USD LIBOR + 3.50%), Maturing June 30, 2025	10,350	10,356,469

Tibco Software, Inc.

Term Loan, 3.90%, (1 mo. USD LIBOR + 3.75%), Maturing June 30, 2026	31,716	30,857,405

29	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2020

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Electronics/Electrical (continued)

Tibco Software, Inc. (continued)

Term Loan - Second Lien, 7.40%, (1 mo. USD LIBOR + 7.25%), Maturing March 3, 2028	9,275	$9,089,500

TTM Technologies, Inc.

Term Loan, 2.65%, (1 mo. USD LIBOR + 2.50%), Maturing September 28, 2024	6,035	5,944,694

Uber Technologies, Inc.

Term Loan, 3.65%, (1 mo. USD LIBOR + 3.50%), Maturing July 13, 2023	7,568	7,451,668

Term Loan, 5.00%, (1 mo. USD LIBOR + 4.00%, Floor 1.00%), Maturing April 4, 2025	41,217	40,763,628

Ultimate Software Group, Inc. (The)

Term Loan, 3.90%, (1 mo. USD LIBOR + 3.75%), Maturing May 4, 2026	22,829	22,457,737

Term Loan, 4.75%, (3 mo. USD LIBOR + 4.00%, Floor 0.75%), Maturing May 4, 2026	36,550	36,385,013

Term Loan - Second Lien, 7.50%, (3 mo. USD LIBOR + 6.75%, Floor 0.75%), Maturing May 3, 2027	2,350	2,397,980

Ultra Clean Holdings, Inc.

Term Loan, 4.65%, (1 mo. USD LIBOR + 4.50%), Maturing August 27, 2025	9,834	9,784,492

Valkyr Purchaser, LLC

Term Loan, Maturing October 29, 2027(5)	6,375	6,311,250

Verifone Systems, Inc.

Term Loan, 4.25%, (3 mo. USD LIBOR + 4.00%), Maturing August 20, 2025	19,004	17,437,007

Veritas US, Inc.

Term Loan, 6.50%, (3 mo. USD LIBOR + 5.50%, Floor 1.00%), Maturing September 1, 2025	22,875	22,403,203

Vero Parent, Inc.

Term Loan, 6.51%, (3 mo. USD LIBOR + 6.25%), Maturing August 16, 2024	19,950	19,550,754

VS Buyer, LLC

Term Loan, 3.40%, (1 mo. USD LIBOR + 3.25%), Maturing February 28, 2027	12,313	12,105,341

Vungle, Inc.

Term Loan, 5.64%, (1 mo. USD LIBOR + 5.50%), Maturing September 30, 2026	7,648	7,619,071

		$1,168,266,470

Equipment Leasing — 1.0%

Avolon TLB Borrower 1 (US), LLC

Term Loan, 2.50%, (1 mo. USD LIBOR + 1.75%, Floor 0.75%), Maturing January 15, 2025	21,425	$20,722,463

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Equipment Leasing (continued)

Boels Topholding B.V.

Term Loan, 4.00%, (1 mo. EURIBOR + 4.00%), Maturing January 14, 2027	EUR	5,250	$5,940,531

Delos Finance S.a.r.l.

Term Loan, 1.97%, (3 mo. USD LIBOR + 1.75%), Maturing October 6, 2023		15,593	15,116,929

Fly Funding II S.a.r.l.

Term Loan, 6.24%, (3 mo. USD LIBOR + 6.00%), Maturing October 8, 2025		10,825	10,446,125

			$52,226,048

Financial Intermediaries — 3.4%

Aretec Group, Inc.

Term Loan, 4.40%, (1 mo. USD LIBOR + 4.25%), Maturing October 1, 2025		26,319	$24,783,656

Citco Funding, LLC

Term Loan, 2.77%, (6 mo. USD LIBOR + 2.50%), Maturing September 28, 2023		17,505	17,045,734

Claros Mortgage Trust, Inc.

Term Loan, 3.40%, (1 mo. USD LIBOR + 3.25%), Maturing August 9, 2026		533	513,797

Ditech Holding Corporation

Term Loan, 0.00%, Maturing June 30, 2022(7)		22,626	6,816,161

EIG Management Company, LLC

Term Loan, 4.50%, (1 mo. USD LIBOR + 3.75%, Floor 0.75%), Maturing February 22, 2025		2,754	2,747,489

Evergood 4 ApS

Term Loan, 3.75%, (3 mo. EURIBOR + 3.75%), Maturing February 6, 2025	EUR	7,550	8,665,608

FB Income Advisor, LLC

Term Loan, 2.44%, (1 mo. USD LIBOR + 2.25%), Maturing August 1, 2025		6,688	6,621,605

FinCo I, LLC

Term Loan, 2.65%, (1 mo. USD LIBOR + 2.50%), Maturing June 27, 2025		9,010	8,864,830

Focus Financial Partners, LLC

Term Loan, 2.15%, (1 mo. USD LIBOR + 2.00%), Maturing July 3, 2024		14,503	14,138,244

Greenhill & Co., Inc.

Term Loan, 3.40%, (1 mo. USD LIBOR + 3.25%), Maturing April 12, 2024		7,049	6,978,149

GreenSky Holdings, LLC

Term Loan, 5.50%, (1 mo. USD LIBOR + 4.50%, Floor 1.00%), Maturing March 29, 2025		4,364	4,254,961

30	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2020

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Financial Intermediaries (continued)

GreenSky Holdings, LLC (continued)

Term Loan, 3.44%, (1 mo. USD LIBOR + 3.25%), Maturing March 31, 2025		11,583	$11,033,245

Guggenheim Partners, LLC

Term Loan, 3.50%, (1 mo. USD LIBOR + 2.75%, Floor 0.75%), Maturing July 21, 2023		33,367	33,166,792

LPL Holdings, Inc.

Term Loan, 1.90%, (1 mo. USD LIBOR + 1.75%), Maturing November 12, 2026		19,751	19,363,971

Nets Holding A/S

Term Loan, 3.25%, (3 mo. EURIBOR + 3.25%), Maturing February 6, 2025	EUR	1,000	1,140,994

Victory Capital Holdings, Inc.

Term Loan, 2.73%, (3 mo. USD LIBOR + 2.50%), Maturing July 1, 2026		13,673	13,399,582

Virtus Investment Partners, Inc.

Term Loan, 3.00%, (3 mo. USD LIBOR + 2.25%, Floor 0.75%), Maturing June 1, 2024		7,195	7,141,225

			$186,676,043

Food Products — 4.2%

Alphabet Holding Company, Inc.

Term Loan, 3.65%, (1 mo. USD LIBOR + 3.50%), Maturing September 26, 2024		28,282	$27,450,752

Atkins Nutritionals Holdings II, Inc.

Term Loan, 4.75%, (1 mo. USD LIBOR + 3.75%, Floor 1.00%), Maturing July 7, 2024		3,794	3,794,700

B&G Foods, Inc.

Term Loan, 2.65%, (1 mo. USD LIBOR + 2.50%), Maturing October 10, 2026		2,539	2,529,122

Badger Buyer Corp.

Term Loan, 4.50%, (1 mo. USD LIBOR + 3.50%, Floor 1.00%), Maturing September 30, 2024		9,796	9,232,368

Froneri International, Ltd.

Term Loan, 2.40%, (1 mo. USD LIBOR + 2.25%), Maturing January 31, 2027		21,596	20,874,724

Term Loan - Second Lien, 5.75%, (1 mo. USD LIBOR + 5.75%), Maturing January 31, 2028		1,125	1,119,375

H Food Holdings, LLC

Term Loan, 3.84%, (1 mo. USD LIBOR + 3.69%), Maturing May 23, 2025		11,627	11,212,561

Term Loan, 4.15%, (1 mo. USD LIBOR + 4.00%), Maturing May 23, 2025		6,263	6,070,054

HLF Financing S.a.r.l.

Term Loan, 2.90%, (1 mo. USD LIBOR + 2.75%), Maturing August 18, 2025		26,118	25,735,752

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Food Products (continued)

Jacobs Douwe Egberts International B.V.

Term Loan, 2.19%, (1 mo. USD LIBOR + 2.00%), Maturing November 1, 2025		22,212	$22,183,993

JBS USA Lux S.A.

Term Loan, 2.15%, (1 mo. USD LIBOR + 2.00%), Maturing May 1, 2026		55,301	54,154,715

Nomad Foods Europe Midco Limited

Term Loan, 2.40%, (1 mo. USD LIBOR + 2.25%), Maturing May 15, 2024		18,939	18,545,356

Shearer’s Foods, Inc.

Term Loan, 4.75%, (3 mo. USD LIBOR + 4.00%, Floor 0.75%), Maturing September 23, 2027		3,575	3,542,228

Sunshine Investments B.V.

Term Loan, 3.25%, (3 mo. EURIBOR + 3.25%), Maturing March 28, 2025	EUR	10,618	12,130,089

Term Loan, 4.07%, (3 mo. GBP LIBOR + 4.00%), Maturing March 28, 2025	GBP	750	954,621

Valeo F1 Company Limited (Ireland)

Term Loan, 4.50%, (3 mo. EURIBOR + 4.50%), Maturing August 27, 2027	EUR	9,500	10,842,892

			$230,373,302

Food Service — 1.5%

1011778 B.C. Unlimited Liability Company

Term Loan, 1.90%, (1 mo. USD LIBOR + 1.75%), Maturing November 19, 2026		49,264	$47,427,240

IRB Holding Corp.

Term Loan, 3.75%, (6 mo. USD LIBOR + 2.75%, Floor 1.00%), Maturing February 5, 2025		4,848	4,625,765

Restaurant Technologies, Inc.

Term Loan, 3.40%, (1 mo. USD LIBOR + 3.25%), Maturing October 1, 2025		6,113	5,883,654

US Foods, Inc.

Term Loan, 1.90%, (1 mo. USD LIBOR + 1.75%), Maturing June 27, 2023		22,484	21,612,864

			$79,549,523

Food/Drug Retailers — 0.5%

BW Gas & Convenience Holdings, LLC

Term Loan, 6.41%, (1 mo. USD LIBOR + 6.25%), Maturing November 18, 2024		5,851	$5,851,269

CNT Holdings I Corp.

Term Loan, Maturing October 16, 2027(5)		6,275	6,212,250

31	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2020

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Food/Drug Retailers (continued)

L1R HB Finance Limited

Term Loan, 4.25%, (3 mo. EURIBOR + 4.25%), Maturing August 9, 2024	EUR	8,523	$7,982,120

Term Loan, 5.55%, (6 mo. GBP LIBOR + 5.25%), Maturing September 2, 2024	GBP	6,773	7,004,736

			$27,050,375

Forest Products — 0.0%(6)

Clearwater Paper Corporation

Term Loan, 3.24%, (USD LIBOR + 3.00%), Maturing July 26, 2026(2)		2,435	$2,428,725

			$2,428,725

Health Care — 9.0%

Accelerated Health Systems, LLC

Term Loan, 3.65%, (1 mo. USD LIBOR + 3.50%), Maturing October 31, 2025		5,292	$5,120,203

ADMI Corp.

Term Loan, 2.90%, (1 mo. USD LIBOR + 2.75%), Maturing April 30, 2025		5,422	5,237,119

Alliance Healthcare Services, Inc.

Term Loan, 5.50%, (1 mo. USD LIBOR + 4.50%, Floor 1.00%), Maturing October 24, 2023		9,092	8,319,317

Term Loan - Second Lien, 12.00%, (1 mo. USD LIBOR + 11.00%, Floor 1.00%), Maturing April 24, 2024		5,175	2,367,563

athenahealth, Inc.

Term Loan, 4.75%, (3 mo. USD LIBOR + 4.50%), Maturing February 11, 2026		15,824	15,527,352

Avantor Funding, Inc.

Term Loan, 3.25%, (1 mo. USD LIBOR + 2.25%, Floor 1.00%), Maturing November 21, 2024		7,082	7,037,710

Term Loan, Maturing October 29, 2027(5)		3,450	3,415,500

BioClinica Holding I L.P.

Term Loan, 5.25%, (1 mo. USD LIBOR + 4.25%, Floor 1.00%), Maturing October 20, 2023		16,024	15,462,746

BW NHHC Holdco, Inc.

Term Loan, 5.27%, (3 mo. USD LIBOR + 5.00%), Maturing May 15, 2025		15,000	12,824,761

CeramTec AcquiCo GmbH

Term Loan, 2.75%, (3 mo. EURIBOR + 2.75%), Maturing March 7, 2025	EUR	15,327	17,104,782

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Health Care (continued)

Certara L.P.

Term Loan, 3.72%, (3 mo. USD LIBOR + 3.50%), Maturing August 15, 2024		7,498	$7,329,276

Change Healthcare Holdings, LLC

Term Loan, 3.50%, (USD LIBOR + 2.50%, Floor 1.00%), Maturing March 1, 2024(2)		13	12,588

CryoLife, Inc.

Term Loan, 4.25%, (3 mo. USD LIBOR + 3.25%, Floor 1.00%), Maturing December 1, 2024		5,130	5,104,288

Dedalus Finance GmbH

Term Loan, 4.50%, (1 mo. EURIBOR + 4.50%), Maturing May 4, 2027	EUR	6,875	7,943,578

Term Loan, Maturing August 16, 2027(5)	EUR	10,000	11,554,295

Elsan SAS

Term Loan, 3.00%, (6 mo. EURIBOR + 3.00%), Maturing October 31, 2024	EUR	2,250	2,587,052

Ensemble RCM, LLC

Term Loan, 3.96%, (3 mo. USD LIBOR + 3.75%), Maturing August 3, 2026		5,990	5,877,197

Envision Healthcare Corporation

Term Loan, 3.90%, (1 mo. USD LIBOR + 3.75%), Maturing October 10, 2025		61,621	44,351,686

Gentiva Health Services, Inc.

Term Loan, 3.44%, (1 mo. USD LIBOR + 3.25%), Maturing July 2, 2025		32,880	32,263,034

Greatbatch, Ltd.

Term Loan, 3.50%, (1 mo. USD LIBOR + 2.50%, Floor 1.00%), Maturing October 27, 2022		10,341	10,257,054

Hanger, Inc.

Term Loan, 3.65%, (1 mo. USD LIBOR + 3.50%), Maturing March 6, 2025		23,276	23,120,526

Inovalon Holdings, Inc.

Term Loan, 3.19%, (1 mo. USD LIBOR + 3.00%), Maturing April 2, 2025		12,141	11,852,324

IQVIA, Inc.

Term Loan, 1.90%, (1 mo. USD LIBOR + 1.75%), Maturing March 7, 2024		2,660	2,621,308

Term Loan, 1.90%, (1 mo. USD LIBOR + 1.75%), Maturing January 17, 2025		14,783	14,570,963

MPH Acquisition Holdings, LLC

Term Loan, 3.75%, (3 mo. USD LIBOR + 2.75%, Floor 1.00%), Maturing June 7, 2023		25,262	24,977,837

National Mentor Holdings, Inc.

Term Loan, 4.40%, (1 mo. USD LIBOR + 4.25%), Maturing March 9, 2026		347	341,862

32	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2020

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Health Care (continued)

National Mentor Holdings, Inc. (continued)

Term Loan, 4.40%, (1 mo. USD LIBOR + 4.25%), Maturing March 9, 2026		7,601	$7,489,320

Navicure, Inc.

Term Loan, 4.15%, (1 mo. USD LIBOR + 4.00%), Maturing October 22, 2026		6,269	6,119,623

Term Loan, 4.75%, (1 mo. USD LIBOR + 4.00%, Floor 0.75%), Maturing October 22, 2026		4,625	4,561,406

One Call Corporation

Term Loan, 6.25%, (3 mo. USD LIBOR + 5.25%, Floor 1.00%), Maturing November 25, 2022		15,252	14,146,453

Ortho-Clinical Diagnostics S.A.

Term Loan, 3.39%, (1 mo. USD LIBOR + 3.25%), Maturing June 30, 2025		28,843	27,947,516

Term Loan, 3.50%, (3 mo. EURIBOR + 3.50%), Maturing June 30, 2025	EUR	4,204	4,728,760

Parexel International Corporation

Term Loan, 2.90%, (1 mo. USD LIBOR + 2.75%), Maturing September 27, 2024		3,326	3,198,505

Phoenix Guarantor, Inc.

Term Loan, 3.40%, (1 mo. USD LIBOR + 3.25%), Maturing March 5, 2026		21,269	20,604,370

Term Loan, 4.25%, (1 mo. USD LIBOR + 3.75%, Floor 0.50%), Maturing March 5, 2026		5,175	5,093,064

Radiology Partners, Inc

Term Loan, 4.81%, (USD LIBOR + 4.25%), Maturing July 9, 2025(2)		5,242	4,963,418

RadNet, Inc.

Term Loan, 4.75%, (6 mo. USD LIBOR + 3.75%, Floor 1.00%), Maturing June 30, 2023		9,796	9,661,131

Select Medical Corporation

Term Loan, 2.78%, (6 mo. USD LIBOR + 2.50%), Maturing March 6, 2025		37,393	36,574,933

Surgery Center Holdings, Inc.

Term Loan, 4.25%, (1 mo. USD LIBOR + 3.25%, Floor 1.00%), Maturing September 3, 2024		13,674	12,993,316

Term Loan, 9.00%, (1 mo. USD LIBOR + 8.00%, Floor 1.00%), Maturing September 3, 2024		2,488	2,537,250

Team Health Holdings, Inc.

Term Loan, 3.75%, (1 mo. USD LIBOR + 2.75%, Floor 1.00%), Maturing February 6, 2024		6,973	5,700,689

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Health Care (continued)

U.S. Anesthesia Partners, Inc.

Term Loan, 4.00%, (6 mo. USD LIBOR + 3.00%, Floor 1.00%), Maturing June 23, 2024		3,014	$2,828,815

Verscend Holding Corp.

Term Loan, 4.65%, (1 mo. USD LIBOR + 4.50%), Maturing August 27, 2025		22,236	21,865,336

			$488,195,826

Home Furnishings — 1.0%

Serta Simmons Bedding, LLC

Term Loan, 8.50%, (1 mo. USD LIBOR + 7.50%, Floor 1.00%), Maturing August 10, 2023		14,163	$14,209,708

Term Loan - Second Lien, 8.50%, (1 mo. USD LIBOR + 7.50%, Floor 1.00%), Maturing August 10, 2023		46,814	40,142,819

			$54,352,527

Industrial Equipment — 5.2%

AI Alpine AT Bidco GmbH

Term Loan, 3.25%, (6 mo. EURIBOR + 3.25%), Maturing October 31, 2025	EUR	6,125	$6,675,748

Alliance Laundry Systems, LLC

Term Loan, 4.25%, (3 mo. USD LIBOR + 3.50%, Floor 0.75%), Maturing October 8, 2027		10,150	10,078,950

Altra Industrial Motion Corp.

Term Loan, 2.15%, (1 mo. USD LIBOR + 2.00%), Maturing October 1, 2025		7,792	7,642,336

Apex Tool Group, LLC

Term Loan, 6.50%, (1 mo. USD LIBOR + 5.25%, Floor 1.25%), Maturing August 1, 2024		17,067	16,225,207

CFS Brands, LLC

Term Loan, 4.00%, (6 mo. USD LIBOR + 3.00%, Floor 1.00%), Maturing March 20, 2025		6,714	5,958,278

Clark Equipment Company

Term Loan, 1.97%, (3 mo. USD LIBOR + 1.75%), Maturing May 18, 2024		13,249	12,895,674

Columbus McKinnon Corporation

Term Loan, 3.50%, (3 mo. USD LIBOR + 2.50%, Floor 1.00%), Maturing January 31, 2024		4,880	4,855,115

33	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2020

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Industrial Equipment (continued)

CPM Holdings, Inc.

Term Loan, 3.90%, (1 mo. USD LIBOR + 3.75%), Maturing November 17, 2025		3,951	$3,674,586

Delachaux Group S.A.

Term Loan, 3.75%, (6 mo. EURIBOR + 3.75%), Maturing April 16, 2026	EUR	2,650	2,964,799

Term Loan, 4.74%, (USD LIBOR + 4.50%), Maturing April 16, 2026(2)		5,841	5,614,661

DexKo Global, Inc.

Term Loan, 3.75%, (3 mo. EURIBOR + 3.75%), Maturing July 24, 2024	EUR	2,618	2,915,130

Term Loan, 3.75%, (3 mo. EURIBOR + 3.75%), Maturing July 24, 2024	EUR	6,544	7,287,864

Term Loan, 4.50%, (1 mo. USD LIBOR + 3.50%, Floor 1.00%), Maturing July 24, 2024		11,827	11,570,405

DXP Enterprises, Inc.

Term Loan, 5.75%, (1 mo. USD LIBOR + 4.75%, Floor 1.00%), Maturing August 29, 2023		4,633	4,551,677

Dynacast International, LLC

Term Loan, 4.25%, (3 mo. USD LIBOR + 3.25%, Floor 1.00%), Maturing January 28, 2022		10,405	9,737,213

Engineered Machinery Holdings, Inc.

Term Loan, 4.00%, (3 mo. USD LIBOR + 3.00%, Floor 1.00%), Maturing July 19, 2024		14,646	14,297,950

Term Loan, 5.25%, (3 mo. USD LIBOR + 4.25%, Floor 1.00%), Maturing July 19, 2024		2,004	1,986,713

EWT Holdings III Corp.

Term Loan, 2.90%, (1 mo. USD LIBOR + 2.75%), Maturing December 20, 2024		22,147	21,749,873

Filtration Group Corporation

Term Loan, 3.15%, (1 mo. USD LIBOR + 3.00%), Maturing March 29, 2025		23,140	22,552,880

Term Loan, 3.50%, (3 mo. EURIBOR + 3.50%), Maturing March 29, 2025	EUR	2,627	2,999,660

Term Loan, Maturing March 29, 2025(5)		3,100	3,059,312

Gates Global, LLC

Term Loan, 3.00%, (3 mo. EURIBOR + 3.00%), Maturing April 1, 2024	EUR	7,794	8,832,862

LTI Holdings, Inc.

Term Loan, 3.65%, (1 mo. USD LIBOR + 3.50%), Maturing September 6, 2025		7,325	6,835,028

Term Loan, 4.90%, (1 mo. USD LIBOR + 4.75%), Maturing July 24, 2026		2,426	2,283,002

Minimax Viking GmbH

Term Loan, 3.00%, (1 mo. EURIBOR + 3.00%), Maturing July 31, 2025	EUR	1,944	2,242,336

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Industrial Equipment (continued)

Quimper AB

Term Loan, 4.25%, (6 mo. EURIBOR + 4.25%), Maturing February 13, 2026	EUR	20,625	$23,665,591

Robertshaw US Holding Corp.

Term Loan, 4.50%, (1 mo. USD LIBOR + 3.50%, Floor 1.00%), Maturing February 28, 2025		22,944	21,165,999

Terex Corporation

Term Loan, 2.22%, (3 mo. USD LIBOR + 2.00%), Maturing January 31, 2024		8,765	8,524,311

Thermon Industries, Inc.

Term Loan, 4.75%, (1 mo. USD LIBOR + 3.75%, Floor 1.00%), Maturing October 30, 2024		3,047	3,009,098

Titan Acquisition Limited

Term Loan, 3.36%, (6 mo. USD LIBOR + 3.00%), Maturing March 28, 2025		26,903	25,576,591

Vertical Midco GmbH

Term Loan, 4.25%, (6 mo. EURIBOR + 4.25%), Maturing July 30, 2027	EUR	1,000	1,162,557

Welbilt, Inc.

Term Loan, 2.65%, (1 mo. USD LIBOR + 2.50%), Maturing October 23, 2025		1,000	920,000

			$283,511,406

Insurance — 3.6%

Alliant Holdings Intermediate, LLC

Term Loan, 2.90%, (1 mo. USD LIBOR + 2.75%), Maturing May 9, 2025		3,239	$3,123,831

Term Loan, 3.40%, (1 mo. USD LIBOR + 3.25%), Maturing May 9, 2025		5,703	5,515,093

AmWINS Group, Inc.

Term Loan, 3.75%, (1 mo. USD LIBOR + 2.75%, Floor 1.00%), Maturing January 25, 2024		44,812	44,311,789

Andromeda Investissements

Term Loan, 3.75%, (3 mo. EURIBOR + 3.75%), Maturing June 12, 2026	EUR	2,250	2,597,534

AssuredPartners, Inc.

Term Loan, 3.65%, (1 mo. USD LIBOR + 3.50%), Maturing February 12, 2027		4,094	3,957,935

Asurion, LLC

Term Loan, 3.15%, (1 mo. USD LIBOR + 3.00%), Maturing November 3, 2023		41,964	41,237,374

Term Loan, 3.15%, (1 mo. USD LIBOR + 3.00%), Maturing November 3, 2024		2,444	2,400,984

Term Loan - Second Lien, 6.65%, (1 mo. USD LIBOR + 6.50%), Maturing August 4, 2025		26,491	26,562,647

34	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2020

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Insurance (continued)

Financiere CEP S.A.S.

Term Loan, 4.75%, (3 mo. EURIBOR + 4.75%), Maturing June 3, 2027	EUR	1,425	$1,662,323

Hub International Limited

Term Loan, 3.21%, (3 mo. USD LIBOR + 3.00%), Maturing April 25, 2025		18,437	17,766,216

NFP Corp.

Term Loan, 3.40%, (1 mo. USD LIBOR + 3.25%), Maturing February 15, 2027		33,605	32,239,674

Ryan Specialty Group, LLC

Term Loan, 4.00%, (1 mo. USD LIBOR + 3.25%, Floor 0.75%), Maturing September 1, 2027		7,875	7,822,497

USI, Inc.

Term Loan, 4.22%, (3 mo. USD LIBOR + 4.00%), Maturing December 2, 2026		5,865	5,807,712

			$195,005,609

Leisure Goods/Activities/Movies — 4.6%

AMC Entertainment Holdings, Inc.

Term Loan, 3.23%, (3 mo. USD LIBOR + 3.00%), Maturing April 22, 2026		10,339	$5,907,406

Amer Sports Oyj

Term Loan, 4.50%, (6 mo. EURIBOR + 4.50%), Maturing March 30, 2026	EUR	20,475	21,044,281

Ancestry.com Operations, Inc.

Term Loan, 4.40%, (1 mo. USD LIBOR + 4.25%), Maturing August 27, 2026		37,346	37,326,677

Bombardier Recreational Products, Inc.

Term Loan, 2.15%, (1 mo. USD LIBOR + 2.00%), Maturing May 24, 2027		33,283	32,145,695

Term Loan, 6.00%, (3 mo. USD LIBOR + 5.00%, Floor 1.00%), Maturing May 24, 2027		6,135	6,188,303

ClubCorp Holdings, Inc.

Term Loan, 2.97%, (3 mo. USD LIBOR + 2.75%), Maturing September 18, 2024		21,362	18,064,000

Crown Finance US, Inc.

Term Loan, 2.63%, (6 mo. EURIBOR + 2.63%), Maturing February 28, 2025	EUR	4,881	3,259,378

Term Loan, 2.77%, (6 mo. USD LIBOR + 2.50%), Maturing February 28, 2025		18,505	10,565,929

Delta 2 (LUX) S.a.r.l.

Term Loan, 3.50%, (1 mo. USD LIBOR + 2.50%, Floor 1.00%), Maturing February 1, 2024		1,250	1,205,860

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Leisure Goods/Activities/Movies (continued)

Etraveli Holding AB

Term Loan, 4.50%, (6 mo. EURIBOR + 4.50%), Maturing August 2, 2024	EUR	9,600	$9,279,932

Lindblad Expeditions, Inc.

Term Loan, 5.50%, (1 mo. USD LIBOR + 4.75%, Floor 0.75%), 4.25% cash, 1.25% PIK, Maturing March 27, 2025		1,168	1,086,330

Term Loan, 5.50%, (1 mo. USD LIBOR + 4.75%, Floor 0.75%), 4.25% cash, 1.25% PIK, Maturing March 27, 2025		4,672	4,345,321

Match Group, Inc.

Term Loan, 2.00%, (3 mo. USD LIBOR + 1.75%), Maturing February 13, 2027		7,625	7,453,437

Motion Finco S.a.r.l.

Term Loan, 3.47%, (3 mo. USD LIBOR + 3.25%), Maturing November 12, 2026		423	365,691

Term Loan, 3.47%, (3 mo. USD LIBOR + 3.25%), Maturing November 12, 2026		3,332	2,878,522

NASCAR Holdings, Inc.

Term Loan, 2.90%, (1 mo. USD LIBOR + 2.75%), Maturing October 19, 2026		1,524	1,487,685

Playtika Holding Corp.

Term Loan, 7.00%, (6 mo. USD LIBOR + 6.00%, Floor 1.00%), Maturing December 10, 2024		33,784	33,875,878

SeaWorld Parks & Entertainment, Inc.

Term Loan, 3.75%, (1 mo. USD LIBOR + 3.00%, Floor 0.75%), Maturing March 31, 2024		4,400	4,125,130

SRAM, LLC

Term Loan, 3.75%, (USD LIBOR + 2.75%, Floor 1.00%), Maturing March 15, 2024(2)		9,280	9,268,182

Steinway Musical Instruments, Inc.

Term Loan, 4.75%, (1 mo. USD LIBOR + 3.75%, Floor 1.00%), Maturing February 14, 2025		3,760	3,612,307

Travel Leaders Group, LLC

Term Loan, 4.15%, (1 mo. USD LIBOR + 4.00%), Maturing January 25, 2024		20,176	15,787,903

UFC Holdings, LLC

Term Loan, 4.25%, (6 mo. USD LIBOR + 3.25%, Floor 1.00%), Maturing April 29, 2026		1,920	1,876,983

Term Loan, 4.25%, (6 mo. USD LIBOR + 3.25%, Floor 1.00%), Maturing April 29, 2026		15,889	15,600,603

35	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2020

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Leisure Goods/Activities/Movies (continued)

Vue International Bidco PLC

Term Loan, 4.75%, (6 mo. EURIBOR + 4.75%), Maturing July 3, 2026	EUR	3,433	$2,928,504

			$249,679,937

Lodging and Casinos — 2.9%

Aristocrat Technologies, Inc.

Term Loan, 1.96%, (3 mo. USD LIBOR + 1.75%), Maturing October 19, 2024		10,829	$10,568,462

Azelis Finance S.A.

Term Loan, 3.50%, (6 mo. EURIBOR + 3.50%), Maturing November 10, 2025	EUR	3,750	4,280,089

Boyd Gaming Corporation

Term Loan, 2.34%, (1 week USD LIBOR + 2.25%), Maturing September 15, 2023		999	973,549

Churchill Downs Incorporated

Term Loan, 2.15%, (1 mo. USD LIBOR + 2.00%), Maturing December 27, 2024		3,404	3,293,128

CityCenter Holdings, LLC

Term Loan, 3.00%, (1 mo. USD LIBOR + 2.25%, Floor 0.75%), Maturing April 18, 2024		14,988	14,129,643

ESH Hospitality, Inc.

Term Loan, 2.15%, (1 mo. USD LIBOR + 2.00%), Maturing September 18, 2026		2,263	2,195,793

Golden Nugget, Inc.

Term Loan, 3.25%, (2 mo. USD LIBOR + 2.50%, Floor 0.75%), Maturing October 4, 2023		33,608	29,776,879

Term Loan, 13.00%, (3 mo. USD LIBOR + 12.00%, Floor 1.00%), Maturing October 4, 2023		1,875	2,128,125

GVC Holdings (Gibraltar) Limited

Term Loan, 3.25%, (3 mo. USD LIBOR + 2.25%, Floor 1.00%), Maturing March 29, 2024		23,472	23,257,063

GVC Holdings PLC

Term Loan, 2.50%, (3 mo. EURIBOR + 2.50%), Maturing March 29, 2024	EUR	21,325	24,476,039

Playa Resorts Holding B.V.

Term Loan, 3.75%, (1 mo. USD LIBOR + 2.75%, Floor 1.00%), Maturing April 29, 2024		14,097	12,088,240

Sportradar Capital S.a.r.l.

Term Loan, Maturing October 27, 2027(5)	EUR	4,400	5,080,687

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Lodging and Casinos (continued)

Stars Group Holdings B.V. (The)

Term Loan, 3.72%, (3 mo. USD LIBOR + 3.50%), Maturing July 10, 2025		20,791	$20,813,547

Term Loan, 3.75%, (3 mo. EURIBOR + 3.75%), Maturing July 10, 2025	EUR	5,340	6,235,157

			$159,296,401

Nonferrous Metals/Minerals — 0.5%

American Consolidated Natural Resources, Inc.

Term Loan, 14.00%, (3 mo. USD LIBOR + 13.00%, Floor 1.00%), Maturing September 16, 2025		5,857	$4,539,449

CD&R Hydra Buyer, Inc.

Term Loan, 7.50%, (0.00% cash, 7.50% PIK), Maturing August 15, 2021(4)(8)		407	322,092

Noranda Aluminum Acquisition Corporation

Term Loan, 0.00%, Maturing February 28, 2021(7)		2,904	261,355

Oxbow Carbon, LLC

Term Loan, Maturing October 13, 2025(5)		4,650	4,580,250

Rain Carbon GmbH

Term Loan, 3.00%, (3 mo. EURIBOR + 3.00%), Maturing January 16, 2025	EUR	14,875	16,219,754

			$25,922,900

Oil and Gas — 3.0%

Ameriforge Group, Inc.

Term Loan, 14.00%, (3 mo. USD LIBOR + 13.00%, Floor 1.00%), 9.00% cash, 5.00% PIK, Maturing June 8, 2022		15,109	$13,220,765

Apergy Corporation

Term Loan, 2.69%, (1 mo. USD LIBOR + 2.50%), Maturing May 9, 2025		2,289	2,214,759

Term Loan, 6.00%, (3 mo. USD LIBOR + 5.00%, Floor 1.00%), Maturing May 28, 2027		1,926	1,922,014

Blackstone CQP Holdco L.P.

Term Loan, 3.73%, (3 mo. USD LIBOR + 3.50%), Maturing September 30, 2024		17,572	17,220,622

Buckeye Partners L.P.

Term Loan, 2.90%, (1 mo. USD LIBOR + 2.75%), Maturing November 1, 2026		11,389	11,171,912

Centurion Pipeline Company, LLC

Term Loan, 4.15%, (1 mo. USD LIBOR + 4.00%), Maturing September 28, 2025		2,025	1,994,625

Term Loan, 3.40%, (1 mo. USD LIBOR + 3.25%), Maturing September 29, 2025		3,414	3,358,707

36	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2020

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Oil and Gas (continued)

CITGO Holding, Inc.

Term Loan, 8.00%, (6 mo. USD LIBOR + 7.00%, Floor 1.00%), Maturing August 1, 2023	2,970	$2,732,400

CITGO Petroleum Corporation

Term Loan, 6.00%, (6 mo. USD LIBOR + 5.00%, Floor 1.00%), Maturing March 28, 2024	27,452	25,805,184

Delek US Holdings, Inc.

Term Loan, 2.40%, (1 mo. USD LIBOR + 2.25%), Maturing March 31, 2025	4,152	3,920,330

Term Loan, 6.50%, (1 mo. USD LIBOR + 5.50%, Floor 1.00%), Maturing March 31, 2025	5,224	5,114,924

Fieldwood Energy, LLC

DIP Loan, 3.68%, Maturing August 4, 2021(3)	3,983	4,003,159

Term Loan, 0.00%, Maturing April 11, 2022(7)	26,962	6,656,357

Lealand Finance Company B.V.

Term Loan, 4.15%, (1 mo. USD LIBOR + 4.00%), 1.15% cash, 3.00% PIK, Maturing June 30, 2025	3,135	2,057,529

Matador Bidco S.a.r.l.

Term Loan, 4.90%, (1 mo. USD LIBOR + 4.75%), Maturing October 15, 2026	11,666	11,374,716

McDermott Technology Americas, Inc.

DIP Letter of Credit, 2.71%, Maturing June 28, 2024(3)	10,000	9,150,000

Term Loan, 3.14%, (1 mo. USD LIBOR + 3.00%), Maturing June 30, 2024	261	215,187

Prairie ECI Acquiror L.P.

Term Loan, 4.90%, (1 mo. USD LIBOR + 4.75%), Maturing March 11, 2026	19,198	17,277,857

PSC Industrial Holdings Corp.

Term Loan, 4.75%, (1 mo. USD LIBOR + 3.75%, Floor 1.00%), Maturing October 11, 2024	11,272	10,666,065

RDV Resources Properties, LLC

Term Loan, 7.50%, (1 mo. USD LIBOR + 6.50%, Floor 1.00%), Maturing March 29, 2024(4)	3,221	2,034,117

Sunrise Oil & Gas Properties, LLC

Term Loan, 8.00%, (1 mo. USD LIBOR + 7.00%, Floor 1.00%), Maturing January 17, 2023	812	734,529

Term Loan - Second Lien, 8.00%, (1 mo. USD LIBOR + 7.00%, Floor 1.00%), Maturing January 17, 2023	834	654,309

Term Loan - Third Lien, 8.00%, (1 mo. USD LIBOR + 7.00%, Floor 1.00%), Maturing January 17, 2023	963	486,286

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Oil and Gas (continued)

UGI Energy Services, LLC

Term Loan, 3.90%, (1 mo. USD LIBOR + 3.75%), Maturing August 13, 2026		11,998	$11,915,638

			$165,901,991

Publishing — 1.3%

Alchemy Copyrights, LLC

Term Loan, 4.00%, (1 mo. USD LIBOR + 3.25%, Floor 0.75%), Maturing August 16, 2027		4,425	$4,413,937

Ascend Learning, LLC

Term Loan, 4.75%, (1 mo. USD LIBOR + 3.75%, Floor 1.00%), Maturing July 12, 2024		3,400	3,374,500

Axel Springer S.E.

Term Loan, 5.00%, (3 mo. EURIBOR + 5.00%), Maturing December 18, 2026	EUR	2,000	2,236,128

Getty Images, Inc.

Term Loan, 4.69%, (1 mo. USD LIBOR + 4.50%), Maturing February 19, 2026		13,267	12,420,995

Term Loan, 5.00%, (1 mo. EURIBOR + 5.00%), Maturing February 19, 2026	EUR	4,000	4,351,911

LSC Communications, Inc.

Term Loan, 0.00%, Maturing September 30, 2022(7)		8,034	1,305,543

Nielsen Finance, LLC

Term Loan, 2.15%, (1 mo. USD LIBOR + 2.00%), Maturing October 4, 2023		15,054	14,748,576

Term Loan, 4.75%, (1 mo. USD LIBOR + 3.75%, Floor 1.00%), Maturing June 4, 2025		7,338	7,338,125

ProQuest, LLC

Term Loan, 3.65%, (1 mo. USD LIBOR + 3.50%), Maturing October 23, 2026		18,144	17,743,759

Tweddle Group, Inc.

Term Loan, 5.50%, (1 mo. USD LIBOR + 4.50%, Floor 1.00%), Maturing September 17, 2023		1,927	1,693,212

			$69,626,686

Radio and Television — 2.8%

Cumulus Media New Holdings, Inc.

Term Loan, 4.75%, (6 mo. USD LIBOR + 3.75%, Floor 1.00%), Maturing March 31, 2026		4,099	$3,881,423

Diamond Sports Group, LLC

Term Loan, 3.40%, (1 mo. USD LIBOR + 3.25%), Maturing August 24, 2026		35,813	22,416,874

37	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2020

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Radio and Television (continued)

Entercom Media Corp.

Term Loan, 2.65%, (1 mo. USD LIBOR + 2.50%), Maturing November 18, 2024	4,807	$4,642,170

Entravision Communications Corporation

Term Loan, 2.90%, (1 mo. USD LIBOR + 2.75%), Maturing November 29, 2024	8,226	7,883,247

Gray Television, Inc.

Term Loan, 2.65%, (1 mo. USD LIBOR + 2.50%), Maturing January 2, 2026	3,553	3,483,416

Hubbard Radio, LLC

Term Loan, 5.25%, (6 mo. USD LIBOR + 4.25%, Floor 1.00%), Maturing March 28, 2025	10,057	9,692,008

iHeartCommunications, Inc.

Term Loan, 3.15%, (1 mo. USD LIBOR + 3.00%), Maturing May 1, 2026	1,260	1,186,137

Term Loan, 4.75%, (1 mo. USD LIBOR + 4.00%, Floor 0.75%), Maturing May 1, 2026	3,541	3,427,515

Nexstar Broadcasting, Inc.

Term Loan, 2.40%, (1 mo. USD LIBOR + 2.25%), Maturing January 17, 2024	15,915	15,517,158

Term Loan, 2.90%, (1 mo. USD LIBOR + 2.75%), Maturing September 18, 2026	5,956	5,815,662

Sinclair Television Group, Inc.

Term Loan, 2.40%, (1 mo. USD LIBOR + 2.25%), Maturing January 3, 2024	16,964	16,525,830

Term Loan, 2.65%, (1 mo. USD LIBOR + 2.50%), Maturing September 30, 2026	7,475	7,262,725

Terrier Media Buyer, Inc.

Term Loan, 4.40%, (1 mo. USD LIBOR + 4.25%), Maturing December 17, 2026	25,604	25,024,232

Univision Communications, Inc.

Term Loan, 3.75%, (1 mo. USD LIBOR + 2.75%, Floor 1.00%), Maturing March 15, 2024	19,506	18,931,014

Term Loan, 4.75%, (1 mo. USD LIBOR + 3.75%, Floor 1.00%), Maturing March 15, 2026	6,995	6,832,707

		$152,522,118

Retailers (Except Food and Drug) — 1.7%

Apro, LLC

Term Loan, 5.00%, (1 mo. USD LIBOR + 4.00%, Floor 1.00%), Maturing November 14, 2026	4,100	$4,069,575

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Retailers (Except Food and Drug) (continued)

Ascena Retail Group, Inc.

DIP Loan, 12.75%, (1 mo. USD LIBOR + 11.75%, Floor 1.00%), Maturing March 16, 2021	5,539	$6,639,589

Term Loan, 0.00%, Maturing August 21, 2022(7)	15,977	4,952,888

Bass Pro Group, LLC

Term Loan, 5.75%, (3 mo. USD LIBOR + 5.00%, Floor 0.75%), Maturing September 25, 2024	10,756	10,731,908

BJ’s Wholesale Club, Inc.

Term Loan, 2.15%, (1 mo. USD LIBOR + 2.00%), Maturing February 3, 2024	3,175	3,131,245

Coinamatic Canada, Inc.

Term Loan, 4.25%, (1 mo. USD LIBOR + 3.25%, Floor 1.00%), Maturing May 14, 2022	1,396	1,373,581

David’s Bridal, Inc.

Term Loan, 11.00%, (3 mo. USD LIBOR + 10.00%, Floor 1.00%), 6.00% cash, 5.00% PIK, Maturing June 23, 2023	2,469	2,222,818

Term Loan, 7.00%, (3 mo. USD LIBOR + 6.00%, Floor 1.00%), Maturing June 30, 2023	2,856	2,265,331

Go Wireless, Inc.

Term Loan, 7.50%, (1 mo. USD LIBOR + 6.50%, Floor 1.00%), Maturing December 22, 2024	2,685	2,606,691

Harbor Freight Tools USA, Inc.

Term Loan, 4.00%, (1 mo. USD LIBOR + 3.25%, Floor 0.75%), Maturing October 19, 2027	12,850	12,684,351

Hoya Midco, LLC

Term Loan, 4.50%, (6 mo. USD LIBOR + 3.50%, Floor 1.00%), Maturing June 30, 2024	7,774	6,639,987

LSF9 Atlantis Holdings, LLC

Term Loan, 7.00%, (1 mo. USD LIBOR + 6.00%, Floor 1.00%), Maturing May 1, 2023	13,677	13,465,710

PetSmart, Inc.

Term Loan, 4.50%, (6 mo. USD LIBOR + 3.50%, Floor 1.00%), Maturing March 11, 2022	16,418	16,304,992

PFS Holding Corporation

Term Loan, 0.00%, Maturing January 31, 2021(7)	11,258	4,390,701

Pier 1 Imports (U.S.), Inc.

Term Loan, 0.00%, Maturing April 30, 2021(4)(7)	5,027	2,864,017

		$94,343,384

38	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2020

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Steel — 1.4%

Atkore International, Inc.

Term Loan, 3.75%, (3 mo. USD LIBOR + 2.75%, Floor 1.00%), Maturing December 22, 2023	21,285	$21,214,393

GrafTech Finance, Inc.

Term Loan, 4.50%, (1 mo. USD LIBOR + 3.50%, Floor 1.00%), Maturing February 12, 2025	12,276	12,138,223

Neenah Foundry Company

Term Loan, 10.00%, (2 mo. USD LIBOR + 9.00%, Floor 1.00%), Maturing December 13, 2022	6,987	6,113,267

Phoenix Services International, LLC

Term Loan, 4.75%, (1 mo. USD LIBOR + 3.75%, Floor 1.00%), Maturing March 1, 2025	8,363	8,028,208

Zekelman Industries, Inc.

Term Loan, 2.15%, (1 mo. USD LIBOR + 2.00%), Maturing January 24, 2027	27,910	27,164,029

		$74,658,120

Surface Transport — 0.5%

Avis Budget Car Rental, LLC

Term Loan, Maturing August 6, 2027(5)	2,500	$2,251,875

Kenan Advantage Group, Inc.

Term Loan, 4.00%, (1 mo. USD LIBOR + 3.00%, Floor 1.00%), Maturing July 31, 2022	3,899	3,773,631

Term Loan, 4.00%, (1 mo. USD LIBOR + 3.00%, Floor 1.00%), Maturing July 31, 2022	16,566	16,034,186

XPO Logistics, Inc.

Term Loan, 2.15%, (1 mo. USD LIBOR + 2.00%), Maturing February 24, 2025	2,789	2,741,346

		$24,801,038

Telecommunications — 5.0%

Cablevision Lightpath, LLC

Term Loan, Maturing September 15, 2027(5)	225	$222,047

CenturyLink, Inc.

Term Loan, 2.40%, (1 mo. USD LIBOR + 2.25%), Maturing March 15, 2027	64,425	62,140,455

Ciena Corporation

Term Loan, 1.90%, (1 mo. USD LIBOR + 1.75%), Maturing September 26, 2025	9,328	9,324,605

Colorado Buyer, Inc.

Term Loan, 4.00%, (6 mo. USD LIBOR + 3.00%, Floor 1.00%), Maturing May 1, 2024	19,289	16,921,334

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Telecommunications (continued)

Digicel International Finance Limited

Term Loan, 3.80%, (6 mo. USD LIBOR + 3.25%), Maturing May 28, 2024		19,522	$17,143,135

Gamma Infrastructure III B.V.

Term Loan, 3.50%, (6 mo. EURIBOR + 3.50%), Maturing January 9, 2025	EUR	25,162	28,510,899

Global Eagle Entertainment, Inc.

DIP Loan, 11.25%, (1 mo. USD LIBOR + 10.00%, Floor 1.25%), Maturing January 22, 2021		3,654	3,626,561

Term Loan, 0.00%, Maturing January 6, 2023(7)		23,177	16,223,819

Intelsat Jackson Holdings S.A.

DIP Loan, 6.50%, (6 mo. USD LIBOR + 5.50%, Floor 1.00%), Maturing July 13, 2022(3)		4,000	4,076,526

Term Loan, 8.75%, (USD Prime + 5.50%), Maturing January 2, 2024		13,500	13,639,212

IPC Corp.

Term Loan, 5.50%, (3 mo. USD LIBOR + 4.50%, Floor 1.00%), Maturing August 6, 2021(4)		8,930	6,376,021

Onvoy, LLC

Term Loan, 5.50%, (1 mo. USD LIBOR + 4.50%, Floor 1.00%), Maturing February 10, 2024		17,768	16,901,724

Syniverse Holdings, Inc.

Term Loan, 6.00%, (3 mo. USD LIBOR + 5.00%, Floor 1.00%), Maturing March 9, 2023		12,192	9,560,676

Telesat Canada

Term Loan, 2.90%, (1 mo. USD LIBOR + 2.75%), Maturing December 7, 2026		6,291	6,090,595

Zayo Group Holdings, Inc.

Term Loan, 3.25%, (1 mo. EURIBOR + 3.25%), Maturing March 9, 2027	EUR	4,552	5,182,346

Ziggo Financing Partnership

Term Loan, 2.65%, (1 mo. USD LIBOR + 2.50%), Maturing April 30, 2028		57,575	55,359,975

			$271,299,930

Utilities — 0.4%

Calpine Construction Finance Company, L.P.

Term Loan, 2.15%, (1 mo. USD LIBOR + 2.00%), Maturing January 15, 2025		7,283	$7,084,580

Calpine Corporation

Term Loan, 2.40%, (1 mo. USD LIBOR + 2.25%), Maturing January 15, 2024		14,924	14,587,924

39	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2020

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Utilities (continued)

Longview Power, LLC

Term Loan, 11.50%, (3 mo. USD LIBOR + 10.00%, Floor 1.50%), Maturing July 30, 2025(4)		1,433	$1,146,073

			$22,818,577

Total Senior Floating-Rate Loans (identified cost $6,537,871,757)			$6,223,059,591

Corporate Bonds & Notes — 4.3%
Security		Principal Amount* (000’s omitted)	Value

Aerospace and Defense — 0.2%

Spirit AeroSystems, Inc.

5.50%, 1/15/25(9)		3,750	$3,820,312

Spirit Loyalty Cayman, Ltd./Spirit IP Cayman, Ltd.

8.00%, 9/20/25(9)		3,175	3,369,469

TransDigm, Inc.

8.00%, 12/15/25(9)		1,500	1,623,375

6.25%, 3/15/26(9)		1,500	1,565,633

			$10,378,789

Air Transport — 0.4%

Delta Air Lines, Inc.

7.00%, 5/1/25(9)		5,300	$5,789,224

Delta Air Lines, Inc./SkyMiles IP, Ltd.

4.50%, 10/20/25 (9)		7,925	8,049,644

4.75%, 10/20/28 (9)		7,925	8,105,504

			$21,944,372

Automotive — 0.3%

Clarios Global, L.P.

6.75%, 5/15/25(9)		2,425	$2,568,487

Clarios Global, L.P./Clarios US Finance Co.

6.25%, 5/15/26(9)		4,975	5,205,094

Tenneco, Inc.

4.875%, (3 mo. EURIBOR + 4.875%), 4/15/24(9)(10)	EUR	6,000	6,498,747

			$14,272,328

Security		Principal Amount* (000’s omitted)	Value

Building and Development — 0.1%

American Builders & Contractors Supply Co., Inc.

4.00%, 1/15/28(9)		875	$891,406

Cushman & Wakefield U.S. Borrower, LLC

6.75%, 5/15/28(9)		3,625	3,867,422

Forterra Finance, LLC/FRTA Finance Corp.

6.50%, 7/15/25(9)		1,100	1,163,938

Winnebago Industries, Inc.

6.25%, 7/15/28(9)		1,100	1,165,312

			$7,088,078

Business Equipment and Services — 0.7%

Allied Universal Holdco, LLC/Allied Universal Finance Corp.

6.625%, 7/15/26(9)		2,475	$2,592,563

Prime Security Services Borrower, LLC/Prime Finance, Inc.

5.25%, 4/15/24 (9)		9,125	9,556,795

5.75%, 4/15/26 (9)		17,950	19,139,187

Sabre GLBL, Inc.

9.25%, 4/15/25(9)		2,925	3,228,469

7.375%, 9/1/25(9)		2,675	2,732,513

			$37,249,527

Cable and Satellite Television — 0.2%

Altice France S.A.

5.125%, 1/15/29(9)		1,600	$1,600,480

Virgin Media Secured Finance PLC

4.50%, 8/15/30(9)		7,625	7,756,531

			$9,357,011

Chemicals and Plastics — 0.2%

INEOS Finance PLC

3.375%, 3/31/26(9)	EUR	2,000	$2,281,200

Tronox, Inc.

6.50%, 5/1/25(9)		8,000	8,450,000

			$10,731,200

Containers and Glass Products — 0.1%

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC

5.125%, 7/15/23 (9)		10	$10,130

4.00%, 10/15/27 (9)		6,325	6,427,781

			$6,437,911

40	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2020

Portfolio of Investments — continued

Security	Principal Amount* (000’s omitted)	Value

Diversified Financial Services — 0.1%

AG Issuer, LLC

6.25%, 3/1/28(9)	4,975	$4,863,063

		$4,863,063

Drugs — 0.1%

Bausch Health Cos., Inc.

5.50%, 11/1/25(9)	2,700	$2,776,410

		$2,776,410

Ecological Services and Equipment — 0.1%

GFL Environmental, Inc.

4.25%, 6/1/25(9)	6,025	$6,156,797

		$6,156,797

Electronics/Electrical — 0.2%

Veritas US, Inc./Veritas Bermuda, Ltd.

7.50%, 9/1/25(9)	7,900	$8,021,265

		$8,021,265

Entertainment — 0.0%(6)

Six Flags Theme Parks, Inc.

7.00%, 7/1/25(9)	2,400	$2,545,500

		$2,545,500

Food Products — 0.2%

Del Monte Foods, Inc.

11.875%, 5/15/25(9)	9,400	$10,040,375

		$10,040,375

Food/Drug Retailers — 0.2%

Fresh Market, Inc. (The)

9.75%, 5/1/23(9)	8,600	$8,245,293

		$8,245,293

Health Care — 0.0%(6)

HCA, Inc.

5.25%, 4/15/25	1,250	$1,448,590

		$1,448,590

Security	Principal Amount* (000’s omitted)	Value

Industrial Equipment — 0.0%(6)

Clark Equipment Company

5.875%, 6/1/25(9)	1,200	$1,251,750

		$1,251,750

Insurance — 0.0%(6)

NFP Corp.

7.00%, 5/15/25(9)	500	$530,938

		$530,938

Leisure Goods / Activities / Movies — 0.0%(6)

SeaWorld Parks & Entertainment, Inc.

8.75%, 5/1/25(9)	2,425	$2,552,312

		$2,552,312

Machinery — 0.1%

Vertical U.S. Newco, Inc.

5.25%, 7/15/27(9)	4,950	$5,103,821

		$5,103,821

Oil and Gas — 0.2%

CITGO Petroleum Corporation

7.00%, 6/15/25(9)	12,175	$11,315,141

		$11,315,141

Packaging & Containers — 0.0%(6)

Intelligent Packaging, Ltd. Finco, Inc./ Intelligent Packaging, Ltd. Co-Issuer, LLC

6.00%, 9/15/28(9)	550	$560,656

		$560,656

Radio and Television — 0.2%

iHeartCommunications, Inc.

6.375%, 5/1/26	1,159	$1,209,431

8.375%, 5/1/27	2,101	2,053,271

5.25%, 8/15/27 (9)	2,500	2,471,875

4.75%, 1/15/28 (9)	2,975	2,846,153

		$8,580,730

Real Estate Investment Trusts (REITs) — 0.1%

Park Intermediate Holdings, LLC/PK Domestic Property, LLC/PK Finance Co-Issuer

5.875%, 10/1/28(9)	7,925	$7,781,359

		$7,781,359

41	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2020

Portfolio of Investments — continued

Security	Principal Amount* (000’s omitted)	Value

Software and Services — 0.2%

Boxer Parent Co., Inc.

7.125%, 10/2/25(9)	4,850	$5,206,766

LogMeIn, Inc.

5.50%, 9/1/27(9)	5,250	5,328,750

		$10,535,516

Telecommunications — 0.4%

CenturyLink, Inc.

4.00%, 2/15/27(9)	5,400	$5,528,250

Digicel International Finance, Ltd./Digicel Holdings Bermuda, Ltd.

8.75%, 5/25/24(9)	7,250	7,268,125

VMED O2 UK Financing I PLC

4.25%, 1/31/31(9)	10,575	10,601,438

		$23,397,813

Total Corporate Bonds & Notes (identified cost $227,975,917)		$233,166,545

Asset-Backed Securities — 4.9%
Security	Principal Amount (000’s omitted)	Value

Alinea CLO, Ltd.

Series 2018-1A, Class D, 3.318%, (3 mo. USD LIBOR + 3.10%), 7/20/31(9)(10)	$2,500	$2,303,896

Series 2018-1A, Class E, 6.218%, (3 mo. USD LIBOR + 6.00%), 7/20/31(9)(10)	3,000	2,608,184

ALM Loan Funding, Ltd.

Series 2013-7RA, Class DR, 7.377%, (3 mo. USD LIBOR + 7.14%), 10/15/28(9)(10)	3,000	2,866,197

AMMC CLO 15, Ltd.

Series 2014-15A, Class ERR, 7.147%, (3 mo. USD LIBOR + 6.91%), 1/15/32(9)(10)	5,000	4,361,086

AMMC CLO XII, Ltd.

Series 2013-12A, Class ER, 6.423%, (3 mo. USD LIBOR + 6.18%), 11/10/30(9)(10)	3,525	2,737,617

Apidos CLO XX

Series 2015-20A, Class DR, 5.93%, (3 mo. USD LIBOR + 5.70%), 7/16/31(9)(10)	2,375	2,071,533

Ares LII CLO, Ltd.

Series 2019-52A, Class E, 6.766%, (3 mo. USD LIBOR + 6.55%), 4/22/31(9)(10)	1,250	1,156,581

Ares XL CLO, Ltd.

Series 2016-40A, Class CR, 3.637%, (3 mo. USD LIBOR + 3.40%), 1/15/29(9)(10)	2,500	2,423,833

Security	Principal Amount (000’s omitted)	Value

Ares XL CLO, Ltd. (continued)

Series 2016-40A, Class DR, 6.587%, (3 mo. USD LIBOR + 6.35%), 1/15/29(9)(10)	$3,500	$3,143,796

Ares XLIX CLO, Ltd.

Series 2018-49A, Class D, 3.216%, (3 mo. USD LIBOR + 3.00%), 7/22/30(9)(10)	2,500	2,329,630

Series 2018-49A, Class E, 5.916%, (3 mo. USD LIBOR + 5.70%), 7/22/30(9)(10)	3,500	3,055,928

Ares XXXIIR CLO, Ltd.

Series 2014-32RA, Class C, 3.18%, (3 mo. USD LIBOR + 2.90%), 5/15/30(9)(10)	5,000	4,627,860

Series 2014-32RA, Class D, 6.13%, (3 mo. USD LIBOR + 5.85%), 5/15/30(9)(10)	1,000	873,102

Ares XXXVR CLO, Ltd.

Series 2015-35RA, Class E, 5.937%, (3 mo. USD LIBOR + 5.70%), 7/15/30(9)(10)	4,000	3,505,283

Babson CLO, Ltd.

Series 2015-1A, Class DR, 2.818%, (3 mo. USD LIBOR + 2.60%), 1/20/31(9)(10)	2,500	2,247,753

Series 2016-1A, Class DR, 3.259%, (3 mo. USD LIBOR + 3.05%), 7/23/30(9)(10)	1,250	1,124,249

Series 2016-1A, Class ER, 6.209%, (3 mo. USD LIBOR + 6.00%), 7/23/30(9)(10)	3,500	2,965,612

Series 2018-1A, Class C, 2.837%, (3 mo. USD LIBOR + 2.60%), 4/15/31(9)(10)	3,500	3,131,137

Bain Capital Credit CLO

Series 2018-1A, Class D, 2.909%, (3 mo. USD LIBOR + 2.70%), 4/23/31(9)(10)	5,000	4,400,671

Benefit Street Partners CLO V-B, Ltd.

Series 2018-5BA, Class C, 3.148%, (3 mo. USD LIBOR + 2.93%), 4/20/31(9)(10)	5,000	4,414,827

Series 2018-5BA, Class D, 6.168%, (3 mo. USD LIBOR + 5.95%), 4/20/31(9)(10)	3,500	2,892,037

Benefit Street Partners CLO VIII, Ltd.

Series 2015-8A, Class DR, 5.818%, (3 mo. USD LIBOR + 5.60%), 1/20/31(9)(10)	5,401	4,246,162

Benefit Street Partners CLO XIV, Ltd.

Series 2018-14A, Class D, 2.818%, (3 mo. USD LIBOR + 2.60%), 4/20/31(9)(10)	1,500	1,315,895

Benefit Street Partners CLO XVI, Ltd.

Series 2018-16A, Class D, 3.918%, (3 mo. USD LIBOR + 3.70%), 1/17/32(9)(10)	2,000	1,934,469

Series 2018-16A, Class E, 6.918%, (3 mo. USD LIBOR + 6.70%), 1/17/32(9)(10)	2,250	2,036,353

Benefit Street Partners CLO XVII, Ltd.

Series 2019-17A, Class E, 6.837%, (3 mo. USD LIBOR + 6.60%), 7/15/32(9)(10)	1,750	1,622,770

Betony CLO 2, Ltd.

Series 2018-1A, Class C, 3.168%, (3 mo. USD LIBOR + 2.90%), 4/30/31(9)(10)	2,500	2,282,250

42	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2020

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Betony CLO 2, Ltd. (continued)

Series 2018-1A, Class D, 5.198%, (3 mo. USD LIBOR + 5.65%), 4/30/31(9)(10)	$4,550	$3,894,675

BlueMountain CLO, Ltd.

Series 2015-3A, Class CR, 2.818%, (3 mo. USD LIBOR + 2.60%), 4/20/31(9)(10)	5,000	4,304,412

Series 2015-3A, Class DR, 5.618%, (3 mo. USD LIBOR + 5.40%), 4/20/31(9)(10)	3,000	2,266,897

Series 2016-3A, Class DR, 3.38%, (3 mo. USD LIBOR + 3.10%), 11/15/30(9)(10)	1,500	1,315,508

Series 2016-3A, Class ER, 6.23%, (3 mo. USD LIBOR + 5.95%), 11/15/30(9)(10)	1,500	1,182,994

Series 2018-1A, Class D, 3.318%, (3 mo. USD LIBOR + 3.05%), 7/30/30(9)(10)	2,500	2,191,733

Series 2018-1A, Class E, 6.218%, (3 mo. USD LIBOR + 5.95%), 7/30/30(9)(10)	2,000	1,595,933

Canyon Capital CLO, Ltd.

Series 2012-1RA, Class E, 5.937%, (3 mo. USD LIBOR + 5.70%), 7/15/30(9)(10)	4,875	4,121,493

Series 2016-1A, Class DR, 3.037%, (3 mo. USD LIBOR + 2.80%), 7/15/31(9)(10)	3,000	2,728,950

Series 2016-1A, Class ER, 5.987%, (3 mo. USD LIBOR + 5.75%), 7/15/31(9)(10)	4,000	3,418,125

Series 2016-2A, Class ER, 6.237%, (3 mo. USD LIBOR + 6.00%), 10/15/31(9)(10)	4,500	3,805,183

Series 2018-1A, Class D, 3.137%, (3 mo. USD LIBOR + 2.90%), 7/15/31(9)(10)	3,000	2,733,151

Series 2018-1A, Class E, 5.987%, (3 mo. USD LIBOR + 5.75%), 7/15/31(9)(10)	2,750	2,352,233

Carlyle C17 CLO, Ltd.

Series C17A, Class CR, 3.014%, (3 mo. USD LIBOR + 2.80%), 4/30/31(9)(10)	5,000	4,507,052

Series C17A, Class DR, 6.214%, (3 mo. USD LIBOR + 6.00%), 4/30/31(9)(10)	3,500	2,900,355

Carlyle Global Market Strategies CLO, Ltd.

Series 2012-3A, Class CR2, 3.724%, (3 mo. USD LIBOR + 3.50%), 1/14/32(9)(10)	2,500	2,247,334

Series 2012-3A, Class DR2, 6.724%, (3 mo. USD LIBOR + 6.50%), 1/14/32(9)(10)	1,500	1,146,904

Series 2014-3RA, Class C, 3.167%, (3 mo. USD LIBOR + 2.95%), 7/27/31(9)(10)	1,000	855,027

Series 2014-3RA, Class D, 5.617%, (3 mo. USD LIBOR + 5.40%), 7/27/31(9)(10)	2,150	1,658,194

Series 2014-4RA, Class C, 3.137%, (3 mo. USD LIBOR + 2.90%), 7/15/30(9)(10)	2,750	2,387,799

Series 2014-4RA, Class D, 5.887%, (3 mo. USD LIBOR + 5.65%), 7/15/30(9)(10)	3,500	2,643,759

Cole Park CLO, Ltd.

Series 2015-1A, Class ER, 6.818%, (3 mo. USD LIBOR + 6.60%), 10/20/28(9)(10)	2,000	1,809,606

Security	Principal Amount (000’s omitted)	Value

Dryden CLO, Ltd.

Series 2016-42A, Class ER, 5.787%, (3 mo. USD LIBOR + 5.55%), 7/15/30(9)(10)	$3,500	$3,074,431

Series 2018-55A, Class D, 3.087%, (3 mo. USD LIBOR + 2.85%), 4/15/31(9)(10)	1,500	1,337,390

Series 2018-55A, Class E, 5.637%, (3 mo. USD LIBOR + 5.40%), 4/15/31(9)(10)	2,000	1,709,969

Dryden Senior Loan Fund

Series 2015-40A, Class DR, 3.38%, (3 mo. USD LIBOR + 3.10%), 8/15/31(9)(10)	3,000	2,860,872

Series 2015-40A, Class ER, 6.03%, (3 mo. USD LIBOR + 5.75%), 8/15/31(9)(10)	2,350	2,077,304

Series 2015-41A, Class DR, 2.837%, (3 mo. USD LIBOR + 2.60%), 4/15/31(9)(10)	7,000	6,400,604

Series 2015-41A, Class ER, 5.537%, (3 mo. USD LIBOR + 5.30%), 4/15/31(9)(10)	1,268	1,072,805

Series 2016-42A, Class DR, 3.167%, (3 mo. USD LIBOR + 2.93%), 7/15/30(9)(10)	2,500	2,322,640

Fort Washington CLO, Ltd.

Series 2019-1A, Class E, 7.468%, (3 mo. USD LIBOR + 7.25%), 10/20/32(9)(10)	1,000	905,908

Galaxy XV CLO, Ltd.

Series 2013-15A, Class ER, 6.882%, (3 mo. USD LIBOR + 6.65%), 10/15/30(9)(10)	4,500	3,920,031

Galaxy XXV CLO, Ltd.

Series 2015-19A, Class D1R, 6.745%, (3 mo. USD LIBOR + 6.53%), 7/24/30(9)(10)	2,000	1,732,955

Series 2018-25A, Class D, 3.315%, (3 mo. USD LIBOR + 3.10%), 10/25/31(9)(10)	2,500	2,306,738

Series 2018-25A, Class E, 6.165%, (3 mo. USD LIBOR + 5.95%), 10/25/31(9)(10)	3,500	3,032,547

Goldentree Loan Management US CLO 5, Ltd.

Series 2019-5A, Class D, 4.068%, (3 mo. USD LIBOR + 3.85%), 10/20/32(9)(10)	1,500	1,482,662

Golub Capital Partners CLO, Ltd.

Series 2018-37A, Class D, 3.518%, (3 mo. USD LIBOR + 3.30%), 7/20/30(9)(10)	4,000	3,533,797

Series 2018-37A, Class E, 5.968%, (3 mo. USD LIBOR + 5.75%), 7/20/30(9)(10)	4,750	4,067,792

Series 2020-48A, Class D, 4.018%, (3 mo. USD LIBOR + 3.80%), 4/17/33(9)(10)	2,000	1,868,567

ICG US CLO, Ltd.

Series 2018-2A, Class D, 3.316%, (3 mo. USD LIBOR + 3.10%), 7/22/31(9)(10)	2,000	1,791,335

Series 2018-2A, Class E, 5.966%, (3 mo. USD LIBOR + 5.75%), 7/22/31(9)(10)	3,000	2,341,945

Kayne CLO 5, Ltd.

Series 2019-5A, Class E, 6.915%, (3 mo. USD LIBOR + 6.70%), 7/24/32(9)(10)	500	476,502

43	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2020

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Neuberger Berman CLO XVIII, Ltd.

Series 2014-18A, Class DR2, 6.129%, (3 mo. USD LIBOR + 5.92%), 10/21/30(9)(10)	$2,000	$1,799,190

Neuberger Berman CLO XXII, Ltd.

Series 2016-22A, Class DR, 3.318%, (3 mo. USD LIBOR + 3.10%), 10/17/30(9)(10)	2,500	2,365,642

Series 2016-22A, Class ER, 6.278%, (3 mo. USD LIBOR + 6.06%), 10/17/30(9)(10)	3,000	2,698,184

Neuberger Berman Loan Advisers CLO, Ltd.

Series 2018-28A, Class E, 5.818%, (3 mo. USD LIBOR + 5.60%), 4/20/30(9)(10)	1,950	1,742,218

Series 2019-33A, Class E, 7.03%, (3 mo. USD LIBOR + 6.80%), 10/16/32(9)(10)	950	918,046

Oaktree CLO, Ltd.

Series 2019-3A, Class D, 4.178%, (3 mo. USD LIBOR + 3.96%), 7/20/31(9)(10)	2,625	2,468,598

Series 2019-3A, Class E, 6.988%, (3 mo. USD LIBOR + 6.77%), 7/20/31(9)(10)	1,121	928,695

OHA Credit Partners VII, Ltd.

Series 2012-7A, Class ER, 7.753%, (3 mo. USD LIBOR + 7.50%), 11/20/27(9)(10)	3,000	2,879,495

Palmer Square CLO, Ltd.

Series 2013-2A, Class CRR, 3.418%, (3 mo. USD LIBOR + 3.20%), 10/17/31(9)(10)	2,500	2,394,664

Series 2013-2A, Class DRR, 6.068%, (3 mo. USD LIBOR + 5.85%), 10/17/31(9)(10)	3,250	2,890,790

Series 2015-1A, Class DR2, 6.497%, (3 mo. USD LIBOR + 6.25%), 5/21/29(9)(10)	1,850	1,705,517

Series 2018-1A, Class C, 2.718%, (3 mo. USD LIBOR + 2.50%), 4/18/31(9)(10)	3,000	2,775,618

Series 2018-1A, Class D, 5.368%, (3 mo. USD LIBOR + 5.15%), 4/18/31(9)(10)	2,000	1,803,734

Series 2018-2A, Class D, 5.83%, (3 mo. USD LIBOR + 5.60%), 7/16/31(9)(10)	2,000	1,760,195

Regatta XIII Funding, Ltd.

Series 2018-2A, Class C, 3.337%, (3 mo. USD LIBOR + 3.10%), 7/15/31(9)(10)	2,500	2,308,727

Series 2018-2A, Class D, 6.187%, (3 mo. USD LIBOR + 5.95%), 7/15/31(9)(10)	5,000	4,257,507

Regatta XIV Funding, Ltd.

Series 2018-3A, Class D, 3.415%, (3 mo. USD LIBOR + 3.20%), 10/25/31(9)(10)	2,500	2,311,237

Series 2018-3A, Class E, 6.165%, (3 mo. USD LIBOR + 5.95%), 10/25/31(9)(10)	4,500	3,909,726

Regatta XV Funding, Ltd.

Series 2018-4A, Class D, 6.715%, (3 mo. USD LIBOR + 6.50%), 10/25/31(9)(10)	3,875	3,469,500

Southwick Park CLO, LLC

Series 2019-4A, Class D, 4.068%, (3 mo. USD LIBOR + 3.85%), 7/20/32(9)(10)	1,500	1,487,165

Security	Principal Amount (000’s omitted)	Value

Southwick Park CLO, LLC (continued)

Series 2019-4A, Class E, 6.918%, (3 mo. USD LIBOR + 6.70%), 7/20/32(9)(10)	$1,750	$1,666,096

Upland CLO, Ltd.

Series 2016-1A, Class CR, 3.118%, (3 mo. USD LIBOR + 2.90%), 4/20/31(9)(10)	4,500	4,066,236

Series 2016-1A, Class DR, 6.118%, (3 mo. USD LIBOR + 5.90%), 4/20/31(9)(10)	4,625	4,005,348

Vibrant CLO IX, Ltd.

Series 2018-9A, Class C, 3.418%, (3 mo. USD LIBOR + 3.20%), 7/20/31(9)(10)	2,500	2,154,295

Series 2018-9A, Class D, 6.468%, (3 mo. USD LIBOR + 6.25%), 7/20/31(9)(10)	3,500	2,689,321

Vibrant CLO X, Ltd.

Series 2018-10A, Class C, 3.468%, (3 mo. USD LIBOR + 3.25%), 10/20/31(9)(10)	5,000	4,358,253

Series 2018-10A, Class D, 6.408%, (3 mo. USD LIBOR + 6.19%), 10/20/31(9)(10)	5,000	3,973,883

Voya CLO, Ltd.

Series 2014-1A, Class DR2, 6.218%, (3 mo. USD LIBOR + 6.00%), 4/18/31(9)(10)	3,250	2,596,843

Series 2015-3A, Class CR, 3.368%, (3 mo. USD LIBOR + 3.15%), 10/20/31(9)(10)	2,500	2,212,318

Series 2015-3A, Class DR, 6.418%, (3 mo. USD LIBOR + 6.20%), 10/20/31(9)(10)	5,500	4,520,161

Series 2016-3A, Class CR, 3.468%, (3 mo. USD LIBOR + 3.25%), 10/18/31(9)(10)	2,000	1,750,408

Series 2016-3A, Class DR, 6.298%, (3 mo. USD LIBOR + 6.08%), 10/18/31(9)(10)	3,375	2,777,897

Series 2018-1A, Class C, 2.818%, (3 mo. USD LIBOR + 2.60%), 4/19/31(9)(10)	5,000	4,406,553

Webster Park CLO, Ltd.

Series 2015-1A, Class CR, 3.118%, (3 mo. USD LIBOR + 2.90%), 7/20/30(9)(10)	2,000	1,874,432

Series 2015-1A, Class DR, 5.718%, (3 mo. USD LIBOR + 5.50%), 7/20/30(9)(10)	2,500	2,190,337

Total Asset-Backed Securities (identified cost $306,155,088)		$269,179,651

Common Stocks — 1.5%
Security	Shares	Value

Aerospace and Defense — 0.0%(6)

IAP Global Services, LLC(4)(11)(12)	168	$2,500,092

		$2,500,092

44	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2020

Portfolio of Investments — continued

Security	Shares	Value

Automotive — 0.0%(6)

Dayco Products, LLC(11)(12)	48,926	$366,945

		$366,945

Business Equipment and Services — 0.0%(6)

Crossmark Holdings, Inc.(11)(12)	37,581	$2,160,908

		$2,160,908

Chemicals and Plastics — 0.1%

Hexion Holdings Corp., Class B(11)(12)	454,988	$4,675,002

		$4,675,002

Electronics/Electrical — 0.6%

Answers Corp.(4)(11)(12)	642,963	$475,793

Software Luxembourg Holding S.A., Class A(11)(12)	161,663	32,332,600

		$32,808,393

Health Care — 0.2%

Akorn Holding Company, LLC, Class A(11)(12)	792,089	$8,811,990

		$8,811,990

Nonferrous Metals/Minerals — 0.0%(6)

ACNR Holdings, Inc., Class A(11)(12)	30,298	$348,427

		$348,427

Oil and Gas — 0.2%

AFG Holdings, Inc.(4)(11)(12)	281,241	$6,192,927

Fieldwood Energy, Inc.(11)(12)	20,537	2,054

Fieldwood Energy, Inc.(11)(12)	88,944	8,894

McDermott International, Ltd.(11)(12)	1,382,889	2,350,911

RDV Resources, Inc., Class A(4)(11)(12)	197,614	0

Samson Resources II, LLC, Class A(4)(11)	387,972	2,521,818

Sunrise Oil & Gas, Inc., Class A(11)(12)	121,973	853,811

		$11,930,415

Publishing — 0.2%

ION Media Networks, Inc.(4)(11)(12)	13,247	$8,671,221

Tweddle Group, Inc.(4)(11)(12)	18,167	39,059

		$8,710,280

Radio and Television — 0.1%

Clear Channel Outdoor Holdings, Inc.(11)(12)	482,097	$430,995

Cumulus Media, Inc., Class A(11)(12)	371,654	1,880,569

iHeartMedia, Inc., Class A(11)(12)	205,018	1,685,248

		$3,996,812

Security	Shares	Value

Retailers (Except Food and Drug) — 0.0%(6)

David’s Bridal, LLC(4)(11)(12)	195,511	$1,708,766

		$1,708,766

Utilities — 0.1%

Longview Intermediate Holdings, LLC, Class A(4)(11)(12)	359,046	$2,904,682

		$2,904,682

Total Common Stocks (identified cost $94,656,391)		$80,922,712

Preferred Stocks — 0.1%
Security	Shares	Value

Financial Services — 0.0%(6)

DBI Investors, Inc., Series A-1(4)(11)(12)	9,245	$742,651

		$742,651

Nonferrous Metals/Minerals — 0.0%(6)

ACNR Holdings, Inc., 15.00% (PIK)(11)(12)	14,309	$214,635

		$214,635

Retailers (Except Food and Drug) — 0.1%

David’s Bridal, LLC, Series A, 8.00% (PIK)(4)(11)(12)	5,438	$435,040

David’s Bridal, LLC, Series B, 10.00% (PIK)(4)(11)(12)	22,162	1,794,235

		$2,229,275

Total Preferred Stocks (identified cost $1,794,235)		$3,186,561

Miscellaneous — 0.0%(6)
Security	Shares	Value

Oil and Gas — 0.0%(6)

Paragon Offshore Finance Company, Class A(11)(12)	16,581	$4,974

Paragon Offshore Finance Company, Class B(11)(12)	8,290	101,553

Total Miscellaneous (identified cost $180,309)		$106,527

45	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2020

Portfolio of Investments — continued

Warrants — 0.0%
Security	Shares	Value

Health Care — 0.0%

THAIHOT Investment Company US Limited, Exp. 10/13/27(4)(11)(12)	266	$0

THAIHOT Investment Company US Limited, Exp. 10/13/27(4)(11)(12)	1,725	0

THAIHOT Investment Company US Limited, Exp. 10/13/27 (Contingent Warrants)(4)(11)(12)	111,530	0

		$0

Retailers (Except Food and Drug) — 0.0%

David’s Bridal, LLC, Exp. 11/26/22(4)(11)(12)	37,742	$0

Total Warrants (identified cost $0)		$0

Exchange-Traded Funds — 0.7%
Security	Shares	Value

SPDR Blackstone/GSO Senior Loan ETF	803,000	$35,540,780

Total Exchange-Traded Funds (identified cost $36,809,412)		$35,540,780

Short-Term Investments — 2.0%
Description	Units	Value

Eaton Vance Cash Reserves Fund, LLC, 0.12%(13)	111,394,225	$111,394,225

Total Short-Term Investments (identified cost $111,394,225)		$111,394,225

Total Investments — 127.7% (identified cost $7,316,837,334)		$6,956,556,592

Less Unfunded Loan Commitments — (0.3)%		$(16,434,068)

Net Investments — 127.4% (identified cost $7,300,403,266)		$6,940,122,524

Other Assets, Less Liabilities — (27.4)%		$(1,490,688,271)

Net Assets — 100.0%		$5,449,434,253

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

*	In U.S. dollars unless otherwise indicated.
(1)

Senior floating-rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will typically have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are redetermined periodically by reference to a base lending rate, plus a spread. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”). Base lending rates may be subject to a floor, or minimum rate. Senior Loans are generally subject to contractual restrictions that must be satisfied before they can be bought or sold.

(2)

The stated interest rate represents the weighted average interest rate at October 31, 2020 of contracts within the senior loan facility. Interest rates on contracts are primarily redetermined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period.

(3)

Unfunded or partially unfunded loan commitments. The stated interest rate reflects the weighted average of the reference rate and spread for the funded portion, if any, and the commitment fees on the portion of the loan that is unfunded. See Note 1F for description. At October 31, 2020, the total value of unfunded loan commitments is $15,620,613.

(4)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 8).

(5)	This Senior Loan will settle after October 31, 2020, at which time the interest rate will be determined.

(6)	Amount is less than 0.05%.

(7)	Issuer is in default with respect to interest and/or principal payments or has declared bankruptcy. For a variable rate security, interest rate has been adjusted to reflect non-accrual status.

(8)	Fixed-rate loan.

(9)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At October 31, 2020, the aggregate value of these securities is $497,634,904 or 9.1% of the Portfolio’s net assets.

(10)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2020.

(11)	Security was acquired in connection with a restructuring of a Senior Loan and may be subject to restrictions on resale.

(12)	Non-income producing security.

(13)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2020.

46	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2020

Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

USD	155,537,410	EUR	132,552,680	Standard Chartered Bank	11/3/20	$1,159,921	$—

USD	147,378,054	EUR	124,569,292	HSBC Bank USA, N.A.	11/30/20	2,212,091	—

USD	9,470,182	EUR	8,000,000	State Street Bank and Trust Company	11/30/20	147,437	—

USD	31,418,149	GBP	23,789,121	State Street Bank and Trust Company	11/30/20	594,203	—

USD	154,499,562	EUR	132,552,680	Standard Chartered Bank	12/2/20	23,410	—

USD	158,803,677	EUR	134,859,392	Goldman Sachs International	1/29/21	1,407,481	—

USD	2,355,730	EUR	2,000,000	HSBC Bank USA, N.A.	1/29/21	21,504	—

						$5,566,047	$—

Abbreviations:

DIP	–	Debtor In Possession

EURIBOR	–	Euro Interbank Offered Rate

LIBOR	–	London Interbank Offered Rate

PIK	–	Payment In Kind

Currency Abbreviations:

EUR	–	Euro

GBP	–	British Pound Sterling

USD	–	United States Dollar

47	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2020

Statement of Assets and Liabilities

Assets	October 31, 2020

Unaffiliated investments, at value (identified cost, $7,189,009,041)	$6,828,728,299

Affiliated investment, at value (identified cost, $111,394,225)	111,394,225

Cash	60,056,685

Deposits for derivatives collateral — forward foreign currency exchange contracts	2,450,000

Foreign currency, at value (identified cost, $440,176)	440,695

Interest receivable	20,345,374

Dividends receivable from affiliated investment	10,839

Receivable for investments sold	91,437,051

Receivable for open forward foreign currency exchange contracts	5,566,047

Prepaid upfront fees and other fees on notes payable	2,111,271

Prepaid expenses	388,645

Total assets	$7,122,929,131

Liabilities

Notes payable	$1,480,000,000

Cash collateral due to brokers	2,450,000

Payable for investments purchased	186,536,475

Payable to affiliates:

Investment adviser fee	2,508,657

Trustees’ fees	9,042

Accrued expenses	1,990,704

Total liabilities	$1,673,494,878

Net Assets applicable to investors’ interest in Portfolio	$5,449,434,253

48	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2020

Statement of Operations

Investment Income	Year Ended October 31, 2020

Interest and other income	$368,429,713

Dividends	2,422,685

Dividends from affiliated investment	1,038,505

Total investment income	$371,890,903

Expenses

Investment adviser fee	$32,244,296

Trustees’ fees and expenses	108,500

Custodian fee	949,004

Legal and accounting services	958,394

Interest expense and fees	37,094,201

Miscellaneous	444,497

Total expenses	$71,798,892

Net investment income	$300,092,011

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —

Investment transactions	$(392,923,637)

Investment transactions — affiliated investment	(13,083)

Foreign currency transactions	(3,180,669)

Forward foreign currency exchange contracts	(15,923,521)

Net realized loss	$(412,040,910)

Change in unrealized appreciation (depreciation) —

Investments	$11,089,598

Investments — affiliated investment	(716)

Foreign currency	668,445

Forward foreign currency exchange contracts	10,714,424

Net change in unrealized appreciation (depreciation)	$22,471,751

Net realized and unrealized loss	$(389,569,159)

Net decrease in net assets from operations	$(89,477,148)

49	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2020

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2020	2019

From operations —

Net investment income	$300,092,011	$495,243,530

Net realized loss	(412,040,910)	(66,923,739)

Net change in unrealized appreciation (depreciation)	22,471,751	(288,934,917)

Net increase (decrease) in net assets from operations	$(89,477,148)	$139,384,874

Capital transactions —

Contributions	$656,651,110	$189,465,590

Withdrawals	(2,461,193,007)	(3,954,556,464)

Net decrease in net assets from capital transactions	$(1,804,541,897)	$(3,765,090,874)

Net decrease in net assets	$(1,894,019,045)	$(3,625,706,000)

Net Assets

At beginning of year	$7,343,453,298	$10,969,159,298

At end of year	$5,449,434,253	$7,343,453,298

50	See Notes to Financial Statements.

Eaton Vance

Senior Debt Portfolio

October 31, 2020

Statement of Cash Flows

Cash Flows From Operating Activities	Year Ended October 31, 2020

Net decrease in net assets from operations	$(89,477,148)

Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:

Investments purchased	(2,270,434,034)

Investments sold and principal repayments	4,131,225,060

Increase in short-term investments, net	(31,755,325)

Net amortization/accretion of premium (discount)	(7,696,081)

Amortization of prepaid upfront fees and other fees on notes payable	4,908,616

Decrease in interest receivable	4,230,802

Decrease in dividends receivable from affiliated investment	208,151

Increase in receivable for open forward foreign currency exchange contracts	(5,517,094)

Decrease in prepaid expenses	302,907

Increase in payable for cash collateral due to brokers	960,996

Decrease in payable for open forward foreign currency exchange contracts	(5,197,330)

Decrease in payable to affiliate for investment adviser fee	(815,609)

Decrease in accrued expenses	(3,451,169)

Increase in unfunded loan commitments	13,956,307

Net change in unrealized (appreciation) depreciation from investments	(11,088,882)

Net realized loss from investments	392,936,720

Net cash provided by operating activities	$2,123,296,887

Cash Flows From Financing Activities

Proceeds from capital contributions	$656,651,110

Payments for capital withdrawals	(2,461,193,007)

Proceeds from notes payable	1,475,000,000

Repayments of notes payable	(1,835,000,000)

Payment of prepaid upfront fees and other fees on notes payable	(5,906,250)

Net cash used in financing activities	$(2,170,448,147)

Net decrease in cash and restricted cash*	$(47,151,260)

Cash and restricted cash at beginning of year(1)	$110,098,640

Cash and restricted cash at end of year(1)	$62,947,380

Supplemental disclosure of cash flow information:

Cash paid for interest and fees on borrowings	$40,732,997

*	Includes net change in unrealized appreciation (depreciation) on foreign currency of $2,484.

(1)	Balance includes foreign currency, at value.

51	See Notes to Financial Statements.

Eaton Vance

Senior Debt Portfolio

October 31, 2020

Statement of Cash Flows — continued

The following table provides a reconciliation of cash and restricted cash reported within the Statement of Assets and Liabilities that sum to the total of such amounts shown on the Statement of Cash Flows.

October 31, 2020

Cash	$60,056,685

Deposit for derivatives collateral —

Forward foreign currency exchange contracts	2,450,000

Foreign currency	440,695

Total cash and restricted cash as shown on the Statement of Cash Flows	$62,947,380

52	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2020

Financial Highlights

	Year Ended October 31,
Ratios/Supplemental Data	2020	2019	2018	2017	2016

Ratios (as a percentage of average daily net assets):

Expenses excluding interest and fees	0.56%	0.55%	0.51%	0.52%	0.58%

Interest and fee expense	0.60%	0.88%	0.47%	0.34%	0.44%

Total expenses	1.16%	1.43%	0.98%	0.86%	1.02%

Net investment income	4.86%	5.63%	4.92%	4.68%	5.52%

Portfolio Turnover	30%	17%	29%	39%	38%

Total Return	0.39%	2.04%	5.41%	6.43%	8.32%

Net assets, end of year (000’s omitted)	$5,449,434	$7,343,453	$10,969,159	$7,797,557	$5,325,638

53	See Notes to Financial Statements.

Eaton Vance

Senior Debt Portfolio

October 31, 2020

Notes to Financial Statements

1  Significant Accounting Policies

Senior Debt Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Portfolio’s investment objective is to provide a high level of current income. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2020, Eaton Vance Floating-Rate Advantage Fund, Eaton Vance Short Duration Strategic Income Fund and Eaton Vance Short Duration Inflation-Protected Income Fund held an interest of 98.1%, 1.0% and 0.9%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Portfolio based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Portfolio. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Portfolio. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that uses various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events.

Derivatives. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average ask prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads.

Affiliated Fund. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

54

Eaton Vance

Senior Debt Portfolio

October 31, 2020

Notes to Financial Statements — continued

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Distributions from investment companies are recorded as dividend income, capital gains or return of capital based on the nature of the distribution.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.

As of October 31, 2020, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

F  Unfunded Loan Commitments — The Portfolio may enter into certain credit agreements all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. These commitments are disclosed in the accompanying Portfolio of Investments. At October 31, 2020, the Portfolio had sufficient cash and/or securities to cover these commitments.

G  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

I  Forward Foreign Currency Exchange Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM and an indirect subsidiary of Eaton Vance Corp., as compensation for investment advisory services rendered to the Portfolio. Pursuant to the investment advisory agreement and subsequent fee reduction agreements between the Portfolio and BMR, the fee is computed at an annual rate of 0.50% of the Portfolio’s average daily gross assets up to and

55

Eaton Vance

Senior Debt Portfolio

October 31, 2020

Notes to Financial Statements — continued

including $1 billion, 0.45% over $1 billion up to and including $2 billion, 0.40% over $2 billion up to and including $7 billion, 0.3875% over $7 billion up to and including $10 billion, 0.375% over $10 billion up to and including $15 billion and 0.3625% on gross assets over $15 billion, and is payable monthly. Gross assets of the Portfolio are calculated by deducting all liabilities of the Portfolio except the principal amount of any indebtedness for money borrowed, including debt securities issued by the Portfolio. The fee reductions cannot be terminated or reduced without the approval of a majority vote of the Trustees of the Portfolio who are not interested persons of BMR or the Portfolio and by the vote of a majority of the holders of interest in the Portfolio. For the year ended October 31, 2020, the Portfolio’s investment adviser fee totaled $32,244,296 or 0.52% of the Portfolio’s average daily net assets. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2020, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, and including maturities, paydowns and principal repayments on Senior Loans, aggregated $2,315,389,889 and $4,123,986,680, respectively, for the year ended October 31, 2020.

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Portfolio at October 31, 2020, as determined on a federal income tax basis, were as follows:

Aggregate cost	$7,313,208,020

Gross unrealized appreciation	$50,309,473

Gross unrealized depreciation	(423,394,969)

Net unrealized depreciation	$(373,085,496)

5  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 2020 is included in the Portfolio of Investments. At October 31, 2020, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

The Portfolio is subject to foreign exchange risk in the normal course of pursuing its investment objective. Because the Portfolio holds foreign currency denominated investments, the value of these investments and related receivables and payables may change due to future changes in foreign currency exchange rates. To hedge against this risk, the Portfolio enters into forward foreign currency exchange contracts.

The Portfolio enters into forward foreign currency exchange contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Portfolio’s net assets below a certain level over a certain period of time, which would trigger a payment by the Portfolio for those derivatives in a liability position. At October 31, 2020, the Portfolio had no open derivatives with credit-related contingent features in a net liability position.

The over-the-counter (OTC) derivatives in which the Portfolio invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Portfolio has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate

56

Eaton Vance

Senior Debt Portfolio

October 31, 2020

Notes to Financial Statements — continued

derivative contracts prior to maturity in the event the Portfolio’s net assets decline by a stated percentage or the Portfolio fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Portfolio of any net liability owed to it.

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Portfolio and/or counterparty is held in segregated accounts by the Portfolio’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as deposits for derivatives collateral and, in the case of cash pledged by a counterparty for the benefit of the Portfolio, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Portfolio as collateral, if any, are identified as such in the Portfolio of Investments. The carrying amount of the liability for cash collateral due to brokers at October 31, 2020 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 8) at October 31, 2020.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is foreign exchange risk at October 31, 2020 was as follows:

	Fair Value
Derivative	Asset Derivative(1)	Liability Derivative

Forward foreign currency exchange contracts	$5,566,047	$—

(1)	Statement of Assets and Liabilities location: Receivable for open forward foreign currency exchange contracts.

The Portfolio’s derivative assets and liabilities at fair value by type, which are reported gross in the Statement of Assets and Liabilities, are presented in the table above. The following table presents the Portfolio’s derivative assets by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Portfolio for such assets as of October 31, 2020.

Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)

Goldman Sachs International	$1,407,481	$—	$—	$(990,000)	$417,481

HSBC Bank USA, N.A.	2,233,595	—	(1,917,997)	—	315,598

Standard Chartered Bank	1,183,331	—	—	(780,000)	403,331

State Street Bank and Trust Company	741,640	—	(61,640)	(680,000)	—

	$5,566,047	$—	$(1,979,637)	$(2,450,000)	$1,136,410

(a)	In some instances, the total collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b)	Net amount represents the net amount due from the counterparty in the event of default.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is foreign exchange risk for the year ended October 31, 2020 was as follows:

Derivative	Realized Gain (Loss) on Derivatives Recognized in Income(1)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income(2)

Forward foreign currency exchange contracts	$(15,923,521)	$10,714,424

(1)	Statement of Operations location: Net realized gain (loss) – Forward foreign currency exchange contracts.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Forward foreign currency exchange contracts.

The average notional amount of forward foreign currency exchange contracts (based on the absolute value of notional amounts of currency purchased and currency sold) outstanding during the year ended October 31, 2020, which is indicative of the volume of this derivative type, was approximately $720,137,000.

57

Eaton Vance

Senior Debt Portfolio

October 31, 2020

Notes to Financial Statements — continued

6  Revolving Credit and Security Agreement

The Portfolio has entered into a Revolving Credit and Security Agreement, as amended (the Loan Facility) with certain Citibank, N.A. (“Citi”) sponsored conduits (the “Conduit Lenders”) that issue commercial paper, certain banks (the “Direct Lenders”) and Citi as secondary lender (together with any other secondary lenders, the “Secondary Lenders”) and as agent (the “Agent”) for the Conduit Lenders, the Direct Lenders and the Secondary Lenders that allows it to borrow up to $2.625 billion ($2.917 billion from October 15, 2019 to March 9, 2020) and to invest the borrowings in accordance with its investment practices. Borrowings under the Loan Facility are secured by the assets of the Portfolio and is in effect through March 8, 2021. In connection with borrowings from a Conduit Lender, the Portfolio pays to the Conduit Lender an amount equal to the Conduit Lender’s cost of borrowing (i.e., the interest payable on commercial paper issued by such Conduit Lender) plus a dealer commission (collectively, the “CP Rate”) multiplied by the principal amount of the advance to the Portfolio under the Loan Facility. In addition, the Portfolio pays a drawn fee to Citi on behalf of the Conduit Lenders equal to 0.85% per annum on its outstanding borrowings, a liquidity fee payable to the Secondary Lenders equal to 0.15% or 0.25% per annum of the undrawn amount under the Loan Facility depending on the amount borrowed by the Portfolio thereunder, and an upfront fee equal to 0.10% of the total commitment amount under the Loan Facility. The Portfolio pays substantially similar fees with respect to borrowings from the Direct Lenders, but it pays one-month LIBOR (or such other duration as approved by the Agent) on advances rather than the CP Rate. In the event that the Conduit Lenders are unable to fund their commitment and the Secondary Lenders provide backstop liquidity, the Portfolio is charged an interest rate similar to that paid to the Direct Lenders but a drawn fee that is substantially higher than the drawn fee paid to the Direct Lenders. Drawn and liquidity fees for the year ended October 31, 2020 totaled $15,938,603 and are included in interest expense and fees on the Statement of Operations. In connection with the renewal of the Loan Facility on March 9, 2020, the Portfolio paid upfront fees of $2,625,000 and, shortly thereafter on March 19, 2020, the Portfolio paid waiver fees of $3,281,250 in connection with a reduction of Portfolio net asset value during the month of March 2020 due to market volatility; these aggregate upfront and waiver fees are being amortized to interest expense through March 8, 2021. The unamortized balance at October 31, 2020 is approximately $2,111,000 and is included in prepaid upfront fees and other fees on notes payable on the Statement of Assets and Liabilities. At October 31, 2020, the Portfolio had borrowings outstanding under the Loan Facility of $1,480,000,000 at an annual interest rate of 0.18%. Based on the short-term nature of borrowings under the Loan Facility and the variable interest rate, the carrying amount of the borrowings at October 31, 2020 approximated its fair value. If measured at fair value, borrowings under the Loan Facility would have been considered as Level 2 in the fair value hierarchy (see Note 8) at October 31, 2020. For the year ended October 31, 2020, the average borrowings under the Loan Facility and the average interest rate (excluding fees) were $1,530,846,995 and 1.05%, respectively.

7  Investments in Affiliated Funds

At October 31, 2020, the value of the Portfolio’s investment in affiliated funds was $111,394,225, which represents 2.0% of the Portfolio’s net assets. Transactions in affiliated funds by the Portfolio for the year ended October 31, 2020 were as follows:

Name of affiliated fund	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units, end of period

Short-Term Investments

Eaton Vance Cash Reserves Fund, LLC	$79,652,699	$3,226,883,695	$(3,195,128,370)	$(13,083)	$(716)	$111,394,225	$1,038,505	111,394,225

8  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

58

Eaton Vance

Senior Debt Portfolio

October 31, 2020

Notes to Financial Statements — continued

At October 31, 2020, the hierarchy of inputs used in valuing the Portfolio’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3*	Total

Senior Floating-Rate Loans (Less Unfunded Loan Commitments)	$—	$6,192,920,386	$13,705,137	$6,206,625,523

Corporate Bonds & Notes	—	233,166,545	—	233,166,545

Asset-Backed Securities	—	269,179,651	—	269,179,651

Common Stocks	11,022,725	44,885,629	25,014,358	80,922,712

Preferred Stocks	—	214,635	2,971,926	3,186,561

Miscellaneous	—	106,527	—	106,527

Warrants	—	—	0	0

Exchange-Traded Funds	35,540,780	—	—	35,540,780

Short-Term Investments	—	111,394,225	—	111,394,225

Total Investments	$46,563,505	$6,851,867,598	$41,691,421	$6,940,122,524

Forward Foreign Currency Exchange Contracts	$—	$5,566,047	$—	$5,566,047

Total	$46,563,505	$6,857,433,645	$41,691,421	$6,945,688,571

*	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Portfolio.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2020 is not presented.

9  Risks and Uncertainties

Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers and issuers than in the United States.

Credit Risk

The Portfolio invests primarily in below investment grade floating-rate loans, which are considered speculative because of the credit risk of their issuers. Changes in economic conditions or other circumstances are more likely to reduce the capacity of issuers of these securities to make principal and interest payments. Such companies are more likely to default on their payments of interest and principal owed than issuers of investment grade bonds. An economic downturn generally leads to a higher non-payment rate, and a loan or other debt obligation may lose significant value before a default occurs. Lower rated investments also may be subject to greater price volatility than higher rated investments. Moreover, the specific collateral used to secure a loan may decline in value or become illiquid, which would adversely affect the loan’s value.

Pandemic Risk

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in December 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, the economies of individual countries, individual companies, and the market in general, and may continue to do so in significant and unforeseen ways, as may other epidemics and pandemics that may arise in the future. Any such impact could adversely affect the Portfolio’s performance, or the performance of the securities in which the Portfolio invests.

59

Eaton Vance

Senior Debt Portfolio

October 31, 2020

Notes to Financial Statements — continued

10  Additional Information

On October 8, 2020, Morgan Stanley and Eaton Vance Corp. (“Eaton Vance”) announced that they had entered into a definitive agreement under which Morgan Stanley would acquire Eaton Vance. Under the Investment Company Act of 1940, as amended, consummation of this transaction may be deemed to result in the automatic termination of an Eaton Vance Fund’s investment advisory agreement, and, where applicable, any related sub-advisory agreement. On November 24, 2020, the Portfolio’s Board approved a new investment advisory agreement. The new investment advisory agreement will be presented to Portfolio interest holders for approval, and, if approved, would take effect upon consummation of the transaction. A special joint meeting of Portfolio interest holders will be held on February 18, 2021, at which the proposed investment advisory agreement for the Portfolio will be submitted for approval.

60

Senior Debt Portfolio

October 31, 2020

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Senior Debt Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Senior Debt Portfolio (the “Portfolio”), including the portfolio of investments, as of October 31, 2020, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of October 31, 2020, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities and senior loans owned as of October 31, 2020, by correspondence with the custodian, brokers and selling or agent banks; when replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 21, 2020

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

61

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2020

Liquidity Risk Management Program

The Fund has implemented a written liquidity risk management program (Program) and related procedures to manage its liquidity in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (Liquidity Rule). The Liquidity Rule defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Fund’s Board of Trustees/Directors has designated the investment adviser to serve as the administrator of the Program and the related procedures. The administrator has established a Liquidity Risk Management Oversight Committee (Committee) to perform the functions necessary to administer the Program. As part of the Program, the administrator is responsible for identifying illiquid investments and categorizing the relative liquidity of the Fund’s investments in accordance with the Liquidity Rule. Under the Program, the administrator assesses, manages, and periodically reviews the Fund’s liquidity risk, and is responsible for making certain reports to the Fund’s Board of Trustees/Directors and the Securities and Exchange Commission (SEC) regarding the liquidity of the Fund’s investments, and to notify the Board of Trustees/Directors and the SEC of certain liquidity events specified in the Liquidity Rule. The liquidity of the Fund’s portfolio investments is determined based on a number of factors including, but not limited to, relevant market, trading and investment-specific considerations under the Program.

At a meeting of the Fund’s Board of Trustees/Directors, the Committee provided a written report to the Fund’s Board of Trustees/Directors pertaining to the operation, adequacy, and effectiveness of implementation of the Program, as well as the operation of the highly liquid investment minimum (if applicable) for the period December 1, 2018 through December 31, 2019 (Review Period). The Program operated effectively during the Review Period, supporting the administrator’s ability to assess, manage and monitor Fund liquidity risk, including during periods of market volatility and net redemptions. During the Review Period, the Fund met redemption requests on a timely basis.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

62

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2020

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Senior Debt Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 143 portfolios (with the exception of Messrs. Faust and Wennerholm and Ms. Frost who oversee 142 portfolios) in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Trust/Portfolio Position(s)	Trustee Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 142 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and Portfolio.

Other Directorships in the Last Five Years. Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Other Directorships in the Last Five Years. None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Other Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Other Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Other Directorships in the Last Five Years. Director of DraftKings, Inc.

(digital sports entertainment and gaming company) (since September 2020). Director of Groupon, Inc. (e-commerce provider) (since April 2020). Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Formerly, Director of Dynex Capital, Inc. (mortgage REIT) (2013-2020).

63

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2020

Management and Organization — continued

Name and Year of Birth	Trust/Portfolio Position(s)	Trustee Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson) and 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Other Directorships in the Last Five Years. None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Other Directorships in the Last Five Years. None.

Keith Quinton 1958	Trustee	2018

Private investor, researcher and lecturer. Independent Investment Committee Member at New Hampshire Retirement System (since 2017). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Other Directorships in the Last Five Years. Director (since 2016) and

Chairman (since 2019) of New Hampshire Municipal Bond Bank.

Marcus L. Smith 1966	Trustee	2018

Private investor. Member of Posse Boston Advisory Board (foundation) (since 2015). Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Other Directorships in the Last Five Years. Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Director of Ascot Group Limited and certain of its subsidiaries (insurance and reinsurance) (since 2018). Formerly, Director of Hagerty Holding Corp. (insurance and reinsurance) (2015-2018). Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Other Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Scott E. Wennerholm 1959	Trustee	2016

Private Investor. Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Other Directorships in the Last Five Years. None.

Name and Year of Birth	Trust/Portfolio Portfolio	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees

Eric A. Stein 1980	President	2020	Vice President and Chief Investment Officer, Fixed Income of EVM and BMR. Prior to November 1, 2020, Mr. Stein was a co-Director of Eaton Vance’s Global Income Investments. Also Vice President of Calvert Research and Management (“CRM”).

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of CRM.

64

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2020

Management and Organization — continued

Name and Year of Birth	Trust/Portfolio Portfolio	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees (continued)

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

65

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each entity listed below has adopted a privacy policy and procedures (“Privacy Program”) Eaton Vance believes is reasonably designed to protect your personal information and to govern when and with whom Eaton Vance may share your personal information.

•

At the time of opening an account, Eaton Vance generally requires you to provide us with certain information such as name, address, social security number, tax status, account numbers, and account balances. This information is necessary for us to both open an account for you and to allow us to satisfy legal requirements such as applicable anti-money laundering reviews and know-your-customer requirements.

•

On an ongoing basis, in the normal course of servicing your account, Eaton Vance may share your information with unaffiliated third parties that perform various services for Eaton Vance and/or your account. These third parties include transfer agents, custodians, broker/dealers and our professional advisers, including auditors, accountants, and legal counsel. Eaton Vance may additionally share your personal information with our affiliates.

•	We believe our Privacy Program is reasonably designed to protect the confidentiality of your personal information and to prevent unauthorized access to that information.

•

We reserve the right to change our Privacy Program at any time upon proper notification to you. You may want to review our Privacy Program periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of protecting your personal information applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, and Calvert Funds. This Privacy Notice supersedes all previously issued privacy disclosures. For more information about our Privacy Program or about how your personal information may be used, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

66

This Page Intentionally Left Blank

This Page Intentionally Left Blank

Investment Adviser of Senior Debt Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Administrator of Eaton Vance Floating-Rate Advantage Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*

FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

3232    10.31.20

Eaton Vance

Floating-Rate & High Income Fund

Annual Report

October 31, 2020

Important Note. Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (eatonvance.com/funddocuments), and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you are a direct investor, you may elect to receive shareholder reports and other communications from the Fund electronically by signing up for e-Delivery at eatonvance.com/edelivery. If you own your shares through a financial intermediary (such as a broker-dealer or bank), you must contact your financial intermediary to sign up.

You may elect to receive all future Fund shareholder reports in paper free of charge. If you are a direct investor, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-262-1122. If you own these shares through a financial intermediary, you must contact your financial intermediary or follow instructions included with this disclosure, if applicable, to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Eaton Vance funds held directly or to all funds held through your financial intermediary, as applicable.

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The investment adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator. The adviser is also registered as a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2020

Eaton Vance

Floating-Rate & High Income Fund

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2020

Management’s Discussion of Fund Performance1

Economic and Market Conditions

The 12-month period ended October 31, 2020, was dominated by the outbreak of the novel coronavirus in China, which turned into a global pandemic that ended the longest-ever U.S. economic expansion and led to a dramatic decline in economic activity across the globe.

The first two months of the period, however, were relatively benign, with senior loan prices staying above $95 and appreciating in November and December.

The first signs of trouble appeared in late January 2020, as coronavirus headlines rattled investor nerves across capital markets. Loan prices, however, continued to remain firm through January, and retail fund flows turned positive for the first time in 16 months. But in the last week of February, as investors digested the potential economic effects of the spreading pandemic in the U.S., a global sell-off unfolded across both equity and credit markets at large, including the market for senior loans.

March proved to be the worst month of the period for the loan asset class, and was the second-worst month in the loan market’s history. The S&P/LSTA Leveraged Loan Index (the Index), a broad measure of the asset class, returned –12.37% against the backdrop of a global slide in capital markets amid investors’ flight to safety. As investors withdrew $14.7 billion from retail loan funds during the month, the average price of loans in the Index bottomed at $76.23 on March 23.

Beginning in the last week of March, however, credit markets, including senior loans, turned a corner as central banks around the world stepped in to shore up capital markets. The U.S. Federal Reserve cut its benchmark federal funds rate to 0.00%-0.25% and announced a spectrum of support measures to help credit markets worldwide. In response, the loan market began a rally that continued through the end of the period, with the Index returning 9.70% for the quarter ended June 30, 2020, and 4.14% for the quarter ended September 30, 2020.

Technical factors were also a tailwind for loans as demand outpaced supply for most of the period. Contributing factors included seven months of easing retail fund redemptions from April through October 2020, and an increase in institutional demand for structured loan products. By period-end, the average price of loans had risen to $93.17 — a dramatic increase from its March low, but still shy of its $96.72 level at the start of 2020.

For the period as a whole, BBB rated loans in the Index returned 0.28%; BB rated loans in the Index returned –0.60%; B rated loans in the Index returned 3.13%; CCC rated loans in the Index returned –1.41%; D rated (defaulted) loans in the Index returned –47.77%; and the Index overall returned 1.72%. Issuer fundamentals deteriorated in response to the global economic slowdown, with the trailing 12-month default rate rising from 1.43% at the beginning of the period to 4.11% at period-end — approximately one percentage point above the long-term average.

Fund Performance

For the 12-month period ended October 31, 2020, Eaton Vance Floating-Rate & High Income Fund (the Fund) returned 0.83% for Class A shares at net asset value (NAV), underperforming its benchmark, the Index, which returned 1.72%.

The Index is unmanaged and returns do not reflect any applicable sales charges, commissions, or expenses.

The Fund has historically tended to maintain underweight exposures, relative to the Index, to lower credit segments of the market, namely the CCC and D (defaulted) rating tiers within the Index. This positioning may help the Fund experience limited credit losses over the long run, but may detract from relative performance versus the Index in times when lower quality loans perform well. This underweight to lower quality loans, which tend to have higher coupon yields, may also result in a lower average coupon yield for the Fund relative to the Index.

During the period, the Fund’s overweight position in higher quality BB rated loans, which generally underperformed the Index, detracted from Fund performance versus the Index.

On an industry basis, the Fund’s overweight exposure to the leisure goods/activities/movies industry, which experienced a drastic decline in business as a result of the global pandemic, also detracted from Fund performance relative to the Index. An underweight position in the health care industry, which experienced increased demand during the pandemic, detracted from relative results as well. Security selections in the oil & gas and the financial intermediaries industries also hurt relative performance during the period.

In contrast, an overweight position in the drugs industry — which benefited from the search for COVID-19 vaccines and treatments — and an underweight position in the air transport industry — where demand nearly disappeared in the initial surge of the pandemic — contributed to Fund performance versus the Index. Security selections across the business equipment & services, food/drug retailers, and leisure goods/activities/movies industries helped relative performance as well.

The Fund’s holdings in high yield bonds also helped results versus the Index, which does not include high yield bonds. High yield bonds, as measured by the ICE BofA U.S. High Yield Index, outperformed the loan market during the period.

In addition, the Fund’s cash position benefited relative performance when loan prices declined in the first quarter of 2020 and was an overall contributor to Fund performance versus the Index during the period.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2020

Performance2,3

Portfolio Managers Craig P. Russ, Kelley G. Baccei, Stephen C. Concannon, CFA, Andrew N. Sveen, CFA and Jeffrey D. Mueller

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years

Advisers Class at NAV	09/07/2000	09/07/2000	0.75%	3.75%	3.84%
Class A at NAV	05/07/2003	09/07/2000	0.83	3.78	3.85
Class A with 2.25% Maximum Sales Charge	—	—	–1.43	3.31	3.62
Class C at NAV	09/05/2000	09/05/2000	–0.00 *	3.00	3.07
Class C with 1% Maximum Sales Charge	—	—	–0.97	3.00	3.07
Class I at NAV	09/15/2000	09/15/2000	1.01	4.04	4.10
Class R6 at NAV	06/27/2016	09/15/2000	1.05	4.09	4.13

S&P/LSTA Leveraged Loan Index	—	—	1.72%	4.09%	4.11%

* Amount is less than -0.005%.

% Total Annual Operating Expense Ratios[4]	Advisers Class	Class A	Class C	Class I	Class R6

	1.04%	1.04%	1.79%	0.79%	0.73%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment[3]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge

Advisers Class	$10,000	10/31/2010	$14,587	N.A.
Class C	$10,000	10/31/2010	$13,540	N.A.
Class I	$250,000	10/31/2010	$373,863	N.A.
Class R6	$1,000,000	10/31/2010	$1,498,923	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2020

Fund Profile5

Asset Allocation (% of net assets)

*	Net of unfunded loan commitments.
**	Amount is less than 0.05%.

Credit Quality (% of bonds, loans and asset-backed securities)6

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2020

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

S&P/LSTA Leveraged Loan Index is an unmanaged index of the institutional leveraged loan market. S&P/LSTA Leveraged Loan indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® is a registered trademark of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); LSTA is a trademark of Loan Syndications and Trading Association, Inc. S&P DJI, Dow Jones, their respective affiliates and their third party licensors do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class R6 is linked to Class I. Performance presented in the Financial Highlights included in the financial statements is not linked.

[4]	Source: Fund prospectus. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]

Fund invests in one or more affiliated investment companies (Portfolios). Unless otherwise noted, references to investments are to the aggregate holdings of the Fund, including its pro rata share of each Portfolio or Fund in which it invests. Other Net Assets represents other assets less liabilities and includes any investment type that represents less than 1% of net assets.

[6]

For Eaton Vance Floating Rate Portfolio’s securities, credit ratings are categorized using S&P Global Ratings (“S&P”). For High Income Opportunities Portfolio’s securities, ratings are based on Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”) or Fitch Ratings (“Fitch”), as applicable and for purposes of ratings restrictions, the average of Moody’s, S&P and Fitch is used. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P or Fitch (Baa or higher by Moody’s) are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. Holdings designated as “Not Rated” (if any) are not rated by the national ratings agencies stated above.

Fund profile subject to change due to active management.

Additional Information

ICE BofA U.S. High Yield Index is an unmanaged index of below-investment grade U.S. corporate bonds. ICE® BofA® indices are not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report and ICE Data Indices, LLC does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. BofA® is a licensed registered trademark of Bank of America Corporation in the United States and other countries. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

5

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2020

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2020 – October 31, 2020).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/20)	Ending Account Value (10/31/20)	Expenses Paid During Period* (5/1/20 – 10/31/20)	Annualized Expense Ratio

Actual
Advisers Class	$1,000.00	$1,086.10	$5.61	1.07%
Class A	$1,000.00	$1,086.90	$5.56	1.06%
Class C	$1,000.00	$1,082.20	$9.47	1.81%
Class I	$1,000.00	$1,087.40	$4.25	0.81%
Class R6	$1,000.00	$1,087.40	$4.15	0.79%
Hypothetical

(5% return per year before expenses)
Advisers Class	$1,000.00	$1,019.80	$5.43	1.07%
Class A	$1,000.00	$1,019.80	$5.38	1.06%
Class C	$1,000.00	$1,016.00	$9.17	1.81%
Class I	$1,000.00	$1,021.10	$4.12	0.81%
Class R6	$1,000.00	$1,021.20	$4.01	0.79%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2020. The Example reflects the expenses of both the Fund and the Portfolios.

6

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2020

Statement of Assets and Liabilities

Assets	October 31, 2020

Investment in Eaton Vance Floating Rate Portfolio, at value (identified cost, $806,027,344)	$739,960,017

Investment in High Income Opportunities Portfolio, at value (identified cost, $162,077,065)	148,854,326

Receivable for Fund shares sold	783,291

Total assets	$889,597,634

Liabilities

Payable for Fund shares redeemed	$2,903,821

Distributions payable	426,418

Payable to affiliates:

Administration fee	113,383

Distribution and service fees	80,391

Trustees’ fees	42

Accrued expenses	207,223

Total liabilities	$3,731,278

Net Assets	$885,866,356

Sources of Net Assets

Paid-in capital	$1,073,872,865

Accumulated loss	(188,006,509)

Total	$885,866,356

7	See Notes to Financial Statements.

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2020

Statement of Assets and Liabilities — continued

Advisers Class Shares	October 31, 2020

Net Assets	$42,805,843

Shares Outstanding	5,135,853

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$8.33

Class A Shares

Net Assets	$181,560,608

Shares Outstanding	20,475,618

Net Asset Value and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$8.87

Maximum Offering Price Per Share

(100 ÷ 97.75 of net asset value per share)	$9.07

Class C Shares

Net Assets	$37,682,506

Shares Outstanding	4,529,557

Net Asset Value and Offering Price Per Share*

(net assets ÷ shares of beneficial interest outstanding)	$8.32

Class I Shares

Net Assets	$546,479,045

Shares Outstanding	65,525,855

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$8.34

Class R6 Shares

Net Assets	$77,338,354

Shares Outstanding	9,273,972

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$8.34

On sales of $100,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

8	See Notes to Financial Statements.

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2020

Statement of Operations

Investment Income	Year Ended October 31, 2020

Interest and other income allocated from Portfolios (net of foreign taxes, $97)	$50,024,749

Dividends allocated from Portfolios (net of foreign taxes, $90)	765,545

Expenses allocated from Portfolios	(5,962,783)

Total investment income from Portfolios	$44,827,511

Expenses

Administration fee	$1,542,743

Distribution and service fees

Advisers Class	148,815

Class A	445,073

Class C	486,971

Trustees’ fees and expenses	500

Custodian fee	58,262

Transfer and dividend disbursing agent fees	593,987

Legal and accounting services	57,421

Printing and postage	88,795

Registration fees	114,768

Miscellaneous	21,359

Total expenses	$3,558,694

Net investment income	$41,268,817

Realized and Unrealized Gain (Loss) from Portfolios

Net realized gain (loss) —

Investment transactions	$(45,394,544)

Securities sold short	1,023

Foreign currency transactions	(368,575)

Forward foreign currency exchange contracts	(2,329,339)

Net realized loss	$(48,091,435)

Change in unrealized appreciation (depreciation) —

Investments	$(8,519,288)

Securities sold short	(2,183)

Foreign currency	62,274

Forward foreign currency exchange contracts	1,357,929

Net change in unrealized appreciation (depreciation)	$(7,101,268)

Net realized and unrealized loss	$(55,192,703)

Net decrease in net assets from operations	$(13,923,886)

9	See Notes to Financial Statements.

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2020

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2020	2019

From operations —

Net investment income	$41,268,817	$73,238,337

Net realized loss	(48,091,435)	(16,621,054)

Net change in unrealized appreciation (depreciation)	(7,101,268)	(28,238,000)

Net increase (decrease) in net assets from operations	$(13,923,886)	$28,379,283

Distributions to shareholders —

Advisers Class	$(2,478,130)	$(4,710,780)

Class A	(7,236,627)	(9,342,699)

Class B	—	(12,275)

Class C	(1,643,196)	(3,154,072)

Class I	(28,118,971)	(50,112,471)

Class R6	(4,440,637)	(6,351,742)

Total distributions to shareholders	$(43,917,561)	$(73,684,039)

Transactions in shares of beneficial interest —

Proceeds from sale of shares

Advisers Class	$5,105,504	$10,051,704

Class A	43,498,366	33,288,971

Class C	4,878,305	6,606,063

Class I	265,692,958	324,119,660

Class R6	14,922,583	65,450,500

Net asset value of shares issued to shareholders in payment of distributions declared

Advisers Class	2,453,867	4,661,130

Class A	6,617,567	8,540,214

Class B	—	12,104

Class C	1,411,554	2,669,468

Class I	24,792,433	45,443,028

Class R6	2,219,228	2,949,790

Cost of shares redeemed

Advisers Class	(44,433,813)	(60,453,715)

Class A	(61,798,848)	(70,866,062)

Class B	—	(37,932)

Class C	(21,182,614)	(26,509,551)

Class I	(515,473,983)	(899,494,801)

Class R6	(62,940,600)	(60,418,360)

Net asset value of shares converted(1)

Class A	4,775,909	42,086,018

Class B	—	(728,806)

Class C	(4,775,909)	(41,357,212)

Net decrease in net assets from Fund share transactions	$(334,237,493)	$(613,987,789)

Other capital —

Portfolio transaction fee contributed to Eaton Vance Floating Rate Portfolio	$—	$(1,311,403)

Portfolio transaction fee allocated from Eaton Vance Floating Rate Portfolio	—	978,282

Net decrease in net assets from other capital	$—	$(333,121)

Net decrease in net assets	$(392,078,940)	$(659,625,666)

Net Assets

At beginning of year	$1,277,945,296	$1,937,570,962

At end of year	$885,866,356	$1,277,945,296

(1)	Includes the conversion of Class B to Class A shares at the close of business on October 15, 2019 upon the termination of Class B.

10	See Notes to Financial Statements.

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2020

Financial Highlights

	Advisers Class

	Year Ended October 31,
	2020	2019	2018	2017	2016

Net asset value — Beginning of year	$8.620	$8.850	$8.880	$8.740	$8.550

Income (Loss) From Operations

Net investment income(1)	$0.324	$0.408	$0.364	$0.339	$0.362

Net realized and unrealized gain (loss)	(0.277)	(0.228)	(0.028)	0.142	0.193

Total income from operations	$0.047	$0.180	$0.336	$0.481	$0.555

Less Distributions

From net investment income	$(0.337)	$(0.410)	$(0.366)	$(0.341)	$(0.365)

Total distributions	$(0.337)	$(0.410)	$(0.366)	$(0.341)	$(0.365)

Net asset value — End of year	$8.330	$8.620	$8.850	$8.880	$8.740

Total Return(2)	0.75%	1.98%	3.85%	5.59%	6.72%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$42,806	$84,179	$133,055	$159,778	$181,145

Ratios (as a percentage of average daily net assets):(3)

Expenses	1.08%	1.04%	1.01%	1.03%	1.06%

Net investment income	3.89%	4.68%	4.10%	3.83%	4.28%

Portfolio Turnover of the Fund(4)	8%	5%	12%	13%	13%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(4)	Percentage is based on the Fund’s contributions to and withdrawals from the Portfolios and excludes the investment activity of the Portfolios.

11	See Notes to Financial Statements.

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2020

Financial Highlights — continued

	Class A

	Year Ended October 31,
	2020	2019	2018	2017	2016

Net asset value — Beginning of year	$9.160	$9.410	$9.450	$9.300	$9.090

Income (Loss) From Operations

Net investment income(1)	$0.340	$0.434	$0.387	$0.360	$0.385

Net realized and unrealized gain (loss)	(0.272)	(0.248)	(0.037)	0.153	0.214

Total income from operations	$0.068	$0.186	$0.350	$0.513	$0.599

Less Distributions

From net investment income	$(0.358)	$(0.436)	$(0.390)	$(0.363)	$(0.389)

Total distributions	$(0.358)	$(0.436)	$(0.390)	$(0.363)	$(0.389)

Net asset value — End of year	$8.870	$9.160	$9.410	$9.450	$9.300

Total Return(2)	0.83%	2.04%	3.77%	5.60%	6.82%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$181,561	$195,385	$186,987	$199,714	$305,764

Ratios (as a percentage of average daily net assets):(3)

Expenses	1.08%	1.04%	1.01%	1.03%	1.07%

Net investment income	3.84%	4.69%	4.10%	3.83%	4.29%

Portfolio Turnover of the Fund(4)	8%	5%	12%	13%	13%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(4)	Percentage is based on the Fund’s contributions to and withdrawals from the Portfolios and excludes the investment activity of the Portfolios.

12	See Notes to Financial Statements.

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2020

Financial Highlights — continued

	Class C

	Year Ended October 31,
	2020		2019	2018	2017	2016

Net asset value — Beginning of year	$8.600		$8.830	$8.860	$8.720	$8.530

Income (Loss) From Operations

Net investment income(1)	$0.259		$0.341	$0.296	$0.272	$0.298

Net realized and unrealized gain (loss)	(0.264)		(0.227)	(0.027)	0.142	0.193

Total income (loss) from operations	$(0.005)		$0.114	$0.269	$0.414	$0.491

Less Distributions

From net investment income	$(0.275)		$(0.344)	$(0.299)	$(0.274)	$(0.301)

Total distributions	$(0.275)		$(0.344)	$(0.299)	$(0.274)	$(0.301)

Net asset value — End of year	$8.320		$8.600	$8.830	$8.860	$8.720

Total Return(2)	(0.00	)%(3)	1.33%	2.96%	4.92%	5.93%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$37,683		$59,716	$121,021	$137,536	$158,443

Ratios (as a percentage of average daily net assets):(4)

Expenses	1.83%		1.79%	1.76%	1.78%	1.82%

Net investment income	3.12%		3.93%	3.35%	3.08%	3.54%

Portfolio Turnover of the Fund(5)	8%		5%	12%	13%	13%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Amount is less than (0.005)%.

(4)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(5)	Percentage is based on the Fund’s contributions to and withdrawals from the Portfolios and excludes the investment activity of the Portfolios.

13	See Notes to Financial Statements.

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2020

Financial Highlights — continued

	Class I

	Year Ended October 31,
	2020	2019	2018	2017	2016

Net asset value — Beginning of year	$8.620	$8.850	$8.890	$8.740	$8.550

Income (Loss) From Operations

Net investment income(1)	$0.344	$0.430	$0.386	$0.361	$0.383

Net realized and unrealized gain (loss)	(0.265)	(0.228)	(0.037)	0.153	0.194

Total income from operations	$0.079	$0.202	$0.349	$0.514	$0.577

Less Distributions

From net investment income	$(0.359)	$(0.432)	$(0.389)	$(0.364)	$(0.387)

Total distributions	$(0.359)	$(0.432)	$(0.389)	$(0.364)	$(0.387)

Net asset value — End of year	$8.340	$8.620	$8.850	$8.890	$8.740

Total Return(2)	1.01%	2.35%	4.00%	5.97%	6.99%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$546,479	$808,175	$1,369,866	$1,280,058	$613,984

Ratios (as a percentage of average daily net assets):(3)

Expenses	0.83%	0.79%	0.76%	0.77%	0.82%

Net investment income	4.12%	4.94%	4.35%	4.08%	4.54%

Portfolio Turnover of the Fund(4)	8%	5%	12%	13%	13%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(4)	Percentage is based on the Fund’s contributions to and withdrawals from the Portfolios and excludes the investment activity of the Portfolios.

14	See Notes to Financial Statements.

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2020

Financial Highlights — continued

	Class R6

	Year Ended October 31,				Period Ended October 31, 2016(1)
	2020	2019	2018	2017

Net asset value — Beginning of period	$8.620	$8.850	$8.880	$8.740	$8.480

Income (Loss) From Operations

Net investment income(2)	$0.349	$0.435	$0.399	$0.366	$0.131

Net realized and unrealized gain (loss)	(0.267)	(0.228)	(0.036)	0.138	0.270

Total income from operations	$0.082	$0.207	$0.363	$0.504	$0.401

Less Distributions

From net investment income	$(0.362)	$(0.437)	$(0.393)	$(0.364)	$(0.141)

Total distributions	$(0.362)	$(0.437)	$(0.393)	$(0.364)	$(0.141)

Net asset value — End of period	$8.340	$8.620	$8.850	$8.880	$8.740

Total Return(3)	1.05%	2.41%	4.05%	5.97%	4.75	%(4)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$77,338	$130,492	$125,876	$15,491	$13,180

Ratios (as a percentage of average daily net assets):(5)

Expenses	0.79%	0.73%	0.72%	0.73%	0.76	%(6)

Net investment income	4.19%	4.99%	4.49%	4.13%	4.35	%(6)

Portfolio Turnover of the Fund(7)	8%	5%	12%	13%	13	%(8)

(1)	For the period from the commencement of operations on June 27, 2016 to October 31, 2016.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Not annualized.

(5)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(6)	Annualized.

(7)	Percentage is based on the Fund’s contributions to and withdrawals from the Portfolios and excludes the investment activity of the Portfolios.

(8)	For the Fund’s year ended October 31, 2016.

15	See Notes to Financial Statements.

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2020

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Floating-Rate & High Income Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers five classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Effective January 25, 2019, Class C shares generally automatically convert to Class A shares ten years after their purchase and, effective November 5, 2020, automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. The Advisers Class, Class I and Class R6 shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Sub-accounting, recordkeeping and similar administrative fees payable to financial intermediaries, which are a component of transfer and dividend disbursing agent fees on the Statement of Operations, are not allocated to Class R6 shares. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund’s investment objective is to provide a high level of current income. The Fund currently pursues its objective by investing all of its investable assets in interests in two portfolios managed by Eaton Vance Management (EVM) or its affiliates (the Portfolios), which are Massachusetts business trusts. The value of the Fund’s investments in the Portfolios reflects the Fund’s proportionate interest in their net assets. The Portfolios and the Fund’s proportionate interest in each of their net assets at October 31, 2020 were as follows: Eaton Vance Floating Rate Portfolio (13.1%) and High Income Opportunities Portfolio (15.7%). The performance of the Fund is directly affected by the performance of the Portfolios. The financial statements of Eaton Vance Floating Rate Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements. A copy of High Income Opportunities Portfolio’s financial statements is available by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the Securities and Exchange Commission’s website at www.sec.gov.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — Valuation of securities by Eaton Vance Floating Rate Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report. Such policies are consistent with those of High Income Opportunities Portfolio.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolios, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of October 31, 2020, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

G  Other — Investment transactions are accounted for on a trade date basis.

16

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2020

Notes to Financial Statements — continued

2  Distributions to Shareholders and Income Tax Information

The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are generally paid monthly. Distributions of realized capital gains are made at least annually. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2020 and October 31, 2019 was as follows:

	Year Ended October 31,
	2020	2019

Ordinary income	$43,917,561	$73,684,039

During the year ended October 31, 2020, accumulated loss was increased by $140,073 and paid-in capital was increased by $140,073 due to the Fund’s use of equalization accounting. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2020, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed ordinary income	$702,898

Deferred capital losses	$(120,430,861)

Net unrealized depreciation	$(67,852,128)

Distributions payable	$(426,418)

At October 31, 2020, the Fund, for federal income tax purposes, had deferred capital losses of $120,430,861 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at October 31, 2020, $12,883,464 are short-term and $107,547,397 are long-term.

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM, a wholly-owned subsidiary of Eaton Vance Corp., as compensation for investment advisory services rendered to the Fund. Pursuant to an investment advisory agreement between the Fund and EVM, the investment adviser fee is computed on investable Fund assets that are not invested in other investment companies for which EVM or its affiliates serve as investment adviser and receives an advisory fee (“Investable Assets”) at the following annual rates: for bank loans and bank loan related Investable Assets — 0.575% up to $1 billion of the Fund’s average daily net Investable Assets and at reduced rates when average daily net Investable Assets are $1 billion or more; and for high yield bonds and other instruments that are not bank loan related — 0.30% up to $500 million of the Fund’s daily net Investable Assets, and at reduced rates on daily net Investable Assets of $500 million or more, plus 3.00% of the Fund’s daily income when daily net Investable Assets are less than $500 million, and at reduced rates when daily net Investable assets are $500 million or more. For the year ended October 31, 2020, the Fund incurred no investment adviser fee on Investable Assets. To the extent the Fund’s assets are invested in the Portfolios, the Fund is allocated its share of the Portfolios’ investment adviser fees. The Portfolios have engaged Boston Management and Research (BMR), a subsidiary of EVM and an indirect subsidiary of Eaton Vance Corp., to render investment advisory services. See Note 2 of the Portfolios’ Notes to Financial Statements. For the year ended October 31, 2020, the Fund’s allocated portion of investment adviser fees paid by the Portfolios amounted to $5,095,691 or 0.50% of the Fund’s average daily net assets. The administration fee is earned by EVM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the year ended October 31, 2020, the administration fee amounted to $1,542,743.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2020, EVM earned $6,873 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $1,626 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2020. EVD also received distribution and service fees from Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

17

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2020

Notes to Financial Statements — continued

Trustees and officers of the Fund and the Portfolios who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolios are officers of the above organizations.

4  Distribution Plans

The Fund has in effect distribution plans for the Advisers Class shares and Class A shares (Advisers/Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Advisers/Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Advisers Class and Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2020 amounted to $148,815 for Advisers Class shares and $445,073 for Class A shares. The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2020, the Fund paid or accrued to EVD $365,228 for Class C shares.

Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to Class C shares. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2020 amounted to $121,743 for Class C shares.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within 12 months of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended October 31, 2020, the Fund was informed that EVD received approximately $8,000 of CDSCs paid by Class C shareholders and no CDSCs paid by Class A shareholders.

6  Investment Transactions

For the year ended October 31, 2020, increases and decreases in the Fund’s investments in the Portfolios were as follows:

Portfolio	Contributions	Withdrawals

Eaton Vance Floating Rate Portfolio	$67,984,554	$389,599,342

High Income Opportunities Portfolio	12,949,439	74,209,399

During the year ended October 31, 2019, a Portfolio transaction fee was imposed by Eaton Vance Floating Rate Portfolio (the Portfolio) on the combined daily inflows or outflows of the Fund and the Portfolio’s other investors as more fully described at Note 1K of the Portfolio’s financial statements included herein. Such fee was allocated to the Fund based on its pro-rata interest in the Portfolio. The amount of the Portfolio transaction fee imposed on the Fund, if any, and the allocation of such fee are presented as Other capital on the Statements of Changes in Net Assets. Effective July 31, 2019, the Portfolio transaction fee was discontinued.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Advisers Class	2020	2019

Sales	626,290	1,154,753

Issued to shareholders electing to receive payments of distributions in Fund shares	294,072	536,505

Redemptions	(5,554,448)	(6,963,590)

Net decrease	(4,634,086)	(5,272,332)

18

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2020

Notes to Financial Statements — continued

	Year Ended October 31,
Class A	2020	2019

Sales	4,930,687	3,609,089

Issued to shareholders electing to receive payments of distributions in Fund shares	748,176	923,835

Redemptions	(7,069,657)	(7,653,592)

Converted from Class B shares	—	79,945

Converted from Class C shares	545,541	4,486,960

Net increase (decrease)	(845,253)	1,446,237

	Year Ended October 31,
Class B	2020	2019(1)

Sales	—	—

Issued to shareholders electing to receive payments of distributions in Fund shares	—	1,396

Redemptions	—	(4,356)

Converted to Class A shares	—	(83,885)

Net decrease	—	(86,845)

	Year Ended October 31,
Class C	2020	2019

Sales	595,239	762,155

Issued to shareholders electing to receive payments of distributions in Fund shares	169,877	308,162

Redemptions	(2,598,882)	(3,059,598)

Converted to Class A shares	(581,455)	(4,775,942)

Net decrease	(2,415,221)	(6,765,223)

	Year Ended October 31,
Class I	2020	2019

Sales	32,123,559	37,307,330

Issued to shareholders electing to receive payments of distributions in Fund shares	2,974,259	5,228,689

Redemptions	(63,321,586)	(103,586,021)

Net decrease	(28,223,768)	(61,050,002)

	Year Ended October 31,
Class R6	2020	2019

Sales	1,758,211	7,529,198

Issued to shareholders electing to receive payments of distributions in Fund shares	266,107	338,979

Redemptions	(7,887,382)	(6,954,910)

Net increase (decrease)	(5,863,064)	913,267

(1)	At the close of business on October 15, 2019, Class B shares were converted into Class A and Class B was terminated.

19

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2020

Notes to Financial Statements — continued

8  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2020 and October 31, 2019, the Fund’s investment in High Income Opportunities Portfolio, whose financial statements are not included but are available elsewhere as discussed in Note 1, and in Eaton Vance Floating Rate Portfolio were valued based on Level 1 inputs.

9  Risks and Uncertainties

Pandemic Risk

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in December 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, the economies of individual countries, individual companies, and the market in general, and may continue to do so in significant and unforeseen ways, as may other epidemics and pandemics that may arise in the future. Any such impact could adversely affect the Fund’s performance, or the performance of the securities in which the Fund invests.

10  Additional Information

On October 8, 2020, Morgan Stanley and Eaton Vance Corp. (“Eaton Vance”) announced that they had entered into a definitive agreement under which Morgan Stanley would acquire Eaton Vance. Under the Investment Company Act of 1940, as amended, consummation of this transaction may be deemed to result in the automatic termination of an Eaton Vance Fund’s investment advisory agreement, and, where applicable, any related sub-advisory agreement. On November 24, 2020, the Fund’s Board approved a new investment advisory agreement. The new investment advisory agreement will be presented to Fund shareholders for approval, and, if approved, would take effect upon consummation of the transaction. Shareholders of record of the Fund at the close of business on December 11, 2020 are entitled to be present and vote at a joint special meeting of shareholders to be held on February 18, 2021 and at any adjournments or postponements thereof.

20

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2020

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Floating-Rate & High Income Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Eaton Vance Floating-Rate & High Income Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), as of October 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 22, 2020

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

21

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2020

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2021 will show the tax status of all distributions paid to your account in calendar year 2020. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

22

Eaton Vance

Floating Rate Portfolio

October 31, 2020

Portfolio of Investments

Senior Floating-Rate Loans — 86.9%(1)
Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Aerospace and Defense — 2.2%

Aernnova Aerospace S.A.U.

Term Loan, 3.00%, (3 mo. EURIBOR + 3.00%), Maturing February 22, 2027	EUR	1,194	$1,114,678

Term Loan, 3.00%, (3 mo. EURIBOR + 3.00%), Maturing February 26, 2027	EUR	4,656	4,347,243

AI Convoy (Luxembourg) S.a.r.l.

Term Loan, 3.75%, (6 mo. EURIBOR + 3.75%), Maturing January 17, 2027	EUR	2,850	3,263,655

Term Loan, 4.50%, (USD LIBOR + 3.50%, Floor 1.00%), Maturing January 17, 2027(2)		4,204	4,139,505

Dynasty Acquisition Co., Inc.

Term Loan, 3.72%, (3 mo. USD LIBOR + 3.50%), Maturing April 6, 2026		6,830	6,136,846

Term Loan, 3.72%, (3 mo. USD LIBOR + 3.50%), Maturing April 6, 2026		12,698	11,409,867

IAP Worldwide Services, Inc.

Revolving Loan, 1.37%, Maturing July 19, 2021(3)		5,526	5,396,495

Term Loan - Second Lien, 8.00%, (3 mo. USD LIBOR + 6.50%, Floor 1.50%), Maturing July 18, 2021(4)		6,930	5,454,526

Spirit Aerosystems, Inc.

Term Loan, 6.00%, (1 mo. USD LIBOR + 5.25%, Floor 0.75%), Maturing January 30, 2025		3,025	3,028,781

TransDigm, Inc.

Term Loan, 2.40%, (1 mo. USD LIBOR + 2.25%), Maturing August 22, 2024		28,603	27,005,868

Term Loan, 2.40%, (1 mo. USD LIBOR + 2.25%), Maturing May 30, 2025		6,400	6,036,757

Term Loan, 2.40%, (1 mo. USD LIBOR + 2.25%), Maturing December 9, 2025		34,208	32,254,968

WP CPP Holdings, LLC

Term Loan, 4.75%, (3 mo. USD LIBOR + 3.75%, Floor 1.00%), Maturing April 30, 2025		14,847	13,181,726

			$122,770,915

Air Transport — 0.4%

JetBlue Airways Corporation

Term Loan, 6.25%, (3 mo. USD LIBOR + 5.25%, Floor 1.00%), Maturing June 17, 2024		3,111	$3,103,125

Mileage Plus Holdings, LLC

Term Loan, 6.25%, (3 mo. USD LIBOR + 5.25%, Floor 1.00%), Maturing June 25, 2027		5,850	5,962,888

SkyMiles IP, Ltd.

Term Loan, 4.75%, (3 mo. USD LIBOR + 3.75%, Floor 1.00%), Maturing October 20, 2027		14,625	14,602,156

			$23,668,169

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Automotive — 3.2%

Adient US, LLC

Term Loan, 4.42%, (USD LIBOR + 4.25%), Maturing May 6, 2024(2)		2,740	$2,707,771

American Axle and Manufacturing, Inc.

Term Loan, 3.00%, (1 mo. USD LIBOR + 2.25%, Floor 0.75%), Maturing April 6, 2024		19,165	18,545,663

Autokiniton US Holdings, Inc.

Term Loan, 6.52%, (1 mo. USD LIBOR + 6.38%), Maturing May 22, 2025		9,262	8,983,958

Bright Bidco B.V.

Term Loan, 4.50%, (6 mo. USD LIBOR + 3.50%, Floor 1.00%), Maturing June 30, 2024		18,014	8,549,005

Chassix, Inc.

Term Loan, 6.50%, (USD LIBOR + 5.50%, Floor 1.00%), Maturing November 15, 2023(2)		8,879	7,946,638

Clarios Global, L.P.

Term Loan, 3.65%, (1 mo. USD LIBOR + 3.50%), Maturing April 30, 2026		22,298	21,656,712

Cooper Standard Automotive, Inc.

Term Loan, 2.75%, (1 mo. USD LIBOR + 2.00%, Floor 0.75%), Maturing November 2, 2023		5,070	4,394,601

Dayco Products, LLC

Term Loan, 4.51%, (3 mo. USD LIBOR + 4.25%), Maturing May 19, 2023		10,974	6,986,479

Garrett LX III S.a.r.l.

Term Loan, 3.75%, (1 mo. EURIBOR + 3.75%), Maturing September 27, 2025	EUR	4,625	5,245,640

Garrett Motion, Inc.

DIP Loan, 4.50%, (1 mo. USD LIBOR + 3.50%, Floor 1.00%), Maturing March 15, 2021		1,157	1,162,340

Goodyear Tire & Rubber Company (The)

Term Loan - Second Lien, 2.15%, (1 mo. USD LIBOR + 2.00%), Maturing March 7, 2025		8,017	7,771,479

IAA, Inc.

Term Loan, 2.44%, (1 mo. USD LIBOR + 2.25%), Maturing June 28, 2026		6,071	5,919,286

Les Schwab Tire Centers

Term Loan, Maturing October 28, 2027(5)		18,475	18,336,437

Tenneco, Inc.

Term Loan, 3.15%, (1 mo. USD LIBOR + 3.00%), Maturing October 1, 2025		34,580	32,040,772

Thor Industries, Inc.

Term Loan, 3.94%, (1 mo. USD LIBOR + 3.75%), Maturing February 1, 2026		9,518	9,467,571

23	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2020

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Automotive (continued)

TI Group Automotive Systems, LLC

Term Loan, 4.50%, (3 mo. EURIBOR + 3.75%, Floor 0.75%), Maturing December 16, 2024	EUR	7,644	$8,857,855

Term Loan, 4.50%, (3 mo. USD LIBOR + 3.75%, Floor 0.75%), Maturing December 16, 2024		10,682	10,654,870

Visteon Corporation

Term Loan, 1.91%, (USD LIBOR + 1.75%), Maturing March 25, 2024(2)		2,217	2,175,076

			$181,402,153

Brokerage / Securities Dealers / Investment Houses — 0.5%

Advisor Group, Inc.

Term Loan, 5.15%, (1 mo. USD LIBOR + 5.00%), Maturing July 31, 2026		11,119	$10,744,200

Clipper Acquisitions Corp.

Term Loan, 1.89%, (1 mo. USD LIBOR + 1.75%), Maturing December 27, 2024		12,934	12,675,565

OZ Management L.P.

Term Loan, 4.94%, (1 mo. USD LIBOR + 4.75%), Maturing April 10, 2023		257	256,700

Resolute Investment Managers, Inc.

Term Loan - Second Lien, 8.50%, (3 mo. USD LIBOR + 7.50%, Floor 1.00%), Maturing April 30, 2023		3,800	3,676,500

			$27,352,965

Building and Development — 2.7%

ACProducts, Inc.

Term Loan, 7.50%, (6 mo. USD LIBOR + 6.50%, Floor 1.00%), Maturing August 18, 2025		3,678	$3,718,095

Advanced Drainage Systems, Inc.

Term Loan, 2.44%, (1 mo. USD LIBOR + 2.25%), Maturing July 31, 2026		2,347	2,332,358

American Builders & Contractors Supply Co., Inc.

Term Loan, 2.15%, (1 mo. USD LIBOR + 2.00%), Maturing January 15, 2027		21,904	21,297,980

American Residential Services, LLC

Term Loan, 4.25%, (3 mo. USD LIBOR + 3.50%, Floor 0.75%), Maturing October 15, 2027		4,150	4,108,500

APi Group DE, Inc.

Term Loan, 2.65%, (1 mo. USD LIBOR + 2.50%), Maturing October 1, 2026		13,697	13,435,417

Term Loan, Maturing October 1, 2026(5)		2,150	2,105,656

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Building and Development (continued)

Core & Main L.P.

Term Loan, 3.75%, (3 mo. USD LIBOR + 2.75%, Floor 1.00%), Maturing August 1, 2024		1,326	$1,292,625

CPG International, Inc.

Term Loan, 4.75%, (12 mo. USD LIBOR + 3.75%, Floor 1.00%), Maturing May 5, 2024		6,764	6,766,395

Cushman & Wakefield U.S. Borrower, LLC

Term Loan, 2.90%, (1 mo. USD LIBOR + 2.75%), Maturing August 21, 2025		28,775	27,612,458

LSF11 Skyscraper Holdco S.a.r.l.

Term Loan, Maturing August 7, 2027(5)		5,400	5,379,750

Term Loan, Maturing September 29, 2027(5)	EUR	11,350	13,130,649

Quikrete Holdings, Inc.

Term Loan, 2.65%, (1 mo. USD LIBOR + 2.50%), Maturing February 1, 2027		3,606	3,541,766

RE/MAX International, Inc.

Term Loan, 3.50%, (3 mo. USD LIBOR + 2.75%, Floor 0.75%), Maturing December 15, 2023		17,532	17,443,917

Realogy Group, LLC

Term Loan, 3.00%, (1 mo. USD LIBOR + 2.25%, Floor 0.75%), Maturing February 8, 2025		5,421	5,214,595

Werner FinCo L.P.

Term Loan, 5.00%, (1 mo. USD LIBOR + 4.00%, Floor 1.00%), Maturing July 24, 2024		4,716	4,562,869

White Cap Buyer, LLC

Term Loan, 4.50%, (6 mo. USD LIBOR + 4.00%, Floor 0.50%), Maturing October 19, 2027		15,450	15,244,005

WireCo WorldGroup, Inc.

Term Loan, 6.00%, (6 mo. USD LIBOR + 5.00%, Floor 1.00%), Maturing September 30, 2023		6,773	5,951,432

			$153,138,467

Business Equipment and Services — 6.4%

Adevinta ASA

Term Loan, Maturing October 23, 2027(5)		2,175	$2,166,844

Term Loan, Maturing October 23, 2027(5)	EUR	8,075	9,398,672

Adtalem Global Education, Inc.

Term Loan, 3.15%, (1 mo. USD LIBOR + 3.00%), Maturing April 11, 2025		4,448	4,408,708

24	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2020

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Business Equipment and Services (continued)

Airbnb, Inc.

Term Loan, 8.50%, (3 mo. USD LIBOR + 7.50%, Floor 1.00%), Maturing April 17, 2025		6,434	$6,857,436

AlixPartners, LLP

Term Loan, 2.65%, (1 mo. USD LIBOR + 2.50%), Maturing April 4, 2024		1,330	1,290,630

Term Loan, 3.25%, (3 mo. EURIBOR + 3.25%), Maturing April 4, 2024	EUR	8,796	10,136,784

Allied Universal Holdco, LLC

Term Loan, 4.40%, (1 mo. USD LIBOR + 4.25%), Maturing July 10, 2026		6,131	6,013,310

Amentum Government Services Holdings, LLC

Term Loan, 3.65%, (1 mo. USD LIBOR + 3.50%), Maturing February 1, 2027		9,551	9,192,898

AppLovin Corporation

Term Loan, 3.65%, (1 mo. USD LIBOR + 3.50%), Maturing August 15, 2025		26,826	26,340,038

Term Loan, 4.15%, (1 mo. USD LIBOR + 4.00%), Maturing August 15, 2025		5,348	5,297,986

ASGN Incorporated

Term Loan, 1.90%, (1 mo. USD LIBOR + 1.75%), Maturing April 2, 2025		575	569,178

Asplundh Tree Expert, LLC

Term Loan, 2.64%, (1 mo. USD LIBOR + 2.50%), Maturing September 7, 2027		8,450	8,442,961

Belfor Holdings, Inc.

Term Loan, 4.15%, (1 mo. USD LIBOR + 4.00%), Maturing April 6, 2026		2,165	2,159,969

BidFair MergeRight, Inc.

Term Loan, 6.50%, (1 mo. USD LIBOR + 5.50%, Floor 1.00%), Maturing January 15, 2027		5,862	5,832,226

Bracket Intermediate Holding Corp.

Term Loan, 4.48%, (3 mo. USD LIBOR + 4.25%), Maturing September 5, 2025		9,002	8,788,260

Brand Energy & Infrastructure Services, Inc.

Term Loan, 5.25%, (3 mo. USD LIBOR + 4.25%, Floor 1.00%), Maturing June 21, 2024		8,068	7,534,398

Camelot U.S. Acquisition 1 Co.

Term Loan, 4.00%, (1 mo. USD LIBOR + 3.00%, Floor 1.00%), Maturing October 30, 2026		8,175	8,067,703

Ceridian HCM Holding, Inc.

Term Loan, 2.60%, (1 week USD LIBOR + 2.50%), Maturing April 30, 2025		10,216	9,901,444

CM Acquisition Co.

Term Loan, 11.00%, (3 mo. USD LIBOR + 10.00%, Floor 1.00%), Maturing July 26, 2023		4,717	4,657,895

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Business Equipment and Services (continued)

Deerfield Dakota Holding, LLC

Term Loan, 4.75%, (1 mo. USD LIBOR + 3.75%, Floor 1.00%), Maturing April 9, 2027		2,319	$2,289,328

EAB Global, Inc.

Term Loan, 4.75%, (USD LIBOR + 3.75%, Floor 1.00%), Maturing November 15, 2024(2)		3,750	3,660,570

EIG Investors Corp.

Term Loan, 4.75%, (3 mo. USD LIBOR + 3.75%, Floor 1.00%), Maturing February 9, 2023		17,845	17,732,988

Garda World Security Corporation

Term Loan, 4.90%, (1 mo. USD LIBOR + 4.75%), Maturing October 30, 2026		7,695	7,686,475

Greeneden U.S. Holdings II, LLC

Term Loan, Maturing October 8, 2027(5)	EUR	1,250	1,451,627

Term Loan, Maturing October 8, 2027(5)		6,000	5,940,000

IG Investment Holdings, LLC

Term Loan, 5.00%, (3 mo. USD LIBOR + 4.00%, Floor 1.00%), Maturing May 23, 2025		23,534	23,162,434

Illuminate Buyer, LLC

Term Loan, 4.15%, (1 mo. USD LIBOR + 4.00%), Maturing June 16, 2027		6,175	6,084,691

Intrado Corp.

Term Loan, 4.50%, (1 mo. USD LIBOR + 3.50%, Floor 1.00%), Maturing October 10, 2024		3,861	3,579,583

Term Loan, 5.00%, (USD LIBOR + 4.00%, Floor 1.00%), Maturing October 10, 2024(2)		4,947	4,614,364

IRI Holdings, Inc.

Term Loan, 4.40%, (1 mo. USD LIBOR + 4.25%), Maturing December 1, 2025		20,946	20,622,982

Term Loan, 5.15%, (1 mo. USD LIBOR + 5.00%), Maturing December 1, 2025		6,300	6,341,580

Iron Mountain, Inc.

Term Loan, 1.90%, (1 mo. USD LIBOR + 1.75%), Maturing January 2, 2026		8,881	8,570,402

KAR Auction Services, Inc.

Term Loan, 2.44%, (1 mo. USD LIBOR + 2.25%), Maturing September 19, 2026		3,335	3,222,489

KUEHG Corp.

Term Loan, 4.75%, (3 mo. USD LIBOR + 3.75%, Floor 1.00%), Maturing February 21, 2025		20,110	18,466,293

Term Loan - Second Lien, 9.25%, (3 mo. USD LIBOR + 8.25%, Floor 1.00%), Maturing August 22, 2025		4,425	3,974,203

25	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2020

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Business Equipment and Services (continued)

LGC Group Holdings, Ltd.

Term Loan, 3.25%, (1 mo. EURIBOR + 3.25%), Maturing April 21, 2027	EUR	2,275	$2,588,072

Loire Finco Luxembourg S.a.r.l.

Term Loan, 3.65%, (1 mo. USD LIBOR + 3.50%), Maturing April 21, 2027		3,067	2,963,791

Monitronics International, Inc.

Term Loan, 7.75%, (1 mo. USD LIBOR + 6.50%, Floor 1.25%), Maturing March 29, 2024		17,189	13,665,632

PGX Holdings, Inc.

Term Loan, 10.50%, (12 mo. USD LIBOR + 9.50%, Floor 1.00%), 6.25% cash, 4.25% PIK, Maturing September 29, 2023		8,666	7,387,984

Prime Security Services Borrower, LLC

Term Loan, 4.25%, (USD LIBOR + 3.25%, Floor 1.00%), Maturing September 23, 2026(2)		995	983,091

Rockwood Service Corporation

Term Loan, 4.40%, (1 mo. USD LIBOR + 4.25%), Maturing January 23, 2027		4,279	4,249,085

Speedster Bidco GmbH

Term Loan, 3.25%, (6 mo. EURIBOR + 3.25%), Maturing March 31, 2027	EUR	2,975	3,316,712

Spin Holdco, Inc.

Term Loan, 4.25%, (3 mo. USD LIBOR + 3.25%, Floor 1.00%), Maturing November 14, 2022		31,108	30,369,083

TruGreen Limited Partnership

Term Loan, Maturing October 29, 2027(5)		4,100	4,059,000

Vestcom Parent Holdings, Inc.

Term Loan, 4.14%, (1 mo. USD LIBOR + 4.00%), Maturing December 19, 2023		1,881	1,836,574

WASH Multifamily Laundry Systems, LLC

Term Loan, 4.25%, (1 mo. USD LIBOR + 3.25%, Floor 1.00%), Maturing May 14, 2022		1,508	1,483,256

Zephyr Bidco Limited

Term Loan, 3.25%, (1 mo. EURIBOR + 3.25%), Maturing July 23, 2025	EUR	4,975	5,575,046

Term Loan, 4.30%, (1 mo. GBP LIBOR + 4.25%), Maturing July 23, 2025	GBP	8,675	10,813,510

			$363,748,185

Cable and Satellite Television — 4.4%

Altice France S.A.

Term Loan, 3.84%, (1 mo. USD LIBOR + 3.69%), Maturing January 31, 2026		4,496	$4,359,444

Term Loan, 4.24%, (3 mo. USD LIBOR + 4.00%), Maturing August 14, 2026		6,438	6,266,005

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Cable and Satellite Television (continued)

Charter Communications Operating, LLC

Term Loan, 1.90%, (1 mo. USD LIBOR + 1.75%), Maturing February 1, 2027		6,756	$6,593,500

CSC Holdings, LLC

Term Loan, 2.40%, (1 mo. USD LIBOR + 2.25%), Maturing July 17, 2025		25,799	24,967,260

Term Loan, 2.40%, (1 mo. USD LIBOR + 2.25%), Maturing January 15, 2026		4	4,078

Term Loan, 2.65%, (1 mo. USD LIBOR + 2.50%), Maturing April 15, 2027		8,366	8,116,347

Numericable Group S.A.

Term Loan, 2.90%, (1 mo. USD LIBOR + 2.75%), Maturing July 31, 2025		21,077	20,180,929

Term Loan, 3.00%, (3 mo. EURIBOR + 3.00%), Maturing July 31, 2025	EUR	7,172	7,966,530

Telenet Financing USD, LLC

Term Loan, 2.15%, (1 mo. USD LIBOR + 2.00%), Maturing April 30, 2028		32,325	31,269,395

Telenet International Finance S.a.r.l.

Term Loan, 2.25%, (6 mo. EURIBOR + 2.25%), Maturing April 30, 2029	EUR	5,000	5,725,891

UPC Broadband Holding B.V.

Term Loan, 2.40%, (1 mo. USD LIBOR + 2.25%), Maturing April 30, 2028		7,475	7,197,805

Term Loan, 2.50%, (6 mo. EURIBOR + 2.50%), Maturing April 30, 2029	EUR	2,350	2,673,978

Term Loan, Maturing January 31, 2029(5)	EUR	6,000	6,912,200

Term Loan, Maturing January 31, 2029(5)	EUR	6,000	6,912,201

Term Loan, Maturing January 31, 2029(5)		13,775	13,447,844

Term Loan, Maturing January 31, 2029(5)		13,775	13,447,844

Virgin Media Bristol, LLC

Term Loan, 2.65%, (1 mo. USD LIBOR + 2.50%), Maturing January 31, 2028		39,275	38,001,272

Virgin Media SFA Finance Limited

Term Loan, 3.30%, (1 mo. GBP LIBOR + 3.25%), Maturing January 15, 2027	GBP	8,175	10,206,796

Term Loan, 3.30%, (1 mo. GBP LIBOR + 3.25%), Maturing November 15, 2027	GBP	600	749,123

Term Loan, 2.50%, (6 mo. EURIBOR + 2.50%), Maturing January 31, 2029	EUR	11,625	13,180,841

Ziggo B.V.

Term Loan, 3.00%, (6 mo. EURIBOR + 3.00%), Maturing January 31, 2029	EUR	17,350	19,756,231

			$247,935,514

26	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2020

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Chemicals and Plastics — 3.2%

Alpha 3 B.V.

Term Loan, 4.00%, (3 mo. USD LIBOR + 3.00%, Floor 1.00%), Maturing January 31, 2024		3	$2,817

Aruba Investments, Inc.

Term Loan, 5.25%, (6 mo. USD LIBOR + 4.25%, Floor 1.00%), Maturing July 7, 2025		8,275	8,264,656

Axalta Coating Systems US Holdings, Inc.

Term Loan, 1.97%, (3 mo. USD LIBOR + 1.75%), Maturing June 1, 2024		30,101	29,279,526

Caldic B.V.

Term Loan, 2.75%, (3 mo. EURIBOR + 2.75%), Maturing July 18, 2024	EUR	500	558,668

Term Loan, 2.75%, (3 mo. EURIBOR + 2.75%), Maturing July 18, 2024	EUR	2,166	2,420,584

Chemours Company (The)

Term Loan, 2.50%, (3 mo. EURIBOR + 2.00%, Floor 0.50%), Maturing April 3, 2025	EUR	2,848	3,199,733

Colouroz Investment 1 GmbH

Term Loan, 5.75%, (3 mo. EURIBOR + 5.00%, Floor 0.75%), 5.00% cash, 0.75% PIK, Maturing September 21, 2023	EUR	1,971	2,057,163

Element Solutions, Inc.

Term Loan, 2.15%, (1 mo. USD LIBOR + 2.00%), Maturing January 31, 2026		4,429	4,340,043

Emerald Performance Materials, LLC

Term Loan, 5.00%, (1 mo. USD LIBOR + 4.00%, Floor 1.00%), Maturing August 12, 2025		3,784	3,764,906

Ferro Corporation

Term Loan, 2.47%, (3 mo. USD LIBOR + 2.25%), Maturing February 14, 2024		3,738	3,687,668

Term Loan, 2.47%, (3 mo. USD LIBOR + 2.25%), Maturing February 14, 2024		3,819	3,767,835

Term Loan, 2.47%, (3 mo. USD LIBOR + 2.25%), Maturing February 14, 2024		5,287	5,216,810

Flint Group GmbH

Term Loan, 6.00%, (USD LIBOR + 4.25%, Floor 1.00%), 5.25% cash, 0.75% PIK, Maturing September 21, 2023(2)		2,687	2,418,005

Flint Group US, LLC

Term Loan, 6.00%, (USD LIBOR + 4.25%, Floor 1.00%), 5.25% cash, 0.75% PIK, Maturing September 21, 2023(2)		16,252	14,626,950

Gemini HDPE, LLC

Term Loan, 2.72%, (3 mo. USD LIBOR + 2.50%), Maturing August 7, 2024		9,132	8,955,188

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Chemicals and Plastics (continued)

Hexion, Inc.

Term Loan, 4.00%, (3 mo. EURIBOR + 4.00%), Maturing July 1, 2026	EUR	10,064	$11,501,269

INEOS Enterprises Holdings II Limited

Term Loan, 3.25%, (3 mo. EURIBOR + 3.25%), Maturing August 28, 2026	EUR	1,975	2,267,597

INEOS Enterprises Holdings US Finco, LLC

Term Loan, 4.50%, (3 mo. USD LIBOR + 3.50%, Floor 1.00%), Maturing August 28, 2026		2,136	2,104,933

INEOS Finance PLC

Term Loan, 2.50%, (1 mo. EURIBOR + 2.00%, Floor 0.50%), Maturing April 1, 2024	EUR	6,356	7,197,515

Inovyn Finance PLC

Term Loan, 2.50%, (3 mo. EURIBOR + 2.00%, Floor 0.50%), Maturing March 9, 2027	EUR	3,204	3,653,683

Kraton Polymers, LLC

Term Loan, 2.75%, (3 mo. EURIBOR + 2.00%, Floor 0.75%), Maturing March 5, 2025	EUR	618	706,758

Messer Industries GmbH

Term Loan, 2.50%, (3 mo. EURIBOR + 2.50%), Maturing March 1, 2026	EUR	4,275	4,916,643

PMHC II, Inc.

Term Loan, 4.50%, (12 mo. USD LIBOR + 3.50%, Floor 1.00%), Maturing March 31, 2025		4,095	3,746,925

PQ Corporation

Term Loan, 2.46%, (3 mo. USD LIBOR + 2.25%), Maturing February 7, 2027		17,475	17,016,340

Rohm Holding GmbH

Term Loan, 5.32%, (6 mo. USD LIBOR + 5.00%), Maturing July 31, 2026		5,175	4,677,076

Starfruit Finco B.V.

Term Loan, 3.15%, (1 mo. USD LIBOR + 3.00%), Maturing October 1, 2025		9,908	9,629,048

Tronox Finance, LLC

Term Loan, 3.18%, (USD LIBOR + 3.00%), Maturing September 23, 2024(2)		7,048	6,916,247

Univar, Inc.

Term Loan, 2.40%, (1 mo. USD LIBOR + 2.25%), Maturing July 1, 2024		12,865	12,617,297

			$179,511,883

Clothing / Textiles — 0.1%

Samsonite International S.A.

Term Loan, 1.90%, (1 mo. USD LIBOR + 1.75%), Maturing April 25, 2025		2,776	$2,597,612

			$2,597,612

27	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2020

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Conglomerates — 0.0%(6)

Penn Engineering & Manufacturing Corp.

Term Loan, 3.75%, (1 mo. USD LIBOR + 2.75%, Floor 1.00%), Maturing June 27, 2024		2,092	$2,055,121

			$2,055,121

Containers and Glass Products — 1.6%

Berry Global, Inc.

Term Loan, 2.15%, (1 mo. USD LIBOR + 2.00%), Maturing October 1, 2022		5,860	$5,809,241

Term Loan, 2.15%, (1 mo. USD LIBOR + 2.00%), Maturing January 19, 2024		7,230	7,147,580

BWAY Holding Company

Term Loan, 3.48%, (USD LIBOR + 3.25%), Maturing April 3, 2024(2)		5,714	5,360,422

Flex Acquisition Company, Inc.

Term Loan, 4.00%, (USD LIBOR + 3.00%, Floor 1.00%), Maturing December 29, 2023(2)		24,014	23,473,593

Term Loan, 3.48%, (3 mo. USD LIBOR + 3.25%), Maturing June 29, 2025		10,436	10,058,965

Libbey Glass, Inc.

DIP Loan, 12.00%, (USD LIBOR + 11.00%, Floor 1.00%), Maturing November 27, 2020(2)		2,295	2,298,982

DIP Loan, 4.00%, (USD LIBOR + 3.00%, Floor 1.00%), 2.00% cash, 2.00% PIK, Maturing November 30, 2020(2)		2,310	2,367,295

Term Loan, 0.00%, Maturing April 9, 2021(7)		8,099	1,338,804

Proampac PG Borrower, LLC

Term Loan, 5.44%, (USD LIBOR + 3.50%), Maturing November 20, 2023(2)		5,830	5,783,072

Reynolds Group Holdings, Inc.

Term Loan, 2.90%, (1 mo. USD LIBOR + 2.75%), Maturing February 5, 2023		16,141	15,869,652

Term Loan, 3.40%, (1 mo. USD LIBOR + 3.25%), Maturing February 5, 2026		10,325	10,092,688

			$89,600,294

Cosmetics / Toiletries — 0.4%

Kronos Acquisition Holdings, Inc.

Term Loan, 5.00%, (3 mo. USD LIBOR + 4.00%, Floor 1.00%), Maturing May 15, 2023		25,137	$24,958,618

			$24,958,618

Drugs — 4.5%

Aenova Holding GmbH

Term Loan, 5.00%, (6 mo. EURIBOR + 5.00%), Maturing March 6, 2025	EUR	1,825	$2,130,469

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Drugs (continued)

Akorn, Inc.

Term Loan, 8.50%, (3 mo. USD LIBOR + 7.50%, Floor 1.00%), Maturing October 1, 2025		8,288	$8,353,981

Albany Molecular Research, Inc.

Term Loan, 4.25%, (USD LIBOR + 3.25%, Floor 1.00%), Maturing August 30, 2024(2)		3,700	3,655,723

Term Loan, 4.50%, (3 mo. USD LIBOR + 3.50%, Floor 1.00%), Maturing August 30, 2024		1,775	1,752,813

Alkermes, Inc.

Term Loan, 2.40%, (1 mo. USD LIBOR + 2.25%), Maturing March 27, 2023		18,692	18,598,059

Amneal Pharmaceuticals, LLC

Term Loan, 3.69%, (1 mo. USD LIBOR + 3.50%), Maturing May 4, 2025		22,934	21,921,269

Arbor Pharmaceuticals, Inc.

Term Loan, 6.00%, (3 mo. USD LIBOR + 5.00%, Floor 1.00%), Maturing July 5, 2023		9,674	8,464,831

Bausch Health Companies, Inc.

Term Loan, 3.15%, (1 mo. USD LIBOR + 3.00%), Maturing June 2, 2025		37,415	36,602,837

Elanco Animal Health Incorporated

Term Loan, 1.90%, (1 mo. USD LIBOR + 1.75%), Maturing August 1, 2027		1,468	1,438,360

Endo Luxembourg Finance Company I S.a.r.l.

Term Loan, 5.00%, (3 mo. USD LIBOR + 4.25%, Floor 0.75%), Maturing April 29, 2024		21,184	20,273,245

Grifols Worldwide Operations USA, Inc.

Term Loan, 2.09%, (1 week USD LIBOR + 2.00%), Maturing November 15, 2027		36,106	35,288,457

Horizon Therapeutics USA, Inc.

Term Loan, 2.19%, (1 mo. USD LIBOR + 2.00%), Maturing May 22, 2026		7,802	7,655,783

Jaguar Holding Company II

Term Loan, 3.50%, (1 mo. USD LIBOR + 2.50%, Floor 1.00%), Maturing August 18, 2022		38,145	37,930,786

Mallinckrodt International Finance S.A.

Term Loan, 5.50%, (3 mo. USD LIBOR + 4.75%, Floor 0.75%), Maturing September 24, 2024		33,442	30,919,938

Term Loan, 5.75%, (6 mo. USD LIBOR + 5.00%, Floor 0.75%), Maturing February 24, 2025		10,970	10,133,307

Nidda Healthcare Holding AG

Term Loan, 3.50%, (3 mo. EURIBOR + 3.50%), Maturing August 21, 2026	EUR	5,475	6,243,618

			$251,363,476

28	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2020

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Ecological Services and Equipment — 0.3%

Applied Systems, Inc.

Term Loan, 2.65%, (1 mo. USD LIBOR + 2.50%), Maturing November 1, 2026		2,581	$2,548,244

EnergySolutions, LLC

Term Loan, 4.75%, (3 mo. USD LIBOR + 3.75%, Floor 1.00%), Maturing May 9, 2025		17,404	16,664,724

			$19,212,968

Electronics / Electrical — 15.6%

Applied Systems, Inc.

Term Loan, 4.25%, (3 mo. USD LIBOR + 3.25%, Floor 1.00%), Maturing September 19, 2024		26,666	$26,573,350

Term Loan - Second Lien, 8.00%, (3 mo. USD LIBOR + 7.00%, Floor 1.00%), Maturing September 19, 2025		3,279	3,305,259

Aptean, Inc.

Term Loan, 4.40%, (1 mo. USD LIBOR + 4.25%), Maturing April 23, 2026		7,525	7,270,627

Astra Acquisition Corp.

Term Loan, 6.50%, (1 mo. USD LIBOR + 5.50%, Floor 1.00%), Maturing March 1, 2027		5,846	5,874,853

Avast Software B.V.

Term Loan, 3.25%, (3 mo. USD LIBOR + 2.25%, Floor 1.00%), Maturing September 29, 2023		2,017	2,013,119

Banff Merger Sub, Inc.

Term Loan, 4.40%, (1 mo. USD LIBOR + 4.25%), Maturing October 2, 2025		36,518	35,505,905

Term Loan, 4.75%, (3 mo. EURIBOR + 4.75%), Maturing October 2, 2025	EUR	3,390	3,891,472

Barracuda Networks, Inc.

Term Loan - Second Lien, Maturing October 30, 2028(5)		2,925	2,917,688

Buzz Merger Sub, Ltd.

Term Loan, 2.90%, (1 mo. USD LIBOR + 2.75%), Maturing January 29, 2027		4,102	4,014,472

Term Loan, 3.75%, (1 mo. USD LIBOR + 3.25%, Floor 0.50%), Maturing January 29, 2027		1,625	1,606,719

Cambium Learning Group, Inc.

Term Loan, 4.72%, (3 mo. USD LIBOR + 4.50%), Maturing December 18, 2025		6,325	6,114,169

Castle US Holding Corporation

Term Loan, 3.97%, (3 mo. USD LIBOR + 3.75%), Maturing January 29, 2027		7,985	7,532,900

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Electronics / Electrical (continued)

Celestica, Inc.

Term Loan, 2.28%, (1 mo. USD LIBOR + 2.13%), Maturing June 27, 2025	3,988	$3,907,811

Term Loan, 2.66%, (1 mo. USD LIBOR + 2.50%), Maturing June 27, 2025	3,098	3,070,397

Cohu, Inc.

Term Loan, 3.15%, (1 mo. USD LIBOR + 3.00%), Maturing October 1, 2025	10,313	9,971,559

CommScope, Inc.

Term Loan, 3.40%, (1 mo. USD LIBOR + 3.25%), Maturing April 6, 2026	19,908	19,245,793

Cornerstone OnDemand, Inc.

Term Loan, 4.40%, (1 mo. USD LIBOR + 4.25%), Maturing April 22, 2027	13,310	13,207,191

CPI International, Inc.

Term Loan, 4.50%, (1 mo. USD LIBOR + 3.50%, Floor 1.00%), Maturing July 26, 2024	9,548	9,142,561

E2open, LLC

Term Loan, Maturing October 29, 2027(5)	6,225	6,186,094

ECI Macola/Max Holdings, LLC

Term Loan, 5.25%, (1 mo. USD LIBOR + 4.25%, Floor 1.00%), Maturing September 27, 2024	8,368	8,323,017

Electro Rent Corporation

Term Loan, 6.00%, (3 mo. USD LIBOR + 5.00%, Floor 1.00%), Maturing January 31, 2024	17,111	16,875,728

Epicor Software Corporation

Term Loan, 5.25%, (1 mo. USD LIBOR + 4.25%, Floor 1.00%), Maturing July 30, 2027	20,961	20,921,804

Finastra USA, Inc.

Term Loan, 4.50%, (USD LIBOR + 3.50%, Floor 1.00%), Maturing June 13, 2024(2)	24,535	23,223,047

Fiserv Investment Solutions, Inc.

Term Loan, 5.02%, (3 mo. USD LIBOR + 4.75%), Maturing February 18, 2027	5,988	5,968,789

GlobalLogic Holdings, Inc.

Term Loan, 4.50%, (1 mo. USD LIBOR + 3.75%, Floor 0.75%), Maturing September 14, 2027	5,550	5,452,875

Go Daddy Operating Company, LLC

Term Loan, 1.90%, (1 mo. USD LIBOR + 1.75%), Maturing February 15, 2024	46,342	45,331,260

Hyland Software, Inc.

Term Loan, 4.25%, (1 mo. USD LIBOR + 3.50%, Floor 0.75%), Maturing July 1, 2024	61,085	60,340,987

29	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2020

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Electronics / Electrical (continued)

Infoblox, Inc.

Term Loan, 4.65%, (1 mo. USD LIBOR + 4.50%), Maturing November 7, 2023		13,626	$13,620,416

Informatica, LLC

Term Loan, 3.25%, (3 mo. EURIBOR + 3.25%), Maturing February 25, 2027	EUR	2,413	2,742,242

Term Loan, 3.40%, (1 mo. USD LIBOR + 3.25%), Maturing February 25, 2027		52,006	50,367,932

Term Loan - Second Lien, 7.13%, Maturing February 25, 2025(8)		4,675	4,750,969

LogMeIn, Inc.

Term Loan, 4.89%, (1 mo. USD LIBOR + 4.75%), Maturing August 31, 2027		10,225	9,931,031

MA FinanceCo., LLC

Term Loan, 2.65%, (1 mo. USD LIBOR + 2.50%), Maturing June 21, 2024		2,777	2,632,850

Term Loan, 2.75%, (1 mo. EURIBOR + 2.75%), Maturing June 21, 2024	EUR	2,500	2,826,702

Term Loan, 4.50%, (3 mo. EURIBOR + 4.50%), Maturing June 5, 2025	EUR	5,650	6,565,875

Term Loan, 5.25%, (3 mo. USD LIBOR + 4.25%, Floor 1.00%), Maturing June 5, 2025		14,150	14,017,344

MACOM Technology Solutions Holdings, Inc.

Term Loan, 2.40%, (1 mo. USD LIBOR + 2.25%), Maturing May 17, 2024		10,044	9,725,499

Marcel LUX IV S.a.r.l.

Term Loan, 3.40%, (1 mo. USD LIBOR + 3.25%), Maturing March 15, 2026		2,209	2,137,020

Term Loan, 3.50%, (3 mo. EURIBOR + 3.50%), Maturing March 16, 2026	EUR	2,650	3,039,065

Term Loan, Maturing September 22, 2027(5)		3,275	3,242,250

Milano Acquisition Corp.

Term Loan, 4.75%, (3 mo. USD LIBOR + 4.00%, Floor 0.75%), Maturing October 1, 2027		20,925	20,598,047

Mirion Technologies, Inc.

Term Loan, 4.27%, (6 mo. USD LIBOR + 4.00%), Maturing March 6, 2026		5,274	5,244,718

NCR Corporation

Term Loan, 2.65%, (1 mo. USD LIBOR + 2.50%), Maturing August 28, 2026		9,182	8,918,260

Recorded Books, Inc.

Term Loan, 4.39%, (1 mo. USD LIBOR + 4.25%), Maturing August 29, 2025		2,264	2,216,183

Redstone Buyer, LLC

Term Loan, 6.00%, (3 mo. USD LIBOR + 5.00%, Floor 1.00%), Maturing September 1, 2027		11,850	11,761,125

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Electronics / Electrical (continued)

Renaissance Holding Corp.

Term Loan, 3.40%, (1 mo. USD LIBOR + 3.25%), Maturing May 30, 2025	2,751	$2,660,263

Term Loan - Second Lien, 7.15%, (1 mo. USD LIBOR + 7.00%), Maturing May 29, 2026	2,175	2,109,750

Seattle Spinco, Inc.

Term Loan, 2.65%, (1 mo. USD LIBOR + 2.50%), Maturing June 21, 2024	18,753	17,780,289

SkillSoft Corporation

Term Loan, 8.50%, (3 mo. USD LIBOR + 7.50%, Floor 1.00%), Maturing December 27, 2024	4,620	4,637,320

Term Loan - Second Lien, 8.50%, (3 mo. USD LIBOR + 7.50%, Floor 1.00%), Maturing April 27, 2025	15,264	15,073,588

SolarWinds Holdings, Inc.

Term Loan, 2.90%, (1 mo. USD LIBOR + 2.75%), Maturing February 5, 2024	26,740	26,303,766

Solera, LLC

Term Loan, 2.92%, (2 mo. USD LIBOR + 2.75%), Maturing March 3, 2023	27,727	27,058,715

Sparta Systems, Inc.

Term Loan, 4.50%, (3 mo. USD LIBOR + 3.50%, Floor 1.00%), Maturing August 21, 2024	3,395	3,233,738

SS&C Technologies Holdings Europe S.a.r.l.

Term Loan, 1.90%, (1 mo. USD LIBOR + 1.75%), Maturing April 16, 2025	6,506	6,334,514

SS&C Technologies, Inc.

Term Loan, 1.90%, (1 mo. USD LIBOR + 1.75%), Maturing April 16, 2025	9,261	9,016,208

STG-Fairway Holdings, LLC

Term Loan, 3.40%, (1 mo. USD LIBOR + 3.25%), Maturing January 31, 2027	4,788	4,661,118

SurveyMonkey, Inc.

Term Loan, 3.86%, (1 week USD LIBOR + 3.75%), Maturing October 10, 2025	13,250	13,017,921

Tibco Software, Inc.

Term Loan, 3.90%, (1 mo. USD LIBOR + 3.75%), Maturing June 30, 2026	30,583	29,754,834

Term Loan - Second Lien, 7.40%, (1 mo. USD LIBOR + 7.25%), Maturing March 3, 2028	4,900	4,802,000

TTM Technologies, Inc.

Term Loan, 2.65%, (1 mo. USD LIBOR + 2.50%), Maturing September 28, 2024	1,605	1,581,036

Uber Technologies, Inc.

Term Loan, 3.65%, (1 mo. USD LIBOR + 3.50%), Maturing July 13, 2023	17,977	17,700,229

30	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2020

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Electronics / Electrical (continued)

Uber Technologies, Inc. (continued)

Term Loan, 5.00%, (1 mo. USD LIBOR + 4.00%, Floor 1.00%), Maturing April 4, 2025		29,923	$29,593,982

Ultimate Software Group, Inc. (The)

Term Loan, 3.90%, (1 mo. USD LIBOR + 3.75%), Maturing May 4, 2026		20,925	20,585,396

Term Loan, 4.75%, (3 mo. USD LIBOR + 4.00%, Floor 0.75%), Maturing May 4, 2026		30,600	30,461,872

Term Loan - Second Lien, 7.50%, (3 mo. USD LIBOR + 6.75%, Floor 0.75%), Maturing May 3, 2027		2,000	2,040,834

Ultra Clean Holdings, Inc.

Term Loan, 4.65%, (1 mo. USD LIBOR + 4.50%), Maturing August 27, 2025		9,140	9,094,300

Valkyr Purchaser, LLC

Term Loan, Maturing October 29, 2027(5)		5,200	5,148,000

Verifone Systems, Inc.

Term Loan, 4.25%, (3 mo. USD LIBOR + 4.00%), Maturing August 20, 2025		14,052	12,893,959

Veritas US, Inc.

Term Loan, 6.50%, (3 mo. USD LIBOR + 5.50%, Floor 1.00%), Maturing September 1, 2025		18,625	18,240,859

Vero Parent, Inc.

Term Loan, 6.51%, (3 mo. USD LIBOR + 6.25%), Maturing August 16, 2024		15,972	15,652,776

VS Buyer, LLC

Term Loan, 3.40%, (1 mo. USD LIBOR + 3.25%), Maturing February 28, 2027		10,373	10,197,833

Vungle, Inc.

Term Loan, 5.64%, (1 mo. USD LIBOR + 5.50%), Maturing September 30, 2026		6,435	6,410,869

			$878,172,943

Equipment Leasing — 0.6%

Avolon TLB Borrower 1 (US), LLC

Term Loan, 2.50%, (1 mo. USD LIBOR + 1.75%, Floor 0.75%), Maturing January 15, 2025		21,582	$20,874,346

Boels Topholding B.V.

Term Loan, 4.00%, (1 mo. EURIBOR + 4.00%), Maturing January 14, 2027	EUR	4,550	5,148,460

Fly Funding II S.a.r.l.

Term Loan, 6.24%, (3 mo. USD LIBOR + 6.00%), Maturing October 8, 2025		8,700	8,395,500

			$34,418,306

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Financial Intermediaries — 2.5%

Aretec Group, Inc.

Term Loan, 4.40%, (1 mo. USD LIBOR + 4.25%), Maturing October 1, 2025		18,851	$17,751,097

Citco Funding, LLC

Term Loan, 2.77%, (6 mo. USD LIBOR + 2.50%), Maturing September 28, 2023		14,970	14,577,353

Ditech Holding Corporation

Term Loan, 0.00%, Maturing June 30, 2022(7)		27,404	8,255,369

EIG Management Company, LLC

Term Loan, 4.50%, (1 mo. USD LIBOR + 3.75%, Floor 0.75%), Maturing February 22, 2025		2,949	2,942,002

Evergood 4 ApS

Term Loan, 3.75%, (3 mo. EURIBOR + 3.75%), Maturing February 6, 2025	EUR	7,450	8,550,832

FB Income Advison, LLC

Term Loan, 2.44%, (1 mo. USD LIBOR + 2.25%), Maturing August 1, 2025		6,394	6,330,546

FinCo I, LLC

Term Loan, 2.65%, (1 mo. USD LIBOR + 2.50%), Maturing June 27, 2025		6,276	6,174,861

Focus Financial Partners, LLC

Term Loan, 2.15%, (1 mo. USD LIBOR + 2.00%), Maturing July 3, 2024		6,229	6,072,274

GreenSky Holdings, LLC

Term Loan, 3.44%, (1 mo. USD LIBOR + 3.25%), Maturing March 31, 2025		13,046	12,426,276

Term Loan, 5.50%, (1 mo. USD LIBOR + 4.50%, Floor 1.00%), Maturing March 29, 2025		3,741	3,647,109

Guggenheim Partners, LLC

Term Loan, 3.50%, (1 mo. USD LIBOR + 2.75%, Floor 0.75%), Maturing July 21, 2023		24,752	24,603,374

LPL Holdings, Inc.

Term Loan, 1.90%, (1 mo. USD LIBOR + 1.75%), Maturing November 12, 2026		16,277	15,958,247

Nets Holding A/S

Term Loan, 3.25%, (3 mo. EURIBOR + 3.25%), Maturing February 6, 2025	EUR	1,000	1,140,994

Victory Capital Holdings, Inc.

Term Loan, 2.73%, (3 mo. USD LIBOR + 2.50%), Maturing July 1, 2026		9,298	9,111,556

Virtus Investment Partners, Inc.

Term Loan, 3.00%, (3 mo. USD LIBOR + 2.25%, Floor 0.75%), Maturing June 1, 2024		4,778	4,741,951

			$142,283,841

31	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2020

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Food Products — 3.3%

Alphabet Holding Company, Inc.

Term Loan, 3.65%, (1 mo. USD LIBOR + 3.50%), Maturing September 26, 2024		22,142	$21,491,626

Atkins Nutritionals Holdings II, Inc.

Term Loan, 4.75%, (1 mo. USD LIBOR + 3.75%, Floor 1.00%), Maturing July 7, 2024		3,261	3,262,516

B&G Foods, Inc.

Term Loan, 2.65%, (1 mo. USD LIBOR + 2.50%), Maturing October 10, 2026		2,106	2,097,321

Badger Buyer Corp.

Term Loan, 4.50%, (1 mo. USD LIBOR + 3.50%, Floor 1.00%), Maturing September 30, 2024		4,928	4,644,286

Froneri International, Ltd.

Term Loan, 2.40%, (1 mo. USD LIBOR + 2.25%), Maturing January 31, 2027		18,379	17,765,210

Term Loan - Second Lien, 5.90%, (1 mo. USD LIBOR + 5.75%), Maturing January 31, 2028		1,000	995,000

H Food Holdings, LLC

Term Loan, 3.84%, (1 mo. USD LIBOR + 3.69%), Maturing May 23, 2025		8,626	8,318,319

Term Loan, 4.15%, (1 mo. USD LIBOR + 4.00%), Maturing May 23, 2025		5,649	5,474,951

HLF Financing S.a.r.l.

Term Loan, 2.90%, (1 mo. USD LIBOR + 2.75%), Maturing August 18, 2025		10,783	10,625,546

Jacobs Douwe Egberts International B.V.

Term Loan, 2.19%, (1 mo. USD LIBOR + 2.00%), Maturing November 1, 2025		26,074	26,041,621

JBS USA Lux S.A.

Term Loan, 2.15%, (1 mo. USD LIBOR + 2.00%), Maturing May 1, 2026		52,895	51,798,050

Nomad Foods Europe Midco Limited

Term Loan, 2.40%, (1 mo. USD LIBOR + 2.25%), Maturing May 15, 2024		10,627	10,405,762

Shearer’s Foods, Inc.

Term Loan, 4.75%, (3 mo. USD LIBOR + 4.00%, Floor 0.75%), Maturing September 23, 2027		2,925	2,898,187

Sunshine Investments B.V.

Term Loan, 3.25%, (3 mo. EURIBOR + 3.25%), Maturing March 28, 2025	EUR	10,618	12,130,089

Term Loan, 4.07%, (3 mo. GBP LIBOR + 4.00%), Maturing March 28, 2025	GBP	2,000	2,545,657

Valeo F1 Company Limited (Ireland)

Term Loan, 4.50%, (3 mo. EURIBOR + 4.50%), Maturing August 27, 2027	EUR	6,000	6,848,142

			$187,342,283

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Food Service — 0.6%

1011778 B.C. Unlimited Liability Company

Term Loan, 1.90%, (1 mo. USD LIBOR + 1.75%), Maturing November 19, 2026		35,301	$33,984,272

IRB Holding Corp.

Term Loan, 3.75%, (3 mo. USD LIBOR + 2.75%, Floor 1.00%), Maturing February 5, 2025		3	2,440

KFC Holding Co.

Term Loan, 1.90%, (1 mo. USD LIBOR + 1.75%), Maturing April 3, 2025		779	765,424

			$34,752,136

Food / Drug Retailers — 0.4%

BW Gas & Convenience Holdings, LLC

Term Loan, 6.41%, (1 mo. USD LIBOR + 6.25%), Maturing November 18, 2024		4,837	$4,836,563

CNT Holdings I Corp.

Term Loan, Maturing October 16, 2027(5)		5,050	4,999,500

L1R HB Finance Limited

Term Loan, 4.25%, (6 mo. EURIBOR + 4.25%), Maturing August 9, 2024	EUR	4,674	4,377,087

Term Loan, 5.55%, (6 mo. GBP LIBOR + 5.25%), Maturing September 2, 2024	GBP	9,172	9,486,119

			$23,699,269

Forest Products — 0.0%(6)

Clearwater Paper Corporation

Term Loan, 3.24%, (USD LIBOR + 3.00%), Maturing July 26, 2026(2)		2,076	$2,071,122

			$2,071,122

Health Care — 6.8%

Alliance Healthcare Services, Inc.

Term Loan, 5.50%, (1 mo. USD LIBOR + 4.50%, Floor 1.00%), Maturing October 24, 2023		8,395	$7,681,425

Term Loan - Second Lien, 12.00%, (1 mo. USD LIBOR + 11.00%, Floor 1.00%), Maturing April 24, 2024		5,575	2,550,563

athenahealth, Inc.

Term Loan, 4.75%, (3 mo. USD LIBOR + 4.50%), Maturing February 11, 2026		16,476	16,167,128

Avantor Funding, Inc.

Term Loan, 3.25%, (1 mo. USD LIBOR + 2.25%, Floor 1.00%), Maturing November 21, 2024		5,744	5,707,891

Term Loan, Maturing October 29, 2027(5)		2,825	2,796,750

32	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2020

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Health Care (continued)

BioClinica Holding I L.P.

Term Loan, 5.25%, (1 mo. USD LIBOR + 4.25%, Floor 1.00%), Maturing October 20, 2023		10,496	$10,128,887

BW NHHC Holdco, Inc.

Term Loan, 5.27%, (3 mo. USD LIBOR + 5.00%), Maturing May 15, 2025		14,005	11,974,112

CeramTec AcquiCo GmbH

Term Loan, 2.75%, (3 mo. EURIBOR + 2.75%), Maturing March 7, 2025	EUR	9,170	10,233,505

CryoLife, Inc.

Term Loan, 4.25%, (3 mo. USD LIBOR + 3.25%, Floor 1.00%), Maturing December 1, 2024		5,422	5,394,579

Dedalus Finance GmbH

Term Loan, 4.50%, (1 mo. EURIBOR + 4.50%), Maturing May 4, 2027	EUR	5,700	6,585,948

Term Loan, Maturing August 16, 2027(5)	EUR	8,175	9,445,637

Elsan SAS

Term Loan, 3.00%, (6 mo. EURIBOR + 3.00%), Maturing October 31, 2024	EUR	2,500	2,874,502

Ensemble RCM, LLC

Term Loan, 3.96%, (3 mo. USD LIBOR + 3.75%), Maturing August 3, 2026		5,074	4,978,617

Envision Healthcare Corporation

Term Loan, 3.90%, (1 mo. USD LIBOR + 3.75%), Maturing October 10, 2025		51,490	37,059,752

Gentiva Health Services, Inc.

Term Loan, 3.44%, (1 mo. USD LIBOR + 3.25%), Maturing July 2, 2025		24,073	23,622,007

Greatbatch, Ltd.

Term Loan, 3.50%, (1 mo. USD LIBOR + 2.50%, Floor 1.00%), Maturing October 27, 2022		4,881	4,841,623

Hanger, Inc.

Term Loan, 3.65%, (1 mo. USD LIBOR + 3.50%), Maturing March 6, 2025		11,846	11,767,271

Inovalon Holdings, Inc.

Term Loan, 3.19%, (1 mo. USD LIBOR + 3.00%), Maturing April 2, 2025		12,014	11,729,083

IQVIA, Inc.

Term Loan, 1.90%, (1 mo. USD LIBOR + 1.75%), Maturing March 7, 2024		9,993	9,849,730

Term Loan, 1.90%, (1 mo. USD LIBOR + 1.75%), Maturing January 17, 2025		13,537	13,342,646

Medical Solutions, LLC

Term Loan, 5.50%, (6 mo. USD LIBOR + 4.50%, Floor 1.00%), Maturing June 14, 2024		10,662	10,262,654

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Health Care (continued)

Mehilainen Yhtiot Oy

Term Loan, Maturing August 9, 2025(5)	EUR	1,750	$2,004,168

MPH Acquisition Holdings, LLC

Term Loan, 3.75%, (3 mo. USD LIBOR + 2.75%, Floor 1.00%), Maturing June 7, 2023		16,109	15,927,438

National Mentor Holdings, Inc.

Term Loan, 4.40%, (1 mo. USD LIBOR + 4.25%), Maturing March 9, 2026		302	297,250

Term Loan, 4.40%, (1 mo. USD LIBOR + 4.25%), Maturing March 9, 2026		6,609	6,511,979

Navicure, Inc.

Term Loan, 4.75%, (1 mo. USD LIBOR + 4.00%, Floor 0.75%), Maturing October 22, 2026		3,700	3,649,125

One Call Corporation

Term Loan, 6.25%, (3 mo. USD LIBOR + 5.25%, Floor 1.00%), Maturing November 25, 2022		17,012	15,779,001

Ortho-Clinical Diagnostics S.A.

Term Loan, 3.39%, (1 mo. USD LIBOR + 3.25%), Maturing June 30, 2025		22,064	21,379,568

Phoenix Guarantor, Inc.

Term Loan, 3.40%, (1 mo. USD LIBOR + 3.25%), Maturing March 5, 2026		19,348	18,743,657

Term Loan, 4.25%, (1 mo. USD LIBOR + 3.75%, Floor 0.50%), Maturing March 5, 2026		4,150	4,084,293

Radiology Partners, Inc

Term Loan, 4.81%, (USD LIBOR + 4.25%), Maturing July 9, 2025(2)		3,076	2,912,159

RadNet, Inc.

Term Loan, 4.75%, (6 mo. USD LIBOR + 3.75%, Floor 1.00%), Maturing June 30, 2023		6,488	6,399,064

Select Medical Corporation

Term Loan, 2.78%, (6 mo. USD LIBOR + 2.50%), Maturing March 6, 2025		27,023	26,431,469

Surgery Center Holdings, Inc.

Term Loan, 4.25%, (1 mo. USD LIBOR + 3.25%, Floor 1.00%), Maturing September 3, 2024		10,093	9,590,605

Term Loan, 9.00%, (1 mo. USD LIBOR + 8.00%, Floor 1.00%), Maturing September 3, 2024		1,791	1,826,820

Synlab Bondco PLC

Term Loan, Maturing July 31, 2024(5)	EUR	1,000	1,158,827

Team Health Holdings, Inc.

Term Loan, 3.75%, (1 mo. USD LIBOR + 2.75%, Floor 1.00%), Maturing February 6, 2024		7,218	5,901,003

33	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2020

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Health Care (continued)

U.S. Anesthesia Partners, Inc.

Term Loan, 4.00%, (6 mo. USD LIBOR + 3.00%, Floor 1.00%), Maturing June 23, 2024		2,238	$2,100,629

Verscend Holding Corp.

Term Loan, 4.65%, (1 mo. USD LIBOR + 4.50%), Maturing August 27, 2025		19,022	18,705,111

			$382,396,476

Home Furnishings — 0.9%

Serta Simmons Bedding, LLC

Term Loan, 8.50%, (1 mo. USD LIBOR + 7.50%, Floor 1.00%), Maturing August 10, 2023		13,637	$13,682,925

Term Loan - Second Lien, 8.50%, (1 mo. USD LIBOR + 7.50%, Floor 1.00%), Maturing August 10, 2023		45,042	38,623,396

			$52,306,321

Industrial Equipment — 3.7%

AI Alpine AT Bidco GmbH

Term Loan, 3.25%, (6 mo. EURIBOR + 3.25%), Maturing October 31, 2025	EUR	6,125	$6,675,748

Alliance Laundry Systems, LLC

Term Loan, 4.25%, (3 mo. USD LIBOR + 3.50%, Floor 0.75%), Maturing October 8, 2027		8,175	8,117,775

Altra Industrial Motion Corp.

Term Loan, 2.15%, (1 mo. USD LIBOR + 2.00%), Maturing October 1, 2025		7,596	7,450,276

Carlisle Food Service Products, Inc.

Term Loan, 6.50%, (1 mo. USD LIBOR + 5.25%, Floor 1.25%), Maturing August 1, 2024		13,689	13,014,163

CFS Brands, LLC

Term Loan, 4.00%, (6 mo. USD LIBOR + 3.00%, Floor 1.00%), Maturing March 20, 2025		3,716	3,298,176

Clark Equipment Company

Term Loan, 1.97%, (3 mo. USD LIBOR + 1.75%), Maturing May 18, 2024		10,143	9,872,360

CPM Holdings, Inc.

Term Loan, 3.90%, (1 mo. USD LIBOR + 3.75%), Maturing November 17, 2025		2,239	2,081,905

Delachaux Group S.A.

Term Loan, 4.74%, (6 mo. USD LIBOR + 4.50%), Maturing April 16, 2026		5,049	4,853,351

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Industrial Equipment (continued)

DexKo Global, Inc.

Term Loan, 3.75%, (3 mo. EURIBOR + 3.75%), Maturing July 24, 2024	EUR	2,927	$3,259,881

Term Loan, 3.75%, (3 mo. EURIBOR + 3.75%), Maturing July 24, 2024	EUR	7,318	8,149,745

Term Loan, 4.50%, (1 mo. USD LIBOR + 3.50%, Floor 1.00%), Maturing July 24, 2024		8,379	8,196,972

DXP Enterprises, Inc.

Term Loan, 5.75%, (1 mo. USD LIBOR + 4.75%, Floor 1.00%), Maturing August 29, 2023		5,046	4,957,695

Dynacast International, LLC

Term Loan, 4.25%, (3 mo. USD LIBOR + 3.25%, Floor 1.00%), Maturing January 28, 2022		10,789	10,096,510

Engineered Machinery Holdings, Inc.

Term Loan, 4.00%, (3 mo. USD LIBOR + 3.00%, Floor 1.00%), Maturing July 19, 2024		9,320	9,098,762

Term Loan, 5.25%, (3 mo. USD LIBOR + 4.25%, Floor 1.00%), Maturing July 19, 2024		2,550	2,527,254

EWT Holdings III Corp.

Term Loan, 2.90%, (1 mo. USD LIBOR + 2.75%), Maturing December 20, 2024		20,140	19,779,009

Filtration Group Corporation

Term Loan, 3.15%, (1 mo. USD LIBOR + 3.00%), Maturing March 29, 2025		6,434	6,271,168

Term Loan, 3.50%, (3 mo. EURIBOR + 3.50%), Maturing March 29, 2025	EUR	2,000	2,284,020

Term Loan, Maturing March 29, 2025(5)		2,525	2,491,859

Gates Global, LLC

Term Loan, 3.00%, (3 mo. EURIBOR + 3.00%), Maturing April 1, 2024	EUR	9,338	10,583,027

LTI Holdings, Inc.

Term Loan, 3.65%, (1 mo. USD LIBOR + 3.50%), Maturing September 6, 2025		5,782	5,395,329

Term Loan, 4.90%, (1 mo. USD LIBOR + 4.75%), Maturing July 24, 2026		2,079	1,956,859

Minimax Viking GmbH

Term Loan, 3.00%, (1 mo. EURIBOR + 3.00%), Maturing July 31, 2025	EUR	1,895	2,186,107

Quimper AB

Term Loan, 4.25%, (3 mo. EURIBOR + 4.25%), Maturing February 13, 2026	EUR	17,725	20,338,065

Robertshaw US Holding Corp.

Term Loan, 4.50%, (1 mo. USD LIBOR + 3.50%, Floor 1.00%), Maturing February 28, 2025		19,145	17,661,407

34	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2020

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Industrial Equipment (continued)

Titan Acquisition Limited

Term Loan, 3.36%, (6 mo. USD LIBOR + 3.00%), Maturing March 28, 2025		20,864	$19,835,392

Welbilt, Inc.

Term Loan, 2.65%, (1 mo. USD LIBOR + 2.50%), Maturing October 23, 2025		1,000	920,000

			$211,352,815

Insurance — 2.5%

Alliant Holdings Intermediate, LLC

Term Loan, 2.90%, (1 mo. USD LIBOR + 2.75%), Maturing May 9, 2025		941	$907,145

Term Loan, 3.40%, (1 mo. USD LIBOR + 3.25%), Maturing May 9, 2025		4,863	4,703,348

AmWINS Group, Inc.

Term Loan, 3.75%, (1 mo. USD LIBOR + 2.75%, Floor 1.00%), Maturing January 25, 2024		25,608	25,321,708

AssuredPartners, Inc.

Term Loan, 3.65%, (1 mo. USD LIBOR + 3.50%), Maturing February 12, 2027		1,712	1,655,136

Asurion, LLC

Term Loan, 3.15%, (1 mo. USD LIBOR + 3.00%), Maturing November 3, 2023		25,815	25,367,940

Term Loan, 3.15%, (1 mo. USD LIBOR + 3.00%), Maturing November 3, 2024		2,199	2,160,886

Term Loan - Second Lien, 6.65%, (1 mo. USD LIBOR + 6.50%), Maturing August 4, 2025		27,783	27,857,811

Financiere CEP S.A.S.

Term Loan, 4.75%, (3 mo. EURIBOR + 4.75%), Maturing June 3, 2027	EUR	3,725	4,345,371

Hub International Limited

Term Loan, 3.21%, (3 mo. USD LIBOR + 3.00%), Maturing April 25, 2025		15,491	14,927,437

NFP Corp.

Term Loan, 3.40%, (1 mo. USD LIBOR + 3.25%), Maturing February 15, 2027		25,987	24,931,221

Ryan Specialty Group, LLC

Term Loan, 4.00%, (1 mo. USD LIBOR + 3.25%, Floor 0.75%), Maturing September 1, 2027		6,425	6,382,165

USI, Inc.

Term Loan, 4.22%, (3 mo. USD LIBOR + 4.00%), Maturing December 2, 2026		1,990	1,970,386

			$140,530,554

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Leisure Goods / Activities / Movies — 4.3%

AMC Entertainment Holdings, Inc.

Term Loan, 3.23%, (3 mo. USD LIBOR + 3.00%), Maturing April 22, 2026		7,783	$4,447,073

Amer Sports Oyj

Term Loan, 4.50%, (6 mo. EURIBOR + 4.50%), Maturing March 30, 2026	EUR	11,925	12,256,559

Ancestry.com Operations, Inc.

Term Loan, 4.40%, (1 mo. USD LIBOR + 4.25%), Maturing August 27, 2026		31,127	31,111,189

Bombardier Recreational Products, Inc.

Term Loan, 2.15%, (1 mo. USD LIBOR + 2.00%), Maturing May 24, 2027		43,116	41,643,132

Term Loan, 6.00%, (3 mo. USD LIBOR + 5.00%, Floor 1.00%), Maturing May 24, 2027		5,362	5,408,476

ClubCorp Holdings, Inc.

Term Loan, 2.97%, (3 mo. USD LIBOR + 2.75%), Maturing September 18, 2024		17,977	15,201,529

Crown Finance US, Inc.

Term Loan, 2.63%, (6 mo. EURIBOR + 2.63%), Maturing February 28, 2025	EUR	4,038	2,696,059

Term Loan, 2.77%, (6 mo. USD LIBOR + 2.50%), Maturing February 28, 2025		10,323	5,894,332

Delta 2 (LUX) S.a.r.l.

Term Loan, 3.50%, (1 mo. USD LIBOR + 2.50%, Floor 1.00%), Maturing February 1, 2024		5,531	5,335,981

Etraveli Holding AB

Term Loan, 4.50%, (6 mo. EURIBOR + 4.50%), Maturing August 2, 2024	EUR	7,950	7,684,944

Lindblad Expeditions, Inc.

Term Loan, 5.50%, (1 mo. USD LIBOR + 4.75%, Floor 0.75%), 4.25% cash, 1.25% PIK, Maturing March 27, 2025		478	444,470

Term Loan, 5.50%, (1 mo. USD LIBOR + 4.75%, Floor 0.75%), 4.25% cash, 1.25% PIK, Maturing March 27, 2025		1,912	1,777,880

Live Nation Entertainment, Inc.

Term Loan, 1.94%, (1 mo. USD LIBOR + 1.75%), Maturing October 17, 2026		17,337	16,179,133

Match Group, Inc.

Term Loan, 2.00%, (3 mo. USD LIBOR + 1.75%), Maturing February 13, 2027		6,450	6,304,875

Motion Finco S.a.r.l.

Term Loan, 3.47%, (3 mo. USD LIBOR + 3.25%), Maturing November 12, 2026		338	292,255

Term Loan, 3.47%, (3 mo. USD LIBOR + 3.25%), Maturing November 12, 2026		2,676	2,311,816

35	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2020

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Leisure Goods / Activities / Movies (continued)

Playtika Holding Corp.

Term Loan, 7.00%, (6 mo. USD LIBOR + 6.00%, Floor 1.00%), Maturing December 10, 2024		29,068	$29,146,767

SeaWorld Parks & Entertainment, Inc.

Term Loan, 3.75%, (1 mo. USD LIBOR + 3.00%, Floor 0.75%), Maturing March 31, 2024		5,013	4,699,960

SRAM, LLC

Term Loan, 3.75%, (USD LIBOR + 2.75%, Floor 1.00%), Maturing March 15, 2024(2)		14,882	14,863,843

Steinway Musical Instruments, Inc.

Term Loan, 4.75%, (1 mo. USD LIBOR + 3.75%, Floor 1.00%), Maturing February 14, 2025		3,513	3,375,751

Travel Leaders Group, LLC

Term Loan, 4.15%, (1 mo. USD LIBOR + 4.00%), Maturing January 25, 2024		15,309	11,979,465

UFC Holdings, LLC

Term Loan, 4.25%, (6 mo. USD LIBOR + 3.25%, Floor 1.00%), Maturing April 29, 2026		1,646	1,608,843

Term Loan, 4.25%, (6 mo. USD LIBOR + 3.25%, Floor 1.00%), Maturing April 29, 2026		14,778	14,509,781

Vue International Bidco PLC

Term Loan, 4.75%, (6 mo. EURIBOR + 4.75%), Maturing July 3, 2026	EUR	3,878	3,308,125

			$242,482,238

Lodging and Casinos — 2.2%

Aristocrat Technologies, Inc.

Term Loan, 1.96%, (3 mo. USD LIBOR + 1.75%), Maturing October 19, 2024		7,466	$7,286,644

Azelis Finance S.A.

Term Loan, 3.50%, (6 mo. EURIBOR + 3.50%), Maturing November 10, 2025	EUR	2,600	2,967,528

Boyd Gaming Corporation

Term Loan, 2.34%, (1 week USD LIBOR + 2.25%), Maturing September 15, 2023		2,063	2,010,753

Churchill Downs Incorporated

Term Loan, 2.15%, (1 mo. USD LIBOR + 2.00%), Maturing December 27, 2024		3,404	3,293,128

CityCenter Holdings, LLC

Term Loan, 3.00%, (1 mo. USD LIBOR + 2.25%, Floor 0.75%), Maturing April 18, 2024		2,989	2,817,777

ESH Hospitality, Inc.

Term Loan, 2.15%, (1 mo. USD LIBOR + 2.00%), Maturing September 18, 2026		7,522	7,297,946

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Lodging and Casinos (continued)

Four Seasons Hotels Limited

Term Loan, 2.15%, (1 mo. USD LIBOR + 2.00%), Maturing November 30, 2023		4,642	$4,481,868

Golden Nugget, Inc.

Term Loan, 3.25%, (USD LIBOR + 2.50%, Floor 0.75%), Maturing October 4, 2023(2)		23,262	20,609,734

Term Loan, 13.00%, (3 mo. USD LIBOR + 12.00%, Floor 1.00%), Maturing October 4, 2023		1,875	2,128,125

GVC Holdings (Gibraltar) Limited

Term Loan, 3.25%, (3 mo. USD LIBOR + 2.25%, Floor 1.00%), Maturing March 29, 2024		10,077	9,984,256

GVC Holdings PLC

Term Loan, 2.50%, (3 mo. EURIBOR + 2.50%), Maturing March 29, 2024	EUR	21,225	24,361,262

Playa Resorts Holding B.V.

Term Loan, 3.75%, (1 mo. USD LIBOR + 2.75%, Floor 1.00%), Maturing April 29, 2024		12,694	10,885,467

Sportradar Capital S.a.r.l.

Term Loan, Maturing October 27, 2027(5)	EUR	3,550	4,099,191

Stars Group Holdings B.V. (The)

Term Loan, 3.72%, (3 mo. USD LIBOR + 3.50%), Maturing July 10, 2025		17,916	17,935,025

Term Loan, 3.75%, (3 mo. EURIBOR + 3.75%), Maturing July 10, 2025	EUR	5,206	6,078,407

			$126,237,111

Nonferrous Metals / Minerals — 0.5%

American Consolidated Natural Resources, Inc.

Term Loan, 14.00%, (3 mo. USD LIBOR + 13.00%, Floor 1.00%), Maturing September 16, 2025		7,120	$5,517,947

CD&R Hydra Buyer, Inc.

Term Loan, 7.50%, (0.00% cash, 7.50% PIK), Maturing August 15, 2021(4)(8)		651	515,347

Noranda Aluminum Acquisition Corporation

Term Loan, 0.00%, Maturing February 28, 2021(7)		2,878	258,988

Oxbow Carbon, LLC

Term Loan, Maturing October 13, 2025(5)		3,725	3,669,125

Rain Carbon GmbH

Term Loan, 3.00%, (3 mo. EURIBOR + 3.00%), Maturing January 16, 2025	EUR	15,625	17,037,557

			$26,998,964

36	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2020

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Oil and Gas — 2.6%

Ameriforge Group, Inc.

Term Loan, 14.00%, (3 mo. USD LIBOR + 13.00%, Floor 1.00%), 9.00% cash, 5.00% PIK, Maturing June 8, 2022	21,644	$18,938,160

Apergy Corporation

Term Loan, 2.69%, (1 mo. USD LIBOR + 2.50%), Maturing May 9, 2025	446	431,037

Term Loan, 6.00%, (3 mo. USD LIBOR + 5.00%, Floor 1.00%), Maturing May 28, 2027	1,679	1,675,602

Blackstone CQP Holdco L.P.

Term Loan, 3.73%, (3 mo. USD LIBOR + 3.50%), Maturing September 30, 2024	11,314	11,088,050

Buckeye Partners L.P.

Term Loan, 2.90%, (1 mo. USD LIBOR + 2.75%), Maturing November 1, 2026	13,531	13,272,830

Centurion Pipeline Company, LLC

Term Loan, 4.15%, (1 mo. USD LIBOR + 4.00%), Maturing September 28, 2025	1,650	1,625,250

Term Loan, 3.40%, (1 mo. USD LIBOR + 3.25%), Maturing September 29, 2025	3,169	3,117,073

CITGO Holding, Inc.

Term Loan, 8.00%, (6 mo. USD LIBOR + 7.00%, Floor 1.00%), Maturing August 1, 2023	2,549	2,345,310

CITGO Petroleum Corporation

Term Loan, 6.00%, (6 mo. USD LIBOR + 5.00%, Floor 1.00%), Maturing March 28, 2024	21,813	20,504,443

Delek US Holdings, Inc.

Term Loan, 2.40%, (1 mo. USD LIBOR + 2.25%), Maturing March 31, 2025	3,416	3,225,531

Term Loan, 6.50%, (1 mo. USD LIBOR + 5.50%, Floor 1.00%), Maturing March 31, 2025	4,552	4,457,291

Fieldwood Energy, LLC

DIP Loan, 3.68%, Maturing August 4, 2021(3)	3,000	3,014,805

Term Loan, 0.00%, Maturing April 11, 2022(7)	20,306	5,012,946

Lealand Finance Company B.V.

Term Loan, 4.15%, (1 mo. USD LIBOR + 4.00%), 1.15% cash, 3.00 PIK, Maturing June 30, 2025	2,299	1,508,456

Matador Bidco S.a.r.l.

Term Loan, 4.90%, (1 mo. USD LIBOR + 4.75%), Maturing October 15, 2026	9,875	9,628,491

McDermott Technology Americas, Inc.

DIP Letter of Credit, 2.71%, Maturing June 28, 2024(3)	9,039	8,271,023

Term Loan, 3.14%, (1 mo. USD LIBOR + 3.00%), Maturing June 30, 2024	227	186,905

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Oil and Gas (continued)

Prairie ECI Acquiror L.P.

Term Loan, 4.90%, (1 mo. USD LIBOR + 4.75%), Maturing March 11, 2026		14,632	$13,169,169

PSC Industrial Holdings Corp.

Term Loan, 4.75%, (6 mo. USD LIBOR + 3.75%, Floor 1.00%), Maturing October 11, 2024		7,892	7,468,161

RDV Resources Properties, LLC

Term Loan, 7.50%, (1 mo. USD LIBOR + 6.50%, Floor 1.00%), Maturing March 29, 2024(4)		5,860	3,700,480

Sunrise Oil & Gas Properties, LLC

Term Loan, 8.00%, (1 mo. USD LIBOR + 7.00%, Floor 1.00%), Maturing January 17, 2023		2,139	1,935,534

Term Loan - Second Lien, 8.00%, (1 mo. USD LIBOR + 7.00%, Floor 1.00%), Maturing January 17, 2023		2,196	1,724,148

Term Loan - Third Lien, 8.00%, (1 mo. USD LIBOR + 7.00%, Floor 1.00%), Maturing January 17, 2023		2,537	1,281,397

UGI Energy Services, LLC

Term Loan, 3.90%, (1 mo. USD LIBOR + 3.75%), Maturing August 13, 2026		10,147	10,076,805

			$147,658,897

Publishing — 0.8%

Alchemy Copyrights, LLC

Term Loan, 4.00%, (1 mo. USD LIBOR + 3.25%, Floor 0.75%), Maturing August 16, 2027		3,625	$3,615,937

Ascend Learning, LLC

Term Loan, 4.75%, (1 mo. USD LIBOR + 3.75%, Floor 1.00%), Maturing July 12, 2024		2,750	2,729,375

Axel Springer S.E.

Term Loan, 5.00%, (6 mo. EURIBOR + 5.00%), Maturing December 18, 2026	EUR	2,000	2,236,128

Getty Images, Inc.

Term Loan, 4.69%, (1 mo. USD LIBOR + 4.50%), Maturing February 19, 2026		11,639	10,896,807

Term Loan, 5.00%, (1 mo. EURIBOR + 5.00%), Maturing February 19, 2026	EUR	4,000	4,351,911

LSC Communications, Inc.

Term Loan, 0.00%, Maturing September 30, 2022(7)		7,775	1,263,356

Nielsen Finance, LLC

Term Loan, 4.75%, (1 mo. USD LIBOR + 3.75%, Floor 1.00%), Maturing June 4, 2025		6,468	6,467,500

37	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2020

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Publishing (continued)

ProQuest, LLC

Term Loan, 3.65%, (1 mo. USD LIBOR + 3.50%), Maturing October 23, 2026	12,552	$12,275,179

Tweddle Group, Inc.

Term Loan, 5.50%, (1 mo. USD LIBOR + 4.50%, Floor 1.00%), Maturing September 17, 2023	2,068	1,817,484

		$45,653,677

Radio and Television — 2.1%

Diamond Sports Group, LLC

Term Loan, 3.40%, (1 mo. USD LIBOR + 3.25%), Maturing August 24, 2026	30,368	$19,008,642

Entercom Media Corp.

Term Loan, 2.65%, (1 mo. USD LIBOR + 2.50%), Maturing November 18, 2024	1,684	1,625,785

Entravision Communications Corporation

Term Loan, 2.90%, (1 mo. USD LIBOR + 2.75%), Maturing November 29, 2024	7,343	7,036,976

Hubbard Radio, LLC

Term Loan, 5.25%, (6 mo. USD LIBOR + 4.25%, Floor 1.00%), Maturing March 28, 2025	7,787	7,504,584

iHeartCommunications, Inc.

Term Loan, 3.15%, (1 mo. USD LIBOR + 3.00%), Maturing May 1, 2026	2,646	2,490,194

Nexstar Broadcasting, Inc.

Term Loan, 2.40%, (1 mo. USD LIBOR + 2.25%), Maturing January 17, 2024	16,620	16,204,063

Term Loan, 2.90%, (1 mo. USD LIBOR + 2.75%), Maturing September 18, 2026	5,019	4,901,102

Sinclair Television Group, Inc.

Term Loan, 2.40%, (1 mo. USD LIBOR + 2.25%), Maturing January 3, 2024	13,932	13,572,277

Term Loan, 2.65%, (1 mo. USD LIBOR + 2.50%), Maturing September 30, 2026	6,361	6,180,531

Terrier Media Buyer, Inc.

Term Loan, 4.40%, (1 mo. USD LIBOR + 4.25%), Maturing December 17, 2026	19,198	18,763,388

Univision Communications, Inc.

Term Loan, 3.75%, (1 mo. USD LIBOR + 2.75%, Floor 1.00%), Maturing March 15, 2024	19,952	19,364,230

		$116,651,772

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Retailers (Except Food and Drug) — 1.6%

Apro, LLC

Term Loan, 5.00%, (1 mo. USD LIBOR + 4.00%, Floor 1.00%), Maturing November 14, 2026	4,378	$4,345,311

Ascena Retail Group, Inc.

DIP Loan, 12.75%, (1 mo. USD LIBOR + 11.75%, Floor 1.00%), Maturing March 16, 2021	4,587	5,499,069

Term Loan, 0.00%, Maturing August 21, 2022(7)	13,233	4,102,102

Bass Pro Group, LLC

Term Loan, 5.75%, (3 mo. USD LIBOR + 5.00%, Floor 0.75%), Maturing September 25, 2024	13,811	13,780,619

BJ’s Wholesale Club, Inc.

Term Loan, 2.15%, (1 mo. USD LIBOR + 2.00%), Maturing February 3, 2024	1,506	1,485,501

David’s Bridal, Inc.

Term Loan, 11.00%, (3 mo. USD LIBOR + 10.00%, Floor 1.00%), 6.00% cash, 5.00% PIK, Maturing June 23, 2023	3,564	3,209,349

Term Loan, 7.00%, (3 mo. USD LIBOR + 6.00%, Floor 1.00%), Maturing June 30, 2023	4,124	3,270,729

Go Wireless, Inc.

Term Loan, 7.50%, (1 mo. USD LIBOR + 6.50%, Floor 1.00%), Maturing December 22, 2024	2,413	2,343,329

Harbor Freight Tools USA, Inc.

Term Loan, 4.00%, (1 mo. USD LIBOR + 3.25%, Floor 0.75%), Maturing October 19, 2027	10,375	10,241,256

Hoya Midco, LLC

Term Loan, 4.50%, (6 mo. USD LIBOR + 3.50%, Floor 1.00%), Maturing June 30, 2024	7,032	6,006,488

LSF9 Atlantis Holdings, LLC

Term Loan, 7.00%, (1 mo. USD LIBOR + 6.00%, Floor 1.00%), Maturing May 1, 2023	11,566	11,387,625

PetSmart, Inc.

Term Loan, 4.50%, (6 mo. USD LIBOR + 3.50%, Floor 1.00%), Maturing March 11, 2022	13,495	13,402,099

PFS Holding Corporation

Term Loan, 0.00%, Maturing January 31, 2021(7)	9,849	3,841,159

Pier 1 Imports (U.S.), Inc.

Term Loan, 0.00%, Maturing April 30, 2021(4)(7)	7,809	4,448,591

Wash MultiFamily Laundry Systems, LLC

Term Loan, 4.25%, (1 mo. USD LIBOR + 3.25%, Floor 1.00%), Maturing May 14, 2022	264	259,762

		$87,622,989

38	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2020

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Steel — 0.8%

Atkore International, Inc.

Term Loan, 3.75%, (3 mo. USD LIBOR + 2.75%, Floor 1.00%), Maturing December 22, 2023	10,383	$10,348,137

GrafTech Finance, Inc.

Term Loan, 4.50%, (1 mo. USD LIBOR + 3.50%, Floor 1.00%), Maturing February 12, 2025	7,006	6,926,955

Neenah Foundry Company

Term Loan, 10.00%, (2 mo. USD LIBOR + 9.00%, Floor 1.00%), Maturing December 13, 2022	7,493	6,556,258

Phoenix Services International, LLC

Term Loan, 4.75%, (1 mo. USD LIBOR + 3.75%, Floor 1.00%), Maturing March 1, 2025	2,661	2,554,574

Zekelman Industries, Inc.

Term Loan, 2.15%, (1 mo. USD LIBOR + 2.00%), Maturing January 24, 2027	20,348	19,804,078

		$46,190,002

Surface Transport — 0.3%

Avis Budget Car Rental, LLC

Term Loan, Maturing August 6, 2027(5)	2,500	$2,251,875

Kenan Advantage Group, Inc.

Term Loan, 4.00%, (1 mo. USD LIBOR + 3.00%, Floor 1.00%), Maturing July 31, 2022	1,959	1,895,959

Term Loan, 4.00%, (1 mo. USD LIBOR + 3.00%, Floor 1.00%), Maturing July 31, 2022	7,252	7,019,407

XPO Logistics, Inc.

Term Loan, 2.15%, (1 mo. USD LIBOR + 2.00%), Maturing February 24, 2025	4,275	4,201,970

		$15,369,211

Telecommunications — 4.5%

Cablevision Lightpath, LLC

Term Loan, Maturing September 15, 2027(5)	600	$592,125

CenturyLink, Inc.

Term Loan, 2.40%, (1 mo. USD LIBOR + 2.25%), Maturing March 15, 2027	48,545	46,823,480

Ciena Corporation

Term Loan, 1.90%, (1 mo. USD LIBOR + 1.75%), Maturing September 26, 2025	1,913	1,912,655

Colorado Buyer, Inc.

Term Loan, 4.00%, (6 mo. USD LIBOR + 3.00%, Floor 1.00%), Maturing May 1, 2024	16,236	14,242,898

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Telecommunications (continued)

Digicel International Finance Limited

Term Loan, 3.80%, (6 mo. USD LIBOR + 3.25%), Maturing May 28, 2024		14,353	$12,603,655

Gamma Infrastructure III B.V.

Term Loan, 3.50%, (6 mo. EURIBOR + 3.50%), Maturing January 9, 2025	EUR	16,287	18,454,567

Global Eagle Entertainment, Inc.

DIP Loan, 11.25%, (1 mo. USD LIBOR + 10.00%, Floor 1.25%), Maturing January 22, 2021		3,424	3,398,560

Term Loan, 0.00%, Maturing January 6, 2023(7)		21,633	15,142,844

Intelsat Jackson Holdings S.A.

DIP Loan, 5.05%, (6 mo. USD LIBOR + 5.50%, Floor 1.00%), Maturing July 13, 2022(3)		9,286	9,464,806

Term Loan, 8.00%, (USD Prime + 4.75%), Maturing November 27, 2023		15,550	15,682,828

Term Loan, 8.75%, (USD Prime + 5.50%), Maturing January 2, 2024		15,794	15,956,924

IPC Corp.

Term Loan, 5.50%, (3 mo. USD LIBOR + 4.50%, Floor 1.00%), Maturing August 6, 2021(4)		11,591	8,275,716

Level 3 Financing, Inc.

Term Loan, 1.90%, (1 mo. USD LIBOR + 1.75%), Maturing March 1, 2027		1,098	1,059,595

Onvoy, LLC

Term Loan, 5.50%, (1 mo. USD LIBOR + 4.50%, Floor 1.00%), Maturing February 10, 2024		12,569	11,956,380

SBA Senior Finance II, LLC

Term Loan, 1.90%, (1 mo. USD LIBOR + 1.75%), Maturing April 11, 2025		15,536	15,095,474

Syniverse Holdings, Inc.

Term Loan, 6.00%, (3 mo. USD LIBOR + 5.00%, Floor 1.00%), Maturing March 9, 2023		11,115	8,716,016

Telesat Canada

Term Loan, 2.90%, (1 mo. USD LIBOR + 2.75%), Maturing December 7, 2026		7,284	7,051,459

Zayo Group Holdings, Inc.

Term Loan, 3.25%, (1 mo. EURIBOR + 3.25%), Maturing March 9, 2027	EUR	3,831	4,361,100

Ziggo Financing Partnership

Term Loan, 2.65%, (1 mo. USD LIBOR + 2.50%), Maturing April 30, 2028		47,575	45,744,695

			$256,535,777

39	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2020

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Utilities — 0.4%

Brookfield WEC Holdings, Inc.

Term Loan, 3.75%, (1 mo. USD LIBOR + 3.00%, Floor 0.75%), Maturing August 1, 2025		5,250	$5,139,538

Calpine Corporation

Term Loan, 2.40%, (1 mo. USD LIBOR + 2.25%), Maturing January 15, 2024		16,480	16,108,902

Longview Power, LLC

Term Loan, 11.50%, (3 mo. USD LIBOR + 10.00%, Floor 1.50%), Maturing July 30, 2025(4)		596	477,071

			$21,725,511

Total Senior Floating-Rate Loans (identified cost $5,177,773,571)			$4,911,768,555

Corporate Bonds & Notes — 3.9%
Security		Principal Amount* (000’s omitted)	Value

Aerospace and Defense — 0.2%

Spirit AeroSystems, Inc.

5.50%, 1/15/25(9)		3,000	$3,056,250

Spirit Loyalty Cayman, Ltd./Spirit IP Cayman, Ltd.

8.00%, 9/20/25(9)		2,550	2,706,187

TransDigm, Inc.

8.00%, 12/15/25(9)		1,500	1,623,375

6.25%, 3/15/26(9)		1,500	1,565,633

			$8,951,445

Air Transport — 0.3%

Delta Air Lines, Inc.

7.00%, 5/1/25(9)		4,650	$5,079,225

Delta Air Lines, Inc./SkyMiles IP, Ltd.

4.50%, 10/20/25(9)		6,425	6,526,052

4.75%, 10/20/28(9)		6,425	6,571,339

			$18,176,616

Automotive — 0.2%

Clarios Global, L.P.

6.75%, 5/15/25(9)		2,100	$2,224,257

Clarios Global, L.P./Clarios US Finance Co.

6.25%, 5/15/26(9)		4,325	4,525,031

Tenneco, Inc.

4.875%, (3 mo. EURIBOR + 4.875%), 4/15/24(9)(10)	EUR	6,000	6,498,748

			$13,248,036

Security		Principal Amount* (000’s omitted)	Value

Building and Development — 0.1%

American Builders & Contractors Supply Co., Inc.

4.00%, 1/15/28(9)		2,975	$3,030,781

Cushman & Wakefield U.S. Borrower, LLC

6.75%, 5/15/28(9)		3,150	3,360,656

Forterra Finance, LLC/FRTA Finance Corp.

6.50%, 7/15/25(9)		900	952,313

Winnebago Industries, Inc.

6.25%, 7/15/28(9)		900	953,437

			$8,297,187

Business Equipment and Services — 0.5%

Allied Universal Holdco, LLC/Allied Universal Finance Corp.

6.625%, 7/15/26(9)		2,075	$2,173,562

Prime Security Services Borrower, LLC/Prime Finance, Inc.

5.25%, 4/15/24(9)		7,900	8,273,828

5.75%, 4/15/26(9)		15,225	16,233,656

Sabre GLBL, Inc.

7.375%, 9/1/25(9)		2,125	2,170,688

9.25%, 4/15/25(9)		2,525	2,786,969

			$31,638,703

Cable and Satellite Television — 0.1%

Altice France S.A.

5.125%, 1/15/29(9)		1,300	$1,300,390

Virgin Media Secured Finance PLC

4.50%, 8/15/30(9)		6,500	6,612,125

			$7,912,515

Chemicals and Plastics — 0.2%

INEOS Finance PLC

3.375%, 3/31/26(9)	EUR	1,250	$1,425,750

Tronox, Inc.

6.50%, 5/1/25(9)		7,000	7,393,750

			$8,819,500

Containers and Glass Products — 0.1%

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC

4.00%, 10/15/27(9)		5,150	$5,233,688

			$5,233,688

40	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2020

Portfolio of Investments — continued

Security	Principal Amount* (000’s omitted)	Value

Diversified Financial Services — 0.1%

AG Issuer, LLC

6.25%, 3/1/28(9)	4,225	$4,129,938

		$4,129,938

Drugs — 0.2%

Bausch Health Companies, Inc.

5.50%, 11/1/25(9)	8,975	$9,228,992

		$9,228,992

Ecological Services and Equipment — 0.1%

GFL Environmental, Inc.

4.25%, 6/1/25(9)	5,300	$5,415,938

		$5,415,938

Electronics / Electrical — 0.2%

LogMeIn, Inc.

5.50%, 9/1/27(9)	4,300	$4,364,500

Veritas US, Inc./Veritas Bermuda, Ltd.

7.50%, 9/1/25(9)	6,450	6,549,008

		$10,913,508

Entertainment — 0.0%(6)

Six Flags Theme Parks, Inc.

7.00%, 7/1/25(9)	2,125	$2,253,828

		$2,253,828

Food Products — 0.2%

Del Monte Foods, Inc.

11.875%, 5/15/25(9)	8,200	$8,758,625

		$8,758,625

Food / Drug Retailers — 0.2%

Fresh Market, Inc. (The)

9.75%, 5/1/23(9)	12,550	$12,032,375

		$12,032,375

Industrial Equipment — 0.0%(6)

Clark Equipment Company

5.875%, 6/1/25(9)	1,050	$1,095,281

		$1,095,281

Security	Principal Amount* (000’s omitted)	Value

Insurance — 0.0%(6)

NFP Corp.

7.00%, 5/15/25(9)	500	$530,938

		$530,938

Leisure Goods / Activities / Movies — 0.1%

SeaWorld Parks & Entertainment, Inc.

8.75%, 5/1/25(9)	2,125	$2,236,562

		$2,236,562

Machinery — 0.1%

Vertical U.S. Newco, Inc.

5.25%, 7/15/27(9)	4,150	$4,278,961

		$4,278,961

Oil and Gas — 0.2%

CITGO Petroleum Corporation

7.00%, 6/15/25(9)	10,525	$9,781,672

		$9,781,672

Packaging & Containers — 0.0%(6)

Intelligent Packaging, Ltd. Finco, Inc./Intelligent Packaging, Ltd. Co-Issuer, LLC

6.00%, 9/15/28(9)	425	$433,234

		$433,234

Radio and Television — 0.2%

iHeartCommunications, Inc.

6.375%, 5/1/26	2,896	$3,020,569

8.375%, 5/1/27	5,248	5,128,069

5.25%, 8/15/27(9)	2,125	2,101,094

4.75%, 1/15/28(9)	2,550	2,439,559

		$12,689,291

Real Estate Investment Trusts (REITs) — 0.1%

Park Intermediate Holdings, LLC/PK Domestic Property, LLC/PK Finance Co-Issuer

5.875%, 10/1/28(9)	6,425	$6,308,547

		$6,308,547

Software and Services — 0.1%

Boxer Parent Co., Inc.

7.125%, 10/2/25(9)	4,225	$4,535,791

		$4,535,791

41	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2020

Portfolio of Investments — continued

Security	Principal Amount* (000’s omitted)	Value

Telecommunications — 0.4%

CenturyLink, Inc.

4.00%, 2/15/27(9)	6,750	$6,910,312

Digicel International Finance, Ltd./Digicel Holdings Bermuda, Ltd.

8.75%, 5/25/24(9)	6,325	6,340,813

VMED O2 UK Financing I PLC

4.25%, 1/31/31(9)	8,550	8,571,375

		$21,822,500

Utilities — 0.0%(6)

Calpine Corp.

5.25%, 6/1/26(9)	2,245	$2,309,252

		$2,309,252

Total Corporate Bonds & Notes (identified cost $217,049,232)		$221,032,923

Asset-Backed Securities — 4.4%
Security	Principal Amount (000’s omitted)	Value

Alinea CLO, Ltd.

Series 2018-1A, Class D, 3.318%, (3 mo. USD LIBOR + 3.10%), 7/20/31(9)(10)	$2,500	$2,303,896

Series 2018-1A, Class E, 6.218%, (3 mo. USD LIBOR + 6.00%), 7/20/31(9)(10)	3,000	2,608,184

AMMC CLO 15, Ltd.

Series 2014-15A, Class ERR, 7.147%, (3 mo. USD LIBOR + 6.91%), 1/15/32(9)(10)	5,000	4,361,086

AMMC CLO XII, Ltd.

Series 2013-12A, Class ER, 6.423%, (3 mo. USD LIBOR + 6.18%), 11/10/30(9)(10)	3,525	2,737,617

Apidos CLO XX

Series 2015-20A, Class DR, 5.93%, (3 mo. USD LIBOR + 5.70%), 7/16/31(9)(10)	2,375	2,071,533

Ares XL CLO, Ltd.

Series 2016-40A, Class CR, 3.637%, (3 mo. USD LIBOR + 3.40%), 1/15/29(9)(10)	2,500	2,423,833

Series 2016-40A, Class DR, 6.587%, (3 mo. USD LIBOR + 6.35%), 1/15/29(9)(10)	3,500	3,143,796

Ares XLIX CLO, Ltd.

Series 2018-49A, Class D, 3.216%, (3 mo. USD LIBOR + 3.00%), 7/22/30(9)(10)	2,500	2,329,630

Series 2018-49A, Class E, 5.916%, (3 mo. USD LIBOR + 5.70%), 7/22/30(9)(10)	3,500	3,055,928

Security	Principal Amount (000’s omitted)	Value

Ares XXXIIR CLO, Ltd.

Series 2014-32RA, Class C, 3.18%, (3 mo. USD LIBOR + 2.90%), 5/15/30(9)(10)	$5,000	$4,627,860

Ares XXXVR CLO, Ltd.

Series 2015-35RA, Class E, 5.937%, (3 mo. USD LIBOR + 5.70%), 7/15/30(9)(10)	4,000	3,505,283

Babson CLO, Ltd.

Series 2015-1A, Class DR, 2.818%, (3 mo. USD LIBOR + 2.60%), 1/20/31(9)(10)	2,500	2,247,753

Series 2016-1A, Class DR, 3.259%, (3 mo. USD LIBOR + 3.05%), 7/23/30(9)(10)	1,250	1,124,249

Series 2016-1A, Class ER, 6.209%, (3 mo. USD LIBOR + 6.00%), 7/23/30(9)(10)	3,500	2,965,612

Series 2018-1A, Class C, 2.837%, (3 mo. USD LIBOR + 2.60%), 4/15/31(9)(10)	3,500	3,131,137

Bain Capital Credit CLO

Series 2018-1A, Class D, 2.909%, (3 mo. USD LIBOR + 2.70%), 4/23/31(9)(10)	5,000	4,400,671

Series 2018-1A, Class E, 5.559%, (3 mo. USD LIBOR + 5.35%), 4/23/31(9)(10)	3,000	2,432,904

Benefit Street Partners CLO V-B, Ltd.

Series 2018-5BA, Class C, 3.148%, (3 mo. USD LIBOR + 2.93%), 4/20/31(9)(10)	5,000	4,414,827

Series 2018-5BA, Class D, 6.168%, (3 mo. USD LIBOR + 5.95%), 4/20/31(9)(10)	3,500	2,892,037

Benefit Street Partners CLO VIII, Ltd.

Series 2015-8A, Class DR, 5.818%, (3 mo. USD LIBOR + 5.60%), 1/20/31(9)(10)	5,401	4,246,162

Benefit Street Partners CLO XIV, Ltd.

Series 2018-14A, Class D, 2.818%, (3 mo. USD LIBOR + 2.60%), 4/20/31(9)(10)	1,500	1,315,895

Benefit Street Partners CLO XVI, Ltd.

Series 2018-16A, Class D, 3.918%, (3 mo. USD LIBOR + 3.70%), 1/17/32(9)(10)	2,000	1,934,469

Series 2018-16A, Class E, 6.918%, (3 mo. USD LIBOR + 6.70%), 1/17/32(9)(10)	2,250	2,036,353

Benefit Street Partners CLO XVII, Ltd.

Series 2019-17A, Class E, 6.837%, (3 mo. USD LIBOR + 6.60%), 7/15/32(9)(10)	1,750	1,622,770

Betony CLO 2, Ltd.

Series 2018-1A, Class C, 3.114%, (3 mo. USD LIBOR + 2.90%), 4/30/31(9)(10)	2,500	2,282,250

Series 2018-1A, Class D, 5.864%, (3 mo. USD LIBOR + 5.65%), 4/30/31(9)(10)	4,450	3,809,078

BlueMountain CLO, Ltd.

Series 2016-3A, Class DR, 3.38%, (3 mo. USD LIBOR + 3.10%), 11/15/30(9)(10)	1,500	1,315,508

Series 2016-3A, Class ER, 6.23%, (3 mo. USD LIBOR + 5.95%), 11/15/30(9)(10)	1,500	1,182,994

42	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2020

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

BlueMountain CLO, Ltd. (continued)

Series 2018-1A, Class D, 3.264%, (3 mo. USD LIBOR + 3.05%), 7/30/30(9)(10)	$2,500	$2,191,732

Series 2018-1A, Class E, 6.164%, (3 mo. USD LIBOR + 5.95%), 7/30/30(9)(10)	2,000	1,595,933

Canyon Capital CLO, Ltd.

Series 2012-1RA, Class E, 5.937%, (3 mo. USD LIBOR + 5.70%), 7/15/30(9)(10)	4,875	4,121,493

Series 2016-1A, Class ER, 5.987%, (3 mo. USD LIBOR + 5.75%), 7/15/31(9)(10)	4,000	3,418,125

Series 2016-2A, Class ER, 6.237%, (3 mo. USD LIBOR + 6.00%), 10/15/31(9)(10)	4,500	3,805,183

Series 2017-1A, Class E, 6.487%, (3 mo. USD LIBOR + 6.25%), 7/15/30(9)(10)	3,250	2,807,025

Series 2018-1A, Class D, 3.137%, (3 mo. USD LIBOR + 2.90%), 7/15/31(9)(10)	3,000	2,733,151

Series 2018-1A, Class E, 5.987%, (3 mo. USD LIBOR + 5.75%), 7/15/31(9)(10)	2,750	2,352,233

Carlyle C17 CLO, Ltd.

Series C17A, Class CR, 3.014%, (3 mo. USD LIBOR + 2.80%), 4/30/31(9)(10)	5,000	4,507,052

Series C17A, Class DR, 6.214%, (3 mo. USD LIBOR + 6.00%), 4/30/31(9)(10)	3,500	2,900,355

Carlyle Global Market Strategies CLO, Ltd.

Series 2012-3A, Class CR2, 3.724%, (3 mo. USD LIBOR + 3.50%), 1/14/32(9)(10)	2,500	2,247,334

Series 2012-3A, Class DR2, 6.724%, (3 mo. USD LIBOR + 6.50%), 1/14/32(9)(10)	1,500	1,146,904

Series 2014-3RA, Class C, 3.167%, (3 mo. USD LIBOR + 2.95%), 7/27/31(9)(10)	1,000	855,027

Series 2014-3RA, Class D, 5.617%, (3 mo. USD LIBOR + 5.40%), 7/27/31(9)(10)	2,150	1,658,194

Series 2014-4RA, Class C, 3.137%, (3 mo. USD LIBOR + 2.90%), 7/15/30(9)(10)	2,000	1,736,581

Series 2014-4RA, Class D, 5.887%, (3 mo. USD LIBOR + 5.65%), 7/15/30(9)(10)	3,500	2,643,759

Dryden CLO, Ltd.

Series 2018-55A, Class D, 3.087%, (3 mo. USD LIBOR + 2.85%), 4/15/31(9)(10)	1,500	1,337,390

Series 2018-55A, Class E, 5.637%, (3 mo. USD LIBOR + 5.40%), 4/15/31(9)(10)	2,000	1,709,969

Dryden Senior Loan Fund

Series 2015-40A, Class DR, 3.38%, (3 mo. USD LIBOR + 3.10%), 8/15/31(9)(10)	3,000	2,860,872

Series 2015-41A, Class DR, 2.837%, (3 mo. USD LIBOR + 2.60%), 4/15/31(9)(10)	5,000	4,571,860

Series 2015-41A, Class ER, 5.537%, (3 mo. USD LIBOR + 5.30%), 4/15/31(9)(10)	1,268	1,072,805

Series 2016-42A, Class DR, 3.167%, (3 mo. USD LIBOR + 2.93%), 7/15/30(9)(10)	2,500	2,322,640

Series 2016-42A, Class ER, 5.787%, (3 mo. USD LIBOR + 5.55%), 7/15/30(9)(10)	3,500	3,074,431

Security	Principal Amount (000’s omitted)	Value

Galaxy XV CLO, Ltd.

Series 2013-15A, Class ER, 6.882%, (3 mo. USD LIBOR + 6.65%), 10/15/30(9)(10)	$2,500	$2,177,795

Galaxy XXV CLO, Ltd.

Series 2018-25A, Class D, 3.315%, (3 mo. USD LIBOR + 3.10%), 10/25/31(9)(10)	2,500	2,306,738

Series 2018-25A, Class E, 6.165%, (3 mo. USD LIBOR + 5.95%), 10/25/31(9)(10)	3,500	3,032,547

Goldentree Loan Management US CLO 5, Ltd.

Series 2019-5A, Class D, 4.068%, (3 mo. USD LIBOR + 3.85%), 10/20/32(9)(10)	1,500	1,482,662

Golub Capital Partners CLO 22B, Ltd.

Series 2015-22A, Class ER, 6.218%, (3 mo. USD LIBOR + 6.00%), 1/20/31(9)(10)	2,500	2,060,701

Golub Capital Partners CLO 37B, Ltd.

Series 2018-37A, Class D, 3.518%, (3 mo. USD LIBOR + 3.30%), 7/20/30(9)(10)	4,000	3,533,797

Series 2018-37A, Class E, 5.968%, (3 mo. USD LIBOR + 5.75%), 7/20/30(9)(10)	4,750	4,067,792

ICG US CLO, Ltd.

Series 2018-2A, Class D, 3.316%, (3 mo. USD LIBOR + 3.10%), 7/22/31(9)(10)	2,000	1,791,335

Series 2018-2A, Class E, 5.966%, (3 mo. USD LIBOR + 5.75%), 7/22/31(9)(10)	3,000	2,341,945

Kayne CLO 5, Ltd.

Series 2019-5A, Class E, 6.915%, (3 mo. USD LIBOR + 6.70%), 7/24/32(9)(10)	500	476,502

Madison Park Funding XXV, Ltd.

Series 2017-25A, Class D, 6.315%, (3 mo. USD LIBOR + 6.10%), 4/25/29(9)(10)	1,500	1,335,589

Neuberger Berman CLO XXII, Ltd.

Series 2016-22A, Class DR, 3.318%, (3 mo. USD LIBOR + 3.10%), 10/17/30(9)(10)	2,500	2,365,642

Series 2016-22A, Class ER, 6.278%, (3 mo. USD LIBOR + 6.06%), 10/17/30(9)(10)	3,000	2,698,184

Neuberger Berman Loan Advisers CLO 28, Ltd.

Series 2018-28A, Class E, 5.818%, (3 mo. USD LIBOR + 5.60%), 4/20/30(9)(10)	1,950	1,742,218

Neuberger Berman Loan Advisers CLO 30, Ltd.

Series 2018-30A, Class D, 3.868%, (3 mo. USD LIBOR + 3.65%), 1/20/31(9)(10)	2,500	2,455,613

Series 2018-30A, Class E, 6.968%, (3 mo. USD LIBOR + 6.75%), 1/20/31(9)(10)	1,000	958,436

Oaktree CLO, Ltd.

Series 2019-3A, Class D, 4.178%, (3 mo. USD LIBOR + 3.96%), 7/20/31(9)(10)	2,625	2,468,598

OHA Credit Partners VII, Ltd.

Series 2012-7A, Class ER, 7.753%, (3 mo. USD LIBOR + 7.50%), 11/20/27(9)(10)	900	863,849

43	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2020

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Palmer Square CLO, Ltd.

Series 2013-2A, Class CRR, 3.418%, (3 mo. USD LIBOR + 3.20%), 10/17/31(9)(10)	$2,500	$2,394,664

Series 2013-2A, Class DRR, 6.068%, (3 mo. USD LIBOR + 5.85%), 10/17/31(9)(10)	3,000	2,668,421

Series 2018-1A, Class C, 2.718%, (3 mo. USD LIBOR + 2.50%), 4/18/31(9)(10)	3,000	2,775,618

Series 2018-1A, Class D, 5.368%, (3 mo. USD LIBOR + 5.15%), 4/18/31(9)(10)	2,000	1,803,734

Series 2018-2A, Class D, 5.83%, (3 mo. USD LIBOR + 5.60%), 7/16/31(9)(10)	2,000	1,760,195

Regatta XIII Funding, Ltd.

Series 2018-2A, Class C, 3.337%, (3 mo. USD LIBOR + 3.10%), 7/15/31(9)(10)	2,500	2,308,727

Series 2018-2A, Class D, 6.187%, (3 mo. USD LIBOR + 5.95%), 7/15/31(9)(10)	5,000	4,257,507

Regatta XIV Funding, Ltd.

Series 2018-3A, Class D, 3.415%, (3 mo. USD LIBOR + 3.20%), 10/25/31(9)(10)	2,500	2,311,237

Series 2018-3A, Class E, 6.165%, (3 mo. USD LIBOR + 5.95%), 10/25/31(9)(10)	4,500	3,909,726

Regatta XV Funding, Ltd.

Series 2018-4A, Class D, 6.715%, (3 mo. USD LIBOR + 6.50%), 10/25/31(9)(10)	3,875	3,469,500

Southwick Park CLO, LLC

Series 2019-4A, Class E, 6.918%, (3 mo. USD LIBOR + 6.70%), 7/20/32(9)(10)	1,750	1,666,096

THL Credit Wind River CLO, Ltd.

Series 2013-1A, Class DR, 6.518%, (3 mo. USD LIBOR + 6.30%), 7/20/30(9)(10)	3,056	2,207,372

Upland CLO, Ltd.

Series 2016-1A, Class CR, 3.118%, (3 mo. USD LIBOR + 2.90%), 4/20/31(9)(10)	4,500	4,066,236

Series 2016-1A, Class DR, 6.118%, (3 mo. USD LIBOR + 5.90%), 4/20/31(9)(10)	4,625	4,005,348

Vibrant CLO IX, Ltd.

Series 2018-9A, Class C, 3.418%, (3 mo. USD LIBOR + 3.20%), 7/20/31(9)(10)	2,500	2,154,295

Series 2018-9A, Class D, 6.468%, (3 mo. USD LIBOR + 6.25%), 7/20/31(9)(10)	3,500	2,689,321

Vibrant CLO X, Ltd.

Series 2018-10A, Class C, 3.468%, (3 mo. USD LIBOR + 3.25%), 10/20/31(9)(10)	5,000	4,358,253

Series 2018-10A, Class D, 6.408%, (3 mo. USD LIBOR + 6.19%), 10/20/31(9)(10)	5,000	3,973,883

Voya CLO, Ltd.

Series 2015-3A, Class CR, 3.368%, (3 mo. USD LIBOR + 3.15%), 10/20/31(9)(10)	2,500	2,212,318

Series 2015-3A, Class DR, 6.418%, (3 mo. USD LIBOR + 6.20%), 10/20/31(9)(10)	5,500	4,520,161

Security	Principal Amount (000’s omitted)	Value

Voya CLO, Ltd. (continued)

Series 2016-3A, Class CR, 3.468%, (3 mo. USD LIBOR + 3.25%), 10/18/31(9)(10)	$2,000	$1,750,408

Series 2016-3A, Class DR, 6.298%, (3 mo. USD LIBOR + 6.08%), 10/18/31(9)(10)	3,375	2,777,897

Series 2018-1A, Class C, 2.818%, (3 mo. USD LIBOR + 2.60%), 4/19/31(9)(10)	5,000	4,406,553

Series 2018-2A, Class E, 5.487%, (3 mo. USD LIBOR + 5.25%), 7/15/31(9)(10)	2,500	2,095,934

Webster Park CLO, Ltd.

Series 2015-1A, Class CR, 3.118%, (3 mo. USD LIBOR + 2.90%), 7/20/30(9)(10)	2,000	1,874,432

Series 2015-1A, Class DR, 5.718%, (3 mo. USD LIBOR + 5.50%), 7/20/30(9)(10)	2,500	2,190,337

Total Asset-Backed Securities (identified cost $282,288,995)		$246,961,479

Common Stocks — 2.3%
Security	Shares	Value

Aerospace and Defense — 0.6%

IAP Global Services, LLC(4)(11)(12)(13)	950	$14,167,701

IAP Global Services, LLC(4)(11)(12)(13)	1,627	18,198,044

		$32,365,745

Automotive — 0.0%(6)

Dayco Products, LLC(12)(13)	88,506	$663,795

		$663,795

Business Equipment and Services — 0.1%

Crossmark Holdings, Inc.(12)(13)	88,008	$5,060,460

		$5,060,460

Chemicals and Plastics — 0.1%

Hexion Holdings Corp., Class B(12)(13)	338,679	$3,479,927

		$3,479,927

Electronics / Electrical — 0.5%

Answers Corp.(4)(13)	906,100	$670,514

Software Luxembourg Holding S.A., Class A(12)(13)	142,964	28,592,800

		$29,263,314

Health Care — 0.1%

Akorn Holding Company, LLC, Class A(12)(13)	705,631	$7,850,145

		$7,850,145

44	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2020

Portfolio of Investments — continued

Security	Shares	Value

Nonferrous Metals / Minerals — 0.0%(6)

ACNR Holdings, Inc., Class A(12)(13)	36,829	$423,533

		$423,533

Oil and Gas — 0.3%

AFG Holdings, Inc.(4)(12)(13)	498,342	$10,973,491

Fieldwood Energy, Inc.(12)(13)	51,241	5,124

Fieldwood Energy, Inc.(12)(13)	221,919	22,192

McDermott International, Ltd.(12)(13)	1,013,850	1,723,545

RDV Resources, Inc., Class A(4)(12)(13)	359,500	0

Samson Resources II, LLC, Class A(4)(13)	435,055	2,827,857

Sunrise Oil & Gas, Inc., Class A(12)(13)	321,407	2,249,849

		$17,802,058

Publishing — 0.3%

ION Media Networks, Inc.(4)(13)	28,605	$18,724,261

Tweddle Group, Inc.(4)(12)(13)	19,500	41,925

		$18,766,186

Radio and Television — 0.2%

Clear Channel Outdoor Holdings, Inc.(12)(13)	1,204,044	$1,076,415

Cumulus Media, Inc., Class A(12)(13)	551,505	2,790,615

Cumulus Media, Inc., Class B(12)(13)	93,069	511,880

iHeartMedia, Inc., Class A(12)(13)	512,034	4,208,920

		$8,587,830

Retailers (Except Food and Drug) — 0.1%

David’s Bridal, LLC(4)(12)(13)	272,023	$2,377,481

		$2,377,481

Utilities — 0.0%(6)

Longview Intermediate Holdings, LLC, Class A(4)(12)(13)	149,459	$1,209,123

		$1,209,123

Total Common Stocks (identified cost $123,865,842)		$127,849,597

Preferred Stocks — 0.1%
Security	Shares	Value

Financial Services — 0.0%(6)

DBI Investors, Inc., Series A-1(4)(12)(13)	13,348	$1,072,245

		$1,072,245

Security	Shares	Value

Nonferrous Metals / Minerals — 0.0%(6)

ACNR Holdings, Inc., 15.00% (PIK)(12)(13)	17,394	$260,910

		$260,910

Retailers (Except Food and Drug) — 0.1%

David’s Bridal, LLC, Series A, 8.00% (PIK) (4)(12)(13)	7,852	$628,160

David’s Bridal, LLC, Series B, 10.00% (PIK) (4)(12)(13)	31,998	2,590,558

		$3,218,718

Total Preferred Stocks (identified cost $2,590,558)		$4,551,873

Miscellaneous — 0.0%(6)
Security	Shares	Value

Oil and Gas — 0.0%(6)

Paragon Offshore Finance Company, Class A(12)(13)	42,177	$12,653

Paragon Offshore Finance Company, Class B(12)(13)	21,089	258,340

Total Miscellaneous (identified cost $458,685)		$270,993

Warrants — 0.0%
Security	Shares	Value

Health Care — 0.0%

THAIHOT Investment Company US Limited, Exp. 10/13/27(4)(12)(13)	246	$0

THAIHOT Investment Company US Limited, Exp. 10/13/27(4)(12)(13)	1,858	0

THAIHOT Investment Company US Limited, Exp. 10/13/27 (Contingent Warrants)(4)(12)(13)	117,852	0

		$0

Retailers (Except Food and Drug) — 0.0%

David’s Bridal, LLC, Exp. 11/26/22 (4)(12)(13)	51,888	$0

		$0

Total Warrants (identified cost $0)		$0

Exchange-Traded Funds — 0.6%
Security	Shares	Value

SPDR Blackstone/GSO Senior Loan ETF	725,000	$32,088,500

Total Exchange-Traded Funds (identified cost $33,233,902)		$32,088,500

45	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Fund

October 31, 2020

Portfolio of Investments — continued

Short-Term Investments — 3.2%
Description	Units	Value

Eaton Vance Cash Reserves Fund, LLC, 0.12%(14)	183,387,147	$183,387,147

Total Short-Term Investments (identified cost $183,387,147)		$183,387,147

Total Investments — 101.4% (identified cost $6,020,647,932)		$5,727,911,067

Less Unfunded Loan Commitments — (0.4)%		$(21,355,442)

Net Investments — 101.0% (identified cost $5,999,292,490)		$5,706,555,625

Other Assets, Less Liabilities — (1.0)%		$(57,054,176)

Net Assets — 100.0%		$5,649,501,449

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

*	In U.S. dollars unless otherwise indicated.

(1)

Senior floating-rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will typically have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are redetermined periodically by reference to a base lending rate, plus a spread. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”). Base lending rates may be subject to a floor, or minimum rate. Senior Loans are generally subject to contractual restrictions that must be satisfied before they can be bought or sold.

(2)

The stated interest rate represents the weighted average interest rate at October 31, 2020 of contracts within the senior loan facility. Interest rates on contracts are primarily redetermined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period.

(3)

Unfunded or partially unfunded loan commitments. The stated interest rate reflects the weighted average of the reference rate and spread for the funded portion, if any, and the commitment fees on the portion of the loan that is unfunded. At October 31, 2020, the total value of unfunded loan commitments is $20,573,596. See Note 1F for description.

(4)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 8).

(5)	This Senior Loan will settle after October 31, 2020, at which time the interest rate will be determined.

(6)	Amount is less than 0.05%.

(7)	Issuer is in default with respect to interest and/or principal payments. For a variable rate security, interest rate has been adjusted to reflect non-accrual status.

(8)	Fixed-rate loan.

(9)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At October 31, 2020, the aggregate value of these securities is $459,845,764 or 8.1% of the Portfolio’s net assets.

(10)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2020.

(11)	Affiliated company (see Note 7).

(12)	Non-income producing security.

(13)	Security was acquired in connection with a restructuring of a Senior Loan and may be subject to restrictions on resale.

(14)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2020.

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

EUR	120,762,020	USD	140,669,639	Standard Chartered Bank	11/3/20	$—	$(24,143)

USD	141,702,241	EUR	120,762,020	Standard Chartered Bank	11/3/20	1,056,745	—

USD	120,341,875	EUR	101,717,330	HSBC Bank USA, N.A.	11/30/20	1,806,288	—

USD	9,470,182	EUR	8,000,000	State Street Bank and Trust Company	11/30/20	147,437	—

USD	34,037,524	GBP	25,772,453	State Street Bank and Trust Company	11/30/20	643,742	—

USD	140,756,711	EUR	120,762,020	Standard Chartered Bank	12/2/20	21,328	—

USD	127,909,574	EUR	108,623,476	Goldman Sachs International	1/29/21	1,133,666	—

USD	1,472,331	EUR	1,250,000	HSBC Bank USA, N.A.	1/29/21	13,440	—

						$4,822,646	$(24,143)

46	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Fund

October 31, 2020

Portfolio of Investments — continued

Abbreviations:

DIP	–	Debtor In Possession

EURIBOR	–	Euro Interbank Offered Rate

LIBOR	–	London Interbank Offered Rate

PIK	–	Payment In Kind

Currency Abbreviations:

EUR	–	Euro

GBP	–	British Pound Sterling

USD	–	United States Dollar

47	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2020

Statement of Assets and Liabilities

Assets	October 31, 2020

Unaffiliated investments, at value (identified cost, $5,813,559,935)	$5,490,802,733

Affiliated investments, at value (identified cost, $185,732,555)	215,752,892

Cash	33,690,647

Deposits for derivatives collateral — forward foreign currency exchange contracts	1,560,000

Foreign currency, at value (identified cost, $343,864)	344,372

Interest receivable	17,380,718

Dividends receivable from affiliated investments	21,467

Receivable for investments sold	44,453,483

Receivable for open forward foreign currency exchange contracts	4,822,646

Other receivables	2,064,998

Prepaid expenses	765,336

Total assets	$5,811,659,292

Liabilities

Cash collateral due to brokers	$1,400,000

Payable for investments purchased	157,242,114

Payable for open forward foreign currency exchange contracts	24,143

Payable to affiliates:

Investment adviser fee	2,454,888

Trustees’ fees	9,087

Accrued expenses	1,027,611

Total liabilities	$162,157,843

Net Assets applicable to investors’ interest in Portfolio	$5,649,501,449

48	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2020

Statement of Operations

Investment Income	Year Ended October 31, 2020

Interest and other income	$304,513,034

Dividends	2,495,199

Dividends from affiliated investments	2,670,323

Total investment income	$309,678,556

Expenses

Investment adviser fee	$32,655,074

Trustees’ fees and expenses	108,500

Custodian fee	1,233,553

Legal and accounting services	1,028,440

Interest expense and fees	3,107,996

Miscellaneous	455,201

Total expenses	$38,588,764

Net investment income	$271,089,792

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —

Investment transactions	$(307,885,910)

Investment transactions — affiliated investments	90,902

Foreign currency transactions	(2,873,246)

Forward foreign currency exchange contracts	(16,777,822)

Net realized loss	$(327,446,076)

Change in unrealized appreciation (depreciation) —

Investments	$20,016,354

Investments — affiliated investments	3,744,566

Foreign currency	531,474

Forward foreign currency exchange contracts	9,579,698

Net change in unrealized appreciation (depreciation)	$33,872,092

Net realized and unrealized loss	$(293,573,984)

Net decrease in net assets from operations	$(22,484,192)

49	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2020

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2020	2019

From operations —

Net investment income	$271,089,792	$481,946,428

Net realized loss	(327,446,076)	(96,572,643)

Net change in unrealized appreciation (depreciation)	33,872,092	(251,472,705)

Net increase (decrease) in net assets from operations	$(22,484,192)	$133,901,080

Capital transactions —

Contributions	$266,696,978	$194,015,335

Withdrawals	(2,561,352,547)	(3,870,956,892)

Portfolio transaction fee	—	7,292,672

Net decrease in net assets from capital transactions	$(2,294,655,569)	$(3,669,648,885)

Net decrease in net assets	$(2,317,139,761)	$(3,535,747,805)

Net Assets

At beginning of year	$7,966,641,210	$11,502,389,015

At end of year	$5,649,501,449	$7,966,641,210

50	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2020

Financial Highlights

	Year Ended October 31,
Ratios/Supplemental Data	2020	2019	2018	2017	2016

Ratios (as a percentage of average daily net assets):

Expenses	0.59%	0.55%	0.54%	0.56%	0.58%

Net investment income	4.17%	5.09%	4.38%	4.07%	4.58%

Portfolio Turnover	28%	16%	30%	42%	27%

Total Return	1.18%	1.64%	5.05%	5.69%	7.10%

Net assets, end of year (000’s omitted)	$5,649,501	$7,966,641	$11,502,389	$9,795,966	$8,205,738

51	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2020

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Floating Rate Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to provide a high level of current income. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2020, Eaton Vance Floating-Rate Fund and Eaton Vance Floating-Rate & High Income Fund held an interest of 86.9% and 13.1%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Portfolio based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Portfolio. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Portfolio. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that uses various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events.

Derivatives. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average ask prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads.

Affiliated Fund. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that most fairly reflects the security’s “fair value”, which

52

Eaton Vance

Floating Rate Portfolio

October 31, 2020

Notes to Financial Statements — continued

is the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Distributions from investment companies are recorded as dividend income, capital gains or return of capital based on the nature of the distribution.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.

As of October 31, 2020, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

F  Unfunded Loan Commitments — The Portfolio may enter into certain loan agreements all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. These commitments are disclosed in the accompanying Portfolio of Investments. At October 31, 2020, the Portfolio had sufficient cash and/or securities to cover these commitments.

G  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

I  Forward Foreign Currency Exchange Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

J  When-Issued Securities and Delayed Delivery Transactions — The Portfolio may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Portfolio maintains cash and/or security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

53

Eaton Vance

Floating Rate Portfolio

October 31, 2020

Notes to Financial Statements — continued

K  Capital Transactions — To seek to protect the Portfolio (and, indirectly, other investors in the Portfolio) against the costs of accommodating investor inflows and outflows, the Portfolio imposed a fee (“Portfolio transaction fee”) on inflows and outflows by Portfolio investors during the year ended October 31, 2019. The Portfolio transaction fee was sized to cover the estimated cost to the Portfolio of, in connection with issuing interests, converting the cash and/or other instruments it receives to the desired composition and, in connection with redeeming its interests, converting Portfolio holdings to cash and/or other instruments to be distributed. Such fee was limited to amounts that had been authorized by the Board of Trustees and determined by EVM to be appropriate. The maximum Portfolio transaction fee was 2% of the amount of net contributions or withdrawals. The Portfolio transaction fee is recorded as a component of capital transactions on the Statements of Changes in Net Assets. Effective July 31, 2019, the Portfolio transaction fee was discontinued.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, and an indirect subsidiary of Eaton Vance Corp., as compensation for investment advisory services rendered to the Portfolio. Pursuant to the investment advisory agreement and subsequent fee reduction agreements between the Portfolio and BMR, the fee is computed at an annual rate of 0.575% of the Portfolio’s average daily net assets up to $1 billion, 0.525% from $1 billion but less than $2 billion, 0.490% from $2 billion but less than $5 billion, 0.460% from $5 billion but less than $10 billion, 0.435% from $10 billion but less than $15 billion, 0.415% from $15 billion but less than $20 billion, 0.400% from $20 billion but less than $25 billion and 0.390% of average daily net assets of $25 billion and over and is payable monthly. The fee reductions cannot be terminated or reduced without the approval of a majority vote of the Trustees of the Portfolio who are not interested persons of BMR or the Portfolio and by the vote of a majority of the holders of interests in the Portfolio. For the year ended October 31, 2020, the Portfolio’s investment adviser fee amounted to $32,655,074 or 0.50% of the Portfolio’s average daily net assets. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2020, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, and including maturities, paydowns and principal repayments on Senior Loans, aggregated $1,773,350,710 and $3,483,496,833, respectively, for the year ended October 31, 2020.

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Portfolio at October 31, 2020, as determined on a federal income tax basis, were as follows:

Aggregate cost	$6,009,110,414

Gross unrealized appreciation	$83,966,707

Gross unrealized depreciation	(386,521,496)

Net unrealized depreciation	$(302,554,789)

5  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 2020 is included in the Portfolio of Investments. At October 31, 2020, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

The Portfolio is subject to foreign exchange risk in the normal course of pursuing its investment objective. Because the Portfolio holds foreign currency denominated investments, the value of these investments and related receivables and payables may change due to future changes in foreign currency exchange rates. To hedge against this risk, the Portfolio enters into forward foreign currency exchange contracts.

54

Eaton Vance

Floating Rate Portfolio

October 31, 2020

Notes to Financial Statements — continued

The Portfolio enters into forward foreign currency exchange contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Portfolio’s net assets below a certain level over a certain period of time, which would trigger a payment by the Portfolio for those derivatives in a liability position. At October 31, 2020, the fair value of derivatives with credit-related contingent features in a net liability position was $24,143. The aggregate fair value of assets pledged as collateral by the Portfolio for such liability was $160,000 at October 31, 2020.

The over-the-counter (OTC) derivatives in which the Portfolio invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Portfolio has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Portfolio’s net assets decline by a stated percentage or the Portfolio fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Portfolio of any net liability owed to it.

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Portfolio and/or counterparty is held in segregated accounts by the Portfolio’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as deposits for derivatives collateral and, in the case of cash pledged by a counterparty for the benefit of the Portfolio, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Portfolio as collateral, if any, are identified as such in the Portfolio of Investments. The carrying amount of the liability for cash collateral due to brokers at October 31, 2020 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 8) at October 31, 2020.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is foreign exchange risk at October 31, 2020 was as follows:

	Fair Value
Derivative	Asset Derivative		Liability Derivative

Forward foreign currency exchange contracts	$4,822,646	(1)	$(24,143	)(2)

Total Derivatives subject to master netting or similar agreements	$4,822,646		$(24,143)

(1)	Statement of Assets and Liabilities location: Receivable for open forward foreign currency exchange contracts.

(2)	Statement of Assets and Liabilities location: Payable for open forward foreign currency exchange contracts.

The Portfolio’s derivative assets and liabilities at fair value by type, which are reported gross in the Statement of Assets and Liabilities, are presented in the table above. The following tables present the Portfolio’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Portfolio for such assets and pledged by the Portfolio for such liabilities as of October 31, 2020.

Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)

Goldman Sachs International	$1,133,666	$—	$(822,757)	$—	$310,909

HSBC Bank USA, N.A.	1,819,728	—	(1,567,582)	—	252,146

Standard Chartered Bank	1,078,073	(24,143)	—	(710,000)	343,930

State Street Bank and Trust Company	791,179	—	(101,179)	(690,000)	—

	$4,822,646	$(24,143)	$(2,491,518)	$(1,400,000)	$906,985

55

Eaton Vance

Floating Rate Portfolio

October 31, 2020

Notes to Financial Statements — continued

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)

Standard Chartered Bank	$(24,143)	$24,143	$—	$—	$—

(a)	In some instances, the total collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b)	Net amount represents the net amount due from the counterparty in the event of default.

(c)	Net amount represents the net amount payable to the counterparty in the event of default.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is foreign exchange risk for the year ended October 31, 2020 was as follows:

Derivative	Realized Gain (Loss) on Derivatives Recognized in Income(1)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income(2)

Forward foreign currency exchange contracts	$(16,777,822)	$9,579,698

(1)	Statement of Operations location: Net realized gain (loss) – Forward foreign currency exchange contracts.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Forward foreign currency exchange contracts.

The average notional amount of forward foreign currency exchange contracts (based on the absolute value of notional amounts of currency purchased and currency sold) outstanding during the year ended October 31, 2020, which is indicative of the volume of this derivative type, was approximately $622,238,000.

6  Credit Facility

The Portfolio participates with another portfolio and fund managed by EVM and its affiliates in a $750 million ($875 million prior to March 9, 2020) unsecured credit facility agreement (Agreement) with a group of banks, which is in effect through March 8, 2021. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is payable on amounts borrowed overnight at the Federal Funds rate plus a margin and for all other amounts borrowed for longer periods at a base rate or LIBOR, plus a margin. Base rate is the highest of (a) the administrative agent’s prime rate, (b) the Federal Funds Rate plus a margin and (c) the one month LIBOR rate plus a margin. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of each lender’s commitment amount is allocated among the participating portfolios and fund at the end of each quarter. Also included in interest expense and fees on the Statement of Operations is approximately $1,215,000 of amortization of upfront fees paid by the Portfolio in connection with the annual renewal of the Agreement. The unamortized balance of upfront fees at October 31, 2020 is $415,320 and is included in prepaid expenses in the Statement of Assets and Liabilities. Because the credit facility is not available exclusively to the Portfolio and the maximum amount is capped, it may be unable to borrow some or all of a requested amount at any particular time. Average borrowings and the average interest rate (excluding fees) for the year ended October 31, 2020 were $17,076,503 and 4.54%, respectively.

56

Eaton Vance

Floating Rate Portfolio

October 31, 2020

Notes to Financial Statements — continued

7  Investments in Affiliated Companies/Funds

An affiliated company is a company in which a fund has a direct or indirect ownership of, control of, or voting power of 5 percent or more of the outstanding voting shares, or a company that is under common ownership or control with a fund. At October 31, 2020, the value of the Portfolio’s investment in affiliated companies and funds was $215,752,892, which represents 3.8% of the Portfolio’s net assets. Transactions in affiliated companies and funds by the Portfolio for the year ended October 31, 2020 were as follows:

Name of affiliated company/fund	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Shares/ Units, end of period

Common Stocks*

IAP Global Services, LLC(1)(2)(3)	$28,587,401	$—	$—	$—	$3,778,344	$32,365,745	$—	2,577

Short Term Investments

Eaton Vance Cash Reserves Fund, LLC	373,400,052	2,214,909,576	(2,404,979,605)	90,902	(33,778)	183,387,147	2,670,323	183,387,147

Totals				$90,902	$3,744,566	$215,752,892	$2,670,323

*	The related industry is the same as the presentation in the Portfolio of Investments.

(1)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 8).

(2)	Non-income producing security.

(3)	Security was acquired in connection with a restructuring of a Senior Loan and may be subject to restrictions on resale.

8  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

57

Eaton Vance

Floating Rate Portfolio

October 31, 2020

Notes to Financial Statements — continued

At October 31, 2020, the hierarchy of inputs used in valuing the Portfolio’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3*	Total

Senior Floating-Rate Loans (Less Unfunded Loan Commitments)	$—	$4,867,541,382	$22,871,731	$4,890,413,113

Corporate Bonds & Notes	—	221,032,923	—	221,032,923

Asset-Backed Securities	—	246,961,479	—	246,961,479

Common Stocks	13,279,422	45,379,778	69,190,397	127,849,597

Preferred Stocks	—	260,910	4,290,963	4,551,873

Miscellaneous	—	270,993	—	270,993

Warrants	—	—	0	0

Exchange-Traded Funds	32,088,500	—	—	32,088,500

Short-Term Investments	—	183,387,147	—	183,387,147

Total Investments	$45,367,922	$5,564,834,612	$96,353,091	$5,706,555,625

Forward Foreign Currency Exchange Contracts	$—	$4,822,646	$—	$4,822,646

Total	$45,367,922	$5,569,657,258	$96,353,091	$5,711,378,271

Liability Description

Forward Foreign Currency Exchange Contracts	$—	$(24,143)	$—	$(24,143)

Total	$—	$(24,143)	$—	$(24,143)

*	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Portfolio.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2020 is not presented.

9  Risks and Uncertainties

Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers and issuers than in the United States.

Credit Risk

The Portfolio invests primarily in below investment grade floating-rate loans, which are considered speculative because of the credit risk of their issuers. Changes in economic conditions or other circumstances are more likely to reduce the capacity of issuers of these securities to make principal and interest payments. Such companies are more likely to default on their payments of interest and principal owed than issuers of investment grade bonds. An economic downturn generally leads to a higher non-payment rate, and a loan or other debt obligation may lose significant value before a default occurs. Lower rated investments also may be subject to greater price volatility than higher rated investments. Moreover, the specific collateral used to secure a loan may decline in value or become illiquid, which would adversely affect the loan’s value.

Pandemic Risk

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in December 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks, such as

58

Eaton Vance

Floating Rate Portfolio

October 31, 2020

Notes to Financial Statements — continued

the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, the economies of individual countries, individual companies, and the market in general, and may continue to do so in significant and unforeseen ways, as may other epidemics and pandemics that may arise in the future. Any such impact could adversely affect the Portfolio’s performance, or the performance of the securities in which the Portfolio invests.

10  Additional Information

On October 8, 2020, Morgan Stanley and Eaton Vance Corp. (“Eaton Vance”) announced that they had entered into a definitive agreement under which Morgan Stanley would acquire Eaton Vance. Under the Investment Company Act of 1940, as amended, consummation of this transaction may be deemed to result in the automatic termination of an Eaton Vance Fund’s investment advisory agreement, and, where applicable, any related sub-advisory agreement. On November 24, 2020, the Portfolio’s Board approved a new investment advisory agreement. The new investment advisory agreement will be presented to Portfolio interest holders for approval, and, if approved, would take effect upon consummation of the transaction. A special joint meeting of Portfolio interest holders will be held on February 18, 2021, at which the proposed investment advisory agreement for the Portfolio will be submitted for approval.

59

Eaton Vance

Floating Rate Portfolio

October 31, 2020

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Eaton Vance Floating Rate Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Eaton Vance Floating Rate Portfolio (the “Portfolio”), including the portfolio of investments, as of October 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of October 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities and senior loans owned as of October 31, 2020, by correspondence with the custodian, brokers and selling or agent banks; when replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 17, 2020

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

60

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2020

Liquidity Risk Management Program

The Fund has implemented a written liquidity risk management program (Program) and related procedures to manage its liquidity in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (Liquidity Rule). The Liquidity Rule defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Fund’s Board of Trustees/Directors has designated the investment adviser to serve as the administrator of the Program and the related procedures. The administrator has established a Liquidity Risk Management Oversight Committee (Committee) to perform the functions necessary to administer the Program. As part of the Program, the administrator is responsible for identifying illiquid investments and categorizing the relative liquidity of the Fund’s investments in accordance with the Liquidity Rule. Under the Program, the administrator assesses, manages, and periodically reviews the Fund’s liquidity risk, and is responsible for making certain reports to the Fund’s Board of Trustees/Directors and the Securities and Exchange Commission (SEC) regarding the liquidity of the Fund’s investments, and to notify the Board of Trustees/Directors and the SEC of certain liquidity events specified in the Liquidity Rule. The liquidity of the Fund’s portfolio investments is determined based on a number of factors including, but not limited to, relevant market, trading and investment-specific considerations under the Program.

At a meeting of the Fund’s Board of Trustees/Directors, the Committee provided a written report to the Fund’s Board of Trustees/Directors pertaining to the operation, adequacy, and effectiveness of implementation of the Program, as well as the operation of the highly liquid investment minimum (if applicable) for the period December 1, 2018 through December 31, 2019 (Review Period). The Program operated effectively during the Review Period, supporting the administrator’s ability to assess, manage and monitor Fund liquidity risk, including during periods of market volatility and net redemptions. During the Review Period, the Fund met redemption requests on a timely basis.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

61

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2020

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust), Eaton Vance Floating Rate Portfolio and High Income Opportunities Portfolio (collectively, the Portfolios) are responsible for the overall management and supervision of the Trust’s and Portfolios’ affairs. The Trustees and officers of the Trust and the Portfolios are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolios hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolios, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolios’ placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 143 portfolios (with the exception of Messrs. Faust and Wennerholm and Ms. Frost who oversee 142 portfolios) in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Trust/Portfolio Position(s)	Trustee Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 142 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolios.

Other Directorships in the Last Five Years. Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Other Directorships in the Last Five Years. None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Other Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Other Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Other Directorships in the Last Five Years. Director of DraftKings, Inc. (digital sports entertainment and gaming company) (since September 2020). Director of Groupon, Inc. (e-commerce provider) (since April 2020). Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Formerly, Director of Dynex Capital, Inc. (mortgage REIT) (2013 - 2020).

62

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2020

Management and Organization — continued

Name and Year of Birth	Trust/Portfolio Position(s)	Trustee Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson) and 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Other Directorships in the Last Five Years. None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Other Directorships in the Last Five Years. None.

Keith Quinton 1958	Trustee	2018

Private investor, researcher and lecturer. Independent Investment Committee Member at New Hampshire Retirement System (since 2017). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Other Directorships in the Last Five Years. Director (since 2016) and

Chairman (since 2019) of New Hampshire Municipal Bond Bank.

Marcus L. Smith 1966	Trustee	2018

Private investor. Member of Posse Boston Advisory Board (foundation) (since 2015). Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Other Directorships in the Last Five Years. Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Director of Ascot Group Limited and certain of its subsidiaries (insurance and reinsurance) (since 2018). Formerly, Director of Hagerty Holding Corp. (insurance and reinsurance) (2015-2018). Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Other Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Scott E. Wennerholm 1959	Trustee	2016

Private Investor. Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Other Directorships in the Last Five Years. None.

Name and Year of Birth	Trust/Portfolio Position(s)	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees

Eric A. Stein 1980	President	2020	Vice President and Chief Investment Officer, Fixed Income of EVM and BMR. Prior to November 1, 2020, Mr. Stein was a co-Director of Eaton Vance’s Global Income Investments. Also Vice President of Calvert Research and Management (“CRM”).

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of CRM.

63

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2020

Management and Organization — continued

Name and Year of Birth	Trust/Portfolio Position(s)	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees (continued)

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolios and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

64

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each entity listed below has adopted a privacy policy and procedures (“Privacy Program”) Eaton Vance believes is reasonably designed to protect your personal information and to govern when and with whom Eaton Vance may share your personal information.

•

At the time of opening an account, Eaton Vance generally requires you to provide us with certain information such as name, address, social security number, tax status, account numbers, and account balances. This information is necessary for us to both open an account for you and to allow us to satisfy legal requirements such as applicable anti-money laundering reviews and know-your-customer requirements.

•

On an ongoing basis, in the normal course of servicing your account, Eaton Vance may share your information with unaffiliated third parties that perform various services for Eaton Vance and/or your account. These third parties include transfer agents, custodians, broker/dealers and our professional advisers, including auditors, accountants, and legal counsel. Eaton Vance may additionally share your personal information with our affiliates.

•	We believe our Privacy Program is reasonably designed to protect the confidentiality of your personal information and to prevent unauthorized access to that information.

•

We reserve the right to change our Privacy Program at any time upon proper notification to you. You may want to review our Privacy Program periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of protecting your personal information applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, and Calvert Funds. This Privacy Notice supersedes all previously issued privacy disclosures. For more information about our Privacy Program or about how your personal information may be used, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

65

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Investment Adviser of Eaton Vance Floating Rate Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Investment Adviser and Administrator of Eaton Vance Floating-Rate & High Income Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*

FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

811    10.31.20

Eaton Vance

Global Bond Fund

Annual Report

October 31, 2020

Important Note. Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (eatonvance.com/funddocuments), and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you are a direct investor, you may elect to receive shareholder reports and other communications from the Fund electronically by signing up for e-Delivery at eatonvance.com/edelivery. If you own your shares through a financial intermediary (such as a broker-dealer or bank), you must contact your financial intermediary to sign up.

You may elect to receive all future Fund shareholder reports in paper free of charge. If you are a direct investor, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-262-1122. If you own these shares through a financial intermediary, you must contact your financial intermediary or follow instructions included with this disclosure, if applicable, to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Eaton Vance funds held directly or to all funds held through your financial intermediary, as applicable.

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The investment adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator. The adviser is also registered as a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2020

Eaton Vance

Global Bond Fund

Eaton Vance

Global Bond Fund

October 31, 2020

Management’s Discussion of Fund Performance1

Economic and Market Conditions

The 12-month period ended October 31, 2020, was a volatile time for the world’s financial markets. Nonetheless, major equity and fixed-income indexes posted solid gains for the period. In the volatile environment, longer duration bonds generally performed especially well, driven by a global trend of declining interest rates.

The period began on a positive note, with financial markets registering broad gains from November through early 2020 amid accommodative central bank policies. In late January, however, news of the outbreak of the novel coronavirus in China started to raise investor concerns. As the virus turned into a global pandemic in February and March, it brought most of the world’s economies to a near standstill. The abrupt decline in economic output triggered a global sell-off in equities and higher yielding sectors of the fixed-income market. Emerging market countries proved particularly vulnerable to the economic and health effects of COVID-19. Plummeting oil prices were an additional headwind for emerging market nations that depend on oil exports.

Global markets subsequently regained their footing, and most major asset classes delivered strong returns from April through August 2020. Several factors contributed to the rally, including aggressive monetary and fiscal responses by central banks and governments to help mitigate the economic impact of the virus. In addition, economies started to recover as policymakers learned more about how to slow the spread of COVID-19 and began easing social-distancing restrictions. Lastly, the U.S. Federal Reserve (the Fed) announced a shift in its inflation-targeting policy from seeking a rate of 2% “over the longer run” to “inflation moderately above 2% for some time.”

Markets generally weakened from September through October as a lack of additional fiscal stimulus in the U.S. created worries about the sustainability of the domestic economic recovery. Rising cases of COVID-19, especially in Europe, and uncertainties surrounding the November 2020 U.S. elections further dampened investor sentiment. While central banks in developed economies held their respective policy rates steady in the last two months of the period, a number of emerging market central banks reduced rates to levels likely approaching their lower bounds.

Fund Performance

For the 12-month period ended October 31, 2020, Eaton Vance Global Bond Fund (the Fund) returned 5.72% for Class A shares at net asset value (NAV), underperforming its former benchmark, the FTSE World Government Bond Index, which returned 6.00%; and outperforming its new benchmark, the Bloomberg Barclays Global Aggregate Bond Index (Unhedged) (the Index), which returned 5.63%.

During the period, holdings in Asia positively impacted the Fund’s returns relative to the Index. Top performers included exposures to Chinese local interest rates and the South Korean won. Numerous monetary policy-easing measures implemented by China to support its economy during the coronavirus outbreak benefited Chinese local bonds. South Korea’s success at containing COVID-19, along with better economic data and attractive local yields relative to many developed market nations, contributed to strength in the South Korean won. These and other favorable effects in Asia were tempered by areas of weakness, including a position in the Indian rupee that declined in value.

Holdings in the Middle East & Africa (MEA), Eastern Europe, and the Dollar Bloc — Canada, New Zealand, and Australia — also positively impacted returns. One of the Fund’s best-performing investments was an out-of-Index allocation to Egyptian local bonds, which benefited from attractive yields on short-term instruments denominated in the Egyptian pound, coupled with the Egyptian central bank’s ability to maintain currency stability versus the U.S. dollar during the period. An out-of-Index position in Serbian local bonds and an allocation to New Zealand inflation-linked bonds were particularly helpful in Eastern Europe and the Dollar Bloc, respectively.

Results in Western Europe were less favorable. An out-of-Index position in the local bonds of Iceland detracted from performance during the period, as did a position in the Norwegian krone. In Iceland, a disappointing growth outlook for the country and the reintroduction of local coronavirus restrictions later in the period weighed on Icelandic local bonds. The Norwegian krone experienced downward pressure amid the sell-off in oil, one of Norway’s key exports. By period-end, the position in the krone was sold from the Fund.

Select holdings in Latin America were also detrimental to Fund returns, especially a position in the Brazilian real that weakened as politicians clashed over various issues, COVID-19 cases surged, and the central bank cut interest rates to support the economy. Nonetheless, on an overall basis, holdings in Latin America had minimal impact on the Fund’s performance.

The Fund uses derivatives extensively to both hedge select undesired risk exposures as well as gain select desired risk exposures. Some of the above commentary about notable drivers of performance at the country level involved the use of derivatives. The Fund’s use of derivatives broadly contributed to returns versus the Index. Specifically, the Fund’s use of currency forwards to gain exposure to select currencies around the world contributed to performance during the period. Interest rate swaps used to gain select exposures as well as hedge others also contributed to performance during the period.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Global Bond Fund

October 31, 2020

Performance2,3

Portfolio Managers Michael A. Cirami, CFA, Kyle Lee, CFA and Eric A. Stein, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years

Class A at NAV	06/27/2007	06/27/2007	5.72%	4.04%	2.12%
Class A with 4.75% Maximum Sales Charge	—	—	0.75	3.03	1.62

Class C at NAV	03/01/2011	06/27/2007	4.98	3.31	1.39
Class C with 1% Maximum Sales Charge	—	—	3.99	3.31	1.39

Class I at NAV	03/01/2011	06/27/2007	6.04	4.32	2.40

Bloomberg Barclays Global Aggregate Bond Index (Unhedged)	—	—	5.63%	3.90%	2.24%
FTSE World Government Bond Index	—	—	6.00	3.91	1.70

J.P. Morgan Emerging Local Markets Index Plus (ELMI+)	—	—	–2.00	2.00	–0.39
Blended Index	—	—	4.77	4.08	2.37

% Total Annual Operating Expense Ratios[4]			Class A	Class C	Class I

Gross			1.39%	2.09%	1.09%
Net			1.01	1.71	0.71

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment[3]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge

Class C	$10,000	10/31/2010	$11,482	N.A.
Class I	$250,000	10/31/2010	$317,000	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Global Bond Fund

October 31, 2020

Fund Profile5

Foreign Currency Exposures by Country (% of net assets)6

Japan	20.2%

Euro	9.9

Serbia	7.8

Iceland	7.6

China	7.2

South Korea	6.2

Australia	4.5

Switzerland	4.3

Indonesia	4.2

Egypt	4.1

Ukraine	3.8

Malaysia	3.0

India	3.0

Thailand	2.0

Peru	1.4

Other	3.9	*

Total Long	93.1

Total Short	0.0

Total Net	93.1

*	Includes amounts each less than 1.0% or –1.0%, as applicable.

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Global Bond Fund

October 31, 2020

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Bloomberg Barclays Global Aggregate Bond Index (Unhedged) is an unmanaged index of global investment-grade bonds denominated in the U.S. Dollar, Euro, Japanese Yen, and British Sterling. The index includes corporate bonds, government bonds, and mortgage-backed securities. FTSE World Government Bond Index (WGBI) measures the performance of fixed-rate, local currency, investment-grade sovereign bonds. J.P. Morgan Emerging Local Markets Index Plus (ELMI+) is an unmanaged index of local currency money market instruments in emerging market countries. J.P. Morgan Emerging Markets Bond (JEMB) Hard Currency/Local Currency 50-50 Index is a blended index comprised of 50% J.P. Morgan Government Bond Index: Emerging Market Global Diversified (JPM GBI-EM GD), 25% J.P. Morgan Emerging Market Bond Index Global Diversified (JPM EMBI GD) and 25% J.P. Morgan Corporate Emerging Markets Bond Index Broad Diversified (JPM CEMBI BD). J.P. Morgan Government Bond Index: Emerging Market Global Diversified (JPM GBI-EM GD) is an unmanaged index of local-currency bonds with maturities of more than one year issued by emerging markets governments. J.P. Morgan Emerging Market Bond Index Global Diversified (JPM EMBI GD) is a market-cap weighted index that measures USD-denominated Brady Bonds, Eurobonds, and traded loans issued by sovereign entities. J.P. Morgan Corporate Emerging Markets Bond Index Broad Diversified (JPM CEMBI BD) is an unmanaged index of USD-denominated emerging market corporate bonds. Information has been obtained from sources believed to be reliable but J.P. Morgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2020, J.P. Morgan Chase & Co. All rights reserved. The Blended Index consists of 85% Bloomberg Barclays Global Aggregate Bond Index and 15% J.P. Morgan Emerging Markets Bond (JEMB) Hard Currency/Local Currency 50-50 Index, rebalanced monthly. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares. Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class C and Class I is linked to Class A. Performance presented in the Financial Highlights included in the financial statements is not linked.

Effective October 14, 2019, the Fund changed its primary benchmark to FTSE World Government Bond Index because the investment adviser believed that in connection with the change in investment strategy, it was a more appropriate benchmark for the Fund. Performance shown prior to October 14, 2019 reflects the Fund’s former investment strategy as a locally denominated international short-term fixed income fund.

Effective March 1, 2020, the Fund changed its primary benchmark to the Bloomberg Barclays Global Aggregate Bond Index (Unhedged), which has substantially similar characteristics to the FTSE World Government Bond Index.

[4]

Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 2/28/21. Without the reimbursement, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]

Fund primarily invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund and may also invest directly. Unless otherwise noted, references to investments are to the aggregate holdings of the Fund and the Portfolio.

[6]

Currency exposures include all foreign exchange denominated assets, currency derivatives and commodities (including commodity derivatives). Total exposures may exceed 100% due to implicit leverage created by derivatives.

Fund profile subject to change due to active management.

Additional Information

Duration is a measure of the expected change in price of a bond — in percentage terms — given a one percent change in interest rates, all else being constant. Securities with lower durations tend to be less sensitive to interest rate changes.

Important Notice to Shareholders

Effective April 1, 2021, the portfolio management team for the Fund will be Michael A. Cirami and Kyle Lee.

5

Eaton Vance

Global Bond Fund

October 31, 2020

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2020 – October 31, 2020).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/20)	Ending Account Value (10/31/20)	Expenses Paid During Period* (5/1/20 – 10/31/20)		Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,065.20	$5.24	**	1.01%
Class C	$1,000.00	$1,061.50	$8.86	**	1.71%
Class I	$1,000.00	$1,066.90	$3.69	**	0.71%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.10	$5.13	**	1.01%
Class C	$1,000.00	$1,016.50	$8.67	**	1.71%
Class I	$1,000.00	$1,021.60	$3.61	**	0.71%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2020. The Example reflects the expenses of both the Fund and the Portfolio.

**	Absent an allocation of certain expenses to an affiliate, expenses would be higher.

6

Eaton Vance

Global Bond Fund

October 31, 2020

Statement of Assets and Liabilities

Assets	October 31, 2020

Investment in International Income Portfolio, at value (identified cost, $55,830,362)	$57,158,578

Receivable for Fund shares sold	53,031

Receivable from affiliate	9,955

Total assets	$57,221,564

Liabilities

Payable for Fund shares redeemed	$25,609

Payable to affiliates:

Distribution and service fees	9,066

Trustees’ fees	43

Accrued expenses	62,254

Total liabilities	$96,972

Net Assets	$57,124,592

Sources of Net Assets

Paid-in capital	$92,079,210

Accumulated loss	(34,954,618)

Total	$57,124,592

Class A Shares

Net Assets	$18,354,420

Shares Outstanding	2,173,939

Net Asset Value and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$8.44

Maximum Offering Price Per Share

(100 ÷ 95.25 of net asset value per share)	$8.86

Class C Shares

Net Assets	$5,173,107

Shares Outstanding	612,733

Net Asset Value and Offering Price Per Share*

(net assets ÷ shares of beneficial interest outstanding)	$8.44

Class I Shares

Net Assets	$33,597,065

Shares Outstanding	3,992,625

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$8.41

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

7	See Notes to Financial Statements.

Eaton Vance

Global Bond Fund

October 31, 2020

Statement of Operations

Investment Income	Year Ended October 31, 2020

Interest allocated from Portfolio (net of foreign taxes, $125,466)	$2,042,920

Dividends allocated from Portfolio	18,664

Expenses, excluding interest expense, allocated from Portfolio	(451,942)

Interest expense allocated from Portfolio	(9,108)

Total investment income	$1,600,534

Expenses

Distribution and service fees

Class A	$52,100

Class C	74,497

Trustees’ fees and expenses	500

Custodian fee	15,500

Transfer and dividend disbursing agent fees	58,063

Legal and accounting services	38,070

Printing and postage	39,284

Registration fees	50,970

Miscellaneous	9,105

Total expenses	$338,089

Deduct —

Allocation of expenses to affiliate	$212,983

Total expense reductions	$212,983

Net expenses	$125,106

Net investment income	$1,475,428

Realized and Unrealized Gain (Loss) from Portfolio

Net realized gain (loss) —

Investment transactions (net of foreign capital gains taxes of $10,818)	$(118,349)

Financial futures contracts	(11,020)

Swap contracts	668,550

Foreign currency transactions	(93,948)

Forward foreign currency exchange contracts	593,492

Net realized gain	$1,038,725

Change in unrealized appreciation (depreciation) —

Investments (including net increase of $10,264 in accrued foreign capital gains taxes)	$(47,363)

Financial futures contracts	3,734

Swap contracts	581,437

Foreign currency	1,905

Forward foreign currency exchange contracts	163,691

Net change in unrealized appreciation (depreciation)	$703,404

Net realized and unrealized gain	$1,742,129

Net increase in net assets from operations	$3,217,557

8	See Notes to Financial Statements.

Eaton Vance

Global Bond Fund

October 31, 2020

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2020	2019

From operations —

Net investment income	$1,475,428	$3,099,028

Net realized gain	1,038,725	187,915

Net change in unrealized appreciation (depreciation)	703,404	1,528,372

Net increase in net assets from operations	$3,217,557	$4,815,315

Distributions to shareholders —

Class A	$(784,894)	$(1,014,498)

Class C	(295,747)	(557,031)

Class I	(1,869,130)	(3,166,524)

Total distributions to shareholders	$(2,949,771)	$(4,738,053)

Tax return of capital to shareholders —

Class A	$(328,310)	$—

Class C	(115,699)	—

Class I	(720,296)	—

Total tax return of capital to shareholders	$(1,164,305)	$—

Transactions in shares of beneficial interest —

Proceeds from sale of shares

Class A	$3,608,276	$5,231,227

Class C	325,798	1,221,685

Class I	10,204,725	18,556,044

Net asset value of shares issued to shareholders in payment of distributions declared

Class A	1,073,366	998,587

Class C	307,018	387,048

Class I	2,438,057	2,693,229

Cost of shares redeemed

Class A	(5,090,634)	(7,137,814)

Class C	(4,665,893)	(6,158,213)

Class I	(34,825,264)	(27,038,486)

Net asset value of shares converted

Class A	244,117	114,485

Class C	(244,117)	(114,485)

Net decrease in net assets from Fund share transactions	$(26,624,551)	$(11,246,693)

Net decrease in net assets	$(27,521,070)	$(11,169,431)

Net Assets

At beginning of year	$84,645,662	$95,815,093

At end of year	$57,124,592	$84,645,662

9	See Notes to Financial Statements.

Eaton Vance
Global Bond Fund

October 31, 2020

Financial Highlights

	Class A

	Year Ended October 31,
	2020		2019		2018		2017	2016

Net asset value — Beginning of year	$8.510		$8.500		$9.130		$8.770	$9.010

Income (Loss) From Operations

Net investment income(1)	$0.176		$0.295		$0.315		$0.246	$0.254

Net realized and unrealized gain (loss)	0.292		0.174		(0.539)		0.520	0.003

Total income (loss) from operations	$0.468		$0.469		$(0.224)		$0.766	$0.257

Less Distributions

From net investment income	$(0.378)		$(0.459)		$(0.052)		$(0.406)	$—

Tax return of capital	(0.160)		—		(0.354)		—	(0.497)

Total distributions	$(0.538)		$(0.459)		$(0.406)		$(0.406)	$(0.497)

Net asset value — End of year	$8.440		$8.510		$8.500		$9.130	$8.770

Total Return(2)(3)	5.72%		5.62%		(2.58)%		8.89%	2.94%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$18,354		$18,677		$19,483		$22,136	$43,471

Ratios (as a percentage of average daily net assets):(4)

Expenses(3)	1.01	%(5)	1.10	%(5)	1.11	%(5)	1.10%	1.11	%(5)

Net investment income	2.09%		3.43%		3.51%		2.74%	2.85%

Portfolio Turnover of the Portfolio	88	%(6)	92%		23%		29%	38%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

The investment adviser and administrator of the Fund and the investment adviser of the Portfolio reimbursed certain operating expenses (equal to 0.49%, 0.40%, 0.34%, 0.37% and 0.27% of average daily net assets for the years ended October 31, 2020, 2019, 2018, 2017 and 2016, respectively). Absent this reimbursement, total return would be lower.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)	Includes interest expense of 0.01% of average daily net assets for each of the years ended October 31, 2020, 2019, 2018 and 2016.

(6)	Includes the effect of To-Be-Announced (TBA) transactions.

10	See Notes to Financial Statements.

Eaton Vance

Global Bond Fund

October 31, 2020

Financial Highlights — continued

	Class C

	Year Ended October 31,
	2020		2019		2018		2017	2016

Net asset value — Beginning of year	$8.510		$8.500		$9.130		$8.770	$9.000

Income (Loss) From Operations

Net investment income(1)	$0.123		$0.237		$0.252		$0.183	$0.192

Net realized and unrealized gain (loss)	0.286		0.171		(0.539)		0.520	(0.002)

Total income (loss) from operations	$0.409		$0.408		$(0.287)		$0.703	$0.190

Less Distributions

From net investment income	$(0.336)		$(0.398)		$(0.044)		$(0.343)	$—

Tax return of capital	(0.143)		—		(0.299)		—	(0.420)

Total distributions	$(0.479)		$(0.398)		$(0.343)		$(0.343)	$(0.420)

Net asset value — End of year	$8.440		$8.510		$8.500		$9.130	$8.770

Total Return(2)(3)	4.98%		4.88%		(3.26)%		8.13%	2.17%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$5,173		$9,517		$14,107		$16,664	$20,096

Ratios (as a percentage of average daily net assets):(4)

Expenses(3)	1.71	%(5)	1.81	%(5)	1.81	%(5)	1.80%	1.81	%(5)

Net investment income	1.47%		2.76%		2.81%		2.03%	2.16%

Portfolio Turnover of the Portfolio	88	%(6)	92%		23%		29%	38%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

The investment adviser and administrator of the Fund and the investment adviser of the Portfolio reimbursed certain operating expenses (equal to 0.49%, 0.40%, 0.34%, 0.37% and 0.27% of average daily net assets for the years ended October 31, 2020, 2019, 2018, 2017 and 2016, respectively). Absent this reimbursement, total return would be lower.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)	Includes interest expense of 0.01% of average daily net assets for each of the years ended October 31, 2020, 2019, 2018 and 2016.

(6)	Includes the effect of To-Be-Announced (TBA) transactions.

11	See Notes to Financial Statements.

Eaton Vance

Global Bond Fund

October 31, 2020

Financial Highlights — continued

	Class I

	Year Ended October 31,
	2020		2019		2018		2017	2016

Net asset value — Beginning of year	$8.480		$8.480		$9.100		$8.750	$9.000

Income (Loss) From Operations

Net investment income(1)	$0.213		$0.319		$0.341		$0.272	$0.284

Net realized and unrealized gain (loss)	0.279		0.164		(0.529)		0.510	(0.003)

Total income (loss) from operations	$0.492		$0.483		$(0.188)		$0.782	$0.281

Less Distributions

From net investment income	$(0.395)		$(0.483)		$(0.056)		$(0.432)	$—

Tax return of capital	(0.167)		—		(0.376)		—	(0.531)

Total distributions	$(0.562)		$(0.483)		$(0.432)		$(0.432)	$(0.531)

Net asset value — End of year	$8.410		$8.480		$8.480		$9.100	$8.750

Total Return(2)(3)	6.04%		5.82%		(2.19)%		9.11%	3.22%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$33,597		$56,451		$62,225		$64,381	$74,480

Ratios (as a percentage of average daily net assets):(4)

Expenses(3)	0.71	%(5)	0.81	%(5)	0.81	%(5)	0.80%	0.81	%(5)

Net investment income	2.54%		3.73%		3.81%		3.02%	3.20%

Portfolio Turnover of the Portfolio	88	%(6)	92%		23%		29%	38%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)

The investment adviser and administrator of the Fund and the investment adviser of the Portfolio reimbursed certain operating expenses (equal to 0.49%, 0.40%, 0.34%, 0.37% and 0.27% of average daily net assets for the years ended October 31, 2020, 2019, 2018, 2017 and 2016, respectively). Absent this reimbursement, total return would be lower.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)	Includes interest expense of 0.01% of average daily net assets for each of the years ended October 31, 2020, 2019, 2018 and 2016.

(6)	Includes the effect of To-Be-Announced (TBA) transactions.

12	See Notes to Financial Statements.

Eaton Vance

Global Bond Fund

October 31, 2020

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Global Bond Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Effective January 25, 2019, Class C shares generally automatically convert to Class A shares ten years after their purchase and, effective November 5, 2020, automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in International Income Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (99.9% at October 31, 2020). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal and Other Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of October 31, 2020, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

G  Other — Investment transactions are accounted for on a trade date basis.

2  Distributions to Shareholders and Income Tax Information

The Fund expects to pay any required income distributions monthly and intends to distribute annually all or substantially all of its net realized capital gains. The Fund may include in its distributions amounts attributable to the imputed interest on foreign currency exposures and certain other derivative positions which, in certain circumstances, may result in a return of capital for federal income tax purposes. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only

13

Eaton Vance

Global Bond Fund

October 31, 2020

Notes to Financial Statements — continued

distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2020 and October 31, 2019 was as follows:

	Year Ended October 31,
	2020	2019

Ordinary income	$2,949,771	$4,738,053

Tax return of capital	$1,164,305	$—

During the year ended October 31, 2020, accumulated loss was increased by $32,028 and paid-in capital was increased by $32,028 due to differences between book and tax accounting. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2020, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Deferred capital losses	$(33,518,909)

Net unrealized depreciation	$(1,435,709)

At October 31, 2020, the Fund, for federal income tax purposes, had deferred capital losses of $33,518,909 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at October 31, 2020, $12,016,614 are short-term and $21,502,295 are long-term.

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Eaton Vance Management (EVM), a wholly-owned subsidiary of Eaton Vance Corp., as compensation for investment advisory services rendered to the Fund. Pursuant to the investment advisory agreement and subsequent fee reduction agreement between the Fund and EVM, the fee is computed at an annual rate of 0.50% of the Fund’s average daily net assets that are not invested in other investment companies for which EVM or its affiliates serve as investment adviser or administrator (“Investable Assets”) up to $1 billion and is payable monthly. On Investable Assets of $1 billion and over, the annual fee is reduced. The fee reduction cannot be terminated or reduced without the approval of a majority vote of the Trustees of the Fund who are not interested persons of EVM or the Fund and by the vote of a majority of the holders of interest in the Fund. For the year ended October 31, 2020, the Fund incurred no investment adviser fee on Investable Assets. To the extent the Fund’s assets are invested in the Portfolio, the Fund is allocated its share of the Portfolio’s investment adviser fee. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report. EVM also serves as the administrator of the Fund, but receives no compensation. EVM has agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding such expenses as borrowing costs, taxes or litigation expenses) exceed 1.00%, 1.70% and 0.70% of the Fund’s average daily net assets for Class A, Class C and Class I, respectively. This agreement may be changed or terminated after February 28, 2021. Pursuant to this agreement, EVM was allocated $212,983 of the Fund’s operating expenses for the year ended October 31, 2020.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2020, EVM earned $3,450 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $474 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2020. EVD also received distribution and service fees from Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

14

Eaton Vance

Global Bond Fund

October 31, 2020

Notes to Financial Statements — continued

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.30% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2020 amounted to $52,100 for Class A shares.

The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2020, the Fund paid or accrued to EVD $55,873 for Class C shares.

Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2020 amounted to $18,624 for Class C shares.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within 12 months of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended October 31, 2020, the Fund was informed that EVD received approximately $500 and $300 of CDSCs paid by Class A and Class C shareholders, respectively.

6  Investment Transactions

For the year ended October 31, 2020, increases and decreases in the Fund’s investment in the Portfolio aggregated $4,269,625 and $35,089,833, respectively.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2020	2019

Sales	426,434	606,089

Issued to shareholders electing to receive payments of distributions in Fund shares	127,840	116,761

Redemptions	(604,996)	(831,541)

Converted from Class C shares	29,094	13,302

Net decrease	(21,628)	(95,389)

	Year Ended October 31,
Class C	2020	2019

Sales	38,434	142,826

Issued to shareholders electing to receive payments of distributions in Fund shares	36,584	45,234

Redemptions	(552,039)	(714,714)

Converted to Class A shares	(29,095)	(13,315)

Net decrease	(506,116)	(539,969)

15

Eaton Vance

Global Bond Fund

October 31, 2020

Notes to Financial Statements — continued

	Year Ended October 31,
Class I	2020	2019

Sales	1,211,411	2,166,600

Issued to shareholders electing to receive payments of distributions in Fund shares	291,281	315,959

Redemptions	(4,168,097)	(3,165,650)

Net decrease	(2,665,405)	(683,091)

8  Additional Information

On October 8, 2020, Morgan Stanley and Eaton Vance Corp. (“Eaton Vance”) announced that they had entered into a definitive agreement under which Morgan Stanley would acquire Eaton Vance. Under the Investment Company Act of 1940, as amended, consummation of this transaction may be deemed to result in the automatic termination of an Eaton Vance Fund’s investment advisory agreement, and, where applicable, any related sub-advisory agreement. On November 24, 2020, the Fund’s Board approved a new investment advisory agreement. The new investment advisory agreement will be presented to Fund shareholders for approval, and, if approved, would take effect upon consummation of the transaction. Shareholders of record of the Fund at the close of business on December 11, 2020 are entitled to be present and vote at a joint special meeting of shareholders to be held on February 18, 2021 and at any adjournments or postponements thereof.

16

Eaton Vance

Global Bond Fund

October 31, 2020

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Global Bond Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Eaton Vance Global Bond Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), as of October 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 22, 2020

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

17

Eaton Vance

Global Bond Fund

October 31, 2020

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2021 will show the tax status of all distributions paid to your account in calendar year 2020. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

18

International Income Portfolio

October 31, 2020

Portfolio of Investments

Foreign Government Bonds — 44.6%
Security		Principal Amount (000’s omitted)	Value

Australia — 8.3%

Australia Government Bond, 1.00%, 12/21/30 (1)	AUD	1,300	$929,191

Australian Capital Territory, 1.25%, 5/22/25 (1)	AUD	2,350	1,717,515

New South Wales Treasury Corp., 4.00%, 5/20/26 (1)	AUD	2,500	2,100,829

Total Australia			$4,747,535

Bahrain — 1.0%

Kingdom of Bahrain, 7.00%, 10/12/28 (1)	USD	500	$553,129

Total Bahrain			$553,129

Egypt — 2.1%

Arab Republic of Egypt, 8.875%, 5/29/50 (1)	EGP	1,200	$1,216,242

Total Egypt			$1,216,242

Georgia — 0.2%

Georgia Treasury Bond, 7.00%, 5/30/24	GEL	430	$128,135

Total Georgia			$128,135

Iceland — 3.8%

Republic of Iceland, 5.00%, 11/15/28	ISK	59,300	$483,900

Republic of Iceland, 6.50%, 1/24/31	ISK	184,200	1,702,650

Total Iceland			$2,186,550

Indonesia — 4.2%

Indonesia Government Bond, 7.00%, 9/15/30	IDR	13,850,000	$975,892

Indonesia Government Bond, 7.50%, 6/15/35	IDR	14,000,000	987,898

Indonesia Government International Bond, 3.85%, 10/15/30	USD	375	428,180

Total Indonesia			$2,391,970

Malaysia — 1.5%

Malaysia Government Bond, 3.885%, 8/15/29	MYR	3,200	$844,857

Total Malaysia			$844,857

Mongolia — 0.4%

Mongolia Government International Bond, 5.125%, 4/7/26 (1)	USD	200	$207,232

Total Mongolia			$207,232

New Zealand — 6.3%

New Zealand Government Bond, 3.00%, 9/20/30 (1)(2)	NZD	4,019	$3,625,454

Total New Zealand			$3,625,454

Security		Principal Amount (000’s omitted)	Value

Peru — 2.0%

Peru Government Bond, 6.90%, 8/12/37	PEN	3,500	$1,146,443

Total Peru			$1,146,443

Philippines — 2.5%

Republic of the Philippines, 2.95%, 5/5/45	USD	500	$527,277

Republic of the Philippines, 6.25%, 1/14/36	PHP	34,000	906,411

Total Philippines			$1,433,688

Romania — 1.1%

Romanian Government International Bond, 3.375%, 1/28/50 (1)	EUR	500	$607,593

Total Romania			$607,593

Serbia — 7.5%

Serbia Treasury Bond, 5.875%, 2/8/28	RSD	370,200	$4,280,804

Total Serbia			$4,280,804

Ukraine — 3.7%

Ukraine Government International Bond, 15.70%, 1/20/21	UAH	30,860	$1,095,446

Ukraine Government International Bond, 18.00%, 3/24/21	UAH	28,055	1,013,609

Total Ukraine			$2,109,055

Total Foreign Government Bonds (identified cost $24,954,927)			$25,478,687

Foreign Corporate Bonds — 3.5%
Security		Principal Amount (000’s omitted)	Value

Iceland — 3.5%

Arion Banki HF, 6.00%, 4/12/24 (1)	ISK	100,000	$786,071

Islandsbanki HF, 6.40%, 10/26/23	ISK	40,000	314,556

Landsbankinn HF, 5.00%, 11/23/23 (1)	ISK	120,000	911,303

Total Iceland			$2,011,930

Total Foreign Corporate Bonds (identified cost $2,193,054)			$2,011,930

19	See Notes to Financial Statements.

International Income Portfolio

October 31, 2020

Portfolio of Investments — continued

Mortgage Pass-Throughs — 5.8%
Security		Principal Amount	Value

Federal National Mortgage Association:

2.00%, 30-Year, TBA(5)		$3,000,000	$3,086,789

3.942%, (COF + 1.78%), with maturity at 2035(3)		237,580	250,659

			$3,337,448

Total Mortgage Pass-Throughs (identified cost $3,327,718)			$3,337,448

Short-Term Investments — 42.8%

Foreign Government Securities — 4.1%
Security		Principal Amount (000’s omitted)	Value

Egypt — 4.1%

Egypt Treasury Bill, 0.00%, 11/24/20	EGP	9,500	$604,012

Egypt Treasury Bill, 0.00%, 4/6/21	EGP	14,600	884,972

Egypt Treasury Bill, 0.00%, 7/13/21	EGP	7,325	428,964

Egypt Treasury Bill, 0.00%, 10/12/21	EGP	7,750	440,327

Total Egypt			$2,358,275

Georgia — 0.0%(4)

Georgia Treasury Bill, 0.00%, 12/3/20	GEL	15	$4,620

Total Georgia			$4,620

Total Foreign Government Securities (identified cost $2,333,213)			$2,362,895

U.S. Treasury Obligations — 33.3%
Security		Principal Amount (000’s omitted)	Value

U.S. Treasury Bill, 0.093%, 11/5/20(6)		$19,000	$18,999,903

Total U.S. Treasury Obligations (identified cost $18,999,806)			$18,999,903

Other — 5.4%
Description	Units	Value

Eaton Vance Cash Reserves Fund, LLC, 0.12%(7)	3,099,970	$3,099,970

Total Other (identified cost $3,099,970)		$3,099,970

Total Short-Term Investments (identified cost $24,432,989)		$24,462,768

Total Investments— 96.7% (identified cost $54,908,688)		$55,290,833

Other Assets, Less Liabilities — 3.3%		$1,876,393

Net Assets — 100.0%		$57,167,226

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)

Security exempt from registration under Regulation S of the Securities Act of 1933, as amended, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, as amended, At October 31, 2020, the aggregate value of these securities is $12,654,559 or 22.1% of the Portfolio’s net assets.

(2)

Inflation-linked security whose principal is adjusted for inflation based on changes in a designated inflation index or inflation rate for the applicable country. Interest is calculated based on the inflation-adjusted principal.

(3)

Adjustable rate mortgage security whose interest rate generally adjusts monthly based on a weighted average of interest rates on the underlying mortgages. The coupon rate may not reflect the applicable index value as interest rates on the underlying mortgages may adjust on various dates and at various intervals and may be subject to lifetime ceilings and lifetime floors and lookback periods. Rate shown is the coupon rate at October 31, 2020.

(4)	Amount is less than 0.05%.

(5)

TBA (To Be Announced) securities are purchased or sold on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date are determined upon settlement.

(6)	Security (or a portion thereof) has been pledged to cover collateral requirements on open derivative contracts.

(7)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2020.

20	See Notes to Financial Statements.

International Income Portfolio

October 31, 2020

Portfolio of Investments — continued

Centrally Cleared Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Settlement Date	Value/Unrealized Appreciation (Depreciation)

EUR	10,500,000	USD	12,230,925	11/3/20	$(2,099)

EUR	10,500,000	USD	12,320,621	11/3/20	(91,796)

USD	12,427,454	EUR	10,500,000	11/3/20	198,628

USD	12,230,925	EUR	10,500,000	11/3/20	2,099

BRL	2,150,000	USD	372,501	11/4/20	2,198

BRL	860,000	USD	152,946	11/4/20	(3,067)

BRL	1,290,000	USD	228,909	11/4/20	(4,090)

USD	374,476	BRL	2,150,000	11/4/20	(222)

USD	149,000	BRL	860,000	11/4/20	(879)

USD	223,500	BRL	1,290,000	11/4/20	(1,318)

PEN	458,000	USD	127,428	11/5/20	(752)

PEN	1,080,000	USD	301,997	11/5/20	(3,285)

PEN	36,000	USD	10,006	11/5/20	(49)

PEN	334,000	USD	92,886	11/5/20	(507)

PEN	831,000	USD	231,097	11/5/20	(1,255)

USD	1,189,569	PEN	4,219,400	11/5/20	22,547

RUB	12,800,000	USD	163,911	11/9/20	(2,899)

USD	103,351	NZD	157,550	11/16/20	(822)

JPY	1,237,000,000	USD	11,628,344	11/19/20	188,953

USD	1,128,053	JPY	120,000,000	11/19/20	(18,330)

USD	3,611,058	JPY	383,000,000	11/19/20	(47,814)

JPY	366,523,081	USD	3,470,863	11/25/20	30,844

KRW	336,703,528	USD	284,038	12/1/20	12,042

KRW	320,385,472	USD	270,138	12/1/20	11,593

BRL	2,150,000	USD	374,142	12/2/20	36

CHF	2,250,000	USD	2,447,041	12/7/20	9,254

NOK	6,024,000	USD	645,597	12/7/20	(14,690)

USD	645,597	NOK	6,024,000	12/7/20	14,690

JPY	59,915,762	USD	564,606	12/8/20	7,926

KRW	607,320,000	USD	511,759	12/10/20	22,340

KRW	1,144,500,000	USD	963,571	12/10/20	42,944

KRW	572,500,000	USD	482,215	12/10/20	21,263

COP	426,200,000	USD	110,574	12/16/20	(669)

COP	450,800,000	USD	116,930	12/16/20	(681)

COP	600,000,000	USD	155,685	12/16/20	(962)

ZAR	3,900,000	USD	230,863	12/17/20	7,553

ZAR	40,979	USD	2,426	12/17/20	79

MXN	5,100,000	USD	239,285	12/18/20	(33)

IDR	3,323,075,000	USD	219,940	1/4/21	3,445

IDR	2,375,000,000	USD	159,675	1/4/21	(22)

INR	22,700,000	USD	306,749	1/5/21	(4,067)

INR	13,600,000	USD	182,562	1/5/21	(1,219)

INR	19,994,000	USD	268,351	1/5/21	(1,751)

INR	28,700,000	USD	385,259	1/5/21	(2,573)

21	See Notes to Financial Statements.

International Income Portfolio

October 31, 2020

Portfolio of Investments — continued

Centrally Cleared Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Settlement Date	Value/Unrealized Appreciation (Depreciation)

INR	42,300,000	USD	567,732	1/5/21	$(3,704)

JPY	48,774,501	USD	462,521	1/7/21	3,822

USD	3,359,178	NZD	5,052,004	1/7/21	18,643

USD	883,683	PHP	43,000,000	1/11/21	(704)

USD	60,626	NZD	92,450	1/13/21	(505)

KRW	113,652,000	USD	99,436	1/19/21	546

USD	501,227	SGD	680,000	1/26/21	3,372

AUD	4,764,246	USD	3,393,715	1/28/21	(43,439)

USD	4,780,497	AUD	6,711,071	1/28/21	61,190

USD	851,146	AUD	1,194,876	1/28/21	10,895

USD	147,218	NZD	220,000	1/28/21	1,748

					$444,447

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

MYR	1,250,000	USD	300,987	Goldman Sachs International	11/3/20	$—	$(145)

MYR	2,229,728	USD	536,121	Morgan Stanley & Co. International PLC	11/3/20	516	—

MYR	979,728	USD	235,823	Morgan Stanley & Co. International PLC	11/3/20	—	(28)

USD	300,553	MYR	1,250,000	Goldman Sachs International	11/3/20	—	(289)

USD	235,568	MYR	979,728	Morgan Stanley & Co. International PLC	11/3/20	—	(227)

USD	535,092	MYR	2,229,728	Morgan Stanley & Co. International PLC	11/3/20	—	(1,545)

CNH	3,000,000	USD	446,269	BNP Paribas	11/9/20	1,549	—

CNH	4,820,123	USD	704,357	Citibank, N.A.	11/9/20	15,156	—

CNH	1,139,477	USD	166,510	Citibank, N.A.	11/9/20	3,583	—

RUB	17,000,000	USD	218,509	Standard Chartered Bank	11/9/20	—	(4,665)

MXN	3,150,000	USD	149,864	JPMorgan Chase Bank, N.A.	11/18/20	—	(1,591)

EUR	21,961,000	USD	25,760,020	BNP Paribas	11/30/20	—	(167,921)

USD	4,812,662	EUR	4,102,904	BNP Paribas	11/30/20	31,372	—

USD	4,574,659	EUR	3,900,000	BNP Paribas	11/30/20	29,821	—

USD	4,148,189	EUR	3,536,425	BNP Paribas	11/30/20	27,041	—

USD	2,440,373	EUR	2,080,473	BNP Paribas	11/30/20	15,908	—

USD	2,202,167	EUR	1,877,397	BNP Paribas	11/30/20	14,355	—

USD	909,935	EUR	775,740	BNP Paribas	11/30/20	5,932	—

USD	904,252	EUR	770,895	BNP Paribas	11/30/20	5,894	—

USD	584,530	EUR	498,325	BNP Paribas	11/30/20	3,810	—

USD	304,892	EUR	259,927	BNP Paribas	11/30/20	1,987	—

KRW	489,400,000	USD	412,400	Australia and New Zealand Banking Group Limited	12/1/20	17,953	—

KRW	296,246,000	USD	254,930	Australia and New Zealand Banking Group Limited	12/1/20	5,573	—

MYR	604,099	USD	144,972	Goldman Sachs International	12/2/20	—	(101)

MYR	320,173	USD	76,931	Goldman Sachs International	12/2/20	—	(150)

22	See Notes to Financial Statements.

International Income Portfolio

October 31, 2020

Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

CNH	3,615,093	USD	527,427	Citibank, N.A.	12/9/20	$11,035	$—

CNH	854,608	USD	124,684	Citibank, N.A.	12/9/20	2,609	—

KRW	165,552,981	USD	140,254	Australia and New Zealand Banking Group Limited	12/10/20	5,340	—

USD	2,530	ZAR	40,979	Standard Chartered Bank	12/14/20	24	—

ZAR	2,500,000	USD	151,708	UBS AG	12/14/20	1,177	—

CNH	4,820,123	USD	701,507	Bank of America, N.A.	1/11/21	14,694	—

CNH	1,139,477	USD	165,836	Bank of America, N.A.	1/11/21	3,474	—

CNH	4,820,123	USD	701,476	UBS AG	1/11/21	14,725	—

CNH	1,139,477	USD	165,829	UBS AG	1/11/21	3,481	—

CNH	1,924,538	USD	285,540	Goldman Sachs International	1/21/21	208	—

CNH	454,961	USD	67,502	Goldman Sachs International	1/21/21	49	—

THB	34,560,000	USD	1,102,955	Standard Chartered Bank	1/26/21	5,534	—

MYR	2,229,728	USD	534,195	Morgan Stanley & Co. International PLC	2/2/21	—	(185)

						$242,800	$(176,847)

Futures Contracts

Description	Number of Contracts	Position	Expiration Date	Notional Amount	Value/Unrealized Appreciation (Depreciation)

Interest Rate Futures

Euro-Buxl	(2)	Short	12/8/20	$(532,851)	$(18,821)

U.S. 5-Year Treasury Note	(2)	Short	12/31/20	(251,203)	1,000

U.S. 10-Year Treasury Note	(3)	Short	12/21/20	(414,656)	2,930

U.S. Long Treasury Bond	(4)	Short	12/21/20	(689,875)	18,625

					$3,734

Centrally Cleared Interest Rate Swaps

Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

BRL	5,838	Receives	Brazil CETIP Interbank Deposit Rate (pays upon termination)	3.42% (pays upon termination)	1/3/22	$(848)	$—	$(848)

BRL	46,281	Receives	Brazil CETIP Interbank Deposit Rate (pays upon termination)	3.44% (pays upon termination)	1/3/22	(9,004)	—	(9,004)

BRL	52,136	Pays	Brazil CETIP Interbank Deposit Rate (pays upon termination)	3.08% (pays upon termination)	1/3/22	(26,415)	—	(26,415)

23	See Notes to Financial Statements.

International Income Portfolio

October 31, 2020

Portfolio of Investments — continued

Centrally Cleared Interest Rate Swaps (continued)

Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

CNY	21,500	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.28% (pays quarterly)	6/8/25	$(42,909)	$—	$(42,909)

CNY	9,300	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.79% (pays quarterly)	9/8/25	12,935	—	12,935

MXN	27,000	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	5.11% (pays monthly)	5/5/25	2,343	—	2,343

MXN	24,000	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	6.70% (pays monthly)	10/3/29	77,538	—	77,538

SGD	3,500	Pays	6-month Singapore Swap Offered Rate (pays semi-annually)	1.64% (pays semi-annually)	10/16/29	191,480	—	191,480

THB	70,000	Pays	6-month THB Fixing Rate (pays semi-annually)	1.37% (pays semi-annually)	10/17/29	50,885	—	50,885

USD	96	Receives	3-month USD-LIBOR (pays quarterly)	0.64% (pays semi-annually)	6/30/30	1,913	—	1,913

USD	270	Receives	3-month USD-LIBOR (pays quarterly)	0.62% (pays semi-annually)	7/1/30	5,821	—	5,821

USD	340	Receives	3-month USD-LIBOR (pays quarterly)	0.82% (pays semi-annually)	5/12/50	42,598	—	42,598

USD	200	Receives	3-month USD-LIBOR (pays quarterly)	0.92% (pays semi-annually)	6/30/50	19,970	—	19,970

Total						$326,307	$—	$326,307

Interest Rate Swaps

Counterparty	Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value/Unrealized Appreciation

Citibank, N.A.	MYR	8,000	Pays	3-month MYR KLIBOR (pays quarterly)	3.15% (pays quarterly)	10/14/24	$93,285

Total							$93,285

24	See Notes to Financial Statements.

International Income Portfolio

October 31, 2020

Portfolio of Investments — continued

Centrally Cleared Credit Default Swaps — Sell Protection

Reference Entity	Notional Amount (000’s omitted)	Contract Annual Fixed Rate**	Termination Date	Current Market Annual Fixed Rate***	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

Brazil	$731	1.00% (pays quarterly)(1)	12/20/25	2.15%	$(40,485)	$51,205	$10,720

Colombia	689	1.00% (pays quarterly)(1)	12/20/25	1.26	(8,099)	18,287	10,188

Greece	3,200	1.00% (pays quarterly)(1)	12/20/25	1.46	(70,237)	83,565	13,328

Mexico	689	1.00% (pays quarterly)(1)	12/20/25	1.28	(8,858)	20,097	11,239

Peru	661	1.00% (pays quarterly)(1)	12/20/25	0.60	14,199	(5,320)	8,879

Chile	651	1.00% (pays quarterly)(1)	12/20/25	0.57	15,005	(9,886)	5,119

Total	$6,621				$(98,475)	$157,948	$59,473

Credit Default Swaps — Sell Protection

Reference Entity	Counterparty	Notional Amount* (000’s omitted)	Contract Annual Fixed Rate**	Termination Date	Current Market Annual Fixed Rate***	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

Vietnam	Barclays Bank PLC	$300	1.00% (pays quarterly)(1)	12/20/25	1.27%	$(3,692)	$3,932	$240

Total		$300				$(3,692)	$3,932	$240

Credit Default Swaps — Buy Protection

Reference Entity	Counterparty	Notional Amount (000’s omitted)	Contract Annual Fixed Rate**	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

Vietnam	Goldman Sachs International	$200	1.00% (pays quarterly)(1)	12/20/25	$(2,462)	$2,645	$183

Total					$(2,462)	$2,645	$183

*

If the Portfolio is the seller of credit protection, the notional amount is the maximum potential amount of future payments the Portfolio could be required to make if a credit event, as defined in the credit default swap agreement, were to occur. At October 31, 2020, such maximum potential amount for all open credit default swaps in which the Portfolio is the seller was $6,921,000.

**

The contract annual fixed rate represents the fixed rate of interest received by the Portfolio (as a seller of protection) or paid by the Portfolio (as a buyer of protection) on the notional amount of the credit default swap contract.

***

Current market annual fixed rates, utilized in determining the net unrealized appreciation or depreciation as of period end, serve as an indicator of the market’s perception of the current status of the payment/performance risk associated with the credit derivative. The current market annual fixed rate of a particular reference entity reflects the cost, as quoted by the pricing vendor, of selling protection against default of that entity as of period end and may include upfront payments required to be made to enter into the agreement. The higher the fixed rate, the greater the market perceived risk of a credit event involving the reference entity. A rate identified as “Defaulted” indicates a credit event has occurred for the reference entity.

(1)	Upfront payment is exchanged with the counterparty as a result of the standardized trading coupon.

25	See Notes to Financial Statements.

International Income Portfolio

October 31, 2020

Portfolio of Investments — continued

Abbreviations:

COF	–	Cost of Funds 11th District

TBA	–	To Be Announced

Currency Abbreviations:

AUD	–	Australian Dollar

BRL	–	Brazilian Real

CHF	–	Swiss Franc

CNH	–	Chinese Yuan Renminbi

CNY	–	Yuan Renminbi

COP	–	Colombian Peso

EGP	–	Egyptian Pound

EUR	–	Euro

GEL	–	Georgian Lari

IDR	–	Indonesian Rupiah

INR	–	Indian Rupee

ISK	–	Icelandic Krona

JPY	–	Japanese Yen

KRW	–	South Korean Won

MXN	–	Mexican Peso

MYR	–	Malaysian Ringgit

NOK	–	Norwegian Krone

NZD	–	New Zealand Dollar

PEN	–	Peruvian Sol

PHP	–	Philippine Peso

RSD	–	Serbian Dinar

RUB	–	Russian Ruble

SGD	–	Singapore Dollar

THB	–	Thai Baht

UAH	–	Ukrainian Hryvnia

USD	–	United States Dollar

ZAR	–	South African Rand

26	See Notes to Financial Statements.

International Income Portfolio

October 31, 2020

Statement of Assets and Liabilities

Assets	October 31, 2020

Unaffiliated investments, at value (identified cost, $51,808,718)	$52,190,863

Affiliated investment, at value (identified cost, $3,099,970)	3,099,970

Cash	23,223

Deposits for derivative collateral —

Financial futures contracts	44,138

Centrally cleared derivatives	3,977,081

OTC derivatives	110,000

Foreign currency, at value (identified cost, $369,874)	368,936

Interest receivable	541,097

Dividends receivable from affiliated investment	294

Receivable for variation margin on open financial futures contracts	3,169

Receivable for open forward foreign currency exchange contracts	242,800

Receivable for open swap contracts	93,708

Receivable from affiliate	7,876

Total assets	$60,703,155

Liabilities

Cash collateral due to broker	$110,000

Payable for when-issued securities/forward purchase commitments	3,079,789

Payable for variation margin on open centrally cleared derivatives	7,898

Payable for open forward foreign currency exchange contracts	176,847

Upfront receipts on open non-centrally cleared swap contracts	6,577

Payable to affiliates:

Investment adviser fee	24,224

Trustees’ fees	296

Accrued foreign capital gains taxes	10,265

Accrued expenses	120,033

Total liabilities	$3,535,929

Net Assets applicable to investors’ interest in Portfolio	$57,167,226

27	See Notes to Financial Statements.

International Income Portfolio

October 31, 2020

Statement of Operations

Investment Income	Year Ended October 31, 2020

Interest (net of foreign taxes, $125,483)	$2,043,170

Dividends from affiliated investment	18,666

Total investment income	$2,061,836

Expenses

Investment adviser fee	$322,857

Trustees’ fees and expenses	3,815

Custodian fee	132,741

Legal and accounting services	77,987

Interest expense	9,109

Miscellaneous	19,100

Total expenses	$565,609

Deduct —

Allocation of expenses to affiliate	$104,500

Total expense reductions	$104,500

Net expenses	$461,109

Net investment income	$1,600,727

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —

Investment transactions (net of foreign capital gains taxes of $10,820)	$(118,889)

Investment transactions — affiliated investment	526

Financial futures contracts	(11,020)

Swap contracts	668,649

Foreign currency transactions	(93,966)

Forward foreign currency exchange contracts	593,604

Net realized gain	$1,038,904

Change in unrealized appreciation (depreciation) —

Investments (including net increase of $10,265 in accrued foreign capital gains taxes)	$(46,652)

Investments — affiliated investment	(628)

Financial futures contracts	3,734

Swap contracts	581,437

Foreign currency	1,906

Forward foreign currency exchange contracts	163,734

Net change in unrealized appreciation (depreciation)	$703,531

Net realized and unrealized gain	$1,742,435

Net increase in net assets from operations	$3,343,162

28	See Notes to Financial Statements.

International Income Portfolio

October 31, 2020

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2020	2019

From operations —

Net investment income	$1,600,727	$3,280,409

Net realized gain	1,038,904	187,919

Net change in unrealized appreciation (depreciation)	703,531	1,528,518

Net increase in net assets from operations	$3,343,162	$4,996,846

Capital transactions —

Contributions	$4,269,625	$8,811,460

Withdrawals	(35,089,833)	(24,326,854)

Net decrease in net assets from capital transactions	$(30,820,208)	$(15,515,394)

Net decrease in net assets	$(27,477,046)	$(10,518,548)

Net Assets

At beginning of year	$84,644,272	$95,162,820

At end of year	$57,167,226	$84,644,272

29	See Notes to Financial Statements.

International Income Portfolio

October 31, 2020

Financial Highlights

	Year Ended October 31,
Ratios/Supplemental Data	2020		2019		2018		2017		2016

Ratios (as a percentage of average daily net assets):

Expenses	0.71	%(1)(2)	0.81	%(1)(2)	0.81	%(1)(2)	0.80	%(1)	0.81	%(1)(2)

Net investment income	2.48%		3.73%		3.81%		3.02%		3.17%

Portfolio Turnover	88	%(3)	92%		23%		29%		38%

Total Return	6.04	%(1)	5.92	%(1)	(2.28	)%(1)	9.09	%(1)	3.25	%(1)

Net assets, end of year (000’s omitted)	$57,167		$84,644		$95,163		$102,912		$138,716

(1)

The investment adviser reimbursed certain operating expenses (equal to 0.16%, 0.09%, 0.11%, 0.13% and 0.08% of average daily net assets for the years ended October 31, 2020, 2019, 2018, 2017 and 2016, respectively). Absent this reimbursement, total return would be lower.

(2)	Includes interest expense of 0.01% for each of the years ended October 31, 2020, 2019, 2018 and 2016.

(3)	Includes the effect of To-Be-Announced (TBA) transactions.

30	See Notes to Financial Statements.

International Income Portfolio

October 31, 2020

Notes to Financial Statements

1  Significant Accounting Policies

International Income Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is total return. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2020, Eaton Vance Global Bond Fund held a 99.9% interest in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Derivatives. Financial futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average ask prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service. Swaps are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract, and in the case of credit default swaps, based on credit spread quotations obtained from broker/dealers and expected default recovery rates determined by the pricing service using proprietary models. Future cash flows on swaps are discounted to their present value using swap rates provided by electronic data services or by broker/dealers.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads.

Affiliated Fund. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Withholding taxes on foreign interest have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. Inflation adjustments to the principal amount of inflation-adjusted bonds and notes are reflected as interest income. Deflation adjustments to the principal amount of an inflation-adjusted bond or note are reflected as reductions to interest income to the extent of interest income previously recorded on such bond or note. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities.

D  Federal and Other Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.

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In addition to the requirements of the Internal Revenue Code, the Portfolio may also be subject to local taxes on the recognition of capital gains in certain countries. In determining the daily net asset value, the Portfolio estimates the accrual for such taxes, if any, based on the unrealized appreciation on certain portfolio securities and the related tax rates. Taxes attributable to unrealized appreciation are included in the change in unrealized appreciation (depreciation) on investments. Capital gains taxes on securities sold are included in net realized gain (loss) on investments.

As of October 31, 2020, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

H  Financial Futures Contracts — Upon entering into a financial futures contract, the Portfolio is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Portfolio each business day, depending on the daily fluctuations in the value of the underlying security, and are recorded as unrealized gains or losses by the Portfolio. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

I  Forward Foreign Currency Exchange Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. While forward foreign currency exchange contracts are privately negotiated agreements between the Portfolio and a counterparty, certain contracts may be “centrally cleared”, whereby all payments made or received by the Portfolio pursuant to the contract are with a central clearing party (CCP) rather than the original counterparty. The CCP guarantees the performance of the original parties to the contract. Upon entering into centrally cleared contracts, the Portfolio is required to deposit with the CCP, either in cash or securities, an amount of initial margin determined by the CCP, which is subject to adjustment. For centrally cleared contracts, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar. In the case of centrally cleared contracts, counterparty risk is minimal due to protections provided by the CCP.

J  Interest Rate Swaps — Swap contracts are privately negotiated agreements between the Portfolio and a counterparty. Certain swap contracts may be centrally cleared. Pursuant to interest rate swap agreements, the Portfolio either makes floating-rate payments to the counterparty (or CCP in the case of centrally cleared swaps) based on a benchmark interest rate in exchange for fixed-rate payments or the Portfolio makes fixed-rate payments to the counterparty (or CCP in the case of a centrally cleared swap) in exchange for payments on a floating benchmark interest rate. Payments received or made, including amortization of upfront payments/receipts, are recorded as realized gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. The value of the swap is determined by changes in the relationship between two rates of interest. The Portfolio is exposed to credit loss in the event of non-performance by the swap counterparty. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP. Risk may also arise from movements in interest rates.

K  Credit Default Swaps — When the Portfolio is the buyer of a credit default swap contract, the Portfolio is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty (or CCP in the case of a centrally cleared swap) to the contract if a credit event by a third party, such as a U.S. or foreign corporate issuer or sovereign issuer, on the debt obligation occurs. In return, the Portfolio pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event

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occurs, the Portfolio would have spent the stream of payments and received no proceeds from the contract. When the Portfolio is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If the Portfolio is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Portfolio could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Portfolio for the same referenced obligation. As the seller, the Portfolio may create economic leverage to its portfolio because, in addition to its total net assets, the Portfolio is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. The Portfolio also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. For financial reporting purposes, unamortized upfront payments or receipts, if any, are netted with unrealized appreciation or depreciation on swap contracts to determine the market value of swaps as presented in Notes 5 and 8. The Portfolio segregates assets in the form of cash or liquid securities in an amount equal to the notional amount of the credit default swaps of which it is the seller. The Portfolio segregates assets in the form of cash or liquid securities in an amount equal to any unrealized depreciation of the credit default swaps of which it is the buyer, marked-to-market on a daily basis. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP.

L  When-Issued Securities and Delayed Delivery Transactions — The Portfolio may purchase or sell securities on a delayed delivery, when-issued or forward commitment basis, including TBA (To Be Announced) securities. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Portfolio maintains cash and/or security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery, when-issued or forward commitment basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract. A forward purchase or sale commitment may be closed by entering into an offsetting commitment or delivery of securities. The Portfolio will realize a gain or loss on investments based on the price established when the Portfolio entered into the commitment.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM and an indirect subsidiary of Eaton Vance Corp., as compensation for investment advisory services rendered to the Portfolio. Pursuant to the investment advisory agreement and subsequent fee reduction agreement between the Portfolio and BMR, the fee is computed at an annual rate of 0.500% of the Portfolio’s average daily net assets up to $1 billion, 0.475% from $1 billion but less than $2.5 billion and at reduced rates on daily net assets of $2.5 billion or more, and is payable monthly. The fee reduction cannot be terminated or reduced without the approval of a majority vote of the Trustees of the Portfolio who are not interested persons of BMR or the Portfolio and by the vote of a majority of the holders of interest in the Portfolio. For the year ended October 31, 2020, the Portfolio’s investment adviser fee amounted to $322,857 or 0.500% of the Portfolio’s average daily net assets. Pursuant to a voluntary expense reimbursement, BMR was allocated $104,500 of the Portfolio’s operating expenses for the year ended October 31, 2020. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2020, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, and including maturities, paydowns and TBA transactions, for the year ended October 31, 2020 were as follows:

	Purchases	Sales

Investments (non-U.S. Government)	$24,320,764	$15,514,565

U.S. Government and Agency Securities	8,003,505	5,047,140

	$32,324,269	$20,561,705

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4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Portfolio at October 31, 2020, as determined on a federal income tax basis, were as follows:

Aggregate cost	$54,827,343

Gross unrealized appreciation	$1,206,586

Gross unrealized depreciation	(659,986)

Net unrealized appreciation	$546,600

5  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts, futures contracts and swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 2020 is included in the Portfolio of Investments. At October 31, 2020, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

In the normal course of pursuing its investment objective, the Portfolio is subject to the following risks:

Credit Risk: The Portfolio enters into credit default swap contracts to enhance total return and/or as a substitute for the purchase or sale of securities.

Foreign Exchange Risk: The Portfolio engages in forward foreign currency exchange contracts to enhance total return, to seek to hedge against fluctuations in currency exchange rates and/or as a substitute for the purchase or sale of securities or currencies.

Interest Rate Risk: The Portfolio utilizes futures contracts and interest rate swaps to enhance total return, to seek to hedge against fluctuations in interest rates, and/or to change the effective duration of its portfolio.

The Portfolio enters into over-the-counter (OTC) derivatives that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Portfolio’s net assets below a certain level over a certain period of time, which would trigger a payment by the Portfolio for those derivatives in a liability position. At October 31, 2020, the fair value of derivatives with credit-related contingent features in a net liability position was $183,001. The aggregate fair value of assets pledged as collateral by the Portfolio for such liability was $119,999 at October 31, 2020.

The OTC derivatives in which the Portfolio invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Portfolio has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Portfolio’s net assets decline by a stated percentage or the Portfolio fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Portfolio of any net liability owed to it.

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Portfolio and/or counterparty is held in segregated accounts by the Portfolio’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as deposits for derivatives collateral and, in the case of cash pledged by a counterparty for the benefit of the Portfolio, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Portfolio as collateral, if any, are identified as such in the Portfolio of Investments. The carrying amount of the liability for cash collateral due to broker at October 31, 2020 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 8) at October 31, 2020.

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Notes to Financial Statements — continued

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at October 31, 2020 was as follows:

	Fair Value
Statement of Assets and Liabilities Caption	Credit	Foreign Exchange	Interest Rate		Total

Not applicable	$29,204 *	$698,650 *	$428,038	*	$1,155,892

Receivable for open forward foreign currency exchange contracts	—	242,800	—		242,800

Receivable for open swap contracts	—	—	93,285		93,285

Total Asset Derivatives	$29,204	$941,450	$521,323		$1,491,977

Derivatives not subject to master netting or similar agreements	$29,204	$698,650	$428,038		$1,155,892

Total Asset Derivatives subject to master netting or similar agreements	$—	$242,800	$93,285		$336,085

	Credit	Foreign Exchange	Interest Rate		Total

Not applicable	$(127,679)*	$(254,203)*	$(97,997	)*	$(479,879)

Payable for open forward foreign currency exchange contracts	—	(176,847)	—		(176,847)

Receivable for open swap contracts; Upfront receipts on open non-centrally cleared swap contracts	(6,154)	—	—		(6,154)

Total Liability Derivatives	$(133,833)	$(431,050)	$(97,997)		$(662,880)

Derivatives not subject to master netting or similar agreements	$(127,679)	$(254,203)	$(97,997)		$(479,879)

Total Liability Derivatives subject to master netting or similar agreements	$(6,154)	$(176,847)	$—		$(183,001)

*

Only the current day’s variation margin on open futures contracts and centrally cleared derivatives is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin on open financial futures contracts and centrally cleared derivatives, as applicable.

The Portfolio’s derivative assets and liabilities at fair value by risk, which are reported gross in the Statement of Assets and Liabilities, are presented in the table above. The following tables present the Portfolio’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Portfolio for such assets and pledged by the Portfolio for such liabilities as of October 31, 2020.

Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)

Australia and New Zealand Banking Group Limited	$28,866	$—	$—	$—	$28,866

Bank of America, N.A.	18,168	—	—	—	18,168

BNP Paribas	137,669	(137,669)	—	—	—

Citibank, N.A.	125,668	—	—	(110,000)	15,668

Goldman Sachs International	257	(257)	—	—	—

Morgan Stanley & Co. International PLC	516	(516)	—	—	—

Standard Chartered Bank	5,558	(4,665)	—	—	893

UBS AG	19,383	—	—	—	19,383

	$336,085	$(143,107)	$—	$(110,000)	$82,978

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Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)

Barclays Bank PLC	$(3,692)	$—	$—	$—	$(3,692)

BNP Paribas	(167,921)	137,669	30,252	—	—

Goldman Sachs International	(3,147)	257	—	—	(2,890)

JPMorgan Chase Bank, N.A.	(1,591)	—	—	—	(1,591)

Morgan Stanley & Co. International PLC	(1,985)	516	—	—	(1,469)

Standard Chartered Bank	(4,665)	4,665	—	—	—

	$(183,001)	$143,107	$30,252	$—	$(9,642)

(a)	In some instances, the total collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b)	Net amount represents the net amount due from the counterparty in the event of default.

(c)	Net amount represents the net amount payable to the counterparty in the event of default.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure for the year ended October 31, 2020 was as follows:

Statement of Operations Caption	Credit	Foreign Exchange	Interest Rate	Total

Net realized gain (loss) —

Financial futures contracts	$—	$—	$(11,020)	$(11,020)

Swap contracts	111,445	—	557,204	668,649

Forward foreign currency exchange contracts	—	593,604	—	593,604

Total	$111,445	$593,604	$546,184	$1,251,233

Change in unrealized appreciation (depreciation) —

Financial futures contracts	$—	$—	$3,734	$3,734

Swap contracts	59,896	—	521,541	581,437

Forward foreign currency exchange contracts	—	163,734	—	163,734

Total	$59,896	$163,734	$525,275	$748,905
The average notional cost of futures contracts and average notional amounts of other derivative contracts outstanding during the year ended October 31, 2020, which are indicative of the volume of these derivative types, were approximately as follows:

Futures Contracts — Short	Forward Foreign Currency Exchange Contracts*	Swap Contracts

$862,000	$132,433,000	$19,201,000

*	The average notional amount for forward foreign currency exchange contracts is based on the absolute value of notional amounts of currency purchased and currency sold.

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6  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in an $800 million unsecured line of credit agreement with a group of banks, which is in effect through October 26, 2021. Borrowings are made by the Portfolio solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2020, an upfront fee and arrangement fee totaling $950,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2020.

7  Investments in Affiliated Funds

At October 31, 2020, the value of the Portfolio’s investment in affiliated funds was $3,099,970, which represents 5.4% of the Portfolio’s net assets. Transactions in affiliated funds by the Portfolio for the year ended October 31, 2020 were as follows:

Name of affiliated fund	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units, end of period

Short-Term Investments

Eaton Vance Cash Reserves Fund, LLC	$6,491,338	$59,314,858	$(62,706,124)	$526	$(628)	$3,099,970	$18,666	3,099,970

8  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

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At October 31, 2020, the hierarchy of inputs used in valuing the Portfolio’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Foreign Government Bonds	$—	$25,478,687	$—	$25,478,687

Foreign Corporate Bonds	—	2,011,930	—	2,011,930

Mortgage Pass-Throughs	—	3,337,448	—	3,337,448

Short-Term Investments —

Foreign Government Securities	—	2,362,895	—	2,362,895

U.S. Treasury Obligations	—	18,999,903	—	18,999,903

Other	—	3,099,970	—	3,099,970

Total Investments	$—	$55,290,833	$—	$55,290,833

Forward Foreign Currency Exchange Contracts	$—	$941,450	$—	$941,450

Futures Contracts	22,555	—	—	22,555

Swap Contracts	—	527,972	—	527,972

Total	$22,555	$56,760,255	$—	$56,782,810

Liability Description

Forward Foreign Currency Exchange Contracts	$—	$(431,050)	$—	$(431,050)

Futures Contracts	(18,821)	—	—	(18,821)

Swap Contracts	—	(213,009)	—	(213,009)

Total	$(18,821)	$(644,059)	$—	$(662,880)

9  Risks and Uncertainties

Risks Associated with Foreign Investments

The Portfolio’s investments in foreign instruments can be adversely affected by changes in currency exchange rates and political, economic and market developments abroad. In emerging or less developed countries, these risks can be more significant. Investment markets in emerging market countries are typically substantially smaller, less liquid and more volatile than the major markets in developed countries. Emerging market countries may have relatively unstable governments and economies. Emerging market investments often are subject to speculative trading, which typically contributes to volatility.

The Portfolio may have difficulties enforcing its legal or contractual rights in a foreign country. Economic data as reported by foreign governments and other issuers may be delayed, inaccurate or fraudulent. In the event of a default by a sovereign entity, there are typically no assets to be seized or cash flows to be attached. Furthermore, the willingness or ability of a foreign government to renegotiate defaulted debt may be limited.

Pandemic Risk

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in December 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, the economies of individual countries, individual companies, and the market in general, and may continue to do so in significant and unforeseen ways, as may other epidemics and pandemics that may arise in the future. Any such impact could adversely affect the Portfolio’s performance, or the performance of the securities in which the Portfolio invests.

10  Additional Information

On October 8, 2020, Morgan Stanley and Eaton Vance Corp. (“Eaton Vance”) announced that they had entered into a definitive agreement under which Morgan Stanley would acquire Eaton Vance. Under the Investment Company Act of 1940, as amended, consummation of this transaction may be deemed to result in the automatic termination of an Eaton Vance Fund’s investment advisory agreement, and, where applicable, any related sub-advisory agreement. On November 24, 2020, the Portfolio’s Board approved a new investment advisory agreement. The new investment advisory agreement will be presented to Portfolio interest holders for approval, and, if approved, would take effect upon consummation of the transaction. A special joint meeting of Portfolio interest holders will be held on February 18, 2021, at which the proposed investment advisory agreement for the Portfolio will be submitted for approval.

38

International Income Portfolio

October 31, 2020

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of International Income Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of International Income Portfolio (the “Portfolio”), including the portfolio of investments, as of October 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of October 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 22, 2020

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

39

Eaton Vance

Global Bond Fund

October 31, 2020

Liquidity Risk Management Program

The Fund has implemented a written liquidity risk management program (Program) and related procedures to manage its liquidity in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (Liquidity Rule). The Liquidity Rule defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Fund’s Board of Trustees/Directors has designated the investment adviser to serve as the administrator of the Program and the related procedures. The administrator has established a Liquidity Risk Management Oversight Committee (Committee) to perform the functions necessary to administer the Program. As part of the Program, the administrator is responsible for identifying illiquid investments and categorizing the relative liquidity of the Fund’s investments in accordance with the Liquidity Rule. Under the Program, the administrator assesses, manages, and periodically reviews the Fund’s liquidity risk, and is responsible for making certain reports to the Fund’s Board of Trustees/Directors and the Securities and Exchange Commission (SEC) regarding the liquidity of the Fund’s investments, and to notify the Board of Trustees/Directors and the SEC of certain liquidity events specified in the Liquidity Rule. The liquidity of the Fund’s portfolio investments is determined based on a number of factors including, but not limited to, relevant market, trading and investment-specific considerations under the Program.

At a meeting of the Fund’s Board of Trustees/Directors, the Committee provided a written report to the Fund’s Board of Trustees/Directors pertaining to the operation, adequacy, and effectiveness of implementation of the Program, as well as the operation of the highly liquid investment minimum (if applicable) for the period December 1, 2018 through December 31, 2019 (Review Period). The Program operated effectively during the Review Period, supporting the administrator’s ability to assess, manage and monitor Fund liquidity risk, including during periods of market volatility and net redemptions. During the Review Period, the Fund met redemption requests on a timely basis.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

40

Eaton Vance

Global Bond Fund

October 31, 2020

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and International Income Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 143 portfolios (with the exception of Messrs. Faust and Wennerholm and Ms. Frost who oversee 142 portfolios) in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Tust/Portfolio Position(s)	Trustee Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 142 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolio.

Other Directorships in the Last Five Years. Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Other Directorships in the Last Five Years. None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Other Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Other Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Other Directorships in the Last Five Years. Director of DraftKings, Inc.

(digital sports entertainment and gaming company) (since September 2020). Director of Groupon, Inc. (e-commerce provider) (since April 2020). Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Formerly, Director of Dynex Capital, Inc. (mortgage REIT) (2013-2020).

41

Eaton Vance

Global Bond Fund

October 31, 2020

Management and Organization — continued

Name and Year of Birth	Tust/Portfolio Position(s)	Trustee Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson) and 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Other Directorships in the Last Five Years. None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Other Directorships in the Last Five Years. None.

Keith Quinton 1958	Trustee	2018

Private investor, researcher and lecturer. Independent Investment Committee Member at New Hampshire Retirement System (since 2017). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Other Directorships in the Last Five Years. Director (since 2016) and Chairman (since 2019) of New Hampshire Municipal Bond Bank.

Marcus L. Smith 1966	Trustee	2018

Private investor. Member of Posse Boston Advisory Board (foundation) (since 2015). Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Other Directorships in the Last Five Years. Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Director of Ascot Group Limited and certain of its subsidiaries (insurance and reinsurance) (since 2018). Formerly, Director of Hagerty Holding Corp. (insurance and reinsurance) (2015-2018). Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Other Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Scott E. Wennerholm 1959	Trustee	2016

Private Investor. Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Other Directorships in the Last Five Years. None.

Name and Year of Birth	Trust/Portfolio Position(s)	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees

Eric A. Stein 1980	President	2020	Vice President and Chief Investment Officer, Fixed Income of EVM and BMR. Prior to November 1, 2020, Mr. Stein was a co-Director of Eaton Vance’s Global Income Investments. Also Vice President of Calvert Research and Management (“CRM”).

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of CRM.

42

Eaton Vance

Global Bond Fund

October 31, 2020

Management and Organization — continued

Name and Year of Birth	Trust/Portfolio Position(s)	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees (continued)

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

43

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each entity listed below has adopted a privacy policy and procedures (“Privacy Program”) Eaton Vance believes is reasonably designed to protect your personal information and to govern when and with whom Eaton Vance may share your personal information.

•

At the time of opening an account, Eaton Vance generally requires you to provide us with certain information such as name, address, social security number, tax status, account numbers, and account balances. This information is necessary for us to both open an account for you and to allow us to satisfy legal requirements such as applicable anti-money laundering reviews and know-your-customer requirements.

•

On an ongoing basis, in the normal course of servicing your account, Eaton Vance may share your information with unaffiliated third parties that perform various services for Eaton Vance and/or your account. These third parties include transfer agents, custodians, broker/dealers and our professional advisers, including auditors, accountants, and legal counsel. Eaton Vance may additionally share your personal information with our affiliates.

•	We believe our Privacy Program is reasonably designed to protect the confidentiality of your personal information and to prevent unauthorized access to that information.

•

We reserve the right to change our Privacy Program at any time upon proper notification to you. You may want to review our Privacy Program periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of protecting your personal information applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, and Calvert Funds. This Privacy Notice supersedes all previously issued privacy disclosures. For more information about our Privacy Program or about how your personal information may be used, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

44

Investment Adviser of International Income Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Investment Adviser and Administrator of Eaton Vance Global Bond Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*

FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

3042    10.31.20

Eaton Vance

Global Income Builder Fund

Annual Report

October 31, 2020

Important Note. Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (eatonvance.com/funddocuments), and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you are a direct investor, you may elect to receive shareholder reports and other communications from the Fund electronically by signing up for e-Delivery at eatonvance.com/edelivery. If you own your shares through a financial intermediary (such as a broker-dealer or bank), you must contact your financial intermediary to sign up.

You may elect to receive all future Fund shareholder reports in paper free of charge. If you are a direct investor, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-262-1122. If you own these shares through a financial intermediary, you must contact your financial intermediary or follow instructions included with this disclosure, if applicable, to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Eaton Vance funds held directly or to all funds held through your financial intermediary, as applicable.

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The investment adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator. The adviser is also registered as a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2020

Eaton Vance

Global Income Builder Fund

Eaton Vance

Global Income Builder Fund

October 31, 2020

Management’s Discussion of Fund Performance1

Economic and Market Conditions

The 12-month period that began November 1, 2019, included some of the best and worst equity performances in over a decade.

The period began with global equities rallying in the closing months of 2019, supported by interest rate reductions by dozens of central banks worldwide. In July 2019, the U.S. Federal Reserve (the Fed) had cut rates for the first time in over a decade, followed by two additional rate cuts in September and October.

In January 2020, however, news of the novel coronavirus outbreak in China began to raise investor concerns. As the virus turned into a global pandemic in February and March, it ended the longest-ever U.S. economic expansion and triggered a global economic slowdown. Equity markets along with credit markets plunged in value amid unprecedented volatility.

In response, the Fed announced two emergency rate cuts in March 2020 — lowering the federal funds rate to 0.00%-0.25% — along with other measures designed to shore up the markets. Across the globe, other central banks and governments launched aggressive monetary and fiscal responses to help mitigate the economic effects of the virus.

These moves helped calm the markets and initiated a global equity rally that began in late March and lasted through August. In the second quarter of 2020, U.S. stocks reported their best quarterly returns since 1998 — on the heels of the worst first quarter for American stocks since the 2007-2008 global financial crisis. As with U.S. equities, overseas stock indexes reflected investor optimism as economies started to emerge from coronavirus lockdowns and factories resumed production.

In the final two months of the period, however, the equity rally stalled as the pandemic appeared to increase its drag on the global economy. Across Europe, nations that seemed to have beaten back the coronavirus during the summer initiated new lockdowns to combat a second wave of infections. In the U.S., coronavirus cases were on the rise in virtually every state.

Reflecting the increasingly grim economic outlook for fall and winter, most major global stock indexes reported negative returns in September and October. The one bright spot seemed to be several east Asian nations, which were among the first countries impacted by the pandemic and took strong measures to combat the coronavirus early on, and where economic activity had started to rebound by period-end.

For the period as a whole, the MSCI World Index, a broad measure of global equities, returned 4.36%; while the S&P 500® Index, a broad measure of U.S. stocks, returned 9.71%; and the technology-laden Nasdaq Composite Index returned 32.84%. The MSCI EAFE Index of developed-market international equities returned –6.86%; while the MSCI Emerging Markets Index returned 8.25% in U.S. dollars.

Fund Performance

For the 12-month period ended October 31, 2020, Eaton Vance Global Income Builder Fund (the Fund) returned 2.12% for Class A shares at net asset value (NAV), underperforming its primary benchmark, the MSCI World Index (the Index), which returned 4.36%; and underperforming its blended benchmark consisting of 65% MSCI World Index and 35% ICE BofA Developed Markets High Yield Ex-Subordinated Financial Index (the ICE BofA Index), which returned 3.92%.

The Fund’s high yield securities allocation underperformed the broad high yield market, as measured by the ICE BofA Index, and was the largest detractor from Fund performance versus the Index during the period. Within its high yield allocation, the Fund had an overweight exposure to the energy sector, relative to the ICE BofA Index. When the COVID-19 downturn occurred, that overweight position hurt relative performance because energy company assets suffered deep declines, as global trade and travel came to a near halt and fuel demand plummeted.

The Fund’s preferred securities allocation detracted from performance versus the Index as well. The Fund’s preferred securities allocation — preferred stocks, exchange-traded funds investing primarily in preferred stocks, and corporate bonds and other debt securities with preferred characteristics — underperformed both the Index and the overall preferred market, as measured by the ICE BofA Fixed Rate Preferred Securities Index (the Preferred Index).

Overweight exposure to energy company securities, relative to the Preferred Index, was the main factor in the underperformance of the Fund’s preferred securities allocation versus the Preferred Index. Security selections within the Fund’s preferred securities allocation also detracted from performance versus the Index during the period.

Within the Fund’s common stock portfolio, the Fund’s strategy of emphasizing dividend-paying stocks resulted in an overweight allocation to European equities and an underweight allocation to U.S. equities, relative to the Index. These allocations detracted meaningfully from performance relative to the Index. However, the Fund hedged these exposures, which more than offset any negative impact from these allocations. During the period, the Fund primarily hedged using futures contracts, a type of derivative.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Global Income Builder Fund

October 31, 2020

Performance2,3

Portfolio Managers Christopher M. Dyer, CFA and Jeffrey D. Mueller, of Eaton Vance Advisers International Ltd.; Michael A. Allison, CFA and John H. Croft, CFA, of Boston Management and Research

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years

Class A at NAV	11/30/2005	11/30/2005	2.12%	5.34%	6.74%
Class A with 5.75% Maximum Sales Charge	—	—	–3.73	4.11	6.12
Class C at NAV	11/30/2005	11/30/2005	1.29	4.54	5.94
Class C with 1% Maximum Sales Charge	—	—	0.31	4.54	5.94
Class I at NAV	01/31/2006	11/30/2005	2.51	5.63	7.04
Class R at NAV	01/31/2006	11/30/2005	1.87	5.05	6.47

MSCI World Index	—	—	4.36%	8.12%	8.63%
ICE BofA Developed Markets High Yield Ex-Subordinated Financial Index	—	—	2.64	5.75	5.62
Blended Index	—	—	3.92	7.38	7.66

% Total Annual Operating Expense Ratios[4]		Class A	Class C	Class I	Class R

Gross		1.21%	1.97%	0.96%	1.46%
Net		1.17	1.92	0.92	1.42

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge

Class C	$10,000	10/31/2010	$17,814	N.A.
Class I	$250,000	10/31/2010	$493,684	N.A.

Class R	$10,000	10/31/2010	$18,732	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Global Income Builder Fund

October 31, 2020

Fund Profile5

Country Allocation (% of net assets)

Asset Allocation (% of net assets)7

Top 10 Holdings (% of net assets)6

Alphabet, Inc., Class C	2.6%

Amazon.com, Inc.	2.5

Microsoft Corp.	2.3

Apple, Inc.	1.7

Facebook, Inc., Class A	1.2

adidas AG	1.0

Mondelez International, Inc., Class A	1.0

Nestle S.A.	1.0

Unilever PLC	1.0

Bank of New York Mellon Corp. (The)	1.0

Total	15.3%

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Global Income Builder Fund

October 31, 2020

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

MSCI World Index is an unmanaged index of equity securities in the developed markets. MSCI indexes are net of foreign withholding taxes. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. ICE BofA Developed Markets High Yield Ex-Subordinated Financial Index is an unmanaged index of global developed market, below investment grade corporate bonds. ICE® BofA® indices are not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report and ICE Data Indices, LLC does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. BofA® is a licensed registered trademark of Bank of America Corporation in the United States and other countries. The Blended Index consists of 65% MSCI World Index and 35% ICE BofA Developed Markets High Yield Ex-Subordinated Financial Index, rebalanced monthly. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Effective December 7, 2015, the Fund changed its name and principal investment strategies to invest in common stocks, preferred stocks and other hybrid securities and income instruments of U.S. and foreign issuers. As of such date, the Fund was no longer required to invest at least 80% of its net assets in dividend-paying common and preferred stocks. Performance prior to December 7, 2015 reflects the Fund’s performance under its former principal investment strategies.

[4]

Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 2/28/21. Without the reimbursement, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]

Fund primarily invests in an affiliated investment company (Portfolio) with substantially the same objective(s) and policies as the Fund and may also invest directly. Unless otherwise noted, references to investments are to the aggregate holdings of the Fund and the Portfolio.

[6]	Excludes cash and cash equivalents.

[7]	Other Net Assets represents other assets less liabilities and includes any investment type that represents less than 1% of net assets.

Fund profile subject to change due to active management.

Additional Information

S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. S&P Dow Jones Indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® and S&P 500® are registered trademarks of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. Nasdaq Composite Index is a market capitalization-weighted index of all domestic and international securities listed on Nasdaq. Source: Nasdaq, Inc. The information is provided by Nasdaq (with its affiliates, are referred to as the “Corporations”) and Nasdaq’s third party licensors on an “as is” basis and the Corporations make no guarantees and bear no liability of any kind with respect to the information or the Fund. MSCI EAFE Index is an unmanaged index of equities in the developed markets, excluding the U.S. and Canada. MSCI Emerging Markets Index is an unmanaged index of emerging markets common stocks. ICE BofA Fixed Rate Preferred Securities Index is an unmanaged index of fixed-rate, preferred securities issued in the U.S. ICE® BofA® indices are not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report and ICE Data Indices, LLC does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. BofA® is a licensed registered trademark of Bank of America Corporation in the United States and other countries.

5

Eaton Vance

Global Income Builder Fund

October 31, 2020

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2020 – October 31, 2020).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/20)	Ending Account Value (10/31/20)	Expenses Paid During Period* (5/1/20 – 10/31/20)		Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,115.20	$6.22	**	1.17%
Class C	$1,000.00	$1,110.10	$10.18	**	1.92%
Class I	$1,000.00	$1,116.80	$4.90	**	0.92%
Class R	$1,000.00	$1,112.90	$7.54	**	1.42%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.30	$5.94	**	1.17%
Class C	$1,000.00	$1,015.50	$9.73	**	1.92%
Class I	$1,000.00	$1,020.50	$4.67	**	0.92%
Class R	$1,000.00	$1,018.00	$7.20	**	1.42%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2020. The Example reflects the expenses of both the Fund and the Portfolio.

**	Absent an allocation of certain expenses to affiliates, expenses would be higher.

6

Eaton Vance

Global Income Builder Fund

October 31, 2020

Statement of Assets and Liabilities

Assets	October 31, 2020

Investment in Global Income Builder Portfolio, at value (identified cost, $235,976,502)	$257,191,906

Receivable for Fund shares sold	123,723

Total assets	$257,315,629

Liabilities

Payable for Fund shares redeemed	$973,273

Payable to affiliates:

Administration fee	33,959

Distribution and service fees	61,034

Trustees’ fees	42

Other	8,870

Accrued expenses	83,287

Total liabilities	$1,160,465

Net Assets	$256,155,164

Sources of Net Assets

Paid-in capital	$240,540,001

Distributable earnings	15,615,163

Total	$256,155,164

Class A Shares

Net Assets	$123,152,435

Shares Outstanding	13,581,316

Net Asset Value and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$9.07

Maximum Offering Price Per Share

(100 ÷ 94.25 of net asset value per share)	$9.62

Class C Shares

Net Assets	$37,875,245

Shares Outstanding	4,225,176

Net Asset Value and Offering Price Per Share*

(net assets ÷ shares of beneficial interest outstanding)	$8.96

Class I Shares

Net Assets	$94,517,510

Shares Outstanding	10,436,819

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$9.06

Class R Shares

Net Assets	$609,974

Shares Outstanding	67,475

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$9.04

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

7	See Notes to Financial Statements.

Eaton Vance

Global Income Builder Fund

October 31, 2020

Statement of Operations

Investment Income	Year Ended October 31, 2020

Interest allocated from Portfolio (net of foreign taxes, $797)	$6,489,135

Dividends allocated from Portfolio (net of foreign taxes, $726,549)	5,898,006

Non-cash dividend income allocated from Portfolio	769,276

Interest income	132,000

Expenses allocated from Portfolio	(1,826,544)

Total investment income	$11,461,873

Expenses

Administration fee	$412,246

Distribution and service fees

Class A	312,904

Class C	467,885

Class R	3,080

Trustees’ fees and expenses	500

Custodian fee	27,085

Transfer and dividend disbursing agent fees	183,063

Legal and accounting services	30,098

Printing and postage	42,801

Registration fees	70,044

Miscellaneous	34,055

Total expenses	$1,583,761

Deduct —

Allocation of expenses to affiliates	$87,685

Total expense reductions	$87,685

Net expenses	$1,496,076

Net investment income	$9,965,797

Realized and Unrealized Gain (Loss) from Portfolio

Net realized gain (loss) —

Investment transactions	$(3,685,383)

Financial futures contracts	2,733,047

Foreign currency transactions	43,796

Forward foreign currency exchange contracts	(1,212,761)

Net realized loss	$(2,121,301)

Change in unrealized appreciation (depreciation) —

Investments	$(4,251,694)

Financial futures contracts	172,509

Foreign currency	(3,060)

Forward foreign currency exchange contracts	(12,637)

Net change in unrealized appreciation (depreciation)	$(4,094,882)

Net realized and unrealized loss	$(6,216,183)

Net increase in net assets from operations	$3,749,614

8	See Notes to Financial Statements.

Eaton Vance

Global Income Builder Fund

October 31, 2020

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2020	2019

From operations —

Net investment income	$9,965,797	$12,276,131

Net realized loss	(2,121,301)	(6,846,530)

Net change in unrealized appreciation (depreciation)	(4,094,882)	24,797,789

Net increase in net assets from operations	$3,749,614	$30,227,390

Distributions to shareholders —

Class A	$(4,474,765)	$(4,576,504)

Class C	(1,349,718)	(2,001,405)

Class I	(3,932,520)	(4,229,778)

Class R	(20,600)	(20,445)

Total distributions to shareholders	$(9,777,603)	$(10,828,132)

Transactions in shares of beneficial interest —

Proceeds from sale of shares

Class A	$9,334,722	$9,675,393

Class C	1,827,396	5,014,788

Class I	22,327,841	20,998,649

Class R	86,944	446,398

Net asset value of shares issued to shareholders in payment of distributions declared

Class A	4,148,917	4,273,857

Class C	1,286,469	1,905,653

Class I	3,498,789	3,649,499

Class R	20,600	20,445

Cost of shares redeemed

Class A	(27,194,475)	(29,687,852)

Class C	(12,429,642)	(20,039,065)

Class I	(35,942,330)	(36,436,596)

Class R	(116,965)	(384,540)

Net asset value of shares converted

Class A	8,012,264	22,094,077

Class C	(8,012,264)	(22,094,077)

Net decrease in net assets from Fund share transactions	$(33,151,734)	$(40,563,371)

Other capital —

Portfolio transaction fee contributed to Portfolio	$(214,044)	$(212,786)

Portfolio transaction fee allocated from Portfolio	211,372	211,160

Net decrease in net assets from other capital	$(2,672)	$(1,626)

Net decrease in net assets	$(39,182,395)	$(21,165,739)

Net Assets

At beginning of year	$295,337,559	$316,503,298

At end of year	$256,155,164	$295,337,559

9	See Notes to Financial Statements.

Eaton Vance

Global Income Builder Fund

October 31, 2020

Financial Highlights

	Class A

	Year Ended October 31,
	2020		2019		2018		2017		2016

Net asset value — Beginning of year	$9.210		$8.620		$9.060		$8.130		$8.420

Income (Loss) From Operations

Net investment income(1)	$0.330		$0.372		$0.267		$0.357		$0.293	(2)

Net realized and unrealized gain (loss)	(0.146)		0.542		(0.383)		0.897		(0.259)

Total income (loss) from operations	$0.184		$0.914		$(0.116)		$1.254		$0.034

Less Distributions

From net investment income	$(0.324)		$(0.324)		$(0.324)		$(0.324)		$(0.324)

Total distributions	$(0.324)		$(0.324)		$(0.324)		$(0.324)		$(0.324)

Portfolio transaction fee, net(1)	$(0.000	)(3)	$(0.000	)(3)	$(0.000	)(3)	$(0.000	)(3)	$(0.000	)(3)

Net asset value — End of year	$9.070		$9.210		$8.620		$9.060		$8.130

Total Return(4)(5)	2.12%		10.97%		(1.52)%		15.72%		0.45%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$123,152		$131,104		$115,974		$137,914		$166,221

Ratios (as a percentage of average daily net assets):(6)

Expenses(5)	1.17%		1.24%		1.28%		1.29%		1.30%

Net investment income	3.65%		4.22%		2.94%		4.16%		3.59	%(2)

Portfolio Turnover of the Portfolio(7)	118%		86%		102%		143%		66	%(8)

Portfolio Turnover of the Fund	—		—		—		—		72	%(8)(9)

(1)	Computed using average shares outstanding.

(2)

Net investment income per share includes special dividends which amounted to $0.051 per share for the year ended October 31, 2016. Excluding special dividends, the ratio of net investment income to average daily net assets would have been 2.96% for the year ended October 31, 2016.

(3)	Amount is less than $(0.0005).

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(5)

The investment adviser, sub-adviser and administrator reimbursed certain operating expenses (equal to 0.03% and 0.02% of average daily net assets for the years ended October 31, 2020 and 2019, respectively). Absent this reimbursement, total return would be lower.

(6)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.

(7)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.

(8)	Not annualized.

(9)	For the period from November 1, 2015 through March 27, 2016 when the Fund was making investments directly in securities.

10	See Notes to Financial Statements.

Eaton Vance

Global Income Builder Fund

October 31, 2020

Financial Highlights — continued

	Class C

	Year Ended October 31,
	2020		2019		2018		2017		2016

Net asset value — Beginning of year	$9.110		$8.530		$8.960		$8.050		$8.340

Income (Loss) From Operations

Net investment income(1)	$0.262		$0.292		$0.198		$0.295		$0.229	(2)

Net realized and unrealized gain (loss)	(0.153)		0.546		(0.371)		0.875		(0.256)

Total income (loss) from operations	$0.109		$0.838		$(0.173)		$1.170		$(0.027)

Less Distributions

From net investment income	$(0.259)		$(0.258)		$(0.257)		$(0.260)		$(0.263)

Total distributions	$(0.259)		$(0.258)		$(0.257)		$(0.260)		$(0.263)

Portfolio transaction fee, net(1)	$(0.000	)(3)	$(0.000	)(3)	$(0.000	)(3)	$(0.000	)(3)	$(0.000	)(3)

Net asset value — End of year	$8.960		$9.110		$8.530		$8.960		$8.050

Total Return(4)(5)	1.29%		10.13%		(2.16)%		14.76%		(0.30)%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$37,875		$56,314		$87,821		$110,594		$125,354

Ratios (as a percentage of average daily net assets):(6)

Expenses(5)	1.92%		2.00%		2.03%		2.04%		2.05%

Net investment income	2.93%		3.36%		2.20%		3.46%		2.84	%(2)

Portfolio Turnover of the Portfolio(7)	118%		86%		102%		143%		66	%(8)

Portfolio Turnover of the Fund	—		—		—		—		72	%(8)(9)

(1)	Computed using average shares outstanding.

(2)

Net investment income per share includes special dividends which amounted to $0.051 per share for the year ended October 31, 2016. Excluding special dividends, the ratio of net investment income to average daily net assets would have been 2.21% for the year ended October 31, 2016.

(3)	Amount is less than $(0.0005).

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(5)

The investment adviser, sub-adviser and administrator reimbursed certain operating expenses (equal to 0.03% and 0.02% of average daily net assets for the years ended October 31, 2020 and 2019, respectively). Absent this reimbursement, total return would be lower.

(6)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.

(7)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.

(8)	Not annualized.

(9)	For the period from November 1, 2015 through March 27, 2016 when the Fund was making investments directly in securities.

11	See Notes to Financial Statements.

Eaton Vance

Global Income Builder Fund

October 31, 2020

Financial Highlights — continued

	Class I

	Year Ended October 31,
	2020		2019		2018		2017		2016

Net asset value — Beginning of year	$9.190		$8.610		$9.040		$8.130		$8.410

Income (Loss) From Operations

Net investment income(1)	$0.354		$0.386		$0.287		$0.398		$0.326	(2)

Net realized and unrealized gain (loss)	(0.136)		0.542		(0.369)		0.859		(0.258)

Total income (loss) from operations	$0.218		$0.928		$(0.082)		$1.257		$0.068

Less Distributions

From net investment income	$(0.348)		$(0.348)		$(0.348)		$(0.347)		$(0.348)

Total distributions	$(0.348)		$(0.348)		$(0.348)		$(0.347)		$(0.348)

Portfolio transaction fee, net(1)	$(0.000	)(3)	$(0.000	)(3)	$(0.000	)(3)	$(0.000	)(3)	$(0.000	)(3)

Net asset value — End of year	$9.060		$9.190		$8.610		$9.040		$8.130

Total Return(4)(5)	2.51%		11.17%		(1.26)%		15.90%		0.87%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$94,518		$107,290		$112,202		$108,772		$69,113

Ratios (as a percentage of average daily net assets):(6)

Expenses(5)	0.92%		0.99%		1.02%		1.04%		1.05%

Net investment income	3.92%		4.39%		3.17%		4.61%		4.00	%(2)

Portfolio Turnover of the Portfolio(7)	118%		86%		102%		143%		66	%(8)

Portfolio Turnover of the Fund	—		—		—		—		72	%(8)(9)

(1)	Computed using average shares outstanding.

(2)

Net investment income per share includes special dividends which amounted to $0.050 per share for the year ended October 31, 2016. Excluding special dividends, the ratio of net investment income to average daily net assets would have been 3.39% for the year ended October 31, 2016.

(3)	Amount is less than $(0.0005).

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(5)

The investment adviser, sub-adviser and administrator reimbursed certain operating expenses (equal to 0.03% and 0.02% of average daily net assets for the years ended October 31, 2020 and 2019, respectively). Absent this reimbursement, total return would be lower.

(6)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.

(7)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.

(8)	Not annualized.

(9)	For the period from November 1, 2015 through March 27, 2016 when the Fund was making investments directly in securities.

12	See Notes to Financial Statements.

Eaton Vance

Global Income Builder Fund

October 31, 2020

Financial Highlights — continued

	Class R

	Year Ended October 31,
	2020		2019		2018		2017		2016

Net asset value — Beginning of year	$9.180		$8.600		$9.030		$8.110		$8.400

Income (Loss) From Operations

Net investment income(1)	$0.310		$0.345		$0.243		$0.331		$0.274	(2)

Net realized and unrealized gain (loss)	(0.149)		0.536		(0.373)		0.890		(0.262)

Total income (loss) from operations	$0.161		$0.881		$(0.130)		$1.221		$0.012

Less Distributions

From net investment income	$(0.301)		$(0.301)		$(0.300)		$(0.301)		$(0.302)

Total distributions	$(0.301)		$(0.301)		$(0.300)		$(0.301)		$(0.302)

Portfolio transaction fee, net(1)	$(0.000	)(3)	$(0.000	)(3)	$(0.000	)(3)	$(0.000	)(3)	$(0.000	)(3)

Net asset value — End of year	$9.040		$9.180		$8.600		$9.030		$8.110

Total Return(4)(5)	1.87%		10.59%		(1.78)%		15.45%		0.18%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$610		$629		$506		$503		$765

Ratios (as a percentage of average daily net assets):(6)

Expenses(5)	1.42%		1.49%		1.52%		1.54%		1.55%

Net investment income	3.44%		3.92%		2.69%		3.84%		3.37	%(2)

Portfolio Turnover of the Portfolio(7)	118%		86%		102%		143%		66	%(8)

Portfolio Turnover of the Fund	—		—		—		—		72	%(8)(9)

(1)	Computed using average shares outstanding.

(2)

Net investment income per share includes special dividends which amounted to $0.049 per share for the year ended October 31, 2016. Excluding special dividends, the ratio of net investment income to average daily net assets would have been 2.77% for the year ended October 31, 2016.

(3)	Amount is less than $(0.0005).

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(5)

The investment adviser, sub-adviser and administrator reimbursed certain operating expenses (equal to 0.03% and 0.02% of average daily net assets for the years ended October 31, 2020 and 2019, respectively). Absent this reimbursement, total return would be lower.

(6)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.

(7)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.

(8)	Not annualized.

(9)	For the period from November 1, 2015 through March 27, 2016 when the Fund was making investments directly in securities.

13	See Notes to Financial Statements.

Eaton Vance

Global Income Builder Fund

October 31, 2020

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Global Income Builder Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Effective January 25, 2019, Class C shares generally automatically convert to Class A shares ten years after their purchase and, effective November 5, 2020, automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Class I and Class R shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. Effective March 28, 2016, the Fund began investing all of its investable assets in interests in Global Income Builder Portfolio (the Portfolio), a Massachusetts business trust, having substantially the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (97.8% at October 31, 2020). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss includes the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund. In consideration of recent decisions rendered by European courts, the Fund has filed additional tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. During the year ended October 31, 2020, the Fund received $132,000 of interest related to previously withheld dividend taxes from Poland. Such amount is included in interest income on the Statement of Operations. No other amounts for tax reclaims or interest thereon are reflected in the financial statements due to the uncertainty as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of October 31, 2020, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

G  Other — Investment transactions are accounted for on a trade date basis.

14

Eaton Vance

Global Income Builder Fund

October 31, 2020

Notes to Financial Statements — continued

2  Distributions to Shareholders and Income Tax Information

It is the present policy of the Fund to make monthly distributions of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2020 and October 31, 2019 was as follows:

	Year Ended October 31,
	2020	2019

Ordinary income	$9,777,603	$10,828,132

As of October 31, 2020, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed ordinary income	$509,520

Deferred capital losses	$(6,724,911)

Net unrealized appreciation	$21,830,554

At October 31, 2020, the Fund, for federal income tax purposes, had deferred capital losses of $6,724,911 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at October 31, 2020, $6,724,911 are short-term.

3  Investment Adviser Fee and Other Transactions with Affiliates

Pursuant to the investment advisory agreement and subsequent fee reduction agreements between the Fund and Boston Management and Research (BMR), a subsidiary of Eaton Vance Management (EVM) and an indirect subsidiary of Eaton Vance Corp., the Fund pays BMR a fee computed at an annual rate of 0.55% of the Fund’s average daily net assets that are not invested in other investment companies for which BMR or its affiliates serve as investment adviser and receive an advisory fee (“Direct Assets”) up to $500 million and is payable monthly. On Direct Assets of $500 million and over, the annual fee is reduced. The fee reduction cannot be terminated or reduced without the approval of a majority vote of the Trustees of the Fund who are not interested persons of BMR or the Fund and by the vote of a majority of the holders of interest in the Fund.

Pursuant to the investment sub-advisory agreement and subsequent fee reduction agreement, BMR pays Eaton Vance Advisers International Ltd. (EVAIL), an indirect, wholly-owned subsidiary of Eaton Vance Corp., a portion of its investment adviser fee for sub-advisory services provided to the Fund. For the year ended October 31, 2020, the Fund incurred no investment adviser fee on Direct Assets. To the extent the Fund’s assets are invested in the Portfolio, the Fund is allocated its share of the Portfolio’s investment adviser fee. The Portfolio has engaged BMR to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report. The administration fee is earned by EVM for administering the business affairs of the Fund and is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the year ended October 31, 2020, the administration fee amounted to $412,246. BMR, EVM and EVAIL have agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding such expenses as borrowing costs, taxes or litigation expenses) exceed 1.17%, 1.92%, 0.92% and 1.42% of the Fund’s average daily net assets for Class A, Class C, Class I and Class R, respectively. This agreement may be changed or terminated after February 28, 2021. Pursuant to this agreement, BMR, EVM and EVAIL were allocated $87,685 in total of the Fund’s operating expenses for the year ended October 31, 2020.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2020, EVM earned $12,184 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $15,438 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2020. EVD also received distribution and service fees from Class A, Class C and Class R shares (see Note 4) and contingent deferred sales charges (see Note 5).

15

Eaton Vance

Global Income Builder Fund

October 31, 2020

Notes to Financial Statements — continued

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2020 amounted to $312,904 for Class A shares.

The Fund also has in effect distribution plans for Class C shares (Class C Plan) and Class R shares (Class R Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2020, the Fund paid or accrued to EVD $350,914 for Class C shares.

The Class R Plan requires the Fund to pay EVD an amount up to 0.50% per annum of its average daily net assets attributable to Class R shares for providing ongoing distribution services and facilities to the Fund. The Trustees of the Trust have currently limited Class R distribution payments to 0.25% per annum of the average daily net assets attributable to Class R shares. For the year ended October 31, 2020, the Fund paid or accrued to EVD $1,540 for Class R shares.

Pursuant to the Class C and Class R Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2020 amounted to $116,971 and $1,540 for Class C and Class R shares, respectively.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within 12 months of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended October 31, 2020, the Fund was informed that EVD received approximately $5,000 and $1,000 of CDSCs paid by Class A and Class C shareholders, respectively.

6  Investment Transactions

For the year ended October 31, 2020, increases and decreases in the Fund’s investment in the Portfolio aggregated $9,223,773 and $52,873,778, respectively. In addition, a Portfolio transaction fee is imposed by the Portfolio on the combined daily inflows or outflows of the Fund and the Portfolio’s other investors as more fully described at Note 1L of the Portfolio’s financial statements included herein. Such fee is allocated to the Fund based on its pro-rata interest in the Portfolio. The amount of the Portfolio transaction fee imposed on the Fund, if any, and the allocation of such fee are presented as Other capital on the Statements of Changes in Net Assets.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2020	2019

Sales	1,074,650	1,106,470

Issued to shareholders electing to receive payments of distributions in Fund shares	465,741	484,842

Redemptions	(3,083,626)	(3,385,702)

Converted from Class C shares	889,129	2,575,582

Net increase (decrease)	(654,106)	781,192

16

Eaton Vance

Global Income Builder Fund

October 31, 2020

Notes to Financial Statements — continued

	Year Ended October 31,
Class C	2020	2019

Sales	206,571	569,930

Issued to shareholders electing to receive payments of distributions in Fund shares	146,326	220,060

Redemptions	(1,411,113)	(2,303,170)

Converted to Class A shares	(899,314)	(2,602,106)

Net decrease	(1,957,530)	(4,115,286)

	Year Ended October 31,
Class I	2020	2019

Sales	2,546,241	2,366,102

Issued to shareholders electing to receive payments of distributions in Fund shares	393,731	415,571

Redemptions	(4,172,323)	(4,149,865)

Net decrease	(1,232,351)	(1,368,192)

	Year Ended October 31,
Class R	2020	2019

Sales	9,690	51,103

Issued to shareholders electing to receive payments of distributions in Fund shares	2,324	2,327

Redemptions	(13,059)	(43,753)

Net increase (decrease)	(1,045)	9,677

8  Additional Information

On October 8, 2020, Morgan Stanley and Eaton Vance Corp. (“Eaton Vance”) announced that they had entered into a definitive agreement under which Morgan Stanley would acquire Eaton Vance. Under the Investment Company Act of 1940, as amended, consummation of this transaction may be deemed to result in the automatic termination of an Eaton Vance Fund’s investment advisory agreement, and, where applicable, any related sub-advisory agreement. On November 24, 2020, the Fund’s Board approved a new investment advisory agreement and a new sub-advisory agreement. The new investment advisory agreement and new sub-advisory agreement will be presented to Fund shareholders for approval, and, if approved, would take effect upon consummation of the transaction. Shareholders of record of the Fund at the close of business on December 11, 2020 are entitled to be present and vote at a joint special meeting of shareholders to be held on February 18, 2021 and at any adjournments or postponements thereof.

17

Eaton Vance

Global Income Builder Fund

October 31, 2020

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Global Income Builder Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Eaton Vance Global Income Builder Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), as of October 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 18, 2020

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

18

Eaton Vance

Global Income Builder Fund

October 31, 2020

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2021 will show the tax status of all distributions paid to your account in calendar year 2020. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified business income, qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Business Income.  For the fiscal year ended October 31, 2020, the Fund designates $61,343, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified business income.

Qualified Dividend Income.  For the fiscal year ended October 31, 2020, the Fund designates approximately $7,219,445, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction.  Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2021 ordinary income dividends, 17.26% qualifies for the corporate dividends received deduction.

19

Global Income Builder Portfolio

October 31, 2020

Portfolio of Investments

Common Stocks — 55.7%
Security	Shares	Value

Banks — 3.1%

Banco Santander S.A.(1)	391,463	$783,926

Bank of New York Mellon Corp. (The)	72,887	2,504,397

Citigroup, Inc.	45,570	1,887,509

HDFC Bank, Ltd.(1)	61,276	977,623

ING Groep NV(1)	163,228	1,118,066

KeyCorp.	63,315	821,829

		$8,093,350

Beverages — 0.6%

Diageo PLC	48,230	$1,558,690

		$1,558,690

Biotechnology — 0.5%

CSL, Ltd.	6,209	$1,257,057

		$1,257,057

Building Products — 0.5%

Assa Abloy AB, Class B	63,039	$1,351,081

		$1,351,081

Chemicals — 0.4%

Sika AG	4,703	$1,156,960

		$1,156,960

Construction & Engineering — 0.1%

Abengoa S.A., Class A(1)(2)	36,194	$0

Abengoa S.A., Class B(1)(2)	374,261	0

Bouygues S.A.	6,045	198,236

		$198,236

Construction Materials — 0.6%

CRH PLC	42,069	$1,472,069

		$1,472,069

Consumer Finance — 0.5%

Capital One Financial Corp.	12,322	$900,492

OneMain Holdings, Inc.	14,474	504,998

		$1,405,490

Diversified Financial Services — 1.4%

Berkshire Hathaway, Inc., Class B(1)	9,756	$1,969,736

ORIX Corp.	136,389	1,595,102

		$3,564,838

Security	Shares	Value

Diversified Telecommunication Services — 0.3%

Telenor ASA	54,977	$849,520

		$849,520

Electric Utilities — 1.1%

Iberdrola S.A.	115,523	$1,364,047

NextEra Energy, Inc.	21,076	1,542,974

		$2,907,021

Electrical Equipment — 1.6%

AMETEK, Inc.	22,692	$2,228,354

Schneider Electric SE	15,364	1,866,825

		$4,095,179

Electronic Equipment, Instruments & Components — 2.6%

CDW Corp.	9,664	$1,184,807

Halma PLC	35,771	1,097,726

Keyence Corp.	5,425	2,461,987

Murata Manufacturing Co., Ltd.	13,878	973,245

Zebra Technologies Corp., Class A(1)	4,394	1,246,314

		$6,964,079

Entertainment — 1.2%

Nintendo Co., Ltd.	2,060	$1,113,819

Walt Disney Co. (The)	16,531	2,004,384

		$3,118,203

Equity Real Estate Investment Trusts (REITs) — 0.8%

American Tower Corp.	5,223	$1,199,462

Equity Residential	21,709	1,019,889

		$2,219,351

Food Products — 2.1%

Mondelez International, Inc., Class A	50,947	$2,706,305

Nestle S.A.	23,998	2,699,244

		$5,405,549

Health Care Equipment & Supplies — 3.0%

Alcon, Inc.(1)	21,480	$1,221,205

Baxter International, Inc.	11,538	895,002

Boston Scientific Corp.(1)	59,152	2,027,139

Intuitive Surgical, Inc.(1)	3,410	2,274,743

Straumann Holding AG	1,398	1,459,306

		$7,877,395

20	See Notes to Financial Statements.

Global Income Builder Portfolio

October 31, 2020

Portfolio of Investments — continued

Security	Shares	Value

Health Care Providers & Services — 0.5%

Anthem, Inc.	4,808	$1,311,622

		$1,311,622

Hotels, Restaurants & Leisure — 0.6%

Compass Group PLC	124,574	$1,705,136

		$1,705,136

Industrial Conglomerates — 0.6%

DCC PLC	23,770	$1,544,621

		$1,544,621

Insurance — 1.5%

AIA Group, Ltd.	179,532	$1,708,637

Aviva PLC	285,154	951,152

AXA S.A.	73,259	1,176,488

		$3,836,277

Interactive Media & Services — 4.3%

Alphabet, Inc., Class C(1)	4,149	$6,725,571

Facebook, Inc., Class A(1)	11,768	3,096,278

Tencent Holdings, Ltd.	20,405	1,559,056

		$11,380,905

Internet & Direct Marketing Retail — 2.5%

Amazon.com, Inc.(1)(3)	2,197	$6,670,421

		$6,670,421

IT Services — 1.8%

Amadeus IT Group S.A.	35,999	$1,715,214

Global Payments, Inc.	5,469	862,680

Visa, Inc., Class A	12,183	2,213,773

		$4,791,667

Leisure Products — 0.7%

Yamaha Corp.	37,260	$1,766,317

		$1,766,317

Life Sciences Tools & Services — 0.4%

Lonza Group AG	1,674	$1,014,293

		$1,014,293

Security	Shares	Value

Machinery — 2.4%

Ingersoll Rand, Inc.(1)	45,293	$1,582,537

Sandvik AB(1)	85,394	1,522,156

SMC Corp.	2,521	1,340,933

Stanley Black & Decker, Inc.	9,249	1,537,184

Wartsila OYJ Abp	29,919	237,761

		$6,220,571

Media — 0.1%

Clear Channel Outdoor Holdings, Inc.(1)	3,408	$3,047

iHeartMedia, Inc., Class A(1)	715	5,877

Publicis Groupe S.A.	7,368	255,981

		$264,905

Metals & Mining — 0.7%

Rio Tinto, Ltd.	30,115	$1,959,097

		$1,959,097

Mortgage Real Estate Investment Trusts (REITs) — 0.3%

AGNC Investment Corp.	55,281	$772,276

		$772,276

Multi-Utilities — 0.3%

CMS Energy Corp.	14,242	$901,946

		$901,946

Oil, Gas & Consumable Fuels — 1.4%

Chevron Corp.	15,778	$1,096,571

EOG Resources, Inc.	35,537	1,216,787

EP Energy Corp.(1)	1,639	47,531

OMV AG	17,646	407,912

Phillips 66	17,223	803,625

		$3,572,426

Personal Products — 1.0%

Unilever PLC	44,680	$2,546,260

		$2,546,260

Pharmaceuticals — 3.6%

Eli Lilly & Co.	9,617	$1,254,634

Novo Nordisk A/S, Class B	22,740	1,450,031

Roche Holding AG PC	6,729	2,162,239

Sanofi	24,659	2,226,543

Zoetis, Inc.	14,995	2,377,457

		$9,470,904

21	See Notes to Financial Statements.

Global Income Builder Portfolio

October 31, 2020

Portfolio of Investments — continued

Security	Shares	Value

Professional Services — 1.8%

Recruit Holdings Co., Ltd.	53,331	$2,029,279

RELX PLC	89,790	1,776,756

Verisk Analytics, Inc.	5,561	989,691

		$4,795,726

Semiconductors & Semiconductor Equipment — 2.7%

ASML Holding NV	5,700	$2,062,276

Infineon Technologies AG	60,135	1,674,229

Micron Technology, Inc.(1)	24,521	1,234,387

Taiwan Semiconductor Manufacturing Co., Ltd. ADR	25,827	2,166,111

		$7,137,003

Software — 3.1%

Dassault Systemes SE	7,190	$1,225,969

Intuit, Inc.	3,364	1,058,584

Microsoft Corp.	29,606	5,994,327

		$8,278,880

Specialty Retail — 1.4%

Lowe’s Cos., Inc.	11,584	$1,831,430

TJX Cos., Inc. (The)	36,413	1,849,781

		$3,681,211

Technology Hardware, Storage & Peripherals — 1.7%

Apple, Inc.	40,392	$4,397,073

		$4,397,073

Textiles, Apparel & Luxury Goods — 1.8%

adidas AG(1)	9,158	$2,720,886

LVMH Moet Hennessy Louis Vuitton SE	4,578	2,145,927

		$4,866,813

Transportation — 0.1%

Kuehne & Nagel International AG	1,209	$241,634

		$241,634

Total Common Stocks (identified cost $123,826,536)		$146,622,052

Preferred Stocks — 1.3%
Security	Shares	Value

Banks — 0.2%

Farm Credit Bank of Texas, 6.75% to 9/15/23(4)(5)	1,115	$120,420

Huntington Bancshares, Inc., Series D, 6.25%	3,450	88,389

Security	Shares	Value

Banks (continued)

Wells Fargo & Co., Series AA, 4.70%	5,800	$143,260

Wells Fargo & Co., Series Z, 4.75%	4,762	118,955

		$471,024

Capital Markets — 0.0%(6)

Affiliated Managers Group, Inc., 4.75%	2,250	$58,455

		$58,455

Electric Utilities — 0.1%

SCE Trust III, Series H, 5.75% to 3/15/24(5)	15,000	$331,500

		$331,500

Equity Real Estate Investment Trusts (REITs) — 0.1%

SITE Centers Corp., Series A, 6.375%(1)	10,450	$254,980

SITE Centers Corp., Series K, 6.25%(1)	1,950	46,781

		$301,761

Food Products — 0.2%

Dairy Farmers of America, Inc., 7.875%(4)	4,700	$423,000

Ocean Spray Cranberries, Inc., 6.25%(4)	540	44,415

		$467,415

Independent Power and Renewable Electricity Producers — 0.0%(6)

Algonquin Power & Utilities Corp., Series 19-A, 6.20% to 7/1/24(5)	3,175	$85,288

		$85,288

Insurance — 0.2%

American Equity Investment Life Holding Co., Series B, 6.625% to 9/1/25(5)	7,517	$195,893

Athene Holding, Ltd., Series C, 6.375% to 6/30/25(5)	10,000	269,000

		$464,893

Oil, Gas & Consumable Fuels — 0.2%

NuStar Energy, L.P., Series B, 7.625% to 6/15/22(5)	23,750	$393,062

		$393,062

Pipelines — 0.1%

Energy Transfer Operating, L.P., Series C, 7.375% to 5/15/23(5)	3,000	$54,870

Energy Transfer Operating, L.P., Series E, 7.60% to 5/15/24(5)	2,970	57,767

		$112,637

22	See Notes to Financial Statements.

Global Income Builder Portfolio

October 31, 2020

Portfolio of Investments — continued

Security		Shares	Value

Real Estate Management & Development — 0.1%

Brookfield Property Partners, L.P., Series A, 5.75%		6,545	$126,973

Brookfield Property Partners, L.P., Series A2, 6.375%		8,191	165,458

			$292,431

Trading Companies & Distributors — 0.1%

WESCO International, Inc., Series A, 10.625% to 6/22/25(5)		10,788	$312,636

			$312,636

Total Preferred Stocks (identified cost $3,650,378)			$3,291,102

Corporate Bonds & Notes — 39.3%
Security		Principal Amount* (000’s omitted)	Value

Aerospace & Defense — 0.9%

BWX Technologies, Inc., 5.375%, 7/15/26(4)		215	$223,641

Howmet Aerospace, Inc., 6.875%, 5/1/25		294	327,443

Moog, Inc., 4.25%, 12/15/27(4)		170	174,675

Rolls-Royce PLC, 5.75%, 10/15/27(7)	GBP	161	209,273

Rolls-Royce PLC, 5.75%, 10/15/27(4)		292	296,015

Spirit AeroSystems, Inc., 7.50%, 4/15/25(4)		131	132,377

TransDigm UK Holdings PLC, 6.875%, 5/15/26		200	199,625

TransDigm, Inc., 5.50%, 11/15/27		106	103,546

TransDigm, Inc., 6.25%, 3/15/26(4)		419	437,333

TransDigm, Inc., 6.50%, 5/15/25		30	30,056

TransDigm, Inc., 7.50%, 3/15/27		327	338,180

			$2,472,164

Airlines — 0.3%

Delta Air Lines, Inc., 7.375%, 1/15/26		115	$118,983

Delta Air Lines, Inc./SkyMiles IP, Ltd., 4.50%, 10/20/25(4)		110	111,730

Delta Air Lines, Inc./SkyMiles IP, Ltd., 4.75%, 10/20/28(4)		110	112,505

Mileage Plus Holdings, LLC/Mileage Plus Intellectual Property Assets, Ltd., 6.50%, 6/20/27(4)		401	418,293

			$761,511

Auto Components — 0.4%

Clarios Global, L.P., 6.75%, 5/15/25(4)		81	$85,793

Clarios Global, L.P./Clarios US Finance Co., 4.375%, 5/15/26(7)	EUR	181	212,129

Clarios Global, L.P./Clarios US Finance Co., 8.50%, 5/15/27(4)		765	799,272

			$1,097,194

Security		Principal Amount* (000’s omitted)	Value

Automobiles — 1.2%

FCE Bank PLC, 1.134%, 2/10/22(7)	EUR	140	$160,654

FCE Bank PLC, 1.875%, 6/24/21(7)	EUR	205	237,629

Fiat Chrysler Automobiles N.V., 4.50%, 7/7/28(7)	EUR	182	246,623

Ford Motor Co., 4.75%, 1/15/43		197	182,841

Ford Motor Co., 8.50%, 4/21/23		202	223,280

Ford Motor Co., 9.625%, 4/22/30		208	279,574

Ford Motor Credit Co., LLC, 3.087%, 1/9/23		231	229,123

Ford Motor Credit Co., LLC, 3.37%, 11/17/23		253	251,102

Ford Motor Credit Co., LLC, 3.815%, 11/2/27		327	316,577

Ford Motor Credit Co., LLC, 4.125%, 8/17/27		555	547,369

Ford Motor Credit Co., LLC, 5.125%, 6/16/25		200	208,708

General Motors Financial Co., Inc., Series C, 5.70% to 9/30/30(5)(8)		85	88,187

Jaguar Land Rover Automotive PLC, 6.875%, 11/15/26(7)	EUR	100	106,014

Navistar International Corp., 9.50%, 5/1/25(4)		99	109,890

			$3,187,571

Banks — 2.0%

Banco Mercantil del Norte S.A./Grand Cayman, 7.625% to 1/10/28(4)(5)(8)		200	$200,000

Bank of New York Mellon Corp. (The), Series G, 4.70% to 9/20/25(5)(8)		62	66,495

Barclays PLC, 7.875% to 3/15/22(5)(7)(8)		242	250,301

CIT Group, Inc., 6.125%, 3/9/28		105	127,949

Citigroup, Inc., 5.95% to 1/30/23(5)(8)		125	129,747

Citigroup, Inc., Series M, 6.30% to 5/15/24(5)(8)		200	207,750

Comerica, Inc., 5.625% to 7/1/25(5)(8)		125	134,106

Credit Suisse Group AG, 7.50% to 7/17/23(4)(5)(8)		208	221,002

Farm Credit Bank of Texas, Series 3, 6.20% to 6/15/28(4)(5)(8)		220	220,179

Freedom Mortgage Corp., 7.625%, 5/1/26(4)		20	19,875

Huntington Bancshares, Inc., Series F, 5.625% to 7/15/30(5)(8)		125	140,156

JPMorgan Chase & Co., 4.60% to 2/1/25(5)(8)		298	294,201

JPMorgan Chase & Co., Series S, 6.75% to 2/1/24(5)(8)		215	235,141

JPMorgan Chase & Co., Series X, 6.10% to 10/1/24(5)(8)		329	346,298

Lloyds Banking Group PLC, 7.50% to 9/27/25(5)(8)		400	431,342

Natwest Group PLC, 8.00% to 8/10/25(5)(8)		389	436,303

Regions Financial Corp., Series D, 5.75% to 6/15/25(5)(8)		63	67,646

Truist Financial Corp., Series P, 4.95% to 9/1/25(5)(8)		62	65,875

Truist Financial Corp., Series Q, 5.10% to 3/1/30(5)(8)		77	84,454

Vivion Investments S.a.r.l., 3.00%, 8/8/24(7)	EUR	1,200	1,243,637

Zions Bancorp NA, 5.80% to 6/15/23(5)(8)		268	259,421

			$5,181,878

23	See Notes to Financial Statements.

Global Income Builder Portfolio

October 31, 2020

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Beverages — 0.2%

Primo Water Corp., 3.875%, 10/31/28(7)	EUR	386	$445,028

			$445,028

Biotechnology — 0.1%

Emergent BioSolutions, Inc., 3.875%, 8/15/28(4)		185	$186,272

			$186,272

Building Products — 1.2%

Boise Cascade Co., 4.875%, 7/1/30(4)		116	$124,213

Brookfield Residential Properties, Inc./Brookfield Residential U.S. Corp., 4.875%, 2/15/30(4)		121	115,139

Brookfield Residential Properties, Inc./Brookfield Residential U.S. Corp., 6.25%, 9/15/27(4)		63	64,674

Builders FirstSource, Inc., 5.00%, 3/1/30(4)		90	95,063

Builders FirstSource, Inc., 6.75%, 6/1/27(4)		150	161,063

Cornerstone Building Brands, Inc., 6.125%, 1/15/29(4)		35	35,820

HT Troplast GmbH, 9.25%, 7/15/25(7)	EUR	360	447,847

M/I Homes, Inc., 4.95%, 2/1/28		82	85,126

Masonite International Corp., 5.375%, 2/1/28(4)		105	111,477

Shea Homes, L.P./Shea Homes Funding Corp., 4.75%, 2/15/28(4)		253	256,004

Shea Homes, L.P./Shea Homes Funding Corp., 4.75%, 4/1/29(4)		72	73,260

Standard Industries, Inc., 2.25%, 11/21/26(7)	EUR	500	574,985

Standard Industries, Inc., 4.375%, 7/15/30(4)		192	198,055

Standard Industries, Inc., 5.00%, 2/15/27(4)		78	80,584

Taylor Morrison Communities, Inc., 5.125%, 8/1/30(4)		112	121,806

Taylor Morrison Communities, Inc., 5.75%, 1/15/28(4)		196	218,172

Taylor Morrison Communities, Inc., 5.875%, 6/15/27(4)		146	161,663

TRI Pointe Group Inc., 5.70%, 6/15/28		261	290,362

			$3,215,313

Capital Markets — 0.2%

AerCap Holdings NV, 5.875% to 10/10/24, 10/10/79(5)		150	$119,011

Charles Schwab Corp. (The), Series G, 5.375% to 6/1/25(5)(8)		209	229,377

Morgan Stanley, Series J, 4.047% to 1/15/21(5)(8)		250	245,352

			$593,740

Casino & Gaming — 0.3%

Cinemark Holdings, Inc., 4.50%, 8/15/25(4)		50	$43,408

Cinemark USA, Inc., 4.875%, 6/1/23		270	226,871

Peninsula Pacific Entertainment, LLC/Peninsula Pacific Entertainment Finance Inc., 8.50%, 11/15/27(4)		128	133,377

Security		Principal Amount* (000’s omitted)	Value

Casino & Gaming (continued)

Speedway Motorsports, LLC/Speedway Funding II, Inc., 4.875%, 11/1/27(4)		156	$148,590

Stars Group Holdings B.V./Stars Group US Co-Borrower, LLC, 7.00%, 7/15/26(4)		287	303,933

			$856,179

Chemicals — 0.6%

HB Fuller Co., 4.25%, 10/15/28		69	$70,078

Nufarm Australia, Ltd./Nufarm Americas, Inc., 5.75%, 4/30/26(4)		310	314,204

OCI N.V., 3.125%, 11/1/24(7)	EUR	400	460,267

SPCM S.A., 4.875%, 9/15/25(4)		200	206,010

Synthomer PLC, 3.875%, 7/1/25(7)	EUR	200	238,089

Valvoline, Inc., 4.25%, 2/15/30(4)		140	143,010

W.R. Grace & Co., 4.875%, 6/15/27(4)		242	252,408

			$1,684,066

Commercial Services & Supplies — 1.7%

AMN Healthcare, Inc., 4.00%, 4/15/29(4)		167	$166,791

AMN Healthcare, Inc., 4.625%, 10/1/27(4)		76	77,853

Avis Budget Car Rental, LLC/Avis Budget Finance, Inc., 5.25%, 3/15/25(4)		105	99,159

Avis Budget Car Rental, LLC/Avis Budget Finance, Inc., 5.75%, 7/15/27(4)		199	188,212

Avis Budget Car Rental, LLC/Avis Budget Finance, Inc., 6.375%, 4/1/24(4)		35	34,147

Clean Harbors, Inc., 4.875%, 7/15/27(4)		101	105,716

Clean Harbors, Inc., 5.125%, 7/15/29(4)		61	66,482

Covanta Holding Corp., 5.875%, 7/1/25		95	98,572

Gartner, Inc., 3.75%, 10/1/30(4)		107	109,552

Gartner, Inc., 4.50%, 7/1/28(4)		151	157,827

GFL Environmental, Inc., 3.75%, 8/1/25(4)		130	130,244

GFL Environmental, Inc., 8.50%, 5/1/27(4)		313	341,757

Jaguar Holding Co. II/PPD Development, L.P., 4.625%, 6/15/25(4)		196	202,786

Jaguar Holding Co. II/PPD Development, L.P., 5.00%, 6/15/28(4)		174	181,579

Korn Ferry, 4.625%, 12/15/27(4)		64	65,440

MPH Acquisition Holdings, LLC, 5.75%, 11/1/28(4)		706	692,762

Nielsen Finance, LLC/Nielsen Finance Co., 5.625%, 10/1/28(4)		73	75,692

Nielsen Finance, LLC/Nielsen Finance Co., 5.875%, 10/1/30(4)		73	76,878

ServiceMaster Co., LLC (The), 7.45%, 8/15/27		550	615,208

Shift4 Payments, LLC/Shift4 Payments Finance Sub, Inc., 4.625%, 11/1/26(4)		39	39,634

24	See Notes to Financial Statements.

Global Income Builder Portfolio

October 31, 2020

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Commercial Services & Supplies (continued)

Team Health Holdings, Inc., 6.375%, 2/1/25(4)		84	$52,139

TMS International Holding Corp., 7.25%, 8/15/25(4)		80	76,600

Verisure Holding AB, 3.50%, 5/15/23(7)	EUR	540	630,654

Verscend Escrow Corp., 9.75%, 8/15/26(4)		64	68,920

			$4,354,604

Communications Equipment — 0.1%

Riverbed Technology, Inc., 8.875%, 3/1/23(4)		329	$225,365

			$225,365

Construction Materials — 0.1%

SRM Escrow Issuer, LLC, 6.00%, 11/1/28(4)(9)		242	$242,000

			$242,000

Consumer Finance — 0.3%

CPUK Finance, Ltd., 4.875%, 2/28/47(7)	GBP	278	$329,260

PRA Group, Inc., 7.375%, 9/1/25(4)		226	237,498

William Carter Co. (The), 5.50%, 5/15/25(4)		56	58,905

William Carter Co. (The), 5.625%, 3/15/27(4)		144	151,380

			$777,043

Containers & Packaging — 1.0%

ARD Finance S.A., 5.00%, (5.00% cash or 5.75% PIK), 6/30/27(7)(10)	EUR	271	$306,190

Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 2.125%, 8/15/26(7)	EUR	410	468,036

Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 4.125%, 8/15/26(4)		253	258,376

CANPACK S.A./Eastern PA Land Investment Holding, LLC, 2.375%, 11/1/27(7)	EUR	520	608,499

Silgan Holdings, Inc., 2.25%, 6/1/28	EUR	565	643,683

Trivium Packaging Finance B.V., 3.75%, 8/15/26(7)	EUR	230	265,642

			$2,550,426

Cosmetics / Personal Care — 0.1%

Edgewell Personal Care Co., 5.50%, 6/1/28(4)		180	$189,426

			$189,426

Distributors — 0.5%

Parts Europe S.A., 4.375%, (3 mo. EURIBOR + 4.375%), 5/1/22(7)(11)	EUR	455	$520,413

Parts Europe S.A., 6.50%, 7/16/25(7)	EUR	400	458,100

Performance Food Group, Inc., 5.50%, 10/15/27(4)		169	173,534

Security		Principal Amount* (000’s omitted)	Value

Distributors (continued)

Univar Solutions USA, Inc., 5.125%, 12/1/27(4)		65	$67,471

			$1,219,518

Diversified Consumer Services — 0.3%

GEMS MENASA Cayman, Ltd./GEMS Education Delaware, LLC, 7.125%, 7/31/26(7)		750	$743,438

			$743,438

Diversified Financial Services — 1.1%

Alliance Data Systems Corp., 4.75%, 12/15/24(4)		194	$181,754

Allied Universal Holdco, LLC/Allied Universal Finance Corp., 6.625%, 7/15/26(4)		226	236,735

Allied Universal Holdco, LLC/Allied Universal Finance Corp., 9.75%, 7/15/27(4)		149	159,171

Alpha Holding S.A. de CV, 9.00%, 2/10/25(4)		200	149,050

Cabot Financial Luxembourg S.A., 7.50%, 10/1/23(7)	GBP	160	210,389

Discover Financial Services, Series D, 6.125% to 6/23/25(5)(8)		101	109,131

GFL Environmental, Inc., 7.00%, 6/1/26(4)		147	153,523

Icahn Enterprises, L.P./Icahn Enterprises Finance Corp., 5.25%, 5/15/27		292	303,076

Icahn Enterprises, L.P./Icahn Enterprises Finance Corp., 6.25%, 5/15/26		291	302,593

Icahn Enterprises, L.P./Icahn Enterprises Finance Corp., 6.375%, 12/15/25		120	123,301

Louvre Bidco SAS, 6.50%, 9/30/24(7)	EUR	310	361,042

NFP Corp., 6.875%, 8/15/28(4)		270	262,237

Quicken Loans, LLC/Quicken Loans Co-Issuer, Inc., 3.625%, 3/1/29(4)		193	190,467

United Shore Financial Services, LLC, 5.50%, 11/15/25(4)(9)		104	105,399

			$2,847,868

Diversified Telecommunication Services — 0.2%

Level 3 Financing, Inc., 5.25%, 3/15/26		90	$93,028

Lorca Telecom Bondco S.A.U., 4.00%, 9/18/27(7)	EUR	400	474,595

			$567,623

Electric Utilities — 1.0%

AES Corp. (The), 6.00%, 5/15/26		45	$47,236

Calpine Corp., 5.00%, 2/1/31(4)		150	153,368

Clearway Energy Operating, LLC, 4.75%, 3/15/28(4)		78	82,071

Enviva Partners, L.P./Enviva Partners Finance Corp., 6.50%, 1/15/26(4)		353	373,077

25	See Notes to Financial Statements.

Global Income Builder Portfolio

October 31, 2020

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Electric Utilities (continued)

NextEra Energy Capital Holdings, Inc., 5.65% to 5/1/29, 5/1/79(5)		155	$175,077

NextEra Energy Operating Partners, L.P., 4.25%, 9/15/24(4)		95	99,631

NextEra Energy Operating Partners, L.P., 4.50%, 9/15/27(4)		150	164,250

NRG Energy, Inc., 5.25%, 6/15/29(4)		122	132,500

Pattern Energy Operations, L.P./Pattern Energy Operations, Inc., 4.50%, 8/15/28(4)		173	180,699

Pike Corp., 5.50%, 9/1/28(4)		145	148,655

Sempra Energy, 4.875% to 10/15/25(5)(8)		235	244,988

Southern Co. (The), Series B, 4.00% to 10/15/25, 1/15/51(5)		56	57,011

Southern Co. (The), Series B, 5.50% to 3/15/22, 3/15/57(5)		192	197,452

TerraForm Power Operating, LLC, 4.25%, 1/31/23(4)		95	96,841

TerraForm Power Operating, LLC, 5.00%, 1/31/28(4)		237	260,629

Vistra Operations Co., LLC, 5.00%, 7/31/27(4)		232	242,672

			$2,656,157

Electronic Equipment, Instruments & Components — 0.1%

WESCO Distribution, Inc., 7.125%, 6/15/25(4)		172	$185,558

WESCO Distribution, Inc., 7.25%, 6/15/28(4)		153	167,702

			$353,260

Entertainment — 1.2%

AMC Entertainment Holdings, Inc., 10.50%, 4/15/25(4)		219	$118,534

Caesars Entertainment, Inc., 6.25%, 7/1/25(4)		417	428,676

Caesars Entertainment, Inc., 8.125%, 7/1/27(4)		343	358,435

CPUK Finance, Ltd., 4.25%, 2/28/47(7)	GBP	87	110,687

EIG Investors Corp., 10.875%, 2/1/24		480	499,874

Go Daddy Operating Co., LLC/GD Finance Co., Inc., 5.25%, 12/1/27(4)		226	237,159

Netflix, Inc., 3.00%, 6/15/25(7)	EUR	370	449,431

Netflix, Inc., 5.875%, 11/15/28		300	358,974

Pinewood Finance Co., Ltd., 3.25%, 9/30/25(7)	GBP	300	386,731

Powdr Corp., 6.00%, 8/1/25(4)		170	172,049

			$3,120,550

Equity Real Estate Investment Trusts (REITs) — 0.2%

MGM Growth Properties Operating Partnership, L.P./MGP Finance Co-Issuer, Inc., 4.50%, 9/1/26		100	$102,750

MGM Growth Properties Operating Partnership, L.P./MGP Finance Co-Issuer, Inc., 5.625%, 5/1/24		200	210,915

SBA Communications Corp., 4.00%, 10/1/22		150	151,594

			$465,259

Security	Principal Amount* (000’s omitted)	Value

Food Products — 1.0%

Albertsons Cos., Inc./Safeway, Inc./New Albertsons, L.P./Albertsons, LLC, 4.875%, 2/15/30(4)	185	$196,674

Albertsons Cos., Inc./Safeway, Inc./New Albertsons, L.P./Albertsons, LLC, 5.875%, 2/15/28(4)	181	191,713

Chobani, LLC/Chobani Finance Corp., Inc., 4.625%, 11/15/28(4)	70	70,406

Fresh Market, Inc. (The), 9.75%, 5/1/23(4)	94	90,123

JBS USA LUX S.A./JBS USA Food Co./JBS USA Finance, Inc., 5.50%, 1/15/30(4)	191	207,951

Kraft Heinz Foods Co., 3.875%, 5/15/27(4)	203	214,849

Kraft Heinz Foods Co., 4.25%, 3/1/31(4)	203	220,373

Kraft Heinz Foods Co., 4.375%, 6/1/46	540	552,987

Kraft Heinz Foods Co., 5.50%, 6/1/50(4)	203	231,270

Land O’ Lakes, Inc., 8.00%(4)(8)	415	412,925

Post Holdings, Inc., 4.625%, 4/15/30(4)	93	95,558

Post Holdings, Inc., 5.00%, 8/15/26(4)	85	88,292

United Natural Foods, Inc., 6.75%, 10/15/28(4)	59	59,811

		$2,632,932

Gas Utilities — 0.1%

NiSource, Inc., 5.65% to 6/15/23(5)(8)	280	$280,137

		$280,137

Health Care Equipment & Supplies — 0.7%

Centene Corp., 3.00%, 10/15/30	377	$391,968

Centene Corp., 3.375%, 2/15/30	422	438,979

Centene Corp., 4.25%, 12/15/27	182	191,976

Centene Corp., 4.625%, 12/15/29	319	347,720

Centene Corp., 4.75%, 1/15/25	150	154,312

Centene Corp., 5.375%, 8/15/26(4)	102	108,120

Compass Minerals International, Inc., 6.75%, 12/1/27(4)	182	197,727

Varex Imaging Corp., 7.875%, 10/15/27(4)	88	89,760

		$1,920,562

Health Care Providers & Services — 1.7%

Acadia Healthcare Co., Inc., 5.00%, 4/15/29(4)	171	$176,609

Acadia Healthcare Co., Inc., 5.50%, 7/1/28(4)	164	170,868

CHS/Community Health Systems, Inc., 6.25%, 3/31/23	26	25,805

DaVita, Inc., 3.75%, 2/15/31(4)	154	148,321

Encompass Health Corp., 4.50%, 2/1/28	81	83,091

Encompass Health Corp., 4.625%, 4/1/31	127	130,969

Encompass Health Corp., 4.75%, 2/1/30	191	199,272

HCA, Inc., 5.375%, 9/1/26	270	303,919

HCA, Inc., 5.625%, 9/1/28	330	384,689

26	See Notes to Financial Statements.

Global Income Builder Portfolio

October 31, 2020

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Health Care Providers & Services (continued)

HCA, Inc., 5.875%, 2/15/26		750	$848,437

LifePoint Health, Inc., 4.375%, 2/15/27(4)		248	246,068

LifePoint Health, Inc., 6.75%, 4/15/25(4)		130	137,800

Molina Healthcare, Inc., 4.375%, 6/15/28(4)		211	216,486

Prime Healthcare Services, Inc., 7.25%, 11/1/25(4)		103	103,932

Providence Service Corp. (The), 5.875%, 11/15/25(4)(9)		168	171,255

Synlab Bondco PLC, 4.75%, (3 mo. EURIBOR + 4.75%), 7/1/25(7)(11)	EUR	230	270,185

Tenet Healthcare Corp., 4.625%, 9/1/24(4)		49	50,210

Tenet Healthcare Corp., 4.625%, 6/15/28(4)		63	64,024

Tenet Healthcare Corp., 4.875%, 1/1/26(4)		290	294,544

Tenet Healthcare Corp., 5.125%, 11/1/27(4)		290	299,338

Tenet Healthcare Corp., 6.125%, 10/1/28(4)		45	43,791

			$4,369,613

Healthcare-Products — 0.4%

Avantor Funding, Inc., 2.625%, 11/1/25(7)(9)	EUR	647	$753,529

Avantor Funding, Inc., 4.625%, 7/15/28(4)		267	276,999

			$1,030,528

Hotels, Restaurants & Leisure — 1.1%

1011778 B.C. Unlimited Liability Company/New Red Finance, Inc., 3.875%, 1/15/28(4)		119	$120,071

1011778 B.C. Unlimited Liability Company/New Red Finance, Inc., 4.00%, 10/15/30(4)		228	226,860

1011778 B.C. Unlimited Liability Company/New Red Finance, Inc., 4.25%, 5/15/24(4)		168	171,612

1011778 B.C. Unlimited Liability Company/New Red Finance, Inc., 4.375%, 1/15/28(4)		182	184,583

1011778 B.C. Unlimited Liability Company/New Red Finance, Inc., 5.00%, 10/15/25(4)		261	267,616

1011778 B.C. Unlimited Liability Company/New Red Finance, Inc., 5.75%, 4/15/25(4)		66	70,428

Caesars Resort Collection, LLC/CRC Finco, Inc., 5.25%, 10/15/25(4)		232	220,965

Gateway Casinos & Entertainment, Ltd., 8.25%, 3/1/24(4)		490	410,936

Golden Nugget, Inc., 6.75%, 10/15/24(4)		266	225,573

Lithia Motors, Inc., 4.625%, 12/15/27(4)		91	95,957

MGM Resorts International, 4.75%, 10/15/28		264	258,555

Viking Cruises, Ltd., 5.875%, 9/15/27(4)		700	547,312

Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp., 5.25%, 5/15/27(4)		86	79,673

			$2,880,141

Security		Principal Amount* (000’s omitted)	Value

Household Products — 0.2%

Central Garden & Pet Co., 5.125%, 2/1/28		50	$53,053

Central Garden & Pet Co., 6.125%, 11/15/23		235	239,806

Spectrum Brands, Inc., 5.00%, 10/1/29(4)		73	77,562

Spectrum Brands, Inc., 5.50%, 7/15/30(4)		114	122,194

Spectrum Brands, Inc., 5.75%, 7/15/25		120	123,600

			$616,215

Independent Power and Renewable Electricity Producers — 0.4%

Calpine Corp., 4.50%, 2/15/28(4)		195	$198,705

Calpine Corp., 5.125%, 3/15/28(4)		273	281,878

Calpine Corp., 5.25%, 6/1/26(4)		150	154,293

NRG Energy, Inc., 5.75%, 1/15/28		210	226,275

NRG Energy, Inc., 7.25%, 5/15/26		271	286,851

			$1,148,002

Industrial Conglomerates — 0.3%

Ellaktor Value PLC, 6.375%, 12/15/24(7)	EUR	690	$694,318

Hillman Group, Inc. (The), 6.375%, 7/15/22(4)		139	137,751

			$832,069

Insurance — 1.2%

Alliant Holdings Intermediate, LLC/Alliant Holdings Co-Issuer, 6.75%, 10/15/27(4)		678	$713,046

AmWINS Group, Inc., 7.75%, 7/1/26(4)		272	291,328

Galaxy Finco, Ltd., 9.25%, 7/31/27(7)	GBP	825	1,090,697

GTCR AP Finance, Inc., 8.00%, 5/15/27(4)		195	208,163

Hub International, Ltd., 7.00%, 5/1/26(4)		440	451,442

QBE Insurance Group, Ltd., 5.875% to 5/12/25(4)(5)(8)		222	237,540

USI, Inc., 6.875%, 5/1/25(4)		169	172,484

			$3,164,700

Interactive Media & Services — 0.1%

Adevinta ASA, 2.625%, 11/15/25(7)(9)	EUR	280	$326,021

			$326,021

Internet & Direct Marketing Retail — 0.1%

Cars.com, Inc., 6.375%, 11/1/28(4)		117	$116,708

Expedia Group, Inc., 6.25%, 5/1/25(4)		84	92,453

Expedia Group, Inc., 7.00%, 5/1/25(4)		42	45,006

			$254,167

27	See Notes to Financial Statements.

Global Income Builder Portfolio

October 31, 2020

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Leisure Products — 0.2%

NCL Corp, Ltd., 3.625%, 12/15/24(4)		189	$132,692

NCL Corp, Ltd., 10.25%, 2/1/26(4)		155	159,650

Sabre GLBL, Inc., 9.25%, 4/15/25(4)		86	94,923

			$387,265

Machinery — 0.2%

Colfax Corp., 6.00%, 2/15/24(4)		83	$86,545

Colfax Corp., 6.375%, 2/15/26(4)		136	143,353

Navistar International Corp., 6.625%, 11/1/25(4)		232	240,166

			$470,064

Media — 2.9%

Altice France S.A., 7.375%, 5/1/26(4)		455	$475,384

Altice France S.A., 8.125%, 2/1/27(4)		458	498,599

CCO Holdings, LLC/CCO Holdings Capital Corp., 4.25%, 2/1/31(4)		286	292,793

CCO Holdings, LLC/CCO Holdings Capital Corp., 4.50%, 8/15/30(4)		290	301,602

CCO Holdings, LLC/CCO Holdings Capital Corp., 4.50%, 5/1/32(4)		136	140,590

CCO Holdings, LLC/CCO Holdings Capital Corp., 4.75%, 3/1/30(4)		322	339,098

CCO Holdings, LLC/CCO Holdings Capital Corp., 5.375%, 6/1/29(4)		110	119,200

CSC Holdings, LLC, 3.375%, 2/15/31(4)		200	192,602

CSC Holdings, LLC, 4.625%, 12/1/30(4)		200	200,223

CSC Holdings, LLC, 5.75%, 1/15/30(4)		616	659,305

CSC Holdings, LLC, 7.50%, 4/1/28(4)		200	219,250

Diamond Sports Group, LLC/Diamond Sports Finance Co., 5.375%, 8/15/26(4)		369	215,634

iHeartCommunications, Inc., 8.375%, 5/1/27		140	136,304

LCPR Senior Secured Financing DAC, 6.75%, 10/15/27(4)		200	212,750

Outfront Media Capital, LLC/Outfront Media Capital Corp., 6.25%, 6/15/25(4)		137	140,083

Sinclair Television Group, Inc., 5.50%, 3/1/30(4)		60	56,507

Sirius XM Radio, Inc., 4.625%, 7/15/24(4)		291	300,443

Sirius XM Radio, Inc., 5.00%, 8/1/27(4)		218	228,674

Summer (BC) Holdco B S.a.r.l., 5.75%, 10/31/26(7)	EUR	520	599,589

TEGNA, Inc., 4.625%, 3/15/28(4)		67	66,531

TEGNA, Inc., 4.75%, 3/15/26(4)		72	74,070

TEGNA, Inc., 5.00%, 9/15/29		137	138,841

Tele Columbus AG, 3.875%, 5/2/25(7)	EUR	690	758,980

Terrier Media Buyer, Inc., 8.875%, 12/15/27(4)		473	484,409

UPCB Finance VII, Ltd., 3.625%, 6/15/29(7)	EUR	116	135,448

Virgin Media Secured Finance PLC, 5.50%, 8/15/26(4)		210	218,867

Security		Principal Amount* (000’s omitted)	Value

Media (continued)

Virgin Media Vendor Financing Notes III DAC, 4.875%, 7/15/28(7)	GBP	350	$452,858

			$7,658,634

Metals & Mining — 1.7%

Allegheny Ludlum, LLC, 6.95%, 12/15/25		559	$561,038

Arconic Corp., 6.125%, 2/15/28(4)		436	460,202

Big River Steel, LLC/BRS Finance Corp., 6.625%, 1/31/29(4)		233	240,427

Bombardier, Inc., 6.00%, 10/15/22(4)		86	78,314

Bombardier, Inc., 6.125%, 1/15/23(4)		270	233,212

Bombardier, Inc., 7.875%, 4/15/27(4)		107	78,110

BWX Technologies, Inc., 4.125%, 6/30/28(4)		159	161,087

Centennial Resource Production, LLC, 5.375%, 1/15/26(4)		320	118,400

Cleveland-Cliffs, Inc., 6.75%, 3/15/26(4)		360	378,450

Cleveland-Cliffs, Inc., 9.875%, 10/17/25(4)		78	89,310

Eldorado Gold Corp., 9.50%, 6/1/24(4)		79	85,764

Freeport-McMoRan, Inc., 4.55%, 11/14/24		75	80,766

Freeport-McMoRan, Inc., 5.45%, 3/15/43		297	339,450

Hudbay Minerals, Inc., 6.125%, 4/1/29(4)		151	154,775

Infrabuild Australia Pty, Ltd., 12.00%, 10/1/24(4)		709	705,455

Joseph T Ryerson & Son, Inc., 8.50%, 8/1/28(4)		171	183,556

New Gold, Inc., 6.375%, 5/15/25(4)		114	117,634

New Gold, Inc., 7.50%, 7/15/27(4)		271	293,662

Novelis Corp., 5.875%, 9/30/26(4)		180	185,963

			$4,545,575

Multi-Utilities — 0.4%

Centerpoint Energy, Inc., Series A, 6.125% to 9/1/23(5)(8)		425	$430,219

Thames Water Kemble Finance PLC, 5.875%, 7/15/22(7)	GBP	375	499,835

			$930,054

Oil, Gas & Consumable Fuels — 2.9%

Apache Corp., 4.25%, 1/15/30		265	$234,691

Apache Corp., 4.375%, 10/15/28		132	121,519

Apache Corp., 4.625%, 11/15/25		100	95,125

Apache Corp., 4.875%, 11/15/27		125	117,500

Archrock Partners, L.P./Archrock Partners Finance Corp., 6.25%, 4/1/28(4)		135	130,613

Ascent Resources Utica Holdings, LLC/ARU Finance Corp., 7.00%, 11/1/26(4)		336	297,864

Cenovus Energy, Inc., 3.80%, 9/15/23		64	65,037

Cenovus Energy, Inc., 6.75%, 11/15/39		126	139,859

Continental Resources, Inc., 4.375%, 1/15/28		206	185,546

28	See Notes to Financial Statements.

Global Income Builder Portfolio

October 31, 2020

Portfolio of Investments — continued

Security	Principal Amount* (000’s omitted)	Value

Oil, Gas & Consumable Fuels (continued)

Continental Resources, Inc., 4.90%, 6/1/44	8	$6,655

Crown Americas, LLC/Crown Americas Capital Corp. V, 4.25%, 9/30/26	110	117,205

Crown Americas, LLC/Crown Americas Capital Corp. VI, 4.75%, 2/1/26	120	124,927

CrownRock, L.P./CrownRock Finance, Inc., 5.625%, 10/15/25(4)	370	364,544

CVR Energy, Inc., 5.75%, 2/15/28(4)	229	156,865

DCP Midstream, L.P., Series A, 7.375% to 12/15/22(5)(8)	160	104,113

Endeavor Energy Resources, L.P./EER Finance, Inc., 5.50%, 1/30/26(4)	155	156,066

Endeavor Energy Resources, L.P./EER Finance, Inc., 5.75%, 1/30/28(4)	40	41,560

EnLink Midstream Partners, L.P., Series C, 6.00% to 12/15/22(5)(8)	432	183,600

EQT Corp., 5.00%, 1/15/29(9)	53	53,000

EQT Corp., 7.875%, 2/1/25	69	76,859

EQT Corp., 8.75%, 2/1/30	102	126,863

Extraction Oil & Gas, Inc., 5.625%, 2/1/26(4)(12)	287	70,728

Extraction Oil & Gas, Inc., 7.375%, 5/15/24(4)(12)	223	54,937

Gran Tierra Energy, Inc., 7.75%, 5/23/27(4)	250	81,878

Great Western Petroleum, LLC/Great Western Finance Corp., 9.00%, 9/30/21(4)	418	234,080

Intelligent Packaging, Ltd. Finco, Inc./Intelligent Packaging, Ltd. Co-Issuer, LLC, 6.00%, 9/15/28(4)	136	138,635

Laredo Petroleum, Inc., 9.50%, 1/15/25	74	34,628

Laredo Petroleum, Inc., 10.125%, 1/15/28	112	48,664

Matador Resources Co., 5.875%, 9/15/26	370	298,313

MEG Energy Corp., 7.125%, 2/1/27(4)	184	166,010

Murphy Oil USA, Inc., 4.75%, 9/15/29	131	137,526

Murphy Oil USA, Inc., 5.625%, 5/1/27	65	68,481

Nabors Industries, Ltd., 7.25%, 1/15/26(4)	110	43,106

Nabors Industries, Ltd., 7.50%, 1/15/28(4)	118	45,209

Neptune Energy Bondco PLC, 6.625%, 5/15/25(7)	525	458,062

Newfield Exploration Co., 5.375%, 1/1/26	110	103,492

Newfield Exploration Co., 5.625%, 7/1/24	39	37,761

Nine Energy Service, Inc., 8.75%, 11/1/23(4)	92	27,514

Occidental Petroleum Corp., 2.70%, 8/15/22	49	45,386

Occidental Petroleum Corp., 2.90%, 8/15/24	16	13,344

Occidental Petroleum Corp., 3.125%, 2/15/22	3	2,858

Occidental Petroleum Corp., 3.40%, 4/15/26	76	59,588

Occidental Petroleum Corp., 3.45%, 7/15/24	42	34,125

Occidental Petroleum Corp., 3.50%, 8/15/29	101	73,029

Occidental Petroleum Corp., 4.20%, 3/15/48	156	103,475

Occidental Petroleum Corp., 4.40%, 8/15/49	125	83,984

Occidental Petroleum Corp., 4.625%, 6/15/45	84	56,910

Security		Principal Amount* (000’s omitted)	Value

Oil, Gas & Consumable Fuels (continued)

Occidental Petroleum Corp., 6.20%, 3/15/40		81	$65,958

Occidental Petroleum Corp., 6.375%, 9/1/28		93	81,549

Occidental Petroleum Corp., 6.625%, 9/1/30		254	222,961

Odebrecht Oil & Gas Finance, Ltd., 0.00%(4)(8)		862	2,155

Parsley Energy, LLC/Parsley Finance Corp., 5.25%, 8/15/25(4)		75	77,438

Parsley Energy, LLC/Parsley Finance Corp., 5.625%, 10/15/27(4)		137	145,939

Plains All American Pipeline, L.P., Series B, 6.125% to 11/15/22(5)(8)		792	490,050

Precision Drilling Corp., 5.25%, 11/15/24		50	32,531

Precision Drilling Corp., 7.125%, 1/15/26(4)		75	47,517

Precision Drilling Corp., 7.75%, 12/15/23		33	24,523

Shelf Drilling Holdings, Ltd., 8.25%, 2/15/25(4)		440	146,850

Southwestern Energy Co., 7.50%, 4/1/26		16	16,309

Southwestern Energy Co., 7.75%, 10/1/27		16	16,550

Southwestern Energy Co., 8.375%, 9/15/28		169	176,922

Sunoco, L.P./Sunoco Finance Corp., 4.875%, 1/15/23		145	146,616

Targa Resources Partners, L.P./Targa Resources Partners Finance Corp., 5.875%, 4/15/26		155	158,391

Teleflex, Inc., 4.625%, 11/15/27		160	169,094

Transocean Pontus, Ltd., 6.125%, 8/1/25(4)		94	82,661

Transocean Poseidon, Ltd., 6.875%, 2/1/27(4)		51	38,378

Transocean, Inc., 11.50%, 1/30/27(4)		49	16,291

WPX Energy, Inc., 5.25%, 10/15/27		67	67,308

			$7,647,725

Pharmaceuticals — 1.7%

AdaptHealth, LLC, 6.125%, 8/1/28(4)		110	$114,537

Bausch Health Americas, Inc., 8.50%, 1/31/27(4)		448	490,486

Bausch Health Americas, Inc., 9.25%, 4/1/26(4)		105	115,899

Bausch Health Cos., Inc., 5.00%, 1/30/28(4)		190	188,030

Bausch Health Cos., Inc., 5.25%, 1/30/30(4)		376	369,841

Bausch Health Cos., Inc., 5.50%, 3/1/23(4)		35	35,022

Bausch Health Cos., Inc., 5.50%, 11/1/25(4)		129	132,651

Bausch Health Cos., Inc., 5.75%, 8/15/27(4)		72	77,355

Bausch Health Cos., Inc., 5.875%, 5/15/23(4)		2	1,997

Bausch Health Cos., Inc., 6.125%, 4/15/25(4)		60	61,740

Bausch Health Cos., Inc., 6.25%, 2/15/29(4)		255	263,160

Bausch Health Cos., Inc., 7.00%, 1/15/28(4)		94	99,799

Bausch Health Cos., Inc., 7.25%, 5/30/29(4)		98	105,675

Bausch Health Cos., Inc., 9.00%, 12/15/25(4)		245	268,324

Catalent Pharma Solutions, Inc., 4.875%, 1/15/26(4)		270	276,361

Cheplapharm Arzneimittel GmbH, 4.375%, 1/15/28(7)	EUR	687	794,837

Grifols S.A., 2.25%, 11/15/27(7)	EUR	410	471,979

29	See Notes to Financial Statements.

Global Income Builder Portfolio

October 31, 2020

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Pharmaceuticals (continued)

Herbalife Nutrition, Ltd./HLF Financing, Inc., 7.875%, 9/1/25(4)		198	$210,187

Nidda Healthcare Holding GmbH, 3.50%, 9/30/24(7)	EUR	311	354,056

			$4,431,936

Pipelines — 0.7%

Antero Midstream Partners, L.P./Antero Midstream Finance Corp., 5.75%, 3/1/27(4)		327	$294,913

Cheniere Energy Partners, L.P., 4.50%, 10/1/29		199	203,181

Cheniere Energy, Inc., 4.625%, 10/15/28(4)		183	189,176

Crestwood Midstream Partners, L.P./Crestwood Midstream Finance Corp., 5.625%, 5/1/27(4)		190	166,844

Energy Transfer Operating, L.P., 5.875%, 1/15/24		15	16,415

Energy Transfer Operating, L.P., Series A, 6.25% to 2/15/23(5)(8)		110	73,969

Energy Transfer Operating, L.P., Series B, 6.625% to 2/15/28(5)(8)		188	133,808

EnLink Midstream, LLC, 5.375%, 6/1/29		117	100,386

EQM Midstream Partners, L.P., 6.00%, 7/1/25(4)		116	119,045

EQM Midstream Partners, L.P., 6.50%, 7/1/27(4)		116	121,824

Five Point Operating Co., L.P./Five Point Capital Corp., 7.875%, 11/15/25(4)		123	123,231

NGPL PipeCo, LLC, 4.375%, 8/15/22(4)		50	51,890

Western Midstream Operating, L.P., 4.50%, 3/1/28		27	25,110

Western Midstream Operating, L.P., 4.75%, 8/15/28		24	22,500

Western Midstream Operating, L.P., 5.05%, 2/1/30		207	196,650

			$1,838,942

Real Estate Investment Trusts (REITs) — 1.1%

ADLER Group S.A., 3.25%, 8/5/25(7)	EUR	500	$575,774

Brookfield Property REIT, Inc./BPR Cumulus, LLC/BPR Nimbus, LLC/GGSI Sellco, LLC, 5.75%, 5/15/26(4)		287	238,748

Consus Real Estate AG, 9.625%, 5/15/24(7)	EUR	330	410,277

Greystar Real Estate Partners, LLC, 5.75%, 12/1/25(4)		333	338,827

HAT Holdings I, LLC/HAT Holdings II, LLC, 3.75%, 9/15/30(4)		151	151,566

HAT Holdings I, LLC/HAT Holdings II, LLC, 6.00%, 4/15/25(4)		127	134,938

Iron Mountain, Inc., 4.50%, 2/15/31(4)		114	113,637

Service Properties Trust, 7.50%, 9/15/25		167	175,197

VICI Properties, L.P./VICI Note Co., Inc., 3.75%, 2/15/27(4)		198	198,836

VICI Properties, L.P./VICI Note Co., Inc., 4.125%, 8/15/30(4)		198	200,723

VICI Properties, L.P./VICI Note Co., Inc., 4.25%, 12/1/26(4)		300	305,528

			$2,844,051

Security		Principal Amount* (000’s omitted)	Value

Real Estate Management & Development — 0.1%

AT Securities B.V., 5.25% to 7/21/23(5)(7)(8)		250	$250,347

			$250,347

Semiconductors & Semiconductor Equipment — 0.1%

ON Semiconductor Corp., 3.875%, 9/1/28(4)		258	$262,838

			$262,838

Software — 0.3%

Black Knight InfoServ, LLC, 3.625%, 9/1/28(4)		126	$127,733

CDK Global, Inc., 5.25%, 5/15/29(4)		96	103,069

MSCI, Inc., 3.875%, 2/15/31(4)		220	230,175

Open Text Corp., 3.875%, 2/15/28(4)		179	182,132

Open Text Holdings, Inc., 4.125%, 2/15/30(4)		157	163,176

SS&C Technologies, Inc., 5.50%, 9/30/27(4)		95	101,088

			$907,373

Specialty Retail — 1.0%

Academy, Ltd., 6.00%, 11/15/27(4)(9)		34	$34,065

Asbury Automotive Group, Inc., 4.50%, 3/1/28(4)		53	54,027

Asbury Automotive Group, Inc., 4.75%, 3/1/30(4)		70	72,363

B&M European Value Retail S.A., 3.625%, 7/15/25(7)	GBP	410	538,410

Burlington Coat Factory Warehouse Corp., 6.25%, 4/15/25(4)		177	185,739

Dave & Buster’s, Inc., 7.625%, 11/1/25(4)		205	201,669

Entegris, Inc., 4.375%, 4/15/28(4)		166	173,055

Entegris, Inc., 4.625%, 2/10/26(4)		77	79,214

Group 1 Automotive, Inc., 4.00%, 8/15/28(4)		145	145,363

IRB Holding Corp., 7.00%, 6/15/25(4)		77	82,198

Ken Garff Automotive, LLC, 4.875%, 9/15/28(4)		155	153,869

L Brands, Inc., 6.625%, 10/1/30(4)		144	151,470

L Brands, Inc., 6.75%, 7/1/36		46	46,555

L Brands, Inc., 6.875%, 7/1/25(4)		76	81,585

L Brands, Inc., 6.875%, 11/1/35		237	240,999

L Brands, Inc., 7.60%, 7/15/37		45	43,313

L Brands, Inc., 9.375%, 7/1/25(4)		53	61,546

Specialty Building Products Holdings, LLC/SBP Finance Corp., 6.375%, 9/30/26(4)		72	73,530

White Cap Buyer, LLC, 6.875%, 10/15/28(4)		89	91,392

Yum! Brands, Inc., 3.625%, 3/15/31		182	179,042

Yum! Brands, Inc., 7.75%, 4/1/25(4)		54	59,384

			$2,748,788

30	See Notes to Financial Statements.

Global Income Builder Portfolio

October 31, 2020

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Technology Hardware, Storage & Peripherals — 0.4%

Booz Allen Hamilton, Inc., 3.875%, 9/1/28(4)		223	$226,763

Dell International, LLC/EMC Corp., 6.02%, 6/15/26(4)		315	373,171

Presidio Holdings, Inc., 8.25%, 2/1/28(4)		265	281,728

Science Applications International Corp., 4.875%, 4/1/28(4)		64	67,154

			$948,816

Telecommunications — 2.0%

Altice France Holding S.A., 10.50%, 5/15/27(4)		200	$220,875

Connect Finco S.a.r.l./Connect US Finco, LLC, 6.75%, 10/1/26(4)		281	283,459

Hughes Satellite Systems Corp., 5.25%, 8/1/26		145	155,924

Hughes Satellite Systems Corp., 6.625%, 8/1/26		95	103,235

Intelsat Jackson Holdings S.A., 8.00%, 2/15/24(4)		200	203,332

LogMeIn, Inc., 5.50%, 9/1/27(4)		111	112,665

PLT VII Finance S.a.r.l., 4.625%, 1/5/26(7)	EUR	185	216,538

SoftBank Group Corp., 4.00%, 4/20/23(7)	EUR	100	119,749

Sprint Corp., 7.875%, 9/15/23		1,154	1,319,166

Switch, Ltd., 3.75%, 9/15/28(4)		87	87,272

T-Mobile USA, Inc., 4.50%, 2/1/26		155	159,166

T-Mobile USA, Inc., 4.75%, 2/1/28		170	182,350

Telecom Italia Capital S.A., 6.00%, 9/30/34		337	392,942

Telecom Italia SpA, 2.75%, 4/15/25(7)	EUR	275	332,232

Telecom Italia SpA, 3.00%, 9/30/25(7)	EUR	520	634,401

ViaSat, Inc., 5.625%, 4/15/27(4)		143	150,061

Vmed O2 UK Financing I PLC, 3.25%, 1/31/31(7)	EUR	100	114,281

Vodafone Group PLC, 2.625% to 5/27/26, 8/27/80(5)(7)	EUR	220	253,228

Vodafone Group PLC, 4.875% to 7/3/25, 10/3/78(5)(7)	GBP	215	297,163

			$5,338,039

Textiles, Apparel & Luxury Goods — 0.2%

Hanesbrands Finance Luxembourg SCA, 3.50%, 6/15/24(7)	EUR	400	$483,391

			$483,391

Transportation — 0.5%

Cargo Aircraft Management, Inc., 4.75%, 2/1/28(4)		127	$129,302

CMA CGM S.A., 5.25%, 1/15/25(7)	EUR	127	136,242

Getlink SE, 3.50%, 10/30/25(7)	EUR	640	749,014

Watco Cos., LLC/Watco Finance Corp., 6.50%, 6/15/27(4)		318	330,521

XPO Logistics, Inc., 6.125%, 9/1/23(4)		80	81,150

			$1,426,229

Security		Principal Amount* (000’s omitted)	Value

Water Utilities — 0.2%

Anglian Water Osprey Financing PLC, 4.00%, 3/8/26(7)	GBP	475	$607,147

			$607,147

Wireless Telecommunication Services — 0.1%

Sprint Corp., 7.625%, 3/1/26		157	$191,302

			$191,302

Total Corporate Bonds & Notes (identified cost $104,321,173)			$103,367,056

Senior Floating-Rate Loans — 1.1%(13)
Borrower/Tranche Description		Principal Amount (000’s omitted)	Value

Business Equipment and Services — 0.2%

EIG Investors Corp., Term Loan, 4.75%, (3 mo. USD LIBOR + 3.75%, Floor 1.00%), Maturing 2/9/23		$398	$395,046

Hillman Group, Inc. (The), Term Loan, 4.15%, (1 mo. USD LIBOR + 4.00%), Maturing 5/31/25		114	111,737

			$506,783

Financial Intermediaries — 0.1%

BellRing Brands, LLC, Term Loan, 6.00%, (1 mo. USD LIBOR + 5.00%, Floor 1.00%), Maturing 10/21/24		$97	$97,040

Spectacle Gary Holdings, LLC, Term Loan, 11.00%, (3 mo. USD LIBOR + 9.00%, Floor 2.00%), Maturing 12/23/25		162	153,827

Spectacle Gary Holdings, LLC, Term Loan, 11.00%, Maturing 12/23/25(14)		12	11,147

			$262,014

Food Products — 0.1%

HLF Financing S.a.r.l., Term Loan, 2.90%, (1 mo. USD LIBOR + 2.75%), Maturing 8/18/25		$289	$284,872

			$284,872

Insurance — 0.3%

Asurion, LLC, Term Loan - Second Lien, 6.65%, (1 mo. USD LIBOR + 6.50%), Maturing 8/4/25		$640	$641,961

			$641,961

31	See Notes to Financial Statements.

Global Income Builder Portfolio

October 31, 2020

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Leisure Goods / Activities / Movies — 0.2%

Playtika Holding Corp., Term Loan, 7.00%, (6 mo. USD LIBOR + 6.00%, Floor 1.00%), Maturing 12/10/24	$558	$559,772

		$559,772

Lodging and Casinos — 0.0%(6)

Stars Group Holdings B.V. (The), Term Loan, 3.72%, (3 mo. USD LIBOR + 3.50%), Maturing 7/10/25	$87	$87,109

		$87,109

Publishing — 0.0%(6)

Nielsen Finance, LLC, Term Loan, 4.75%, (1 mo. USD LIBOR + 3.75%, Floor 1.00%), Maturing 6/4/25	$70	$69,650

		$69,650

Retailers (Except Food and Drug) — 0.1%

PetSmart, Inc., Term Loan, 4.50%, (3 mo. USD LIBOR + 3.50%, Floor 1.00%), Maturing 3/11/22	$332	$329,607

		$329,607

Telecommunications — 0.1%

Intelsat Jackson Holdings S.A., Term Loan, 8.63%, Maturing 1/2/24(15)	$110	$111,329

		$111,329

Total Senior Floating-Rate Loans (identified cost $2,853,943)		$2,853,097

Convertible Bonds — 0.1%
Security	Principal Amount (000’s omitted)	Value

Air Transportation — 0.1%

Air Transport Services Group, Inc., 1.125%, 10/15/24	$169	$187,934

		$187,934

Leisure — 0.0%(6)

Royal Caribbean Cruises, Ltd., 4.25%, 6/15/23(4)	$29	$30,187

		$30,187

Total Convertible Bonds (identified cost $182,605)		$218,121

Exchange-Traded Funds — 0.4%
Security	Shares	Value

Equity Funds — 0.4%

First Trust Preferred Securities and Income ETF	26,985	$517,302

iShares Preferred & Income Securities ETF	13,982	506,428

Total Exchange-Traded Funds (identified cost $1,001,068)		$1,023,730

Convertible Preferred Stocks — 0.0%(6)
Security	Shares	Value

Health Care Equipment & Supplies — 0.0%(6)

Becton Dickinson and Co., Series B, 6.00%	2,000	$104,160

		$104,160

Total Convertible Preferred Stocks (identified cost $101,997)		$104,160

Warrants — 0.0%(6)
Security	Shares	Value

Media — 0.0%(6)

iHeartMedia, Inc., Exp. 5/1/39(1)	3,627	$29,814

		$29,814

Total Warrants (identified cost $60,110)		$29,814

Short-Term Investments — 0.4%
Description	Units	Value

Eaton Vance Cash Reserves Fund, LLC, 0.12%(16)	1,027,196	$1,027,196

Total Short-Term Investments (identified cost $1,027,196)		$1,027,196

Total Investments — 98.3% (identified cost $237,025,006)		$258,536,328

Less Unfunded Loan Commitments — (0.0)%(6)		$(11,757)

Net Investments — 98.3% (identified cost $237,013,249)		$258,524,571

Other Assets, Less Liabilities — 1.7%		$4,570,457

Net Assets — 100.0%		$263,095,028

32	See Notes to Financial Statements.

Global Income Builder Portfolio

October 31, 2020

Portfolio of Investments — continued

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

*	In U.S. dollars unless otherwise indicated.

(1)	Non-income producing security.

(2)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 8).

(3)	Security (or a portion thereof) has been pledged to cover collateral requirements on open derivative contracts.

(4)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At October 31, 2020, the aggregate value of these securities is $51,585,735 or 19.6% of the Portfolio’s net assets.

(5)	Security converts to variable rate after the indicated fixed-rate coupon period.

(6)	Amount is less than 0.05% or (0.05)%, as applicable.

(7)

Security exempt from registration under Regulation S of the Securities Act of 1933, as amended, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, as amended. At October 31, 2020, the aggregate value of these securities is $24,534,171 or 9.3% of the Portfolio’s net assets.

(8)	Perpetual security with no stated maturity date but may be subject to calls by the issuer.

(9)	When-issued security.

(10)	Represents a payment-in-kind security which may pay interest in additional principal at the issuer’s discretion.

(11)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2020.

(12)	Issuer is in default with respect to interest and/or principal payments.

(13)

Senior floating-rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will typically have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are redetermined periodically by reference to a base lending rate, plus a spread. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”). Base lending rates may be subject to a floor, or minimum rate. Senior Loans are generally subject to contractual restrictions that must be satisfied before they can be bought or sold.

(14)

Unfunded or partially unfunded loan commitments. The stated interest rate reflects the weighted average of the reference rate and spread for the funded portion, if any, and the commitment fees on the portion of the loan that is unfunded. At October 31, 2020, the total value of unfunded loan commitments is $11,147. See Note 1F for description.

(15)	Fixed-rate loan.

(16)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2020.

Country Concentration of Portfolio
Country	Percentage of Total Investments	Value

United States	59.9%	$154,739,667

United Kingdom	8.1	20,929,203

France	5.0	12,826,794

Japan	4.4	11,400,431

Switzerland	3.9	10,175,883

Germany	3.1	7,987,233

Canada	2.1	5,471,881

Spain	1.9	4,809,761

Netherlands	1.6	4,041,699

Sweden	1.3	3,503,891

Luxembourg	1.3	3,439,900

Australia	1.0	2,514,256

Ireland	0.9	2,256,688

Taiwan	0.8	2,166,111

Hong Kong	0.7	1,708,637

China	0.6	1,559,056

Denmark	0.6	1,450,031

Italy	0.5	1,359,575

India	0.4	977,623

United Arab Emirates	0.3	890,288

Norway	0.3	849,520

Greece	0.3	694,318

Poland	0.2	608,499

Austria	0.1	407,912

Mexico	0.1	349,050

Finland	0.1	237,761

Peru	0.1	154,775

Brazil	0.0 (1)	2,155

Exchange-Traded Funds	0.4	1,023,730

Total Investments	100.0%	$258,536,328

(1)	Amount is less than 0.05%.

33	See Notes to Financial Statements.

Global Income Builder Portfolio

October 31, 2020

Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

EUR	775,125	USD	919,405	Citibank, N.A.	11/5/20	$—	$(16,616)

USD	753,585	EUR	647,000	Bank of America, N.A.	11/6/20	6	—

USD	231,123	EUR	195,170	State Street Bank and Trust Company	11/30/20	3,683	—

						$3,689	$(16,616)

Futures Contracts

Description	Number of Contracts	Position	Expiration Date	Notional Amount	Value/Unrealized Appreciation (Depreciation)

Equity Futures

E-mini S&P 500 Index	22	Long	12/18/20	$3,591,170	$(76,285)

STOXX Europe 600 Index	(173)	Short	12/18/20	(3,442,362)	252,450

					$176,165

Abbreviations:

ADR	–	American Depositary Receipt

EURIBOR	–	Euro Interbank Offered Rate

LIBOR	–	London Interbank Offered Rate

PC	–	Participation Certificates

PIK	–	Payment In Kind

Currency Abbreviations:

EUR	–	Euro

GBP	–	British Pound Sterling

USD	–	United States Dollar

34	See Notes to Financial Statements.

Global Income Builder Portfolio

October 31, 2020

Statement of Assets and Liabilities

Assets	October 31, 2020

Unaffiliated investments, at value (identified cost, $235,986,053)	$257,497,375

Affiliated investment, at value (identified cost, $1,027,196)	1,027,196

Cash	27,559

Foreign currency, at value (identified cost, $1,373,525)	1,373,314

Interest and dividends receivable	1,661,936

Dividends receivable from affiliated investment	17

Receivable for investments sold	3,200,827

Receivable for open forward foreign currency exchange contracts	3,689

Tax reclaims receivable	2,025,471

Total assets	$266,817,384

Liabilities

Payable for investments purchased	$842,349

Payable for when-issued securities	2,574,186

Payable for variation margin on open financial futures contracts	45,905

Payable for open forward foreign currency exchange contracts	16,616

Payable to affiliates:

Investment adviser fee	127,555

Trustees’ fees	1,243

Accrued expenses	114,502

Total liabilities	$3,722,356

Net Assets applicable to investors’ interest in Portfolio	$263,095,028

35	See Notes to Financial Statements.

Global Income Builder Portfolio

October 31, 2020

Statement of Operations

Investment Income	Year Ended October 31, 2020

Interest (net of foreign taxes, $812)	$6,631,989

Dividends (net of foreign taxes, $742,552)	6,008,052

Non-cash dividend income	786,216

Dividends from affiliated investment	19,862

Total investment income	$13,446,119

Expenses

Investment adviser fee	$1,546,552

Trustees’ fees and expenses	15,228

Custodian fee	193,187

Legal and accounting services	61,660

Miscellaneous	50,125

Total expenses	$1,866,752

Net investment income	$11,579,367

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —

Investment transactions	$(3,765,347)

Investment transactions — affiliated investment	(2,391)

Financial futures contracts	2,793,487

Foreign currency transactions	44,789

Forward foreign currency exchange contracts	(1,240,277)

Net realized loss	$(2,169,739)

Change in unrealized appreciation (depreciation) —

Investments	$(4,331,949)

Investments — affiliated investment	(1)

Financial futures contracts	176,165

Foreign currency	(2,586)

Forward foreign currency exchange contracts	(12,927)

Net change in unrealized appreciation (depreciation)	$(4,171,298)

Net realized and unrealized loss	$(6,341,037)

Net increase in net assets from operations	$5,238,330

36	See Notes to Financial Statements.

Global Income Builder Portfolio

October 31, 2020

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2020	2019

From operations —

Net investment income	$11,579,367	$14,450,194

Net realized loss	(2,169,739)	(6,970,681)

Net change in unrealized appreciation (depreciation)	(4,171,298)	25,251,717

Net increase in net assets from operations	$5,238,330	$32,731,230

Capital transactions —

Contributions	$9,268,119	$4,524,358

Withdrawals	(53,647,355)	(58,888,266)

Portfolio transaction fee	216,038	215,407

Net decrease in net assets from capital transactions	$(44,163,198)	$(54,148,501)

Net decrease in net assets	$(38,924,868)	$(21,417,271)

Net Assets

At beginning of year	$302,019,896	$323,437,167

At end of year	$263,095,028	$302,019,896

37	See Notes to Financial Statements.

Global Income Builder Portfolio

October 31, 2020

Financial Highlights

	Year Ended October 31,				Period Ended October 31, 2016(1)
Ratios/Supplemental Data	2020	2019	2018	2017

Ratios (as a percentage of average daily net assets):

Expenses	0.66%	0.70%	0.75%	0.75%	0.80	%(2)

Net investment income	4.12%	4.72%	3.47%	4.56%	3.75	%(2)

Portfolio Turnover	118%	86%	102%	143%	66	%(3)

Total Return	2.64%	11.57%	(1.00)%	15.99%	3.65	%(3)

Net assets, end of period (000’s omitted)	$263,095	$302,020	$323,437	$364,476	$376,698

(1)	For the period from the start of business, March 28, 2016, to October 31, 2016.

(2)	Annualized.

(3)	Not annualized.

38	See Notes to Financial Statements.

Global Income Builder Portfolio

October 31, 2020

Notes to Financial Statements

1  Significant Accounting Policies

Global Income Builder Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to achieve total return. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2020, Eaton Vance Global Income Builder Fund and Eaton Vance Global Income Builder NextShares held an interest of 97.8% and 2.2%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that uses various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service.

Derivatives. Financial futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded, with adjustments for fair valuation for certain foreign financial futures contracts as described below. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average ask prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service.

Foreign Securities, Financial Futures Contracts and Currencies. Foreign securities, financial futures contracts and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities and certain exchange-traded foreign financial futures contracts generally is determined as of the close of trading on the principal exchange on which such securities and contracts trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities and certain foreign financial futures contracts to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities and foreign financial futures contracts that meet certain criteria, the Portfolio’s Trustees have approved the use of a fair value service that values such securities and foreign financial futures contracts to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities and foreign financial futures contracts.

Affiliated Fund. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

39

Global Income Builder Portfolio

October 31, 2020

Notes to Financial Statements — continued

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends, interest and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. In consideration of recent decisions rendered by European courts, the Portfolio has filed additional tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. Due to the uncertainty as to the ultimate resolution of these proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment, no amounts are reflected in the financial statements for such outstanding reclaims. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Distributions from investment companies are recorded as dividend income, capital gains or return of capital based on the nature of the distribution.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.

As of October 31, 2020, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

F  Unfunded Loan Commitments — The Portfolio may enter into certain loan agreements all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. These commitments are disclosed in the accompanying Portfolio of Investments. At October 31, 2020, the Portfolio had sufficient cash and/or securities to cover these commitments.

G  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

I  Financial Futures Contracts — Upon entering into a financial futures contract, the Portfolio is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Portfolio each business day, depending on the daily fluctuations in the value of the underlying security or index, and are recorded as unrealized gains or losses by the Portfolio. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

J  Forward Foreign Currency Exchange Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

40

Global Income Builder Portfolio

October 31, 2020

Notes to Financial Statements — continued

K  When-Issued Securities and Delayed Delivery Transactions — The Portfolio may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Portfolio maintains cash and/or security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

L  Capital Transactions — To seek to protect the Portfolio (and, indirectly, other investors in the Portfolio) against the costs of accommodating investor inflows and outflows, the Portfolio imposes a fee (“Portfolio transaction fee”) on inflows and outflows by Portfolio investors. The Portfolio transaction fee is sized to cover the estimated cost to the Portfolio of, in connection with issuing interests, converting the cash and/or other instruments it receives to the desired composition and, in connection with redeeming its interests, converting Portfolio holdings to cash and/or other instruments to be distributed. Such fee, which may vary over time, is limited to amounts that have been authorized by the Board of Trustees and determined by EVM to be appropriate. The maximum Portfolio transaction fee is 2% of the amount of net contributions or withdrawals. The Portfolio transaction fee is recorded as a component of capital transactions on the Statements of Changes in Net Assets.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM and an indirect subsidiary of Eaton Vance Corp., as compensation for investment advisory services rendered to the Portfolio. Pursuant to the investment advisory agreement and subsequent fee reduction agreement between the Portfolio and BMR, the fee is computed at an annual rate of 0.55% of the Portfolio’s average daily net assets up to $500 million. On average daily net assets of $500 million and over, the annual fee is reduced. The fee reduction cannot be terminated or reduced without the approval of a majority vote of the Trustees of the Portfolio who are not interested persons of BMR or the Portfolio and by the vote of a majority of the holders of interest in the Portfolio. For the year ended October 31, 2020, the Portfolio’s investment adviser fee amounted to $1,546,552 or 0.55% of the Portfolio’s average daily net assets. Pursuant to a sub-advisory agreement and subsequent fee reduction agreement, BMR pays Eaton Vance Advisers International Ltd. (EVAIL), an indirect, wholly-owned subsidiary of Eaton Vance Corp., a portion of its investment adviser fee for sub-advisory services provided to the Portfolio. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2020, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, and including maturities and principal repayments on Senior Loans, aggregated $323,235,448 and $354,515,693, respectively, for the year ended October 31, 2020.

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Portfolio at October 31, 2020, as determined on a federal income tax basis, were as follows:

Aggregate cost	$239,344,953

Gross unrealized appreciation	$31,174,217

Gross unrealized depreciation	(11,994,599)

Net unrealized appreciation	$19,179,618

5  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts and financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 2020 is included in the Portfolio of Investments. At October 31, 2020, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

41

Global Income Builder Portfolio

October 31, 2020

Notes to Financial Statements — continued

In the normal course of pursuing its investment objective, the Portfolio is subject to the following risks:

Equity Price Risk: The Portfolio enters into equity futures contracts on securities indices to gain or limit exposure to certain markets, particularly in connection with engaging in the dividend capture trading strategy.

Foreign Exchange Risk: Because the Portfolio holds foreign currency denominated investments, the value of these investments and related receivables and payables may change due to future changes in foreign currency exchange rates. To hedge against this risk, the Portfolio enters into forward foreign currency exchange contracts.

The Portfolio enters into forward foreign currency exchange contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Portfolio’s net assets below a certain level over a certain period of time, which would trigger a payment by the Portfolio for those derivatives in a liability position. At October 31, 2020, the fair value of derivatives with credit-related contingent features in a net liability position was $16,616. At October 31, 2020, there were no assets pledged by the Portfolio for such liability.

The over-the-counter (OTC) derivatives in which the Portfolio invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Portfolio has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Portfolio’s net assets decline by a stated percentage or the Portfolio fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Portfolio of any net liability owed to it.

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Portfolio and/or counterparty is held in segregated accounts by the Portfolio’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as deposits for derivatives collateral and, in the case of cash pledged by a counterparty for the benefit of the Portfolio, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Portfolio as collateral, if any, are identified as such in the Portfolio of Investments.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at October 31, 2020 was as follows:

		Fair Value
Risk	Derivative	Asset Derivative		Liability Derivative

Equity Price	Futures contracts	$252,450	(1)	$(76,285	)(1)

Foreign Exchange	Forward foreign currency exchange contracts	3,689	(2)	(16,616	)(3)

Total		$256,139		$(92,901)

Derivatives not subject to master netting or similar agreements		$252,450		$(76,285)

Total Derivatives subject to master netting or similar agreements		$3,689		$(16,616)

(1)

Only the current day’s variation margin on open futures contracts is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin on open financial futures contracts, as applicable.

(2)	Statement of Assets and Liabilities location: Receivable for open forward foreign currency exchange contracts.

(3)	Statement of Assets and Liabilities location: Payable for open forward foreign currency exchange contracts.

42

Global Income Builder Portfolio

October 31, 2020

Notes to Financial Statements — continued

The Portfolio’s derivative assets and liabilities at fair value by risk, which are reported gross in the Statement of Assets and Liabilities, are presented in the table above. The following tables present the Portfolio’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Portfolio for such assets and pledged by the Portfolio for such liabilities as of October 31, 2020.

Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)

Bank of America, N.A.	$6	$—	$—	$—	$6

State Street Bank and Trust Company	3,683	—	—	—	3,683

	$3,689	$—	$—	$—	$3,689

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)

Citibank, N.A.	$(16,616)	$—	$—	$—	$(16,616)

	$(16,616)	$—	$—	$—	$(16,616)

(a)	In some instances, the total collateral received and/or pledged may be more than the amount shown due to over collateralization.

(b)	Net amount represents the net amount due from the counterparty in the event of default.

(c)	Net amount represents the net amount payable to the counterparty in the event of default.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure for the year ended October 31, 2020 was as follows:

Risk	Derivative	Realized Gain (Loss) on Derivatives Recognized in Income(1)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income(2)

Equity Price	Futures contracts	$2,793,487	$176,165

Foreign Exchange	Forward foreign currency exchange contracts	(1,240,277)	(12,927)

Total		$1,553,210	$163,238

(1)	Statement of Operations location: Net realized gain (loss) – Financial futures contracts and Forward foreign currency exchange contracts, respectively.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Financial futures contracts and Forward foreign currency exchange contracts, respectively.

The average notional cost of futures contracts and average notional amounts of other derivative contracts outstanding during the year ended October 31, 2020, which are indicative of the volume of these derivative types, were approximately as follows:

Futures Contracts — Long	Futures Contracts — Short	Forward Foreign Currency Exchange Contracts*

$10,942,000	$11,126,000	$6,146,000

*	The average notional amount for forward foreign currency exchange contracts is based on the absolute value of notional amounts of currency purchased and currency sold.

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Global Income Builder Portfolio

October 31, 2020

Notes to Financial Statements — continued

6  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in an $800 million unsecured line of credit agreement with a group of banks, which is in effect through October 26, 2021. Borrowings are made by the Portfolio solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2020, an upfront fee and arrangement fee totaling $950,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2020.

7  Investments in Affiliated Funds

At October 31, 2020, the value of the Portfolio’s investment in affiliated funds was $1,027,196, which represents 0.4% of the Portfolio’s net assets. Transactions in affiliated funds by the Portfolio for the year ended October 31, 2020 were as follows:

Name of affiliated fund	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units, end of period

Short-Term Investments

Eaton Vance Cash Reserves Fund, LLC	$1,345,311	$134,328,107	$(134,643,830)	$(2,391)	$(1)	$1,027,196	$19,862	1,027,196

8  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2020, the hierarchy of inputs used in valuing the Portfolio’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2		Level 3*	Total

Common Stocks

Communication Services	$11,835,157	$3,778,376		$—	$15,613,533

Consumer Discretionary	10,351,632	8,338,266		—	18,689,898

Consumer Staples	2,706,305	6,804,194		—	9,510,499

Energy	3,116,983	455,443		—	3,572,426

Financials	9,361,237	8,310,994		—	17,672,231

Health Care	10,140,597	10,790,674		—	20,931,271

Industrials	6,337,766	12,109,282		0	18,447,048

Information Technology	20,358,056	11,210,646		—	31,568,702

Materials	—	4,588,126		—	4,588,126

Real Estate	2,219,351	—		—	2,219,351

Utilities	2,444,920	1,364,047		—	3,808,967

Total Common Stocks	$78,872,004	$67,750,048	**	$0	$146,622,052

44

Global Income Builder Portfolio

October 31, 2020

Notes to Financial Statements — continued

Asset Description	Level 1	Level 2	Level 3*	Total

Preferred Stocks

Consumer Staples	$—	$467,415	$—	$467,415

Energy	505,699	—	—	505,699

Financials	873,952	120,420	—	994,372

Industrials	312,636	—	—	312,636

Real Estate	594,192	—	—	594,192

Utilities	331,500	85,288	—	416,788

Total Preferred Stocks	$2,617,979	$673,123	$—	$3,291,102

Corporate Bonds & Notes	$—	$103,367,056	$—	$103,367,056

Senior Floating-Rate Loans (Less Unfunded Loan Commitments)	—	2,841,340	—	2,841,340

Convertible Bonds	—	218,121	—	218,121

Exchange-Traded Funds	1,023,730	—	—	1,023,730

Convertible Preferred Stocks	104,160	—	—	104,160

Warrants	29,814	—	—	29,814

Short-Term Investments	—	1,027,196	—	1,027,196

Total Investments	$82,647,687	$175,876,884	$0	$258,524,571

Forward Foreign Currency Exchange Contracts	$—	$3,689	$—	$3,689

Futures Contracts	252,450	—	—	252,450

Total	$82,900,137	$175,880,573	$0	$258,780,710

Liability Description

Forward Foreign Currency Exchange Contracts	$—	$(16,616)	$—	$(16,616)

Futures Contracts	(76,285)	—	—	(76,285)

Total	$(76,285)	$(16,616)	$—	$(92,901)

*	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Portfolio.

**

Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2020 is not presented.

9  Risks and Uncertainties

Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers and issuers than in the United States.

Pandemic Risk

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in December 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this

45

Global Income Builder Portfolio

October 31, 2020

Notes to Financial Statements — continued

outbreak has negatively affected the worldwide economy, the economies of individual countries, individual companies, and the market in general, and may continue to do so in significant and unforeseen ways, as may other epidemics and pandemics that may arise in the future. Any such impact could adversely affect the Portfolio’s performance, or the performance of the securities in which the Portfolio invests.

10  Additional Information

On October 8, 2020, Morgan Stanley and Eaton Vance Corp. (“Eaton Vance”) announced that they had entered into a definitive agreement under which Morgan Stanley would acquire Eaton Vance. Under the Investment Company Act of 1940, as amended, consummation of this transaction may be deemed to result in the automatic termination of an Eaton Vance Fund’s investment advisory agreement, and, where applicable, any related sub-advisory agreement. On November 24, 2020, the Portfolio’s Board approved a new investment advisory agreement and a new sub-advisory agreement. The new investment advisory agreement and new sub-advisory agreement will be presented to Portfolio interest holders for approval, and, if approved, would take effect upon consummation of the transaction. A special joint meeting of Portfolio interest holders will be held on February 18, 2021, at which the proposed investment advisory agreement and sub-advisory agreement for the Portfolio will be submitted for approval.

46

Global Income Builder Portfolio

October 31, 2020

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Global Income Builder Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Global Income Builder Portfolio (the “Portfolio”), including the portfolio of investments, as of October 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended and the period from the start of business, March 28, 2016, to October 31, 2016, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of October 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and the period from the start of business, March 28, 2016, to October 31, 2016, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities and senior loans owned as of October 31, 2020, by correspondence with the custodian, brokers and selling or agent banks; when replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 18, 2020

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

47

Eaton Vance

Global Income Builder Fund

October 31, 2020

Liquidity Risk Management Program

The Fund has implemented a written liquidity risk management program (Program) and related procedures to manage its liquidity in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (Liquidity Rule). The Liquidity Rule defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Fund’s Board of Trustees/Directors has designated the investment adviser to serve as the administrator of the Program and the related procedures. The administrator has established a Liquidity Risk Management Oversight Committee (Committee) to perform the functions necessary to administer the Program. As part of the Program, the administrator is responsible for identifying illiquid investments and categorizing the relative liquidity of the Fund’s investments in accordance with the Liquidity Rule. Under the Program, the administrator assesses, manages, and periodically reviews the Fund’s liquidity risk, and is responsible for making certain reports to the Fund’s Board of Trustees/Directors and the Securities and Exchange Commission (SEC) regarding the liquidity of the Fund’s investments, and to notify the Board of Trustees/Directors and the SEC of certain liquidity events specified in the Liquidity Rule. The liquidity of the Fund’s portfolio investments is determined based on a number of factors including, but not limited to, relevant market, trading and investment-specific considerations under the Program.

At a meeting of the Fund’s Board of Trustees/Directors, the Committee provided a written report to the Fund’s Board of Trustees/Directors pertaining to the operation, adequacy, and effectiveness of implementation of the Program, as well as the operation of the highly liquid investment minimum (if applicable) for the period December 1, 2018 through December 31, 2019 (Review Period). The Program operated effectively during the Review Period, supporting the administrator’s ability to assess, manage and monitor Fund liquidity risk, including during periods of market volatility and net redemptions. During the Review Period, the Fund met redemption requests on a timely basis.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

48

Eaton Vance

Global Income Builder Fund

October 31, 2020

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Global Income Builder Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 143 portfolios (with the exception of Messrs. Faust and Wennerholm and Ms. Frost who oversee 142 portfolios) in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Trust/Portfolio Position(s)	Trustee Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 142 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolio.

Other Directorships in the Last Five Years. Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Other Directorships in the Last Five Years. None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Other Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Other Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Other Directorships in the Last Five Years. Director of DraftKings, Inc. (digital sports entertainment and gaming company) (since September 2020). Director of Groupon, Inc. (e-commerce provider) (since April 2020). Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Formerly, Director of Dynex Capital, Inc. (mortgage REIT) (2013-2020).

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Eaton Vance

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Management and Organization — continued

Name and Year of Birth	Trust/Portfolio Position(s)	Trustee Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson) and 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Other Directorships in the Last Five Years. None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Other Directorships in the Last Five Years. None.

Keith Quinton 1958	Trustee	2018

Private investor, researcher and lecturer. Independent Investment Committee Member at New Hampshire Retirement System (since 2017). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Other Directorships in the Last Five Years. Director (since 2016) and Chairman (since 2019) of New Hampshire Municipal Bond Bank.

Marcus L. Smith 1966	Trustee	2018

Private investor. Member of Posse Boston Advisory Board (foundation) (since 2015). Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Other Directorships in the Last Five Years. Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Director of Ascot Group Limited and certain of its subsidiaries (insurance and reinsurance) (since 2018). Formerly, Director of Hagerty Holding Corp. (insurance and reinsurance) (2015-2018). Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Other Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Scott E. Wennerholm 1959	Trustee	2016

Private Investor. Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Other Directorships in the Last Five Years. None.

Name and Year of Birth	Trust/Portfolio Position(s)	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees

Eric A. Stein 1980	President of the Trust	2020	Vice President and Chief Investment Officer, Fixed Income of EVM and BMR. Prior to November 1, 2020, Mr. Stein was a co-Director of Eaton Vance’s Global Income Investments. Also Vice President of Calvert Research and Management (“CRM”).

Edward J. Perkin 1972	President of the Portfolio	2014	Vice President and Chief Equity Investment Officer of EVM and BMR. Also Vice President of CRM.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of CRM.

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Eaton Vance

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Management and Organization — continued

Name and Year of Birth	Trust/Portfolio Position(s)	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees (continued)

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

51

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each entity listed below has adopted a privacy policy and procedures (“Privacy Program”) Eaton Vance believes is reasonably designed to protect your personal information and to govern when and with whom Eaton Vance may share your personal information.

•

At the time of opening an account, Eaton Vance generally requires you to provide us with certain information such as name, address, social security number, tax status, account numbers, and account balances. This information is necessary for us to both open an account for you and to allow us to satisfy legal requirements such as applicable anti-money laundering reviews and know-your-customer requirements.

•

On an ongoing basis, in the normal course of servicing your account, Eaton Vance may share your information with unaffiliated third parties that perform various services for Eaton Vance and/or your account. These third parties include transfer agents, custodians, broker/dealers and our professional advisers, including auditors, accountants, and legal counsel. Eaton Vance may additionally share your personal information with our affiliates.

•	We believe our Privacy Program is reasonably designed to protect the confidentiality of your personal information and to prevent unauthorized access to that information.

•

We reserve the right to change our Privacy Program at any time upon proper notification to you. You may want to review our Privacy Program periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of protecting your personal information applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, and Calvert Funds. This Privacy Notice supersedes all previously issued privacy disclosures. For more information about our Privacy Program or about how your personal information may be used, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

52

Investment Adviser

Boston Management and Research

Two International Place

Boston, MA 02110

Administrator of Eaton Vance Global Income Builder Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Investment Sub-Adviser

Eaton Vance Advisers International Ltd.

125 Old Broad Street

London, EC2N 1AR

United Kingdom

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*

FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

2634    10.31.20

Eaton Vance

Global Macro Absolute Return Fund

Annual Report

October 31, 2020

Important Note. Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (eatonvance.com/funddocuments), and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you are a direct investor, you may elect to receive shareholder reports and other communications from the Fund electronically by signing up for e-Delivery at eatonvance.com/edelivery. If you own your shares through a financial intermediary (such as a broker-dealer or bank), you must contact your financial intermediary to sign up.

You may elect to receive all future Fund shareholder reports in paper free of charge. If you are a direct investor, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-262-1122. If you own these shares through a financial intermediary, you must contact your financial intermediary or follow instructions included with this disclosure, if applicable, to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Eaton Vance funds held directly or to all funds held through your financial intermediary, as applicable.

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The adviser is registered with the CFTC as a commodity pool operator with respect to its management of the Fund. As the commodity pool operator of the Fund, the adviser has claimed relief under the Commodity Exchange Act from certain reporting and recordkeeping requirements. The adviser is also registered as a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2020

Eaton Vance

Global Macro Absolute Return Fund

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2020

Management’s Discussion of Fund Performance1

Economic and Market Conditions

The 12-month period ended October 31, 2020, was a volatile time for the world’s financial markets. Nonetheless, major equity and fixed-income indexes posted solid gains for the period. In the volatile environment, longer duration bonds generally performed especially well, driven by a global trend of declining interest rates.

The period began on a positive note, with financial markets registering broad gains from November through early 2020 amid accommodative central bank policies. In late January, however, news of the outbreak of the novel coronavirus in China started to raise investor concerns. As the virus turned into a global pandemic in February and March, it brought most of the world’s economies to a near standstill. The abrupt decline in economic output triggered a global sell-off in equities and higher yielding sectors of the fixed-income market. Emerging market countries proved particularly vulnerable to the economic and health effects of COVID-19. Plummeting oil prices were an additional headwind for emerging market nations that depend on oil exports.

Global markets subsequently regained their footing, and most major asset classes delivered strong returns from April through August 2020. Several factors contributed to the rally, including aggressive monetary and fiscal responses by central banks and governments to help mitigate the economic impact of the virus. In addition, economies started to recover as policymakers learned more about how to slow the spread of COVID-19 and began easing social-distancing restrictions. Lastly, the U.S. Federal Reserve (the Fed) announced a shift in its inflation-targeting policy from seeking a rate of 2% “over the longer run” to “inflation moderately above 2% for some time.”

Markets generally weakened from September through October as a lack of additional fiscal stimulus in the U.S. created worries about the sustainability of the domestic economic recovery. Rising cases of COVID-19, especially in Europe, and uncertainties surrounding the November 2020 U.S. elections further dampened investor sentiment. While central banks in developed economies held their respective policy rates steady in the last two months of the period, a number of emerging market central banks reduced rates to levels likely approaching their lower bounds.

Fund Performance

For the 12-month period ended October 31, 2020, Eaton Vance Global Macro Absolute Return Fund (the Fund) returned 3.63% for Class A shares at net asset value (NAV), outperforming its benchmark, the ICE BofA 3-Month U.S. Treasury Bill Index (the Index), which returned 0.92%.

The Fund’s interest rate exposure made the largest contribution to returns during the period. Allocations to commodities, currencies, sovereign credit, and corporate credit also positively impacted returns. The Fund’s limited exposure to equities was a detractor.

By region, the Middle East & Africa (MEA) was the top contributor to performance, led by long positions in Egyptian local bonds and South African interest rates. Egyptian local bonds benefited from their attractive yields, coupled with the credibility of the central bank and strong support from the International Monetary Fund (IMF). Central bank interest rate cuts aided the position in South African rates. By period-end, the South African rates position was sold from the Fund.

Investments in both Asia and Eastern Europe added value during the period. In Asia, a long position in Chinese interest rates performed especially well as the central bank implemented numerous easing measures to bolster China’s economy during the pandemic. In Eastern Europe, the standout contributor was a long local bond position in Ukraine that advanced amid a decline in local interest rates and a new loan program from the IMF. On the negative side, limited long equity exposures in Greece and Cyprus dampened results in Eastern Europe.

The Dollar Bloc — Canada, New Zealand, and Australia — made a modest contribution to returns during the period. A long position in New Zealand inflation-linked bonds was a top performer, benefiting from monetary stimulus. However, losses in other holdings, including a short position in Canadian interest rates, limited gains in the region.

Investments in both Latin America and Western Europe registered losses during the period. In Latin America, a long sovereign credit position in El Salvador was particularly unfavorable as concerns about the country’s ability to manage the impacts of the pandemic caused credit spreads to widen significantly. By period-end, this position was sold from the Fund. In Western Europe, a long Icelandic local bond position detracted, impacted by a disappointing growth outlook for the country and the reintroduction of local coronavirus restrictions later in the period.

The Fund uses derivatives extensively to both hedge select undesired risk exposures as well as gain select desired risk exposures. Some of the above commentary about notable drivers of performance at the country level involved the use of derivatives. The Fund’s use of derivatives broadly contributed to returns versus the Index. Interest rate swaps used to gain select exposures as well as hedge others contributed to performance, with those used to gain long exposure in China and Singapore most notable. Credit default swaps used to gain short exposure to certain sovereign credits — which also acted as hedges to other exposures in certain cases — also aided performance during the period. Currency forwards used to gain both long and short exposure to select currencies around the world contributed to performance during the period, with short exposures in the Russian ruble and Turkish lira being the most notable.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2020

Performance2,3

Portfolio Managers John R. Baur, Michael A. Cirami, CFA and Eric Stein, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years

Class A at NAV	06/27/2007	10/31/1997	3.63%	2.94%	2.17%
Class A with 4.75% Maximum Sales Charge	—	—	–1.34	1.93	1.68
Class C at NAV	10/01/2009	10/31/1997	2.91	2.23	1.46
Class C with 1% Maximum Sales Charge	—	—	1.92	2.23	1.46
Class I at NAV	06/27/2007	10/31/1997	4.07	3.28	2.48
Class R at NAV	04/08/2010	10/31/1997	3.55	2.75	1.97
Class R6 at NAV	05/31/2017	10/31/1997	4.01	3.30	2.49

ICE BofA 3-Month U.S. Treasury Bill Index	—	—	0.92%	1.20%	0.63%

% Total Annual Operating Expense Ratios[4]	Class A	Class C	Class I	Class R	Class R6

	1.04%	1.76%	0.75%	1.26%	0.69%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment[3]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge

Class C	$10,000	10/31/2010	$11,557	N.A.
Class I	$250,000	10/31/2010	$319,612	N.A.
Class R	$10,000	10/31/2010	$12,154	N.A.
Class R6	$1,000,000	10/31/2010	$1,279,484	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2020

Fund Profile5

Asset Allocation (% of net assets)6

*	Net of securities sold short.

Foreign Currency Exposures by Country (% of net assets)7

Egypt	7.0%

Serbia	6.6

Ukraine	6.1

Iceland	4.5

South Korea	2.7

Chile	2.2

Switzerland	1.6

Australia	1.5

Japan	1.5

Uzbekistan	1.3

Thailand	1.1

Uruguay	1.0

Georgia	1.0

Indonesia	1.0

Other	3.7	*

New Zealand	–1.5

Bahrain	–1.6

South Africa	–1.8

Chile	–2.8

Saudi Arabia	–3.7

Oman	–5.2

United Arab Emirates	–11.5

Euro	–14.0

Total Long	43.4

Total Short	–42.7

Total Net	0.7

*	Includes amounts each less than 1.0% or –1.0%, as applicable.

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2020

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

ICE BofA 3-Month U.S. Treasury Bill Index is an unmanaged index of U.S. Treasury securities maturing in 90 days. ICE® BofA® indices are not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report and ICE Data Indices, LLC does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. BofA® is a licensed registered trademark of Bank of America Corporation in the United States and other countries. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class R6 is linked to Class I. Performance presented in the Financial Highlights included in the financial statements is not linked.

[4]	Source: Fund prospectus. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]

Fund primarily invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund and may also invest directly. Unless otherwise noted, references to investments are to the aggregate holdings of the Fund and the Portfolio.

[6]	Other Net Assets represents other assets less liabilities and includes any investment type that represents less than 1% of net assets.
[7]

Currency exposures include all foreign exchange denominated assets, currency derivatives and commodities (including commodity derivatives). Total exposures may exceed 100% due to implicit leverage created by derivatives.

Fund profile subject to change due to active management.

Additional Information

Duration is a measure of the expected change in price of a bond — in percentage terms — given a one percent change in interest rates, all else being constant. Securities with lower durations tend to be less sensitive to interest rate changes.

Important Notice to Shareholders

Effective April 1, 2021, the portfolio management team for the Fund will be John R. Baur and Michael A. Cirami.

5

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2020

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2020 – October 31, 2020).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/20)	Ending Account Value (10/31/20)	Expenses Paid During Period* (5/1/20 – 10/31/20)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,050.10	$5.26	1.02%
Class C	$1,000.00	$1,046.30	$8.80	1.71%
Class I	$1,000.00	$1,053.00	$3.72	0.72%
Class R	$1,000.00	$1,050.20	$6.29	1.22%
Class R6	$1,000.00	$1,052.00	$3.35	0.65%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.00	$5.18	1.02%
Class C	$1,000.00	$1,016.50	$8.67	1.71%
Class I	$1,000.00	$1,021.50	$3.66	0.72%
Class R	$1,000.00	$1,019.00	$6.19	1.22%
Class R6	$1,000.00	$1,021.90	$3.30	0.65%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2020. The Example reflects the expenses of both the Fund and the Portfolio.

6

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2020

Statement of Assets and Liabilities

Assets	October 31, 2020

Investment in Global Macro Portfolio, at value (identified cost, $3,179,935,966)	$3,165,728,946

Receivable for Fund shares sold	8,662,405

Total assets	$3,174,391,351

Liabilities

Payable for Fund shares redeemed	$5,967,654

Payable to affiliates:

Distribution and service fees	148,082

Trustees’ fees	43

Accrued expenses	629,176

Total liabilities	$6,744,955

Net Assets	$3,167,646,396

Sources of Net Assets

Paid-in capital	$3,728,754,897

Accumulated loss	(561,108,501)

Total	$3,167,646,396

Class A Shares

Net Assets	$398,173,620

Shares Outstanding	46,061,241

Net Asset Value and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$8.64

Maximum Offering Price Per Share

(100 ÷ 95.25 of net asset value per share)	$9.07

Class C Shares

Net Assets	$54,464,284

Shares Outstanding	6,277,040

Net Asset Value and Offering Price Per Share*

(net assets ÷ shares of beneficial interest outstanding)	$8.68

Class I Shares

Net Assets	$2,323,830,939

Shares Outstanding	269,369,467

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$8.63

Class R Shares

Net Assets	$967,823

Shares Outstanding	111,749

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$8.66

Class R6 Shares

Net Assets	$390,209,730

Shares Outstanding	45,256,301

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$8.62

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

7	See Notes to Financial Statements.

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2020

Statement of Operations

Investment Income	Year Ended October 31, 2020

Interest allocated from Portfolio (net of foreign taxes, $3,889,993)	$165,228,178

Dividends allocated from Portfolio (net of foreign taxes, $136,752)	6,745,717

Expenses, excluding interest and dividend expense, allocated from Portfolio	(21,525,692)

Interest and dividend expense allocated from Portfolio	(286,215)

Total investment income from Portfolio	$150,161,988

Expenses

Distribution and service fees

Class A	$1,123,708

Class C	819,568

Class R	4,700

Trustees’ fees and expenses	500

Custodian fee	61,976

Transfer and dividend disbursing agent fees	2,324,982

Legal and accounting services	83,796

Printing and postage	308,939

Registration fees	133,476

Miscellaneous	39,810

Total expenses	$4,901,455

Net investment income	$145,260,533

Realized and Unrealized Gain (Loss) from Portfolio

Net realized gain (loss) —

Investment transactions (net of foreign capital gains taxes of $677,383)	$(30,690,930)

Futures contracts	16,002,460

Swap contracts	941,772

Foreign currency transactions	(6,655,252)

Forward foreign currency exchange contracts	381,568

Non-deliverable bond forward contracts	1,919,698

Net realized loss	$(18,100,684)

Change in unrealized appreciation (depreciation) —

Investments (including net increase in accrued foreign capital gains taxes of $384,551)	$(56,823,503)

Securities sold short	3,386,405

Futures contracts	(2,447,342)

Swap contracts	29,168,910

Forward commodity contracts	(2,375,840)

Foreign currency	730,138

Forward foreign currency exchange contracts	17,782,434

Net change in unrealized appreciation (depreciation)	$(10,578,798)

Net realized and unrealized loss	$(28,679,482)

Net increase in net assets from operations	$116,581,051

8	See Notes to Financial Statements.

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2020

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2020	2019

From operations —

Net investment income	$145,260,533	$208,079,187

Net realized loss	(18,100,684)	(116,195,079)

Net change in unrealized appreciation (depreciation)	(10,578,798)	141,777,947

Net increase in net assets from operations	$116,581,051	$233,662,055

Distributions to shareholders —

Class A	$(17,639,422)	$(13,472,803)

Class C	(3,423,482)	(4,680,061)

Class I	(133,791,097)	(148,262,513)

Class R	(41,899)	(37,287)

Class R6	(11,050,708)	(6,639,389)

Total distributions to shareholders	$(165,946,608)	$(173,092,053)

Transactions in shares of beneficial interest —

Proceeds from sale of shares

Class A	$112,886,314	$238,658,629

Class C	4,797,540	6,749,097

Class I	802,477,314	1,318,653,109

Class R	306,413	78,954

Class R6	350,869,286	173,268,558

Net asset value of shares issued to shareholders in payment of distributions declared

Class A	17,123,987	13,089,995

Class C	3,103,817	4,166,008

Class I	100,180,809	106,037,056

Class R	41,899	37,287

Class R6	5,221,810	5,037,991

Cost of shares redeemed

Class A	(124,065,715)	(183,972,463)

Class C	(28,978,368)	(76,067,305)

Class I	(1,399,141,995)	(2,853,775,002)

Class R	(226,245)	(305,596)

Class R6	(185,396,441)	(108,983,142)

Net asset value of shares converted

Class A	29,478,283	8,945,698

Class C	(29,478,283)	(8,945,698)

Net decrease in net assets from Fund share transactions	$(340,799,575)	$(1,357,326,824)

Net decrease in net assets	$(390,165,132)	$(1,296,756,822)

Net Assets

At beginning of year	$3,557,811,528	$4,854,568,350

At end of year	$3,167,646,396	$3,557,811,528

9	See Notes to Financial Statements.

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2020

Financial Highlights

	Class A

	Year Ended October 31,
	2020	2019	2018	2017	2016

Net asset value — Beginning of year	$8.740	$8.590	$9.140	$9.110	$9.160

Income (Loss) From Operations

Net investment income(1)	$0.356	$0.438	$0.383	$0.344	$0.375

Net realized and unrealized gain (loss)	(0.046)	0.078	(0.647)	(0.029)	0.035

Total income (loss) from operations	$0.310	$0.516	$(0.264)	$0.315	$0.410

Less Distributions

From net investment income	$(0.410)	$(0.366)	$(0.087)	$(0.285)	$(0.337)

Tax return of capital	—	—	(0.199)	—	(0.123)

Total distributions	$(0.410)	$(0.366)	$(0.286)	$(0.285)	$(0.460)

Net asset value — End of year	$8.640	$8.740	$8.590	$9.140	$9.110

Total Return(2)	3.63%	6.14%	(2.97)%	3.52%	4.62	%(3)

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$398,174	$366,740	$284,958	$336,889	$476,495

Ratios (as a percentage of average daily net assets):(4)

Expenses(5)	1.05%	1.04%	1.08%	1.04%	1.06%

Net investment income	4.11%	5.06%	4.26%	3.77%	4.15%

Portfolio Turnover of the Portfolio	81%	61%	78%	74%	65%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

During the year ended October 31, 2016, the Portfolio’s investment adviser reimbursed the Fund, through its investment in the Portfolio, for a net loss realized on the disposal of an investment which did not meet the Portfolio’s investment guidelines. The reimbursement was less than $0.01 per share and had no effect on total return for the year ended October 31, 2016.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)

Includes interest and dividend expense, including on securities sold short and/or reverse repurchase agreements if applicable, of 0.01%, 0.01%, 0.04%, 0.03% and 0.03% of average daily net assets for the years ended October 31, 2020, 2019, 2018, 2017 and 2016, respectively.

10	See Notes to Financial Statements.

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2020

Financial Highlights — continued

	Class C

	Year Ended October 31,
	2020	2019	2018	2017	2016

Net asset value — Beginning of year	$8.770	$8.620	$9.170	$9.140	$9.180

Income (Loss) From Operations

Net investment income(1)	$0.305	$0.374	$0.321	$0.280	$0.313

Net realized and unrealized gain (loss)	(0.044)	0.082	(0.647)	(0.028)	0.036

Total income (loss) from operations	$0.261	$0.456	$(0.326)	$0.252	$0.349

Less Distributions

From net investment income	$(0.351)	$(0.306)	$(0.068)	$(0.222)	$(0.291)

Tax return of capital	—	—	(0.156)	—	(0.098)

Total distributions	$(0.351)	$(0.306)	$(0.224)	$(0.222)	$(0.389)

Net asset value — End of year	$8.680	$8.770	$8.620	$9.170	$9.140

Total Return(2)	2.91%	5.39%	(3.63)%	2.80%	3.91	%(3)

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$54,464	$106,291	$178,033	$216,384	$257,491

Ratios (as a percentage of average daily net assets):(4)

Expenses(5)	1.75%	1.76%	1.78%	1.74%	1.76%

Net investment income	3.51%	4.31%	3.56%	3.06%	3.44%

Portfolio Turnover of the Portfolio	81%	61%	78%	74%	65%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

During the year ended October 31, 2016, the Portfolio’s investment adviser reimbursed the Fund, through its investment in the Portfolio, for a net loss realized on the disposal of an investment which did not meet the Portfolio’s investment guidelines. The reimbursement was less than $0.01 per share and had no effect on total return for the year ended October 31, 2016.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)

Includes interest and dividend expense, including on securities sold short and/or reverse repurchase agreements if applicable, of 0.01%, 0.01%, 0.04%, 0.03% and 0.03% of average daily net assets for the years ended October 31, 2020, 2019, 2018, 2017 and 2016, respectively.

11	See Notes to Financial Statements.

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2020

Financial Highlights — continued

	Class I

	Year Ended October 31,
	2020	2019	2018	2017	2016

Net asset value — Beginning of year	$8.720	$8.580	$9.120	$9.090	$9.140

Income (Loss) From Operations

Net investment income(1)	$0.385	$0.458	$0.408	$0.369	$0.401

Net realized and unrealized gain (loss)	(0.039)	0.074	(0.636)	(0.027)	0.039

Total income (loss) from operations	$0.346	$0.532	$(0.228)	$0.342	$0.440

Less Distributions

From net investment income	$(0.436)	$(0.392)	$(0.095)	$(0.312)	$(0.356)

Tax return of capital	—	—	(0.217)	—	(0.134)

Total distributions	$(0.436)	$(0.392)	$(0.312)	$(0.312)	$(0.490)

Net asset value — End of year	$8.630	$8.720	$8.580	$9.120	$9.090

Total Return(2)	4.07%	6.34%	(2.58)%	3.83%	4.98	%(3)

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$2,323,831	$2,859,484	$4,237,027	$4,910,029	$4,685,999

Ratios (as a percentage of average daily net assets):(4)

Expenses(5)	0.75%	0.75%	0.78%	0.74%	0.76%

Net investment income	4.45%	5.31%	4.56%	4.06%	4.43%

Portfolio Turnover of the Portfolio	81%	61%	78%	74%	65%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)

During the year ended October 31, 2016, the Portfolio’s investment adviser reimbursed the Fund, through its investment in the Portfolio, for a net loss realized on the disposal of an investment which did not meet the Portfolio’s investment guidelines. The reimbursement was less than $0.01 per share and had no effect on total return for the year ended October 31, 2016.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)

Includes interest and dividend expense, including on securities sold short and/or reverse repurchase agreements if applicable, of 0.01%, 0.01%, 0.04%, 0.03% and 0.03% of average daily net assets for the years ended October 31, 2020, 2019, 2018, 2017 and 2016, respectively.

12	See Notes to Financial Statements.

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2020

Financial Highlights — continued

	Class R

	Year Ended October 31,
	2020	2019	2018	2017	2016

Net asset value — Beginning of year	$8.750	$8.610	$9.150	$9.120	$9.170

Income (Loss) From Operations

Net investment income(1)	$0.338	$0.417	$0.369	$0.325	$0.358

Net realized and unrealized gain (loss)	(0.034)	0.073	(0.641)	(0.027)	0.032

Total income (loss) from operations	$0.304	$0.490	$(0.272)	$0.298	$0.390

Less Distributions

From net investment income	$(0.394)	$(0.350)	$(0.081)	$(0.268)	$(0.324)

Tax return of capital	—	—	(0.187)	—	(0.116)

Total distributions	$(0.394)	$(0.350)	$(0.268)	$(0.268)	$(0.440)

Net asset value — End of year	$8.660	$8.750	$8.610	$9.150	$9.120

Total Return(2)	3.55%	5.80%	(3.04)%	3.31%	4.39	%(3)

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$968	$861	$1,034	$1,703	$815

Ratios (as a percentage of average daily net assets):(4)

Expenses(5)	1.25%	1.26%	1.28%	1.23%	1.26%

Net investment income	3.89%	4.82%	4.09%	3.56%	3.94%

Portfolio Turnover of the Portfolio	81%	61%	78%	74%	65%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)

During the year ended October 31, 2016, the Portfolio’s investment adviser reimbursed the Fund, through its investment in the Portfolio, for a net loss realized on the disposal of an investment which did not meet the Portfolio’s investment guidelines. The reimbursement was less than $0.01 per share and had no effect on total return for the year ended October 31, 2016.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)

Includes interest and dividend expense, including on securities sold short and/or reverse repurchase agreements if applicable, of 0.01%, 0.01%, 0.04%, 0.03% and 0.03% of average daily net assets for the years ended October 31, 2020, 2019, 2018, 2017 and 2016, respectively.

13	See Notes to Financial Statements.

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2020

Financial Highlights — continued

	Class R6

	Year Ended October 31,			Period Ended October 31, 2017(1)
	2020	2019	2018

Net asset value — Beginning of period	$8.710	$8.570	$9.120	$9.120

Income (Loss) From Operations

Net investment income(2)	$0.391	$0.464	$0.405	$0.163

Net realized and unrealized gain (loss)	(0.040)	0.073	(0.638)	(0.031)

Total income (loss) from operations	$0.351	$0.537	$(0.233)	$0.132

Less Distributions

From net investment income	$(0.441)	$(0.397)	$(0.096)	$(0.132)

Tax return of capital	—	—	(0.221)	—

Total distributions	$(0.441)	$(0.397)	$(0.317)	$(0.132)

Net asset value — End of period	$8.620	$8.710	$8.570	$9.120

Total Return(3)	4.01%	6.53%	(2.63)%	1.46	%(4)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$390,210	$224,436	$153,516	$14,841

Ratios (as a percentage of average daily net assets):(5)

Expenses(6)	0.68%	0.69%	0.72%	0.68	%(7)

Net investment income	4.51%	5.37%	4.54%	4.23	%(7)

Portfolio Turnover of the Portfolio	81%	61%	78%	74	%(8)

(1)	For the period from commencement of operations, May 31, 2017, to October 31, 2017.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Not annualized.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)

Includes interest and dividend expense, including on securities sold short and/or reverse repurchase agreements if applicable, of 0.01%, 0.01%, 0.04% and 0.03% of average daily net assets for the years ended October 31, 2020, 2019 and 2018 and the period ended October 31, 2017, respectively.

(7)	Annualized.

(8)	For the Portfolio’s year ended October 31, 2017.

14	See Notes to Financial Statements.

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2020

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Global Macro Absolute Return Fund (the Fund) is a non-diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers five classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Effective January 25, 2019, Class C shares generally automatically convert to Class A shares ten years after their purchase and, effective November 5, 2020, automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Class I, Class R and Class R6 shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Sub-accounting, recordkeeping and similar administrative fees payable to financial intermediaries, which are a component of transfer and dividend disbursing agent fees on the Statement of Operations, are not allocated to Class R6 shares. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Global Macro Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (99.9% at October 31, 2020). The performance of the Fund is directly affected by the performance of the Portfolio. The consolidated financial statements of the Portfolio, including the consolidated portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Consolidated Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal and Other Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

In addition to the requirements of the Internal Revenue Code, the Fund may also be required to recognize its pro-rata share of the capital gains taxes incurred by the Portfolio. In doing so, the daily net asset value would reflect the Fund’s pro-rata share of the estimated reserve for such taxes incurred by the Portfolio.

As of October 31, 2020, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

G  Other — Investment transactions are accounted for on a trade date basis.

15

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2020

Notes to Financial Statements — continued

2  Distributions to Shareholders and Income Tax Information

The Fund expects to pay any required income distributions monthly and intends to distribute annually all or substantially all of its net realized capital gains. The Fund may include in its distributions amounts attributable to the imputed interest on foreign currency exposures and certain other derivative positions which, in certain circumstances, may result in a return of capital for federal income tax purposes. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2020 and October 31, 2019 was as follows:

	Year Ended October 31,
	2020	2019

Ordinary income	$165,946,608	$173,092,053

During the year ended October 31, 2020, accumulated loss was increased by $3,612,982 and paid-in capital was increased by $3,612,982 due to the Fund’s use of equalization accounting. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2020, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed ordinary income	$13,711,578

Deferred capital losses	$(427,860,399)

Net unrealized depreciation	$(146,959,680)

At October 31, 2020, the Fund, for federal income tax purposes, had deferred capital losses of $427,860,399 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at October 31, 2020, $92,058,046 are short-term and $335,802,353 are long-term.

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Eaton Vance Management (EVM), a wholly-owned subsidiary of Eaton Vance Corp., as compensation for investment advisory services rendered to the Fund. The fee is computed at an annual rate of 0.615% of the Fund’s average daily net assets that are not invested in other investment companies for which EVM or its affiliates serve as investment adviser or administrator (“Investable Assets”) up to $500 million and is payable monthly. On Investable Assets of $500 million and over, the annual fee is reduced. For the year ended October 31, 2020, the Fund incurred no investment adviser fee on Investable Assets. To the extent the Fund’s assets are invested in the Portfolio, the Fund is allocated its share of the Portfolio’s investment adviser fee. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Consolidated Financial Statements which are included elsewhere in this report. EVM also serves as the administrator of the Fund, but receives no compensation.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2020, EVM earned $2,863 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $6,472 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2020. EVD also received distribution and service fees from Class A, Class C and Class R shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

16

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2020

Notes to Financial Statements — continued

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.30% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2020 amounted to $1,123,708 for Class A shares.

The Fund also has in effect distribution plans for Class C shares (Class C Plan) and Class R shares (Class R Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2020, the Fund paid or accrued to EVD $614,676 for Class C shares. The Class R Plan requires the Fund to pay EVD an amount up to 0.50% per annum of its average daily net assets attributable to Class R shares for providing ongoing distribution services and facilities to the Fund. The Trustees of the Trust have currently limited Class R distribution payments to 0.25% per annum of the average daily net assets attributable to Class R shares. For the year ended October 31, 2020, the Fund paid or accrued to EVD $2,350 for Class R shares.

Pursuant to the Class C and Class R Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2020 amounted to $204,892 and $2,350 for Class C and Class R shares, respectively.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within 12 months of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended October 31, 2020, the Fund was informed that EVD received approximately $3,000 of CDSCs paid by Class C shareholders.

6  Investment Transactions

For the year ended October 31, 2020, increases and decreases in the Fund’s investment in the Portfolio aggregated $163,502,210 and $678,982,536, respectively.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2020	2019

Sales	13,133,662	27,610,532

Issued to shareholders electing to receive payments of distributions in Fund shares	1,974,178	1,511,518

Redemptions	(14,440,997)	(21,340,044)

Converted from Class C shares	3,417,260	1,034,404

Net increase	4,084,103	8,816,410

17

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2020

Notes to Financial Statements — continued

	Year Ended October 31,
Class C	2020	2019

Sales	549,951	778,714

Issued to shareholders electing to receive payments of distributions in Fund shares	355,743	480,705

Redemptions	(3,344,526)	(8,752,716)

Converted to Class A shares	(3,405,698)	(1,031,188)

Net decrease	(5,844,530)	(8,524,485)

	Year Ended October 31,
Class I	2020	2019

Sales	92,702,765	153,499,227

Issued to shareholders electing to receive payments of distributions in Fund shares	11,566,403	12,300,814

Redemptions	(162,859,694)	(331,928,868)

Net decrease	(58,590,526)	(166,128,827)

	Year Ended October 31,
Class R	2020	2019

Sales	34,836	9,106

Issued to shareholders electing to receive payments of distributions in Fund shares	4,824	4,306

Redemptions	(26,230)	(35,243)

Net increase (decrease)	13,430	(21,831)

	Year Ended October 31,
Class R6	2020	2019

Sales	40,299,688	19,915,857

Issued to shareholders electing to receive payments of distributions in Fund shares	601,599	583,708

Redemptions	(21,399,153)	(12,653,133)

Net increase	19,502,134	7,846,432

8  Additional Information

On October 8, 2020, Morgan Stanley and Eaton Vance Corp. (“Eaton Vance”) announced that they had entered into a definitive agreement under which Morgan Stanley would acquire Eaton Vance. Under the Investment Company Act of 1940, as amended, consummation of this transaction may be deemed to result in the automatic termination of an Eaton Vance Fund’s investment advisory agreement, and, where applicable, any related sub-advisory agreement. On November 24, 2020, the Fund’s Board approved a new investment advisory agreement. The new investment advisory agreement will be presented to Fund shareholders for approval, and, if approved, would take effect upon consummation of the transaction. Shareholders of record of the Fund at the close of business on December 11, 2020 are entitled to be present and vote at a joint special meeting of shareholders to be held on February 18, 2021 and at any adjournments or postponements thereof.

18

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2020

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Global Macro Absolute Return Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Eaton Vance Global Macro Absolute Return Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), as of October 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 22, 2020

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

19

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2020

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2021 will show the tax status of all distributions paid to your account in calendar year 2020. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the foreign tax credit.

Qualified Dividend Income.  For the fiscal year ended October 31, 2020, the Fund designates approximately $640,394, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Foreign Tax Credit.  For the fiscal year ended October 31, 2020, the Fund paid foreign taxes of $4,704,128 and recognized foreign source income of $135,925,839.

20

Global Macro Portfolio

October 31, 2020

Consolidated Portfolio of Investments

Foreign Government Bonds — 50.3%
Security		Principal Amount (000’s omitted)	Value

Argentina — 0.2%

City of Buenos Aires, 7.50%, 6/1/27(1)	USD	8,968	$6,703,670

Total Argentina			$6,703,670

Armenia — 0.2%

Republic of Armenia, 3.95%, 9/26/29(1)	USD	3,412	$3,243,242

Republic of Armenia, 7.15%, 3/26/25(1)	USD	2,450	2,644,065

Total Armenia			$5,887,307

Australia — 3.2%

Australia Government Bond, 0.25%, 11/21/25(1)	AUD	95,000	$66,675,824

Australia Government Bond, 1.00%, 12/21/30(1)	AUD	48,500	34,665,954

Total Australia			$101,341,778

Bahrain — 2.8%

CBB International Sukuk Programme Co., 6.25%, 11/14/24(1)	USD	7,080	$7,654,365

Kingdom of Bahrain, 5.45%, 9/16/32(1)	USD	10,100	9,894,141

Kingdom of Bahrain, 5.625%, 9/30/31(1)	USD	4,748	4,713,869

Kingdom of Bahrain, 6.00%, 9/19/44(1)	USD	2,854	2,675,274

Kingdom of Bahrain, 6.75%, 9/20/29(1)	USD	5,477	5,941,911

Kingdom of Bahrain, 7.00%, 1/26/26(1)	USD	3,000	3,394,552

Kingdom of Bahrain, 7.00%, 10/12/28(1)	USD	15,052	16,651,397

Kingdom of Bahrain, 7.375%, 5/14/30(1)	USD	29,668	32,959,804

Kingdom of Bahrain, 7.50%, 9/20/47(1)	USD	5,750	6,094,028

Total Bahrain			$89,979,341

Barbados — 0.9%

Government of Barbados, 6.50%, 10/1/29(2)	USD	28,151	$27,376,556

Total Barbados			$27,376,556

Belarus — 0.8%

Republic of Belarus, 5.875%, 2/24/26(1)	USD	7,310	$6,973,155

Republic of Belarus, 6.378%, 2/24/31(1)	USD	12,994	12,309,346

Republic of Belarus, 6.875%, 2/28/23(1)	USD	6,700	6,643,218

Total Belarus			$25,925,719

Benin — 0.5%

Benin Government International Bond, 5.75%, 3/26/26(1)	EUR	15,118	$16,934,409

Total Benin			$16,934,409

Security		Principal Amount (000’s omitted)	Value

China — 0.1%

China Government Bond, 3.40%, 2/9/27	CNY	10,000	$1,514,966

Total China			$1,514,966

Costa Rica — 0.1%

Titulo Propiedad UD, 1.00%, 1/12/22(3)	CRC	1,686,457	$2,635,237

Total Costa Rica			$2,635,237

Dominican Republic — 1.1%

Dominican Republic, 5.875%, 1/30/60(1)	USD	27,458	$26,359,680

Dominican Republic, 6.85%, 1/27/45(1)	USD	3,219	3,464,610

Dominican Republic, 7.45%, 4/30/44(1)	USD	4,820	5,526,130

Total Dominican Republic			$35,350,420

Ecuador — 0.4%

Republic of Ecuador, 0.50% to 7/31/21, 7/31/30(1)(4)	USD	9,190	$6,157,560

Republic of Ecuador, 0.50% to 7/31/21, 7/31/40(1)(4)	USD	12,946	6,473,157

Total Ecuador			$12,630,717

Egypt — 2.9%

Arab Republic of Egypt, 6.375%, 4/11/31(1)	EUR	32,648	$36,482,023

Arab Republic of Egypt, 8.15%, 11/20/59(1)	USD	35,695	33,796,026

Arab Republic of Egypt, 8.70%, 3/1/49(1)	USD	19,982	20,190,732

Total Egypt			$90,468,781

Gabon — 0.2%

Republic of Gabon, 6.625%, 2/6/31(1)	USD	7,287	$6,527,636

Total Gabon			$6,527,636

Georgia — 0.6%

Georgia Treasury Bond, 7.00%, 5/30/24	GEL	25,057	$7,466,676

Georgia Treasury Bond, 7.25%, 1/17/21	GEL	4,385	1,359,378

Georgia Treasury Bond, 7.375%, 9/27/23	GEL	5,820	1,764,018

Georgia Treasury Bond, 8.125%, 1/25/23	GEL	2,922	913,469

Georgia Treasury Bond, 9.375%, 4/9/22	GEL	22,758	7,219,442

Total Georgia			$18,722,983

Iceland — 3.0%

Republic of Iceland, 3.50%, 8/5/21	ISK	1,335,384	$9,622,906

Republic of Iceland, 5.00%, 11/15/28	ISK	2,671,988	21,803,955

Republic of Iceland, 6.50%, 1/24/31	ISK	5,641,242	52,144,754

Republic of Iceland, 8.00%, 6/12/25	ISK	1,279,138	11,257,684

Total Iceland			$94,829,299

21	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2020

Consolidated Portfolio of Investments — continued

Security		Principal Amount (000’s omitted)	Value

Indonesia — 2.6%

Indonesia Government Bond, 6.50%, 2/15/31	IDR	308,686,000	$20,995,852

Indonesia Government Bond, 7.00%, 9/15/30	IDR	328,345,000	23,135,694

Indonesia Government Bond, 7.50%, 6/15/35	IDR	540,000,000	38,104,615

Total Indonesia			$82,236,161

Ivory Coast — 0.4%

Ivory Coast Government International Bond, 5.25%, 3/22/30(1)	EUR	10,453	$11,785,369

Total Ivory Coast			$11,785,369

Jordan — 0.6%

Jordan Government International Bond, 5.85%, 7/7/30(1)	USD	1,638	$1,653,095

Jordan Government International Bond, 7.375%, 10/10/47(1)	USD	17,147	17,779,461

Total Jordan			$19,432,556

Lebanon — 0.3%

Lebanese Republic, 6.25%, 11/4/24(1)(5)	USD	7,398	$1,100,452

Lebanese Republic, 6.25%, 6/12/25(1)(5)	USD	2,947	439,840

Lebanese Republic, 6.40%, 5/26/23(5)	USD	7,397	1,112,842

Lebanese Republic, 6.65%, 4/22/24(1)(5)	USD	14,581	2,096,019

Lebanese Republic, 6.65%, 2/26/30(1)(5)	USD	453	67,044

Lebanese Republic, 6.75%, 11/29/27(1)(5)	USD	120	17,867

Lebanese Republic, 6.85%, 5/25/29(5)	USD	9,840	1,461,437

Lebanese Republic, 7.00%, 12/3/24(5)	USD	3,446	512,592

Lebanese Republic, 7.00%, 3/20/28(1)(5)	USD	2,952	422,490

Lebanese Republic, 7.15%, 11/20/31(1)(5)	USD	4,621	674,943

Lebanese Republic, 8.20%, 5/17/33(5)	USD	1,595	227,288

Lebanese Republic, 8.25%, 4/12/21(1)(5)	USD	1,000	161,440

Lebanese Republic, 8.25%, 5/17/34(5)	USD	1,326	188,955

Total Lebanon			$8,483,209

Mongolia — 0.1%

Mongolia Government International Bond, 5.125%, 4/7/26(1)	USD	1,554	$1,610,193

Total Mongolia			$1,610,193

New Zealand — 4.7%

New Zealand Government Bond, 2.00%, 9/20/25(1)(3)	NZD	92,599	$69,408,353

New Zealand Government Bond, 2.50%, 9/20/35(1)(3)	NZD	41,796	40,215,420

New Zealand Government Bond, 3.00%, 9/20/30(1)(3)	NZD	44,849	40,456,498

Total New Zealand			$150,080,271

Security		Principal Amount (000’s omitted)	Value

Oman — 0.3%

Oman Government International Bond, 3.625%, 6/15/21(1)	USD	3,600	$3,578,440

Oman Government International Bond, 5.625%, 1/17/28(1)	USD	750	687,142

Oman Government International Bond, 6.00%, 8/1/29(1)	USD	3,645	3,340,223

Oman Government International Bond, 6.75%, 1/17/48(1)	USD	3,223	2,648,452

Total Oman			$10,254,257

Peru — 1.1%

Peru Government Bond, 6.15%, 8/12/32	PEN	65,544	$20,910,006

Peru Government Bond, 6.90%, 8/12/37	PEN	19,620	6,426,634

Peru Government Bond, 6.95%, 8/12/31	PEN	23,000	7,855,273

Total Peru			$35,191,913

Philippines — 1.6%

Republic of the Philippines, 2.95%, 5/5/45	USD	7,455	$7,861,693

Republic of the Philippines, 6.25%, 1/14/36	PHP	1,649,000	43,960,942

Total Philippines			$51,822,635

Romania — 2.4%

Romania Government International Bond, 3.375%, 1/28/50(1)	EUR	27,506	$33,424,922

Romania Government International Bond, 4.625%, 4/3/49(1)	EUR	28,560	41,316,898

Total Romania			$74,741,820

Rwanda — 0.0%(6)

Republic of Rwanda, 6.625%, 5/2/23(1)	USD	579	$610,282

Total Rwanda			$610,282

Serbia — 7.3%

Serbia Treasury Bond, 4.50%, 1/11/26	RSD	2,859,650	$30,674,292

Serbia Treasury Bond, 4.50%, 8/20/32	RSD	600,880	6,142,831

Serbia Treasury Bond, 5.75%, 7/21/23	RSD	10,331,850	112,228,893

Serbia Treasury Bond, 5.875%, 2/8/28	RSD	6,989,920	80,827,873

Total Serbia			$229,873,889

South Africa — 0.3%

Republic of South Africa, 4.30%, 10/12/28	USD	10,400	$10,127,000

Total South Africa			$10,127,000

22	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2020

Consolidated Portfolio of Investments — continued

Security		Principal Amount (000’s omitted)	Value

Suriname — 0.3%

Republic of Suriname, 9.25%, 10/26/26(1)	USD	18,004	$9,632,140

Total Suriname			$9,632,140

Thailand — 2.6%

Thailand Government Bond, 1.25%, 3/12/28(1)(3)	THB	2,468,129	$77,064,689

Thailand Government Bond, 2.875%, 6/17/46	THB	112,400	4,178,678

Total Thailand			$81,243,367

Ukraine — 7.7%

Ukraine Government International Bond, 0.00%, GDP-Linked, 5/31/40(1)(2)(7)	USD	16,642	$14,469,054

Ukraine Government International Bond, 9.79%, 5/26/27	UAH	75,000	2,311,104

Ukraine Government International Bond, 10.00%, 8/23/23	UAH	696,196	23,731,436

Ukraine Government International Bond, 11.67%, 11/22/23	UAH	693,998	24,627,501

Ukraine Government International Bond, 15.84%, 2/26/25	UAH	4,481,371	177,287,907

Ukraine Government International Bond, 17.00%, 5/11/22	UAH	25,000	955,585

Ukraine Government International Bond, 17.25%, 1/5/22	UAH	39,000	1,474,139

Total Ukraine			$244,856,726

Uruguay — 1.0%

Republic of Uruguay, 3.875%, 7/2/40(3)	UYU	963,501	$25,806,054

Republic of Uruguay, 4.375%, 12/15/28(3)	UYU	248,571	6,528,016

Total Uruguay			$32,334,070

Zambia — 0.0%(6)

Zambia Government International Bond, 5.375%, 9/20/22(1)	USD	200	$88,248

Total Zambia			$88,248

Total Foreign Government Bonds (identified cost $1,538,600,237)			$1,591,232,925

Foreign Corporate Bonds — 3.0%
Security		Principal Amount (000’s omitted)	Value

Belarus — 0.1%

Eurotorg LLC Via Bonitron DAC, 9.00%, 10/22/25(1)	USD	2,019	$2,029,095

Total Belarus			$2,029,095

Security		Principal Amount (000’s omitted)	Value

Bulgaria — 0.3%

Eurohold Bulgaria AD, 6.50%, 12/7/22(1)	EUR	9,200	$10,150,163

Total Bulgaria			$10,150,163

Georgia — 0.3%

Georgia Capital JSC, 6.125%, 3/9/24(1)	USD	5,296	$5,190,080

Silknet JSC, 11.00%, 4/2/24(1)	USD	2,470	2,639,244

Total Georgia			$7,829,324

Iceland — 0.6%

Arion Banki HF, 6.00%, 4/12/24(1)	ISK	1,000,000	$7,860,712

Islandsbanki HF, 6.40%, 10/26/23	ISK	860,000	6,762,956

Landsbankinn HF, 5.00%, 11/23/23(1)	ISK	560,000	4,252,745

WOW Air HF, 0.00%(5)(8)(10)	EUR	79	0

WOW Air HF, 0.00%, (3 mo. EURIBOR + 9.00%), 9/24/24(5)(8)	EUR	3,600	0

Total Iceland			$18,876,413

India — 0.0%(6)

Reliance Communications, Ltd., 6.50%, 11/6/20(1)(5)	USD	1,800	$117,000

Total India			$117,000

Indonesia — 0.2%

Bayan Resources Tbk PT, 6.125%, 1/24/23(1)	USD	5,385	$5,253,173

Jasa Marga (Persero) Tbk PT, 7.50%, 12/11/20(1)	IDR	18,080,000	1,219,850

Total Indonesia			$6,473,023

Ireland — 0.4%

Aragvi Finance International DAC, 12.00%, 4/9/24(1)	USD	11,426	$11,968,735

Total Ireland			$11,968,735

Mexico — 0.0%(6)

Grupo Kaltex S.A. de CV, 8.875%, 4/11/22(1)	USD	781	$490,878

Total Mexico			$490,878

Netherlands — 0.3%

Ardshinbank CJSC Via Dilijan Finance BV, 6.50%, 1/28/25(1)	USD	8,832	$7,948,800

Total Netherlands			$7,948,800

23	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2020

Consolidated Portfolio of Investments — continued

Security		Principal Amount (000’s omitted)	Value

Paraguay — 0.1%

Frigorifico Concepcion S.A., 10.25%, 1/29/25(1)	USD	4,725	$4,606,875

Total Paraguay			$4,606,875

Singapore — 0.2%

Alam Synergy Pte Ltd., 6.625%, 4/24/22(1)	USD	6,700	$4,713,667

Total Singapore			$4,713,667

United Kingdom — 0.1%

Ellaktor Value PLC, 6.375%, 12/15/24(1)	EUR	4,445	$4,472,815

Total United Kingdom			$4,472,815

Uzbekistan — 0.4%

Nederlandse Financierings-Maatschappij voor Ontwikkelingslanden NV (FMO), 15.00%, 12/8/22(1)	UZS	143,000,000	$13,732,466

Total Uzbekistan			$13,732,466

Total Foreign Corporate Bonds (identified cost $101,475,550)			$93,409,254

Senior Floating-Rate Loans — 0.0%(6)
Borrower/Tranche Description		Principal Amount (000’s omitted)	Value

Argentina — 0.0%(6)

Desarrolladora Energética S.A., Term Loan, 9.50%, Maturing July 18, 2020(5)(8)(12)		$1,825	$967,250

Total Argentina			$967,250

Total Senior Floating-Rate Loans (identified cost $1,825,000)			$967,250

Sovereign Loans — 2.2%
Borrower		Principal Amount (000’s omitted)	Value

Ethiopia — 0.1%

Ethiopian Railways Corporation (Federal Democratic Republic of Ethiopia guaranteed), Term Loan, 4.06%, (6 mo. USD LIBOR + 3.75%), Maturing August 1, 2021(9)(13)		$3,467	$3,448,893

Total Ethiopia			$3,448,893

Borrower		Principal Amount (000’s omitted)	Value

Kenya — 0.6%

Government of Kenya, Term Loan, 6.81%, (6 mo. USD LIBOR + 6.45%), Maturing June 29, 2025(9)		$17,415	$17,342,345

Government of Kenya, Term Loan, 6.95%, (6 mo. USD LIBOR + 6.70%), Maturing October 24, 2024(9)		2,323	2,313,629

Total Kenya			$19,655,974

Macedonia — 0.2%

Republic of Macedonia, Term Loan, 4.50%, (6 mo. EURIBOR + 4.50%), Maturing December 16, 2022(9)(13)	EUR	6,050	$7,093,180

Total Macedonia			$7,093,180

Nigeria — 0.2%

Bank of Industry Limited, Term Loan, 6.22%, (3 mo. USD LIBOR + 6.00%), Maturing April 11, 2021(9)(13)		$6,095	$5,901,417

Total Nigeria			$5,901,417

Tanzania — 1.1%

Government of the United Republic of Tanzania, Term Loan, 5.61%, (6 mo. USD LIBOR + 5.20%), Maturing June 23, 2022(9)		$33,794	$34,282,410

Total Tanzania			$34,282,410

Total Sovereign Loans (identified cost $69,562,072)			$70,381,874

Loan Participation Notes — 1.2%
Security		Principal Amount (000’s omitted)	Value

Uzbekistan — 1.2%

Daryo Finance BV (borrower - Uzbek Industrial and Construction Bank ATB), 18.75%, 6/15/23(1)(8)(14)	UZS	112,570,000	$11,443,818

Europe Asia Investment Finance BV (borrower - Joint Stock Commercial Bank “Asaka”), 18.70%, 7/26/23(1)(8)(14)	UZS	248,781,000	25,080,393

Total Uzbekistan			$36,524,211

Total Loan Participation Notes (identified cost $36,139,419)			$36,524,211

24	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2020

Consolidated Portfolio of Investments — continued

Debt Obligations — United States — 4.3%

Asset-Backed Securities — 0.5%
Security	Principal Amount	Value

Pnmac Gmsr Issuer Trust

Series 2018-GT1, Class A, 2.999%, (1 mo. USD LIBOR + 2.85%), 2/25/23(2)(9)	$9,000,000	$8,862,781

Series 2018-GT2, Class A, 2.799%, (1 mo. USD LIBOR + 2.65%), 8/25/25(2)(9)	8,064,000	7,804,629

Total Asset-Backed Securities (identified cost $17,064,000)		$16,667,410

Collateralized Mortgage Obligations — 0.6%
Security	Principal Amount	Value

Federal Home Loan Mortgage Corp.:

Series 4, Class D, 8.00%, 12/25/22	$14,925	$15,700

Series 1548, Class Z, 7.00%, 7/15/23	21,812	23,349

Series 1650, Class K, 6.50%, 1/15/24	145,754	156,866

Series 1817, Class Z, 6.50%, 2/15/26	31,042	34,213

Series 1927, Class ZA, 6.50%, 1/15/27	106,994	119,219

Series 2344, Class ZD, 6.50%, 8/15/31	314,720	369,887

Series 2458, Class ZB, 7.00%, 6/15/32	612,405	736,077

Interest Only:(15)

Series 4791, Class JI, 4.00%, 5/15/48	14,517,272	1,521,221

		$2,976,532

Federal National Mortgage Association:

Series G48, Class Z, 7.10%, 12/25/21	$29,995	$30,615

Series G92-60, Class Z, 7.00%, 10/25/22	70,598	73,098

Series G93-1, Class K, 6.675%, 1/25/23	75,736	78,956

Series G94-7, Class PJ, 7.50%, 5/17/24	133,321	144,386

Series 1992-180, Class F, 1.299%, (1 mo. USD LIBOR + 1.15%), 10/25/22(9)	73,573	74,042

Series 1993-16, Class Z, 7.50%, 2/25/23	68,234	72,214

Series 1993-79, Class PL, 7.00%, 6/25/23	38,974	41,732

Series 1993-104, Class ZB, 6.50%, 7/25/23	19,845	21,075

Series 1993-121, Class Z, 7.00%, 7/25/23	291,552	312,140

Series 1993-141, Class Z, 7.00%, 8/25/23	66,124	70,934

Series 1994-42, Class ZQ, 7.00%, 4/25/24	471,094	510,441

Series 1994-79, Class Z, 7.00%, 4/25/24	83,422	89,564

Series 1994-89, Class ZQ, 8.00%, 7/25/24	91,073	99,392

Series 1996-35, Class Z, 7.00%, 7/25/26	29,853	33,402

Series 1998-16, Class H, 7.00%, 4/18/28	119,527	137,639

Series 1998-44, Class ZA, 6.50%, 7/20/28	210,926	239,318

Series 1999-25, Class Z, 6.00%, 6/25/29	227,255	259,182

Series 2000-2, Class ZE, 7.50%, 2/25/30	51,833	60,175

Series 2000-49, Class A, 8.00%, 3/18/27	159,526	178,940

Security	Principal Amount	Value

Federal National Mortgage Association: (continued)

Series 2001-31, Class ZA, 6.00%, 7/25/31	$1,830,863	$2,091,388

Series 2001-74, Class QE, 6.00%, 12/25/31	478,470	552,153

Series 2009-48, Class WA, 5.849%, 7/25/39(16)	2,380,157	2,666,224

Series 2011-38, Class SA, 13.052%, (13.50% - 1 mo. USD LIBOR x 3), 5/25/41(9)(17)	3,227,981	4,339,247

Interest Only:(15)

Series 424, Class C8, 3.50%, 2/25/48	15,224,884	1,253,771

Series 2018-21, Class IO, 3.00%, 4/25/48	15,079,080	1,287,869

Series 2018-58, Class BI, 4.00%, 8/25/48	2,225,044	221,135

		$14,939,032

Government National Mortgage Association:

Series 2001-35, Class K, 6.45%, 10/26/23	$28,631	$30,451

		$30,451

Total Collateralized Mortgage Obligations (identified cost $28,345,935)		$17,946,015

Mortgage Pass-Throughs — 2.4%
Security	Principal Amount	Value

Federal Home Loan Mortgage Corp.:

2.802%, (COF + 1.25%), with maturity at 2035(18)	$1,062,379	$1,089,052

2.944%, (1 yr. CMT + 2.31%), with maturity at 2036(18)	874,203	921,369

3.344%, (COF + 2.39%), with maturity at 2023(18)	10,308	10,392

4.036%, (COF + 1.25%), with maturity at 2029(18)	9,016	9,535

4.357%, (COF + 1.25%), with maturity at 2030(18)	217,706	230,442

4.50%, with maturity at 2035	173,716	190,539

6.00%, with various maturities to 2035	4,910,268	5,663,579

6.50%, with various maturities to 2032	5,575,491	6,440,773

6.60%, with maturity at 2030	568,761	653,628

7.00%, with various maturities to 2036	7,767,099	8,930,648

7.31%, with maturity at 2026	17,308	18,828

7.50%, with various maturities to 2035	3,281,974	3,679,155

7.95%, with maturity at 2022	22,481	23,128

8.00%, with various maturities to 2030	750,361	812,175

8.50%, with maturity at 2025	29,893	30,147

9.00%, with various maturities to 2027	67,431	72,162

9.50%, with maturity at 2027	34,104	37,864

		$28,813,416

25	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2020

Consolidated Portfolio of Investments — continued

Security	Principal Amount	Value

Federal National Mortgage Association:

1.79%, (COF + 1.25%), with maturity at 2027(18)	$65,072	$65,827

1.932%, (COF + 1.25%), with various maturities to 2033(18)	1,356,452	1,371,358

2.053%, (COF + 1.40%), with maturity at 2025(18)	249,386	251,534

2.253%, (COF + 1.60%), with maturity at 2024(18)	100,540	101,503

3.368%, (COF + 1.25%), with maturity at 2034(18)	451,897	468,826

3.401%, (COF + 1.25%), with maturity at 2035(18)	1,184,091	1,218,486

3.792%, (1 yr. CMT + 2.15%), with maturity at 2028(18)	90,037	93,107

3.934%, (COF + 1.78%), with maturity at 2035(18)	1,782,293	1,880,407

6.00%, with various maturities to 2035	16,430,192	19,151,945

6.332%, (COF + 2.00%, Floor 6.332%), with maturity at 2032(18)	459,922	506,658

6.50%, with various maturities to 2038	6,638,215	7,572,086

7.00%, with various maturities to 2035	10,857,574	12,610,368

7.50%, with various maturities to 2027	48,993	52,102

7.679%, (1 yr. CMT + 2.15%), with maturity at 2025(18)	14,447	15,244

8.00%, with maturity at 2026	7,384	7,696

8.50%, with various maturities to 2037	1,331,217	1,550,327

9.00%, with various maturities to 2032	160,892	178,254

9.285%, with maturity at 2028	138	143

9.50%, with various maturities to 2031	54,301	59,369

9.535%, with maturity at 2027	1,479	1,609

10.50%, with maturity at 2029	24,206	28,485

11.50%, with maturity at 2031	103,655	124,480

		$47,309,814

Government National Mortgage Association:

3.125%, (1 yr. CMT + 1.50%), with maturity at 2024(18)	$104,282	$106,353

6.50%, with various maturities to 2032	267,384	300,964

7.00%, with various maturities to 2031	507,715	572,201

7.50%, with various maturities to 2028	73,370	80,792

8.00%, with various maturities to 2023	37,000	39,033

9.00%, with maturity at 2025	10,696	11,374

9.50%, with various maturities to 2021	379	385

		$1,111,102

Total Mortgage Pass-Throughs (identified cost $72,891,574)		$77,234,332

U.S. Treasury Obligations — 0.0%(6)
Security	Principal Amount	Value

U.S. Treasury Bond, 7.875%, 2/15/21	$1,500,000	$1,533,326

Total U.S. Treasury Obligations (identified cost $1,509,081)		$1,533,326

U.S. Government Guaranteed Small Business Administration Loans(19)(20) — 0.8%
Security	Principal Amount (000’s omitted)	Value

1.11%, 9/15/42	$1,661	$68,706

1.41%, 9/15/42	1,111	59,660

1.61%, 9/15/42	1,877	123,428

1.66%, 8/15/42 to 4/15/43	7,160	442,349

1.91%, 8/15/42 to 4/15/43	13,170	942,998

1.93%, 3/15/41 to 5/15/42	2,108	151,275

1.96%, 9/15/42	2,900	199,944

2.03%, 8/15/32	775	52,531

2.11%, 8/15/42 to 9/15/42	5,935	471,896

2.16%, 2/15/42 to 4/15/43	16,085	1,329,082

2.21%, 9/15/42	2,608	210,114

2.28%, 3/15/43	2,720	272,671

2.36%, 9/15/42	1,949	175,155

2.38%, 2/15/41	651	49,206

2.39%, 7/15/39	1,004	76,701

2.41%, 7/15/42 to 4/15/43	22,224	2,117,428

2.46%, 3/15/28 to 4/15/43	9,901	878,610

2.53%, 6/15/36	849	65,391

2.56%, 5/15/37	1,369	103,251

2.61%, 9/15/42	2,857	295,528

2.63%, 11/15/36	610	46,793

2.66%, 4/15/43	8,086	870,381

2.67%, 10/4/23 to 8/25/42(21)	20,028	1,594,181

2.71%, 7/15/27 to 9/15/42	9,342	895,383

2.91%, 10/15/42 to 4/15/43	16,182	1,931,684

2.93%, 4/15/42	925	114,640

2.96%, 7/15/27 to 2/15/43	7,862	688,410

2.98%, 7/15/43	1,201	151,203

2.99%, 2/15/29	856	56,815

3.16%, 9/15/42 to 4/15/43	6,337	882,288

3.21%, 6/15/27 to 3/15/43	7,761	921,625

3.29%, 12/15/42	3,525	478,968

3.36%, 12/28/26 to 8/17/42(21)	31,121	2,653,852

3.41%, 3/15/43 to 4/15/43	8,176	1,102,189

3.46%, 3/15/27 to 9/15/42	5,167	643,445

3.66%, 1/15/43 to 6/15/43	8,690	1,395,677

26	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2020

Consolidated Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

3.69%, 3/15/43	$1,340	$243,621

3.71%, 2/15/28 to 10/15/42	10,657	1,165,650

3.78%, 5/15/27 to 9/15/42	4,007	547,364

Total U.S. Government Guaranteed Small Business Administration Loans (identified cost $25,873,326)		$24,470,093

Total Debt Obligations — United States (identified cost $145,683,916)		$137,851,176

Common Stocks — 2.5%
Security	Shares	Value

Argentina — 0.2%

Empresa Distribuidora Y Comercializadora Norte ADR(22)	36,031	$119,623

IRSA Inversiones y Representaciones S.A. ADR(22)	131,493	482,579

Loma Negra Cia Industrial Argentina S.A. ADR	225,800	966,424

Pampa Energia S.A. ADR(22)	89,700	1,058,460

Telecom Argentina S.A. ADR	143,100	917,271

Transportadora de Gas del Sur S.A. ADR(22)	164,357	792,201

YPF S.A. ADR(22)	298,100	959,882

Total Argentina		$5,296,440

Belgium — 0.0%(6)

KBC Group NV	5,400	$266,797

Total Belgium		$266,797

Cyprus — 0.1%

Bank of Cyprus Holdings PLC(22)	4,401,002	$2,328,798

Total Cyprus		$2,328,798

France — 0.0%(6)

BNP Paribas S.A.(22)	9,400	$327,823

Credit Agricole S.A.(22)	37,100	293,481

Societe Generale S.A.(22)	18,400	250,017

Total France		$871,321

Georgia — 0.1%

Georgia Capital PLC(22)	333,685	$1,590,887

Total Georgia		$1,590,887

Germany — 0.0%(6)

Deutsche Bank AG(22)	42,100	$389,052

Total Germany		$389,052

Security	Shares	Value

Greece — 0.2%

Alpha Bank AE(22)	1,247,900	$635,027

Eurobank Ergasias Services and Holdings S.A.(22)	2,679,600	896,083

Hellenic Telecommunications Organization S.A.	86,871	1,152,058

JUMBO S.A.	67,891	951,583

National Bank of Greece S.A.(22)	776,900	818,182

OPAP S.A.	122,204	988,639

Piraeus Bank S.A.(22)	716,900	551,470

Total Greece		$5,993,042

Iceland — 0.8%

Arion Banki HF(2)(22)	11,398,203	$6,760,464

Eik Fasteignafelag HF(22)	42,391,952	2,191,561

Eimskipafelag Islands HF(22)	2,989,145	3,969,617

Hagar HF(22)	11,272,419	4,344,061

Reginn HF(22)	15,791,200	1,799,286

Reitir Fasteignafelag HF	6,661,681	2,170,577

Siminn HF	71,023,761	3,751,390

Total Iceland		$24,986,956

Italy — 0.0%(6)

Intesa Sanpaolo SpA(22)	194,400	$322,725

UniCredit SpA(22)	39,000	292,086

Total Italy		$614,811

Mexico — 0.0%(6)

Vista Oil & Gas SAB de CV ADR(22)	477,800	$950,822

Total Mexico		$950,822

Netherlands — 0.0%(6)

ING Groep NV(22)	53,500	$366,460

Total Netherlands		$366,460

Serbia — 0.1%

Komercijalna Banka AD Beograd(22)	84,003	$2,410,213

Total Serbia		$2,410,213

Singapore — 0.2%

Yoma Strategic Holdings, Ltd.(22)	43,974,000	$8,218,449

Total Singapore		$8,218,449

Spain — 0.0%(6)

Banco Bilbao Vizcaya Argentaria S.A.	95,500	$275,532

Banco Santander S.A.(22)	140,000	280,358

Total Spain		$555,890

27	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2020

Consolidated Portfolio of Investments — continued

Security		Shares	Value

Sri Lanka — 0.1%

Softlogic Life Insurance PLC(22)		20,500,000	$3,349,227

Total Sri Lanka			$3,349,227

Vietnam — 0.7%

Bank for Foreign Trade of Vietnam JSC		539,910	$1,939,070

Bank for Investment and Development of Vietnam JSC		468,816	781,524

Binh Minh Plastics JSC		39,120	91,836

Coteccons Construction JSC		133,000	324,050

FPT Corp.		503,306	1,196,363

Hoa Phat Group JSC		953,288	1,259,614

KIDO Group Corp.		24,450	36,299

Masan Group Corp.(22)		429,280	1,555,203

Military Commercial Joint Stock Bank(22)		2,143,462	1,650,371

PetroVietnam Nhon Trach 2 Power JSC		485,400	476,256

Phu Nhuan Jewelry JSC		532,630	1,609,623

Refrigeration Electrical Engineering Corp.		807,810	1,562,236

SSI Securities Corp.		775,425	574,211

Viet Capital Securities JSC		448,200	715,382

Vietnam Dairy Products JSC		474,081	2,215,051

Vietnam Prosperity JSC Bank(22)		1,581,255	1,614,006

Vietnam Technological & Commercial Joint Stock Bank(22)		781,800	770,401

Vingroup JSC(22)		632,834	2,911,051

Total Vietnam			$21,282,547

Total Common Stocks (identified cost $111,664,265)			$79,471,712

Short-Term Investments — 29.2%

Foreign Government Securities — 7.2%
Security		Principal Amount (000’s omitted)	Value

Egypt — 6.8%

Egypt Treasury Bill, 0.00%, 11/3/20	EGP	248,100	$15,802,548

Egypt Treasury Bill, 0.00%, 11/10/20	EGP	175,475	11,172,811

Egypt Treasury Bill, 0.00%, 11/17/20	EGP	517,100	32,971,859

Egypt Treasury Bill, 0.00%, 12/8/20	EGP	42,575	2,679,821

Egypt Treasury Bill, 0.00%, 12/29/20	EGP	134,350	8,435,928

Egypt Treasury Bill, 0.00%, 1/12/21	EGP	176,875	11,008,143

Egypt Treasury Bill, 0.00%, 2/2/21	EGP	44,050	2,730,009

Egypt Treasury Bill, 0.00%, 2/16/21	EGP	534,050	32,933,932

Egypt Treasury Bill, 0.00%, 3/2/21	EGP	29,850	1,831,717

Security		Principal Amount (000’s omitted)	Value

Egypt (continued)

Egypt Treasury Bill, 0.00%, 3/23/21	EGP	45,250	$2,756,283

Egypt Treasury Bill, 0.00%, 3/30/21	EGP	184,700	11,222,968

Egypt Treasury Bill, 0.00%, 4/6/21	EGP	208,975	12,666,924

Egypt Treasury Bill, 0.00%, 6/15/21	EGP	157,275	9,276,091

Egypt Treasury Bill, 0.00%, 6/29/21	EGP	295,900	17,394,158

Egypt Treasury Bill, 0.00%, 7/6/21	EGP	264,775	15,543,690

Egypt Treasury Bill, 0.00%, 7/13/21	EGP	184,100	10,781,198

Egypt Treasury Bill, 0.00%, 9/28/21	EGP	92,950	5,305,357

Egypt Treasury Bill, 0.00%, 10/12/21	EGP	194,675	11,060,729

Total Egypt			$215,574,166

Georgia — 0.4%

Georgia Treasury Bill, 0.00%, 12/3/20	GEL	1,570	$483,508

Georgia Treasury Bill, 0.00%, 1/14/21	GEL	3,982	1,213,745

Georgia Treasury Bill, 0.00%, 2/11/21	GEL	11,447	3,471,502

Georgia Treasury Bill, 0.00%, 4/8/21	GEL	843	252,536

Georgia Treasury Bill, 0.00%, 5/13/21	GEL	18,000	5,346,223

Georgia Treasury Bill, 0.00%, 7/15/21	GEL	7,000	2,054,269

Total Georgia			$12,821,783

Total Foreign Government Securities (identified cost $225,716,167)			$228,395,949

U.S. Treasury Obligations — 6.5%
Security		Principal Amount (000’s omitted)	Value

U.S. Treasury Bill, 0.00%, 11/19/20(11)		$54,900	$54,898,120

U.S. Treasury Bill, 0.00%, 12/3/20		150,000	149,989,989

Total U.S. Treasury Obligations (identified cost $204,886,406)			$204,888,109

Other — 15.5%
Description		Units	Value

Eaton Vance Cash Reserves Fund, LLC, 0.12%(23)		490,405,962	$490,405,962

Total Other (identified cost $490,395,037)			$490,405,962

Total Short-Term Investments (identified cost $920,997,610)			$923,690,020

Total Investments — 92.7% (identified cost $2,925,948,069)			$2,933,528,422

28	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2020

Consolidated Portfolio of Investments — continued

Securities Sold Short — (0.3)%

Common Stocks — (0.3)%
Security	Shares	Value

Ashmore Group PLC	(1,867,300)	$(8,639,152)

Total Common Stocks		$(8,639,152)

Total Securities Sold Short (proceeds $12,025,557)		$(8,639,152)

Other Assets, Less Liabilities — 7.6%		$240,839,692

Net Assets — 100.0%		$3,165,728,962

The percentage shown for each investment category in the Consolidated Portfolio of Investments is based on net assets.

(1)

Security exempt from registration under Regulation S of the Securities Act of 1933, as amended, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, as amended. At October 31, 2020, the aggregate value of these securities is $889,669,261 or 28.1% of the Portfolio’s net assets.

(2)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At October 31, 2020, the aggregate value of these securities is $65,273,484 or 2.1% of the Portfolio’s net assets.

(3)

Inflation-linked security whose principal is adjusted for inflation based on changes in a designated inflation index or inflation rate for the applicable country. Interest is calculated based on the inflation-adjusted principal.

(4)	Step coupon security. Interest rate represents the rate in effect at October 31, 2020.

(5)	Issuer is in default with respect to interest and/or principal payments or has declared bankruptcy. For a variable rate security, interest rate has been adjusted to reflect non-accrual status.

(6)	Amount is less than 0.05%.

(7)

Amounts payable in respect of the security are contingent upon and determined by reference to Ukraine’s GDP and Real GDP Growth Rate. Principal amount represents the notional amount used to calculate payments due to the security holder and does not represent an entitlement for payment.

(8)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 8).

(9)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2020.

(10)	Perpetual security with no stated maturity date but may be subject to calls by the issuer.

(11)	Security (or a portion thereof) has been pledged to cover collateral requirements on open derivative contracts.

(12)	Fixed-rate loan.

(13)	Loan is subject to scheduled mandatory prepayments. Maturity date shown reflects the final maturity date.
(14)	Limited recourse note whose payments by the issuer are limited to amounts received by the issuer from the borrower pursuant to a loan agreement with the borrower.

(15)

Interest only security that entitles the holder to receive only interest payments on the underlying mortgages. Principal amount shown is the notional amount of the underlying mortgages on which coupon interest is calculated.

(16)	Weighted average fixed-rate coupon that changes/updates monthly. Rate shown is the rate at October 31, 2020.

(17)	Inverse floating-rate security whose coupon varies inversely with changes in the interest rate index. The stated interest rate represents the coupon rate in effect at October 31, 2020.

(18)

Adjustable rate mortgage security whose interest rate generally adjusts monthly based on a weighted average of interest rates on the underlying mortgages. The coupon rate may not reflect the applicable index value as interest rates on the underlying mortgages may adjust on various dates and at various intervals and may be subject to lifetime ceilings and lifetime floors and lookback periods. Rate shown is the coupon rate at October 31, 2020.

(19)

Interest only security that entitles the holder to receive only a portion of the interest payments on the underlying loans. Principal amount shown is the notional amount of the underlying loans on which coupon interest is calculated.

(20)	Securities comprise a trust that is wholly-owned by the Portfolio and may only be sold on a pro-rata basis with all securities in the trust.

(21)	The stated interest rate represents the weighted average fixed interest rate at October 31, 2020 of all interest only securities comprising the certificate.

(22)	Non-income producing security.

(23)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2020.

29	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2020

Consolidated Portfolio of Investments — continued

Forward Commodity Contracts(1)

Settlement Date	Deliver	In Exchange For	Counterparty	Value/Unrealized Appreciation (Depreciation)

2/2/21	United States Dollar 9,456,000	Gold 4,800 Troy Ounces	Citibank, N.A.	$(435,024)

2/2/21	United States Dollar 15,362,944	Gold 8,000 Troy Ounces	Citibank, N.A.	(327,984)

2/2/21	United States Dollar 6,275,200	Gold 3,200 Troy Ounces	Citibank, N.A.	(261,216)

2/2/21	United States Dollar 15,717,200	Gold 8,000 Troy Ounces	Citibank, N.A.	(682,240)

2/2/21	United States Dollar 15,522,320	Gold 8,000 Troy Ounces	Citibank, N.A.	(487,360)

2/2/21	United States Dollar 6,196,000	Gold 3,200 Troy Ounces	Citibank, N.A.	(182,016)

				$(2,375,840)

(1)	Non-deliverable contracts that are settled with the counterparty in cash.

Centrally Cleared Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Settlement Date	Value/Unrealized Appreciation (Depreciation)

EUR	592,412,738	USD	690,071,978	11/3/20	$(118,438)

EUR	15,775,432	USD	18,671,281	11/3/20	(298,423)

USD	695,132,669	EUR	592,412,738	11/3/20	5,179,130

USD	18,376,012	EUR	15,775,432	11/3/20	3,154

BRL	17,905,000	USD	3,102,152	11/4/20	18,301

BRL	17,905,000	USD	3,102,152	11/4/20	18,301

BRL	17,905,000	USD	3,177,219	11/4/20	(56,766)

BRL	17,905,000	USD	3,177,219	11/4/20	(56,766)

USD	3,118,605	BRL	17,905,000	11/4/20	(1,848)

USD	3,118,605	BRL	17,905,000	11/4/20	(1,848)

USD	3,102,152	BRL	17,905,000	11/4/20	(18,301)

USD	3,102,152	BRL	17,905,000	11/4/20	(18,301)

COP	3,000,000,000	USD	778,493	11/5/20	(3,400)

PEN	6,308,000	USD	1,755,050	11/5/20	(10,353)

PEN	6,308,000	USD	1,755,050	11/5/20	(10,353)

PEN	498,000	USD	138,414	11/5/20	(675)

PEN	498,000	USD	138,414	11/5/20	(675)

PEN	4,595,000	USD	1,277,880	11/5/20	(6,973)

PEN	4,595,000	USD	1,277,880	11/5/20	(6,973)

PEN	11,444,000	USD	3,182,513	11/5/20	(17,278)

PEN	11,444,000	USD	3,182,513	11/5/20	(17,278)

USD	34,369	COP	131,200,000	11/5/20	472

USD	16,507	COP	63,000,000	11/5/20	230

30	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2020

Consolidated Portfolio of Investments — continued

Centrally Cleared Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Settlement Date	Value/Unrealized Appreciation (Depreciation)

USD	32,749,524	PEN	116,162,563	11/5/20	$620,733

NZD	30,878,633	USD	20,475,742	11/9/20	(58,794)

USD	38,450,468	NZD	57,331,000	11/9/20	543,219

RUB	319,231,000	USD	4,127,975	11/13/20	(114,140)

RUB	319,231,000	USD	4,134,719	11/13/20	(120,884)

RUB	383,078,000	USD	4,949,471	11/13/20	(132,859)

RUB	415,000,000	USD	5,362,030	11/13/20	(144,048)

RUB	421,960,000	USD	5,457,845	11/13/20	(152,352)

USD	7,992,975	RUB	634,095,161	11/13/20	20,211

USD	584,740	RUB	45,400,000	11/13/20	13,906

USD	4,434,824	RUB	353,309,228	11/13/20	(7,492)

USD	10,391,154	RUB	825,695,611	11/13/20	9,311

USD	5,046,837	NZD	7,693,467	11/16/20	(40,122)

USD	18,429,141	NZD	28,093,631	11/16/20	(146,511)

USD	1,078,061	JPY	114,682,000	11/19/20	(17,518)

USD	1,472,293	IDR	21,589,260,057	11/23/20	13,975

USD	33,130,627	NZD	50,148,151	11/23/20	(27,891)

USD	23,243,047	IDR	352,690,000,000	11/24/20	(577,691)

JPY	5,916,978,060	USD	56,031,989	11/25/20	497,934

USD	25,473,428	JPY	2,689,994,017	11/25/20	(226,372)

GBP	24,507,000	USD	31,491,495	11/30/20	262,619

GBP	7,567,574	USD	9,724,333	11/30/20	81,095

USD	24,672,000	GBP	19,200,000	11/30/20	(205,749)

KRW	6,038,729,496	USD	5,094,174	12/1/20	215,967

KRW	5,746,067,504	USD	4,844,878	12/1/20	207,912

BRL	17,905,000	USD	3,115,823	12/2/20	302

BRL	17,905,000	USD	3,115,823	12/2/20	302

USD	672,107,108	EUR	576,637,306	12/2/20	97,215

USD	11,054,119	NZD	16,406,442	12/2/20	205,868

USD	6,278,387	NZD	9,318,336	12/2/20	116,926

CHF	43,722,477	USD	47,551,412	12/7/20	179,834

NOK	157,860,700	USD	16,918,057	12/7/20	(384,949)

JPY	2,006,531,681	USD	18,908,210	12/8/20	265,439

KRW	12,175,000,000	USD	10,259,284	12/10/20	447,856

KRW	22,936,000,000	USD	19,310,154	12/10/20	860,603

KRW	11,468,000,000	USD	9,659,459	12/10/20	425,919

CAD	4,414,732	USD	3,348,960	12/16/20	(34,618)

COP	63,000,000	USD	16,479	12/16/20	(233)

COP	131,200,000	USD	34,311	12/16/20	(478)

COP	4,484,731,500	USD	1,163,530	12/16/20	(7,043)

COP	4,744,200,000	USD	1,230,566	12/16/20	(7,170)

COP	5,942,631,500	USD	1,541,771	12/16/20	(9,333)

COP	6,286,300,000	USD	1,630,561	12/16/20	(9,500)

USD	15,722,969	CLP	12,364,700,000	12/16/20	(264,777)

31	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2020

Consolidated Portfolio of Investments — continued

Centrally Cleared Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Settlement Date	Value/Unrealized Appreciation (Depreciation)

USD	16,732,342	NZD	24,958,454	12/17/20	$229,211

USD	10,650,126	ZAR	182,000,000	12/17/20	(475,986)

USD	92,857,155	ZAR	1,568,645,212	12/17/20	(3,038,021)

USD	51,954,514	ZAR	918,337,604	12/17/20	(4,185,744)

ZAR	1,375,561,247	USD	77,821,725	12/17/20	6,269,750

ZAR	257,360,000	USD	15,234,622	12/17/20	498,433

ZAR	54,554,000	USD	3,229,366	12/17/20	105,656

ZAR	54,554,000	USD	3,229,366	12/17/20	105,656

MXN	70,704,000	USD	3,317,334	12/18/20	(462)

MXN	70,704,000	USD	3,317,334	12/18/20	(462)

MXN	103,308,000	USD	4,847,069	12/18/20	(675)

USD	4,847,069	MXN	103,308,000	12/18/20	675

IDR	46,357,618,000	USD	3,068,212	1/4/21	48,056

IDR	46,357,618,000	USD	3,068,212	1/4/21	48,056

INR	189,500,000	USD	2,543,785	1/5/21	(16,991)

INR	189,500,000	USD	2,543,785	1/5/21	(16,991)

INR	279,151,000	USD	3,746,641	1/5/21	(24,441)

INR	279,151,000	USD	3,746,641	1/5/21	(24,441)

JPY	1,633,418,840	USD	15,489,470	1/7/21	128,003

USD	5,777,451	NZD	8,688,942	1/7/21	32,063

PHP	7,558,338	USD	155,330	1/11/21	124

USD	20,550,760	PHP	1,000,000,000	1/11/21	(16,361)

USD	22,509,129	PHP	1,095,294,228	1/11/21	(17,921)

NZD	2,193,467	USD	1,438,404	1/13/21	11,982

USD	23,763,726	NZD	36,238,052	1/13/21	(197,956)

KRW	3,554,222,400	USD	3,109,638	1/19/21	17,077

USD	17,692,623	NZD	26,551,546	1/19/21	135,947

USD	9,641,991	SGD	13,081,000	1/26/21	64,865

USD	8,309,274	SGD	11,272,943	1/26/21	55,900

USD	108,816	PHP	5,284,000	1/27/21	197

AUD	65,822,527	USD	46,887,361	1/28/21	(600,154)

USD	101,435,204	AUD	142,399,175	1/28/21	1,298,362

USD	16,516,567	NZD	24,682,000	1/28/21	196,092

					$7,601,060

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

EUR	576,637,306	USD	671,695,966	BNP Paribas	11/3/20	$—	$(115,284)

MYR	13,670,913	USD	3,287,067	Morgan Stanley & Co. International PLC	11/3/20	3,164	—

MYR	13,670,913	USD	3,287,067	Morgan Stanley & Co. International PLC	11/3/20	3,164	—

MYR	13,670,913	USD	3,290,628	Morgan Stanley & Co. International PLC	11/3/20	—	(396)

32	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2020

Consolidated Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

MYR	13,670,913	USD	3,290,628	Morgan Stanley & Co. International PLC	11/3/20	$—	$(396)

USD	671,695,966	EUR	576,637,306	BNP Paribas	11/3/20	115,284	—

USD	3,287,067	MYR	13,670,913	Morgan Stanley & Co. International PLC	11/3/20	—	(3,164)

USD	3,287,067	MYR	13,670,913	Morgan Stanley & Co. International PLC	11/3/20	—	(3,164)

USD	3,280,757	MYR	13,670,913	Morgan Stanley & Co. International PLC	11/3/20	—	(9,475)

USD	3,280,757	MYR	13,670,913	Morgan Stanley & Co. International PLC	11/3/20	—	(9,475)

USD	1,199,380	CRC	711,700,000	Citibank, N.A.	11/5/20	29,540	—

EUR	9,945,643	RSD	1,171,000,000	JPMorgan Chase Bank, N.A.	11/6/20	—	(14,475)

USD	6,859,240	UAH	196,723,000	Bank of America, N.A.	11/6/20	—	(30,905)

CNH	15,897,731	USD	2,323,109	Citibank, N.A.	11/9/20	49,988	—

CNH	15,897,731	USD	2,323,109	Citibank, N.A.	11/9/20	49,988	—

CNH	13,980,822	USD	2,042,994	Citibank, N.A.	11/9/20	43,960	—

RUB	240,726,000	USD	3,094,165	Standard Chartered Bank	11/9/20	—	(66,054)

RUB	240,726,000	USD	3,094,165	Standard Chartered Bank	11/9/20	—	(66,054)

USD	6,013,273	CNH	42,100,000	Citibank, N.A.	11/9/20	—	(271,106)

USD	9,632,980	CNH	67,435,000	Standard Chartered Bank	11/9/20	—	(433,223)

EGP	90,130,000	USD	5,511,695	Goldman Sachs International	11/10/20	214,270	—

EGP	95,900,000	USD	5,407,387	Goldman Sachs International	11/12/20	680,664	—

USD	3,359,342	RSD	332,070,980	Citibank, N.A.	11/17/20	70,495	—

USD	2,883,514	CNH	19,410,000	Barclays Bank PLC	11/20/20	—	(11,579)

USD	19,742,869	IDR	289,498,690,734	Standard Chartered Bank	11/23/20	187,727	—

USD	2,499,458	CRC	1,500,000,000	Citibank, N.A.	11/24/20	34,779	—

EUR	490,781	USD	575,681	BNP Paribas	11/30/20	—	(3,753)

EUR	3,668,469	USD	4,281,672	BNP Paribas	11/30/20	—	(6,647)

EUR	576,637,306	USD	676,389,447	BNP Paribas	11/30/20	—	(4,409,151)

USD	237,594,681	EUR	202,554,840	BNP Paribas	11/30/20	1,548,798	—

USD	111,098,768	EUR	94,714,213	BNP Paribas	11/30/20	724,215	—

USD	69,777,404	EUR	59,486,816	BNP Paribas	11/30/20	454,855	—

USD	50,887,474	EUR	43,382,723	BNP Paribas	11/30/20	331,718	—

USD	47,771,166	EUR	40,726,000	BNP Paribas	11/30/20	311,404	—

USD	32,093,774	EUR	27,360,668	BNP Paribas	11/30/20	209,208	—

USD	30,056,679	EUR	25,623,999	BNP Paribas	11/30/20	195,929	—

USD	18,361,918	EUR	15,653,950	BNP Paribas	11/30/20	119,695	—

USD	13,010,727	EUR	11,091,939	BNP Paribas	11/30/20	84,812	—

USD	10,791,502	EUR	9,200,000	BNP Paribas	11/30/20	70,346	—

USD	10,351,148	EUR	8,824,588	BNP Paribas	11/30/20	67,476	—

USD	9,649,368	EUR	8,226,305	BNP Paribas	11/30/20	62,901	—

USD	9,036,317	EUR	7,703,664	BNP Paribas	11/30/20	58,905	—

USD	8,533,212	EUR	7,274,757	BNP Paribas	11/30/20	55,625	—

USD	5,213,938	EUR	4,445,000	BNP Paribas	11/30/20	33,988	—

USD	4,222,762	EUR	3,600,000	BNP Paribas	11/30/20	27,527	—

USD	1,394,836	EUR	1,189,129	BNP Paribas	11/30/20	9,092	—

USD	1,307,465	EUR	1,114,643	BNP Paribas	11/30/20	8,523	—

USD	349,594	EUR	298,037	BNP Paribas	11/30/20	2,279	—

USD	63,995	EUR	54,557	BNP Paribas	11/30/20	417	—

USD	3,573,006	UAH	102,899,000	Goldman Sachs International	11/30/20	—	(2,740)

33	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2020

Consolidated Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

USD	3,572,951	UAH	102,901,000	Goldman Sachs International	11/30/20	$—	$(2,864)

KRW	17,068,390,000	USD	14,382,920	Australia and New Zealand Banking Group Limited	12/1/20	626,124	—

KRW	9,264,416,000	USD	7,972,366	Australia and New Zealand Banking Group Limited	12/1/20	174,275	—

MYR	8,429,469	USD	2,022,911	Goldman Sachs International	12/2/20	—	(1,413)

MYR	8,429,469	USD	2,022,911	Goldman Sachs International	12/2/20	—	(1,413)

MYR	4,467,618	USD	1,073,482	Goldman Sachs International	12/2/20	—	(2,089)

MYR	4,467,618	USD	1,073,482	Goldman Sachs International	12/2/20	—	(2,089)

USD	5,364,645	UAH	154,770,000	Goldman Sachs International	12/8/20	35	—

CNH	11,923,298	USD	1,739,561	Citibank, N.A.	12/9/20	36,396	—

CNH	11,923,298	USD	1,739,561	Citibank, N.A.	12/9/20	36,396	—

CNH	10,485,616	USD	1,529,809	Citibank, N.A.	12/9/20	32,008	—

KRW	6,159,176,412	USD	5,217,945	Australia and New Zealand Banking Group Limited	12/10/20	198,660	—

USD	1,320,058	ZAR	21,380,000	Standard Chartered Bank	12/14/20	12,582	—

USD	8,367,032	UAH	244,150,000	BNP Paribas	1/5/21	—	(22,858)

CNH	15,897,731	USD	2,313,710	Bank of America, N.A.	1/11/21	48,464	—

CNH	15,897,731	USD	2,313,710	Bank of America, N.A.	1/11/21	48,464	—

CNH	13,980,822	USD	2,034,728	Bank of America, N.A.	1/11/21	42,621	—

CNH	15,897,731	USD	2,313,609	UBS AG	1/11/21	48,565	—

CNH	15,897,731	USD	2,313,609	UBS AG	1/11/21	48,565	—

CNH	13,980,822	USD	2,034,639	UBS AG	1/11/21	42,709	—

USD	2,267,586	UAH	65,760,000	BNP Paribas	1/11/21	12,017	—

TRY	19,888,000	USD	2,441,313	Standard Chartered Bank	1/13/21	—	(150,991)

TRY	52,200,000	USD	6,384,201	Standard Chartered Bank	1/13/21	—	(372,796)

TRY	65,220,000	USD	7,981,399	Standard Chartered Bank	1/13/21	—	(470,598)

TRY	65,190,000	USD	7,981,210	Standard Chartered Bank	1/13/21	—	(473,864)

USD	916,125	CRC	556,500,000	Citibank, N.A.	1/13/21	3,852	—

USD	1,170,734	TRY	9,400,000	Citibank, N.A.	1/13/21	88,221	—

USD	7,969,871	TRY	67,983,000	Standard Chartered Bank	1/13/21	140,881	—

USD	7,969,822	TRY	68,401,000	Standard Chartered Bank	1/13/21	92,695	—

USD	6,583,169	TRY	56,714,000	Standard Chartered Bank	1/13/21	51,928	—

USD	2,734,687	UAH	79,470,000	Bank of America, N.A.	1/13/21	10,546	—

USD	927,166	CRC	563,300,000	Citibank, N.A.	1/20/21	4,258	—

CNH	6,347,510	USD	941,767	Goldman Sachs International	1/21/21	687	—

CNH	6,347,510	USD	941,767	Goldman Sachs International	1/21/21	687	—

USD	4,661,401	CNH	31,417,857	Goldman Sachs International	1/21/21	—	(3,398)

USD	1,855,356	CRC	1,127,500,000	Citibank, N.A.	1/21/21	8,212	—

EUR	14,742,739	RSD	1,737,726,598	HSBC Bank USA, N.A.	1/26/21	128	—

THB	990,390,000	USD	31,607,519	Standard Chartered Bank	1/26/21	158,591	—

USD	9,983,148	IDR	148,100,000,000	Deutsche Bank AG	1/26/21	52,973	—

USD	6,283,523	IDR	93,197,208,210	Standard Chartered Bank	1/26/21	34,606	—

USD	79,845,008	THB	2,501,863,495	Standard Chartered Bank	1/26/21	—	(400,622)

USD	1,530,088	CRC	934,700,000	Citibank, N.A.	1/28/21	—	(351)

USD	5,359,461	UAH	157,193,000	Bank of America, N.A.	1/29/21	—	(2,468)

USD	5,359,456	UAH	157,568,000	Bank of America, N.A.	1/29/21	—	(15,265)

34	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2020

Consolidated Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

MYR	13,670,913	USD	3,275,255	Morgan Stanley & Co. International PLC	2/2/21	$—	$(1,136)

MYR	13,670,913	USD	3,275,255	Morgan Stanley & Co. International PLC	2/2/21	—	(1,136)

OMR	2,165,000	USD	5,469,934	BNP Paribas	2/16/21	139,169	—

USD	5,479,625	OMR	2,165,000	BNP Paribas	2/16/21	—	(129,478)

TRY	15,546,000	USD	2,079,778	Citibank, N.A.	2/26/21	—	(328,171)

TRY	9,413,645	USD	1,259,334	Standard Chartered Bank	2/26/21	—	(198,675)

TRY	64,285,000	USD	8,590,484	Standard Chartered Bank	2/26/21	—	(1,347,333)

TRY	107,066,000	USD	14,317,465	Standard Chartered Bank	2/26/21	—	(2,254,071)

TRY	107,052,000	USD	14,317,507	Standard Chartered Bank	2/26/21	—	(2,255,690)

USD	224,620	TRY	1,700,000	Citibank, N.A.	2/26/21	33,077	—

USD	11,506,751	TRY	80,289,000	Standard Chartered Bank	2/26/21	2,460,389	—

USD	9,205,351	TRY	64,075,000	Standard Chartered Bank	2/26/21	1,985,860	—

USD	9,205,539	TRY	64,092,000	Standard Chartered Bank	2/26/21	1,984,133	—

USD	5,753,439	TRY	40,237,000	Standard Chartered Bank	2/26/21	1,219,836	—

USD	4,070,803	TRY	30,870,000	Standard Chartered Bank	2/26/21	592,603	—

USD	1,989,529	TRY	14,440,000	Standard Chartered Bank	2/26/21	362,538	—

USD	943,948	TRY	7,505,645	Standard Chartered Bank	2/26/21	98,269	—

USD	22,086	TRY	154,000	Standard Chartered Bank	2/26/21	4,735	—

EGP	136,520,000	USD	7,726,089	Goldman Sachs International	3/8/21	638,304	—

EGP	75,050,000	USD	4,237,719	Goldman Sachs International	3/8/21	360,492	—

EGP	489,295,000	USD	26,999,674	HSBC Bank USA, N.A.	3/8/21	2,978,760	—

EGP	147,335,000	USD	8,309,927	HSBC Bank USA, N.A.	3/8/21	717,087	—

USD	10,316,284	EGP	179,916,000	Goldman Sachs International	3/8/21	—	(706,922)

USD	21,908,945	EGP	382,092,000	Goldman Sachs International	3/8/21	—	(1,501,308)

USD	21,908,945	EGP	382,092,000	Goldman Sachs International	3/8/21	—	(1,501,308)

OMR	2,000,000	USD	5,037,783	Standard Chartered Bank	3/10/21	139,758	—

USD	46,099,201	OMR	18,170,000	Standard Chartered Bank	3/10/21	—	(938,765)

USD	8,023,144	BHD	3,039,167	Standard Chartered Bank	3/11/21	—	(25,291)

USD	6,685,631	SAR	25,265,000	Standard Chartered Bank	3/11/21	—	(46,988)

USD	10,723,443	BHD	4,061,000	Standard Chartered Bank	3/16/21	—	(30,457)

USD	23,189,500	OMR	9,138,750	Standard Chartered Bank	3/29/21	—	(452,559)

USD	23,457,728	AED	86,430,000	BNP Paribas	4/5/21	—	(69,566)

USD	100,000,000	AED	368,410,000	Credit Agricole Corporate and Investment Bank	4/5/21	—	(285,670)

USD	6,889,064	AED	25,380,000	BNP Paribas	4/8/21	—	(19,661)

USD	13,779,125	AED	50,749,895	BNP Paribas	4/8/21	—	(35,574)

USD	61,323,814	AED	225,892,400	Standard Chartered Bank	4/8/21	—	(166,668)

USD	77,166,210	AED	284,180,000	Standard Chartered Bank	4/8/21	—	(190,820)

USD	9,084,659	OMR	3,568,000	BNP Paribas	4/8/21	—	(142,501)

USD	7,091,855	OMR	2,781,000	Standard Chartered Bank	4/26/21	—	(95,431)

TRY	7,505,645	USD	909,006	Standard Chartered Bank	5/17/21	—	(96,179)

TRY	13,105,000	USD	1,594,635	Standard Chartered Bank	5/17/21	—	(175,423)

TRY	39,693,269	USD	4,820,108	Standard Chartered Bank	5/17/21	—	(521,506)

TRY	39,707,000	USD	4,826,170	Standard Chartered Bank	5/17/21	—	(526,081)

35	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2020

Consolidated Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

TRY	39,669,000	USD	4,825,951	Standard Chartered Bank	5/17/21	$—	$(529,977)

TRY	39,670,000	USD	4,826,073	Standard Chartered Bank	5/17/21	—	(529,990)

TRY	39,640,000	USD	4,825,358	Standard Chartered Bank	5/17/21	—	(532,525)

TRY	39,611,000	USD	4,826,234	Standard Chartered Bank	5/17/21	—	(536,541)

TRY	39,280,000	USD	4,825,591	Standard Chartered Bank	5/17/21	—	(571,744)

TRY	79,190,000	USD	9,651,509	Standard Chartered Bank	5/17/21	—	(1,075,589)

USD	15,804,790	TRY	126,707,000	Standard Chartered Bank	5/17/21	2,082,993	—

USD	6,292,606	TRY	48,329,354	Standard Chartered Bank	5/17/21	1,058,755	—

USD	7,902,339	TRY	63,843,000	Standard Chartered Bank	5/17/21	988,430	—

USD	4,741,461	TRY	37,440,000	Standard Chartered Bank	5/17/21	686,878	—

USD	3,160,948	TRY	24,687,000	Standard Chartered Bank	5/17/21	487,457	—

USD	3,160,870	TRY	24,718,000	Standard Chartered Bank	5/17/21	484,022	—

USD	3,160,994	TRY	24,798,000	Standard Chartered Bank	5/17/21	475,483	—

USD	3,160,916	TRY	25,055,000	Standard Chartered Bank	5/17/21	447,572	—

USD	193,088	TRY	1,493,560	Standard Chartered Bank	5/17/21	31,343	—

USD	3,218,128	GHS	21,658,000	ICBC Standard Bank plc	5/24/21	—	(185,714)

USD	1,380,699	GHS	9,254,000	Standard Chartered Bank	5/24/21	—	(73,689)

USD	17,461,490	OMR	6,858,000	Standard Chartered Bank	5/27/21	—	(240,528)

USD	684,132	GHS	4,570,000	JPMorgan Chase Bank, N.A.	5/28/21	—	(32,772)

USD	577,528	GHS	3,855,000	JPMorgan Chase Bank, N.A.	6/2/21	—	(25,813)

USD	1,878,190	GHS	12,659,000	Standard Chartered Bank	6/4/21	—	(101,221)

USD	1,863,080	GHS	12,641,000	JPMorgan Chase Bank, N.A.	6/7/21	—	(110,778)

USD	1,165,714	GHS	7,752,000	ICBC Standard Bank plc	6/14/21	—	(40,840)

USD	677,596	GHS	4,567,000	Standard Chartered Bank	6/16/21	—	(32,577)

USD	676,492	GHS	4,567,000	Standard Chartered Bank	6/18/21	—	(33,029)

USD	932,346	GHS	6,298,000	ICBC Standard Bank plc	6/21/21	—	(44,753)

USD	862,351	GHS	5,795,000	JPMorgan Chase Bank, N.A.	6/23/21	—	(35,887)

USD	1,193,573	GHS	7,985,000	JPMorgan Chase Bank, N.A.	7/1/21	—	(39,598)

USD	9,440,346	OMR	3,711,000	BNP Paribas	7/6/21	—	(122,790)

USD	9,949,641	OMR	3,912,000	Standard Chartered Bank	7/6/21	—	(131,466)

USD	1,183,759	GHS	7,872,000	JPMorgan Chase Bank, N.A.	7/12/21	—	(25,884)

USD	8,422,392	OMR	3,310,000	BNP Paribas	7/19/21	—	(102,816)

USD	35,093,372	OMR	13,793,450	Standard Chartered Bank	8/9/21	—	(399,981)

KES	400,890,000	USD	3,386,753	Standard Chartered Bank	10/12/21	22,788	—

KES	267,260,000	USD	2,257,836	Standard Chartered Bank	10/12/21	15,192	—

GEL	4,403,600	USD	1,271,247	Goldman Sachs International	10/21/21	—	(5,845)

USD	1,085,187	AED	4,000,000	Standard Chartered Bank	1/31/22	—	(2,512)

USD	78,294,208	AED	288,627,683	Standard Chartered Bank	2/10/22	—	(186,053)

USD	6,701,464	BHD	2,555,000	Bank of America, N.A.	3/14/22	—	(32,811)

USD	13,371,339	SAR	50,898,000	Standard Chartered Bank	3/14/22	—	(163,133)

USD	32,193,679	SAR	122,510,000	Standard Chartered Bank	3/14/22	—	(383,398)

USD	3,538,199	BHD	1,350,000	Credit Agricole Corporate and Investment Bank	3/16/22	—	(19,916)

USD	3,038,592	BHD	1,171,833	Standard Chartered Bank	3/16/22	—	(49,939)

USD	13,404,845	BHD	5,116,000	Standard Chartered Bank	3/16/22	—	(79,094)

USD	6,701,258	BHD	2,583,000	Standard Chartered Bank	3/16/22	—	(106,602)

36	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2020

Consolidated Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

USD	14,866,113	SAR	56,350,000	BNP Paribas	3/24/22	$—	$(116,897)

USD	22,298,945	SAR	84,513,000	HSBC Bank USA, N.A.	3/24/22	—	(172,380)

USD	26,680,048	SAR	101,024,000	Standard Chartered Bank	3/28/22	—	(180,542)

						$28,412,805	$(28,480,112)

Futures Contracts
Description	Number of Contracts	Position	Expiration Date	Notional Amount	Value/Unrealized Appreciation (Depreciation)

Commodity Futures

WTI Crude Oil	(111)	Short	11/19/20	$(3,972,690)	$557,045

Equity Futures

E-mini S&P 500 Index	52	Long	12/18/20	8,488,220	(339,040)

TOPIX Index	102	Long	12/10/20	15,409,106	(357,244)

MSCI Emerging Markets Index	(145)	Short	12/18/20	(7,988,775)	102,950

Interest Rate Futures

Euro-Bobl	(131)	Short	12/8/20	(20,729,572)	(100,696)

Euro-Bund	(75)	Short	12/8/20	(15,386,483)	(110,397)

Euro-Buxl	(84)	Short	12/8/20	(22,379,730)	(797,180)

U.S. 2-Year Treasury Note	(151)	Short	12/31/20	(33,347,406)	15,336

U.S. 5-Year Treasury Note	(508)	Short	12/31/20	(63,805,594)	168,148

U.S. 10-Year Treasury Note	(234)	Short	12/21/20	(32,343,188)	240,000

U.S. Long Treasury Bond	(139)	Short	12/21/20	(23,973,156)	556,097

U.S. Ultra 10-Year Treasury Note	(21)	Short	12/21/20	(3,302,906)	45,844

U.S. Ultra-Long Treasury Bond	(93)	Short	12/21/20	(19,995,000)	337,134

					$317,997

Centrally Cleared Inflation Swaps

Notional Amount (000’s omitted)		Portfolio Pays/Receives Return on Reference Index	Reference Index	Portfolio Pays/Receives Rate	Annual Rate	Termination Date	Value/Unrealized Appreciation (Depreciation)

EUR	13,634	Receives	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Pays	1.57% (pays upon termination)	8/15/32	$(1,821,540)

EUR	13,669	Receives	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Pays	1.59% (pays upon termination)	8/15/32	(1,875,271)

EUR	13,346	Receives	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Pays	1.60% (pays upon termination)	8/15/32	(1,878,988)

37	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2020

Consolidated Portfolio of Investments — continued

Centrally Cleared Inflation Swaps (continued)

Notional Amount (000’s omitted)		Portfolio Pays/Receives Return on Reference Index	Reference Index	Portfolio Pays/Receives Rate	Annual Rate	Termination Date	Value/Unrealized Appreciation (Depreciation)

EUR	13,427	Receives	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Pays	1.64% (pays upon termination)	10/15/32	$(1,977,412)

EUR	13,634	Pays	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Receives	1.77% (pays upon termination)	8/15/42	3,421,895

EUR	13,669	Pays	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Receives	1.78% (pays upon termination)	8/15/42	3,449,491

EUR	13,346	Pays	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Receives	1.79% (pays upon termination)	8/15/42	3,475,378

EUR	13,427	Pays	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Receives	1.85% (pays upon termination)	10/15/42	3,797,864

EUR	1,231	Pays	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Receives	1.90% (pays upon termination)	8/4/47	448,595

USD	3,927	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.16% (pays upon termination)	8/4/47	(182,882)

USD	6,107	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.13% (pays upon termination)	8/22/47	(210,554)

USD	6,072	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.15% (pays upon termination)	8/25/47	(242,987)

USD	6,054	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.15% (pays upon termination)	9/1/47	(248,524)

USD	5,275	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.22% (pays upon termination)	10/5/47	(362,010)

							$5,793,055

CPI-U (NSA)	–	Consumer Price Index All Urban Non-Seasonally Adjusted

HICP	–	Harmonised Indices of Consumer Prices

38	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2020

Consolidated Portfolio of Investments — continued

Centrally Cleared Interest Rate Swaps

Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

BRL	164,060	Pays	Brazil CETIP Interbank Deposit Rate (pays upon termination)	2.77% (pays upon termination)	1/3/22	$(169,204)	$—	$(169,204)

BRL	243,243	Receives	Brazil CETIP Interbank Deposit Rate (pays upon termination)	3.42% (pays upon termination)	1/3/22	(35,323)	—	(35,323)

BRL	818,909	Pays	Brazil CETIP Interbank Deposit Rate (pays upon termination)	3.08% (pays upon termination)	1/3/22	(414,899)	—	(414,899)

BRL	1,189,580	Pays	Brazil CETIP Interbank Deposit Rate (pays upon termination)	2.92% (pays upon termination)	1/3/22	(636,472)	—	(636,472)

BRL	1,928,281	Receives	Brazil CETIP Interbank Deposit Rate (pays upon termination)	3.44% (pays upon termination)	1/3/22	(375,151)	—	(375,151)

CAD	41,210	Receives	3-month Canadian Bankers Acceptances (pays quarterly)	1.80% (pays semi-annually)	6/11/24	(1,565,427)	—	(1,565,427)

CAD	20,350	Receives	3-month Canadian Bankers Acceptances (pays quarterly)	1.70% (pays semi-annually)	2/19/25	(711,080)	—	(711,080)

CAD	23,340	Receives	3-month Canadian Bankers Acceptances (pays quarterly)	1.71% (pays semi-annually)	2/19/25	(820,471)	—	(820,471)

CAD	58,220	Receives	3-month Canadian Bankers Acceptances (pays quarterly)	0.88% (pays semi-annually)	6/5/25	(378,635)	—	(378,635)

CAD	8,660	Receives	3-month Canadian Bankers Acceptances (pays quarterly)	1.03% (pays semi-annually)	8/19/30	56,536	(92)	56,444

CAD	13,202	Receives	3-month Canadian Bankers Acceptances (pays quarterly)	1.04% (pays semi-annually)	8/19/30	81,286	(141)	81,145

CLP	13,031,890	Receives	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	1.53% (pays semi-annually)	5/11/25	(340,252)	—	(340,252)

CLP	6,418,690	Receives	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	1.48% (pays semi-annually)	5/13/25	(145,762)	—	(145,762)

CLP	6,418,690	Receives	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	1.41% (pays semi-annually)	5/14/25	(118,138)	—	(118,138)

CLP	12,837,390	Receives	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	1.35% (pays semi-annually)	5/15/25	(212,134)	—	(212,134)

CLP	18,672,560	Receives	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	1.24% (pays semi-annually)	5/19/25	(156,644)	—	(156,644)

CNY	563,000	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.34% (pays quarterly)	7/27/22	(112,614)	—	(112,614)

39	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2020

Consolidated Portfolio of Investments — continued

Centrally Cleared Interest Rate Swaps (continued)

Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

CNY	581,750	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.34% (pays quarterly)	7/27/22	$(116,365)	$—	$(116,365)

COP	62,519,600	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	3.84% (pays quarterly)	5/5/25	(641,499)	—	(641,499)

COP	10,940,900	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	3.85% (pays quarterly)	5/6/25	(133,645)	—	(133,645)

COP	72,092,900	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	3.70% (pays quarterly)	5/7/25	(737,785)	—	(737,785)

COP	7,936,800	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	3.49% (pays quarterly)	5/13/25	(48,026)	—	(48,026)

COP	7,936,810	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	3.54% (pays quarterly)	5/14/25	(52,553)	—	(52,553)

COP	29,306,100	Pays	Colombia Overnight Interbank Reference Rate (pays quarterly)	3.19% (pays quarterly)	6/4/25	63,458	—	63,458

COP	44,982,400	Pays	Colombia Overnight Interbank Reference Rate (pays quarterly)	3.26% (pays quarterly)	6/5/25	130,018	—	130,018

COP	59,477,600	Pays	Colombia Overnight Interbank Reference Rate (pays quarterly)	3.34% (pays quarterly)	6/8/25	225,383	—	225,383

COP	29,163,200	Pays	Colombia Overnight Interbank Reference Rate (pays quarterly)	3.44% (pays quarterly)	6/9/25	144,856	—	144,856

EUR	7,400	Receives	6-month EURIBOR (pays semi-annually)	1.00% (pays annually)	3/21/23	(375,223)	129,481	(245,742)

EUR	2,500	Receives	6-month EURIBOR (pays semi-annually)	(0.45)% (pays annually)	8/26/24	(7,709)	(3)	(7,712)

EUR	2,500	Receives	6-month EURIBOR (pays semi-annually)	(0.46)% (pays annually)	9/12/24	(6,907)	—	(6,907)

EUR	3,813	Receives	6-month EURIBOR (pays semi-annually)	0.11% (pays annually)	7/23/29	(182,401)	37,926	(144,475)

EUR	6,627	Receives	6-month EURIBOR (pays semi-annually)	0.11% (pays annually)	7/23/29	(314,519)	23,965	(290,554)

EUR	7,000	Receives	6-month EURIBOR (pays semi-annually)	(0.08)% (pays annually)	8/6/29	(191,740)	(7)	(191,747)

EUR	4,728	Receives	6-month EURIBOR (pays semi-annually)	(0.16)% (pays annually)	9/12/29	(85,738)	2	(85,736)

EUR	1,847	Receives	6-month EURIBOR (pays semi-annually)	0.37% (pays annually)	2/12/50	(280,798)	—	(280,798)

EUR	1,821	Receives	6-month EURIBOR (pays semi-annually)	0.39% (pays annually)	2/13/50	(285,032)	—	(285,032)

EUR	3,316	Receives	6-month EURIBOR (pays semi-annually)	0.37% (pays annually)	2/17/50	(501,838)	(1)	(501,839)

EUR	2,876	Receives	6-month EURIBOR (pays semi-annually)	0.35% (pays annually)	2/18/50	(418,786)	(1)	(418,787)

40	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2020

Consolidated Portfolio of Investments — continued

Centrally Cleared Interest Rate Swaps (continued)

Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

EUR	16,000	Receives	6-month EURIBOR (pays semi-annually)	0.26% (pays annually)	2/25/50	$(1,796,809)	$4	$(1,796,805)

EUR	2,510	Receives	6-month EURIBOR (pays semi-annually)	0.21% (pays annually)	2/26/50	(235,609)	—	(235,609)

EUR	7,009	Receives	6-month EURIBOR (pays semi-annually)	0.12% (pays annually)	6/8/50	(445,249)	(6)	(445,255)

GBP	23,102	Receives	6-month GBP LIBOR (pays semi-annually)	1.49% (pays semi-annually)	2/28/29	(2,817,091)	—	(2,817,091)

GBP	26,040	Receives	6-month GBP LIBOR (pays semi-annually)	1.49% (pays semi-annually)	2/28/29	(3,176,775)	—	(3,176,775)

KRW	17,462,170	Receives	3-month KRW Certificate of Deposit Rate (pays quarterly)	0.92% (pays quarterly)	7/27/30	282,885	—	282,885

KRW	23,283,000	Receives	3-month KRW Certificate of Deposit Rate (pays quarterly)	0.92% (pays quarterly)	7/27/30	372,174	—	372,174

MXN	699,100	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	4.42% (pays monthly)	9/1/21	(9,217)	—	(9,217)

MXN	785,600	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	4.42% (pays monthly)	9/1/21	(10,358)	—	(10,358)

MXN	2,111,800	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	4.43% (pays monthly)	9/1/21	(19,443)	—	(19,443)

MXN	360,100	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	4.42% (pays monthly)	9/2/21	(4,659)	—	(4,659)

MXN	389,616	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	4.50% (pays monthly)	8/31/22	(15,163)	—	(15,163)

MXN	1,554,016	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	4.49% (pays monthly)	8/31/22	(64,514)	—	(64,514)

NZD	16,900	Receives	3-month NZD Bank Bill (pays quarterly)	3.13% (pays semi-annually)	1/9/28	(2,374,940)	—	(2,374,940)

NZD	39,000	Receives	3-month NZD Bank Bill (pays quarterly)	3.13% (pays semi-annually)	1/9/28	(5,485,449)	—	(5,485,449)

SGD	19,000	Pays	6-month Singapore Swap Offered Rate (pays semi-annually)	2.44% (pays semi-annually)	10/23/23	897,297	—	897,297

SGD	9,469	Pays	6-month Singapore Swap Offered Rate (pays semi-annually)	1.55% (pays semi-annually)	8/14/24	326,000	—	326,000

SGD	10,653	Pays	6-month Singapore Swap Offered Rate (pays semi-annually)	1.56% (pays semi-annually)	8/14/24	371,424	—	371,424

SGD	10,889	Pays	6-month Singapore Swap Offered Rate (pays semi-annually)	1.55% (pays semi-annually)	8/14/24	374,094	—	374,094

41	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2020

Consolidated Portfolio of Investments — continued

Centrally Cleared Interest Rate Swaps (continued)

Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

SGD	14,570	Pays	6-month Singapore Swap Offered Rate (pays semi-annually)	1.08% (pays semi-annually)	3/31/25	$313,632	$—	$313,632

SGD	24,900	Pays	6-month Singapore Swap Offered Rate (pays semi-annually)	1.06% (pays semi-annually)	3/31/25	519,684	—	519,684

SGD	72,840	Pays	6-month Singapore Swap Offered Rate (pays semi-annually)	1.07% (pays semi-annually)	3/31/25	1,551,245	—	1,551,245

SGD	46,100	Pays	6-month Singapore Swap Offered Rate (pays semi-annually)	0.52% (pays semi-annually)	8/21/25	98,996	—	98,996

USD	3,700	Receives	3-month USD-LIBOR (pays quarterly)	0.52% (pays semi-annually)	3/19/23	(24,088)	—	(24,088)

USD	665	Receives	3-month USD-LIBOR (pays quarterly)	0.46% (pays semi-annually)	4/1/23	(3,430)	—	(3,430)

USD	2,300	Receives	3-month USD-LIBOR (pays quarterly)	0.47% (pays semi-annually)	4/3/23	(11,895)	—	(11,895)

USD	1,688	Receives	3-month USD-LIBOR (pays quarterly)	2.22% (pays semi-annually)	3/28/24	(112,276)	—	(112,276)

USD	5,290	Receives	3-month USD-LIBOR (pays quarterly)	2.37% (pays semi-annually)	4/3/24	(379,844)	—	(379,844)

USD	186	Receives	3-month USD-LIBOR (pays quarterly)	1.75% (pays semi-annually)	7/5/24	(10,671)	—	(10,671)

USD	885	Receives	3-month USD-LIBOR (pays quarterly)	1.84% (pays semi-annually)	7/11/24	(53,923)	—	(53,923)

USD	350	Receives	3-month USD-LIBOR (pays quarterly)	1.80% (pays semi-annually)	7/22/24	(20,821)	—	(20,821)

USD	750	Receives	3-month USD-LIBOR (pays quarterly)	1.40% (pays semi-annually)	8/23/24	(31,922)	—	(31,922)

USD	1,500	Receives	3-month USD-LIBOR (pays quarterly)	1.64% (pays semi-annually)	11/7/24	(88,117)	—	(88,117)

USD	836	Receives	3-month USD-LIBOR (pays quarterly)	1.55% (pays semi-annually)	11/27/24	(45,588)	—	(45,588)

USD	3,880	Receives	3-month USD-LIBOR (pays quarterly)	1.59% (pays semi-annually)	1/23/25	(215,844)	—	(215,844)

42	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2020

Consolidated Portfolio of Investments — continued

Centrally Cleared Interest Rate Swaps (continued)

Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

USD	4,760	Receives	3-month USD-LIBOR (pays quarterly)	1.60% (pays semi-annually)	1/23/25	$(266,765)	$—	$(266,765)

USD	775	Receives	3-month USD-LIBOR (pays quarterly)	1.49% (pays semi-annually)	1/28/25	(39,495)	—	(39,495)

USD	2,344	Receives	3-month USD-LIBOR (pays quarterly)	1.46% (pays semi-annually)	1/30/25	(116,695)	—	(116,695)

USD	4,650	Receives	3-month USD-LIBOR (pays quarterly)	1.41% (pays semi-annually)	2/3/25	(217,459)	—	(217,459)

USD	780	Receives	3-month USD-LIBOR (pays quarterly)	1.44% (pays semi-annually)	2/18/25	(37,119)	—	(37,119)

USD	1,500	Receives	3-month USD-LIBOR (pays quarterly)	1.16% (pays semi-annually)	2/28/25	(52,832)	—	(52,832)

USD	740	Receives	3-month USD-LIBOR (pays quarterly)	0.83% (pays semi-annually)	3/5/25	(14,877)	—	(14,877)

USD	14,720	Pays	3-month USD-LIBOR (pays quarterly)	0.71% (pays semi-annually)	3/20/25	214,341	—	214,341

USD	3,000	Receives	3-month USD-LIBOR (pays quarterly)	0.58% (pays semi-annually)	4/15/25	(24,668)	—	(24,668)

USD	1,940	Receives	3-month USD-LIBOR (pays quarterly)	0.43% (pays semi-annually)	4/30/25	(2,421)	—	(2,421)

USD	5,975	Receives	3-month USD-LIBOR (pays quarterly)	0.33% (pays semi-annually)	5/12/25	12,791	—	12,791

USD	600	Receives	3-month USD-LIBOR (pays quarterly)	0.33% (pays semi-annually)	5/18/25	1,356	—	1,356

USD	1,990	Receives	3-month USD-LIBOR (pays quarterly)	0.43% (pays semi-annually)	6/12/25	(3,969)	—	(3,969)

USD	7,257	Receives	3-month USD-LIBOR (pays quarterly)	0.39% (pays semi-annually)	6/19/25	(526)	—	(526)

USD	2,580	Receives	3-month USD-LIBOR (pays quarterly)	0.32% (pays semi-annually)	7/14/25	9,942	—	9,942

USD	760	Receives	3-month USD-LIBOR (pays quarterly)	0.33% (pays semi-annually)	7/15/25	2,560	—	2,560

43	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2020

Consolidated Portfolio of Investments — continued

Centrally Cleared Interest Rate Swaps (continued)

Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

USD	33,064	Receives	3-month USD-LIBOR (pays quarterly)	1.74% (pays semi-annually)	12/16/26	$(2,589,008)	$—	$(2,589,008)

USD	32,860	Pays	3-month USD-LIBOR (pays quarterly)	0.84% (pays semi-annually)	3/20/27	558,662	—	558,662

USD	3,277	Receives	3-month USD-LIBOR (pays quarterly)	0.76% (pays semi-annually)	3/27/30	24,529	—	24,529

USD	2,373	Receives	3-month USD-LIBOR (pays quarterly)	0.76% (pays semi-annually)	3/30/30	18,992	—	18,992

USD	1,886	Receives	3-month USD-LIBOR (pays quarterly)	0.80% (pays semi-annually)	4/15/30	8,592	—	8,592

USD	5,602	Receives	3-month USD-LIBOR (pays quarterly)	0.60% (pays semi-annually)	5/12/30	119,706	—	119,706

USD	2,316	Receives	3-month USD-LIBOR (pays quarterly)	0.67% (pays semi-annually)	5/26/30	36,315	—	36,315

USD	1,330	Receives	3-month USD-LIBOR (pays quarterly)	0.67% (pays semi-annually)	5/29/30	20,998	—	20,998

USD	1,516	Receives	3-month USD-LIBOR (pays quarterly)	0.69% (pays semi-annually)	6/1/30	20,001	—	20,001

USD	1,007	Receives	3-month USD-LIBOR (pays quarterly)	0.66% (pays semi-annually)	6/2/30	16,845	—	16,845

USD	14,560	Receives	3-month USD-LIBOR (pays quarterly)	0.76% (pays semi-annually)	6/5/30	108,212	—	108,212

USD	4,475	Receives	3-month USD-LIBOR (pays quarterly)	0.80% (pays semi-annually)	6/11/30	16,338	—	16,338

USD	597	Receives	3-month USD-LIBOR (pays quarterly)	0.77% (pays semi-annually)	6/12/30	3,459	—	3,459

USD	3,281	Receives	3-month USD-LIBOR (pays quarterly)	0.69% (pays semi-annually)	6/16/30	45,610	—	45,610

USD	1,411	Receives	3-month USD-LIBOR (pays quarterly)	0.74% (pays semi-annually)	6/18/30	13,330	—	13,330

USD	4,394	Receives	3-month USD-LIBOR (pays quarterly)	0.72% (pays semi-annually)	6/19/30	50,655	—	50,655

USD	10,808	Receives	3-month USD-LIBOR (pays quarterly)	0.72% (pays semi-annually)	6/19/30	117,704	—	117,704

44	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2020

Consolidated Portfolio of Investments — continued

Centrally Cleared Interest Rate Swaps (continued)

Notional Amount (000’s omitted)			Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

USD	1,350		Receives	3-month USD-LIBOR (pays quarterly)	0.68% (pays semi-annually)	6/23/30	$21,236	$—	$21,236

USD	3,600		Receives	3-month USD-LIBOR (pays quarterly)	0.67% (pays semi-annually)	6/26/30	58,656	—	58,656

USD	4,127		Receives	3-month USD-LIBOR (pays quarterly)	0.69% (pays semi-annually)	6/26/30	60,085	—	60,085

USD	1,311		Receives	3-month USD-LIBOR (pays quarterly)	0.64% (pays semi-annually)	6/30/30	26,122	—	26,122

USD	3,250		Receives	3-month USD-LIBOR (pays quarterly)	0.62% (pays semi-annually)	7/1/30	70,068	—	70,068

USD	0	(1)	Receives	3-month USD-LIBOR (pays quarterly)	2.50% (pays semi-annually)	6/15/46	(40)	11	(29)

USD	8,500		Receives	3-month USD-LIBOR (pays quarterly)	2.75% (pays semi-annually)	9/21/46	(2,843,628)	1,419,077	(1,424,551)

USD	8,500		Pays	3-month USD-LIBOR (pays quarterly)	2.75% (pays semi-annually)	9/21/46	2,843,677	(1,566,748)	1,276,929

USD	1,226		Receives	3-month USD-LIBOR (pays quarterly)	1.70% (pays semi-annually)	8/27/49	(123,263)	—	(123,263)

USD	300		Receives	3-month USD-LIBOR (pays quarterly)	1.58% (pays semi-annually)	9/3/49	(20,819)	—	(20,819)

USD	3,590		Receives	3-month USD-LIBOR (pays quarterly)	1.65% (pays semi-annually)	9/9/49	(311,368)	—	(311,368)

USD	2,390		Receives	3-month USD-LIBOR (pays quarterly)	1.70% (pays semi-annually)	9/12/49	(236,156)	—	(236,156)

USD	700		Receives	3-month USD-LIBOR (pays quarterly)	1.82% (pays semi-annually)	9/20/49	(91,586)	—	(91,586)

USD	1,085		Receives	3-month USD-LIBOR (pays quarterly)	1.97% (pays semi-annually)	11/15/49	(189,168)	—	(189,168)

USD	4,700		Receives	3-month USD-LIBOR (pays quarterly)	1.91% (pays semi-annually)	11/18/49	(743,289)	—	(743,289)

USD	100		Receives	3-month USD-LIBOR (pays quarterly)	1.81% (pays semi-annually)	11/22/49	(13,387)	—	(13,387)

USD	1,500		Receives	3-month USD-LIBOR (pays quarterly)	1.83% (pays semi-annually)	11/22/49	(207,788)	—	(207,788)

45	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2020

Consolidated Portfolio of Investments — continued

Centrally Cleared Interest Rate Swaps (continued)

Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

USD	100	Receives	3-month USD-LIBOR (pays quarterly)	1.84% (pays semi-annually)	11/25/49	$(14,222)	$—	$(14,222)

USD	450	Receives	3-month USD-LIBOR (pays quarterly)	1.85% (pays semi-annually)	11/25/49	(64,057)	—	(64,057)

USD	3,150	Receives	3-month USD-LIBOR (pays quarterly)	1.85% (pays semi-annually)	11/25/49	(448,397)	—	(448,397)

USD	100	Receives	3-month USD-LIBOR (pays quarterly)	1.84% (pays semi-annually)	11/26/49	(13,986)	—	(13,986)

USD	568	Receives	3-month USD-LIBOR (pays quarterly)	1.81% (pays semi-annually)	12/6/49	(73,247)	—	(73,247)

USD	4,060	Receives	3-month USD-LIBOR (pays quarterly)	1.82% (pays semi-annually)	12/6/49	(528,905)	—	(528,905)

USD	770	Receives	3-month USD-LIBOR (pays quarterly)	1.94% (pays semi-annually)	12/11/49	(127,036)	—	(127,036)

USD	770	Receives	3-month USD-LIBOR (pays quarterly)	1.93% (pays semi-annually)	12/12/49	(126,214)	—	(126,214)

USD	1,063	Receives	3-month USD-LIBOR (pays quarterly)	1.90% (pays semi-annually)	1/8/50	(164,029)	—	(164,029)

USD	466	Receives	3-month USD-LIBOR (pays quarterly)	1.94% (pays semi-annually)	1/9/50	(76,580)	—	(76,580)

USD	2,805	Pays	3-month USD-LIBOR (pays quarterly)	0.62% (pays semi-annually)	3/11/50	(497,917)	—	(497,917)

USD	2,805	Pays	3-month USD-LIBOR (pays quarterly)	0.58% (pays semi-annually)	3/11/50	(528,620)	—	(528,620)

USD	4,680	Pays	3-month USD-LIBOR (pays quarterly)	0.97% (pays semi-annually)	3/20/50	(416,588)	—	(416,588)

USD	3,430	Receives	3-month USD-LIBOR (pays quarterly)	0.83% (pays semi-annually)	4/29/50	427,527	—	427,527

USD	1,320	Receives	3-month USD-LIBOR (pays quarterly)	0.93% (pays semi-annually)	6/15/50	128,585	—	128,585

USD	800	Receives	3-month USD-LIBOR (pays quarterly)	0.97% (pays semi-annually)	6/16/50	68,708	—	68,708

Total						$(28,318,019)	$43,467	$(28,274,552)

(1)	Notional amount is less than USD 500.

46	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2020

Consolidated Portfolio of Investments — continued

Centrally Cleared Credit Default Swaps — Sell Protection

Reference Entity	Notional Amount* (000’s omitted)	Contract Annual Fixed Rate**	Termination Date	Current Market Annual Fixed Rate***	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

Brazil	$27,265	1.00% (pays quarterly)(1)	12/20/25	2.15%	$(1,510,000)	$1,909,873	$399,873

Chile	24,408	1.00% (pays quarterly)(1)	12/20/25	0.57	562,566	(370,618)	191,948

Colombia	25,681	1.00% (pays quarterly)(1)	12/20/25	1.26	(301,888)	681,498	379,610

Mexico	25,681	1.00% (pays quarterly)(1)	12/20/25	1.28	(330,178)	749,125	418,947

Peru	24,568	1.00% (pays quarterly)(1)	12/20/25	0.60	527,742	(197,748)	329,994

South Africa	3,290	1.00% (pays quarterly)(1)	6/20/21	0.90	5,947	62,539	68,486

Turkey	40,966	1.00% (pays quarterly)(1)	6/20/21	3.90	(707,864)	1,101,495	393,631

Turkey	7,810	1.00% (pays quarterly)(1)	12/20/21	4.74	(317,977)	348,641	30,664

Total	$179,669				$(2,071,652)	$4,284,805	$2,213,153

Centrally Cleared Credit Default Swaps — Buy Protection

Reference Entity	Notional Amount (000’s omitted)	Contract Annual Fixed Rate**	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

Malaysia	$89,753	1.00% (pays quarterly)(1)	12/20/25	$(2,512,428)	$2,227,243	$(285,185)

Markit CDX Emerging Markets Index (CDX.EM.31.V2)	2,820	1.00% (pays quarterly)(1)	6/20/24	46,370	(60,023)	(13,653)

Qatar	119,079	1.00% (pays quarterly)(1)	12/20/22	(2,191,245)	2,708	(2,188,537)

Qatar	12,396	1.00% (pays quarterly)(1)	12/20/23	(303,562)	71,729	(231,833)

Qatar	8,250	1.00% (pays quarterly)(1)	12/20/25	(218,327)	214,112	(4,215)

Russia	73,003	1.00% (pays quarterly)(1)	12/20/25	112,400	(482,602)	(370,202)

Saudi Arabia	24,167	1.00% (pays quarterly)(1)	12/20/25	(168,640)	144,833	(23,807)

South Africa	32,140	1.00% (pays quarterly)(1)	9/20/22	409,667	183,503	593,170

Turkey	86,108	1.00% (pays quarterly)(1)	12/20/25	16,872,860	(15,601,429)	1,271,431

Total				$12,047,095	$(13,299,926)	$(1,252,831)

47	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2020

Consolidated Portfolio of Investments — continued

Credit Default Swaps — Sell Protection

Reference Entity	Counterparty	Notional Amount* (000’s omitted)	Contract Annual Fixed Rate**	Termination Date	Current Market Annual Fixed Rate***	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

Vietnam	Barclays Bank PLC	$3,300	1.00% (pays quarterly)(1)	12/20/25	1.27%	$(40,617)	$43,249	$2,632

Vietnam	Goldman Sachs International	3,100	1.00% (pays quarterly)(1)	12/20/25	1.27	(38,155)	41,004	2,849

Vietnam	Nomura International PLC	1,500	1.00% (pays quarterly)(1)	12/20/25	1.27	(18,462)	18,571	109

Total		$7,900				$(97,234)	$102,824	$5,590

Credit Default Swaps — Buy Protection

Reference Entity	Counterparty	Notional Amount (000’s omitted)	Contract Annual Fixed Rate**	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

Dubai	Barclays Bank PLC	$5,058	1.00% (pays quarterly)(1)	12/20/24	$55,538	$(69,565)	$(14,027)

Dubai	Barclays Bank PLC	3,357	1.00% (pays quarterly)(1)	12/20/24	36,817	(46,130)	(9,313)

Oman	Bank of America, N.A.	20,851	1.00% (pays quarterly)(1)	6/20/22	963,219	(339,977)	623,242

Oman	Bank of America, N.A.	16,680	1.00% (pays quarterly)(1)	12/20/22	1,051,780	(383,421)	668,359

Qatar	Goldman Sachs International	9,740	1.00% (pays quarterly)(1)	12/20/20	(23,499)	(4,200)	(27,699)

Qatar	Goldman Sachs International	1,660	1.00% (pays quarterly)(1)	12/20/20	(4,005)	(1,052)	(5,057)

Qatar	Goldman Sachs International	10	1.00% (pays quarterly)(1)	12/20/20	(24)	(3)	(27)

Qatar	Goldman Sachs International	3,700	1.00% (pays quarterly)(1)	12/20/23	(90,608)	(3,962)	(94,570)

Qatar	Goldman Sachs International	3,090	1.00% (pays quarterly)(1)	9/20/24	(82,001)	1,028	(80,973)

Qatar	Nomura International PLC	9,620	1.00% (pays quarterly)(1)	9/20/24	(255,292)	12,811	(242,481)

Saudi Arabia	Barclays Bank PLC	47,716	1.00% (pays quarterly)(1)	12/20/30	1,537,460	(1,616,764)	(79,304)

Saudi Arabia	Goldman Sachs International	6,273	1.00% (pays quarterly)(1)	12/20/30	202,421	(197,699)	4,722

Saudi Arabia	Goldman Sachs International	1,575	1.00% (pays quarterly)(1)	12/20/30	50,736	(59,639)	(8,903)

South Africa	Bank of America, N.A.	29,280	1.00% (pays quarterly)(1)	9/20/22	373,213	(390,819)	(17,606)

South Africa	Bank of America, N.A.	20,830	1.00% (pays quarterly)(1)	9/20/22	265,506	(307,915)	(42,409)

48	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2020

Consolidated Portfolio of Investments — continued

Credit Default Swaps — Buy Protection (continued)

Reference Entity	Counterparty	Notional Amount (000’s omitted)	Contract Annual Fixed Rate**	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

South Africa	Bank of America, N.A.	$19,900	1.00% (pays quarterly)(1)	9/20/22	$253,652	$(370,118)	$(116,466)

South Africa	Bank of America, N.A.	16,100	1.00% (pays quarterly)(1)	9/20/22	205,216	(227,233)	(22,017)

South Africa	Goldman Sachs International	10,690	1.00% (pays quarterly)(1)	9/20/22	136,258	(192,320)	(56,062)

South Africa	Goldman Sachs International	8,022	1.00% (pays quarterly)(1)	12/20/22	133,104	(166,200)	(33,096)

South Africa	Goldman Sachs International	16,600	1.00% (pays quarterly)(1)	12/20/28	2,581,903	(1,869,819)	712,084

South Africa	Goldman Sachs International	11,190	1.00% (pays quarterly)(1)	12/20/30	2,166,277	(2,279,646)	(113,369)

South Africa	Goldman Sachs International	11,190	1.00% (pays quarterly)(1)	12/20/30	2,165,345	(2,406,917)	(241,572)

South Africa	Goldman Sachs International	10,230	1.00% (pays quarterly)(1)	12/20/30	1,979,578	(2,253,392)	(273,814)

South Africa	Goldman Sachs International	7,990	1.00% (pays quarterly)(1)	12/20/30	1,546,122	(1,668,664)	(122,542)

South Africa	HSBC Bank USA, N.A.	7,300	1.00% (pays quarterly)(1)	12/20/22	121,124	(145,239)	(24,115)

South Africa	HSBC Bank USA, N.A.	23,540	1.00% (pays quarterly)(1)	6/20/29	3,895,407	(2,568,697)	1,326,710

South Africa	Nomura International PLC	7,068	1.00% (pays quarterly)(1)	12/20/22	117,275	(144,115)	(26,840)

Ukraine	Barclays Bank PLC	35,369	5.00% (pays quarterly)(1)	12/20/25	1,348,752	(1,032,286)	316,466

Ukraine	JPMorgan Chase Bank, N.A.	20,000	5.00% (pays quarterly)(1)	12/20/25	762,671	(554,486)	208,185

Total					$21,493,945	$(19,286,439)	$2,207,506

*

If the Portfolio is the seller of credit protection, the notional amount is the maximum potential amount of future payments the Portfolio could be required to make if a credit event, as defined in the credit default swap agreement, were to occur. At October 31, 2020, such maximum potential amount for all open credit default swaps in which the Portfolio is the seller was $187,569,000.

**

The contract annual fixed rate represents the fixed rate of interest received by the Portfolio (as a seller of protection) or paid by the Portfolio (as a buyer of protection) on the notional amount of the credit default swap contract.

***

Current market annual fixed rates, utilized in determining the net unrealized appreciation or depreciation as of period end, serve as an indicator of the market’s perception of the current status of the payment/performance risk associated with the credit derivative. The current market annual fixed rate of a particular reference entity reflects the cost, as quoted by the pricing vendor, of selling protection against default of that entity as of period end and may include upfront payments required to be made to enter into the agreement. The higher the fixed rate, the greater the market perceived risk of a credit event involving the reference entity. A rate identified as “Defaulted” indicates a credit event has occurred for the reference entity.

(1)	Upfront payment is exchanged with the counterparty as a result of the standardized trading coupon.

49	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2020

Consolidated Portfolio of Investments — continued

Total Return Swaps

Counterparty	Notional Amount (000’s omitted)		Portfolio Receives	Portfolio Pays	Termination Date	Value/ Unrealized Appreciation (Depreciation)

Citibank, N.A.	USD	44,600	Excess Return on Bloomberg Commodity 4 Month Forward Index (pays upon termination)	Excess Return on Bloomberg Commodity Index + 0.24% (pays upon termination)	12/17/20	$7,523

Citibank, N.A.	USD	38,200	Excess Return on Bloomberg Commodity 5 Month Forward Index (pays upon termination)	Excess Return on Bloomberg Commodity Index + 0.25% (pays upon termination)	12/17/20	18,866

Citibank, N.A.	USD	35,100	Excess Return on Bloomberg Commodity 6 Month Forward Index (pays upon termination)	Excess Return on Bloomberg Commodity Index + 0.26% (pays upon termination)	12/17/20	52,879

Citibank, N.A.	USD	15,480	Notional Amount (pays upon termination)	Value of 80 Gold 100 oz. Feb. 2021 futures contracts (pays upon termination)	1/29/21	382,400

Citibank, N.A.	USD	6,243	Notional Amount (pays upon termination)	Value of 32 Gold 100 oz. Feb. 2021 futures contracts (pays upon termination)	1/29/21	204,160

Citibank, N.A.	USD	15,640	Notional Amount (pays upon termination)	Value of 80 Gold 100 oz. Feb. 2021 futures contracts (pays upon termination)	1/29/21	542,400

Citibank, N.A.	USD	15,816	Notional Amount (pays upon termination)	Value of 80 Gold 100 oz. Feb. 2021 futures contracts (pays upon termination)	1/29/21	718,400

Citibank, N.A.	USD	6,314	Notional Amount (pays upon termination)	Value of 32 Gold 100 oz. Feb. 2021 futures contracts (pays upon termination)	1/29/21	274,560

Citibank, N.A.	USD	9,514	Notional Amount (pays upon termination)	Value of 48 Gold 100 oz. Feb. 2021 futures contracts (pays upon termination)	1/29/21	455,040

JPMorgan Chase Bank, N.A.	CNY	67,655	Total Return on Shenzhen Stock Exchange Composite Index (pays upon termination)	3-month USD-LIBOR minus 14.00% on $10,079,542 (pays quarterly)	4/16/21	(264,971)

UBS AG	CNY	37,584	Total Return on Shenzhen Stock Exchange Composite Index (pays upon termination)	3-month USD-LIBOR minus 11.00% on $5,407,827 (pays upon termination)	2/12/21	84,441

						$2,475,698

50	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2020

Consolidated Portfolio of Investments — continued

Cross-Currency Swaps

Counterparty	Portfolio Receives Fixed Rate on Notional Amount (000’s omitted)		Portfolio Pays Floating Rate on Notional Amount (000’s omitted)		Floating Rate	Annual Fixed Rate	Termination Date	Value/Unrealized Appreciation (Depreciation)

Goldman Sachs International	CLF	428	CLP	12,285,939	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	(0.62)% (pays semi-annually)	5/11/25	$605,932

Goldman Sachs International	CLF	214	CLP	6,143,584	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	(0.74)% (pays semi-annually)	5/13/25	252,110

Goldman Sachs International	CLF	214	CLP	6,143,584	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	(0.86)% (pays semi-annually)	5/14/25	201,799

Goldman Sachs International	CLF	428	CLP	12,287,167	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	(0.93)% (pays semi-annually)	5/15/25	340,849

Goldman Sachs International	CLF	615	CLP	17,671,170	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	(1.09)% (pays semi-annually)	5/19/25	298,669

								$1,699,359
Abbreviations:

ADR	–	American Depositary Receipt

CMT	–	Constant Maturity Treasury

COF	–	Cost of Funds 11th District

EURIBOR	–	Euro Interbank Offered Rate

GDP	–	Gross Domestic Product

LIBOR	–	London Interbank Offered Rate

Currency Abbreviations:

AED	–	United Arab Emirates Dirham

AUD	–	Australian Dollar

BHD	–	Bahraini Dinar

BRL	–	Brazilian Real

CAD	–	Canadian Dollar

CHF	–	Swiss Franc

CLF	–	Chilean Unidad de Fomento

CLP	–	Chilean Peso

CNH	–	Yuan Renminbi Offshore

CNY	–	Yuan Renminbi

COP	–	Colombian Peso

CRC	–	Costa Rican Colon

EGP	–	Egyptian Pound

EUR	–	Euro

GBP	–	British Pound Sterling

GEL	–	Georgian Lari

GHS	–	Ghanaian Cedi

IDR	–	Indonesian Rupiah

INR	–	Indian Rupee

ISK	–	Icelandic Krona

JPY	–	Japanese Yen

KES	–	Kenyan Shilling

KRW	–	South Korean Won

MXN	–	Mexican Peso

MYR	–	Malaysian Ringgit

NOK	–	Norwegian Krone

NZD	–	New Zealand Dollar

OMR	–	Omani Rial

PEN	–	Peruvian Sol

PHP	–	Philippine Peso

RSD	–	Serbian Dinar

RUB	–	Russian Ruble

SAR	–	Saudi Riyal

SGD	–	Singapore Dollar

THB	–	Thai Baht

TRY	–	New Turkish Lira

UAH	–	Ukrainian Hryvnia

USD	–	United States Dollar

UYU	–	Uruguayan Peso

UZS	–	Uzbekistani Som

ZAR	–	South African Rand

51	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2020

Consolidated Statement of Assets and Liabilities

Assets	October 31, 2020

Unaffiliated investments, at value (identified cost, $2,435,553,032)	$2,443,122,460

Affiliated investment, at value (identified cost, $490,395,037)	490,405,962

Cash	46,862,946

Deposits for derivatives collateral —

Futures contracts	906,870

Centrally cleared derivatives	105,791,877

OTC derivatives	14,172,000

Foreign currency, at value (identified cost, $22,980,996)	22,949,039

Interest and dividends receivable	37,685,986

Dividends receivable from affiliated investment	57,059

Receivable for investments sold	20,644,641

Receivable for variation margin on open centrally cleared derivatives	2,582,964

Receivable for open forward foreign currency exchange contracts	28,412,805

Receivable for open swap contracts	8,305,386

Receivable for closed swap contracts	171,467

Upfront payments on open non-centrally cleared swap contracts	19,300,278

Total assets	$3,241,371,740

Liabilities

Cash collateral due to brokers	$14,172,000

Payable for investments purchased	16,268,638

Payable for securities sold short, at value (proceeds, $12,025,557)	8,639,152

Payable for variation margin on open futures contracts	7,858

Payable for open forward commodity contracts	2,375,840

Payable for open forward foreign currency exchange contracts	28,480,112

Payable for open swap contracts	1,917,233

Payable for closed swap contracts	190,902

Upfront receipts on open non-centrally cleared swap contracts	116,663

Payable to affiliates:

Investment adviser fee	1,504,689

Trustees’ fees	9,223

Interest payable on securities sold short	148,750

Accrued foreign capital gains taxes	537,406

Accrued expenses	1,274,312

Total liabilities	$75,642,778

Net Assets applicable to investors’ interest in Portfolio	$3,165,728,962

52	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2020

Consolidated Statement of Operations

Investment Income	Year Ended October 31, 2020

Interest (net of foreign taxes, $3,889,993)	$165,228,178

Dividends (net of foreign taxes, $136,752)	1,357,107

Dividends from affiliated investment	5,388,610

Total investment income	$171,973,895

Expenses

Investment adviser fee	$18,433,760

Trustees’ fees and expenses	108,500

Custodian fee	2,663,015

Legal and accounting services	180,209

Interest expense and fees	121,638

Interest and dividend expense on securities sold short	164,577

Miscellaneous	140,208

Total expenses	$21,811,907

Net investment income	$150,161,988

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —

Investment transactions (net of foreign capital gains taxes of $677,383)	$(30,756,859)

Investment transactions — affiliated investment	65,928

Futures contracts	16,002,460

Swap contracts	941,772

Foreign currency transactions	(6,655,252)

Forward foreign currency exchange contracts	381,568

Non-deliverable bond forward contracts	1,919,698

Net realized loss	$(18,100,685)

Change in unrealized appreciation (depreciation) —

Investments (including net increase in accrued foreign capital gains taxes of $384,551)	$(56,775,964)

Investments — affiliated investment	(47,539)

Securities sold short	3,386,405

Futures contracts	(2,447,342)

Swap contracts	29,168,910

Forward commodity contracts	(2,375,840)

Foreign currency	730,138

Forward foreign currency exchange contracts	17,782,434

Net change in unrealized appreciation (depreciation)	$(10,578,798)

Net realized and unrealized loss	$(28,679,483)

Net increase in net assets from operations	$121,482,505

53	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2020

Consolidated Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2020	2019

From operations —

Net investment income	$150,161,988	$214,359,937

Net realized loss	(18,100,685)	(116,195,606)

Net change in unrealized appreciation (depreciation)	(10,578,798)	141,778,557

Net increase in net assets from operations	$121,482,505	$239,942,888

Capital transactions —

Contributions	$163,502,210	$146,704,921

Withdrawals	(678,982,536)	(1,691,439,864)

Net decrease in net assets from capital transactions	$(515,480,326)	$(1,544,734,943)

Net decrease in net assets	$(393,997,821)	$(1,304,792,055)

Net Assets

At beginning of year	$3,559,726,783	$4,864,518,838

At end of year	$3,165,728,962	$3,559,726,783

54	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2020

Consolidated Financial Highlights

	Year Ended October 31,
Ratios/Supplemental Data	2020	2019	2018	2017	2016

Ratios (as a percentage of average daily net assets):

Expenses(1)	0.66%	0.65%	0.70%	0.64%	0.64%

Net investment income	4.53%	5.41%	4.64%	4.14%	4.54%

Portfolio Turnover	81%	61%	78%	74%	65%

Total Return	4.03%	6.56%	(2.60)%	3.93%	5.06	%(2)

Net assets, end of year (000’s omitted)	$3,165,729	$3,559,727	$4,864,519	$5,484,065	$5,412,097

(1)

Includes interest and dividend expense, including on securities sold short and/or reverse repurchase agreements if applicable, of 0.01%, 0.01%, 0.04%, 0.03% and 0.03% of average daily net assets for the years ended October 31, 2020, 2019, 2018, 2017 and 2016, respectively.

(2)

During the year ended October 31, 2016, the investment adviser reimbursed the Portfolio for a net loss realized on the disposal of an investment which did not meet the Portfolio’s investment guidelines. The reimbursement had no effect on total return for the year ended October 31, 2016.

55	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2020

Notes to Consolidated Financial Statements

1  Significant Accounting Policies

Global Macro Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a non-diversified, open-end management investment company. The Portfolio’s investment objective is total return. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2020, Eaton Vance Global Macro Absolute Return Fund held an interest of 99.9%, in the Portfolio.

The Portfolio seeks to gain exposure to the commodity markets, in whole or in part, through investments in Eaton Vance GMP Commodity Subsidiary, Ltd. (the Subsidiary), a wholly-owned subsidiary of the Portfolio organized under the laws of the Cayman Islands with the same objective and investment policies and restrictions as the Portfolio. The Portfolio may invest up to 25% of its total assets in the Subsidiary. The net assets of the Subsidiary at October 31, 2020 were $34,200,351 or 1.1% of the Portfolio’s consolidated net assets. The accompanying consolidated financial statements include the accounts of the Subsidiary. Intercompany balances and transactions have been eliminated in consolidation.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices.

Derivatives. Financial and commodities futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded, with adjustments for fair valuation for certain foreign financial futures contracts as described below. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average ask prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service. Forward commodity contracts are generally valued at the price provided by the exchange on which they are traded or if unavailable, by a third party pricing service based on an interpolation of the forward rates. Swaps are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract, and in the case of credit default swaps, based on credit spread quotations obtained from broker/dealers and expected default recovery rates determined by the pricing service using proprietary models. In the case of total return swaps, the pricing service valuations are based on the value of the underlying index or instrument and reference interest rate. Future cash flows on swaps are discounted to their present value using swap rates provided by electronic data services or by broker/dealers.

Foreign Securities, Financial Futures Contracts and Currencies. Foreign securities, financial futures contracts and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities and certain exchange-traded foreign financial futures contracts generally is determined as of the close of trading on the principal exchange on which such securities and contracts trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities and certain foreign financial futures contracts to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities and foreign financial futures contracts that meet certain criteria, the Portfolio’s Trustees have approved the use of a fair value service that values such securities and foreign financial futures contracts to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities and foreign financial futures contracts.

Affiliated Fund. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

56

Global Macro Portfolio

October 31, 2020

Notes to Consolidated Financial Statements — continued

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Inflation adjustments to the principal amount of inflation-adjusted bonds and notes are reflected as interest income. Deflation adjustments to the principal amount of an inflation-adjusted bond or note are reflected as reductions to interest income to the extent of interest income previously recorded on such bond or note. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign interest, dividends and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. In consideration of recent decisions rendered by European courts, the Portfolio has filed additional tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. Due to the uncertainty as to the ultimate resolution of these proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment, no amounts are reflected in the financial statements for such outstanding reclaims.

D  Federal and Other Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.

In addition to the requirements of the Internal Revenue Code, the Portfolio may also be subject to local taxes on the recognition of capital gains in certain countries. In determining the daily net asset value, the Portfolio estimates the accrual for such taxes, if any, based on the unrealized appreciation on certain portfolio securities and the related tax rates. Taxes attributable to unrealized appreciation are included in the change in unrealized appreciation (depreciation) on investments. Capital gains taxes on securities sold are included in net realized gain (loss) on investments.

The Subsidiary is treated as a controlled foreign corporation under the Internal Revenue Code and is not expected to be subject to U.S. federal income tax. The Portfolio is treated as a U.S. shareholder of the Subsidiary. As a result, the Portfolio is required to include in gross income for U.S. federal tax purposes all of the Subsidiary’s income, whether or not such income is distributed by the Subsidiary. If a net loss is realized by the Subsidiary, such loss is not generally available to offset the income earned by the Portfolio.

As of October 31, 2020, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

F  Unfunded Loan Commitments — The Portfolio may enter into certain loan agreements all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are disclosed in the accompanying Consolidated Portfolio of Investments.

G  Use of Estimates — The preparation of the consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could

57

Global Macro Portfolio

October 31, 2020

Notes to Consolidated Financial Statements — continued

be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

I  Financial and Commodities Futures Contracts — Upon entering into a financial or commodities futures contract, the Portfolio is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Portfolio each business day, depending on the daily fluctuations in the value of the underlying security, index or commodity and are recorded as unrealized gains or losses by the Portfolio. Gains (losses) are realized upon the expiration or closing of the financial or commodities futures contracts. Should market conditions change unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial or commodities futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

J  Forward Foreign Currency Exchange, Non-Deliverable Bond Forward and Forward Commodity Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. While forward foreign currency exchange contracts are privately negotiated agreements between the Portfolio and a counterparty, certain contracts may be “centrally cleared”, whereby all payments made or received by the Portfolio pursuant to the contract are with a central clearing party (CCP) rather than the original counterparty. The CCP guarantees the performance of the original parties to the contract. Upon entering into centrally cleared contracts, the Portfolio is required to deposit with the CCP, either in cash or securities, an amount of initial margin determined by the CCP, which is subject to adjustment. For centrally cleared contracts, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. The Portfolio may also enter into non-deliverable bond forward contracts for the purchase or sale of a bond denominated in a non-deliverable foreign currency at a fixed price on a future date. For non-deliverable bond forward contracts, unrealized gains and losses, based on changes in the value of the contract, and realized gains and losses are accounted for as described above. Unrealized and realized gains and losses on forward commodity contracts, which are entered into for the purchase or sale of a specific commodity at a fixed price on a future date, are accounted for as described above. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and, in the case of forward foreign currency exchange contracts, from movements in the value of a foreign currency relative to the U.S. dollar. In the case of centrally cleared contracts, counterparty risk is minimal due to protections provided by the CCP.

K  Purchased Options — Upon the purchase of a call or put option, the premium paid by the Portfolio is included in the Consolidated Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Portfolio’s policies on investment valuations discussed above. As the purchaser of an index option, the Portfolio has the right to receive a cash payment equal to any depreciation in the value of the index below the exercise price of the option (in the case of a put) or equal to any appreciation in the value of the index over the exercise price of the option (in the case of a call) as of the valuation date of the option. If an option which the Portfolio had purchased expires on the stipulated expiration date, the Portfolio will realize a loss in the amount of the cost of the option. If the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Portfolio exercises a put option on a security, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Portfolio exercises a call option on a security, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid. Purchased options traded over-the-counter involve risk that the issuer or counterparty will fail to perform its contractual obligations.

L  Interest Rate Swaps — Swap contracts are privately negotiated agreements between the Portfolio and a counterparty. Certain swap contracts may be centrally cleared. Pursuant to interest rate swap agreements, the Portfolio either makes floating-rate payments to the counterparty (or CCP in the case of centrally cleared swaps) based on a benchmark interest rate in exchange for fixed-rate payments or the Portfolio makes fixed-rate payments to the counterparty (or CCP in the case of a centrally cleared swap) in exchange for payments on a floating benchmark interest rate. Payments received or made, including amortization of upfront payments/receipts, are recorded as realized gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. The value of the swap is determined by changes in the relationship between two rates of interest. The Portfolio is exposed to credit loss in the event of non-performance by the swap counterparty. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP. Risk may also arise from movements in interest rates.

M  Inflation Swaps — Pursuant to inflation swap agreements, the Portfolio either makes floating-rate payments to the counterparty (or CCP in the case of centrally cleared swaps) based on a benchmark index in exchange for fixed-rate payments or the Portfolio makes fixed-rate payments to the counterparty (or CCP in the case of centrally cleared swaps) in exchange for floating-rate payments based on the return of a benchmark index. By design, the benchmark index is an inflation index, such as the Consumer Price Index. The accounting policy for payments received or made and changes in the underlying value of the inflation swap are the same as for interest rate swaps as described above. The value of the swap is determined by changes in the relationship between the rate of interest and the benchmark index. The Portfolio is exposed to credit loss in the event of nonperformance by the swap counterparty. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP. Risk may also arise from the unanticipated movements in value of interest rates or the index.

58

Global Macro Portfolio

October 31, 2020

Notes to Consolidated Financial Statements — continued

N  Cross-Currency Swaps — Cross-currency swaps are interest rate swaps in which interest cash flows are exchanged between two parties based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Cross-currency swaps also involve the exchange of the notional amounts at the start of the contract at the current spot rate with an agreement to re-exchange such amounts at a later date at either the same exchange rate, a specified rate or the then current spot rate. The entire principal value of a cross-currency swap is subject to the risk that the counterparty to the swap will default on its contractual delivery obligations.

O  Credit Default Swaps — When the Portfolio is the buyer of a credit default swap contract, the Portfolio is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty (or CCP in the case of a centrally cleared swap) to the contract if a credit event by a third party, such as a U.S. or foreign corporate issuer or sovereign issuer, on the debt obligation occurs. In return, the Portfolio pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Portfolio would have spent the stream of payments and received no proceeds from the contract. When the Portfolio is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If the Portfolio is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Portfolio could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Portfolio for the same referenced obligation. As the seller, the Portfolio may create economic leverage to its portfolio because, in addition to its total net assets, the Portfolio is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. The Portfolio also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. All upfront payments and receipts, if any, are amortized over the life of the swap contract as realized gains or losses. Those upfront payments or receipts for non-centrally cleared swaps are recorded as other assets or other liabilities, respectively, net of amortization. For financial reporting purposes, unamortized upfront payments or receipts, if any, are netted with unrealized appreciation or depreciation on swap contracts to determine the market value of swaps as presented in Notes 5 and 8. The Portfolio segregates assets in the form of cash or liquid securities in an amount equal to the notional amount of the credit default swaps of which it is the seller. The Portfolio segregates assets in the form of cash or liquid securities in an amount equal to any unrealized depreciation of the credit default swaps of which it is the buyer, marked-to-market on a daily basis. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP.

P  Total Return Swaps — In a total return swap, the buyer receives a periodic return equal to the total return of a specified security, securities or index for a specified period of time. In return, the buyer pays the counterparty a fixed or variable stream of payments, typically based upon short-term interest rates, possibly plus or minus an agreed upon spread. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains and losses. Periodic payments received or made are recorded as realized gains or losses. The Portfolio is exposed to credit loss in the event of nonperformance by the swap counterparty. Risk may also arise from the unanticipated movements in value of exchange rates, interest rates, securities, or the index.

Q  Swaptions — A purchased swaption contract grants the Portfolio, in return for payment of the purchase price, the right, but not the obligation, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. When the Portfolio purchases a swaption, the premium paid to the writer is recorded as an investment and subsequently marked-to-market to reflect the current value of the swaption. A written swaption gives the Portfolio the obligation, if exercised by the purchaser, to enter into a swap contract according to the terms of the underlying agreement. When the Portfolio writes a swaption, the premium received by the Portfolio is recorded as a liability and subsequently marked-to-market to reflect the current value of the swaption. When a swaption is exercised, the cost of the swap is adjusted by the amount of the premium paid or received. When a swaption expires or an unexercised swaption is closed, a gain or loss is recognized in the amount of the premium paid or received, plus the cost to close. The Portfolio’s risk for purchased swaptions is limited to the premium paid. The writer of a swaption bears the risk of unfavorable changes in the preset terms of the underlying swap contract. Purchased swaptions traded over-the-counter involve risk that the issuer or counterparty will fail to perform its contractual obligations.

R  Repurchase Agreements — A repurchase agreement is the purchase by the Portfolio of securities from a counterparty in exchange for cash that is coupled with an agreement to resell those securities to the counterparty at a specified date and price. When a repurchase agreement is entered, the Portfolio typically receives securities with a value that equals or exceeds the repurchase price, including any accrued interest earned on the agreement. The value of such securities will be marked-to-market daily, and cash or additional securities will be exchanged between the parties as needed. Except in the case of a repurchase agreement entered to settle a short sale, the value of the securities delivered to the Portfolio will be at least equal to 90% of the repurchase price during the term of the repurchase agreement. The terms of a repurchase agreement entered to settle a short sale may provide that the cash purchase price paid by the Portfolio is more than the value of purchased securities that effectively collateralize the repurchase price payable by the counterparty. Since in such a transaction, the Portfolio normally will have used the purchased securities to settle the short sale, the Portfolio will segregate liquid assets equal to the marked-to-market value of the purchased securities that it is obligated to return to the counterparty under the repurchase agreement. In the event of insolvency of the counterparty to a repurchase agreement, recovery of the repurchase price owed to the Portfolio may be

59

Global Macro Portfolio

October 31, 2020

Notes to Consolidated Financial Statements — continued

delayed. Such an insolvency also may result in a loss to the extent that the value of the purchased securities decreases during the delay or that value has otherwise not been maintained at an amount at least equal to the repurchase price.

S  Securities Sold Short — A short sale is a transaction in which the Portfolio sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer with an obligation to replace such borrowed security at a later date. When making a short sale, the Portfolio segregates liquid assets with the custodian equal to its obligations under the short sale. Until the security is replaced, the Portfolio is required to repay the lender any dividends or interest, which accrue during the period of the loan. The proceeds received from a short sale are recorded as a liability and the Portfolio records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of the open short position on the day of determination. A gain, limited to the price at which the Portfolio sold the security short, or a loss, potentially unlimited as there is no upward limit on the price of a security, is recorded when the short position is terminated. Interest and dividends payable on securities sold short are recorded as an expense.

T  Stripped Mortgage-Backed Securities — The Portfolio may invest in Interest Only (IO) and Principal Only (PO) securities, forms of stripped mortgage-backed securities, whereby the IO security receives all the interest and the PO security receives all the principal on a pool of mortgage assets. The yield to maturity on an IO security is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the yield to maturity from these securities. If the underlying mortgages experience greater than anticipated prepayments of principal, the Portfolio may fail to recoup its initial investment in an IO security. The market value of IO and PO securities can be unusually volatile due to changes in interest rates.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM and an indirect subsidiary of Eaton Vance Corp., as compensation for investment advisory services rendered to the Portfolio and the Subsidiary. Pursuant to the investment advisory agreement between the Portfolio and BMR and the investment advisory agreement between the Subsidiary and BMR, the Portfolio and Subsidiary each pay BMR a fee at an annual rate of 0.615% of its respective average daily net assets up to $500 million, 0.595% from $500 million but less than $1 billion, 0.575% from $1 billion but less than $1.5 billion, 0.555% from $1.5 billion but less than $2 billion, 0.520% from $2 billion but less than $3 billion, and 0.490% of average daily net assets of $3 billion or more, and is payable monthly. In determining the investment adviser fee for the Portfolio and Subsidiary, the applicable advisory fee rate is based on the average daily net assets of the Portfolio (inclusive of its interest in the Subsidiary). Such fee rate is then assessed separately on the Portfolio’s average daily net assets (exclusive of its interest in the Subsidiary) and the Subsidiary’s average daily net assets to determine the amount of the investment adviser fee. For the year ended October 31, 2020, the Portfolio’s investment adviser fee amounted to $18,433,760 or 0.56% of the Portfolio’s consolidated average daily net assets. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

During the year ended October 31, 2020, EVM reimbursed the Portfolio $1,083 for a net realized loss due to trading errors. The amount of the reimbursement had an impact on total return of less than 0.01%.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2020, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities, paydowns and securities sold short, for the year ended October 31, 2020 were as follows:

	Purchases	Sales

Investments (non-U.S. Government)	$1,777,610,694	$2,138,682,234

U.S. Government and Agency Securities	38,771,077	108,159,391

	$1,816,381,771	$2,246,841,625

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4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio, including open derivative contracts and the Portfolio’s investment in the Subsidiary, at October 31, 2020, as determined on a federal income tax basis, were as follows:

Aggregate cost	$3,088,832,140

Gross unrealized appreciation	$105,588,505

Gross unrealized depreciation	(246,504,965)

Net unrealized depreciation	$(140,916,460)

5  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts, non-deliverable bond forward contracts, forward commodity contracts, futures contracts and swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 2020 is included in the Consolidated Portfolio of Investments. At October 31, 2020, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

In the normal course of pursuing its investment objective, the Portfolio is subject to the following risks:

Commodity Risk: The Portfolio invests in commodities-linked derivative instruments, including commodity futures contracts, forward commodity contracts and total return swap contracts based on commodity indices, that provide exposure to the investment returns of certain commodities. Commodities-linked derivative instruments are used to enhance total return and/or as a substitute for the purchase or sale of commodities and to manage certain investment risks.

Credit Risk: The Portfolio enters into credit default swap contracts to manage certain investment risks and/or to enhance total return or as a substitute for the purchase or sale of securities.

Equity Price Risk: The Portfolio enters into equity index futures contracts and options thereon and total return swaps to enhance total return and/or to manage certain investment risks.

Foreign Exchange Risk: The Portfolio engages in forward foreign currency exchange contracts, currency options, total return swaps and cross-currency swaps to enhance total return, to seek to hedge against fluctuations in currency exchange rates and/or as a substitute for the purchase or sale of securities or currencies.

Interest Rate Risk: The Portfolio utilizes various interest rate derivatives including non-deliverable bond forward contracts, interest rate futures contracts, interest rate swaps and swaptions, inflation swaps and cross-currency swaps to enhance total return, to seek to hedge against fluctuations in interest rates and/or to change the effective duration of its portfolio.

The Portfolio enters into over-the-counter (OTC) derivatives that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Portfolio’s net assets below a certain level over a certain period of time, which would trigger a payment by the Portfolio for those derivatives in a liability position. At October 31, 2020, the fair value of derivatives with credit-related contingent features in a net liability position was $31,673,586. The aggregate fair value of assets pledged as collateral by the Portfolio for such liability was $11,289,313 at October 31, 2020.

The OTC derivatives in which the Portfolio invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Portfolio (and Subsidiary) has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Portfolio (and Subsidiary) may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC

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derivatives to terminate derivative contracts prior to maturity in the event the Portfolio’s net assets decline by a stated percentage or the Portfolio fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Portfolio of any net liability owed to it.

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Portfolio (and Subsidiary) and/or counterparty is held in segregated accounts by the Portfolio’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as deposits for derivatives collateral and, in the case of cash pledged by a counterparty for the benefit of the Portfolio, a corresponding liability on the Consolidated Statement of Assets and Liabilities. Securities pledged by the Portfolio as collateral, if any, are identified as such in the Consolidated Portfolio of Investments. The carrying amount of the liability for cash collateral due to brokers at October 31, 2020 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 8) at October 31, 2020. Because the Subsidiary is not registered under the 1940 Act, it may not be able to negotiate terms with its counterparties that are equivalent to those a registered portfolio may negotiate. As a result, the Subsidiary may have greater exposure to those counterparties than a registered portfolio.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at October 31, 2020 was as follows:

	Fair Value
Consolidated Statement of Assets and Liabilities Caption	Commodity	Credit	Equity Price	Foreign Exchange	Interest Rate		Total

Not applicable	$557,045 *	$18,537,552 *	$102,950 *	$19,552,839 *	$26,890,352	*	$65,640,738

Receivable for open forward foreign currency exchange contracts	—	—	—	28,412,805	—		28,412,805

Receivable/Payable for open swap contracts; Upfront payments/receipts on open non-centrally cleared swap contracts	2,656,228	21,949,374	84,441	—	1,699,359		26,389,402

Total Asset Derivatives	$3,213,273	$40,486,926	$187,391	$47,965,644	$28,589,711		$120,442,945

Derivatives not subject to master netting or similar agreements	$557,045	$18,537,552	$102,950	$19,552,839	$26,890,352		$65,640,738

Total Asset Derivatives subject to master netting or similar agreements	$2,656,228	$21,949,374	$84,441	$28,412,805	$1,699,359		$54,802,207

Not applicable	$—	$(8,562,109)*	$(696,284)*	$(11,951,779)*	$(49,061,030	)*	$(70,271,202)

Payable for open forward commodity contracts	(2,375,840)	—	—	—	—		(2,375,840)

Payable for open forward foreign currency exchange contracts	—	—	—	(28,480,112)	—		(28,480,112)

Payable/Receivable for open swap contracts; Upfront payments/receipts on open non-centrally cleared swap contracts	—	(552,663)	(264,971)	—	—		(817,634)

Total Liability Derivatives	$(2,375,840)	$(9,114,772)	$(961,255)	$(40,431,891)	$(49,061,030)		$(101,944,788)

Derivatives not subject to master netting or similar agreements	$—	$(8,562,109)	$(696,284)	$(11,951,779)	$(49,061,030)		$(70,271,202)

Total Liability Derivatives subject to master netting or similar agreements	$(2,375,840)	$(552,663)	$(264,971)	$(28,480,112)	$—		$(31,673,586)

*

Only the current day’s variation margin on open futures contracts and centrally cleared derivatives is reported within the Consolidated Statement of Assets and Liabilities as Receivable or Payable for variation margin on open futures contracts and centrally cleared derivatives, as applicable.

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The Portfolio’s derivative assets and liabilities at fair value by risk, which are reported gross in the Consolidated Statement of Assets and Liabilities, are presented in the table above. The following tables present the Portfolio’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Portfolio (and Subsidiary) for such assets and pledged by the Portfolio (and Subsidiary) for such liabilities as of October 31, 2020.

Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)	Total Cash Collateral Received

Australia and New Zealand Banking Group Limited	$999,059	$—	$—	$(999,059)	$—	$1,110,000

Bank of America, N.A.	3,262,681	(81,449)	(3,181,232)	—	—	—

Barclays Bank PLC	2,978,567	(52,196)	—	(2,680,000)	246,371	2,680,000

BNP Paribas	4,644,183	(4,644,183)	—	—	—	—

Citibank, N.A.	3,177,398	(2,897,010)	—	—	280,388	—

Deutsche Bank AG	52,973	—	—	—	52,973	—

Goldman Sachs International	14,556,242	(3,969,681)	—	(9,822,000)	764,561	9,822,000

HSBC Bank USA, N.A.	7,712,506	(172,380)	(7,540,126)	—	—	—

JPMorgan Chase Bank, N.A.	762,671	(550,178)	—	(212,493)	—	560,000

Morgan Stanley & Co. International PLC	6,328	(6,328)	—	—	—	—

Nomura International PLC	117,275	(117,275)	—	—	—	—

Standard Chartered Bank	16,308,044	(16,308,044)	—	—	—	—

UBS AG	224,280	—	(62,208)	—	162,072	—

	$54,802,207	$(28,798,724)	$(10,783,566)	$(13,713,552)	$1,506,365	$14,172,000

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)	Total Cash Collateral Pledged

Bank of America, N.A.	$(81,449)	$81,449	$—	$—	$—	$—

Barclays Bank PLC	(52,196)	52,196	—	—	—	—

BNP Paribas	(5,296,976)	4,644,183	349,988	—	(302,805)	—

Citibank, N.A.	(2,975,468)	2,897,010	70,198	—	(8,260)	—

Credit Agricole Corporate and Investment Bank	(305,586)	—	300,990	—	(4,596)	—

Goldman Sachs International	(3,969,681)	3,969,681	—	—	—	—

HSBC Bank USA, N.A.	(172,380)	172,380	—	—	—	—

ICBC Standard Bank plc	(271,307)	—	262,991	—	(8,316)	—

JPMorgan Chase Bank, N.A.	(550,178)	550,178	—	—	—	—

Morgan Stanley & Co. International PLC	(28,342)	6,328	—	—	(22,014)	—

Nomura International PLC	(273,754)	117,275	156,479	—	—	—

Standard Chartered Bank	(17,696,269)	16,308,044	1,388,225	—	—	—

	$(31,673,586)	$28,798,724	$2,528,871	$—	$(345,991)	$—

Total — Deposits for derivatives collateral — OTC derivatives						$14,172,000

(a)	In some instances, the total collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b)	Net amount represents the net amount due from the counterparty in the event of default.

(c)	Net amount represents the net amount payable to the counterparty in the event of default.

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The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Consolidated Statement of Operations by risk exposure for the year ended October 31, 2020 was as follows:

Consolidated Statement of Operations Caption	Commodity	Credit	Equity Price	Foreign Exchange	Interest Rate	Total

Net realized gain (loss) —

Investment transactions	$—	$—	$(3,445,231)	$(623,662)	$2,555,819	$(1,513,074)

Futures contracts	17,682,506	—	676,334	—	(2,356,380)	16,002,460

Swap contracts	9,375,415	7,216,994	5,098,724	—	(20,749,361)	941,772

Forward foreign currency exchange contracts	—	—	—	381,568	—	381,568

Non-deliverable bond forward contracts	—	—	—	—	1,919,698	1,919,698

Total	$27,057,921	$7,216,994	$2,329,827	$(242,094)	$(18,630,224)	$17,732,424

Change in unrealized appreciation (depreciation) —

Investments	$—	$—	$2,586,006	$454,217	$(3,052,461)	$(12,238)

Futures contracts	647,881	—	(2,003,972)	—	(1,091,251)	(2,447,342)

Swap contracts	1,989,723	9,619,423	(404,422)	—	17,964,186	29,168,910

Forward commodity contracts	(2,375,840)	—	—	—	—	(2,375,840)

Forward foreign currency exchange contracts	—	—	—	17,782,434	—	17,782,434

Total	$261,764	$9,619,423	$177,612	$18,236,651	$13,820,474	$42,115,924

The average notional cost of futures contracts and average notional amounts of other derivative contracts outstanding during the year ended October 31, 2020, which are indicative of the volume of these derivative types, were approximately as follows:

Futures Contracts — Long	Futures Contracts — Short	Forward Commodity Contracts	Forward Foreign Currency Exchange Contracts*	Non-deliverable Bond Forward Contracts	Interest Rate Swaptions Purchased	Swap Contracts

$40,770,000	$228,937,000	$13,395,000	$5,484,242,000	$11,618,000	$32,795,000	$3,015,098,000

*	The average notional amount for forward foreign currency exchange contracts is based on the absolute value of notional amounts of currency purchased and currency sold.

The average principal amount of purchased currency options contracts and average number of purchased options contracts outstanding during year ended October 31, 2020, which are indicative of the volume of these derivative types, were approximately $25,435,000 and 110 contracts, respectively.

6  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in an $800 million unsecured line of credit agreement with a group of banks, which is in effect through October 26, 2021. Borrowings are made by the Portfolio solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2020, an upfront fee and arrangement fee totaling $950,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2020.

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7  Investments in Affiliated Funds

At October 31, 2020, the value of the Portfolio’s investment in affiliated funds was $490,405,962, which represents 15.5% of the Portfolio’s net assets. Transactions in affiliated funds by the Portfolio for the year ended October 31, 2020 were as follows:

Name of affiliated fund	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units, end of period

Short-Term Investments

Eaton Vance Cash Reserves Fund, LLC	$559,146,895	$1,927,801,634	$(1,996,560,956)	$65,928	$(47,539)	$490,405,962	$5,388,610	490,405,962

8  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2020, the hierarchy of inputs used in valuing the Portfolio’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2		Level 3*	Total

Foreign Government Bonds	$—	$1,591,232,925		$—	$1,591,232,925

Foreign Corporate Bonds	—	93,409,254		0	93,409,254

Senior Floating-Rate Loans	—	—		967,250	967,250

Sovereign Loans	—	70,381,874		—	70,381,874

Loan Participation Notes	—	—		36,524,211	36,524,211

Asset-Backed Securities	—	16,667,410		—	16,667,410

Collateralized Mortgage Obligations	—	17,946,015		—	17,946,015

Mortgage Pass-Throughs	—	77,234,332		—	77,234,332

U.S. Treasury Obligations	—	1,533,326		—	1,533,326

U.S. Government Guaranteed Small Business Administration Loans	—	24,470,093		—	24,470,093

Common Stocks	6,247,262	73,224,450	**	—	79,471,712

Short-Term Investments —

Foreign Government Securities	—	228,395,949		—	228,395,949

U.S. Treasury Obligations	—	204,888,109		—	204,888,109

Other	—	490,405,962		—	490,405,962

Total Investments	$6,247,262	$2,889,789,699		$37,491,461	$2,933,528,422

Forward Foreign Currency Exchange Contracts	$—	$47,965,644		$—	$47,965,644

Futures Contracts	2,022,554	—		—	2,022,554

Swap Contracts	—	70,454,747		—	70,454,747

Total	$8,269,816	$3,008,210,090		$37,491,461	$3,053,971,367

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Liability Description	Level 1	Level 2	Level 3*	Total

Securities Sold Short	$—	$(8,639,152)	$—	$(8,639,152)

Forward Commodity Contracts	—	(2,375,840)	—	(2,375,840)

Forward Foreign Currency Exchange Contracts	—	(40,431,891)	—	(40,431,891)

Futures Contracts	(1,347,313)	(357,244)	—	(1,704,557)

Swap Contracts	—	(57,432,500)	—	(57,432,500)

Total	$(1,347,313)	$(109,236,627)	$—	$(110,583,940)

*	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Portfolio.

**

Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2020 is not presented.

9  Risks and Uncertainties

Risks Associated with Foreign Investments

The Portfolio’s investments in foreign instruments can be adversely affected by changes in currency exchange rates and political, economic and market developments abroad. In emerging or less developed countries, these risks can be more significant. Investment markets in emerging market countries are typically substantially smaller, less liquid and more volatile than the major markets in developed countries. Emerging market countries may have relatively unstable governments and economies. Emerging market investments often are subject to speculative trading, which typically contributes to volatility.

The Portfolio may have difficulties enforcing its legal or contractual rights in a foreign country. Economic data as reported by foreign governments and other issuers may be delayed, inaccurate or fraudulent. In the event of a default by a sovereign entity, there are typically no assets to be seized or cash flows to be attached. Furthermore, the willingness or ability of a foreign government to renegotiate defaulted debt may be limited.

Pandemic Risk

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in December 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, the economies of individual countries, individual companies, and the market in general, and may continue to do so in significant and unforeseen ways, as may other epidemics and pandemics that may arise in the future. Any such impact could adversely affect the Portfolio’s performance, or the performance of the securities in which the Portfolio invests.

10  Additional Information

On October 8, 2020, Morgan Stanley and Eaton Vance Corp. (“Eaton Vance”) announced that they had entered into a definitive agreement under which Morgan Stanley would acquire Eaton Vance. Under the Investment Company Act of 1940, as amended, consummation of this transaction may be deemed to result in the automatic termination of an Eaton Vance Fund’s investment advisory agreement, and, where applicable, any related sub-advisory agreement. On November 24, 2020, the Portfolio’s Board approved a new investment advisory agreement. The new investment advisory agreement will be presented to Portfolio interest holders for approval, and, if approved, would take effect upon consummation of the transaction. A special joint meeting of Portfolio interest holders will be held on February 18, 2021, at which the proposed investment advisory agreement for the Portfolio will be submitted for approval.

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Global Macro Portfolio

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Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Global Macro Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying consolidated statement of assets and liabilities of Global Macro Portfolio and subsidiary (the “Portfolio”), including the consolidated portfolio of investments, as of October 31, 2020, the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements and financial highlights”). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of October 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities and senior loans owned as of October 31, 2020, by correspondence with the custodian, brokers, and selling or agent banks; when replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 22, 2020

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

67

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2020

Liquidity Risk Management Program

The Fund has implemented a written liquidity risk management program (Program) and related procedures to manage its liquidity in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (Liquidity Rule). The Liquidity Rule defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Fund’s Board of Trustees/Directors has designated the investment adviser to serve as the administrator of the Program and the related procedures. The administrator has established a Liquidity Risk Management Oversight Committee (Committee) to perform the functions necessary to administer the Program. As part of the Program, the administrator is responsible for identifying illiquid investments and categorizing the relative liquidity of the Fund’s investments in accordance with the Liquidity Rule. Under the Program, the administrator assesses, manages, and periodically reviews the Fund’s liquidity risk, and is responsible for making certain reports to the Fund’s Board of Trustees/Directors and the Securities and Exchange Commission (SEC) regarding the liquidity of the Fund’s investments, and to notify the Board of Trustees/Directors and the SEC of certain liquidity events specified in the Liquidity Rule. The liquidity of the Fund’s portfolio investments is determined based on a number of factors including, but not limited to, relevant market, trading and investment-specific considerations under the Program.

At a meeting of the Fund’s Board of Trustees/Directors, the Committee provided a written report to the Fund’s Board of Trustees/Directors pertaining to the operation, adequacy, and effectiveness of implementation of the Program, as well as the operation of the highly liquid investment minimum (if applicable) for the period December 1, 2018 through December 31, 2019 (Review Period). The Program operated effectively during the Review Period, supporting the administrator’s ability to assess, manage and monitor Fund liquidity risk, including during periods of market volatility and net redemptions. During the Review Period, the Fund met redemption requests on a timely basis.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

68

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2020

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Global Macro Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 143 portfolios (with the exception of Messrs. Faust and Wennerholm and Ms. Frost who oversee 142 portfolios) in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Trust/Portfolio Position(s)	Trustee Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 142 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolio.

Other Directorships in the Last Five Years. Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Other Directorships in the Last Five Years. None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Other Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Other Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Other Directorships in the Last Five Years. Director of DraftKings, Inc.

(digital sports entertainment and gaming company) (since September 2020). Director of Groupon, Inc. (e-commerce provider) (since April 2020). Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Formerly, Director of Dynex Capital, Inc. (mortgage REIT) (2013-2020).

69

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2020

Management and Organization — continued

Name and Year of Birth	Trust/Portfolio Position(s)	Trustee Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson) and 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Other Directorships in the Last Five Years. None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Other Directorships in the Last Five Years. None.

Keith Quinton 1958	Trustee	2018

Private investor, researcher and lecturer. Independent Investment Committee Member at New Hampshire Retirement System (since 2017). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Other Directorships in the Last Five Years. Director (since 2016) and

Chairman (since 2019) of New Hampshire Municipal Bond Bank.

Marcus L. Smith 1966	Trustee	2018

Private investor. Member of Posse Boston Advisory Board (foundation) (since 2015). Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Other Directorships in the Last Five Years. Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Director of Ascot Group Limited and certain of its subsidiaries (insurance and reinsurance) (since 2018). Formerly, Director of Hagerty Holding Corp. (insurance and reinsurance) (2015-2018). Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Other Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Scott E. Wennerholm 1959	Trustee	2016

Private Investor. Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Other Directorships in the Last Five Years. None.

Name and Year of Birth	Trust/Portfolio Position(s)	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees

Eric A. Stein 1980	President	2020	Vice President and Chief Investment Officer, Fixed Income of EVM and BMR. Prior to November 1, 2020, Mr. Stein was a co-Director of Eaton Vance’s Global Income Investments. Also Vice President of Calvert Research and Management (“CRM”).

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of CRM.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

70

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2020

Management and Organization — continued

Name and Year of Birth	Trust/Portfolio Position(s)	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees (continued)

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly, Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

71

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each entity listed below has adopted a privacy policy and procedures (“Privacy Program”) Eaton Vance believes is reasonably designed to protect your personal information and to govern when and with whom Eaton Vance may share your personal information.

•

At the time of opening an account, Eaton Vance generally requires you to provide us with certain information such as name, address, social security number, tax status, account numbers, and account balances. This information is necessary for us to both open an account for you and to allow us to satisfy legal requirements such as applicable anti-money laundering reviews and know-your-customer requirements.

•

On an ongoing basis, in the normal course of servicing your account, Eaton Vance may share your information with unaffiliated third parties that perform various services for Eaton Vance and/or your account. These third parties include transfer agents, custodians, broker/dealers and our professional advisers, including auditors, accountants, and legal counsel. Eaton Vance may additionally share your personal information with our affiliates.

•	We believe our Privacy Program is reasonably designed to protect the confidentiality of your personal information and to prevent unauthorized access to that information.

•

We reserve the right to change our Privacy Program at any time upon proper notification to you. You may want to review our Privacy Program periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of protecting your personal information applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, and Calvert Funds. This Privacy Notice supersedes all previously issued privacy disclosures. For more information about our Privacy Program or about how your personal information may be used, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

72

Investment Adviser of Global Macro Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Investment Adviser and Administrator of Eaton Vance Global Macro Absolute Return Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*

FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

3041    10.31.20

Eaton Vance

Global Macro Absolute Return Advantage Fund

Annual Report

October 31, 2020

Important Note. Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (eatonvance.com/funddocuments), and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you are a direct investor, you may elect to receive shareholder reports and other communications from the Fund electronically by signing up for e-Delivery at eatonvance.com/edelivery. If you own your shares through a financial intermediary (such as a broker-dealer or bank), you must contact your financial intermediary to sign up.

You may elect to receive all future Fund shareholder reports in paper free of charge. If you are a direct investor, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-262-1122. If you own these shares through a financial intermediary, you must contact your financial intermediary or follow instructions included with this disclosure, if applicable, to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Eaton Vance funds held directly or to all funds held through your financial intermediary, as applicable.

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The adviser is registered with the CFTC as a commodity pool operator with respect to its management of the Fund. As the commodity pool operator of the Fund, the adviser has claimed relief under the Commodity Exchange Act from certain reporting and recordkeeping requirements. The adviser is also registered as a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2020

Eaton Vance

Global Macro Absolute Return Advantage Fund

Eaton Vance

Global Macro Absolute Return Advantage Fund

October 31, 2020

Management’s Discussion of Fund Performance1

Economic and Market Conditions

The 12-month period ended October 31, 2020, was a volatile time for the world’s financial markets. Nonetheless, major equity and fixed-income indexes posted solid gains for the period. In the volatile environment, longer duration bonds generally performed especially well, driven by a global trend of declining interest rates.

The period began on a positive note, with financial markets registering broad gains from November through early 2020 amid accommodative central bank policies. In late January, however, news of the outbreak of the novel coronavirus in China started to raise investor concerns. As the virus turned into a global pandemic in February and March, it brought most of the world’s economies to a near standstill. The abrupt decline in economic output triggered a global sell-off in equities and higher yielding sectors of the fixed-income market. Emerging market countries proved particularly vulnerable to the economic and health effects of COVID-19. Plummeting oil prices were an additional headwind for emerging market nations that depend on oil exports.

Global markets subsequently regained their footing, and most major asset classes delivered strong returns from April through August 2020. Several factors contributed to the rally, including aggressive monetary and fiscal responses by central banks and governments to help mitigate the economic impact of the virus. In addition, economies started to recover as policymakers learned more about how to slow the spread of COVID-19 and began easing social-distancing restrictions. Lastly, the U.S. Federal Reserve (the Fed) announced a shift in its inflation-targeting policy from seeking a rate of 2% “over the longer run” to “inflation moderately above 2% for some time.”

Markets generally weakened from September through October as a lack of additional fiscal stimulus in the U.S. created worries about the sustainability of the domestic economic recovery. Rising cases of COVID-19, especially in Europe, and uncertainties surrounding the November 2020 U.S. elections further dampened investor sentiment. While central banks in developed economies held their respective policy rates steady in the last two months of the period, a number of emerging market central banks reduced rates to levels likely approaching their lower bounds.

Fund Performance

For the 12-month period ended October 31, 2020, Eaton Vance Global Macro Absolute Return Advantage Fund (the Fund) returned 6.15% for Class A shares at net asset value (NAV), outperforming its benchmark, the ICE BofA 3-Month U.S. Treasury Bill Index (the Index), which returned 0.92%.

The Fund’s interest rate exposure made the largest contribution to returns during the period. Allocations to currencies, commodities, and corporate credit also positively impacted returns. The Fund’s limited exposure to equities and its exposure to sovereign credit were detractors.

By region, the Middle East & Africa (MEA) was the top contributor to performance, led by long positions in Egyptian local bonds and South

African interest rates. Egyptian local bonds benefited from their attractive yields, coupled with the credibility of the central bank and strong support from the International Monetary Fund (IMF). Central bank interest rate cuts aided the position in South African rates. By period-end, the South African rates position was sold from the Fund.

Investments in both Asia and Eastern Europe added value during the period. In Asia, a long position in Chinese interest rates performed especially well as the central bank implemented numerous easing measures to bolster China’s economy during the pandemic. In Eastern Europe, the standout contributor was a long local bond position in Ukraine that advanced amid a decline in local interest rates and a new loan program from the IMF. On the negative side, limited long equity exposures in Greece and Cyprus dampened results in Eastern Europe.

The Dollar Bloc — Canada, New Zealand, and Australia — made a modest contribution to returns during the period. A long position in New Zealand inflation-linked bonds was a top performer, benefiting from monetary stimulus. However, losses in other holdings, including a short position in Canadian interest rates, limited gains in the region.

Investments in both Latin America and Western Europe registered losses during the period. In Latin America, a long sovereign credit position in El Salvador was particularly unfavorable as concerns about the country’s ability to manage the impacts of the pandemic caused credit spreads to widen significantly. By period-end, this position was sold from the Fund. In Western Europe, a long Icelandic local bond position detracted, impacted by a disappointing growth outlook for the country and the reintroduction of local coronavirus restrictions later in the period.

The Fund uses derivatives extensively to both hedge select undesired risk exposures as well as gain select desired risk exposures. Some of the above commentary about notable drivers of performance at the country level involved the use of derivatives. The Fund’s use of derivatives broadly contributed to returns versus the Index. Interest rate swaps used to gain select exposures as well as hedge others contributed to performance, with those used to gain long exposure in China and Singapore most notable. Credit default swaps used to gain short exposure to certain sovereign credits — which also acted as hedges to other exposures in certain cases — also aided performance during the period. Currency forwards used to gain both long and short exposure to select currencies around the world contributed to performance during the period, with short exposures in the Russian ruble and Turkish lira being the most notable.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Global Macro Absolute Return Advantage Fund

October 31, 2020

Performance2,3

Portfolio Managers John R. Baur, Michael A. Cirami, CFA and Eric Stein, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years

Class A at NAV	08/31/2010	08/31/2010	6.15%	3.64%	3.03%
Class A with 4.75% Maximum Sales Charge	—	—	1.12	2.64	2.53

Class C at NAV	08/31/2010	08/31/2010	5.29	2.90	2.30
Class C with 1% Maximum Sales Charge	—	—	4.29	2.90	2.30

Class I at NAV	08/31/2010	08/31/2010	6.36	3.95	3.33
Class R at NAV	12/01/2010	08/31/2010	5.97	3.45	2.84

Class R6 at NAV	05/31/2017	08/31/2010	6.56	4.04	3.38

ICE BofA 3-Month U.S. Treasury Bill Index	—	—	0.92%	1.20%	0.63%

% Total Annual Operating Expense Ratios[4]	Class A	Class C	Class I	Class R	Class R6

Gross	1.75%	2.47%	1.47%	1.97%	1.44%
Net	1.57	2.29	1.29	1.79	1.26

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment[3]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge

Class C	$10,000	10/31/2010	$12,558	N.A.
Class I	$250,000	10/31/2010	$347,050	N.A.

Class R	$10,000	10/31/2010	$13,230	N.A.
Class R6	$1,000,000	10/31/2010	$1,394,210	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Global Macro Absolute Return Advantage Fund

October 31, 2020

Fund Profile5

Asset Allocation (% of net assets)6

*	Net of securities sold short.

Foreign Currency Exposures by Country (% of net assets)7

Egypt	11.0%

Ukraine	10.9

Serbia	8.6

Iceland	6.2

South Korea	5.2

Chile	3.2

Japan	3.0

Australia	3.0

Uzbekistan	2.6

Switzerland	2.3

Georgia	2.0

Uruguay	1.6

Thailand	1.5

Vietnam	1.1

Norway	1.0

Other	4.7	*

Ghana	-1.1

New Zealand	-3.0

Bahrain	-3.4

South Africa	-3.7

Chile	-4.0

Saudi Arabia	-6.9

Oman	-9.8

United Arab Emirates	-18.6

Euro	-19.9

Total Long	68.3

Total Short	-70.8

Total Net	-2.5

*	Includes amounts each less than 1.0% or –1.0%, as applicable.

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Global Macro Absolute Return Advantage Fund

October 31, 2020

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

ICE BofA 3-Month U.S. Treasury Bill Index is an unmanaged index of U.S. Treasury securities maturing in 90 days. ICE® BofA® indices are not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report and ICE Data Indices, LLC does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. BofA® is a licensed registered trademark of Bank of America Corporation in the United States and other countries. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class R is linked to Class A and the performance of Class R6 is linked to Class I. Performance presented in the Financial Highlights included in the financial statements is not linked.

[4]

Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 2/28/21. Without the reimbursement, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]

Fund primarily invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund and may also invest directly. Unless otherwise noted, references to investments are to the aggregate holdings of the Fund and the Portfolio.

[6]	Other Net Assets represents other assets less liabilities and includes any investment type that represents less than 1% of net assets.
[7]

Currency exposures include all foreign exchange denominated assets, currency derivatives and commodities (including commodity derivatives). Total exposures may exceed 100% due to implicit leverage created by derivatives.

Fund profile subject to change due to active management.

Additional Information

Duration is a measure of the expected change in price of a bond — in percentage terms — given a one percent change in interest rates, all else being constant. Securities with lower durations tend to be less sensitive to interest rate changes.

Important Notice to Shareholders

Effective April 1, 2021, the portfolio management team for the Fund will be John R. Baur and Michael A. Cirami.

5

Eaton Vance

Global Macro Absolute Return Advantage Fund

October 31, 2020

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2020 – October 31, 2020).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/20)	Ending Account Value (10/31/20)	Expenses Paid During Period* (5/1/20 – 10/31/20)		Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,070.60	$7.49	**	1.44%
Class C	$1,000.00	$1,066.20	$11.11	**	2.14%
Class I	$1,000.00	$1,071.70	$5.94	**	1.14%
Class R	$1,000.00	$1,069.30	$8.48	**	1.63%
Class R6	$1,000.00	$1,072.70	$5.73	**	1.10%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,017.90	$7.30	**	1.44%
Class C	$1,000.00	$1,014.40	$10.84	**	2.14%
Class I	$1,000.00	$1,019.40	$5.79	**	1.14%
Class R	$1,000.00	$1,016.90	$8.26	**	1.63%
Class R6	$1,000.00	$1,019.60	$5.58	**	1.10%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2020. The Example reflects the expenses of both the Fund and the Portfolio.

**	Absent an allocation of certain expenses to affiliates, the expenses would be higher.

6

Eaton Vance

Global Macro Absolute Return Advantage Fund

October 31, 2020

Statement of Assets and Liabilities

Assets	October 31, 2020

Investment in Global Macro Absolute Return Advantage Portfolio, at value (identified cost, $2,851,725,410)	$2,776,716,319

Receivable for Fund shares sold	2,916,424

Receivable from affiliate	164,623

Total assets	$2,779,797,366

Liabilities

Payable for Fund shares redeemed	$4,911,649

Payable to affiliates:

Distribution and service fees	207,707

Trustees’ fees	43

Accrued expenses	795,016

Total liabilities	$5,914,415

Net Assets	$2,773,882,951

Sources of Net Assets

Paid-in capital	$2,947,683,615

Accumulated loss	(173,800,664)

Total	$2,773,882,951

Class A Shares

Net Assets	$758,795,072

Shares Outstanding	72,594,013

Net Asset Value and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$10.45

Maximum Offering Price Per Share

(100 ÷ 95.25 of net asset value per share)	$10.97

Class C Shares

Net Assets	$20,894,130

Shares Outstanding	2,058,770

Net Asset Value and Offering Price Per Share*

(net assets ÷ shares of beneficial interest outstanding)	$10.15

Class I Shares

Net Assets	$1,293,210,830

Shares Outstanding	121,934,941

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$10.61

Class R Shares

Net Assets	$1,506,033

Shares Outstanding	145,779

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$10.33

Class R6 Shares

Net Assets	$699,476,886

Shares Outstanding	65,847,784

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$10.62

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

7	See Notes to Financial Statements.

Eaton Vance

Global Macro Absolute Return Advantage Fund

October 31, 2020

Statement of Operations

Investment Income	Year Ended October 31, 2020

Interest and other income allocated from Portfolio (net of foreign taxes, $1,060,193)	$191,238,744

Dividends allocated from Portfolio (net of foreign taxes, $212,320)	3,104,319

Expenses, excluding interest and dividend expense, allocated from Portfolio	(29,136,353)

Interest and dividend expense allocated from Portfolio	(2,587,777)

Total investment income from Portfolio	$162,618,933

Expenses

Distribution and service fees

Class A	$2,276,120

Class C	257,984

Class R	6,890

Trustees’ fees and expenses	500

Custodian fee	60,996

Transfer and dividend disbursing agent fees	3,288,063

Legal and accounting services	88,367

Printing and postage	375,001

Registration fees	127,566

Miscellaneous	37,692

Total expenses	$6,519,179

Deduct —

Allocation of expenses to affiliate	$3,169,790

Total expense reductions	$3,169,790

Net expenses	$3,349,389

Net investment income	$159,269,544

Realized and Unrealized Gain (Loss) from Portfolio

Net realized gain (loss) —

Investment transactions (net of foreign capital gains taxes of $1,162,352)	$(15,813,173)

Futures contracts	24,431,129

Swap contracts	25,434,068

Foreign currency transactions	(8,099,744)

Forward foreign currency exchange contracts	18,057,250

Non-deliverable bond forward contracts	1,225,313

Net realized gain	$45,234,843

Change in unrealized appreciation (depreciation) —

Investments (including net decrease in accrued foreign capital gains taxes of $89,998)	$(107,268,322)

Securities sold short	5,893,222

Futures contracts	(2,332,374)

Swap contracts	58,953,933

Forward commodity contracts	(4,136,419)

Foreign currency	(335,749)

Forward foreign currency exchange contracts	6,049,505

Net change in unrealized appreciation (depreciation)	$(43,176,204)

Net realized and unrealized gain	$2,058,639

Net increase in net assets from operations	$161,328,183

8	See Notes to Financial Statements.

Eaton Vance

Global Macro Absolute Return Advantage Fund

October 31, 2020

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2020	2019

From operations —

Net investment income	$159,269,544	$194,161,985

Net realized gain (loss)	45,234,843	(203,856,598)

Net change in unrealized appreciation (depreciation)	(43,176,204)	254,759,551

Net increase in net assets from operations	$161,328,183	$245,064,938

Distributions to shareholders —

Class A	$(31,695,427)	$—

Class C	(875,479)	—

Class I	(74,463,466)	(1,875,599)

Class R	(57,122)	—

Class R6	(16,669,348)	(199,027)

Total distributions to shareholders	$(123,760,842)	$(2,074,626)

Transactions in shares of beneficial interest —

Proceeds from sale of shares

Class A	$167,949,872	$772,266,484

Class C	815,648	2,011,286

Class I	473,771,416	935,580,747

Class R	447,427	212,310

Class R6	728,914,385	48,550,507

Net asset value of shares issued to shareholders in payment of distributions declared

Class A	31,462,714	—

Class C	792,763	—

Class I	45,258,310	1,351,903

Class R	57,122	—

Class R6	14,201,255	105,370

Cost of shares redeemed

Class A	(241,261,577)	(153,262,927)

Class C	(9,711,075)	(33,401,222)

Class I	(1,338,531,493)	(2,777,491,833)

Class R	(587,011)	(566,059)

Class R6	(173,833,865)	(90,474,011)

Net asset value of shares converted

Class A	1,461,383	714,839

Class C	(1,461,383)	(714,839)

Net decrease in net assets from Fund share transactions	$(300,254,109)	$(1,295,117,445)

Net decrease in net assets	$(262,686,768)	$(1,052,127,133)

Net Assets

At beginning of year	$3,036,569,719	$4,088,696,852

At end of year	$2,773,882,951	$3,036,569,719

9	See Notes to Financial Statements.

Eaton Vance

Global Macro Absolute Return Advantage Fund

October 31, 2020

Financial Highlights

	Class A

	Year Ended October 31,
	2020		2019		2018		2017	2016

Net asset value — Beginning of year	$10.250		$9.510		$10.560		$10.180	$10.100

Income (Loss) From Operations

Net investment income(1)	$0.549		$0.564		$0.479		$0.416	$0.462

Net realized and unrealized gain (loss)	0.066		0.176		(1.239)		0.111	0.237

Total income (loss) from operations	$0.615		$0.740		$(0.760)		$0.527	$0.699

Less Distributions

From net investment income	$(0.415)		$—		$(0.290)		$(0.147)	$(0.619)

Total distributions	$(0.415)		$—		$(0.290)		$(0.147)	$(0.619)

Net asset value — End of year	$10.450		$10.250		$9.510		$10.560	$10.180

Total Return(2)	6.15	%(3)	7.78	%(3)	(7.40	)%(3)	5.25%	7.27	%(4)

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$758,795		$789,497		$122,402		$123,985	$307,915

Ratios (as a percentage of average daily net assets):(5)

Expenses(6)	1.44	%(3)	1.57	%(3)	1.45	%(3)	1.53%	1.56%

Net investment income	5.35%		5.70%		4.73%		4.07%	4.69%

Portfolio Turnover of the Portfolio	80%		71%		75%		76%	97%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

The investment adviser and administrator of the Fund and/or the investment adviser of the Portfolio reimbursed certain operating expenses (equal to 0.15%, 0.18% and 0.10% of average daily net assets for the years ended October 31, 2020, 2019 and 2018, respectively). Absent this reimbursement, total return would be lower.

(4)

During the year ended October 31, 2016, the Portfolio’s investment adviser reimbursed the Fund, through its investment in the Portfolio, for a net loss realized on the disposal of an investment which did not meet the Portfolio’s investment guidelines. The reimbursement was less than $0.01 per share and had no effect on total return for the year ended October 31, 2016.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)

Includes interest and dividend expense, including on securities sold short and/or reverse repurchase agreements, of 0.09%, 0.22%, 0.07%, 0.04% and 0.03% of average daily net assets for the years ended October 31, 2020, 2019, 2018, 2017 and 2016, respectively.

10	See Notes to Financial Statements.

Eaton Vance

Global Macro Absolute Return Advantage Fund

October 31, 2020

Financial Highlights — continued

	Class C

	Year Ended October 31,
	2020		2019		2018		2017	2016

Net asset value — Beginning of year	$9.930		$9.270		$10.330		$9.970	$9.900

Income (Loss) From Operations

Net investment income(1)	$0.468		$0.453		$0.399		$0.347	$0.383

Net realized and unrealized gain (loss)	0.056		0.207		(1.214)		0.095	0.237

Total income (loss) from operations	$0.524		$0.660		$(0.815)		$0.442	$0.620

Less Distributions

From net investment income	$(0.304)		$—		$(0.245)		$(0.082)	$(0.550)

Total distributions	$(0.304)		$—		$(0.245)		$(0.082)	$(0.550)

Net asset value — End of year	$10.150		$9.930		$9.270		$10.330	$9.970

Total Return(2)	5.29	%(3)	7.12	%(3)	(8.08	)%(3)	4.58%	6.45	%(4)

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$20,894		$30,108		$59,782		$64,164	$49,817

Ratios (as a percentage of average daily net assets):(5)

Expenses(6)	2.14	%(3)	2.29	%(3)	2.15	%(3)	2.24%	2.26%

Net investment income	4.69%		4.80%		4.03%		3.43%	3.96%

Portfolio Turnover of the Portfolio	80%		71%		75%		76%	97%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

The investment adviser and administrator of the Fund and/or the investment adviser of the Portfolio reimbursed certain operating expenses (equal to 0.15%, 0.18% and 0.10% of average daily net assets for the years ended October 31, 2020, 2019 and 2018, respectively). Absent this reimbursement, total return would be lower.

(4)

During the year ended October 31, 2016, the Portfolio’s investment adviser reimbursed the Fund, through its investment in the Portfolio, for a net loss realized on the disposal of an investment which did not meet the Portfolio’s investment guidelines. The reimbursement was less than $0.01 per share and had no effect on total return for the year ended October 31, 2016.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)

Includes interest and dividend expense, including on securities sold short and/or reverse repurchase agreements, of 0.09%, 0.24%, 0.07%, 0.06% and 0.03% of average daily net assets for the years ended October 31, 2020, 2019, 2018, 2017 and 2016, respectively.

11	See Notes to Financial Statements.

Eaton Vance

Global Macro Absolute Return Advantage Fund

October 31, 2020

Financial Highlights — continued

	Class I

	Year Ended October 31,
	2020		2019		2018		2017	2016

Net asset value — Beginning of year	$10.390		$9.610		$10.680		$10.300	$10.210

Income (Loss) From Operations

Net investment income(1)	$0.592		$0.570		$0.514		$0.462	$0.491

Net realized and unrealized gain (loss)	0.062		0.216		(1.250)		0.098	0.247

Total income (loss) from operations	$0.654		$0.786		$(0.736)		$0.560	$0.738

Less Distributions

From net investment income	$(0.434)		$(0.006)		$(0.334)		$(0.180)	$(0.648)

Total distributions	$(0.434)		$(0.006)		$(0.334)		$(0.180)	$(0.648)

Net asset value — End of year	$10.610		$10.390		$9.610		$10.680	$10.300

Total Return(2)	6.36	%(3)	8.18	%(3)	(7.12	)%(3)	5.53%	7.62	%(4)

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$1,293,211		$2,075,104		$3,731,477		$3,379,555	$1,407,915

Ratios (as a percentage of average daily net assets):(5)

Expenses(6)	1.14	%(3)	1.29	%(3)	1.15	%(3)	1.24%	1.26%

Net investment income	5.70%		5.81%		5.04%		4.43%	4.92%

Portfolio Turnover of the Portfolio	80%		71%		75%		76%	97%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)

The investment adviser and administrator of the Fund and/or the investment adviser of the Portfolio reimbursed certain operating expenses (equal to 0.15%, 0.18% and 0.10% of average daily net assets for the years ended October 31, 2020, 2019 and 2018, respectively). Absent this reimbursement, total return would be lower.

(4)

During the year ended October 31, 2016, the Portfolio’s investment adviser reimbursed the Fund, through its investment in the Portfolio, for a net loss realized on the disposal of an investment which did not meet the Portfolio’s investment guidelines. The reimbursement was less than $0.01 per share and had no effect on total return for the year ended October 31, 2016.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)

Includes interest and dividend expense, including on securities sold short and/or reverse repurchase agreements, of 0.09%, 0.24%, 0.07%, 0.06% and 0.03% of average daily net assets for the years ended October 31, 2020, 2019, 2018, 2017 and 2016, respectively.

12	See Notes to Financial Statements.

Eaton Vance

Global Macro Absolute Return Advantage Fund

October 31, 2020

Financial Highlights — continued

	Class R

	Year Ended October 31,
	2020		2019		2018		2017	2016

Net asset value — Beginning of year	$10.120		$9.410		$10.440		$10.070	$10.010

Income (Loss) From Operations

Net investment income(1)	$0.526		$0.515		$0.451		$0.398	$0.435

Net realized and unrealized gain (loss)	0.064		0.195		(1.217)		0.104	0.237

Total income (loss) from operations	$0.590		$0.710		$(0.766)		$0.502	$0.672

Less Distributions

From net investment income	$(0.380)		$—		$(0.264)		$(0.132)	$(0.612)

Total distributions	$(0.380)		$—		$(0.264)		$(0.132)	$(0.612)

Net asset value — End of year	$10.330		$10.120		$9.410		$10.440	$10.070

Total Return(2)	5.97	%(3)	7.55	%(3)	(7.53	)%(3)	5.05%	7.05	%(4)

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$1,506		$1,566		$1,801		$2,294	$5,279

Ratios (as a percentage of average daily net assets):(5)

Expenses(6)	1.64	%(3)	1.79	%(3)	1.65	%(3)	1.74%	1.76%

Net investment income	5.18%		5.35%		4.50%		3.91%	4.46%

Portfolio Turnover of the Portfolio	80%		71%		75%		76%	97%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)

The investment adviser and administrator of the Fund and/or the investment adviser of the Portfolio reimbursed certain operating expenses (equal to 0.15%, 0.18% and 0.10% of average daily net assets for the years ended October 31, 2020, 2019 and 2018, respectively). Absent this reimbursement, total return would be lower.

(4)

During the year ended October 31, 2016, the Portfolio’s investment adviser reimbursed the Fund, through its investment in the Portfolio, for a net loss realized on the disposal of an investment which did not meet the Portfolio’s investment guidelines. The reimbursement was less than $0.01 per share and had no effect on total return for the year ended October 31, 2016.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)

Includes interest and dividend expense, including on securities sold short and/or reverse repurchase agreements, of 0.09%, 0.24%, 0.07%, 0.05% and 0.03% of average daily net assets for the years ended October 31, 2020, 2019, 2018, 2017 and 2016, respectively.

13	See Notes to Financial Statements.

Eaton Vance

Global Macro Absolute Return Advantage Fund

October 31, 2020

Financial Highlights — continued

	Class R6

	Year Ended October 31,						Period Ended October 31, 2017(1)
	2020		2019		2018

Net asset value — Beginning of period	$10.410		$9.640		$10.690		$10.530

Income (Loss) From Operations

Net investment income(2)	$0.576		$0.579		$0.534		$0.179

Net realized and unrealized gain (loss)	0.079		0.207		(1.245)		(0.019)

Total income (loss) from operations	$0.655		$0.786		$(0.711)		$0.160

Less Distributions

From net investment income	$(0.445)		$(0.016)		$(0.339)		$—

Total distributions	$(0.445)		$(0.016)		$(0.339)		$—

Net asset value — End of period	$10.620		$10.410		$9.640		$10.690

Total Return(3)	6.56	%(4)	8.07	%(4)	(6.88	)%(4)	1.52	%(5)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$699,477		$140,294		$173,234		$7,959

Ratios (as a percentage of average daily net assets):(6)

Expenses(7)	1.11	%(4)	1.26	%(4)	1.10	%(4)	1.20	%(8)

Net investment income	5.53%		5.86%		5.30%		3.97	%(8)

Portfolio Turnover of the Portfolio	80%		71%		75%		76	%(9)

(1)	For the period from commencement of operations on May 31, 2017 to October 31, 2017.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)

The investment adviser and administrator of the Fund and/or the investment adviser of the Portfolio reimbursed certain operating expenses (equal to 0.15%, 0.18% and 0.10% of average daily net assets for the years ended October 31, 2020, 2019 and 2018, respectively). Absent this reimbursement, total return would be lower.

(5)	Not annualized.

(6)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(7)

Includes interest expense, including on securities sold short and/or reverse repurchase agreements, of 0.09%, 0.24%, 0.08% and 0.11% of average daily net assets for the years ended October 31, 2020, 2019, 2018 and the period ended October 31, 2017, respectively.

(8)	Annualized.

(9)	For the Portfolio’s year ended October 31, 2017.

14	See Notes to Financial Statements.

Eaton Vance

Global Macro Absolute Return Advantage Fund

October 31, 2020

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Global Macro Absolute Return Advantage Fund (the Fund) is a non-diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers five classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Effective January 25, 2019, Class C shares generally automatically convert to Class A shares ten years after their purchase and, effective November 5, 2020, automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Class I, Class R and Class R6 shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Sub-accounting, recordkeeping and similar administrative fees payable to financial intermediaries, which are a component of transfer and dividend disbursing agent fees on the Statement of Operations, are not allocated to Class R6 shares. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Global Macro Absolute Return Advantage Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (91.2% at October 31, 2020). The performance of the Fund is directly affected by the performance of the Portfolio. The consolidated financial statements of the Portfolio, including the consolidated portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Consolidated Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal and Other Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

In addition to the requirements of the Internal Revenue Code, the Fund may also be required to recognize its pro-rata share of the capital gains taxes incurred by the Portfolio. In doing so, the daily net asset value would reflect the Fund’s pro-rata share of the estimated reserve for such taxes incurred by the Portfolio.

As of October 31, 2020, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

G  Other — Investment transactions are accounted for on a trade date basis.

15

Eaton Vance

Global Macro Absolute Return Advantage Fund

October 31, 2020

Notes to Financial Statements — continued

2  Distributions to Shareholders and Income Tax Information

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2020 and October 31, 2019 was as follows:

	Year Ended October 31,
	2020	2019

Ordinary income	$123,760,842	$2,074,626

During the year ended October 31, 2020, accumulated loss was increased by $30,975,879 and paid-in capital was increased by $30,975,879 due to the Fund’s use of equalization accounting. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2020, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed ordinary income	$137,101,197

Deferred capital losses	$(186,997,497)

Net unrealized depreciation	$(123,904,364)

At October 31, 2020, the Fund, for federal income tax purposes, had deferred capital losses of $186,997,497 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at October 31, 2020, $102,058,882 are short-term and $84,938,615 are long-term.

3  Investment Adviser and Administration Fee and Other Transactions with Affiliates

The investment adviser and administration fee is earned by Eaton Vance Management (EVM), a wholly-owned subsidiary of Eaton Vance Corp., as compensation for investment advisory and administrative services rendered to the Fund. The fee is computed at an annual rate of 1.00% of the Fund’s average daily net assets that are not invested in other investment companies for which EVM or its affiliates serve as investment adviser or administrator (“Investable Assets”) up to $500 million and is payable monthly. On Investable Assets of $500 million and over, the annual fee is reduced. For the year ended October 31, 2020, the Fund incurred no investment adviser and administration fee on Investable Assets. To the extent the Fund’s assets are invested in the Portfolio, the Fund is allocated its share of the Portfolio’s investment adviser fee. EVM has agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding such expenses as borrowing costs, taxes or litigation expenses) exceed 1.35%, 2.05%, 1.05%, 1.55% and 1.02% of the Fund’s average daily net assets for Class A, Class C, Class I, Class R and Class R6, respectively. This agreement may be changed or terminated after February 28, 2021. Pursuant to this agreement, EVM was allocated $3,169,790 of the Fund’s operating expenses for the year ended October 31, 2020. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Consolidated Financial Statements which are included elsewhere in this report.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2020, EVM earned $522,607 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $2,524 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2020. EVD also received distribution and service fees from Class A, Class C and Class R shares (see Note 4) and contingent deferred sales charges (see Note 5).

16

Eaton Vance

Global Macro Absolute Return Advantage Fund

October 31, 2020

Notes to Financial Statements — continued

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.30% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2020 amounted to $2,276,120 for Class A shares.

The Fund also has in effect distribution plans for Class C shares (Class C Plan) and Class R shares (Class R Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2020, the Fund paid or accrued to EVD $193,488 for Class C shares. The Class R Plan requires the Fund to pay EVD an amount up to 0.50% per annum of its average daily net assets attributable to Class R shares for providing ongoing distribution services and facilities to the Fund. The Trustees of the Trust have currently limited Class R distribution payments to 0.25% per annum of the average daily net assets attributable to Class R shares. For the year ended October 31, 2020, the Fund paid or accrued to EVD $3,445 for Class R shares.

Pursuant to the Class C and Class R Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2020 amounted to $64,496 and $3,445 for Class C and Class R shares, respectively.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within 12 months of purchase. Effective December 2, 2019, Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended October 31, 2020, the Fund was informed that EVD received approximately $800 of CDSCs paid by Class C shareholders and no CDSCs paid by Class A shareholders.

6  Investment Transactions

For the year ended October 31, 2020, increases and decreases in the Fund’s investment in the Portfolio aggregated $181,408,709 and $612,595,052, respectively.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2020	2019

Sales	16,323,345	79,735,722

Issued to shareholders electing to receive payments of distributions in Fund shares	3,045,761	—

Redemptions	(23,922,666)	(15,676,420)

Converted from Class C shares	143,133	74,538

Net increase (decrease)	(4,410,427)	64,133,840

17

Eaton Vance

Global Macro Absolute Return Advantage Fund

October 31, 2020

Notes to Financial Statements — continued

	Year Ended October 31,
Class C	2020	2019

Sales	82,532	217,557

Issued to shareholders electing to receive payments of distributions in Fund shares	78,569	—

Redemptions	(987,990)	(3,554,914)

Converted to Class A shares	(147,229)	(76,622)

Net decrease	(974,118)	(3,413,979)

	Year Ended October 31,
Class I	2020	2019

Sales	45,898,141	96,016,735

Issued to shareholders electing to receive payments of distributions in Fund shares	4,326,798	142,606

Redemptions	(128,093,023)	(284,625,500)

Net decrease	(77,868,084)	(188,466,159)

	Year Ended October 31,
Class R	2020	2019

Sales	44,409	22,204

Issued to shareholders electing to receive payments of distributions in Fund shares	5,584	—

Redemptions	(58,917)	(58,927)

Net decrease	(8,924)	(36,723)

	Year Ended October 31,
Class R6	2020	2019

Sales	68,115,804	4,920,002

Issued to shareholders electing to receive payments of distributions in Fund shares	1,356,376	11,092

Redemptions	(17,107,065)	(9,422,409)

Net increase (decrease)	52,365,115	(4,491,315)

8  Additional Information

On October 8, 2020, Morgan Stanley and Eaton Vance Corp. (“Eaton Vance”) announced that they had entered into a definitive agreement under which Morgan Stanley would acquire Eaton Vance. Under the Investment Company Act of 1940, as amended, consummation of this transaction may be deemed to result in the automatic termination of an Eaton Vance Fund’s investment advisory agreement, and, where applicable, any related sub-advisory agreement. On November 24, 2020, the Fund’s Board approved a new investment advisory and administrative agreement. The new investment advisory and administrative agreement will be presented to Fund shareholders for approval, and, if approved, would take effect upon consummation of the transaction. Shareholders of record of the Fund at the close of business on December 11, 2020 are entitled to be present and vote at a joint special meeting of shareholders to be held on February 18, 2021 and at any adjournments or postponements thereof.

18

Eaton Vance

Global Macro Absolute Return Advantage Fund

October 31, 2020

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Global Macro Absolute Return Advantage Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Eaton Vance Global Macro Absolute Return Advantage Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), as of October 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 22, 2020

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

19

Eaton Vance

Global Macro Absolute Return Advantage Fund

October 31, 2020

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2021 will show the tax status of all distributions paid to your account in calendar year 2020. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the foreign tax credit.

Qualified Dividend Income.  For the fiscal year ended October 31, 2020, the Fund designates approximately $748,617, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Foreign Tax Credit.  For the fiscal year ended October 31, 2020, the Fund paid foreign taxes of $2,434,865 and recognized foreign source income of $185,643,032.

20

Global Macro Absolute Return Advantage Portfolio

October 31, 2020

Consolidated Portfolio of Investments

Foreign Government Bonds — 60.1%
Security		Principal Amount (000’s omitted)	Value

Argentina — 0.4%

City of Buenos Aires, 7.50%, 6/1/27(1)	USD	16,728	$12,504,347

Total Argentina			$12,504,347

Bahrain — 5.5%

CBB International Sukuk Programme Co., 6.25%, 11/14/24(1)	USD	5,488	$5,933,214

Kingdom of Bahrain, 5.45%, 9/16/32(1)	USD	18,625	18,245,384

Kingdom of Bahrain, 5.625%, 9/30/31(1)	USD	10,006	9,934,072

Kingdom of Bahrain, 6.00%, 9/19/44(1)	USD	4,094	3,837,622

Kingdom of Bahrain, 6.75%, 9/20/29(1)	USD	11,473	12,446,876

Kingdom of Bahrain, 7.00%, 1/26/26(1)	USD	5,769	6,527,724

Kingdom of Bahrain, 7.00%, 10/12/28(1)	USD	35,975	39,797,636

Kingdom of Bahrain, 7.375%, 5/14/30(1)	USD	54,380	60,413,716

Kingdom of Bahrain, 7.50%, 9/20/47(1)	USD	8,632	9,148,461

Total Bahrain			$166,284,705

Barbados — 1.4%

Government of Barbados, 6.50%, 10/1/29(1)	USD	43,780	$42,575,758

Total Barbados			$42,575,758

Belarus — 1.2%

Republic of Belarus, 5.875%, 2/24/26(1)	USD	14,016	$13,370,143

Republic of Belarus, 6.378%, 2/24/31(1)	USD	24,910	23,597,492

Total Belarus			$36,967,635

Benin — 0.8%

Benin Government International Bond, 5.75%, 3/26/26(1)	EUR	21,263	$23,817,724

Total Benin			$23,817,724

Dominican Republic — 1.7%

Dominican Republic, 5.875%, 1/30/60(1)	USD	39,033	$37,471,680

Dominican Republic, 6.85%, 1/27/45(1)	USD	4,546	4,892,860

Dominican Republic, 7.45%, 4/30/44(1)	USD	6,949	7,967,028

Total Dominican Republic			$50,331,568

Ecuador — 0.8%

Republic of Ecuador, 0.50% to 7/31/21, 7/31/30(1)(2)	USD	17,630	$11,812,570

Republic of Ecuador, 0.50% to 7/31/21, 7/31/40(1)(2)	USD	25,058	12,529,286

Total Ecuador			$24,341,856

Security		Principal Amount (000’s omitted)	Value

Egypt — 4.4%

Arab Republic of Egypt, 6.375%, 4/11/31(1)	EUR	46,967	$52,482,577

Arab Republic of Egypt, 8.15%, 11/20/59(1)(3)	USD	20,369	19,285,369

Arab Republic of Egypt, 8.50%, 1/31/47(1)(3)	USD	9,499	9,471,301

Arab Republic of Egypt, 8.70%, 3/1/49(1)(3)	USD	43,230	43,681,581

Arab Republic of Egypt, 8.875%, 5/29/50(1)	USD	7,864	7,970,439

Total Egypt			$132,891,267

Gabon — 0.4%

Republic of Gabon, 6.625%, 2/6/31(1)	USD	13,772	$12,336,846

Total Gabon			$12,336,846

Georgia — 1.2%

Georgia Treasury Bond, 7.00%, 5/30/24	GEL	51,500	$15,346,362

Georgia Treasury Bond, 7.25%, 1/17/21	GEL	8,852	2,744,177

Georgia Treasury Bond, 7.375%, 9/27/23	GEL	12,110	3,670,492

Georgia Treasury Bond, 8.125%, 1/25/23	GEL	6,262	1,957,612

Georgia Treasury Bond, 9.375%, 4/9/22	GEL	43,335	13,747,013

Total Georgia			$37,465,656

Iceland — 2.0%

Republic of Iceland, 3.50%, 8/5/21	ISK	2,531,376	$18,241,338

Republic of Iceland, 6.50%, 1/24/31	ISK	4,650,242	42,984,457

Republic of Iceland, 8.00%, 6/12/25	ISK	32,541	286,395

Total Iceland			$61,512,190

Ivory Coast — 0.7%

Ivory Coast Government International Bond, 5.25%, 3/22/30(1)	EUR	19,942	$22,483,863

Total Ivory Coast			$22,483,863

Jordan — 1.0%

Jordan Government International Bond, 5.85%, 7/7/30(1)	USD	2,343	$2,364,592

Jordan Government International Bond, 7.375%, 10/10/47(1)	USD	26,710	27,695,189

Total Jordan			$30,059,781

Lebanon — 0.5%

Lebanese Republic, 6.25%, 11/4/24(1)(4)	USD	10,470	$1,557,412

Lebanese Republic, 6.25%, 6/12/25(1)(4)	USD	7,800	1,164,150

Lebanese Republic, 6.40%, 5/26/23(4)	USD	10,470	1,575,159

Lebanese Republic, 6.65%, 4/22/24(1)(4)	USD	29,480	4,237,750

Lebanese Republic, 6.65%, 2/26/30(1)(4)	USD	132	19,536

21	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2020

Consolidated Portfolio of Investments — continued

Security		Principal Amount (000’s omitted)	Value

Lebanon (continued)

Lebanese Republic, 6.75%, 11/29/27(1)(4)	USD	1,056	$157,227

Lebanese Republic, 6.85%, 5/25/29(4)	USD	13,921	2,067,547

Lebanese Republic, 7.00%, 12/3/24(4)	USD	4,878	725,602

Lebanese Republic, 7.00%, 3/20/28(1)(4)	USD	7,809	1,117,624

Lebanese Republic, 7.15%, 11/20/31(1)(4)	USD	12,224	1,785,437

Lebanese Republic, 8.20%, 5/17/33(4)	USD	4,223	601,778

Lebanese Republic, 8.25%, 5/17/34(4)	USD	3,507	499,748

Total Lebanon			$15,508,970

Mongolia — 0.1%

Mongolia Government International Bond, 5.125%, 4/7/26(1)	USD	1,474	$1,527,300

Total Mongolia			$1,527,300

New Zealand — 5.9%

New Zealand Government Bond, 2.50%, 9/20/35(1)(5)	NZD	90,651	$87,223,051

New Zealand Government Bond, 2.50%, 9/20/40(1)(5)	NZD	91,765	93,459,271

Total New Zealand			$180,682,322

Oman — 0.3%

Oman Government International Bond, 5.625%, 1/17/28(1)	USD	1,000	$916,190

Oman Government International Bond, 6.00%, 8/1/29(1)	USD	5,391	4,940,232

Oman Government International Bond, 6.75%, 1/17/48(1)	USD	4,709	3,869,550

Total Oman			$9,725,972

Romania — 4.7%

Romania Government International Bond, 3.375%, 1/28/50(1)	EUR	50,724	$61,639,124

Romania Government International Bond, 4.625%, 4/3/49(1)(3)	EUR	55,702	80,582,417

Total Romania			$142,221,541

Serbia — 7.8%

Serbia Treasury Bond, 4.50%, 1/11/26	RSD	4,442,590	$47,653,840

Serbia Treasury Bond, 4.50%, 8/20/32	RSD	947,330	9,684,610

Serbia Treasury Bond, 5.875%, 2/8/28	RSD	15,546,220	179,768,567

Total Serbia			$237,107,017

Suriname — 0.5%

Republic of Suriname, 9.25%, 10/26/26(1)	USD	27,730	$14,835,550

Total Suriname			$14,835,550

Security		Principal Amount (000’s omitted)	Value

Thailand — 1.7%

Thailand Government Bond, 1.25%, 3/12/28(1)(5)	THB	1,661,397	$51,875,344

Total Thailand			$51,875,344

Ukraine — 15.6%

Ukraine Government International Bond, 0.00%, GDP-Linked, 5/31/40(1)(6)(7)	USD	31,977	$27,801,763

Ukraine Government International Bond, 10.00%, 8/23/23	UAH	1,717,893	58,558,320

Ukraine Government International Bond, 11.67%, 11/22/23	UAH	1,317,779	46,763,253

Ukraine Government International Bond, 15.84%, 2/26/25(3)	UAH	8,685,064	343,590,571

Total Ukraine			$476,713,907

Uruguay — 1.5%

Republic of Uruguay, 3.875%, 7/2/40(5)	UYU	1,387,207	$37,154,449

Republic of Uruguay, 4.375%, 12/15/28(5)	UYU	358,203	9,407,204

Total Uruguay			$46,561,653

Total Foreign Government Bonds (identified cost $1,785,027,529)			$1,830,332,772

Foreign Corporate Bonds — 5.4%
Security		Principal Amount (000’s omitted)	Value

Belarus — 0.1%

Eurotorg LLC Via Bonitron DAC, 9.00%, 10/22/25(1)	USD	3,827	$3,846,135

Total Belarus			$3,846,135

Bulgaria — 0.4%

Eurohold Bulgaria AD, 6.50%, 12/7/22(1)	EUR	10,090	$11,132,080

Total Bulgaria			$11,132,080

Georgia — 0.3%

Georgia Capital JSC, 6.125%, 3/9/24(1)	USD	2,988	$2,928,240

Georgia Capital JSC, 6.125%, 3/9/24(6)	USD	2,580	2,528,400

Silknet JSC, 11.00%, 4/2/24(1)	USD	3,388	3,620,146

Total Georgia			$9,076,786

Iceland — 2.1%

Almenna Leigufelagid EHF, 6.65%, 1/26/28(8)	ISK	4,540,000	$35,326,462

22	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2020

Consolidated Portfolio of Investments — continued

Security		Principal Amount (000’s omitted)	Value

Iceland (continued)

Arion Banki HF, 6.00%, 4/12/24(1)	ISK	1,720,000	$13,520,425

Islandsbanki HF, 6.40%, 10/26/23	ISK	900,000	7,077,512

Landsbankinn HF, 5.00%, 11/23/23(1)	ISK	1,020,000	7,746,071

WOW Air HF, 0.00%(4)(8)(9)	EUR	121	0

WOW Air HF, 0.00% (3 mo. EURIBOR + 9.00%), 9/24/24(4)(8)	EUR	5,500	0

Total Iceland			$63,670,470

Indonesia — 0.1%

Jasa Marga (Persero) Tbk PT, 7.50%, 12/11/20(1)	IDR	27,880,000	$1,881,051

Total Indonesia			$1,881,051

Ireland — 0.7%

Aragvi Finance International DAC, 12.00%, 4/9/24(1)	USD	21,357	$22,371,458

Total Ireland			$22,371,458

Mexico — 0.0%(11)

Grupo Kaltex S.A. de CV, 8.875%, 4/11/22(1)	USD	1,779	$1,118,146

Total Mexico			$1,118,146

Netherlands — 0.5%

Ardshinbank CJSC Via Dilijan Finance BV, 6.50%, 1/28/25(1)	USD	16,608	$14,947,200

Total Netherlands			$14,947,200

Paraguay — 0.2%

Frigorifico Concepcion S.A., 10.25%, 1/29/25(1)	USD	6,760	$6,591,000

Total Paraguay			$6,591,000

United Kingdom — 0.2%

Ellaktor Value PLC, 6.375%, 12/15/24(1)	EUR	6,410	$6,450,112

Total United Kingdom			$6,450,112

Uzbekistan — 0.8%

Nederlandse Financierings-Maatschappij voor Ontwikkelingslanden NV (FMO), 15.00%, 12/8/22(1)	UZS	256,000,000	$24,583,994

Total Uzbekistan			$24,583,994

Total Foreign Corporate Bonds (identified cost $181,381,568)			$165,668,432

Sovereign Loans — 4.2%
Borrower	Principal Amount (000’s omitted)	Value

Ethiopia — 0.1%

Ethiopian Railways Corporation (Federal Democratic Republic of Ethiopia guaranteed), Term Loan, 4.06%, (6 mo. USD LIBOR + 3.75%), Maturing August 1, 2021(10)(12)	$2,156	$2,144,504

Total Ethiopia		$2,144,504

Kenya — 1.1%

Government of Kenya, Term Loan, 6.81%, (6 mo. USD LIBOR + 6.45%), Maturing June 29, 2025(10)	$29,835	$29,710,529

Government of Kenya, Term Loan, 6.95%, (6 mo. USD LIBOR + 6.70%), Maturing October 24, 2024(10)	3,977	3,960,056

Total Kenya		$33,670,585

Tanzania — 3.0%

Government of the United Republic of Tanzania, Term Loan, 5.61%, (6 mo. USD LIBOR + 5.20%), Maturing June 23, 2022(10)	$29,029	$29,447,860

Government of the United Republic of Tanzania, Term Loan, 5.78%, (6 mo. USD LIBOR + 5.20%), Maturing May 23, 2023(10)	62,871	63,922,136

Total Tanzania		$93,369,996

Total Sovereign Loans (identified cost $127,513,897)		$129,185,085

Senior Floating-Rate Loans — 0.1%
Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Argentina — 0.1%

Desarrolladora Energética S.A., Term Loan, 9.50%, Maturing July 18, 2020(4)(8)(14)	$2,607	$1,381,786

Total Argentina		$1,381,786

Total Senior Floating-Rate Loans (identified cost $2,607,143)		$1,381,786

23	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2020

Consolidated Portfolio of Investments — continued

Loan Participation Notes — 1.7%
Security		Principal Amount (000’s omitted)	Value

Uzbekistan — 1.7%

Daryo Finance BV (borrower - Uzbek Industrial and Construction Bank ATB), 18.75%, 6/15/23(1)(8)(15)	UZS	225,032,000	$22,876,657

Europe Asia Investment Finance BV (borrower - Joint Stock Commercial Bank “Asaka”), 18.70%, 7/26/23(1)(8)(15)	UZS	290,568,000	29,293,072

Total Uzbekistan			$52,169,729

Total Loan Participation Notes (identified cost $51,700,859)			$52,169,729

Collateralized Mortgage Obligations — 0.3%
Security		Principal Amount (000’s omitted)	Value

Federal Home Loan Mortgage Corp.:

Interest Only:(16)

Series 2770, Class SH, 6.952%, (7.10% - 1 mo. USD LIBOR), 3/15/34(17)		$1,203	$303,428

Series 4791, Class JI, 4.00%, 5/15/48		26,291	2,754,911

			$3,058,339

Federal National Mortgage Association:

Interest Only:(16)

Series 424, Class C8, 3.50%, 2/25/48		$27,560	$2,269,552

Series 2010-67, Class BI, 5.50%, 6/25/25		6	155

Series 2010-109, Class PS, 6.451%, (6.60% - 1 mo. USD LIBOR), 10/25/40(17)		2,793	591,203

Series 2018-21, Class IO, 3.00%, 4/25/48		27,311	2,332,542

Series 2018-58, Class BI, 4.00%, 8/25/48		4,248	422,214

			$5,615,666

Total Collateralized Mortgage Obligations (identified cost $27,995,740)			$8,674,005

U.S. Government Guaranteed Small Business Administration Loans(18)(19) — 1.1%
Security		Principal Amount (000’s omitted)	Value

1.63%, 11/20/42		$1,218	$79,464

1.88%, 10/30/42 to 12/28/42		10,630	753,020

2.13%, 1/25/43		1,680	130,987

Security	Principal Amount (000’s omitted)	Value

2.38%, 11/30/42 to 3/1/43	$6,080	$594,115

2.391%, 11/15/32 to 4/10/43(20)	51,464	4,329,723

2.63%, 10/27/42 to 3/20/43	9,856	992,794

2.857%, 4/12/27 to 3/10/43(20)	97,793	10,103,414

2.88%, 10/27/42 to 2/13/43	10,320	1,187,902

3.047%, 2/2/27 to 12/17/43(20)	104,961	11,475,663

3.13%, 10/12/42 to 2/15/43	5,589	753,621

3.38%, 12/18/42	660	96,553

3.63%, 10/27/42 to 3/28/43	23,571	3,580,406

Total U.S. Government Guaranteed Small Business Administration Loans (identified cost $35,879,568)		$34,077,662

Common Stocks — 4.7%
Security	Shares	Value

Argentina — 0.3%

Empresa Distribuidora Y Comercializadora Norte ADR(21)	68,659	$227,948

IRSA Inversiones y Representaciones S.A. ADR(21)	250,411	919,008

Loma Negra Cia Industrial Argentina S.A. ADR	429,400	1,837,832

Pampa Energia S.A. ADR(21)	171,000	2,017,800

Telecom Argentina S.A. ADR(21)	272,100	1,744,161

Transportadora de Gas del Sur S.A. ADR(21)	313,291	1,510,063

YPF S.A. ADR(21)	567,000	1,825,740

Total Argentina		$10,082,552

Belgium — 0.0%(11)

KBC Group NV(21)	7,400	$365,610

Total Belgium		$365,610

Cyprus — 0.2%

Bank of Cyprus Holdings PLC(21)	8,424,416	$4,457,795

Total Cyprus		$4,457,795

France — 0.1%(11)

BNP Paribas S.A.(21)	13,000	$453,372

Credit Agricole S.A.(21)	51,500	407,392

Societe Generale S.A.(21)	25,500	346,492

Total France		$1,207,256

Georgia — 0.1%

Georgia Capital PLC(21)	633,722	$3,021,353

Total Georgia		$3,021,353

24	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2020

Consolidated Portfolio of Investments — continued

Security	Shares	Value

Germany — 0.0%(11)

Deutsche Bank AG(21)	58,600	$541,531

Total Germany		$541,531

Greece — 0.3%

Alpha Bank AE(21)	1,784,700	$908,192

Eurobank Ergasias Services and Holdings S.A.(21)	3,832,200	1,281,524

Hellenic Telecommunications Organization S.A.	121,285	1,608,446

JUMBO S.A.	94,787	1,328,566

National Bank of Greece S.A.(21)	1,111,000	1,170,035

OPAP S.A.	170,909	1,382,666

Piraeus Bank S.A.(21)	1,025,200	788,627

Total Greece		$8,468,056

Iceland — 1.9%

Arion Banki HF(6)(21)	27,795,230	$16,485,813

Eik Fasteignafelag HF(21)	89,045,925	4,603,458

Eimskipafelag Islands HF(21)	7,239,370	9,613,962

Hagar HF(21)	27,817,695	10,720,128

Reginn HF(21)	37,885,938	4,316,811

Reitir Fasteignafelag HF	15,302,713	4,986,088

Siminn HF	148,207,338	7,828,134

Total Iceland		$58,554,394

Italy — 0.0%(11)

Intesa Sanpaolo SpA(21)	269,400	$447,232

UniCredit SpA(21)	54,000	404,427

Total Italy		$851,659

Mexico — 0.1%

Vista Oil & Gas SAB de CV ADR(21)	908,700	$1,808,313

Total Mexico		$1,808,313

Netherlands — 0.0%(11)

ING Groep NV(21)	74,100	$507,564

Total Netherlands		$507,564

Serbia — 0.1%

Komercijalna Banka AD Beograd(21)	133,148	$3,820,281

Total Serbia		$3,820,281

Singapore — 0.5%

Yoma Strategic Holdings, Ltd.(21)	79,369,266	$14,833,590

Total Singapore		$14,833,590

Security	Shares	Value

Spain — 0.0%(11)

Banco Bilbao Vizcaya Argentaria S.A.	133,000	$383,725

Banco Santander S.A.(21)	195,000	390,498

Total Spain		$774,223

Vietnam — 1.1%

Bank for Foreign Trade of Vietnam JSC	1,036,910	$3,724,029

Bank for Investment and Development of Vietnam JSC	845,160	1,408,896

Binh Minh Plastics JSC	73,100	171,606

Coteccons Construction JSC	239,670	583,947

Ho Chi Minh City Infrastructure Investment JSC	1,400,400	992,940

Hoa Phat Group JSC	2,552,026	3,372,084

KIDO Group Corp.	55,900	82,990

Masan Group Corp.(21)	863,000	3,126,492

Mobile World Investment Corp.	372,000	1,797,683

PetroVietnam Nhon Trach 2 Power JSC	859,040	842,858

Refrigeration Electrical Engineering Corp.	703,160	1,359,852

SSI Securities Corp.	1,394,992	1,033,008

Viet Capital Securities JSC	806,139	1,286,696

Vietnam Dairy Products JSC	841,296	3,930,791

Vietnam Prosperity JSC Bank(21)	1,746,682	1,782,859

Vietnam Technological & Commercial Joint Stock Bank(21)	1,408,200	1,387,669

Vingroup JSC(21)	1,246,080	5,731,997

Total Vietnam		$32,616,397

Total Common Stocks (identified cost $205,209,786)		$141,910,574

Rights — 0.0%
Security	Shares	Value

Ho Chi Minh City Infrastructure Investment JSC, Exp. 11/2/20	1,400,400	$0

Total Rights (identified cost $0)		$0

Warrants — 0.0%
Security	Shares	Value

Almenna Leigufelagid EHF, Exp. 1/25/22, Strike ISK 10.95(8)(21)	22,753,484	$0

Total Warrants (identified cost $0)		$0

25	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2020

Consolidated Portfolio of Investments — continued

Short-Term Investments — 16.2%

Foreign Government Securities — 4.0%
Security		Principal Amount (000’s omitted)	Value

Egypt — 3.7%

Egypt Treasury Bill, 0.00%, 1/12/21	EGP	336,325	$20,931,809

Egypt Treasury Bill, 0.00%, 3/30/21	EGP	163,300	9,922,635

Egypt Treasury Bill, 0.00%, 4/6/21	EGP	397,350	24,085,189

Egypt Treasury Bill, 0.00%, 6/15/21	EGP	243,050	14,335,106

Egypt Treasury Bill, 0.00%, 7/6/21	EGP	503,900	29,581,590

Egypt Treasury Bill, 0.00%, 7/13/21	EGP	105,300	6,166,541

Egypt Treasury Bill, 0.00%, 10/12/21	EGP	111,325	6,325,084

Total Egypt			$111,347,954

Georgia — 0.3%

Georgia Treasury Bill, 0.00%, 12/3/20	GEL	2,968	$914,046

Georgia Treasury Bill, 0.00%, 1/14/21	GEL	8,533	2,600,925

Georgia Treasury Bill, 0.00%, 2/11/21	GEL	21,479	6,513,882

Georgia Treasury Bill, 0.00%, 4/8/21	GEL	1,686	505,072

Total Georgia			$10,533,925

Total Foreign Government Securities (identified cost $121,031,058)			$121,881,879

U.S. Treasury Obligations — 1.8%
Security		Principal Amount (000’s omitted)	Value

U.S. Treasury Bill, 0.00%, 11/5/20(13)		$30,000	$29,999,846

U.S. Treasury Bill, 0.00%, 11/19/20(13)		25,000	24,999,143

Total U.S. Treasury Obligations (identified cost $54,998,724)			$54,998,989

Other — 10.4%
Description		Units	Value

Eaton Vance Cash Reserves Fund, LLC, 0.12%(22)		316,280,512	$316,280,512

Total Other (identified cost $316,280,512)			$316,280,512

Total Short-Term Investments (identified cost $492,310,294)			$493,161,380

Total Investments — 93.8% (identified cost $2,909,626,384)			$2,856,561,425

Securities Sold Short — (0.5)%

Common Stocks — (0.5)%
Security	Shares	Value

Ashmore Group PLC	(3,562,400)	$(16,481,613)

Total Common Stocks		$(16,481,613)

Total Securities Sold Short (proceeds $22,945,760)		$(16,481,613)

Other Assets, Less Liabilities — 6.7%		$205,640,036

Net Assets — 100.0%		$3,045,719,848

The percentage shown for each investment category in the Consolidated Portfolio of Investments is based on net assets.

(1)

Security exempt from registration under Regulation S of the Securities Act of 1933, as amended, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, as amended. At October 31, 2020, the aggregate value of these securities is $1,166,210,065 or 38.3% of the Portfolio’s net assets.

(2)	Step coupon security. Interest rate represents the rate in effect at October 31, 2020.

(3)	Security (or a portion thereof) has been pledged for the benefit of the counterparty for reverse repurchase agreements.

(4)	Issuer is in default with respect to interest and/or principal payments or has declared bankruptcy. For a variable rate security, interest rate has been adjusted to reflect non-accrual status.

(5)

Inflation-linked security whose principal is adjusted for inflation based on changes in a designated inflation index or inflation rate for the applicable country. Interest is calculated based on the inflation-adjusted principal.

(6)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At October 31, 2020, the aggregate value of these securities is $46,815,976 or 1.5% of the Portfolio’s net assets

(7)

Amounts payable in respect of the security are contingent upon and determined by reference to Ukraine’s GDP and Real GDP Growth Rate. Principal amount represents the notional amount used to calculate payments due to the security holder and does not represent an entitlement for payment.

(8)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 9).

(9)	Perpetual security with no stated maturity date but may be subject to calls by the issuer.

(10)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2020.

(11)	Amount is less than 0.05%.

(12)	Loan is subject to scheduled mandatory prepayments. Maturity date shown reflects the final maturity date.

26	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2020

Consolidated Portfolio of Investments — continued

(13)	Security (or a portion thereof) has been pledged to cover collateral requirements on open derivative contracts.

(14)	Fixed-rate loan.

(15)	Limited recourse note whose payments by the issuer are limited to amounts received by the issuer from the borrower pursuant to a loan agreement with the borrower.

(16)

Interest only security that entitles the holder to receive only interest payments on the underlying mortgages. Principal amount shown is the notional amount of the underlying mortgages on which coupon interest is calculated.

(17)	Inverse floating-rate security whose coupon varies inversely with changes in the interest rate index. The stated interest rate represents the coupon rate in effect at October 31, 2020.
(18)

Interest only security that entitles the holder to receive only a portion of the interest payments on the underlying loans. Principal amount shown is the notional amount of the underlying loans on which coupon interest is calculated.

(19)	Securities comprise a trust that is wholly-owned by the Portfolio and may only be sold on a pro rata basis with all securities in the trust.

(20)	The stated interest rate represents the weighted average fixed interest rate at October 31, 2020 of all interest only securities comprising the certificate.

(21)	Non-income producing security.

(22)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2020.

Forward Commodity Contracts(1)

Settlement Date	Deliver	In Exchange For	Counterparty	Value/Unrealized Appreciation (Depreciation)

2/2/21	United States Dollar 29,686,437	Gold 15,300 Troy Ounces	Citibank, N.A.	$(932,076)

2/2/21	United States Dollar 11,617,500	Gold 6,000 Troy Ounces	Citibank, N.A.	(341,280)

2/2/21	United States Dollar 29,381,630	Gold 15,300 Troy Ounces	Citibank, N.A.	(627,269)

2/2/21	United States Dollar 11,962,100	Gold 6,100 Troy Ounces	Citibank, N.A.	(497,943)

2/2/21	United States Dollar 30,059,145	Gold 15,300 Troy Ounces	Citibank, N.A.	(1,304,784)

2/2/21	United States Dollar 18,124,000	Gold 9,200 Troy Ounces	Citibank, N.A.	(833,796)

				$(4,537,148)

(1)	Non-deliverable contracts that are settled with the counterparty in cash.

Centrally Cleared Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Settlement Date	Value/Unrealized Appreciation (Depreciation)

EUR	120,100,804	USD	139,899,422	11/3/20	$(24,011)

EUR	670,303,994	USD	780,803,607	11/3/20	(134,010)

USD	786,529,686	EUR	670,303,994	11/3/20	5,860,089

USD	142,147,348	EUR	120,100,804	11/3/20	2,271,938

BRL	30,060,000	USD	5,208,081	11/4/20	30,724

BRL	30,060,000	USD	5,208,081	11/4/20	30,724

BRL	30,060,000	USD	5,334,107	11/4/20	(95,303)

BRL	30,060,000	USD	5,334,107	11/4/20	(95,303)

USD	5,235,702	BRL	30,060,000	11/4/20	(3,102)

27	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2020

Consolidated Portfolio of Investments — continued

Centrally Cleared Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Settlement Date	Value/Unrealized Appreciation (Depreciation)

USD	5,235,702	BRL	30,060,000	11/4/20	$(3,102)

USD	5,208,081	BRL	30,060,000	11/4/20	(30,724)

USD	5,208,081	BRL	30,060,000	11/4/20	(30,724)

PEN	10,589,902	USD	2,946,386	11/5/20	(17,381)

PEN	10,591,000	USD	2,946,692	11/5/20	(17,383)

PEN	836,000	USD	232,358	11/5/20	(1,133)

PEN	836,000	USD	232,358	11/5/20	(1,133)

PEN	7,712,500	USD	2,144,863	11/5/20	(11,704)

PEN	7,712,598	USD	2,144,891	11/5/20	(11,704)

PEN	19,211,000	USD	5,342,473	11/5/20	(29,004)

PEN	19,212,000	USD	5,342,751	11/5/20	(29,006)

NZD	28,178,400	USD	18,685,207	11/9/20	(53,653)

USD	2,280,327	NZD	3,400,047	11/9/20	32,216

RUB	608,350,000	USD	7,866,571	11/13/20	(217,513)

RUB	608,349,000	USD	7,879,410	11/13/20	(230,365)

RUB	730,019,000	USD	9,432,042	11/13/20	(253,185)

RUB	790,856,000	USD	10,218,297	11/13/20	(274,509)

RUB	804,116,000	USD	10,400,845	11/13/20	(290,332)

USD	15,388,560	RUB	1,220,798,433	11/13/20	38,912

USD	656,867	RUB	51,000,000	11/13/20	15,621

USD	18,473,830	RUB	1,471,755,175	11/13/20	(31,210)

USD	10,044,328	RUB	798,136,392	11/13/20	9,000

USD	8,651,721	NZD	13,188,800	11/16/20	(68,781)

USD	19,577,991	NZD	29,844,954	11/16/20	(155,644)

JPY	241,424,400	USD	2,269,496	11/19/20	36,878

NZD	911,229	USD	602,008	11/23/20	507

NZD	34,654	USD	22,895	11/23/20	19

JPY	10,414,057,390	USD	98,617,968	11/25/20	876,379

USD	55,187,547	JPY	5,827,804,962	11/25/20	(490,430)

GBP	35,063,000	USD	45,055,955	11/30/20	375,738

GBP	14,435,765	USD	18,549,958	11/30/20	154,695

USD	32,896,000	GBP	25,600,000	11/30/20	(274,332)

KRW	11,445,439,238	USD	9,655,187	12/1/20	409,330

KRW	10,890,745,562	USD	9,182,686	12/1/20	394,063

BRL	30,060,000	USD	5,231,033	12/2/20	507

BRL	30,060,000	USD	5,231,033	12/2/20	507

USD	921,266,587	EUR	790,404,798	12/2/20	133,254

USD	19,679,151	NZD	29,207,650	12/2/20	366,498

USD	8,535,615	NZD	12,668,496	12/2/20	158,964

USD	7,530	NZD	11,176	12/2/20	140

CHF	60,849,753	USD	66,178,585	12/7/20	250,279

NOK	291,820,100	USD	31,274,593	12/7/20	(711,614)

JPY	4,173,320,938	USD	39,326,580	12/8/20	552,079

28	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2020

Consolidated Portfolio of Investments — continued

Centrally Cleared Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Settlement Date	Value/Unrealized Appreciation (Depreciation)

KRW	23,006,077,600	USD	19,386,109	12/10/20	$846,276

KRW	43,336,500,000	USD	36,485,633	12/10/20	1,626,069

KRW	21,668,000,000	USD	18,250,887	12/10/20	804,744

CAD	11,164,478	USD	8,469,230	12/16/20	(87,545)

COP	9,975,363,000	USD	2,588,032	12/16/20	(15,666)

COP	9,975,463,000	USD	2,588,058	12/16/20	(15,666)

COP	10,552,400,000	USD	2,737,115	12/16/20	(15,948)

COP	10,552,500,000	USD	2,737,141	12/16/20	(15,948)

USD	22,400,671	CLP	17,616,112,000	12/16/20	(377,230)

USD	32,061,389	NZD	47,823,711	12/17/20	439,198

USD	140,288	ZAR	2,369,905	12/17/20	(4,590)

USD	20,328,867	ZAR	347,400,000	12/17/20	(908,558)

USD	34,673,328	ZAR	585,740,000	12/17/20	(1,134,412)

USD	74,163,783	ZAR	1,310,904,200	12/17/20	(5,975,046)

ZAR	241,669,900	USD	14,305,835	12/17/20	468,046

ZAR	82,429,100	USD	4,663,387	12/17/20	375,708

ZAR	91,566,000	USD	5,420,320	12/17/20	177,337

ZAR	91,566,000	USD	5,420,320	12/17/20	177,337

MXN	118,688,000	USD	5,568,677	12/18/20	(775)

MXN	118,688,000	USD	5,568,677	12/18/20	(775)

MXN	142,864,000	USD	6,702,982	12/18/20	(933)

USD	6,702,982	MXN	142,864,000	12/18/20	933

IDR	77,788,206,500	USD	5,148,468	1/4/21	80,638

IDR	77,788,206,500	USD	5,148,468	1/4/21	80,638

INR	318,100,000	USD	4,270,068	1/5/21	(28,522)

INR	318,100,000	USD	4,270,068	1/5/21	(28,522)

INR	468,294,500	USD	6,285,242	1/5/21	(41,001)

INR	468,294,500	USD	6,285,242	1/5/21	(41,001)

JPY	3,397,295,144	USD	32,216,049	1/7/21	266,230

USD	52,497,053	NZD	78,952,435	1/7/21	291,345

PHP	11,012,420	USD	226,314	1/11/21	180

USD	20,559	PHP	1,000,400	1/11/21	(16)

NZD	1,420,800	USD	931,714	1/13/21	7,761

USD	4,904	NZD	7,478	1/13/21	(41)

USD	38,640,152	NZD	58,923,582	1/13/21	(321,880)

KRW	6,862,662,816	USD	6,004,237	1/19/21	32,973

USD	33,901,415	NZD	50,876,289	1/19/21	260,493

USD	20,447,124	SGD	27,740,000	1/26/21	137,556

USD	14,897,737	SGD	20,211,313	1/26/21	100,223

USD	206,129	PHP	10,009,400	1/27/21	373

AUD	128,375,671	USD	91,445,842	1/28/21	(1,170,499)

USD	31,716,869	NZD	47,397,000	1/28/21	376,557

					$4,778,807

29	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2020

Consolidated Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

EUR	790,404,798	USD	920,703,029	BNP Paribas	11/3/20	$—	$(158,022)

MYR	22,939,223	USD	5,515,562	Morgan Stanley & Co. International PLC	11/3/20	5,310	—

MYR	22,939,223	USD	5,515,562	Morgan Stanley & Co. International PLC	11/3/20	5,310	—

MYR	22,939,223	USD	5,521,536	Morgan Stanley & Co. International PLC	11/3/20	—	(664)

MYR	22,939,223	USD	5,521,536	Morgan Stanley & Co. International PLC	11/3/20	—	(664)

USD	920,703,029	EUR	790,404,798	BNP Paribas	11/3/20	158,022	—

USD	5,515,562	MYR	22,939,223	Morgan Stanley & Co. International PLC	11/3/20	—	(5,310)

USD	5,515,562	MYR	22,939,223	Morgan Stanley & Co. International PLC	11/3/20	—	(5,310)

USD	5,504,973	MYR	22,939,223	Morgan Stanley & Co. International PLC	11/3/20	—	(15,899)

USD	5,504,973	MYR	22,939,223	Morgan Stanley & Co. International PLC	11/3/20	—	(15,899)

USD	2,216,825	CRC	1,315,442,000	Citibank, N.A.	11/5/20	54,598	—

USD	11,843,480	UAH	339,671,000	Bank of America, N.A.	11/6/20	—	(53,363)

CNH	55,277,982	USD	8,077,679	Citibank, N.A.	11/9/20	173,813	—

CNH	26,676,249	USD	3,898,156	Citibank, N.A.	11/9/20	83,879	—

CNH	26,676,249	USD	3,898,156	Citibank, N.A.	11/9/20	83,879	—

EGP	141,130,000	USD	8,647,672	Citibank, N.A.	11/9/20	321,631	—

EGP	94,090,000	USD	5,765,319	Citibank, N.A.	11/9/20	214,428	—

EGP	205,349,000	USD	12,582,659	HSBC Bank USA, N.A.	11/9/20	467,984	—

EGP	193,874,000	USD	10,934,800	JPMorgan Chase Bank, N.A.	11/9/20	1,386,567	—

RUB	404,058,000	USD	5,193,548	Standard Chartered Bank	11/9/20	—	(110,872)

RUB	404,058,000	USD	5,193,548	Standard Chartered Bank	11/9/20	—	(110,872)

USD	16,725,754	CNH	117,100,000	Citibank, N.A.	11/9/20	—	(754,075)

USD	26,859,193	CNH	188,025,899	Standard Chartered Bank	11/9/20	—	(1,207,935)

USD	11,726,841	EGP	193,874,000	HSBC Bank USA, N.A.	11/9/20	—	(594,526)

EGP	170,140,000	USD	10,404,525	Goldman Sachs International	11/10/20	404,481	—

EGP	318,893,000	USD	19,515,558	Goldman Sachs International	11/12/20	728,827	—

USD	5,542,765	UAH	156,416,830	BNP Paribas	11/13/20	76,525	—

USD	4,175,053	UAH	117,653,000	BNP Paribas	11/13/20	63,478	—

EGP	314,980,000	USD	19,312,078	HSBC Bank USA, N.A.	11/17/20	647,172	—

USD	4,186,209	UAH	119,600,000	Bank of America, N.A.	11/18/20	13,535	—

USD	8,625,287	CNH	58,060,000	Barclays Bank PLC	11/20/20	—	(34,635)

EUR	1,893,845	USD	2,210,411	BNP Paribas	11/30/20	—	(3,431)

EUR	726,204	USD	851,829	BNP Paribas	11/30/20	—	(5,553)

EUR	2,942,278	USD	3,451,261	BNP Paribas	11/30/20	—	(22,498)

EUR	790,404,798	USD	927,136,450	BNP Paribas	11/30/20	—	(6,043,684)

USD	264,005,593	EUR	225,070,741	BNP Paribas	11/30/20	1,720,962	—

USD	132,836,084	EUR	113,245,766	BNP Paribas	11/30/20	865,913	—

USD	117,931,714	EUR	100,539,454	BNP Paribas	11/30/20	768,756	—

USD	91,096,703	EUR	77,662,000	BNP Paribas	11/30/20	593,828	—

USD	71,099,026	EUR	60,613,528	BNP Paribas	11/30/20	463,470	—

USD	70,821,477	EUR	60,376,911	BNP Paribas	11/30/20	461,661	—

USD	48,961,829	EUR	41,741,066	BNP Paribas	11/30/20	319,165	—

USD	25,869,523	EUR	22,054,354	BNP Paribas	11/30/20	168,635	—

USD	23,877,375	EUR	20,356,002	BNP Paribas	11/30/20	155,648	—

USD	19,747,565	EUR	16,835,246	BNP Paribas	11/30/20	128,728	—

30	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2020

Consolidated Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

USD	17,282,787	EUR	14,733,967	BNP Paribas	11/30/20	$112,661	$—

USD	12,077,794	EUR	10,296,593	BNP Paribas	11/30/20	78,731	—

USD	11,638,228	EUR	9,921,852	BNP Paribas	11/30/20	75,866	—

USD	7,518,862	EUR	6,410,000	BNP Paribas	11/30/20	49,013	—

USD	6,451,442	EUR	5,500,000	BNP Paribas	11/30/20	42,055	—

USD	2,288,888	EUR	1,951,329	BNP Paribas	11/30/20	14,920	—

USD	3,317,754	UAH	95,548,000	Goldman Sachs International	11/30/20	—	(2,544)

USD	3,317,778	UAH	95,552,000	Goldman Sachs International	11/30/20	—	(2,659)

KRW	33,083,265,000	USD	27,878,082	Australia and New Zealand Banking Group Limited	12/1/20	1,213,602	—

KRW	17,888,172,200	USD	15,393,421	Australia and New Zealand Banking Group Limited	12/1/20	336,497	—

MYR	14,144,299	USD	3,394,360	Goldman Sachs International	12/2/20	—	(2,371)

MYR	14,144,299	USD	3,394,360	Goldman Sachs International	12/2/20	—	(2,371)

MYR	7,496,478	USD	1,801,259	Goldman Sachs International	12/2/20	—	(3,505)

MYR	7,496,478	USD	1,801,259	Goldman Sachs International	12/2/20	—	(3,505)

USD	21,079,792	UAH	609,206,000	Bank of America, N.A.	12/7/20	—	(42,940)

EGP	149,000,000	USD	9,186,190	Citibank, N.A.	12/8/20	188,292	—

USD	15,200,347	UAH	438,530,000	Goldman Sachs International	12/8/20	99	—

CNH	41,458,486	USD	6,048,625	Citibank, N.A.	12/9/20	126,553	—

CNH	20,007,187	USD	2,918,968	Citibank, N.A.	12/9/20	61,072	—

CNH	20,007,187	USD	2,918,968	Citibank, N.A.	12/9/20	61,072	—

KRW	11,972,349,015	USD	10,142,761	Australia and New Zealand Banking Group Limited	12/10/20	386,160	—

USD	5,685,880	ZAR	92,090,000	Standard Chartered Bank	12/14/20	54,196	—

EGP	430,165,000	USD	26,689,313	Citibank, N.A.	12/16/20	319,714	—

EGP	260,033,000	USD	16,138,588	Citibank, N.A.	12/16/20	188,259	—

USD	28,571,429	OMR	11,800,000	BNP Paribas	12/21/20	—	(2,051,723)

EGP	163,263,000	USD	9,348,010	Citibank, N.A.	12/24/20	882,006	—

EGP	117,540,000	USD	7,264,524	Goldman Sachs International	12/24/20	100,501	—

EGP	88,500,000	USD	5,466,337	Goldman Sachs International	12/24/20	79,049	—

EGP	78,325,000	USD	4,851,347	Goldman Sachs International	12/24/20	56,476	—

USD	2,175,345	EGP	36,263,000	Goldman Sachs International	12/24/20	—	(96,885)

USD	14,446,196	UAH	421,540,000	BNP Paribas	1/5/21	—	(39,466)

CNH	55,277,981	USD	8,044,997	Bank of America, N.A.	1/11/21	168,515	—

CNH	26,676,250	USD	3,882,384	Bank of America, N.A.	1/11/21	81,323	—

CNH	26,676,250	USD	3,882,384	Bank of America, N.A.	1/11/21	81,323	—

CNH	55,277,981	USD	8,044,646	UBS AG	1/11/21	168,867	—

CNH	26,676,250	USD	3,882,215	UBS AG	1/11/21	81,492	—

CNH	26,676,250	USD	3,882,215	UBS AG	1/11/21	81,492	—

EGP	250,092,500	USD	15,500,000	Goldman Sachs International	1/11/21	90,603	—

EGP	48,450,000	USD	3,000,000	Goldman Sachs International	1/11/21	20,341	—

EGP	290,000,000	USD	18,034,826	HSBC Bank USA, N.A.	1/11/21	43,585	—

EGP	32,370,000	USD	2,000,000	HSBC Bank USA, N.A.	1/11/21	17,925	—

USD	9,696,712	UAH	283,144,000	Bank of America, N.A.	1/11/21	—	(15,133)

31	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2020

Consolidated Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

USD	6,424,828	UAH	186,320,000	BNP Paribas	1/11/21	$34,047	$—

TRY	37,893,000	USD	4,651,483	Standard Chartered Bank	1/13/21	—	(287,687)

TRY	99,490,000	USD	12,167,895	Standard Chartered Bank	1/13/21	—	(710,527)

TRY	124,277,500	USD	15,208,652	Standard Chartered Bank	1/13/21	—	(896,731)

TRY	124,220,000	USD	15,208,251	Standard Chartered Bank	1/13/21	—	(902,951)

USD	1,692,979	CRC	1,028,400,000	Citibank, N.A.	1/13/21	7,119	—

USD	2,167,104	TRY	17,400,000	Citibank, N.A.	1/13/21	163,303	—

USD	15,208,441	TRY	129,728,000	Standard Chartered Bank	1/13/21	268,834	—

USD	15,208,564	TRY	130,527,500	Standard Chartered Bank	1/13/21	176,886	—

USD	12,562,391	TRY	108,225,000	Standard Chartered Bank	1/13/21	99,092	—

USD	7,747,763	UAH	225,150,000	Bank of America, N.A.	1/13/21	29,878	—

EGP	60,356,250	USD	3,750,000	HSBC Bank USA, N.A.	1/18/21	3,833	—

USD	1,713,604	CRC	1,041,100,000	Citibank, N.A.	1/20/21	7,871	—

CNH	10,651,064	USD	1,580,276	Goldman Sachs International	1/21/21	1,152	—

CNH	10,651,064	USD	1,580,276	Goldman Sachs International	1/21/21	1,152	—

USD	7,269,942	CNH	48,999,431	Goldman Sachs International	1/21/21	—	(5,300)

USD	3,429,159	CRC	2,083,900,000	Citibank, N.A.	1/21/21	15,178	—

EGP	488,721,000	USD	30,483,144	HSBC Bank USA, N.A.	1/26/21	—	(167,783)

THB	1,424,220,000	USD	45,452,863	Standard Chartered Bank	1/26/21	228,060	—

USD	56,131,167	THB	1,758,814,001	Standard Chartered Bank	1/26/21	—	(281,638)

USD	2,828,051	CRC	1,727,600,000	Citibank, N.A.	1/28/21	—	(648)

USD	4,976,645	UAH	145,965,000	Bank of America, N.A.	1/29/21	—	(2,292)

USD	4,976,633	UAH	146,313,000	Bank of America, N.A.	1/29/21	—	(14,175)

MYR	22,939,223	USD	5,495,741	Morgan Stanley & Co. International PLC	2/2/21	—	(1,906)

MYR	22,939,223	USD	5,495,741	Morgan Stanley & Co. International PLC	2/2/21	—	(1,906)

EGP	786,746,000	USD	45,938,690	Goldman Sachs International	2/8/21	2,662,512	—

USD	43,500,452	EGP	786,746,000	HSBC Bank USA, N.A.	2/8/21	—	(5,100,750)

USD	12,311,703	UAH	362,949,000	Bank of America, N.A.	2/22/21	23,450	—

TRY	15,300,000	USD	2,021,581	Citibank, N.A.	2/26/21	—	(297,691)

TRY	29,589,900	USD	3,958,602	Citibank, N.A.	2/26/21	—	(624,634)

TRY	19,154,911	USD	2,562,496	Standard Chartered Bank	2/26/21	—	(404,264)

TRY	122,354,400	USD	16,350,370	Standard Chartered Bank	2/26/21	—	(2,564,394)

TRY	203,778,000	USD	27,250,334	Standard Chartered Bank	2/26/21	—	(4,290,157)

TRY	203,750,000	USD	27,250,234	Standard Chartered Bank	2/26/21	—	(4,293,212)

USD	21,734,832	TRY	151,656,000	Standard Chartered Bank	2/26/21	4,647,371	—

USD	17,388,063	TRY	121,031,800	Standard Chartered Bank	2/26/21	3,751,108	—

USD	17,388,173	TRY	121,062,200	Standard Chartered Bank	2/26/21	3,747,792	—

USD	10,867,504	TRY	76,002,500	Standard Chartered Bank	2/26/21	2,304,113	—

USD	10,102,502	TRY	76,610,000	Standard Chartered Bank	2/26/21	1,470,662	—

USD	3,517,498	TRY	25,530,000	Standard Chartered Bank	2/26/21	640,969	—

USD	2,840,198	TRY	21,000,000	Standard Chartered Bank	2/26/21	474,076	—

USD	93,722	TRY	745,211	Standard Chartered Bank	2/26/21	9,757	—

USD	41,519	TRY	289,500	Standard Chartered Bank	2/26/21	8,901	—

USD	1,387,729	EGP	24,202,000	Goldman Sachs International	3/8/21	—	(95,094)

32	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2020

Consolidated Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

USD	2,947,190	EGP	51,399,000	Goldman Sachs International	3/8/21	$—	$(201,956)

USD	2,947,190	EGP	51,399,000	Goldman Sachs International	3/8/21	—	(201,956)

USD	15,116,251	BHD	5,726,036	Standard Chartered Bank	3/11/21	—	(47,651)

USD	12,596,983	SAR	47,604,000	Standard Chartered Bank	3/11/21	—	(88,534)

USD	13,934,265	OMR	5,681,000	BNP Paribas	3/15/21	—	(769,911)

USD	20,203,166	BHD	7,651,000	Standard Chartered Bank	3/16/21	—	(57,383)

USD	70,240,195	AED	258,800,000	BNP Paribas	4/5/21	—	(208,303)

AED	400,000,000	USD	108,663,171	BNP Paribas	4/8/21	221,380	—

USD	40,013,843	AED	147,415,000	BNP Paribas	4/8/21	—	(114,197)

USD	80,028,140	AED	294,751,643	BNP Paribas	4/8/21	—	(206,611)

USD	70,473,173	AED	259,672,500	BNP Paribas	4/8/21	—	(212,636)

USD	139,374,949	AED	513,540,937	BNP Paribas	4/12/21	—	(416,224)

USD	146,852,095	AED	540,959,063	Morgan Stanley & Co. International PLC	4/12/21	—	(402,576)

TRY	745,211	USD	90,252	Standard Chartered Bank	5/17/21	—	(9,549)

TRY	24,673,000	USD	3,002,246	Standard Chartered Bank	5/17/21	—	(330,272)

TRY	74,724,186	USD	9,074,048	Standard Chartered Bank	5/17/21	—	(981,755)

TRY	74,749,500	USD	9,085,396	Standard Chartered Bank	5/17/21	—	(990,362)

TRY	74,680,000	USD	9,085,231	Standard Chartered Bank	5/17/21	—	(997,723)

TRY	74,683,000	USD	9,085,596	Standard Chartered Bank	5/17/21	—	(997,764)

TRY	74,645,000	USD	9,086,500	Standard Chartered Bank	5/17/21	—	(1,002,783)

TRY	74,567,500	USD	9,085,361	Standard Chartered Bank	5/17/21	—	(1,010,036)

TRY	73,960,000	USD	9,086,068	Standard Chartered Bank	5/17/21	—	(1,076,533)

TRY	149,100,000	USD	18,171,992	Standard Chartered Bank	5/17/21	—	(2,025,134)

USD	27,894,973	TRY	223,634,000	Standard Chartered Bank	5/17/21	3,676,419	—

USD	15,022,295	TRY	115,376,332	Standard Chartered Bank	5/17/21	2,527,558	—

USD	13,947,518	TRY	112,682,000	Standard Chartered Bank	5/17/21	1,744,566	—

USD	8,368,540	TRY	66,080,500	Standard Chartered Bank	5/17/21	1,212,319	—

USD	5,579,001	TRY	43,572,000	Standard Chartered Bank	5/17/21	860,350	—

USD	5,579,028	TRY	43,628,000	Standard Chartered Bank	5/17/21	854,312	—

USD	5,578,968	TRY	43,767,000	Standard Chartered Bank	5/17/21	839,199	—

USD	5,579,007	TRY	44,222,000	Standard Chartered Bank	5/17/21	789,964	—

USD	460,958	TRY	3,565,565	Standard Chartered Bank	5/17/21	74,824	—

USD	6,119,316	GHS	41,183,000	ICBC Standard Bank plc	5/24/21	—	(353,138)

USD	2,625,328	GHS	17,596,000	Standard Chartered Bank	5/24/21	—	(140,116)

USD	1,300,599	GHS	8,688,000	JPMorgan Chase Bank, N.A.	5/28/21	—	(62,302)

USD	1,097,978	GHS	7,329,000	JPMorgan Chase Bank, N.A.	6/2/21	—	(49,074)

USD	3,571,810	GHS	24,074,000	Standard Chartered Bank	6/4/21	—	(192,494)

USD	3,542,668	GHS	24,037,000	JPMorgan Chase Bank, N.A.	6/7/21	—	(210,645)

USD	2,216,842	GHS	14,742,000	ICBC Standard Bank plc	6/14/21	—	(77,665)

USD	1,288,576	GHS	8,685,000	Standard Chartered Bank	6/16/21	—	(61,951)

USD	1,286,476	GHS	8,685,000	Standard Chartered Bank	6/18/21	—	(62,810)

USD	1,772,761	GHS	11,975,000	ICBC Standard Bank plc	6/21/21	—	(85,093)

USD	1,639,881	GHS	11,020,000	JPMorgan Chase Bank, N.A.	6/23/21	—	(68,243)

USD	2,269,357	GHS	15,182,000	JPMorgan Chase Bank, N.A.	7/1/21	—	(75,289)

USD	2,250,827	GHS	14,968,000	JPMorgan Chase Bank, N.A.	7/12/21	—	(49,216)

33	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2020

Consolidated Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

USD	1,921,019	OMR	754,000	BNP Paribas	8/19/21	$—	$(18,173)

USD	43,018,585	OMR	16,897,700	BNP Paribas	8/23/21	—	(431,160)

USD	26,816,272	OMR	10,530,750	BNP Paribas	8/26/21	—	(257,675)

KES	764,700,000	USD	6,460,252	Standard Chartered Bank	10/12/21	43,468	—

KES	509,790,000	USD	4,306,750	Standard Chartered Bank	10/12/21	28,978	—

USD	6,079,569	OMR	2,390,000	Standard Chartered Bank	10/12/21	—	(50,089)

GEL	38,944,800	USD	11,242,725	Goldman Sachs International	10/21/21	—	(51,691)

USD	18,442,153	OMR	7,245,000	Bank of America, N.A.	10/28/21	—	(123,851)

USD	35,659,705	OMR	14,000,000	Credit Agricole Corporate and Investment Bank	10/28/21	—	(216,634)

USD	47,974,561	OMR	18,858,800	Bank of America, N.A.	11/4/21	—	(335,809)

USD	40,155,317	AED	148,012,500	BNP Paribas	1/31/22	—	(92,953)

USD	43,217,150	AED	159,291,500	BNP Paribas	2/3/22	—	(97,371)

USD	42,719,148	AED	157,394,000	BNP Paribas	2/22/22	—	(74,469)

USD	19,404,125	OMR	7,620,000	Standard Chartered Bank	2/22/22	—	(19,968)

USD	38,900,204	OMR	15,280,000	Standard Chartered Bank	2/22/22	—	(49,947)

USD	12,633,111	BHD	4,816,500	Bank of America, N.A.	3/14/22	—	(61,853)

USD	9,612,169	OMR	4,139,000	BNP Paribas	3/14/22	—	(929,106)

USD	25,194,536	SAR	95,903,000	Standard Chartered Bank	3/14/22	—	(307,378)

USD	60,660,554	SAR	230,838,000	Standard Chartered Bank	3/14/22	—	(722,414)

USD	17,011,383	BHD	6,518,000	BNP Paribas	3/16/22	—	(167,724)

USD	25,249,372	BHD	9,636,500	Standard Chartered Bank	3/16/22	—	(148,981)

USD	12,624,854	BHD	4,866,250	Standard Chartered Bank	3/16/22	—	(200,834)

USD	25,617,465	SAR	97,103,000	BNP Paribas	3/24/22	—	(201,439)

USD	38,426,649	SAR	145,637,000	HSBC Bank USA, N.A.	3/24/22	—	(297,053)

USD	45,976,495	SAR	174,090,000	Standard Chartered Bank	3/28/22	—	(311,119)

OMR	7,500,000	USD	18,796,992	BNP Paribas	8/29/22	161,899	—

USD	23,292,293	OMR	9,293,625	BNP Paribas	8/29/22	—	(200,618)

						$49,610,817	$(51,556,248)

Futures Contracts

Description	Number of Contracts	Position	Expiration Date	Notional Amount	Value/Unrealized Appreciation (Depreciation)

Commodity Futures

WTI Crude Oil	(211)	Short	11/19/20	$(7,551,690)	$1,058,887

Equity Futures

E-mini S&P 500 Index	97	Long	12/18/20	15,833,795	(632,702)

TOPIX Index	195	Long	12/10/20	29,458,584	(687,974)

MSCI Emerging Markets Index	(274)	Short	12/18/20	(15,096,030)	193,817

34	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2020

Consolidated Portfolio of Investments — continued

Futures Contracts (continued)

Description	Number of Contracts	Position	Expiration Date	Notional Amount	Value/Unrealized Appreciation (Depreciation)

Interest Rate Futures

Australia 10-Year Bond	569	Long	12/15/20	$59,798,215	$636,433

Euro-Bobl	(239)	Short	12/8/20	(37,819,600)	(184,029)

Euro-Bund	(122)	Short	12/8/20	(25,028,679)	(164,560)

Euro-Buxl	(146)	Short	12/8/20	(38,898,101)	(1,384,819)

U.S. 5-Year Treasury Note	(117)	Short	12/31/20	(14,695,383)	23,380

U.S. 10-Year Treasury Note	(442)	Short	12/21/20	(61,092,688)	450,222

U.S. 10-Year Ultra-Long Treasury Bond	(28)	Short	12/21/20	(4,403,875)	59,763

U.S. Long Treasury Bond	(207)	Short	12/21/20	(35,701,031)	746,007

U.S. Ultra-Long Treasury Bond	(185)	Short	12/21/20	(39,775,000)	712,469

					$826,894

Centrally Cleared Inflation Swaps

Notional Amount (000’s omitted)		Portfolio Pays/Receives Return on Reference Index	Reference Index	Portfolio Pays/Receives Rate	Annual Rate	Termination Date	Value/Unrealized Appreciation (Depreciation)

EUR	56,810	Pays	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Receives	0.62% (pays upon termination)	3/15/28	$(255,532)

EUR	11,623	Receives	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Pays	1.57% (pays upon termination)	8/15/32	(1,552,865)

EUR	11,653	Receives	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Pays	1.59% (pays upon termination)	8/15/32	(1,598,693)

EUR	11,378	Receives	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Pays	1.60% (pays upon termination)	8/15/32	(1,601,913)

EUR	11,446	Receives	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Pays	1.64% (pays upon termination)	10/15/32	(1,685,667)

EUR	15,315	Receives	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Pays	1.74% (pays upon termination)	2/15/33	(2,617,065)

EUR	11,623	Pays	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Receives	1.77% (pays upon termination)	8/15/42	2,917,169

EUR	11,653	Pays	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Receives	1.78% (pays upon termination)	8/15/42	2,940,736

35	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2020

Consolidated Portfolio of Investments — continued

Centrally Cleared Inflation Swaps (continued)

Notional Amount (000’s omitted)		Portfolio Pays/Receives Return on Reference Index	Reference Index	Portfolio Pays/Receives Rate	Annual Rate	Termination Date	Value/Unrealized Appreciation (Depreciation)

EUR	11,378	Pays	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Receives	1.79% (pays upon termination)	8/15/42	$2,962,899

EUR	11,446	Pays	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Receives	1.85% (pays upon termination)	10/15/42	3,237,532

EUR	15,315	Pays	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Receives	1.93% (pays upon termination)	2/15/43	4,974,727

EUR	3,065	Pays	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Receives	1.90% (pays upon termination)	8/4/47	1,116,933

EUR	3,065	Pays	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Receives	1.89% (pays upon termination)	8/7/47	1,097,366

EUR	8,521	Pays	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Receives	1.95% (pays upon termination)	12/15/47	3,408,723

EUR	4,350	Pays	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Receives	1.10% (pays upon termination)	3/12/50	(425,509)

USD	43,660	Pays	Return on CPI-U (NSA) (pays upon termination)	Receives	1.00% (pays upon termination)	3/12/27	(2,327,412)

USD	36,500	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.17% (pays upon termination)	10/26/27	(1,191,036)

USD	14,000	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.23% (pays upon termination)	1/17/28	(624,273)

USD	14,682	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.35% (pays upon termination)	2/6/28	(821,627)

USD	27,996	Pays	Return on CPI-U (NSA) (pays upon termination)	Receives	2.41% (pays upon termination)	2/6/33	2,316,074

USD	27,996	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.42% (pays upon termination)	2/6/43	(3,784,901)

USD	4,128	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.16% (pays upon termination)	8/4/47	(192,243)

USD	4,128	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.15% (pays upon termination)	8/7/47	(171,042)

USD	5,209	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.13% (pays upon termination)	8/22/47	(179,593)

USD	5,178	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.15% (pays upon termination)	8/25/47	(207,211)

USD	5,163	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.15% (pays upon termination)	9/1/47	(211,947)

USD	4,498	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.22% (pays upon termination)	10/5/47	(308,687)

36	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2020

Consolidated Portfolio of Investments — continued

Centrally Cleared Inflation Swaps (continued)

Notional Amount (000’s omitted)		Portfolio Pays/Receives Return on Reference Index	Reference Index	Portfolio Pays/Receives Rate	Annual Rate	Termination Date	Value/Unrealized Appreciation (Depreciation)

USD	14,130	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.26% (pays upon termination)	12/7/47	$(1,286,071)

USD	5,824	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.42% (pays upon termination)	6/8/48	(956,863)

							$2,972,009

CPI-U (NSA)	–	Consumer Price Index All Urban Non-Seasonally Adjusted

HICP	–	Harmonised Indices of Consumer Prices

Inflation Swaps

Counterparty	Notional Amount (000’s omitted)	Portfolio Pays/Receives Return on Reference Index	Reference Index	Portfolio Pays/Receives Rate	Annual Rate	Termination Date	Value/Unrealized Appreciation (Depreciation)

Bank of America, N.A.	$87,363	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	1.97% (pays upon termination)	6/23/27	$(1,168,932)

							$(1,168,932)

CPI-U (NSA)	–	Consumer Price Index All Urban Non-Seasonally Adjusted

Centrally Cleared Interest Rate Swaps

Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

BRL	3,674,499	Receives	Brazil CETIP Interbank Deposit Rate (pays upon termination)	3.44% (pays upon termination)	1/3/22	$(714,881)	$—	$(714,881)

BRL	2,244,640	Pays	Brazil CETIP Interbank Deposit Rate (pays upon termination)	2.92% (pays upon termination)	1/3/22	(1,200,971)	—	(1,200,971)

BRL	1,544,575	Pays	Brazil CETIP Interbank Deposit Rate (pays upon termination)	3.08% (pays upon termination)	1/3/22	(782,555)	—	(782,555)

BRL	463,519	Receives	Brazil CETIP Interbank Deposit Rate (pays upon termination)	3.42% (pays upon termination)	1/3/22	(67,310)	—	(67,310)

BRL	354,128	Pays	Brazil CETIP Interbank Deposit Rate (pays upon termination)	2.77% (pays upon termination)	1/3/22	(365,232)	—	(365,232)

37	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2020

Consolidated Portfolio of Investments — continued

Centrally Cleared Interest Rate Swaps (continued)

Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

CAD	84,020	Receives	3-month Canadian Bankers Acceptances (pays quarterly)	1.80% (pays semi-annually)	6/11/24	$(3,191,633)	$—	$(3,191,633)

CAD	41,620	Receives	3-month Canadian Bankers Acceptances (pays quarterly)	1.71% (pays semi-annually)	2/19/25	(1,463,068)	—	(1,463,068)

CAD	36,300	Receives	3-month Canadian Bankers Acceptances (pays quarterly)	1.70% (pays semi-annually)	2/19/25	(1,268,412)	—	(1,268,412)

CAD	46,740	Receives	3-month Canadian Bankers Acceptances (pays quarterly)	0.88% (pays semi-annually)	6/5/25	(303,975)	—	(303,975)

CAD	19,729	Receives	3-month Canadian Bankers Acceptances (pays quarterly)	1.04% (pays semi-annually)	8/19/30	121,473	(211)	121,262

CAD	12,950	Receives	3-month Canadian Bankers Acceptances (pays quarterly)	1.03% (pays semi-annually)	8/19/30	84,543	(137)	84,406

CLP	18,211,700	Receives	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	1.53% (pays semi-annually)	5/11/25	(475,493)	—	(475,493)

CLP	8,969,940	Receives	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	1.48% (pays semi-annually)	5/13/25	(203,698)	—	(203,698)

CLP	8,969,940	Receives	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	1.41% (pays semi-annually)	5/14/25	(165,095)	—	(165,095)

CLP	17,939,880	Receives	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	1.35% (pays semi-annually)	5/15/25	(296,451)	—	(296,451)

CLP	26,094,380	Receives	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	1.24% (pays semi-annually)	5/19/25	(218,906)	—	(218,906)

CNY	820,290	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.34% (pays quarterly)	7/27/22	(164,079)	—	(164,079)

CNY	793,000	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.34% (pays quarterly)	7/27/22	(158,620)	—	(158,620)

COP	86,746,200	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	3.84% (pays quarterly)	5/5/25	(890,083)	—	(890,083)

COP	15,180,600	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	3.85% (pays quarterly)	5/6/25	(185,434)	—	(185,434)

COP	100,029,200	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	3.70% (pays quarterly)	5/7/25	(927,890)	—	(927,890)

38	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2020

Consolidated Portfolio of Investments — continued

Centrally Cleared Interest Rate Swaps (continued)

Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

COP	11,171,900	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	3.49% (pays quarterly)	5/13/25	$(67,602)	$—	$(67,602)

COP	11,171,850	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	3.54% (pays quarterly)	5/14/25	(73,973)	—	(73,973)

COP	40,662,300	Pays	Colombia Overnight Interbank Reference Rate (pays quarterly)	3.19% (pays quarterly)	6/4/25	88,048	—	88,048

COP	61,940,900	Pays	Colombia Overnight Interbank Reference Rate (pays quarterly)	3.26% (pays quarterly)	6/5/25	179,035	—	179,035

COP	85,106,600	Pays	Colombia Overnight Interbank Reference Rate (pays quarterly)	3.34% (pays quarterly)	6/8/25	322,501	—	322,501

COP	41,729,700	Pays	Colombia Overnight Interbank Reference Rate (pays quarterly)	3.44% (pays quarterly)	6/9/25	207,276	—	207,276

EUR	9,682	Receives	6-month EURIBOR (pays semi-annually)	0.11% (pays annually)	7/23/29	(459,509)	34,350	(425,159)

EUR	5,493	Receives	6-month EURIBOR (pays semi-annually)	0.11% (pays annually)	7/23/29	(262,767)	54,637	(208,130)

EUR	10,400	Receives	6-month EURIBOR (pays semi-annually)	(0.08)% (pays annually)	8/6/29	(284,871)	(16)	(284,887)

EUR	5,660	Receives	6-month EURIBOR (pays semi-annually)	(0.16)% (pays annually)	9/12/29	(95,331)	8	(95,323)

EUR	3,520	Receives	6-month EURIBOR (pays semi-annually)	0.37% (pays annually)	2/12/50	(535,142)	(1)	(535,143)

EUR	3,472	Receives	6-month EURIBOR (pays semi-annually)	0.39% (pays annually)	2/13/50	(543,455)	—	(543,455)

EUR	6,319	Receives	6-month EURIBOR (pays semi-annually)	0.37% (pays annually)	2/17/50	(956,307)	(2)	(956,309)

EUR	5,470	Receives	6-month EURIBOR (pays semi-annually)	0.35% (pays annually)	2/18/50	(796,508)	(2)	(796,510)

EUR	30,400	Receives	6-month EURIBOR (pays semi-annually)	0.26% (pays annually)	2/25/50	(3,413,937)	8	(3,413,929)

EUR	4,758	Receives	6-month EURIBOR (pays semi-annually)	0.21% (pays annually)	2/26/50	(446,624)	(57)	(446,681)

EUR	13,498	Receives	6-month EURIBOR (pays semi-annually)	0.12% (pays annually)	6/8/50	(857,464)	(12)	(857,476)

GBP	46,520	Receives	6-month GBP LIBOR (pays semi-annually)	1.49% (pays semi-annually)	2/28/29	(5,675,252)	—	(5,675,252)

GBP	41,298	Receives	6-month GBP LIBOR (pays semi-annually)	1.49% (pays semi-annually)	2/28/29	(5,035,937)	—	(5,035,937)

KRW	32,813,000	Receives	3-month KRW Certificate of Deposit Rate (pays quarterly)	0.92% (pays quarterly)	7/27/30	524,509	—	524,509

39	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2020

Consolidated Portfolio of Investments — continued

Centrally Cleared Interest Rate Swaps (continued)

Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

KRW	24,609,560	Receives	3-month KRW Certificate of Deposit Rate (pays quarterly)	0.92% (pays quarterly)	7/27/30	$398,672	$—	$398,672

MXN	4,049,800	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	4.43% (pays monthly)	9/1/21	(37,285)	—	(37,285)

MXN	1,506,600	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	4.42% (pays monthly)	9/1/21	(19,863)	—	(19,863)

MXN	1,340,800	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	4.42% (pays monthly)	9/1/21	(17,677)	—	(17,677)

MXN	690,500	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	4.42% (pays monthly)	9/2/21	(8,936)	—	(8,936)

MXN	2,980,263	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	4.49% (pays monthly)	8/31/22	(123,723)	—	(123,723)

MXN	747,198	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	4.50% (pays monthly)	8/31/22	(29,080)	—	(29,080)

NZD	20,093	Pays	3-month NZD Bank Bill (pays quarterly)	4.96% (pays semi-annually)	4/29/24	2,296,657	—	2,296,657

NZD	11,875	Pays	3-month NZD Bank Bill (pays quarterly)	3.77% (pays semi-annually)	3/5/25	1,305,317	—	1,305,317

NZD	11,470	Pays	3-month NZD Bank Bill (pays quarterly)	4.05% (pays semi-annually)	6/16/25	1,503,629	—	1,503,629

NZD	94,000	Receives	3-month NZD Bank Bill (pays quarterly)	3.13% (pays semi-annually)	1/9/28	(13,221,337)	—	(13,221,337)

NZD	41,300	Receives	3-month NZD Bank Bill (pays quarterly)	3.13% (pays semi-annually)	1/9/28	(5,803,848)	—	(5,803,848)

SGD	52,000	Pays	6-month Singapore Swap Offered Rate (pays semi-annually)	2.44% (pays semi-annually)	10/23/23	2,455,760	—	2,455,760

SGD	35,480	Pays	6-month Singapore Swap Offered Rate (pays semi-annually)	2.44% (pays semi-annually)	10/23/23	1,675,584	—	1,675,584

SGD	35,000	Pays	6-month Singapore Swap Offered Rate (pays semi-annually)	2.44% (pays semi-annually)	10/23/23	1,652,916	—	1,652,916

SGD	26,430	Pays	6-month Singapore Swap Offered Rate (pays semi-annually)	1.56% (pays semi-annually)	8/14/24	921,499	—	921,499

SGD	23,493	Pays	6-month Singapore Swap Offered Rate (pays semi-annually)	1.55% (pays semi-annually)	8/14/24	808,821	—	808,821

SGD	44,090	Pays	6-month Singapore Swap Offered Rate (pays semi-annually)	1.07% (pays semi-annually)	3/31/25	938,968	—	938,968

40	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2020

Consolidated Portfolio of Investments — continued

Centrally Cleared Interest Rate Swaps (continued)

Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

SGD	15,065	Pays	6-month Singapore Swap Offered Rate (pays semi-annually)	1.06% (pays semi-annually)	3/31/25	$314,420	$—	$314,420

SGD	8,815	Pays	6-month Singapore Swap Offered Rate (pays semi-annually)	1.08% (pays semi-annually)	3/31/25	189,750	—	189,750

SGD	90,200	Pays	6-month Singapore Swap Offered Rate (pays semi-annually)	0.52% (pays semi-annually)	8/21/25	193,697	—	193,697

USD	2,481	Receives	3-month USD-LIBOR (pays quarterly)	2.22% (pays semi-annually)	3/28/24	(165,022)	—	(165,022)

USD	9,830	Receives	3-month USD-LIBOR (pays quarterly)	2.37% (pays semi-annually)	4/3/24	(705,835)	—	(705,835)

USD	228	Receives	3-month USD-LIBOR (pays quarterly)	1.75% (pays semi-annually)	7/5/24	(13,080)	—	(13,080)

USD	1,635	Receives	3-month USD-LIBOR (pays quarterly)	1.84% (pays semi-annually)	7/11/24	(99,621)	—	(99,621)

USD	650	Receives	3-month USD-LIBOR (pays quarterly)	1.80% (pays semi-annually)	7/22/24	(38,667)	—	(38,667)

USD	818	Receives	3-month USD-LIBOR (pays quarterly)	1.79% (pays semi-annually)	7/23/24	(48,160)	—	(48,160)

USD	1,420	Receives	3-month USD-LIBOR (pays quarterly)	1.40% (pays semi-annually)	8/23/24	(60,440)	—	(60,440)

USD	2,200	Receives	3-month USD-LIBOR (pays quarterly)	1.64% (pays semi-annually)	11/7/24	(129,238)	—	(129,238)

USD	1,446	Receives	3-month USD-LIBOR (pays quarterly)	1.55% (pays semi-annually)	11/27/24	(78,851)	—	(78,851)

USD	9,000	Receives	3-month USD-LIBOR (pays quarterly)	1.60% (pays semi-annually)	1/23/25	(504,388)	—	(504,388)

USD	5,590	Receives	3-month USD-LIBOR (pays quarterly)	1.59% (pays semi-annually)	1/23/25	(310,971)	—	(310,971)

USD	1,100	Receives	3-month USD-LIBOR (pays quarterly)	1.49% (pays semi-annually)	1/28/25	(56,058)	—	(56,058)

USD	2,978	Receives	3-month USD-LIBOR (pays quarterly)	1.46% (pays semi-annually)	1/30/25	(148,258)	—	(148,258)

USD	7,400	Receives	3-month USD-LIBOR (pays quarterly)	1.41% (pays semi-annually)	2/3/25	(346,063)	—	(346,063)

USD	742	Receives	3-month USD-LIBOR (pays quarterly)	1.44% (pays semi-annually)	2/18/25	(35,311)	—	(35,311)

USD	2,100	Receives	3-month USD-LIBOR (pays quarterly)	1.16% (pays semi-annually)	2/28/25	(73,965)	—	(73,965)

USD	700	Receives	3-month USD-LIBOR (pays quarterly)	0.83% (pays semi-annually)	3/5/25	(14,073)	—	(14,073)

USD	20,810	Pays	3-month USD-LIBOR (pays quarterly)	0.71% (pays semi-annually)	3/20/25	303,018	—	303,018

USD	6,240	Receives	3-month USD-LIBOR (pays quarterly)	0.46% (pays semi-annually)	4/23/25	(17,755)	—	(17,755)

41	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2020

Consolidated Portfolio of Investments — continued

Centrally Cleared Interest Rate Swaps (continued)

Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

USD	4,634	Receives	3-month USD-LIBOR (pays quarterly)	0.33% (pays semi-annually)	5/12/25	$9,920	$—	$9,920

USD	1,800	Receives	3-month USD-LIBOR (pays quarterly)	0.33% (pays semi-annually)	5/18/25	4,067	—	4,067

USD	3,742	Receives	3-month USD-LIBOR (pays quarterly)	0.43% (pays semi-annually)	6/12/25	(7,463)	—	(7,463)

USD	14,000	Receives	3-month USD-LIBOR (pays quarterly)	0.39% (pays semi-annually)	6/19/25	(1,015)	—	(1,015)

USD	59,173	Receives	3-month USD-LIBOR (pays quarterly)	1.74% (pays semi-annually)	12/16/26	(4,633,419)	—	(4,633,419)

USD	59,130	Pays	3-month USD-LIBOR (pays quarterly)	0.84% (pays semi-annually)	3/20/27	1,005,286	—	1,005,286

USD	6,513	Receives	3-month USD-LIBOR (pays quarterly)	0.60% (pays semi-annually)	5/12/30	139,173	—	139,173

USD	4,370	Receives	3-month USD-LIBOR (pays quarterly)	0.67% (pays semi-annually)	5/26/30	68,522	—	68,522

USD	2,500	Receives	3-month USD-LIBOR (pays quarterly)	0.67% (pays semi-annually)	5/29/30	39,470	—	39,470

USD	2,975	Receives	3-month USD-LIBOR (pays quarterly)	0.69% (pays semi-annually)	6/1/30	39,249	—	39,249

USD	1,925	Receives	3-month USD-LIBOR (pays quarterly)	0.66% (pays semi-annually)	6/2/30	32,201	—	32,201

USD	26,160	Receives	3-month USD-LIBOR (pays quarterly)	0.76% (pays semi-annually)	6/5/30	194,424	—	194,424

USD	8,783	Receives	3-month USD-LIBOR (pays quarterly)	0.80% (pays semi-annually)	6/11/30	32,066	—	32,066

USD	1,170	Receives	3-month USD-LIBOR (pays quarterly)	0.77% (pays semi-annually)	6/12/30	6,780	—	6,780

USD	6,441	Receives	3-month USD-LIBOR (pays quarterly)	0.69% (pays semi-annually)	6/16/30	89,539	—	89,539

USD	2,341	Receives	3-month USD-LIBOR (pays quarterly)	0.74% (pays semi-annually)	6/18/30	22,116	—	22,116

USD	1,000	Receives	3-month USD-LIBOR (pays quarterly)	0.75% (pays semi-annually)	6/18/30	7,877	—	7,877

USD	20,406	Receives	3-month USD-LIBOR (pays quarterly)	0.72% (pays semi-annually)	6/19/30	222,230	—	222,230

USD	10,592	Receives	3-month USD-LIBOR (pays quarterly)	0.72% (pays semi-annually)	6/19/30	122,108	—	122,108

USD	3,200	Receives	3-month USD-LIBOR (pays quarterly)	0.68% (pays semi-annually)	6/23/30	50,336	—	50,336

USD	9,962	Receives	3-month USD-LIBOR (pays quarterly)	0.69% (pays semi-annually)	6/26/30	145,036	—	145,036

USD	8,152	Receives	3-month USD-LIBOR (pays quarterly)	0.67% (pays semi-annually)	6/26/30	132,840	—	132,840

USD	3,282	Receives	3-month USD-LIBOR (pays quarterly)	0.64% (pays semi-annually)	6/30/30	65,396	—	65,396

USD	1,000	Receives	3-month USD-LIBOR (pays quarterly)	0.63% (pays semi-annually)	6/30/30	20,681	—	20,681

42	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2020

Consolidated Portfolio of Investments — continued

Centrally Cleared Interest Rate Swaps (continued)

Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

USD	6,830	Receives	3-month USD-LIBOR (pays quarterly)	0.62% (pays semi-annually)	7/1/30	$147,251	$—	$147,251

USD	4,718	Receives	3-month USD-LIBOR (pays quarterly)	1.65% (pays semi-annually)	9/9/49	(409,202)	—	(409,202)

USD	3,189	Receives	3-month USD-LIBOR (pays quarterly)	1.70% (pays semi-annually)	9/12/49	(315,105)	—	(315,105)

USD	1,000	Receives	3-month USD-LIBOR (pays quarterly)	1.82% (pays semi-annually)	9/20/49	(130,838)	—	(130,838)

USD	2,190	Receives	3-month USD-LIBOR (pays quarterly)	1.97% (pays semi-annually)	11/15/49	(381,823)	—	(381,823)

USD	3,153	Receives	3-month USD-LIBOR (pays quarterly)	1.94% (pays semi-annually)	12/11/49	(520,189)	—	(520,189)

USD	1,561	Receives	3-month USD-LIBOR (pays quarterly)	1.94% (pays semi-annually)	1/9/50	(259,794)	—	(259,794)

USD	1,462	Receives	3-month USD-LIBOR (pays quarterly)	1.94% (pays semi-annually)	1/9/50	(240,252)	—	(240,252)

USD	6,414	Pays	3-month USD-LIBOR (pays quarterly)	0.58% (pays semi-annually)	3/11/50	(1,209,068)	—	(1,209,068)

USD	6,415	Pays	3-month USD-LIBOR (pays quarterly)	0.62% (pays semi-annually)	3/11/50	(1,138,844)	—	(1,138,844)

USD	9,720	Pays	3-month USD-LIBOR (pays quarterly)	0.97% (pays semi-annually)	3/20/50	(865,221)	—	(865,221)

USD	1,960	Receives	3-month USD-LIBOR (pays quarterly)	0.93% (pays semi-annually)	6/15/50	190,929	—	190,929

USD	1,100	Receives	3-month USD-LIBOR (pays quarterly)	0.97% (pays semi-annually)	6/16/50	94,474	—	94,474

USD	9,369	Receives	3-month USD-LIBOR (pays quarterly)	1.03% (pays semi-annually)	6/19/50	654,650	—	654,650

USD	1,481	Receives	3-month USD-LIBOR (pays quarterly)	1.00% (pays semi-annually)	6/22/50	115,044	—	115,044

Total						$(44,630,445)	$88,565	$(44,541,880)

Interest Rate Swaps

Counterparty	Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value/ Unrealized Appreciation (Depreciation)

Bank of America, N.A.	THB	87,100	Pays	6-month THB Fixing Rate (pays semi-annually)	2.18% (pays semi-annually)	2/22/29	$267,408

Citibank, N.A.	THB	725,400	Pays	6-month THB Fixing Rate (pays semi-annually)	2.18% (pays semi-annually)	2/22/29	2,232,012

Goldman Sachs International	THB	938,900	Pays	6-month THB Fixing Rate (pays semi-annually)	2.19% (pays semi-annually)	2/22/29	2,901,742

							$5,401,162

43	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2020

Consolidated Portfolio of Investments — continued

Centrally Cleared Credit Default Swaps — Sell Protection

Reference Entity	Notional Amount* (000’s omitted)	Contract Annual Fixed Rate**	Termination Date	Current Market Annual Fixed Rate***	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

Brazil	$51,766	1.00% (pays quarterly)(1)	12/20/25	2.15%	$(2,866,923)	$3,626,131	$759,208

Chile	46,350	1.00% (pays quarterly)(1)	12/20/25	0.57	1,068,295	(703,792)	364,503

Colombia	48,757	1.00% (pays quarterly)(1)	12/20/25	1.26	(573,154)	1,293,857	720,703

Mexico	48,754	1.00% (pays quarterly)(1)	12/20/25	1.28	(626,825)	1,422,183	795,358

Peru	46,643	1.00% (pays quarterly)(1)	12/20/25	0.60	1,001,933	(375,430)	626,503

South Africa	6,050	1.00% (pays quarterly)(1)	6/20/21	0.90	10,936	115,004	125,940

Turkey	77,931	1.00% (pays quarterly)(1)	6/20/21	3.90	(1,346,604)	2,084,747	738,143

Turkey	14,870	1.00% (pays quarterly)(1)	12/20/21	4.74	(605,419)	663,803	58,384

Total	$341,121				$(3,937,761)	$8,126,503	$4,188,742

Centrally Cleared Credit Default Swaps — Buy Protection

Reference Entity	Notional Amount (000’s omitted)	Contract Annual Fixed Rate**	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

Malaysia	$162,817	1.00% (pays quarterly)(1)	12/20/25	$(4,557,682)	$4,040,445	$(517,237)

Markit CDX Emerging Markets Index (CDX.EM.31.V2)	940	1.00% (pays quarterly)(1)	6/20/24	15,457	(20,008)	(4,551)

Qatar	52,166	1.00% (pays quarterly)(1)	12/20/22	(959,951)	(8,115)	(968,066)

Qatar	23,815	1.00% (pays quarterly)(1)	12/20/27	(506,847)	(755,315)	(1,262,162)

Qatar	23,816	1.00% (pays quarterly)(1)	12/20/27	(506,868)	(755,437)	(1,262,305)

Qatar	57,454	1.00% (pays quarterly)(1)	12/20/27	(1,222,768)	(1,717,333)	(2,940,101)

Russia	138,897	1.00% (pays quarterly)(1)	12/20/25	213,855	(918,213)	(704,358)

Saudi Arabia	47,234	1.00% (pays quarterly)(1)	12/20/25	(329,603)	283,064	(46,539)

South Africa	10,560	1.00% (pays quarterly)(1)	9/20/22	134,601	60,292	194,893

44	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2020

Consolidated Portfolio of Investments — continued

Centrally Cleared Credit Default Swaps — Buy Protection (continued)

Reference Entity	Notional Amount (000’s omitted)	Contract Annual Fixed Rate**	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

South Africa	$41,600	1.00% (pays quarterly)(1)	12/20/27	$5,595,588	$(4,088,941)	$1,506,647

Turkey	158,639	1.00% (pays quarterly)(1)	12/20/25	31,085,311	(28,742,682)	2,342,629

Total				$28,961,093	$(32,622,243)	$(3,661,150)

Credit Default Swaps — Sell Protection

Reference Entity	Counterparty	Notional Amount* (000’s omitted)	Contract Annual Fixed Rate**	Termination Date	Current Market Annual Fixed Rate***	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

Vietnam	Barclays Bank PLC	$6,200	1.00% (pays quarterly)(1)	12/20/25	1.27%	$(76,310)	$81,256	$4,946

Vietnam	Goldman Sachs International	5,900	1.00% (pays quarterly)(1)	12/20/25	1.27	(72,618)	78,039	5,421

Vietnam	Nomura International PLC	3,500	1.00% (pays quarterly)(1)	12/20/25	1.27	(43,078)	43,332	254

Total		$15,600				$(192,006)	$202,627	$10,621

Credit Default Swaps — Buy Protection

Reference Entity	Counterparty	Notional Amount (000’s omitted)	Contract Annual Fixed Rate**	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

Dubai	Barclays Bank PLC	$6,348	1.00% (pays quarterly)(1)	12/20/24	$69,621	$(87,232)	$(17,611)

Dubai	Barclays Bank PLC	9,572	1.00% (pays quarterly)(1)	12/20/24	104,979	(131,648)	(26,669)

Egypt	Barclays Bank PLC	9,744	1.00% (pays quarterly)(1)	12/20/24	1,039,444	(792,868)	246,576

Egypt	JPMorgan Chase Bank, N.A.	9,097	1.00% (pays quarterly)(1)	12/20/24	970,426	(738,710)	231,716

Oman	Bank of America, N.A.	17,964	1.00% (pays quarterly)(1)	6/20/22	829,853	(292,904)	536,949

Oman	Bank of America, N.A.	14,372	1.00% (pays quarterly)(1)	12/20/22	906,246	(330,367)	575,879

Oman	Bank of America, N.A.	23,000	1.00% (pays quarterly)(1)	6/20/26	4,121,677	(2,891,698)	1,229,979

45	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2020

Consolidated Portfolio of Investments — continued

Credit Default Swaps — Buy Protection (continued)

Reference Entity	Counterparty	Notional Amount (000’s omitted)	Contract Annual Fixed Rate**	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

Qatar	Goldman Sachs International	$1,360	1.00% (pays quarterly)(1)	12/20/20	$(3,281)	$(862)	$(4,143)

Qatar	Goldman Sachs International	7,960	1.00% (pays quarterly)(1)	12/20/20	(19,205)	(3,433)	(22,638)

Qatar	Goldman Sachs International	1,730	1.00% (pays quarterly)(1)	9/20/24	(45,910)	575	(45,335)

Qatar	Nomura International PLC	5,380	1.00% (pays quarterly)(1)	9/20/24	(142,773)	7,164	(135,609)

Saudi Arabia	Barclays Bank PLC	86,688	1.00% (pays quarterly)(1)	12/20/30	2,793,180	(2,937,308)	(144,128)

Saudi Arabia	Goldman Sachs International	12,269	1.00% (pays quarterly)(1)	12/20/30	395,904	(386,667)	9,237

Saudi Arabia	Goldman Sachs International	7,214	1.00% (pays quarterly)(1)	12/20/30	232,385	(273,166)	(40,781)

South Africa	Bank of America, N.A.	5,000	1.00% (pays quarterly)(1)	9/20/22	63,732	(70,569)	(6,837)

South Africa	Bank of America, N.A.	14,640	1.00% (pays quarterly)(1)	9/20/22	186,606	(195,410)	(8,804)

South Africa	Bank of America, N.A.	7,500	1.00% (pays quarterly)(1)	9/20/22	95,598	(139,492)	(43,894)

South Africa	BNP Paribas	2,940	1.00% (pays quarterly)(1)	12/20/25	245,712	(253,068)	(7,356)

South Africa	BNP Paribas	15,990	1.00% (pays quarterly)(1)	12/20/25	1,336,370	(1,530,256)	(193,886)

South Africa	Goldman Sachs International	3,070	1.00% (pays quarterly)(1)	9/20/22	39,131	(55,231)	(16,100)

South Africa	Goldman Sachs International	15,000	1.00% (pays quarterly)(1)	9/20/22	191,195	(278,612)	(87,417)

South Africa	Goldman Sachs International	21,329	1.00% (pays quarterly)(1)	12/20/30	4,129,091	(4,345,180)	(216,089)

South Africa	Goldman Sachs International	15,240	1.00% (pays quarterly)(1)	12/20/30	2,949,048	(3,182,784)	(233,736)

South Africa	Goldman Sachs International	21,330	1.00% (pays quarterly)(1)	12/20/30	4,127,507	(4,587,984)	(460,477)

South Africa	Goldman Sachs International	19,501	1.00% (pays quarterly)(1)	12/20/30	3,773,582	(4,295,541)	(521,959)

South Africa	HSBC Bank USA, N.A.	7,120	1.00% (pays quarterly)(1)	12/20/22	118,137	(134,428)	(16,291)

South Africa	HSBC Bank USA, N.A.	58,700	1.00% (pays quarterly)(1)	6/20/29	9,713,696	(6,405,375)	3,308,321

Ukraine	Barclays Bank PLC	145,588	5.00% (pays quarterly)(1)	12/20/25	5,551,794	(4,249,145)	1,302,649

Ukraine	JPMorgan Chase Bank, N.A.	9,135	5.00% (pays quarterly)(1)	12/20/25	348,350	(253,261)	95,089

Total					$44,122,095	$(38,835,460)	$5,286,635

*

If the Portfolio is the seller of credit protection, the notional amount is the maximum potential amount of future payments the Portfolio could be required to make if a credit event, as defined in the credit default swap agreement, were to occur. At October 31, 2020, such maximum potential amount for all open credit default swaps in which the Portfolio is the seller was $356,721,000.

46	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2020

Consolidated Portfolio of Investments — continued

**

The contract annual fixed rate represents the fixed rate of interest received by the Portfolio (as a seller of protection) or paid by the Portfolio (as a buyer of protection) on the notional amount of the credit default swap contract.

***

Current market annual fixed rates, utilized in determining the net unrealized appreciation or depreciation as of period end, serve as an indicator of the market’s perception of the current status of the payment/performance risk associated with the credit derivative. The current market annual fixed rate of a particular reference entity reflects the cost, as quoted by the pricing vendor, of selling protection against default of that entity as of period end and may include upfront payments required to be made to enter into the agreement. The higher the fixed rate, the greater the market perceived risk of a credit event involving the reference entity. A rate identified as “Defaulted” indicates a credit event has occurred for the reference entity.

(1)	Upfront payment is exchanged with the counterparty as a result of the standardized trading coupon.

Total Return Swaps

Counterparty	Notional Amount (000’s omitted)		Portfolio Receives	Portfolio Pays	Termination Date	Value/Unrealized Appreciation (Depreciation)

Citibank, N.A.	USD	63,700	Excess Return on Bloomberg Commodity 4 Month Forward Index (pays upon termination)	Excess Return on Bloomberg Commodity Index + 0.24% (pays upon termination)	12/17/20	$10,744

Citibank, N.A.	USD	54,700	Excess Return on Bloomberg Commodity 5 Month Forward Index (pays upon termination)	Excess Return on Bloomberg Commodity Index + 0.25% (pays upon termination)	12/17/20	27,013

Citibank, N.A.	USD	50,000	Excess Return on Bloomberg Commodity 6 Month Forward Index (pays upon termination)	Excess Return on Bloomberg Commodity Index + 0.26% (pays upon termination)	12/17/20	75,327

Citibank, N.A.	USD	29,606	Notional Amount (pays upon termination)	Value of 153 Gold 100 oz. Feb. 2021 futures contracts (pays upon termination)	1/29/21	731,340

Citibank, N.A.	USD	11,706	Notional Amount (pays upon termination)	Value of 60 Gold 100 oz. Feb. 2021 futures contracts (pays upon termination)	1/29/21	382,800

Citibank, N.A.	USD	29,912	Notional Amount (pays upon termination)	Value of 153 Gold 100 oz. Feb. 2021 futures contracts (pays upon termination)	1/29/21	1,037,340

Citibank, N.A.	USD	30,248	Notional Amount (pays upon termination)	Value of 153 Gold 100 oz. Feb. 2021 futures contracts (pays upon termination)	1/29/21	1,373,940

Citibank, N.A.	USD	12,035	Notional Amount (pays upon termination)	Value of 61 Gold 100 oz. Feb. 2021 futures contracts (pays upon termination)	1/29/21	523,380

Citibank, N.A.	USD	18,234	Notional Amount (pays upon termination)	Value of 92 Gold 100 oz. Feb. 2021 futures contracts (pays upon termination)	1/29/21	872,160

Goldman Sachs International	PEN	66,454	Total Return on Peru Government Bond, 6.95% due 8/12/31 (pays upon termination) plus Notional Amount at termination date	3-month USD-LIBOR plus 140 bp on $18,692,057 (pays upon termination) plus USD equivalent of Notional Amount at termination date	12/15/20	(324,318)

Goldman Sachs International	PEN	94,933	Total Return on Peru Government Bond, 5.94% due 2/12/29 (pays upon termination) plus Notional Amount at termination date	3-month USD-LIBOR plus 140 bp on $26,590,387 (pays upon termination) plus USD equivalent of Notional Amount at termination date	12/16/20	200,682

47	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2020

Consolidated Portfolio of Investments — continued

Total Return Swaps (continued)

Counterparty	Notional Amount (000’s omitted)		Portfolio Receives	Portfolio Pays	Termination Date	Value/Unrealized Appreciation (Depreciation)

Goldman Sachs International	PEN	66,453	Total Return on Peru Government Bond, 6.90% due 8/12/37 (pays upon termination) plus Notional Amount at termination date	3-month USD-LIBOR plus 140 bp on $18,562,291 (pays upon termination) plus USD equivalent of Notional Amount at termination date	12/17/20	$(197,104)

JPMorgan Chase Bank, N.A.	CNY	110,859	Total Return on Shenzhen Stock Exchange Composite Index (pays upon termination)	3-month USD-LIBOR minus 14.00% on $16,516,286 (pays quarterly)	4/16/21	(434,181)

UBS AG	CNY	88,988	Total Return on Shenzhen Stock Exchange Composite Index (pays upon termination)	3-month USD-LIBOR minus 11.00% on $12,804,186 (pays upon termination)	2/12/21	199,933

						$4,479,056

Cross-Currency Swaps
Counterparty	Portfolio Receives Fixed Rate on Notional Amount (000’s omitted)		Portfolio Pays Floating Rate on Notional Amount (000’s omitted)		Floating Rate	Annual Fixed Rate	Termination Date	Value/Unrealized Appreciation (Depreciation)

Goldman Sachs International	CLF	597	CLP	17,170,562	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	(0.62)% (pays semi-annually)	5/8/25	$846,838

Goldman Sachs International	CLF	299	CLP	8,586,125	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	(0.74)% (pays semi-annually)	5/13/25	352,343

Goldman Sachs International	CLF	299	CLP	8,586,153	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	(0.86)% (pays semi-annually)	5/14/25	282,030

Goldman Sachs International	CLF	598	CLP	17,172,249	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	(0.93)% (pays semi-annually)	5/15/25	476,362

Goldman Sachs International	CLF	860	CLP	24,696,839	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	(1.09)% (pays semi-annually)	5/19/25	417,413

								$2,374,986

48	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2020

Consolidated Portfolio of Investments — continued

Abbreviations:

ADR	–	American Depositary Receipt

EURIBOR	–	Euro Interbank Offered Rate

GDP	–	Gross Domestic Product

LIBOR	–	London Interbank Offered Rate

Currency Abbreviations:

AED	–	United Arab Emirates Dirham

AUD	–	Australian Dollar

BHD	–	Bahraini Dinar

BRL	–	Brazilian Real

CAD	–	Canadian Dollar

CHF	–	Swiss Franc

CLF	–	Chilean Unidad de Fomento

CLP	–	Chilean Peso

CNH	–	Yuan Renminbi Offshore

CNY	–	Yuan Renminbi

COP	–	Colombian Peso

CRC	–	Costa Rican Colon

EGP	–	Egyptian Pound

EUR	–	Euro

GBP	–	British Pound Sterling

GEL	–	Georgian Lari

GHS	–	Ghanaian Cedi

IDR	–	Indonesian Rupiah

INR	–	Indian Rupee

ISK	–	Icelandic Krona

JPY	–	Japanese Yen

KES	–	Kenyan Shilling

KRW	–	South Korean Won

MXN	–	Mexican Peso

MYR	–	Malaysian Ringgit

NOK	–	Norwegian Krone

NZD	–	New Zealand Dollar

OMR	–	Omani Rial

PEN	–	Peruvian Sol

PHP	–	Philippine Peso

RSD	–	Serbian Dinar

RUB	–	Russian Ruble

SAR	–	Saudi Riyal

SGD	–	Singapore Dollar

THB	–	Thai Baht

TRY	–	New Turkish Lira

UAH	–	Ukrainian Hryvnia

USD	–	United States Dollar

UYU	–	Uruguayan Peso

UZS	–	Uzbekistani Som

ZAR	–	South African Rand

49	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2020

Consolidated Statement of Assets and Liabilities

Assets	October 31, 2020

Unaffiliated investments, at value (identified cost, $2,593,345,872)	$2,540,280,913

Affiliated investment, at value (identified cost, $316,280,512)	316,280,512

Cash	24,469,769

Deposits for derivatives collateral —

Futures contracts	1,723,870

Centrally cleared derivatives	163,801,754

OTC derivatives	18,235,596

Foreign currency, at value (identified cost, $22,721,303)	24,348,043

Interest and dividends receivable	54,074,139

Dividends receivable from affiliated investment	34,101

Receivable for investments sold	29,151,984

Receivable for variation margin on open centrally cleared derivatives	3,462,458

Receivable for open forward foreign currency exchange contracts	49,610,817

Receivable for open swap contracts	20,757,823

Receivable for closed swap contracts	335,121

Upfront payments on open non-centrally cleared swap contracts	38,843,199

Total assets	$3,285,410,099

Liabilities

Cash collateral due to brokers	$17,209,996

Payable for reverse repurchase agreements, including accrued interest of $298,672	129,156,898

Payable for investments purchased	11,522,018

Payable for securities sold short, at value (proceeds, $22,945,760)	16,481,613

Payable for variation margin on open futures contracts	152,210

Payable for open forward commodity contracts	4,537,148

Payable for open forward foreign currency exchange contracts	51,556,248

Payable for open swap contracts	4,374,295

Payable for closed swap contracts	373,376

Upfront receipts on open non-centrally cleared swap contracts	210,366

Payable to affiliates:

Investment adviser fee	2,407,460

Trustees’ fees	9,218

Other	251,836

Accrued foreign capital gains taxes	146,147

Accrued expenses	1,301,422

Total liabilities	$239,690,251

Net Assets applicable to investors’ interest in Portfolio	$3,045,719,848

50	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2020

Consolidated Statement of Operations

Investment Income	Year Ended October 31, 2020

Interest and other income (net of foreign taxes, $1,163,896)	$209,728,643

Dividends (net of foreign taxes, $232,377)	2,240,792

Dividends from affiliated investment	1,161,342

Total investment income	$213,130,777

Expenses

Investment adviser fee	$29,354,652

Trustees’ fees and expenses	108,500

Custodian fee	3,370,875

Legal and accounting services	169,898

Interest expense and fees	2,618,004

Dividend expense on securities sold short	220,960

Miscellaneous	115,409

Total expenses	$35,958,298

Deduct —

Allocation of expenses to affiliate	$1,161,983

Total expense reductions	$1,161,983

Net expenses	$34,796,315

Net investment income	$178,334,462

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —

Investment transactions (net of foreign capital gains taxes of $1,275,848)	$(17,421,580)

Investment transactions — affiliated investment	77,371

Futures contracts	26,815,100

Swap contracts	27,999,966

Foreign currency transactions	(8,887,346)

Forward foreign currency exchange contracts	20,125,247

Non-deliverable bond forward contracts	1,345,781

Net realized gain	$50,054,539

Change in unrealized appreciation (depreciation) —

Investments (including net decrease in accrued foreign capital gains taxes of $99,174)	$(117,310,295)

Investments — affiliated investment	(17,234)

Securities sold short	6,464,147

Futures contracts	(2,574,866)

Swap contracts	64,466,184

Forward commodity contracts	(4,537,148)

Foreign currency	(319,354)

Forward foreign currency exchange contracts	6,202,205

Net change in unrealized appreciation (depreciation)	$(47,626,361)

Net realized and unrealized gain	$2,428,178

Net increase in net assets from operations	$180,762,640

51	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2020

Consolidated Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2020	2019

From operations —

Net investment income	$178,334,462	$214,642,982

Net realized gain (loss)	50,054,539	(223,067,269)

Net change in unrealized appreciation (depreciation)	(47,626,361)	277,785,510

Net increase in net assets from operations	$180,762,640	$269,361,223

Capital transactions —

Contributions	$204,435,055	$370,424,184

Withdrawals	(670,755,810)	(1,825,445,711)

Net decrease in net assets from capital transactions	$(466,320,755)	$(1,455,021,527)

Net decrease in net assets	$(285,558,115)	$(1,185,660,304)

Net Assets

At beginning of year	$3,331,277,963	$4,516,938,267

At end of year	$3,045,719,848	$3,331,277,963

52	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2020

Consolidated Financial Highlights

	Year Ended October 31,
Ratios/Supplemental Data	2020		2019		2018		2017	2016

Ratios (as a percentage of average daily net assets):

Expenses(1)	1.11	%(2)	1.26	%(2)	1.11	%(2)	1.13%	1.10%

Net investment income	5.69%		5.86%		5.09%		4.54%	5.09%

Portfolio Turnover	80%		71%		75%		76%	97%

Total Return	6.57	%(2)	8.22	%(2)	(7.08	)%(2)	5.65%	7.79	%(3)

Net assets, end of year (000’s omitted)	$3,045,720		$3,331,278		$4,516,938		$4,067,979	$2,260,213

(1)

Includes interest and dividend expense, including on securities sold short and/or reverse repurchase agreements, of 0.09%, 0.24%, 0.07%, 0.06% and 0.03% of average daily net assets for the years ended October 31, 2020, 2019, 2018, 2017 and 2016, respectively.

(2)

The investment adviser reimbursed certain operating expenses (equal to 0.04%, 0.05% and 0.03% of average daily net assets for the years ended October 31, 2020, 2019 and 2018, respectively). Absent this reimbursement, total return would be lower.

(3)

During the year ended October 31, 2016, the investment adviser reimbursed the Portfolio for a net loss realized on the disposal of an investment which did not meet the Portfolio’s investment guidelines. The reimbursement had no effect on total return for the year ended October 31, 2016.

53	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2020

Notes to Consolidated Financial Statements

1  Significant Accounting Policies

Global Macro Absolute Return Advantage Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a non-diversified, open-end management investment company. The Portfolio’s investment objective is total return. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2020, Eaton Vance Global Macro Absolute Return Advantage Fund, Eaton Vance Short Duration Strategic Income Fund and Eaton Vance International (Cayman Islands) Short Duration Strategic Income Fund held an interest of 91.2%, 8.4% and 0.4%, respectively, in the Portfolio.

The Portfolio seeks to gain exposure to the commodity markets, in whole or in part, through investments in Eaton Vance GMAP Commodity Subsidiary, Ltd. (the Subsidiary), a wholly-owned subsidiary of the Portfolio organized under the laws of the Cayman Islands with the same objective and investment policies and restrictions as the Portfolio. The Portfolio may invest up to 25% of its total assets in the Subsidiary. The net assets of the Subsidiary at October 31, 2020 were $7,573,310 or 0.2% of the Portfolio’s consolidated net assets. The accompanying consolidated financial statements include the accounts of the Subsidiary. Intercompany balances and transactions have been eliminated in consolidation.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices.

Derivatives. Financial and commodities futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded, with adjustments for fair valuation for certain foreign financial futures contracts as described below. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average ask prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service. Forward commodity contracts are generally valued at the price provided by the exchange on which they are traded or if unavailable, by a third party pricing service based on an interpolation of the forward rates. Swaps are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract, and in the case of credit default swaps, based on credit spread quotations obtained from broker/dealers and expected default recovery rates determined by the pricing service using proprietary models. Total return swaps are valued using valuations provided by a third party pricing service based on the value of the underlying index or instrument and reference interest rate. Future cash flows on swaps are discounted to their present value using swap rates provided by electronic data services or by broker/dealers.

Foreign Securities, Financial Futures Contracts and Currencies. Foreign securities, financial futures contracts and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities and certain exchange-traded foreign financial futures contracts generally is determined as of the close of trading on the principal exchange on which such securities and contracts trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities and certain foreign financial futures contracts to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities and foreign financial futures contracts that meet certain criteria, the Portfolio’s Trustees have approved the use of a fair value service that values such securities and foreign financial futures contracts to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities and foreign financial futures contracts.

Affiliated Fund. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

54

Global Macro Absolute Return Advantage Portfolio

October 31, 2020

Notes to Consolidated Financial Statements — continued

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Inflation adjustments to the principal amount of inflation-adjusted bonds and notes are reflected as interest income. Deflation adjustments to the principal amount of an inflation-adjusted bond or note are reflected as reductions to interest income to the extent of interest income previously recorded on such bond or note. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends, interest and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

D  Federal and Other Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.

In addition to the requirements of the Internal Revenue Code, the Portfolio may also be subject to local taxes on the recognition of capital gains in certain countries. In determining the daily net asset value, the Portfolio estimates the accrual for such taxes, if any, based on the unrealized appreciation on certain portfolio securities and the related tax rates. Taxes attributable to unrealized appreciation are included in the change in unrealized appreciation (depreciation) on investments. Capital gains taxes on securities sold are included in net realized gain (loss) on investments.

The Subsidiary is treated as a controlled foreign corporation under the Internal Revenue Code and is not expected to be subject to U.S. federal income tax. The Portfolio is treated as a U.S. shareholder of the Subsidiary. As a result, the Portfolio is required to include in gross income for U.S. federal tax purposes all of the Subsidiary’s income, whether or not such income is distributed by the Subsidiary. If a net loss is realized by the Subsidiary, such loss is not generally available to offset the income earned by the Portfolio.

As of October 31, 2020, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

F  Unfunded Loan Commitments — The Portfolio may enter into certain loan agreements all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are disclosed in the accompanying Consolidated Portfolio of Investments.

G  Use of Estimates — The preparation of the consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

55

Global Macro Absolute Return Advantage Portfolio

October 31, 2020

Notes to Consolidated Financial Statements — continued

I  Financial and Commodities Futures Contracts — Upon entering into a financial or commodities futures contract, the Portfolio is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Portfolio each business day, depending on the daily fluctuations in the value of the underlying security, index or commodity, and are recorded as unrealized gains or losses by the Portfolio. Gains (losses) are realized upon the expiration or closing of the financial or commodities futures contracts. Should market conditions change unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial or commodities futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

J  Forward Foreign Currency Exchange, Non-Deliverable Bond Forward and Forward Commodity Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. While forward foreign currency exchange contracts are privately negotiated agreements between the Portfolio and a counterparty, certain contracts may be “centrally cleared”, whereby all payments made or received by the Portfolio pursuant to the contract are with a central clearing party (CCP) rather than the original counterparty. The CCP guarantees the performance of the original parties to the contract. Upon entering into centrally cleared contracts, the Portfolio is required to deposit with the CCP, either in cash or securities, an amount of initial margin determined by the CCP, which is subject to adjustment. For centrally cleared contracts, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. The Portfolio may also enter into non-deliverable bond forward contracts for the purchase or sale of a bond denominated in a non-deliverable foreign currency at a fixed price on a future date. For non-deliverable bond forward contracts, unrealized gains and losses, based on changes in the value of the contract, and realized gains and losses are accounted for as described above. Unrealized and realized gains and losses on forward commodity contracts, which are entered into for the purchase or sale of a specific commodity at a fixed price on a future date, are accounted for as described above. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and, in the case of forward foreign currency exchange contracts, from movements in the value of a foreign currency relative to the U.S. dollar. In the case of centrally cleared contracts, counterparty risk is minimal due to protections provided by the CCP.

K  Purchased Options — Upon the purchase of a call or put option, the premium paid by the Portfolio is included in the Consolidated Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Portfolio’s policies on investment valuations discussed above. As the purchaser of an index option, the Portfolio has the right to receive a cash payment equal to any depreciation in the value of the index below the exercise price of the option (in the case of a put) or equal to any appreciation in the value of the index over the exercise price of the option (in the case of a call) as of the valuation date of the option. If an option which the Portfolio had purchased expires on the stipulated expiration date, the Portfolio will realize a loss in the amount of the cost of the option. If the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Portfolio exercises a put option on a security, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Portfolio exercises a call option on a security, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid. Purchased options traded over-the-counter involve risk that the issuer or counterparty will fail to perform its contractual obligations.

L  Interest Rate Swaps — Swap contracts are privately negotiated agreements between the Portfolio and a counterparty. Certain swap contracts may be centrally cleared. Pursuant to interest rate swap agreements, the Portfolio either makes floating-rate payments to the counterparty (or CCP in the case of centrally cleared swaps) based on a benchmark interest rate in exchange for fixed-rate payments or the Portfolio makes fixed-rate payments to the counterparty (or CCP in the case of a centrally cleared swap) in exchange for payments on a floating benchmark interest rate. Payments received or made, including amortization of upfront payments/receipts, are recorded as realized gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. The value of the swap is determined by changes in the relationship between two rates of interest. The Portfolio is exposed to credit loss in the event of non-performance by the swap counterparty. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP. Risk may also arise from movements in interest rates.

M  Inflation Swaps — Pursuant to inflation swap agreements, the Portfolio either makes floating-rate payments to the counterparty (or CCP in the case of centrally cleared swaps) based on a benchmark index in exchange for fixed-rate payments or the Portfolio makes fixed-rate payments to the counterparty (or CCP in the case of centrally cleared swaps) in exchange for floating-rate payments based on the return of a benchmark index. By design, the benchmark index is an inflation index, such as the Consumer Price Index. The accounting policy for payments received or made and changes in the underlying value of the inflation swap are the same as for interest rate swaps as described above. The value of the swap is determined by changes in the relationship between the rate of interest and the benchmark index. The Portfolio is exposed to credit loss in the event of nonperformance by the swap counterparty. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP. Risk may also arise from the unanticipated movements in value of interest rates or the index.

N  Cross-Currency Swaps — Cross-currency swaps are interest rate swaps in which interest cash flows are exchanged between two parties based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Cross-currency swaps also involve the exchange of the notional amounts at the start of the contract at the current spot rate with an agreement to

56

Global Macro Absolute Return Advantage Portfolio

October 31, 2020

Notes to Consolidated Financial Statements — continued

re-exchange such amounts at a later date at either the same exchange rate, a specified rate or the then current spot rate. The entire principal value of a cross-currency swap is subject to the risk that the counterparty to the swap will default on its contractual delivery obligations.

O  Credit Default Swaps — When the Portfolio is the buyer of a credit default swap contract, the Portfolio is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty (or CCP in the case of a centrally cleared swap) to the contract if a credit event by a third party, such as a U.S. or foreign corporate issuer or sovereign issuer, on the debt obligation occurs. In return, the Portfolio pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Portfolio would have spent the stream of payments and received no proceeds from the contract. When the Portfolio is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If the Portfolio is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Portfolio could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Portfolio for the same referenced obligation. As the seller, the Portfolio may create economic leverage to its portfolio because, in addition to its total net assets, the Portfolio is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. The Portfolio also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. All upfront payments and receipts, if any, are amortized over the life of the swap contract as realized gains or losses. Those upfront payments or receipts for non-centrally cleared swaps are recorded as other assets or other liabilities, respectively, net of amortization. For financial reporting purposes, unamortized upfront payments or receipts, if any, are netted with unrealized appreciation or depreciation on swap contracts to determine the market value of swaps as presented in Notes 5 and 9. The Portfolio segregates assets in the form of cash or liquid securities in an amount equal to the notional amount of the credit default swaps of which it is the seller. The Portfolio segregates assets in the form of cash or liquid securities in an amount equal to any unrealized depreciation of the credit default swaps of which it is the buyer, marked-to-market on a daily basis. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP.

P  Total Return Swaps — In a total return swap, the buyer receives a periodic return equal to the total return of a specified security, securities or index for a specified period of time. In return, the buyer pays the counterparty a fixed or variable stream of payments, typically based upon short-term interest rates, possibly plus or minus an agreed upon spread. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains and losses. Periodic payments received or made are recorded as realized gains or losses. The Portfolio is exposed to credit loss in the event of nonperformance by the swap counterparty. Risk may also arise from the unanticipated movements in value of exchange rates, interest rates, securities, or the index.

Q  Swaptions — A purchased swaption contract grants the Portfolio, in return for payment of the purchase price, the right, but not the obligation, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. When the Portfolio purchases a swaption, the premium paid to the writer is recorded as an investment and subsequently marked-to-market to reflect the current value of the swaption. A written swaption gives the Portfolio the obligation, if exercised by the purchaser, to enter into a swap contract according to the terms of the underlying agreement. When the Portfolio writes a swaption, the premium received by the Portfolio is recorded as a liability and subsequently marked-to-market to reflect the current value of the swaption. When a swaption is exercised, the cost of the swap is adjusted by the amount of the premium paid or received. When a swaption expires or an unexercised swaption is closed, a gain or loss is recognized in the amount of the premium paid or received, plus the cost to close. The Portfolio’s risk for purchased swaptions is limited to the premium paid. The writer of a swaption bears the risk of unfavorable changes in the preset terms of the underlying swap contract. Purchased swaptions traded over-the-counter involve risk that the issuer or counterparty will fail to perform its contractual obligations.

R  Reverse Repurchase Agreements — Under a reverse repurchase agreement, the Portfolio temporarily transfers possession of a portfolio security to another party, such as a bank or broker/dealer, in return for cash. At the same time, the Portfolio agrees to repurchase the security at an agreed upon time and price, which reflects an interest payment. In periods of increased demand for a security, the Portfolio may receive a payment from the counterparty for the use of the security, which is recorded as interest income. Because the Portfolio retains effective control over the transferred security, the transaction is accounted for as a secured borrowing. The Portfolio may enter into such agreements when it believes it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. When the Portfolio enters into a reverse repurchase agreement, any fluctuations in the market value of either the securities transferred to another party or the securities in which the proceeds may be invested would affect the market value of the Portfolio’s assets. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds (and the counterparty making a loan), they constitute a form of leverage. The Portfolio segregates cash or liquid assets equal to its obligation to repurchase the security. During the term of the agreement, the Portfolio may also be obligated to pledge additional cash and/or securities in the event of a decline in the fair value of the transferred security. In the event the counterparty to a reverse repurchase agreement becomes insolvent, recovery of the security transferred by the Portfolio may be delayed or the Portfolio may incur a loss equal to the amount by which the value of the security transferred by the Portfolio exceeds the repurchase price payable by the Portfolio.

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Notes to Consolidated Financial Statements — continued

S  Securities Sold Short — A short sale is a transaction in which the Portfolio sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer with an obligation to replace such borrowed security at a later date. When making a short sale, the Portfolio segregates liquid assets with the custodian equal to its obligations under the short sale. Until the security is replaced, the Portfolio is required to repay the lender any dividends or interest, which accrue during the period of the loan. The proceeds received from a short sale are recorded as a liability and the Portfolio records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of the open short position on the day of determination. A gain, limited to the price at which the Portfolio sold the security short, or a loss, potentially unlimited as there is no upward limit on the price of a security, is recorded when the short position is terminated. Interest and dividends payable on securities sold short are recorded as an expense.

T  Stripped Mortgage-Backed Securities — The Portfolio may invest in Interest Only (IO) and Principal Only (PO) securities, forms of stripped mortgage-backed securities, whereby the IO security receives all the interest and the PO security receives all the principal on a pool of mortgage assets. The yield to maturity on an IO security is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the yield to maturity from these securities. If the underlying mortgages experience greater than anticipated prepayments of principal, the Portfolio may fail to recoup its initial investment in an IO security. The market value of IO and PO securities can be unusually volatile due to changes in interest rates.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM and an indirect subsidiary of Eaton Vance Corp., as compensation for investment advisory services rendered to the Portfolio and the Subsidiary. Pursuant to the investment advisory agreement between the Portfolio and BMR and the investment advisory agreement between the Subsidiary and BMR, the Portfolio and Subsidiary each pay BMR a fee at an annual rate of 1.00% of its respective average daily net assets up to $500 million, 0.95% from $500 million but less than $1 billion, 0.925% from $1 billion but less than $2.5 billion, 0.90% from $2.5 billion but less than $5 billion, and 0.88% of average daily net assets of $5 billion or more, and is payable monthly. In determining the investment adviser fee for the Portfolio and Subsidiary, the applicable advisory fee rate is based on the average daily net assets of the Portfolio (inclusive of its interest in the Subsidiary). Such fee rate is then assessed separately on the Portfolio’s average daily net assets (exclusive of its interest in the Subsidiary) and the Subsidiary’s average daily net assets to determine the amount of the investment adviser fee. For the year ended October 31, 2020, the Portfolio’s investment adviser fee amounted to $29,354,652 or 0.94% of the Portfolio’s consolidated average daily net assets. Pursuant to a voluntary expense reimbursement, BMR was allocated $1,161,983 of the Portfolio’s operating expenses for the year ended October 31, 2020. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2020, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities, paydowns and securities sold short, for the year ended October 31, 2020 were as follows:

	Purchases	Sales

Investments (non-U.S. Government)	$1,901,778,132	$2,106,388,638

U.S. Government and Agency Securities	60,381,632	79,731,102

	$1,962,159,764	$2,186,119,740

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Notes to Consolidated Financial Statements — continued

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio, including open derivative contracts and the Portfolio’s investment in the Subsidiary, at October 31, 2020, as determined on a federal income tax basis, were as follows:

Aggregate cost	$2,959,902,900

Gross unrealized appreciation	$113,965,569

Gross unrealized depreciation	(249,485,917)

Net unrealized depreciation	$(135,520,348)

5  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include written options, forward foreign currency exchange contracts, non-deliverable bond forward contracts, forward commodity contracts, futures contracts and swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 2020 is included in the Consolidated Portfolio of Investments. At October 31, 2020, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

In the normal course of pursuing its investment objective, the Portfolio is subject to the following risks:

Commodity Risk: The Portfolio invests in commodities-linked derivative instruments, including commodity futures contracts, forward commodity contracts and total return swap contracts based on commodity indices, that provide exposure to the investment returns of certain commodities. Commodities-linked derivative instruments are used to enhance total return and/or as a substitute for the purchase or sale of commodities and to manage certain investment risks.

Credit Risk: The Portfolio enters into credit default swap contracts to manage certain investment risks and/or to enhance total return or as a substitute for the purchase or sale of securities.

Equity Price Risk: The Portfolio enters into equity index futures contracts and options thereon and total return swaps to enhance total return and/or to manage certain investment risks.

Foreign Exchange Risk: The Portfolio engages in forward foreign currency exchange contracts, currency options, cross-currency swaps and total return swaps to enhance total return, to seek to hedge against fluctuations in currency exchange rates and/or as a substitute for the purchase or sale of securities or currencies.

Interest Rate Risk: The Portfolio utilizes various interest rate derivatives including non-deliverable bond forward contracts, interest rate futures contracts, interest rate swaps and swaptions, inflation swaps and cross-currency swaps to enhance total return, to seek to hedge against fluctuations in interest rates and/or to change the effective duration of its portfolio.

The Portfolio enters into over-the-counter (OTC) derivatives that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Portfolio’s net assets below a certain level over a certain period of time, which would trigger a payment by the Portfolio for those derivatives in a liability position. At October 31, 2020, the fair value of derivatives with credit-related contingent features in a net liability position was $58,621,106. The aggregate fair value of assets pledged as collateral by the Portfolio for such liability was $21,161,679 at October 31, 2020.

The OTC derivatives in which the Portfolio invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Portfolio (and Subsidiary) has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Portfolio (and Subsidiary) may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Portfolio’s net assets decline by a stated percentage or the Portfolio fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Portfolio of any net liability owed to it.

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Notes to Consolidated Financial Statements — continued

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Portfolio (and Subsidiary) and/or counterparty is held in segregated accounts by the Portfolio’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as deposits for derivatives collateral and, in the case of cash pledged by a counterparty for the benefit of the Portfolio, a corresponding liability on the Consolidated Statement of Assets and Liabilities. Securities pledged by the Portfolio as collateral, if any, are identified as such in the Consolidated Portfolio of Investments. The carrying amount of the liability for cash collateral due to brokers at October 31, 2020 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 9) at October 31, 2020. Because the Subsidiary is not registered under the 1940 Act, it may not be able to negotiate terms with its counterparties that are equivalent to those a registered portfolio may negotiate. As a result, the Subsidiary may have greater exposure to those counterparties than a registered portfolio.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at October 31, 2020 was as follows:

	Fair Value
Consolidated Statement of Assets and Liabilities Caption	Commodity	Credit	Equity Price	Foreign Exchange	Interest Rate	Total

Not applicable	$1,058,887 *	$39,125,976 *	$193,817 *	$18,549,676 *	$47,738,191 *	$106,666,547

Receivable for open forward foreign currency exchange contracts	—	—	—	49,610,817	—	49,610,817

Receivable/Payable for open swap contracts; Upfront payments/receipts on open non-centrally cleared swap contracts	5,034,044	44,333,264	199,933	200,682	7,776,148	57,544,071

Total Asset Derivatives	$6,092,931	$83,459,240	$393,750	$68,361,175	$55,514,339	$213,821,435

Derivatives not subject to master netting or similar agreements	$1,058,887	$39,125,976	$193,817	$18,549,676	$47,738,191	$106,666,547

Total Asset Derivatives subject to master netting or similar agreements	$5,034,044	$44,333,264	$199,933	$49,811,499	$7,776,148	$107,154,888

Not applicable	$—	$(14,102,644)*	$(1,320,676)*	$(13,770,869)*	$(88,501,761)*	$(117,695,950)

Payable for open forward commodity contracts	(4,537,148)	—	—	—	—	(4,537,148)

Payable for open forward foreign currency exchange contracts	—	—	—	(51,556,248)	—	(51,556,248)

Payable/Receivable for open swap contracts; Upfront payments/receipts on open non-centrally cleared swap contracts	—	(403,175)	(434,181)	(521,422)	(1,168,932)	(2,527,710)

Total Liability Derivatives	$(4,537,148)	$(14,505,819)	$(1,754,857)	$(65,848,539)	$(89,670,693)	$(176,317,056)

Derivatives not subject to master netting or similar agreements	$—	$(14,102,644)	$(1,320,676)	$(13,770,869)	$(88,501,761)	$(117,695,950)

Total Liability Derivatives subject to master netting or similar agreements	$(4,537,148)	$(403,175)	$(434,181)	$(52,077,670)	$(1,168,932)	$(58,621,106)

*

Only the daily variation margin on open futures contracts and centrally cleared derivatives is reported within the Consolidated Statement of Assets and Liabilities as Receivable or Payable for variation margin on open futures contracts and centrally cleared derivatives, as applicable.

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Notes to Consolidated Financial Statements — continued

The Portfolio’s derivative assets and liabilities at fair value by risk, which are reported gross in the Consolidated Statement of Assets and Liabilities, are presented in the table above. The following tables present the Portfolio’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Portfolio (and Subsidiary) for such assets and pledged by the Portfolio (and Subsidiary) for such liabilities as of October 31, 2020.

Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)	Total Cash Collateral Received

Australia and New Zealand Banking Group Limited	$1,936,259	$—	$—	$(1,936,259)	$—	$2,150,000

Bank of America, N.A.	6,869,144	(1,818,348)	(5,050,796)	—	—	—

Barclays Bank PLC	9,559,018	(110,945)	—	(9,448,073)	—	9,540,000

BNP Paribas	8,317,445	(8,317,445)	—	—	—	—

Citibank, N.A.	10,218,723	(6,214,196)	—	(3,439,996)	564,531	3,439,996

Goldman Sachs International	25,460,446	(1,332,273)	(21,681,696)	—	2,446,477	—

HSBC Bank USA, N.A.	11,012,332	(6,160,112)	(4,852,220)	—	—	—

JPMorgan Chase Bank, N.A.	2,705,343	(948,950)	—	(1,756,393)	—	2,080,000

Morgan Stanley & Co. International PLC	10,620	(10,620)	—	—	—	—

Standard Chartered Bank	30,533,774	(27,944,820)	—	—	2,588,954	—

UBS AG	531,784	—	(531,784)	—	—	—

	$107,154,888	$(52,857,709)	$(32,116,496)	$(16,580,721)	$5,599,962	$17,209,996

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)	Total Cash Collateral Pledged

Bank of America, N.A.	$(1,818,348)	$1,818,348	$—	$—	$—	$—

Barclays Bank PLC	(110,945)	110,945	—	—	—	—

BNP Paribas	(12,722,947)	8,317,445	4,405,502	—	—	—

Citibank, N.A.	(6,214,196)	6,214,196	—	—	—	1,025,600

Credit Agricole Corporate and Investment Bank	(216,634)	—	216,634	—	—	—

Goldman Sachs International	(1,332,273)	1,332,273	—	—	—	—

HSBC Bank USA, N.A.	(6,160,112)	6,160,112	—	—	—	—

ICBC Standard Bank plc	(515,896)	—	—	—	(515,896)	—

JPMorgan Chase Bank, N.A.	(948,950)	948,950	—	—	—	—

Morgan Stanley & Co. International PLC	(450,134)	10,620	400,986	—	(38,528)	—

Nomura International PLC	(185,851)	—	185,851	—	—	—

Standard Chartered Bank	(27,944,820)	27,944,820	—	—	—	—

	$(58,621,106)	$52,857,709	$5,208,973	$—	$(554,424)	$1,025,600

Total — Deposits for derivatives collateral — OTC derivatives						$18,235,596

(a)	In some instances, the total collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b)	Net amount represents the net amount due from the counterparty in the event of default.

(c)	Net amount represents the net amount payable to the counterparty in the event of default.

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Notes to Consolidated Financial Statements — continued

Information with respect to reverse repurchase agreements at October 31, 2020 is included at Note 7.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Consolidated Statement of Operations by risk exposure for the year ended October 31, 2020 was as follows:

Consolidated Statement of Operations Caption	Commodity	Credit	Equity Price	Foreign Exchange	Interest Rate	Total

Net realized gain (loss) —

Investment transactions	$—	$—	$(6,535,555)	$(928,702)	$4,842,052	$(2,622,205)

Futures contracts	24,425,567	—	1,145,711	—	1,243,822	26,815,100

Swap contracts	13,484,817	21,747,063	8,809,974	(7,256,928)	(8,784,960)	27,999,966

Forward foreign currency exchange contracts	—	—	—	20,125,247	—	20,125,247

Non-deliverable bond forward contracts	—	—	—	—	1,345,781	1,345,781

Total	$37,910,384	$21,747,063	$3,420,130	$11,939,617	$(1,353,305)	$73,663,889

Change in unrealized appreciation (depreciation) —

Investments	$—	$—	$4,906,018	$676,379	$(5,711,069)	$(128,672)

Futures contracts	1,194,717	—	(3,783,326)	—	13,743	(2,574,866)

Swap contracts	4,102,768	24,592,547	(797,686)	6,200,435	30,368,120	64,466,184

Forward commodity contracts	(4,537,148)	—	—	—	—	(4,537,148)

Forward foreign currency exchange contracts	—	—	—	6,202,205	—	6,202,205

Total	$760,337	$24,592,547	$325,006	$13,079,019	$24,670,794	$63,427,703

The average notional cost of futures contracts and average notional amounts of other derivative contracts outstanding during the year ended October 31, 2020, which are indicative of the volume of these derivative types, were as follows:

Futures Contracts — Long	Futures Contracts — Short	Forward Commodity Contracts	Forward Foreign Currency Exchange Contracts*	Non-deliverable Bond Forward Contracts	Interest Rate Swaptions Purchased	Swap Contracts

$97,961,000	$152,229,000	$25,565,000	$8,296,568,000	$14,284,000	$56,572,000	$5,264,567,000

*	The average notional amount for forward foreign currency exchange contracts is based on the absolute value of notional amounts of currency purchased and currency sold.

The average principal amount of purchased currency options contracts and average number of purchased options contracts outstanding during the year ended October 31, 2020, which are indicative of the volume of these derivative types, were approximately $37,876,000 and 210 contracts, respectively.

6  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in an $800 million unsecured line of credit agreement with a group of banks, which is in effect through October 26, 2021. Borrowings are made by the Portfolio solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2020, an upfront fee and arrangement fee totaling $950,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2020.

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Notes to Consolidated Financial Statements — continued

7  Reverse Repurchase Agreements

Reverse repurchase agreements outstanding as of October 31, 2020 were as follows:

Counterparty	Trade Date	Maturity Date		Interest Rate Paid	Principal Amount	Value Including Accrued Interest

Barclays Bank PLC	9/22/2020	On Demand	(1)	2.50%	$21,363,304	$21,421,163

Barclays Bank PLC	9/22/2020	On Demand	(1)	2.50%	10,248,010	10,275,765

Barclays Bank PLC	10/15/2020	On Demand	(1)	2.50%	6,610,032	6,617,376

JPMorgan Chase Bank, N.A.	10/1/2020	On Demand	(1)	1.50%	7,397,942	7,406,265

JPMorgan Chase Bank, N.A.	10/6/2020	On Demand	(1)	1.00%	20,617,178	20,630,923

JPMorgan Chase Bank, N.A.	10/6/2020	On Demand	(1)	1.15%	13,738,609	13,749,142

Nomura International PLC	5/28/2020	On Demand	(1)	1.75%	13,545,648	13,648,369

Nomura International PLC	5/28/2020	On Demand	(1)	1.75%	8,521,250	8,585,869

Nomura International PLC	10/26/2020	On Demand	(1)	1.55%	26,816,253	26,822,026

Total					$128,858,226	$129,156,898

(1)	Open reverse repurchase agreement with no specific maturity date. Either party may terminate the agreement upon demand.

At October 31, 2020, the remaining contractual maturity of all open reverse repurchase agreements was overnight and continuous. The type of securities pledged as collateral for all open reverse repurchase agreements was sovereign debt.

For the year ended October 31, 2020, the average borrowings under settled reverse repurchase agreements and the average interest rate paid were approximately $120,223,000 and 2.02%, respectively. Based on the short-term nature of the borrowings under the reverse repurchase agreements, the carrying value of the payable for reverse repurchase agreements approximated its fair value at October 31, 2020. If measured at fair value, borrowings under the reverse repurchase agreements would have been considered as Level 2 in the fair value hierarchy (see Note 9) at October 31, 2020.

Reverse repurchase agreements entered into by the Portfolio are subject to Master Repurchase Agreements (MRA), which permit the Portfolio, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Portfolio.

The following table presents the Portfolio’s reverse repurchase agreements net of amounts available for offset under an MRA and net of the related collateral pledged by the Portfolio as of October 31, 2020.

Counterparty	Reverse Repurchase Agreements*	Assets Available for Offset	Securities Collateral Pledged(a)	Net Amount(b)

Barclays Bank PLC	$(38,314,304)	$—	$38,314,304	$—

JPMorgan Chase Bank, N.A.	(41,786,330)	—	41,786,330	—

Nomura International PLC	(49,056,264)	—	49,056,264	—

	$(129,156,898)	$—	$129,156,898	$—

*	Including accrued interest.

(a)	In some instances, the total collateral pledged may be more than the amount shown due to overcollateralization.

(b)	Net amount represents the net amount payable to the counterparty in the event of default.

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Global Macro Absolute Return Advantage Portfolio

October 31, 2020

Notes to Consolidated Financial Statements — continued

8  Investments in Affiliated Funds

At October 31, 2020, the value of the Portfolio’s investment in affiliated funds was $316,280,512, which represents 10.4% of the Portfolio’s net assets. Transactions in affiliated funds by the Portfolio for the year ended October 31, 2020 were as follows:

Name of affiliated fund	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units, end of period

Short-Term Investments

Eaton Vance Cash Reserves Fund, LLC	$172,862,422	$2,383,415,412	$(2,240,057,459)	$77,371	$(17,234)	$316,280,512	$1,161,342	316,280,512

9  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

64

Global Macro Absolute Return Advantage Portfolio

October 31, 2020

Notes to Consolidated Financial Statements — continued

At October 31, 2020, the hierarchy of inputs used in valuing the Portfolio’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Foreign Government Bonds	$—	$1,830,332,772	$—	$1,830,332,772

Foreign Corporate Bonds	—	130,341,970	35,326,462	165,668,432

Sovereign Loans	—	129,185,085	—	129,185,085

Senior Floating-Rate Loans	—	—	1,381,786	1,381,786

Loan Participation Notes	—	—	52,169,729	52,169,729

Collateralized Mortgage Obligations	—	8,674,005	—	8,674,005

U.S. Government Guaranteed Small Business Administration Loans	—	34,077,662	—	34,077,662

Common Stocks	11,890,865	130,019,709 *	—	141,910,574

Rights	—	0	—	0

Warrants	—	—	0	0

Short-Term Investments —

Foreign Government Securities	—	121,881,879	—	121,881,879

U.S. Treasury Obligations	—	54,998,989	—	54,998,989

Other	—	316,280,512	—	316,280,512

Total Investments	$11,890,865	$2,755,792,583	$88,877,977	$2,856,561,425

Forward Foreign Currency Exchange Contracts	$—	$68,160,493	$—	$68,160,493

Futures Contracts	3,880,978	—	—	3,880,978

Swap Contracts	—	141,779,964	—	141,779,964

Total	$15,771,843	$2,965,733,040	$88,877,977	$3,070,382,860

Liability Description

Securities Sold Short	$—	$(16,481,613)	$—	$(16,481,613)

Forward Commodity Contracts	—	(4,537,148)	—	(4,537,148)

Forward Foreign Currency Exchange Contracts	—	(65,327,117)	—	(65,327,117)

Futures Contracts	(2,366,110)	(687,974)	—	(3,054,084)

Swap Contracts	—	(103,398,707)	—	(103,398,707)

Total	$(2,366,110)	$(190,432,559)	$—	$(192,798,669)

*

Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

65

Global Macro Absolute Return Advantage Portfolio

October 31, 2020

Notes to Consolidated Financial Statements — continued

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Investments in Senior Floating- Rate Loans	Investments in Foreign Corporate Bonds	Investments in Loan Participation Notes	Investments in Credit Linked Notes	Investments in Warrants	Total

Balance as of October 31, 2019	$35,366,583	$16,752,410	$—	$2,306,101	$0	$54,425,094

Realized gains (losses)	(3,732,599)	(3,591,825)	—	(1,010,268)	—	(8,334,692)

Change in net unrealized appreciation (depreciation)	2,959,155	(2,938,552)	373,332	333,631	—	727,566

Cost of purchases	1,629,464	42,654,506	51,796,397	—	—	96,080,367

Proceeds from sales	(35,818,496)	(18,177,050)	—	(1,629,464)	—	(55,625,010)

Accrued discount (premium)	977,679	—	—	—	—	977,679

Transfers to Level 3(1)	—	626,973	—	—	—	626,973

Transfers from Level 3	—	—	—	—	—	—

Balance as of October 31, 2020	$1,381,786	$35,326,462	$52,169,729	$—	$0	$88,877,977

Change in net unrealized appreciation (depreciation) on investments still held as of October 31, 2020	$(1,225,357)	$(5,611,898)	$373,332	$—	$—	$(6,463,923)

(1)	Transferred into Level 3 as a result of the unavailability of significant observable valuation inputs.

The following is a summary of quantitative information about significant unobservable valuation inputs for Level 3 investments held as of October 31, 2020:

Type of Investment	Fair Value as of October 31, 2020	Valuation Technique	Unobservable Inputs	Input	Impact to Valuation from an Increase to Input*

Senior Floating-Rate Loans	$1,381,786	Estimated Recovery Value	Estimated Recovery Value Percentage	53.00%	Increase

Foreign Corporate Bonds	35,326,462	Matrix Pricing	Credit Spread to Iceland Government Bond Yield	2.00%	Decrease

Loan Participation Notes	52,169,729	Matrix Pricing	Adjusted Credit Spread to the Central Bank of Uzbekistan Quoted Policy Rate	2.15%	Decrease

Warrants	0	Price to Book Value Per Share	Price to Book Ratio	0.75	Increase

Included in foreign corporate bonds are securities valued at $0 based on their estimated recovery value percentage.

*

Represents the directional change in the fair value of the Level 3 investments that would result in an increase to the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect.

10  Risks and Uncertainties

Risks Associated with Foreign Investments

The Portfolio’s investments in foreign instruments can be adversely affected by changes in currency exchange rates and political, economic and market developments abroad. In emerging or less developed countries, these risks can be more significant. Investment markets in emerging market countries are typically substantially smaller, less liquid and more volatile than the major markets in developed countries. Emerging market countries may have relatively unstable governments and economies. Emerging market investments often are subject to speculative trading, which typically contributes to volatility.

66

Global Macro Absolute Return Advantage Portfolio

October 31, 2020

Notes to Consolidated Financial Statements — continued

The Portfolio may have difficulties enforcing its legal or contractual rights in a foreign country. Economic data as reported by foreign governments and other issuers may be delayed, inaccurate or fraudulent. In the event of a default by a sovereign entity, there are typically no assets to be seized or cash flows to be attached. Furthermore, the willingness or ability of a foreign government to renegotiate defaulted debt may be limited.

Pandemic Risk

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in December 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, the economies of individual countries, individual companies, and the market in general, and may continue to do so in significant and unforeseen ways, as may other epidemics and pandemics that may arise in the future. Any such impact could adversely affect the Portfolio’s performance, or the performance of the securities in which the Portfolio invests.

11  Additional Information

On October 8, 2020, Morgan Stanley and Eaton Vance Corp. (“Eaton Vance”) announced that they had entered into a definitive agreement under which Morgan Stanley would acquire Eaton Vance. Under the Investment Company Act of 1940, as amended, consummation of this transaction may be deemed to result in the automatic termination of an Eaton Vance Fund’s investment advisory agreement, and, where applicable, any related sub-advisory agreement. On November 24, 2020, the Portfolio’s Board approved a new investment advisory agreement. The new investment advisory agreement will be presented to Portfolio interest holders for approval, and, if approved, would take effect upon consummation of the transaction. A special joint meeting of Portfolio interest holders will be held on February 18, 2021, at which the proposed investment advisory agreement for the Portfolio will be submitted for approval.

67

Global Macro Absolute Return Advantage Portfolio

October 31, 2020

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Global Macro Absolute Return Advantage Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying consolidated statement of assets and liabilities of Global Macro Absolute Return Advantage Portfolio and subsidiary (the “Portfolio”), including the consolidated portfolio of investments, as of October 31, 2020, the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements and financial highlights”). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of October 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities and senior loans owned as of October 31, 2020, by correspondence with the custodian, brokers and selling or agent banks; when replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 22, 2020

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

68

Eaton Vance

Global Macro Absolute Return Advantage Fund

October 31, 2020

Liquidity Risk Management Program

The Fund has implemented a written liquidity risk management program (Program) and related procedures to manage its liquidity in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (Liquidity Rule). The Liquidity Rule defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Fund’s Board of Trustees/Directors has designated the investment adviser to serve as the administrator of the Program and the related procedures. The administrator has established a Liquidity Risk Management Oversight Committee (Committee) to perform the functions necessary to administer the Program. As part of the Program, the administrator is responsible for identifying illiquid investments and categorizing the relative liquidity of the Fund’s investments in accordance with the Liquidity Rule. Under the Program, the administrator assesses, manages, and periodically reviews the Fund’s liquidity risk, and is responsible for making certain reports to the Fund’s Board of Trustees/Directors and the Securities and Exchange Commission (SEC) regarding the liquidity of the Fund’s investments, and to notify the Board of Trustees/Directors and the SEC of certain liquidity events specified in the Liquidity Rule. The liquidity of the Fund’s portfolio investments is determined based on a number of factors including, but not limited to, relevant market, trading and investment-specific considerations under the Program.

At a meeting of the Fund’s Board of Trustees/Directors, the Committee provided a written report to the Fund’s Board of Trustees/Directors pertaining to the operation, adequacy, and effectiveness of implementation of the Program, as well as the operation of the highly liquid investment minimum (if applicable) for the period December 1, 2018 through December 31, 2019 (Review Period). The Program operated effectively during the Review Period, supporting the administrator’s ability to assess, manage and monitor Fund liquidity risk, including during periods of market volatility and net redemptions. During the Review Period, the Fund met redemption requests on a timely basis.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

69

Eaton Vance

Global Macro Absolute Return Advantage Fund

October 31, 2020

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Global Macro Absolute Return Advantage Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 143 portfolios (with the exception of Messrs. Faust and Wennerholm and Ms. Frost who oversee 142 portfolios) in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Trust/Portfolio Position(s)	Trustee Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 142 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and Portfolio.

Other Directorships in the Last Five Years. Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Other Directorships in the Last Five Years. None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Other Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Other Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Other Directorships in the Last Five Years. Director of DraftKings, Inc.

(digital sports entertainment and gaming company) (since September 2020). Director of Groupon, Inc. (e-commerce provider) (since April 2020). Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Formerly, Director of Dynex Capital, Inc. (mortgage REIT) (2013-2020).

70

Eaton Vance

Global Macro Absolute Return Advantage Fund

October 31, 2020

Management and Organization — continued

Name and Year of Birth	Trust/Portfolio Position(s)	Trustee Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson) and 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Other Directorships in the Last Five Years. None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Other Directorships in the Last Five Years. None.

Keith Quinton 1958	Trustee	2018

Private investor, researcher and lecturer. Independent Investment Committee Member at New Hampshire Retirement System (since 2017). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Other Directorships in the Last Five Years. Director (since 2016) and

Chairman (since 2019) of New Hampshire Municipal Bond Bank.

Marcus L. Smith 1966	Trustee	2018

Private investor. Member of Posse Boston Advisory Board (foundation) (since 2015). Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Other Directorships in the Last Five Years. Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Director of Ascot Group Limited and certain of its subsidiaries (insurance and reinsurance) (since 2018). Formerly, Director of Hagerty Holding Corp. (insurance and reinsurance) (2015-2018). Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Other Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Scott E. Wennerholm 1959	Trustee	2016

Private Investor. Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Other Directorships in the Last Five Years. None.

Name and Year of Birth	Trust/Portfolio Position(s)	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees

Eric A. Stein 1980	President	2020	Vice President and Chief Investment Officer, Fixed Income of EVM and BMR. Prior to November 1, 2020, Mr. Stein was a co-Director of Eaton Vance’s Global Income Investments. Also Vice President of Calvert Research and Management (“CRM”).

71

Eaton Vance

Global Macro Absolute Return Advantage Fund

October 31, 2020

Management and Organization — continued

Name and Year of Birth	Trust/Portfolio Position(s)	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees (continued)

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of CRM.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly, Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

72

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each entity listed below has adopted a privacy policy and procedures (“Privacy Program”) Eaton Vance believes is reasonably designed to protect your personal information and to govern when and with whom Eaton Vance may share your personal information.

•

At the time of opening an account, Eaton Vance generally requires you to provide us with certain information such as name, address, social security number, tax status, account numbers, and account balances. This information is necessary for us to both open an account for you and to allow us to satisfy legal requirements such as applicable anti-money laundering reviews and know-your-customer requirements.

•

On an ongoing basis, in the normal course of servicing your account, Eaton Vance may share your information with unaffiliated third parties that perform various services for Eaton Vance and/or your account. These third parties include transfer agents, custodians, broker/dealers and our professional advisers, including auditors, accountants, and legal counsel. Eaton Vance may additionally share your personal information with our affiliates.

•	We believe our Privacy Program is reasonably designed to protect the confidentiality of your personal information and to prevent unauthorized access to that information.

•

We reserve the right to change our Privacy Program at any time upon proper notification to you. You may want to review our Privacy Program periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of protecting your personal information applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, and Calvert Funds. This Privacy Notice supersedes all previously issued privacy disclosures. For more information about our Privacy Program or about how your personal information may be used, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

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Investment Adviser of Global Macro Absolute Return Advantage Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Investment Adviser and Administrator of Eaton Vance Global Macro Absolute Return Advantage Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*

FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

4836    10.31.20

Eaton Vance

Global Small-Cap Equity Fund

Annual Report

October 31, 2020

Important Note. Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (eatonvance.com/funddocuments), and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you are a direct investor, you may elect to receive shareholder reports and other communications from the Fund electronically by signing up for e-Delivery at eatonvance.com/edelivery. If you own your shares through a financial intermediary (such as a broker-dealer or bank), you must contact your financial intermediary to sign up.

You may elect to receive all future Fund shareholder reports in paper free of charge. If you are a direct investor, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-262-1122. If you own these shares through a financial intermediary, you must contact your financial intermediary or follow instructions included with this disclosure, if applicable, to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Eaton Vance funds held directly or to all funds held through your financial intermediary, as applicable.

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The investment adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator. The adviser is also registered as a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2020

Eaton Vance

Global Small-Cap Equity Fund

Eaton Vance

Global Small-Cap Equity Fund

October 31, 2020

Management’s Discussion of Fund Performance1

Economic and Market Conditions

The 12-month period that began November 1, 2019, included some of the best and worst equity performances in over a decade.

The period began with global equities rallying in the closing months of 2019, supported by interest rate reductions by dozens of central banks worldwide. In July 2019, the U.S. Federal Reserve (the Fed) had cut rates for the first time in over a decade, followed by two additional rate cuts in September and October.

In January 2020, however, news of the novel coronavirus outbreak in China began to raise investor concerns. As the virus turned into a global pandemic in February and March, it ended the longest-ever U.S. economic expansion and triggered a global economic slowdown. Equity markets along with credit markets plunged in value amid unprecedented volatility.

In response, the Fed announced two emergency rate cuts in March 2020 — lowering the federal funds rate to 0.00%-0.25% — along with other measures designed to shore up the markets. Across the globe, other central banks and governments launched aggressive monetary and fiscal responses to help mitigate the economic effects of the virus.

These moves helped calm the markets and initiated a global equity rally that began in late March and lasted through August. In the second quarter of 2020, U.S. stocks reported their best quarterly returns since 1998 — on the heels of the worst first quarter for American stocks since the 2007-2008 global financial crisis. As with U.S. equities, overseas stock indexes reflected investor optimism as economies started to emerge from coronavirus lockdowns and factories resumed production.

In the final two months of the period, however, the equity rally stalled as the pandemic appeared to increase its drag on the global economy. Across Europe, nations that seemed to have beaten back the coronavirus during the summer initiated new lockdowns to combat a second wave of infections. In the U.S., coronavirus cases were on the rise in virtually every state.

Reflecting the increasingly grim economic outlook for fall and winter, most major global stock indexes reported negative returns in September and October. The one bright spot seemed to be several east Asian nations, which were among the first countries impacted by the pandemic and took strong measures to combat the coronavirus early on, and where economic activity had started to rebound by period-end.

For the period as a whole, the MSCI World Index, a broad measure of global equities, returned 4.36%; while the S&P 500® Index, a broad measure of U.S. stocks, returned 9.71%; and the technology-laden Nasdaq Composite Index returned 32.84%. The MSCI EAFE Index of developed-market international equities returned –6.86%; while the MSCI Emerging Markets Index returned 8.25% in U.S. dollars.

Fund Performance

For the 12-month period ended October 31, 2020, Eaton Vance Global Small-Cap Equity Fund (the Fund) returned 2.98% for Class A shares at net asset value, outperforming its benchmark, the MSCI World Small Cap Index (the Index), which returned –0.01%.

Security selections drove the Fund’s outperformance in combination with beneficial sector allocations during the period.

The consumer discretionary sector was the top contributor to returns relative to the Index during the period, largely because of stock selections. In this sector, China MeiDong Auto Holdings, Ltd., a Hong Kong-listed Chinese auto dealer that sells premium and luxury car brands, performed well as demand recovered once the COVID-19 outbreak showed signs of being under control in China. In addition, consumption trends favored premium brands as prospective buyers sought to upgrade their cars during the period.

Games Workshop Group PLC, a tabletop gaming company based in the U.K. was another strong contributor in the consumer discretionary sector. Its stock price rose steadily with the advent of the COVID-19 pandemic. With stay-at-home mandates imposed worldwide to control the virus’ spread, sales of games skyrocketed as people sought to entertain themselves while being confined.

The stock price of National Vision Holdings, Inc. (National Vision), a discount optical retailer also in consumer discretionary, rose as the company reopened its stores within weeks of the onset of the COVID-19 pandemic. National Vision also benefited from extending and expanding its business partnership with Walmart, Inc. and projected strong earnings growth during the period.

An overweight exposure to the health care sector — the strongest performer within the Index — combined with beneficial stock selections also contributed significantly to relative returns.

DiaSorin SpA, a health care sector contributor based in Italy, makes diagnostic tests for immunity and analysis of individual genomes for the development of medical treatments. Its stock price rose sharply with the advent of the COVID-19 pandemic as demand for its products surged during the period.

Selections within the financials and real estate sectors also made important contributions to returns. Underweight exposure to the energy sector — the worst performing sector within the Index — further enhanced performance relative to the Index during the period.

Although security selections were overall positive — especially in the industrials, financials, and real estate sectors — several of the largest detractors came from these sectors. Adverse selections in these sectors were particularly consequential as these sectors were among the weakest performers within the Index amid the COVID-19-induced economic contraction. Selections within the information technology and consumer staples sectors also weighed on relative returns during the period.

In the industrials sector, Hexcel Corp. (Hexcel), a provider of carbon fiber and other materials for the aerospace industry, was one of the largest detractors to returns. Hexcel’s stock price, already hurt by problems with Boeing’s 737 MAX, was further weighed down by the spread of the COVID-19 pandemic and the resulting slowdown in airline travel. Investors also reacted negatively to Hexcel’s proposed merger with Woodward, Inc., a supplier of flight and engine controls to the aerospace industry.

Also in the industrials sector, Melrose Industries PLC, a London-based buyer and seller of underperforming businesses, further detracted during the period. Its stock price fell as sales in many of its businesses, including aerospace, automotive, and powder metallurgy, dropped sharply with the onset of the pandemic. By period-end, the stock was sold from the Fund.

The stock price of Euronet Worldwide, Inc., an electronic payments services company, fell steeply in March as the COVID-19 pandemic took hold and commerce all but halted as people were ordered to stay home to curb the virus’ spread.

National Retail Properties, Inc., a real estate investment trust that invests in properties that are leased to retail businesses, was also a significant detractor to returns relative to the Index during the period. Its stock price fell with the pandemic’s outbreak, when many retail businesses were closed to stem the spread of the virus.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Global Small-Cap Equity Fund

October 31, 2020

Performance2,3

Portfolio Managers Aidan M. Farrell of Eaton Vance Global Advisors Limited; Michael D. McLean, CFA and J. Griffith Noble, CFA, each of Eaton Vance Management

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years

Class A at NAV	03/04/2002	03/04/2002	2.98%	7.81%	9.14%
Class A with 5.75% Maximum Sales Charge	—	—	–2.96	6.54	8.49
Class C at NAV	03/04/2002	03/04/2002	2.25	7.01	8.33
Class C with 1% Maximum Sales Charge	—	—	1.27	7.01	8.33
Class I at NAV	10/01/2009	03/04/2002	3.18	8.08	9.41

MSCI World Small Cap Index	—	—	–0.01%	6.75%	8.31%

% Total Annual Operating Expense Ratios[4]			Class A	Class C	Class I

Gross			1.93%	2.68%	1.68%
Net			1.35	2.10	1.10

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge

Class C	$10,000	10/31/2010	$22,265	N.A.
Class I	$250,000	10/31/2010	$614,902	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Global Small-Cap Equity Fund

October 31, 2020

Fund Profile

Common Stock Sector Allocation (% of net assets)

Country Allocation (% of net assets)

Top 10 Holdings (% of net assets)5

Terminix Global Holdings, Inc.	1.6%

Valvoline, Inc.	1.6

National Vision Holdings, Inc.	1.4

RealPage, Inc.	1.3

ACI Worldwide, Inc.	1.3

EastGroup Properties, Inc.	1.3

CMS Energy Corp.	1.2

Mueller Water Products, Inc., Class A	1.2

CubeSmart	1.1

Bapcor, Ltd.	1.1

Total	13.1%

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Global Small-Cap Equity Fund

October 31, 2020

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

MSCI World Small Cap Index is an unmanaged index of small-cap equity securities in the developed markets. MSCI indexes are net of foreign withholding taxes. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Prior to August 7, 2015, the Fund’s investment adviser employed an investment objective and strategy of seeking to achieve long-term after-tax returns by investing in value stocks of small-cap companies. From August 7, 2015 until March 1, 2018, the Fund’s investment adviser employed an investment objective and strategy of seeking long-term, after-tax returns by investing in stocks of global small-cap companies. Effective March 1, 2018, the Fund changed its investment objective and strategy to no longer seek after-tax returns. Performance prior to March 1, 2018 reflects the Fund’s performance under its former investment objectives and policies.

[4]

Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 2/28/21. Without the reimbursement, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]	Excludes cash and cash equivalents.

Fund profile subject to change due to active management.

Additional Information

MSCI World Index is an unmanaged index of equity securities in the developed markets. S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. S&P Dow Jones Indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® and S&P 500® are registered trademarks of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. Nasdaq Composite Index is a market capitalization-weighted index of all domestic and international securities listed on Nasdaq. Source: Nasdaq, Inc. The information is provided by Nasdaq (with its affiliates, are referred to as the “Corporations”) and Nasdaq’s third party licensors on an “as is” basis and the Corporations make no guarantees and bear no liability of any kind with respect to the information or the Fund. MSCI EAFE Index is an unmanaged index of equities in the developed markets, excluding the U.S. and Canada. MSCI Emerging Markets Index is an unmanaged index of emerging markets common stocks.

5

Eaton Vance

Global Small-Cap Equity Fund

October 31, 2020

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2020 – October 31, 2020).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/20)	Ending Account Value (10/31/20)	Expenses Paid During Period* (5/1/20 – 10/31/20)		Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,160.00	$7.33	**	1.35%
Class C	$1,000.00	$1,156.50	$11.38	**	2.10%
Class I	$1,000.00	$1,161.50	$5.98	**	1.10%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,018.30	$6.85	**	1.35%
Class C	$1,000.00	$1,014.60	$10.63	**	2.10%
Class I	$1,000.00	$1,019.60	$5.58	**	1.10%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2020.

**	Absent an allocation of certain expenses to an affiliate, expenses would be higher.

6

Eaton Vance

Global Small-Cap Equity Fund

October 31, 2020

Portfolio of Investments

Common Stocks — 99.2%
Security	Shares	Value

Australia — 3.4%

Bapcor, Ltd.	63,164	$340,440

Bravura Solutions, Ltd.	68,784	141,955

carsales.com, Ltd.	16,003	233,801

Northern Star Resources, Ltd.	7,505	79,282

OZ Minerals, Ltd.	6,814	71,182

Steadfast Group, Ltd.	39,684	99,497

Westgold Resources, Ltd.(1)	59,792	108,786

		$1,074,943

Austria — 0.7%

BAWAG Group AG(1)(2)	6,268	$230,193

		$230,193

Belgium — 0.4%

VGP NV	955	$124,445

		$124,445

Canada — 2.8%

Boyd Group Services, Inc.	1,058	$151,764

Granite Real Estate Investment Trust	2,480	139,050

Keyera Corp.	4,269	60,592

Killam Apartment Real Estate Investment Trust	9,947	119,531

Kirkland Lake Gold, Ltd.	2,476	112,807

Lundin Mining Corp.	6,513	39,353

Pan American Silver Corp.	2,077	66,006

Seven Generations Energy, Ltd., Class A(1)	18,392	65,158

TMX Group, Ltd.	1,495	145,270

		$899,531

China — 0.7%

China Meidong Auto Holdings, Ltd.	53,119	$217,521

		$217,521

France — 0.2%

Rubis SCA	2,218	$72,927

		$72,927

Germany — 0.8%

AIXTRON SE(1)	10,618	$119,572

Salzgitter AG(1)	878	12,774

TeamViewer AG(1)(2)	2,649	116,762

		$249,108

Security	Shares	Value

Israel — 0.4%

Amot Investments, Ltd.	26,445	$121,193

		$121,193

Italy — 3.9%

Amplifon SpA(1)	8,401	$305,441

Banca Farmafactoring SpA(1)(2)	47,989	221,402

DiaSorin SpA	867	190,331

FinecoBank Banca Fineco SpA(1)	8,007	109,935

Interpump Group SpA	5,953	224,854

MARR SpA(1)	5,724	77,491

Moncler SpA(1)	2,601	104,070

		$1,233,524

Japan — 12.1%

Chiba Bank, Ltd. (The)	18,000	$92,975

FP Corp.	3,726	148,599

Fukuoka Financial Group, Inc.	4,049	67,729

Invesco Office J REIT, Inc.	929	115,249

Itochu Techno-Solutions Corp.	4,650	157,762

J. Front Retailing Co., Ltd.	20,996	159,994

Japan Hotel REIT Investment Corp.	296	143,342

Kewpie Corp.	5,597	114,548

Kose Corp.	1,295	165,081

Kuraray Co., Ltd.	14,713	136,080

Kyoritsu Maintenance Co., Ltd.	3,854	137,897

Lion Corp.	5,611	114,416

Makita Corp.	4,056	179,290

Mitsui Fudosan Logistics Park, Inc.	38	181,559

Miura Co., Ltd.	4,478	210,978

Morinaga & Co., Ltd.	2,800	106,387

Nabtesco Corp.	6,323	236,216

Nohmi Bosai, Ltd.	10,113	218,943

Nomura Co., Ltd.	13,662	88,224

OSG Corp.	9,020	135,129

Penta-Ocean Construction Co., Ltd.	40,009	253,704

Sankyu, Inc.	3,504	125,519

Ship Healthcare Holdings, Inc.	4,322	205,089

Sumco Corp.	10,225	155,950

Yamaha Corp.	3,610	171,133

		$3,821,793

Luxembourg — 0.1%

APERAM S.A.	1,542	$41,382

		$41,382

7	See Notes to Financial Statements.

Eaton Vance

Global Small-Cap Equity Fund

October 31, 2020

Portfolio of Investments — continued

Security	Shares	Value

Netherlands — 1.6%

Aalberts NV	6,372	$213,775

IMCD NV	2,451	283,681

		$497,456

New Zealand — 0.5%

Fisher & Paykel Healthcare Corp., Ltd.	7,252	$167,771

		$167,771

Norway — 0.6%

Entra ASA(2)	13,341	$174,407

TGS NOPEC Geophysical Co. ASA	2,825	26,062

		$200,469

Sweden — 2.4%

Addtech AB, Class B	24,661	$272,531

Boliden AB	3,757	102,450

Bravida Holding AB(2)	11,754	135,523

Indutrade AB(1)	4,838	244,943

		$755,447

Switzerland — 1.0%

Belimo Holding AG	22	$163,607

Galenica AG(2)	2,196	138,484

		$302,091

United Kingdom — 9.5%

Abcam PLC	11,616	$221,605

Avast PLC(2)	22,112	135,884

Cairn Energy PLC(1)	28,906	51,967

Cranswick PLC	3,645	151,942

Dechra Pharmaceuticals PLC	6,103	276,086

Diploma PLC	9,970	287,091

First Derivatives PLC	2,958	112,460

Games Workshop Group PLC	1,960	263,495

Grainger PLC	30,248	109,583

Halma PLC	9,527	292,361

Howden Joinery Group PLC(1)	22,369	184,675

Judges Scientific PLC	2,424	169,547

Lancashire Holdings, Ltd.	18,117	149,511

Nomad Foods, Ltd.(1)	9,735	236,074

Spirax-Sarco Engineering PLC	1,119	163,590

St. James’s Place PLC	17,896	208,571

		$3,014,442

Security	Shares	Value

United States — 58.1%

ACI Worldwide, Inc.(1)	14,071	$410,451

Addus HomeCare Corp.(1)	2,117	206,556

Alliant Energy Corp.	6,002	331,791

Altair Engineering, Inc., Class A(1)	7,836	337,183

Amedisys, Inc.(1)	1,022	264,698

AMETEK, Inc.	2,387	234,403

Applied Industrial Technologies, Inc.	3,287	200,671

Asbury Automotive Group, Inc.(1)	1,328	136,757

Autoliv, Inc.	1,442	109,304

AZEK Co., Inc. (The)(1)	5,174	173,019

Balchem Corp.	1,876	187,506

Ball Corp.	2,735	243,415

Black Knight, Inc.(1)	3,362	295,688

Brunswick Corp.	4,024	256,369

CBIZ, Inc.(1)	10,671	241,912

CDK Global, Inc.	5,324	229,464

Chemed Corp.	531	253,988

Choice Hotels International, Inc.	1,303	113,817

CMS Energy Corp.	6,186	391,759

Cohen & Steers, Inc.	3,036	170,957

Columbia Sportswear Co.	962	71,756

Commerce Bancshares, Inc.	3,025	188,306

Community Bank System, Inc.	3,488	202,269

Cooper Cos., Inc. (The)	485	154,739

CubeSmart	10,642	361,083

Dana, Inc.	15,420	215,726

Deckers Outdoor Corp.(1)	493	124,911

Diamondback Energy, Inc.	2,838	73,675

Dorman Products, Inc.(1)	2,473	220,765

EastGroup Properties, Inc.	3,019	401,769

Emergent BioSolutions, Inc.(1)	2,871	258,304

Envestnet, Inc.(1)	4,025	308,879

Envista Holdings Corp.(1)	6,783	179,207

Equity LifeStyle Properties, Inc.	3,897	230,663

Euronet Worldwide, Inc.(1)	3,330	295,837

F5 Networks, Inc.(1)	1,397	185,717

First American Financial Corp.	1,836	81,867

First Citizens BancShares, Inc., Class A	339	156,855

First Republic Bank	1,172	147,836

Five Below, Inc.(1)	1,430	190,676

Flowers Foods, Inc.	6,022	141,999

Haemonetics Corp.(1)	3,192	322,679

Healthcare Realty Trust, Inc.	9,401	261,348

Herman Miller, Inc.	5,290	161,186

Hexcel Corp.	4,023	134,690

Horace Mann Educators Corp.	317	10,750

8	See Notes to Financial Statements.

Eaton Vance

Global Small-Cap Equity Fund

October 31, 2020

Portfolio of Investments — continued

Security	Shares	Value

United States (continued)

ICU Medical, Inc.(1)	1,334	$237,172

Jazz Pharmaceuticals PLC(1)	1,463	210,818

Kansas City Southern	801	141,088

Kirby Corp.(1)	2,851	109,735

Landstar System, Inc.	2,087	260,249

LHC Group, Inc.(1)	1,437	311,182

Ligand Pharmaceuticals, Inc.(1)	1,452	119,717

Lithia Motors, Inc., Class A	1,126	258,496

Mercury Systems, Inc.(1)	4,134	284,750

Middleby Corp.(1)	1,989	197,985

Mueller Water Products, Inc., Class A	35,580	368,609

National Retail Properties, Inc.	6,848	219,205

National Vision Holdings, Inc.(1)	10,686	430,966

nCino, Inc.(1)	668	47,107

NIC, Inc.	12,297	275,699

ONE Gas, Inc.	3,029	209,122

PDC Energy, Inc.(1)	3,730	44,462

Performance Food Group Co.(1)	4,636	155,816

Polaris, Inc.	1,244	113,030

R1 RCM, Inc.(1)	18,545	332,326

RealPage, Inc.(1)	7,534	419,568

Rexford Industrial Realty, Inc.	7,315	339,855

RLI Corp.	2,765	239,726

Selective Insurance Group, Inc.	3,043	158,419

Silicon Laboratories, Inc.(1)	1,742	178,485

South State Corp.	3,326	204,216

Stock Yards Bancorp, Inc.	5,256	200,884

Tandem Diabetes Care, Inc.(1)	1,058	115,322

Teleflex, Inc.	1,035	329,368

Tempur Sealy International, Inc.(1)	1,472	131,008

Terminix Global Holdings, Inc.(1)	10,603	499,295

Tradeweb Markets, Inc., Class A	4,969	270,711

Trex Co., Inc.(1)	2,220	154,379

Valvoline, Inc.	25,338	498,399

Visteon Corp.(1)	2,050	183,783

W.R. Berkley Corp.	2,809	168,877

Woodward, Inc.	1,690	134,440

		$18,427,469

Total Common Stocks (identified cost $25,677,453)		$31,451,705

Exchange-Traded Funds — 0.8%
Security	Shares	Value

Equity Funds — 0.8%

iShares MSCI EAFE Small-Cap ETF	1,946	$110,825

iShares Russell 2000 ETF	980	150,028

Total Exchange-Traded Funds (identified cost $267,895)		$260,853

Short-Term Investments — 0.3%
Description	Units	Value

Eaton Vance Cash Reserves Fund, LLC, 0.12%(3)	112,053	$112,053

Total Short-Term Investments (identified cost $112,053)		$112,053

Total Investments — 100.3% (identified cost $26,057,401)		$31,824,611

Other Assets, Less Liabilities — (0.3)%		$(104,790)

Net Assets — 100.0%		$31,719,821

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	Non-income producing security.

(2)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At October 31, 2020, the aggregate value of these securities is $1,152,655 or 3.6% of the Fund’s net assets.

(3)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2020.

9	See Notes to Financial Statements.

Eaton Vance

Global Small-Cap Equity Fund

October 31, 2020

Portfolio of Investments — continued

Sector Classification of Portfolio
Sector	Percentage of Net Assets	Value

Industrials	20.6%	$6,521,757

Health Care	15.1	4,800,883

Consumer Discretionary	14.0	4,451,209

Information Technology	14.0	4,435,727

Financials	11.1	3,526,756

Real Estate	9.6	3,042,282

Materials	5.8	1,848,021

Consumer Staples	4.0	1,263,754

Utilities	3.2	1,005,599

Energy	1.0	321,916

Exchange-Traded Funds	0.8	260,853

Communication Services	0.8	233,801

Short-Term Investments	0.3	112,053

Total Investments	100.3%	$31,824,611

10	See Notes to Financial Statements.

Eaton Vance

Global Small-Cap Equity Fund

October 31, 2020

Statement of Assets and Liabilities

Assets	October 31, 2020

Unaffiliated investments, at value (identified cost, $25,945,348)	$31,712,558

Affiliated investment, at value (identified cost, $112,053)	112,053

Foreign currency, at value (identified cost, $2,522)	2,526

Dividends receivable	24,098

Dividends receivable from affiliated investment	31

Receivable for investments sold	169,918

Receivable for Fund shares sold	9,804

Tax reclaims receivable	18,248

Total assets	$32,049,236

Liabilities

Payable for investments purchased	$168,828

Payable for Fund shares redeemed	59,138

Payable to affiliates:

Investment adviser fee	21,031

Administration fee	4,206

Distribution and service fees	6,707

Trustees’ fees	179

Other	2,647

Accrued expenses	66,679

Total liabilities	$329,415

Net Assets	$31,719,821

Sources of Net Assets

Paid-in capital	$25,882,962

Distributable earnings	5,836,859

Total	$31,719,821

Class A Shares

Net Assets	$21,164,440

Shares Outstanding	1,513,204

Net Asset Value and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$13.99

Maximum Offering Price Per Share

(100 ÷ 94.25 of net asset value per share)	$14.84

Class C Shares

Net Assets	$2,201,694

Shares Outstanding	211,357

Net Asset Value and Offering Price Per Share*

(net assets ÷ shares of beneficial interest outstanding)	$10.42

Class I Shares

Net Assets	$8,353,687

Shares Outstanding	574,768

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$14.53
On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

11	See Notes to Financial Statements.

Eaton Vance

Global Small-Cap Equity Fund

October 31, 2020

Statement of Operations

Investment Income	Year Ended October 31, 2020

Dividends (net of foreign taxes, $18,768)	$444,256

Dividends from affiliated investment	1,870

Total investment income	$446,126

Expenses

Investment adviser fee	$247,488

Administration fee	49,498

Distribution and service fees

Class A	55,440

Class C	26,757

Trustees’ fees and expenses	2,250

Custodian fee	54,981

Transfer and dividend disbursing agent fees	48,189

Legal and accounting services	41,372

Printing and postage	16,560

Registration fees	49,858

Miscellaneous	12,391

Total expenses	$604,784

Deduct —

Allocation of expenses to affiliate	$158,985

Total expense reductions	$158,985

Net expenses	$445,799

Net investment income	$327

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —

Investment transactions	$527,994

Investment transactions — affiliated investment	169

Foreign currency transactions	(2,812)

Net realized gain	$525,351

Change in unrealized appreciation (depreciation) —

Investments	$(164,333)

Foreign currency	62

Net change in unrealized appreciation (depreciation)	$(164,271)

Net realized and unrealized gain	$361,080

Net increase in net assets from operations	$361,407

12	See Notes to Financial Statements.

Eaton Vance

Global Small-Cap Equity Fund

October 31, 2020

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2020	2019

From operations —

Net investment income	$327	$110,163

Net realized gain	525,351	1,355,884

Net change in unrealized appreciation (depreciation)	(164,271)	2,675,453

Net increase in net assets from operations	$361,407	$4,141,500

Distributions to shareholders —

Class A	$(841,717)	$(1,822,708)

Class C	(128,085)	(861,771)

Class I	(337,724)	(741,356)

Total distributions to shareholders	$(1,307,526)	$(3,425,835)

Transactions in shares of beneficial interest —

Proceeds from sale of shares

Class A	$1,233,259	$1,890,773

Class C	134,447	235,182

Class I	4,041,690	2,332,595

Net asset value of shares issued to shareholders in payment of distributions declared

Class A	781,960	1,707,909

Class C	110,863	811,148

Class I	333,341	741,356

Cost of shares redeemed

Class A	(4,976,643)	(5,758,181)

Class C	(704,670)	(3,335,717)

Class I	(4,900,134)	(3,135,663)

Net asset value of shares converted

Class A	419,063	2,954,243

Class C	(419,063)	(2,954,243)

Net decrease in net assets from Fund share transactions	$(3,945,887)	$(4,510,598)

Net decrease in net assets	$(4,892,006)	$(3,794,933)

Net Assets

At beginning of year	$36,611,827	$40,406,760

At end of year	$31,719,821	$36,611,827

13	See Notes to Financial Statements.

Eaton Vance

Global Small-Cap Equity Fund

October 31, 2020

Financial Highlights

	Class A

	Year Ended October 31,
	2020		2019	2018		2017	2016

Net asset value — Beginning of year	$14.050		$13.770	$14.010		$11.150	$16.530

Income (Loss) From Operations

Net investment income(1)	$—	(2)	$0.045	$0.001		$0.002	$0.102

Net realized and unrealized gain (loss)	0.438		1.384	0.128		2.858	(0.164)

Total income (loss) from operations	$0.438		$1.429	$0.129		$2.860	$(0.062)

Less Distributions

From net investment income	$(0.071)		$(0.030)	$(0.072)		$—	$—

From net realized gain	(0.427)		(1.119)	(0.297)		—	(5.318)

Total distributions	$(0.498)		$(1.149)	$(0.369)		$—	$(5.318)

Net asset value — End of year	$13.990		$14.050	$13.770		$14.010	$11.150

Total Return(3)(4)	2.98%		12.20%	0.84%		25.65%	(0.46)%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$21,164		$24,111	$22,341		$13,815	$13,847

Ratios (as a percentage of average daily net assets):(5)

Expenses(4)	1.35%		1.35%	1.36%		1.40%	1.41%

Net investment income	0.00	%(7)	0.34%	0.01%		0.02%	0.92%

Portfolio Turnover of the Portfolio(8)	—		—	11	%(9)	59%	92%

Portfolio Turnover of the Fund	51%		50%	41	%(9)(10)	—	—

(1)	Computed using average shares outstanding.

(2)	Amount is less than $0.0005.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)

The investment adviser of the Portfolio and/or the administrator of the Fund reimbursed certain operating expenses (equal to 0.48%, 0.58%, 0.62%, 0.80% and 0.77% of average daily net assets for the years ended October 31, 2020, 2019, 2018, 2017 and 2016, respectively). Absent this reimbursement, total return would be lower.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.

(7)	Amount is less than 0.005%.

(8)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.

(9)	Not annualized.

(10)	For the period from January 22, 2018 through October 31, 2018 when the Fund was making investments directly in securities.

References to Portfolio herein are to Tax-Managed Global Small-Cap Portfolio, a Massachusetts business trust in which the Fund invested all of its investable assets prior to the close of business on January 19, 2018 and which had the same investment objective and policies as the Fund during such period.

14	See Notes to Financial Statements.

Eaton Vance

Global Small-Cap Equity Fund

October 31, 2020

Financial Highlights — continued

	Class C

	Year Ended October 31,
	2020	2019	2018		2017	2016

Net asset value — Beginning of year	$10.590	$10.690	$10.970		$8.790	$14.230

Income (Loss) From Operations

Net investment income (loss)(1)	$(0.076)	$(0.046)	$(0.087)		$(0.072)	$0.014

Net realized and unrealized gain (loss)	0.333	1.030	0.104		2.252	(0.136)

Total income (loss) from operations	$0.257	$0.984	$0.017		$2.180	$(0.122)

Less Distributions

From net realized gain	$(0.427)	$(1.084)	$(0.297)		$—	$(5.318)

Total distributions	$(0.427)	$(1.084)	$(0.297)		$—	$(5.318)

Net asset value — End of year	$10.420	$10.590	$10.690		$10.970	$8.790

Total Return(2)(3)	2.25%	11.32%	0.06%		24.80%	(1.24)%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$2,202	$3,227	$8,988		$4,965	$4,717

Ratios (as a percentage of average daily net assets):(4)

Expenses(3)	2.10%	2.10%	2.11%		2.15%	2.16%

Net investment income (loss)	(0.75)%	(0.45)%	(0.76)%		(0.72)%	0.16%

Portfolio Turnover of the Portfolio(5)	—	—	11	%(6)	59%	92%

Portfolio Turnover of the Fund	51%	50%	41	%(6)(7)	—	—

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

The investment adviser of the Portfolio and/or the administrator of the Fund reimbursed certain operating expenses (equal to 0.48%, 0.58%, 0.62%, 0.80% and 0.77% of average daily net assets for the years ended October 31, 2020, 2019, 2018, 2017 and 2016, respectively). Absent this reimbursement, total return would be lower.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.

(5)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.

(6)	Not annualized.

(7)	For the period from January 22, 2018 through October 31, 2018 when the Fund was making investments directly in securities.

References to Portfolio herein are to Tax-Managed Global Small-Cap Portfolio, a Massachusetts business trust in which the Fund invested all of its investable assets prior to the close of business on January 19, 2018 and which had the same investment objective and policies as the Fund during such period.

15	See Notes to Financial Statements.

Eaton Vance

Global Small-Cap Equity Fund

October 31, 2020

Financial Highlights — continued

	Class I

	Year Ended October 31,
	2020	2019	2018		2017	2016

Net asset value — Beginning of year	$14.580	$14.240	$14.480		$11.490	$16.840

Income (Loss) From Operations

Net investment income(1)	$0.034	$0.079	$0.040		$0.036	$0.108

Net realized and unrealized gain (loss)	0.450	1.442	0.123		2.954	(0.140)

Total income (loss) from operations	$0.484	$1.521	$0.163		$2.990	$(0.032)

Less Distributions

From net investment income	$(0.107)	$(0.062)	$(0.106)		$—	$—

From net realized gain	(0.427)	(1.119)	(0.297)		—	(5.318)

Total distributions	$(0.534)	$(1.181)	$(0.403)		$—	$(5.318)

Net asset value — End of year	$14.530	$14.580	$14.240		$14.480	$11.490

Total Return(2)(3)	3.18%	12.51%	1.05%		26.02%	(0.19)%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$8,354	$9,273	$9,078		$5,259	$3,138

Ratios (as a percentage of average daily net assets):(4)

Expenses(3)	1.10%	1.10%	1.11%		1.15%	1.16%

Net investment income	0.24%	0.57%	0.27%		0.27%	0.94%

Portfolio Turnover of the Portfolio(5)	—	—	11	%(6)	59%	92%

Portfolio Turnover of the Fund	51%	50%	41	%(6)(7)	—	—

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)

The investment adviser of the Portfolio and/or the administrator of the Fund reimbursed certain operating expenses (equal to 0.48%, 0.58%, 0.62%, 0.80% and 0.77% of average daily net assets for the years ended October 31, 2020, 2019, 2018, 2017 and 2016, respectively). Absent this reimbursement, total return would be lower.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.

(5)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.

(6)	Not annualized.

(7)	For the period from January 22, 2018 through October 31, 2018 when the Fund was making investments directly in securities.

References to Portfolio herein are to Tax-Managed Global Small-Cap Portfolio, a Massachusetts business trust in which the Fund invested all of its investable assets prior to the close of business on January 19, 2018 and which had the same investment objective and policies as the Fund during such period.

16	See Notes to Financial Statements.

Eaton Vance

Global Small-Cap Equity Fund

October 31, 2020

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Global Small-Cap Equity Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is to seek long-term total return. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Effective January 25, 2019, Class C shares generally automatically convert to Class A shares ten years after their purchase and, effective November 5, 2020, automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Fund’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.

Affiliated Fund. The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates. Distributions from investment companies are recorded as dividend income, capital gains or return of capital based on the nature of the distribution.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of October 31, 2020, the Fund had no uncertain tax positions that would require financial statement recognition, derecognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

17

Eaton Vance

Global Small-Cap Equity Fund

October 31, 2020

Notes to Financial Statements — continued

E  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

2  Distributions to Shareholders and Income Tax Information

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2020 and October 31, 2019 was as follows:

	Year Ended October 31,
	2020	2019

Ordinary income	$186,893	$618,049

Long-term capital gains	$1,120,633	$2,807,786

During the year ended October 31, 2020, distributable earnings was decreased by $61,641 and paid-in capital was increased by $61,641 due to the Fund’s use of equalization accounting. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2020, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed ordinary income	$34,357

Undistributed long-term capital gains	$367,397

Net unrealized appreciation	$5,435,105

18

Eaton Vance

Global Small-Cap Equity Fund

October 31, 2020

Notes to Financial Statements — continued

The cost and unrealized appreciation (depreciation) of investments of the Fund at October 31, 2020, as determined on a federal income tax basis, were as follows:

Aggregate cost	$26,390,700

Gross unrealized appreciation	$7,170,441

Gross unrealized depreciation	(1,736,530)

Net unrealized appreciation	$5,433,911

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM and an indirect subsidiary of Eaton Vance Corp., as compensation for management and investment advisory services rendered to the Fund. The fee is computed at an annual rate of 0.75% of the Fund’s average daily net assets up to $500 million, and is payable monthly. On net assets of $500 million and over, the annual fee is reduced.

For the year ended October 31, 2020, the investment adviser fee amounted to $247,488 or 0.75% of the Fund’s average daily net assets. Pursuant to a sub-advisory agreement, BMR pays Eaton Vance Advisers International Ltd. (EVAIL), an indirect, wholly-owned subsidiary of Eaton Vance Corp., a portion of its investment adviser fee for sub-advisory services provided to the Fund. EVAIL uses the portfolio management, research and other resources of its affiliate, Eaton Vance Global Advisors Limited (EVGA), in rendering investment advisory services to the Fund. EVGA has entered into a Memorandum of Understanding with EVAIL pursuant to which EVGA is considered a participating affiliate of the sub-adviser as that term is used in relief granted by the staff of the U.S. Securities and Exchange Commission allowing U.S. registered investment advisers to use portfolio management or research resources of unregistered advisory affiliates subject to the supervision of a U.S. registered adviser. The Fund invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

The administration fee is earned by EVM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the year ended October 31, 2020, the administration fee amounted to $49,498. EVM has agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (related to ordinary operating expenses only) exceed 1.35%, 2.10% and 1.10% of the Fund’s average daily net assets for Class A, Class C and Class I, respectively. This agreement may be changed or terminated after February 28, 2021. Pursuant to this agreement, EVM was allocated $158,985 of the Fund’s operating expenses for the year ended October 31, 2020.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2020, EVM earned $10,287 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $958 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2020. EVD also received distribution and service fees from Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2020, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2020 amounted to $55,440 for Class A shares.

The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2020, the Fund paid or accrued to EVD $20,068 for Class C shares.

Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2020 amounted to $6,689 for Class C shares.

19

Eaton Vance

Global Small-Cap Equity Fund

October 31, 2020

Notes to Financial Statements — continued

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within 12 months of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended October 31, 2020, the Fund was informed that EVD received approximately $100 of CDSCs paid by Class C shareholders and no CDSCs paid by Class A shareholders.

6  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $16,806,527 and $22,038,458, respectively, for the year ended October 31, 2020.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2020	2019

Sales	91,767	141,581

Issued to shareholders electing to receive payments of distributions in Fund shares	53,817	147,999

Redemptions	(383,238)	(429,622)

Converted from Class C shares	34,621	233,929

Net increase (decrease)	(203,033)	93,887

	Year Ended October 31,
Class C	2020	2019

Sales	13,138	24,009

Issued to shareholders electing to receive payments of distributions in Fund shares	10,180	92,597

Redemptions	(70,348)	(344,074)

Converted to Class A shares	(46,277)	(308,635)

Net decrease	(93,307)	(536,103)

	Year Ended October 31,
Class I	2020	2019

Sales	309,691	166,593

Issued to shareholders electing to receive payments of distributions in Fund shares	22,120	62,038

Redemptions	(393,157)	(229,898)

Net decrease	(61,346)	(1,267)

20

Eaton Vance

Global Small-Cap Equity Fund

October 31, 2020

Notes to Financial Statements — continued

8  Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in an $800 million unsecured line of credit agreement with a group of banks, which is in effect through October 26, 2021. Borrowings are made by the Fund solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2020, an upfront fee and arrangement fee totaling $950,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the year ended October 31, 2020.

9  Investments in Affiliated Funds

At October 31, 2020, the value of the Fund’s investment in affiliated funds was $112,053, which represents 0.3% of the Fund’s net assets. Transactions in affiliated funds by the Fund for the year ended October 31, 2020 were as follows:

Name of affiliated fund	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units, end of period

Short-Term Investments

Eaton Vance Cash Reserves Fund, LLC	$71,542	$9,837,625	$(9,797,283)	$169	$—	$112,053	$1,870	112,053

10  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2020, the hierarchy of inputs used in valuing the Fund’s investments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2		Level 3	Total

Common Stocks

Asia/Pacific	$—	$5,282,028		$—	$5,282,028

Developed Europe	236,074	6,485,410		—	6,721,484

Developed Middle East	—	121,193		—	121,193

North America	19,327,000	—		—	19,327,000

Total Common Stocks	$19,563,074	$11,888,631	*	$—	$31,451,705

Exchange-Traded Funds	$260,853	$—		$—	$260,853

Short-Term Investments	—	112,053		—	112,053

Total Investments	$19,823,927	$12,000,684		$—	$31,824,611

*

Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

21

Eaton Vance

Global Small-Cap Equity Fund

October 31, 2020

Notes to Financial Statements — continued

11  Risks and Uncertainties

Risks Associated with Foreign Investments

Investing in securities issued by companies or entities whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers and issuers than in the United States.

Pandemic Risk

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in December 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, the economies of individual countries, individual companies, and the market in general, and may continue to do so in significant and unforeseen ways, as may other epidemics and pandemics that may arise in the future. Any such impact could adversely affect the Fund’s performance, or the performance of the securities in which the Fund invests.

12  Additional Information

On October 8, 2020, Morgan Stanley and Eaton Vance Corp. (“Eaton Vance”) announced that they had entered into a definitive agreement under which Morgan Stanley would acquire Eaton Vance. Under the Investment Company Act of 1940, as amended, consummation of this transaction may be deemed to result in the automatic termination of an Eaton Vance Fund’s investment advisory agreement, and, where applicable, any related sub-advisory agreement. On November 24, 2020, the Fund’s Board approved a new investment advisory agreement and a new sub-advisory agreement. The new investment advisory agreement and new sub-advisory agreement will be presented to Fund shareholders for approval, and, if approved, would take effect upon consummation of the transaction. Shareholders of record of the Fund at the close of business on December 11, 2020 are entitled to be present and vote at a joint special meeting of shareholders to be held on February 18, 2021 and at any adjournments or postponements thereof.

22

Eaton Vance

Global Small-Cap Equity Fund

October 31, 2020

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Global Small-Cap Equity Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Eaton Vance Global Small-Cap Equity Fund (one of the funds constituting Eaton Vance Mutual Funds Trust) (the “Fund”), including the portfolio of investments, as of October 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 18, 2020

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

23

Eaton Vance

Global Small-Cap Equity Fund

October 31, 2020

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2021 will show the tax status of all distributions paid to your account in calendar year 2020. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations and capital gains dividends.

Qualified Dividend Income.  For the fiscal year ended October 31, 2020, the Fund designates approximately $358,278, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction.  Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2020 ordinary income dividends, 79.70% qualifies for the corporate dividends received deduction.

Capital Gains Dividends.  The Fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2020, $427,392 or, if subsequently determined to be different, the net capital gain of such year.

24

Eaton Vance

Global Small-Cap Equity Fund

October 31, 2020

Liquidity Risk Management Program

The Fund has implemented a written liquidity risk management program (Program) and related procedures to manage its liquidity in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (Liquidity Rule). The Liquidity Rule defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Fund’s Board of Trustees/Directors has designated the investment adviser to serve as the administrator of the Program and the related procedures. The administrator has established a Liquidity Risk Management Oversight Committee (Committee) to perform the functions necessary to administer the Program. As part of the Program, the administrator is responsible for identifying illiquid investments and categorizing the relative liquidity of the Fund’s investments in accordance with the Liquidity Rule. Under the Program, the administrator assesses, manages, and periodically reviews the Fund’s liquidity risk, and is responsible for making certain reports to the Fund’s Board of Trustees/Directors and the Securities and Exchange Commission (SEC) regarding the liquidity of the Fund’s investments, and to notify the Board of Trustees/Directors and the SEC of certain liquidity events specified in the Liquidity Rule. The liquidity of the Fund’s portfolio investments is determined based on a number of factors including, but not limited to, relevant market, trading and investment-specific considerations under the Program.

At a meeting of the Fund’s Board of Trustees/Directors, the Committee provided a written report to the Fund’s Board of Trustees/Directors pertaining to the operation, adequacy, and effectiveness of implementation of the Program, as well as the operation of the highly liquid investment minimum (if applicable) for the period December 1, 2018 through December 31, 2019 (Review Period). The Program operated effectively during the Review Period, supporting the administrator’s ability to assess, manage and monitor Fund liquidity risk, including during periods of market volatility and net redemptions. During the Review Period, the Fund met redemption requests on a timely basis.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

25

Eaton Vance

Global Small-Cap Equity Fund

October 31, 2020

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 143 portfolios (with the exception of Messrs. Faust and Wennerholm and Ms. Frost who oversee 142 portfolios) in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Trust Position(s)	Trustee Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 142 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.

Other Directorships in the Last Five Years. Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Other Directorships in the Last Five Years. None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Other Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Other Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Other Directorships in the Last Five Years. Director of DraftKings, Inc.

(digital sports entertainment and gaming company) (since September 2020). Director of Groupon, Inc. (e-commerce provider) (since April 2020). Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Formerly, Director of Dynex Capital, Inc. (mortgage REIT) (2013-2020).

26

Eaton Vance

Global Small-Cap Equity Fund

October 31, 2020

Management and Organization — continued

Name and Year of Birth	Trust Position(s)	Trustee Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Interested Trustee (continued)

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson) and 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Other Directorships in the Last Five Years. None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Other Directorships in the Last Five Years. None.

Keith Quinton 1958	Trustee	2018

Private investor, researcher and lecturer. Independent Investment Committee Member at New Hampshire Retirement System (since 2017). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Other Directorships in the Last Five Years. Director (since 2016) and

Chairman (since 2019) of New Hampshire Municipal Bond Bank.

Marcus L. Smith 1966	Trustee	2018

Private investor. Member of Posse Boston Advisory Board (foundation) (since 2015). Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Other Directorships in the Last Five Years. Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Director of Ascot Group Limited and certain of its subsidiaries (insurance and reinsurance) (since 2018). Formerly, Director of Hagerty Holding Corp. (insurance and reinsurance) (2015-2018). Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Other Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Scott E. Wennerholm 1959	Trustee	2016

Private Investor. Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Other Directorships in the Last Five Years. None.

Name and Year of Birth	Trust Position(s)	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees

Eric A. Stein 1980	President of the Trust	2020	Vice President and Chief Investment Officer, Fixed Income of EVM and BMR. Prior to November 1, 2020, Mr. Stein was a co-Director of Eaton Vance’s Global Income Investments. Also Vice President of Calvert Research and Management (“CRM”).

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of CRM.

27

Eaton Vance

Global Small-Cap Equity Fund

October 31, 2020

Management and Organization — continued

Name and Year of Birth	Trust Position(s)	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees (continued)

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

28

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each entity listed below has adopted a privacy policy and procedures (“Privacy Program”) Eaton Vance believes is reasonably designed to protect your personal information and to govern when and with whom Eaton Vance may share your personal information.

•

At the time of opening an account, Eaton Vance generally requires you to provide us with certain information such as name, address, social security number, tax status, account numbers, and account balances. This information is necessary for us to both open an account for you and to allow us to satisfy legal requirements such as applicable anti-money laundering reviews and know-your-customer requirements.

•

On an ongoing basis, in the normal course of servicing your account, Eaton Vance may share your information with unaffiliated third parties that perform various services for Eaton Vance and/or your account. These third parties include transfer agents, custodians, broker/dealers and our professional advisers, including auditors, accountants, and legal counsel. Eaton Vance may additionally share your personal information with our affiliates.

•	We believe our Privacy Program is reasonably designed to protect the confidentiality of your personal information and to prevent unauthorized access to that information.

•

We reserve the right to change our Privacy Program at any time upon proper notification to you. You may want to review our Privacy Program periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of protecting your personal information applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, and Calvert Funds. This Privacy Notice supersedes all previously issued privacy disclosures. For more information about our Privacy Program or about how your personal information may be used, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

29

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Investment Adviser

Boston Management and Research

Two International Place

Boston, MA 02110

Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Investment Sub-Adviser

Eaton Vance Advisers International Ltd.

125 Old Broad Street

London, EC2N 1AR

United Kingdom

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*

FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

1300    10.31.20

Eaton Vance

Government Opportunities Fund

Annual Report

October 31, 2020

Important Note. Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (eatonvance.com/funddocuments), and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you are a direct investor, you may elect to receive shareholder reports and other communications from the Fund electronically by signing up for e-Delivery at eatonvance.com/edelivery. If you own your shares through a financial intermediary (such as a broker-dealer or bank), you must contact your financial intermediary to sign up.

You may elect to receive all future Fund shareholder reports in paper free of charge. If you are a direct investor, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-262-1122. If you own these shares through a financial intermediary, you must contact your financial intermediary or follow instructions included with this disclosure, if applicable, to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Eaton Vance funds held directly or to all funds held through your financial intermediary, as applicable.

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The investment adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator. The adviser is also registered as a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2020

Eaton Vance

Government Opportunities Fund

Eaton Vance

Government Opportunities Fund

October 31, 2020

Management’s Discussion of Fund Performance1

Economic and Market Conditions

The 12-month period ended October 31, 2020, was dominated by the outbreak of the novel coronavirus, which turned into a global pandemic that ended the longest-ever U.S. economic expansion and led to a dramatic decline in economic activity across the globe.

The first three months of the period were relatively uneventful for capital markets. The initial signs of trouble appeared in late January 2020 as coronavirus headlines rattled investor nerves across the globe and the stock market plunged over 30% by mid-March, accompanied by a squeeze in the credit markets. Spreads in credit markets reached their widest levels in over a decade, with securitized product markets seeing the sharpest declines as commercial mortgage-backed securities and asset-backed securities were hit hard during the pandemic.

Globally, central banks acted swiftly and at an unprecedented scale to support markets and the global economy. The U.S. Federal Reserve (the Fed), cut its benchmark federal funds rate to a range of 0.00%-0.25%. In addition, the Fed went back to its global financial crisis playbook and began a new quantitative easing program, increasing its balance sheet by roughly $2 trillion from March to May.

In addition, the economy and markets were supported by the CARES Act, the largest economic stimulus package in U.S. history, which amounted to nearly 10% of U.S. gross domestic product. The bill provided, in part, $1,200 checks to many individuals, increased unemployment benefits, and provided forgivable loans to small businesses, including a reprise from the 2008 financial crises of the Fed’s Term Asset-Backed Securities Loan program designed to create liquidity in the asset-backed securities market.

Despite second and third waves of the pandemic, the U.S. economy began to recover sooner than expected. Positive developments on COVID-19 vaccines gave investors confidence that despite short-term economic challenges, unemployment and other key economic indicators might recover more robustly to pre-COVID-19 levels during the second half of 2021.

The stock market hit new highs in the second half of 2020. In the bond market, investors showed a willingness for additional risk in search of yield. Credit spreads in the corporate bond market reversed most of their March widening by the end of year and yields in investment-grade corporate bonds hit all-time lows amid an uneven economic recovery.

In the Treasury bond market, it was a tale of two halves. As the Fed cut its rate to near zero percent in March, interest rates plummeted across the Treasury curve and hit record lows. The Fed indicated it would likely keep rates low for the next year or two. The 10-year Treasury yield eventually bottomed around 0.50%, roughly 90 basis points (bps) below its 2016 low. As the labor market improved and credit spreads reversed their widening trend, the Treasury curve steepened during the last three months of the period.

The Fed also transitioned from allowing approximately $20 billion in agency mortgage-backed securities (MBS) to roll off its balance sheet per month at the beginning of the period, to purchasing over $1 trillion in agency MBS since March 2020 in an attempt to stabilize the mortgage market. In response to the Fed’s actions, the MBS market heated up and average 30-year mortgage rates fell by nearly 100 bps. As mortgage rates approached record lows, current and prospective homeowners took advantage. Despite the Fed’s support, faster prepayments and higher supply caused MBS spreads versus Treasurys to widen by about 10 bps during the period — about 30 bps higher than long-term averages.

Fund Performance

For the 12-month period ended October 31, 2020, Eaton Vance Government Opportunities Fund (the Fund) returned 4.40% for Class A shares at net asset value (NAV), underperforming its benchmark, the Bloomberg Barclays U.S. Intermediate Government Bond Index (the Index), which returned 5.28%.

As calendar year 2019 came to a close, there was little expectation from the bond market that the Fed would need to continue with further rate cuts. As the COVID-19 pandemic took hold and the U.S. economy contracted at a magnitude not seen since the Great Depression, expectations suddenly shifted and the Fed acted in an aggressive manor, cutting the federal funds rate to near zero percent and promising that its monetary policy would be supportive for years to come. In response, Treasury yields hit record lows across the curve during the period.

The main detractor from Fund performance relative to the Index during the period was the Fund’s shorter duration, which hurt relative performance as Treasury yields fell to record lows. Investments in floating-rate agency MBS also detracted from relative performance as interest rates fell and bond coupons reset lower.

During the period, fixed-rate agency MBS spreads versus U.S. Treasurys also widened as the MBS market saw record supply month after month. As interest rates fell, an increasing number of homeowners sought to refinance their mortgages, resulting in faster prepayments and wider yield spreads.

Fixed-rate agency MBS held by the Fund also underperformed the Index due to shorter durations, which were unable to keep up with the longer duration Treasury index as yields fell. Agency credit risk transfer bonds contributed to Fund performance relative to the Index as the Fund invested in the sector after dislocations caused spreads in the sector to reach all-time highs during the period.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Government Opportunities Fund

October 31, 2020

Performance2,3

Portfolio Managers Andrew Szczurowski, CFA and Alexander Payne, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years

Class A at NAV	08/24/1984	08/24/1984	4.40%	1.75%	1.48%
Class A with 2.25% Maximum Sales Charge	—	—	2.05	1.30	1.24
Class C at NAV	11/01/1993	08/24/1984	3.63	0.99	0.73
Class C with 1% Maximum Sales Charge	—	—	2.63	0.99	0.73
Class I at NAV	04/03/2009	08/24/1984	4.66	2.00	1.73
Class R at NAV	08/12/2005	08/24/1984	4.15	1.49	1.21

Bloomberg Barclays U.S. Intermediate Government Bond Index	—	—	5.28%	2.75%	2.24%

% Total Annual Operating Expense Ratios[4]		Class A	Class C	Class I	Class R

Gross		1.26%	2.01%	1.01%	1.51%
Net		1.12	1.87	0.87	1.37

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge

Class C	$10,000	10/31/2010	$10,754	N.A.
Class I	$250,000	10/31/2010	$296,762	N.A.
Class R	$10,000	10/31/2010	$11,282	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Government Opportunities Fund

October 31, 2020

Fund Profile

Asset Allocation (% of total investments)5

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Government Opportunities Fund

October 31, 2020

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Bloomberg Barclays U.S. Intermediate Government Bond Index is an unmanaged index of U.S. government bonds with maturities from one year up to (but not including) 10 years. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

[4]

Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 2/28/21. Without the reimbursement, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]	Other represents any investment type less than 1% of total investments.

Fund profile subject to change due to active management.

Additional Information

Duration is a measure of the expected change in price of a bond — in percentage terms — given a one percent change in interest rates, all else being constant. Securities with lower durations tend to be less sensitive to interest rate changes.

Credit Risk Transfer securities (CRT) are mortgage-related bonds issued by U.S. housing agencies Fannie Mae and Freddie Mac. CRTs issued by Fannie Mae are called CAS (Connecticut Avenue Securities), and the ones issued by Freddie Mac are called STACR (Structured Agency Credit Risk).

5

Eaton Vance

Government Opportunities Fund

October 31, 2020

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2020 – October 31, 2020).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/20)	Ending Account Value (10/31/20)	Expenses Paid During Period* (5/1/20 – 10/31/20)		Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,014.90	$5.32	**	1.05%
Class C	$1,000.00	$1,011.10	$9.10	**	1.80%
Class I	$1,000.00	$1,014.50	$4.05	**	0.80%
Class R	$1,000.00	$1,012.00	$6.57	**	1.30%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.90	$5.33	**	1.05%
Class C	$1,000.00	$1,016.10	$9.12	**	1.80%
Class I	$1,000.00	$1,021.10	$4.06	**	0.80%
Class R	$1,000.00	$1,018.60	$6.60	**	1.30%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2020.

**	Absent an allocation of certain expenses to an affiliate, expenses would be higher.

6

Eaton Vance

Government Opportunities Fund

October 31, 2020

Portfolio of Investments

Collateralized Mortgage Obligations — 53.6%
Security	Principal Amount (000’s omitted)	Value

Federal Home Loan Mortgage Corp.:

Series 30, Class I, 7.50%, 4/25/24	$23	$25,172

Series 1822, Class Z, 6.90%, 3/15/26	183	202,523

Series 1829, Class ZB, 6.50%, 3/15/26	39	41,796

Series 1896, Class Z, 6.00%, 9/15/26	71	77,133

Series 2075, Class PH, 6.50%, 8/15/28	44	49,657

Series 2091, Class ZC, 6.00%, 11/15/28	144	160,818

Series 2102, Class Z, 6.00%, 12/15/28	39	44,461

Series 2115, Class K, 6.00%, 1/15/29	339	375,260

Series 2142, Class Z, 6.50%, 4/15/29	96	109,659

Series 4039, Class ME, 2.00%, 12/15/40	293	296,473

Series 4107, Class SA, 2.486%, (2.57% - 1 mo. USD LIBOR x 0.57), 9/15/42(1)	1,452	1,406,560

Series 4107, Class SB, 2.486%, (2.57% - 1 mo. USD LIBOR x 0.57), 9/15/42(1)	722	699,240

Series 4107, Class SC, 2.486%, (2.57% - 1 mo. USD LIBOR x 0.57), 9/15/42(1)	1,731	1,676,777

Series 4107, Class SD, 2.486%, (2.57% - 1 mo. USD LIBOR x 0.57), 9/15/42(1)	1,293	1,252,479

Series 4204, Class AF, 1.149%, (1 mo. USD LIBOR + 1.00%), 5/15/43(2)	2,532	2,503,293

Series 4212, Class NS, 5.222%, (5.40% - 1 mo. USD LIBOR x 1.20), 6/15/43(1)	1,446	1,442,775

Series 4250, Class ZA, 4.50%, 9/15/43	639	637,511

Series 4259, Class UE, 2.50%, 5/15/43	1,356	1,382,841

Series 4337, Class YT, 3.50%, 4/15/49	2,851	2,855,040

Series 4584, Class PM, 3.00%, 5/15/46	1,289	1,298,755

Series 4623, Class SK, 3.465%, (3.57% - 1 mo. USD LIBOR x 0.71), 10/15/46(1)	905	895,987

Series 4631, Class KQ, 5.702%, (6.00% - 1 mo. USD LIBOR x 2.00), 10/15/46(1)	392	399,625

Series 4637, Class SK, 4.731%, (4.98% - 1 mo. USD LIBOR x 1.66), 4/15/44(1)	267	260,840

Series 4639, Class KF, 1.449%, (1 mo. USD LIBOR + 1.30%), 12/15/44(2)	3,968	3,961,737

Series 4754, Class FJ, 1.149%, (1 mo. USD LIBOR + 1.00%), 4/15/44(2)	4,445	4,343,718

Series 4776, Class C, 4.50%, 3/15/43	691	693,897

Series 4845, Class EA, 4.50%, 6/15/43	175	174,933

Series 4846, Class EA, 4.50%, 8/15/43	169	169,775

Series 4859, Class GA, 4.50%, 10/15/43	424	425,316

Series 4927, Class ZQ, 3.50%, 9/25/49	585	585,082

Series 4938, Class KZ, 2.50%, 12/25/49	603	586,110

Series 4954, Class ZL, 3.50%, 2/25/50	565	565,137

Series 4980, Class UZ, 3.00%, 6/25/50	775	775,034

Series 4980, Class ZP, 2.50%, 7/25/49	2,038	2,041,247

Series 4990, Class TZ, 2.50%, 7/25/50	2,017	2,005,244

Security	Principal Amount (000’s omitted)	Value

Federal Home Loan Mortgage Corp.: (continued)

Series 4992, Class KZ, 2.75%, 7/25/50	$868	$870,043

Series 4999, Class C, 2.00%, 6/25/50	1,338	1,333,905

Series 5000, Class ZP, 3.00%, 7/25/50	1,858	1,867,402

Series 5003, Class AZ, 2.50%, 8/25/50	1,908	1,912,848

Series 5003, Class BZ, 2.50%, 8/25/50	1,916	1,900,025

Series 5003, Class PZ, 2.50%, 8/25/50	970	960,974

Series 5020, Class EZ, 2.00%, 10/25/50	1,981	1,956,946

Series 5020, Class TZ, 2.50%, 9/25/50	1,645	1,649,248

Series 5020, Class ZD, 2.00%, 10/25/50	961	957,943

Series 5021, Class CZ, 2.00%, 10/25/50	2,988	2,950,938

Series 5021, Class NZ, 2.00%, 10/25/50	1,998	1,976,112

Series 5023, Class WZ, 2.50%, 9/25/50	1,840	1,839,422

Series 5028, Class AZ, 2.00%, 10/25/50	2,985	2,958,936

Series 5028, Class TZ, 2.00%, 10/25/50	1,999	1,986,822

Series 5028, Class ZT, 2.00%, 10/25/50	2,989	2,961,016

Series 5031, Class Z, 2.50%, 10/25/50	3,000	3,006,152

Series 5034, Class GZ, 2.50%, 11/25/50	2,000	2,001,959

Series 5034, Class KZ, 2.50%, 11/25/50	2,000	2,003,846

Series 5035, Class AZ, 2.00%, 11/25/50	3,000	2,967,783

Series 5035, Class ZK, 2.50%, 11/25/50	4,000	3,973,748

Series 5035, Class ZT, 2.00%, 10/25/50	3,000	2,976,750

Series 5036, Class ZA, 2.50%, 11/25/50	4,000	4,019,724

Series 5038, Class CZ, 2.00%, 11/25/50	1,000	988,941

Series 5039, Class ZJ, 2.00%, 11/25/50	1,000	988,910

Series 5040, Class TZ, 2.50%, 11/25/50	2,000	2,007,204

Interest Only:(3)

Series 362, Class C12, 4.00%, 12/15/47	4,593	650,299

Series 4676, Class DI, 4.00%, 7/15/44	2,313	55,719

Series 4693, Class EI, 3.50%, 8/15/42	3,502	51,105

Series 4700, Class WI, 3.50%, 1/15/44	1,470	19,488

Series 4749, Class IL, 4.00%, 12/15/47	2,433	278,625

Series 4756, Class KI, 4.00%, 1/15/48	2,729	288,183

Series 4767, Class IM, 4.00%, 5/15/45	1,882	43,618

Series 4768, Class IO, 4.00%, 3/15/48	1,951	222,210

Series 4772, Class PI, 4.00%, 1/15/48	2,893	316,952

Series 4791, Class JI, 4.00%, 5/15/48	4,402	461,263

Series 4966, Class SY, 5.902%, (6.05% - 1 mo. USD LIBOR), 4/25/50(1)	5,833	869,194

Series 5008, Class IE, 2.00%, 9/25/50	11,915	1,129,027

Series 5010, Class I, 2.00%, 9/25/50	4,956	467,587

Series 5010, Class IN, 2.00%, 9/25/50	4,972	505,877

Series 5010, Class NI, 2.00%, 9/25/50	3,978	412,619

Series 5016, Class UI, 2.00%, 9/25/50	3,972	376,342

Series 5017, Class DI, 2.00%, 9/25/50	6,950	658,599

Series 5022, Class AI, 2.00%, 10/25/50	4,987	486,337

Series 5024, Class CI, 2.00%, 10/25/50	10,952	1,123,436

7	See Notes to Financial Statements.

Eaton Vance

Government Opportunities Fund

October 31, 2020

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)		Value

Federal Home Loan Mortgage Corp.: (continued)

Interest Only:(3) (continued)

Series 5025, Class GI, 2.00%, 10/25/50	$1,595		$155,498

Series 5028, Class TI, 2.00%, 10/25/50	1,900		188,437

Series 5038, Class DI, 2.00%, 11/25/50	10,000		1,041,732

Principal Only:(4)

Series 246, Class PO, 0.00%, 5/15/37	2,303		2,283,675

Series 3435, Class PO, 0.00%, 4/15/38	2,175		2,040,996

Series 4239, Class OU, 0.00%, 7/15/43	823		736,068

			$102,302,388

Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes:

Series 2020-DNA4, Class M2, 3.899%, (1 mo. USD LIBOR + 3.75%), 8/25/50(2)(5)	$10,000		$10,126,991

Series 2020-HQA4, Class M2, 3.299%, (1 mo. USD LIBOR + 3.15%), 9/25/50(2)(5)	7,500		7,557,742

			$17,684,733

Federal National Mortgage Association:

Series G92-44, Class ZQ, 8.00%, 7/25/22	$0	(6)	$214

Series 1993-16, Class Z, 7.50%, 2/25/23	24		25,368

Series 1993-39, Class Z, 7.50%, 4/25/23	75		79,635

Series 1993-45, Class Z, 7.00%, 4/25/23	73		76,895

Series 1993-149, Class M, 7.00%, 8/25/23	35		38,136

Series 1993-178, Class PK, 6.50%, 9/25/23	76		80,304

Series 1994-40, Class Z, 6.50%, 3/25/24	94		100,716

Series 1994-42, Class K, 6.50%, 4/25/24	381		410,729

Series 1994-82, Class Z, 8.00%, 5/25/24	113		122,930

Series 2000-49, Class A, 8.00%, 3/18/27	148		166,423

Series 2001-81, Class HE, 6.50%, 1/25/32	344		400,749

Series 2002-1, Class G, 7.00%, 7/25/23	44		46,733

Series 2012-35, Class GE, 3.00%, 5/25/40	446		447,057

Series 2012-133, Class WS, 3.668%, (3.79% - 1 mo. USD LIBOR x 0.83), 12/25/42(1)	911		909,598

Series 2012-134, Class ZT, 2.00%, 12/25/42	2,210		2,136,817

Series 2013-6, Class TY, 1.50%, 2/25/43	795		781,279

Series 2013-52, Class MD, 1.25%, 6/25/43	1,814		1,793,084

Series 2013-58, Class KS, 5.701%, (5.93% - 1 mo. USD LIBOR x 1.50), 6/25/43(1)	2,668		2,662,178

Series 2013-58, Class SC, 5.776%, (6.00% - 1 mo. USD LIBOR x 1.50), 6/25/43(1)	1,618		1,650,317

Series 2013-122, Class ES, 1.149%, (1 mo. USD LIBOR + 1.00%), 7/25/43(2)	809		826,402

Series 2016-60, Class ZJ, 3.00%, 9/25/46	162		161,716

Series 2016-89, Class ZH, 3.00%, 12/25/46	1,059		1,063,448

Series 2017-75, Class Z, 3.00%, 9/25/57	1,370		1,369,368

Series 2018-18, Class QD, 4.50%, 5/25/45	1,738		1,781,187

Series 2019-1, Class FH, 1.149%, (1 mo. USD LIBOR + 1.00%), 2/25/49(2)	214		213,880

Security	Principal Amount (000’s omitted)	Value

Federal National Mortgage Association: (continued)

Series 2019-44, Class MZ, 3.00%, 3/25/49	$429	$440,197

Series 2019-57, Class UZ, 3.50%, 10/25/49	330	329,617

Series 2019-67, Class EZ, 3.00%, 11/25/49	260	260,140

Series 2019-71, Class AZ, 3.50%, 11/25/49	172	172,074

Series 2019-71, Class DZ, 3.50%, 11/25/49	162	161,918

Series 2020-9, Class ZC, 3.50%, 2/25/50	311	310,646

Series 2020-23, Class CZ, 3.00%, 2/25/50	782	781,493

Series 2020-23, Class ZC, 3.00%, 2/25/50	2,135	2,138,773

Series 2020-24, Class BZ, 3.00%, 4/25/50	1,365	1,368,086

Series 2020-25, Class Z, 3.00%, 4/25/50	626	626,924

Series 2020-32, Class ZA, 3.50%, 5/25/50	2,311	2,312,092

Series 2020-36, Class ZN, 2.50%, 6/25/50	1,106	1,105,906

Series 2020-40, Class KZ, 3.50%, 6/25/50	380	380,136

Series 2020-41, Class Z, 2.50%, 6/25/50	489	488,306

Series 2020-41, Class ZC, 3.00%, 6/25/50	363	363,521

Series 2020-45, Class HZ, 2.50%, 7/25/50	1,926	1,898,268

Series 2020-45, Class JZ, 2.50%, 7/25/50	980	967,640

Series 2020-45, Class MA, 3.081%, (3.20% - 1 mo. USD LIBOR x 0.80), 6/25/43(1)	1,044	1,018,569

Series 2020-45, Class NZ, 2.50%, 7/25/50	1,810	1,815,977

Series 2020-46, Class KZ, 2.50%, 7/25/50	2,336	2,341,338

Series 2020-46, Class QZ, 2.50%, 3/15/48	704	704,656

Series 2020-46, Class ZJ, 3.00%, 7/25/50	1,046	1,050,811

Series 2020-56, Class Z, 3.00%, 8/25/50	705	704,988

Series 2020-56, Class ZA, 2.50%, 8/25/50	380	380,225

Series 2020-62, Class Z, 2.00%, 9/25/50	2,758	2,737,235

Series 2020-70, Class JZ, 2.50%, 10/25/50	2,971	2,972,416

Series 2020-79, Class TZ, 2.50%, 11/25/50	2,000	2,004,430

Interest Only:(3)

Series 2017-66, Class TI, 0.05%, (6.05% - 1 mo. USD LIBOR, 0.05% cap), 10/25/42(1)	30,227	72,213

Series 2018-21, Class IO, 3.00%, 4/25/48	8,127	694,075

Series 2019-1, Class SA, 5.251%, (5.40% - 1 mo. USD LIBOR), 2/25/49(1)	7,085	1,011,617

Series 2020-23, Class SP, 5.901%, (6.05% - 1 mo. USD LIBOR), 2/25/50(1)	5,785	918,959

Series 2020-45, Class HI, 2.50%, 7/25/50	5,139	568,508

Series 2020-45, Class IJ, 2.50%, 7/25/50	9,379	991,233

Series 2020-72, Class DI, 2.00%, 10/25/50	4,991	518,366

Series 2020-72, Class IA, 2.00%, 10/25/50	3,732	381,855

Series 2020-73, Class NI, 2.00%, 10/25/50	5,984	590,619

Principal Only:(4)

Series 379, Class 1, 0.00%, 5/25/37	1,582	1,513,923

Series 2014-9, Class DO, 0.00%, 2/25/43	922	834,179

Series 2014-17, Class PO, 0.00%, 4/25/44	2,113	1,905,750

		$57,182,842

8	See Notes to Financial Statements.

Eaton Vance

Government Opportunities Fund

October 31, 2020

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Government National Mortgage Association:

Series 2011-156, Class GA, 2.00%, 12/16/41	$325	$318,567

Series 2016-101, Class ZU, 3.00%, 7/20/46	111	111,834

Series 2016-168, Class JS, 4.298%, (4.46% - 1 mo. USD LIBOR x 1.12), 11/20/46(1)	1,593	1,637,085

Series 2017-137, Class AF, 0.651%, (1 mo. USD LIBOR + 0.50%), 9/20/47(2)	2,823	2,840,073

Series 2019-97, Class ZC, 3.50%, 8/20/49	112	111,934

Series 2019-108, Class KZ, 3.50%, 8/20/49	851	854,543

Series 2019-110, Class Z, 3.50%, 9/20/49	990	990,591

Series 2019-110, Class ZD, 3.50%, 9/20/49	109	109,190

Series 2019-123, Class PZ, 3.50%, 10/20/49	805	806,013

Series 2019-126, Class ZA, 3.50%, 10/20/49	76	76,176

Series 2019-143, Class KZ, 3.50%, 11/20/49	560	560,569

Series 2019-151, Class EZ, 3.50%, 12/20/49	7	7,003

Series 2019-152, Class BZ, 4.00%, 12/20/49	37	36,497

Series 2019-152, Class NU, 3.50%, 12/20/49	11	11,084

Series 2020-15, Class PZ, 3.50%, 2/20/50	582	582,110

Series 2020-16, Class UZ, 3.50%, 2/20/50	1,252	1,252,898

Series 2020-17, Class EZ, 3.50%, 2/20/50	860	859,792

Series 2020-21, Class GZ, 3.50%, 2/20/50	826	828,922

Series 2020-21, Class LZ, 3.50%, 2/20/50	54	54,093

Series 2020-30, Class MZ, 3.00%, 3/20/50	252	252,246

Series 2020-31, Class ZH, 3.00%, 3/20/50	1,771	1,772,579

Series 2020-32, Class KS, 3.50%, 3/20/50	1,526	1,531,347

Series 2020-33, Class PZ, 3.00%, 3/20/50	2,605	2,610,217

Series 2020-34, Class DZ, 3.00%, 3/20/50	571	571,097

Series 2020-47, Class ZD, 3.00%, 4/20/50	1,461	1,460,888

Series 2020-47, Class ZL, 3.50%, 4/20/50	1,738	1,748,569

Series 2020-51, Class ZC, 3.00%, 4/20/50	857	858,650

Series 2020-55, Class NZ, 3.00%, 4/20/50	1,493	1,498,451

Series 2020-61, Class AZ, 3.00%, 5/20/50	1,201	1,202,375

Series 2020-61, Class CS, 2.50%, 5/20/50	977	975,187

Series 2020-61, Class ZA, 3.00%, 5/20/50	1,983	1,977,994

Series 2020-61, Class ZD, 2.50%, 5/20/50	651	649,737

Series 2020-63, Class UZ, 3.00%, 5/20/50	756	757,677

Series 2020-84, Class BZ, 2.50%, 6/20/50	3,140	3,101,295

Series 2020-85, Class AZ, 3.00%, 6/20/50	780	780,861

Series 2020-85, Class CS, 2.50%, 6/20/50	1,991	2,010,385

Series 2020-85, Class ZA, 3.00%, 6/20/50	1,240	1,240,619

Series 2020-97, Class XZ, 2.50%, 7/20/50	3,258	3,254,665

Series 2020-97, Class ZB, 3.00%, 7/20/50	946	949,142

Series 2020-122, Class ZE, 3.00%, 8/20/50	2,954	2,959,984

Series 2020-122, Class ZG, 3.00%, 8/20/50	259	259,007

Series 2020-134, Class QY, 2.00%, 9/20/50	1,000	999,280

Series 2020-134, Class ZA, 3.50%, 9/20/50	1,734	1,735,312

Series 2020-134, Class ZD, 2.00%, 9/20/50	3,931	3,922,179

Series 2020-140, Class KZ, 4.50%, 9/20/50	497	501,161

Series 2020-140, Class PZ, 4.50%, 9/20/50	1,266	1,270,918

Security	Principal Amount (000’s omitted)	Value

Government National Mortgage Association: (continued)

Series 2020-144, Class EZ, 2.50%, 9/20/50	$1,971	$1,974,463

Series 2020-153, Class TZ, 2.50%, 10/20/50	2,000	2,009,236

Interest Only:(3)

Series 2013-66, Class IE, 0.05%, (6.75% - 1 mo. USD LIBOR, 0.05% cap), 7/20/42(1)	11,837	32,456

Series 2014-94, Class IC, 0.10%, (6.40% - 1 mo. USD LIBOR, 0.10% cap), 9/20/35(1)	18,340	79,551

Series 2014-100, Class VI, 0.15%, (6.60% - 1 mo. USD LIBOR, 0.15% cap), 5/20/40(1)	7,810	46,048

Series 2014-139, Class BI, 0.25%, (6.65% - 1 mo. USD LIBOR, 0.25% cap), 11/20/37(1)	8,617	73,712

Series 2018-127, Class SG, 6.099%, (6.25% - 1 mo. USD LIBOR), 9/20/48(1)	8,731	1,179,303

Series 2019-27, Class SA, 5.899%, (6.05% - 1 mo. USD LIBOR), 2/20/49(1)	8,611	1,300,867

Series 2019-38, Class SQ, 5.899%, (6.05% - 1 mo. USD LIBOR), 3/20/49(1)	6,578	1,074,125

Series 2019-43, Class BS, 5.899%, (6.05% - 1 mo. USD LIBOR), 4/20/49(1)	11,250	1,625,887

Series 2020-32, Class KI, 3.50%, 3/20/50	9,667	1,007,748

Series 2020-65, Class MI, 2.50%, 12/20/49	4,699	332,793

Series 2020-97, Class MI, 2.50%, 3/20/50	2,965	323,759

Series 2020-146, Class IQ, 2.00%, 10/20/50	15,000	1,537,062

		$65,497,806

Total Collateralized Mortgage Obligations (identified cost $248,838,869)		$242,667,769

Mortgage Pass-Throughs — 49.7%
Security	Principal Amount (000’s omitted)	Value

Federal Home Loan Mortgage Corp.:

2.50%, with various maturities to 2050	$4,965	$5,204,661

2.815%, (COF + 1.25%), with maturity at 2035(7)	1,776	1,820,156

2.842%, (COF + 1.25%), with maturity at 2034(7)	494	508,603

3.00%, with various maturities to 2050	4,343	4,598,519

3.50%, with maturity at 2050	3,180	3,416,973

3.531%, (1 yr. CMT + 2.25%), with maturity at 2038(7)	877	916,614

3.586%, (1 yr. CMT + 2.23%), with maturity at 2036(7)	1,035	1,091,623

4.50%, with maturity at 2035	1,039	1,139,899

5.50%, with maturity at 2032	89	99,200

6.00%, with maturity at 2033	124	146,081

6.50%, with various maturities to 2028	607	636,958

6.87%, with maturity at 2024	15	15,311

7.00%, with various maturities to 2025	419	438,052

9	See Notes to Financial Statements.

Eaton Vance

Government Opportunities Fund

October 31, 2020

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Federal Home Loan Mortgage Corp.: (continued)

7.09%, with maturity at 2023	$63	$66,805

7.25%, with maturity at 2022	19	19,153

7.31%, with maturity at 2027	8	8,386

7.50%, with various maturities to 2024	91	94,225

7.78%, with maturity at 2022	1	1,435

8.00%, with various maturities to 2026	59	60,361

8.50%, with various maturities to 2025	17	17,304

9.00%, with various maturities to 2027	12	12,452

9.50%, with various maturities to 2026	15	14,944

		$20,327,715

Federal National Mortgage Association:

1.50%, 30-Year, TBA(8)	$36,000	$36,185,940

1.779%, (COF + 1.25%), with various maturities to 2044(7)	727	737,568

1.886%, (COF + 1.25%), with maturity at 2035(7)	360	364,896

1.903%, (COF + 1.25%), with maturity at 2025(7)	207	208,497

1.932%, (COF + 1.25%), with various maturities to 2033(7)	671	679,657

2.00%, 30-Year, TBA(8)	19,000	19,549,667

2.50%, with various maturities to 2050	17,917	18,700,166

2.751%, (COF + 1.25%), with maturity at 2036(7)	306	313,660

3.00%, with various maturities to 2050	15,201	16,017,873

3.058%, (1 yr. CMT + 2.11%), with maturity at 2040(7)	352	366,973

3.117%, (COF + 2.38%), with maturity at 2027(7)	231	233,985

3.124%, (COF + 1.25%), with maturity at 2036(7)	223	230,110

3.368%, (COF + 1.25%), with maturity at 2034(7)	816	846,471

3.401%, (COF + 1.25%), with maturity at 2035(7)	740	761,932

3.50%, with various maturities to 2050	4,545	4,867,286

3.612%, (COF + 1.79%), with maturity at 2036(7)	4,278	4,487,278

3.719%, (COF + 1.25%), with maturity at 2034(7)	689	706,028

3.767%, (COF + 1.73%), with maturity at 2035(7)	936	983,907

3.957%, (COF + 1.25%), with maturity at 2036(7)	62	65,584

4.376%, (COF + 1.87%), with maturity at 2034(7)	1,362	1,413,818

4.50%, with various maturities to 2049	6,358	6,874,416

5.00%, with maturity at 2027	50	54,657

5.50%, with maturity at 2030	95	104,126

6.00%, with various maturities to 2032	383	428,635

6.422%, with maturity at 2025(9)	39	41,840

6.445%, (COF + 1.75%), with maturity at 2021(7)	1	1,290

7.00%, with various maturities to 2024	249	261,911

7.50%, with maturity at 2026	20	20,942

7.875%, with maturity at 2021	6	6,331

8.016%, with maturity at 2030(9)	2	2,603

8.25%, with maturity at 2025	21	21,610

8.50%, with maturity at 2021(9)	1	508

8.50%, with maturity at 2037	191	216,874

Security	Principal Amount (000’s omitted)		Value

Federal National Mortgage Association: (continued)

9.00%, with various maturities to 2026	$27		$29,548

9.50%, with various maturities to 2030	11		12,684

9.506%, with maturity at 2025(9)	0	(6)	3

9.949%, with maturity at 2023(9)	0	(6)	285

			$115,799,559

Government National Mortgage Association:

2.50%, with maturity at 2050	$25,000		$26,222,510

2.50%, with maturity at 2050(10)	10,000		10,497,350

3.00%, with various maturities to 2050	40,667		42,785,114

3.125%, (1 yr. CMT + 1.50%), with various maturities to 2027(7)	157		161,577

3.50%, with maturity at 2050	1,592		1,729,453

4.00%, with various maturities to 2049	4,022		4,297,215

4.50%, with various maturities to 2049	3,128		3,403,604

7.50%, with maturity at 2025	106		112,154

9.50%, with various maturities to 2025	9		9,358

			$89,218,335

Total Mortgage Pass-Throughs (identified cost $224,861,443)			$225,345,609

U.S. Government Guaranteed Small Business Administration Pools & Loans — 1.0%(11)(12)
Security	Principal Amount (000’s omitted)		Value

0.16%, 7/15/37 to 5/15/42	$574		$3,422

0.23%, 4/15/37 to 12/15/37	1,599		11,732

0.41%, 6/15/42 to 7/15/42	225		3,883

0.48%, 3/15/37 to 12/15/37	2,940		45,473

0.66%, 5/15/42 to 7/15/42	212		5,895

0.73%, 3/15/37 to 10/15/42	2,206		55,074

0.91%, 5/15/42	652		25,069

0.98%, 9/15/37 to 11/15/37	3,220		105,410

1.23%, 8/15/37 to 12/15/37	2,185		89,724

1.86%, 9/15/42 to 1/15/43	10,009		788,731

1.89%, 11/15/42	1,493		119,293

2.11%, 10/15/42 to 12/15/42	3,977		355,403

2.36%, 9/15/42 to 1/15/43	12,046		1,215,047

2.61%, 1/15/43	3,588		404,157

2.86%, 11/15/42 to 2/15/43	8,691		1,072,194

3.11%, 12/15/42	2,918		392,573

Total U.S. Government Guaranteed Small Business Administration Pools & Loans (identified cost $5,906,694)			$4,693,080

10	See Notes to Financial Statements.

Eaton Vance

Government Opportunities Fund

October 31, 2020

Portfolio of Investments — continued

Asset-Backed Securities — 1.6%
Security	Principal Amount (000’s omitted)	Value

NRZ Excess Spread-Collateralized Notes:

Series 2018-PLS1, Class D, 4.374%, 1/25/23(5)	$2,956	$2,927,247

PNMAC GMSR Issuer Trust:

Series 2018-GT1, Class A, 2.999%, (1 mo. USD LIBOR + 2.85%), 2/25/23(2)(5)	4,000	3,939,014

Series 2018-GT2, Class A, 2.799%, (1 mo. USD LIBOR + 2.65%), 8/25/25(2)(5)	430	416,169

Total Asset-Backed Securities (identified cost $7,458,294)		$7,282,430

Short-Term Investments — 6.7%
Description	Units	Value

Eaton Vance Cash Reserves Fund, LLC, 0.12%(13)	30,202,236	$30,202,236

Total Short-Term Investments (identified cost $30,202,236)		$30,202,236

Total Investments — 112.6% (identified cost $517,267,536)		$510,191,124

TBA Sale Commitments — (4.5)%
Mortgage Pass-Throughs — (4.5)%
Security	Principal Amount (000’s omitted)	Value

Federal National Mortgage Association, 2.00%, 30-Year, TBA (8)	$(20,000)	$(20,578,597)

Total Mortgage Pass-Throughs (identified cost $20,585,937)		$(20,578,597)

Total TBA Sale Commitments (identified cost $20,585,937)		$(20,578,597)

Other Assets, Less Liabilities — (8.1)%		$(36,599,253)

Net Assets — 100.0%		$453,013,274

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	Inverse floating-rate security whose coupon varies inversely with changes in the interest rate index. The stated interest rate represents the coupon rate in effect at October 31, 2020.

(2)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2020.

(3)

Interest only security that entitles the holder to receive only interest payments on the underlying mortgages. Principal amount shown is the notional amount of the underlying mortgages on which coupon interest is calculated.

(4)	Principal only security that entitles the holder to receive only principal payments on the underlying mortgages.

(5)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At October 31, 2020, the aggregate value of these securities is $24,967,163 or 5.5% of the Fund’s net assets.

(6)	Principal amount is less than $500.

(7)

Adjustable rate mortgage security whose interest rate generally adjusts monthly based on a weighted average of interest rates on the underlying mortgages. The coupon rate may not reflect the applicable index value as interest rates on the underlying mortgages may adjust on various dates and at various intervals and may be subject to lifetime ceilings and lifetime floors and lookback periods. Rate shown is the coupon rate at October 31, 2020.

(8)

TBA (To Be Announced) securities are purchased or sold on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date are determined upon settlement.

(9)	Weighted average fixed-rate coupon that changes/updates monthly. Rate shown is the rate at October 31, 2020.

(10)	When-issued security.

(11)

Interest only security that entitles the holder to receive only a portion of the interest payments on the underlying loans. Principal amount shown is the notional amount of the underlying loans on which coupon interest is calculated.

(12)	Securities comprise a trust that is wholly-owned by the Fund and may only be sold on a pro rata basis with all securities in the trust.

(13)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2020.

11	See Notes to Financial Statements.

Eaton Vance

Government Opportunities Fund

October 31, 2020

Portfolio of Investments — continued

Futures Contracts

Description	Number of Contracts	Position	Expiration Date	Notional Amount	Value/Unrealized Depreciation

Interest Rate Futures

U.S. 10-Year Treasury Note	69	Long	12/21/20	$9,537,094	$(44,743)

					$(44,743)

Abbreviations:

CMT	–	Constant Maturity Treasury

COF	–	Cost of Funds 11th District

LIBOR	–	London Interbank Offered Rate

TBA	–	To Be Announced

Currency Abbreviations:

USD	–	United States Dollar

12	See Notes to Financial Statements.

Eaton Vance

Government Opportunities Fund

October 31, 2020

Statement of Assets and Liabilities

Assets	October 31, 2020

Unaffiliated investments, at value (identified cost, $487,065,300)	$479,988,888

Affiliated investment, at value (identified cost, $30,202,236)	30,202,236

Deposits for derivatives collateral - financial futures contracts	106,950

Interest receivable	1,585,068

Dividends receivable from affiliated investment	3,604

Receivable for investments sold	4,832,850

Receivable for TBA sale commitments	20,585,937

Receivable for Fund shares sold	6,677,124

Total assets	$543,982,657

Liabilities

Payable for investments purchased	$2,005,764

Payable for when-issued securities/forward purchase commitments	66,323,543

TBA sale commitments, at value (proceeds receivable, $20,585,937)	20,578,597

Payable for Fund shares redeemed	1,459,484

Payable for variation margin on open financial futures contracts	12,906

Distributions payable	62,673

Due to custodian	2,156

Payable to affiliates:

Investment adviser fee	232,094

Distribution and service fees	77,468

Trustees’ fees	1,760

Other	16,868

Accrued expenses	196,070

Total liabilities	$90,969,383

Net Assets	$453,013,274

Sources of Net Assets

Paid-in capital	$511,637,793

Accumulated loss	(58,624,519)

Total	$453,013,274

Class A Shares

Net Assets	$158,552,213

Shares Outstanding	25,661,289

Net Asset Value and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$6.18

Maximum Offering Price Per Share

(100 ÷ 97.75 of net asset value per share)	$6.32

Class C Shares

Net Assets	$24,969,392

Shares Outstanding	4,046,868

Net Asset Value and Offering Price Per Share*

(net assets ÷ shares of beneficial interest outstanding)	$6.17

Class I Shares

Net Assets	$213,868,831

Shares Outstanding	34,641,258

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$6.17

Class R Shares

Net Assets	$55,622,838

Shares Outstanding	9,038,220

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$6.15

On sales of $100,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

13	See Notes to Financial Statements.

Eaton Vance

Government Opportunities Fund

October 31, 2020

Statement of Operations

Investment Income	Year Ended October 31, 2020

Interest	$7,959,400

Dividends from affiliated investment	59,899

Total investment income	$8,019,299

Expenses

Investment adviser fee	$2,293,744

Distribution and service fees

Class A	365,373

Class C	279,673

Class R	204,290

Trustees’ fees and expenses	18,557

Custodian fee	103,904

Transfer and dividend disbursing agent fees	343,088

Legal and accounting services	100,115

Printing and postage	41,450

Registration fees	80,279

Interest expense and fees	108,516

Miscellaneous	23,086

Total expenses	$3,962,075

Deduct —

Allocation of expenses to affiliate	$103,218

Total expense reductions	$103,218

Net expenses	$3,858,857

Net investment income	$4,160,442

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —

Investment transactions	$8,839,267

Investment transactions — affiliated investment	(2,211)

Written options	(2,338,681)

Financial futures contracts	5,891,198

Net realized gain	$12,389,573

Change in unrealized appreciation (depreciation) —

Investments and TBA sale commitments	$(1,756,943)

Financial futures contracts	45,056

Net change in unrealized appreciation (depreciation)	$(1,711,887)

Net realized and unrealized gain	$10,677,686

Net increase in net assets from operations	$14,838,128

14	See Notes to Financial Statements.

Eaton Vance

Government Opportunities Fund

October 31, 2020

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2020	2019

From operations —

Net investment income	$4,160,442	$7,051,558

Net realized gain (loss)	12,389,573	(881,214)

Net change in unrealized appreciation (depreciation)	(1,711,887)	1,965,585

Net increase in net assets from operations	$14,838,128	$8,135,929

Distributions to shareholders —

Class A	$(3,638,138)	$(4,391,682)

Class B	—	(6,359)

Class C	(502,022)	(923,656)

Class I	(3,695,541)	(4,037,723)

Class R	(867,375)	(815,123)

Total distributions to shareholders	$(8,703,076)	$(10,174,543)

Transactions in shares of beneficial interest —

Proceeds from sale of shares

Class A	$37,232,098	$16,905,244

Class B	—	1,122

Class C	12,038,956	14,409,884

Class I	203,993,333	80,127,941

Class R	43,039,559	11,548,352

Net asset value of shares issued to shareholders in payment of distributions declared

Class A	3,217,915	3,810,918

Class B	—	6,183

Class C	459,432	847,531

Class I	3,006,308	2,962,358

Class R	849,161	764,373

Cost of shares redeemed

Class A	(30,322,293)	(34,978,122)

Class B	—	(119,454)

Class C	(11,097,844)	(11,406,776)

Class I	(114,017,258)	(60,235,429)

Class R	(17,569,064)	(9,845,947)

Net asset value of shares converted(1)

Class A	6,836,183	20,973,249

Class B	—	(377,371)

Class C	(6,836,183)	(20,595,878)

Net increase in net assets from Fund share transactions	$130,830,303	$14,798,178

Net increase in net assets	$136,965,355	$12,759,564

Net Assets

At beginning of year	$316,047,919	$303,288,355

At end of year	$453,013,274	$316,047,919

(1)	Includes the conversion of Class B to Class A shares at the close of business on August 15, 2019 upon the termination of Class B.

15	See Notes to Financial Statements.

Eaton Vance

Government Opportunities Fund

October 31, 2020

Financial Highlights

	Class A

	Year Ended October 31,
	2020		2019		2018		2017		2016

Net asset value — Beginning of year	$6.070		$6.100		$6.280		$6.430		$6.630

Income (Loss) From Operations

Net investment income(1)	$0.073		$0.134		$0.142		$0.109		$0.105

Net realized and unrealized gain (loss)	0.191		0.029		(0.116)		(0.040)		(0.091)

Total income from operations	$0.264		$0.163		$0.026		$0.069		$0.014

Less Distributions

From net investment income	$(0.154)		$(0.193)		$(0.206)		$(0.219)		$(0.214)

Total distributions	$(0.154)		$(0.193)		$(0.206)		$(0.219)		$(0.214)

Net asset value — End of year	$6.180		$6.070		$6.100		$6.280		$6.430

Total Return(2)	4.40	%(3)	2.71%		0.42%		1.08%		0.21%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$158,552		$138,956		$133,062		$157,117		$299,052

Ratios (as a percentage of average daily net assets):

Expenses	1.11	%(3)(4)	1.26	%(4)	1.19	%(5)	1.19	%(5)	1.19	%(5)

Net investment income	1.20%		2.21%		2.30	%(5)	1.72	%(5)	1.61	%(5)

Portfolio Turnover of the Portfolio	—		—		62	%(6)	12	%(6)	15	%(6)

Portfolio Turnover of the Fund	180	%(8)	90%		1	%(7)	—		—

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	The investment adviser reimbursed certain operating expenses (equal to 0.03% of average daily net assets for the year ended October 31, 2020). Absent this reimbursement, total return would be lower.

(4)	Includes interest expense, including on reverse repurchase agreements, of 0.03% and 0.07% of average daily net assets for the years ended October 31, 2020 and 2019, respectively.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.

(6)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.

(7)	For the period from October 8, 2018 through October 31, 2018 when the Fund was making investments directly in securities.

(8)	Includes the effect of To Be Announced (TBA) transactions.

References to Portfolio herein are to Government Obligations Portfolio, a Massachusetts business trust in which the Fund invested all of its investable assets prior to the close of business on October 5, 2018 and which had the same investment objective and policies as the Fund during such period.

16	See Notes to Financial Statements.

Eaton Vance

Government Opportunities Fund

October 31, 2020

Financial Highlights — continued

	Class C

	Year Ended October 31,
	2020		2019		2018		2017		2016

Net asset value — Beginning of year	$6.060		$6.090		$6.270		$6.420		$6.620

Income (Loss) From Operations

Net investment income(1)	$0.030		$0.090		$0.096		$0.062		$0.057

Net realized and unrealized gain (loss)	0.188		0.027		(0.117)		(0.041)		(0.092)

Total income (loss) from operations	$0.218		$0.117		$(0.021)		$0.021		$(0.035)

Less Distributions

From net investment income	$(0.108)		$(0.147)		$(0.159)		$(0.171)		$(0.165)

Total distributions	$(0.108)		$(0.147)		$(0.159)		$(0.171)		$(0.165)

Net asset value — End of year	$6.170		$6.060		$6.090		$6.270		$6.420

Total Return(2)	3.63	%(3)	1.95%		(0.33)%		0.32%		(0.54)%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$24,969		$29,940		$46,902		$62,647		$97,657

Ratios (as a percentage of average daily net assets):

Expenses	1.86	%(3)(4)	1.99	%(4)	1.94	%(5)	1.94	%(5)	1.95	%(5)

Net investment income	0.49%		1.47%		1.55	%(5)	0.97	%(5)	0.87	%(5)

Portfolio Turnover of the Portfolio	—		—		62	%(6)	12	%(6)	15	%(6)

Portfolio Turnover of the Fund	180	%(8)	90%		1	%(7)	—		—

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	The investment adviser reimbursed certain operating expenses (equal to 0.03% of average daily net assets for the year ended October 31, 2020). Absent this reimbursement, total return would be lower.

(4)	Includes interest expense, including on reverse repurchase agreements, of 0.03% and 0.07% of average daily net assets for the years ended October 31, 2020 and 2019, respectively.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.

(6)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.

(7)	For the period from October 8, 2018 through October 31, 2018 when the Fund was making investments directly in securities.

(8)	Includes the effect of To Be Announced (TBA) transactions.

References to Portfolio herein are to Government Obligations Portfolio, a Massachusetts business trust in which the Fund invested all of its investable assets prior to the close of business on October 5, 2018 and which had the same investment objective and policies as the Fund during such period.

17	See Notes to Financial Statements.

Eaton Vance

Government Opportunities Fund

October 31, 2020

Financial Highlights — continued

	Class I

	Year Ended October 31,
	2020		2019		2018		2017		2016

Net asset value — Beginning of year	$6.060		$6.100		$6.280		$6.430		$6.620

Income (Loss) From Operations

Net investment income(1)	$0.085		$0.149		$0.157		$0.125		$0.121

Net realized and unrealized gain (loss)	0.194		0.019		(0.116)		(0.041)		(0.081)

Total income from operations	$0.279		$0.168		$0.041		$0.084		$0.040

Less Distributions

From net investment income	$(0.169)		$(0.208)		$(0.221)		$(0.234)		$(0.230)

Total distributions	$(0.169)		$(0.208)		$(0.221)		$(0.234)		$(0.230)

Net asset value — End of year	$6.170		$6.060		$6.100		$6.280		$6.430

Total Return(2)	4.66	%(3)	2.80%		0.67%		1.32%		0.61%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$213,869		$118,479		$96,457		$99,404		$93,592

Ratios (as a percentage of average daily net assets):

Expenses	0.85	%(3)(4)	1.01	%(4)	0.94	%(5)	0.94	%(5)	0.94	%(5)

Net investment income	1.39%		2.44%		2.54	%(5)	1.97	%(5)	1.86	%(5)

Portfolio Turnover of the Portfolio	—		—		62	%(6)	12	%(6)	15	%(6)

Portfolio Turnover of the Fund	180	%(8)	90%		1	%(7)	—		—

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	The investment adviser reimbursed certain operating expenses (equal to 0.03% of average daily net assets for the year ended October 31, 2020). Absent this reimbursement, total return would be lower.

(4)	Includes interest expense, including on reverse repurchase agreements, of 0.03% and 0.07% of average daily net assets for the years ended October 31, 2020 and 2019, respectively.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.

(6)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.

(7)	For the period from October 8, 2018 through October 31, 2018 when the Fund was making investments directly in securities.

(8)	Includes the effect of To Be Announced (TBA) transactions.

References to Portfolio herein are to Government Obligations Portfolio, a Massachusetts business trust in which the Fund invested all of its investable assets prior to the close of business on October 5, 2018 and which had the same investment objective and policies as the Fund during such period.

18	See Notes to Financial Statements.

Eaton Vance

Government Opportunities Fund

October 31, 2020

Financial Highlights — continued

	Class R

	Year Ended October 31,
	2020		2019		2018		2017		2016

Net asset value — Beginning of year	$6.040		$6.080		$6.260		$6.410		$6.600

Income (Loss) From Operations

Net investment income(1)	$0.052		$0.118		$0.126		$0.092		$0.088

Net realized and unrealized gain (loss)	0.196		0.019		(0.117)		(0.041)		(0.081)

Total income from operations	$0.248		$0.137		$0.009		$0.051		$0.007

Less Distributions

From net investment income	$(0.138)		$(0.177)		$(0.189)		$(0.201)		$(0.197)

Total distributions	$(0.138)		$(0.177)		$(0.189)		$(0.201)		$(0.197)

Net asset value — End of year	$6.150		$6.040		$6.080		$6.260		$6.410

Total Return(2)	4.15	%(3)	2.46%		(0.00	)%(4)	0.81%		0.10%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$55,623		$28,673		$26,376		$28,593		$30,908

Ratios (as a percentage of average daily net assets):

Expenses	1.34	%(3)(5)	1.51	%(5)	1.44	%(6)	1.44	%(6)	1.44	%(6)

Net investment income	0.85%		1.95%		2.04	%(6)	1.46	%(6)	1.36	%(6)

Portfolio Turnover of the Portfolio	—		—		62	%(7)	12	%(7)	15	%(7)

Portfolio Turnover of the Fund	180	%(9)	90%		1	%(8)	—		—

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	The investment adviser reimbursed certain operating expenses (equal to 0.03% of average daily net assets for the year ended October 31, 2020). Absent this reimbursement, total return would be lower.

(4)	Less than (0.005)%.

(5)	Includes interest expense, including on reverse repurchase agreements, of 0.03% and 0.07% of average daily net assets for the years ended October 31, 2020 and 2019, respectively.

(6)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.

(7)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.

(8)	For the period from October 8, 2018 through October 31, 2018 when the Fund was making investments directly in securities.

(9)	Includes the effect of To Be Announced (TBA) transactions.

References to Portfolio herein are to Government Obligations Portfolio, a Massachusetts business trust in which the Fund invested all of its investable assets prior to the close of business on October 5, 2018 and which had the same investment objective and policies as the Fund during such period.

19	See Notes to Financial Statements.

Eaton Vance

Government Opportunities Fund

October 31, 2020

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Government Opportunities Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is to provide a high current return. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Effective January 25, 2019, Class C shares generally automatically convert to Class A shares ten years after their purchase and, effective November 5, 2020, automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Class I and Class R shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Derivatives. U.S. exchange-traded options are valued at the mean between the bid and ask prices at valuation time as reported by the Options Price Reporting Authority. Non U.S. exchange-traded options and over-the-counter options are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration. Financial futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded.

Affiliated Fund. The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Inflation adjustments to the principal amount of inflation-adjusted bonds and notes are reflected as interest income. Deflation adjustments to the principal amount of an inflation-adjusted bond or note are reflected as reductions to interest income to the extent of interest income previously recorded on such bond or note. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of October 31, 2020, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

20

Eaton Vance

Government Opportunities Fund

October 31, 2020

Notes to Financial Statements — continued

E  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Financial Futures Contracts — Upon entering into a financial futures contract, the Fund is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Fund each business day, depending on the daily fluctuations in the value of the underlying security, and are recorded as unrealized gains or losses by the Fund. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

I  Written Options — Upon the writing of a call or a put option, the premium received by the Fund is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written, in accordance with the Fund’s policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. When an index option is exercised, the Fund is required to deliver an amount of cash determined by the excess of the exercise price of the option over the value of the index (in the case of a put) or the excess of the value of the index over the exercise price of the option (in the case of a call) at contract termination. If a put option on a security is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as a writer of an option, may have no control over whether the underlying securities or other assets may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities or other assets underlying the written option. The Fund may also bear the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

J  Purchased Options — Upon the purchase of a call or put option, the premium paid by the Fund is included in the Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Fund’s policies on investment valuations discussed above. As the purchaser of an index option, the Fund has the right to receive a cash payment equal to any depreciation in the value of the index below the exercise price of the option (in the case of a put) or equal to any appreciation in the value of the index over the exercise price of the option (in the case of a call) as of the valuation date of the option. If an option which the Fund had purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a put option on a security, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a call option on a security, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid. Purchased options traded over-the-counter involve risk that the issuer or counterparty will fail to perform its contractual obligations.

K  When-Issued Securities and Delayed Delivery Transactions — The Fund may purchase or sell securities on a delayed delivery, when-issued or forward commitment basis, including TBA (To Be Announced) securities. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Fund maintains cash and/or security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery, when-issued or forward commitment basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract. A forward purchase or sale commitment may be closed by entering into an offsetting commitment or delivery of securities. The Fund will realize a gain or loss on investments based on the price established when the Fund entered into the commitment.

L  Reverse Repurchase Agreements — Under a reverse repurchase agreement, the Fund temporarily transfers possession of a portfolio security to another party, such as a bank or broker/dealer, in return for cash. At the same time, the Fund agrees to repurchase the security at an agreed upon time and price, which reflects an interest payment. In periods of increased demand for a security, the Fund may receive a payment from the counterparty for the use of the security, which is recorded as interest income. Because the Fund retains effective control over the transferred security, the transaction is accounted for as a

21

Eaton Vance

Government Opportunities Fund

October 31, 2020

Notes to Financial Statements — continued

secured borrowing. The Fund may enter into such agreements when it believes it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the securities transferred to another party or the securities in which the proceeds may be invested would affect the market value of the Fund’s assets. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds (and the counterparty making a loan), they constitute a form of leverage. The Fund segregates cash or liquid assets equal to its obligation to repurchase the security. During the term of the agreement, the Fund may also be obligated to pledge additional cash and/or securities in the event of a decline in the fair value of the transferred security. In the event the counterparty to a reverse repurchase agreement becomes insolvent, recovery of the security transferred by the Fund may be delayed or the Fund may incur a loss equal to the amount by which the value of the security transferred by the Fund exceeds the repurchase price payable by the Fund.

M  Forward Sale Commitments — The Fund may enter into forward sale commitments to sell generic U.S. government agency MBS to hedge its portfolio positions and/or to enhance return. The proceeds to be received from the forward sale commitment are recorded as a liability and are subsequently valued at approximately the current market value of the underlying security in accordance with the Fund’s policies on investment valuations discussed above. The Fund records an unrealized gain or loss on investments to the extent of the difference between the proceeds to be received and the value of the open forward sale commitment on the day of determination. If the forward sale commitment is closed through the acquisition of an offsetting purchase commitment or the delivery of securities, the Fund realizes a gain or loss on investments based on the price established when the Fund entered into the commitment.

N  Stripped Mortgage-Backed Securities — The Fund may invest in Interest Only (IO) and Principal Only (PO) securities, a form of stripped mortgage-backed securities, whereby the IO security receives all the interest and the PO security receives all the principal on a pool of mortgage assets. The yield to maturity on an IO security is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the yield to maturity from these securities. If the underlying mortgages experience greater than anticipated prepayments of principal, the Fund may fail to recoup its initial investment in an IO security. The market value of IO and PO securities can be unusually volatile due to changes in interest rates.

2  Distributions to Shareholders and Income Tax Information

The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are generally paid monthly. Distributions of realized capital gains are made at least annually. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2020 and October 31, 2019 was as follows:

	Year Ended October 31,
	2020	2019

Ordinary income	$8,703,076	$10,174,543

As of October 31, 2020, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed ordinary income	$62,861

Deferred capital losses	$(48,552,298)

Net unrealized depreciation	$(10,072,409)

Distributions payable	$(62,673)

At October 31, 2020, the Fund, for federal income tax purposes, had deferred capital losses of $48,552,298 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at October 31, 2020, $48,552,298 are long-term.

22

Eaton Vance

Government Opportunities Fund

October 31, 2020

Notes to Financial Statements — continued

The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Fund at October 31, 2020, as determined on a federal income tax basis, were as follows:

Aggregate cost	$499,684,936

Gross unrealized appreciation	$3,329,460

Gross unrealized depreciation	(13,401,869)

Net unrealized depreciation	$(10,072,409)

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM and an indirect subsidiary of Eaton Vance Corp., as compensation for investment advisory services rendered to the Fund. Pursuant to the investment advisory and fee reduction agreements between the Fund and BMR, the fee is computed at an annual rate of 0.65% of the Fund’s average daily net assets up to $500 million, 0.625% from $500 million but less than $1 billion, 0.600% from $1 billion but less than $1.5 billion, 0.5625% from $1.5 billion but less than $2 billion, 0.5000% from $2 billion but less than $2.5 billion and 0.4375% of average daily net assets of $2.5 billion or more, and is payable monthly. For the year ended October 31, 2020, the Fund’s investment adviser fee amounted to $2,293,744 or 0.65% of the Fund’s average daily net assets. The Fund invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

Effective March 1, 2020, EVM has agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding such expenses as borrowing costs, taxes or litigation expenses) exceed 1.05%, 1.80%, 0.80% and 1.30% of the Fund’s average daily net assets for Class A, Class C, Class I and Class R, respectively. This agreement may be changed or terminated after February 28, 2021. Pursuant to this agreement, EVM was allocated $103,218 of the Fund’s operating expenses for the year ended October 31, 2020.

EVM serves as the administrator of the Fund, but receives no compensation. EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2020, EVM earned $17,887 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $2,644 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2020. EVD also received distribution and service fees from Class A, Class C and Class R shares (see Note 4).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2020, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2020 amounted to $365,373 for Class A shares.

The Fund also has in effect distribution plans for Class C shares (Class C Plan) and Class R shares (Class R Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2020, the Fund paid or accrued to EVD $209,755 for Class C shares. The Class R Plan requires the Fund to pay EVD an amount up to 0.50% per annum of its average daily net assets attributable to Class R shares for providing ongoing distribution services and facilities to the Fund. The Trustees of the Trust have currently limited Class R distribution payments to 0.25% per annum of the average daily net assets attributable to Class R shares. For the year ended October 31, 2020, the Fund paid or accrued to EVD $102,145 for Class R shares.

Pursuant to the Class C and Class R Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2020 amounted to $69,918 and $102,145 for Class C and Class R shares, respectively.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

23

Eaton Vance

Government Opportunities Fund

October 31, 2020

Notes to Financial Statements — continued

5  Contingent Deferred Sales Charges

Effective December 2, 2019, Class A shares may be subject to a 1% contingent deferred sales charge (CDSC) if redeemed within 18 months of purchase (depending on the circumstances of purchase). A CDSC of 1% generally is imposed on redemptions of Class C shares made within 12 months of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended October 31, 2020, the Fund was informed that EVD received approximately $3,000 and $6,000 of CDSCs paid by Class A and Class C shareholders, respectively.

6  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, and including maturities, paydowns and TBA transactions, for the year ended October 31, 2020 were as follows:

	Purchases	Sales

Investments (non-U.S. Government)	$10,480,469	$8,455,307

U.S. Government and Agency Securities	778,677,101	674,701,557

	$789,157,570	$683,156,864

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2020	2019

Sales	6,067,432	2,781,963

Issued to shareholders electing to receive payments of distributions in Fund shares	525,445	625,805

Redemptions	(4,956,555)	(5,742,114)

Converted from Class B shares	—	62,077

Converted from Class C shares	1,116,784	3,376,341

Net increase	2,753,106	1,104,072

	Year Ended October 31,
Class B	2020	2019(1)

Sales	—	184

Issued to shareholders electing to receive payments of distributions in Fund shares	—	1,014

Redemptions	—	(19,571)

Converted to Class A shares	—	(62,091)

Net decrease	—	(80,464)

24

Eaton Vance

Government Opportunities Fund

October 31, 2020

Notes to Financial Statements — continued

	Year Ended October 31,
Class C	2020	2019

Sales	1,962,030	2,369,867

Issued to shareholders electing to receive payments of distributions in Fund shares	75,246	139,341

Redemptions	(1,814,787)	(1,881,781)

Converted to Class A shares	(1,118,131)	(3,381,466)

Net decrease	(895,642)	(2,754,039)

	Year Ended October 31,
Class I	2020	2019

Sales	33,178,862	13,150,798

Issued to shareholders electing to receive payments of distributions in Fund shares	490,436	486,853

Redemptions	(18,570,563)	(9,907,425)

Net increase	15,098,735	3,730,226

	Year Ended October 31,
Class R	2020	2019

Sales	7,026,509	1,903,538

Issued to shareholders electing to receive payments of distributions in Fund shares	138,968	126,038

Redemptions	(2,873,086)	(1,623,059)

Net increase	4,292,391	406,517

(1)	At the close of business on August 15, 2019, Class B shares were converted into Class A and Class B was terminated.

8  Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include futures contracts and written options and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 2020 is included in the Portfolio of Investments. At October 31, 2020, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

The Fund is subject to interest rate risk in the normal course of pursuing its investment objective. Because the Fund holds fixed-rate bonds, the value of these bonds may decrease if interest rates rise. The Fund utilizes futures contracts and options on futures contracts to enhance total return, to change the overall duration of the Fund and to hedge against fluctuations in securities prices due to changes in interest rates.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is interest rate risk at October 31, 2020 was as follows:

	Fair Value
Derivative	Asset Derivative	Liability Derivative

Futures contracts	$—	$(44,743	)(1)

(1)

Amount represents cumulative unrealized appreciation or (depreciation) on futures contracts. Only the current day’s variation margin on open futures contracts is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin, as applicable.

25

Eaton Vance

Government Opportunities Fund

October 31, 2020

Notes to Financial Statements — continued

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is interest rate risk for the year ended October 31, 2020 was as follows:

Derivative	Realized Gain (Loss) on Derivatives Recognized in Income		Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Purchased options	$4,081,586	(1)	$—

Written options	$(2,338,681	)(2)	$—

Futures contracts	$5,891,198	(3)	$45,056	(4)

(1)	Statement of Operations location: Net realized gain (loss) – Investment transactions.

(2)	Statement of Operations location: Net realized gain (loss) – Written options.

(3)	Statement of Operations location: Net realized gain (loss) – Financial futures contracts.

(4)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Financial futures contracts.

The average notional cost of futures contracts outstanding during the year ended October 31, 2020, which is indicative of the volume of this derivative type, was approximately as follows:

Futures Contracts — Long	Futures Contracts — Short

$23,854,000	$2,420,000

The average number of purchased options contracts and written options contracts outstanding during the year ended October 31, 2020, which is indicative of the volume of these derivative types, were 53 and 38 contracts, respectively.

9  Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in an $800 million unsecured line of credit agreement with a group of banks, which is in effect through October 26, 2021. Borrowings are made by the Fund solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2020, an upfront fee and arrangement fee totaling $950,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the year ended October 31, 2020.

10  Overdraft Advances

Pursuant to the custodian agreement, State Street Bank and Trust Company (SSBT) may, in its discretion, advance funds to the Fund to make properly authorized payments. When such payments result in an overdraft, the Fund is obligated to repay SSBT at the current rate of interest charged by SSBT for secured loans (currently, the Federal Funds rate plus 2%). This obligation is payable on demand to SSBT. SSBT has a lien on the Fund’s assets to the extent of any overdraft. At October 31, 2020, the Fund had a payment due to SSBT pursuant to the foregoing arrangement of $2,156. Based on the short-term nature of these payments and the variable interest rate, the carrying value of the overdraft advances approximated its fair value at October 31, 2020. If measured at fair value, overdraft advances would have been considered as Level 2 in the fair value hierarchy (see Note 13) at October 31, 2020. The Fund’s average overdraft advances during the year ended October 31, 2020 were not significant.

11  Reverse Repurchase Agreements

There were no open reverse repurchase agreements outstanding as of October 31, 2020.

For the year ended October 31, 2020, the average borrowings under settled reverse repurchase agreements and the average annual interest rate paid were approximately $5,719,592 and 1.54%, respectively.

26

Eaton Vance

Government Opportunities Fund

October 31, 2020

Notes to Financial Statements — continued

12  Investments in Affiliated Funds

At October 31, 2020, the value of the Fund’s investment in affiliated funds was $30,202,236, which represents 6.7% of the Fund’s net assets. Transactions in affiliated funds by the Fund for the year ended October 31, 2020 were as follows:

Name of affiliated fund	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units, end of period

Short-Term Investments

Eaton Vance Cash Reserves Fund, LLC	$9,556	$438,897,791	$(408,702,900)	$(2,211)	$—	$30,202,236	$59,899	30,202,236

13  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2020, the hierarchy of inputs used in valuing the Fund’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Collateralized Mortgage Obligations	$—	$242,667,769	$—	$242,667,769

Mortgage Pass-Throughs	—	225,345,609	—	225,345,609

U.S. Government Guaranteed Small Business Administration Pools & Loans	—	4,693,080	—	4,693,080

Asset-Backed Securities	—	7,282,430	—	7,282,430

Short-Term Investments	—	30,202,236	—	30,202,236

Total Investments	$—	$510,191,124	$—	$510,191,124

Liability Description

Futures Contracts	$(44,743)	$—	$—	$(44,743)

TBA Sale Commitments	—	(20,578,597)	—	(20,578,597)

Total	$(44,743)	$(20,578,597)	$—	$(20,623,340)

14  Risks and Uncertainties

Pandemic Risk

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in December 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks, such as

27

Eaton Vance

Government Opportunities Fund

October 31, 2020

Notes to Financial Statements — continued

the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, the economies of individual countries, individual companies, and the market in general, and may continue to do so in significant and unforeseen ways, as may other epidemics and pandemics that may arise in the future. Any such impact could adversely affect the Fund’s performance, or the performance of the securities in which the Fund invests.

15  Additional Information

On October 8, 2020, Morgan Stanley and Eaton Vance Corp. (“Eaton Vance”) announced that they had entered into a definitive agreement under which Morgan Stanley would acquire Eaton Vance. Under the Investment Company Act of 1940, as amended, consummation of this transaction may be deemed to result in the automatic termination of an Eaton Vance Fund’s investment advisory agreement, and, where applicable, any related sub-advisory agreement. On November 24, 2020, the Fund’s Board approved a new investment advisory agreement. The new investment advisory agreement will be presented to Fund shareholders for approval, and, if approved, would take effect upon consummation of the transaction. Shareholders of record of the Fund at the close of business on December 11, 2020 are entitled to be present and vote at a joint special meeting of shareholders to be held on February 18, 2021 and at any adjournments or postponements thereof.

28

Eaton Vance

Government Opportunities Fund

October 31, 2020

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Government Opportunities Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Eaton Vance Government Opportunities Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), including the portfolio of investments, as of October 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 17, 2020

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

29

Eaton Vance

Government Opportunities Fund

October 31, 2020

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2021 will show the tax status of all distributions paid to your account in calendar year 2020. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

30

Eaton Vance

Government Opportunities Fund

October 31, 2020

Liquidity Risk Management Program

The Fund has implemented a written liquidity risk management program (Program) and related procedures to manage its liquidity in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (Liquidity Rule). The Liquidity Rule defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Fund’s Board of Trustees/Directors has designated the investment adviser to serve as the administrator of the Program and the related procedures. The administrator has established a Liquidity Risk Management Oversight Committee (Committee) to perform the functions necessary to administer the Program. As part of the Program, the administrator is responsible for identifying illiquid investments and categorizing the relative liquidity of the Fund’s investments in accordance with the Liquidity Rule. Under the Program, the administrator assesses, manages, and periodically reviews the Fund’s liquidity risk, and is responsible for making certain reports to the Fund’s Board of Trustees/Directors and the Securities and Exchange Commission (SEC) regarding the liquidity of the Fund’s investments, and to notify the Board of Trustees/Directors and the SEC of certain liquidity events specified in the Liquidity Rule. The liquidity of the Fund’s portfolio investments is determined based on a number of factors including, but not limited to, relevant market, trading and investment-specific considerations under the Program.

At a meeting of the Fund’s Board of Trustees/Directors, the Committee provided a written report to the Fund’s Board of Trustees/Directors pertaining to the operation, adequacy, and effectiveness of implementation of the Program, as well as the operation of the highly liquid investment minimum (if applicable) for the period December 1, 2018 through December 31, 2019 (Review Period). The Program operated effectively during the Review Period, supporting the administrator’s ability to assess, manage and monitor Fund liquidity risk, including during periods of market volatility and net redemptions. During the Review Period, the Fund met redemption requests on a timely basis.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

31

Eaton Vance

Government Opportunities Fund

October 31, 2020

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 143 portfolios (with the exception of Messrs. Faust and Wennerholm and Ms. Frost who oversee 142 portfolios) in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Trust Position(s)	Trustee Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 142 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.

Other Directorships in the Last Five Years. Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Other Directorships in the Last Five Years. None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Other Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Other Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Other Directorships in the Last Five Years. Director of DraftKings, Inc. (digital sports entertainment and gaming company) (since September 2020). Director of Groupon, Inc. (e-commerce provider) (since April 2020). Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Formerly, Director of Dynex Capital, Inc. (mortgage REIT) (2013 - 2020).

32

Eaton Vance

Government Opportunities Fund

October 31, 2020

Management and Organization — continued

Name and Year of Birth	Trust Position(s)	Trustee Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson) and 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Other Directorships in the Last Five Years. None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Other Directorships in the Last Five Years. None.

Keith Quinton 1958	Trustee	2018

Private investor, researcher and lecturer. Independent Investment Committee Member at New Hampshire Retirement System (since 2017). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Other Directorships in the Last Five Years. Director (since 2016) and Chairman (since 2019) of New Hampshire Municipal Bond Bank.

Marcus L. Smith 1966	Trustee	2018

Private investor. Member of Posse Boston Advisory Board (foundation) (since 2015). Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Other Directorships in the Last Five Years. Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Director of Ascot Group Limited and certain of its subsidiaries (insurance and reinsurance) (since 2018). Formerly, Director of Hagerty Holding Corp. (insurance and reinsurance) (2015-2018). Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Other Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Scott E. Wennerholm 1959	Trustee	2016

Private Investor. Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Other Directorships in the Last Five Years. None.

Name and Year of Birth	Trust Position(s)	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees

Eric A. Stein 1980	President	2020	Vice President and Chief Investment Officer, Fixed Income of EVM and BMR. Prior to November 1, 2020, Mr. Stein was a co-Director of Eaton Vance’s Global Income Investments. Also Vice President of Calvert Research and Management (“CRM”).

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of CRM.

33

Eaton Vance

Government Opportunities Fund

October 31, 2020

Management and Organization — continued

Name and Year of Birth	Trust Position(s)	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees (continued)

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

34

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each entity listed below has adopted a privacy policy and procedures (“Privacy Program”) Eaton Vance believes is reasonably designed to protect your personal information and to govern when and with whom Eaton Vance may share your personal information.

•

At the time of opening an account, Eaton Vance generally requires you to provide us with certain information such as name, address, social security number, tax status, account numbers, and account balances. This information is necessary for us to both open an account for you and to allow us to satisfy legal requirements such as applicable anti-money laundering reviews and know-your-customer requirements.

•

On an ongoing basis, in the normal course of servicing your account, Eaton Vance may share your information with unaffiliated third parties that perform various services for Eaton Vance and/or your account. These third parties include transfer agents, custodians, broker/dealers and our professional advisers, including auditors, accountants, and legal counsel. Eaton Vance may additionally share your personal information with our affiliates.

•	We believe our Privacy Program is reasonably designed to protect the confidentiality of your personal information and to prevent unauthorized access to that information.

•

We reserve the right to change our Privacy Program at any time upon proper notification to you. You may want to review our Privacy Program periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of protecting your personal information applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, and Calvert Funds. This Privacy Notice supersedes all previously issued privacy disclosures. For more information about our Privacy Program or about how your personal information may be used, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

35

This Page Intentionally Left Blank

Investment Adviser

Boston Management and Research

Two International Place

Boston, MA 02110

Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*

FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

140    10.31.20

Eaton Vance

High Income Opportunities Fund

Annual Report

October 31, 2020

Important Note. Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (eatonvance.com/funddocuments), and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you are a direct investor, you may elect to receive shareholder reports and other communications from the Fund electronically by signing up for e-Delivery at eatonvance.com/edelivery. If you own your shares through a financial intermediary (such as a broker-dealer or bank), you must contact your financial intermediary to sign up.

You may elect to receive all future Fund shareholder reports in paper free of charge. If you are a direct investor, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-262-1122. If you own these shares through a financial intermediary, you must contact your financial intermediary or follow instructions included with this disclosure, if applicable, to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Eaton Vance funds held directly or to all funds held through your financial intermediary, as applicable.

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The investment adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator. The adviser is also registered as a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2020

Eaton Vance

High Income Opportunities Fund

Eaton Vance

High Income Opportunities Fund

October 31, 2020

Management’s Discussion of Fund Performance1

Economic and Market Conditions

For the 12-month period ended October 31, 2020, the U.S. high yield market took a roller-coaster ride largely driven by the COVID-19 pandemic.

At the end of 2019, perceived progress toward a U.S.-China trade deal lifted markets. This was followed by the fastest sell-off in the history of the high yield asset class in early 2020 as the market responded to a potential global recession brought on by COVID-19.

In the final week of February, the S&P 500® Index lost 11.49% and the average yield spread on the ICE BofA U.S. High Yield Index widened 1.50%. The intense sell-off persisted for the first three weeks of March.

Saudi Arabia’s announcement in early March that it planned to increase oil production, coupled with sharply lower energy demand expectations due to a potential recession, caused the price of oil to sink to $20 per barrel in the quarter, sending shockwaves through the energy sector, the largest sector within the ICE BofA U.S. High Yield Index. The ICE BofA U.S. High Yield Index returned –13.12% in the first quarter of 2020.

At the end of March, in response to quantitative easing by global central banks and the passing of a record $2-trillion U.S. fiscal stimulus package, the high yield market began to revive. The U.S. Federal Reserve and European Central Bank followed up with unprecedented support for global financial markets, increasing investor appetites for risk.

U.S. and global investors responded to historically elevated yield spreads, the readiness of central banks to intervene and, later during the period, indications of modest economic improvement by adding exposure to issuers with elevated debt. Companies relying on the high yield market for capital began issuing high yield debt at a record rate.

The rebound of the high yield market extended into July, then cooled. The dimming outlook for additional near-term U.S. stimulus, renewed pandemic-driven shutdowns, trepidation regarding the then-approaching U.S. election, and elevated U.S. jobless claims pointed to a slower and more protracted global economic recovery than previously hoped.

For the period as a whole, the ICE BofA U.S. High Yield Index returned 2.54%; and the Bloomberg Barclays U.S. Aggregate Bond Index returned 6.19%.

High yield issuance during the period totaled $485.4 billion. The trailing 12-month par-weighted default rate, which began the period at 2.54%, ended at 6.34%.

Fund Performance

For the 12-month period ended October 31, 2020, Eaton Vance High Income Opportunities Fund (the Fund) returned 1.26% for Class A shares at net asset value (NAV), underperforming its primary benchmark, the ICE BofA U.S. High Yield Index (the Index), which returned 2.54%.

The Fund’s sector allocation was a leading source of underperformance relative to the Index during the period. While the Fund’s underweight exposure to the struggling energy sector for much of the period was beneficial, on balance, periods of overweight exposure detracted from returns. An overweight exposure to the entertainment and film industry — the worst-performing subsector within the Index — weighed on relative returns. Credit selections within entertainment and film further weakened relative performance during the period.

Credit selections overall contributed to relative performance during the period. Selections were beneficial within telecommunications and energy, and further contributed to relative performance in services, technology, diversified financial services, and aerospace. The Fund’s overweight exposure to health care was an additional contributor to returns relative to the Index during the period.

Security selections within credit rating categories detracted from relative performance overall while allocation among credit ratings contributed to returns. Selections within BB rated, B rated, and not rated securities were particularly challenging during the period. Underweight exposure to BB rated credits, the best performing within the Index, further detracted from performance during the period.

Meanwhile, a small allocation to non-rated securities and an underweight exposure to bonds rated CCC or lower were positive contributors. A higher quality bias within CCC rated bonds also benefited relative performance during the period.

The Fund’s shorter duration positioning relative to the Index detracted from relative performance. However, favorable overall security selections by duration sector partially mitigated this effect. While the Fund’s overweight exposure to bonds with durations between 0-2 years detracted, it was more than offset by strong credit selections within the sector. Underweight exposure to the 2-5 year duration sector also detracted, but again was offset by favorable security selections within the sector during the period.

An underweight exposure to bonds with durations of more than 10 years and a small allocation to cash weighed on performance relative to the Index during the period.

Meanwhile, an overweight exposure to the below 1-year duration sector was beneficial, but security selections within the sector diminished the positive impact during the period. Selections within the 5-10 year duration sector had a negative impact on relative performance during the period.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

High Income Opportunities Fund

October 31, 2020

Performance2,3

Portfolio Managers Kelley G. Baccei, Stephen C. Concannon, CFA and Jeffrey D. Mueller

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years

Class A at NAV	03/11/2004	08/19/1986	1.26%	4.71%	5.83%
Class A with 4.75% Maximum Sales Charge	—	—	–3.56	3.69	5.31
Class C at NAV	06/08/1994	08/19/1986	0.45	3.91	5.03
Class C with 1% Maximum Sales Charge	—	—	–0.50	3.91	5.03
Class I at NAV	10/01/2009	08/19/1986	1.52	4.96	6.09

ICE BofA U.S. High Yield Index	—	—	2.54%	6.13%	6.07%
ICE BofA U.S. High Yield Constrained Index	—	—	2.44	6.11	6.06

% Total Annual Operating Expense Ratios[4]			Class A	Class C	Class I

			0.91%	1.67%	0.66%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge

Class C	$10,000	10/31/2010	$16,346	N.A.
Class I	$250,000	10/31/2010	$451,683	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

High Income Opportunities Fund

October 31, 2020

Fund Profile5

Credit Quality (% of bonds, loans and commercial mortgage-backed securities)6

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

High Income Opportunities Fund

October 31, 2020

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

ICE BofA U.S. High Yield Index is an unmanaged index of below-investment grade U.S. corporate bonds. ICE BofA U.S. High Yield Constrained Index is an unmanaged index of below-investment grade U.S. corporate bonds, with issuer exposure capped at 2%. ICE® BofA® indices are not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report and ICE Data Indices, LLC does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. BofA® is a licensed registered trademark of Bank of America Corporation in the United States and other countries. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

[4]	Source: Fund prospectus. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]	Fund invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund. References to investments are to the Portfolio’s holdings.

[6]

Ratings are based on Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”) or Fitch Ratings (“Fitch”), as applicable. For purposes of ratings restrictions, the average of Moody’s, S&P and Fitch is used. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P or Fitch (Baa or higher by Moody’s) are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. Holdings designated as “Not Rated” (if any) are not rated by the national ratings agencies stated above.

Fund profile subject to change due to active management.

Additional Information

S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. S&P Dow Jones Indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® and S&P 500® are registered trademarks of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of domestic investment-grade bonds, including corporate, government and mortgage-backed securities.

Duration is a measure of the expected change in price of a bond — in percentage terms — given a one percent change in interest rates, all else being constant. Securities with lower durations tend to be less sensitive to interest rate changes.

5

Eaton Vance

High Income Opportunities Fund

October 31, 2020

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2020 – October 31, 2020).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/20)	Ending Account Value (10/31/20)	Expenses Paid During Period* (5/1/20 – 10/31/20)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,096.70	$4.90	0.93%
Class C	$1,000.00	$1,089.60	$8.82	1.68%
Class I	$1,000.00	$1,097.90	$3.59	0.68%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.50	$4.72	0.93%
Class C	$1,000.00	$1,016.70	$8.52	1.68%
Class I	$1,000.00	$1,021.70	$3.46	0.68%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2020. The Example reflects the expenses of both the Fund and the Portfolio.

6

Eaton Vance

High Income Opportunities Fund

October 31, 2020

Statement of Assets and Liabilities

Assets	October 31, 2020

Investment in High Income Opportunities Portfolio, at value (identified cost, $786,086,351)	$800,896,928

Receivable for Fund shares sold	1,174,407

Total assets	$802,071,335

Liabilities

Payable for Fund shares redeemed	$2,241,314

Distributions payable	380,898

Payable to affiliates:

Distribution and service fees	81,401

Trustees’ fees	42

Accrued expenses	260,978

Total liabilities	$2,964,633

Net Assets	$799,106,702

Sources of Net Assets

Paid-in capital	$827,582,947

Accumulated loss	(28,476,245)

Total	$799,106,702

Class A Shares

Net Assets	$226,927,283

Shares Outstanding	53,899,465

Net Asset Value and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$4.21

Maximum Offering Price Per Share

(100 ÷ 95.25 of net asset value per share)	$4.42

Class C Shares

Net Assets	$37,679,501

Shares Outstanding	8,943,872

Net Asset Value and Offering Price Per Share*

(net assets ÷ shares of beneficial interest outstanding)	$4.21

Class I Shares

Net Assets	$534,499,918

Shares Outstanding	126,803,955

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$4.22

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

7	See Notes to Financial Statements.

Eaton Vance

High Income Opportunities Fund

October 31, 2020

Statement of Operations

Investment Income	Year Ended October 31, 2020

Interest and other income allocated from Portfolio (net of foreign taxes, $542)	$47,399,073

Dividends allocated from Portfolio (net of foreign taxes, $336)	381,724

Expenses allocated from Portfolio	(4,187,210)

Total investment income from Portfolio	$43,593,587

Expenses

Distribution and service fees

Class A	$604,379

Class C	460,166

Trustees’ fees and expenses	500

Custodian fee	52,146

Transfer and dividend disbursing agent fees	951,054

Legal and accounting services	45,545

Printing and postage	201,085

Registration fees	153,172

Miscellaneous	15,932

Total expenses	$2,483,979

Net investment income	$41,109,608

Realized and Unrealized Gain (Loss) from Portfolio

Net realized gain (loss) —

Investment transactions	$(23,540,542)

Securities sold short	5,076

Foreign currency transactions	62,562

Forward foreign currency exchange contracts	(1,204,260)

Net realized loss	$(24,677,164)

Change in unrealized appreciation (depreciation) —

Investments	$(9,204,640)

Securities sold short	(9,017)

Foreign currency	1,538

Forward foreign currency exchange contracts	336,454

Net change in unrealized appreciation (depreciation)	$(8,875,665)

Net realized and unrealized loss	$(33,552,829)

Net increase in net assets from operations	$7,556,779

8	See Notes to Financial Statements.

Eaton Vance

High Income Opportunities Fund

October 31, 2020

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2020	2019

From operations —

Net investment income	$41,109,608	$49,427,978

Net realized loss	(24,677,164)	(13,177,709)

Net change in unrealized appreciation (depreciation)	(8,875,665)	28,977,443

Net increase in net assets from operations	$7,556,779	$65,227,712

Distributions to shareholders —

Class A	$(11,853,213)	$(15,346,891)

Class B	—	(40,883)

Class C	(1,940,705)	(3,115,735)

Class I	(27,494,134)	(33,212,248)

Total distributions to shareholders	$(41,288,052)	$(51,715,757)

Tax return of capital to shareholders —

Class A	$(1,799,209)	$—

Class C	(289,715)	—

Class I	(4,264,493)	—

Total tax return of capital to shareholders	$(6,353,417)	$—

Transactions in shares of beneficial interest —

Proceeds from sale of shares

Class A	$37,657,684	$48,746,646

Class B	—	863

Class C	6,178,847	6,567,210

Class I	284,140,301	182,195,169

Net asset value of shares issued to shareholders in payment of distributions declared

Class A	11,206,293	12,587,804

Class B	—	37,158

Class C	1,977,520	2,753,565

Class I	29,608,076	30,729,634

Cost of shares redeemed

Class A	(82,801,112)	(113,508,177)

Class B	—	(166,838)

Class C	(19,983,525)	(21,529,861)

Class I	(303,676,284)	(285,736,940)

Net asset value of shares converted(1)

Class A	3,166,236	29,880,153

Class B	—	(1,501,049)

Class C	(3,166,236)	(28,379,104)

Net decrease in net assets from Fund share transactions	$(35,692,200)	$(137,323,767)

Net decrease in net assets	$(75,776,890)	$(123,811,812)

Net Assets

At beginning of year	$874,883,592	$998,695,404

At end of year	$799,106,702	$874,883,592

(1)	Includes the conversion of Class B to Class A shares at the close of business on October 15, 2019 upon the termination of Class B.

9	See Notes to Financial Statements.

Eaton Vance

High Income Opportunities Fund

October 31, 2020

Financial Highlights

	Class A
	Year Ended October 31,
	2020	2019	2018	2017	2016

Net asset value — Beginning of year	$4.400	$4.330	$4.560	$4.460	$4.400

Income (Loss) From Operations

Net investment income(1)	$0.206	$0.227	$0.233	$0.239	$0.228

Net realized and unrealized gain (loss)	(0.157)	0.081	(0.225)	0.099	0.082

Total income from operations	$0.049	$0.308	$0.008	$0.338	$0.310

Less Distributions

From net investment income	$(0.207)	$(0.238)	$(0.238)	$(0.238)	$(0.250)

Tax return of capital	(0.032)	—	—	—	—

Total distributions	$(0.239)	$(0.238)	$(0.238)	$(0.238)	$(0.250)

Net asset value — End of year	$4.210	$4.400	$4.330	$4.560	$4.460

Total Return(2)	1.26%	7.31%	0.17%	7.73%	7.35%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$226,927	$269,795	$287,457	$375,201	$506,430

Ratios (as a percentage of average daily net assets):(3)

Expenses	0.93%	0.91%	0.87%	0.85%	0.86%

Net investment income	4.87%	5.22%	5.24%	5.28%	5.23%

Portfolio Turnover of the Portfolio	67%	32%	39%	42%	39%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

10	See Notes to Financial Statements.

Eaton Vance

High Income Opportunities Fund

October 31, 2020

Financial Highlights — continued

	Class C
	Year Ended October 31,
	2020	2019	2018	2017	2016

Net asset value — Beginning of year	$4.400	$4.330	$4.560	$4.460	$4.400

Income (Loss) From Operations

Net investment income(1)	$0.174	$0.195	$0.200	$0.205	$0.195

Net realized and unrealized gain (loss)	(0.159)	0.080	(0.225)	0.099	0.081

Total income (loss) from operations	$0.015	$0.275	$(0.025)	$0.304	$0.276

Less Distributions

From net investment income	$(0.178)	$(0.205)	$(0.205)	$(0.204)	$(0.216)

Tax return of capital	(0.027)	—	—	—	—

Total distributions	$(0.205)	$(0.205)	$(0.205)	$(0.204)	$(0.216)

Net asset value — End of year	$4.210	$4.400	$4.330	$4.560	$4.460

Total Return(2)	0.45%	6.49%	(0.58)%	6.94%	6.54%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$37,680	$55,246	$95,312	$120,884	$136,908

Ratios (as a percentage of average daily net assets):(3)

Expenses	1.68%	1.67%	1.63%	1.60%	1.61%

Net investment income	4.12%	4.50%	4.49%	4.52%	4.50%

Portfolio Turnover of the Portfolio	67%	32%	39%	42%	39%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

11	See Notes to Financial Statements.

Eaton Vance

High Income Opportunities Fund

October 31, 2020

Financial Highlights — continued

	Class I
	Year Ended October 31,
	2020	2019	2018	2017	2016

Net asset value — Beginning of year	$4.410	$4.340	$4.570	$4.470	$4.410

Income (Loss) From Operations

Net investment income(1)	$0.216	$0.238	$0.245	$0.250	$0.238

Net realized and unrealized gain (loss)	(0.156)	0.081	(0.226)	0.099	0.083

Total income from operations	$0.060	$0.319	$0.019	$0.349	$0.321

Less Distributions

From net investment income	$(0.217)	$(0.249)	$(0.249)	$(0.249)	$(0.261)

Tax return of capital	(0.033)	—	—	—	—

Total distributions	$(0.250)	$(0.249)	$(0.249)	$(0.249)	$(0.261)

Net asset value — End of year	$4.220	$4.410	$4.340	$4.570	$4.470

Total Return(2)	1.52%	7.57%	0.42%	7.98%	7.62%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$534,500	$549,842	$614,306	$825,887	$839,724

Ratios (as a percentage of average daily net assets):(3)

Expenses	0.68%	0.66%	0.62%	0.59%	0.61%

Net investment income	5.10%	5.47%	5.49%	5.51%	5.45%

Portfolio Turnover of the Portfolio	67%	32%	39%	42%	39%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

12	See Notes to Financial Statements.

Eaton Vance

High Income Opportunities Fund

October 31, 2020

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance High Income Opportunities Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Effective January 25, 2019, Class C shares generally automatically convert to Class A shares ten years after their purchase and, effective November 5, 2020, automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in High Income Opportunities Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objectives and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (84.3% at October 31, 2020). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of October 31, 2020, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

G  Other — Investment transactions are accounted for on a trade date basis.

2  Distributions to Shareholders and Income Tax Information

The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are generally paid monthly. Distributions of realized capital gains are made at least annually. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital.

13

Eaton Vance

High Income Opportunities Fund

October 31, 2020

Notes to Financial Statements — continued

Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2020 and October 31, 2019 was as follows:

	Year Ended October 31,
	2020	2019

Ordinary income	$41,288,052	$51,715,757

Tax return of capital	$6,353,417	$—

During the year ended October 31, 2020, accumulated loss was increased by $2,374 and paid-in capital was increased by $2,374 due to the Fund’s investment in the Portfolio. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2020, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Deferred capital losses	$(48,652,083)

Net unrealized appreciation	$20,556,736

Distributions payable	$(380,898)

At October 31, 2020, the Fund, for federal income tax purposes, had deferred capital losses of $48,652,083 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at October 31, 2020, $13,623,004 are short-term and $35,029,079 are long-term.

3  Transactions with Affiliates

Eaton Vance Management (EVM), a wholly-owned subsidiary of Eaton Vance Corp., serves as the administrator of the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM and an indirect subsidiary of Eaton Vance Corp., to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report. EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2020, EVM earned $19,076 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $13,517 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2020. EVD also received distribution and service fees from Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4 Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2020 amounted to $604,379 for Class A shares.

The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2020, the Fund paid or accrued to EVD $345,124 for Class C shares.

Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to Class C shares. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2020 amounted to $115,042 for Class C shares.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

14

Eaton Vance

High Income Opportunities Fund

October 31, 2020

Notes to Financial Statements — continued

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within 12 months of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. Class C shares are subject to a 1% CDSC if redeemed within 12 months of purchase. For the year ended October 31, 2020, the Fund was informed that EVD received approximately $2,000 and $5,000 of CDSCs paid by Class A and Class C shareholders, respectively.

6  Investment Transactions

For the year ended October 31, 2020, increases and decreases in the Fund’s investment in the Portfolio aggregated $138,237,106 and $224,161,053, respectively.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2020	2019

Sales	8,915,015	11,204,031

Issued to shareholders electing to receive payments of distributions in Fund shares	2,662,729	2,890,924

Redemptions	(19,736,853)	(26,093,012)

Converted from Class B shares	—	343,869

Converted from Class C shares	768,273	6,599,765

Net decrease	(7,390,836)	(5,054,423)

	Year Ended October 31,
Class B	2020	2019(1)

Sales	—	200

Issued to shareholders electing to receive payments of distributions in Fund shares	—	8,593

Redemptions	—	(38,971)

Converted to Class A shares	—	(343,316)

Net decrease	—	(373,494)

	Year Ended October 31,
Class C	2020	2019

Sales	1,491,917	1,505,234

Issued to shareholders electing to receive payments of distributions in Fund shares	469,561	634,701

Redemptions	(4,797,319)	(4,988,204)

Converted to Class A shares	(768,173)	(6,598,446)

Net decrease	(3,604,014)	(9,446,715)

15

Eaton Vance

High Income Opportunities Fund

October 31, 2020

Notes to Financial Statements — continued

	Year Ended October 31,
Class I	2020	2019

Sales	68,713,272	41,865,771

Issued to shareholders electing to receive payments of distributions in Fund shares	7,024,290	7,052,357

Redemptions	(73,677,140)	(65,771,874)

Net increase (decrease)	2,060,422	(16,853,746)

(1)	At the close of business on October 15, 2019, Class B shares were converted into Class A and Class B was terminated.

8  Risks and Uncertainties

Pandemic Risk

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in December 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, the economies of individual countries, individual companies, and the market in general, and may continue to do so in significant and unforeseen ways, as may other epidemics and pandemics that may arise in the future. Any such impact could adversely affect the Fund’s performance, or the performance of the securities in which the Fund invests.

16

Eaton Vance

High Income Opportunities Fund

October 31, 2020

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance High Income Opportunities Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Eaton Vance High Income Opportunities Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), as of October 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 21, 2020

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

17

Eaton Vance

High Income Opportunities Fund

October 31, 2020

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2021 will show the tax status of all distributions paid to your account in calendar year 2020. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

18

High Income Opportunities Portfolio

October 31, 2020

Portfolio of Investments

Corporate Bonds & Notes — 90.6%

Security		Principal Amount* (000’s omitted)	Value

Aerospace — 2.7%

Bombardier, Inc., 6.00%, 10/15/22(1)		2,313	$2,106,276

Bombardier, Inc., 6.125%, 1/15/23(1)		2,599	2,244,886

Bombardier, Inc., 7.875%, 4/15/27(1)		1,099	802,270

Howmet Aerospace, Inc., 6.875%, 5/1/25		2,637	2,936,959

Moog, Inc., 4.25%, 12/15/27(1)		1,596	1,639,890

Rolls-Royce PLC, 5.75%, 10/15/27(1)		2,691	2,728,001

Science Applications International Corp., 4.875%, 4/1/28(1)		597	626,420

Spirit AeroSystems, Inc., 7.50%, 4/15/25(1)		1,166	1,178,255

TransDigm UK Holdings PLC, 6.875%, 5/15/26		1,585	1,582,028

TransDigm, Inc., 5.50%, 11/15/27		3,504	3,422,882

TransDigm, Inc., 6.25%, 3/15/26(1)		4,436	4,630,097

TransDigm, Inc., 7.50%, 3/15/27		1,705	1,763,294

			$25,661,258

Air Transportation — 0.8%

Delta Air Lines, Inc., 7.375%, 1/15/26		1,088	$1,125,680

Delta Air Lines, Inc./SkyMiles IP, Ltd., 4.50%, 10/20/25(1)		1,055	1,071,593

Delta Air Lines, Inc./SkyMiles IP, Ltd., 4.75%, 10/20/28(1)		1,059	1,083,120

Mileage Plus Holdings, LLC/Mileage Plus Intellectual Property Assets, Ltd., 6.50%, 6/20/27(1)		3,827	3,992,040

			$7,272,433

Automotive & Auto Parts — 4.5%

Clarios Global, L.P., 6.75%, 5/15/25(1)		725	$767,898

Clarios Global, L.P./Clarios US Finance Co., 4.375%, 5/15/26(2)	EUR	2,308	2,704,947

Clarios Global, L.P./Clarios US Finance Co., 8.50%, 5/15/27(1)		5,557	5,805,954

Ford Motor Co., 4.75%, 1/15/43		349	323,916

Ford Motor Co., 7.45%, 7/16/31		1,573	1,876,786

Ford Motor Co., 8.50%, 4/21/23		3,716	4,107,462

Ford Motor Co., 9.00%, 4/22/25		4,459	5,250,628

Ford Motor Co., 9.625%, 4/22/30		1,866	2,508,100

Ford Motor Credit Co., LLC, 1.503%, (3 mo. USD LIBOR + 1.27%), 3/28/22(3)		383	369,774

Ford Motor Credit Co., LLC, 1.515%, (3 mo. USD LIBOR + 1.24%), 2/15/23(3)		539	507,942

Ford Motor Credit Co., LLC, 3.087%, 1/9/23		538	533,629

Ford Motor Credit Co., LLC, 3.339%, 3/28/22		859	857,926

Ford Motor Credit Co., LLC, 3.37%, 11/17/23		2,378	2,360,165

Ford Motor Credit Co., LLC, 3.813%, 10/12/21		702	706,826

Ford Motor Credit Co., LLC, 3.815%, 11/2/27		3,494	3,382,629

Security	Principal Amount* (000’s omitted)	Value

Automotive & Auto Parts (continued)

Ford Motor Credit Co., LLC, 4.125%, 8/17/27	4,746	$4,680,742

Ford Motor Credit Co., LLC, 4.25%, 9/20/22	778	790,290

Ford Motor Credit Co., LLC, 4.375%, 8/6/23	507	516,557

Ford Motor Credit Co., LLC, 5.125%, 6/16/25	1,780	1,857,501

Ford Motor Credit Co., LLC, 5.584%, 3/18/24	403	424,081

Ford Motor Credit Co., LLC, 5.596%, 1/7/22	1,608	1,650,612

Navistar International Corp., 9.50%, 5/1/25(1)	883	980,130

		$42,964,495

Banking & Thrifts — 1.0%

CIT Group, Inc., 5.00%, 8/1/23	2,150	$2,320,656

CIT Group, Inc., 6.125%, 3/9/28	1,420	1,730,355

JPMorgan Chase & Co., Series HH, 4.60% to 2/1/25(4)(5)	2,800	2,764,300

JPMorgan Chase & Co., Series S, 6.75% to 2/1/24(4)(5)	2,405	2,630,298

		$9,445,609

Broadcasting — 3.2%

Diamond Sports Group, LLC/Diamond Sports Finance Co., 5.375%, 8/15/26(1)	3,619	$2,114,853

iHeartCommunications, Inc., 6.375%, 5/1/26	171	177,934

iHeartCommunications, Inc., 8.375%, 5/1/27	1,621	1,584,275

Netflix, Inc., 4.875%, 4/15/28	640	720,851

Netflix, Inc., 4.875%, 6/15/30(1)	1,236	1,412,903

Netflix, Inc., 5.875%, 2/15/25	2,155	2,441,884

Netflix, Inc., 5.875%, 11/15/28	4,030	4,822,218

Nexstar Broadcasting, Inc., 5.625%, 7/15/27(1)	2,357	2,460,861

Scripps Escrow, Inc., 5.875%, 7/15/27(1)	1,917	1,866,679

Sinclair Television Group, Inc., 5.50%, 3/1/30(1)	276	259,934

Sirius XM Radio, Inc., 4.125%, 7/1/30(1)	3,608	3,713,570

Sirius XM Radio, Inc., 4.625%, 7/15/24(1)	2,963	3,059,149

Sirius XM Radio, Inc., 5.00%, 8/1/27(1)	2,980	3,125,916

TEGNA, Inc., 4.625%, 3/15/28(1)	626	621,618

TEGNA, Inc., 4.75%, 3/15/26(1)	689	708,809

TEGNA, Inc., 5.00%, 9/15/29	1,346	1,364,090

		$30,455,544

Building Materials — 2.0%

Builders FirstSource, Inc., 5.00%, 3/1/30(1)	855	$903,094

Builders FirstSource, Inc., 6.75%, 6/1/27(1)	1,452	1,559,085

Cornerstone Building Brands, Inc., 6.125%, 1/15/29(1)	335	342,847

Hillman Group, Inc. (The), 6.375%, 7/15/22(1)	1,488	1,474,630

Masonite International Corp., 5.375%, 2/1/28(1)	1,059	1,124,330

Specialty Building Products Holdings, LLC/SBP Finance Corp., 6.375%, 9/30/26(1)	685	699,556

19	See Notes to Financial Statements.

High Income Opportunities Portfolio

October 31, 2020

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Building Materials (continued)

SRM Escrow Issuer, LLC, 6.00%, 11/1/28(1)(6)		2,231	$2,231,000

Standard Industries, Inc., 2.25%, 11/21/26(1)	EUR	3,990	4,588,380

Standard Industries, Inc., 4.375%, 7/15/30(1)		1,831	1,888,741

Standard Industries, Inc., 5.00%, 2/15/27(1)		690	712,856

WESCO Distribution, Inc., 7.125%, 6/15/25(1)		1,522	1,641,972

WESCO Distribution, Inc., 7.25%, 6/15/28(1)		771	845,089

White Cap Buyer, LLC, 6.875%, 10/15/28(1)		836	858,468

			$18,870,048

Cable & Satellite TV — 5.3%

CCO Holdings, LLC/CCO Holdings Capital Corp., 4.50%, 8/15/30(1)		5,232	$5,441,306

CCO Holdings, LLC/CCO Holdings Capital Corp., 4.75%, 3/1/30(1)		3,055	3,217,221

CCO Holdings, LLC/CCO Holdings Capital Corp., 5.00%, 2/1/28(1)		1,895	1,997,330

CCO Holdings, LLC/CCO Holdings Capital Corp., 5.375%, 5/1/25(1)		3,855	3,963,904

CCO Holdings, LLC/CCO Holdings Capital Corp., 5.375%, 6/1/29(1)		1,113	1,206,091

CCO Holdings, LLC/CCO Holdings Capital Corp., 5.75%, 2/15/26(1)		2,725	2,828,305

CSC Holdings, LLC, 3.375%, 2/15/31(1)		1,435	1,381,919

CSC Holdings, LLC, 4.125%, 12/1/30(1)		3,336	3,395,314

CSC Holdings, LLC, 4.625%, 12/1/30(1)		2,431	2,433,711

CSC Holdings, LLC, 5.25%, 6/1/24		385	411,709

CSC Holdings, LLC, 5.50%, 5/15/26(1)		4,205	4,373,200

CSC Holdings, LLC, 5.75%, 1/15/30(1)		4,531	4,849,529

CSC Holdings, LLC, 5.875%, 9/15/22		1,410	1,490,194

CSC Holdings, LLC, 6.50%, 2/1/29(1)		1,001	1,112,507

CSC Holdings, LLC, 7.50%, 4/1/28(1)		1,273	1,395,526

DISH DBS Corp., 5.875%, 11/15/24		420	423,150

Virgin Media Finance PLC, 5.00%, 7/15/30(1)		1,445	1,439,581

Virgin Media Secured Finance PLC, 5.50%, 8/15/26(1)		1,446	1,507,057

Virgin Media Vendor Financing Notes III DAC, 4.875%, 7/15/28(2)	GBP	2,044	2,644,691

VTR Comunicaciones SpA, 5.125%, 1/15/28(1)		935	987,921

VTR Finance N.V., 6.375%, 7/15/28(1)		776	827,410

Ziggo B.V., 4.875%, 1/15/30(1)		886	920,333

Ziggo B.V., 5.50%, 1/15/27(1)		2,440	2,536,002

			$50,783,911

Capital Goods — 0.6%

BWX Technologies, Inc., 4.125%, 6/30/28(1)		1,501	$1,520,701

BWX Technologies, Inc., 5.375%, 7/15/26(1)		2,875	2,990,546

Security		Principal Amount* (000’s omitted)	Value

Capital Goods (continued)

Colfax Corp., 6.00%, 2/15/24(1)		880	$917,585

			$5,428,832

Chemicals — 1.4%

Compass Minerals International, Inc., 6.75%, 12/1/27(1)		1,716	$1,864,280

GCP Applied Technologies, Inc., 5.50%, 4/15/26(1)		739	760,106

HB Fuller Co., 4.25%, 10/15/28		650	660,156

Nufarm Australia, Ltd./Nufarm Americas, Inc., 5.75%, 4/30/26(1)		3,622	3,671,114

OCI N.V., 5.25%, 11/1/24(1)		937	959,840

SPCM S.A., 4.875%, 9/15/25(1)		1,185	1,220,609

Valvoline, Inc., 4.25%, 2/15/30(1)		1,326	1,354,509

W.R. Grace & Co., 4.875%, 6/15/27(1)		2,491	2,598,138

			$13,088,752

Consumer Products — 0.9%

Edgewell Personal Care Co., 5.50%, 6/1/28(1)		1,606	$1,690,098

Energizer Holdings, Inc., 4.375%, 3/31/29(1)		1,097	1,109,067

Prestige Brands, Inc., 5.125%, 1/15/28(1)		605	629,578

Spectrum Brands, Inc., 5.00%, 10/1/29(1)		712	756,500

Spectrum Brands, Inc., 5.50%, 7/15/30(1)		1,094	1,172,632

Spectrum Brands, Inc., 5.75%, 7/15/25		3,275	3,373,250

			$8,731,125

Containers — 1.6%

ARD Finance S.A., 5.00%, (5.00% cash or 5.75% PIK), 6/30/27(2)(7)	EUR	4,629	$5,230,087

ARD Finance S.A., 6.50%, (6.50% cash or 7.25% PIK), 6/30/27(1)(7)		410	417,175

Crown Americas, LLC/Crown Americas Capital Corp. V, 4.25%, 9/30/26		1,415	1,507,682

Crown Americas, LLC/Crown Americas Capital Corp. VI, 4.75%, 2/1/26		1,695	1,764,597

Intelligent Packaging, Ltd. Finco, Inc./Intelligent Packaging, Ltd. Co-Issuer, LLC, 6.00%, 9/15/28(1)		1,281	1,305,819

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC, 5.125%, 7/15/23(1)		10	10,130

Silgan Holdings, Inc., 2.25%, 6/1/28	EUR	1,503	1,712,311

Trivium Packaging Finance B.V., 5.50%, 8/15/26(1)		1,429	1,499,557

Trivium Packaging Finance B.V., 8.50%, 8/15/27(1)		1,574	1,687,289

			$15,134,647

Diversified Financial Services — 1.9%

AG Issuer, LLC, 6.25%, 3/1/28(1)		1,871	$1,828,902

20	See Notes to Financial Statements.

High Income Opportunities Portfolio

October 31, 2020

Portfolio of Investments — continued

Security	Principal Amount* (000’s omitted)	Value

Diversified Financial Services (continued)

Cargo Aircraft Management, Inc., 4.75%, 2/1/28(1)	1,198	$1,219,714

Freedom Mortgage Corp., 7.625%, 5/1/26(1)	184	182,850

Icahn Enterprises, L.P./Icahn Enterprises Finance Corp., 5.25%, 5/15/27	2,726	2,829,401

Icahn Enterprises, L.P./Icahn Enterprises Finance Corp., 6.25%, 2/1/22	2,576	2,588,172

Icahn Enterprises, L.P./Icahn Enterprises Finance Corp., 6.25%, 5/15/26	2,993	3,112,241

MSCI, Inc., 3.625%, 9/1/30(1)	867	892,334

PRA Group, Inc., 7.375%, 9/1/25(1)	2,133	2,241,516

Quicken Loans, LLC/Quicken Loans Co-Issuer, Inc., 3.625%, 3/1/29(1)	1,858	1,833,614

United Shore Financial Services, LLC, 5.50%, 11/15/25(1)(6)	957	969,872

		$17,698,616

Diversified Media — 0.8%

Clear Channel Worldwide Holdings, Inc., 5.125%, 8/15/27(1)	1,320	$1,282,050

Nielsen Finance, LLC/Nielsen Finance Co., 5.625%, 10/1/28(1)	692	717,518

Nielsen Finance, LLC/Nielsen Finance Co., 5.875%, 10/1/30(1)	692	728,762

Outfront Media Capital, LLC/Outfront Media Capital Corp., 6.25%, 6/15/25(1)	1,219	1,246,427

Terrier Media Buyer, Inc., 8.875%, 12/15/27(1)	3,397	3,478,936

		$7,453,693

Energy — 10.8%

Antero Midstream Partners, L.P./Antero Midstream Finance Corp., 5.75%, 3/1/27(1)	2,542	$2,292,566

Apache Corp., 4.25%, 1/15/30	2,100	1,859,812

Apache Corp., 4.375%, 10/15/28	770	708,862

Apache Corp., 4.625%, 11/15/25	950	903,688

Apache Corp., 4.875%, 11/15/27	1,195	1,123,300

Archrock Partners, L.P./Archrock Partners Finance Corp., 6.25%, 4/1/28(1)	1,272	1,230,660

Ascent Resources Utica Holdings, LLC/ARU Finance Corp., 7.00%, 11/1/26(1)	4,047	3,587,665

Buckeye Partners, L.P., 4.50%, 3/1/28(1)	1,537	1,463,032

Cenovus Energy, Inc., 3.80%, 9/15/23	573	582,282

Cenovus Energy, Inc., 5.40%, 6/15/47	943	930,049

Cenovus Energy, Inc., 6.75%, 11/15/39	2,256	2,504,150

Centennial Resource Production, LLC, 5.375%, 1/15/26(1)	1,460	540,200

Centennial Resource Production, LLC, 6.875%, 4/1/27(1)	3,731	1,381,981

Cheniere Energy Partners, L.P., 4.50%, 10/1/29	1,896	1,935,835

Security	Principal Amount* (000’s omitted)	Value

Energy (continued)

Cheniere Energy Partners, L.P., 5.625%, 10/1/26	2,670	$2,741,289

Cheniere Energy, Inc., 4.625%, 10/15/28(1)	1,741	1,799,759

Continental Resources, Inc., 4.375%, 1/15/28	1,867	1,681,626

Continental Resources, Inc., 4.90%, 6/1/44	73	60,727

Crestwood Midstream Partners, L.P./Crestwood Midstream Finance Corp., 5.625%, 5/1/27(1)	957	840,366

CrownRock, L.P./CrownRock Finance, Inc., 5.625%, 10/15/25(1)	5,227	5,149,928

CVR Energy, Inc., 5.75%, 2/15/28(1)	2,152	1,474,120

Endeavor Energy Resources, L.P./EER Finance, Inc., 5.50%, 1/30/26(1)	2,250	2,265,469

Endeavor Energy Resources, L.P./EER Finance, Inc., 5.75%, 1/30/28(1)	1,055	1,096,145

Energy Transfer Operating, L.P., Series A, 6.25% to 2/15/23(4)(5)	1,630	1,096,085

EnLink Midstream, LLC, 5.375%, 6/1/29	1,207	1,035,606

EQM Midstream Partners, L.P., 6.00%, 7/1/25(1)	1,116	1,145,295

EQM Midstream Partners, L.P., 6.50%, 7/1/27(1)	1,121	1,177,285

EQT Corp., 5.00%, 1/15/29(6)	489	489,000

EQT Corp., 7.875%, 2/1/25	614	683,932

EQT Corp., 8.75%, 2/1/30	900	1,119,375

Extraction Oil & Gas, Inc., 5.625%, 2/1/26(1)(8)	4,036	994,632

Extraction Oil & Gas, Inc., 7.375%, 5/15/24(1)(8)	1,512	372,489

Great Western Petroleum, LLC/Great Western Finance Corp., 9.00%, 9/30/21(1)	5,592	3,131,520

Laredo Petroleum, Inc., 9.50%, 1/15/25	694	324,750

Laredo Petroleum, Inc., 10.125%, 1/15/28	1,045	454,053

Matador Resources Co., 5.875%, 9/15/26	3,065	2,471,156

MEG Energy Corp., 7.125%, 2/1/27(1)	1,728	1,559,053

Moss Creek Resources Holdings, Inc., 7.50%, 1/15/26(1)	2,160	1,080,000

Nabors Industries, Ltd., 7.25%, 1/15/26(1)	1,037	406,374

Nabors Industries, Ltd., 7.50%, 1/15/28(1)	1,118	428,334

Neptune Energy Bondco PLC, 6.625%, 5/15/25(1)	5,811	5,070,097

Newfield Exploration Co., 5.375%, 1/1/26	1,003	943,658

Newfield Exploration Co., 5.625%, 7/1/24	364	352,438

Nine Energy Service, Inc., 8.75%, 11/1/23(1)	1,057	316,112

Occidental Petroleum Corp., 2.70%, 8/15/22	455	421,444

Occidental Petroleum Corp., 2.90%, 8/15/24	147	122,598

Occidental Petroleum Corp., 3.125%, 2/15/22	24	22,860

Occidental Petroleum Corp., 3.40%, 4/15/26	718	562,951

Occidental Petroleum Corp., 3.45%, 7/15/24	370	300,625

Occidental Petroleum Corp., 3.50%, 8/15/29	897	648,585

Occidental Petroleum Corp., 4.20%, 3/15/48	1,470	975,051

Occidental Petroleum Corp., 4.40%, 8/15/49	1,192	800,875

Occidental Petroleum Corp., 4.625%, 6/15/45	792	536,580

Occidental Petroleum Corp., 6.20%, 3/15/40	736	599,325

21	See Notes to Financial Statements.

High Income Opportunities Portfolio

October 31, 2020

Portfolio of Investments — continued

Security	Principal Amount* (000’s omitted)	Value

Energy (continued)

Occidental Petroleum Corp., 6.375%, 9/1/28	873	$765,512

Occidental Petroleum Corp., 6.625%, 9/1/30	2,386	2,094,431

Occidental Petroleum Corp., 8.50%, 7/15/27	3,109	2,974,924

Occidental Petroleum Corp., 8.875%, 7/15/30	2,667	2,615,327

Parsley Energy, LLC/Parsley Finance Corp., 5.375%, 1/15/25(1)	2,625	2,688,984

Parsley Energy, LLC/Parsley Finance Corp., 5.625%, 10/15/27(1)	2,055	2,189,089

Plains All American Pipeline, L.P., Series B, 6.125% to 11/15/22(4)(5)	4,896	3,029,400

Precision Drilling Corp., 5.25%, 11/15/24	477	310,348

Precision Drilling Corp., 7.125%, 1/15/26(1)	1,095	693,748

Precision Drilling Corp., 7.75%, 12/15/23	407	302,452

Seven Generations Energy, Ltd., 5.375%, 9/30/25(1)	3,860	3,687,670

Seven Generations Energy, Ltd., 6.875%, 6/30/23(1)	950	953,463

Shelf Drilling Holdings, Ltd., 8.25%, 2/15/25(1)	4,056	1,353,690

Southwestern Energy Co., 7.50%, 4/1/26	147	149,837

Southwestern Energy Co., 7.75%, 10/1/27	147	152,053

Southwestern Energy Co., 8.375%, 9/15/28	1,583	1,657,203

Targa Resources Partners, L.P./Targa Resources Partners Finance Corp., 5.875%, 4/15/26	2,105	2,151,047

Targa Resources Partners, L.P./Targa Resources Partners Finance Corp., 6.50%, 7/15/27	1,087	1,141,350

Tervita Corp., 7.625%, 12/1/21(1)	2,135	2,054,937

Transocean Guardian, Ltd., 5.875%, 1/15/24(1)	1,759	1,077,326

Transocean Poseidon, Ltd., 6.875%, 2/1/27(1)	556	418,390

Transocean, Inc., 11.50%, 1/30/27(1)	415	137,977

Western Midstream Operating, L.P., 4.50%, 3/1/28	224	208,320

Western Midstream Operating, L.P., 4.75%, 8/15/28	224	210,000

Western Midstream Operating, L.P., 5.05%, 2/1/30	1,803	1,712,850

		$102,525,977

Entertainment & Film — 0.4%

AMC Entertainment Holdings, Inc., 10.50%, 4/15/25(1)	1,966	$1,064,098

Cinemark USA, Inc., 4.875%, 6/1/23	1,945	1,634,315

Live Nation Entertainment, Inc., 4.75%, 10/15/27(1)	1,759	1,621,033

		$4,319,446

Environmental — 1.5%

Clean Harbors, Inc., 4.875%, 7/15/27(1)	1,029	$1,077,044

Clean Harbors, Inc., 5.125%, 7/15/29(1)	617	672,447

Covanta Holding Corp., 5.00%, 9/1/30	1,326	1,357,492

Covanta Holding Corp., 5.875%, 7/1/25	2,225	2,308,671

GFL Environmental, Inc., 3.75%, 8/1/25(1)	1,223	1,225,293

GFL Environmental, Inc., 7.00%, 6/1/26(1)	1,671	1,745,151

Security	Principal Amount* (000’s omitted)	Value

Environmental (continued)

GFL Environmental, Inc., 8.50%, 5/1/27(1)	5,207	$5,685,393

Waste Pro USA, Inc., 5.50%, 2/15/26(1)	359	363,633

		$14,435,124

Food & Drug Retail — 0.7%

Albertsons Cos., Inc./Safeway, Inc./New Albertsons, L.P./Albertsons, LLC, 4.875%, 2/15/30(1)	1,744	$1,854,047

Albertsons Cos., Inc./Safeway, Inc./New Albertsons, L.P./Albertsons, LLC, 5.875%, 2/15/28(1)	1,807	1,913,956

Fresh Market, Inc. (The), 9.75%, 5/1/23(1)	876	839,869

Murphy Oil USA, Inc., 4.75%, 9/15/29	1,277	1,340,614

Murphy Oil USA, Inc., 5.625%, 5/1/27	1,190	1,253,736

		$7,202,222

Food, Beverage & Tobacco — 2.8%

Central Garden & Pet Co., 4.125%, 10/15/30	460	$466,037

Central Garden & Pet Co., 5.125%, 2/1/28	1,851	1,964,022

Chobani, LLC/Chobani Finance Corp., Inc., 4.625%, 11/15/28(1)	644	647,735

Herbalife Nutrition, Ltd./HLF Financing, Inc., 7.875%, 9/1/25(1)	1,760	1,868,328

JBS USA LUX S.A./JBS USA Food Co./JBS USA Finance, Inc., 5.50%, 1/15/30(1)	1,904	2,072,980

Kraft Heinz Foods Co., 3.875%, 5/15/27(1)	1,801	1,906,120

Kraft Heinz Foods Co., 4.25%, 3/1/31(1)	1,801	1,955,131

Kraft Heinz Foods Co., 4.375%, 6/1/46	5,079	5,201,152

Kraft Heinz Foods Co., 5.50%, 6/1/50(1)	1,801	2,051,806

Performance Food Group, Inc., 5.50%, 10/15/27(1)	1,612	1,655,250

Performance Food Group, Inc., 6.875%, 5/1/25(1)	890	945,069

Post Holdings, Inc., 4.625%, 4/15/30(1)	882	906,255

Post Holdings, Inc., 5.00%, 8/15/26(1)	1,507	1,565,374

United Natural Foods, Inc., 6.75%, 10/15/28(1)	549	556,549

US Foods, Inc., 5.875%, 6/15/24(1)	2,481	2,476,348

		$26,238,156

Gaming — 2.8%

Caesars Entertainment, Inc., 6.25%, 7/1/25(1)	4,001	$4,113,028

Caesars Entertainment, Inc., 8.125%, 7/1/27(1)	3,234	3,379,530

Caesars Resort Collection, LLC/CRC Finco, Inc., 5.25%, 10/15/25(1)	3,679	3,504,008

Gateway Casinos & Entertainment, Ltd., 8.25%, 3/1/24(1)	3,355	2,813,654

Golden Nugget, Inc., 6.75%, 10/15/24(1)	2,736	2,320,183

MGM Resorts International, 4.75%, 10/15/28	2,475	2,423,953

MGM Resorts International, 7.75%, 3/15/22	2,585	2,719,937

22	See Notes to Financial Statements.

High Income Opportunities Portfolio

October 31, 2020

Portfolio of Investments — continued

Security	Principal Amount* (000’s omitted)	Value

Gaming (continued)

Peninsula Pacific Entertainment, LLC/Peninsula Pacific Entertainment Finance, Inc., 8.50%, 11/15/27(1)	1,205	$1,255,616

Stars Group Holdings B.V./Stars Group US Co-Borrower, LLC, 7.00%, 7/15/26(1)	3,323	3,519,057

Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp., 5.25%, 5/15/27(1)	754	698,525

		$26,747,491

Healthcare — 10.7%

Acadia Healthcare Co., Inc., 5.00%, 4/15/29(1)	1,618	$1,671,070

Acadia Healthcare Co., Inc., 5.50%, 7/1/28(1)	1,552	1,616,990

AdaptHealth, LLC, 6.125%, 8/1/28(1)	1,065	1,108,931

AMN Healthcare, Inc., 4.00%, 4/15/29(1)	1,560	1,558,050

Avantor Funding, Inc., 4.625%, 7/15/28(1)	2,538	2,633,048

Bausch Health Americas, Inc., 8.50%, 1/31/27(1)	5,152	5,640,590

Bausch Health Americas, Inc., 9.25%, 4/1/26(1)	1,420	1,567,396

Bausch Health Cos., Inc., 5.25%, 1/30/30(1)	1,096	1,078,048

Bausch Health Cos., Inc., 5.75%, 8/15/27(1)	760	816,525

Bausch Health Cos., Inc., 5.875%, 5/15/23(1)	63	62,892

Bausch Health Cos., Inc., 6.25%, 2/15/29(1)	2,268	2,340,576

Bausch Health Cos., Inc., 7.00%, 3/15/24(1)	2,626	2,723,819

Bausch Health Cos., Inc., 7.25%, 5/30/29(1)	1,015	1,094,490

Bausch Health Cos., Inc., 9.00%, 12/15/25(1)	3,615	3,959,148

Catalent Pharma Solutions, Inc., 4.875%, 1/15/26(1)	1,340	1,371,570

Catalent Pharma Solutions, Inc., 5.00%, 7/15/27(1)	689	719,447

Centene Corp., 3.00%, 10/15/30	3,896	4,050,683

Centene Corp., 3.375%, 2/15/30	5,243	5,453,952

Centene Corp., 4.25%, 12/15/27	1,716	1,810,063

Centene Corp., 4.625%, 12/15/29	3,002	3,272,270

Centene Corp., 4.75%, 1/15/25	2,686	2,763,222

Centene Corp., 5.375%, 8/15/26(1)	1,427	1,512,620

Charles River Laboratories International, Inc., 4.25%, 5/1/28(1)	853	892,827

Charles River Laboratories International, Inc., 5.50%, 4/1/26(1)	1,175	1,230,078

CHS/Community Health Systems, Inc., 6.25%, 3/31/23	242	240,185

DaVita, Inc., 3.75%, 2/15/31(1)	1,467	1,412,904

Emergent BioSolutions, Inc., 3.875%, 8/15/28(1)	1,745	1,756,997

Encompass Health Corp., 4.50%, 2/1/28	1,623	1,664,890

Encompass Health Corp., 4.625%, 4/1/31	1,202	1,239,563

Encompass Health Corp., 4.75%, 2/1/30	1,793	1,870,655

HCA, Inc., 5.00%, 3/15/24	1,435	1,608,027

HCA, Inc., 5.375%, 9/1/26	3,410	3,838,381

HCA, Inc., 5.625%, 9/1/28	2,205	2,570,424

HCA, Inc., 5.875%, 2/15/26	5,010	5,667,562

Security		Principal Amount* (000’s omitted)	Value

Healthcare (continued)

HCA, Inc., 5.875%, 2/1/29		2,038	$2,401,161

Jaguar Holding Co., II/PPD Development, L.P., 4.625%, 6/15/25(1)		1,735	1,795,066

Jaguar Holding Co., II/PPD Development, L.P., 5.00%, 6/15/28(1)		1,540	1,607,082

Legacy LifePoint Health, LLC, 6.75%, 4/15/25(1)		1,143	1,211,580

Molina Healthcare, Inc., 4.375%, 6/15/28(1)		1,869	1,917,594

MPH Acquisition Holdings, LLC, 5.75%, 11/1/28(1)		6,452	6,331,025

Prime Healthcare Services, Inc., 7.25%, 11/1/25(1)		949	957,588

Providence Service Corp. (The), 5.875%, 11/15/25(1)(6)		1,534	1,563,721

RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc., 9.75%, 12/1/26(1)		2,069	2,234,520

Teleflex, Inc., 4.25%, 6/1/28(1)		346	362,003

Teleflex, Inc., 4.625%, 11/15/27		2,310	2,441,300

Tenet Healthcare Corp., 4.625%, 9/1/24(1)		476	487,757

Tenet Healthcare Corp., 4.625%, 6/15/28(1)		576	585,360

Tenet Healthcare Corp., 5.125%, 11/1/27(1)		2,855	2,946,931

Tenet Healthcare Corp., 6.125%, 10/1/28(1)		422	410,659

Varex Imaging Corp., 7.875%, 10/15/27(1)		835	851,700

Verscend Escrow Corp., 9.75%, 8/15/26(1)		568	611,665

			$101,534,605

Homebuilders & Real Estate — 5.6%

Brookfield Property REIT, Inc./BPR Cumulus, LLC/BPR Nimbus, LLC/GGSI Sellco, LLC, 5.75%, 5/15/26(1)		2,962	$2,464,014

Brookfield Residential Properties, Inc./Brookfield Residential U.S. Corp., 4.875%, 2/15/30(1)		298	283,565

Brookfield Residential Properties, Inc./Brookfield Residential U.S. Corp., 6.25%, 9/15/27(1)		603	619,025

Consus Real Estate AG, 9.625%, 5/15/24(2)	EUR	2,663	3,310,812

Ellaktor Value PLC, 6.375%, 12/15/24(2)	EUR	3,038	3,057,011

Five Point Operating Co., L.P./Five Point Capital Corp., 7.875%, 11/15/25(1)		1,749	1,752,279

Greystar Real Estate Partners, LLC, 5.75%, 12/1/25(1)		5,478	5,573,865

HAT Holdings I, LLC/HAT Holdings II, LLC, 3.75%, 9/15/30(1)		1,425	1,430,344

HAT Holdings I, LLC/HAT Holdings II, LLC, 6.00%, 4/15/25(1)		1,287	1,367,437

Iron Mountain, Inc., 4.50%, 2/15/31(1)		1,077	1,073,575

M/I Homes, Inc., 4.95%, 2/1/28		1,537	1,595,598

MGM Growth Properties Operating Partnership, L.P./MGP Finance Co-Issuer, Inc., 5.625%, 5/1/24		2,890	3,047,722

Pike Corp., 5.50%, 9/1/28(1)		1,410	1,445,546

Service Properties Trust, 5.00%, 8/15/22		1,515	1,499,850

Service Properties Trust, 7.50%, 9/15/25		1,571	1,648,112

23	See Notes to Financial Statements.

High Income Opportunities Portfolio

October 31, 2020

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Homebuilders & Real Estate (continued)

Shea Homes, L.P./Shea Homes Funding Corp., 4.75%, 2/15/28(1)		2,382	$2,410,286

Shea Homes, L.P./Shea Homes Funding Corp., 4.75%, 4/1/29(1)		684	695,970

Taylor Morrison Communities, Inc., 5.125%, 8/1/30(1)		1,066	1,159,334

Taylor Morrison Communities, Inc., 5.75%, 1/15/28(1)		1,071	1,192,157

Taylor Morrison Communities, Inc., 5.875%, 6/15/27(1)		1,493	1,653,169

TRI Pointe Group Inc., 5.70%, 6/15/28		488	542,900

VICI Properties, L.P./VICI Note Co., Inc., 3.75%, 2/15/27(1)		1,859	1,866,845

VICI Properties, L.P./VICI Note Co., Inc., 4.125%, 8/15/30(1)		1,859	1,884,561

VICI Properties, L.P./VICI Note Co., Inc., 4.25%, 12/1/26(1)		2,822	2,873,995

VICI Properties, L.P./VICI Note Co., Inc., 4.625%, 12/1/29(1)		2,688	2,797,402

Vivion Investments S.a.r.l., 3.00%, 8/8/24(2)	EUR	4,500	4,663,637

Vivion Investments S.a.r.l., 3.50%, 11/1/25(2)	EUR	300	308,431

Weekley Homes, LLC/Weekley Finance Corp., 4.875%, 9/15/28(1)		619	628,483

			$52,845,925

Insurance — 1.6%

Alliant Holdings Intermediate, LLC/Alliant Holdings Co-Issuer, 6.75%, 10/15/27(1)		5,292	$5,565,543

AmWINS Group, Inc., 7.75%, 7/1/26(1)		1,644	1,760,823

Hub International, Ltd., 7.00%, 5/1/26(1)		3,723	3,819,817

NFP Corp., 6.875%, 8/15/28(1)		2,560	2,486,400

USI, Inc., 6.875%, 5/1/25(1)		1,774	1,810,571

			$15,443,154

Leisure — 1.2%

Carnival Corp., 11.50%, 4/1/23(1)		830	$918,358

NCL Corp, Ltd., 3.625%, 12/15/24(1)		1,755	1,232,141

NCL Corp, Ltd., 10.25%, 2/1/26(1)		1,475	1,519,250

Powdr Corp., 6.00%, 8/1/25(1)		1,615	1,634,461

Viking Cruises, Ltd., 5.875%, 9/15/27(1)		5,967	4,665,448

Viking Cruises, Ltd., 6.25%, 5/15/25(1)		1,820	1,426,234

			$11,395,892

Metals & Mining — 3.1%

Arconic Corp., 6.125%, 2/15/28(1)		2,096	$2,212,349

Cleveland-Cliffs, Inc., 6.75%, 3/15/26(1)		4,172	4,385,815

Cleveland-Cliffs, Inc., 9.875%, 10/17/25(1)		701	802,645

Constellium SE, 5.875%, 2/15/26(1)		1,392	1,408,530

Security	Principal Amount* (000’s omitted)	Value

Metals & Mining (continued)

Eldorado Gold Corp., 9.50%, 6/1/24(1)	1,041	$1,130,136

First Quantum Minerals, Ltd., 6.875%, 3/1/26(1)	448	445,480

First Quantum Minerals, Ltd., 7.50%, 4/1/25(1)	2,736	2,751,390

Freeport-McMoRan, Inc., 4.55%, 11/14/24	1,685	1,814,534

Freeport-McMoRan, Inc., 5.45%, 3/15/43	2,787	3,185,346

Hudbay Minerals, Inc., 6.125%, 4/1/29(1)	1,435	1,470,875

New Gold, Inc., 6.375%, 5/15/25(1)	2,589	2,671,524

New Gold, Inc., 7.50%, 7/15/27(1)	2,567	2,781,666

Novelis Corp., 4.75%, 1/30/30(1)	1,795	1,823,702

Novelis Corp., 5.875%, 9/30/26(1)	2,118	2,188,169

		$29,072,161

Paper — 0.5%

Boise Cascade Co., 4.875%, 7/1/30(1)	1,097	$1,174,668

Enviva Partners, L.P./Enviva Partners Finance Corp., 6.50%, 1/15/26(1)	3,340	3,529,962

		$4,704,630

Railroad — 0.3%

Watco Cos., LLC/Watco Finance Corp., 6.50%, 6/15/27(1)	3,004	$3,122,282

		$3,122,282

Restaurant — 0.9%

1011778 B.C. Unlimited Liability Company/New Red Finance, Inc., 4.00%, 10/15/30(1)	4,103	$4,082,485

1011778 B.C. Unlimited Liability Company/New Red Finance, Inc., 4.25%, 5/15/24(1)	444	453,546

1011778 B.C. Unlimited Liability Company/New Red Finance, Inc., 5.75%, 4/15/25(1)	581	619,979

Dave & Buster’s, Inc., 7.625%, 11/1/25(1)	1,908	1,876,995

IRB Holding Corp., 7.00%, 6/15/25(1)	679	724,840

Yum! Brands, Inc., 7.75%, 4/1/25(1)	476	523,457

		$8,281,302

Services — 2.2%

Allied Universal Holdco, LLC/Allied Universal Finance Corp., 6.625%, 7/15/26(1)	1,121	$1,174,247

Allied Universal Holdco, LLC/Allied Universal Finance Corp., 9.75%, 7/15/27(1)	1,408	1,504,110

Avis Budget Car Rental, LLC/Avis Budget Finance, Inc., 5.25%, 3/15/25(1)	1,050	991,594

Avis Budget Car Rental, LLC/Avis Budget Finance, Inc., 5.75%, 7/15/27(1)	1,050	988,969

Avis Budget Car Rental, LLC/Avis Budget Finance, Inc., 5.75%, 7/15/27(1)	852	809,932

24	See Notes to Financial Statements.

High Income Opportunities Portfolio

October 31, 2020

Portfolio of Investments — continued

Security	Principal Amount* (000’s omitted)	Value

Services (continued)

Avis Budget Car Rental, LLC/Avis Budget Finance, Inc., 6.375%, 4/1/24(1)	350	$341,469

Cars.com, Inc., 6.375%, 11/1/28(1)	1,078	1,075,305

Gartner, Inc., 3.75%, 10/1/30(1)	1,023	1,047,399

Gartner, Inc., 4.50%, 7/1/28(1)	1,449	1,514,509

GEMS MENASA Cayman, Ltd./GEMS Education Delaware, LLC, 7.125%, 7/31/26(1)	2,936	2,910,310

Korn Ferry, 4.625%, 12/15/27(1)	599	612,478

Sabre GLBL, Inc., 9.25%, 4/15/25(1)	760	838,850

ServiceMaster Co., LLC (The), 7.45%, 8/15/27	5,185	5,799,734

TMS International Holding Corp., 7.25%, 8/15/25(1)	1,249	1,195,917

Univar Solutions USA, Inc., 5.125%, 12/1/27(1)	611	634,224

		$21,439,047

Steel — 1.2%

Allegheny Ludlum, LLC, 6.95%, 12/15/25	1,821	$1,827,638

Allegheny Technologies, Inc., 5.875%, 12/1/27	625	589,453

Allegheny Technologies, Inc., 7.875%, 8/15/23	530	536,389

Big River Steel, LLC/BRS Finance Corp., 6.625%, 1/31/29(1)	2,244	2,315,527

Infrabuild Australia Pty, Ltd., 12.00%, 10/1/24(1)	4,440	4,417,800

Joseph T. Ryerson & Son, Inc., 8.50%, 8/1/28(1)	1,647	1,767,931

		$11,454,738

Super Retail — 2.4%

Academy, Ltd., 6.00%, 11/15/27(1)(6)	317	$317,608

Asbury Automotive Group, Inc., 4.50%, 3/1/28(1)	500	509,687

Asbury Automotive Group, Inc., 4.75%, 3/1/30(1)	660	682,275

Burlington Coat Factory Warehouse Corp., 6.25%, 4/15/25(1)	1,576	1,653,815

Group 1 Automotive, Inc., 4.00%, 8/15/28(1)	1,400	1,403,500

Ken Garff Automotive, LLC, 4.875%, 9/15/28(1)	1,462	1,451,327

L Brands, Inc., 6.625%, 10/1/30(1)	1,371	1,442,121

L Brands, Inc., 6.75%, 7/1/36	381	385,601

L Brands, Inc., 6.875%, 7/1/25(1)	717	769,692

L Brands, Inc., 6.875%, 11/1/35	2,242	2,279,834

L Brands, Inc., 7.60%, 7/15/37	426	410,025

L Brands, Inc., 9.375%, 7/1/25(1)	502	582,947

Lithia Motors, Inc., 4.375%, 1/15/31(1)	510	527,531

PVH Corp., 7.75%, 11/15/23	3,385	3,932,412

Sonic Automotive, Inc., 6.125%, 3/15/27	4,675	4,832,758

William Carter Co. (The), 5.50%, 5/15/25(1)	499	524,886

William Carter Co. (The), 5.625%, 3/15/27(1)	1,510	1,587,387

		$23,293,406

Security		Principal Amount* (000’s omitted)	Value

Technology — 3.9%

Black Knight InfoServ, LLC, 3.625%, 9/1/28(1)		1,186	$1,202,307

Booz Allen Hamilton, Inc., 3.875%, 9/1/28(1)		2,114	2,149,674

CDK Global, Inc., 5.25%, 5/15/29(1)		984	1,056,462

Dell International, LLC/EMC Corp., 6.10%, 7/15/27(1)		1,588	1,888,499

Dell International, LLC/EMC Corp., 7.125%, 6/15/24(1)		2,834	2,939,652

EIG Investors Corp., 10.875%, 2/1/24		4,750	4,946,674

Entegris, Inc., 4.375%, 4/15/28(1)		1,481	1,543,942

Entegris, Inc., 4.625%, 2/10/26(1)		1,137	1,169,689

Go Daddy Operating Co., LLC/GD Finance Co., Inc., 5.25%, 12/1/27(1)		2,305	2,418,809

LogMeIn, Inc., 5.50%, 9/1/27(1)		1,045	1,060,675

ON Semiconductor Corp., 3.875%, 9/1/28(1)		2,432	2,477,600

Open Text Corp., 3.875%, 2/15/28(1)		1,693	1,722,627

Open Text Holdings, Inc., 4.125%, 2/15/30(1)		1,481	1,539,263

Presidio Holdings, Inc., 4.875%, 2/1/27(1)		412	423,651

Presidio Holdings, Inc., 8.25%, 2/1/28(1)		1,818	1,932,761

Riverbed Technology, Inc., 8.875%, 3/1/23(1)		3,329	2,280,365

Sensata Technologies UK Financing Co. PLC, 6.25%, 2/15/26(1)		3,172	3,288,967

Sensata Technologies, Inc., 3.75%, 2/15/31(1)		560	555,100

Shift4 Payments, LLC/Shift4 Payments Finance Sub, Inc., 4.625%, 11/1/26(1)		363	368,899

SS&C Technologies, Inc., 5.50%, 9/30/27(1)		961	1,022,581

Switch, Ltd., 3.75%, 9/15/28(1)		832	834,600

			$36,822,797

Telecommunications — 7.5%

Altice Financing S.A., 2.25%, 1/15/25(2)	EUR	2,933	$3,193,884

Altice Financing S.A., 7.50%, 5/15/26(1)		1,705	1,781,725

Altice Finco S.A., 4.75%, 1/15/28(2)	EUR	1,369	1,443,192

Altice France Holding S.A., 6.00%, 2/15/28(1)		1,207	1,159,927

Altice France Holding S.A., 10.50%, 5/15/27(1)		1,614	1,782,461

Altice France S.A., 5.50%, 1/15/28(1)		1,478	1,499,246

Altice France S.A., 7.375%, 5/1/26(1)		3,518	3,675,606

Altice France S.A., 8.125%, 2/1/27(1)		4,715	5,132,961

CenturyLink, Inc., 6.75%, 12/1/23		1,804	1,965,233

CenturyLink, Inc., 7.50%, 4/1/24		359	396,591

Connect Finco S.a.r.l./Connect US Finco, LLC, 6.75%, 10/1/26(1)		4,539	4,578,716

DKT Finance ApS, 9.375%, 6/17/23(1)		201	205,292

Frontier California, Inc., Series F, 6.75%, 5/15/27(8)		895	876,823

Hughes Satellite Systems Corp., 5.25%, 8/1/26		2,793	3,003,411

LCPR Senior Secured Financing DAC, 6.75%, 10/15/27(1)		1,337	1,422,234

Level 3 Financing, Inc., 4.25%, 7/1/28(1)		3,656	3,677,936

Level 3 Financing, Inc., 5.25%, 3/15/26		2,180	2,253,357

25	See Notes to Financial Statements.

High Income Opportunities Portfolio

October 31, 2020

Portfolio of Investments — continued

Security	Principal Amount* (000’s omitted)	Value

Telecommunications (continued)

Level 3 Financing, Inc., 5.375%, 1/15/24	2,215	$2,239,044

Sprint Corp., 7.125%, 6/15/24	2,270	2,613,814

Sprint Corp., 7.25%, 9/15/21	2,545	2,654,002

Sprint Corp., 7.625%, 2/15/25	3,285	3,882,459

Sprint Corp., 7.625%, 3/1/26	1,199	1,460,964

Sprint Corp., 7.875%, 9/15/23	5,496	6,282,615

T-Mobile USA, Inc., 4.75%, 2/1/28	1,095	1,174,548

T-Mobile USA, Inc., 6.50%, 1/15/26	6,587	6,871,888

Telecom Italia Capital S.A., 6.00%, 9/30/34	2,080	2,425,280

Telecom Italia SpA, 5.303%, 5/30/24(1)	1,080	1,170,153

ViaSat, Inc., 5.625%, 4/15/27(1)	1,494	1,567,766

VMED O2 UK Financing I PLC, 4.25%, 1/31/31(1)	737	738,843

		$71,129,971

Transport Excluding Air & Rail — 0.5%

XPO Logistics, Inc., 6.125%, 9/1/23(1)	1,310	$1,328,831

XPO Logistics, Inc., 6.50%, 6/15/22(1)	3,203	3,220,825

		$4,549,656

Utility — 3.3%

AES Corp. (The), 5.125%, 9/1/27	968	$1,040,503

AES Corp. (The), 5.50%, 4/15/25	263	270,649

AES Corp. (The), 6.00%, 5/15/26	5,810	6,098,728

Calpine Corp., 4.50%, 2/15/28(1)	1,810	1,844,390

Calpine Corp., 4.625%, 2/1/29(1)	1,060	1,071,882

Calpine Corp., 5.00%, 2/1/31(1)	420	429,429

Calpine Corp., 5.125%, 3/15/28(1)	2,554	2,637,056

Clearway Energy Operating, LLC, 4.75%, 3/15/28(1)	693	729,167

Drax Finco PLC, 6.625%, 11/1/25(1)	1,493	1,565,784

NextEra Energy Operating Partners, L.P., 4.25%, 9/15/24(1)	1,485	1,557,394

NextEra Energy Operating Partners, L.P., 4.50%, 9/15/27(1)	1,602	1,754,190

NRG Energy, Inc., 5.25%, 6/15/29(1)	1,247	1,354,323

NRG Energy, Inc., 7.25%, 5/15/26	2,324	2,459,931

Pattern Energy Operations, L.P./Pattern Energy Operations, Inc., 4.50%, 8/15/28(1)	1,065	1,112,398

TerraForm Power Operating, LLC, 4.25%, 1/31/23(1)	1,410	1,437,319

TerraForm Power Operating, LLC, 5.00%, 1/31/28(1)	2,981	3,278,206

Vistra Operations Co., LLC, 5.00%, 7/31/27(1)	2,344	2,451,824

		$31,093,173

Total Corporate Bonds & Notes (identified cost $861,791,952)		$860,640,118

Senior Floating-Rate Loans — 3.9%(9)
Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Building Materials — 0.1%

Hillman Group, Inc. (The), Term Loan, 4.15%, (1 mo. USD LIBOR + 4.00%), Maturing 5/31/25	$1,190	$1,163,611

		$1,163,611

Diversified Media — 0.1%

Nielsen Finance, LLC, Term Loan, 4.75%, (1 mo. USD LIBOR + 3.75%, Floor 1.00%), Maturing 6/4/25	$621	$620,880

		$620,880

Food, Beverage & Tobacco — 0.5%

BellRing Brands, LLC, Term Loan, 6.00%, (1 mo. USD LIBOR + 5.00%, Floor 1.00%), Maturing 10/21/24	$898	$902,077

HLF Financing S.a.r.l., Term Loan, 2.90%, (1 mo. USD LIBOR + 2.75%), Maturing 8/18/25	3,695	3,640,567

		$4,542,644

Gaming — 0.8%

Lago Resort & Casino, LLC, Term Loan, 10.50%, (3 mo. USD LIBOR + 9.50%, Floor 1.00%), Maturing 3/7/22	$944	$825,985

Playtika Holding Corp., Term Loan, 7.00%, (6 mo. USD LIBOR + 6.00%, Floor 1.00%), Maturing 12/10/24	5,245	5,258,965

Spectacle Gary Holdings, LLC, Term Loan, 11.00%, Maturing 12/23/25(10)	111	105,063

Spectacle Gary Holdings, LLC, Term Loan, 11.00%, (3 mo. USD LIBOR + 9.00%, Floor 2.00%), Maturing 12/23/25	1,529	1,449,862

		$7,639,875

Healthcare — 0.4%

Envision Healthcare Corporation, Term Loan, 3.90%, (1 mo. USD LIBOR + 3.75%), Maturing 10/10/25	$1,776	$1,278,355

RegionalCare Hospital Partners Holdings, Inc., Term Loan, 3.90%, (1 mo. USD LIBOR + 3.75%), Maturing 11/16/25	2,089	2,031,612

		$3,309,967

Insurance — 1.2%

Asurion, LLC, Term Loan - Second Lien, 6.65%, (1 mo. USD LIBOR + 6.50%), Maturing 8/4/25	$11,752	$11,783,642

		$11,783,642

26	See Notes to Financial Statements.

High Income Opportunities Portfolio

October 31, 2020

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Services — 0.2%

AlixPartners, LLP, Term Loan, 2.65%, (1 mo. USD LIBOR + 2.50%), Maturing 4/4/24	$2,148	$2,084,446

		$2,084,446

Technology — 0.3%

EIG Investors Corp., Term Loan, 4.75%, (3 mo. USD LIBOR + 3.75%, Floor 1.00%), Maturing 2/9/23	$3,255	$3,234,929

		$3,234,929

Telecommunications — 0.3%

Intelsat Jackson Holdings S.A., DIP Loan, 5.05%, (6 mo. USD LIBOR + 5.50%, Floor 1.00%), Maturing 7/13/22(10)	$1,012	$1,031,443

Intelsat Jackson Holdings S.A., Term Loan, 8.63%, Maturing 1/2/24(11)	1,640	1,659,816

		$2,691,259

Total Senior Floating-Rate Loans (identified cost $37,535,884)		$37,071,253

Convertible Bonds — 0.3%
Security	Principal Amount (000’s omitted)	Value

Air Transportation — 0.2%

Air Transport Services Group, Inc., 1.125%, 10/15/24	$1,568	$1,743,668

		$1,743,668

Entertainment & Film — 0.1%

Cinemark Holdings, Inc., 4.50%, 8/15/25(1)	$460	$399,354

		$399,354

Leisure — 0.0%(12)

Royal Caribbean Cruises, Ltd., 4.25%, 6/15/23(1)	$277	$288,342

		$288,342

Total Convertible Bonds (identified cost $2,162,237)		$2,431,364

Commercial Mortgage-Backed Securities — 0.2%
Security	Principal Amount (000’s omitted)	Value

Commercial Mortgage-Backed Securities — 0.2%

BAMLL Commercial Mortgage Securities Trust, Series 2019-BPR, Class ENM, 3.843%, 11/5/32(1)(13)	$3,190	$2,412,006

		$2,412,006

Total Commercial Mortgage-Backed Securities (identified cost $3,027,425)		$2,412,006

Common Stocks — 1.4%
Security	Shares	Value

Building Materials — 0.2%

AZEK Co., Inc. (The)(15)	60,458	$2,021,716

		$2,021,716

Consumer Products — 0.1%

HF Holdings, Inc.(14)(15)(16)	13,600	$776,832

		$776,832

Energy — 0.2%

Ascent CNR Corp., Class A(14)(15)(16)	6,273,462	$1,317,427

EP Energy Corp.(15)	18,579	538,791

Nine Point Energy Holdings, Inc.(14)(15)(16)	31,737	0

		$1,856,218

Environmental — 0.1%

GFL Environmental, Inc.	65,500	$1,253,670

		$1,253,670

Gaming — 0.0%

New Cotai Participation Corp., Class B(14)(15)(16)	7	$0

		$0

Healthcare — 0.5%

Acadia Healthcare Co., Inc.(15)	40,000	$1,426,000

Bausch Health Cos., Inc.(15)	110,000	1,815,000

Elanco Animal Health, Inc.(15)	30,000	930,300

		$4,171,300

27	See Notes to Financial Statements.

High Income Opportunities Portfolio

October 31, 2020

Portfolio of Investments — continued

Security	Shares	Value

Utility — 0.3%

NextEra Energy Partners, L.P.	45,000	$2,826,000

		$2,826,000

Total Common Stocks (identified cost $14,393,532)		$12,905,736

Preferred Stocks — 0.3%
Security	Shares	Value

Building Materials — 0.3%

WESCO International, Inc., Series A, 10.625% to 6/22/25(5)	114,488	$3,317,862

		$3,317,862

Total Preferred Stocks (identified cost $3,167,329)		$3,317,862

Convertible Preferred Stocks — 0.3%
Security	Shares	Value

Energy — 0.0%

Nine Point Energy Holdings, Inc., Series A, 12.00%(7)(14)(15)(16)	591	$0

		$0

Environmental — 0.2%

GFL Environmental, Inc., 6.00%	28,467	$1,413,102

		$1,413,102

Healthcare — 0.1%

Becton Dickinson and Co., Series B, 6.00%	24,000	$1,249,920

		$1,249,920

Total Convertible Preferred Stocks (identified cost $3,269,418)		$2,663,022

Miscellaneous — 1.1%
Security	Shares	Value

Cable & Satellite TV — 0.0%

ACC Claims Holdings, LLC(14)	8,415,190	$0

		$0

Security	Shares	Value

Gaming — 1.1%

PGP Investors, LLC, Membership Interests(14)(15)(16)	30,326	$10,398,945

		$10,398,945

Total Miscellaneous (identified cost $2,419,333)		$10,398,945

Short-Term Investments — 1.0%
Description	Units	Value

Eaton Vance Cash Reserves Fund, LLC, 0.12%(17)	9,344,574	$9,344,574

Total Short-Term Investments (identified cost $9,344,574)		$9,344,574

Total Investments — 99.1% (identified cost $937,111,684)		$941,184,880

Less Unfunded Loan Commitments — (0.1)%		$(616,792)

Net Investments — 99.0% (identified cost $936,494,892)		$940,568,088

Other Assets, Less Liabilities — 1.0%		$9,183,181

Net Assets — 100.0%		$949,751,269

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

*	In U.S. dollars unless otherwise indicated.

(1)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At October 31, 2020, the aggregate value of these securities is $556,342,687 or 58.6% of the Portfolio’s net assets.

(2)

Security exempt from registration under Regulation S of the Securities Act of 1933, as amended, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, as amended. At October 31, 2020, the aggregate value of these securities is $26,556,692 or 2.8% of the Portfolio’s net assets.

(3)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2020.

(4)	Perpetual security with no stated maturity date but may be subject to calls by the issuer.

(5)	Security converts to variable rate after the indicated fixed-rate coupon period.

(6)	When-issued security.

(7)	Represents a payment-in-kind security which may pay interest/dividends in additional principal/shares at the issuer’s discretion.

(8)	Issuer is in default with respect to interest and/or principal payments.

28	See Notes to Financial Statements.

High Income Opportunities Portfolio

October 31, 2020

Portfolio of Investments — continued

(9)

Senior floating-rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will typically have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are redetermined periodically by reference to a base lending rate, plus a spread. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”). Base lending rates may be subject to a floor, or minimum rate. Senior Loans are generally subject to contractual restrictions that must be satisfied before they can be bought or sold.

(10)

Unfunded or partially unfunded loan commitments. The stated interest rate reflects the weighted average of the reference rate and spread for the funded portion, if any, and the commitment fees on the portion of the loan that is unfunded. At October 31, 2020, the total value of unfunded loan commitments is $620,784. See Note 1F for description.

(11)	Fixed-rate loan.

(12)	Amount is less than 0.05%.

(13)	Weighted average fixed-rate coupon that changes/updates monthly. Rate shown is the rate at October 31, 2020.

(14)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 9).

(15)	Non-income producing security.

(16)	Restricted security (see Note 5).

(17)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2020.

Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

USD	7,885,971	EUR	6,698,649	Bank of America, N.A.	1/29/21	$67,889	$—

USD	7,768,053	EUR	6,598,600	Citibank, N.A.	1/29/21	66,739	—

USD	7,885,639	EUR	6,698,606	Goldman Sachs International	1/29/21	67,607	—

USD	7,845,703	EUR	6,665,227	State Street Bank and Trust Company	1/29/21	66,627	—

USD	1,356,573	GBP	1,044,334	Bank of America, N.A.	1/29/21	2,771	—

USD	1,356,535	GBP	1,044,304	Bank of America, N.A.	1/29/21	2,770	—

						$274,403	$—

Abbreviations:

DIP	–	Debtor In Possession
LIBOR	–	London Interbank Offered Rate
PIK	–	Payment In Kind

Currency Abbreviations:

EUR	–	Euro
GBP	–	British Pound Sterling
USD	–	United States Dollar

29	See Notes to Financial Statements.

High Income Opportunities Portfolio

October 31, 2020

Statement of Assets and Liabilities

Assets	October 31, 2020

Unaffiliated investments, at value (identified cost, $927,150,318)	$931,223,514

Affiliated investment, at value (identified cost, $9,344,574)	9,344,574

Cash	157,062

Deposits for derivatives collateral — forward foreign currency exchange contracts	150,000

Foreign currency, at value (identified cost, $1,119)	1,119

Interest receivable	13,605,223

Dividends receivable from affiliated investment	842

Receivable for investments sold	3,869,204

Receivable for open forward foreign currency exchange contracts	274,403

Tax reclaims receivable	66

Total assets	$958,626,007

Liabilities

Cash collateral due to broker	$150,000

Payable for investments purchased	2,600,746

Payable for when-issued securities	5,548,520

Payable to affiliates:

Investment adviser fee	377,105

Trustees’ fees	4,436

Accrued expenses	193,931

Total liabilities	$8,874,738

Net Assets applicable to investors’ interest in Portfolio	$949,751,269

30	See Notes to Financial Statements.

High Income Opportunities Portfolio

October 31, 2020

Statement of Operations

Investment Income	Year Ended October 31, 2020

Interest and other income (net of foreign taxes, $639)	$57,185,351

Dividends (net of foreign taxes, $426)	210,284

Dividends from affiliated investment	254,380

Total investment income	$57,650,015

Expenses

Investment adviser fee	$4,592,323

Trustees’ fees and expenses	53,220

Custodian fee	230,053

Legal and accounting services	109,212

Miscellaneous	68,867

Total expenses	$5,053,675

Net investment income	$52,596,340

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —

Investment transactions	$(28,295,356)

Investment transactions — affiliated investment	11,791

Securities sold short	6,099

Foreign currency transactions	69,189

Forward foreign currency exchange contracts	(1,370,347)

Net realized loss	$(29,578,624)

Change in unrealized appreciation (depreciation) —

Investments	$(15,445,015)

Investments — affiliated investment	(3,621)

Securities sold short	(11,200)

Foreign currency	4,759

Forward foreign currency exchange contracts	373,319

Net change in unrealized appreciation (depreciation)	$(15,081,758)

Net realized and unrealized loss	$(44,660,382)

Net increase in net assets from operations	$7,935,958

31	See Notes to Financial Statements.

High Income Opportunities Portfolio

October 31, 2020

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2020	2019

From operations —

Net investment income	$52,596,340	$66,438,899

Net realized loss	(29,578,624)	(17,220,384)

Net change in unrealized appreciation (depreciation)	(15,081,758)	34,522,869

Net increase in net assets from operations	$7,935,958	$83,741,384

Capital transactions —

Contributions	$151,186,545	$55,460,769

Withdrawals	(298,370,453)	(423,305,095)

Net decrease in net assets from capital transactions	$(147,183,908)	$(367,844,326)

Net decrease in net assets	$(139,247,950)	$(284,102,942)

Net Assets

At beginning of year	$1,088,999,219	$1,373,102,161

At end of year	$949,751,269	$1,088,999,219

32	See Notes to Financial Statements.

High Income Opportunities Portfolio

October 31, 2020

Financial Highlights

	Year Ended October 31,
Ratios/Supplemental Data	2020	2019	2018	2017	2016

Ratios (as a percentage of average daily net assets):

Expenses	0.51%	0.50%	0.48%	0.48%	0.48%

Net investment income	5.26%	5.61%	5.61%	5.61%	5.61%

Portfolio Turnover	67%	32%	39%	42%	39%

Total Return	1.69%	7.74%	0.59%	8.13%	7.74%

Net assets, end of year (000’s omitted)	$949,751	$1,088,999	$1,373,102	$1,764,899	$1,876,636

33	See Notes to Financial Statements.

High Income Opportunities Portfolio

October 31, 2020

Notes to Financial Statements

1  Significant Accounting Policies

High Income Opportunities Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to provide a high level of current income. The Portfolio also seeks growth of capital as a secondary investment objective. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2020, Eaton Vance High Income Opportunities Fund and Eaton Vance Floating-Rate & High Income Fund held an interest of 84.3% and 15.7%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Portfolio based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Portfolio. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Portfolio. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that uses various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events.

Derivatives. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average ask prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads.

Affiliated Fund. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

34

High Income Opportunities Portfolio

October 31, 2020

Notes to Financial Statements — continued

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Withholding taxes on foreign interest and dividends have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.

As of October 31, 2020, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

F  Unfunded Loan Commitments — The Portfolio may enter into certain loan agreements all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. These commitments are disclosed in the accompanying Portfolio of Investments. At October 31, 2020, the Portfolio had sufficient cash and/or securities to cover these commitments.

G  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

I  Forward Foreign Currency Exchange Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

J  When-Issued Securities and Delayed Delivery Transactions — The Portfolio may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Portfolio maintains cash and/or security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin

35

High Income Opportunities Portfolio

October 31, 2020

Notes to Financial Statements — continued

earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

K  Repurchase Agreements — A repurchase agreement is the purchase by the Portfolio of securities from a counterparty in exchange for cash that is coupled with an agreement to resell those securities to the counterparty at a specified date and price. When a repurchase agreement is entered, the Portfolio typically receives securities with a value that equals or exceeds the repurchase price, including any accrued interest earned on the agreement. The value of such securities will be marked-to-market daily, and cash or additional securities will be exchanged between the parties as needed. Except in the case of a repurchase agreement entered to settle a short sale, the value of the securities delivered to the Portfolio will be at least equal to 90% of the repurchase price during the term of the repurchase agreement. The terms of a repurchase agreement entered to settle a short sale may provide that the cash purchase price paid by the Portfolio is more than the value of purchased securities that effectively collateralize the repurchase price payable by the counterparty. Since in such a transaction, the Portfolio normally will have used the purchased securities to settle the short sale, the Portfolio will segregate liquid assets equal to the marked-to-market value of the purchased securities that it is obligated to return to the counterparty under the repurchase agreement. In the event of insolvency of the counterparty to a repurchase agreement, recovery of the repurchase price owed to the Portfolio may be delayed. Such an insolvency also may result in a loss to the extent that the value of the purchased securities decreases during the delay or that value has otherwise not been maintained at an amount at least equal to the repurchase price.

L  Securities Sold Short — A short sale is a transaction in which the Portfolio sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer with an obligation to replace such borrowed security at a later date. When making a short sale, the Portfolio segregates liquid assets with the custodian equal to its obligations under the short sale. Until the security is replaced, the Portfolio is required to repay the lender any dividends or interest, which accrue during the period of the loan. The proceeds received from a short sale are recorded as a liability and the Portfolio records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of the open short position on the day of determination. A gain, limited to the price at which the Portfolio sold the security short, or a loss, potentially unlimited as there is no upward limit on the price of a security, is recorded when the short position is terminated. Interest payable on securities sold short is recorded as an expense.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM and an indirect subsidiary of Eaton Vance Corp., as compensation for investment advisory services rendered to the Portfolio. The fee is computed at an annual rate of 0.30% of the Portfolio’s average daily net assets up to $500 million, 0.275% from $500 million up to $1 billion, 0.25% from $1 billion up to $1.5 billion, 0.225% from $1.5 billion up to $2 billion and at reduced rates on daily net assets of $2 billion or more; plus 3.00% of the Portfolio’s daily gross income (i.e., income other than gains from the sale of securities) when daily net assets are less than $500 million, 2.75% when daily net assets are $500 million but less than $1 billion, 2.50% when daily net assets are $1 billion but less than $1.5 billion, 2.25% when daily net assets are $1.5 billion but less than $2 billion and at reduced rates on daily net assets of $2 billion or more, and is payable monthly. For the year ended October 31, 2020, the Portfolio’s investment adviser fee amounted to $4,592,323 or 0.46% of the Portfolio’s average daily net assets. Pursuant to a sub-advisory agreement, BMR pays Eaton Vance Advisers International Ltd., an indirect, wholly-owned subsidiary of Eaton Vance Corp., a portion of its investment adviser fee for sub-advisory services provided to the Portfolio. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

During the year ended October 31, 2020, BMR reimbursed the Portfolio $14,582 for a net realized loss due to a trading error. The amount of the reimbursement had an inpact on total return of less than 0.01%.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2020, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities, paydowns, securities sold short and principal repayments on Senior Loans, aggregated $643,509,434 and $710,123,204, respectively, for the year ended October 31, 2020.

36

High Income Opportunities Portfolio

October 31, 2020

Notes to Financial Statements — continued

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Portfolio at October 31, 2020, as determined on a federal income tax basis, were as follows:

Aggregate cost	$940,455,895

Gross unrealized appreciation	$41,870,670

Gross unrealized depreciation	(41,758,477)

Net unrealized appreciation	$112,193

5  Restricted Securities

At October 31, 2020, the Portfolio owned the following securities (representing 1.3% of net assets) which were restricted as to public resale and not registered under the Securities Act of 1933 (excluding Rule 144A securities). The Portfolio has various registration rights (exercisable under a variety of circumstances) with respect to these securities. The value of these securities is determined based on valuations provided by brokers when available, or if not available, they are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

Description	Date of Acquisition	Shares	Cost	Value

Common Stocks

Ascent CNR Corp., Class A	4/25/16, 11/16/16	6,273,462	$0	$1,317,427

HF Holdings, Inc.	10/27/09	13,600	730,450	776,832

New Cotai Participation Corp., Class B	4/12/13	7	216,125	0

Nine Point Energy Holdings, Inc.	7/15/14, 10/21/14	31,737	1,460,742	0

Total Common Stocks			$2,407,317	$2,094,259

Convertible Preferred Stocks

Nine Point Energy Holdings, Inc., Series A, 12.00%	5/26/17	591	$591,000	$0

Total Convertible Preferred Stocks			$591,000	$0

Miscellaneous

PGP Investors, LLC, Membership Interests	10/23/12, 2/18/15, 4/23/18	30,326	$2,419,333	$10,398,945

Total Miscellaneous			$2,419,333	$10,398,945

Total Restricted Securities			$5,417,650	$12,493,204

6  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 2020 is included in the Portfolio of Investments. At October 31, 2020, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

The Portfolio is subject to foreign exchange risk in the normal course of pursuing its investment objective.

Because the Portfolio holds foreign currency denominated investments, the value of these investments and related receivables and payables may change due to future changes in foreign currency exchange rates. To hedge against this risk, the Portfolio enters into forward foreign currency exchange contracts.

37

High Income Opportunities Portfolio

October 31, 2020

Notes to Financial Statements — continued

The Portfolio enters into forward foreign currency exchange contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Portfolio’s net assets below a certain level over a certain period of time, which would trigger a payment by the Portfolio for those derivatives in a liability position. At October 31, 2020, the Portfolio had no open derivatives with credit-related contingent features in a net liability position.

The over-the-counter (OTC) derivatives in which the Portfolio invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Portfolio has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Portfolio’s net assets decline by a stated percentage or the Portfolio fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Portfolio of any net liability owed to it.

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Portfolio and/or counterparty is held in segregated accounts by the Portfolio’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as deposits for derivatives collateral and, in the case of cash pledged by a counterparty for the benefit of the Portfolio, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Portfolio as collateral, if any, are identified as such in the Portfolio of Investments.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is foreign exchange risk at October 31, 2020 was as follows:

	Fair Value
Derivative	Asset Derivative		Liability Derivative

Forward foreign currency exchange contracts	$274,403	(1)	$—

Total Derivatives subject to master netting or similar agreements	$274,403		$—

(1)	Statement of Assets and Liabilities location: Receivable for open forward foreign currency exchange contracts.

The Portfolio’s derivative assets at fair value by type, which are reported gross in the Statement of Assets and Liabilities, are presented in the table above. The following table presents the Portfolio’s derivative assets by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Portfolio for such assets as of October 31, 2020.

Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)

Bank of America, N.A.	$73,430	$—	$—	$(73,430)	$—

Citibank, N.A.	66,739	—	—	—	66,739

Goldman Sachs International	67,607	—	—	—	67,607

State Street Bank and Trust Company	66,627	—	—	—	66,627

	$274,403	$—	$—	$(73,430)	$200,973

(a)	In some instances, the total collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b)	Net amount represents the net amount receivable from the counterparty in the event of default.

38

High Income Opportunities Portfolio

October 31, 2020

Notes to Financial Statements — continued

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is foreign exchange risk for the year ended October 31, 2020 was as follows:

Derivative	Realized Gain (Loss) on Derivatives Recognized in Income(1)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income(2)

Forward foreign currency exchange contracts	$(1,370,347)	$373,319

(1)	Statement of Operations location: Net realized gain (loss) – Forward foreign currency exchange contracts.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Forward foreign currency exchange contracts.

The average notional amount of forward foreign currency exchange contracts (based on the absolute value of notional amounts of currency purchased and currency sold) outstanding during the year ended October 31, 2020, which is indicative of the volume of this derivative type, was approximately $42,633,000.

7  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in an $800 million unsecured line of credit agreement with a group of banks, which is in effect through October 26, 2021. Borrowings are made by the Portfolio solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2020, an upfront fee and arrangement fee totaling $950,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2020.

8  Investments in Affiliated Funds

At October 31, 2020, the value of the Portfolio’s investment in affiliated funds was $9,344,574, which represents 1.0 % of the Portfolio’s net assets. Transactions in affiliated funds by the Portfolio for the year ended October 31, 2020 were as follows:

Name of affiliated fund	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units, end of period

Short-Term Investments

Eaton Vance Cash Reserves Fund, LLC	$33,802,709	$450,238,726	$(474,705,031)	$11,791	$(3,621)	$9,344,574	$254,380	9,344,574

9  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

39

High Income Opportunities Portfolio

October 31, 2020

Notes to Financial Statements — continued

At October 31, 2020, the hierarchy of inputs used in valuing the Portfolio’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3*	Total

Corporate Bonds & Notes	$—	$860,640,118	$—	$860,640,118

Senior Floating-Rate Loans (Less Unfunded Loan Commitments)	—	36,454,461	—	36,454,461

Convertible Bonds	—	2,431,364	—	2,431,364

Commercial Mortgage-Backed Securities	—	2,412,006	—	2,412,006

Common Stocks	10,272,686	538,791	2,094,259	12,905,736

Preferred Stocks	3,317,862	—	—	3,317,862

Convertible Preferred Stocks	2,663,022	—	0	2,663,022

Miscellaneous	—	—	10,398,945	10,398,945

Short-Term Investments	—	9,344,574	—	9,344,574

Total Investments	$16,253,570	$911,821,314	$12,493,204	$940,568,088

Forward Foreign Currency Exchange Contracts	$—	$274,403	$—	$274,403

Total	$16,253,570	$912,095,717	$12,493,204	$940,842,491

*	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Portfolio.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2020 is not presented.

10  Risks and Uncertainties

Credit Risk

The Portfolio primarily invests in lower rated and comparable quality unrated high yield securities. These investments have different risks than investments in debt securities rated investment grade. Risk of loss upon default by the borrower is significantly greater with respect to such debt than with other debt securities because these securities are generally unsecured and are more sensitive to adverse economic conditions, such as recession or increasing interest rates, than are investment grade issuers.

Pandemic Risk

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in December 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, the economies of individual countries, individual companies, and the market in general, and may continue to do so in significant and unforeseen ways, as may other epidemics and pandemics that may arise in the future. Any such impact could adversely affect the Portfolio’s performance, or the performance of the securities in which the Portfolio invests.

11  Additional Information

On October 8, 2020, Morgan Stanley and Eaton Vance Corp. (“Eaton Vance”) announced that they had entered into a definitive agreement under which Morgan Stanley would acquire Eaton Vance. Under the Investment Company Act of 1940, as amended, consummation of this transaction may be deemed to result in the automatic termination of an Eaton Vance Fund’s investment advisory agreement, and, where applicable, any related sub-advisory agreement. On November 24, 2020, the Portfolio’s Board approved a new investment advisory agreement. The new investment advisory agreement will be presented to Portfolio interest holders for approval, and, if approved, would take effect upon consummation of the transaction. A special joint meeting of Portfolio interest holders will be held on February 18, 2021, at which the proposed investment advisory agreement for the Portfolio will be submitted for approval.

40

High Income Opportunities Portfolio

October 31, 2020

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of High Income Opportunities Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of High Income Opportunities Portfolio (the “Portfolio”), including the portfolio of investments, as of October 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of October 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities and senior loans owned as of October 31, 2020, by correspondence with the custodian, brokers, and selling or agent banks; when replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 21, 2020

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

41

High Income Opportunities Portfolio

October 31, 2020

Liquidity Risk Management Program

The Fund has implemented a written liquidity risk management program (Program) and related procedures to manage its liquidity in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (Liquidity Rule). The Liquidity Rule defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Fund’s Board of Trustees/Directors has designated the investment adviser to serve as the administrator of the Program and the related procedures. The administrator has established a Liquidity Risk Management Oversight Committee (Committee) to perform the functions necessary to administer the Program. As part of the Program, the administrator is responsible for identifying illiquid investments and categorizing the relative liquidity of the Fund’s investments in accordance with the Liquidity Rule. Under the Program, the administrator assesses, manages, and periodically reviews the Fund’s liquidity risk, and is responsible for making certain reports to the Fund’s Board of Trustees/Directors and the Securities and Exchange Commission (SEC) regarding the liquidity of the Fund’s investments, and to notify the Board of Trustees/Directors and the SEC of certain liquidity events specified in the Liquidity Rule. The liquidity of the Fund’s portfolio investments is determined based on a number of factors including, but not limited to, relevant market, trading and investment-specific considerations under the Program.

At a meeting of the Fund’s Board of Trustees/Directors, the Committee provided a written report to the Fund’s Board of Trustees/Directors pertaining to the operation, adequacy, and effectiveness of implementation of the Program, as well as the operation of the highly liquid investment minimum (if applicable) for the period December 1, 2018 through December 31, 2019 (Review Period). The Program operated effectively during the Review Period, supporting the administrator’s ability to assess, manage and monitor Fund liquidity risk, including during periods of market volatility and net redemptions. During the Review Period, the Fund met redemption requests on a timely basis.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

42

Eaton Vance

High Income Opportunities Fund

October 31, 2020

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and High Income Opportunities Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 143 portfolios (with the exception of Messrs. Faust and Wennerholm and Ms. Frost who oversee 142 portfolios) in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Trust/Portfolio Position(s)	Trustee Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 142 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and Portfolio.

Other Directorships in the Last Five Years. Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Other Directorships in the Last Five Years. None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Other Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Other Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Other Directorships in the Last Five Years. Director of DraftKings, Inc. (digital sports entertainment and gaming company) (since September 2020). Director of Groupon, Inc. (e-commerce provider) (since April 2020). Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Formerly, Director of Dynex Capital, Inc. (mortgage REIT) (2013-2020).

43

Eaton Vance

High Income Opportunities Fund

October 31, 2020

Management and Organization — continued

Name and Year of Birth	Trust/Portfolio Position(s)	Trustee Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson) and 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Other Directorships in the Last Five Years. None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Other Directorships in the Last Five Years. None.

Keith Quinton 1958	Trustee	2018

Private investor, researcher and lecturer. Independent Investment Committee Member at New Hampshire Retirement System (since 2017). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Other Directorships in the Last Five Years. Director (since 2016) and

Chairman (since 2019) of New Hampshire Municipal Bond Bank.

Marcus L. Smith(3) 1966	Trustee	2018

Private investor. Member of Posse Boston Advisory Board (foundation) (since 2015). Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Other Directorships in the Last Five Years. Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Director of Ascot Group Limited and certain of its subsidiaries (insurance and reinsurance) (since 2018). Formerly, Director of Hagerty Holding Corp. (insurance and reinsurance) (2015-2018). Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Other Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Scott E. Wennerholm 1959	Trustee	2016

Private Investor. Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Other Directorships in the Last Five Years. None.

Name and Year of Birth	Trust/Portfolio Position(s)	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees

Eric A. Stein 1980	President	2020	Vice President and Chief Investment Officer, Fixed Income of EVM and BMR. Prior to November 1, 2020, Mr. Stein was a co-Director of Eaton Vance’s Global Income Investments. Also Vice President of Calvert Research and Management (“CRM”).

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of CRM.

44

Eaton Vance

High Income Opportunities Fund

October 31, 2020

Management and Organization — continued

Name and Year of Birth	Trust/Portfolio Position(s)	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees (continued)

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

45

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each entity listed below has adopted a privacy policy and procedures (“Privacy Program”) Eaton Vance believes is reasonably designed to protect your personal information and to govern when and with whom Eaton Vance may share your personal information.

•

At the time of opening an account, Eaton Vance generally requires you to provide us with certain information such as name, address, social security number, tax status, account numbers, and account balances. This information is necessary for us to both open an account for you and to allow us to satisfy legal requirements such as applicable anti-money laundering reviews and know-your-customer requirements.

•

On an ongoing basis, in the normal course of servicing your account, Eaton Vance may share your information with unaffiliated third parties that perform various services for Eaton Vance and/or your account. These third parties include transfer agents, custodians, broker/dealers and our professional advisers, including auditors, accountants, and legal counsel. Eaton Vance may additionally share your personal information with our affiliates.

•	We believe our Privacy Program is reasonably designed to protect the confidentiality of your personal information and to prevent unauthorized access to that information.

•

We reserve the right to change our Privacy Program at any time upon proper notification to you. You may want to review our Privacy Program periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of protecting your personal information applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, and Calvert Funds. This Privacy Notice supersedes all previously issued privacy disclosures. For more information about our Privacy Program or about how your personal information may be used, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

46

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Investment Adviser of High Income Opportunities Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Investment Sub-Adviser of High Income Opportunities Portfolio

Eaton Vance Advisers International Ltd.

125 Old Broad Street

London, EC2N 1AR

United Kingdom

Administrator of Eaton Vance High Income Opportunities Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*

FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

446    10.31.20

Eaton Vance

Multi-Asset Credit Fund

Annual Report

October 31, 2020

Important Note. Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (eatonvance.com/funddocuments), and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you are a direct investor, you may elect to receive shareholder reports and other communications from the Fund electronically by signing up for e-Delivery at eatonvance.com/edelivery. If you own your shares through a financial intermediary (such as a broker-dealer or bank), you must contact your financial intermediary to sign up.

You may elect to receive all future Fund shareholder reports in paper free of charge. If you are a direct investor, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-262-1122. If you own these shares through a financial intermediary, you must contact your financial intermediary or follow instructions included with this disclosure, if applicable, to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Eaton Vance funds held directly or to all funds held through your financial intermediary, as applicable.

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The investment adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator. The adviser is also registered as a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2020

Eaton Vance

Multi-Asset Credit Fund

Eaton Vance

Multi-Asset Credit Fund

October 31, 2020

Management’s Discussion of Fund Performance1

Economic and Market Conditions

For fixed-income investors in so-called “risk asset classes” — including senior loans and securitized, high yield, and emerging market debt — the 12-month period ended October 31, 2020, felt like three distinct periods: before the coronavirus pandemic, during the depths of the pandemic downturn, and the rally that followed.

From November 2019 through January 2020, risk asset classes performed well, buoyed by strong economic conditions across the globe, including better-than-expected U.S. employment reports and cautious optimism about a détente in U.S.-China trade relations.

In February and March 2020, however, the novel coronavirus turned into a global pandemic, ending the longest-ever period of U.S. economic expansion and triggering a global economic slowdown. Credit markets along with equity markets fell in value amid unprecedented volatility, and riskier asset classes experienced some of the worst declines. Asset prices tumbled as business revenues plummeted and government tax receipts fell.

In response, governments across the globe stepped in with stimulus programs to shore up credit markets. In March 2020, the U.S. Federal Reserve (the Fed) announced two emergency rate cuts — lowering the federal funds rate to 0.00%-0.25% — along with a corporate bond purchase program. The European Central Bank increased its own bond buying program. At its July meeting, the Fed provided additional reassurances that it would maintain rates close to zero percent for the foreseeable future and use all tools at its disposal to support the U.S. economy. Taken together, these moves helped calm credit markets and initiated a fixed-income rally that began in April and, for many asset classes, lasted through the end of the period.

Midway through August, however, the fixed-income rally moderated as investors grew concerned about a resurgence of COVID-19 and the consequences for the nascent global economic recovery. For the rest of the period, senior loan and U.S. high yield bond returns remained in positive territory, while prices declined modestly for U.S. investment-grade debt and emerging market debt.

For the period as a whole, the S&P/LSTA Leveraged Loan Index, a broad measure of the loan market, returned 1.72%; while the Bloomberg Barclays U.S. Aggregate Bond Index, a broad measure of the U.S. fixed-income market, returned 6.19%. The ICE BofA Developed Markets High Yield ex-Subordinated Financials Index–USD Hedged, a broad measure of the high yield asset class, returned 2.22%; and the J.P. Morgan Emerging Market Bond Index (EMBI) Global Diversified returned 0.98% during the period.

Fund Performance

For the 12-month period ended October 31, 2020, Eaton Vance Multi-Asset Credit Fund (the Fund) returned -0.66% for Class A shares at net asset value (NAV), underperforming its benchmark, the S&P/ LSTA Leveraged Loan Index (the Primary Index), which returned 1.72%; and underperforming its blended benchmark consisting of 50% S&P/LSTA

Leveraged Loan Index and 50% ICE BofA Developed Markets High Yield ex-Subordinated Financials Index–USD Hedged (the Blended Index), which returned 1.98%.

The Blended Index is more representative of the Fund’s investment strategy and holdings than the Primary Index. The Fund seeks total return by investing across multiple areas of the credit markets.

Security selections within the Fund’s high yield corporate bond and senior loan allocations detracted from performance versus the Blended Index during the period, as did its allocation to commercial mortgage-backed securities (CMBS), which are not represented in the Blended Index.

Within its high yield corporate bond allocation, the Fund had an overweight exposure to the energy sector, relative to the Blended Index. When the COVID-19 downturn occurred, that overweight position hurt relative performance because energy company assets suffered deep declines as global trade and travel came to a near halt and fuel demand plummeted.

For the period as a whole, the Fund’s senior loan allocation underperformed the Primary Index and detracted from returns relative to the Blended Index. In contrast with the Fund’s high yield allocation, the Fund’s allocation to senior loans was positioned more defensively going into the pandemic decline, with underweight exposure, relative to the Primary Index, to energy companies and lower rated CCC loans. As a result, the Fund’s senior loan allocation outperformed the Primary Index going into the pandemic downturn, but underperformed during the subsequent rally, when riskier assets were among the strongest performers.

The Fund’s small allocation to CMBS, which are securitized debt backed by mortgages on commercial real estate, detracted from performance versus the Blended Index as well. As the pandemic crushed brick-and-mortar business traffic and decreased occupancy in office buildings, many commercial mortgages went unpaid and prices of CMBS declined.

On the positive side, contributors to Fund performance versus the Blended Index included allocations to Credit Risk Transfers (CRTs), which are not represented in the Blended Index, along with overweight allocations to cash and investment-grade corporate bonds.

CRTs are mortgage-backed securities issued but not backed by government agencies, in contrast to securities backed by mortgage lenders Fannie Mae and Freddie Mac. The Fund exited its CRT position in early March 2020 when prices were still relatively high. In late March and early April, the Fund purchased a new allocation at much lower prices near the market bottom. After the Fund’s CRTs rallied back, they were sold at a profit in May and June 2020.

With regard to cash, the Fund reduced its risk exposure by adding to its cash allocation in February and March, mitigating the impact of falling asset prices. The Blended Benchmark has only a minimal cash allocation and was, thus, more exposed to the market downturn during that time.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Multi-Asset Credit Fund

October 31, 2020

Management’s Discussion of Fund Performance1 — continued

The Fund’s overweight allocation to investment-grade corporate bonds also helped performance versus the Blended Index. Securities in that allocation had longer duration, or sensitivity to interest rate changes, than the Blended Index as a whole and, thus, benefited more from falling interest rates — and corresponding rising asset prices — than the Blended Index.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Multi-Asset Credit Fund

October 31, 2020

Performance2,3

Portfolio Managers Justin H. Bourgette, CFA, John Redding and Kelley G. Baccei of Eaton Vance Management; Jeffrey D. Mueller of Eaton Vance Advisers International Ltd.

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Since Inception

Class A at NAV	10/31/2011	10/31/2011	–0.66%	4.29%	3.55%
Class A with 4.75% Maximum Sales Charge	—	—	–5.41	3.28	2.99

Class C at NAV	10/31/2011	10/31/2011	–1.40	3.61	2.83
Class C with 1% Maximum Sales Charge	—	—	–2.35	3.61	2.83

Class I at NAV	10/31/2011	10/31/2011	–0.40	4.65	3.87
Class R6 at NAV	09/03/2019	10/31/2011	–0.47	4.64	3.87

S&P/LSTA Leveraged Loan Index	—	—	1.72%	4.09%	4.22%
ICE BofA Developed Markets High Yield ex-Subordinated Financials Index – Hedged USD	—	—	2.22	6.11	6.41
Blended Index	—	—	1.98	5.11	5.32

% Total Annual Operating Expense Ratios[4]		Class A	Class C	Class I	Class R6

		0.96%	1.71%	0.71%	0.66%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment[3]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge

Class C	$10,000	10/31/2011	$12,858	N.A.
Class I	$250,000	10/31/2011	$352,028	N.A.

Class R6	$1,000,000	10/31/2011	$1,407,392	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

4

Eaton Vance

Multi-Asset Credit Fund

October 31, 2020

Fund Profile

Asset Allocation (% of total investments)5

Credit Quality (% total investments, excluding common stocks and short-term investments)6

See Endnotes and Additional Disclosures in this report.

5

Eaton Vance

Multi-Asset Credit Fund

October 31, 2020

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

S&P/LSTA Leveraged Loan Index is an unmanaged index of the institutional leveraged loan market. S&P/LSTA Leveraged Loan indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® is a registered trademark of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); LSTA is a trademark of Loan Syndications and Trading Association, Inc. S&P DJI, Dow Jones, their respective affiliates and their third party licensors do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. ICE BofA Developed Markets High Yield ex-Subordinated Financials Index – Hedged USD is an unmanaged index of global developed market below investment grade corporate bonds, USD hedged. ICE® BofA® indices are not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report and ICE Data Indices, LLC does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. BofA® is a licensed registered trademark of Bank of America Corporation in the United States and other countries. The Blended Index consists of 50% S&P/LSTA Leveraged Loan Index and 50% ICE BofA Developed Markets High Yield ex-Subordinated Financials Index – Hedged USD, rebalanced monthly. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class R6 is linked to Class I. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable. Performance presented in the Financial Highlights included in the financial statements is not linked.

Effective September 15, 2018, the Fund changed its investment strategy to invest at least 80% of its net assets (plus any borrowings for investment purposes) in credit-related investments. Prior to September 15, 2018, the Fund was a “fund-of-funds” and invested primarily among other investment companies managed by Eaton Vance and its affiliates that invested in various asset classes.

[4]	Source: Fund prospectus. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]	Other represents any investment type less than 1% of total investments.

[6]

Ratings are based on Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”) or Fitch Ratings (“Fitch”), as applicable. If securities are rated differently by the ratings agencies, the highest rating is applied. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P or Fitch (Baa or higher by Moody’s) are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. Holdings designated as “Not Rated” (if any) are not rated by the national ratings agencies stated above.

Fund profile subject to change due to active management.

Additional Information

Risk asset is a term broadly used to describe any security that is not a risk-free asset like a high-quality U.S. government bond. A risk market refers to these assets.

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of domestic investment-grade bonds, including corporate, government and mortgage-backed securities. J.P. Morgan Emerging Market Bond Index (EMBI) Global Diversified is a market-cap weighted index that measures USD-denominated Brady Bonds, Eurobonds, and traded loans issued by sovereign entities. Information has been obtained from sources believed to be reliable but J.P. Morgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2020, J.P. Morgan Chase & Co. All rights reserved.

Duration is a measure of the expected change in price of a bond — in percentage terms — given a one percent change in interest rates, all else being constant. Securities with lower durations tend to be less sensitive to interest rate changes.

Credit Risk Transfer securities (CRT) are mortgage-related bonds issued by U.S. housing agencies Fannie Mae and Freddie Mac. CRTs issued by Fannie Mae are called CAS (Connecticut Avenue Securities), and the ones issued by Freddie Mac are called STACR (Structured Agency Credit Risk).

6

Eaton Vance

Multi-Asset Credit Fund

October 31, 2020

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2020 – October 31, 2020).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/20)	Ending Account Value (10/31/20)	Expenses Paid During Period* (5/1/20 – 10/31/20)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,082.60	$5.18	0.99%
Class C	$1,000.00	$1,078.50	$9.09	1.74%
Class I	$1,000.00	$1,083.80	$3.88	0.74%
Class R6	$1,000.00	$1,083.00	$3.61	0.69%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.20	$5.03	0.99%
Class C	$1,000.00	$1,016.40	$8.82	1.74%
Class I	$1,000.00	$1,021.40	$3.76	0.74%
Class R6	$1,000.00	$1,021.70	$3.51	0.69%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2020.

7

Eaton Vance

Multi-Asset Credit Fund

October 31, 2020

Portfolio of Investments

Corporate Bonds & Notes — 47.7%
Security		Principal Amount* (000’s omitted)	Value

Aerospace and Defense — 1.2%

Bombardier, Inc., 6.125%, 1/15/23(1)		746	$644,357

Bombardier, Inc., 7.875%, 4/15/27(1)		272	198,560

Howmet Aerospace, Inc., 6.875%, 5/1/25		397	442,159

Moog, Inc., 4.25%, 12/15/27(1)		95	97,613

Rolls-Royce PLC, 5.75%, 10/15/27(1)		574	581,892

Rolls-Royce PLC, 5.75%, 10/15/27(2)	GBP	317	412,047

Spirit AeroSystems, Inc., 7.50%, 4/15/25(1)		166	167,745

TransDigm, Inc., 5.50%, 11/15/27		1,017	993,456

TransDigm, Inc., 6.375%, 6/15/26		579	578,464

TransDigm, Inc., 7.50%, 3/15/27		541	559,497

			$4,675,790

Air Transport — 0.3%

Delta Air Lines, Inc., 7.375%, 1/15/26		200	$206,927

Delta Air Lines, Inc./SkyMiles IP, Ltd., 4.50%, 10/20/25(1)		216	219,397

Delta Air Lines, Inc./SkyMiles IP, Ltd., 4.75%, 10/20/28(1)		217	221,942

Mileage Plus Holdings, LLC/Mileage Plus Intellectual Property Assets, Ltd., 6.50%, 6/20/27(1)		703	733,317

			$1,381,583

Automotive — 1.1%

Clarios Global, L.P./Clarios US Finance Co., 8.50%, 5/15/27(1)		2,245	$2,345,576

Clarios Global, L.P., 6.75%, 5/15/25(1)		120	127,100

Fiat Chrysler Automobiles N.V., 4.50%, 7/7/28(2)	EUR	541	733,093

Ford Motor Co., 4.75%, 1/15/43		439	407,447

Ford Motor Co., 8.50%, 4/21/23		294	324,972

Ford Motor Co., 9.625%, 4/22/30		280	376,349

Navistar International Corp., 9.50%, 5/1/25(1)		133	147,630

			$4,462,167

Beverage and Tobacco — 0.2%

Primo Water Corp. Co., 3.875%, 10/31/28(2)	EUR	778	$896,973

			$896,973

Brokerage / Securities Dealers / Investment Houses — 0.1%

Alliance Data Systems Corp., 4.75%, 12/15/24(1)		459	$430,026

			$430,026

Building and Development — 2.7%

AT Securities B.V., 5.25% to 7/21/23(2)(3)(4)		1,500	$1,502,081

Boise Cascade Co., 4.875%, 7/1/30(1)		203	217,372

Security		Principal Amount* (000’s omitted)	Value

Building and Development (continued)

Brookfield Property REIT, Inc./BPR Cumulus, LLC/BPR Nimbus, LLC/GGSI Sellco, LLC, 5.75%, 5/15/26(1)		1,010	$840,194

Brookfield Residential Properties, Inc./Brookfield Residential U.S. Corp., 4.875%, 2/15/30(1)		163	155,104

Brookfield Residential Properties, Inc./Brookfield Residential U.S. Corp., 6.25%, 9/15/27(1)		110	112,923

Builders FirstSource, Inc., 5.00%, 3/1/30(1)		110	116,188

Builders FirstSource, Inc., 6.75%, 6/1/27(1)		532	571,235

Cornerstone Building Brands, Inc., 6.125%, 1/15/29(1)		69	70,616

Five Point Operating Co., L.P./Five Point Capital Corp., 7.875%, 11/15/25(1)		1,069	1,071,004

Greystar Real Estate Partners, LLC, 5.75%, 12/1/25(1)		796	809,930

Hillman Group, Inc. (The), 6.375%, 7/15/22(1)		605	599,564

HT Troplast GmbH, 9.25%, 7/15/25(2)	EUR	1,705	2,121,054

Shea Homes, L.P./Shea Homes Funding Corp., 4.75%, 2/15/28(1)		304	307,610

Shea Homes, L.P./Shea Homes Funding Corp., 4.75%, 4/1/29(1)		140	142,450

SRM Escrow Issuer, LLC, 6.00%, 11/1/28(1)(5)		482	482,000

Standard Industries, Inc., 4.375%, 7/15/30(1)		334	344,533

Standard Industries, Inc., 4.75%, 1/15/28(1)		1,000	1,046,250

Standard Industries, Inc., 5.00%, 2/15/27(1)		123	127,074

Taylor Morrison Communities, Inc., 5.125%, 8/1/30(1)		197	214,248

Taylor Morrison Communities, Inc., 5.875%, 6/15/27(1)		24	26,575

			$10,878,005

Business Equipment and Services — 1.1%

Allied Universal Holdco, LLC/Allied Universal Finance Corp., 6.625%, 7/15/26(1)		173	$181,218

Allied Universal Holdco, LLC/Allied Universal Finance Corp., 9.75%, 7/15/27(1)		473	505,287

EIG Investors Corp., 10.875%, 2/1/24		1,230	1,280,928

Pike Corp., 5.50%, 9/1/28(1)		280	287,059

ServiceMaster Co., LLC (The), 7.45%, 8/15/27		1,736	1,941,820

			$4,196,312

Cable and Satellite Television — 2.7%

Altice France S.A., 5.875%, 2/1/27(2)	EUR	1,000	$1,219,447

Altice France S.A., 8.125%, 2/1/27(1)		1,000	1,088,645

CCO Holdings, LLC/CCO Holdings Capital Corp., 4.50%, 8/15/30(1)		350	364,002

CCO Holdings, LLC/CCO Holdings Capital Corp., 4.50%, 5/1/32(1)		165	170,569

CCO Holdings, LLC/CCO Holdings Capital Corp., 4.75%, 3/1/30(1)		1,803	1,898,739

8	See Notes to Financial Statements.

Eaton Vance

Multi-Asset Credit Fund

October 31, 2020

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Cable and Satellite Television (continued)

CCO Holdings, LLC/CCO Holdings Capital Corp., 5.00%, 2/1/28(1)		400	$421,600

CSC Holdings, LLC, 3.375%, 2/15/31(1)		266	256,161

CSC Holdings, LLC, 4.625%, 12/1/30(1)		272	272,303

CSC Holdings, LLC, 5.75%, 1/15/30(1)		2,139	2,289,372

DISH DBS Corp., 5.00%, 3/15/23		250	251,250

Radiate Holdco, LLC/Radiate Finance, Inc., 6.50%, 9/15/28(1)		370	382,025

TEGNA, Inc., 4.625%, 3/15/28(1)		89	88,377

TEGNA, Inc., 4.75%, 3/15/26(1)		140	144,025

Virgin Media Secured Finance PLC, 5.00%, 4/15/27(2)	GBP	905	1,216,246

Virgin Media Vendor Financing Notes III DAC, 4.875%, 7/15/28(2)	GBP	530	685,756

			$10,748,517

Capital Goods — 0.1%

BWX Technologies, Inc., 4.125%, 6/30/28(1)		276	$279,622

			$279,622

Chemicals and Plastics — 1.2%

HB Fuller Co., 4.25%, 10/15/28		137	$139,141

K+S AG, 2.625%, 4/6/23(2)	EUR	325	355,785

Nufarm Australia, Ltd./Nufarm Americas, Inc., 5.75%, 4/30/26(1)		108	109,464

OCI N.V., 3.125%, 11/1/24(2)	EUR	680	782,454

OCI N.V., 3.625%, 10/15/25(2)	EUR	1,500	1,742,765

Synthomer PLC, 3.875%, 7/1/25(2)	EUR	983	1,170,207

Valvoline, Inc., 4.25%, 2/15/30(1)		169	172,634

W.R. Grace & Co., 4.875%, 6/15/27(1)		432	450,580

			$4,923,030

Clothing / Textiles — 0.6%

Hanesbrands Finance Luxembourg SCA, 3.50%, 6/15/24(2)	EUR	1,000	$1,208,478

PrestigeBidCo GmbH, 6.25%, 12/15/23(2)	EUR	1,100	1,305,323

William Carter Co. (The), 5.50%, 5/15/25(1)		83	87,306

			$2,601,107

Commercial Services — 1.6%

AMN Healthcare, Inc., 4.00%, 4/15/29(1)		328	$327,590

AMN Healthcare, Inc., 4.625%, 10/1/27(1)		138	141,364

Avis Budget Car Rental, LLC/Avis Budget Finance, Inc., 5.25%, 3/15/25(1)		195	184,153

Avis Budget Car Rental, LLC/Avis Budget Finance, Inc., 5.75%, 7/15/27(1)		195	183,666

Security		Principal Amount* (000’s omitted)	Value

Commercial Services (continued)

Avis Budget Car Rental, LLC/Avis Budget Finance, Inc., 5.75%, 7/15/27(1)		156	$148,297

Avis Budget Car Rental, LLC/Avis Budget Finance, Inc., 6.375%, 4/1/24(1)		65	63,416

Ellaktor Value PLC, 6.375%, 12/15/24(2)	EUR	2,620	2,636,395

Intertrust Group B.V., 3.375%, 11/15/25(2)	EUR	500	584,523

Nielsen Finance, LLC/Nielsen Finance Co., 5.625%, 10/1/28(1)		142	147,236

Nielsen Finance, LLC/Nielsen Finance Co., 5.875%, 10/1/30(1)		142	149,544

Shift4 Payments, LLC/Shift4 Payments Finance Sub, Inc., 4.625%, 11/1/26(1)		77	78,251

Verisure Holding AB, 3.50%, 5/15/23(2)	EUR	300	350,364

Verisure Holding AB, 5.00%, (3 mo. EURIBOR + 5.00%), 4/15/25(2)(6)	EUR	1,000	1,186,394

Verisure Midholding AB, 5.75%, 12/1/23(2)	EUR	100	116,081

Verscend Escrow Corp., 9.75%, 8/15/26(1)		112	120,610

			$6,417,884

Computers — 0.4%

Booz Allen Hamilton, Inc., 3.875%, 9/1/28(1)		1,555	$1,581,241

Presidio Holdings, Inc., 8.25%, 2/1/28(1)		204	216,877

			$1,798,118

Conglomerates — 0.1%

Spectrum Brands, Inc., 5.50%, 7/15/30(1)		200	$214,375

			$214,375

Consumer Products — 0.0%(7)

Central Garden & Pet Co., 4.125%, 10/15/30		96	$97,260

			$97,260

Cosmetics / Toiletries — 0.1%

Edgewell Personal Care Co., 5.50%, 6/1/28(1)		304	$319,919

			$319,919

Distribution & Wholesale — 1.1%

Parts Europe S.A., 4.375%, (3 mo. EURIBOR + 4.375%), 5/1/22(2)(6)	EUR	2,001	$2,291,168

Parts Europe S.A., 6.50%, 7/16/25(2)	EUR	1,500	1,717,876

Performance Food Group, Inc., 6.875%, 5/1/25(1)		434	460,854

			$4,469,898

9	See Notes to Financial Statements.

Eaton Vance

Multi-Asset Credit Fund

October 31, 2020

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Diversified Financial Services — 2.5%

Cabot Financial Luxembourg S.A., 7.50%, 10/1/23(2)	GBP	1,390	$1,827,756

GEMS MENASA Cayman, Ltd./GEMS Education Delaware, LLC, 7.125%, 7/31/26(1)		1,514	1,500,753

GEMS MENASA Cayman, Ltd./GEMS Education Delaware, LLC, 7.125%, 7/31/26(2)		260	257,725

Lincoln Financing S.a.r.l., 3.625%, 4/1/24(2)	EUR	1,467	1,631,657

PRA Group, Inc., 7.375%, 9/1/25(1)		407	427,706

Quicken Loans, LLC/Quicken Loans Co-Issuer, Inc., 3.625%, 3/1/29(1)		377	372,052

United Shore Financial Services, LLC, 5.50%, 11/15/25(1)(5)		206	208,771

Vivion Investments S.a.r.l., 3.00%, 8/8/24(2)	EUR	3,700	3,834,546

Vivion Investments S.a.r.l., 3.50%, 11/1/25(2)	EUR	100	102,810

			$10,163,776

Drugs — 1.6%

AdaptHealth, LLC, 6.125%, 8/1/28(1)		195	$203,044

Bausch Health Americas, Inc., 8.50%, 1/31/27(1)		33	36,129

Bausch Health Companies, Inc., 5.00%, 1/30/28(1)		230	227,615

Bausch Health Companies, Inc., 5.25%, 1/30/30(1)		345	339,349

Bausch Health Companies, Inc., 6.125%, 4/15/25(1)		920	946,680

Bausch Health Companies, Inc., 6.25%, 2/15/29(1)		375	387,000

Bausch Health Companies, Inc., 7.00%, 1/15/28(1)		1,862	1,976,867

Bausch Health Companies, Inc., 7.25%, 5/30/29(1)		12	12,940

Bausch Health Companies, Inc., 9.00%, 12/15/25(1)		131	143,471

Catalent Pharma Solutions, Inc., 4.875%, 1/15/26(1)		400	409,424

Catalent Pharma Solutions, Inc., 5.00%, 7/15/27(1)		575	600,409

Jaguar Holding Co., II/PPD Development, L.P., 4.625%, 6/15/25(1)		331	342,459

Jaguar Holding Co., II/PPD Development, L.P., 5.00%, 6/15/28(1)		293	305,763

Nidda Healthcare Holding GmbH, 3.50%, 9/30/24(2)	EUR	352	400,733

			$6,331,883

Ecological Services and Equipment — 0.5%

GFL Environmental, Inc., 3.75%, 8/1/25(1)		234	$234,439

GFL Environmental, Inc., 4.25%, 6/1/25(1)		313	319,847

GFL Environmental, Inc., 7.00%, 6/1/26(1)		105	109,659

GFL Environmental, Inc., 8.50%, 5/1/27(1)		1,080	1,179,225

			$1,843,170

Electric Utilities — 0.6%

Clearway Energy Operating, LLC, 4.75%, 3/15/28(1)		131	$137,837

Drax Finco PLC, 6.625%, 11/1/25(1)		1,450	1,520,687

Security		Principal Amount* (000’s omitted)	Value

Electric Utilities (continued)

Pattern Energy Operations, L.P./Pattern Energy Operations, Inc., 4.50%, 8/15/28(1)		306	$319,619

WESCO Distribution, Inc., 7.125%, 6/15/25(1)		300	323,648

WESCO Distribution, Inc., 7.25%, 6/15/28(1)		267	292,657

			$2,594,448

Electronics / Electrical — 0.4%

Dell, Inc., 7.10%, 4/15/28		385	$488,950

Entegris, Inc., 4.375%, 4/15/28(1)		236	246,030

Go Daddy Operating Co., LLC/GD Finance Co., Inc., 5.25%, 12/1/27(1)		460	482,712

Open Text Corp., 3.875%, 2/15/28(1)		215	218,763

Open Text Holdings, Inc., 4.125%, 2/15/30(1)		188	195,396

			$1,631,851

Energy — 0.3%

Enviva Partners, L.P./Enviva Partners Finance Corp., 6.50%, 1/15/26(1)		1,080	$1,141,425

			$1,141,425

Entertainment — 1.3%

Colt Merger Sub, Inc., 6.25%, 7/1/25(1)		731	$751,468

Colt Merger Sub, Inc., 8.125%, 7/1/27(1)		589	615,505

CPUK Finance, Ltd., 4.25%, 2/28/47(2)	GBP	586	746,310

CPUK Finance, Ltd., 4.875%, 2/28/47(2)	GBP	624	739,060

Pinewood Finance Co., Ltd., 3.25%, 9/30/25(2)	GBP	1,600	2,062,568

Powdr Corp., 6.00%, 8/1/25(1)		300	303,615

			$5,218,526

Financial Intermediaries — 1.5%

FCE Bank PLC, 1.134%, 2/10/22(2)	EUR	205	$235,244

FCE Bank PLC, 1.615%, 5/11/23(2)	EUR	600	681,722

FCE Bank PLC, 1.875%, 6/24/21(2)	EUR	870	1,008,476

Ford Motor Credit Co., LLC, 3.087%, 1/9/23		400	396,750

Ford Motor Credit Co., LLC, 3.096%, 5/4/23		305	301,569

Ford Motor Credit Co., LLC, 3.37%, 11/17/23		452	448,610

Ford Motor Credit Co., LLC, 3.813%, 10/12/21		200	201,375

Ford Motor Credit Co., LLC, 3.815%, 11/2/27		641	620,568

Ford Motor Credit Co., LLC, 4.125%, 8/17/27		842	830,423

Ford Motor Credit Co., LLC, 5.125%, 6/16/25		273	284,886

Ford Motor Credit Co., LLC, 5.596%, 1/7/22		200	205,300

Freedom Mortgage Corp., 7.625%, 5/1/26(1)		39	38,756

Icahn Enterprises, L.P./Icahn Enterprises Finance Corp., 5.25%, 5/15/27		355	368,466

10	See Notes to Financial Statements.

Eaton Vance

Multi-Asset Credit Fund

October 31, 2020

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Financial Intermediaries (continued)

Icahn Enterprises, L.P./Icahn Enterprises Finance Corp., 6.25%, 5/15/26		197	$204,848

JPMorgan Chase & Co., 4.60% to 2/1/25(3)(4)		386	381,079

			$6,208,072

Food Products — 0.7%

Chobani, LLC/Chobani Finance Corp., Inc., 4.625%, 11/15/28(1)		137	$137,795

Kraft Heinz Foods Co., 3.875%, 5/15/27(1)		299	316,452

Kraft Heinz Foods Co., 4.25%, 3/1/31(1)		299	324,589

Kraft Heinz Foods Co., 4.375%, 6/1/46		1,576	1,613,903

Kraft Heinz Foods Co., 5.50%, 6/1/50(1)		299	340,638

Post Holdings, Inc., 4.625%, 4/15/30(1)		168	172,620

United Natural Foods, Inc., 6.75%, 10/15/28(1)		117	118,609

			$3,024,606

Food Service — 0.6%

1011778 B.C. Unlimited Liability Company/New Red Finance, Inc., 4.00%, 10/15/30(1)		430	$427,850

1011778 B.C. Unlimited Liability Company/New Red Finance, Inc., 5.75%, 4/15/25(1)		684	729,890

IRB Holding Corp., 7.00%, 6/15/25(1)		121	129,169

US Foods, Inc., 5.875%, 6/15/24(1)		510	509,044

Yum! Brands, Inc., 3.625%, 3/15/31		355	349,231

Yum! Brands, Inc., 7.75%, 4/1/25(1)		65	71,480

			$2,216,664

Food / Drug Retailers — 0.6%

Albertsons Cos., Inc./Safeway, Inc./New Albertsons, L.P./Albertsons, LLC, 4.875%, 2/15/30(1)		950	$1,009,945

Albertsons Cos., Inc./Safeway, Inc./New Albertsons, L.P./Albertsons, LLC, 5.75%, 3/15/25		422	436,462

Albertsons Cos., Inc./Safeway, Inc./New Albertsons, L.P./Albertsons, LLC, 5.875%, 2/15/28(1)		609	645,047

Albertsons Cos., Inc./Safeway, Inc./New Albertsons, L.P./Albertsons, LLC, 7.50%, 3/15/26(1)		300	332,962

Fresh Market, Inc. (The), 9.75%, 5/1/23(1)		185	177,370

			$2,601,786

Health Care — 3.0%

Acadia Healthcare Co., Inc., 5.00%, 4/15/29(1)		338	$349,086

Acadia Healthcare Co., Inc., 5.50%, 7/1/28(1)		285	296,934

Avantor Funding, Inc., 2.625%, 11/1/25(2)(5)	EUR	1,294	1,507,057

Centene Corp., 3.00%, 10/15/30		584	607,187

Centene Corp., 3.375%, 2/15/30		327	340,157

Security		Principal Amount* (000’s omitted)	Value

Health Care (continued)

Centene Corp., 4.25%, 12/15/27		54	$56,960

Centene Corp., 4.625%, 12/15/29		1,035	1,128,181

CHS/Community Health Systems, Inc., 6.25%, 3/31/23		51	50,618

DaVita, Inc., 3.75%, 2/15/31(1)		279	268,712

Emergent BioSolutions, Inc., 3.875%, 8/15/28(1)		325	327,234

Encompass Health Corp., 4.50%, 2/1/28		641	657,544

Encompass Health Corp., 4.625%, 4/1/31		251	258,844

Encompass Health Corp., 4.75%, 2/1/30		119	124,154

Grifols S.A., 2.25%, 11/15/27(2)	EUR	840	966,982

HCA, Inc., 5.875%, 2/1/29		1,019	1,200,581

HCA, Inc., 7.69%, 6/15/25		200	239,229

LifePoint Health, Inc., 4.375%, 2/15/27(1)		191	189,512

LifePoint Health, Inc., 6.75%, 4/15/25(1)		165	174,900

Molina Healthcare, Inc., 4.375%, 6/15/28(1)		367	376,542

MPH Acquisition Holdings, LLC, 5.75%, 11/1/28(1)		1,381	1,355,106

Prime Healthcare Services, Inc., 7.25%, 11/1/25(1)		204	205,846

Providence Service Corp. (The), 5.875%, 11/15/25(1)(5)		330	336,394

Teleflex, Inc., 4.875%, 6/1/26		670	699,185

Tenet Healthcare Corp., 4.625%, 6/15/28(1)		110	111,788

Tenet Healthcare Corp., 6.125%, 10/1/28(1)		88	85,635

Varex Imaging Corp., 7.875%, 10/15/27(1)		175	178,500

			$12,092,868

Homebuilders / Real Estate — 0.0%(7)

M/I Homes, Inc., 4.95%, 2/1/28		110	$114,194

			$114,194

Insurance — 1.2%

Alliant Holdings Intermediate, LLC/Alliant Holdings Co-Issuer, 6.75%, 10/15/27(1)		1,045	$1,099,016

AmWINS Group, Inc., 7.75%, 7/1/26(1)		294	314,892

Galaxy Finco, Ltd., 9.25%, 7/31/27(2)	GBP	1,100	1,454,263

GTCR AP Finance, Inc., 8.00%, 5/15/27(1)		1,501	1,602,317

NFP Corp., 6.875%, 8/15/28(1)		475	461,344

			$4,931,832

Internet Software & Services — 1.2%

Adevinta ASA, 2.625%, 11/15/25(2)(5)	EUR	1,730	$2,014,341

ANGI Group, LLC, 3.875%, 8/15/28(1)		134	132,744

Cars.com, Inc., 6.375%, 11/1/28(1)		231	230,423

Expedia Group, Inc., 6.25%, 5/1/25(1)		119	130,975

Expedia Group, Inc., 7.00%, 5/1/25(1)		60	64,294

Netflix, Inc., 3.00%, 6/15/25(2)	EUR	855	1,038,550

Netflix, Inc., 4.875%, 4/15/28		50	56,317

11	See Notes to Financial Statements.

Eaton Vance

Multi-Asset Credit Fund

October 31, 2020

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Internet Software & Services (continued)

Netflix, Inc., 5.375%, 11/15/29(1)		811	$950,897

Riverbed Technology, Inc., 8.875%, 3/1/23(1)		70	47,950

Science Applications International Corp., 4.875%, 4/1/28(1)		77	80,795

			$4,747,286

Leisure Goods / Activities / Movies — 0.4%

AMC Entertainment Holdings, Inc., 10.50%, 4/15/25(1)		295	$159,668

NCL Corp, Ltd., 3.625%, 12/15/24(1)		226	158,669

NCL Corp, Ltd., 10.25%, 2/1/26(1)		270	278,100

Sabre GLBL, Inc., 9.25%, 4/15/25(1)		109	120,309

Viking Cruises, Ltd., 5.875%, 9/15/27(1)		1,223	956,233

			$1,672,979

Lodging and Casinos — 0.7%

Gateway Casinos & Entertainment, Ltd., 8.25%, 3/1/24(1)		1,062	$890,641

MGM Resorts International, 4.75%, 10/15/28		521	510,255

Peninsula Pacific Entertainment, LLC/Peninsula Pacific Entertainment Finance Inc., 8.50%, 11/15/27(1)		254	264,669

VICI Properties, L.P./VICI Note Co., Inc., 3.75%, 2/15/27(1)		256	257,080

VICI Properties, L.P./VICI Note Co., Inc., 4.125%, 8/15/30(1)		256	259,520

VICI Properties, L.P./VICI Note Co., Inc., 4.25%, 12/1/26(1)		90	91,658

VICI Properties, L.P./VICI Note Co., Inc., 4.625%, 12/1/29(1)		467	486,007

			$2,759,830

Media — 0.4%

Outfront Media Capital, LLC/Outfront Media Capital Corp., 6.25%, 6/15/25(1)		202	$206,545

Tele Columbus AG, 3.875%, 5/2/25(2)	EUR	1,160	1,275,967

VTR Finance N.V., 6.375%, 7/15/28(1)		200	213,250

			$1,695,762

Metals / Mining — 1.0%

Arconic Corp., 6.125%, 2/15/28(1)		409	$431,703

Cleveland-Cliffs, Inc., 6.75%, 3/15/26(1)		1,064	1,118,530

Cleveland-Cliffs, Inc., 9.875%, 10/17/25(1)		100	114,500

Compass Minerals International, Inc., 6.75%, 12/1/27(1)		504	547,551

Freeport-McMoRan, Inc., 5.45%, 3/15/43		1,100	1,257,223

Hudbay Minerals, Inc., 6.125%, 4/1/29(1)		293	300,325

Security	Principal Amount* (000’s omitted)	Value

Metals / Mining (continued)

Joseph T Ryerson & Son, Inc., 8.50%, 8/1/28(1)	301	$323,101

		$4,092,933

Nonferrous Metals / Minerals — 0.3%

Eldorado Gold Corp., 9.50%, 6/1/24(1)	621	$674,173

New Gold, Inc., 6.375%, 5/15/25(1)	135	139,303

New Gold, Inc., 7.50%, 7/15/27(1)	473	512,555

		$1,326,031

Oil and Gas — 3.4%

Apache Corp., 4.25%, 1/15/30	549	$486,208

Apache Corp., 4.375%, 10/15/28	186	171,232

Apache Corp., 4.625%, 11/15/25	175	166,469

Apache Corp., 4.875%, 11/15/27	215	202,100

Archrock Partners, L.P./Archrock Partners Finance Corp., 6.25%, 4/1/28(1)	213	206,078

Cenovus Energy, Inc., 3.80%, 9/15/23	389	395,302

Cenovus Energy, Inc., 6.75%, 11/15/39	341	378,509

Centennial Resource Production, LLC, 6.875%, 4/1/27(1)	530	196,315

Continental Resources, Inc., 4.375%, 1/15/28	357	321,553

Continental Resources, Inc., 4.90%, 6/1/44	13	10,814

CrownRock, L.P./CrownRock Finance, Inc., 5.625%, 10/15/25(1)	941	927,125

CVR Energy, Inc., 5.75%, 2/15/28(1)	297	203,445

EQT Corp., 5.00%, 1/15/29(5)	106	106,000

EQT Corp., 7.875%, 2/1/25	230	256,196

EQT Corp., 8.75%, 2/1/30	155	192,781

Extraction Oil & Gas, Inc., 5.625%, 2/1/26(1)(8)	1,500	369,660

Great Western Petroleum, LLC/Great Western Finance Corp., 9.00%, 9/30/21(1)	1,163	651,280

Ithaca Energy North Sea PLC, 9.375%, 7/15/24(1)	1,450	1,265,110

Laredo Petroleum, Inc., 9.50%, 1/15/25	96	44,922

Laredo Petroleum, Inc., 10.125%, 1/15/28	145	63,003

MEG Energy Corp., 7.125%, 2/1/27(1)	239	215,633

Moss Creek Resources Holdings, Inc., 7.50%, 1/15/26(1)	50	25,000

Nabors Industries, Ltd., 7.25%, 1/15/26(1)	149	58,389

Nabors Industries, Ltd., 7.50%, 1/15/28(1)	161	61,683

Neptune Energy Bondco PLC, 6.625%, 5/15/25(1)	2,028	1,769,430

Neptune Energy Bondco PLC, 6.625%, 5/15/25(2)	250	218,125

Newfield Exploration Co., 5.375%, 1/1/26	213	200,398

Newfield Exploration Co., 5.625%, 7/1/24	79	76,491

Occidental Petroleum Corp., 2.70%, 8/15/22	71	65,764

Occidental Petroleum Corp., 2.90%, 8/15/24	25	20,850

Occidental Petroleum Corp., 3.125%, 2/15/22	4	3,810

12	See Notes to Financial Statements.

Eaton Vance

Multi-Asset Credit Fund

October 31, 2020

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Oil and Gas (continued)

Occidental Petroleum Corp., 3.40%, 4/15/26		136	$106,631

Occidental Petroleum Corp., 3.45%, 7/15/24		61	49,563

Occidental Petroleum Corp., 3.50%, 8/15/29		175	126,536

Occidental Petroleum Corp., 4.20%, 3/15/48		271	179,754

Occidental Petroleum Corp., 4.40%, 8/15/49		217	145,797

Occidental Petroleum Corp., 4.625%, 6/15/45		145	98,238

Occidental Petroleum Corp., 6.20%, 3/15/40		141	114,816

Occidental Petroleum Corp., 6.375%, 9/1/28		167	146,438

Occidental Petroleum Corp., 6.625%, 9/1/30		1,030	904,134

Parsley Energy, LLC/Parsley Finance Corp., 5.375%, 1/15/25(1)		420	430,237

Precision Drilling Corp., 5.25%, 11/15/24		87	56,604

Precision Drilling Corp., 7.125%, 1/15/26(1)		200	126,712

Precision Drilling Corp., 7.75%, 12/15/23		27	20,064

Seven Generations Energy, Ltd., 5.375%, 9/30/25(1)		1,435	1,370,934

Southwestern Energy Co., 7.50%, 4/1/26		31	31,598

Southwestern Energy Co., 7.75%, 10/1/27		31	32,066

Southwestern Energy Co., 8.375%, 9/15/28		319	333,953

Transocean, Inc., 11.50%, 1/30/27(1)		34	11,304

			$13,615,054

Packaging & Containers — 1.1%

ARD Finance S.A., 5.00%, (5.00% cash or 5.75% PIK), 6/30/27(2)(9)	EUR	193	$218,061

CANPACK S.A./Eastern PA Land Investment Holding, LLC, 2.375%, 11/1/27(2)	EUR	1,040	1,216,999

Intelligent Packaging, Ltd. Finco, Inc./Intelligent Packaging, Ltd. Co-Issuer, LLC, 6.00%, 9/15/28(1)		263	268,096

Silgan Holdings, Inc., 2.25%, 6/1/28	EUR	1,000	1,139,262

Trivium Packaging Finance B.V., 3.75%, 8/15/26(2)	EUR	1,210	1,397,507

			$4,239,925

Pharmaceuticals — 0.4%

Cheplapharm Arzneimittel GmbH, 4.375%, 1/15/28(2)	EUR	1,338	$1,548,023

			$1,548,023

Pipelines — 0.7%

Antero Midstream Partners, L.P./Antero Midstream Finance Corp., 5.375%, 9/15/24		335	$314,129

Antero Midstream Partners, L.P./Antero Midstream Finance Corp., 5.75%, 3/1/27(1)		501	451,839

Cheniere Energy, Inc., 4.625%, 10/15/28(1)		356	368,015

EnLink Midstream, LLC, 5.375%, 6/1/29		236	202,488

EQM Midstream Partners, L.P., 6.00%, 7/1/25(1)		204	209,355

EQM Midstream Partners, L.P., 6.50%, 7/1/27(1)		205	215,293

Security		Principal Amount* (000’s omitted)	Value

Pipelines (continued)

Plains All American Pipeline, L.P., 6.125% to 11/15/22(3)(4)		146	$90,338

Western Midstream Operating, L.P., 4.50%, 3/1/28		38	35,340

Western Midstream Operating, L.P., 4.75%, 8/15/28		38	35,625

Western Midstream Operating, L.P., 5.05%, 2/1/30		879	835,050

			$2,757,472

Radio and Television — 0.5%

Diamond Sports Group, LLC/Diamond Sports Finance Co., 5.375%, 8/15/26(1)		871	$508,991

iHeartCommunications, Inc., 8.375%, 5/1/27		326	318,753

Sirius XM Radio, Inc., 5.50%, 7/1/29(1)		450	490,646

Terrier Media Buyer, Inc., 8.875%, 12/15/27(1)		844	864,357

			$2,182,747

Real Estate Investment Trusts (REITs) — 1.2%

ADLER Group S.A., 3.25%, 8/5/25(2)	EUR	1,800	$2,072,786

Consus Real Estate AG, 9.625%, 5/15/24(2)	EUR	1,350	1,678,406

HAT Holdings I, LLC/HAT Holdings II, LLC, 3.75%, 9/15/30(1)		283	284,061

HAT Holdings I, LLC/HAT Holdings II, LLC, 6.00%, 4/15/25(1)		161	171,063

Service Properties Trust, 5.00%, 8/15/22		455	450,450

Service Properties Trust, 7.50%, 9/15/25		290	304,235

			$4,961,001

Retail — 0.2%

Group 1 Automotive, Inc., 4.00%, 8/15/28(1)		260	$260,650

Ken Garff Automotive, LLC, 4.875%, 9/15/28(1)		304	301,781

Specialty Building Products Holdings, LLC/SBP Finance Corp., 6.375%, 9/30/26(1)		140	142,975

			$705,406

Retailers (Except Food and Drug) — 0.6%

Academy, Ltd., 6.00%, 11/15/27(1)(5)		68	$68,130

Asbury Automotive Group, Inc., 4.50%, 3/1/28(1)		85	86,647

Asbury Automotive Group, Inc., 4.75%, 3/1/30(1)		111	114,746

Burlington Coat Factory Warehouse Corp., 6.25%, 4/15/25(1)		224	235,060

Dave & Buster’s, Inc., 7.625%, 11/1/25(1)		408	401,370

L Brands, Inc., 6.625%, 10/1/30(1)		280	294,525

L Brands, Inc., 6.75%, 7/1/36		46	46,556

L Brands, Inc., 6.875%, 7/1/25(1)		133	142,774

L Brands, Inc., 6.875%, 11/1/35		488	496,235

13	See Notes to Financial Statements.

Eaton Vance

Multi-Asset Credit Fund

October 31, 2020

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Retailers (Except Food and Drug) (continued)

L Brands, Inc., 7.60%, 7/15/37		55	$52,938

L Brands, Inc., 9.375%, 7/1/25(1)		93	107,996

White Cap Buyer, LLC, 6.875%, 10/15/28(1)		177	181,757

			$2,228,734

Semiconductors & Semiconductor Equipment — 0.1%

ON Semiconductor Corp., 3.875%, 9/1/28(1)		484	$493,075

			$493,075

Software and Services — 0.2%

Black Knight InfoServ, LLC, 3.625%, 9/1/28(1)		226	$229,108

Gartner, Inc., 3.75%, 10/1/30(1)		209	213,985

Gartner, Inc., 4.50%, 7/1/28(1)		264	275,935

LogMeIn, Inc., 5.50%, 9/1/27(1)		199	201,985

			$921,013

Steel — 0.8%

Allegheny Ludlum, LLC, 6.95%, 12/15/25		328	$329,195

Allegheny Technologies, Inc., 5.875%, 12/1/27		574	541,354

Big River Steel, LLC/BRS Finance Corp., 6.625%, 1/31/29(1)		454	468,471

Infrabuild Australia Pty, Ltd., 12.00%, 10/1/24(1)		1,760	1,751,200

			$3,090,220

Surface Transport — 0.4%

Anglian Water Osprey Financing PLC, 4.00%, 3/8/26(2)	GBP	1,200	$1,533,846

XPO Logistics, Inc., 6.25%, 5/1/25(1)		251	267,238

			$1,801,084

Technology — 0.2%

Dell International, LLC/EMC Corp., 6.10%, 7/15/27(1)		229	$272,334

Dell International, LLC/EMC Corp., 7.125%, 6/15/24(1)		647	671,120

			$943,454

Telecommunications — 3.2%

Altice Financing S.A., 2.25%, 1/15/25(2)	EUR	423	$460,625

Altice Finco S.A., 4.75%, 1/15/28(2)	EUR	1,175	1,238,679

Altice France Holding S.A., 8.00%, 5/15/27(1)	EUR	750	918,800

Connect Finco S.a.r.l./Connect US Finco, LLC, 6.75%, 10/1/26(1)		462	466,043

Hughes Satellite Systems Corp., 6.625%, 8/1/26		783	850,874

PLT VII Finance S.a.r.l., 4.625%, 1/5/26(2)	EUR	770	901,264

Qwest Corp., 7.25%, 9/15/25		283	325,717

Security		Principal Amount* (000’s omitted)	Value

Telecommunications (continued)

Sprint Corp., 7.625%, 2/15/25		405	$478,659

Sprint Corp., 7.625%, 3/1/26		214	260,756

Sprint Corp., 7.875%, 9/15/23		623	712,167

Summer (BC) Holdco B S.a.r.l., 5.75%, 10/31/26(2)	EUR	1,280	1,475,910

Switch, Ltd., 3.75%, 9/15/28(1)		170	170,531

T-Mobile USA, Inc., 6.50%, 1/15/26		750	782,438

Telecom Italia SpA, 2.75%, 4/15/25(2)	EUR	1,400	1,691,364

Telecom Italia SpA, 3.00%, 9/30/25(2)	EUR	535	652,701

Vmed O2 UK Financing I PLC, 3.25%, 1/31/31(2)	EUR	1,350	1,542,797

VTR Comunicaciones SpA, 5.125%, 1/15/28(1)		200	211,320

			$13,140,645

Transportation — 0.9%

Cargo Aircraft Management, Inc., 4.75%, 2/1/28(1)		166	$169,009

Getlink SE, 3.50%, 10/30/25(2)	EUR	1,268	1,483,985

JSL Europe S.A., 7.75%, 7/26/24(1)		1,441	1,480,267

Watco Cos., LLC/Watco Finance Corp., 6.50%, 6/15/27(1)		553	574,774

			$3,708,035

Utilities — 0.4%

Calpine Corp., 4.50%, 2/15/28(1)		468	$476,892

Calpine Corp., 5.00%, 2/1/31(1)		265	270,949

Calpine Corp., 5.125%, 3/15/28(1)		704	726,894

			$1,474,735

Total Corporate Bonds & Notes (identified cost $191,257,465)			$193,011,131

Senior Floating-Rate Loans — 35.1%(10)
Borrower / Tranche Description		Principal Amount* (000’s omitted)	Value

Aerospace and Defense — 1.2%

Dynasty Acquisition Co., Inc., Term Loan, 3.72%, (3 mo. USD LIBOR + 3.50%), Maturing 4/6/26		1,035	$929,997

Dynasty Acquisition Co., Inc., Term Loan, 3.72%, (3 mo. USD LIBOR + 3.50%), Maturing 4/6/26		556	499,998

TransDigm, Inc., Term Loan, 2.40%, (1 mo. USD LIBOR + 2.25%), Maturing 12/9/25		3,713	3,500,768

			$4,930,763

14	See Notes to Financial Statements.

Eaton Vance

Multi-Asset Credit Fund

October 31, 2020

Portfolio of Investments — continued

Borrower / Tranche Description		Principal Amount* (000’s omitted)	Value

Automotive — 0.0%(7)

Dayco Products, LLC, Term Loan, 4.51%, (3 mo. USD LIBOR + 4.25%), Maturing 5/19/23		98	$62,220

Garrett LX III S.a.r.l., Term Loan, 3.75%, (1 mo. EURIBOR + 3.75%), Maturing 9/27/25	EUR	61	69,632

			$131,852

Building and Development — 1.2%

Core & Main L.P., Term Loan, 3.75%, (3 mo. USD LIBOR + 2.75%, Floor 1.00%), Maturing 8/1/24		1,379	$1,344,461

Cushman & Wakefield U.S. Borrower, LLC, Term Loan, 2.90%, (1 mo. USD LIBOR + 2.75%), Maturing 8/21/25		2,279	2,186,618

Quikrete Holdings, Inc., Term Loan, 2.65%, (1 mo. USD LIBOR + 2.50%), Maturing 2/1/27		199	194,985

Werner FinCo L.P., Term Loan, 5.00%, (1 mo. USD LIBOR + 4.00%, Floor 1.00%), Maturing 7/24/24		1,189	1,150,153

WireCo WorldGroup, Inc., Term Loan, 6.00%, (6 mo. USD LIBOR + 5.00%, Floor 1.00%), Maturing 9/30/23		97	85,261

			$4,961,478

Business Equipment and Services — 3.5%

AlixPartners, LLP, Term Loan, 2.64%, (1 mo. USD LIBOR + 2.50%), Maturing 4/4/24		2,723	$2,643,216

Allied Universal Holdco, LLC, Term Loan, 4.40%, (1 mo. USD LIBOR + 4.25%), Maturing 7/10/26		3,177	3,116,346

Hillman Group, Inc. (The), Term Loan, 4.15%, (1 mo. USD LIBOR + 4.00%), Maturing 5/31/25		14	13,486

IG Investment Holdings, LLC, Term Loan, 5.00%, (3 mo. USD LIBOR + 4.00%, Floor 1.00%), Maturing 5/23/25		98	96,207

Iron Mountain, Inc., Term Loan, 1.90%, (1 mo. USD LIBOR + 1.75%), Maturing 1/2/26		2,054	1,982,046

Pike Corporation, Term Loan, 3.28%, (1 mo. USD LIBOR + 3.00%), Maturing 7/24/26		125	123,347

Presidio, Inc., Term Loan, 3.72%, (3 mo. USD LIBOR + 3.50%), Maturing 1/22/27		2,494	2,445,434

Sabre GLBL, Inc., Term Loan, 2.75%, (1 mo. USD LIBOR + 2.00%, Floor 0.75%), Maturing 2/22/24		995	941,825

Spin Holdco, Inc., Term Loan, 4.25%, (3 mo. USD LIBOR + 3.25%, Floor 1.00%), Maturing 11/14/22		2,776	2,710,029

			$14,071,936

Cable and Satellite Television — 2.3%

Altice France S.A., Term Loan, 4.24%, (3 mo. USD LIBOR + 4.00%), Maturing 8/14/26		3,462	$3,369,571

Borrower / Tranche Description		Principal Amount* (000’s omitted)	Value

Cable and Satellite Television (continued)

Telenet Financing USD, LLC, Term Loan, 2.15%, (1 mo. USD LIBOR + 2.00%), Maturing 4/30/28		2,525	$2,442,544

Virgin Media Bristol, LLC, Term Loan, 2.65%, (1 mo. USD LIBOR + 2.50%), Maturing 1/31/28		3,800	3,676,762

			$9,488,877

Chemicals and Plastics — 0.9%

Axalta Coating Systems US Holdings, Inc., Term Loan, 1.97%, (3 mo. USD LIBOR + 1.75%), Maturing 6/1/24		988	$961,226

Ferro Corporation, Term Loan, 2.47%, (3 mo. USD LIBOR + 2.25%), Maturing 2/14/24		99	97,969

Ferro Corporation, Term Loan, 2.47%, (3 mo. USD LIBOR + 2.25%), Maturing 2/14/24		97	95,885

H.B. Fuller Company, Term Loan, 2.15%, (1 mo. USD LIBOR + 2.00%), Maturing 10/20/24		165	162,834

Messer Industries GmbH, Term Loan, 2.50%, (3 mo. EURIBOR + 2.50%), Maturing 3/1/26	EUR	75	86,257

PQ Corporation, Term Loan, 2.46%, (3 mo. USD LIBOR + 2.25%), Maturing 2/7/27		82	79,709

Starfruit Finco B.V., Term Loan, 3.15%, (1 mo. USD LIBOR + 3.00%), Maturing 10/1/25		198	192,370

Starfruit Finco B.V., Term Loan, 3.25%, (1 mo. EURIBOR + 3.25%), Maturing 10/1/25	EUR	75	85,680

Tronox Finance, LLC, Term Loan, 3.18%, (USD LIBOR + 3.00%), Maturing 9/23/24(11)		585	574,201

Univar, Inc., Term Loan, 2.40%, (1 mo. USD LIBOR + 2.25%), Maturing 7/1/24		1,512	1,482,818

			$3,818,949

Cosmetics / Toiletries — 0.7%

Kronos Acquisition Holdings, Inc., Term Loan, 5.00%, (3 mo. USD LIBOR + 4.00%, Floor 1.00%), Maturing 5/15/23		2,695	$2,676,301

			$2,676,301

Drugs — 1.5%

Bausch Health Companies, Inc., Term Loan, 3.15%, (1 mo. USD LIBOR + 3.00%), Maturing 6/2/25		3,023	$2,957,232

Horizon Therapeutics USA, Inc., Term Loan, 2.19%, (1 mo. USD LIBOR + 2.00%), Maturing 5/22/26		51	50,144

Jaguar Holding Company II, Term Loan, 3.50%, (1 mo. USD LIBOR + 2.50%, Floor 1.00%), Maturing 8/18/22		2,869	2,853,105

			$5,860,481

15	See Notes to Financial Statements.

Eaton Vance

Multi-Asset Credit Fund

October 31, 2020

Portfolio of Investments — continued

Borrower / Tranche Description	Principal Amount* (000’s omitted)	Value

Ecological Services and Equipment — 0.3%

GFL Environmental, Inc., Term Loan, 4.00%, (3 mo. USD LIBOR + 3.00%, Floor 1.00%), Maturing 5/30/25	1,234	$1,224,861

		$1,224,861

Electronics / Electrical — 6.6%

Applied Systems, Inc., Term Loan, 4.25%, (3 mo. USD LIBOR + 3.25%, Floor 1.00%), Maturing 9/19/24	3,318	$3,306,591

Avast Software B.V., Term Loan, 3.25%, (3 mo. USD LIBOR + 2.25%, Floor 1.00%), Maturing 9/29/23	13	13,442

Banff Merger Sub, Inc., Term Loan, 4.40%, (1 mo. USD LIBOR + 4.25%), Maturing 10/2/25	2,770	2,693,217

Electro Rent Corporation, Term Loan, 6.00%, (3 mo. USD LIBOR + 5.00%, Floor 1.00%), Maturing 1/31/24	1,985	1,957,249

Epicor Software Corporation, Term Loan, 5.25%, (1 mo. USD LIBOR + 4.25%, Floor 1.00%), Maturing 7/30/27	3,030	3,024,410

Finastra USA, Inc., Term Loan 4.50%, (USD LIBOR + 3.50%, Floor 1.00%), Maturing 6/13/24(11)	995	941,417

Go Daddy Operating Company, LLC, Term Loan, 1.90%, (1 mo. USD LIBOR + 1.75%), Maturing 2/15/24	147	143,661

Hyland Software, Inc., Term Loan, 4.25%, (1 mo. USD LIBOR + 3.50%, Floor 0.75%), Maturing 7/1/24	3,312	3,271,349

Informatica, LLC, Term Loan, 3.40%, (1 mo. USD LIBOR + 3.25%), Maturing 2/25/27	2,363	2,288,687

MA FinanceCo., LLC, Term Loan, 2.65%, (1 mo. USD LIBOR + 2.50%), Maturing 6/21/24	51	48,243

Seattle Spinco, Inc., Term Loan, 2.65%, (1 mo. USD LIBOR + 2.50%), Maturing 6/21/24	344	325,796

SolarWinds Holdings, Inc., Term Loan, 2.90%, (1 mo. USD LIBOR + 2.75%), Maturing 2/5/24	1,686	1,658,109

Tibco Software, Inc., Term Loan, 3.90%, (1 mo. USD LIBOR + 3.75%), Maturing 6/30/26	2,838	2,761,493

Uber Technologies, Inc., Term Loan, 3.65%, (1 mo. USD LIBOR + 3.50%), Maturing 7/13/23	246	241,993

Uber Technologies, Inc., Term Loan, 5.00%, (1 mo. USD LIBOR + 4.00%, Floor 1.00%), Maturing 4/4/25	985	974,053

Ultimate Software Group, Inc. (The), Term Loan, 3.90%, (1 mo. USD LIBOR + 3.75%), Maturing 5/4/26	2,482	2,442,116

Ultimate Software Group, Inc. (The), Term Loan, 4.75%, (3 mo. USD LIBOR + 4.00%, Floor 0.75%), Maturing 5/4/26	750	746,615

		$26,838,441

Borrower / Tranche Description	Principal Amount* (000’s omitted)	Value

Financial Intermediaries — 0.2%

BellRing Brands, LLC, Term Loan, 6.00%, (1 mo. USD LIBOR + 5.00%, Floor 1.00%), Maturing 10/21/24	233	$233,678

Spectacle Gary Holdings, LLC, Term Loan, 11.00%, (3 mo. USD LIBOR + 9.00%, Floor 2.00%), Maturing 12/23/25	416	394,292

Spectacle Gary Holdings, LLC, Term Loan, 11.00%, Maturing 12/23/25(12)	30	28,572

		$656,542

Food Products — 2.0%

HLF Financing S.a.r.l., Term Loan, 2.90%, (1 mo. USD LIBOR + 2.75%), Maturing 8/18/25	2,623	$2,585,002

JBS USA LUX S.A., Term Loan, 2.15%, (1 mo. USD LIBOR + 2.00%), Maturing 5/1/26	2,889	2,829,398

Nomad Foods Europe Midco Limited, Term Loan, 2.40%, (1 mo. USD LIBOR + 2.25%), Maturing 5/15/24	2,623	2,568,304

		$7,982,704

Food Service — 0.6%

1011778 B.C. Unlimited Liability Company, Term Loan, 1.90%, (1 mo. USD LIBOR + 1.75%), Maturing 11/19/26	2,407	$2,317,058

		$2,317,058

Health Care — 2.2%

ADMI Corp., Term Loan, 2.90%, (1 mo. USD LIBOR + 2.75%), Maturing 4/30/25	545	$526,894

Avantor Funding, Inc., Term Loan, 3.25%, (1 mo. USD LIBOR + 2.25%, Floor 1.00%), Maturing 11/21/24	2,247	2,233,406

Change Healthcare Holdings, LLC, Term Loan, 3.50%, (USD LIBOR + 2.50%, Floor 1.00%), Maturing 3/1/24(11)	2,396	2,343,564

CHG Healthcare Services, Inc., Term Loan, 4.00%, (6 mo. USD LIBOR + 3.00%, Floor 1.00%), Maturing 6/7/23	98	95,572

MPH Acquisition Holdings, LLC, Term Loan, 3.75%, (3 mo. USD LIBOR + 2.75%, Floor 1.00%), Maturing 6/7/23	2,326	2,300,043

National Mentor Holdings, Inc., Term Loan, 4.40%, (1 mo. USD LIBOR + 4.25%), Maturing 3/9/26	142	139,654

National Mentor Holdings, Inc., Term Loan, 4.40%, (1 mo. USD LIBOR + 4.25%), Maturing 3/9/26	6	6,375

Ortho-Clinical Diagnostics S.A., Term Loan, 3.39%, (1 mo. USD LIBOR + 3.25%), Maturing 6/30/25	387	375,258

16	See Notes to Financial Statements.

Eaton Vance

Multi-Asset Credit Fund

October 31, 2020

Portfolio of Investments — continued

Borrower / Tranche Description	Principal Amount* (000’s omitted)	Value

Health Care (continued)

RegionalCare Hospital Partners Holdings, Inc., Term Loan, 3.90%, (1 mo. USD LIBOR + 3.75%), Maturing 11/16/25	125	$121,829

U.S. Anesthesia Partners, Inc., Term Loan, 4.00%, (6 mo. USD LIBOR + 3.00%, Floor 1.00%), Maturing 6/23/24	575	539,988

		$8,682,583

Industrial Equipment — 2.7%

Apex Tool Group, LLC, Term Loan, 6.50%, (1 mo. USD LIBOR + 5.25%, Floor 1.25%), Maturing 8/1/24	2,050	$1,949,187

DexKo Global, Inc., Term Loan, 4.50%, (1 mo. USD LIBOR + 3.50%, Floor 1.00%), Maturing 7/24/24	1,090	1,066,022

EWT Holdings III Corp., Term Loan, 2.90%, (1 mo. USD LIBOR + 2.75%), Maturing 12/20/24	1,858	1,824,648

Filtration Group Corporation, Term Loan, 3.15%, (1 mo. USD LIBOR + 3.00%), Maturing 3/29/25	2,175	2,119,552

Gardner Denver, Inc., Term Loan, 1.90%, (1 mo. USD LIBOR + 1.75%), Maturing 3/1/27	194	187,722

Gates Global, LLC, Term Loan, 3.75%, (1 mo. USD LIBOR + 2.75%, Floor 1.00%), Maturing 4/1/24	98	96,069

Ingersoll-Rand Services Company, Term Loan, 1.90%, (1 mo. USD LIBOR + 1.75%), Maturing 3/1/27	995	963,906

LTI Holdings, Inc., Term Loan, 3.65%, (1 mo. USD LIBOR + 3.50%), Maturing 9/6/25	995	928,388

Robertshaw US Holding Corp., Term Loan, 4.50%, (1 mo. USD LIBOR + 3.50%, Floor 1.00%), Maturing 2/28/25	1,932	1,781,893

		$10,917,387

Insurance — 2.4%

AmWINS Group, Inc., Term Loan, 3.75%, (1 mo. USD LIBOR + 2.75%, Floor 1.00%), Maturing 1/25/24	2,623	$2,594,123

Asurion, LLC, Term Loan, 3.15%, (1 mo. USD LIBOR + 3.00%), Maturing 8/4/22	1,272	1,254,099

Asurion, LLC, Term Loan, 3.15%, (1 mo. USD LIBOR + 3.00%), Maturing 11/3/23	497	488,749

Asurion, LLC, Term Loan - Second Lien, 6.65%, (1 mo. USD LIBOR + 6.50%), Maturing 8/4/25	1,152	1,154,846

Hub International Limited, Term Loan, 3.21%, (3 mo. USD LIBOR + 3.00%), Maturing 4/25/25	2,716	2,617,250

USI, Inc., Term Loan 3.22%, (3 mo. USD LIBOR + 3.00%), Maturing 5/16/24	1,486	1,434,898

		$9,543,965

Borrower / Tranche Description		Principal Amount* (000’s omitted)	Value

Leisure Goods / Activities / Movies — 1.6%

Bombardier Recreational Products, Inc., Term Loan, 6.00%, (3 mo. USD LIBOR + 5.00%, Floor 1.00%), Maturing 5/24/27		998	$1,006,228

Crown Finance US, Inc., Term Loan, 2.77%, (6 mo. USD LIBOR + 2.50%), Maturing 2/28/25		2,789	1,592,361

Crown Finance US, Inc., Term Loan, 3.02%, (6 mo. USD LIBOR + 2.75%), Maturing 9/30/26		248	138,352

Delta 2 (LUX) S.a.r.l., Term Loan, 3.50%, (1 mo. USD LIBOR + 2.50%, Floor 1.00%), Maturing 2/1/24		2,250	2,170,548

Lindblad Expeditions, Inc., Term Loan, 5.50%, (1 mo. USD LIBOR + 4.75%, Floor 0.75%), 4.25 cash, 1.25% PIK, Maturing 3/27/25		78	72,939

Lindblad Expeditions, Inc., Term Loan, 5.75%, (1 mo. USD LIBOR + 5.00%, Floor 0.75%), 4.50% cash, 1.25% PIK, Maturing 3/27/25		20	18,235

Playtika Holding Corp., Term Loan, 7.00%, (6 mo. USD LIBOR + 6.00%, Floor 1.00%), Maturing 12/10/24		1,373	1,377,233

SRAM, LLC, Term Loan, 3.75%, (USD LIBOR + 2.75%, Floor 1.00%), Maturing 3/15/24(11)		190	189,527

Vue International Bidco PLC, Term Loan, 4.75%, (6 mo. EURIBOR + 4.75%), Maturing 7/3/26	EUR	42	36,154

			$6,601,577

Lodging and Casinos — 0.6%

CityCenter Holdings, LLC, Term Loan, 3.00%, (1 mo. USD LIBOR + 2.25%, Floor 0.75%), Maturing 4/18/24		147	$138,199

Four Seasons Hotels Limited, Term Loan, 2.15%, (1 mo. USD LIBOR + 2.00%), Maturing 11/30/23		98	94,336

Golden Nugget, Inc., Term Loan, 3.25%, (2 mo. USD LIBOR + 2.50%, Floor 0.75%), Maturing 10/4/23		2,407	2,132,769

			$2,365,304

Oil and Gas — 0.8%

CITGO Petroleum Corporation, Term Loan, 6.00%, (6 mo. USD LIBOR + 5.00%, Floor 1.00%), Maturing 3/28/24		1,576	$1,481,898

Prairie ECI Acquiror L.P., Term Loan, 4.90%, (1 mo. USD LIBOR + 4.75%), Maturing 3/11/26		1,875	1,687,500

PSC Industrial Holdings Corp., Term Loan, 4.75%, (6 mo. USD LIBOR + 3.75%, Floor 1.00%), Maturing 10/11/24		196	185,910

			$3,355,308

Publishing — 0.5%

Getty Images, Inc. Term Loan, 4.69%, (1 mo. USD LIBOR + 4.50%), Maturing 2/19/26		2,156	$2,018,901

			$2,018,901

17	See Notes to Financial Statements.

Eaton Vance

Multi-Asset Credit Fund

October 31, 2020

Portfolio of Investments — continued

Borrower / Tranche Description		Principal Amount* (000’s omitted)	Value

Radio and Television — 0.2%

Sinclair Television Group, Inc., Term Loan, 2.65%, (1 mo. USD LIBOR + 2.50%), Maturing 9/30/26		995	$966,784

			$966,784

Retailers (Except Food and Drug) — 0.9%

BJ’s Wholesale Club, Inc., Term Loan, 2.15%, (1 mo. USD LIBOR + 2.00%), Maturing 2/3/24		1,358	$1,339,560

Hoya Midco, LLC, Term Loan, 4.50%, (6 mo. USD LIBOR + 3.50%, Floor 1.00%), Maturing 6/30/24		197	168,298

PetSmart, Inc., Term Loan, 4.50%, (6 mo. USD LIBOR + 3.50%, Floor 1.00%), Maturing 3/11/22		2,141	2,126,607

			$3,634,465

Steel — 0.1%

Zekelman Industries, Inc., Term Loan, 2.15%, (1 mo. USD LIBOR + 2.00%), Maturing 1/24/27		498	$484,207

			$484,207

Telecommunications — 1.5%

CenturyLink, Inc., Term Loan, 2.40%, (1 mo. USD LIBOR + 2.25%), Maturing 3/15/27		2,757	$2,658,937

eircom Finco S.a.r.l., Term Loan, 3.00%, (1 mo. EURIBOR + 3.00%), Maturing 5/15/26	EUR	76	87,699

Ziggo Financing Partnership, Term Loan, 2.65%, (1 mo. USD LIBOR + 2.50%), Maturing 4/30/28		3,350	3,221,119

			$5,967,755

Utilities — 0.6%

Brookfield WEC Holdings, Inc., Term Loan, 3.75%, (1 mo. USD LIBOR + 3.00%, Floor 0.75%), Maturing 8/1/25		296	$289,986

Calpine Corporation, Term Loan, 2.40%, (1 mo. USD LIBOR + 2.25%), Maturing 1/15/24		2,366	2,312,708

			$2,602,694

Total Senior Floating-Rate Loans (identified cost $145,006,024)			$142,101,173

Asset-Backed Securities — 5.5%
Security		Principal Amount (000’s omitted)	Value

Allegany Park CLO, Ltd.

Series 2019-1A, Class E, 6.993%, (3 mo. USD LIBOR + 6.78%), 1/20/33(1)(6)		$1,000	$924,932

Security	Principal Amount (000’s omitted)	Value

Ares LII CLO, Ltd.

Series 2019-52A, Class D, 4.166%, (3 mo. USD LIBOR + 3.95%), 4/22/31(1)(6)	$1,750	$1,722,734

Series 2019-52A, Class E, 6.766%, (3 mo. USD LIBOR + 6.55%), 4/22/31(1)(6)	250	231,316

Bardot CLO, Ltd.

Series 2019-2A, Class E, 7.166%, (3 mo. USD LIBOR + 6.95%), 10/22/32(1)(6)	500	476,188

Benefit Street Partners CLO XIX, Ltd.

Series 2019-19A, Class D, 4.037%, (3 mo. USD LIBOR + 3.80%), 1/15/33(1)(6)	1,000	943,604

Series 2019-19A, Class E, 7.257%, (3 mo. USD LIBOR + 7.02%), 1/15/33(1)(6)	1,000	948,532

Benefit Street Partners CLO XVIII, Ltd.

Series 2019-18A, Class E, 7.137%, (3 mo. USD LIBOR + 6.90%), 10/15/32(1)(6)	500	468,300

BlueMountain CLO XXVI, Ltd.

Series 2019-26A, Class E, 7.918%, (3 mo. USD LIBOR + 7.70%), 10/20/32(1)(6)	500	489,136

BlueMountain CLO, Ltd.

Series 2018-1A, Class E, 6.164%, (3 mo. USD LIBOR + 5.95%), 7/30/30(1)(6)	250	199,492

Carlyle Global Market Strategies CLO, Ltd.

Series 2014-3RA, Class C, 3.167%, (3 mo. USD LIBOR + 2.95%), 7/27/31(1)(6)	2,725	2,329,948

Series 2014-4RA, Class C, 3.137%, (3 mo. USD LIBOR + 2.90%), 7/15/30(1)(6)	2,000	1,736,581

Series 2014-4RA, Class D, 5.887%, (3 mo. USD LIBOR + 5.65%), 7/15/30(1)(6)	250	188,840

Series 2015-5A, Class DR, 6.918%, (3 mo. USD LIBOR + 6.70%), 1/20/32(1)(6)	250	195,828

Coinstar Funding, LLC

Series 2017-1A, Class A2, 5.216%, 4/25/47(1)	63	59,737

Foundation Finance Trust

Series 2017-1A, Class A, 3.30%, 7/15/33(1)	26	26,929

Kayne CLO 5, Ltd.

Series 2019-5A, Class E, 6.915%, (3 mo. USD LIBOR + 6.70%), 7/24/32(1)(6)	500	476,502

Madison Park Funding XXXVI, Ltd.

Series 2019-36A, Class D, 3.987%, (3 mo. USD LIBOR + 3.75%), 1/15/33(1)(6)	1,000	985,307

Series 2019-36A, Class E, 7.487%, (3 mo. USD LIBOR + 7.25%), 1/15/33(1)(6)	1,000	974,346

Neuberger Berman CLO XXII, Ltd.

Series 2016-22A, Class ER, 6.278%, (3 mo. USD LIBOR + 6.06%), 10/17/30(1)(6)	250	224,849

NRZ Excess Spread-Collateralized Notes

Series 2018-PLS1, Class A, 3.193%, 1/25/23(1)	92	92,629

18	See Notes to Financial Statements.

Eaton Vance

Multi-Asset Credit Fund

October 31, 2020

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Oaktree CLO, Ltd.

Series 2019-3A, Class D, 4.178%, (3 mo. USD LIBOR + 3.96%), 7/20/31(1)(6)	$2,500	$2,351,046

Series 2019-3A, Class E, 6.988%, (3 mo. USD LIBOR + 6.77%), 7/20/31(1)(6)	1,000	828,452

Palmer Square CLO, Ltd.

Series 2013-2A, Class DRR, 6.068%, (3 mo. USD LIBOR + 5.85%), 10/17/31(1)(6)	250	222,368

Series 2019-1A, Class D, 7.265%, (3 mo. USD LIBOR + 7.00%), 11/14/32(1)(6)	500	488,902

Pnmac Gmsr Issuer Trust

Series 2018-GT2, Class A, 2.799%, (1 mo. USD LIBOR + 2.65%), 8/25/25(1)(6)	117	113,237

Regatta XII Funding, Ltd.

Series 2019-1A, Class E, 7.087%, (3 mo. USD LIBOR + 6.85%), 10/15/32(1)(6)	400	379,314

Regatta XIV Funding, Ltd.

Series 2018-3A, Class E, 6.165%, (3 mo. USD LIBOR + 5.95%), 10/25/31(1)(6)	1,000	868,828

Regatta XV Funding, Ltd.

Series 2018-4A, Class D, 6.715%, (3 mo. USD LIBOR + 6.50%), 10/25/31(1)(6)	250	223,839

Southwick Park CLO, LLC

Series 2019-4A, Class D, 4.068%, (3 mo. USD LIBOR + 3.85%), 7/20/32(1)(6)	3,000	2,974,330

Voya CLO, Ltd.

Series 2016-3A, Class DR, 6.298%, (3 mo. USD LIBOR + 6.08%), 10/18/31(1)(6)	250	205,770

Total Asset-Backed Securities (identified cost $23,742,080)		$22,351,816

Collateralized Mortgage Obligations — 1.6%
Security	Principal Amount (000’s omitted)	Value

Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes:

Series 2020-DNA4, Class M2, 3.899%, (1 mo. USD LIBOR + 3.75%), 8/25/50(1)(6)	$2,333	$2,362,964

Series 2020-HQA4, Class M2, 3.299%, (1 mo. USD LIBOR + 3.15%), 9/25/50(1)(6)	4,170	4,202,105

Total Collateralized Mortgage Obligations (identified cost $6,503,333)		$6,565,069

Commercial Mortgage-Backed Securities — 0.9%
Security	Principal Amount (000’s omitted)	Value

BAMLL Commercial Mortgage Securities Trust

Series 2019-BPR, Class ENM, 3.719%, 11/5/32(1)(13)	$600	$453,669

Citigroup Commercial Mortgage Trust

Series 2017-MDRB, Class C, 2.648%, (1 mo. USD LIBOR + 2.50%), 7/15/30(1)(6)	100	94,980

COMM Mortgage Trust

Series 2015-CR22, Class D, 4.107%, 3/10/48(1)(13)	100	93,135

JPMorgan Chase Commercial Mortgage Securities Trust

Series 2011-C5, Class D, 5.424%, 8/15/46(1)(13)	150	121,424

Series 2014-DSTY, Class B, 3.771%, 6/10/27(1)	150	47,082

Natixis Commercial Mortgage Securities Trust

Series 2018-FL1, Class C, 2.352%, (1 mo. USD LIBOR + 2.20%), 6/15/35(1)(6)	100	91,495

RETL Trust

Series 2019-RVP, Class C, 2.248%, (1 mo. USD LIBOR + 2.10%), 3/15/36(1)(6)	410	378,761

Wells Fargo Commercial Mortgage Trust

Series 2015-LC22, Class C, 4.536%, 9/15/58(13)	100	99,650

Series 2016-C35, Class D, 3.142%, 7/15/48(1)	1,700	1,264,010

WF-RBS Commercial Mortgage Trust

Series 2014-C24, Class D, 3.692%, 11/15/47(1)	2,025	828,410

Total Commercial Mortgage-Backed Securities (identified cost $4,162,057)		$3,472,616

Foreign Government Bonds — 1.8%
Security	Principal Amount (000’s omitted)	Value

Egypt — 0.6%

Arab Republic of Egypt, 7.053%, 1/15/32(2)	$2,500	$2,450,135

Total Egypt		$2,450,135

Jordan — 0.5%

Jordan Government International Bond, 7.375%, 10/10/47(2)	$2,100	$2,177,458

Total Jordan		$2,177,458

Ukraine — 0.7%

Ukraine Government International Bond, 9.75%, 11/1/28(2)	$2,550	$2,787,354

Total Ukraine		$2,787,354

Total Foreign Government Bonds (identified cost $7,653,095)		$7,414,947

19	See Notes to Financial Statements.

Eaton Vance

Multi-Asset Credit Fund

October 31, 2020

Portfolio of Investments — continued

Common Stocks — 0.0%(7)
Security	Shares	Value

Oil and Gas — 0.0%

Sable Permian Resources, LLC(14)(15)(16)	11,719,991	$0

		$0

Radio and Television — 0.0%(7)

Clear Channel Outdoor Holdings, Inc.(15)(16)	401	$359

iHeartMedia, Inc., Class A(15)(16)	84	690

Total Common Stocks (identified cost $11,462,635)		$1,049

Convertible Bonds — 0.0%(7)
Security	Principal Amount (000’s omitted)	Value

Cinemark Holdings, Inc., 4.50%, 8/15/25(1)	$90	$78,134

Total Convertible Bonds (identified cost $90,000)		$78,134

Preferred Stocks — 0.2%
Security	Shares	Value

Distribution & Wholesale — 0.2%

WESCO International, Inc., Series A, 10.625%	21,576	$625,272

Total Preferred Stocks (identified cost $596,558)		$625,272

Warrants — 0.0%(7)
Security	Shares	Value

iHeartMedia, Inc., Exp. 5/1/39(15)(16)	427	$3,510

Sable Permian Resources, LLC, Exp. 5/2/22(14)(15)(16)	1,938,645	0

Total Warrants (identified cost $7,076)		$3,510

Short-Term Investments — 4.4%
Description	Units	Value

Eaton Vance Cash Reserves Fund, LLC, 0.12%(17)	17,738,064	$17,738,064

Total Short-Term Investments (identified cost $17,738,064)		$17,738,064

Total Investments — 97.2% (identified cost $408,218,387)		$393,362,781

Less Unfunded Loan Commitments — (0.0)%(7)		$(30,135)

Net Investments — 97.2% (identified cost $408,188,252)		$393,332,646

Other Assets, Less Liabilities — 2.8%		$11,441,210

Net Assets — 100.0%		$404,773,856

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

*	In U.S. dollars unless otherwise indicated.

(1)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At October 31, 2020, the aggregate value of these securities is $123,883,889 or 30.6% of the Fund’s net assets.

(2)

Security exempt from registration under Regulation S of the Securities Act of 1933, as amended, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, as amended. At October 31, 2020, the aggregate value of these securities is $72,766,302 or 18.0% of the Fund’s net assets.

(3)	Security converts to variable rate after the indicated fixed-rate coupon period.

(4)	Perpetual security with no stated maturity date but may be subject to calls by the issuer.

(5)	When-issued security.

(6)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2020.

(7)	Amount is less than 0.05% or (0.05)%, as applicable.

(8)	Issuer is in default with respect to interest and/or principal payments.

(9)	Represents a payment-in-kind security which may pay interest in additional principal at the issuer’s discretion.

(10)

Senior floating-rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will typically have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are redetermined periodically by reference to a base lending rate, plus a spread. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime

20	See Notes to Financial Statements.

Eaton Vance

Multi-Asset Credit Fund

October 31, 2020

Portfolio of Investments — continued

rate offered by one or more major United States banks (the “Prime Rate”). Base lending rates may be subject to a floor, or minimum rate. Senior Loans are generally subject to contractual restrictions that must be satisfied before they can be bought or sold.

(11)

The stated interest rate represents the weighted average interest rate at October 31, 2020 of contracts within the senior loan facility. Interest rates on contracts are primarily redetermined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period.

(12)

Unfunded or partially unfunded loan commitments. The stated interest rate reflects the weighted average of the reference rate and spread for the funded portion, if any, and the commitment fees on the portion of the loan that is unfunded. At October 31, 2020, the total value of unfunded loan commitments is $28,572. See Note 1G for description.

(13)	Weighted average fixed-rate coupon that changes/updates monthly. Rate shown is the rate at October 31, 2020.

(14)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 12).

(15)	Security was acquired in connection with a restructuring of a Senior Loan and may be subject to restrictions on resale.

(16)	Non-income producing security.

(17)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2020.

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

USD	3,143,928	EUR	2,659,688	State Street Bank and Trust Company	11/30/20	$44,479	$—

EUR	1,294,000	USD	1,510,264	Bank of America, N.A.	1/29/21	—	(19)

EUR	1,007,042	USD	1,176,760	Bank of America, N.A.	1/29/21	—	(1,428)

EUR	1,228,967	USD	1,455,258	Bank of America, N.A.	1/29/21	—	(20,914)

USD	13,946,046	EUR	11,846,311	Bank of America, N.A.	1/29/21	120,058	—

USD	3,649,864	EUR	3,070,793	Bank of America, N.A.	1/29/21	65,901	—

USD	1,506,857	EUR	1,268,000	Bank of America, N.A.	1/29/21	26,957	—

USD	13,737,514	EUR	11,669,379	Citibank, N.A.	1/29/21	118,026	—

USD	13,945,460	EUR	11,846,236	Goldman Sachs International	1/29/21	119,560	—

USD	13,874,835	EUR	11,787,207	State Street Bank and Trust Company	1/29/21	117,828	—

USD	5,380,276	GBP	4,141,911	Bank of America, N.A.	1/29/21	10,988	—

USD	5,380,430	GBP	4,142,029	Bank of America, N.A.	1/29/21	10,988	—

						$634,785	$(22,361)

Abbreviations:

EURIBOR	–	Euro Interbank Offered Rate

LIBOR	–	London Interbank Offered Rate

PIK	–	Payment In Kind

Currency Abbreviations:

EUR	–	Euro

GBP	–	British Pound Sterling

USD	–	United States Dollar

21	See Notes to Financial Statements.

Eaton Vance

Multi-Asset Credit Fund

October 31, 2020

Statement of Assets and Liabilities

Assets	October 31, 2020

Unaffiliated investments, at value (identified cost, $390,450,188)	$375,594,582

Affiliated investment, at value (identified cost, $17,738,064)	17,738,064

Cash	53,498,283

Deposits for derivatives collateral — forward foreign currency exchange contracts	230,000

Foreign currency, at value (identified cost, $1,610,037)	1,609,931

Interest receivable	3,297,494

Dividends receivable from affiliated investment	2,401

Receivable for investments sold	13,925,710

Receivable for Fund shares sold	500,605

Receivable for open forward foreign currency exchange contracts	634,785

Tax reclaims receivable	31,928

Receivable from affiliates	57,627

Total assets	$467,121,410

Liabilities

Cash collateral due to broker	$230,000

Payable for investments purchased	1,766,472

Payable for when-issued securities	6,302,251

Payable for Fund shares redeemed	1,877,799

Payable for open forward foreign currency exchange contracts	22,361

Distributions payable	89,130

Payable to affiliates:

Investment adviser and administration fee	192,241

Distribution and service fees	43,250

Trustees’ fees	1,857

Accrued expenses	234,281

Other liabilities	51,587,912

Total liabilities	$62,347,554

Net Assets	$404,773,856

Sources of Net Assets

Paid-in capital	$633,796,649

Accumulated loss	(229,022,793)

Total	$404,773,856

Class A Shares

Net Assets	$63,023,469

Shares Outstanding	6,173,077

Net Asset Value and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$10.21

Maximum Offering Price Per Share

(100 ÷ 95.25 of net asset value per share)	$10.72

Class C Shares

Net Assets	$34,272,873

Shares Outstanding	3,354,032

Net Asset Value and Offering Price Per Share*

(net assets ÷ shares of beneficial interest outstanding)	$10.22

Class I Shares

Net Assets	$304,388,850

Shares Outstanding	29,738,401

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$10.24

Class R6 Shares

Net Assets	$3,088,664

Shares Outstanding	301,808

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$10.23

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

22	See Notes to Financial Statements.

Eaton Vance

Multi-Asset Credit Fund

October 31, 2020

Statement of Operations

Investment Income	Year Ended October 31, 2020

Interest income (net of foreign taxes, $2,260)	$17,018,178

Dividends (net of foreign taxes, $15,403)	169,956

Dividends from affiliated investment	237,201

Total investment income	$17,425,335

Expenses

Investment adviser and administration fee	$1,869,523

Distribution and service fees

Class A	123,558

Class C	403,423

Trustees’ fees and expenses	19,920

Custodian fee	149,138

Transfer and dividend disbursing agent fees	187,836

Legal and accounting services	96,109

Printing and postage	99,731

Registration fees	97,579

Miscellaneous	41,491

Total expenses	$3,088,308

Deduct —

Allocation of expenses to affiliates	$50,706

Total expense reductions	$50,706

Net expenses	$3,037,602

Net investment income	$14,387,733

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —

Investment transactions	$(1,802,421)

Investment transactions — affiliated investment	6,424

Swap contracts	(244,361)

Foreign currency transactions	60,763

Forward foreign currency exchange contracts	(2,322,115)

Net realized loss	$(4,301,710)

Change in unrealized appreciation (depreciation) —

Investments	$(7,609,691)

Investments — affiliated investment	(1,016)

Foreign currency	(80,014)

Forward foreign currency exchange contracts	650,340

Net change in unrealized appreciation (depreciation)	$(7,040,381)

Net realized and unrealized loss	$(11,342,091)

Net increase in net assets from operations	$3,045,642

23	See Notes to Financial Statements.

Eaton Vance

Multi-Asset Credit Fund

October 31, 2020

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2020	2019

From operations —

Net investment income	$14,387,733	$1,768,358

Net realized gain (loss)	(4,301,710)	424,181

Net change in unrealized appreciation (depreciation)	(7,040,381)	233,457

Net increase in net assets from operations	$3,045,642	$2,425,996

Distributions to shareholders —

Class A	$(2,182,301)	$(65,398)

Class C	(1,489,679)	(21,758)

Class I	(11,549,478)	(1,708,455)

Class R6	(86,927)	(72	)(1)

Total distributions to shareholders	$(15,308,385)	$(1,795,683)

Transactions in shares of beneficial interest —

Proceeds from sale of shares

Class A	$27,645,321	$3,328,992

Class C	3,318,985	952,100

Class I	243,586,808	59,281,817

Class R6	2,954,799	10,000	(1)

Net asset value of shares issued to shareholders in payment of distributions declared

Class A	1,688,794	63,031

Class C	1,270,848	21,696

Class I	11,146,623	1,708,425

Class R6	86,848	72	(1)

Cost of shares redeemed

Class A	(17,905,187)	(741,754)

Class C	(22,544,513)	(210,795)

Class I	(146,092,195)	(10,733,691)

Class R6	(1,009,246)	—	(1)

Net asset value of shares converted

Class A	1,595,203	195,807

Class C	(1,595,203)	(195,807)

Issued in connection with tax-free reorganization (see Note 13)

Class A	49,265,322	—

Class C	56,076,812	—

Class I	132,888,445	—

Class R6	968,404	—

Net increase in net assets from Fund share transactions	$343,346,868	$53,679,893

Net increase in net assets	$331,084,125	$54,310,206

Net Assets

At beginning of year	$73,689,731	$19,379,525

At end of year	$404,773,856	$73,689,731

(1)	For the period from the commencement of operations, September 3, 2019, to October, 31, 2019.

24	See Notes to Financial Statements.

Eaton Vance

Multi-Asset Credit Fund

October 31, 2020

Financial Highlights

	Class A
	Year Ended October 31,
	2020	2019	2018		2017		2016

Net asset value — Beginning of year	$10.760	$10.620	$10.830		$10.030		$9.870

Income (Loss) From Operations

Net investment income(1)	$0.423	$0.496	$0.216		$0.142		$0.162

Net realized and unrealized gain (loss)	(0.500)	0.148	(0.118)		0.860		0.332

Total income (loss) from operations	$(0.077)	$0.644	$0.098		$1.002		$0.494

Less Distributions

From net investment income	$(0.473)	$(0.504)	$(0.308)		$(0.202)		$(0.163)

From net realized gain	—	—	—		—		(0.072)

Tax return of capital	—	—	—		—		(0.099)

Total distributions	$(0.473)	$(0.504)	$(0.308)		$(0.202)		$(0.334)

Net asset value — End of year	$10.210	$10.760	$10.620		$10.830		$10.030

Total Return(2)(3)	(0.66)%	6.22%	0.89%		10.12%		5.26%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$63,023	$3,888	$1,032		$25,477		$31,341

Ratios (as a percentage of average daily net assets):(4)

Expenses(3)	0.99%	1.00%	1.08	%(5)(6)	1.08	%(5)(6)	1.17	%(5)(6)

Net investment income	4.13%	4.64%	2.00%		1.37%		1.65%

Portfolio Turnover	93%	96%	113	%(7)	55	%(7)	49	%(7)

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

The investment adviser and administrator (and sub-adviser, if applicable) reimbursed certain operating expenses (equal to 0.01%, 0.70%, 0.22%, 0.14% and 0.20% of average daily net assets for the years ended October 31, 2020, 2019, 2018, 2017 and 2016, respectively). Absent this reimbursement, total return would be lower.

(4)	Includes the Fund’s share of the Portfolios’ allocated expenses for the period while the Fund was investing in the Portfolios.

(5)

Excludes expenses incurred by the Fund as a result of its investments in Affiliated Investment Funds (equal to 0.26%, 0.27% and 0.18% of average daily net assets for the years ended October 31, 2018, 2017 and 2016, respectively).

(6)	Includes interest and dividend expense, including on securities sold short, of less than 0.005% of average daily net assets for each of the years ended October 31, 2018, 2017 and 2016.

(7)	Percentage includes both the Fund’s contributions to and withdrawals from the Portfolios and purchases and sales of securities held directly by the Fund, if any.

References to Portfolios herein are to Massachusetts business trusts managed by Eaton Vance Management or its affiliates in which the Fund invested a substantial portion of its investable assets during the year ended October 31, 2018 and fiscal years prior thereto.

25	See Notes to Financial Statements.

Eaton Vance

Multi-Asset Credit Fund

October 31, 2020

Financial Highlights — continued

	Class C
	Year Ended October 31,
	2020	2019	2018		2017		2016

Net asset value — Beginning of year	$10.770	$10.620	$10.790		$9.990		$9.830

Income (Loss) From Operations

Net investment income(1)	$0.353	$0.411	$0.159		$0.057		$0.087

Net realized and unrealized gain (loss)	(0.508)	0.154	(0.090)		0.866		0.336

Total income (loss) from operations	$(0.155)	$0.565	$0.069		$0.923		$0.423

Less Distributions

From net investment income	$(0.395)	$(0.415)	$(0.239)		$(0.123)		$(0.121)

From net realized gain	—	—	—		—		(0.072)

Tax return of capital	—	—	—		—		(0.070)

Total distributions	$(0.395)	$(0.415)	$(0.239)		$(0.123)		$(0.263)

Net asset value — End of year	$10.220	$10.770	$10.620		$10.790		$9.990

Total Return(2)(3)	(1.40)%	5.43%	0.63%		9.33%		4.42%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$34,273	$1,259	$693		$1,366		$1,526

Ratios (as a percentage of average daily net assets):(4)

Expenses(3)	1.74%	1.75%	1.82	%(5)(6)	1.83	%(5)(6)	1.92	%(5)(6)

Net investment income	3.45%	3.85%	1.48%		0.56%		0.89%

Portfolio Turnover	93%	96%	113	%(7)	55	%(7)	49	%(7)

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

The investment adviser and administrator (and sub-adviser, if applicable) reimbursed certain operating expenses (equal to 0.01%, 0.70%, 0.28%, 0.14% and 0.20% of average daily net assets for the years ended October 31, 2020, 2019, 2018, 2017 and 2016, respectively). Absent this reimbursement, total return would be lower.

(4)	Includes the Fund’s share of the Portfolios’ allocated expenses for the period while the Fund was investing in the Portfolios.

(5)

Excludes expenses incurred by the Fund as a result of its investments in Affiliated Investment Funds (equal to 0.26%, 0.27% and 0.18% of average daily net assets for the years ended October 31, 2018, 2017 and 2016, respectively).

(6)	Includes interest and dividend expense, including on securities sold short, of less than 0.005% of average daily net assets for each of the years ended October 31, 2018, 2017 and 2016.

(7)	Percentage includes both the Fund’s contributions to and withdrawals from the Portfolios and purchases and sales of securities held directly by the Fund, if any.

References to Portfolios herein are to Massachusetts business trusts managed by Eaton Vance Management or its affiliates in which the Fund invested a substantial portion of its investable assets during the year ended October 31, 2018 and fiscal years prior thereto.

26	See Notes to Financial Statements.

Eaton Vance

Multi-Asset Credit Fund

October 31, 2020

Financial Highlights — continued

	Class I
	Year Ended October 31,
	2020	2019	2018		2017		2016

Net asset value — Beginning of year	$10.790	$10.650	$10.820		$10.020		$9.860

Income (Loss) From Operations

Net investment income(1)	$0.449	$0.526	$0.278		$0.153		$0.236

Net realized and unrealized gain (loss)	(0.499)	0.146	(0.093)		0.875		0.284

Total income (loss) from operations	$(0.050)	$0.672	$0.185		$1.028		$0.520

Less Distributions

From net investment income	$(0.500)	$(0.532)	$(0.355)		$(0.228)		$(0.179)

From net realized gain	—	—	—		—		(0.072)

Tax return of capital	—	—	—		—		(0.109)

Total distributions	$(0.500)	$(0.532)	$(0.355)		$(0.228)		$(0.360)

Net asset value — End of year	$10.240	$10.790	$10.650		$10.820		$10.020

Total Return(2)(3)	(0.40)%	6.48%	1.72%		10.41%		5.43%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$304,389	$68,533	$17,654		$12,883		$11,812

Ratios (as a percentage of average daily net assets):(4)

Expenses(3)	0.74%	0.75%	0.81	%(5)(6)	0.83	%(5)(6)	0.92	%(5)(6)

Net investment income	4.38%	4.90%	2.59%		1.47%		2.41%

Portfolio Turnover	93%	96%	113	%(7)	55	%(7)	49	%(7)

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)

The investment adviser and administrator (and sub-adviser, if applicable) reimbursed certain operating expenses (equal to 0.01%, 0.70%, 0.33%, 0.14% and 0.20% of average daily net assets for the years ended October 31, 2020, 2019, 2018, 2017 and 2016, respectively). Absent this reimbursement, total return would be lower.

(4)	Includes the Fund’s share of the Portfolios’ allocated expenses for the period while the Fund was investing in the Portfolios.

(5)

Excludes expenses incurred by the Fund as a result of its investments in Affiliated Investment Funds (equal to 0.26%, 0.27% and 0.18% of average daily net assets for the years ended October 31, 2018, 2017 and 2016, respectively).

(6)	Includes interest and dividend expense, including on securities sold short, of less than 0.005% of average daily net assets for each of the years ended October 31, 2018, 2017 and 2016.

(7)	Percentage includes both the Fund’s contributions to and withdrawals from the Portfolios and purchases and sales of securities held directly by the Fund, if any.

References to Portfolios herein are to Massachusetts business trusts managed by Eaton Vance Management or its affiliates in which the Fund invested a substantial portion of its investable assets during the year ended October 31, 2018 and fiscal years prior thereto.

27	See Notes to Financial Statements.

Eaton Vance

Multi-Asset Credit Fund

October 31, 2020

Financial Highlights — continued

	Class R6
	Year Ended October 31, 2020	Period Ended October 31, 2019(1)

Net asset value — Beginning of period	$10.790	$10.820

Income (Loss) From Operations

Net investment income(2)	$0.443	$0.059

Net realized and unrealized loss	(0.501)	(0.011)

Total income (loss) from operations	$(0.058)	$0.048

Less Distributions

From net investment income	$(0.502)	$(0.078)

Total distributions	$(0.502)	$(0.078)

Net asset value — End of period	$10.230	$10.790

Total Return(3)(4)	(0.47)%	0.44	%(5)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$3,089	$10

Ratios (as a percentage of average daily net assets):

Expenses(4)	0.69%	0.75	%(6)

Net investment income	4.34%	3.40	%(6)

Portfolio Turnover	93%	96	%(7)

(1)	For the period from the commencement of operations, September 3, 2019, to October, 31, 2019.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)

The investment adviser and administrator and sub-adviser reimbursed certain operating expenses (equal to 0.01% and 0.68% of average daily net assets for the year ended October 31, 2020 and the period ended October 31, 2019, respectively). Absent this reimbursement, total return would be lower.

(5)	Not annualized.

(6)	Annualized.

(7)	For the year ended October 31, 2019.

28	See Notes to Financial Statements.

Eaton Vance

Multi-Asset Credit Fund

October 31, 2020

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Multi-Asset Credit Fund (the Fund) is a non-diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is to seek total return. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 6). Effective January 25, 2019, Class C shares generally automatically convert to Class A shares ten years after their purchase and, effective November 5, 2020, automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Class I and Class R6 shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Sub-accounting, recordkeeping and similar administrative fees payable to financial intermediaries, which are a component of transfer and dividend disbursing agent fees on the Statement of Operations, are not allocated to Class R6 shares. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Fund based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Fund. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Fund. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that uses various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events.

Derivatives. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average ask prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads.

29

Eaton Vance

Multi-Asset Credit Fund

October 31, 2020

Notes to Financial Statements — continued

Affiliated Fund. The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Withholding taxes on foreign interest and dividends have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates. Distributions from investment companies are recorded as dividend income, capital gains or return of capital based on the nature of the distribution.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of October 31, 2020, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Unfunded Loan Commitments — The Fund may enter into certain loan agreements all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments are disclosed in the accompanying Portfolio of Investments. At October 31, 2020, the Fund had sufficient cash and/or securities to cover these commitments.

H  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

I  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

J  Forward Foreign Currency Exchange Contracts — The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the

30

Eaton Vance

Multi-Asset Credit Fund

October 31, 2020

Notes to Financial Statements — continued

underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

K  Credit Default Swaps — Swap contracts are privately negotiated agreements between the Fund and a counterparty. Certain swap contracts may be centrally cleared (“centrally cleared swaps”), whereby all payments made or received by the Fund pursuant to the contract are with a central clearing party (CCP) rather than the original counterparty. The CCP guarantees the performance of the original parties to the contract. When the Fund is the buyer of a credit default swap contract, the Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty (or CCP in the case of a centrally cleared swap) to the contract if a credit event by a third party, such as a U.S. or foreign corporate issuer or sovereign issuer, on the debt obligation occurs. In return, the Fund pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would have spent the stream of payments and received no proceeds from the contract. When the Fund is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/ moratorium. If the Fund is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Fund could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Fund for the same referenced obligation. As the seller, the Fund may create economic leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. The Fund also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. All upfront payments and receipts, if any, are amortized over the life of the swap contract as realized gains or losses. Those upfront payments or receipts for non-centrally cleared swaps are recorded as other assets or other liabilities, respectively, net of amortization. For financial reporting purposes, unamortized upfront payments or receipts, if any, are netted with unrealized appreciation or depreciation on swap contracts to determine the market value of swaps. The Fund segregates assets in the form of cash or liquid securities in an amount equal to the notional amount of the credit default swaps of which it is the seller. The Fund segregates assets in the form of cash or liquid securities in an amount equal to any unrealized depreciation of the credit default swaps of which it is the buyer, marked-to-market on a daily basis. Upon entering into centrally cleared swaps, the Fund is required to deposit with the CCP, either in cash or securities, an amount equal to a certain percentage of the notional amount (initial margin), which is subject to adjustment. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP.

L  When-Issued Securities and Delayed Delivery Transactions — The Fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Fund maintains cash and/or security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

2  Distributions to Shareholders and Income Tax Information

The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are generally paid monthly. Distributions of realized capital gains (if any) are made annually. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2020 and October 31, 2019 was as follows:

	Year Ended October 31,
	2020	2019

Ordinary income	$15,308,385	$1,795,683

31

Eaton Vance

Multi-Asset Credit Fund

October 31, 2020

Notes to Financial Statements — continued

During the year ended October 31, 2020, accumulated loss was increased by $381,209 and paid-in capital was increased by $381,209 due to the Fund’s use of equalization accounting. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2020, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed ordinary income	$193,263

Deferred capital losses	$(211,233,069)

Net unrealized depreciation	$(17,893,857)

Distributions payable	$(89,130)

At October 31, 2020, the Fund, for federal income tax purposes, had deferred capital losses of $211,233,069 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at October 31, 2020, $2,200,242 are short-term and $209,032,827 are long-term.

Deferred capital losses of $206,047,624 included in the amounts above are available to the Fund as a result of the reorganization on December 13, 2019 (see Note 13). Utilization of a portion of the Fund’s deferred capital losses may be limited in accordance with certain income tax regulations.

The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Fund at October 31, 2020, as determined on a federal income tax basis, were as follows:

Aggregate cost	$411,250,222

Gross unrealized appreciation	$7,915,028

Gross unrealized depreciation	(25,832,604)

Net unrealized depreciation	$(17,917,576)

3  Investment Adviser and Administration Fee and Other Transactions with Affiliates

The investment adviser and administration fee is earned by EVM, a wholly-owned subsidiary of Eaton Vance Corp., as compensation for investment advisory and administrative services rendered to the Fund. Pursuant to the investment advisory and administrative agreement and subsequent fee reduction agreement between the Fund and EVM effective December 16, 2019, the fee is computed at an annual rate of 0.55% of the Fund’s average daily net assets that are not invested in other investment companies for which EVM or its affiliates serve as investment adviser or administrator and receives an advisory fee (“Investable Assets”) up to $1 billion, and is payable monthly. On Investable Assets of $1 billion and over, the annual fee is reduced. The fee reduction cannot be terminated or reduced without the approval of a majority vote of the Trustees of the Fund who are not interested persons of EVM or the Fund and by the vote of a majority of shareholders. Prior to December 16, 2019, the fee on Investable Assets was computed at an annual rate of 0.615% of the Fund’s average daily net assets up to $500 million and at reduced rates on Investable Assets of $500 million and over. For the year ended October 31, 2020, the investment adviser and administration fee paid by the Fund on Investable Assets amounted to $1,869,523 or 0.55% of the Fund’s average daily net assets. Pursuant to a sub-advisory agreement, EVM pays Eaton Vance Advisers International Ltd. (EVAIL), an indirect, wholly-owned subsidiary of Eaton Vance Corp., a portion of its investment adviser and administration fee for sub-advisory services provided to the Fund. The Fund invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

EVM and EVAIL have agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding such expenses as acquired fund fees and expenses of unaffiliated funds, borrowing costs, taxes or litigation expenses) exceed 0.99%, 1.74%, 0.74% and 0.69% (1.00%, 1.75%, 0.75% and 0.75% prior to December 16, 2019) of the Fund’s average daily net assets for Class A, Class C, Class I, and Class R6, respectively. This agreement may be changed or terminated after February 28, 2021. Pursuant to this agreement, EVM and EVAIL were allocated $50,706 in total of the Fund’s operating expenses for the year ended October 31, 2020.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2020, EVM earned $7,546 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $9,196 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2020. EVD also received distribution and service fees from Class A and Class C shares (see Note 5) and contingent deferred sales charges (see Note 6).

32

Eaton Vance

Multi-Asset Credit Fund

October 31, 2020

Notes to Financial Statements — continued

Trustees and officers of the Fund who are members of EVM’s organization receive remuneration for their services to the Fund out of the investment adviser and administration fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2020, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.

4  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities, paydowns and principal repayments on Senior Loans, for the year ended October 31, 2020 were as follows:

	Purchases	Sales

Investments (non-U.S. Government)	$404,064,470	$257,430,207

U.S. Government and Agency Securities	33,421,276	35,389,953

	$437,485,746	$292,820,160

5  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2020 amounted to $123,558 for Class A shares.

The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2020, the Fund paid or accrued to EVD $302,567 for Class C shares.

Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2020 amounted to $100,856 for Class C shares.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

6  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within 12 months of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended October 31, 2020, the Fund was informed that EVD received approximately $3,000 and $3,000 of CDSCs paid by Class A and Class C shareholders, respectively.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2020	2019

Sales	2,705,317	308,976

Issued to shareholders electing to receive payments of distributions in Fund shares	165,554	5,904

Redemptions	(1,752,775)	(69,352)

Issued in connection with tax-free reorganization (see Note 13)	4,539,278	—

Converted from Class C shares	154,427	18,590

Net increase	5,811,801	264,118

33

Eaton Vance

Multi-Asset Credit Fund

October 31, 2020

Notes to Financial Statements — continued

	Year Ended October 31,
Class C	2020	2019

Sales	329,726	87,931

Issued to shareholders electing to receive payments of distributions in Fund shares	124,404	2,034

Redemptions	(2,224,762)	(19,810)

Issued in connection with tax-free reorganization (see Note 13)	5,162,109	—

Converted to Class A shares	(154,285)	(18,590)

Net increase	3,237,192	51,565

	Year Ended October 31,
Class I	2020	2019

Sales	24,517,251	5,531,971

Issued to shareholders electing to receive payments of distributions in Fund shares	1,089,222	159,376

Redemptions	(14,432,115)	(997,550)

Issued in connection with tax-free reorganization (see Note 13)	12,212,440	—

Net increase	23,386,798	4,693,797

Class R6	Year Ended October 31, 2020	Period Ended October 31, 2019(1)

Sales	301,127	924

Issued to shareholders electing to receive payments of distributions in Fund shares	8,514	7

Redemptions	(97,770)	—

Issued in connection with tax-free reorganization (see Note 13)	89,006	—

Net increase	300,877	931

(1)	For the period from the commencement of operations, September 3, 2019, to October, 31, 2019.

At October 31, 2020, an Eaton Vance collective investment trust and donor advised and pooled income funds (established and maintained by a public charity) managed by EVM owned in the aggregate 25.5% of the value of the outstanding shares of the Fund.

8  Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts and swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 2020 is included in the Portfolio of Investments. At October 31, 2020, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

In the normal course of pursuing its investment objective, the Fund is subject to the following risks:

Credit Risk: During the year ended October 31, 2020, the Fund entered into credit default swap contracts to manage certain investment risks and/or to enhance total return or as a substitute for the purchase or sale of securities.

Foreign Exchange Risk: The Fund engages in forward foreign currency exchange contracts to hedge against fluctuations in currency exchange rates.

The Fund enters into forward foreign currency exchange contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Fund’s net assets below a certain level over a certain period of time, which would trigger a

34

Eaton Vance

Multi-Asset Credit Fund

October 31, 2020

Notes to Financial Statements — continued

payment by the Fund for those derivatives in a liability position. At October 31, 2020, the fair value of derivatives with credit related contingent features in a net liability position was $22,361. At October 31, 2020, there were no assets pledged by the Fund for such liability.

The over-the-counter (OTC) derivatives in which the Fund invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Fund of any net liability owed to it.

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as deposits for derivatives collateral and, in the case of cash pledged by a counterparty for the benefit of the Fund, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Fund as collateral, if any, are identified as such in the Portfolio of Investments. The carrying amount of the liability for cash collateral due to brokers at October 31, 2020 approximated its fair value. If measured at fair value such liability would have been considered as Level 2 in the fair value hierarchy (see Note 12) at October 31, 2020.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is foreign exchange risk at October 31, 2020 was as follows:

	Fair Value
Derivative	Asset Derivative		Liability Derivative

Forward foreign currency exchange contracts	$634,785	(1)	$(22,361	)(2)

(1)	Statement of Assets and Liabilities location: Receivable for open forward foreign currency exchange contracts.

(2)	Statement of Assets and Liabilities location: Payable for open forward foreign currency exchange contracts.

The Fund’s derivative assets and liabilities at fair value by type, which are reported gross in the Statement of Assets and Liabilities, are presented in the table above. The following tables present the Fund’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Fund for such assets and pledged by the Fund for such liabilities as of October 31, 2020.

Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)

Bank of America, N.A.	$234,892	$(22,361)	$—	$(212,531)	$—

Citibank, N.A.	118,026	—	—	—	118,026

Goldman Sachs International	119,560	—	—	—	119,560

State Street Bank and Trust Company	162,307	—	(162,307)	—	—

	$634,785	$(22,361)	$(162,307)	$(212,531)	$237,586

35

Eaton Vance

Multi-Asset Credit Fund

October 31, 2020

Notes to Financial Statements — continued

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)

Bank of America, N.A.	$(22,361)	$22,361	$—	$—	$—

(a)	In some instances, the total collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b)	Net amount represents the net amount due from the counterparty in the event of default.

(c)	Net amount represents the net amount payable to the counterparty in the event of default.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure for the year ended October 31, 2020 was as follows:

Risk	Derivative	Realized Gain (Loss) on Derivatives Recognized in Income(1)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income(2)

Credit	Credit default swaps	$(244,361)	$—

Foreign exchange	Forward foreign currency exchange contracts	(2,322,115)	650,340

Total		$(2,566,476)	$650,340

(1)	Statement of Operations location: Net realized gain (loss) – Swap contracts and Forward foreign currency exchange contracts, respectively.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Forward foreign currency exchange contracts.

The average notional amounts of derivative contracts outstanding during the year ended October 31, 2020, which are indicative of the volume of these derivative types, were approximately as follows:

Forward Foreign Currency Exchange Contracts*	Swap Contracts

$50,973,000	$1,923,000

*	The average notional amount for forward foreign currency exchange contracts is based on the absolute value of notional amounts of currency purchased and currency sold.

9  Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in an $800 million unsecured line of credit agreement with a group of banks, which is in effect through October 26, 2021. Borrowings are made by the Fund solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2020, an upfront fee and arrangement fee totaling $950,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the year ended October 31, 2020.

10  Cash Advances

Pursuant to the custodian agreement, State Street Bank and Trust Company (SSBT) may, in its discretion, advance funds to the Fund in connection with the sale of certain securities, including certain foreign currency transactions, on a contractual settlement basis. Simultaneously with making a cash advance, the Fund grants to SSBT a security interest and a lien on any and all assets held by it for the account of the Fund. Cash advances are repayable on demand by SSBT. At October 31, 2020, the Fund owed SSBT $51,587,912 pursuant to the foregoing arrangement, which is included in other liabilities on the Statement of Assets and Liabilities. The Fund repaid the amount subsequent to year end. Based on the short-term nature of the agreement, the carrying value of other liabilities approximated its fair value at October 31, 2020. If measured at fair value, other liabilities would have been considered as Level 2 in the fair value hierarchy (see Note 12) at October 31, 2020.

36

Eaton Vance

Multi-Asset Credit Fund

October 31, 2020

Notes to Financial Statements — continued

11  Investments in Affiliated Funds

At October 31, 2020, the value of the Fund’s investment in affiliated funds was $17,738,064, which represents 4.4% of the Fund’s net assets. Transactions in affiliated funds by the Fund for the year ended October 31, 2020 were as follows:

Name of affiliated fund	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units, end of period

Short-Term Investments

Eaton Vance Cash Reserves Fund, LLC	$8,204,172	$603,193,395	$(593,664,911)	$6,424	$(1,016)	$17,738,064	$237,201	17,738,064

12  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2020, the hierarchy of inputs used in valuing the Fund’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3*	Total

Corporate Bonds & Notes	$—	$193,011,131	$—	$193,011,131

Senior Floating-Rate Loans (Less Unfunded Loan Commitments)	—	142,071,038	—	142,071,038

Asset-Backed Securities	—	22,351,816	—	22,351,816

Collateralized Mortgage Obligations	—	6,565,069	—	6,565,069

Commercial Mortgage-Backed Securities	—	3,472,616	—	3,472,616

Foreign Government Bonds	—	7,414,947	—	7,414,947

Common Stocks	1,049	—	0	1,049

Convertible Bonds	—	78,134	—	78,134

Preferred Stocks	625,272	—	—	625,272

Warrants	3,510	—	0	3,510

Short-Term Investments	—	17,738,064	—	17,738,064

Total Investments	$629,831	$392,702,815	$0	$393,332,646

Forward Foreign Currency Exchange Contracts	$—	$634,785	$—	$634,785

Total	$629,831	$393,337,600	$0	$393,967,431

Liability Description

Forward Foreign Currency Exchange Contracts	$—	$(22,361)	$—	$(22,361)

Total	$—	$(22,361)	$—	$(22,361)

*	None of unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Fund.

37

Eaton Vance

Multi-Asset Credit Fund

October 31, 2020

Notes to Financial Statements — continued

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2020 is not presented.

13  Reorganization

At the close of business on December 13, 2019, the Fund acquired the net assets of Eaton Vance Multisector Income Fund (Multisector Income Fund) pursuant to an Agreement and Plan of Reorganization approved by shareholders of Multisector Income Fund. The purpose of the transaction was to combine two funds managed by EVM with substantially similar investment objectives and policies. The reorganization was accomplished by a tax-free exchange of 4,386,415 shares of Class A of the Fund (valued at $47,606,278) for the 4,547,826 shares of Class A of Multisector Income Fund, 5,162,109 shares of Class C of the Fund (valued at $56,076,812) for the 5,370,501 shares of Class C of Multisector Income Fund, 12,212,440 shares of Class I of the Fund (valued at $132,888,445) for the 12,694,327 shares of Class I of Multisector Income Fund, 152,863 shares of Class A of the Fund (valued at $1,659,044) for the 158,727 shares of Class R of Multisector Income Fund and 89,006 shares of Class R6 of the Fund (valued at $968,404) for the 92,471 shares of Class R6 of Multisector Income Fund, each outstanding on December 13, 2019.

The investment portfolio of Multisector Income Fund, with a fair value of $169,177,982 and identified cost of $176,544,264 and cash were the principal assets acquired by the Fund. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the identified cost of the investments received from Multisector Income Fund was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The aggregate net assets of the Fund immediately before the acquisition were $95,039,766. The net assets of Multisector Income Fund at that date of $239,198,983, including $206,134,234 of accumulated net realized losses and $7,329,068 of unrealized depreciation, were combined with those of the Fund, resulting in combined net assets of $334,238,749.

Assuming the acquisition had been completed on November 1, 2019, the beginning of the Fund’s annual reporting period, the Fund’s pro forma results of operations for the year ended October 31, 2020 are as follows:

Net investment income	$15,350,798

Net realized and unrealized loss	$(11,304,651)

Net increase in net assets from operations	$4,046,147

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of Multisector Income Fund that have been included in the Fund’s Statement of Operations since December 13, 2019.

14  Risks and Uncertainties

Pandemic Risk

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in December 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, the economies of individual countries, individual companies, and the market in general, and may continue to do so in significant and unforeseen ways, as may other epidemics and pandemics that may arise in the future. Any such impact could adversely affect the Fund’s performance, or the performance of the securities in which the Fund invests.

15  Additional Information

On October 8, 2020, Morgan Stanley and Eaton Vance Corp. (“Eaton Vance”) announced that they had entered into a definitive agreement under which Morgan Stanley would acquire Eaton Vance. Under the Investment Company Act of 1940, as amended, consummation of this transaction may be deemed to result in the automatic termination of an Eaton Vance Fund’s investment advisory agreement, and, where applicable, any related sub-advisory agreement. On November 24, 2020, the Fund’s Board approved a new investment advisory and administrative agreement and a new sub-advisory agreement. The new investment advisory and administrative agreement and new sub-advisory agreement will be presented to Fund shareholders for approval, and, if approved, would take effect upon consummation of the transaction. Shareholders of record of the Fund at the close of business on December 11, 2020 are entitled to be present and vote at a joint special meeting of shareholders to be held on February 18, 2021 and at any adjournments or postponements thereof.

38

Eaton Vance

Multi-Asset Credit Fund

October 31, 2020

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Multi-Asset Credit Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Eaton Vance Multi-Asset Credit Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), including the portfolio of investments, as of October 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities and senior loans owned as of October 31, 2020, by correspondence with the custodian, brokers and selling or agent banks; when replies were not received from brokers, and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 17, 2020

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

39

Eaton Vance

Multi-Asset Credit Fund

October 31, 2020

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2021 will show the tax status of all distributions paid to your account in calendar year 2020. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

40

Eaton Vance

Multi-Asset Credit Fund

October 31, 2020

Liquidity Risk Management Program

The Fund has implemented a written liquidity risk management program (Program) and related procedures to manage its liquidity in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (Liquidity Rule). The Liquidity Rule defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Fund’s Board of Trustees/Directors has designated the investment adviser to serve as the administrator of the Program and the related procedures. The administrator has established a Liquidity Risk Management Oversight Committee (Committee) to perform the functions necessary to administer the Program. As part of the Program, the administrator is responsible for identifying illiquid investments and categorizing the relative liquidity of the Fund’s investments in accordance with the Liquidity Rule. Under the Program, the administrator assesses, manages, and periodically reviews the Fund’s liquidity risk, and is responsible for making certain reports to the Fund’s Board of Trustees/Directors and the Securities and Exchange Commission (SEC) regarding the liquidity of the Fund’s investments, and to notify the Board of Trustees/Directors and the SEC of certain liquidity events specified in the Liquidity Rule. The liquidity of the Fund’s portfolio investments is determined based on a number of factors including, but not limited to, relevant market, trading and investment-specific considerations under the Program.

At a meeting of the Fund’s Board of Trustees/Directors, the Committee provided a written report to the Fund’s Board of Trustees/Directors pertaining to the operation, adequacy, and effectiveness of implementation of the Program, as well as the operation of the highly liquid investment minimum (if applicable) for the period December 1, 2018 through December 31, 2019 (Review Period). The Program operated effectively during the Review Period, supporting the administrator’s ability to assess, manage and monitor Fund liquidity risk, including during periods of market volatility and net redemptions. During the Review Period, the Fund met redemption requests on a timely basis.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

41

Eaton Vance

Multi-Asset Credit Fund

October 31, 2020

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 143 portfolios (with the exception of Messrs. Faust and Wennerholm and Ms. Frost who oversee 142 portfolios) in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Trust Position(s)	Trustee Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 142 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.

Other Directorships in the Last Five Years. Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Other Directorships in the Last Five Years. None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Other Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Other Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Other Directorships in the Last Five Years. Director of DraftKings, Inc.

(digital sports entertainment and gaming company) (since September 2020). Director of Groupon, Inc. (e-commerce provider) (since April 2020). Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Formerly, Director of Dynex Capital, Inc. (mortgage REIT) (2013-2020).

42

Eaton Vance

Multi-Asset Credit Fund

October 31, 2020

Management and Organization — continued

Name and Year of Birth	Trust Position(s)	Trustee Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson) and 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Other Directorships in the Last Five Years. None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Other Directorships in the Last Five Years. None.

Keith Quinton 1958	Trustee	2018

Private investor, researcher and lecturer. Independent Investment Committee Member at New Hampshire Retirement System (since 2017). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Other Directorships in the Last Five Years. Director (since 2016) and

Chairman (since 2019) of New Hampshire Municipal Bond Bank.

Marcus L. Smith 1966	Trustee	2018

Private investor. Member of Posse Boston Advisory Board (foundation) (since 2015). Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Other Directorships in the Last Five Years. Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Director of Ascot Group Limited and certain of its subsidiaries (insurance and reinsurance) (since 2018). Formerly, Director of Hagerty Holding Corp. (insurance and reinsurance) (2015-2018). Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Other Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Scott E. Wennerholm 1959	Trustee	2016

Private Investor. Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Other Directorships in the Last Five Years. None.

Name and Year of Birth	Trust Position(s)	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees

Eric A. Stein 1980	President	2020	Vice President and Chief Investment Officer, Fixed Income of EVM and BMR. Prior to November 1, 2020, Mr. Stein was a co-Director of Eaton Vance’s Global Income Investments. Also Vice President of Calvert Research and Management (“CRM”).

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of CRM.

43

Eaton Vance

Multi-Asset Credit Fund

October 31, 2020

Management and Organization — continued

Name and Year of Birth	Trust Position(s)	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees (continued)

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly, Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

44

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each entity listed below has adopted a privacy policy and procedures (“Privacy Program”) Eaton Vance believes is reasonably designed to protect your personal information and to govern when and with whom Eaton Vance may share your personal information.

•

At the time of opening an account, Eaton Vance generally requires you to provide us with certain information such as name, address, social security number, tax status, account numbers, and account balances. This information is necessary for us to both open an account for you and to allow us to satisfy legal requirements such as applicable anti-money laundering reviews and know-your-customer requirements.

•

On an ongoing basis, in the normal course of servicing your account, Eaton Vance may share your information with unaffiliated third parties that perform various services for Eaton Vance and/or your account. These third parties include transfer agents, custodians, broker/dealers and our professional advisers, including auditors, accountants, and legal counsel. Eaton Vance may additionally share your personal information with our affiliates.

•	We believe our Privacy Program is reasonably designed to protect the confidentiality of your personal information and to prevent unauthorized access to that information.

•

We reserve the right to change our Privacy Program at any time upon proper notification to you. You may want to review our Privacy Program periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of protecting your personal information applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, and Calvert Funds. This Privacy Notice supersedes all previously issued privacy disclosures. For more information about our Privacy Program or about how your personal information may be used, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

45

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Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Investment Sub-Adviser

Eaton Vance Advisers International Ltd.

125 Old Broad Street

London, EC2N 1AR

United Kingdom

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*

FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

5796    10.31.20

Parametric

Tax-Managed International Equity Fund

Annual Report

October 31, 2020

Important Note. Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (eatonvance.com/ppafunddocuments), and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you are a direct investor, you may elect to receive shareholder reports and other communications from the Fund electronically by signing up for e-Delivery at eatonvance.com/edelivery. If you own your shares through a financial intermediary (such as a broker-dealer or bank), you must contact your financial intermediary to sign up.

You may elect to receive all future Fund shareholder reports in paper free of charge. If you are a direct investor, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-260-0761. If you own these shares through a financial intermediary, you must contact your financial intermediary or follow instructions included with this disclosure, if applicable, to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Eaton Vance funds held directly or to all funds held through your financial intermediary, as applicable.

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The investment adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser and Parametric Portfolio Associates LLC (Parametric), sub-adviser to the Fund, are registered with the CFTC as commodity pool operators. The adviser and Parametric are also registered as commodity trading advisors.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-260-0761.

Annual Report October 31, 2020

Parametric

Tax-Managed International Equity Fund

Parametric

Tax-Managed International Equity Fund

October 31, 2020

Management’s Discussion of Fund Performance1

Economic and Market Conditions

Developed equity markets outside the U.S., as measured by the MSCI EAFE Index (the Index), delivered disappointing returns during the 12-month period ended October 31, 2020. Returns were broadly negative, with two-thirds of member countries experiencing declines. Year-end results were marred by the COVID-19 pandemic, which introduced excess volatility into capital markets and sent share prices tumbling in mid-March.

In addition, recessionary conditions in Japan, post-Brexit trade negotiations, and secular declines in legacy industries that dominate Western European economies caused metaphorical heartburn for investors in developed markets. The largest gains were seen in smaller Index countries, with Denmark and New Zealand up 33% and 23%, respectively. The largest Index constituents — Japan and the U.K. — had mixed results versus the Index. In the U.K., Brexit became official on January 31, 2020. Uncertainty surrounding a trade deal with the European Union, the U.K.’s largest trading partner, weighed heavily on local markets. COVID-19’s impact in Japan was far more modest compared to Index peers, resulting in equities finishing virtually flat at period-end. The retirement announcement by Japan’s Prime Minister Shinzo Abe may have caused investor consternation had it not been for the brisk announcement of his successor, Yoshihide Suga, an ally and long-time associate of Abe. The weakening of the U.S. dollar against most developed market currencies provided additional tailwinds for U.S. dollar-based investors during the period.

In Denmark, multinational pharmaceutical companies bolstered health care sector results by riding the tailwinds of COVID-19 prevention and treatment sentiment, which aided Index-leading country returns during the period.

Fund Performance

For the 12-month period ended October 31, 2020, Parametric Tax-Managed International Equity Fund (the Fund) returned -5.41% for Investor Class shares at net asset value (NAV), outperforming its benchmark, the Index, which returned -6.86%.

Factors contributing to the Fund’s performance relative to the Index included an underweight exposure to the U.K., as country performance notably lagged the Index during the period. Application of the beta filter in the U.K. contributed to relative returns both in aggregate and within 10 of the 11 sectors within the Index. Additionally, sector diversification within Australia contributed to returns during the period, due primarily to an overweight position in information technology and an underweight position in financials.

Factors detracting from Fund performance relative to the Index included an underweight exposure to Japan, which outperformed the Index as its largest constituent. In addition, an overweight exposure to Spain weighed on relative results as the country was among the hardest hit in Europe by the global pandemic. Finally, sector allocations within Portugal detracted from returns relative to the Index during the period, partially due to underweight positions in the financials and communication services sectors.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Parametric

Tax-Managed International Equity Fund

October 31, 2020

Performance2,3

Portfolio Managers Thomas C. Seto, Paul W. Bouchey, CFA and Jennifer Sireklove, CFA, each of Parametric Portfolio Associates LLC

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years

Investor Class at NAV	04/22/1998	04/22/1998	–5.41%	3.78%	3.70%
Class C at NAV	04/22/1998	04/22/1998	–6.11	3.02	2.94
Class C with 1% Maximum Sales Charge	—	—	–7.03	3.02	2.94
Institutional Class at NAV	09/02/2008	04/22/1998	–5.19	4.04	3.97

MSCI EAFE Index	—	—	–6.86%	2.84%	3.82%

% After-Tax Returns with Maximum Sales Charge	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years

Investor Class After Taxes on Distributions	04/22/1998	04/22/1998	–5.54%	3.66%	3.61%
Investor Class After Taxes on Distributions and Sale of Fund Shares	—	—	–2.41	3.33	3.31
Class C After Taxes on Distributions	04/22/1998	04/22/1998	–6.98	3.01	2.91
Class C After Taxes on Distributions and Sale of Fund Shares	—	—	–3.54	2.68	2.61
Institutional Class After Taxes on Distributions	09/02/2008	04/22/1998	–5.37	3.88	3.86
Institutional Class After Taxes on Distributions and Sale of Fund Shares	—	—	–2.22	3.56	3.57

% Total Annual Operating Expense Ratios[4]			Investor Class	Class C	Institutional Class

Gross			1.56%	2.31%	1.31%
Net			1.05	1.80	0.80

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Investor Class of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge

Class C	$10,000	10/31/2010	$13,363	N.A.
Institutional Class	$50,000	10/31/2010	$73,857	N.A.
See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Parametric

Tax-Managed International Equity Fund

October 31, 2020

Fund Profile5

Sector Allocation (% of net assets)6

Geographic Allocation (% of common stocks)

Top 10 Holdings (% of net assets)6

Nestle S.A.	1.3%

Air Liquide S.A.	1.2

Sanofi	0.9

CSL, Ltd.	0.8

Cie Financiere Richemont S.A.	0.8

Unilever NV	0.7

SAP SE	0.7

Deutsche Telekom AG	0.7

ASML Holding NV	0.7

Woolworths Group, Ltd.	0.6

Total	8.4%

See Endnotes and Additional Disclosures in this report.

4

Parametric

Tax-Managed International Equity Fund

October 31, 2020

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

MSCI EAFE Index is an unmanaged index of equities in the developed markets, excluding the U.S. and Canada. MSCI indexes are net of foreign withholding taxes. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares. After-tax returns are calculated using certain assumptions, including using the highest historical individual federal income tax rates, and do not reflect the impact of state/local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or shares held by nontaxable entities. Return After Taxes on Distributions may be the same as Return Before Taxes for the same period because no taxable distributions were made during that period. Return After Taxes on Distributions and Sale of Fund Shares may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares. The Fund’s after-tax returns also may reflect foreign tax credits passed by the Fund to its shareholders.

[4]

Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 2/28/21. Without the reimbursement, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]	Fund invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund. References to investments are to the Portfolio’s holdings.
[6]	Excludes cash and cash equivalents.

Fund profile subject to change due to active management.

5

Parametric

Tax-Managed International Equity Fund

October 31, 2020

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2020 – October 31, 2020).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/20)	Ending Account Value (10/31/20)	Expenses Paid During Period* (5/1/20 – 10/31/20)		Annualized Expense Ratio

Actual
Investor Class	$1,000.00	$1,088.30	$5.51	**	1.05%
Class C	$1,000.00	$1,084.30	$9.43	**	1.80%
Institutional Class	$1,000.00	$1,089.60	$4.20	**	0.80%

Hypothetical
(5% return per year before expenses)
Investor Class	$1,000.00	$1,019.90	$5.33	**	1.05%
Class C	$1,000.00	$1,016.10	$9.12	**	1.80%
Institutional Class	$1,000.00	$1,021.10	$4.06	**	0.80%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2020. The Example reflects the expenses of both the Fund and the Portfolio.

**	Absent an allocation of certain expenses to affiliates, the expenses would be higher.

6

Parametric

Tax-Managed International Equity Fund

October 31, 2020

Statement of Assets and Liabilities

Assets	October 31, 2020

Investment in Tax-Managed International Equity Portfolio, at value (identified cost, $31,583,575)	$30,428,957

Receivable for Fund shares sold	10,227

Receivable from affiliates	849

Total assets	$30,440,033

Liabilities

Payable for Fund shares redeemed	$64,308

Payable to affiliates:

Distribution and service fees	4,636

Trustees’ fees	43

Accrued expenses	48,061

Total liabilities	$117,048

Net Assets	$30,322,985

Sources of Net Assets

Paid-in capital	$31,774,906

Accumulated loss	(1,451,921)

Total	$30,322,985

Investor Class Shares

Net Assets	$18,165,497

Shares Outstanding	1,732,776

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$10.48

Class C Shares

Net Assets	$597,971

Shares Outstanding	60,422

Net Asset Value and Offering Price Per Share*

(net assets ÷ shares of beneficial interest outstanding)	$9.90

Institutional Class Shares

Net Assets	$11,559,517

Shares Outstanding	1,104,831

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$10.46

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

7	See Notes to Financial Statements.

Parametric

Tax-Managed International Equity Fund

October 31, 2020

Statement of Operations

Investment Income	Year Ended October 31, 2020

Dividends allocated from Portfolio (net of foreign taxes, $119,228)	$740,207

Non-cash dividends allocated from Portfolio	42,585

Securities lending income allocated from Portfolio, net	16,751

Expenses allocated from Portfolio	(228,313)

Total investment income from Portfolio	$571,230

Expenses

Distribution and service fees

Investor Class	$48,283

Class C	13,823

Trustees’ fees and expenses	500

Custodian fee	20,484

Transfer and dividend disbursing agent fees	58,730

Legal and accounting services	23,541

Printing and postage	22,141

Registration fees	49,475

Miscellaneous	9,949

Total expenses	$246,926

Deduct —

Allocation of expenses to affiliates	$147,833

Total expense reductions	$147,833

Net expenses	$99,093

Net investment income	$472,137

Realized and Unrealized Gain (Loss) from Portfolio

Net realized gain (loss) —

Investment transactions	$(270,997)

Foreign currency transactions	(1,622)

Net realized loss	$(272,619)

Change in unrealized appreciation (depreciation) —

Investments	$(2,602,220)

Foreign currency	10,609

Net change in unrealized appreciation (depreciation)	$(2,591,611)

Net realized and unrealized loss	$(2,864,230)

Net decrease in net assets from operations	$(2,392,093)

8	See Notes to Financial Statements.

Parametric

Tax-Managed International Equity Fund

October 31, 2020

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2020	2019

From operations —

Net investment income	$472,137	$807,431

Net realized gain (loss)	(272,619)	2,079,802

Net change in unrealized appreciation (depreciation)	(2,591,611)	853,803

Net increase (decrease) in net assets from operations	$(2,392,093)	$3,741,036

Distributions to shareholders —

Investor Class	$(485,025)	$(286,290)

Class C	(26,198)	(52,485)

Institutional Class	(349,344)	(235,516)

Total distributions to shareholders	$(860,567)	$(574,291)

Transactions in shares of beneficial interest —

Proceeds from sale of shares

Investor Class	$230,533	$404,588

Class C	30,967	42,756

Institutional Class	4,882,260	4,526,537

Net asset value of shares issued to shareholders in payment of distributions declared

Investor Class	454,889	267,525

Class C	17,501	46,909

Institutional Class	324,944	210,900

Cost of shares redeemed

Investor Class	(3,151,613)	(2,767,229)

Class C	(589,850)	(500,286)

Institutional Class	(5,543,016)	(4,500,027)

Net asset value of shares converted

Investor Class	578,452	4,076,244

Class C	(578,452)	(4,076,244)

Net decrease in net assets from Fund share transactions	$(3,343,385)	$(2,268,327)

Net increase (decrease) in net assets	$(6,596,045)	$898,418

Net Assets

At beginning of year	$36,919,030	$36,020,612

At end of year	$30,322,985	$36,919,030

9	See Notes to Financial Statements.

Parametric

Tax-Managed International Equity Fund

October 31, 2020

Financial Highlights

	Investor Class

	Year Ended October 31,
	2020	2019	2018	2017	2016

Net asset value — Beginning of year	$11.330	$10.370	$11.310	$9.460	$9.590

Income (Loss) From Operations

Net investment income(1)	$0.147	$0.242	$0.179	$0.204	$0.156

Net realized and unrealized gain (loss)	(0.738)	0.887	(0.848)	1.810	(0.140)

Total income (loss) from operations	$(0.591)	$1.129	$(0.669)	$2.014	$0.016

Less Distributions

From net investment income	$(0.259)	$(0.169)	$(0.271)	$(0.164)	$(0.146)

Total distributions	$(0.259)	$(0.169)	$(0.271)	$(0.164)	$(0.146)

Net asset value — End of year	$10.480	$11.330	$10.370	$11.310	$9.460

Total Return(2)(3)	(5.41)%	11.16%	(6.09)%	21.69%	0.21%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$18,165	$21,757	$17,824	$21,885	$19,851

Ratios (as a percentage of average daily net assets):(4)

Expenses(3)	1.05%	1.05%	1.05%	1.11%	1.50%

Net investment income	1.37%	2.26%	1.59%	2.00%	1.67%

Portfolio Turnover of the Portfolio	10%	37%	30%	26%	14%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)

The administrator of the Fund and sub-adviser of the Portfolio reimbursed certain operating expenses (equal to 0.45%, 0.51%, 0.41%, 0.34% and 0.22% of average daily net assets for the years ended October 31, 2020, 2019, 2018, 2017 and 2016, respectively). Absent this reimbursement, total return would be lower.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

10	See Notes to Financial Statements.

Parametric

Tax-Managed International Equity Fund

October 31, 2020

Financial Highlights — continued

	Class C

	Year Ended October 31,
	2020	2019	2018	2017	2016

Net asset value — Beginning of year	$10.690	$9.770	$10.670	$8.930	$9.060

Income (Loss) From Operations

Net investment income(1)	$0.062	$0.119	$0.086	$0.121	$0.080

Net realized and unrealized gain (loss)	(0.701)	0.886	(0.794)	1.713	(0.135)

Total income (loss) from operations	$(0.639)	$1.005	$(0.708)	$1.834	$(0.055)

Less Distributions

From net investment income	$(0.151)	$(0.085)	$(0.192)	$(0.094)	$(0.075)

Total distributions	$(0.151)	$(0.085)	$(0.192)	$(0.094)	$(0.075)

Net asset value — End of year	$9.900	$10.690	$9.770	$10.670	$8.930

Total Return(2)(3)	(6.11)%	10.42%	(6.78)%	20.78%	(0.60)%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$598	$1,862	$6,186	$8,026	$7,653

Ratios (as a percentage of average daily net assets):(4)

Expenses(3)	1.80%	1.80%	1.80%	1.86%	2.25%

Net investment income	0.62%	1.20%	0.81%	1.26%	0.91%

Portfolio Turnover of the Portfolio	10%	37%	30%	26%	14%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

The administrator of the Fund and sub-adviser of the Portfolio reimbursed certain operating expenses (equal to 0.45%, 0.51%, 0.41%, 0.34% and 0.22% of average daily net assets for the years ended October 31, 2020, 2019, 2018, 2017 and 2016, respectively). Absent this reimbursement, total return would be lower.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

11	See Notes to Financial Statements.

Parametric

Tax-Managed International Equity Fund

October 31, 2020

Financial Highlights — continued

	Institutional Class

	Year Ended October 31,
	2020	2019	2018	2017	2016

Net asset value — Beginning of year	$11.310	$10.350	$11.290	$9.450	$9.580

Income (Loss) From Operations

Net investment income(1)	$0.173	$0.264	$0.198	$0.233	$0.179

Net realized and unrealized gain (loss)	(0.736)	0.895	(0.840)	1.796	(0.137)

Total income (loss) from operations	$(0.563)	$1.159	$(0.642)	$2.029	$0.042

Less Distributions

From net investment income	$(0.287)	$(0.199)	$(0.298)	$(0.189)	$(0.172)

Total distributions	$(0.287)	$(0.199)	$(0.298)	$(0.189)	$(0.172)

Net asset value — End of year	$10.460	$11.310	$10.350	$11.290	$9.450

Total Return(2)(3)	(5.19)%	11.52%	(5.88)%	21.95%	0.49%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$11,560	$13,301	$12,011	$10,331	$6,436

Ratios (as a percentage of average daily net assets):(4)

Expenses(3)	0.80%	0.80%	0.80%	0.85%	1.25%

Net investment income	1.62%	2.48%	1.76%	2.27%	1.92%

Portfolio Turnover of the Portfolio	10%	37%	30%	26%	14%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)

The administrator of the Fund and sub-adviser of the Portfolio reimbursed certain operating expenses (equal to 0.45%, 0.51%, 0.41%, 0.35% and 0.22% of average daily net assets for the years ended October 31, 2020, 2019, 2018, 2017 and 2016, respectively). Absent this reimbursement, total return would be lower.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

12	See Notes to Financial Statements.

Parametric

Tax-Managed International Equity Fund

October 31, 2020

Notes to Financial Statements

1  Significant Accounting Policies

Parametric Tax-Managed International Equity Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers three classes of shares. Investor Class and Institutional Class shares are sold at net asset value and are not subject to a sales charge. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Effective March 1, 2013, Class C shares of the Fund are no longer available for purchase, except by existing shareholders (including shares acquired through the reinvestment of dividends and distributions) or employer sponsored retirement plans. Effective January 25, 2019, Class C shares generally automatically convert to Investor Class shares ten years after their purchase and, effective November 5, 2020, automatically convert to Investor Class shares eight years after their purchase as described in the Fund’s prospectus. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Tax-Managed International Equity Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (50.7% at October 31, 2020). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal and Other Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

In addition to the requirements of the Internal Revenue Code, the Fund may also be required to recognize its pro-rata share of the capital gains taxes incurred by the Portfolio.

As of October 31, 2020, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

G  Other — Investment transactions are accounted for on a trade date basis.

2  Distributions to Shareholders and Income Tax Information

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date.

13

Parametric

Tax-Managed International Equity Fund

October 31, 2020

Notes to Financial Statements — continued

Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2020 and October 31, 2019 was as follows:

	Year Ended October 31,
	2020	2019

Ordinary income	$860,567	$574,291

During the year ended October 31, 2020, accumulated loss was increased by $47,725 and paid-in-capital was increased by $47,725 due to the Fund’s use of equalization accounting. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2020, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed ordinary income	$363,510

Deferred capital losses	$(338,942)

Net unrealized depreciation	$(1,476,489)

At October 31, 2020, the Fund, for federal income tax purposes, had deferred capital losses of $338,942 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at October 31, 2020, $113,207 are short-term and $225,735 are long-term.

3  Transactions with Affiliates

Eaton Vance Management (EVM), a wholly-owned subsidiary of Eaton Vance Corp., serves as the administrator to the Fund, but receives no compensation. EVM and Parametric Portfolio Associates LLC (Parametric), the sub-adviser of the Portfolio and a wholly-owned indirect subsidiary of Eaton Vance Corp., have agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only) exceed 1.05%, 1.80% and 0.80% of the Fund’s average daily net assets for Investor Class, Class C and Institutional Class, respectively. This agreement may be changed or terminated after February 28, 2021. Pursuant to this agreement, EVM and Parametric were allocated $147,833 in total of the Fund’s operating expenses for the year ended October 31, 2020. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2020, EVM earned $16,641 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received distribution and service fees from Investor Class and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Investor Class shares (Investor Class Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Investor Class Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Investor Class shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2020 amounted to $48,283 for Investor Class shares.

The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2020, the Fund paid or accrued to EVD $10,367 for Class C shares.

14

Parametric

Tax-Managed International Equity Fund

October 31, 2020

Notes to Financial Statements — continued

Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2020 amounted to $3,456 for Class C shares.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within 12 months of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended October 31, 2020, the Fund was informed that EVD received less than $100 of CDSCs paid by Class C shareholders.

6  Investment Transactions

For the year ended October 31, 2020, increases and decreases in the Fund’s investment in the Portfolio aggregated $3,048,596 and $7,291,206, respectively.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Investor Class	2020	2019

Sales	21,346	38,335

Issued to shareholders electing to receive payments of distributions in Fund shares	39,728	27,495

Redemptions	(301,673)	(260,598)

Converted from Class C shares	53,249	395,604

Net increase (decrease)	(187,350)	200,836

	Year Ended October 31,
Class C	2020	2019

Sales	3,028	4,302

Issued to shareholders electing to receive payments of distributions in Fund shares	1,609	5,077

Redemptions	(62,157)	(51,024)

Converted to Investor Class shares	(56,268)	(417,431)

Net decrease	(113,788)	(459,076)

	Year Ended October 31,
Institutional Class	2020	2019

Sales	473,209	430,726

Issued to shareholders electing to receive payments of distributions in Fund shares	28,504	21,742

Redemptions	(572,975)	(436,379)

Net increase (decrease)	(71,262)	16,089

15

Parametric

Tax-Managed International Equity Fund

October 31, 2020

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Parametric Tax-Managed International Equity Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Parametric Tax-Managed International Equity Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), as of October 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 18, 2020

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

16

Parametric

Tax-Managed International Equity Fund

October 31, 2020

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2021 will show the tax status of all distributions paid to your account in calendar year 2020. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the foreign tax credit.

Qualified Dividend Income.  For the fiscal year ended October 31, 2020, the Fund designates approximately $616,875, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Foreign Tax Credit.  For the fiscal year ended October 31, 2020, the Fund paid foreign taxes of $70,987 and recognized foreign source income of $749,025.

17

Tax-Managed International Equity Portfolio

October 31, 2020

Portfolio of Investments

Common Stocks — 99.1%
Security	Shares	Value

Australia — 9.3%

AGL Energy, Ltd.	18,091	$158,559

Ampol, Ltd.	7,108	129,608

ASX, Ltd.	638	35,725

Atlas Arteria, Ltd.	10,339	40,953

Atlassian Corp. PLC, Class A(1)	1,800	344,916

Aurizon Holdings, Ltd.	7,700	20,418

AusNet Services	95,565	134,344

BHP Group, Ltd.	8,972	215,073

Brambles, Ltd.	17,422	117,499

Charter Hall Group	4,698	40,734

Charter Hall Long Wale REIT	6,388	21,417

Coca-Cola Amatil, Ltd.	15,577	136,171

Commonwealth Bank of Australia	4,049	196,585

Computershare, Ltd.	10,972	93,766

Cromwell Property Group	28,090	17,287

CSL, Ltd.	2,517	509,585

Dexus	13,975	84,549

Domain Holdings Australia, Ltd.(2)	29,017	80,487

Domino’s Pizza Enterprises, Ltd.	933	55,571

GPT Group (The)	22,015	62,352

GWA Group, Ltd.(2)	11,241	20,833

Hansen Technologies, Ltd.	14,633	40,658

Harvey Norman Holdings, Ltd.(2)	17,000	53,180

IDP Education, Ltd.(2)	3,186	43,224

Inghams Group, Ltd.(2)	17,894	36,006

Integrated Research, Ltd.	9,777	24,145

IRESS, Ltd.(2)	3,720	24,071

James Hardie Industries PLC CDI	4,004	97,217

JB Hi-Fi, Ltd.(2)	3,464	115,751

Medibank Pvt, Ltd.	16,474	30,925

Mirvac Group	41,842	62,050

National Australia Bank, Ltd.	5,991	78,380

Newcrest Mining, Ltd.	2,354	48,816

NEXTDC, Ltd.(1)	5,120	45,844

Northern Star Resources, Ltd.	3,606	38,093

Orica, Ltd.(2)	4,147	44,517

Qantas Airways, Ltd.(1)	19,011	55,929

REA Group, Ltd.(2)	1,183	98,381

Rio Tinto, Ltd.	2,553	166,082

Santos, Ltd.	28,331	94,183

Scentre Group(2)	51,564	76,094

Shopping Centres Australasia Property Group	20,523	33,484

Sonic Healthcare, Ltd.	1,319	32,306

Spark Infrastructure Group	66,000	92,101

Suncorp Group, Ltd.	4,024	23,240

Security	Shares	Value

Australia (continued)

Sydney Airport	17,791	$68,212

Tabcorp Holdings, Ltd.	26,454	61,125

Technology One, Ltd.	10,774	68,014

Telstra Corp., Ltd.	44,335	83,491

TPG Telecom, Ltd.(1)	20,255	102,234

Transurban Group	15,294	144,829

Vocus Group, Ltd.(1)	38,063	92,180

Washington H. Soul Pattinson & Co., Ltd.(2)	4,310	76,750

Wesfarmers, Ltd.	10,096	326,804

Westpac Banking Corp.	8,556	108,292

Woodside Petroleum, Ltd.	7,652	94,382

Woolworths Group, Ltd.	14,196	381,877

		$5,579,299

Austria — 1.1%

ams AG(1)	3,049	$65,284

ANDRITZ AG	1,052	35,480

BAWAG Group AG(1)(3)	822	30,188

CA Immobilien Anlagen AG	2,034	55,871

Erste Group Bank AG(1)	2,269	46,640

IMMOFINANZ AG(1)	1,276	17,112

Lenzing AG(1)(2)	466	32,620

Oesterreichische Post AG(2)	768	24,390

OMV AG	2,994	69,210

S&T AG(1)	1,191	21,550

Telekom Austria AG(2)	8,000	53,809

Verbund AG	2,140	123,423

Wienerberger AG	2,605	65,759

		$641,336

Belgium — 2.1%

Ackermans & van Haaren NV(1)	184	$22,649

Ageas S.A./NV	1,164	46,873

Anheuser-Busch InBev S.A./NV	2,330	120,522

Barco NV	4,389	68,850

Befimmo S.A.	1,120	43,599

Bekaert S.A.	2,338	49,730

bpost S.A.(1)	3,481	30,846

Cofinimmo S.A.	488	66,322

D’Ieteren S.A./NV	637	31,914

Econocom Group S.A./NV(1)	10,730	23,608

Elia Group S.A./NV	938	90,724

Etablissements Franz Colruyt NV	478	28,276

Euronav S.A.(2)	5,526	40,378

Groupe Bruxelles Lambert S.A.	459	37,642

KBC Ancora(1)	539	15,277

18	See Notes to Financial Statements.

Tax-Managed International Equity Portfolio

October 31, 2020

Portfolio of Investments — continued

Security	Shares	Value

Belgium (continued)

Orange Belgium S.A.	3,259	$54,311

Proximus SADP	5,756	111,898

Sofina S.A.	150	38,985

Solvay S.A.	1,005	81,656

Tessenderlo Group S.A.(1)	1,340	45,613

UCB S.A.	1,564	154,479

Warehouses De Pauw CVA	2,032	68,079

		$1,272,231

Denmark — 2.2%

ALK-Abello A/S(1)	138	$46,174

Bakkafrost P/F(1)	532	30,434

Carlsberg A/S, Class B	904	114,465

Chr. Hansen Holding A/S	607	61,252

Drilling Co. of 1972 A/S (The)(1)(2)	483	9,124

DSV PANALPINA A/S	558	90,531

Novo Nordisk A/S, Class B	2,404	153,293

Novozymes A/S, Class B	1,992	119,801

Orsted A/S(3)	1,200	190,451

Pandora A/S	1,743	138,271

Ringkjoebing Landbobank A/S	652	49,677

Rockwool International A/S, Class B	97	37,967

Royal Unibrew A/S(2)	227	22,135

SimCorp A/S	792	94,465

Sydbank A/S(1)	1,310	22,403

Topdanmark A/S	972	38,063

Tryg A/S	1,584	43,960

Vestas Wind Systems A/S	342	58,675

		$1,321,141

Finland — 2.2%

Citycon Oyj(2)	2,400	$18,476

Elisa Oyj	2,351	115,595

Fortum Oyj	7,644	143,681

Huhtamaki Oyj	736	35,952

Kemira Oyj	2,727	33,689

Kesko Oyj, Class B	7,675	196,945

Kone Oyj, Class B	1,249	99,437

Neste Oyj	2,706	141,128

Nokia Oyj(1)	23,544	79,371

Nordea Bank Abp(1)	10,249	76,921

Orion Oyj, Class B(2)	2,432	104,089

Sampo Oyj, Class A	1,342	50,642

TietoEVRY Oyj	956	23,846

Tokmanni Group Corp.	7,427	117,943

Security	Shares	Value

Finland (continued)

UPM-Kymmene Oyj	2,265	$64,007

Valmet Oyj(2)	1,377	32,865

		$1,334,587

France — 8.6%

Air Liquide S.A.	4,818	$704,576

Alstom S.A.(1)	840	37,531

Altarea SCA	208	26,638

Alten S.A.(1)	634	50,763

Atos SE(1)	1,046	71,458

AXA S.A.	8,332	133,806

BNP Paribas S.A.(1)	1,912	66,681

Bouygues S.A.	1,100	36,073

Cie Generale des Etablissements Michelin SCA	623	67,285

CNP Assurances(1)	2,759	31,118

Covivio	1,309	77,952

Danone S.A.	2,873	159,351

Dassault Systemes SE	1,540	262,586

Devoteam S.A.(1)	373	42,371

Engie S.A.(1)	22,570	272,974

EssilorLuxottica S.A.(1)	1,642	202,719

Eurazeo SE(1)	634	28,833

Gecina S.A.	1,055	130,971

Getlink SE(1)	2,197	29,550

Hermes International	100	93,110

Klepierre S.A.(2)	3,270	41,431

Legrand S.A.	560	41,451

LVMH Moet Hennessy Louis Vuitton SE	650	304,686

Orange S.A.	31,518	353,935

Pernod-Ricard S.A.	1,615	260,180

Safran S.A.(1)	692	72,992

Sanofi	5,890	531,828

SCOR SE(1)	1,880	45,656

Societe BIC S.A.	422	20,214

Suez S.A.	5,207	95,326

Teleperformance	177	53,132

Thales S.A.	600	39,096

TOTAL SE(2)	11,380	344,777

Veolia Environnement S.A.	5,261	97,921

Vinci S.A.	1,159	91,544

Vivendi S.A.	3,886	112,164

Wendel SE	356	30,809

Worldline S.A.(1)(3)	1,187	87,925

		$5,151,413

19	See Notes to Financial Statements.

Tax-Managed International Equity Portfolio

October 31, 2020

Portfolio of Investments — continued

Security	Shares	Value

Germany — 8.9%

adidas AG(1)	579	$172,024

Allianz SE	1,358	239,218

Aroundtown S.A.(1)	9,891	47,444

BASF SE	6,113	334,737

Bayer AG	2,172	102,063

Bayerische Motoren Werke AG	1,291	88,225

Beiersdorf AG	2,259	236,538

Continental AG	589	62,582

Delivery Hero SE(1)(3)	754	86,555

Deutsche Boerse AG	570	83,992

Deutsche Lufthansa AG(1)	2,863	24,493

Deutsche Telekom AG	26,429	401,688

Deutsche Wohnen SE	3,837	193,665

E.ON SE	27,081	282,026

Fraport AG Frankfurt Airport Services Worldwide(1)	341	12,333

Fresenius SE & Co. KGaA	2,385	88,468

HeidelbergCement AG	818	46,784

Henkel AG & Co. KGaA	2,341	211,635

Hochtief AG	235	17,288

HUGO BOSS AG	915	20,978

Knorr-Bremse AG	346	40,076

KWS Saat SE and Co. KGaA	425	31,297

Merck KGaA	988	146,354

Metro AG	7,704	75,448

MTU Aero Engines AG	354	60,506

Muenchener Rueckversicherungs-Gesellschaft AG	660	154,689

Puma SE(1)	927	81,152

QIAGEN NV(1)	1,735	82,388

Rational AG	97	72,756

RWE AG	7,472	276,522

SAP SE	4,054	432,499

Siemens AG	2,649	310,770

Siemens Energy AG(1)	1,324	28,990

Siemens Healthineers AG(3)	1,428	61,302

Symrise AG	1,413	174,238

TAG Immobilien AG	1,340	39,489

Telefonica Deutschland Holding AG(3)	39,958	100,785

Vonovia SE	4,578	292,367

Zalando SE(1)(3)	1,079	100,481

		$5,314,845

Hong Kong — 4.5%

AIA Group, Ltd.	24,000	$228,412

Alibaba Health Information Technology, Ltd.(1)	102,000	267,488

ASM Pacific Technology, Ltd.	3,600	36,304

Beijing Tong Ren Tang Chinese Medicine Co., Ltd.(2)	33,000	34,284

Security	Shares	Value

Hong Kong (continued)

BOC Hong Kong Holdings, Ltd.	7,000	$19,442

Budweiser Brewing Co. APAC Ltd.(3)	48,200	142,147

Cafe de Coral Holdings, Ltd.	22,000	45,474

China Youzan, Ltd.(1)	492,000	116,558

Chow Tai Fook Jewellery Group, Ltd.	63,400	81,028

CK Hutchison Holdings, Ltd.	22,000	132,879

CLP Holdings, Ltd.	15,000	138,218

Dairy Farm International Holdings, Ltd.(2)	13,400	50,475

Hang Lung Properties, Ltd.	14,000	34,083

Hang Seng Bank, Ltd.	2,400	36,974

Henderson Land Development Co., Ltd.	15,260	53,900

HK Electric Investments & HK Electric Investments, Ltd.	34,000	34,613

HKBN, Ltd.	35,000	60,631

HKT Trust and HKT, Ltd.	89,000	115,101

Hong Kong & China Gas Co., Ltd.	71,578	103,273

Hong Kong Exchanges & Clearing, Ltd.	2,200	105,421

Hongkong Land Holdings, Ltd.	8,100	29,736

Jardine Matheson Holdings, Ltd.	2,800	124,112

Jardine Strategic Holdings, Ltd.	1,800	38,974

Kerry Properties, Ltd.	10,000	24,535

Link REIT	9,000	68,687

MTR Corp., Ltd.	12,500	61,941

Nexteer Automotive Group, Ltd.(2)	48,000	40,085

NOVA Group Holdings, Ltd.	80,000	1,137

NWS Holdings, Ltd.	25,000	21,945

Power Assets Holdings, Ltd.	14,000	72,096

Sands China, Ltd.	24,000	84,230

Shangri-La Asia, Ltd.(1)	48,000	37,768

SJM Holdings, Ltd.	36,000	37,379

Sun Hung Kai Properties, Ltd.	5,000	64,359

SUNeVision Holdings, Ltd.	42,000	36,862

Swire Pacific, Ltd., Class A	4,000	18,241

Town Health International Medical Group, Ltd.(1)(4)	266,000	0

VSTECS Holdings, Ltd.	60,000	37,607

VTech Holdings, Ltd.	3,500	23,223

Wharf Real Estate Investment Co., Ltd.(2)	10,000	38,488

Yue Yuen Industrial Holdings, Ltd.	22,000	35,834

		$2,733,944

Ireland — 2.4%

AIB Group PLC(1)(2)	48,209	$54,533

Bank of Ireland Group PLC(1)	42,431	105,282

CRH PLC	6,065	212,225

Flutter Entertainment PLC(1)	1,560	272,701

Grafton Group PLC(1)	3,665	31,862

ICON PLC(1)	980	176,694

20	See Notes to Financial Statements.

Tax-Managed International Equity Portfolio

October 31, 2020

Portfolio of Investments — continued

Security	Shares	Value

Ireland (continued)

Irish Residential Properties REIT PLC(2)	42,500	$67,586

Kerry Group PLC, Class A	1,947	233,060

Kingspan Group PLC(1)	2,773	241,998

UDG Healthcare PLC	4,495	42,248

		$1,438,189

Israel — 2.3%

Amot Investments, Ltd.	5,499	$25,201

Azrieli Group, Ltd.	1,206	56,605

Bank Hapoalim B.M.	8,234	48,064

Bank Leumi Le-Israel B.M.	9,550	45,010

Bezeq The Israeli Telecommunication Corp., Ltd.(1)	126,713	142,877

Check Point Software Technologies, Ltd.(1)	385	43,721

Elbit Systems, Ltd.	637	71,779

Electra, Ltd.	173	75,173

Fattal Holdings 1998, Ltd.(1)	817	49,183

First International Bank of Israel, Ltd.	1,152	25,466

ICL Group, Ltd	34,547	125,332

Kenon Holdings, Ltd.	2,504	60,730

Maytronics, Ltd.	4,367	66,589

Melisron, Ltd.	729	26,366

Mizrahi Tefahot Bank, Ltd.	1,469	28,646

Nice, Ltd.(1)	490	111,440

Paz Oil Co., Ltd.	650	60,093

Reit 1, Ltd.	7,407	28,074

Shufersal, Ltd.	7,005	52,723

Strauss Group, Ltd.	3,028	87,255

Teva Pharmaceutical Industries, Ltd. ADR(1)	15,917	138,796

		$1,369,123

Italy — 4.4%

Assicurazioni Generali SpA	4,184	$56,125

ASTM SpA(1)	2,079	38,693

Atlantia SpA(1)(2)	4,194	64,380

Autogrill SpA(1)	2,584	9,686

Bio-On SpA(1)(4)	2,850	0

Brunello Cucinelli SpA(1)(2)	1,252	37,593

Cementir Holding NV	6,913	44,030

COSMO Pharmaceuticals NV(1)(2)	417	33,714

Davide Campari-Milano NV	18,866	197,175

De’Longhi SpA(1)	1,200	38,378

DiaSorin SpA	977	214,479

Enav SpA(3)	5,849	20,296

Enel SpA	29,175	231,956

Eni SpA	21,212	148,591

Security	Shares	Value

Italy (continued)

Ferrari NV	1,054	$188,025

IMA Industria Macchine Automatiche SpA(1)	484	38,078

Infrastrutture Wireless Italiane SpA(3)	25,801	278,693

Interpump Group SpA	778	29,386

Intesa Sanpaolo SpA(1)	69,966	116,151

Italgas SpA	7,381	42,653

Italmobiliare SpA	1,360	43,940

Leonardo SpA(2)	4,673	22,281

Mediaset SpA(1)	9,790	16,646

Mediobanca Banca di Credito Finanziario SpA	2,651	18,821

Poste Italiane SpA(3)	5,564	45,423

Prada SpA(1)	6,900	27,310

RAI Way SpA(3)	4,122	25,108

Recordati Industria Chimica e Farmaceutica SpA	2,026	105,037

Reply SpA	996	107,007

Retelit SpA	14,503	36,755

Salvatore Ferragamo SpA(1)	2,265	29,218

Saras SpA(1)(2)	14,538	7,449

STMicroelectronics NV	7,572	231,000

Technogym SpA(1)(3)	2,741	20,385

Terna Rete Elettrica Nazionale SpA	8,968	60,550

UnipolSai Assicurazioni SpA	10,716	24,888

		$2,649,900

Japan — 13.6%

Activia Properties, Inc.	6	$21,678

Aeon Mall Co., Ltd.	1,800	28,079

Air Water, Inc.(2)	2,000	28,576

Ajinomoto Co., Inc.	2,100	42,191

ANA Holdings, Inc.(1)	1,100	23,992

Asahi Group Holdings, Ltd.	1,200	37,137

Asahi Kasei Corp.	6,000	51,993

Bandai Namco Holdings, Inc.	1,300	97,155

Bridgestone Corp.	900	29,335

Canon, Inc.	3,000	52,219

Central Japan Railway Co.(2)	200	24,184

Chubu Electric Power Co., Inc.	6,200	69,451

Chugai Pharmaceutical Co., Ltd.	2,700	104,220

Chugoku Electric Power Co., Inc. (The)	4,500	56,537

Citizen Watch Co., Ltd.	8,200	21,724

Daicel Corp.	3,400	24,265

Daido Steel Co., Ltd.	700	22,925

Daiichi Sankyo Co., Ltd.	3,600	95,017

Daikin Industries, Ltd.	500	93,567

Daiwa House REIT Investment Corp.	23	53,205

Daiwa Securities Group, Inc.	7,000	28,363

21	See Notes to Financial Statements.

Tax-Managed International Equity Portfolio

October 31, 2020

Portfolio of Investments — continued

Security	Shares	Value

Japan (continued)

Dentsu Group, Inc.	1,000	$28,828

East Japan Railway Co.	600	31,376

ENEOS Holdings, Inc.	37,400	126,198

Fast Retailing Co., Ltd.	100	69,754

Frontier Real Estate Investment Corp.	8	26,783

FUJIFILM Holdings Corp.	1,700	86,687

GLP J-REIT	28	43,166

Hankyu Hanshin Holdings, Inc.	1,000	30,533

Hirose Electric Co., Ltd.	315	43,969

Hitachi, Ltd.	1,900	64,038

Hulic Co., Ltd.	4,000	37,052

Inpex Corp.	11,000	52,166

ITOCHU Corp.	1,500	36,028

Iwatani Corp.	1,000	45,373

Japan Airlines Co., Ltd.(1)	900	15,719

Japan Exchange Group, Inc.	2,100	51,268

Japan Hotel REIT Investment Corp.	63	30,508

Japan Post Bank Co., Ltd.(2)	4,800	38,283

Japan Post Holdings Co., Ltd.	5,300	36,366

Japan Prime Realty Investment Corp.	11	29,728

Japan Real Estate Investment Corp.	11	53,908

Japan Retail Fund Investment Corp.	31	44,684

Japan Tobacco, Inc.	3,200	60,247

JFE Holdings, Inc.(1)	4,200	29,510

Kajima Corp.	2,000	21,371

Kakaku.com, Inc.	1,900	50,212

Kamigumi Co., Ltd.	1,500	26,836

Kansai Electric Power Co., Inc. (The)	8,700	79,173

Kansai Paint Co., Ltd.	1,400	36,095

Kao Corp.	1,000	71,199

KDDI Corp.	6,400	173,152

Kenedix Office Investment Corp.(2)	6	34,702

Keyence Corp.	400	181,529

Kintetsu Group Holdings Co., Ltd.	800	31,964

Kirin Holdings Co., Ltd.	2,400	43,268

Kuraray Co., Ltd.	2,500	23,122

Kyushu Electric Power Co., Inc.	4,800	40,241

Lion Corp.	2,100	42,822

Makita Corp.(2)	1,000	44,204

Marubeni Corp.	7,000	36,548

Maruichi Steel Tube, Ltd.	1,200	27,530

MEIJI Holdings Co., Ltd.	500	36,225

Mitsubishi Chemical Holdings Corp.	5,000	28,141

Mitsubishi Corp.	1,300	29,005

Mitsubishi Estate Co., Ltd.(2)	5,400	80,546

Mitsubishi UFJ Financial Group, Inc.	32,200	126,929

Security	Shares	Value

Japan (continued)

Mitsui & Co., Ltd.	3,900	$61,088

Mizuho Financial Group, Inc.	6,730	82,860

Mori Hills REIT Investment Corp.	25	30,793

MS&AD Insurance Group Holdings, Inc.	1,800	49,257

Murata Manufacturing Co., Ltd.	1,500	105,193

NEC Corp.	1,500	75,555

NH Foods, Ltd.	1,000	40,963

Nintendo Co., Ltd.	300	162,207

Nippon Accommodations Fund, Inc.	8	45,829

Nippon Building Fund, Inc.	11	55,559

Nippon Paint Holdings Co., Ltd.	1,200	108,096

Nippon Prologis REIT, Inc.	26	85,577

Nippon Sanso Holdings Corp.	1,300	19,060

Nippon Shokubai Co., Ltd.	600	29,381

Nippon Steel Corp.(1)	4,500	43,646

Nippon Telegraph & Telephone Corp.	6,800	143,044

Nissan Chemical Corp.	900	47,764

Nissin Foods Holdings Co., Ltd.	400	34,636

Nitori Holdings Co., Ltd.	400	82,223

Nomura Real Estate Master Fund, Inc.	21	25,077

Nomura Research Institute, Ltd.	2,000	58,955

NTT Data Corp.	4,400	49,659

NTT DOCOMO, Inc.(2)	9,200	342,564

Obic Co., Ltd.(2)	300	53,113

Oji Holdings Corp.	4,300	18,122

Olympus Corp.	5,100	97,635

Ono Pharmaceutical Co., Ltd.	2,500	71,313

Oriental Land Co., Ltd.	500	69,989

ORIX Corp.	3,500	40,933

Orix JREIT, Inc.	26	36,541

Otsuka Holdings Co., Ltd.	2,400	88,888

Pan Pacific International Holdings Corp.	2,000	42,437

Rakuten, Inc.	3,000	29,188

Recruit Holdings Co., Ltd.	2,300	87,516

Resona Holdings, Inc.	7,500	24,727

Ricoh Co., Ltd.	4,000	26,269

Rinnai Corp.	600	59,122

Sekisui House, Ltd.	2,000	33,227

Seven & i Holdings Co., Ltd.	2,200	66,868

Shikoku Electric Power Co., Inc.	5,200	37,375

Shimadzu Corp.	1,200	34,312

Shimano, Inc.	300	68,615

Shin-Etsu Chemical Co., Ltd.	1,300	173,637

Shionogi & Co., Ltd.	1,100	51,887

Sompo Holdings, Inc.	1,600	59,737

Sony Corp.	1,600	133,386

22	See Notes to Financial Statements.

Tax-Managed International Equity Portfolio

October 31, 2020

Portfolio of Investments — continued

Security	Shares	Value

Japan (continued)

Subaru Corp.(2)	1,100	$20,188

Sumitomo Corp.	1,600	17,505

Sumitomo Mitsui Financial Group, Inc.	3,500	96,887

Sumitomo Mitsui Trust Holdings, Inc.	1,500	40,331

Suntory Beverage & Food, Ltd.	900	31,039

Suzuki Motor Corp.(2)	1,000	42,948

Sysmex Corp.	500	46,964

Taiheiyo Cement Corp.	1,500	35,208

Takeda Pharmaceutical Co., Ltd.	3,800	117,430

TEIJIN, Ltd.	1,400	21,445

Terumo Corp.	1,800	66,247

Toho Gas Co., Ltd.	1,500	77,433

Tokio Marine Holdings, Inc.	2,000	89,389

Tokyo Gas Co., Ltd.	3,800	86,106

Tokyu Corp.	2,000	23,729

Toppan Printing Co., Ltd.	2,000	25,433

Toray Industries, Inc.	9,300	42,082

Toshiba Corp.	1,800	45,533

Toyo Suisan Kaisha, Ltd.	1,000	49,766

Toyobo Co., Ltd.	1,800	23,998

Toyota Motor Corp.	2,600	170,682

Trend Micro, Inc.	600	33,609

Tsuruha Holdings, Inc.	200	28,005

Unicharm Corp.	1,500	69,406

United Urban Investment Corp.	36	38,436

West Japan Railway Co.	400	17,159

Yakult Honsha Co., Ltd.	600	29,036

Yamato Holdings Co., Ltd.	2,000	52,941

Yamato Kogyo Co., Ltd.	1,000	24,015

Yamazaki Baking Co., Ltd.	2,000	32,852

Z Holdings Corp.	11,200	78,098

		$8,140,522

Netherlands — 4.7%

ABN AMRO Bank NV(1)(3)	1,800	$14,786

Accell Group(1)	1,483	40,047

Akzo Nobel NV	2,765	265,961

ASML Holding NV	1,092	395,089

ASR Nederland NV	1,620	49,160

Corbion NV	2,072	94,105

Eurocommercial Properties NV	1,255	13,700

Euronext NV(3)	412	42,898

GrandVision NV(1)(3)	1,280	35,582

IMCD NV	840	97,222

ING Groep NV(1)	19,984	136,885

Koninklijke KPN NV	57,331	154,838

Security	Shares	Value

Netherlands (continued)

Koninklijke Philips NV(1)	7,493	$347,051

Koninklijke Vopak NV	1,452	75,412

NN Group NV	1,302	45,311

Prosus NV	3,222	321,671

Randstad NV(1)	1,087	54,238

Signify NV(1)(3)	769	27,296

Unilever NV(2)	7,819	440,786

Wolters Kluwer NV	2,003	162,176

		$2,814,214

New Zealand — 1.1%

a2 Milk Co., Ltd. (The)(1)	5,085	$49,239

Auckland International Airport, Ltd.(1)	12,240	56,621

Contact Energy, Ltd.	9,580	46,705

Fisher & Paykel Healthcare Corp., Ltd.	3,040	70,328

Fletcher Building, Ltd.(1)	27,491	74,449

Goodman Property Trust	27,739	45,499

Mercury NZ, Ltd.	13,643	48,233

Precinct Properties New Zealand, Ltd.	27,851	32,580

Pushpay Holdings, Ltd.(1)	4,169	25,077

Restaurant Brands New Zealand, Ltd.(1)	1,138	8,928

SKYCITY Entertainment Group, Ltd.	23,126	42,791

Spark New Zealand, Ltd.	29,667	88,042

Xero, Ltd.(1)	655	50,814

Z Energy, Ltd.	22,601	42,236

		$681,542

Norway — 2.1%

Atea ASA(1)	6,274	$72,896

Borregaard ASA	2,485	33,288

DNB ASA(1)	4,962	67,011

Entra ASA(3)	6,540	85,497

Equinor ASA	8,940	114,072

Europris ASA(3)	9,810	50,991

Fjordkraft Holding ASA(3)	4,604	37,918

Gjensidige Forsikring ASA	1,701	32,413

Golar LNG, Ltd.(1)(2)	2,500	18,875

Kongsberg Gruppen ASA(2)	1,873	30,435

Mowi ASA(2)	4,027	63,618

Nordic Nanovector ASA(1)(2)	8,892	12,990

Opera, Ltd. ADR(1)(2)	6,200	56,420

Orkla ASA	8,207	77,472

Scatec Solar ASA(3)	3,300	73,002

SFL Corp, Ltd.	2,400	15,624

SpareBank 1 SMN	3,485	30,063

23	See Notes to Financial Statements.

Tax-Managed International Equity Portfolio

October 31, 2020

Portfolio of Investments — continued

Security	Shares	Value

Norway (continued)

SpareBank 1 SR-Bank ASA(1)	2,455	$19,579

Telenor ASA	9,462	146,209

Tomra Systems ASA	2,037	82,268

Veidekke ASA(1)	3,671	42,308

Yara International ASA	3,318	116,115

		$1,279,064

Portugal — 1.0%

Banco Comercial Portugues S.A.(1)	599,339	$52,705

Corticeira Amorim SGPS S.A.	2,318	26,587

CTT - Correios de Portugal S.A.(1)	18,519	45,311

EDP - Energias de Portugal S.A.	23,100	113,945

EDP Renovaveis S.A.	2,527	48,040

Galp Energia SGPS S.A., Class B	7,678	62,354

Jeronimo Martins SGPS S.A.	7,890	125,323

Navigator Co. S.A. (The)(1)	20,914	46,080

NOS SGPS S.A.	22,214	76,344

Semapa-Sociedade de Investimento e Gestao	1,523	11,446

		$608,135

Singapore — 2.3%

Ascendas Real Estate Investment Trust	23,500	$49,588

CapitaLand Mall Trust	30,560	38,737

ComfortDelGro Corp., Ltd.	36,500	36,101

Ezion Holdings, Ltd.(1)(4)	160,000	0

Flex, Ltd.(1)	9,357	132,402

Genting Singapore, Ltd.	146,700	69,274

Hutchison Port Holdings Trust	187,500	27,209

Jardine Cycle & Carriage, Ltd.	2,600	33,821

Keppel Infrastructure Trust	106,657	42,624

Mapletree Industrial Trust	17,200	38,333

Mapletree Logistics Trust	30,900	44,140

Oversea-Chinese Banking Corp., Ltd.	14,700	90,666

Raffles Medical Group, Ltd.	38,400	21,663

SATS, Ltd.(2)	7,300	15,920

Sembcorp Industries, Ltd.	21,400	24,770

Singapore Airlines, Ltd.	14,800	36,728

Singapore Exchange, Ltd.	7,000	44,396

Singapore Post, Ltd.	26,100	12,725

Singapore Technologies Engineering, Ltd.	19,500	49,848

Singapore Telecommunications, Ltd.	108,900	161,882

Suntec Real Estate Investment Trust	27,000	26,516

United Overseas Bank, Ltd.	4,500	62,525

Venture Corp., Ltd.	7,600	107,135

Security	Shares	Value

Singapore (continued)

Wilmar International, Ltd.	69,400	$205,462

		$1,372,465

Spain — 4.3%

Acerinox S.A.(1)	4,630	$36,754

Aena SME S.A.(1)(3)	685	92,294

Almirall S.A.	5,461	58,410

Amadeus IT Group S.A.	5,033	239,803

Applus Services S.A.(1)	2,203	17,268

Banco Bilbao Vizcaya Argentaria S.A.	32,747	94,480

Banco Santander S.A.(1)	74,459	149,108

CaixaBank S.A.	13,396	24,442

Cellnex Telecom S.A.(3)	2,405	154,379

Cia de Distribucion Integral Logista Holdings S.A.	1,300	21,949

Coca-Cola European Partners PLC	5,000	178,550

Ebro Foods S.A.(2)	2,380	53,288

Endesa S.A.	1,800	48,293

Faes Farma S.A.	12,615	47,541

Ferrovial S.A.	5,203	112,684

Grifols S.A.(2)	6,503	175,738

Iberdrola S.A.	26,615	314,259

Industria de Diseno Textil S.A.(2)	10,118	249,807

Merlin Properties Socimi S.A.	21,513	144,805

Red Electrica Corp. S.A.	1,244	21,912

Repsol S.A.	37,564	235,829

Telefonica S.A.	32,650	106,212

Tubacex S.A.(1)	12,500	13,830

		$2,591,635

Sweden — 4.4%

Alfa Laval AB(1)	2,000	$40,624

Arjo AB, Class B	8,801	62,563

Assa Abloy AB, Class B	2,883	61,790

Avanza Bank Holding AB	5,229	99,593

Axfood AB	2,453	57,015

BillerudKorsnas AB	2,548	39,802

BioGaia AB, Class B	921	43,704

Bonava AB, Class B(1)	2,000	15,543

Castellum AB	6,400	133,252

Elekta AB, Class B(2)	9,796	114,574

Epiroc AB, Class A	2,897	43,257

Essity AB, Class B(2)	4,649	134,557

Fabege AB	7,085	89,462

Fingerprint Cards AB, Class B(1)(2)	20,825	35,124

Granges AB(1)(2)	4,911	44,298

24	See Notes to Financial Statements.

Tax-Managed International Equity Portfolio

October 31, 2020

Portfolio of Investments — continued

Security	Shares	Value

Sweden (continued)

Hennes & Mauritz AB, Class B	4,570	$74,301

Holmen AB, Class B	2,532	95,885

Husqvarna AB, Class B	3,790	39,081

ICA Gruppen AB(2)	1,559	73,800

JM AB(2)	2,031	58,655

Lundin Energy AB	4,713	90,098

Modern Times Group MTG AB, Class B(1)	3,758	50,051

Mycronic AB	2,681	56,565

NetEnt AB	6,918	65,612

Nibe Industrier AB, Class B(1)	1,531	36,865

Nordic Entertainment Group AB, Class B(1)	1,265	45,158

Nyfosa AB(1)	5,600	46,302

Pandox AB(1)	1,500	14,975

Securitas AB, Class B(1)	1,900	26,820

Skandinaviska Enskilda Banken AB, Class A(1)	10,460	89,760

Skanska AB, Class B	1,238	23,219

Svenska Cellulosa AB SCA, Class B(1)	9,048	122,388

Svenska Handelsbanken AB, Class A(1)	9,558	77,445

Swedish Orphan Biovitrum AB(1)	3,766	64,949

Tele2 AB, Class B	4,040	47,680

Telefonaktiebolaget LM Ericsson, Class B	16,748	186,983

Telia Co. AB(2)	41,615	159,225

Volvo AB, Class B(1)	2,772	53,880

Wallenstam AB, Class B	3,540	46,927

		$2,661,782

Switzerland — 9.0%

Adecco Group AG	1,216	$59,625

ALSO Holding AG	375	87,737

Baloise Holding AG	396	54,155

Banque Cantonale Vaudoise	570	55,233

Belimo Holding AG	7	52,057

BKW AG	330	32,780

Cembra Money Bank AG	670	74,440

Cie Financiere Richemont S.A.	7,871	491,967

Comet Holding AG	287	40,348

DKSH Holding AG	773	49,735

dormakaba Holding AG	68	31,266

Ems-Chemie Holding AG	72	63,330

Flughafen Zurich AG(1)	187	25,236

Forbo Holding AG	26	39,808

Geberit AG	221	125,786

Givaudan S.A.	85	346,625

Helvetia Holding AG	425	33,326

Implenia AG	883	17,711

Ina Invest Holding AG(1)	176	3,272

Security	Shares	Value

Switzerland (continued)

Inficon Holding AG	86	$63,146

Intershop Holding AG	78	47,829

Kuehne & Nagel International AG	464	92,736

Landis+Gyr Group AG(1)	1,111	62,049

Logitech International S.A.	2,351	197,781

Mobilezone Holding AG	4,644	43,498

Nestle S.A.	6,807	765,637

Novartis AG	3,902	304,054

Partners Group Holding AG	75	67,523

PSP Swiss Property AG	649	78,481

Roche Holding AG PC	1,070	343,825

Schindler Holding AG	219	56,292

Schindler Holding AG PC	353	90,426

Schweiter Technologies AG	26	35,510

SGS S.A., Class R	23	57,450

SIG Combibloc Group AG	3,912	80,465

Sika AG	1,308	321,774

Sonova Holding AG(1)	345	81,892

Stadler Rail AG(1)(2)	954	37,946

Swatch Group AG (The)	155	32,824

Swiss Life Holding AG	264	88,807

Swiss Prime Site AG	1,328	111,725

Swiss Re AG	1,673	120,055

Swisscom AG	445	226,327

Valora Holding AG(1)	245	34,975

Zehnder Group AG	691	33,048

Zurich Insurance Group AG	683	226,855

		$5,387,367

United Kingdom — 8.6%

3i Group PLC	3,933	$49,122

Admiral Group PLC	1,052	37,476

Assura PLC	34,782	34,338

AstraZeneca PLC	2,948	295,995

Auto Trader Group PLC(3)	12,550	94,356

Avast PLC(3)	12,144	74,628

Aveva Group PLC	907	50,346

Aviva PLC	7,746	25,837

BAE Systems PLC	8,600	44,207

Barclays PLC(1)	20,448	28,342

Barratt Developments PLC(1)	3,866	24,165

Bellway PLC	608	18,395

Berkeley Group Holdings PLC	552	29,023

BHP Group PLC	7,729	149,729

Big Yellow Group PLC	2,400	34,202

BMO Commercial Property Trust	14,249	11,354

25	See Notes to Financial Statements.

Tax-Managed International Equity Portfolio

October 31, 2020

Portfolio of Investments — continued

Security	Shares	Value

United Kingdom (continued)

BP PLC	80,334	$204,907

BT Group PLC	55,954	73,487

Bunzl PLC	1,400	43,521

Compass Group PLC	5,483	75,050

Croda International PLC	489	38,220

Derwent London PLC	1,020	35,125

Diageo PLC	4,200	135,735

Direct Line Insurance Group PLC	9,041	30,897

Elementis PLC(1)	14,188	13,675

Essentra PLC(1)	5,799	18,507

Experian PLC	1,492	54,658

Ferguson PLC	689	68,432

Fresnillo PLC	4,030	60,783

GlaxoSmithKline PLC	7,783	129,964

Great Portland Estates PLC	4,065	30,390

Halma PLC	5,460	167,554

Howden Joinery Group PLC(1)	5,263	43,451

HSBC Holdings PLC	14,993	62,830

Imperial Brands PLC	1,796	28,427

InterContinental Hotels Group PLC(1)	671	34,094

Intertek Group PLC	543	39,113

Land Securities Group PLC	6,288	41,488

London Stock Exchange Group PLC	726	78,261

LondonMetric Property PLC	11,374	31,801

Marks & Spencer Group PLC	30,532	35,175

Meggitt PLC(1)	3,859	13,674

Mondi PLC	3,379	64,043

Moneysupermarket.com Group PLC	13,551	42,800

National Grid PLC	21,734	258,537

NCC Group PLC	21,199	50,308

Next PLC	582	43,956

Pearson PLC(2)	5,346	35,320

Persimmon PLC	2,761	83,594

Phoenix Group Holdings PLC	5,262	45,186

QinetiQ Group PLC	8,311	25,455

Reckitt Benckiser Group PLC	1,454	128,081

RELX PLC	3,168	62,688

Rentokil Initial PLC(1)	5,526	37,622

Rightmove PLC(1)	13,046	104,409

Rio Tinto PLC	3,415	193,157

Royal Dutch Shell PLC, Class A	16,638	209,297

Royal Mail PLC	6,900	20,310

RSA Insurance Group PLC	4,203	23,081

Safestore Holdings PLC	3,803	39,589

Sage Group PLC (The)	15,349	126,290

Segro PLC	8,635	100,897

Security	Shares	Value

United Kingdom (continued)

Severn Trent PLC	3,397	$106,911

Shaftesbury PLC	2,131	12,561

Shaftesbury PLC	257	183

Spirax-Sarco Engineering PLC	358	52,337

Standard Life Aberdeen PLC	8,792	25,618

Tate & Lyle PLC	7,007	54,015

Taylor Wimpey PLC(1)	12,334	16,899

Tritax Big Box REIT PLC	37,589	76,267

Unilever PLC	2,083	118,708

UNITE Group PLC (The)(1)	5,785	62,430

United Utilities Group PLC	9,445	105,584

Vodafone Group PLC	119,033	158,786

WH Smith PLC	1,016	13,134

Whitbread PLC(1)	1,423	39,620

WM Morrison Supermarkets PLC	8,786	18,546

		$5,146,953

Total Common Stocks (identified cost $60,781,439)		$59,489,687

Rights(1) — 0.0%
Security	Shares	Value

BUWOG AG(4)	1,234	$0

Mapletree Logistics Trust, Exp. 12/11/20	587	0

Total Rights (identified cost $0)		$0

Warrants(1) — 0.0%
Security	Shares	Value

Ezion Holdings, Ltd., Exp. 4/16/23, Strike SGD 0.2763(4)	96,000	$0

Total Warrants (identified cost $0)		$0

26	See Notes to Financial Statements.

Tax-Managed International Equity Portfolio

October 31, 2020

Portfolio of Investments — continued

Short-Term Investments — 3.8%
Description	Units/ Shares	Value

Eaton Vance Cash Reserves Fund, LLC, 0.12%(5)	137,978	$137,978

State Street Navigator Securities Lending Government Money Market Portfolio, 0.09%(6)	2,122,914	2,122,914

Total Short-Term Investments (identified cost $2,260,892)		$2,260,892

Total Investments — 102.9% (identified cost $63,042,331)		$61,750,579

Other Assets, Less Liabilities — (2.9)%		$(1,734,642)

Net Assets — 100.0%		$60,015,937

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	Non-income producing security.

(2)	All or a portion of this security was on loan at October 31, 2020. The aggregate market value of securities on loan at October 31, 2020 was $3,908,749.

(3)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At October 31, 2020, the aggregate value of these securities is $1,973,366 or 3.3% of the Portfolio’s net assets.

(4)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 8).

(5)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2020.

(6)	Represents investment of cash collateral received in connection with securities lending.

Sector Classification of Portfolio
Sector	Percentage of Net Assets	Value

Consumer Discretionary	10.8%	$6,492,751

Industrials	10.5	6,303,725

Consumer Staples	10.4	6,228,034

Materials	10.1	6,071,706

Health Care	9.9	5,939,911

Financials	9.8	5,882,127

Information Technology	9.8	5,875,038

Communication Services	8.8	5,298,716

Utilities	7.4	4,447,200

Real Estate	7.4	4,442,365

Energy	4.2	2,508,114

Short-Term Investments	3.8	2,260,892

Total Investments	102.9%	$61,750,579

Abbreviations:

ADR	–	American Depositary Receipt

CDI	–	CHESS Depositary Interest

PC	–	Participation Certificate

Currency Abbreviations:

SGD	–	Singapore Dollar

27	See Notes to Financial Statements.

Tax-Managed International Equity Portfolio

October 31, 2020

Statement of Assets and Liabilities

Assets	October 31, 2020

Unaffiliated investments, at value including $3,908,749 of securities on loan (identified cost, $62,904,353)	$61,612,601

Affiliated investment, at value (identified cost, $137,978)	137,978

Foreign currency, at value (identified cost, $58,625)	58,013

Dividends receivable	95,408

Dividends receivable from affiliated investment	8

Receivable for investments sold	37,500

Securities lending income receivable	4,533

Tax reclaims receivable	275,918

Total assets	$62,221,959

Liabilities

Collateral for securities loaned	$2,122,914

Payable to affiliates:

Investment adviser fee	26,925

Trustees’ fees	319

Accrued expenses	55,864

Total liabilities	$2,206,022

Net Assets applicable to investors’ interest in Portfolio	$60,015,937

28	See Notes to Financial Statements.

Tax-Managed International Equity Portfolio

October 31, 2020

Statement of Operations

Investment Income	Year Ended October 31, 2020

Dividends (net of foreign taxes, $234,767)	$1,452,271

Dividends from affiliated investment	1,462

Non-cash dividends	83,633

Securities lending income, net	32,582

Total investment income	$1,569,948

Expenses

Investment adviser fee	$323,552

Trustees’ fees and expenses	3,957

Custodian fee	64,736

Legal and accounting services	53,314

Miscellaneous	1,184

Total expenses	$446,743

Net investment income	$1,123,205

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —

Investment transactions	$(543,008)

Investment transactions — affiliated investment	164

Foreign currency transactions	(3,031)

Net realized loss	$(545,875)

Change in unrealized appreciation (depreciation) —

Investments	$(4,842,919)

Foreign currency	21,037

Net change in unrealized appreciation (depreciation)	$(4,821,882)

Net realized and unrealized loss	$(5,367,757)

Net decrease in net assets from operations	$(4,244,552)

29	See Notes to Financial Statements.

Tax-Managed International Equity Portfolio

October 31, 2020

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2020	2019

From operations —

Net investment income	$1,123,205	$1,728,317

Net realized gain (loss)	(545,875)	3,983,406

Net change in unrealized appreciation (depreciation)	(4,821,882)	1,678,253

Net increase (decrease) in net assets from operations	$(4,244,552)	$7,389,976

Capital transactions —

Contributions	$4,925,657	$4,518,129

Withdrawals	(11,718,737)	(8,896,244)

Net decrease in net assets from capital transactions	$(6,793,080)	$(4,378,115)

Net increase (decrease) in net assets	$(11,037,632)	$3,011,861

Net Assets

At beginning of year	$71,053,569	$68,041,708

At end of year	$60,015,937	$71,053,569

30	See Notes to Financial Statements.

Tax-Managed International Equity Portfolio

October 31, 2020

Financial Highlights

	Year Ended October 31,
Ratios/Supplemental Data	2020	2019	2018	2017	2016

Ratios (as a percentage of average daily net assets):

Expenses	0.69%	0.74%	0.71%	0.68%	0.97%

Net investment income	1.74%	2.53%	1.90%	2.30%	2.19%

Portfolio Turnover	10%	37%	30%	26%	14%

Total Return	(5.07)%	11.59%	(5.77)%	22.05%	0.74%

Net assets, end of year (000’s omitted)	$60,016	$71,054	$68,042	$75,680	$65,395

31	See Notes to Financial Statements.

Tax-Managed International Equity Portfolio

October 31, 2020

Notes to Financial Statements

1  Significant Accounting Policies

Tax-Managed International Equity Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to achieve long-term, after-tax returns by investing in a diversified portfolio of foreign equity securities. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2020, Parametric Tax-Managed International Equity Fund and Eaton Vance Tax-Managed Equity Asset Allocation Fund held an interest of 50.7% and 49.3%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Portfolio’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.

Affiliated Fund. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Other. Investments in registered investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value per share on the valuation day.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Non-cash dividends are recorded at the fair value of the securities received. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. In consideration of recent decisions rendered by European courts, the Portfolio has filed additional tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. Due to the uncertainty as to the ultimate resolution of these proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment, no amounts are reflected in the financial statements for such outstanding reclaims.

D  Federal and Other Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.

32

Tax-Managed International Equity Portfolio

October 31, 2020

Notes to Financial Statements — continued

In addition to the requirements of the Internal Revenue Code, the Portfolio may also be subject to local taxes on the recognition of capital gains in certain countries. Capital gains taxes on securities sold are included in net realized gain (loss) on investments.

As of October 31, 2020, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM and an indirect subsidiary of Eaton Vance Corp., as compensation for investment advisory services rendered to the Portfolio. Pursuant to the investment advisory agreement and subsequent fee reduction agreements between the Portfolio and BMR, the fee is computed at an annual rate of 0.50% of the Portfolio’s average daily net assets up to $1 billion and is payable monthly. On net assets of $1 billion or over, the annual fee is reduced. The fee reductions cannot be terminated or reduced without the approval of a majority vote of the Trustees of the Portfolio who are not interested persons of BMR or the Portfolio and by vote of a majority of the holders of interest in the Portfolio. For the year ended October 31, 2020, the Portfolio’s investment adviser fee amounted to $323,552 or 0.50% of the Portfolio’s average daily net assets. Pursuant to a sub-advisory agreement, BMR pays Parametric Portfolio Associates LLC (Parametric), a wholly-owned indirect subsidiary of Eaton Vance Corp., a portion of its investment adviser fee for sub-advisory services provided to the Portfolio. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2020, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $6,360,392 and $11,845,731, respectively, for the year ended October 31, 2020.

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at October 31, 2020, as determined on a federal income tax basis, were as follows:

Aggregate cost	$63,293,426

Gross unrealized appreciation	$10,291,846

Gross unrealized depreciation	(11,834,693)

Net unrealized depreciation	$(1,542,847)

33

Tax-Managed International Equity Portfolio

October 31, 2020

Notes to Financial Statements — continued

5  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in an $800 million unsecured line of credit agreement with a group of banks, which is in effect through October 26, 2021. Borrowings are made by the Portfolio solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2020, an upfront fee and arrangement fee totaling $950,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2020.

6  Securities Lending Agreement

The Portfolio has established a securities lending agreement with State Street Bank and Trust Company (SSBT) as securities lending agent in which the Portfolio lends portfolio securities to qualified borrowers in exchange for collateral consisting of either cash or securities issued or guaranteed by the U.S. government or its agencies or instrumentalities in an amount at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is delivered to the Portfolio on the next business day. Cash collateral is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market fund registered under the 1940 Act. The Portfolio earns interest on the amount invested but it must pay (and at times receive from) the broker a loan rebate fee computed as a varying percentage of the collateral received. For security loans secured by non-cash collateral, the Portfolio earns a negotiated lending fee from the borrower. A portion of the income earned by the Portfolio from its investment of cash collateral, net of rebate fees, and lending fees received is allocated to SSBT for its services as lending agent and the portion allocated to the Portfolio is presented as securities lending income, net on the Statement of Operations. Non-cash collateral is held by the lending agent on behalf of the Portfolio and cannot be sold or re-pledged by the Portfolio; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities.

The Portfolio is subject to possible delay in the recovery of loaned securities. Pursuant to the securities lending agreement, SSBT has provided indemnification to the Portfolio in the event of default by a borrower with respect to a loan. The Portfolio bears the risk of loss with respect to the investment of cash collateral.

At October 31, 2020, the value of the securities loaned and the value of the collateral received, which exceeded the value of the securities loaned, amounted to $3,908,749 and $4,277,330, respectively. Collateral received was comprised of cash of $2,122,914 and U.S. government and/or agencies securities of $2,154,416. The securities lending transactions have no contractual maturity date and each of the Portfolio and borrower has the option to terminate a loan at any time.

The following table provides a breakdown of securities lending transactions accounted for as secured borrowings, the obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of October 31, 2020.

	Remaining Contractual Maturity of the Transactions
	Overnight and Continuous	<30 days	30 to 90 days	>90 days	Total

Common Stocks	$2,122,914	$—	$—	$—	$2,122,914

The carrying amount of the liability for collateral for securities loaned at October 31, 2020 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 8) at October 31, 2020.

7  Investments in Affiliated Funds

At October 31, 2020, the value of the Portfolio’s investment in affiliated funds was $137,978, which represents 0.2% of the Portfolio’s net assets. Transactions in affiliated funds by the Portfolio for the year ended October 31, 2020 were as follows:

Name of affiliated fund	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units, end of period

Short-Term Investments

Eaton Vance Cash Reserves Fund, LLC	$343,801	$6,178,005	$(6,383,992)	$164	$—	$137,978	$1,462	137,978

34

Tax-Managed International Equity Portfolio

October 31, 2020

Notes to Financial Statements — continued

8  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2020, the hierarchy of inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2		Level 3*	Total

Common Stocks

Asia/Pacific	$477,318	$18,030,454		$0	$18,507,772

Developed Europe	475,153	39,137,639		0	39,612,792

Developed Middle East	182,517	1,186,606		—	1,369,123

Total Common Stocks	$1,134,988	$58,354,699	**	$0	$59,489,687

Rights	$—	$0		$0	$0

Warrants	—	—		0	0

Short-Term Investments	2,122,914	137,978		—	2,260,892

Total Investments	$3,257,902	$58,492,677		$0	$61,750,579

*	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Portfolio.

**

Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2020 is not presented.

9  Risks and Uncertainties

Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers and issuers than in the United States.

Pandemic Risk

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in December 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, the economies of individual countries, individual companies, and the market in

35

Tax-Managed International Equity Portfolio

October 31, 2020

Notes to Financial Statements — continued

general, and may continue to do so in significant and unforeseen ways, as may other epidemics and pandemics that may arise in the future. Any such impact could adversely affect the Portfolio’s performance, or the performance of the securities in which the Portfolio invests.

10  Additional Information

On October 8, 2020, Morgan Stanley and Eaton Vance Corp. (“Eaton Vance”) announced that they had entered into a definitive agreement under which Morgan Stanley would acquire Eaton Vance. Under the Investment Company Act of 1940, as amended, consummation of this transaction may be deemed to result in the automatic termination of an Eaton Vance’s Fund investment advisory agreement, and, where applicable, any related sub-advisory agreement. On November 24, 2020, the Portfolio’s Board approved a new investment advisory agreement and a new sub-advisory agreement. The new investment advisory agreement and new sub-advisory agreement will be presented to Portfolio interest holders for approval, and, if approved, would take effect upon consummation of the transaction. A special joint meeting of Portfolio interest holders will be held on February 18, 2021, at which the proposed investment advisory agreement and sub-advisory agreement for the Portfolio will be submitted for approval.

36

Tax-Managed International Equity Portfolio

October 31, 2020

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Tax-Managed International Equity Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Tax-Managed International Equity Portfolio (the “Portfolio”), including the portfolio of investments, as of October 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of October 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 18, 2020

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

37

Parametric

Tax-Managed International Equity Fund

October 31, 2020

Liquidity Risk Management Program

The Fund has implemented a written liquidity risk management program (Program) and related procedures to manage its liquidity in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (Liquidity Rule). The Liquidity Rule defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Fund’s Board of Trustees/Directors has designated the investment adviser to serve as the administrator of the Program and the related procedures. The administrator has established a Liquidity Risk Management Oversight Committee (Committee) to perform the functions necessary to administer the Program. As part of the Program, the administrator is responsible for identifying illiquid investments and categorizing the relative liquidity of the Fund’s investments in accordance with the Liquidity Rule. Under the Program, the administrator assesses, manages, and periodically reviews the Fund’s liquidity risk, and is responsible for making certain reports to the Fund’s Board of Trustees/Directors and the Securities and Exchange Commission (SEC) regarding the liquidity of the Fund’s investments, and to notify the Board of Trustees/Directors and the SEC of certain liquidity events specified in the Liquidity Rule. The liquidity of the Fund’s portfolio investments is determined based on a number of factors including, but not limited to, relevant market, trading and investment-specific considerations under the Program.

At a meeting of the Fund’s Board of Trustees/Directors, the Committee provided a written report to the Fund’s Board of Trustees/Directors pertaining to the operation, adequacy, and effectiveness of implementation of the Program, as well as the operation of the highly liquid investment minimum (if applicable) for the period December 1, 2018 through December 31, 2019 (Review Period). The Program operated effectively during the Review Period, supporting the administrator’s ability to assess, manage and monitor Fund liquidity risk, including during periods of market volatility and net redemptions. During the Review Period, the Fund met redemption requests on a timely basis.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

38

Parametric

Tax-Managed International Equity Fund

October 31, 2020

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Tax-Managed International Equity Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 143 portfolios (with the exception of Messrs. Faust and Wennerholm and Ms. Frost who oversee 142 portfolios) in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Trust/Portfolio Position(s)	Trustee Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 142 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and Portfolio.

Other Directorships in the Last Five Years. Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Other Directorships in the Last Five Years. None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Other Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Other Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Other Directorships in the Last Five Years. Director of DraftKings, Inc.

(digital sports entertainment and gaming company) (since September 2020). Director of Groupon, Inc. (e-commerce provider) (since April 2020). Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Formerly, Director of Dynex Capital, Inc. (mortgage REIT) (2013-2020).

39

Parametric

Tax-Managed International Equity Fund

October 31, 2020

Management and Organization — continued

Name and Year of Birth	Trust/Portfolio Position(s)	Trustee Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson) and 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Other Directorships in the Last Five Years. None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Other Directorships in the Last Five Years. None.

Keith Quinton 1958	Trustee	2018

Private investor, researcher and lecturer. Independent Investment Committee Member at New Hampshire Retirement System (since 2017). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Other Directorships in the Last Five Years. Director (since 2016) and Chairman (since 2019) of New Hampshire Municipal Bond Bank.

Marcus L. Smith 1966	Trustee	2018

Private investor. Member of Posse Boston Advisory Board (foundation) (since 2015). Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Other Directorships in the Last Five Years. Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Director of Ascot Group Limited and certain of its subsidiaries (insurance and reinsurance) (since 2018). Formerly, Director of Hagerty Holding Corp. (insurance and reinsurance) (2015-2018). Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Other Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Scott E. Wennerholm 1959	Trustee	2016

Private Investor. Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Other Directorships in the Last Five Years. None.

Name and Year of Birth	Trust/Portfolio Position(s)	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees

Eric A. Stein 1980	President of the Trust	2020	Vice President and Chief Investment Officer, Fixed Income of EVM and BMR. Prior to November 1, 2020, Mr. Stein was a co-Director of Eaton Vance’s Global Income Investments. Also Vice President of Calvert Research and Management (“CRM”).

Edward J. Perkin 1972	President of the Portfolio	2014	Vice President and Chief Equity Investment Officer of EVM and BMR. Also Vice President of CRM.

40

Parametric

Tax-Managed International Equity Fund

October 31, 2020

Management and Organization — continued

Name and Year of Birth	Trust/Portfolio Position(s)	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees (continued)

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of CRM.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-260-0761.

41

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each entity listed below has adopted a privacy policy and procedures (“Privacy Program”) Eaton Vance believes is reasonably designed to protect your personal information and to govern when and with whom Eaton Vance may share your personal information.

•

At the time of opening an account, Eaton Vance generally requires you to provide us with certain information such as name, address, social security number, tax status, account numbers, and account balances. This information is necessary for us to both open an account for you and to allow us to satisfy legal requirements such as applicable anti-money laundering reviews and know-your-customer requirements.

•

On an ongoing basis, in the normal course of servicing your account, Eaton Vance may share your information with unaffiliated third parties that perform various services for Eaton Vance and/or your account. These third parties include transfer agents, custodians, broker/dealers and our professional advisers, including auditors, accountants, and legal counsel. Eaton Vance may additionally share your personal information with our affiliates.

•	We believe our Privacy Program is reasonably designed to protect the confidentiality of your personal information and to prevent unauthorized access to that information.

•

We reserve the right to change our Privacy Program at any time upon proper notification to you. You may want to review our Privacy Program periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of protecting your personal information applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, and Calvert Funds. This Privacy Notice supersedes all previously issued privacy disclosures. For more information about our Privacy Program or about how your personal information may be used, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-260-0761, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-260-0761 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-260-0761 and by accessing the SEC’s website at www.sec.gov.

42

This Page Intentionally Left Blank

This Page Intentionally Left Blank

Investment Adviser of Tax-Managed International Equity Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Investment Sub-Adviser of Tax-Managed International Equity Portfolio

Parametric Portfolio Associates LLC

800 Fifth Avenue, Suite 2800

Seattle, WA 98104

Administrator of Parametric Tax-Managed International Equity Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 260-0761

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*

FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

38    10.31.20

Eaton Vance

Short Duration Government Income Fund

Annual Report

October 31, 2020

Important Note. Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (eatonvance.com/funddocuments), and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you are a direct investor, you may elect to receive shareholder reports and other communications from the Fund electronically by signing up for e-Delivery at eatonvance.com/edelivery. If you own your shares through a financial intermediary (such as a broker-dealer or bank), you must contact your financial intermediary to sign up.

You may elect to receive all future Fund shareholder reports in paper free of charge. If you are a direct investor, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-262-1122. If you own these shares through a financial intermediary, you must contact your financial intermediary or follow instructions included with this disclosure, if applicable, to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Eaton Vance funds held directly or to all funds held through your financial intermediary, as applicable.

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The investment adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator. The adviser is also registered as a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2020

Eaton Vance

Short Duration Government Income Fund

Eaton Vance

Short Duration Government Income Fund

October 31, 2020

Management’s Discussion of Fund Performance1

Economic and Market Conditions

The 12-month period ended October 31, 2020, was dominated by the outbreak of the novel coronavirus, which turned into a global pandemic that ended the longest-ever U.S. economic expansion and led to a dramatic decline in economic activity across the globe.

The first three months of the period were relatively uneventful for capital markets. The initial signs of trouble appeared in late January 2020 as coronavirus headlines rattled investor nerves across the globe and the stock market plunged over 30% by mid-March, accompanied by a squeeze in the credit markets. Spreads in credit markets reached their widest levels in over a decade, with securitized product markets seeing the sharpest declines as commercial mortgage-backed securities and asset-backed securities were hit hard during the pandemic.

Globally, central banks acted swiftly and at an unprecedented scale to support markets and the global economy. The U.S. Federal Reserve (the Fed), cut its benchmark federal funds rate to a range of 0.00%-0.25%. In addition, the Fed went back to its global financial crisis playbook and began a new quantitative easing program, increasing its balance sheet by roughly $2 trillion from March to May.

In addition, the economy and markets were supported by the CARES Act, the largest economic stimulus package in U.S. history, which amounted to nearly 10% of U.S. gross domestic product. The bill provided, in part, $1,200 checks to many individuals, increased unemployment benefits, and provided forgivable loans to small businesses, including a reprise from the 2008 financial crises of the Fed’s Term Asset-Backed Securities Loan program designed to create liquidity in the asset-backed securities market.

Despite second and third waves of the pandemic, the U.S. economy began to recover sooner than expected. Positive developments on COVID-19 vaccines gave investors confidence that despite short-term economic challenges, unemployment and other key economic indicators might recover more robustly to pre-COVID-19 levels during the second half of 2021.

The stock market hit new highs in the second half of 2020. In the bond market, investors showed a willingness for additional risk in search of yield. Credit spreads in the corporate bond market reversed most of their March widening by the end of year and yields in investment-grade corporate bonds hit all-time lows amid an uneven economic recovery.

In the Treasury bond market, it was a tale of two halves. As the Fed cut its rate to near zero percent in March, interest rates plummeted across the Treasury curve and hit record lows. The Fed indicated it would likely keep rates low for the next year or two. The 10-year Treasury yield eventually bottomed around 0.50%, roughly 90 basis points (bps) below its 2016 low. As the labor market improved and credit spreads reversed their widening trend, the Treasury curve steepened during the last three months of the period.

The Fed also transitioned from allowing approximately $20 billion in agency mortgage-backed securities (MBS) to roll off its balance sheet per month at the beginning of the period, to purchasing over

$1 trillion in agency MBS since March 2020 in an attempt to stabilize the mortgage market. In response to the Fed’s actions, the MBS market heated up and average 30-year mortgage rates fell by nearly 100 bps. As mortgage rates approached record lows, current and prospective homeowners took advantage. Despite the Fed’s support, faster prepayments and higher supply caused MBS spreads versus Treasurys to widen by about 10 bps during the period — about 30 bps higher than long-term averages.

Fund Performance

For the 12-month period ended October 31, 2020, Eaton Vance Short Duration Government Income Fund (the Fund) returned 2.51% for Class A shares at net asset value (NAV), underperforming its benchmark, the ICE BofA 1-3 Year U.S. Treasury Index (the Index), which returned 3.19%.

As calendar year 2019 came to a close, there was little expectation from the bond market that the Fed would need to continue with further rate cuts. As the COVID-19 pandemic took hold and the U.S. economy contracted at a magnitude not seen since the Great Depression, expectations suddenly shifted and the Fed acted in an aggressive manor, cutting the federal funds rate to near zero percent and promising that its monetary policy would be supportive for years to come. In response, Treasury yields hit record lows across the curve during the period.

The main detractor from Fund performance relative to the Index during the period was the Fund’s investments in floating-rate agency MBS, which detracted from relative performance as interest rates fell and bond coupons reset lower.

During the period, fixed-rate agency MBS spreads versus U.S. Treasurys also widened as the MBS market saw record supply month after month. As interest rates fell, an increasing number of homeowners sought to refinance their mortgages, resulting in faster prepayments and wider yield spreads.

Despite widening spreads in fixed rate agency MBS, these bonds contributed to performance relative to the Index due to higher yields, which more than offset the spread widening during the period.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Short Duration Government Income Fund

October 31, 2020

Performance2,3

Portfolio Managers Andrew Szczurowski, CFA and Alexander Payne, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years

Class A at NAV	09/30/2002	09/30/2002	2.51%	1.76%	1.55%
Class A with 2.25% Maximum Sales Charge	—	—	0.16	1.31	1.32

Class C at NAV	09/30/2002	09/30/2002	1.89	1.16	0.94
Class C with 1% Maximum Sales Charge	—	—	0.89	1.16	0.94

Class I at NAV	05/04/2009	09/30/2002	2.76	2.02	1.81

ICE BofA 1–3 Year U.S. Treasury Index	—	—	3.19%	1.81%	1.25%

% Total Annual Operating Expense Ratios[4]			Class A	Class C	Class I

			0.85%	1.45%	0.60%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge

Class C	$10,000	10/31/2010	$10,982	N.A.
Class I	$250,000	10/31/2010	$299,020	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Short Duration Government Income Fund

October 31, 2020

Fund Profile

Asset Allocation (% of total investments)5

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Short Duration Government Income Fund

October 31, 2020

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

ICE BofA 1-3 Year U.S. Treasury Index is an unmanaged index of short-term U.S. Treasury securities. ICE® BofA® indices are not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report and ICE Data Indices, LLC does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. BofA® is a licensed registered trademark of Bank of America Corporation in the United States and other countries. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

[4]	Source: Fund prospectus. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]	Other represents any investment type less than 1% of total investments.

Fund profile subject to change due to active management.

Additional Information

Spread is the difference in yield between non-Treasury and Treasury securities of similar maturity.

Important Notice to Shareholders

Effective November 30, 2020, the Fund is managed by Andrew Szczurowski and Alexander Payne.

5

Eaton Vance

Short Duration Government Income Fund

October 31, 2020

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2020 – October 31, 2020).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/20)	Ending Account Value (10/31/20)	Expenses Paid During Period* (5/1/20 – 10/31/20)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,006.70	$4.04	0.80%
Class C	$1,000.00	$1,003.70	$7.05	1.40%
Class I	$1,000.00	$1,007.90	$2.78	0.55%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,021.10	$4.06	0.80%
Class C	$1,000.00	$1,018.10	$7.10	1.40%
Class I	$1,000.00	$1,022.40	$2.80	0.55%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2020.

6

Eaton Vance

Short Duration Government Income Fund

October 31, 2020

Portfolio of Investments

Mortgage Pass-Throughs — 63.5%
Security	Principal Amount (000’s omitted)		Value

Federal Home Loan Mortgage Corp.:

1.903%, (COF + 1.25%), with maturity at 2025(1)	$95		$95,599

2.50%, with various maturities to 2050	473,399		496,356,474

2.809%, (COF + 1.87%), with maturity at 2022(1)	0	(2)	162

2.815%, (COF + 1.25%), with maturity at 2035(1)	776		795,375

2.944%, (1 yr. CMT + 2.31%), with maturity at 2036(1)	874		921,369

2.975%, (1 yr. CMT + 2.26%), with maturity at 2035(1)	2,571		2,704,871

3.00%, with various maturities to 2050	417,223		440,895,239

3.182%, (COF + 1.25%), with maturity at 2032(1)	170		176,236

3.322%, (COF + 2.28%), with maturity at 2025(1)	214		217,061

3.357%, (1 yr. CMT + 1.98%), with maturity at 2034(1)	1,001		1,047,734

3.477%, (1 yr. CMT + 2.28%), with maturity at 2023(1)	53		53,665

3.50%, with various maturities to 2050	129,694		138,886,735

3.531%, (1 yr. CMT + 2.25%), with maturity at 2038(1)	877		916,614

3.586%, (1 yr. CMT + 2.23%), with maturity at 2036(1)	1,035		1,091,623

3.85%, (COF + 1.25%), with maturity at 2034(1)	41		42,195

4.00%, with maturity at 2050	1,373		1,489,324

4.046%, (COF + 1.25%), with maturity at 2029(1)	9		9,535

4.046%, (COF + 2.27%), with maturity at 2037(1)	894		917,752

4.215%, (5 yr. CMT + 2.52%), with maturity at 2032(1)	265		275,695

4.363%, (COF + 1.25%), with maturity at 2030(1)	241		255,423

4.50%, with various maturities to 2049	7,382		7,988,000

4.667%, (COF + 1.25%), with maturity at 2033(1)	782		808,368

6.00%, with maturity at 2029	188		213,822

7.00%, with maturity at 2033	143		156,182

8.00%, with various maturities to 2025	2		1,829

			$1,096,316,882

Federal National Mortgage Association:

1.50%, 30-Year, TBA(3)	$290,000		$291,517,771

1.779%, (COF + 1.25%), with various maturities to 2037(1)	386		390,810

Security	Principal Amount (000’s omitted)	Value

Federal National Mortgage Association: (continued)

1.851%, (COF + 1.25%), with maturity at 2038(1)	$50	$50,314

1.903%, (COF + 1.25%), with maturity at 2033(1)	205	208,354

2.00%, 30-Year, TBA(3)	356,000	366,299,027

2.37%, (COF + 1.84%), with maturity at 2029(1)	2	1,931

2.429%, (1 yr. CMT + 2.08%), with maturity at 2033(1)	296	309,285

2.50%, with various maturities to 2050	398,134	416,515,181

2.696%, (1 yr. CMT + 2.25%), with maturity at 2033(1)	2,016	2,117,510

2.751%, (COF + 1.25%), with maturity at 2036(1)	102	104,553

2.837%, (1 yr. CMT + 2.12%), with maturity at 2037(1)	889	932,720

2.911%, (COF + 2.16%), with maturity at 2030(1)	99	100,665

3.00%, with various maturities to 2050	1,098,539	1,157,042,848

3.058%, (1 yr. CMT + 2.11%), with maturity at 2040(1)	334	347,392

3.069%, (1 yr. CMT + 2.18%), with maturity at 2036(1)	313	327,216

3.124%, (COF + 1.25%), with maturity at 2036(1)	223	230,110

3.137%, (COF + 1.25%), with maturity at 2034(1)	593	609,745

3.156%, (1 yr. CMT + 2.20%), with maturity at 2039(1)	1,486	1,553,757

3.322%, (1 yr. CMT + 2.14%), with maturity at 2031(1)	454	461,887

3.368%, (COF + 1.25%), with maturity at 2034(1)	816	846,471

3.401%, (COF + 1.25%), with maturity at 2035(1)	257	264,250

3.409%, (1 yr. USD LIBOR + 1.75%), with maturity at 2035(1)	632	662,724

3.50%, with various maturities to 2050	221,013	235,109,636

3.528%, (1 yr. CMT + 2.48%), with maturity at 2038(1)	631	661,493

3.612%, (COF + 1.79%), with maturity at 2036(1)	685	718,303

3.618%, (COF + 2.34%), with maturity at 2026(1)	156	160,009

3.675%, (1 yr. USD LIBOR + 1.80%), with maturity at 2034(1)	292	308,004

3.719%, (COF + 1.25%), with maturity at 2034(1)	466	477,789

3.767%, (COF + 1.74%), with maturity at 2035(1)	424	446,014

7	See Notes to Financial Statements.

Eaton Vance

Short Duration Government Income Fund

October 31, 2020

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Federal National Mortgage Association: (continued)

3.934%, (COF + 1.78%), with maturity at 2035(1)	$331	$349,448

3.957%, (COF + 1.25%), with maturity at 2036(1)	60	62,841

4.00%, with various maturities to 2050	150,701	162,381,661

4.105%, (COF + 1.25%), with maturity at 2033(1)	296	316,220

4.122%, (COF + 1.81%), with maturity at 2034(1)	347	368,193

4.376%, (COF + 1.87%), with maturity at 2034(1)	260	269,721

4.50%, with maturity at 2049	12,572	13,584,494

4.671%, (COF + 1.49%), with maturity at 2029(1)	405	430,708

5.00%, with various maturities to 2048	5,584	6,007,755

5.016%, (COF + 1.73%), with maturity at 2034(1)	124	132,041

6.00%, with various maturities to 2031	101	112,387

6.332%, (COF + 2.00%), with maturity at 2032(1)	71	77,688

6.445%, (COF + 1.75%), with maturity at 2021(1)	1	1,290

		$2,662,870,216

Government National Mortgage Association:

2.50%, with maturity at 2050(4)	$100,000	$104,921,290

2.50%, with maturity at 2050	270,000	283,203,108

2.50%, with maturity at 2050(4)	240,000	251,936,400

3.00%, with various maturities to 2050	986,197	1,037,810,315

3.125%, (1 yr. CMT + 1.50%), with various maturities to 2027(1)	206	211,102

4.00%, with various maturities to 2050	15,478	16,520,812

4.50%, with various maturities to 2049	56,143	60,450,032

		$1,755,053,059

Total Mortgage Pass-Throughs (identified cost $5,520,992,115)		$5,514,240,157

Collateralized Mortgage Obligations — 28.1%
Security	Principal Amount (000’s omitted)	Value

Federal Home Loan Mortgage Corp.:

Series 1395, Class F, 1.179%, (COF + 0.65%), 10/15/22(5)	$5	$4,637

Series 2135, Class JZ, 6.00%, 3/15/29	548	619,972

Series 3866, Class DF, 1.598%, (1 mo. USD LIBOR + 1.45%), 5/15/41(5)	2,325	2,327,237

Security	Principal Amount (000’s omitted)	Value

Federal Home Loan Mortgage Corp.: (continued)

Series 4102, Class DF, 1.299%, (1 mo. USD LIBOR + 1.15%), 9/15/42(5)	$1,299	$1,291,398

Series 4114, Class YF, 1.248%, (1 mo. USD LIBOR + 1.10%), 10/15/42(5)	3,010	3,001,802

Series 4159, Class FP, 1.049%, (1 mo. USD LIBOR + 0.90%), 11/15/42(5)	1,656	1,630,838

Series 4177, Class MP, 2.50%, 3/15/43	15	15,004

Series 4180, Class KF, 1.149%, (1 mo. USD LIBOR + 1.00%), 1/15/43(5)	5,169	5,085,008

Series 4204, Class AF, 1.149%, (1 mo. USD LIBOR + 1.00%), 5/15/43(5)	2,532	2,503,294

Series 4212, Class NS, 5.222%, (5.40% - 1 mo. USD LIBOR x 1.20), 6/15/43(6)	8,524	8,507,395

Series 4223, Class NF, 1.099%, (1 mo. USD LIBOR + 0.95%), 7/15/43(5)	5,168	5,126,864

Series 4249, Class CF, 0.949%, (1 mo. USD LIBOR + 0.80%), 9/15/43(5)	13,516	13,758,048

Series 4299, Class JG, 2.50%, 7/15/43	2,427	2,474,606

Series 4337, Class YT, 3.50%, 4/15/49	1,140	1,142,016

Series 4389, Class CA, 3.00%, 9/15/44	3,356	3,535,685

Series 4448, Class AF, 1.149%, (1 mo. USD LIBOR + 1.00%), 5/15/43(5)	8,844	8,782,878

Series 4584, Class PM, 3.00%, 5/15/46	1,074	1,082,295

Series 4594, Class FM, 1.149%, (1 mo. USD LIBOR + 1.00%), 6/15/46(5)	917	915,064

Series 4608, Class TV, 3.50%, 1/15/55	1,453	1,470,952

Series 4619, Class KF, 0.899%, (1 mo. USD LIBOR + 0.75%), 6/15/39(5)	1,557	1,581,553

Series 4631, Class KF, 1.149%, (1 mo. USD LIBOR + 1.00%), 10/15/46(5)	785	786,190

Series 4631, Class NF, 1.149%, (1 mo. USD LIBOR + 1.00%), 11/15/46(5)	11,260	11,264,442

Series 4637, Class QF, 1.149%, (1 mo. USD LIBOR + 1.00%), 4/15/44(5)	7,255	7,126,507

Series 4637, Class SA, 4.731%, (4.98% - 1 mo. USD LIBOR x 1.66), 4/15/44(6)	1,778	1,738,936

Series 4637, Class SC, 4.731%, (4.98% - 1 mo. USD LIBOR x 1.66), 4/15/44(6)	1,778	1,738,936

Series 4637, Class SD, 4.731%, (4.98% - 1 mo. USD LIBOR x 1.66), 4/15/44(6)	1,778	1,738,936

Series 4637, Class SE, 4.731%, (4.98% - 1 mo. USD LIBOR x 1.66), 4/15/44(6)	1,938	1,895,297

Series 4639, Class KF, 1.449%, (1 mo. USD LIBOR + 1.30%), 12/15/44(5)	5,556	5,546,431

Series 4645, Class CF, 1.149%, (1 mo. USD LIBOR + 1.00%), 3/15/44(5)	3,821	3,795,571

Series 4645, Class KL, 5.702%, (6.00% - 1 mo. USD LIBOR x 2.00), 3/15/44(6)	991	980,471

Series 4678, Class PC, 3.00%, 1/15/46	3,912	4,045,722

8	See Notes to Financial Statements.

Eaton Vance

Short Duration Government Income Fund

October 31, 2020

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Federal Home Loan Mortgage Corp.: (continued)

Series 4680, Class YF, 1.149%, (1 mo. USD LIBOR + 1.00%), 12/15/46(5)	$470	$469,811

Series 4681, Class JZ, 2.50%, 5/15/47	246	245,864

Series 4717, Class PF, 1.148%, (1 mo. USD LIBOR + 1.00%), 8/15/47(5)	2,808	2,809,737

Series 4754, Class FJ, 1.149%, (1 mo. USD LIBOR + 1.00%), 4/15/44(5)	5,136	5,019,501

Series 4754, Class FK, 1.149%, (1 mo. USD LIBOR + 1.00%), 1/15/54(5)	11,918	11,928,683

Series 4774, Class MH, 4.50%, 12/15/42	5,287	5,364,299

Series 4774, Class QD, 4.50%, 1/15/43	2,916	2,968,395

Series 4775, Class KF, 1.149%, (1 mo. USD LIBOR + 1.00%), 2/15/48(5)	1,369	1,369,174

Series 4776, Class C, 4.50%, 3/15/43	2,302	2,312,988

Series 4845, Class EA, 4.50%, 6/15/43	3,528	3,534,226

Series 4846, Class EA, 4.50%, 8/15/43	4,062	4,074,597

Series 4859, Class GA, 4.50%, 10/15/43	2,120	2,126,580

Series 4876, Class FA, 0.848%, (1 mo. USD LIBOR + 0.70%), 5/15/49(5)	16,135	16,399,913

Series 4910, Class ZG, 3.50%, 9/25/49	16,142	16,142,873

Series 4910, Class ZN, 3.50%, 6/15/49	650	649,842

Series 4911, Class JZ, 3.50%, 9/25/49	1,432	1,431,469

Series 4927, Class ZQ, 3.50%, 9/25/49	3,928	3,929,021

Series 4930, Class PZ, 3.50%, 11/25/49	2,478	2,476,808

Series 4954, Class ZL, 3.50%, 2/25/50	4,058	4,055,799

Series 4967, Class CK, 2.50%, 2/25/50	2,913	2,913,356

Series 4968, Class ZJ, 3.00%, 4/25/50	40,387	40,428,698

Series 4974, Class ZG, 2.50%, 4/25/50	13,588	13,605,507

Series 4974, Class ZT, 3.00%, 2/25/50	10,258	10,288,146

Series 4980, Class UZ, 3.00%, 6/25/50	11,680	11,684,186

Series 4980, Class ZP, 2.50%, 7/25/49	2,841	2,845,521

Series 4982, Class JZ, 3.00%, 6/25/50	20,812	20,858,861

Series 4990, Class TZ, 2.50%, 7/25/50	13,577	13,499,662

Series 4992, Class KZ, 2.75%, 7/25/50	18,601	18,648,588

Series 4995, Class ZN, 2.50%, 7/25/50	4,715	4,668,141

Series 4999, Class C, 2.00%, 6/25/50	13,793	13,752,158

Series 5000, Class ZP, 3.00%, 7/25/50	14,005	14,079,520

Series 5003, Class AZ, 2.50%, 8/25/50	20,419	20,475,314

Series 5003, Class BZ, 2.50%, 8/25/50	13,912	13,796,625

Series 5003, Class PZ, 2.50%, 8/25/50	4,999	4,953,121

Series 5020, Class EZ, 2.00%, 10/25/50	17,827	17,612,511

Series 5020, Class TZ, 2.50%, 9/25/50	9,671	9,696,611

Series 5020, Class ZD, 2.00%, 10/25/50	12,731	12,696,841

Series 5020, Class ZT, 2.00%, 10/25/50	11,478	11,454,327

Series 5021, Class CZ, 2.00%, 10/25/50	45,951	45,375,840

Series 5021, Class NZ, 2.00%, 10/25/50	7,817	7,732,240

Series 5023, Class WZ, 2.50%, 9/25/50	11,641	11,635,252

Security	Principal Amount (000’s omitted)	Value

Federal Home Loan Mortgage Corp.: (continued)

Series 5027, Class PZ, 2.00%, 10/25/50	$27,323	$27,176,044

Series 5028, Class AZ, 2.00%, 10/25/50	13,759	13,639,709

Series 5028, Class TZ, 2.00%, 10/25/50	4,997	4,967,055

Series 5028, Class ZA, 2.00%, 10/25/50	6,624	6,550,355

Series 5028, Class ZT, 2.00%, 10/25/50	8,853	8,771,517

Series 5031, Class Z, 2.50%, 10/25/50	43,503	43,592,435

Series 5034, Class GZ, 2.50%, 11/25/50	19,511	19,530,238

Series 5034, Class KZ, 2.50%, 11/25/50	24,889	24,936,862

Series 5034, Class NZ, 2.50%, 11/25/50	14,419	14,463,208

Series 5035, Class AZ, 2.00%, 11/25/50	4,002	3,958,991

Series 5035, Class TZ, 2.00%, 10/25/50	6,406	6,356,354

Series 5035, Class ZK, 2.50%, 11/25/50	56,192	55,823,198

Series 5036, Class ZA, 2.50%, 11/25/50	59,437	59,730,084

Series 5037, Class QZ, 2.00%, 11/25/50	20,000	19,743,120

Series 5038, Class CZ, 2.00%, 11/25/50	1,636	1,618,299

Series 5038, Class Z, 2.50%, 10/25/50	42,325	42,458,331

Series 5039, Class PZ, 2.00%, 11/25/50	8,972	8,894,203

Series 5039, Class ZJ, 2.00%, 11/25/50	3,562	3,522,361

Series 5040, Class TZ, 2.50%, 11/25/50	47,595	47,766,489

Series 5041, Class LZ, 2.50%, 11/25/50	4,519	4,523,223

Interest Only:(7)

Series 354, Class C11, 3.50%, 7/15/46	21,423	2,436,766

Series 354, Class C15, 3.50%, 11/15/46	20,803	2,028,823

Series 362, Class C7, 3.50%, 9/15/47	41,241	3,457,581

Series 362, Class C11, 4.00%, 12/15/47	11,745	1,255,392

Series 362, Class C12, 4.00%, 12/15/47	17,630	2,496,124

Series 3030, Class SL, 5.952%, (6.10% - 1 mo. USD LIBOR), 9/15/35(6)	1,966	400,128

Series 3114, Class TS, 6.502%, (6.65% - 1 mo. USD LIBOR), 9/15/30(6)	3,776	593,792

Series 3339, Class JI, 6.442%, (6.59% - 1 mo. USD LIBOR), 7/15/37(6)	1,627	364,954

Series 3872, Class NI, 5.50%, 12/15/21	98	944

Series 4088, Class EI, 3.50%, 9/15/41	1,707	88,223

Series 4094, Class CS, 5.852%, (6.00% - 1 mo. USD LIBOR), 8/15/42(6)	1,991	414,254

Series 4109, Class SA, 6.052%, (6.20% - 1 mo. USD LIBOR), 9/15/32(6)	2,032	346,933

Series 4212, Class SA, 6.052%, (6.20% - 1 mo. USD LIBOR), 7/15/38(6)	1,162	7,848

Series 4452, Class SP, 6.052%, (6.20% - 1 mo. USD LIBOR), 10/15/43(6)	1,744	91,135

Series 4497, Class CS, 6.052%, (6.20% - 1 mo. USD LIBOR), 9/15/44(6)	1,609	149,986

Series 4507, Class EI, 4.00%, 8/15/44	7,049	666,550

Series 4507, Class MI, 3.50%, 8/15/44	2,331	86,727

Series 4549, Class DS, 5.752%, (5.90% - 1 mo. USD LIBOR), 8/15/45(6)	3,897	579,019

9	See Notes to Financial Statements.

Eaton Vance

Short Duration Government Income Fund

October 31, 2020

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Federal Home Loan Mortgage Corp.: (continued)

Interest Only:(7) (continued)

Series 4601, Class IN, 3.50%, 7/15/46	$38,493	$4,594,896

Series 4625, Class BI, 3.50%, 6/15/46	7,344	703,140

Series 4637, Class IP, 3.50%, 4/15/44	1,476	50,658

Series 4653, Class PI, 3.50%, 7/15/44	1,203	12,607

Series 4672, Class LI, 3.50%, 1/15/43	1,687	39,659

Series 4676, Class DI, 4.00%, 7/15/44	2,313	55,719

Series 4700, Class WI, 3.50%, 1/15/44	4,829	64,031

Series 4749, Class IL, 4.00%, 12/15/47	2,919	334,350

Series 4768, Class IO, 4.00%, 3/15/48	3,415	388,868

Series 4768, Class KI, 4.00%, 11/15/47	6,029	646,246

Series 4772, Class PI, 4.00%, 1/15/48	3,710	406,480

Series 4791, Class JI, 4.00%, 5/15/48	6,003	628,995

Series 4791, Class SA, 6.052%, (6.20% - 1 mo. USD LIBOR), 5/15/48(6)	17,072	2,225,894

Series 4796, Class AS, 6.052%, (6.20% - 1 mo. USD LIBOR), 5/15/48(6)	10,811	1,350,688

Series 4808, Class IB, 4.00%, 5/15/48	14,469	1,504,982

Series 4966, Class SY, 5.902%, (6.05% -1 mo. USD LIBOR), 4/25/50(6)	11,667	1,738,388

Series 5008, Class IE, 2.00%, 9/25/50	87,375	8,279,529

Series 5010, Class I, 2.00%, 9/25/50	44,608	4,208,284

Series 5010, Class IB, 2.00%, 9/25/50	65,159	6,174,365

Series 5010, Class IN, 2.00%, 9/25/50	106,907	10,876,356

Series 5010, Class NI, 2.00%, 9/25/50	23,995	2,488,610

Series 5016, Class UI, 2.00%, 9/25/50	20,851	1,975,797

Series 5017, Class DI, 2.00%, 9/25/50	43,191	4,092,722

Series 5020, Class CI, 2.00%, 9/25/50	8,711	825,417

Series 5022, Class AI, 2.00%, 10/25/50	44,881	4,377,033

Series 5024, Class CI, 2.00%, 10/25/50	129,057	13,238,666

Series 5025, Class GI, 2.00%, 10/25/50	14,606	1,423,775

Series 5028, Class TI, 2.00%, 10/25/50	17,099	1,695,935

Series 5038, Class DI, 2.00%, 11/25/50	102,500	10,677,753

Principal Only:(8)

Series 213, Class PO, 0.00%, 6/1/31	1,925	1,844,108

Series 239, Class PO, 0.00%, 8/15/36	911	849,475

Series 246, Class PO, 0.00%, 5/15/37	2,174	2,155,945

Series 3072, Class WO, 0.00%, 11/15/35	843	799,798

Series 3342, Class KO, 0.00%, 7/15/37	282	275,025

Series 3476, Class PO, 0.00%, 7/15/38	409	390,516

Series 3862, Class PO, 0.00%, 5/15/41	864	810,062

Series 4239, Class OU, 0.00%, 7/15/43	7,281	6,515,322

		$1,047,731,940

Federal National Mortgage Association:

Series G93-17, Class FA, 1.149%, (1 mo. USD LIBOR + 1.00%), 4/25/23(5)	$14	$14,153

Series G97-4, Class FA, 0.947%, (1 mo. USD LIBOR + 0.80%), 6/17/27(5)	141	142,621

Security	Principal Amount (000’s omitted)	Value

Federal National Mortgage Association: (continued)

Series 1993-203, Class PL, 6.50%, 10/25/23	$82	$88,156

Series 1994-14, Class F, 2.129%, (COF + 1.60%), 10/25/23(5)	73	73,106

Series 2001-4, Class GA, 9.114%, 4/17/25(9)	1	851

Series 2009-48, Class WA, 5.849%, 7/25/39(9)	452	505,784

Series 2009-62, Class WA, 5.571%, 8/25/39(9)	702	781,489

Series 2010-112, Class DZ, 4.00%, 10/25/40	723	770,733

Series 2011-49, Class NT, 6.00%, (66.00% - 1 mo. USD LIBOR x 10.00, Cap 6.00%), 6/25/41(6)	261	291,447

Series 2012-14, Class MH, 2.00%, 12/25/40	175	176,616

Series 2012-35, Class GE, 3.00%, 5/25/40	1,097	1,100,449

Series 2012-51, Class FD, 0.729%, (1 mo. USD LIBOR + 0.58%), 5/25/42(5)	28,806	29,209,857

Series 2012-93, Class HS, 3.542%, (3.67% - 1 mo. USD LIBOR x 0.833), 5/25/42(6)	1,892	1,915,298

Series 2012-103, Class ZP, 3.00%, 9/25/42	1,482	1,528,395

Series 2012-115, Class MX, 3.29%, (3.46% - 1 mo. USD LIBOR x 1.154), 10/25/42(6)	3,176	3,194,218

Series 2012-128, Class SH, 3.851%, (4.00% - 1 mo. USD LIBOR), 11/25/42(6)	6,180	6,250,649

Series 2012-128, Class WS, 3.851%, (4.00% - 1 mo. USD LIBOR), 11/25/42(6)	1,137	1,149,772

Series 2012-134, Class ZT, 2.00%, 12/25/42	1,657	1,602,613

Series 2013-19, Class HF, 1.149%, (1 mo. USD LIBOR + 1.00%), 3/25/43(5)	1,979	1,965,970

Series 2013-52, Class GA, 1.00%, 6/25/43	1,448	1,457,187

Series 2013-52, Class MD, 1.25%, 6/25/43	1,814	1,793,084

Series 2013-58, Class KS, 5.701%, (5.93% - 1 mo. USD LIBOR x 1.50), 6/25/43(6)	15,776	15,742,938

Series 2013-58, Class SC, 5.776%, (6.00% - 1 mo. USD LIBOR x 1.50), 6/25/43(6)	13,287	13,552,600

Series 2013-67, Class NF, 1.149%, (1 mo. USD LIBOR + 1.00%), 7/25/43(5)	1,856	1,835,631

Series 2013-119, Class PD, 2.50%, 1/25/43	120	120,906

Series 2014-1, Class HF, 1.649%, (1 mo. USD LIBOR + 1.50%), 6/25/43(5)	2,000	1,984,339

Series 2014-5, Class LB, 2.50%, 7/25/43	588	596,396

Series 2015-74, Class SL, 2.262%, (2.349% - 1 mo. USD LIBOR x 0.587), 10/25/45(6)	1,883	1,584,596

Series 2016-20, Class ZA, 2.50%, 12/25/41	757	756,515

Series 2016-22, Class ZE, 3.00%, 6/25/44	1,365	1,365,070

Series 2016-26, Class KS, 4.989%, (5.25% - 1 mo. USD LIBOR x 1.75), 11/25/42(6)	3,332	3,292,853

Series 2016-49, Class VF, 1.149%, (1 mo. USD LIBOR + 1.00%), 8/25/46(5)	1,252	1,249,456

Series 2016-55, Class KF, 1.149%, (1 mo. USD LIBOR + 1.00%), 8/25/46(5)	1,765	1,756,455

Series 2016-55, Class KS, 3.465%, (3.57% - 1 mo. USD LIBOR x 0.714 ), 8/25/46(6)	1,493	1,482,607

10	See Notes to Financial Statements.

Eaton Vance

Short Duration Government Income Fund

October 31, 2020

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Federal National Mortgage Association: (continued)

Series 2016-75, Class ZP, 3.00%, 10/25/46	$532	$531,319

Series 2016-89, Class ZH, 3.00%, 12/25/46	401	402,270

Series 2017-13, Class KF, 1.149%, (1 mo. USD LIBOR + 1.00%), 2/25/47(5)	33	32,572

Series 2017-15, Class LE, 3.00%, 6/25/46	1,464	1,499,660

Series 2017-26, Class NF, 1.149%, (1 mo. USD LIBOR + 1.00%), 4/25/47(5)	8,872	8,873,746

Series 2017-26, Class NS, 5.687%, (5.94% - 1 mo. USD LIBOR x 1.70), 4/25/47(6)	3,869	3,910,291

Series 2017-39, Class JZ, 3.00%, 5/25/47	504	506,020

Series 2017-49, Class PF, 1.149%, (1 mo. USD LIBOR + 1.00%), 7/25/47(5)	994	994,245

Series 2017-56, Class KF, 1.149%, (1 mo. USD LIBOR + 1.00%), 7/25/47(5)	6,758	6,724,915

Series 2017-56, Class KS, 4.851%, (5.00% - 1 mo. USD LIBOR), 7/25/47(6)	3,784	3,803,684

Series 2017-60, Class NF, 1.149%, (1 mo. USD LIBOR + 1.00%), 8/25/47(5)	1,473	1,473,285

Series 2017-66, Class ZJ, 3.00%, 9/25/57	1,156	1,155,556

Series 2017-96, Class FM, 1.149%, (1 mo. USD LIBOR + 1.00%), 12/25/57(5)	1,323	1,322,691

Series 2017-105, Class BF, 1.049%, (1 mo. USD LIBOR + 0.90%), 1/25/48(5)	1,218	1,217,741

Series 2018-13, Class NF, 1.149%, (1 mo. USD LIBOR + 1.00%), 12/25/57(5)	17	16,687

Series 2018-64, Class FL, 1.149%, (1 mo. USD LIBOR + 1.00%), 4/25/48(5)	1,207	1,206,892

Series 2018-87, Class BF, 1.149%, (1 mo. USD LIBOR + 1.00%), 4/25/48(5)	1,191	1,190,374

Series 2019-1, Class FA, 0.749%, (1 mo. USD LIBOR + 0.60%), 2/25/49(5)	34,383	34,100,946

Series 2019-8, Class FD, 0.849%, (1 mo. USD LIBOR + 0.70%), 3/25/49(5)	54,470	55,383,591

Series 2019-9, Class LF, 0.699%, (1 mo. USD LIBOR + 0.55%), 3/25/49(5)	39,486	39,854,902

Series 2019-16, Class AF, 0.699%, (1 mo. USD LIBOR + 0.55%), 4/25/49(5)	26,429	26,674,300

Series 2019-57, Class UZ, 3.50%, 10/25/49	1,808	1,807,364

Series 2019-67, Class EZ, 3.00%, 11/25/49	3,598	3,597,432

Series 2019-68, Class KL, 3.851%, (4.00% - 1 mo. USD LIBOR), 11/25/49(6)	4,298	4,337,231

Series 2019-68, Class KS, 3.851%, (4.00% - 1 mo. USD LIBOR), 11/25/49(6)	4,298	4,337,231

Series 2019-71, Class AZ, 3.50%, 11/25/49	784	783,522

Series 2019-71, Class DZ, 3.50%, 11/25/49	1,094	1,093,741

Series 2019-71, Class MZ, 3.50%, 11/25/49	6,293	6,291,167

Series 2019-83, Class EZ, 4.50%, 1/25/50	5,504	5,509,598

Series 2020-9, Class ZC, 3.50%, 2/25/50	2,993	2,992,246

Security	Principal Amount (000’s omitted)	Value

Federal National Mortgage Association: (continued)

Series 2020-23, Class CZ, 3.00%, 2/25/50	$4,414	$4,411,703

Series 2020-23, Class ZC, 3.00%, 2/25/50	31,119	31,174,939

Series 2020-24, Class BZ, 3.00%, 4/25/50	20,405	20,446,147

Series 2020-25, Class Z, 3.00%, 4/25/50	5,909	5,919,440

Series 2020-32, Class ZA, 3.50%, 5/25/50	22,047	22,061,318

Series 2020-35, Class AZ, 3.00%, 6/25/50	5,955	5,977,754

Series 2020-36, Class ZN, 2.50%, 6/25/50	8,651	8,651,227

Series 2020-40, Class KZ, 3.50%, 6/25/50	3,067	3,066,972

Series 2020-41, Class Z, 2.50%, 6/25/50	1,806	1,805,440

Series 2020-41, Class ZC, 3.00%, 6/25/50	2,204	2,204,392

Series 2020-45, Class JZ, 2.50%, 7/25/50	3,581	3,533,813

Series 2020-45, Class MA, 3.081%, (3.20% - 1 mo. USD LIBOR x 0.80), 6/25/43(6)	5,914	5,771,889

Series 2020-45, Class NZ, 2.50%, 7/25/50	9,546	9,576,490

Series 2020-46, Class KZ, 2.50%, 7/25/50	5,872	5,884,488

Series 2020-46, Class QZ, 2.50%, 3/15/48	2,078	2,079,014

Series 2020-46, Class ZJ, 3.00%, 7/25/50	9,974	10,021,965

Series 2020-56, Class Z, 3.00%, 8/25/50	5,626	5,625,806

Series 2020-56, Class ZA, 2.50%, 8/25/50	2,846	2,845,226

Series 2020-70, Class JZ, 2.50%, 10/25/50	23,125	23,137,595

Series 2020-71, Class TZ, 2.50%, 10/25/50	2,833	2,836,888

Series 2020-75, Class NZ, 2.50%, 10/25/50	14,488	14,517,085

Series 2020-79, Class TZ, 2.50%, 11/25/50	9,772	9,793,645

Series 2020-80, Class MZ, 2.50%, 11/25/50	8,123	8,035,007

Interest Only:(7)

Series 296, Class 2, 8.00%, 4/25/24	145	8,559

Series 424, Class C8, 3.50%, 2/25/48	11,080	912,464

Series 2004-60, Class SW, 6.901%, (7.05% - 1 mo. USD LIBOR), 4/25/34(6)	2,069	307,060

Series 2005-68, Class XI, 6.00%, 8/25/35	2,046	449,800

Series 2006-65, Class PS, 7.071%, (7.22% - 1 mo. USD LIBOR), 7/25/36(6)	1,276	330,036

Series 2007-99, Class SD, 6.251%, (6.40% - 1 mo. USD LIBOR), 10/25/37(6)	2,059	439,195

Series 2007-102, Class ST, 6.291%, (6.44% - 1 mo. USD LIBOR), 11/25/37(6)	982	206,609

Series 2010-135, Class SD, 5.851%, (6.00% - 1 mo. USD LIBOR), 6/25/39(6)	765	23,456

Series 2011-13, Class AI, 4.50%, 7/25/21	3	17

Series 2011-59, Class IW, 6.00%, 7/25/41	1,432	305,609

Series 2011-82, Class AI, 5.50%, 8/25/26	33	572

Series 2011-101, Class IC, 3.50%, 10/25/26	3,116	190,481

Series 2012-73, Class MS, 5.901%, (6.05% - 1 mo. USD LIBOR), 5/25/39(6)	275	1,633

Series 2012-86, Class CS, 5.951%, (6.10% - 1 mo. USD LIBOR), 4/25/39(6)	451	5,123

11	See Notes to Financial Statements.

Eaton Vance

Short Duration Government Income Fund

October 31, 2020

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Federal National Mortgage Association: (continued)

Interest Only:(7) (continued)

Series 2012-94, Class SL, 6.551%, (6.70% - 1 mo. USD LIBOR), 5/25/38(6)	$3,440	$149,840

Series 2012-103, Class GS, 5.951%, (6.10% - 1 mo. USD LIBOR), 2/25/40(6)	737	6,914

Series 2012-112, Class SB, 6.001%, (6.15% - 1 mo. USD LIBOR), 9/25/40(6)	3,233	138,481

Series 2012-147, Class SA, 5.951%, (6.10% - 1 mo. USD LIBOR), 1/25/43(6)	1,754	337,946

Series 2013-127, Class BI, 3.50%, 5/25/39	787	9,415

Series 2013-127, Class LI, 3.50%, 5/25/39	782	10,602

Series 2014-41, Class SA, 5.901%, (6.05% - 1 mo. USD LIBOR), 7/25/44(6)	2,383	544,407

Series 2014-55, Class IL, 3.50%, 9/25/44	1,980	221,788

Series 2014-55, Class IN, 3.50%, 7/25/44	1,741	202,977

Series 2014-89, Class IO, 3.50%, 1/25/45	2,668	229,436

Series 2015-22, Class GI, 3.50%, 4/25/45	1,298	168,909

Series 2015-31, Class SG, 5.951%, (6.10% - 1 mo. USD LIBOR), 5/25/45(6)	2,580	366,575

Series 2015-36, Class IL, 3.00%, 6/25/45	2,172	230,400

Series 2015-61, Class QI, 3.50%, 5/25/43	1,885	22,989

Series 2016-61, Class DI, 3.00%, 4/25/46	3,100	199,162

Series 2018-21, Class IO, 3.00%, 4/25/48	13,521	1,154,823

Series 2018-42, Class IA, 3.50%, 6/25/47	9,883	276,064

Series 2019-1, Class SA, 5.251%, (5.40% -1 mo. USD LIBOR), 2/25/49(6)	24,036	3,432,057

Series 2020-23, Class SP, 5.901%, (6.05% - 1 mo. USD LIBOR), 2/25/50(6)	32,912	5,228,567

Series 2020-45, Class HI, 2.50%, 7/25/50	10,277	1,137,017

Series 2020-62, Class DI, 2.00%, 9/25/50	49,589	5,005,645

Series 2020-72, Class DI, 2.00%, 10/25/50	32,440	3,369,381

Series 2020-72, Class IA, 2.00%, 10/25/50	33,586	3,436,696

Series 2020-73, Class NI, 2.00%, 10/25/50	53,856	5,315,570

Principal Only:(8)

Series 379, Class 1, 0.00%, 5/25/37	2,050	1,962,493

Series 380, Class 1, 0.00%, 7/25/37	455	429,004

Series 2007-17, Class PO, 0.00%, 3/25/37	368	354,313

Series 2009-82, Class PO, 0.00%, 10/25/39	927	871,380

Series 2012-5, Class PO, 0.00%, 12/25/39	596	574,849

Series 2012-61, Class PO, 0.00%, 8/25/37	2,568	2,424,494

Series 2014-9, Class DO, 0.00%, 2/25/43	14,399	13,028,097

Series 2014-17, Class PO, 0.00%, 4/25/44	2,035	1,835,645

		$586,192,822

Security	Principal Amount (000’s omitted)	Value

Government National Mortgage Association:

Series 2011-156, Class GA, 2.00%, 12/16/41	$560	$548,573

Series 2012-77, Class MT, 0.536%, (1 mo. USD LIBOR + 0.39%), 5/16/41(5)	676	656,989

Series 2014-H20, Class MF, 0.806%, (1 mo. USD LIBOR + 0.65%), 10/20/64(5)	9,509	9,624,999

Series 2015-144, Class KB, 3.00%, 8/20/44	503	539,486

Series 2015-H03, Class FD, 0.796%, (1 mo. USD LIBOR + 0.64%), 1/20/65(5)	26,324	26,583,740

Series 2015-H05, Class FB, 0.796%, (1 mo. USD LIBOR + 0.64%), 2/20/65(5)	25,643	25,956,332

Series 2016-168, Class JF, 1.149%, (1 mo. USD LIBOR + 1.00%), 11/20/46(5)	6,306	6,292,339

Series 2017-5, Class ZA, 2.50%, 1/20/47	233	226,214

Series 2017-115, Class ZA, 3.00%, 7/20/47	288	287,551

Series 2017-121, Class DF, 0.651%, (1 mo. USD LIBOR + 0.50%), 8/20/47(5)	8,802	8,855,237

Series 2017-137, Class AF, 0.651%, (1 mo. USD LIBOR + 0.50%), 9/20/47(5)	4,235	4,260,109

Series 2017-176, Class DF, 1.149%, (1 mo. USD LIBOR + 1.00%), 11/20/47(5)	418	418,366

Series 2017-186, Class WF, 1.149%, (1 mo. USD LIBOR + 1.00%), 11/20/47(5)	2,898	2,900,078

Series 2018-67, Class KF, 1.149%, (1 mo. USD LIBOR + 1.00%), 3/20/48(5)	166	165,562

Series 2018-76, Class LF, 1.149%, (1 mo. USD LIBOR + 1.00%), 5/20/48(5)	163	162,521

Series 2018-H18, Class FG, 0.756%, (1 mo. USD LIBOR + 0.60%), 10/20/68(5)	55,652	56,235,320

Series 2018-H20, Class FA, 0.756%, (1 mo. USD LIBOR + 0.60%), 12/20/68(5)	85,975	86,874,469

Series 2018-H20, Class FB, 0.656%, (1 mo. USD LIBOR + 0.50%), 6/20/68(5)	70,033	70,302,344

Series 2018-H20, Class FD, 0.656%, (1 mo. USD LIBOR + 0.50%), 12/20/68(5)	45,747	45,922,786

Series 2018-H20, Class FE, 0.656%, (1 mo. USD LIBOR + 0.50%), 11/20/68(5)	32,798	32,924,525

Series 2019-1, Class NF, 1.149%, (1 mo. USD LIBOR + 1.00%), 1/20/49(5)	210	209,836

Series 2019-78, Class GZ, 4.00%, 6/20/49	181	181,285

Series 2019-97, Class ZC, 3.50%, 8/20/49	878	877,887

Series 2019-100, Class JZ, 3.75%, 8/20/49	2,189	2,192,672

Series 2019-108, Class KZ, 3.50%, 8/20/49	3,284	3,297,662

Series 2019-110, Class Z, 3.50%, 9/20/49	5,488	5,489,186

Series 2019-110, Class ZD, 3.50%, 9/20/49	3,109	3,107,918

Series 2019-119, Class ZN, 5.00%, 9/20/49	595	596,213

Series 2019-123, Class PZ, 3.50%, 10/20/49	5,664	5,669,003

Series 2019-125, Class DZ, 3.50%, 10/20/49	8,035	8,041,047

Series 2019-126, Class ZA, 3.50%, 10/20/49	568	567,872

Series 2019-143, Class KZ, 3.50%, 11/20/49	2,141	2,141,666

12	See Notes to Financial Statements.

Eaton Vance

Short Duration Government Income Fund

October 31, 2020

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Government National Mortgage Association: (continued)

Series 2019-151, Class EZ, 3.50%, 12/20/49	$82	$82,145

Series 2019-152, Class BZ, 4.00%, 12/20/49	293	292,993

Series 2019-152, Class NU, 3.50%, 12/20/49	43	42,846

Series 2019-158, Class ZJ, 3.50%, 12/20/49	8,180	8,180,618

Series 2019-H02, Class FE, 0.706%, (1 mo. USD LIBOR + 0.55%), 1/20/69(5)	30,113	30,304,697

Series 2020-15, Class PZ, 3.50%, 2/20/50	1,628	1,628,415

Series 2020-16, Class UZ, 3.50%, 2/20/50	7,433	7,437,828

Series 2020-17, Class EZ, 3.50%, 2/20/50	3,933	3,932,287

Series 2020-17, Class QZ, 3.50%, 2/20/50	5,017	5,024,750

Series 2020-21, Class GZ, 3.50%, 2/20/50	4,644	4,662,555

Series 2020-21, Class LZ, 3.50%, 2/20/50	256	256,630

Series 2020-30, Class MZ, 3.00%, 3/20/50	1,070	1,069,711

Series 2020-31, Class EZ, 3.50%, 3/20/50	18,282	18,262,966

Series 2020-31, Class ZH, 3.00%, 3/20/50	12,035	12,044,606

Series 2020-32, Class KS, 3.50%, 3/20/50	4,693	4,708,301

Series 2020-32, Class ZW, 3.00%, 3/20/50	836	835,882

Series 2020-33, Class PZ, 3.00%, 3/20/50	8,265	8,281,064

Series 2020-34, Class DZ, 3.00%, 3/20/50	5,142	5,139,869

Series 2020-45, Class ZM, 3.00%, 3/20/50	3,786	3,779,941

Series 2020-46, Class AZ, 3.50%, 4/20/50	3,250	3,251,425

Series 2020-47, Class ZD, 3.00%, 4/20/50	11,016	11,011,787

Series 2020-47, Class ZL, 3.50%, 4/20/50	12,230	12,307,479

Series 2020-51, Class ZC, 3.00%, 4/20/50	6,399	6,412,990

Series 2020-55, Class NZ, 3.00%, 4/20/50	11,019	11,060,568

Series 2020-61, Class AZ, 3.00%, 5/20/50	4,865	4,869,258

Series 2020-61, Class CS, 2.50%, 5/20/50	8,376	8,361,133

Series 2020-61, Class ZA, 3.00%, 5/20/50	9,450	9,424,731

Series 2020-62, Class AZ, 3.00%, 5/20/50	3,256	3,268,593

Series 2020-62, Class ZU, 3.00%, 5/20/50	9,303	9,333,742

Series 2020-63, Class AZ, 3.00%, 4/20/50	24,647	24,746,967

Series 2020-63, Class CZ, 3.00%, 5/20/50	10,708	10,721,328

Series 2020-63, Class GZ, 3.00%, 5/20/50	4,018	4,033,549

Series 2020-63, Class MZ, 3.00%, 5/20/50	8,715	8,727,896

Series 2020-63, Class UZ, 3.00%, 5/20/50	4,269	4,278,337

Series 2020-76, Class UZ, 3.00%, 5/20/50	21,938	22,000,664

Series 2020-76, Class ZL, 2.75%, 5/20/50	9,225	9,249,636

Series 2020-85, Class AZ, 3.00%, 6/20/50	1,872	1,873,244

Series 2020-85, Class CS, 2.50%, 6/20/50	9,875	9,969,400

Series 2020-85, Class TZ, 3.00%, 6/20/50	129	128,953

Series 2020-85, Class ZA, 3.00%, 6/20/50	1,376	1,376,659

Series 2020-93, Class CZ, 2.90%, 4/20/50	1,653	1,652,016

Series 2020-97, Class ZB, 3.00%, 7/20/50	963	966,359

Series 2020-122, Class TZ, 2.50%, 7/20/50	3,220	3,223,381

Series 2020-122, Class ZG, 3.00%, 8/20/50	578	577,808

Security	Principal Amount (000’s omitted)	Value

Government National Mortgage Association: (continued)

Series 2020-134, Class QY, 2.00%, 9/20/50	$4,080	$4,077,128

Series 2020-134, Class ZD, 2.00%, 9/20/50	4,470	4,460,223

Series 2020-144, Class EZ, 2.50%, 9/20/50	8,026	8,041,189

Series 2020-149, Class NZ, 2.50%, 10/20/50	13,649	13,678,096

Series 2020-153, Class TZ, 2.50%, 10/20/50	22,412	22,515,925

Series 2020-163, Class KZ, 2.50%, 10/20/50	5,015	5,026,389

Interest Only:(7)

Series 2014-98, Class IM, 2.595%, 1/20/43(9)	9,645	407,403

Series 2015-151, Class KI, 1.635%, 11/20/42(9)	13,019	426,117

Series 2017-104, Class SD, 6.049%, (6.20% - 1 mo. USD LIBOR), 7/20/47(6)	5,511	980,376

Series 2017-121, Class DS, 4.349%, (4.50% - 1 mo. USD LIBOR), 8/20/47(6)	7,161	791,305

Series 2018-127, Class SG, 6.099%, (6.25% - 1 mo. USD LIBOR), 9/20/48(6)	17,851	2,411,169

Series 2019-27, Class SA, 5.899%, (6.05% - 1 mo. USD LIBOR), 2/20/49(6)	8,611	1,300,868

Series 2019-38, Class SQ, 5.899%, (6.05% - 1 mo. USD LIBOR), 3/20/49(6)	15,972	2,607,923

Series 2019-43, Class BS, 5.899%, (6.05% - 1 mo. USD LIBOR), 4/20/49(6)	11,184	1,616,407

Series 2020-97, Class MI, 2.50%, 3/20/50	8,898	971,492

Series 2020-146, Class IQ, 2.00%, 10/20/50	195,750	20,058,659

Principal Only:(8)

Series 2009-117, Class PO, 0.00%, 12/16/39	1,339	1,221,595

Series 2010-88, Class OA, 0.00%, 7/20/40	983	904,017

Series 2015-24, Class KO, 0.00%, 6/20/35	1,337	1,279,346

		$803,681,421

Total Collateralized Mortgage Obligations (identified cost $2,477,389,457)		$2,437,606,183

U.S. Government Guaranteed Small Business Administration Pools & Loans — 3.9%
Description	Principal Amount (000’s omitted)	Value

0.875%, (USD Prime - 2.375%), 2/25/29(5)	$78,281	$79,150,931

1.00%, (USD Prime - 2.25%), 1/25/44 to 2/25/44(5)	83,796	84,521,849

1.05%, (USD Prime - 2.20%), 4/25/44(5)	31,448	31,812,940

2.25%, (USD Prime - 1.00%), 4/25/44(5)	40,003	42,651,713

2.575%, (USD Prime - 0.675%), 2/25/44(5)	33,993	36,620,378

Interest Only:(10)(11)

1.03%, 1/18/39	439	16,000

1.26%, 2/15/44	1,545	87,783

13	See Notes to Financial Statements.

Eaton Vance

Short Duration Government Income Fund

October 31, 2020

Portfolio of Investments — continued

Description	Principal Amount (000’s omitted)	Value

Interest Only:(10)(11) (continued)

1.31%, 11/26/43	$3,215	$162,257

1.51%, 2/15/44	1,131	72,456

1.56%, 6/29/43 to 3/14/44	1,435	90,866

1.68%, 9/12/43 to 11/1/43	2,756	179,434

1.76%, 11/30/28 to 12/18/28	740	28,632

1.81%, 6/15/43 to 3/15/44	7,261	482,568

1.88%, 12/18/43 to 12/27/43	6,205	443,671

1.91%, 7/15/42 to 4/15/44	19,029	1,327,527

1.93%, 6/14/43 to 2/28/44	30,174	2,202,285

2.01%, 3/12/29 to 3/15/44	7,659	506,028

2.06%, 3/15/29 to 3/21/44	15,772	1,270,109

2.13%, 9/14/43 to 1/9/44	5,249	412,695

2.16%, 3/15/42 to 4/15/44	14,091	1,110,378

2.18%, 12/3/28 to 2/15/44	26,439	2,119,461

2.234%, 11/1/32 to 5/16/43(12)	122,416	7,535,603

2.26%, 12/28/28 to 1/15/44	4,749	389,954

2.31%, 12/15/28 to 8/11/44	37,030	3,107,769

2.38%, 8/31/28 to 12/27/43	3,444	293,459

2.384%, 2/21/33 to 4/1/43(12)	30,164	2,455,561

2.41%, 6/15/42 to 4/15/44	22,942	2,071,163

2.43%, 5/7/28 to 2/14/44	20,655	1,867,575

2.48%, 9/15/41 to 3/15/44	5,280	473,454

2.51%, 7/12/28 to 1/15/44	3,878	329,597

2.56%, 12/15/28 to 9/18/44	36,568	3,421,315

2.61%, 12/15/28 to 4/15/29	540	29,842

2.63%, 9/13/42 to 1/11/44	4,454	454,334

2.66%, 2/15/29 to 4/15/44	15,375	1,491,396

2.68%, 10/19/28 to 2/19/44	21,573	2,002,048

2.70%, 3/21/23 to 12/13/42(12)	38,142	2,529,107

2.76%, 10/1/28 to 2/15/44	12,933	1,029,681

2.81%, 3/15/29 to 4/24/44	31,779	3,128,656

2.88%, 7/12/43 to 12/27/43	4,199	466,002

2.91%, 3/15/44	713	84,016

2.93%, 6/13/28 to 2/15/44	7,745	752,199

3.01%, 10/13/28 to 1/15/44	2,259	215,017

3.06%, 12/15/28 to 4/15/44	4,543	531,401

3.13%, 9/29/43 to 1/31/44	8,692	1,067,441

3.16%, 12/15/43 to 1/15/44	3,948	524,509

3.18%, 5/8/28 to 2/19/44	12,005	1,168,923

3.202%, 1/21/24 to 7/28/42(12)	19,137	1,373,677

3.26%, 10/18/28 to 3/15/44	6,384	633,772

3.31%, 4/15/29 to 3/13/44	10,125	1,306,434

3.36%, 1/15/29 to 4/15/44	169	18,922

3.38%, 8/17/43 to 1/16/44	13,346	1,901,955

3.393%, 3/10/26 to 3/23/42(12)	920	92,049

3.41%, 3/15/44 to 4/15/44	3,606	512,195

Description	Principal Amount (000’s omitted)	Value

Interest Only:(10)(11) (continued)

3.43%, 4/27/28 to 2/6/44	$41,613	$4,019,382

3.51%, 10/4/28 to 3/15/44	17,372	1,908,496

3.56%, 12/28/28 to 3/15/44	14,716	1,605,695

3.61%, 12/27/28	12	951

3.66%, 11/15/43 to 4/15/44	16,866	2,470,767

3.98%, 12/11/28 to 12/13/28	523	48,089

4.11%, 12/31/28	37	3,540

4.21%, 12/15/43	80	12,475

Total U.S. Government Guaranteed Small Business Administration Pools & Loans (identified cost $337,700,682)		$338,598,382

Short-Term Investments — 12.8%
Description	Units	Value

Eaton Vance Cash Reserves Fund, LLC, 0.12%(13)	1,108,350,347	$1,108,350,347

Total Short-Term Investments (identified cost $1,108,350,347)		$1,108,350,347

Total Investments — 108.3% (identified cost $9,444,432,601)		$9,398,795,069

TBA Sale Commitments — (2.4)%

Mortgage Pass-Throughs — (2.4)%
Security	Principal Amount (000’s omitted)	Value

Federal National Mortgage Association, 2.00%, 30-Year, TBA(3)	$(200,000)	$(205,785,970)

Total Mortgage Pass-Throughs (identified cost $205,859,375)		$(205,785,970)

Total TBA Sale Commitments (identified cost $205,859,375)		$(205,785,970)

Other Assets, Less Liabilities — (5.9)%		$(518,156,620)

Net Assets — 100.0%		$8,674,852,479

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

14	See Notes to Financial Statements.

Eaton Vance

Short Duration Government Income Fund

October 31, 2020

Portfolio of Investments — continued

(1)

Adjustable rate mortgage security whose interest rate generally adjusts monthly based on a weighted average of interest rates on the underlying mortgages. The coupon rate may not reflect the applicable index value as interest rates on the underlying mortgages may adjust on various dates and at various intervals and may be subject to lifetime ceilings and lifetime floors and lookback periods. Rate shown is the coupon rate at October 31, 2020.

(2)	Principal amount is less than $500.

(3)

TBA (To Be Announced) securities are purchased or sold on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date are determined upon settlement.

(4)	When-issued security.

(5)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2020.

(6)	Inverse floating-rate security whose coupon varies inversely with changes in the interest rate index. The stated interest rate represents the coupon rate in effect at October 31, 2020.

(7)

Interest only security that entitles the holder to receive only interest payments on the underlying mortgages. Principal amount shown is the notional amount of the underlying mortgages on which coupon interest is calculated.

(8)	Principal only security that entitles the holder to receive only principal payments on the underlying mortgages.

(9)	Weighted average fixed-rate coupon that changes/updates monthly. Rate shown is the rate at October 31, 2020.

(10)	Securities comprise a trust that is wholly-owned by the Fund and may only be sold on a pro rata basis with all securities in the trust.

(11)

Interest only security that entitles the holder to receive only a portion of the interest payments on the underlying loans. Principal amount shown is the notional amount of the underlying loans on which coupon interest is calculated.

(12)	The stated interest rate represents the weighted average fixed interest rate at October 31, 2020 of all interest only securities comprising the certificate.

(13)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2020.

Futures Contracts

Description	Number of Contracts	Position	Expiration Date	Notional Amount	Value/Unrealized Appreciation

Interest Rate Futures

U.S. 5-Year Treasury Note	(9,598)	Short	12/31/20	$(1,205,523,802)	$4,399,253

U.S. 10-Year Treasury Note	(5,561)	Short	12/21/20	(768,634,469)	3,585,924

U.S. Long Treasury Bond	(165)	Short	12/21/20	(28,457,344)	400,515

					$8,385,692

Abbreviations:

CMT	–	Constant Maturity Treasury

COF	–	Cost of Funds 11th District

LIBOR	–	London Interbank Offered Rate

TBA	–	To Be Announced

Currency Abbreviations:

USD	–	United States Dollar

15	See Notes to Financial Statements.

Eaton Vance

Short Duration Government Income Fund

October 31, 2020

Statement of Assets and Liabilities

Assets	October 31, 2020

Unaffiliated investments, at value (identified cost, $8,336,082,254)	$8,290,444,722

Affiliated investment, at value (identified cost, $1,108,350,347)	1,108,350,347

Deposits for derivatives collateral — financial futures contracts	15,633,750

Deposits for forward purchase commitments	2,310,000

Interest receivable	24,640,936

Dividends receivable from affiliated investment	151,584

Receivable for investments sold	259,883,863

Receivable for TBA sale commitments	205,859,375

Receivable for Fund shares sold	46,648,343

Receivable for variation margin on open financial futures contracts	1,554,443

Total assets	$9,955,477,363

Liabilities

Payable for investments purchased	$19,567,353

Payable for when-issued securities/forward purchase commitments	1,015,572,606

TBA sale commitments, at value (proceeds receivable, $205,859,375)	205,785,970

Payable for Fund shares redeemed	31,314,638

Distributions payable	1,575,843

Due to custodian	1,886,636

Payable to affiliates:

Investment adviser fee	3,255,872

Distribution and service fees	466,092

Trustees’ fees	9,063

Accrued expenses	1,190,811

Total liabilities	$1,280,624,884

Net Assets	$8,674,852,479

Sources of Net Assets

Paid-in capital	$8,737,881,022

Accumulated loss	(63,028,543)

Total	$8,674,852,479

Class A Shares

Net Assets	$1,764,637,081

Shares Outstanding	217,274,311

Net Asset Value and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$8.12

Maximum Offering Price Per Share

(100 ÷ 97.75 of net asset value per share)	$8.31

Class C Shares

Net Assets	$144,742,152

Shares Outstanding	17,799,074

Net Asset Value and Offering Price Per Share*

(net assets ÷ shares of beneficial interest outstanding)	$8.13

Class I Shares

Net Assets	$6,765,473,246

Shares Outstanding	834,009,340

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$8.11

On sales of $100,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

16	See Notes to Financial Statements.

Eaton Vance

Short Duration Government Income Fund

October 31, 2020

Statement of Operations

Investment Income	Year Ended October 31, 2020

Interest	$110,386,767

Dividends from affiliated investment	1,365,110

Total investment income	$111,751,877

Expenses

Investment adviser fee	$25,600,809

Distribution and service fees

Class A	2,361,754

Class C	1,058,430

Trustees’ fees and expenses	108,500

Custodian fee	1,062,446

Transfer and dividend disbursing agent fees	2,212,908

Legal and accounting services	238,623

Printing and postage	556,941

Registration fees	533,174

Interest expense and fees	880,666

Miscellaneous	266,127

Total expenses	$34,880,378

Net investment income	$76,871,499

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —

Investment transactions	$58,400,873

Investment transactions — affiliated investment	170,192

Written options	(18,709,447)

Financial futures contracts	29,178,549

Net realized gain	$69,040,167

Change in unrealized appreciation (depreciation) —

Investments and TBA sale commitments	$(24,739,621)

Financial futures contracts	9,954,599

Net change in unrealized appreciation (depreciation)	$(14,785,022)

Net realized and unrealized gain	$54,255,145

Net increase in net assets from operations	$131,126,644

17	See Notes to Financial Statements.

Eaton Vance

Short Duration Government Income Fund

October 31, 2020

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2020	2019

From operations —

Net investment income	$76,871,499	$102,889,649

Net realized gain (loss)	69,040,167	(25,245,601)

Net change in unrealized appreciation (depreciation)	(14,785,022)	(6,311,071)

Net increase in net assets from operations	$131,126,644	$71,332,977

Distributions to shareholders —

Class A	$(19,817,666)	$(19,511,519)

Class C	(1,961,124)	(2,588,205)

Class I	(104,911,195)	(99,898,243)

Total distributions to shareholders	$(126,689,985)	$(121,997,967)

Transactions in shares of beneficial interest —

Proceeds from sale of shares

Class A	$1,716,531,390	$828,053,907

Class C	87,232,304	98,572,237

Class I	6,096,879,711	4,218,880,232

Net asset value of shares issued to shareholders in payment of distributions declared

Class A	19,056,382	18,823,629

Class C	1,913,806	2,487,249

Class I	89,290,771	85,201,931

Cost of shares redeemed

Class A	(774,568,785)	(452,296,289)

Class C	(49,852,824)	(38,905,104)

Class I	(3,029,608,915)	(1,939,898,444)

Net asset value of shares converted

Class A	7,617,325	14,629,736

Class C	(7,617,325)	(14,629,736)

Net increase in net assets from Fund share transactions	$4,156,873,840	$2,820,919,348

Net increase in net assets	$4,161,310,499	$2,770,254,358

Net Assets

At beginning of year	$4,513,541,980	$1,743,287,622

At end of year	$8,674,852,479	$4,513,541,980

18	See Notes to Financial Statements.

Eaton Vance

Short Duration Government Income Fund

October 31, 2020

Financial Highlights

	Class A

	Year Ended October 31,
	2020		2019		2018		2017		2016

Net asset value — Beginning of year	$8.100		$8.200		$8.250		$8.270		$8.400

Income (Loss) From Operations

Net investment income(1)	$0.097		$0.202		$0.219		$0.173		$0.171

Net realized and unrealized gain (loss)	0.104		(0.057)		(0.068)		(0.012)		(0.112)

Total income from operations	$0.201		$0.145		$0.151		$0.161		$0.059

Less Distributions

From net investment income	$(0.166)		$(0.245)		$(0.201)		$(0.181)		$(0.189)

From net realized gain	(0.015)		—		—		—		—

Total distributions	$(0.181)		$(0.245)		$(0.201)		$(0.181)		$(0.189)

Net asset value — End of year	$8.120		$8.100		$8.200		$8.250		$8.270

Total Return(2)	2.51%		1.78%		1.85%		1.97%		0.72%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$1,764,637		$795,015		$394,465		$181,071		$155,824

Ratios (as a percentage of average daily net assets):

Expenses	0.82	%(3)	0.85	%(3)	0.90	%(4)	0.92	%(4)	0.96	%(4)

Net investment income	1.19%		2.47%		2.67	%(4)	2.09	%(4)	2.07	%(4)

Portfolio Turnover of the Fund	152	%(5)	59%		42	%(6)	19	%(7)	45	%(7)

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes interest expense, including on reverse repurchase agreements, of 0.02% and 0.02% of average daily net assets for the years ended October 31, 2020 and 2019, respectively.

(4)	Includes the Fund’s share of the Portfolio’s/Portfolios’ allocated expenses for the period while the Fund was investing in the Portfolio/Portfolios.

(5)	Includes the effect of To Be Announced (TBA) transactions.

(6)

Represents the portfolio turnover of Short-Term U.S. Government Portfolio from November 1, 2017 to October 12, 2018. The portfolio turnover based on the Fund’s investments in securities for the period October 15, 2018, the date the Fund began investing its assets directly, through October 31, 2018 was less than 1%.

(7)

Percentage is based on the Fund’s contributions to and withdrawals from the Portfolio(s) for the period while the Fund was investing in the Portfolio(s) and excludes the investment activity of the Portfolio(s).

19	See Notes to Financial Statements.

Eaton Vance

Short Duration Government Income Fund

October 31, 2020

Financial Highlights — continued

	Class C

	Year Ended October 31,
	2020		2019		2018		2017		2016

Net asset value — Beginning of year	$8.110		$8.210		$8.260		$8.280		$8.410

Income (Loss) From Operations

Net investment income(1)	$0.054		$0.154		$0.169		$0.124		$0.123

Net realized and unrealized gain (loss)	0.098		(0.058)		(0.067)		(0.012)		(0.113)

Total income from operations	$0.152		$0.096		$0.102		$0.112		$0.010

Less Distributions

From net investment income	$(0.117)		$(0.196)		$(0.152)		$(0.132)		$(0.140)

From net realized gain	(0.015)		—		—		—		—

Total distributions	$(0.132)		$(0.196)		$(0.152)		$(0.132)		$(0.140)

Net asset value — End of year	$8.130		$8.110		$8.210		$8.260		$8.280

Total Return(2)	1.89%		1.18%		1.24%		1.36%		0.12%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$144,742		$112,868		$66,706		$57,129		$77,450

Ratios (as a percentage of average daily net assets):

Expenses	1.42	%(3)	1.45	%(3)	1.50	%(4)	1.53	%(4)	1.56	%(4)

Net investment income	0.67%		1.88%		2.05	%(4)	1.49	%(4)	1.48	%(4)

Portfolio Turnover of the Fund	152	%(5)	59%		42	%(6)	19	%(7)	45	%(7)

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes interest expense, including on reverse repurchase agreements, of 0.02% and 0.02% of average daily net assets for the years ended October 31, 2020 and 2019, respectively.

(4)	Includes the Fund’s share of the Portfolio’s/Portfolios’ allocated expenses for the period while the Fund was investing in the Portfolio/Portfolios.

(5)	Includes the effect of To Be Announced (TBA) transactions.

(6)

Represents the portfolio turnover of Short-Term U.S. Government Portfolio from November 1, 2017 to October 12, 2018. The portfolio turnover based on the Fund’s investments in securities for the period October 15, 2018, the date the Fund began investing its assets directly, through October 31, 2018 was less than 1%.

(7)

Percentage is based on the Fund’s contributions to and withdrawals from the Portfolio(s) for the period while the Fund was investing in the Portfolio(s) and excludes the investment activity of the Portfolio(s).

20	See Notes to Financial Statements.

Eaton Vance

Short Duration Government Income Fund

October 31, 2020

Financial Highlights — continued

	Class I

	Year Ended October 31,
	2020		2019		2018		2017		2016

Net asset value — Beginning of year	$8.090		$8.190		$8.240		$8.260		$8.390

Income (Loss) From Operations

Net investment income(1)	$0.118		$0.223		$0.243		$0.194		$0.195

Net realized and unrealized gain (loss)	0.103		(0.058)		(0.071)		(0.012)		(0.115)

Total income from operations	$0.221		$0.165		$0.172		$0.182		$0.080

Less Distributions

From net investment income	$(0.186)		$(0.265)		$(0.222)		$(0.202)		$(0.210)

From net realized gain	(0.015)		—		—		—		—

Total distributions	$(0.201)		$(0.265)		$(0.222)		$(0.202)		$(0.210)

Net asset value — End of year	$8.110		$8.090		$8.190		$8.240		$8.260

Total Return(2)	2.76%		2.04%		2.11%		2.23%		0.97%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$6,765,473		$3,605,659		$1,282,116		$325,222		$179,408

Ratios (as a percentage of average daily net assets):

Expenses	0.57	%(3)	0.60	%(3)	0.65	%(4)	0.67	%(4)	0.71	%(4)

Net investment income	1.46%		2.73%		2.96	%(4)	2.35	%(4)	2.36	%(4)

Portfolio Turnover of the Fund	152	%(5)	59%		42	%(6)	19	%(7)	45	%(7)

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Includes interest expense, including on reverse repurchase agreements, of 0.02% and 0.02% of average daily net assets for the years ended October 31, 2020 and 2019, respectively.

(4)	Includes the Fund’s share of the Portfolio’s/Portfolios’ allocated expenses for the period while the Fund was investing in the Portfolio/Portfolios.

(5)	Includes the effect of To Be Announced (TBA) transactions.

(6)

Represents the portfolio turnover of Short-Term U.S. Government Portfolio from November 1, 2017 to October 12, 2018. The portfolio turnover based on the Fund’s investments in securities for the period October 15, 2018, the date the Fund began investing its assets directly, through October 31, 2018 was less than 1%.

(7)

Percentage is based on the Fund’s contributions to and withdrawals from the Portfolio(s) for the period while the Fund was investing in the Portfolio(s) and excludes the investment activity of the Portfolio(s).

21	See Notes to Financial Statements.

Eaton Vance

Short Duration Government Income Fund

October 31, 2020

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Short Duration Government Income Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is to seek total return. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Effective January 25, 2019, Class C shares generally automatically convert to Class A shares ten years after their purchase and, effective November 5, 2020, automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Derivatives. U.S. exchange-traded options are valued at the mean between the bid and ask prices at valuation time as reported by the Options Price Reporting Authority. Non U.S. exchange-traded options and over-the-counter options are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration. Financial futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded.

Affiliated Fund. The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Inflation adjustments to the principal amount of inflation-adjusted bonds and notes are reflected as interest income. Deflation adjustments to the principal amount of an inflation-adjusted bond or note are reflected as reductions to interest income to the extent of interest income previously recorded on such bond or note. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of October 31, 2020, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

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Eaton Vance

Short Duration Government Income Fund

October 31, 2020

Notes to Financial Statements — continued

E  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Financial Futures Contracts — Upon entering into a financial futures contract, the Fund is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Fund each business day, depending on the daily fluctuations in the value of the underlying security, and are recorded as unrealized gains or losses by the Fund. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

I  Written Options — Upon the writing of a call or a put option, the premium received by the Fund is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written, in accordance with the Fund’s policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. When an index option is exercised, the Fund is required to deliver an amount of cash determined by the excess of the exercise price of the option over the value of the index (in the case of a put) or the excess of the value of the index over the exercise price of the option (in the case of a call) at contract termination. If a put option on a security is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as a writer of an option, may have no control over whether the underlying securities or other assets may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities or other assets underlying the written option. The Fund may also bear the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

J  Purchased Options — Upon the purchase of a call or put option, the premium paid by the Fund is included in the Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Fund’s policies on investment valuations discussed above. As the purchaser of an index option, the Fund has the right to receive a cash payment equal to any depreciation in the value of the index below the exercise price of the option (in the case of a put) or equal to any appreciation in the value of the index over the exercise price of the option (in the case of a call) as of the valuation date of the option. If an option which the Fund had purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a put option on a security, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a call option on a security, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid. Purchased options traded over-the-counter involve risk that the issuer or counterparty will fail to perform its contractual obligations.

K  When-Issued Securities and Delayed Delivery Transactions — The Fund may purchase or sell securities on a delayed delivery, when-issued or forward commitment basis, including TBA (To Be Announced) securities. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Fund maintains cash and/or security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery, when-issued or forward commitment basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract. A forward purchase or sale commitment may be closed by entering into an offsetting commitment or delivery of securities. The Fund will realize a gain or loss on investments based on the price established when the Fund entered into the commitment.

L  Reverse Repurchase Agreements — Under a reverse repurchase agreement, the Fund temporarily transfers possession of a portfolio security to another party, such as a bank or broker/dealer, in return for cash. At the same time, the Fund agrees to repurchase the security at an agreed upon time and price, which reflects an interest payment. In periods of increased demand for a security, the Fund may receive a payment from the counterparty for the use of the security, which is recorded as interest income. Because the Fund retains effective control over the transferred security, the transaction is accounted for as a

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Eaton Vance

Short Duration Government Income Fund

October 31, 2020

Notes to Financial Statements — continued

secured borrowing. The Fund may enter into such agreements when it believes it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the securities transferred to another party or the securities in which the proceeds may be invested would affect the market value of the Fund’s assets. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds (and the counterparty making a loan), they constitute a form of leverage. The Fund segregates cash or liquid assets equal to its obligation to repurchase the security. During the term of the agreement, the Fund may also be obligated to pledge additional cash and/or securities in the event of a decline in the fair value of the transferred security. In the event the counterparty to a reverse repurchase agreement becomes insolvent, recovery of the security transferred by the Fund may be delayed or the Fund may incur a loss equal to the amount by which the value of the security transferred by the Fund exceeds the repurchase price payable by the Fund.

M  Forward Sale Commitments — The Fund may enter into forward sale commitments to sell generic U.S. government agency MBS to hedge its portfolio positions and/or to enhance return. The proceeds to be received from the forward sale commitment are recorded as a liability and are subsequently valued at approximately the current market value of the underlying security in accordance with the Fund’s policies on investment valuations discussed above. The Fund records an unrealized gain or loss on investments to the extent of the difference between the proceeds to be received and the value of the open forward sale commitment on the day of determination. If the forward sale commitment is closed through the acquisition of an offsetting purchase commitment or the delivery of securities, the Fund realizes a gain or loss on investments based on the price established when the Fund entered into the commitment.

N  Stripped Mortgage-Backed Securities — The Fund may invest in Interest Only (IO) and Principal Only (PO) securities, a form of stripped mortgage-backed securities, whereby the IO security receives all the interest and the PO security receives all the principal on a pool of mortgage assets. The yield to maturity on an IO security is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the yield to maturity from these securities. If the underlying mortgages experience greater than anticipated prepayments of principal, the Fund may fail to recoup its initial investment in an IO security. The market value of IO and PO securities can be unusually volatile due to changes in interest rates.

2  Distributions to Shareholders and Income Tax Information

The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are generally paid monthly. Distributions of realized capital gains are made at least annually. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2020 and October 31, 2019 was as follows:

	Year Ended October 31,
	2020	2019

Ordinary income	$118,923,636	$121,997,967

Long-term capital gains	$7,766,349	$—

During the year ended October 31, 2020, accumulated loss was decreased by $1,221,216 and paid-in capital was decreased by $1,221,216 due to the Fund’s use of equalization accounting and differences between book and tax accounting. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2020, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Net unrealized depreciation	$(61,452,700)

Distributions payable	$(1,575,843)

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Eaton Vance

Short Duration Government Income Fund

October 31, 2020

Notes to Financial Statements — continued

The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Fund at October 31, 2020, as determined on a federal income tax basis, were as follows:

Aggregate cost	$9,254,461,799

Gross unrealized appreciation	$32,372,211

Gross unrealized depreciation	(93,824,911)

Net unrealized depreciation	$(61,452,700)

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM and an indirect subsidiary of Eaton Vance Corp., as compensation for investment advisory services rendered to the Fund. Pursuant to the investment advisory and fee reduction agreements between the Fund and BMR, the fee is computed at an annual rate of 0.500% of the Fund’s average daily net assets up to $1 billion, 0.475% from $1 billion but less than $2.5 billion, 0.455% from $2.5 billion but less than $5 billion and 0.440% of average daily net assets of $5 billion or more, and is payable monthly. For the year ended October 31, 2020, the Fund’s investment adviser fee amounted to $25,600,809 or 0.46% of the Fund’s average daily net assets. The Fund invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

EVM serves as the administrator of the Fund, but receives no compensation. Prior to March 1, 2020, BMR and EVM had agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding such expenses as interest, taxes, or litigation expenses) exceeded 0.85%, 1.45% and 0.60% of the Fund’s average daily net assets for Class A, Class C and Class I, respectively. Pursuant to this agreement, BMR and EVM reimbursed no operating expenses for the year ended October 31, 2020.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2020, EVM earned $23,626 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $33,460 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2020. EVD also received distribution and service fees from Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2020, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2020 amounted to $2,361,754 for Class A shares. The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.60% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2020, the Fund paid or accrued to EVD $747,127 for Class C shares.

Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to Class C shares. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2020 amounted to $311,303 for Class C shares.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within 12 months of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended October 31, 2020, the Fund was informed that EVD received approximately $46,000 of CDSCs paid by Class C shareholders.

25

Eaton Vance

Short Duration Government Income Fund

October 31, 2020

Notes to Financial Statements — continued

6  Purchases and Sales of Investments

Purchases and sales of investments (all U.S. Government and Agency Securities), other than short-term obligations and including maturities, paydowns and TBA transactions, aggregated $12,038,859,461 and $8,514,745,645, respectively, for the year ended October 31, 2020.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2020	2019

Sales	211,270,192	101,357,815

Issued to shareholders electing to receive payments of distributions in Fund shares	2,347,952	2,307,986

Redemptions	(95,445,124)	(55,422,090)

Converted from Class C shares	939,464	1,790,745

Net increase	119,112,484	50,034,456

	Year Ended October 31,
Class C	2020	2019

Sales	10,719,018	12,035,125

Issued to shareholders electing to receive payments of distributions in Fund shares	235,575	304,496

Redemptions	(6,135,370)	(4,760,701)

Converted to Class A shares	(938,298)	(1,788,395)

Net increase	3,880,925	5,790,525

	Year Ended October 31,
Class I	2020	2019

Sales	751,078,514	516,735,875

Issued to shareholders electing to receive payments of distributions in Fund shares	11,013,651	10,458,625

Redemptions	(373,789,842)	(238,082,421)

Net increase	388,302,323	289,112,079

8  Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include futures contracts and written options and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 2020 is included in the Portfolio of Investments. At October 31, 2020, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

The Fund is subject to interest rate risk in the normal course of pursuing its investment objective. Because the Fund holds fixed-rate bonds, the value of these bonds may decrease if interest rates rise. The Fund utilizes futures contracts and options on futures contracts to enhance total return, to change the overall duration of the Fund and to hedge against fluctuations in securities prices due to changes in interest rates.

26

Eaton Vance

Short Duration Government Income Fund

October 31, 2020

Notes to Financial Statements — continued

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is interest rate risk at October 31, 2020 was as follows:

	Fair Value
Derivative	Asset Derivative		Liability Derivative

Futures contracts	$8,385,692	(1)	$—

(1)

Amount represents cumulative unrealized appreciation or (depreciation) on futures contracts. Only the current day’s variation margin on open futures contracts is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin, as applicable.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is interest rate risk for the year ended October 31, 2020 was as follows:

Derivative	Realized Gain (Loss) on Derivatives Recognized in Income		Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Purchased options	$31,675,908	(1)	$—

Written options	$(18,709,447	)(2)	$—

Futures contracts	$29,178,549	(3)	$9,954,599	(4)

(1)	Statement of Operations location: Net realized gain (loss) – Investment transactions.

(2)	Statement of Operations location: Net realized gain (loss) – Written options.

(3)	Statement of Operations location: Net realized gain (loss) – Financial futures contracts.

(4)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Financial futures contracts.

The average notional cost of futures contracts outstanding during the year ended October 31, 2020, which is indicative of the volume of this derivative type, was approximately as follows:

Futures Contracts — Long	Futures Contracts — Short

$53,063,000	$475,008,000

The average number of purchased options contracts and written options contracts outstanding during the year ended October 31, 2020, which is indicative of the volume of these derivative types, were 400 and 308 contracts, respectively.

9  Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in an $800 million unsecured line of credit agreement with a group of banks, which is in effect through October 26, 2021. Borrowings are made by the Fund solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2020, an upfront fee and arrangement fee totaling $950,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the year ended October 31, 2020.

10  Reverse Repurchase Agreements

There were no open reverse repurchase agreements outstanding as of October 31, 2020.

For the year ended October 31, 2020, the average borrowings under settled reverse repurchase agreements and the average annual interest rate paid were approximately $33,660,000 and 2.10%, respectively.

27

Eaton Vance

Short Duration Government Income Fund

October 31, 2020

Notes to Financial Statements — continued

11  Overdraft Advances

Pursuant to the custodian agreement, State Street Bank and Trust Company (SSBT) may, in its discretion, advance funds to the Fund to make properly authorized payments. When such payments result in an overdraft, the Fund is obligated to repay SSBT at the current rate of interest charged by SSBT for secured loans (currently, the Federal Funds rate plus 2%). This obligation is payable on demand to SSBT. SSBT has a lien on the Fund’s assets to the extent of any overdraft. At October 31, 2020, the Fund had a payment due to SSBT pursuant to the foregoing arrangement of $1,886,636. Based on the short-term nature of these payments and the variable interest rate, the carrying value of the overdraft advances approximated its fair value at October 31, 2020. If measured at fair value, overdraft advances would have been considered as Level 2 in the fair value hierarchy (see Note 13) at October 31, 2020. The Fund’s average overdraft advances during the year ended October 31, 2020 were not significant.

12  Investments in Affiliated Funds

At October 31, 2020, the value of the Fund’s investment in affiliated funds was $1,108,350,347, which represents 12.8% of the Fund’s net assets. Transactions in affiliated funds by the Fund for the year ended October 31, 2020 were as follows:

Name of affiliated fund	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units, end of period

Short-Term Investments

Eaton Vance Cash Reserves Fund, LLC	$2,448,515	$7,033,758,669	$(5,928,027,029)	$170,192	$—	$1,108,350,347	$1,365,110	1,108,350,347

13  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

28

Eaton Vance

Short Duration Government Income Fund

October 31, 2020

Notes to Financial Statements — continued

At October 31, 2020, the hierarchy of inputs used in valuing the Fund’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Mortgage Pass-Throughs	$—	$5,514,240,157	$—	$5,514,240,157

Collateralized Mortgage Obligations	—	2,437,606,183	—	2,437,606,183

U.S. Government Guaranteed Small Business Administration Pools & Loans	—	338,598,382	—	338,598,382

Short-Term Investments	—	1,108,350,347	—	1,108,350,347

Total Investments	$—	$9,398,795,069	$—	$9,398,795,069

Futures Contracts	$8,385,692	$—	$—	$8,385,692

Total	$8,385,692	$9,398,795,069	$—	$9,407,180,761

Liability Description

TBA Sale Commitments	$—	$(205,785,970)	$—	$(205,785,970)

Total	$—	$(205,785,970)	$—	$(205,785,970)

14  Pandemic Risk

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in December 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, the economies of individual countries, individual companies, and the market in general, and may continue to do so in significant and unforeseen ways, as may other epidemics and pandemics that may arise in the future. Any such impact could adversely affect the Fund’s performance, or the performance of the securities in which the Fund invests.

15  Additional Information

On October 8, 2020, Morgan Stanley and Eaton Vance Corp. (“Eaton Vance”) announced that they had entered into a definitive agreement under which Morgan Stanley would acquire Eaton Vance. Under the Investment Company Act of 1940, as amended, consummation of this transaction may be deemed to result in the automatic termination of an Eaton Vance Fund’s investment advisory agreement, and, where applicable, any related sub-advisory agreement. On November 24, 2020, the Fund’s Board approved a new investment advisory agreement. The new investment advisory agreement will be presented to Fund shareholders for approval, and, if approved, would take effect upon consummation of the transaction. Shareholders of record of the Fund at the close of business on December 11, 2020 are entitled to be present and vote at a joint special meeting of shareholders to be held on February 18, 2021 and at any adjournments or postponements thereof.

29

Eaton Vance

Short Duration Government Income Fund

October 31, 2020

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Short Duration Government Income Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Eaton Vance Short Duration Government Income Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), including the portfolio of investments, as of October 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 21, 2020

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

30

Eaton Vance

Short Duration Government Income Fund

October 31, 2020

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2021 will show the tax status of all distributions paid to your account in calendar year 2020. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of capital gains dividends.

Capital Gains Dividends. The Fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2020, $8,192,420 or, if subsequently determined to be different, the net capital gain of such year.

31

Eaton Vance

Short Duration Government Income Fund

October 31, 2020

Liquidity Risk Management Program

The Fund has implemented a written liquidity risk management program (Program) and related procedures to manage its liquidity in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (Liquidity Rule). The Liquidity Rule defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Fund’s Board of Trustees/Directors has designated the investment adviser to serve as the administrator of the Program and the related procedures. The administrator has established a Liquidity Risk Management Oversight Committee (Committee) to perform the functions necessary to administer the Program. As part of the Program, the administrator is responsible for identifying illiquid investments and categorizing the relative liquidity of the Fund’s investments in accordance with the Liquidity Rule. Under the Program, the administrator assesses, manages, and periodically reviews the Fund’s liquidity risk, and is responsible for making certain reports to the Fund’s Board of Trustees/Directors and the Securities and Exchange Commission (SEC) regarding the liquidity of the Fund’s investments, and to notify the Board of Trustees/Directors and the SEC of certain liquidity events specified in the Liquidity Rule. The liquidity of the Fund’s portfolio investments is determined based on a number of factors including, but not limited to, relevant market, trading and investment-specific considerations under the Program.

At a meeting of the Fund’s Board of Trustees/Directors, the Committee provided a written report to the Fund’s Board of Trustees/Directors pertaining to the operation, adequacy, and effectiveness of implementation of the Program, as well as the operation of the highly liquid investment minimum (if applicable) for the period December 1, 2018 through December 31, 2019 (Review Period). The Program operated effectively during the Review Period, supporting the administrator’s ability to assess, manage and monitor Fund liquidity risk, including during periods of market volatility and net redemptions. During the Review Period, the Fund met redemption requests on a timely basis.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

32

Eaton Vance

Short Duration Government Income Fund

October 31, 2020

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 143 portfolios (with the exception of Messrs. Faust and Wennerholm and Ms. Frost who oversee 142 portfolios) in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Trust Position(s)	Trustee Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 142 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.

Other Directorships in the Last Five Years. Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Other Directorships in the Last Five Years. None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Other Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Other Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Other Directorships in the Last Five Years. Director of DraftKings, Inc. (digital sports entertainment and gaming company) (since September 2020). Director of Groupon, Inc. (e-commerce provider) (since April 2020). Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Formerly, Director of Dynex Capital, Inc. (mortgage REIT) (2013-2020).

33

Eaton Vance

Short Duration Government Income Fund

October 31, 2020

Management and Organization — continued

Name and Year of Birth	Trust Position(s)	Trustee Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson) and 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Other Directorships in the Last Five Years. None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Other Directorships in the Last Five Years. None.

Keith Quinton 1958	Trustee	2018

Private investor, researcher and lecturer. Independent Investment Committee Member at New Hampshire Retirement System (since 2017). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Other Directorships in the Last Five Years. Director (since 2016) and Chairman (since 2019) of New Hampshire Municipal Bond Bank.

Marcus L. Smith 1966	Trustee	2018

Private investor. Member of Posse Boston Advisory Board (foundation) (since 2015). Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Other Directorships in the Last Five Years. Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Director of Ascot Group Limited and certain of its subsidiaries (insurance and reinsurance) (since 2018). Formerly, Director of Hagerty Holding Corp. (insurance and reinsurance) (2015-2018). Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Other Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Scott E. Wennerholm 1959	Trustee	2016

Private Investor. Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Other Directorships in the Last Five Years. None.

Name and Year of Birth	Trust Position(s)	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees

Eric A. Stein 1980	President	2020	Vice President and Chief Investment Officer, Fixed Income of EVM and BMR. Prior to November 1, 2020, Mr. Stein was a co-Director of Eaton Vance’s Global Income Investments. Also Vice President of Calvert Research and Management (“CRM”).

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of CRM.

34

Eaton Vance

Short Duration Government Income Fund

October 31, 2020

Management and Organization — continued

Name and Year of Birth	Trust Position(s)	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees (continued)

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

35

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each entity listed below has adopted a privacy policy and procedures (“Privacy Program”) Eaton Vance believes is reasonably designed to protect your personal information and to govern when and with whom Eaton Vance may share your personal information.

•

At the time of opening an account, Eaton Vance generally requires you to provide us with certain information such as name, address, social security number, tax status, account numbers, and account balances. This information is necessary for us to both open an account for you and to allow us to satisfy legal requirements such as applicable anti-money laundering reviews and know-your-customer requirements.

•

On an ongoing basis, in the normal course of servicing your account, Eaton Vance may share your information with unaffiliated third parties that perform various services for Eaton Vance and/or your account. These third parties include transfer agents, custodians, broker/dealers and our professional advisers, including auditors, accountants, and legal counsel. Eaton Vance may additionally share your personal information with our affiliates.

•	We believe our Privacy Program is reasonably designed to protect the confidentiality of your personal information and to prevent unauthorized access to that information.

•

We reserve the right to change our Privacy Program at any time upon proper notification to you. You may want to review our Privacy Program periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of protecting your personal information applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, and Calvert Funds. This Privacy Notice supersedes all previously issued privacy disclosures. For more information about our Privacy Program or about how your personal information may be used, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

36

Investment Adviser

Boston Management and Research

Two International Place

Boston, MA 02110

Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*

FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

1560    10.31.20

Eaton Vance

Short Duration High Income Fund

Annual Report

October 31, 2020

Important Note. Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (eatonvance.com/funddocuments), and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you are a direct investor, you may elect to receive shareholder reports and other communications from the Fund electronically by signing up for e-Delivery at eatonvance.com/edelivery. If you own your shares through a financial intermediary (such as a broker-dealer or bank), you must contact your financial intermediary to sign up.

You may elect to receive all future Fund shareholder reports in paper free of charge. If you are a direct investor, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-262-1122. If you own these shares through a financial intermediary, you must contact your financial intermediary or follow instructions included with this disclosure, if applicable, to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Eaton Vance funds held directly or to all funds held through your financial intermediary, as applicable.

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The investment adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator. The adviser is also registered as a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2020

Eaton Vance

Short Duration High Income Fund

Eaton Vance

Short Duration High Income Fund

October 31, 2020

Management’s Discussion of Fund Performance1

Economic and Market Conditions

For the 12-month period ended October 31, 2020, the U.S. high yield market took a roller-coaster ride largely driven by the COVID-19 pandemic.

At the end of 2019, perceived progress toward a U.S.-China trade deal lifted markets. This was followed by the fastest sell-off in the history of the high yield asset class in early 2020 as the market responded to a potential global recession brought on by COVID-19.

In the final week of February, the S&P 500® Index lost 11.49% and the average yield spread on the ICE BofA U.S. High Yield Index widened 1.50%. The intense sell-off persisted for the first three weeks of March.

Saudi Arabia’s announcement in early March that it planned to increase oil production, coupled with sharply lower energy demand expectations due to a potential recession, caused the price of oil to sink to $20 per barrel in the quarter, sending shockwaves through the energy sector, the largest sector within the ICE BofA U.S. High Yield Index. The ICE BofA U.S. High Yield Index returned –13.12% in the first quarter of 2020.

At the end of March, in response to quantitative easing by global central banks and the passing of a record $2-trillion U.S. fiscal stimulus package, the high yield market began to revive. The U.S. Federal Reserve and European Central Bank followed up with unprecedented support for global financial markets, increasing investor appetites for risk.

U.S. and global investors responded to historically elevated yield spreads, the readiness of central banks to intervene and, later during the period, indications of modest economic improvement by adding exposure to issuers with elevated debt. Companies relying on the high yield market for capital began issuing high yield debt at a record rate.

The rebound of the high yield market extended into July, then cooled. The dimming outlook for additional near-term U.S. stimulus, renewed pandemic-driven shutdowns, trepidation regarding the then-approaching U.S. election, and elevated U.S. jobless claims pointed to a slower and more protracted global economic recovery than previously hoped.

For the period as a whole, the ICE BofA U.S. High Yield Index returned 2.54%; and the Bloomberg Barclays U.S. Aggregate Bond Index returned 6.19%.

High yield issuance during the period totaled $485.4 billion. The trailing 12-month par-weighted default rate, which began the period at 2.54%, ended at 6.34%.

Fund Performance

For the 12-month period ended October 31, 2020, Eaton Vance Short Duration High Income Fund (the Fund) returned 0.15% for Class A shares at net asset value (NAV), underperforming its benchmark, the ICE BofA U.S. High Yield Cash Pay BB-B 1–3 Year Index (the Index), which returned 0.41%.

The Fund’s sector allocations relative to the Index during the period detracted from performance. Overweight exposure to the air transportation industry especially weighed on relative returns as air travel was severely curtailed by the COVID-19 pandemic. However, this headwind was more than offset by positive credit selections within the industry. Underweight exposures to the automotive & auto parts, leisure, and cable & satellite TV industries also negatively affected relative returns during the period.

Credit selection was strong during the period. In addition to driving outperformance in the air transportation industry, selections were strong in automotive & auto parts, aerospace, and metals & mining. Meanwhile, credit selections within health care and services detracted from performance relative to the Index during the period.

Allocations and security selections within credit-rating sectors contributed to positive relative performance during the period. Overweight positions in CCC and BBB rated credits were beneficial. Strong security selections within B and CCC rated credits further enhanced returns. However, an underweight exposure to the BB rated sector, and challenging credit selections detracted from performance relative to the Index during the period.

The Fund’s duration positioning hindered relative performance, but security selections by duration sectors benefited performance relative to the Index during the period. Selections were strong in securities with durations of 0-2 years. Selections in securities with durations of 2-5 years detracted from returns during the period.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Short Duration High Income Fund

October 31, 2020

Performance2,3

Portfolio Managers Kelley G. Baccei and Stephen C. Concannon, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Since Inception

Class A at NAV	11/01/2013	02/21/2012	0.15%	3.60%	3.75%
Class A with 2.25% Maximum Sales Charge	—	—	–2.11	3.13	3.48
Class I at NAV	11/01/2013	02/21/2012	0.30	3.84	3.97

ICE BofA U.S. High Yield Cash Pay BB-B 1–3 Year Index	—	—	0.41%	4.58%	4.68%

% Total Annual Operating Expense Ratios[4]				Class A	Class I

Gross				1.20%	0.95%
Net				0.90	0.65

Growth of $10,0003

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment[3]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge

Class I	$250,000	02/21/2012	$350,729	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Short Duration High Income Fund

October 31, 2020

Fund Profile

Credit Quality (% of bonds and loans)5

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Short Duration High Income Fund

October 31, 2020

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

ICE BofA U.S. High Yield Cash Pay BB-B 1-3 Year Index is an unmanaged index of U.S. corporate bonds currently paying a coupon, rated BB1 through B3, and having a maturity less than 3 years. ICE® BofA® indices are not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report and ICE Data Indices, LLC does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. BofA® is a licensed registered trademark of Bank of America Corporation in the United States and other countries. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of Class A and Class I is linked to the performance of Short Duration High Income Portfolio (the Portfolio), the Portfolio the Fund invested in prior to June 15, 2020. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. Performance since inception for an index, if presented, is the performance since the Portfolio’s inception. Performance presented in the Financial Highlights included in the financial statements is not linked.

[4]

Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 2/28/21. Without the reimbursement, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]

Ratings are based on Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”) or Fitch Ratings (“Fitch”), as applicable. For purposes of ratings restrictions, the average of Moody’s, S&P and Fitch is used. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P or Fitch (Baa or higher by Moody’s) are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. Holdings designated as “Not Rated” (if any) are not rated by the national ratings agencies stated above.

Fund profile subject to change due to active management.

Additional Information

S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. S&P Dow Jones Indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® and S&P 500® are registered trademarks of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. ICE BofA U.S. High Yield Index is an unmanaged index of below-investment grade U.S. corporate bonds. Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of domestic investment-grade bonds, including corporate, government and mortgage-backed securities.

Duration is a measure of the expected change in price of a bond — in percentage terms — given a one percent change in interest rates, all else being constant. Securities with lower durations tend to be less sensitive to interest rate changes.

Spread is the difference in yield between non-Treasury and Treasury securities of similar maturities.

Important Notice to Shareholders

On June 12, 2020, the Fund received its pro-rata share of net assets from Short Duration High Income Portfolio, the Portfolio the Fund previously invested in, and the Portfolio was terminated. As of June 15, 2020, the Fund invests its assets directly.

5

Eaton Vance

Short Duration High Income Fund

October 31, 2020

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2020 – October 31, 2020).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/20)	Ending Account Value (10/31/20)	Expenses Paid During Period* (5/1/20 – 10/31/20)		Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,072.50	$4.69	**	0.90%
Class I	$1,000.00	$1,075.00	$3.39	**	0.65%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.60	$4.57	**	0.90%
Class I	$1,000.00	$1,021.90	$3.30	**	0.65%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2020. The Example reflects the expenses of both the Fund and the Portfolio for the period when the Fund’s assets were invested in the Portfolio.

**	Absent an allocation of certain expenses to an affiliate, expenses would be higher.

6

Eaton Vance

Short Duration High Income Fund

October 31, 2020

Portfolio of Investments

Corporate Bonds & Notes — 86.3%
Security		Principal Amount* (000’s omitted)	Value

Aerospace — 3.9%

Bombardier, Inc., 6.00%, 10/15/22(1)		353	$321,451

Bombardier, Inc., 6.125%, 1/15/23(1)		131	113,151

Howmet Aerospace, Inc., 6.875%, 5/1/25		156	173,745

Rolls-Royce PLC, 2.125%, 6/18/21(2)	EUR	150	175,134

Spirit AeroSystems, Inc., 5.50%, 1/15/25(1)		500	509,375

Spirit AeroSystems, Inc., 7.50%, 4/15/25(1)		70	70,736

TransDigm, Inc., 6.50%, 7/15/24		500	500,312

			$1,863,904

Air Transportation — 1.7%

Air Canada, 7.75%, 4/15/21(1)		268	$270,345

American Airlines Group, Inc., 5.00%, 6/1/22(1)		300	197,250

Delta Air Lines, Inc./SkyMiles IP, Ltd., 4.50%, 10/20/25(1)		53	53,834

United Airlines Holdings, Inc., 4.25%, 10/1/22		65	59,186

United Airlines Holdings, Inc., 6.00%, 12/1/20		250	250,906

			$831,521

Automotive & Auto Parts — 7.6%

Clarios Global, L.P., 6.75%, 5/15/25(1)		41	$43,426

Ford Motor Co., 8.50%, 4/21/23		717	792,532

Ford Motor Co., 9.00%, 4/22/25		640	753,622

Ford Motor Credit Co., LLC, 2.77%, (3 mo. USD LIBOR + 2.55%), 1/7/21(3)		200	199,382

Ford Motor Credit Co., LLC, 3.336%, 3/18/21		326	326,408

Ford Motor Credit Co., LLC, 3.37%, 11/17/23		200	198,500

Ford Motor Credit Co., LLC, 3.47%, 4/5/21		236	236,443

Ford Motor Credit Co., LLC, 3.664%, 9/8/24		250	248,306

Ford Motor Credit Co., LLC, 4.25%, 9/20/22		200	203,159

Ford Motor Credit Co., LLC, 5.875%, 8/2/21		284	290,376

General Motors Financial Co., Inc., 0.789%, (3 mo. USD LIBOR + 0.54%), 11/6/20(3)		100	100,002

Navistar International Corp., 9.50%, 5/1/25(1)		52	57,720

Tesla, Inc., 5.30%, 8/15/25(1)		200	207,175

			$3,657,051

Banking & Thrifts — 1.1%

CIT Group, Inc., 5.00%, 8/15/22		500	$529,470

			$529,470

Broadcasting — 2.7%

Netflix, Inc., 5.50%, 2/15/22		500	$525,313

Sirius XM Radio, Inc., 3.875%, 8/1/22(1)		750	756,562

			$1,281,875

Security		Principal Amount* (000’s omitted)	Value

Building Materials — 2.2%

Beacon Roofing Supply, Inc., 4.875%, 11/1/25(1)		150	$147,422

Hillman Group, Inc. (The), 6.375%, 7/15/22(1)		302	299,287

WESCO Distribution, Inc., 5.375%, 12/15/21		500	500,512

WESCO Distribution, Inc., 7.125%, 6/15/25(1)		88	94,937

			$1,042,158

Cable & Satellite TV — 4.5%

CSC Holdings, LLC, 5.25%, 6/1/24		1,000	$1,069,375

DISH DBS Corp., 5.00%, 3/15/23		588	590,940

DISH DBS Corp., 5.875%, 7/15/22		500	515,500

			$2,175,815

Chemicals — 0.7%

Compass Minerals International, Inc., 4.875%, 7/15/24(1)		280	$285,220

Compass Minerals International, Inc., 6.75%, 12/1/27(1)		41	44,543

			$329,763

Consumer Products — 0.5%

Edgewell Personal Care Co., 4.70%, 5/24/22		255	$263,128

			$263,128

Containers — 0.0%(4)

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC, 5.125%, 7/15/23(1)		10	$10,130

			$10,130

Diversified Financial Services — 8.7%

Ally Financial, Inc., 4.625%, 5/19/22		500	$527,717

Cabot Financial Luxembourg S.A., 7.50%, 10/1/23(2)	GBP	500	657,466

DAE Funding, LLC, 5.25%, 11/15/21(1)		705	717,450

Freedom Mortgage Corp., 7.625%, 5/1/26(1)		10	9,938

Freedom Mortgage Corp., 8.125%, 11/15/24(1)		255	257,709

Icahn Enterprises, L.P./Icahn Enterprises Finance Corp., 6.25%, 2/1/22		750	753,544

Navient Corp., 6.50%, 6/15/22		500	511,250

OneMain Finance Corp., 5.625%, 3/15/23		550	574,406

PRA Group, Inc., 7.375%, 9/1/25(1)		106	111,393

United Shore Financial Services, LLC, 5.50%, 11/15/25(1)(5)		48	48,646

			$4,169,519

Diversified Media — 0.7%

Nielsen Finance, LLC/Nielsen Finance Co., 5.00%, 4/15/22(1)		269	$269,404

Outfront Media Capital, LLC/Outfront Media Capital Corp., 6.25%, 6/15/25(1)		70	71,575

			$340,979

7	See Notes to Financial Statements.

Eaton Vance

Short Duration High Income Fund

October 31, 2020

Portfolio of Investments — continued

Security	Principal Amount* (000’s omitted)	Value

Energy — 15.5%

AmeriGas Partners, L.P./AmeriGas Finance Corp., 5.625%, 5/20/24	250	$266,250

Apache Corp., 4.625%, 11/15/25	50	47,562

Cenovus Energy, Inc., 3.80%, 9/15/23	175	177,835

Continental Resources, Inc., 3.80%, 6/1/24	300	279,937

Continental Resources, Inc., 4.50%, 4/15/23	260	249,457

Crestwood Midstream Partners, L.P./Crestwood Midstream Finance Corp., 6.25%, 4/1/23	110	106,830

CVR Energy, Inc., 5.25%, 2/15/25(1)	300	219,187

DCP Midstream Operating, L.P., 3.875%, 3/15/23	300	299,250

Endeavor Energy Resources, L.P./EER Finance, Inc., 6.625%, 7/15/25(1)	61	63,383

EQM Midstream Partners, L.P., 6.00%, 7/1/25(1)	60	61,575

Great Western Petroleum, LLC/Great Western Finance Corp., 9.00%, 9/30/21(1)	950	532,000

Laredo Petroleum, Inc., 9.50%, 1/15/25	37	17,314

Newfield Exploration Co., 5.625%, 7/1/24	18	17,428

Newfield Exploration Co., 5.75%, 1/30/22	800	805,882

NGPL PipeCo, LLC, 4.375%, 8/15/22(1)	25	25,945

Occidental Petroleum Corp., 2.70%, 8/15/22	26	24,083

Occidental Petroleum Corp., 2.70%, 2/15/23	1,118	1,002,706

Occidental Petroleum Corp., 2.90%, 8/15/24	774	645,516

Occidental Petroleum Corp., 3.125%, 2/15/22	2	1,905

Occidental Petroleum Corp., 3.45%, 7/15/24	21	17,063

Occidental Petroleum Corp., 5.875%, 9/1/25	750	661,125

Precision Drilling Corp., 5.25%, 11/15/24	6	3,904

Precision Drilling Corp., 7.75%, 12/15/23	12	8,918

Seven Generations Energy, Ltd., 6.875%, 6/30/23(1)	380	381,385

Sunoco, L.P./Sunoco Finance Corp., 4.875%, 1/15/23	65	65,724

Tervita Corp., 7.625%, 12/1/21(1)	923	888,387

Transocean Guardian, Ltd., 5.875%, 1/15/24(1)	59	35,832

Transocean, Inc., 11.50%, 1/30/27(1)	176	58,516

Western Midstream Operating, L.P., 4.00%, 7/1/22	500	500,937

		$7,465,836

Entertainment & Film — 0.1%

AMC Entertainment Holdings, Inc., 10.50%, 4/15/25(1)	114	$61,703

		$61,703

Environmental — 0.1%

GFL Environmental, Inc., 3.75%, 8/1/25(1)	62	$62,116

		$62,116

Security		Principal Amount* (000’s omitted)	Value

Food & Drug Retail — 3.8%

Albertsons Cos., Inc./Safeway, Inc./New Albertsons, L.P./Albertsons, LLC, 3.50%, 2/15/23(1)		500	$508,625

Albertsons Cos., Inc./Safeway, Inc./New Albertsons, L.P./Albertsons, LLC, 7.50%, 3/15/26(1)		300	332,962

Fresh Market, Inc. (The), 9.75%, 5/1/23(1)		45	43,144

Ingles Markets, Inc., 5.75%, 6/15/23		149	150,582

Safeway, Inc., 4.75%, 12/1/21		759	774,085

			$1,809,398

Food, Beverage & Tobacco — 0.3%

Herbalife Nutrition, Ltd./HLF Financing, Inc., 7.875%, 9/1/25(1)		103	$109,340

Performance Food Group, Inc., 6.875%, 5/1/25(1)		52	55,217

			$164,557

Gaming — 1.9%

Caesars Entertainment, Inc., 6.25%, 7/1/25(1)		212	$217,936

MGM Resorts International, 6.00%, 3/15/23		500	519,375

Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp., 4.25%, 5/30/23(1)		160	152,900

			$890,211

Healthcare — 5.1%

Bausch Health Cos., Inc., 5.50%, 3/1/23(1)		78	$78,049

Bausch Health Cos., Inc., 9.00%, 12/15/25(1)		505	553,076

CHS/Community Health Systems, Inc., 6.25%, 3/31/23		12	11,910

HCA, Inc., 5.875%, 5/1/23		400	434,582

Jaguar Holding Co. II/PPD Development, L.P., 4.625%, 6/15/25(1)		101	104,497

Legacy LifePoint Health, LLC, 6.75%, 4/15/25(1)		71	75,260

Prime Healthcare Services, Inc., 7.25%, 11/1/25(1)		48	48,434

Providence Service Corp. (The), 5.875%, 11/15/25(1)(5)		76	77,472

Tenet Healthcare Corp., 6.75%, 6/15/23		763	805,377

Teva Pharmaceutical Finance Co., B.V., 3.65%, 11/10/21		290	287,825

			$2,476,482

Homebuilders & Real Estate — 5.3%

Consus Real Estate AG, 9.625%, 5/15/24(2)	EUR	800	$994,611

Ellaktor Value PLC, 6.375%, 12/15/24(2)	EUR	311	312,946

Greystar Real Estate Partners, LLC, 5.75%, 12/1/25(1)		30	30,525

SBA Communications Corp., 4.00%, 10/1/22		75	75,797

Service Properties Trust, 4.50%, 6/15/23		300	289,313

Service Properties Trust, 5.00%, 8/15/22		82	81,180

8	See Notes to Financial Statements.

Eaton Vance

Short Duration High Income Fund

October 31, 2020

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Homebuilders & Real Estate (continued)

Starwood Property Trust, Inc., 3.625%, 2/1/21		250	$250,150

Vivion Investments S.a.r.l., 3.00%, 8/8/24(2)	EUR	500	518,182

			$2,552,704

Insurance — 1.1%

AmWINS Group, Inc., 7.75%, 7/1/26(1)		257	$275,262

AssuredPartners, Inc., 7.00%, 8/15/25(1)		250	255,779

			$531,041

Leisure — 0.8%

Carnival Corp., 11.50%, 4/1/23(1)		50	$55,323

NCL Corp, Ltd., 3.625%, 12/15/24(1)		47	32,998

Powdr Corp., 6.00%, 8/1/25(1)		85	86,024

Viking Cruises, Ltd., 6.25%, 5/15/25(1)		250	195,911

			$370,256

Metals & Mining — 0.6%

Cleveland-Cliffs, Inc., 9.875%, 10/17/25(1)		42	$48,090

New Gold, Inc., 6.375%, 5/15/25(1)		240	247,650

			$295,740

Paper — 0.3%

Clearwater Paper Corp., 5.375%, 2/1/25(1)		150	$158,156

			$158,156

Restaurant — 0.7%

1011778 B.C. Unlimited Liability Company/New Red Finance, Inc., 4.25%, 5/15/24(1)		258	$263,547

Dave & Buster’s, Inc., 7.625%, 11/1/25(1)		96	94,440

			$357,987

Services — 0.7%

ADT Security Corp. (The), 3.50%, 7/15/22		250	$254,839

Avis Budget Car Rental, LLC/Avis Budget Finance, Inc., 5.25%, 3/15/25(1)		60	56,662

Avis Budget Car Rental, LLC/Avis Budget Finance, Inc., 6.375%, 4/1/24(1)		20	19,513

			$331,014

Steel — 1.3%

Allegheny Ludlum, LLC, 6.95%, 12/15/25		100	$100,365

Allegheny Technologies, Inc., 7.875%, 8/15/23		263	266,170

Security		Principal Amount* (000’s omitted)	Value

Steel (continued)

Infrabuild Australia Pty, Ltd., 12.00%, 10/1/24(1)		275	$273,625

			$640,160

Super Retail — 1.6%

Burlington Coat Factory Warehouse Corp., 6.25%, 4/15/25(1)		96	$100,740

L Brands, Inc., 6.875%, 7/1/25(1)		239	256,564

L Brands, Inc., 9.375%, 7/1/25(1)		27	31,354

Macy’s Retail Holdings, LLC, 3.45%, 1/15/21		270	268,650

Penske Automotive Group, Inc., 3.50%, 9/1/25		90	90,900

William Carter Co. (The), 5.50%, 5/15/25(1)		29	30,504

			$778,712

Technology — 4.5%

Dell International, LLC/EMC Corp., 5.85%, 7/15/25(1)		48	$56,432

Dell International, LLC/EMC Corp., 5.875%, 6/15/21(1)		500	501,830

Dell International, LLC/EMC Corp., 7.125%, 6/15/24(1)		433	449,142

EIG Investors Corp., 10.875%, 2/1/24		825	859,159

j2 Cloud Services, LLC/j2 Cloud Co-Obligor, Inc., 6.00%, 7/15/25(1)		250	261,575

Riverbed Technology, Inc., 8.875%, 3/1/23(1)		35	23,975

			$2,152,113

Telecommunications — 5.8%

Altice Financing S.A., 2.25%, 1/15/25(2)	EUR	157	$170,965

Altice France S.A., 2.50%, 1/15/25(2)	EUR	600	658,173

DKT Finance ApS, 9.375%, 6/17/23(1)		250	255,338

Qwest Corp., 6.75%, 12/1/21		500	525,515

Sprint Communications, Inc., 6.00%, 11/15/22		1,100	1,178,782

			$2,788,773

Transport Excluding Air & Rail — 1.3%

XPO Logistics, Inc., 6.125%, 9/1/23(1)		350	$355,032

XPO Logistics, Inc., 6.50%, 6/15/22(1)		250	251,391

			$606,423

Utility — 1.2%

TerraForm Power Operating, LLC, 4.25%, 1/31/23(1)		550	$560,656

			$560,656

Total Corporate Bonds & Notes (identified cost $42,190,661)			$41,549,351

9	See Notes to Financial Statements.

Eaton Vance

Short Duration High Income Fund

October 31, 2020

Portfolio of Investments — continued

Senior Floating-Rate Loans — 10.5%(6)
Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Containers — 1.5%

Reynolds Group Holdings, Inc., Term Loan, 2.90%, (1 mo. USD LIBOR + 2.75%), Maturing 2/5/23	$761	$747,778

		$747,778

Diversified Media — 0.1%

Nielsen Finance, LLC, Term Loan, 4.75%, (1 mo. USD LIBOR + 3.75%, Floor 1.00%), Maturing 6/4/25	$36	$35,820

		$35,820

Food, Beverage & Tobacco — 1.3%

BellRing Brands, LLC, Term Loan, 6.00%, (1 mo. USD LIBOR + 5.00%, Floor 1.00%), Maturing 10/21/24	$48	$47,867

US Foods, Inc., Term Loan, 1.90%, (1 mo. USD LIBOR + 1.75%), Maturing 6/27/23	588	564,950

		$612,817

Gaming — 2.7%

CCM Merger, Inc., Term Loan, 4.50%, (USD Prime + 1.25%), Maturing 8/8/21	$838	$834,671

Playtika Holding Corp., Term Loan, 7.00%, (6 mo. USD LIBOR + 6.00%, Floor 1.00%), Maturing 12/10/24	372	373,503

Spectacle Gary Holdings, LLC, Term Loan, 11.00%, Maturing 12/23/25(7)	6	5,509

Spectacle Gary Holdings, LLC, Term Loan, 11.00%, (3 mo. USD LIBOR + 9.00%, Floor 2.00%), Maturing 12/23/25	80	76,030

		$1,289,713

Healthcare — 0.7%

MPH Acquisition Holdings, LLC, Term Loan, 3.75%, (3 mo. USD LIBOR + 2.75%, Floor 1.00%), Maturing 6/7/23	$216	$213,530

RegionalCare Hospital Partners Holdings, Inc., Term Loan, 3.90%, (1 mo. USD LIBOR + 3.75%), Maturing 11/16/25	111	107,726

		$321,256

Insurance — 1.8%

Asurion, LLC, Term Loan - Second Lien, 6.65%, (1 mo. USD LIBOR + 6.50%), Maturing 8/4/25	$892	$894,841

		$894,841

Super Retail — 1.6%

PetSmart, Inc., Term Loan, 4.50%, (6 mo. USD LIBOR + 3.50%, Floor 1.00%), Maturing 3/11/22	$763	$758,018

		$758,018

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Technology — 0.8%

EIG Investors Corp., Term Loan, 4.75%, (3 mo. USD LIBOR + 3.75%, Floor 1.00%), Maturing 2/9/23	$401	$398,556

		$398,556

Total Senior Floating-Rate Loans (identified cost $5,086,544)		$5,058,799

Convertible Bonds — 0.5%
Security	Principal Amount (000’s omitted)	Value

Air Transportation — 0.5%

Air Transport Services Group, Inc., 1.125%, 10/15/24	$194	$215,735

		$215,735

Entertainment & Film — 0.0%(4)

Cinemark Holdings, Inc., 4.50%, 8/15/25(1)	$20	$17,363

		$17,363

Total Convertible Bonds (identified cost $194,947)		$233,098

Commercial Mortgage-Backed Securities — 1.3%
Security	Principal Amount (000’s omitted)	Value

BAMLL Commercial Mortgage Securities Trust

Series 2019-BPR, Class ENM, 3.843%, 11/5/32(1)(8)	$795	$601,111

Total Commercial Mortgage-Backed Securities (identified cost $751,568)		$601,111

Common Stocks — 0.0%(4)
Security	Shares	Value

Diversified Media — 0.0%(4)

Clear Channel Outdoor Holdings, Inc.(9)(10)	1,520	$1,359

Total Common Stocks (identified cost $3,866)		$1,359

10	See Notes to Financial Statements.

Eaton Vance

Short Duration High Income Fund

October 31, 2020

Portfolio of Investments — continued

Convertible Preferred Stocks — 0.2%
Security	Shares	Value

Healthcare — 0.2%

Becton Dickinson and Co., Series B, 6.00%	2,000	$104,160

Total Convertible Preferred Stocks (identified cost $101,427)		$104,160

Short-Term Investments — 1.0%
Description	Units	Value

Eaton Vance Cash Reserves Fund, LLC, 0.12%(11)	495,143	$495,143

Total Short-Term Investments (identified cost $495,143)		$495,143

Total Investments — 99.8% (identified cost $48,824,156)		$48,043,021

Less Unfunded Loan Commitments — (0.0)%(4)		$(5,811)

Net Investments — 99.8% (identified cost $48,818,345)		$48,037,210

Other Assets, Less Liabilities — 0.2%		$84,612

Net Assets — 100.0%		$48,121,822

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

*	In U.S. dollars unless otherwise indicated.

(1)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At October 31, 2020, the aggregate value of these securities is $15,562,132 or 32.3% of the Fund’s net assets.

(2)

Security exempt from registration under Regulation S of the Securities Act of 1933, as amended, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, as amended. At October 31, 2020, the aggregate value of these securities is $3,487,477 or 7.2% of the Fund’s net assets.

(3)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2020.

(4)	Amount is less than 0.05% or (0.05)%, as applicable.

(5)	When-issued security.

(6)

Senior floating-rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will typically have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are redetermined periodically by reference to a base lending rate, plus a spread. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”). Base lending rates may be subject to a floor, or minimum rate. Senior Loans are generally subject to contractual restrictions that must be satisfied before they can be bought or sold.

(7)

Unfunded or partially unfunded loan commitments. The stated interest rate reflects the weighted average of the reference rate and spread for the funded portion, if any, and the commitment fees on the portion of the loan that is unfunded. At October 31, 2020, the total value of unfunded loan commitments is $5,509. See Note 1G for description.

(8)	Weighted average fixed-rate coupon that changes/updates monthly. Rate shown is the rate at October 31, 2020.

(9)	Non-income producing security.

(10)	Security was acquired in connection with a restructuring of a Senior Loan and may be subject to restrictions on resale.

(11)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2020.

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

USD	331,336	GBP	255,073	Bank of America, N.A.	1/29/21	$677	$—

USD	331,346	GBP	255,081	Bank of America, N.A.	1/29/21	677	—

USD	1,464,592	EUR	1,244,175	Citibank, N.A.	1/29/21	12,498	—

USD	1,465,602	EUR	1,245,000	Bank of America, N.A.	1/29/21	12,545	—

						$26,397	$—

11	See Notes to Financial Statements.

Eaton Vance

Short Duration High Income Fund

October 31, 2020

Portfolio of Investments — continued

Abbreviations:

LIBOR	–	London Interbank Offered Rate

Currency Abbreviations:

EUR	–	Euro

GBP	–	British Pound Sterling

USD	–	United States Dollar

12	See Notes to Financial Statements.

Eaton Vance

Short Duration High Income Fund

October 31, 2020

Statement of Assets and Liabilities

Assets	October 31, 2020

Unaffiliated investments, at value (identified cost, $48,323,202)	$47,542,067

Affiliated investment, at value (identified cost, $495,143)	495,143

Cash	45,566

Foreign currency, at value (identified cost, $1,165)	1,165

Interest receivable	699,693

Dividends receivable from affiliated investment	193

Receivable for investments sold	530,480

Receivable for Fund shares sold	25,155

Receivable for open forward foreign currency exchange contracts	26,397

Receivable from affiliate	5,191

Total assets	$49,371,050

Liabilities

Payable for investments purchased	$932,500

Payable for when-issued securities	125,007

Payable for Fund shares redeemed	81,478

Distributions payable	4,435

Payable to affiliates:

Investment adviser and administration fee	23,143

Distribution and service fees	1,404

Trustees’ fees	273

Accrued expenses	80,988

Total liabilities	$1,249,228

Net Assets	$48,121,822

Sources of Net Assets

Paid-in capital	$51,188,525

Accumulated loss	(3,066,703)

Total	$48,121,822

Class A Shares

Net Assets	$6,537,129

Shares Outstanding	716,955

Net Asset Value and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$9.12

Maximum Offering Price Per Share

(100 ÷ 97.75 of net asset value per share)	$9.33

Class I Shares

Net Assets	$41,584,693

Shares Outstanding	4,557,011

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$9.13

On sales of $100,000 or more, the offering price of Class A shares is reduced.

13	See Notes to Financial Statements.

Eaton Vance

Short Duration High Income Fund

October 31, 2020

Statement of Operations

Investment Income	Year Ended October 31, 2020

Interest and other income	$1,049,305

Interest and other income allocated from Portfolio	1,704,056

Dividends	1,584

Dividends from affiliated investment allocated from Portfolio	20,569

Dividends from affiliated investment	1,034

Expenses allocated from Portfolio	(220,920)

Total investment income	$2,555,628

Expenses

Investment adviser and administration fee	$105,662

Distribution and service fees

Class A	17,106

Trustees’ fees and expenses	2,086

Custodian fee	25,554

Transfer and dividend disbursing agent fees	27,850

Legal and accounting services	64,984

Printing and postage	20,230

Registration fees	35,324

Miscellaneous	11,486

Total expenses	$310,282

Deduct —

Allocation of expenses to affiliate	$165,572

Total expense reductions	$165,572

Net expenses	$144,710

Net investment income	$2,410,918

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —

Investment transactions	$343,138

Investment transactions allocated from Portfolio, including $(332) from affiliated investment	(1,759,884)

Investment transactions — affiliated investment	(83)

Foreign currency transactions	(1,939)

Foreign currency transactions allocated from Portfolio	8

Forward foreign currency exchange contracts	(188,534)

Forward foreign currency exchange contracts allocated from Portfolio	80,430

Net realized loss	$(1,526,864)

Change in unrealized appreciation (depreciation) —

Investments	$294,526

Investments allocated from Portfolio	(1,392,358)

Foreign currency	(747)

Foreign currency allocated from Portfolio	783

Forward foreign currency exchange contracts	109,053

Forward foreign currency exchange contracts allocated from Portfolio	(81,080)

Net change in unrealized appreciation (depreciation)	$(1,069,823)

Net realized and unrealized loss	$(2,596,687)

Net decrease in net assets from operations	$(185,769)

14	See Notes to Financial Statements.

Eaton Vance

Short Duration High Income Fund

October 31, 2020

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2020	2019

From operations —

Net investment income	$2,410,918	$2,349,312

Net realized loss	(1,526,864)	(200,711)

Net change in unrealized appreciation (depreciation)	(1,069,823)	565,173

Net increase (decrease) in net assets from operations	$(185,769)	$2,713,774

Distributions to shareholders —

Class A	$(308,185)	$(245,301)

Class I	(2,217,583)	(2,099,760)

Total distributions to shareholders	$(2,525,768)	$(2,345,061)

Tax return of capital to shareholders —

Class A	$(9,517)	$—

Class I	(68,284)	—

Total tax return of capital to shareholders	$(77,801)	$—

Transactions in shares of beneficial interest —

Proceeds from sale of shares

Class A	$2,203,657	$2,775,418

Class I	10,926,778	26,030,952

Net asset value of shares issued to shareholders in payment of distributions declared

Class A	311,817	240,142

Class I	2,236,985	2,038,493

Cost of shares redeemed

Class A	(2,482,325)	(865,903)

Class I	(18,979,407)	(19,332,100)

Net increase (decrease) in net assets from Fund share transactions	$(5,782,495)	$10,887,002

Net increase (decrease) in net assets	$(8,571,833)	$11,255,715

Net Assets

At beginning of year	$56,693,655	$45,437,940

At end of year	$48,121,822	$56,693,655

15	See Notes to Financial Statements.

Eaton Vance

Short Duration High Income Fund

October 31, 2020

Financial Highlights

	Class A

	Year Ended October 31,
	2020		2019	2018		2017	2016

Net asset value — Beginning of year	$9.540		$9.470	$9.820		$9.710	$9.550

Income (Loss) From Operations

Net investment income(1)	$0.394		$0.432	$0.439		$0.446	$0.388

Net realized and unrealized gain (loss)	(0.387)		0.070	(0.350)		0.110	0.158

Total income from operations	$0.007		$0.502	$0.089		$0.556	$0.546

Less Distributions

From net investment income	$(0.414)		$(0.432)	$(0.439)		$(0.446)	$(0.386)

Tax return of capital	(0.013)		—	—		—	—

Total distributions	$(0.427)		$(0.432)	$(0.439)		$(0.446)	$(0.386)

Net asset value — End of year	$9.120		$9.540	$9.470		$9.820	$9.710

Total Return(2)(3)	0.15%		5.41%	0.93%		5.83%	5.87%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$6,537		$6,914	$4,726		$4,424	$4,239

Ratios (as a percentage of average daily net assets):(4)

Expenses(3)	0.90%		0.90%	0.91	%(5)	0.92%	1.05%

Net investment income	4.29%		4.54%	4.55%		4.55%	4.06%

Portfolio Turnover of the Portfolio(6)	50%		63%	52%		69%	67%

Portfolio Turnover of the Fund	34	%(7)	—	—		—	—

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

The investment adviser and administrator of the Fund and/or the investment adviser of the Portfolio reimbursed certain operating expenses (equal to 0.31%, 0.39%, 0.38%, 0.38% and 0.31% of average daily net assets for the years ended October 31, 2020, 2019, 2018, 2017 and 2016, respectively). Absent this reimbursement, total return would be lower.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.

(5)	Includes interest expense of 0.01% of average daily net assets for the year ended October 31, 2018.

(6)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.

(7)	For the period from June 15, 2020 through October 31, 2020 when the Fund was making investments directly in securities.

16	See Notes to Financial Statements.

Eaton Vance

Short Duration High Income Fund

October 31, 2020

Financial Highlights — continued

	Class I

	Year Ended October 31,
	2020		2019	2018		2017	2016

Net asset value — Beginning of year	$9.560		$9.490	$9.840		$9.730	$9.570

Income (Loss) From Operations

Net investment income(1)	$0.417		$0.457	$0.462		$0.473	$0.414

Net realized and unrealized gain (loss)	(0.396)		0.069	(0.348)		0.109	0.157

Total income from operations	$0.021		$0.526	$0.114		$0.582	$0.571

Less Distributions

From net investment income	$(0.437)		$(0.456)	$(0.464)		$(0.472)	$(0.411)

Tax return of capital	(0.014)		—	—		—	—

Total distributions	$(0.451)		$(0.456)	$(0.464)		$(0.472)	$(0.411)

Net asset value — End of year	$9.130		$9.560	$9.490		$9.840	$9.730

Total Return(2)(3)	0.30%		5.67%	1.19%		6.10%	6.13%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$41,585		$49,780	$40,712		$40,466	$34,461

Ratios (as a percentage of average daily net assets):(4)

Expenses(3)	0.65%		0.65%	0.66	%(5)	0.67%	0.80%

Net investment income	4.53%		4.79%	4.79%		4.82%	4.33%

Portfolio Turnover of the Portfolio(6)	50%		63%	52%		69%	67%

Portfolio Turnover of the Fund	34	%(7)	—	—		—	—

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)

The investment adviser and administrator of the Fund and/or the investment adviser of the Portfolio reimbursed certain operating expenses (equal to 0.31%, 0.39%, 0.38%, 0.38% and 0.31% of average daily net assets for the years ended October 31, 2020, 2019, 2018, 2017 and 2016, respectively). Absent this reimbursement, total return would be lower.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.

(5)	Includes interest expense of 0.01% of average daily net assets for the year ended October 31, 2018.

(6)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.

(7)	For the period from June 15, 2020 through October 31, 2020 when the Fund was making investments directly in securities.

17	See Notes to Financial Statements.

Eaton Vance

Short Duration High Income Fund

October 31, 2020

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Short Duration High Income Fund (the Fund) is a non-diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is total return. Prior to the close of business on June 12, 2020, the Fund invested all of its investable assets in interests in Short Duration High Income Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. As of the close of business on June 12, 2020, the Fund received its pro-rata share of net assets from the Portfolio as part of the termination of the Portfolio. As of June 15, 2020, the next business day, the Fund invests its assets directly. The Fund offers two classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Effective December 2, 2019, Class A shares may be subject to a 1% contingent deferred sales charge if redeemed within 18 months of purchase (depending on the circumstances of purchase). Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Fund based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Fund. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Fund. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that uses various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events.

Derivatives. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average ask prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service.

18

Eaton Vance

Short Duration High Income Fund

October 31, 2020

Notes to Financial Statements — continued

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads.

Affiliated Fund. The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Prior to the close of business on June 12, 2020, the net investment income or loss consisted of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of October 31, 2020, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Unfunded Loan Commitments — The Fund may enter into certain loan agreements all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments are disclosed in the accompanying Portfolio of Investments. At October 31, 2020, the Fund had sufficient cash and/or securities to cover these commitments.

H  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

I  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

J  Forward Foreign Currency Exchange Contracts — The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the

19

Eaton Vance

Short Duration High Income Fund

October 31, 2020

Notes to Financial Statements — continued

underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

K  When-Issued Securities and Delayed Delivery Transactions — The Fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Fund maintains cash and/or security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

2  Distributions to Shareholders and Income Tax Information

The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are generally paid monthly. Distributions of realized capital gains are made at least annually. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2020 and October 31, 2019 was as follows:

	Year Ended October 31,
	2020	2019

Ordinary income	$2,525,768	$2,345,061

Tax return of capital	$77,801	$—

During the year ended October 31, 2020, accumulated loss was decreased by $289,495 and paid-in capital was decreased by $289,495 due to differences between book and tax accounting for the Fund’s investment in the Portfolio. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2020, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Deferred capital losses	$(2,240,155)

Net unrealized depreciation	$(822,113)

Distributions payable	$(4,435)

At October 31, 2020, the Fund, for federal income tax purposes, had deferred capital losses of $2,240,155 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at October 31, 2020, $1,371,961 are short-term and $868,194 are long-term.

The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Fund at October 31, 2020, as determined on a federal income tax basis, were as follows:

Aggregate cost	$48,859,494

Gross unrealized appreciation	$774,988

Gross unrealized depreciation	(1,597,272)

Net unrealized depreciation	$(822,284)

20

Eaton Vance

Short Duration High Income Fund

October 31, 2020

Notes to Financial Statements — continued

3  Investment Adviser and Administration Fee and Other Transactions with Affiliates

The investment adviser and administration fee is earned by EVM, a wholly-owned subsidiary of Eaton Vance Corp., as compensation for investment advisory and administrative services rendered to the Fund. Pursuant to the investment advisory and administrative agreement and subsequent fee reduction agreement between the Fund and EVM, the fee is computed at an annual rate of 0.55% of the Fund’s average daily net assets that are not invested in other investment companies for which EVM or its affiliates serve as investment adviser or administrator (“Investable Assets”) up to $1 billion and is payable monthly. On Investable Assets of $1 billion and over, the annual fee is reduced. The fee reduction cannot be terminated or reduced without the approval of a majority vote of the Trustees of the Fund who are not interested persons of EVM or the Fund and by the vote of a majority of shareholders. Prior to the close of business on June 12, 2020, when the Fund’s assets were invested in the Portfolio, the Fund was allocated its share of the Portfolio’s investment adviser fee. The Portfolio paid advisory fees to Boston Management and Research (BMR), a subsidiary of EVM and an indirect subsidiary of Eaton Vance Corp., on the same fee schedule as that of the Fund as described above. For the year ended October 31, 2020, the Fund’s allocated portion of the investment adviser fee paid by the Portfolio amounted to $189,344 and the investment adviser and administration fee paid by the Fund amounted to $105,662. For the year ended October 31, 2020, the Fund’s investment adviser and administration fee, including the investment adviser fee allocated from the Portfolio, was 0.55% of the Fund’s average daily net assets. The Fund invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

EVM has agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding such expenses as borrowing costs, taxes or litigation expenses) exceed 0.90% and 0.65% of the Fund’s average daily net assets for Class A and Class I, respectively. This agreement may be changed or terminated after February 28, 2021. Pursuant to this agreement, EVM was allocated $165,572 of the Fund’s operating expenses for the year ended October 31, 2020.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2020, EVM earned $1,944 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $117 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2020. EVD also received distribution and service fees from Class A shares (see Note 4).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2020, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of the above organizations.

4  Distribution Plan

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2020 amounted to $17,106 for Class A shares.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

5  Purchases and Sales of Investments

Purchases and sales of investments by the Portfolio, other than short-term obligations and investments transferred to the Fund and including maturities, paydowns and principal repayments on Senior Loans, for the period from November 1, 2019 through June 12, 2020 aggregated $26,825,490 and $26,511,082, respectively. Purchases and sales of investments by the Fund, other than short-term obligations and investments transferred from the Portfolio and including maturities, paydowns and principal repayments on Senior Loans, for the period from June 15, 2020 through October 31, 2020 aggregated $16,208,315 and $20,751,161, respectively.

Increases and decreases in the Fund’s investment in the Portfolio for the period from November 1, 2019 through June 12, 2020 were $9,806,580 and $62,981,483, respectively. Included in decreases is $52,997,815, representing the Fund’s interest in the Portfolio as of the close of business on June 12, 2020, which was exchanged for the Fund’s pro-rata share of net assets of the Portfolio on that date having the same fair value. The Fund’s cost of its investment in the Portfolio on such date of $54,155,214 was carried forward to the net assets acquired from the Portfolio and no gain or loss was recognized on the exchange.

21

Eaton Vance

Short Duration High Income Fund

October 31, 2020

Notes to Financial Statements — continued

6  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2020	2019

Sales	233,594	291,425

Issued to shareholders electing to receive payments of distributions in Fund shares	33,991	25,259

Redemptions	(275,130)	(91,203)

Net increase (decrease)	(7,545)	225,481

	Year Ended October 31,
Class I	2020	2019

Sales	1,202,757	2,739,378

Issued to shareholders electing to receive payments of distributions in Fund shares	243,841	214,026

Redemptions	(2,098,496)	(2,036,670)

Net increase (decrease)	(651,898)	916,734

7  Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 2020 is included in the Portfolio of Investments. At October 31, 2020, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

The Fund is subject to foreign exchange risk in the normal course of pursuing its investment objective. Because the Fund holds foreign currency denominated investments, the value of these investments and related receivables and payables may change due to future changes in foreign currency exchange rates. To hedge against this risk, the Fund enters into forward foreign currency exchange contracts.

The Fund enters into forward foreign currency exchange contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Fund’s net assets below a certain level over a certain period of time, which would trigger a payment by the Fund for those derivatives in a liability position. At October 31, 2020, the Fund had no open derivatives with credit-related contingent features in a net liability position.

The over-the-counter (OTC) derivatives in which the Fund invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Fund of any net liability owed to it.

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to

22

Eaton Vance

Short Duration High Income Fund

October 31, 2020

Notes to Financial Statements — continued

a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as deposits for derivatives collateral and, in the case of cash pledged by a counterparty for the benefit of the Fund, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Fund as collateral, if any, are identified as such in the Portfolio of Investments.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is foreign exchange risk at October 31, 2020 was as follows:

	Fair Value
Derivative	Asset Derivative		Liability Derivative

Forward foreign currency exchange contracts	$26,397	(1)	$—

Total Derivatives subject to master netting or similar agreements	$26,397		$—

(1)	Statement of Assets and Liabilities location: Receivable for open forward foreign currency exchange contracts.

The Fund’s derivative assets at fair value by type, which are reported gross in the Statement of Assets and Liabilities, are presented in the table above. The following table presents the Fund’s derivative assets by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Fund for such assets as of October 31, 2020.

Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)

Citibank, N.A.	$12,498	$—	$—	$—	$12,498

Bank of America, N.A.	13,899	—	—	—	13,899

	$26,397	$—	$—	$—	$26,397

(a)	In some instances, the total collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b)	Net amount represents the net amount due from the counterparty in the event of default.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is foreign exchange risk for the year ended October 31, 2020 was as follows:

Derivative	Realized Gain (Loss) on Derivatives Recognized in Income(1)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income(2)

Forward foreign currency exchange contracts	$(108,104)	$27,973

(1)	Statement of Operations location: Net realized gain (loss) – Forward foreign currency exchange contracts and Forward foreign currency exchange contracts allocated from Portfolio.

(2)

Statement of Operations location: Change in unrealized appreciation (depreciation) – Forward foreign currency exchange contracts and Forward foreign currency exchange contracts allocated from Portfolio.

The average notional amount of forward foreign currency exchange contracts (based on the absolute value of notional amounts of currency purchased and currency sold) outstanding during the year ended October 31, 2020, including forward foreign currency exchange contracts entered into by both the Fund and the Portfolio during the period the Fund was investing in the Portfolio, which is indicative of the volume of this derivative type, was approximately $3,018,000.

8  Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in an $800 million unsecured line of credit agreement with a group of banks, which is in effect through October 26, 2021. Borrowings are made by the Fund solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate.

23

Eaton Vance

Short Duration High Income Fund

October 31, 2020

Notes to Financial Statements — continued

In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2020, an upfront fee and arrangement fee totaling $950,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the year ended October 31, 2020.

9  Investments in Affiliated Funds

At October 31, 2020, the value of the Fund’s investment in affiliated funds was $495,143, which represents 1.0% of the Fund’s net assets. Transactions in affiliated funds by the Portfolio for the period from November 1, 2019 through June 12, 2020 and by the Fund for the period from June 15, 2020 through October 31, 2020, were as follows:

Name of affiliated fund	Value, beginning of period	Purchases(1)	Sales proceeds(1)	Net realized gain (loss)(1)	Change in unrealized appreciation (depreciation)(1)	Value, end of period	Dividend income(1)	Units, end of period

Short-Term Investments

Eaton Vance Cash Reserves Fund, LLC	$996,088	$43,594,886	$(44,095,416)	$(415)	$—	$495,143	$21,603	495,143

(1)	Includes amounts for transactions at both the Fund and allocated from the Portfolio for the period while the Fund was investing in the Portfolio.

10  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2020, the hierarchy of inputs used in valuing the Fund’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Corporate Bonds & Notes	$—	$41,549,351	$—	$41,549,351

Senior Floating-Rate Loans (Less Unfunded Loan Commitments)	—	5,052,988	—	5,052,988

Convertible Bonds	—	233,098	—	233,098

Commercial Mortgage-Backed Securities	—	601,111	—	601,111

Common Stocks	1,359	—	—	1,359

Convertible Preferred Stocks	104,160	—	—	104,160

Short-Term Investments	—	495,143	—	495,143

Total Investments	$105,519	$47,931,691	$—	$48,037,210

Forward Foreign Currency Exchange Contracts	$—	$26,397	$—	$26,397

Total	$105,519	$47,958,088	$—	$48,063,607

24

Eaton Vance

Short Duration High Income Fund

October 31, 2020

Notes to Financial Statements — continued

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2020 is not presented.

11  Risks and Uncertainties

Credit Risk

The Fund primarily invests in lower rated and comparable quality unrated high yield securities. These investments have different risks than investments in debt securities rated investment grade. Risk of loss upon default by the borrower is significantly greater with respect to such debt than with other debt securities because these securities are generally unsecured and are more sensitive to adverse economic conditions, such as recession or increasing interest rates, than are investment grade issuers.

Pandemic Risk

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in December 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, the economies of individual countries, individual companies, and the market in general, and may continue to do so in significant and unforeseen ways, as may other epidemics and pandemics that may arise in the future. Any such impact could adversely affect the Fund’s performance, or the performance of the securities in which the Fund invests.

12  Additional Information

On October 8, 2020, Morgan Stanley and Eaton Vance Corp. (“Eaton Vance”) announced that they had entered into a definitive agreement under which Morgan Stanley would acquire Eaton Vance. Under the Investment Company Act of 1940, as amended, consummation of this transaction may be deemed to result in the automatic termination of an Eaton Vance Fund’s investment advisory agreement, and, where applicable, any related sub-advisory agreement. On November 24, 2020, the Fund’s Board approved a new investment advisory and administrative agreement. The new investment advisory and administrative agreement will be presented to Fund shareholders for approval, and, if approved, would take effect upon consummation of the transaction. Shareholders of record of the Fund at the close of business on December 11, 2020 are entitled to be present and vote at a joint special meeting of shareholders to be held on February 18, 2021 and at any adjournments or postponements thereof.

25

Eaton Vance

Short Duration High Income Fund

October 31, 2020

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Short Duration High Income Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Eaton Vance Short Duration High Income Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust) including the portfolio of investments, as of October 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities and senior loans owned as of October 31, 2020, by correspondence with the custodian, brokers and selling or agent banks; when replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 18, 2020

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

26

Eaton Vance

Short Duration High Income Fund

October 31, 2020

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2021 will show the tax status of all distributions paid to your account in calendar year 2020. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

27

Eaton Vance

Short Duration High Income Fund

October 31, 2020

Liquidity Risk Management Program

The Fund has implemented a written liquidity risk management program (Program) and related procedures to manage its liquidity in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (Liquidity Rule). The Liquidity Rule defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Fund’s Board of Trustees/Directors has designated the investment adviser to serve as the administrator of the Program and the related procedures. The administrator has established a Liquidity Risk Management Oversight Committee (Committee) to perform the functions necessary to administer the Program. As part of the Program, the administrator is responsible for identifying illiquid investments and categorizing the relative liquidity of the Fund’s investments in accordance with the Liquidity Rule. Under the Program, the administrator assesses, manages, and periodically reviews the Fund’s liquidity risk, and is responsible for making certain reports to the Fund’s Board of Trustees/Directors and the Securities and Exchange Commission (SEC) regarding the liquidity of the Fund’s investments, and to notify the Board of Trustees/Directors and the SEC of certain liquidity events specified in the Liquidity Rule. The liquidity of the Fund’s portfolio investments is determined based on a number of factors including, but not limited to, relevant market, trading and investment-specific considerations under the Program.

At a meeting of the Fund’s Board of Trustees/Directors, the Committee provided a written report to the Fund’s Board of Trustees/Directors pertaining to the operation, adequacy, and effectiveness of implementation of the Program, as well as the operation of the highly liquid investment minimum (if applicable) for the period December 1, 2018 through December 31, 2019 (Review Period). The Program operated effectively during the Review Period, supporting the administrator’s ability to assess, manage and monitor Fund liquidity risk, including during periods of market volatility and net redemptions. During the Review Period, the Fund met redemption requests on a timely basis.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

28

Eaton Vance

Short Duration High Income Fund

October 31, 2020

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 143 portfolios (with the exception of Messrs. Faust and Wennerholm and Ms. Frost who oversee 142 portfolios) in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Trust Position(s)	Trustee Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 142 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.

Other Directorships in the Last Five Years. Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Other Directorships in the Last Five Years. None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Other Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Other Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Other Directorships in the Last Five Years. Director of DraftKings, Inc.

(digital sports entertainment and gaming company) (since September 2020). Director of Groupon, Inc. (e-commerce provider) (since April 2020). Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Formerly, Director of Dynex Capital, Inc. (mortgage REIT) (2013-2020).

29

Eaton Vance

Short Duration High Income Fund

October 31, 2020

Management and Organization — continued

Name and Year of Birth	Trust Position(s)	Trustee Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson); 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Other Directorships in the Last Five Years. None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Other Directorships in the Last Five Years. None.

Keith Quinton 1958	Trustee	2018

Private investor, researcher and lecturer. Independent Investment Committee Member at New Hampshire Retirement System (since 2017). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Other Directorships in the Last Five Years. Director (since 2016) and Chairman (since 2019) of New Hampshire Municipal Bond Bank.

Marcus L. Smith 1966	Trustee	2018

Private investor. Member of Posse Boston Advisory Board (foundation) (since 2015). Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Other Directorships in the Last Five Years. Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Director of Ascot Group Limited and certain of its subsidiaries (insurance and reinsurance) (since 2018). Formerly, Director of Hagerty Holding Corp. (insurance and reinsurance) (2015-2018). Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Other Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Scott E. Wennerholm 1959	Trustee	2016

Private Investor. Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Other Directorships in the Last Five Years. None.

Name and Year of Birth	Trust Position(s)	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees

Eric A. Stein 1980	President	2020	Vice President and Chief Investment Officer, Fixed Income of EVM and BMR. Prior to November 1, 2020, Mr. Stein was a co-Director of Eaton Vance’s Global Income Investments. Also Vice President of Calvert Research and Management (“CRM”).

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of CRM.

30

Eaton Vance

Short Duration High Income Fund

October 31, 2020

Management and Organization — continued

Name and Year of Birth	Trust Position(s)	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees (continued)

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

31

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each entity listed below has adopted a privacy policy and procedures (“Privacy Program”) Eaton Vance believes is reasonably designed to protect your personal information and to govern when and with whom Eaton Vance may share your personal information.

•

At the time of opening an account, Eaton Vance generally requires you to provide us with certain information such as name, address, social security number, tax status, account numbers, and account balances. This information is necessary for us to both open an account for you and to allow us to satisfy legal requirements such as applicable anti-money laundering reviews and know-your-customer requirements.

•

On an ongoing basis, in the normal course of servicing your account, Eaton Vance may share your information with unaffiliated third parties that perform various services for Eaton Vance and/or your account. These third parties include transfer agents, custodians, broker/dealers and our professional advisers, including auditors, accountants, and legal counsel. Eaton Vance may additionally share your personal information with our affiliates.

•	We believe our Privacy Program is reasonably designed to protect the confidentiality of your personal information and to prevent unauthorized access to that information.

•

We reserve the right to change our Privacy Program at any time upon proper notification to you. You may want to review our Privacy Program periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of protecting your personal information applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, and Calvert Funds. This Privacy Notice supersedes all previously issued privacy disclosures. For more information about our Privacy Program or about how your personal information may be used, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

32

Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*

FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

16753    10.31.20

Eaton Vance

Short Duration Strategic Income Fund

Annual Report

October 31, 2020

Important Note. Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (eatonvance.com/funddocuments), and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you are a direct investor, you may elect to receive shareholder reports and other communications from the Fund electronically by signing up for e-Delivery at eatonvance.com/edelivery. If you own your shares through a financial intermediary (such as a broker-dealer or bank), you must contact your financial intermediary to sign up.

You may elect to receive all future Fund shareholder reports in paper free of charge. If you are a direct investor, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-262-1122. If you own these shares through a financial intermediary, you must contact your financial intermediary or follow instructions included with this disclosure, if applicable, to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Eaton Vance funds held directly or to all funds held through your financial intermediary, as applicable.

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The investment adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator. The adviser is also registered as a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2020

Eaton Vance

Short Duration Strategic Income Fund

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2020

Management’s Discussion of Fund Performance1

Economic and Market Conditions

The 12-month period ended October 31, 2020, was a volatile time for the world’s financial markets. Nonetheless, major equity and fixed-income indexes posted solid gains for the period. In the volatile environment, longer duration bonds generally performed especially well, driven by a global trend of declining interest rates.

The period began on a positive note, with financial markets registering broad gains from November through early 2020 amid accommodative central bank policies. In late January, however, news of the outbreak of the novel coronavirus in China started to raise investor concerns. As the virus turned into a global pandemic in February and March, it brought most of the world’s economies to a near standstill. The abrupt decline in economic output triggered a global sell-off in equities and higher yielding sectors of the fixed-income market. Emerging market countries proved particularly vulnerable to the economic and health effects of COVID-19. Plummeting oil prices were an additional headwind for emerging market nations that depend on oil exports.

Global markets subsequently regained their footing, and most major asset classes delivered strong returns from April through August 2020. Several factors contributed to the rally, including aggressive monetary and fiscal responses by central banks and governments to help mitigate the economic impact of the virus. In addition, economies started to recover as policymakers learned more about how to slow the spread of COVID-19 and began easing social-distancing restrictions. Lastly, the U.S. Federal Reserve (the Fed) announced a shift in its inflation-targeting policy from seeking a rate of 2% “over the longer run” to “inflation moderately above 2% for some time.”

Markets generally weakened from September through October as a lack of additional fiscal stimulus in the U.S. created worries about the sustainability of the domestic economic recovery. Rising cases of COVID-19, especially in Europe, and uncertainties surrounding the November 2020 U.S. elections further dampened investor sentiment. While central banks in developed economies held their respective policy rates steady in the last two months of the period, a number of emerging market central banks reduced rates to levels likely approaching their lower bounds.

Fund Performance

For the 12-month period ended October 31, 2020, Eaton Vance Short Duration Strategic Income Fund (the Fund) returned 6.83% for Class A shares at net asset value (NAV), outperforming its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index (the Index), which returned 6.19%.

Asset allocation aided Fund performance versus the Index during the period. Exposure to local and hard currency emerging markets debt contributed the most to performance. Investor demand, a weak U.S. dollar and euro, and dovish developed-market monetary policy were the main factors broadly supporting emerging markets during the period.

The Fund’s allocation to U.S. government agency mortgage-backed securities (MBS) was another major contributor to performance. Most of the strong performance came at the early stages of the pandemic as investors sought out high-quality assets as well as from the increased support of the U.S. Federal Reserve (the Fed) through its asset purchase program. The Fed reversed course from selling off about $20 billion in agency MBS from its balance sheet per month, to purchasing over $1 trillion in agency MBS since March 2020.

The Fund’s allocation to absolute-return strategies made a notable contribution to performance during the period. Gains in interest rate positions drove positive returns while, at the regional level, exposures in Eastern Europe, Asia, and the Middle East and Africa were particularly beneficial. Long local-bond positions in Ukraine and Egypt were among the top contributors to returns. In Ukraine, a decline in local interest rates and a new loan program from the International Monetary Fund (IMF) aided returns. Egyptian local bonds benefited from their attractive yields, coupled with the credibility of its central bank and strong support from the IMF. Other top performers included long-rate exposures in China and New Zealand. The People’s Bank of China implemented numerous easing measures to bolster its economy during the pandemic, while New Zealand inflation-linked exposure benefited from monetary stimulus and the potential for negative interest rates.

Exposure to floating-rate loans and U.S. high yield bonds also added to returns during the period. U.S. credit markets bounced back after a sharp sell-off earlier in the year as supply-demand dynamics became favorable with increased investor demand as well as from Fed purchases of high yield bonds.

Duration management contributed to performance during the period as positions used to limit U.S. interest rate sensitivity and those that benefit from a steepening of the U.S. Treasury yield curve were primary drivers. The Fund’s duration positions in other countries around the world were limited, while the Fund’s U.S. duration remained near zero.

The Fund’s small allocation to commercial MBS detracted from performance during the period. Government shutdowns due to COVID-19 negatively impacted areas within the commercial real estate market, including retail, restaurant, lodging, and office space as people stayed home and many companies implemented remote working.

Currency management slightly detracted from returns during the period. Long positions in the Australian dollar, Icelandic krona, and Norwegian krone hurt performance, while primary contributors included long exposure in the Egyptian pound and British pound.

The Fund uses derivatives extensively to both hedge select, undesired risk exposures as well as gain select, desired risk exposures. Some of the above commentary about notable drivers of performance at the country level involved the use of derivatives. The Fund’s use of derivatives contributed to returns versus the Index. Interest rate derivatives and credit-default swaps contributed to performance while currency forwards were relatively flat.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2020

Performance2,3

Portfolio Managers Eric A. Stein, CFA, Andrew Szczurowski, CFA, Justin Bourgette, CFA and Brian Shaw, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years

Class A at NAV	01/23/1998	11/26/1990	6.83%	4.14%	3.52%
Class A with 2.25% Maximum Sales Charge	—	—	4.37	3.67	3.29
Class C at NAV	05/25/1994	11/26/1990	6.02	3.37	2.75
Class C with 1% Maximum Sales Charge	—	—	5.02	3.37	2.75
Class I at NAV	04/03/2009	11/26/1990	7.10	4.40	3.78
Class R at NAV	08/03/2009	11/26/1990	6.56	3.88	3.26

Bloomberg Barclays U.S. Aggregate Bond Index	—	—	6.19%	4.08%	3.55%

% Total Annual Operating Expense Ratios[4]		Class A	Class C	Class I	Class R

		1.21%	1.96%	0.94%	1.47%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge

Class C	$10,000	10/31/2010	$13,115	N.A.
Class I	$250,000	10/31/2010	$362,482	N.A.

Class R	$10,000	10/31/2010	$13,790	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2020

Fund Profile5

Allocation to Portfolios and Funds (% of net assets)

Asset Allocation (% of net assets)

*	Net of unfunded loan commitments.

SBA — Small Business Administration

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2020

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of domestic investment-grade bonds, including corporate, government and mortgage-backed securities. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

[4]	Source: Fund prospectus. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]

Fund primarily invests in one or more affiliated investment companies (Portfolios) and may also invest directly. Unless otherwise noted, references to investments are to the aggregate holdings of the Fund, including its pro rata share of each Portfolio in which it invests. Other Net Assets represents other assets less liabilities and includes any investment type that represents less than 1% of net assets.

Fund profile subject to change due to active management.

Additional Information

Duration is a measure of the expected change in price of a bond — in percentage terms — given a one percent change in interest rates, all else being constant. Securities with lower durations tend to be less sensitive to interest rate changes.

5

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2020

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2020 – October 31, 2020).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/20)	Ending Account Value (10/31/20)	Expenses Paid During Period* (5/1/20 – 10/31/20)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,088.30	$5.77	1.10%
Class C	$1,000.00	$1,083.50	$9.69	1.85%
Class I	$1,000.00	$1,089.80	$4.36	0.83%
Class R	$1,000.00	$1,086.90	$7.13	1.36%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.60	$5.58	1.10%
Class C	$1,000.00	$1,015.80	$9.37	1.85%
Class I	$1,000.00	$1,021.00	$4.22	0.83%
Class R	$1,000.00	$1,018.30	$6.90	1.36%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2020. The Example reflects the expenses of both the Fund and the Portfolios.

6

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2020

Portfolio of Investments

Investments in Affiliated Portfolios
Description		Value	% of Net Assets

Emerging Markets Local Income Portfolio (identified cost, $59,562,956)		$60,774,270	3.5%

Global Macro Absolute Return Advantage Portfolio (identified cost, $253,226,784)		255,322,498	14.9

Global Opportunities Portfolio (identified cost, $1,350,104,701)		1,291,185,868	75.2

Senior Debt Portfolio (identified cost, $50,885,716)		55,673,407	3.2

Total Investments in Affiliated Portfolios (identified cost $1,713,780,157)		$1,662,956,043	96.8%

Investments in Affiliated Investment Funds
Security	Shares	Value	% of Net Assets

Fixed Income Funds

Eaton Vance Emerging Markets Debt Opportunities Fund, Class R6	6,505,219	$56,465,297	3.3%

Total Investments in Affiliated Investment Funds (identified cost $61,674,193)		$56,465,297	3.3%

Total Investments (identified cost $1,775,454,350)		$1,719,421,340	100.1%

Other Assets, Less Liabilities		$(2,365,740)	(0.1)%

Net Assets		$1,717,055,600	100.0%

7	See Notes to Financial Statements.

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2020

Statement of Assets and Liabilities

Assets	October 31, 2020

Affiliated investments, at value (identified cost, $1,775,454,350)	$1,719,421,340

Cash	12,568

Receivable for Fund shares sold	3,528,805

Total assets	$1,722,962,713

Liabilities

Payable for Fund shares redeemed	$5,243,794

Distributions payable	123

Payable to affiliates:

Distribution and service fees	289,075

Trustees’ fees	43

Accrued expenses	374,078

Total liabilities	$5,907,113

Net Assets	$1,717,055,600

Sources of Net Assets

Paid-in capital	$1,890,738,043

Accumulated loss	(173,682,443)

Total	$1,717,055,600

Class A Shares

Net Assets	$545,013,794

Shares Outstanding	75,858,775

Net Asset Value and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$7.18

Maximum Offering Price Per Share

(100 ÷ 97.75 of net asset value per share)	$7.35

Class C Shares

Net Assets	$201,797,500

Shares Outstanding	29,819,097

Net Asset Value and Offering Price Per Share*

(net assets ÷ shares of beneficial interest outstanding)	$6.77

Class I Shares

Net Assets	$967,715,911

Shares Outstanding	134,900,284

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$7.17

Class R Shares

Net Assets	$2,528,395

Shares Outstanding	351,377

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$7.20

On sales of $100,000 or more ($50,000 or more for certain financial intermediaries, as disclosed in an appendix to the Fund’s prospectus), the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

8	See Notes to Financial Statements.

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2020

Statement of Operations

Investment Income	Year Ended October 31, 2020

Dividends from Affiliated Investment Funds	$4,821,750

Interest income	165

Interest and other income allocated from affiliated Portfolios (net of foreign taxes, $892,976)	63,252,024

Dividends allocated from affiliated Portfolios (net of foreign taxes, $21,818)	5,224,064

Expenses, excluding interest and dividend expense, allocated from affiliated Portfolios	(11,925,002)

Interest and dividend expense allocated from affiliated Portfolios	(591,177)

Total investment income	$60,781,824

Expenses

Distribution and service fees

Class A	$1,324,070

Class C	2,252,811

Class R	10,968

Trustees’ fees and expenses	522

Custodian fee	59,042

Transfer and dividend disbursing agent fees	1,084,993

Legal and accounting services	97,352

Printing and postage	213,748

Registration fees	95,870

Miscellaneous	19,016

Total expenses	$5,158,392

Net investment income	$55,623,432

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —

Investment transactions — Affiliated Investments Funds	$(493,033)

Net realized gain (loss) allocated from affiliated Portfolios —

Investment transactions (net of foreign capital gains taxes of $711,373)	13,130,322

Written options	148,875

Futures contracts	8,534,324

Swap contracts	33,364,597

Foreign currency transactions	(4,654,573)

Forward foreign currency exchange contracts	(5,352,120)

Non-deliverable bond forward contracts	241,293

Net realized gain	$44,919,685

Change in unrealized appreciation (depreciation) —

Investments — Affiliated Investment Funds	$(1,122,153)

Change in unrealized appreciation (depreciation) allocated from affiliated Portfolios —

Investments (including net decrease in accrued foreign capital gains taxes of $205,693)	(12,496,809)

Written options and swaptions	(83,893)

Securities sold short	2,459,308

Futures contracts	(1,855,341)

Swap contracts	10,623,377

Forward commodity contracts	(734,872)

Forward volatility agreements	(81,147)

Foreign currency	485,888

Forward foreign currency exchange contracts	5,481,426

Non-deliverable bond forward contracts	(42,568)

Net change in unrealized appreciation (depreciation)	$2,633,216

Net realized and unrealized gain	$47,552,901

Net increase in net assets from operations	$103,176,333

9	See Notes to Financial Statements.

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2020

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2020	2019

From operations —

Net investment income	$55,623,432	$86,428,786

Net realized gain (loss)	44,919,685	(28,031,870)

Net change in unrealized appreciation (depreciation)	2,633,216	20,365,879

Net increase in net assets from operations	$103,176,333	$78,762,795

Distributions to shareholders —

Class A	$(36,642,940)	$(22,960,163)

Class B	—	(77,447)

Class C	(14,538,410)	(10,333,581)

Class I	(65,491,430)	(43,341,943)

Class R	(141,231)	(81,640)

Total distributions to shareholders	$(116,814,011)	$(76,794,774)

Transactions in shares of beneficial interest —

Proceeds from sale of shares

Class A	$89,542,611	$56,915,775

Class B	—	447

Class C	27,588,888	20,629,529

Class I	389,108,106	289,013,216

Class R	1,000,622	748,811

Net asset value of shares issued to shareholders in payment of distributions declared

Class A	34,145,740	21,423,637

Class B	—	72,215

Class C	13,851,123	9,734,053

Class I	61,322,886	39,950,621

Class R	121,214	61,056

Cost of shares redeemed

Class A	(137,500,943)	(197,140,874)

Class B	—	(960,769)

Class C	(66,211,779)	(101,079,767)

Class I	(394,541,426)	(579,984,230)

Class R	(540,026)	(1,068,622)

Net asset value of shares converted(1)

Class A	22,749,421	91,404,980

Class B	—	(4,051,679)

Class C	(22,749,421)	(87,353,301)

Net increase (decrease) in net assets from Fund share transactions	$17,887,016	$(441,684,902)

Net increase (decrease) in net assets	$4,249,338	$(439,716,881)

Net Assets

At beginning of year	$1,712,806,262	$2,152,523,143

At end of year	$1,717,055,600	$1,712,806,262

(1)	Includes the conversion of Class B to Class A at the close of business on October 15, 2019 upon the termination of Class B.

10	See Notes to Financial Statements.

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2020

Financial Highlights

	Class A
	Year Ended October 31,
	2020	2019	2018	2017	2016

Net asset value — Beginning of year	$7.210	$7.180	$7.470	$7.280	$7.360

Income (Loss) From Operations

Net investment income(1)	$0.234	$0.337	$0.331	$0.295	$0.284

Net realized and unrealized gain (loss)	0.227	(0.004)	(0.345)	0.171	(0.069)

Total income (loss) from operations	$0.461	$0.333	$(0.014)	$0.466	$0.215

Less Distributions

From net investment income	$(0.491)	$(0.303)	$(0.108)	$(0.276)	$(0.269)

Tax return of capital	—	—	(0.168)	—	(0.026)

Total distributions	$(0.491)	$(0.303)	$(0.276)	$(0.276)	$(0.295)

Net asset value — End of year	$7.180	$7.210	$7.180	$7.470	$7.280

Total Return(2)	6.83%	4.60%	0.06%	6.35%	3.05%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$545,014	$539,448	$565,348	$642,805	$878,296

Ratios (as a percentage of average daily net assets):(3)

Expenses(4)	1.11%	1.18%	1.11%	1.09%	1.08%

Net investment income	3.30%	4.70%	4.48%	3.98%	3.94%

Portfolio Turnover of the Fund(5)	18%	11%	15%	11%	10%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(4)

Includes interest and dividend expense, including on securities sold short and/or reverse repurchase agreements, of 0.04%, 0.10%, 0.04%, 0.01% and 0.03% of average daily net assets for the years ended October 31, 2020, 2019, 2018, 2017 and 2016, respectively.

(5)	Percentage includes both the Fund’s contributions to and withdrawals from the Portfolios and purchases and sales of securities held directly by the Fund, if any.

11	See Notes to Financial Statements.

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2020

Financial Highlights — continued

	Class C
	Year Ended October 31,
	2020	2019	2018	2017	2016

Net asset value — Beginning of year	$6.800	$6.780	$7.040	$6.870	$6.940

Income (Loss) From Operations

Net investment income(1)	$0.172	$0.269	$0.260	$0.227	$0.216

Net realized and unrealized gain (loss)	0.221	(0.014)	(0.312)	0.151	(0.059)

Total income (loss) from operations	$0.393	$0.255	$(0.052)	$0.378	$0.157

Less Distributions

From net investment income	$(0.423)	$(0.235)	$(0.081)	$(0.208)	$(0.207)

Tax return of capital	—	—	(0.127)	—	(0.020)

Total distributions	$(0.423)	$(0.235)	$(0.208)	$(0.208)	$(0.227)

Net asset value — End of year	$6.770	$6.800	$6.780	$7.040	$6.870

Total Return(2)	6.02%	3.84%	(0.77)%	5.56%	2.35%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$201,798	$251,581	$409,686	$506,158	$598,798

Ratios (as a percentage of average daily net assets):(3)

Expenses(4)	1.86%	1.93%	1.86%	1.84%	1.83%

Net investment income	2.57%	3.98%	3.73%	3.24%	3.18%

Portfolio Turnover of the Fund(5)	18%	11%	15%	11%	10%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(4)

Includes interest and dividend expense, including on securities sold short and/or reverse repurchase agreements, of 0.04%, 0.10%, 0.04%, 0.01% and 0.03% of average daily net assets for the years ended October 31, 2020, 2019, 2018, 2017 and 2016, respectively.

(5)	Percentage includes both the Fund’s contributions to and withdrawals from the Portfolios and purchases and sales of securities held directly by the Fund, if any.

12	See Notes to Financial Statements.

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2020

Financial Highlights — continued

	Class I
	Year Ended October 31,
	2020	2019	2018	2017	2016

Net asset value — Beginning of year	$7.200	$7.170	$7.460	$7.270	$7.350

Income (Loss) From Operations

Net investment income(1)	$0.252	$0.354	$0.349	$0.316	$0.302

Net realized and unrealized gain (loss)	0.226	(0.004)	(0.345)	0.168	(0.069)

Total income from operations	$0.478	$0.350	$0.004	$0.484	$0.233

Less Distributions

From net investment income	$(0.508)	$(0.320)	$(0.115)	$(0.294)	$(0.285)

Tax return of capital	—	—	(0.179)	—	(0.028)

Total distributions	$(0.508)	$(0.320)	$(0.294)	$(0.294)	$(0.313)

Net asset value — End of year	$7.170	$7.200	$7.170	$7.460	$7.270

Total Return(2)	7.10%	4.87%	0.30%	6.62%	3.30%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$967,716	$919,828	$1,170,337	$1,112,215	$706,509

Ratios (as a percentage of average daily net assets):(3)

Expenses(4)	0.84%	0.91%	0.85%	0.84%	0.82%

Net investment income	3.55%	4.95%	4.73%	4.25%	4.19%

Portfolio Turnover of the Fund(5)	18%	11%	15%	11%	10%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(4)

Includes interest and dividend expense, including on securities sold short and/or reverse repurchase agreements, of 0.04%, 0.10%, 0.04%, 0.01% and 0.03% of average daily net assets for the years ended October 31, 2020, 2019, 2018, 2017 and 2016, respectively.

(5)	Percentage includes both the Fund’s contributions to and withdrawals from the Portfolios and purchases and sales of securities held directly by the Fund, if any.

13	See Notes to Financial Statements.

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2020

Financial Highlights — continued

	Class R
	Year Ended October 31,
	2020	2019	2018	2017	2016

Net asset value — Beginning of year	$7.220	$7.190	$7.480	$7.290	$7.370

Income (Loss) From Operations

Net investment income(1)	$0.192	$0.300	$0.298	$0.279	$0.269

Net realized and unrealized gain (loss)	0.262	0.015	(0.330)	0.169	(0.072)

Total income (loss) from operations	$0.454	$0.315	$(0.032)	$0.448	$0.197

Less Distributions

From net investment income	$(0.474)	$(0.285)	$(0.101)	$(0.258)	$(0.249)

Tax return of capital	—	—	(0.157)	—	(0.028)

Total distributions	$(0.474)	$(0.285)	$(0.258)	$(0.258)	$(0.277)

Net asset value — End of year	$7.200	$7.220	$7.190	$7.480	$7.290

Total Return(2)	6.56%	4.34%	(0.19)%	6.08%	2.79%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$2,528	$1,949	$2,204	$2,781	$2,579

Ratios (as a percentage of average daily net assets):(3)

Expenses(4)	1.36%	1.44%	1.36%	1.34%	1.33%

Net investment income	2.71%	4.18%	4.03%	3.75%	3.72%

Portfolio Turnover of the Fund(5)	18%	11%	15%	11%	10%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(4)

Includes interest and dividend expense, including on securities sold short and/or reverse repurchase agreements, of 0.04%, 0.10%, 0.04%, 0.01% and 0.03% of average daily net assets for the years ended October 31, 2020, 2019, 2018, 2017 and 2016, respectively.

(5)	Percentage includes both the Fund’s contributions to and withdrawals from the Portfolios and purchases and sales of securities held directly by the Fund, if any.

14	See Notes to Financial Statements.

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2020

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Short Duration Strategic Income Fund (the Fund) is a non-diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 6). Effective January 25, 2019, Class C shares generally automatically convert to Class A shares ten years after their purchase and, effective November 5, 2020, automatically convert to Class A shares eight years after their purchase, as described in the Fund’s prospectus. Class I and Class R shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund’s investment objective is total return. The Fund currently pursues its objective by investing substantially all of its investable assets in interests in four portfolios managed by Eaton Vance Management (EVM) or its affiliates (the Portfolios), which are Massachusetts business trusts and in shares of Eaton Vance Emerging Markets Debt Opportunities Fund (the Affiliated Investment Fund). The value of the Fund’s investments in the Portfolios reflects the Fund’s proportionate interest in their net assets. The Portfolios and the Fund’s proportionate interest in each of their net assets at October 31, 2020 were as follows: Emerging Markets Local Income Portfolio (4.8%), Global Macro Absolute Return Advantage Portfolio (8.4%), Global Opportunities Portfolio (95.0%) and Senior Debt Portfolio (1.0%). The performance of the Fund is directly affected by the performance of the Portfolios and the Affiliated Investment Fund. The financial statements of Global Opportunities Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements. A copy of each Portfolio’s financial statements and the Affiliated Investment Fund’s financial statements is available by calling Eaton Vance at
1-800-262-1122 or in the EDGAR database on the Securities and Exchange Commission’s website at www.sec.gov.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — Valuation of securities by Global Opportunities Portfolio is discussed in Note 1A of such Portfolio’s Notes to Consolidated Financial Statements, which are included elsewhere in this report. Such policies are consistent with those of the other Portfolios in which the Fund invests.

Additional valuation policies for the other Portfolios are as follows:

Equity Securities. Preferred equity securities that are not listed or traded in the over-the-counter market are valued by a third party pricing service that uses various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events.

Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Portfolios based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Portfolios. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Portfolios. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans.

Derivatives. Non-deliverable bond forward contracts are generally valued based on the current price of the underlying bond as provided by a third party pricing service and current interest rates.

In addition to investing in the Portfolios, the Fund may invest directly in securities. The valuation policies of the Fund are consistent with the valuation policies of the Portfolios. The Fund’s investment in the Affiliated Investment Fund is valued at the closing net asset value per share.

B  Income — The Fund’s net investment income or loss includes the Fund’s pro-rata share of the net investment income or loss of the Portfolios, less all actual and accrued expenses of the Fund. Dividend income on direct investments in the Affiliated Investment Fund is recorded on the ex-dividend date for

15

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2020

Notes to Financial Statements — continued

dividends received in cash and/or securities. Distributions from the Affiliated Investment Fund are recorded as dividend income, capital gains or return of capital based on the nature of the distribution.

C  Federal and Other Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

In addition to the requirements of the Internal Revenue Code, the Fund may also be required to recognize its pro-rata share of the capital gains taxes incurred by the Portfolios. In doing so, the daily net asset value would reflect the Fund’s pro-rata share of the estimated reserve for such taxes incurred by the Portfolios.

As of October 31, 2020, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

G  Other — Investment transactions are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

2  Distributions to Shareholders and Income Tax Information

The Fund expects to pay any required income distributions monthly and intends to distribute annually all or substantially all of its net realized capital gains. The Fund may include in its distributions amounts attributable to the imputed interest on foreign currency exposures and certain other derivative positions which, in certain circumstances, may result in a return of capital for federal income tax purposes. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2020 and October 31, 2019 was as follows:

	Year Ended October 31,
	2020	2019

Ordinary income	$116,814,011	76,794,774

During the year ended October 31, 2020, accumulated loss was increased by $322,430 and paid-in capital was increased by $322,430 due to the Fund’s use of equalization accounting. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

16

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2020

Notes to Financial Statements — continued

As of October 31, 2020, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Deferred capital losses	$(51,078,219)

Net unrealized depreciation	$(122,604,224)

At October 31, 2020, the Fund, for federal income tax purposes, had deferred capital losses of $51,078,219 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at October 31, 2020, $21,557,232 are short-term and $29,520,987 are long-term.

Deferred capital losses of $30,044,727 included in the amounts above are available to the Fund as a result of a reorganization which occurred in a prior year. Utilization of these deferred capital losses may be limited in accordance with certain income tax regulations.

The cost and unrealized appreciation (depreciation) of investments of the Fund, including the affiliated Portfolios, at October 31, 2020, as determined on a federal income tax basis, were as follows:

Aggregate cost	$1,842,025,569

Gross unrealized appreciation	$—

Gross unrealized depreciation	(122,604,229)

Net unrealized depreciation	$(122,604,229)

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM, a wholly-owned subsidiary of Eaton Vance Corp., as compensation for investment advisory services rendered to the Fund. The fee is computed at an annual rate of 0.615% of the Fund’s average daily net assets that are not invested in other investment companies for which EVM or its affiliates serve as investment adviser or administrator (“Investable Assets”) up to $500 million and is payable monthly. On Investable Assets of $500 million and over, the annual fee is reduced. For the year ended October 31, 2020, the Fund incurred no investment adviser fee on Investable Assets. To the extent the Fund’s assets are invested in the Portfolios, the Fund is allocated its share of the Portfolios’ investment adviser fees. The Portfolios have engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. For the year ended October 31, 2020, the Fund’s allocated portion of the investment adviser fees paid by the Portfolios totaled $10,480,177 or 0.63% of the Fund’s average daily net assets. EVM also serves as the administrator of the Fund, but receives no compensation.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2020, EVM earned $23,556 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $17,412 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2020. EVD also received distribution and service fees from Class A, Class C and Class R shares (see Note 5) and contingent deferred sales charges (see Note 6).

Trustees and officers of the Fund and the Portfolios who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolios are officers of the above organizations.

4  Purchases and Sales of Direct Investments

Purchases and sales of direct investments, other than short-term obligations, aggregated $4,821,750 and $10,000,000, respectively, for the year ended October 31, 2020.

5  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2020 amounted to $1,324,070 for Class A shares.

17

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2020

Notes to Financial Statements — continued

The Fund also has in effect distribution plans for Class C shares (Class C Plan) and Class R shares (Class R Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2020, the Fund paid or accrued to EVD $1,689,608 for Class C shares.

The Class R Plan requires the Fund to pay EVD an amount up to 0.50% per annum of its average daily net assets attributable to Class R shares for providing ongoing distribution services and facilities to the Fund. The Trustees of the Trust have currently limited Class R distribution payments to 0.25% per annum of the average daily net assets attributable to Class R shares. For the year ended October 31, 2020, the Fund paid or accrued to EVD $5,484 for Class R shares.

Pursuant to the Class C and Class R Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2020 amounted to $563,203 and $5,484 for Class C and Class R shares, respectively.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

6  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within 12 months of purchase. Effective December 2, 2019, Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended October 31, 2020, the Fund was informed that EVD received approximately $4,000 and $12,000 of CDSCs paid by Class A and Class C shareholders, respectively.

7  Investment Transactions

For the year ended October 31, 2020, increases and decreases in the Fund’s investments in the Portfolios were as follows:

Portfolio	Contributions	Withdrawals

Emerging Markets Local Income Portfolio	$16,753,109	$(22,443,038)

Global Macro Absolute Return Advantage Portfolio	22,518,454	(48,784,998)

Global Opportunities Portfolio	193,012,640	(255,023,459)

Senior Debt Portfolio	65,937,188	(65,987,956)

8  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2020	2019

Sales	12,543,932	7,943,601

Issued to shareholders electing to receive payments of distributions in Fund shares	4,822,433	2,995,371

Redemptions	(19,529,608)	(27,607,071)

Converted from Class B shares	—	564,602

Converted from Class C shares	3,212,430	12,225,996

Net increase (decrease)	1,049,187	(3,877,501)

18

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2020

Notes to Financial Statements — continued

Class B		Year Ended October 31, 2019(1)

Sales		66

Issued to shareholders electing to receive payments of distributions in Fund shares		10,752

Redemptions		(142,240)

Converted to Class A shares		(599,074)

Net decrease		(730,496)

	Year Ended October 31,
Class C	2020	2019

Sales	4,120,172	3,051,544

Issued to shareholders electing to receive payments of distributions in Fund shares	2,074,933	1,444,186

Redemptions	(9,946,812)	(14,972,809)

Converted to Class A shares	(3,411,146)	(12,986,853)

Net decrease	(7,162,853)	(23,463,932)

	Year Ended October 31,
Class I	2020	2019

Sales	54,690,519	40,374,032

Issued to shareholders electing to receive payments of distributions in Fund shares	8,671,488	5,595,325

Redemptions	(56,206,408)	(81,345,193)

Net increase (decrease)	7,155,599	(35,375,836)

	Year Ended October 31,
Class R	2020	2019

Sales	141,505	104,320

Issued to shareholders electing to receive payments of distributions in Fund shares	17,090	8,523

Redemptions	(77,144)	(149,227)

Net increase (decrease)	81,451	(36,384)

(1)	At the close of business on October 15, 2019, Class B shares were converted into Class A and Class B was terminated.

19

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2020

Notes to Financial Statements — continued

9  Investments in Affiliated Funds

At October 31, 2020, the value of the Fund’s investment in affiliated funds was $56,465,297, which represents 3.3% of the Fund’s net assets. Transactions in affiliated funds by the Fund for the year ended October 31, 2020 were as follows:

Name of affiliated fund	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Shares, end of period

Eaton Vance Emerging Markets Debt Opportunities Fund, Class R6	$63,258,733	$4,821,750	$(10,000,000)	$(493,033)	$(1,122,153)	$56,465,297	$4,821,750	6,505,219

10  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2020, the hierarchy of inputs used in valuing the Fund’s investments in securities and investments in the Portfolios, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Investments in Affiliated Portfolios	$1,662,956,043	$—	$—	1,662,956,043

Investments in Affiliated Investment Funds	56,465,297			56,465,297

Total Investments	$1,719,421,340	$—	$—	$1,719,421,340

11  Additional Information

On October 8, 2020, Morgan Stanley and Eaton Vance Corp. (“Eaton Vance”) announced that they had entered into a definitive agreement under which Morgan Stanley would acquire Eaton Vance. Under the Investment Company Act of 1940, as amended, consummation of this transaction may be deemed to result in the automatic termination of an Eaton Vance Fund’s investment advisory agreement, and, where applicable, any related sub-advisory agreement. On November 24, 2020, the Fund’s Board approved a new investment advisory agreement. The new investment advisory agreement will be presented to Fund shareholders for approval, and, if approved, would take effect upon consummation of the transaction. Shareholders of record of the Fund at the close of business on December 11, 2020 are entitled to be present and vote at a joint special meeting of shareholders to be held on February 18, 2021 and at any adjournments or postponements thereof.

20

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2020

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Short Duration Strategic Income Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Eaton Vance Short Duration Strategic Income Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), including the portfolio of investments, as of October 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 22, 2020

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

21

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2020

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2021 will show the tax status of all distributions paid to your account in calendar year 2020. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

22

Global Opportunities Portfolio

October 31, 2020

Consolidated Portfolio of Investments

Collateralized Mortgage Obligations — 8.1%
Security	Principal Amount	Value

Federal Home Loan Mortgage Corp.:

Series 2182, Class ZC, 7.50%, 9/15/29	$95,486	$111,137

Series 4273, Class SP, 11.603%, (12.00% - 1 mo. USD LIBOR x 2.67), 11/15/43(1)	516,145	840,373

Series 4637, Class CU, 3.00%, 8/15/44	7,537,876	7,673,483

Series 4774, Class QD, 4.50%, 1/15/43	6,414,746	6,530,468

Interest Only:(2)

Series 2631, Class DS, 6.952%, (7.10% - 1 mo. USD LIBOR), 6/15/33(1)	1,621,926	233,417

Series 2953, Class LS, 6.552%, (6.70% - 1 mo. USD LIBOR), 12/15/34(1)	942,550	52,929

Series 2956, Class SL, 6.852%, (7.00% - 1 mo. USD LIBOR), 6/15/32(1)	923,762	216,230

Series 3114, Class TS, 6.502%, (6.65% - 1 mo. USD LIBOR), 9/15/30(1)	2,857,774	449,437

Series 3153, Class JI, 6.468%, (6.62% - 1 mo. USD LIBOR), 5/15/36(1)	2,206,204	471,254

Series 3973, Class SG, 6.502%, (6.65% - 1 mo. USD LIBOR), 4/15/30(1)	350,531	4,431

Series 4007, Class JI, 4.00%, 2/15/42	1,797,262	196,064

Series 4050, Class IB, 3.50%, 5/15/41	6,947,243	320,355

Series 4067, Class JI, 3.50%, 6/15/27	5,371,024	381,451

Series 4070, Class S, 5.952%, (6.10% - 1 mo. USD LIBOR), 6/15/32(1)	11,051,288	1,812,252

Series 4095, Class HS, 5.952%, (6.10% - 1 mo. USD LIBOR), 7/15/32(1)	3,091,235	373,807

Series 4109, Class ES, 6.002%, (6.15% - 1 mo. USD LIBOR), 12/15/41(1)	85,099	22,062

Series 4109, Class SA, 6.052%, (6.20% - 1 mo. USD LIBOR), 9/15/32(1)	4,434,538	757,014

Series 4149, Class S, 6.102%, (6.25% - 1 mo. USD LIBOR), 1/15/33(1)	3,309,611	585,669

Series 4163, Class GS, 6.052%, (6.20% - 1 mo. USD LIBOR), 11/15/32(1)	2,693,393	490,178

Series 4169, Class AS, 6.102%, (6.25% - 1 mo. USD LIBOR), 2/15/33(1)	3,857,982	752,992

Series 4180, Class GI, 3.50%, 8/15/26	2,030,306	81,110

Series 4188, Class AI, 3.50%, 4/15/28	4,564,444	294,658

Series 4189, Class SQ, 6.002%, (6.15% - 1 mo. USD LIBOR), 12/15/42(1)	2,554,943	262,064

Series 4203, Class QS, 6.102%, (6.25% - 1 mo. USD LIBOR), 5/15/43(1)	2,518,562	490,728

Series 4212, Class SA, 6.052%, (6.20% - 1 mo. USD LIBOR), 7/15/38(1)	1,946,991	13,146

Series 4323, Class CI, 4.00%, 3/15/40	3,320,284	51,307

Series 4332, Class IK, 4.00%, 4/15/44	1,760,720	213,420

Series 4332, Class KI, 4.00%, 9/15/43	1,400,056	68,268

Series 4343, Class PI, 4.00%, 5/15/44	3,661,874	470,521

Security	Principal Amount	Value

Federal Home Loan Mortgage Corp.: (continued)

Interest Only:(2) (continued)

Series 4370, Class IO, 3.50%, 9/15/41	$1,785,638	$73,144

Series 4381, Class SK, 6.002%, (6.15% - 1 mo. USD LIBOR), 6/15/44(1)	3,441,781	426,508

Series 4388, Class MS, 5.952%, (6.10% - 1 mo. USD LIBOR), 9/15/44(1)	4,280,045	789,301

Series 4408, Class IP, 3.50%, 4/15/44	5,777,785	447,869

Series 4452, Class SP, 6.052%, (6.20% - 1 mo. USD LIBOR), 10/15/43(1)	5,115,608	267,284

Series 4497, Class CS, 6.052%, (6.20% - 1 mo. USD LIBOR), 9/15/44(1)	9,906,395	923,691

Series 4507, Class MI, 3.50%, 8/15/44	6,017,138	223,860

Series 4507, Class SJ, 6.032%, (6.18% - 1 mo. USD LIBOR), 9/15/45(1)	7,907,958	1,576,670

Series 4520, Class PI, 4.00%, 8/15/45	21,355,308	1,805,352

Series 4526, Class PI, 3.50%, 1/15/42	3,177,011	79,287

Series 4528, Class BS, 6.002%, (6.15% - 1 mo. USD LIBOR), 7/15/45(1)	5,801,583	666,723

Series 4629, Class QI, 3.50%, 11/15/46	7,120,737	515,240

Series 4637, Class IP, 3.50%, 4/15/44	2,678,873	91,947

Series 4644, Class TI, 3.50%, 1/15/45	5,959,557	343,340

Series 4653, Class PI, 3.50%, 7/15/44	2,024,503	21,216

Series 4667, Class PI, 3.50%, 5/15/42	11,733,540	256,907

Series 4672, Class LI, 3.50%, 1/15/43	5,542,277	130,309

Series 4744, Class IO, 4.00%, 11/15/47	5,311,356	559,460

Series 4749, Class IL, 4.00%, 12/15/47	4,120,191	471,871

Series 4767, Class IM, 4.00%, 5/15/45	6,052,865	140,274

Series 4768, Class IO, 4.00%, 3/15/48	5,136,095	584,871

Principal Only:(3)

Series 4417, Class KO, 0.00%, 12/15/43	1,375,559	1,190,135

Series 4478, Class PO, 0.00%, 5/15/45	2,257,883	2,112,363

		$37,917,847

Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes:

Series 2020-DNA4, Class M2, 3.899%, (1 mo. USD LIBOR + 3.75%), 8/25/50(4)(5)	$6,500,000	$6,582,544

Series 2020-HQA4, Class M2, 3.299%, (1 mo. USD LIBOR + 3.15%), 9/25/50(4)(5)	11,000,000	11,084,689

		$17,667,233

Federal National Mortgage Association:

Series G94-7, Class PJ, 7.50%, 5/17/24	$133,321	$144,386

Series 1994-42, Class K, 6.50%, 4/25/24	86,429	93,093

Series 2009-62, Class WA, 5.569%, 8/25/39(6)	1,344,100	1,497,265

Series 2013-6, Class TA, 1.50%, 1/25/43	1,505,098	1,512,917

Series 2017-66, Class ZJ, 3.00%, 9/25/57	1,652,080	1,651,525

Series 2019-64, Class ZN, 3.50%, 11/25/49	4,294,191	4,295,962

23	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

October 31, 2020

Consolidated Portfolio of Investments — continued

Security	Principal Amount	Value

Federal National Mortgage Association: (continued)

Interest Only:(2)

Series 2004-46, Class SI, 5.851%, (6.00% - 1 mo. USD LIBOR), 5/25/34(1)	$2,496,780	$422,588

Series 2005-17, Class SA, 6.551%, (6.70% - 1 mo. USD LIBOR), 3/25/35(1)	1,747,353	421,206

Series 2005-71, Class SA, 6.601%, (6.75% - 1 mo. USD LIBOR), 8/25/25(1)	856,485	62,688

Series 2005-105, Class S, 6.551%, (6.70% - 1 mo. USD LIBOR), 12/25/35(1)	1,496,876	357,063

Series 2006-44, Class IS, 6.451%, (6.60% - 1 mo. USD LIBOR), 6/25/36(1)	1,287,252	301,446

Series 2006-65, Class PS, 7.071%, (7.22% - 1 mo. USD LIBOR), 7/25/36(1)	1,276,334	330,036

Series 2006-96, Class SN, 7.051%, (7.20% - 1 mo. USD LIBOR), 10/25/36(1)	1,602,547	345,852

Series 2006-104, Class SD, 6.491%, (6.64% - 1 mo. USD LIBOR), 11/25/36(1)	1,301,547	290,914

Series 2006-104, Class SE, 6.481%, (6.63% - 1 mo. USD LIBOR), 11/25/36(1)	867,698	193,625

Series 2007-50, Class LS, 6.301%, (6.45% - 1 mo. USD LIBOR), 6/25/37(1)	2,032,463	468,678

Series 2008-26, Class SA, 6.051%, (6.20% - 1 mo. USD LIBOR), 4/25/38(1)	2,368,777	533,296

Series 2008-61, Class S, 5.951%, (6.10% - 1 mo. USD LIBOR), 7/25/38(1)	4,096,147	786,567

Series 2010-124, Class SJ, 5.901%, (6.05% - 1 mo. USD LIBOR), 11/25/38(1)	647,533	12,466

Series 2010-135, Class SD, 5.851%, (6.00% - 1 mo. USD LIBOR), 6/25/39(1)	1,746,865	53,548

Series 2011-101, Class IC, 3.50%, 10/25/26	2,671,210	163,269

Series 2011-101, Class IE, 3.50%, 10/25/26	1,969,172	118,955

Series 2011-104, Class IM, 3.50%, 10/25/26	3,363,463	209,081

Series 2012-24, Class S, 5.351%, (5.50% - 1 mo. USD LIBOR), 5/25/30(1)	749,248	15,422

Series 2012-52, Class DI, 3.50%, 5/25/27	5,573,295	395,602

Series 2012-63, Class EI, 3.50%, 8/25/40	3,111,358	32,896

Series 2012-73, Class MS, 5.901%, (6.05% - 1 mo. USD LIBOR), 5/25/39(1)	903,968	5,363

Series 2012-76, Class GS, 5.901%, (6.05% - 1 mo. USD LIBOR), 9/25/39(1)	1,277,835	24,748

Series 2012-86, Class CS, 5.951%, (6.10% - 1 mo. USD LIBOR), 4/25/39(1)	751,063	8,539

Series 2012-94, Class KS, 6.501%, (6.65% - 1 mo. USD LIBOR), 5/25/38(1)	6,880,685	297,433

Series 2012-94, Class SL, 6.551%, (6.70% - 1 mo. USD LIBOR), 5/25/38(1)	5,160,514	224,761

Series 2012-97, Class PS, 6.001%, (6.15% - 1 mo. USD LIBOR), 3/25/41(1)	5,157,776	369,395

Series 2012-103, Class GS, 5.951%, (6.10% - 1 mo. USD LIBOR), 2/25/40(1)	1,281,052	12,024

Security	Principal Amount	Value

Federal National Mortgage Association: (continued)

Interest Only:(2) (continued)

Series 2012-112, Class SB, 6.001%, (6.15% - 1 mo. USD LIBOR), 9/25/40(1)	$4,374,728	$187,356

Series 2012-124, Class IO, 1.732%, 11/25/42(6)	5,995,096	299,055

Series 2012-139, Class LS, 6.001%, (6.15% - 1 mo. USD LIBOR), 12/25/42(1)	5,405,144	1,036,458

Series 2012-147, Class SA, 5.951%, (6.10% - 1 mo. USD LIBOR), 1/25/43(1)	6,839,628	1,317,577

Series 2012-150, Class PS, 6.001%, (6.15% - 1 mo. USD LIBOR), 1/25/43(1)	5,833,196	1,174,073

Series 2012-150, Class SK, 6.001%, (6.15% - 1 mo. USD LIBOR), 1/25/43(1)	9,041,454	1,632,846

Series 2013-11, Class IO, 4.00%, 1/25/43	16,777,531	2,792,073

Series 2013-12, Class SP, 5.501%, (5.65% - 1 mo. USD LIBOR), 11/25/41(1)	1,432,213	133,731

Series 2013-15, Class DS, 6.051%, (6.20% - 1 mo. USD LIBOR), 3/25/33(1)	6,766,136	1,325,568

Series 2013-23, Class CS, 6.101%, (6.25% - 1 mo. USD LIBOR), 3/25/33(1)	3,584,046	725,633

Series 2013-54, Class HS, 6.151%, (6.30% - 1 mo. USD LIBOR), 10/25/41(1)	3,386,470	225,984

Series 2013-64, Class PS, 6.101%, (6.25% - 1 mo. USD LIBOR), 4/25/43(1)	3,754,925	631,066

Series 2013-66, Class JI, 3.00%, 7/25/43	7,557,968	891,350

Series 2013-75, Class SC, 6.101%, (6.25% - 1 mo. USD LIBOR), 7/25/42(1)	7,600,247	787,401

Series 2014-29, Class IG, 3.50%, 6/25/43	1,509,842	57,362

Series 2014-32, Class EI, 4.00%, 6/25/44	1,909,636	258,970

Series 2014-41, Class SA, 5.901%, (6.05% - 1 mo. USD LIBOR), 7/25/44(1)	4,046,856	924,392

Series 2014-43, Class PS, 5.951%, (6.10% - 1 mo. USD LIBOR), 3/25/42(1)	4,337,434	645,141

Series 2014-55, Class IN, 3.50%, 7/25/44	5,571,360	649,396

Series 2014-64, Class BI, 3.50%, 3/25/44	1,630,966	92,784

Series 2014-67, Class IH, 4.00%, 10/25/44	3,798,785	485,432

Series 2014-80, Class CI, 3.50%, 12/25/44	3,359,084	390,094

Series 2014-89, Class IO, 3.50%, 1/25/45	5,336,849	458,873

Series 2015-6, Class IM, 1.00%, (5.33% - 1 mo. USD LIBOR x 1.33, Cap 1.00%), 6/25/43(1)	16,854,426	276,697

Series 2015-14, Class KI, 3.00%, 3/25/45	7,506,439	748,640

Series 2015-17, Class SA, 6.051%, (6.20% - 1 mo. USD LIBOR), 11/25/43(1)	4,589,669	321,820

Series 2015-22, Class GI, 3.50%, 4/25/45	2,972,015	386,788

Series 2015-31, Class SG, 5.951%, (6.10% - 1 mo. USD LIBOR), 5/25/45(1)	8,256,938	1,173,259

Series 2015-36, Class IL, 3.00%, 6/25/45	3,933,444	417,212

Series 2015-52, Class MI, 3.50%, 7/25/45	9,957,960	1,066,625

24	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

October 31, 2020

Consolidated Portfolio of Investments — continued

Security	Principal Amount	Value

Federal National Mortgage Association: (continued)

Interest Only:(2) (continued)

Series 2015-93, Class BS, 6.001%, (6.15% - 1 mo. USD LIBOR), 8/25/45(1)	$5,521,641	$783,252

Series 2017-46, Class NI, 3.00%, 8/25/42	6,346,395	116,826

Series 2018-21, Class IO, 3.00%, 4/25/48	13,521,304	1,154,823

		$39,221,166

Government National Mortgage Association:

Series 2017-101, Class NS, 5.00%, (20.00% - 1 mo. USD LIBOR x 5.00, Cap 5.00%), 7/20/47(1)	$361,426	$362,966

Series 2017-115, Class ZA, 3.00%, 7/20/47	293,587	293,576

Series 2019-110, Class ZD, 3.50%, 9/20/49	983,043	982,709

Series 2019-158, Class ZJ, 3.50%, 12/20/49	6,543,949	6,544,494

Interest Only:(2)

Series 2014-68, Class KI, 2.429%, 10/20/42(6)	5,411,007	236,279

Series 2017-104, Class SD, 6.049%, (6.20% - 1 mo. USD LIBOR), 7/20/47(1)	10,632,452	1,891,444

Series 2017-121, Class DS, 4.349%, (4.50% - 1 mo. USD LIBOR), 8/20/47(1)	8,137,625	899,210

Series 2017-137, Class AS, 4.349%, (4.50% - 1 mo. USD LIBOR), 9/20/47(1)	11,998,023	1,229,314

Series 2020-146, Class IQ, 2.00%, 10/20/50	25,000,000	2,561,770

		$15,001,762

Total Collateralized Mortgage Obligations (identified cost $166,619,909)		$109,808,008

Mortgage Pass-Throughs — 13.7%
Security	Principal Amount	Value

Federal Home Loan Mortgage Corp.:

2.802%, (COF + 1.25%), with maturity at 2035(7)	$316,326	$324,268

3.00%, with maturity at 2050	33,943,354	35,825,249

4.357%, (COF + 1.25%), with maturity at 2030(7)	108,853	115,221

7.00%, with various maturities to 2036	1,160,028	1,319,279

8.00%, with maturity at 2026	55,362	59,666

		$37,643,683

Federal National Mortgage Association:

3.00%, with maturity at 2050	$9,564,690	$10,055,374

3.401%, (COF + 1.25%), with maturity at 2035(7)	192,593	198,188

3.934%, (COF + 1.78%), with maturity at 2035(7)	758,859	800,634

6.00%, with maturity at 2032	277,848	320,908

6.50%, with maturity at 2036	593,253	675,420

Security	Principal Amount	Value

Federal National Mortgage Association: (continued)

7.00%, with various maturities to 2037	$498,584	$567,816

8.50%, with maturity at 2032	150,023	176,280

9.50%, with maturity at 2028	57,446	64,368

		$12,858,988

Government National Mortgage Association:

2.50%, with maturity at 2050	$50,000,000	$52,445,020

3.00%, with maturity at 2050	79,300,794	83,376,752

		$135,821,772

Total Mortgage Pass-Throughs (identified cost $186,336,864)		$186,324,443

Commercial Mortgage-Backed Securities — 0.9%
Security	Principal Amount	Value

JPMBB Commercial Mortgage Securities Trust

Series 2014-C22, Class D, 4.554%, 9/15/47(4)(6)	$3,430,000	$2,248,148

Series 2014-C25, Class D, 3.95%, 11/15/47(4)(6)	8,045,000	5,813,645

Morgan Stanley Bank of America Merrill Lynch Trust

Series 2013-C11, Class D, 4.497%, 8/15/46(4)(6)	5,000,000	1,149,533

WF-RBS Commercial Mortgage Trust

Series 2014-C24, Class D, 3.692%, 11/15/47(4)	8,000,000	3,272,730

Total Commercial Mortgage-Backed Securities (identified cost $23,293,214)		$12,484,056

Asset-Backed Securities — 10.2%
Security	Principal Amount	Value

Alinea CLO, Ltd.

Series 2018-1A, Class E, 6.218%, (3 mo. USD LIBOR + 6.00%), 7/20/31(4)(5)	$2,000,000	$1,738,789

Allegany Park CLO, Ltd.

Series 2019-1A, Class D, 3.918%, (3 mo. USD LIBOR + 3.70%), 1/20/33(4)(5)	1,700,000	1,636,138

AMMC CLO 15, Ltd.

Series 2014-15A, Class ERR, 7.147%, (3 mo. USD LIBOR + 6.91%), 1/15/32(4)(5)	3,000,000	2,616,652

AMMC CLO XII, Ltd.

Series 2013-12A, Class ER, 6.423%, (3 mo. USD LIBOR + 6.18%), 11/10/30(4)(5)	2,000,000	1,553,258

Ares XL CLO, Ltd.

Series 2016-40A, Class DR, 6.587%, (3 mo. USD LIBOR + 6.35%), 1/15/29(4)(5)	1,000,000	898,227

25	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

October 31, 2020

Consolidated Portfolio of Investments — continued

Security	Principal Amount	Value

Ares XXXIIR CLO, Ltd.

Series 2014-32RA, Class D, 6.13%, (3 mo. USD LIBOR + 5.85%), 5/15/30(4)(5)	$4,000,000	$3,492,409

Ares XXXVR CLO, Ltd.

Series 2015-35RA, Class E, 5.937%, (3 mo. USD LIBOR + 5.70%), 7/15/30(4)(5)	3,000,000	2,628,962

Babson CLO, Ltd.

Series 2016-1A, Class ER, 6.209%, (3 mo. USD LIBOR + 6.00%), 7/23/30(4)(5)	2,000,000	1,694,635

Series 2018-1A, Class D, 5.737%, (3 mo. USD LIBOR + 5.50%), 4/15/31(4)(5)	5,000,000	4,155,015

Bain Capital Credit CLO, Ltd.

Series 2017-2A, Class E, 6.565%, (3 mo. USD LIBOR + 6.35%), 7/25/30(4)(5)	2,250,000	1,873,614

Series 2018-1A, Class E, 5.559%, (3 mo. USD LIBOR + 5.35%), 4/23/31(4)(5)	3,500,000	2,838,388

Barings CLO, Ltd.

Series 2017-1A, Class E, 6.218%, (3 mo. USD LIBOR + 6.00%), 7/18/29(4)(5)	2,900,000	2,673,362

Benefit Street Partners CLO V-B, Ltd.

Series 2018-5BA, Class D, 6.168%, (3 mo. USD LIBOR + 5.95%), 4/20/31(4)(5)	3,000,000	2,478,889

Benefit Street Partners CLO VIII, Ltd.

Series 2015-8A, Class DR, 5.818%, (3 mo. USD LIBOR + 5.60%), 1/20/31(4)(5)	5,000,000	3,930,904

Benefit Street Partners CLO XIV, Ltd.

Series 2018-14A, Class E, 5.568%, (3 mo. USD LIBOR + 5.35%), 4/20/31(4)(5)	3,000,000	2,470,555

Benefit Street Partners CLO XVI, Ltd.

Series 2018-16A, Class E, 6.918%, (3 mo. USD LIBOR + 6.70%), 1/17/32(4)(5)	2,000,000	1,810,091

Betony CLO 2, Ltd.

Series 2018-1A, Class D, 5.864%, (3 mo. USD LIBOR + 5.65%), 4/30/31(4)(5)	3,000,000	2,567,918

BlueMountain CLO, Ltd.

Series 2015-3A, Class DR, 5.618%, (3 mo. USD LIBOR + 5.40%), 4/20/31(4)(5)	2,000,000	1,511,265

Series 2016-3A, Class ER, 6.23%, (3 mo. USD LIBOR + 5.95%), 11/15/30(4)(5)	1,000,000	788,663

Series 2018-1A, Class E, 6.164%, (3 mo. USD LIBOR + 5.95%), 7/30/30(4)(5)	750,000	598,475

Canyon Capital CLO, Ltd.

Series 2016-1A, Class ER, 5.987%, (3 mo. USD LIBOR + 5.75%), 7/15/31(4)(5)	4,000,000	3,418,125

Series 2016-2A, Class ER, 6.237%, (3 mo. USD LIBOR + 6.00%), 10/15/31(4)(5)	1,000,000	845,596

Series 2017-1A, Class E, 6.487%, (3 mo. USD LIBOR + 6.25%), 7/15/30(4)(5)	1,000,000	863,700

Series 2018-1A, Class E, 5.987%, (3 mo. USD LIBOR + 5.75%), 7/15/31(4)(5)	2,000,000	1,710,715

Security	Principal Amount	Value

Carlyle Global Market Strategies CLO, Ltd.

Series 2012-3A, Class DR2, 6.724%, (3 mo. USD LIBOR + 6.50%), 1/14/32(4)(5)	$1,000,000	$764,602

Series 2014-3RA, Class D, 5.617%, (3 mo. USD LIBOR + 5.40%), 7/27/31(4)(5)	2,000,000	1,542,506

Series 2014-4RA, Class D, 5.887%, (3 mo. USD LIBOR + 5.65%), 7/15/30(4)(5)	3,000,000	2,266,079

Series 2015-5A, Class DR, 6.918%, (3 mo. USD LIBOR + 6.70%), 1/20/32(4)(5)	3,500,000	2,741,593

Series C17A, Class DR, 6.214%, (3 mo. USD LIBOR + 6.00%), 4/30/31(4)(5)	3,000,000	2,486,018

Cole Park CLO, Ltd.

Series 2015-1A, Class ER, 6.818%, (3 mo. USD LIBOR + 6.60%), 10/20/28(4)(5)	2,000,000	1,809,606

Dryden CLO, Ltd.

Series 2018-55A, Class E, 5.637%, (3 mo. USD LIBOR + 5.40%), 4/15/31(4)(5)	1,000,000	854,985

Dryden Senior Loan Fund

Series 2015-40A, Class ER, 6.03%, (3 mo. USD LIBOR + 5.75%), 8/15/31(4)(5)	2,000,000	1,767,918

Series 2016-42A, Class ER, 5.787%, (3 mo. USD LIBOR + 5.55%), 7/15/30(4)(5)	2,000,000	1,756,818

Galaxy XXI CLO, Ltd.

Series 2015-21A, Class DR, 2.868%, (3 mo. USD LIBOR + 2.65%), 4/20/31(4)(5)	5,000,000	4,484,609

Series 2015-21A, Class ER, 5.468%, (3 mo. USD LIBOR + 5.25%), 4/20/31(4)(5)	4,000,000	3,350,349

Galaxy XXV CLO, Ltd.

Series 2018-25A, Class E, 6.165%, (3 mo. USD LIBOR + 5.95%), 10/25/31(4)(5)	2,000,000	1,732,884

Golub Capital Partners CLO 22B, Ltd.

Series 2015-22A, Class ER, 6.218%, (3 mo. USD LIBOR + 6.00%), 1/20/31(4)(5)	3,000,000	2,472,841

Golub Capital Partners CLO 37B, Ltd.

Series 2018-37A, Class E, 5.968%, (3 mo. USD LIBOR + 5.75%), 7/20/30(4)(5)	3,000,000	2,569,132

Golub Capital Partners CLO, Ltd.

Series 2020-48A, Class D, 4.018%, (3 mo. USD LIBOR + 3.80%), 4/17/33(4)(5)	3,000,000	2,802,851

Highbridge Loan Management, Ltd.

Series 3A-2014, Class DR, 6.718%, (3 mo. USD LIBOR + 6.50%), 7/18/29(4)(5)	2,900,000	2,455,498

ICG US CLO, Ltd.

Series 2018-2A, Class E, 5.966%, (3 mo. USD LIBOR + 5.75%), 7/22/31(4)(5)	1,000,000	780,648

Madison Park Funding XVII, Ltd.

Series 2015-17A, Class DR, 3.809%, (3 mo. USD LIBOR + 3.60%), 7/21/30(4)(5)	3,500,000	3,436,497

Series 2015-17A, Class ER, 6.709%, (3 mo. USD LIBOR + 6.50%), 7/21/30(4)(5)	2,500,000	2,245,636

26	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

October 31, 2020

Consolidated Portfolio of Investments — continued

Security	Principal Amount	Value

Neuberger Berman CLO XXII, Ltd.

Series 2016-22A, Class ER, 6.278%, (3 mo. USD LIBOR + 6.06%), 10/17/30(4)(5)	$2,000,000	$1,798,789

Neuberger Berman Loan Advisers CLO 30, Ltd.

Series 2018-30A, Class E, 6.968%, (3 mo. USD LIBOR + 6.75%), 1/20/31(4)(5)	2,000,000	1,916,872

Palmer Square CLO, Ltd.

Series 2013-2A, Class DRR, 6.068%, (3 mo. USD LIBOR + 5.85%), 10/17/31(4)(5)	1,500,000	1,334,211

Series 2015-1A, Class DR2, 6.497%, (3 mo. USD LIBOR + 6.25%), 5/21/29(4)(5)	2,000,000	1,843,802

Series 2018-1A, Class D, 5.368%, (3 mo. USD LIBOR + 5.15%), 4/18/31(4)(5)	4,000,000	3,607,468

Series 2018-2A, Class D, 5.83%, (3 mo. USD LIBOR + 5.60%), 7/16/31(4)(5)	2,500,000	2,200,244

Pnmac Gmsr Issuer Trust

Series 2018-GT1, Class A, 2.999%, (1 mo. USD LIBOR + 2.85%), 2/25/23(4)(5)	5,000,000	4,923,767

Series 2018-GT2, Class A, 2.799%, (1 mo. USD LIBOR + 2.65%), 8/25/25(4)(5)	4,272,000	4,134,595

Recette CLO, Ltd.

Series 2015-1A, Class F, 7.668%, (3 mo. USD LIBOR + 7.45%), 10/20/27(4)(5)	2,000,000	1,682,194

Regatta IX Funding, Ltd.

Series 2017-1A, Class E, 6.218%, (3 mo. USD LIBOR + 6.00%), 4/17/30(4)(5)	3,000,000	2,738,531

Regatta XIII Funding, Ltd.

Series 2018-2A, Class D, 6.187%, (3 mo. USD LIBOR + 5.95%), 7/15/31(4)(5)	3,000,000	2,554,504

Regatta XV Funding, Ltd.

Series 2018-4A, Class D, 6.715%, (3 mo. USD LIBOR + 6.50%), 10/25/31(4)(5)	2,000,000	1,790,710

THL Credit Wind River CLO, Ltd.

Series 2013-1A, Class DR, 6.518%, (3 mo. USD LIBOR + 6.30%), 7/20/30(4)(5)	2,037,589	1,471,581

Series 2017-1A, Class E, 6.638%, (3 mo. USD LIBOR + 6.42%), 4/18/29(4)(5)	2,000,000	1,718,240

Upland CLO, Ltd.

Series 2016-1A, Class DR, 6.118%, (3 mo. USD LIBOR + 5.90%), 4/20/31(4)(5)	2,000,000	1,732,043

Vibrant CLO IX, Ltd.

Series 2018-9A, Class D, 6.468%, (3 mo. USD LIBOR + 6.25%), 7/20/31(4)(5)	2,000,000	1,536,755

Voya CLO, Ltd.

Series 2013-1A, Class DR, 6.717%, (3 mo. USD LIBOR + 6.48%), 10/15/30(4)(5)	5,000,000	3,856,386

Series 2014-1A, Class DR2, 6.218%, (3 mo. USD LIBOR + 6.00%), 4/18/31(4)(5)	2,000,000	1,598,057

Series 2015-3A, Class DR, 6.418%, (3 mo. USD LIBOR + 6.20%), 10/20/31(4)(5)	2,000,000	1,643,695

Security	Principal Amount	Value

Voya CLO, Ltd. (continued)

Series 2018-2A, Class E, 5.487%, (3 mo. USD LIBOR + 5.25%), 7/15/31(4)(5)	$1,000,000	$838,373

Total Asset-Backed Securities (identified cost $159,523,260)		$138,036,232

U.S. Government Guaranteed Small Business Administration Loans(8)(9) — 3.6%
Security	Principal Amount	Value

0.66%, 3/15/30	$2,695,021	$51,755

0.73%, 7/15/31	3,082,127	76,723

0.93%, 5/15/42	1,627,571	56,474

0.98%, 4/15/32	1,510,033	52,031

1.31%, 4/15/42 to 7/15/42	5,886,814	303,798

1.34%, 9/15/41	1,896,925	94,985

1.38%, 6/15/41	3,111,968	150,999

1.56%, 7/15/42	2,483,333	146,565

1.59%, 10/21/36	1,255,759	61,741

1.61%, 12/15/41 to 7/15/42	7,361,574	458,362

1.63%, 9/15/41	1,967,065	123,562

1.68%, 4/15/41 to 7/15/41	3,657,816	232,068

1.73%, 10/15/33 to 11/21/41	3,005,258	181,566

1.74%, 5/15/36	3,554,644	187,872

1.81%, 12/21/41 to 11/15/42	7,842,924	537,256

1.84%, 11/9/36 to 2/15/40	2,994,286	175,139

1.86%, 12/28/41 to 6/15/42	18,366,922	1,255,172

1.91%, 2/15/42 to 7/15/42	10,193,610	772,853

1.93%, 7/15/42	1,740,469	129,829

1.96%, 11/29/30 to 8/15/42	5,062,300	360,250

1.98%, 10/15/37	1,049,982	60,226

2.03%, 2/15/42 to 5/15/42	4,699,895	418,493

2.06%, 5/15/42 to 7/15/42	5,071,466	398,344

2.11%, 4/15/33 to 7/15/42	7,073,495	534,843

2.16%, 5/15/42 to 6/15/42	3,951,165	308,010

2.21%, 8/15/42	3,239,049	264,665

2.23%, 1/15/41 to 7/15/41	2,775,339	235,214

2.28%, 11/1/29	1,320,538	82,961

2.31%, 4/15/42 to 7/15/42	5,169,308	477,482

2.36%, 1/16/42 to 6/15/42	18,596,066	1,641,889

2.38%, 6/15/42	1,651,319	145,616

2.39%, 7/15/40	1,405,312	108,841

2.41%, 1/15/38 to 7/15/42	14,976,270	1,371,320

2.43%, 3/15/41 to 1/5/42	3,097,510	269,816

2.46%, 12/15/26 to 8/15/42	12,982,189	1,178,316

2.48%, 2/23/41	1,117,538	102,517

27	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

October 31, 2020

Consolidated Portfolio of Investments — continued

Security	Principal Amount	Value

2.56%, 1/15/41 to 7/15/42	$3,258,232	$334,284

2.59%, 4/15/36	1,394,584	107,254

2.61%, 6/15/33 to 7/15/42	7,077,013	680,332

2.63%, 4/15/41	1,240,633	119,316

2.66%, 3/15/42 to 6/15/42	4,618,837	475,164

2.68%, 4/15/41 to 4/15/42	3,458,689	359,742

2.71%, 5/15/27 to 9/15/42	20,385,516	2,123,548

2.73%, 8/15/42	1,224,604	132,285

2.86%, 5/15/32 to 7/15/42	16,420,170	1,809,723

2.88%, 10/25/41 to 1/7/43(10)	33,159,604	3,714,598

2.89%, 8/15/40	1,025,395	97,390

2.91%, 12/15/41 to 7/15/42	13,042,350	1,529,111

2.93%, 4/15/41 to 7/15/42	4,173,180	435,280

2.95%, 1/15/42 to 3/15/43(10)	20,679,754	2,463,396

2.96%, 2/15/27 to 1/15/43	12,968,091	1,303,251

2.98%, 2/15/41 to 7/15/42	10,002,349	1,251,936

3.03%, 7/15/41 to 6/15/42	2,461,636	286,916

3.11%, 12/15/41 to 8/15/42	8,447,359	976,676

3.13%, 6/15/32	613,074	59,372

3.16%, 5/15/42 to 1/15/43	15,803,942	2,038,317

3.19%, 8/15/39	1,533,112	164,751

3.21%, 12/15/26 to 10/15/42	16,456,089	1,948,821

3.23%, 2/15/41 to 4/15/42	4,393,678	465,675

3.24%, 7/15/28 to 4/15/42	2,693,296	245,773

3.28%, 6/21/26 to 7/15/42	6,395,828	672,275

3.36%, 3/15/42 to 5/15/42	3,071,816	397,096

3.41%, 4/15/42 to 12/15/42	5,667,048	774,238

3.43%, 11/7/39 to 9/15/41	1,557,204	182,475

3.46%, 2/15/27 to 8/15/42	13,364,809	1,430,536

3.48%, 5/15/36 to 7/15/42	3,405,860	433,206

3.53%, 6/15/26 to 8/15/42	3,063,936	311,829

3.61%, 5/15/32 to 6/15/42	10,796,045	1,563,708

3.64%, 8/15/41 to 12/15/41	3,690,248	556,777

3.66%, 5/15/42 to 7/15/42	9,153,658	1,388,150

3.68%, 11/15/31 to 5/15/42	3,927,128	524,817

3.71%, 1/15/24 to 8/15/42	30,908,724	3,446,823

3.73%, 12/15/36 to 1/15/37	3,063,434	353,236

3.78%, 11/15/26 to 6/15/42	7,827,722	930,660

Total U.S. Government Guaranteed Small Business Administration Loans (identified cost $50,597,395)		$49,096,290

Sovereign Loans — 0.0%(11)
Borrower		Principal Amount (000’s omitted)	Value

Nigeria — 0.0%(11)

Bank of Industry Limited

Term Loan, 6.22%, (3 mo. USD LIBOR + 6.00%), Maturing April 11, 2021(5)(12)		$453	$438,128

Total Sovereign Loans (identified cost $452,149)			$438,128

Foreign Government Bonds — 20.4%
Security		Principal Amount (000’s omitted)	Value

Iceland — 2.8%

Republic of Iceland, 5.00%, 11/15/28	ISK	1,278,572	$10,433,403

Republic of Iceland, 6.50%, 1/24/31	ISK	1,622,639	14,998,843

Republic of Iceland, 8.00%, 6/12/25	ISK	1,465,382	12,896,818

Total Iceland			$38,329,064

Indonesia — 2.4%

Indonesia Government Bond, 6.50%, 2/15/31	IDR	199,409,000	$13,563,174

Indonesia Government Bond, 7.00%, 9/15/30	IDR	153,000,000	10,780,615

Indonesia Government Bond, 7.50%, 4/15/40	IDR	74,225,000	5,212,752

Indonesia Government Bond, 8.375%, 4/15/39	IDR	45,746,000	3,394,744

Total Indonesia			$32,951,285

New Zealand — 6.4%

New Zealand Government Bond, 2.00%, 9/20/25(13)(14)	NZD	44,429	$33,301,828

New Zealand Government Bond, 2.50%, 9/20/35(13)(14)	NZD	622	598,181

New Zealand Government Bond, 3.00%, 9/20/30(13)(14)	NZD	59,090	53,303,093

Total New Zealand			$87,203,102

Peru — 2.4%

Peru Government Bond, 5.94%, 2/12/29(4)(13)	PEN	56,477	$18,653,574

Peru Government Bond, 6.15%, 8/12/32(4)(13)	PEN	37,752	12,043,734

Peru Government Bond, 6.95%, 8/12/31	PEN	5,285	1,805,005

Total Peru			$32,502,313

28	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

October 31, 2020

Consolidated Portfolio of Investments — continued

Security		Principal Amount (000’s omitted)	Value

Russia — 0.7%

Russia Government Bond, 2.50%, 2/2/28(14)	RUB	774,020	$9,699,155

Total Russia			$9,699,155

Serbia — 0.9%

Serbia Treasury Bond, 5.75%, 7/21/23	RSD	1,035,720	$11,250,426

Serbia Treasury Bond, 5.875%, 2/8/28	RSD	97,420	1,126,515

Total Serbia			$12,376,941

Thailand — 2.5%

Thailand Government Bond, 1.25%, 3/12/28(13)(14)	THB	1,073,645	$33,523,433

Total Thailand			$33,523,433

Ukraine — 2.3%

Ukraine Government Bond, 16.00%, 8/11/21	UAH	151,050	$5,527,874

Ukraine Government Bond, 16.06%, 8/3/22	UAH	25,000	949,159

Ukraine Government International Bond, 0.00%, GDP-Linked, 5/31/40(4)(13)(15)	USD	4,433	3,854,183

Ukraine Government International Bond, 11.67%, 11/22/23	UAH	25,000	887,160

Ukraine Government International Bond, 15.84%, 2/26/25	UAH	255,480	10,107,066

Ukraine Government International Bond, 17.00%, 5/11/22	UAH	238,050	9,099,082

Total Ukraine			$30,424,524

Total Foreign Government Bonds (identified cost $265,577,786)			$277,009,817

Foreign Corporate Bonds — 3.9%
Security		Principal Amount (000’s omitted)	Value

Argentina — 0.2%

Generacion Mediterranea S.A./Central Termica Roca S.A., 15.00%, 5/5/23(4)(16)	USD	1,250	$800,582

Telecom Argentina S.A., 8.00%, 7/18/26(13)	USD	1,900	1,571,319

Transportadora de Gas del Sur S.A., 6.75%, 5/2/25(13)	USD	1,000	825,000

Total Argentina			$3,196,901

Belarus — 0.0%(11)

Eurotorg, LLC Via Bonitron DAC, 9.00%, 10/22/25(13)	USD	484	$486,420

Total Belarus			$486,420

Security		Principal Amount (000’s omitted)	Value

Brazil — 0.1%

Odebrecht Offshore Drilling Finance, Ltd., 6.72%, 12/1/22(13)	USD	1,619	$1,473,108

Total Brazil			$1,473,108

Bulgaria — 0.1%

Eurohold Bulgaria AD, 6.50%, 12/7/22(13)	EUR	1,200	$1,323,934

Total Bulgaria			$1,323,934

Canada — 0.1%

Gran Tierra Energy International Holdings, Ltd., 6.25%, 2/15/25(4)	USD	278	$97,995

Gran Tierra Energy International Holdings, Ltd., 6.25%, 2/15/25(13)	USD	2,238	788,895

Total Canada			$886,890

China — 0.2%

CIFI Holdings Group Co., Ltd., 5.50%, 1/23/22(13)	USD	500	$507,497

Logan Property Holdings Co., Ltd., 6.875%, 4/24/21(13)	USD	500	507,500

Shimao Group Holdings, Ltd., 5.60%, 7/15/26(13)	USD	1,300	1,426,662

Total China			$2,441,659

Colombia — 0.1%

Frontera Energy Corp., 9.70%, 6/25/23(13)	USD	1,333	$1,076,398

Total Colombia			$1,076,398

El Salvador — 0.1%

AES El Salvador Trust II, 6.75%, 3/28/23(13)	USD	1,254	$1,145,711

Total El Salvador			$1,145,711

Georgia — 0.2%

Georgia Capital JSC, 6.125%, 3/9/24(13)	USD	1,850	$1,813,000

Silknet JSC, 11.00%, 4/2/24(13)	USD	1,159	1,238,415

Total Georgia			$3,051,415

Iceland — 0.4%

Arion Banki HF, 6.00%, 4/12/24(13)	ISK	440,000	$3,458,713

Islandsbanki HF, 6.40%, 10/26/23	ISK	120,000	943,668

Landsbankinn HF, 5.00%, 11/23/23(13)	ISK	120,000	911,303

WOW Air HF, 0.00% (16)(17)(18)	EUR	20	0

WOW Air HF, 0.00%, (3 mo. EURIBOR + 9.00%), 9/24/24(16)(17)	EUR	900	0

Total Iceland			$5,313,684

29	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

October 31, 2020

Consolidated Portfolio of Investments — continued

Security		Principal Amount (000’s omitted)	Value

Indonesia — 0.1%

Bayan Resources Tbk PT, 6.125%, 1/24/23(13)	USD	1,660	$1,619,362

Total Indonesia			$1,619,362

Ireland — 0.2%

Aragvi Finance International DAC, 12.00%, 4/9/24(13)	USD	2,000	$2,095,000

Total Ireland			$2,095,000

Mauritius — 0.0%(11)

HTA Group, Ltd./Mauritius, 7.00%, 12/18/25(13)	USD	350	$367,437

Total Mauritius			$367,437

Mexico — 0.2%

Braskem Idesa SAPI, 7.45%, 11/15/29(13)	USD	2,170	$2,072,350

Grupo Kaltex S.A. de CV, 8.875%, 4/11/22(13)	USD	1,962	1,233,166

Total Mexico			$3,305,516

Netherlands — 0.5%

Ardshinbank CJSC Via Dilijan Finance BV, 6.50%, 1/28/25(13)	USD	2,200	$1,980,000

Braskem Netherlands Finance BV, 4.50%, 1/31/30(13)	USD	1,206	1,115,309

Metinvest BV, 5.625%, 6/17/25(13)	EUR	840	921,119

Metinvest BV, 7.75%, 4/23/23(13)	USD	461	472,903

Metinvest BV, 8.50%, 4/23/26(13)	USD	506	513,008

Petrobras Global Finance BV, 6.90%, 3/19/49	USD	1,530	1,733,704

Total Netherlands			$6,736,043

Nigeria — 0.1%

SEPLAT Petroleum Development Co. PLC, 9.25%, 4/1/23(13)	USD	1,100	$1,104,125

Total Nigeria			$1,104,125

Paraguay — 0.2%

Frigorifico Concepcion S.A., 10.25%, 1/29/25(13)	USD	2,300	$2,242,500

Total Paraguay			$2,242,500

Peru — 0.1%

Telefonica del Peru S.A., 7.375%, 4/10/27(13)	PEN	3,500	$980,639

Total Peru			$980,639

Security		Principal Amount (000’s omitted)	Value

Russia — 0.2%

Gazprom PJSC via Gaz Finance PLC, 4.599% to 10/26/25(13)(18)	USD	870	$870,397

Petropavlovsk 2016 Ltd., 8.125%, 11/14/22(13)	USD	1,231	1,241,469

Total Russia			$2,111,866

Saint Lucia — 0.1%

Digicel International Finance, Ltd./Digicel Holdings Bermuda, Ltd., 8.75%, 5/25/24(13)	USD	1,503	$1,506,757

Total Saint Lucia			$1,506,757

Saudi Arabia — 0.1%

Dar Al-Arkan Sukuk Co., Ltd., 6.75%, 2/15/25(13)	USD	550	$524,854

Dar Al-Arkan Sukuk Co., Ltd., 6.875%, 4/10/22(13)	USD	1,500	1,497,030

Total Saudi Arabia			$2,021,884

Singapore — 0.3%

Alam Synergy Pte Ltd., 6.625%, 4/24/22(13)	USD	1,725	$1,213,593

Puma International Financing S.A., 5.00%, 1/24/26(13)	USD	1,722	1,426,677

TBLA International Pte Ltd., 7.00%, 1/24/23(13)	USD	1,000	939,972

Total Singapore			$3,580,242

Turkey — 0.1%

QNB Finansbank AS, 6.875%, 9/7/24(13)	USD	530	$541,263

Ulker Biskuvi Sanayi AS, 6.95%, 10/30/25(13)	USD	1,022	1,015,940

Total Turkey			$1,557,203

Ukraine — 0.1%

Kernel Holding S.A., 8.75%, 1/31/22(13)	USD	1,500	$1,571,625

Total Ukraine			$1,571,625

United Kingdom — 0.1%

Ellaktor Value PLC, 6.375%, 12/15/24(13)	EUR	1,050	$1,056,571

Total United Kingdom			$1,056,571

Uzbekistan — 0.0%(11)

Nederlandse Financierings-Maatschappij voor Ontwikkelingslanden NV (FMO), 15.00%, 12/8/22(13)	UZS	3,000,000	$288,094

Total Uzbekistan			$288,094

Total Foreign Corporate Bonds (identified cost $54,658,518)			$52,540,984

30	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

October 31, 2020

Consolidated Portfolio of Investments — continued

Convertible Bonds — 0.3%
Security		Principal Amount (000’s omitted)	Value

Bermuda — 0.3%

Liberty Latin America, Ltd., 2.00%, 7/15/24	USD	3,985	$3,494,994

Total Bermuda			$3,494,994

Total Convertible Bonds (identified cost $3,313,872)			$3,494,994

Common Stocks — 0.3%
Security		Shares	Value

Iceland — 0.3%

Arion Banki HF(4)(19)		2,497,017	$1,481,022

Eik Fasteignafelag HF(19)		3,180,300	164,414

Eimskipafelag Islands HF(19)		326,400	433,463

Hagar HF(19)		1,349,100	519,904

Reginn HF(19)		1,843,700	210,076

Reitir Fasteignafelag HF		875,500	285,264

Siminn HF		13,623,900	719,598

Total Iceland			$3,813,741

Total Common Stocks (identified cost $5,902,392)			$3,813,741

Loan Participation Notes — 0.0%(11)
Security		Principal Amount (000’s omitted)	Value

Uzbekistan — 0.0%(11)

Daryo Finance BV (borrower - Uzbek Industrial and Construction Bank ATB), 18.75%, 6/15/23(13)(16)(20)	UZS	2,619,000	$266,247

Europe Asia Investment Finance BV (borrower - Joint Stock Commercial Bank “Asaka”), 18.70%, 7/26/23(13)(16)(20)	UZS	2,952,000	297,600

Total Uzbekistan			$563,847

Total Loan Participation Notes (identified cost $558,933)			$563,847

Closed-End Funds — 1.0%
Security	Shares	Value

BlackRock Multi-Sector Income Trust	156,650	$2,451,572

Nuveen Global High Income Fund	83,400	1,135,074

PGIM Global High Yield Fund, Inc.	430,326	5,478,050

Western Asset High Income Opportunity Fund, Inc.	804,975	3,928,278

Total Closed-End Funds (identified cost $13,337,045)		$12,992,974

Exchange-Traded Funds — 2.3%
Security	Shares	Value

VanEck Vectors Fallen Angel High Yield Bond ETF	1,044,000	$31,205,160

Total Exchange-Traded Funds (identified cost $28,474,657)		$31,205,160

Reinsurance Side Cars — 2.6%
Security	Principal Amount/ Shares	Value

Altair VI Reinsurance(16)(19)(21)(22)	1,000	$214,500

Blue Lotus Re, Ltd.(16)(19)(21)(22)	242	273,764

Eden Re II, Ltd., Series 2018A, 0.00%, 3/22/22(4)(16)(21)	$7,471	81,236

Eden Re II, Ltd., Series 2018B, 0.00%, 3/22/22(4)(16)(21)	$8,667	234,634

Eden Re II, Ltd., Series 2019A, 0.00%, 3/22/23(4)(16)(21)	$5,000	40,583

Eden Re II, Ltd., Series 2019B, 0.00%, 3/22/23(4)(16)(21)	$95,000	793,468

Eden Re II, Ltd., Series 2020A, 0.00%, 3/22/24(4)(16)(21)	$9,900,000	10,989,000

Mt. Logan Re, Ltd., Series 13, Preference Shares(16)(19)(21)(22)	10,000	9,659,610

Mt. Logan Re, Ltd., Special Investment Series 13, 12/18(16)(19)(21)(22)	2,000	694,775

Mt. Logan Re, Ltd., Special Investment Series 13, 12/19(16)(19)(21)(22)	1,829	1,655,302

Sussex Capital, Ltd., Designated Investment Series 5, 5/19(16)(19)(21)(22)	249	38,398

Sussex Capital, Ltd., Designated Investment Series 5, 12/19(16)(19)(21)(22)	791	262,678

Sussex Capital, Ltd., Designated Investment Series 5, 6/20(16)(19)(21)(22)	434	434,117

Sussex Capital, Ltd., Series 5, Preference Shares(16)(19)(21)(22)	6,000	6,053,535

Sussex Re, Ltd., Series 2020A(16)(19)(21)(22)	4,081,939	4,400,330

31	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

October 31, 2020

Consolidated Portfolio of Investments — continued

Security		Principal Amount/ Shares	Value

Versutus Re, Ltd., Series 2019(16)(19)(21)(22)		234,323	$258,693

Total Reinsurance Side Cars (identified cost $32,574,324)			$36,084,623

U.S. Treasury Obligations — 3.1%
Security		Principal Amount	Value

U.S. Treasury Inflation-Protected Note, 0.50%, 4/15/24(23)		$39,363,572	$41,565,952

Total U.S. Treasury Obligations (identified cost $39,727,183)			$41,565,952

Short-Term Investments — 25.6%

Foreign Government Securities — 4.3%
Security		Principal Amount (000’s omitted)	Value

Egypt — 4.3%

Egypt Treasury Bill, 0.00%, 11/3/20	EGP	277,000	$17,643,312

Egypt Treasury Bill, 0.00%, 11/10/20	EGP	90,325	5,751,156

Egypt Treasury Bill, 0.00%, 11/17/20	EGP	206,850	13,189,381

Egypt Treasury Bill, 0.00%, 12/8/20	EGP	21,900	1,378,464

Egypt Treasury Bill, 0.00%, 12/29/20	EGP	26,275	1,649,825

Egypt Treasury Bill, 0.00%, 2/2/21	EGP	22,625	1,402,190

Egypt Treasury Bill, 0.00%, 2/16/21	EGP	213,650	13,175,423

Egypt Treasury Bill, 0.00%, 3/2/21	EGP	15,325	940,404

Egypt Treasury Bill, 0.00%, 3/30/21	EGP	51,100	3,105,001

Total Egypt			$58,235,156

Total Foreign Government Securities (identified cost $57,201,236)			$58,235,156

U.S. Treasury Obligations — 0.5%
Security		Principal Amount (000’s omitted)	Value

U.S. Treasury Bill, 0.00%, 11/19/20(24)		$7,000	$6,999,760

Total U.S. Treasury Obligations (identified cost $6,999,729)			$6,999,760

Other — 20.8%
Description	Units	Value

Eaton Vance Cash Reserves Fund, LLC, 0.12%(25)	282,555,462	$282,555,462

Total Other (identified cost $282,550,403)		$282,555,462

Total Short-Term Investments (identified cost $346,751,368)		$347,790,378

Total Purchased Options and Swaptions — 0.1% (identified cost $2,944,923)		$2,925,779

Total Investments — 96.1% (identified cost $1,380,643,792)		$1,306,175,406

Total Written Options and Swaptions — (0.0)%(11) (premiums received $806,571)		$(755,298)

Securities Sold Short — (0.4)%

Common Stocks — (0.4)%
Security	Shares	Value

Ashmore Group PLC	(1,119,000)	$(5,177,107)

Total Common Stocks		$(5,177,107)

Total Securities Sold Short (proceeds $7,195,403)		$(5,177,107)

Other Assets, Less Liabilities — 4.3%		$58,873,433

Net Assets — 100.0%		$1,359,116,434

The percentage shown for each investment category in the Consolidated Portfolio of Investments is based on net assets.

(1)	Inverse floating-rate security whose coupon varies inversely with changes in the interest rate index. The stated interest rate represents the coupon rate in effect at October 31, 2020.

(2)

Interest only security that entitles the holder to receive only interest payments on the underlying mortgages. Principal amount shown is the notional amount of the underlying mortgages on which coupon interest is calculated.

(3)	Principal only security that entitles the holder to receive only principal payments on the underlying mortgages.

(4)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At October 31, 2020, the aggregate value of these securities is $217,257,532 or 16.0% of the Portfolio’s net assets.

(5)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2020.

32	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

October 31, 2020

Consolidated Portfolio of Investments — continued

(6)	Weighted average fixed-rate coupon that changes/updates monthly. Rate shown is the rate at October 31, 2020.

(7)

Adjustable rate mortgage security whose interest rate generally adjusts monthly based on a weighted average of interest rates on the underlying mortgages. The coupon rate may not reflect the applicable index value as interest rates on the underlying mortgages may adjust on various dates and at various intervals and may be subject to lifetime ceilings and lifetime floors and lookback periods. Rate shown is the coupon rate at October 31, 2020.

(8)

Interest only security that entitles the holder to receive only a portion of the interest payments on the underlying loans. Principal amount shown is the notional amount of the underlying loans on which coupon interest is calculated.

(9)	Securities comprise a trust that is wholly-owned by the Portfolio and may only be sold on a pro-rata basis with all securities in the trust.

(10)	The stated interest rate represents the weighted average fixed interest rate at October 31, 2020 of all interest only securities comprising the certificate.

(11)	Amount is less than 0.05% or (0.05)%, as applicable.

(12)	Loan is subject to scheduled mandatory prepayments. Maturity date shown reflects the final maturity date.

(13)

Security exempt from registration under Regulation S of the Securities Act of 1933, as amended, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, as amended. At October 31, 2020, the aggregate value of these securities is $204,806,908 or 15.1% of the Portfolio’s net assets.

(14)

Inflation-linked security whose principal is adjusted for inflation based on changes in a designated inflation index or inflation rate for the applicable country. Interest is calculated based on the inflation-adjusted principal.

(15)

Amounts payable in respect of the security are contingent upon and determined by reference to Ukraine’s GDP and Real GDP Growth Rate. Principal amount represents the notional amount used to calculate payments due to the security holder and does not represent an entitlement for payment.

(16)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 9).

(17)	Issuer is in default with respect to interest and/or principal payments or has declared bankruptcy. For a variable rate security, interest rate has been adjusted to reflect non-accrual status.

(18)	Perpetual security with no stated maturity date but may be subject to calls by the issuer.

(19)	Non-income producing security.

(20)	Limited recourse note whose payments by the issuer are limited to amounts received by the issuer from the borrower pursuant to a loan agreement with the borrower.

(21)

Security is subject to risk of loss depending on the occurrence, frequency and severity of the loss events that are covered by underlying reinsurance contracts and that may occur during a specified risk period.

(22)	Restricted security (see Note 5).

(23)	Inflation-linked security whose principal is adjusted for inflation based on changes in the U.S. Consumer Price Index. Interest is calculated based on the inflation-adjusted principal.

(24)	Security (or a portion thereof) has been pledged to cover collateral requirements on open derivative contracts.

(25)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2020.

Purchased Currency Options — 0.0%(11)

Description	Counterparty	Notional Amount		Exercise Price		Expiration Date	Value

Call EUR/Put USD	Goldman Sachs International	USD	82,000,000	USD	1.24	7/28/21	$600,076

Total							$600,076

Purchased Interest Rate Swaptions — 0.0%(11)

Description	Counterparty	Notional Amount	Expiration Date	Value

Option to enter into interest rate swap expiring 3/5/51 to receive 3-month USD-LIBOR and pay 1.70%	The Toronto-Dominion Bank	$12,500,000	3/3/21	$229,368

Total				$229,368

33	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

October 31, 2020

Consolidated Portfolio of Investments — continued

Purchased Call Options — 0.1%

Description	Counterparty	Notional Amount		Spread	Expiration Date	Value

2-year 10 Constant Maturity Swap Curve Cap	Goldman Sachs International	USD	320,000,000	0.74%	7/5/22	$665,178

2-year 10 Constant Maturity Swap Curve Cap	Morgan Stanley & Co. International PLC	USD	450,000,000	0.45	6/21/21	1,431,157

Total						$2,096,335

Written Currency Options — (0.0)%(11)

Description	Counterparty	Notional Amount		Exercise Price		Expiration Date	Value

Call EUR/Put USD	Goldman Sachs International	USD	82,000,000	USD	1.33	7/28/21	$(123,984)

Total							$(123,984)

Written Interest Rate Swaptions — (0.0)%(11)

Description	Counterparty	Notional Amount		Expiration Date	Value

Option to enter into interest rate swap expiring 7/5/32 to pay 3-month USD-LIBOR and receive 0.98%	Goldman Sachs International	USD	17,000,000	6/30/22	$(631,314)

Total					$(631,314)

Forward Commodity Contracts(1)

Settlement Date	Deliver	In Exchange For	Counterparty	Value/Unrealized Appreciation (Depreciation)

2/2/21	United States Dollar 387,250	Gold 200 Troy Ounces	Citibank, N.A.	$(11,376)

2/2/21	United States Dollar 392,200	Gold 200 Troy Ounces	Citibank, N.A.	(16,326)

2/2/21	United States Dollar 394,000	Gold 200 Troy Ounces	Citibank, N.A.	(18,126)

2/2/21	United States Dollar 768,147	Gold 400 Troy Ounces	Citibank, N.A.	(16,399)

2/2/21	United States Dollar 776,116	Gold 400 Troy Ounces	Citibank, N.A.	(24,368)

2/2/21	United States Dollar 785,860	Gold 400 Troy Ounces	Citibank, N.A.	(34,112)

9/1/22	United States Dollar 8,366,876	Gold 4,300 Troy Ounces	Citibank, N.A.	(252,475)

				$(373,182)

(1)	Non-deliverable contracts that are settled with the counterparty in cash.

34	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

October 31, 2020

Consolidated Portfolio of Investments — continued

Centrally Cleared Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Settlement Date	Value/Unrealized Appreciation (Depreciation)

EUR	37,574,117	USD	43,768,210	11/3/20	$(7,512)

EUR	54,726,332	USD	63,747,968	11/3/20	(10,941)

USD	44,471,485	EUR	37,574,117	11/3/20	710,787

USD	64,215,468	EUR	54,726,332	11/3/20	478,441

PEN	34,366,098	USD	9,561,543	11/5/20	(56,405)

USD	21,155,180	PEN	75,037,422	11/5/20	400,974

USD	11,254,995	PEN	40,360,412	11/5/20	91,921

USD	1,005,191	PEN	3,563,000	11/5/20	19,720

NZD	7,114,644	USD	4,717,748	11/9/20	(13,547)

USD	3,000,600	NZD	4,474,000	11/9/20	42,392

NZD	79,000	USD	51,823	11/16/20	412

USD	2,964,520	NZD	4,519,155	11/16/20	(23,568)

JPY	46,190,000	USD	434,206	11/19/20	7,056

USD	951,091	IDR	13,946,512,875	11/23/20	9,028

USD	30,008,600	NZD	45,422,497	11/23/20	(25,263)

JPY	9,766,145,567	USD	92,482,439	11/25/20	821,854

USD	78,934,863	JPY	8,335,521,525	11/25/20	(701,463)

GBP	36,927,000	USD	47,451,195	11/30/20	395,713

GBP	4,427,508	USD	5,689,348	11/30/20	47,446

USD	45,617,500	GBP	35,500,000	11/30/20	(380,421)

KRW	3,684,303,858	USD	3,108,019	12/1/20	131,764

KRW	3,505,747,142	USD	2,955,920	12/1/20	126,849

USD	107,581,988	EUR	92,300,449	12/2/20	15,561

USD	17,179,078	NZD	25,497,061	12/2/20	319,937

USD	8,662,467	NZD	12,856,769	12/2/20	161,327

USD	9,875,010	PEN	34,832,122	12/3/20	240,234

CHF	17,050,094	USD	18,543,232	12/7/20	70,128

NOK	60,126,840	USD	6,443,841	12/7/20	(146,621)

JPY	1,648,997,982	USD	15,539,052	12/8/20	218,142

KRW	7,408,260,000	USD	6,242,583	12/10/20	272,512

KRW	13,955,500,000	USD	11,749,339	12/10/20	523,637

KRW	6,978,000,000	USD	5,877,547	12/10/20	259,161

USD	10,394,777	NZD	15,505,155	12/17/20	142,395

USD	166,212	ZAR	2,807,831	12/17/20	(5,438)

USD	5,184,507	MXN	110,500,000	12/18/20	722

USD	6,723,849	IDR	101,590,637,396	1/4/21	(105,312)

JPY	1,342,368,120	USD	12,729,479	1/7/21	105,195

USD	8,473,989	NZD	12,744,373	1/7/21	47,028

PHP	3,215,114	USD	66,073	1/11/21	53

NZD	47,000	USD	30,821	1/13/21	257

USD	6,363,664	NZD	9,704,151	1/13/21	(53,011)

KRW	1,561,582,000	USD	1,366,249	1/19/21	7,503

USD	10,991,340	NZD	16,494,845	1/19/21	84,456

USD	7,227,255	SGD	9,805,000	1/26/21	48,621

35	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

October 31, 2020

Consolidated Portfolio of Investments — continued

Centrally Cleared Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Settlement Date	Value/Unrealized Appreciation (Depreciation)

USD	66,229	PHP	3,216,000	1/27/21	$120

AUD	42,245,000	USD	30,092,381	1/28/21	(385,180)

USD	12,045,143	NZD	18,000,000	1/28/21	143,005

					$4,029,669

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

EUR	92,300,449	USD	107,516,178	BNP Paribas	11/3/20	$—	$(18,453)

USD	107,516,178	EUR	92,300,449	BNP Paribas	11/3/20	18,453	—

USD	1,230,195	UAH	35,282,000	Bank of America, N.A.	11/6/20	—	(5,543)

CNH	16,069,809	USD	2,348,254	Citibank, N.A.	11/9/20	50,529	—

USD	3,656,527	CNH	25,600,000	Citibank, N.A.	11/9/20	—	(164,853)

USD	5,867,925	CNH	41,078,000	Standard Chartered Bank	11/9/20	—	(263,897)

USD	9,097,481	RUB	707,784,000	Standard Chartered Bank	11/9/20	194,213	—

USD	2,436,324	RUB	189,546,000	Standard Chartered Bank	11/9/20	52,010	—

EGP	46,620,000	USD	2,850,940	Goldman Sachs International	11/10/20	110,832	—

USD	341,708	UAH	9,643,000	BNP Paribas	11/13/20	4,718	—

USD	257,417	UAH	7,254,000	BNP Paribas	11/13/20	3,914	—

USD	258,103	UAH	7,374,000	Bank of America, N.A.	11/18/20	835	—

USD	12,753,755	IDR	187,014,132,030	Standard Chartered Bank	11/23/20	121,270	—

EUR	371,311	USD	433,377	BNP Paribas	11/30/20	—	(673)

EUR	75,382,841	USD	88,423,273	BNP Paribas	11/30/20	—	(576,401)

USD	44,074,041	EUR	37,574,117	BNP Paribas	11/30/20	287,304	—

USD	17,859,937	EUR	15,226,000	BNP Paribas	11/30/20	116,423	—

USD	7,269,120	EUR	6,197,089	BNP Paribas	11/30/20	47,385	—

USD	6,681,785	EUR	5,696,373	BNP Paribas	11/30/20	43,556	—

USD	5,760,593	EUR	4,911,036	BNP Paribas	11/30/20	37,551	—

USD	1,419,060	EUR	1,209,781	BNP Paribas	11/30/20	9,250	—

USD	1,231,639	EUR	1,050,000	BNP Paribas	11/30/20	8,029	—

USD	1,055,690	EUR	900,000	BNP Paribas	11/30/20	6,882	—

USD	703,815	EUR	600,018	BNP Paribas	11/30/20	4,588	—

USD	22,887	EUR	19,512	BNP Paribas	11/30/20	149	—

KRW	7,057,000,000	USD	5,946,681	Australia and New Zealand Banking Group Limited	12/1/20	258,874	—

KRW	4,070,412,000	USD	3,502,737	Australia and New Zealand Banking Group Limited	12/1/20	76,569	—

USD	1,197,197	UAH	34,599,000	Bank of America, N.A.	12/7/20	—	(2,439)

USD	2,593,068	UAH	74,810,000	Goldman Sachs International	12/8/20	17	—

CNH	12,052,357	USD	1,758,390	Citibank, N.A.	12/9/20	36,790	—

KRW	2,460,046,104	USD	2,084,107	Australia and New Zealand Banking Group Limited	12/10/20	79,347	—

36	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

October 31, 2020

Consolidated Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

USD	1,618,899	MYR	6,750,000	Morgan Stanley & Co. International PLC	12/14/20	$528	$—

ZAR	2,807,831	USD	170,388	UBS AG	12/14/20	1,322	—

USD	1,500,343	UAH	43,780,000	BNP Paribas	1/5/21	—	(4,099)

CNH	16,069,809	USD	2,338,754	Bank of America, N.A.	1/11/21	48,989	—

CNH	16,069,809	USD	2,338,651	UBS AG	1/11/21	49,091	—

USD	550,685	UAH	16,080,000	Bank of America, N.A.	1/11/21	—	(859)

USD	1,095,862	UAH	31,780,000	BNP Paribas	1/11/21	5,807	—

USD	1,321,748	UAH	38,410,000	Bank of America, N.A.	1/13/21	5,097	—

USD	10,441,508	IDR	155,505,375,000	JPMorgan Chase Bank, N.A.	1/19/21	6,310	—

CNH	6,416,216	USD	951,960	Goldman Sachs International	1/21/21	694	—

THB	453,670,000	USD	14,478,522	Standard Chartered Bank	1/26/21	72,646	—

USD	30,896,569	THB	968,113,089	Standard Chartered Bank	1/26/21	—	(155,023)

USD	759,023	UAH	22,376,000	Bank of America, N.A.	2/22/21	1,446	—

TRY	5,685,000	USD	760,552	Citibank, N.A.	2/26/21	—	(120,009)

TRY	1,871,500	USD	250,365	Standard Chartered Bank	2/26/21	—	(39,498)

TRY	23,509,000	USD	3,141,537	Standard Chartered Bank	2/26/21	—	(492,719)

TRY	39,155,000	USD	5,236,026	Standard Chartered Bank	2/26/21	—	(824,334)

TRY	39,150,000	USD	5,236,057	Standard Chartered Bank	2/26/21	—	(824,929)

TRY	40,430,500	USD	5,470,767	Standard Chartered Bank	2/26/21	—	(915,361)

USD	6,926,924	TRY	48,333,000	Standard Chartered Bank	2/26/21	1,481,124	—

USD	5,541,456	TRY	38,572,000	Standard Chartered Bank	2/26/21	1,195,452	—

USD	5,541,536	TRY	38,582,000	Standard Chartered Bank	2/26/21	1,194,405	—

USD	3,463,474	TRY	24,222,000	Standard Chartered Bank	2/26/21	734,321	—

USD	13,194	TRY	92,000	Standard Chartered Bank	2/26/21	2,829	—

USD	5,044,942	BHD	1,911,024	Standard Chartered Bank	3/11/21	—	(15,903)

USD	4,204,022	SAR	15,887,000	Standard Chartered Bank	3/11/21	—	(29,547)

USD	6,744,071	BHD	2,554,000	Standard Chartered Bank	3/16/21	—	(19,155)

USD	11,881,604	OMR	4,666,500	BNP Paribas	4/8/21	—	(186,374)

USD	11,896,188	OMR	4,664,971	Standard Chartered Bank	4/26/21	—	(160,080)

TRY	55,096,000	USD	7,173,641	Standard Chartered Bank	5/17/21	—	(1,206,992)

USD	2,660,846	TRY	21,332,000	Standard Chartered Bank	5/17/21	350,686	—

USD	1,330,486	TRY	10,749,000	Standard Chartered Bank	5/17/21	166,418	—

USD	798,222	TRY	6,303,000	Standard Chartered Bank	5/17/21	115,635	—

USD	532,266	TRY	4,157,000	Standard Chartered Bank	5/17/21	82,082	—

USD	532,225	TRY	4,162,000	Standard Chartered Bank	5/17/21	81,499	—

USD	532,186	TRY	4,175,000	Standard Chartered Bank	5/17/21	80,052	—

USD	532,139	TRY	4,218,000	Standard Chartered Bank	5/17/21	75,349	—

USD	8,234,546	OMR	3,237,000	BNP Paribas	7/6/21	—	(107,107)

USD	5,188,295	OMR	2,039,000	BNP Paribas	7/12/21	—	(64,849)

USD	961,832	OMR	378,000	BNP Paribas	7/19/21	—	(11,742)

USD	4,209,726	BHD	1,605,000	Bank of America, N.A.	3/14/22	—	(20,611)

USD	8,407,724	SAR	32,004,000	Standard Chartered Bank	3/14/22	—	(102,576)

USD	20,243,572	SAR	77,035,000	Standard Chartered Bank	3/14/22	—	(241,083)

USD	8,429,122	BHD	3,217,000	Standard Chartered Bank	3/16/22	—	(49,735)

USD	4,215,852	BHD	1,625,000	Standard Chartered Bank	3/16/22	—	(67,065)

37	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

October 31, 2020

Consolidated Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

USD	4,112,475	BHD	1,585,976	Standard Chartered Bank	3/16/22	$—	$(67,588)

USD	8,651,101	SAR	32,792,000	BNP Paribas	3/24/22	—	(68,026)

USD	12,976,517	SAR	49,181,000	HSBC Bank USA, N.A.	3/24/22	—	(100,314)

USD	15,526,212	SAR	58,790,000	Standard Chartered Bank	3/28/22	—	(105,064)

USD	23,292,293	OMR	9,293,625	BNP Paribas	8/29/22	—	(200,618)

						$7,321,270	$(7,233,519)

Futures Contracts

Description	Number of Contracts	Position	Expiration Date	Notional Amount	Value/Unrealized Appreciation (Depreciation)

Interest Rate Futures

U.S. 5-Year Treasury Note	32	Long	12/31/20	$4,019,250	$(6,803)

U.S. 10-Year Treasury Note	56	Long	12/21/20	7,740,250	(56,716)

U.S. Ultra 10-Year Treasury Note	175	Long	12/21/20	27,524,219	(271,102)

U.S. Ultra-Long Treasury Bond	8	Long	12/21/20	1,720,000	(29,262)

Euro-Buxl	(20)	Short	12/8/20	(5,328,507)	(188,208)

					$(552,091)

Centrally Cleared Inflation Swaps

Notional Amount (000’s omitted)		Portfolio Pays/Receives Return on Reference Index	Reference Index	Portfolio Pays/Receives Rate	Annual Rate	Termination Date	Value/Unrealized Appreciation (Depreciation)

EUR	5,003	Receives	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Pays	1.60% (pays upon termination)	8/15/32	$(704,374)

EUR	19,000	Receives	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Pays	1.69% (pays upon termination)	11/15/32	(2,998,801)

EUR	5,003	Pays	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Receives	1.79% (pays upon termination)	8/15/42	1,302,811

EUR	19,000	Pays	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Receives	1.89% (pays upon termination)	11/15/42	5,779,716

USD	36,500	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	1.89% (pays upon termination)	7/16/24	(625,930)

USD	58,000	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	1.58% (pays upon termination)	9/6/24	35,292

38	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

October 31, 2020

Consolidated Portfolio of Investments — continued

Centrally Cleared Inflation Swaps (continued)

Notional Amount (000’s omitted)		Portfolio Pays/Receives Return on Reference Index	Reference Index	Portfolio Pays/Receives Rate	Annual Rate	Termination Date	Value/Unrealized Appreciation (Depreciation)

USD	16,500	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	0.84% (pays upon termination)	3/24/30	$1,763,359

USD	14,300	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	1.28% (pays upon termination)	4/20/30	911,650

USD	25,300	Pays	Return on CPI-U (NSA) (pays upon termination)	Receives	2.22% (pays upon termination)	11/14/32	1,122,521

USD	25,300	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.20% (pays upon termination)	11/14/42	(1,444,135)

USD	2,309	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.13% (pays upon termination)	8/22/47	(79,609)

USD	2,295	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.15% (pays upon termination)	8/25/47	(91,840)

USD	4,400	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.42% (pays upon termination)	6/8/48	(720,973)

							$4,249,687

CPI-U (NSA)	–	Consumer Price Index All Urban Non-Seasonally Adjusted

HICP	–	Harmonised Indices of Consumer Prices

Inflation Swaps

Counterparty	Notional Amount (000’s omitted)		Portfolio Pays/Receives Return on Reference Index	Reference Index	Portfolio Pays/Receives Rate	Annual Rate	Termination Date	Value/Unrealized Appreciation (Depreciation)

Bank of America, N.A.	USD	19,500	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.09% (pays upon termination)	4/2/29	$(448,019)

								$(448,019)

CPI-U (NSA)	–	Consumer Price Index All Urban Non-Seasonally Adjusted

39	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

October 31, 2020

Consolidated Portfolio of Investments — continued

Centrally Cleared Interest Rate Swaps

Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

BRL	413,556	Pays	Brazil CETIP Interbank Deposit Rate (pays upon termination)	3.08% (pays upon termination)	1/3/22	$(210,500)	$—	$(210,500)

CAD	69,760	Receives	3-month Canadian Bankers Acceptances (pays quarterly)	0.88% (pays semi-annually)	6/5/25	(453,686)	—	(453,686)

CAD	6,730	Receives	3-month Canadian Bankers Acceptances (pays quarterly)	1.03% (pays semi-annually)	8/19/30	43,936	(71)	43,865

CAD	10,270	Receives	3-month Canadian Bankers Acceptances (pays quarterly)	1.04% (pays semi-annually)	8/19/30	63,233	(110)	63,123

CNY	892,000	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.31% (pays quarterly)	7/28/22	(250,850)	—	(250,850)

EUR	750	Receives	6-month EURIBOR (pays semi-annually)	(0.30)% (pays annually)	6/16/25	(7,476)	—	(7,476)

GBP	26,000	Receives	6-month GBP LIBOR (pays semi-annually)	1.00% (pays semi-annually)	1/9/30	(1,876,213)	—	(1,876,213)

KRW	31,500,000	Receives	3-month KRW Certificate of Deposit Rate (pays quarterly)	0.92% (pays quarterly)	7/28/30	504,315	—	504,315

MXN	1,081,600	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	8.54% (pays monthly)	12/15/23	5,670,182	—	5,670,182

MXN	298,383	Receives	Mexico Interbank TIIE 28 Day (pays monthly)	6.76% (pays monthly)	3/7/24	(856,396)	—	(856,396)

MXN	82,926	Receives	Mexico Interbank TIIE 28 Day (pays monthly)	6.79% (pays monthly)	3/7/24	(241,723)	—	(241,723)

MXN	350,000	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	5.29% (pays monthly)	5/2/25	154,632	—	154,632

NZD	65,710	Receives	3-month NZD Bank Bill (pays quarterly)	3.32% (pays semi-annually)	2/19/28	(9,792,289)	—	(9,792,289)

NZD	5,220	Receives	3-month NZD Bank Bill (pays quarterly)	2.49% (pays semi-annually)	2/22/29	(613,716)	—	(613,716)

NZD	6,500	Receives	3-month NZD Bank Bill (pays quarterly)	2.50% (pays semi-annually)	2/22/29	(766,927)	—	(766,927)

PLN	62,600	Pays	6-month PLN WIBOR (pays semi-annually)	0.64% (pays annually)	9/8/25	129,938	—	129,938

SGD	18,500	Pays	6-month Singapore Swap Offered Rate (pays semi-annually)	2.42% (pays semi-annually)	10/19/23	865,100	—	865,100

SGD	9,630	Pays	6-month Singapore Swap Offered Rate (pays semi-annually)	2.44% (pays semi-annually)	10/23/23	454,788	—	454,788

SGD	10,000	Pays	6-month Singapore Swap Offered Rate (pays semi-annually)	2.44% (pays semi-annually)	10/23/23	472,262	—	472,262

SGD	15,000	Pays	6-month Singapore Swap Offered Rate (pays semi-annually)	2.44% (pays semi-annually)	10/23/23	708,393	—	708,393

40	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

October 31, 2020

Consolidated Portfolio of Investments — continued

Centrally Cleared Interest Rate Swaps (continued)

Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

SGD	26,350	Pays	6-month Singapore Swap Offered Rate (pays semi-annually)	2.09% (pays semi-annually)	12/13/23	$1,204,283	$—	$1,204,283

SGD	2,885	Pays	6-month Singapore Swap Offered Rate (pays semi-annually)	1.55% (pays semi-annually)	8/14/24	99,325	—	99,325

SGD	3,245	Pays	6-month Singapore Swap Offered Rate (pays semi-annually)	1.56% (pays semi-annually)	8/14/24	113,139	—	113,139

SGD	5,640	Pays	6-month Singapore Swap Offered Rate (pays semi-annually)	1.06% (pays semi-annually)	3/31/25	117,712	—	117,712

SGD	16,500	Pays	6-month Singapore Swap Offered Rate (pays semi-annually)	1.07% (pays semi-annually)	3/31/25	351,394	—	351,394

SGD	3,300	Pays	6-month Singapore Swap Offered Rate (pays semi-annually)	1.08% (pays semi-annually)	3/31/25	71,035	—	71,035

SGD	30,100	Pays	6-month Singapore Swap Offered Rate (pays semi-annually)	0.52% (pays semi-annually)	8/21/25	64,637	—	64,637

USD	1,010	Receives	3-month USD-LIBOR (pays quarterly)	0.32% (pays semi-annually)	6/11/23	(2,185)	—	(2,185)

USD	555	Receives	3-month USD-LIBOR (pays quarterly)	0.26% (pays semi-annually)	6/25/23	(284)	—	(284)

USD	1,755	Receives	3-month USD-LIBOR (pays quarterly)	0.26% (pays semi-annually)	6/26/23	(584)	—	(584)

USD	320	Receives	3-month USD-LIBOR (pays quarterly)	0.24% (pays semi-annually)	7/8/23	119	—	119

USD	360	Receives	3-month USD-LIBOR (pays quarterly)	0.24% (pays semi-annually)	7/8/23	96	—	96

USD	40,459	Pays	3-month USD-LIBOR (pays quarterly)	1.86% (pays semi-annually)	7/16/24	2,494,318	—	2,494,318

USD	64,000	Pays	3-month USD-LIBOR (pays quarterly)	1.26% (pays semi-annually)	9/6/24	2,356,684	—	2,356,684

USD	332	Receives	3-month USD-LIBOR (pays quarterly)	0.44% (pays semi-annually)	6/12/25	(831)	—	(831)

USD	1,010	Receives	3-month USD-LIBOR (pays quarterly)	0.36% (pays semi-annually)	6/15/25	1,393	—	1,393

USD	1,316	Receives	3-month USD-LIBOR (pays quarterly)	0.37% (pays semi-annually)	6/23/25	1,601	—	1,601

USD	1,180	Receives	3-month USD-LIBOR (pays quarterly)	0.32% (pays semi-annually)	7/14/25	4,547	—	4,547

USD	1,000	Receives	3-month USD-LIBOR (pays quarterly)	0.50% (pays semi-annually)	6/4/27	5,116	—	5,116

USD	34,731	Pays	3-month USD-LIBOR (pays quarterly)	2.34% (pays semi-annually)	5/17/29	4,895,148	—	4,895,148

USD	11,693	Receives	3-month USD-LIBOR (pays quarterly)	2.50% (pays semi-annually)	9/20/47	(3,356,210)	(100,822)	(3,457,032)

41	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

October 31, 2020

Consolidated Portfolio of Investments — continued

Centrally Cleared Interest Rate Swaps (continued)

Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

USD	10,766	Receives	3-month USD-LIBOR (pays quarterly)	2.54% (pays semi-annually)	5/17/49	$(3,427,103)	$—	$(3,427,103)

USD	2,450	Pays	3-month USD-LIBOR (pays quarterly)	0.58% (pays semi-annually)	3/11/50	(461,800)	—	(461,800)

USD	2,450	Pays	3-month USD-LIBOR (pays quarterly)	0.62% (pays semi-annually)	3/11/50	(434,978)	—	(434,978)

USD	3,670	Pays	3-month USD-LIBOR (pays quarterly)	0.97% (pays semi-annually)	3/20/50	(326,683)	—	(326,683)

USD	700	Receives	3-month USD-LIBOR (pays quarterly)	0.94% (pays semi-annually)	5/21/50	64,444	—	64,444

USD	5,000	Receives	3-month USD-LIBOR (pays quarterly)	1.18% (pays semi-annually)	6/10/50	154,345	—	154,345

USD	3,000	Receives	3-month USD-LIBOR (pays quarterly)	1.24% (pays semi-annually)	3/5/51	69,376	—	69,376

USD	3,000	Pays	3-month USD-LIBOR (pays quarterly)	1.26% (pays semi-annually)	3/5/51	(55,738)	—	(55,738)

ZAR	169,000	Pays	3-month ZAR JIBAR (pays quarterly)	4.94% (pays quarterly)	10/1/25	62,906	435	63,341

Total						$(1,937,775)	$(100,568)	$(2,038,343)

Interest Rate Swaps

Counterparty	Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value/Unrealized Appreciation (Depreciation)

BNP Paribas	MYR	89,300	Pays	3-month MYR KLIBOR (pays quarterly)	3.13% (pays quarterly)	10/4/24	$1,034,296

BNP Paribas	MYR	33,832	Pays	3-month MYR KLIBOR (pays quarterly)	2.00% (pays quarterly)	10/14/25	5,631

Citibank, N.A.	MYR	30,298	Pays	3-month MYR KLIBOR (pays quarterly)	2.00% (pays quarterly)	10/14/25	4,144

Goldman Sachs International	RUB	1,539,500	Pays	3-month Moscow Prime Offered Rate (pays quarterly)	6.51% (pays annually)	4/16/25	1,441,933

Goldman Sachs International	RUB	785,500	Pays	3-month Moscow Prime Offered Rate (pays quarterly)	5.51% (pays annually)	5/15/25	162,261

Goldman Sachs International	RUB	706,636	Pays	3-month Moscow Prime Offered Rate (pays quarterly)	5.34% (pays annually)	5/18/25	78,255

Standard Chartered Bank	MYR	72,700	Pays	3-month MYR KLIBOR (pays quarterly)	3.12% (pays quarterly)	10/4/24	836,786

							$3,563,306

42	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

October 31, 2020

Consolidated Portfolio of Investments — continued

Centrally Cleared Credit Default Swaps — Buy Protection

Reference Entity	Notional Amount (000’s omitted)	Contract Annual Fixed Rate*	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

Malaysia	$26,266	1.00% (pays quarterly)(1)	12/20/25	$(735,255)	$651,863	$(83,392)

Turkey	24,617	1.00% (pays quarterly)(1)	12/20/25	4,823,682	(4,461,229)	362,453

				$4,088,427	$(3,809,366)	$279,061

*	The contract annual fixed rate represents the fixed rate of interest paid by the Portfolio (as a buyer of protection) on the notional amount of the credit default swap contract.

(1)	Upfront payment is exchanged with the counterparty as a result of the standardized trading coupon.

Total Return Swaps

Counterparty	Notional Amount (000’s omitted)		Portfolio Receives	Portfolio Pays	Termination Date	Value/Unrealized Appreciation (Depreciation)

Citibank, N.A.	USD	396	Notional Amount (pays upon termination)	Value of 2 Gold 100 oz. Feb. 2021 futures contracts (pays upon termination)	1/29/21	$18,960

Citibank, N.A.	USD	395	Notional Amount (pays upon termination)	Value of 2 Gold 100 oz. Feb. 2021 futures contracts (pays upon termination)	1/29/21	17,160

Citibank, N.A.	USD	791	Notional Amount (pays upon termination)	Value of 4 Gold 100 oz. Feb. 2021 futures contracts (pays upon termination)	1/29/21	35,920

Citibank, N.A.	USD	782	Notional Amount (pays upon termination)	Value of 4 Gold 100 oz. Feb. 2021 futures contracts (pays upon termination)	1/29/21	27,120

Citibank, N.A.	USD	390	Notional Amount (pays upon termination)	Value of 2 Gold 100 oz. Feb. 2021 futures contracts (pays upon termination)	1/29/21	12,760

Citibank, N.A.	USD	774	Notional Amount (pays upon termination)	Value of 4 Gold 100 oz. Feb. 2021 futures contracts (pays upon termination)	1/29/21	19,120

						$131,040

43	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

October 31, 2020

Consolidated Portfolio of Investments — continued

Cross-Currency Swaps

Counterparty	Portfolio Receives*	Portfolio Pays*	Effective Date/ Termination Date(1)	Value/Unrealized Appreciation (Depreciation)

Bank of America, N.A.	3-month COP Interbank Nominal Rate on COP 42,295,000,000 (Notional Amount) (pays quarterly) plus USD equivalent of Notional Amount at effective date	3-month USD-LIBOR minus 0.70% on USD equivalent of Notional Amount at effective date (pays quarterly) plus Notional Amount	11/3/21/ 11/3/26	$124,284

Goldman Sachs International	3-month COP Interbank Nominal Rate on COP 38,650,000,000 (Notional Amount) (pays quarterly) plus USD equivalent of Notional Amount at effective date	3-month USD-LIBOR minus 0.67% on USD equivalent of Notional Amount at effective date (pays quarterly) plus Notional Amount	9/27/21/ 9/27/26	44,708

Goldman Sachs International	3-month COP Interbank Nominal Rate on COP 19,450,000,000 (Notional Amount) (pays quarterly) plus USD equivalent of Notional Amount at effective date	3-month USD-LIBOR minus 0.54% on USD equivalent of Notional Amount at effective date (pays quarterly) plus Notional Amount	10/6/21/ 10/6/26	(42,233)

JPMorgan Chase Bank, N.A.	3-month USD-LIBOR on USD 1,303,234 (pays quarterly) plus TRY 10,377,000	13.77% on TRY 10,377,000 (pays annually) plus USD 1,303,234	Not applicable/ 12/16/25	63,612

				$190,371

*

The Portfolio pays interest on the currency received and receives interest on the currency delivered. At the termination date, the notional amount of the currency received will be exchanged for the notional amount of the currency delivered.

(1)	Effective date represents the date on which the Portfolio and counterparty exchange the currencies and begin interest payment accrual.

Abbreviations:

COF	–	Cost of Funds 11th District

EURIBOR	–	Euro Interbank Offered Rate

GDP	–	Gross Domestic Product

LIBOR	–	London Interbank Offered Rate

Currency Abbreviations:

AUD	–	Australian Dollar

BHD	–	Bahraini Dinar

BRL	–	Brazilian Real

CAD	–	Canadian Dollar

CHF	–	Swiss Franc

CNH	–	Yuan Renminbi Offshore

CNY	–	Yuan Renminbi

EGP	–	Egyptian Pound

EUR	–	Euro

GBP	–	British Pound Sterling

IDR	–	Indonesian Rupiah

ISK	–	Icelandic Krona

JPY	–	Japanese Yen

KRW	–	South Korean Won

MXN	–	Mexican Peso

MYR	–	Malaysian Ringgit

NOK	–	Norwegian Krone

NZD	–	New Zealand Dollar

OMR	–	Omani Rial

PEN	–	Peruvian Sol

PHP	–	Philippine Peso

PLN	–	Polish Zloty

RSD	–	Serbian Dinar

RUB	–	Russian Ruble

SAR	–	Saudi Riyal

SGD	–	Singapore Dollar

THB	–	Thai Baht

TRY	–	New Turkish Lira

UAH	–	Ukrainian Hryvnia

USD	–	United States Dollar

UZS	–	Uzbekistani Som

ZAR	–	South African Rand

44	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

October 31, 2020

Consolidated Statement of Assets and Liabilities

Assets	October 31, 2020

Unaffiliated investments, at value (identified cost, $1,098,093,389)	$1,023,619,944

Affiliated investment, at value (identified cost, $282,550,403)	282,555,462

Cash	8,441,935

Deposits for derivatives collateral —

Futures contracts	819,119

Centrally cleared derivatives	25,764,883

OTC derivatives	5,119,000

Foreign currency, at value (identified cost, $4,315,366)	4,978,863

Interest and dividends receivable	10,031,135

Dividends receivable from affiliated investment	34,365

Receivable for investments sold	5,540,571

Receivable for variation margin on open centrally cleared derivatives	723,278

Receivable for open forward foreign currency exchange contracts	7,321,270

Receivable for open swap contracts	3,926,950

Prepaid expenses	481

Total assets	$1,378,877,256

Liabilities

Cash collateral due to brokers	$3,929,000

Written options and swaptions outstanding, at value (premiums received, $806,571)	755,298

Payable for investments purchased	550,000

Payable for securities sold short, at value (proceeds, $7,195,403)	5,177,107

Payable for variation margin on open futures contracts	64,348

Payable for open forward commodity contracts	373,182

Payable for open forward foreign currency exchange contracts	7,233,519

Payable for open swap contracts	490,252

Payable to affiliates:

Investment adviser fee	682,274

Trustees’ fees	5,857

Accrued foreign capital gains taxes	66,707

Accrued expenses	433,278

Total liabilities	$19,760,822

Net Assets applicable to investors’ interest in Portfolio	$1,359,116,434

45	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

October 31, 2020

Consolidated Statement of Operations

Investment Income	Year Ended October 31, 2020

Interest (net of foreign taxes, $683,063)	$41,675,434

Dividends	4,082,668

Dividends from affiliated investment	1,070,457

Total investment income	$46,828,559

Expenses

Investment adviser fee	$7,886,138

Trustees’ fees and expenses	68,510

Custodian fee	817,913

Legal and accounting services	243,728

Dividend expense on securities sold short	69,407

Miscellaneous	84,859

Total expenses	$9,170,555

Net investment income	$37,658,004

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —

Investment transactions (net of foreign capital gains taxes of $580,925)	$17,885,806

Investment transactions — affiliated investment	(106,657)

Written options	158,824

Futures contracts	6,808,922

Swap contracts	32,180,750

Foreign currency transactions	(3,637,262)

Forward foreign currency exchange contracts	(5,507,486)

Net realized gain	$47,782,897

Change in unrealized appreciation (depreciation) —

Investments (including net decrease in accrued foreign capital gains taxes of $226,991)	$(12,660,162)

Investments — affiliated investment	(5,246)

Written options and swaptions	(90,051)

Securities sold short	2,018,296

Futures contracts	(1,733,274)

Swap contracts	5,176,970

Forward volatility agreements	(87,117)

Forward commodity contracts	(373,182)

Foreign currency	535,313

Forward foreign currency exchange contracts	6,823,347

Net change in unrealized appreciation (depreciation)	$(395,106)

Net realized and unrealized gain	$47,387,791

Net increase in net assets from operations	$85,045,795

46	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

October 31, 2020

Consolidated Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2020	2019

From operations —

Net investment income	$37,658,004	$64,381,880

Net realized gain (loss)	47,782,897	(15,129,368)

Net change in unrealized appreciation (depreciation)	(395,106)	(3,111,881)

Net increase in net assets from operations	$85,045,795	$46,140,631

Capital transactions —

Contributions	$200,389,717	$176,442,491

Withdrawals	(293,390,778)	(345,993,255)

Net decrease in net assets from capital transactions	$(93,001,061)	$(169,550,764)

Net decrease in net assets	$(7,955,266)	$(123,410,133)

Net Assets

At beginning of year	$1,367,071,700	$1,490,481,833

At end of year	$1,359,116,434	$1,367,071,700

47	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

October 31, 2020

Consolidated Financial Highlights

	Year Ended October 31,
Ratios/Supplemental Data	2020		2019	2018	2017	2016

Ratios (as a percentage of average daily net assets):

Expenses	0.69	%(1)	0.69%	0.69%	0.68%	0.66%

Net investment income	2.85%		4.61%	4.47%	3.84%	3.75%

Portfolio Turnover	87	%(2)	39%	57%	44%	30%

Total Return	7.52%		3.21%	2.74%	6.70%	0.04%

Net assets, end of year (000’s omitted)	$1,359,116		$1,367,072	$1,490,482	$1,633,327	$1,479,688

(1)	Includes dividend expense on securities sold short of 0.01% of average daily net assets for the year ended October 31, 2020.

(2)	Includes the effect of To-Be-Announced (TBA) transactions.

48	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

October 31, 2020

Notes to Consolidated Financial Statements

1  Significant Accounting Policies

Global Opportunities Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a non-diversified, open-end management investment company. The Portfolio’s investment objective is total return. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2020, Eaton Vance Short Duration Strategic Income Fund and Eaton Vance International (Cayman Islands) Short Duration Strategic Income Fund held an interest of 95.0% and 5.0%, respectively, in the Portfolio.

The Portfolio seeks to gain exposure to the commodity markets, in whole or in part, through investments in Eaton Vance GOP Commodity Subsidiary, Ltd. (the Subsidiary), a wholly-owned subsidiary of the Portfolio organized under the laws of the Cayman Islands with the same objective and investment policies and restrictions as the Portfolio. The net assets of the Subsidiary at October 31, 2020 were $1,675,457 or 0.1% of the Portfolio’s consolidated net assets. The accompanying consolidated financial statements include the accounts of the Subsidiary. Intercompany balances and transactions have been eliminated in consolidation.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices.

Derivatives. U.S. exchange-traded options are valued at the mean between the bid and ask prices at valuation time as reported by the Options Price Reporting Authority. Non U.S. exchange-traded options and over-the-counter options (including options on securities, indices and foreign currencies) are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration. Financial and commodities futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average ask prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service. Forward commodity contracts are generally valued at the price provided by the exchange on which they are traded or if unavailable, by a third party pricing service based on an interpolation of the forward rates. Swaps and options on interest rate swaps (“swaptions”) are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract, and in the case of credit default swaps, based on credit spread quotations obtained from broker/dealers and expected default recovery rates determined by the pricing service using proprietary models. In the case of total return swaps, the pricing service valuations are based on the value of the underlying index or instrument and reference interest rate. Future cash flows on swaps are discounted to their present value using swap rates provided by electronic data services or by broker/dealers. Alternatively, swaptions may be valued at the valuation provided by a broker/dealer (usually the counterparty to the option), so determined using similar techniques as those employed by the pricing service.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Portfolio’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.

Affiliated Fund. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

49

Global Opportunities Portfolio

October 31, 2020

Notes to Consolidated Financial Statements — continued

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Inflation adjustments to the principal amount of inflation-adjusted bonds and notes are reflected as interest income. Deflation adjustments to the principal amount of an inflation-adjusted bond or note are reflected as reductions to interest income to the extent of interest income previously recorded on such bond or note. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign interest and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. Distributions from investment companies are recorded as dividend income, capital gains or return of capital based on the nature of the distribution.

D  Federal and Other Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. If one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.

In addition to the requirements of the Internal Revenue Code, the Portfolio may also be subject to local taxes on the recognition of capital gains in certain countries. In determining the daily net asset value, the Portfolio estimates the accrual for such taxes, if any, based on the unrealized appreciation on certain portfolio securities and the related tax rates. Taxes attributable to unrealized appreciation are included in the change in unrealized appreciation (depreciation) on investments. Capital gains taxes on securities sold are included in net realized gain (loss) on investments.

The Subsidiary is treated as a controlled foreign corporation under the Internal Revenue Code and is not expected to be subject to U.S. federal income tax. The Portfolio is treated as a U.S. shareholder of the Subsidiary. As a result, the Portfolio is required to include in gross income for U.S. federal tax purposes all of the Subsidiary’s income, whether or not such income is distributed by the Subsidiary. If a net loss is realized by the Subsidiary, such loss is not generally available to offset the income earned by the Portfolio.

As of October 31, 2020, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

F  Use of Estimates — The preparation of the consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

H  Financial and Commodities Futures Contracts — Upon entering into a financial or commodities futures contract, the Portfolio is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as

50

Global Opportunities Portfolio

October 31, 2020

Notes to Consolidated Financial Statements — continued

variation margin, are made or received by the Portfolio each business day, depending on the daily fluctuations in the value of the underlying security, index or commodity, and are recorded as unrealized gains or losses by the Portfolio. Gains (losses) are realized upon the expiration or closing of the financial or commodities futures contracts. Should market conditions change unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial or commodities futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

I  Forward Foreign Currency Exchange and Forward Commodity Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. While forward foreign currency exchange contracts are privately negotiated agreements between the Portfolio and a counterparty, certain contracts may be “centrally cleared”, whereby all payments made or received by the Portfolio pursuant to the contract are with a central clearing party (CCP) rather than the original counterparty. The CCP guarantees the performance of the original parties to the contract. Upon entering into centrally cleared contracts, the Portfolio is required to deposit with the CCP, either in cash or securities, an amount of initial margin determined by the CCP, which is subject to adjustment. For centrally cleared contracts, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. Unrealized and realized gains and losses on forward commodity contracts, which are entered into for the purchase or sale of a specific commodity at a fixed price on a future date, are accounted for as described above. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and, in the case of forward foreign currency exchange contracts, from movements in the value of a foreign currency relative to the U.S. dollar. In the case of centrally cleared contracts, counterparty risk is minimal due to protections provided by the CCP.

J  Written Options — Upon the writing of a call or a put option, the premium received by the Portfolio is included in the Consolidated Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written, in accordance with the Portfolio’s policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. When an index option is exercised, the Portfolio is required to deliver an amount of cash determined by the excess of the exercise price of the option over the value of the index (in the case of a put) or the excess of the value of the index over the exercise price of the option (in the case of a call) at contract termination. If a put option on a security is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio, as a writer of an option, may have no control over whether the underlying securities or other assets may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities or other assets underlying the written option. The Portfolio may also bear the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

K  Purchased Options — Upon the purchase of a call or put option, the premium paid by the Portfolio is included in the Consolidated Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Portfolio’s policies on investment valuations discussed above. As the purchaser of an index option, the Portfolio has the right to receive a cash payment equal to any depreciation in the value of the index below the exercise price of the option (in the case of a put) or equal to any appreciation in the value of the index over the exercise price of the option (in the case of a call) as of the valuation date of the option. If an option which the Portfolio had purchased expires on the stipulated expiration date, the Portfolio will realize a loss in the amount of the cost of the option. If the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Portfolio exercises a put option on a security, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Portfolio exercises a call option on a security, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid. Purchased options traded over-the-counter involve risk that the issuer or counterparty will fail to perform its contractual obligations.

L  Interest Rate Swaps — Swap contracts are privately negotiated agreements between the Portfolio and a counterparty. Certain swap contracts may be centrally cleared. Pursuant to interest rate swap agreements, the Portfolio either makes floating-rate payments to the counterparty (or CCP in the case of centrally cleared swaps) based on a benchmark interest rate in exchange for fixed-rate payments or the Portfolio makes fixed-rate payments to the counterparty (or CCP in the case of a centrally cleared swap) in exchange for payments on a floating benchmark interest rate. Payments received or made, including amortization of upfront payments/receipts, are recorded as realized gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. The value of the swap is determined by changes in the relationship between two rates of interest. The Portfolio is exposed to credit loss in the event of non-performance by the swap counterparty. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP. Risk may also arise from movements in interest rates.

M  Inflation Swaps — Pursuant to inflation swap agreements, the Portfolio either makes floating-rate payments to the counterparty (or CCP in the case of centrally cleared swaps) based on a benchmark index in exchange for fixed-rate payments or the Portfolio makes fixed-rate payments to the counterparty (or CCP in the case of centrally cleared swaps) in exchange for floating-rate payments based on the return of a benchmark index. By design, the benchmark index is an inflation index, such as the Consumer Price Index. The accounting policy for payments received or made and changes in the underlying value of the inflation swap are the same as for interest rate swaps as described above. The value of the swap is determined by changes in the relationship between the rate of interest and the benchmark index. The Portfolio is exposed to credit loss in the event of nonperformance by the swap

51

Global Opportunities Portfolio

October 31, 2020

Notes to Consolidated Financial Statements — continued

counterparty. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP. Risk may also arise from the unanticipated movements in value of interest rates or the index.

N  Cross-Currency Swaps — Cross-currency swaps are interest rate swaps in which interest cash flows are exchanged between two parties based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Cross-currency swaps also involve the exchange of the notional amounts at the start of the contract at the current spot rate with an agreement to re-exchange such amounts at a later date at either the same exchange rate, a specified rate or the then current spot rate. The entire principal value of a cross-currency swap is subject to the risk that the counterparty to the swap will default on its contractual delivery obligations.

O  Credit Default Swaps — When the Portfolio is the buyer of a credit default swap contract, the Portfolio is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty (or CCP in the case of a centrally cleared swap) to the contract if a credit event by a third party, such as a U.S. or foreign corporate issuer or sovereign issuer, on the debt obligation occurs. In return, the Portfolio pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Portfolio would have spent the stream of payments and received no proceeds from the contract. When the Portfolio is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If the Portfolio is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Portfolio could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Portfolio for the same referenced obligation. As the seller, the Portfolio may create economic leverage to its portfolio because, in addition to its total net assets, the Portfolio is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. The Portfolio also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. All upfront payments and receipts, if any, are amortized over the life of the swap contract as realized gains or losses. Those upfront payments or receipts for non-centrally cleared swaps are recorded as other assets or other liabilities, respectively, net of amortization. For financial reporting purposes, unamortized upfront payments or receipts, if any, are netted with unrealized appreciation or depreciation on swap contracts to determine the market value of swaps as presented in Notes 6 and 9. The Portfolio segregates assets in the form of cash or liquid securities in an amount equal to the notional amount of the credit default swaps of which it is the seller. The Portfolio segregates assets in the form of cash or liquid securities in an amount equal to any unrealized depreciation of the credit default swaps of which it is the buyer, marked-to-market on a daily basis. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP.

P  Total Return Swaps — In a total return swap, the buyer receives a periodic return equal to the total return of a specified security, securities or index for a specified period of time. In return, the buyer pays the counterparty a fixed or variable stream of payments, typically based upon short-term interest rates, possibly plus or minus an agreed upon spread. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains and losses. Periodic payments received or made are recorded as realized gains or losses. The Portfolio is exposed to credit loss in the event of nonperformance by the swap counterparty. Risk may also arise from the unanticipated movements in value of exchange rates, interest rates, securities, or the index.

Q  Volatility Swaps — Volatility swaps involve the exchange of cash flows between two parties based on the measured volatility of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike payment for the “floating rate” or realized price volatility on the underlying asset with respect to the notional amount. At inception, the strike is generally chosen such that the fair value of the swap is zero. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price volatility of the underlying asset and the strike multiplied by the notional amount. Changes in the value of the swap are recorded as unrealized gains and losses. Gains or losses are realized upon the termination of the contract. Volatility swaps permit the parties to attempt to hedge volatility risk and/or take positions on the projected future volatility of an underlying asset. Risk of loss is dependent on the volatility of the underlying instrument.

R  Swaptions — A purchased swaption contract grants the Portfolio, in return for payment of the purchase price, the right, but not the obligation, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. When the Portfolio purchases a swaption, the premium paid to the writer is recorded as an investment and subsequently marked-to-market to reflect the current value of the swaption. A written swaption gives the Portfolio the obligation, if exercised by the purchaser, to enter into a swap contract according to the terms of the underlying agreement. When the Portfolio writes a swaption, the premium received by the Portfolio is recorded as a liability and subsequently marked-to-market to reflect the current value of the swaption. When a swaption is exercised, the cost of the swap is adjusted by the amount of the premium paid or received. When a swaption expires or an unexercised swaption is closed, a gain or loss is recognized in the amount of the premium paid or received, plus the cost to close. The Portfolio’s risk for purchased swaptions is limited to the premium paid. The writer of a swaption bears the risk of unfavorable changes in the preset terms of the underlying swap contract. Purchased swaptions traded over-the-counter involve risk that the issuer or counterparty will fail to perform its contractual obligations.

52

Global Opportunities Portfolio

October 31, 2020

Notes to Consolidated Financial Statements — continued

S  Forward Volatility Agreements — Forward volatility agreements are transactions in which two parties agree to the purchase or sale of a swaption straddle (i.e., a receiver swaption and a payer swaption with the same expiration date) on an underlying floating-rate versus a fixed rate reference entity. The fixed rate shall equal the prevailing at-the-money forward rate of the benchmark swap at determination date. Changes in the value of the agreement are recorded as unrealized gains or losses. The primary risk associated with forward volatility agreements is the change in the volatility of the underlying reference entity.

T  When-Issued Securities and Delayed Delivery Transactions — The Portfolio may purchase or sell securities on a delayed delivery, when-issued or forward commitment basis, including TBA (To Be Announced) securities. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Portfolio maintains cash and/or security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery, when-issued or forward commitment basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract. A forward purchase or sale commitment may be closed by entering into an offsetting commitment or delivery of securities. The Portfolio will realize a gain or loss on investments based on the price established when the Portfolio entered into the commitment.

U  Securities Sold Short — A short sale is a transaction in which the Portfolio sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer with an obligation to replace such borrowed security at a later date. When making a short sale, the Portfolio segregates liquid assets with the custodian equal to its obligations under the short sale. Until the security is replaced, the Portfolio is required to repay the lender any dividends or interest, which accrue during the period of the loan. The proceeds received from a short sale are recorded as a liability and the Portfolio records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of the open short position on the day of determination. A gain, limited to the price at which the Portfolio sold the security short, or a loss, potentially unlimited as there is no upward limit on the price of a security, is recorded when the short position is terminated. Interest and dividends payable on securities sold short are recorded as an expense.

V  Stripped Mortgage-Backed Securities — The Portfolio may invest in Interest Only (IO) and Principal Only (PO) securities, forms of stripped mortgage-backed securities, whereby the IO security receives all the interest and the PO security receives all the principal on a pool of mortgage assets. The yield to maturity on an IO security is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the yield to maturity from these securities. If the underlying mortgages experience greater than anticipated prepayments of principal, the Portfolio may fail to recoup its initial investment in an IO security. The market value of IO and PO securities can be unusually volatile due to changes in interest rates.

2 Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM and an indirect subsidiary of Eaton Vance Corp., as compensation for investment advisory services rendered to the Portfolio and the Subsidiary. Pursuant to the investment advisory agreement between the Portfolio and BMR and the investment advisory agreement between the Subsidiary and BMR, the Portfolio and Subsidiary each pay BMR a fee at an annual rate of 0.615% of its respective average daily net assets up to $500 million, 0.595% from $500 million but less than $1 billion, 0.575% from $1 billion but less than $1.5 billion, 0.555% from $1.5 billion but less than $2 billion and at reduced rates on daily net assets of $2 billion or more, and is payable monthly. In determining the investment adviser fee for the Portfolio and Subsidiary, the applicable advisory fee rate is based on the average daily net assets of the Portfolio (inclusive of its interest in the Subsidiary). Such fee rate is then assessed separately on the Portfolio’s average daily net assets (exclusive of its interest in the Subsidiary) and the Subsidiary’s average daily net assets to determine the amount of the investment adviser fee. For the year ended October 31, 2020, the Portfolio’s investment adviser fee amounted to $7,886,138 or 0.598% of the Portfolio’s consolidated average daily net assets. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2020, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3 Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities, paydowns, principal repayments on Senior Loans, TBA transactions and securities sold short, for the year ended October 31, 2020 were as follows:

	Purchases	Sales

Investments (non-U.S. Government)	$421,396,018	$568,154,230

U.S. Government and Agency Securities	491,492,263	537,721,876

	$912,888,281	$1,105,876,106

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Notes to Consolidated Financial Statements — continued

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio, including open derivative contracts and the Portfolio’s investment in the Subsidiary, at October 31, 2020, as determined on a federal income tax basis, were as follows:

Aggregate cost	$1,412,393,550

Gross unrealized appreciation	$41,446,294

Gross unrealized depreciation	(150,093,792)

Net unrealized depreciation	$(108,647,498)

5  Restricted Securities

At October 31, 2020, the Portfolio owned the following securities (representing 1.8% of net assets) which were restricted as to public resale and not registered under the Securities Act of 1933 (excluding Rule 144A securities). The Portfolio has various registration rights (exercisable under a variety of circumstances) with respect to these securities. The value of these securities is determined based on valuations provided by brokers when available, or if not available, they are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

Description	Date of Acquisition	Shares	Cost	Value

Reinsurance Side Cars

Altair VI Reinsurance	12/29/17	1,000	$2,670,333	$214,500

Blue Lotus Re, Ltd.	12/20/17	242	—	273,764

Mt. Logan Re, Ltd., Series 13, Preference Shares	1/2/18	10,000	7,231,214	9,659,610

Mt. Logan Re, Ltd., Special Investment Series 13, 12/18	1/22/19	2,000	1,446,242	694,775

Mt. Logan Re, Ltd., Special Investment Series 13, 12/19	1/17/20	1,829	1,322,544	1,655,302

Sussex Capital, Ltd., Designated Investment Series 5, 5/19	5/31/19	249	212,150	38,398

Sussex Capital, Ltd., Designated Investment Series 5, 12/19	1/17/20	791	673,953	262,678

Sussex Capital, Ltd., Designated Investment Series 5, 6/20	6/30/20	434	354,368	434,117

Sussex Capital, Ltd., Series 5, Preference Shares	12/17/18	6,000	4,759,530	6,053,535

Sussex Re, Ltd., Series 2020A	1/21/20	4,081,939	3,728,940	4,400,330

Versutus Re, Ltd., Series 2019	1/21/20	234,323	158,913	258,693

Total Restricted Securities			$22,558,187	$23,945,702

6  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include written options, swaptions, forward commodity contracts, forward foreign currency exchange contracts, futures contracts, forward volatility agreements and swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 2020 is included in the Consolidated Portfolio of Investments. At October 31, 2020, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

In the normal course of pursuing its investment objective, the Portfolio is subject to the following risks:

Commodity Risk: The Portfolio invests in commodities-linked derivative instruments, including forward commodity contracts, commodity futures contracts and total return swaps, that provide exposure to the investment returns of certain commodities. Commodities-linked derivative instruments are used to enhance total return and/or as a substitute for the purchase or sale of commodities and to manage certain investment risks.

Credit Risk: The Portfolio enters into credit default swap contracts to manage certain investment risks and/or to enhance total return or as a substitute for the purchase or sale of securities.

Equity Price Risk: During the year ended October 31, 2020, the Portfolio entered into equity index options, total return swaps and volatility swaps to enhance total return and/or to manage certain investment risks.

54

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Notes to Consolidated Financial Statements — continued

Foreign Exchange Risk: The Portfolio engages in forward foreign currency exchange contracts, currency options and cross-currency swaps to enhance total return, to seek to hedge against fluctuations in currency exchange rates and/or as a substitute for the purchase or sale of securities or currencies.

Interest Rate Risk: The Portfolio utilizes various interest rate derivatives including interest rate futures contracts, interest rate swaps and swaptions, inflation swaps, cross-currency swaps, total return swaps, options contracts and forward volatility agreements to enhance total return, to seek to hedge against fluctuations in interest rates and/or to change the effective duration of its portfolio.

The Portfolio enters into over-the-counter (OTC) derivatives that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Portfolio’s net assets below a certain level over a certain period of time, which would trigger a payment by the Portfolio for those derivatives in a liability position. At October 31, 2020, the fair value of derivatives with credit-related contingent features in a net liability position was $8,852,251. The aggregate fair value of assets pledged as collateral by the Portfolio for such liability was $3,605,717 at October 31, 2020.

The OTC derivatives in which the Portfolio invests (except for written options and swaptions as the Portfolio, not the counterparty, is obligated to perform) are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Portfolio (and Subsidiary) has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Portfolio (and Subsidiary) may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Portfolio’s net assets decline by a stated percentage or the Portfolio fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Portfolio of any net liability owed to it.

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Portfolio (and Subsidiary) and/or counterparty is held in segregated accounts by the Portfolio’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as deposits for derivatives collateral and, in the case of cash pledged by a counterparty for the benefit of the Portfolio, a corresponding liability on the Consolidated Statement of Assets and Liabilities. Securities pledged by the Portfolio as collateral, if any, are identified as such in the Consolidated Portfolio of Investments. The carrying amount of the liability for cash collateral due to brokers at October 31, 2020 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 9) at October 31, 2020. Because the Subsidiary is not registered under the 1940 Act, it may not be able to negotiate terms with its counterparties that are equivalent to those a registered portfolio may negotiate. As a result, the Subsidiary may have greater exposure to those counterparties than a registered portfolio.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at October 31, 2020 was as follows:

	Fair Value
Consolidated Statement of Assets and Liabilities Caption	Commodity	Credit		Foreign Exchange		Interest Rate		Total

Unaffiliated investments, at value	$—	$—		$600,076		$2,325,703		$2,925,779

Not applicable	—	4,823,682	*	5,944,351	*	32,113,746	*	42,881,779

Receivable for open forward foreign currency exchange contracts	—	—		7,321,270		—		7,321,270

Receivable for open swap contracts	131,040	—		—		3,795,910		3,926,950

Total Asset Derivatives	$131,040	$4,823,682		$13,865,697		$38,235,359		$57,055,778

Derivatives not subject to master netting or similar agreements	$—	$4,823,682		$5,944,351		$32,113,746		$42,881,779

Total Asset Derivatives subject to master netting or similar agreements	$131,040	$—		$7,921,346		$6,121,613		$14,173,999

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Notes to Consolidated Financial Statements — continued

	Fair Value
Consolidated Statement of Assets and Liabilities Caption	Commodity	Credit	Foreign Exchange	Interest Rate	Total

Written options and swaptions outstanding, at value	$—	$—	$(123,984)	$(631,314)	$(755,298)

Not applicable	—	(735,255)*	(1,914,682)*	(30,353,925)*	(33,003,862)

Payable for open forward foreign currency exchange contracts	—	—	(7,233,519)	—	(7,233,519)

Payable for open swap contracts	—	—	—	(490,252)	(490,252)

Payable for open forward commodity contracts	(373,182)	—	—	—	(373,182)

Total Liability Derivatives	$(373,182)	$(735,255)	$(9,272,185)	$(31,475,491)	$(41,856,113)

Derivatives not subject to master netting or similar agreements	$—	$(735,255)	$(1,914,682)	$(30,353,925)	$(33,003,862)

Total Liability Derivatives subject to master netting or similar agreements	$(373,182)	$—	$(7,357,503)	$(1,121,566)	$(8,852,251)

*

Only the current day’s variation margin on open futures contracts and centrally cleared derivatives is reported within the Consolidated Statement of Assets and Liabilities as Receivable or Payable for variation margin on open futures contracts and centrally cleared derivatives, as applicable.

The Portfolio’s derivative assets and liabilities at fair value by risk, which are reported gross in the Consolidated Statement of Assets and Liabilities, are presented in the table above. The following tables present the Portfolio’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Portfolio (and Subsidiary) for such assets and pledged by the Portfolio (and Subsidiary) for such liabilities as of October 31, 2020.

Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)	Total Cash Collateral Received

Australia and New Zealand Banking Group Limited	$414,790	$—	$(287,758)	$—	$127,032	$—

Bank of America, N.A.	180,651	(180,651)	—	—	—	—

BNP Paribas	1,633,936	(1,238,342)	—	—	395,594	—

Citibank, N.A.	222,503	(222,503)	—	—	—	—

Goldman Sachs International	3,103,954	(797,531)	—	(2,280,000)	26,423	2,280,000

JPMorgan Chase Bank, N.A.	69,922	—	—	—	69,922	—

Morgan Stanley & Co. International PLC	1,431,685	—	—	(1,339,000)	92,685	1,339,000

Standard Chartered Bank	6,836,777	(5,580,549)	—	—	1,256,228	—

The Toronto-Dominion Bank	229,368	—	—	(229,368)	—	310,000

UBS AG	50,413	—	—	—	50,413	—

	$14,173,999	$(8,019,576)	$(287,758)	$(3,848,368)	$2,018,297	$3,929,000

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Notes to Consolidated Financial Statements — continued

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)	Total Cash Collateral Pledged

Bank of America, N.A.	$(477,471)	$180,651	$296,820	$—	$—	$—

BNP Paribas	(1,238,342)	1,238,342	—	—	—	—

Citibank, N.A.	(658,044)	222,503	170,794	242,142	(22,605)	1,190,000

Goldman Sachs International	(797,531)	797,531	—	—	—	—

HSBC Bank USA, N.A.	(100,314)	—	100,314	—	—	—

Standard Chartered Bank	(5,580,549)	5,580,549	—	—	—	—

	$(8,852,251)	$8,019,576	$567,928	$242,142	$(22,605)	$1,190,000

Total — Deposits for derivatives collateral — OTC derivatives						$5,119,000

(a)	In some instances, the total collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b)	Net amount represents the net amount due from the counterparty in the event of default.

(c)	Net amount represents the net amount payable to the counterparty in the event of default.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Consolidated Statement of Operations by risk exposure for the year ended October 31, 2020 was as follows:

Consolidated Statement of Operations Caption	Commodity	Credit	Equity Price	Foreign Exchange	Interest Rate	Total

Net realized gain (loss) —

Investment transactions	$—	$—	$(9,455)	$(1,459,362)	$7,134,861	$5,666,044

Written options	—	—	—	158,824	—	158,824

Futures contracts	(591,577)	—	—	—	7,400,499	6,808,922

Swap contracts	—	14,374,159	(1,634,134)	—	19,440,725	32,180,750

Forward foreign currency exchange contracts	—	—	—	(5,507,486)	—	(5,507,486)

Total	$(591,577)	$14,374,159	$(1,643,589)	$(6,808,024)	$33,976,085	$39,307,054

Change in unrealized appreciation (depreciation) —

Investments	$—	$—	$530,658	$226,954	$(568,902)	$188,710

Written options and swaptions	—	—	—	41,263	(131,314)	(90,051)

Futures contracts	(707,800)	—	—	—	(1,025,474)	(1,733,274)

Swap contracts	131,040	661,401	—	—	4,384,529	5,176,970

Forward volatility agreements	—	—	—	—	(87,117)	(87,117)

Forward commodity contracts	(373,182)	—	—	—	—	(373,182)

Forward foreign currency exchange contracts	—	—	—	6,823,347	—	6,823,347

Total	$(949,942)	$661,401	$530,658	$7,091,564	$2,571,722	$9,905,403

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Global Opportunities Portfolio

October 31, 2020

Notes to Consolidated Financial Statements — continued

The average notional cost of futures contracts and average notional amounts of other derivative contracts outstanding during the year ended October 31, 2020, which are indicative of the volume of these derivative types, were approximately as follows:

Futures Contracts — Long	Futures Contracts — Short	Forward Commodity Contracts	Forward Foreign Currency Exchange Contracts*	Forward Volatility Agreements

$54,428,000	$34,708,000	$2,618,000	$1,464,251,000	$21,538,000

Purchased Swaptions	Purchased Call Options	Written Swaptions	Swap Contracts

$54,923,000	$548,462,000	$5,231,000	$1,713,739,000

*	The average notional amount for forward foreign currency exchange contracts is based on the absolute value of notional amounts of currency purchased and currency sold.

The average principal amount of purchased currency options contracts and written currency options contracts and average number of purchased options contracts and written options contracts outstanding during the year ended October 31, 2020, which are indicative of the volume of these derivative types, were approximately $34,923,000, $25,231,000, 2,387 contracts and 862 contracts, respectively.

7  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in an $800 million unsecured line of credit agreement with a group of banks, which is in effect through October 26, 2021. Borrowings are made by the Portfolio solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2020, an upfront fee and arrangement fee totaling $950,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2020.

8  Investments in Affiliated Funds

At October 31, 2020, the value of the Portfolio’s investment in affiliated funds was $282,555,462, which represents 20.8% of the Portfolio’s net assets. Transactions in affiliated funds by the Portfolio for the year ended October 31, 2020 were as follows:

Name of affiliated fund	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units, end of period

Short-Term Investments

Eaton Vance Cash Reserves Fund, LLC	$132,568,586	$1,387,940,174	$(1,237,841,395)	$(106,657)	$(5,246)	$282,555,462	$1,070,457	282,555,462

9  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

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Global Opportunities Portfolio

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Notes to Consolidated Financial Statements — continued

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2020, the hierarchy of inputs used in valuing the Portfolio’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Collateralized Mortgage Obligations	$—	$109,808,008	$—	$109,808,008

Mortgage Pass-Throughs	—	186,324,443	—	186,324,443

Commercial Mortgage-Backed Securities	—	12,484,056	—	12,484,056

Asset-Backed Securities	—	138,036,232	—	138,036,232

U.S. Government Guaranteed Small Business Administration Loans	—	49,096,290	—	49,096,290

Sovereign Loans	—	438,128	—	438,128

Foreign Government Bonds	—	277,009,817	—	277,009,817

Foreign Corporate Bonds	—	51,740,402	800,582	52,540,984

Convertible Bonds	—	3,494,994	—	3,494,994

Common Stocks	—	3,813,741 *	—	3,813,741

Loan Participation Notes	—	—	563,847	563,847

Closed-End Funds	12,992,974	—	—	12,992,974

Exchange-Traded Funds	31,205,160	—	—	31,205,160

Reinsurance Side Cars	—	—	36,084,623	36,084,623

U.S. Treasury Obligations	—	41,565,952	—	41,565,952

Short-Term Investments —

Foreign Government Securities	—	58,235,156	—	58,235,156

U.S. Treasury Obligations	—	6,999,760	—	6,999,760

Other	—	282,555,462	—	282,555,462

Purchased Currency Options	—	600,076	—	600,076

Purchased Interest Rate Swaptions	—	229,368	—	229,368

Purchased Call Options	—	2,096,335	—	2,096,335

Total Investments	$44,198,134	$1,224,528,220	$37,449,052	$1,306,175,406

Forward Foreign Currency Exchange Contracts	$—	$13,265,621	$—	$13,265,621

Swap Contracts	—	40,864,378	—	40,864,378

Total	$44,198,134	$1,278,658,219	$37,449,052	$1,360,305,405

Liability Description

Securities Sold Short	$—	$(5,177,107)	$—	$(5,177,107)

Written Currency Options	—	(123,984)	—	(123,984)

Written Interest Rate Swaptions	—	(631,314)	—	(631,314)

Forward Commodity Contracts	—	(373,182)	—	(373,182)

Forward Foreign Currency Exchange Contracts	—	(9,148,201)	—	(9,148,201)

Futures Contracts	(552,091)	—	—	(552,091)

Swap Contracts	—	(31,027,341)	—	(31,027,341)

Total	$(552,091)	$(46,481,129)	$—	$(47,033,220)

*

Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

59

Global Opportunities Portfolio

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Notes to Consolidated Financial Statements — continued

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Investments in Senior Floating-Rate Loans	Investments in Foreign Corporate Bonds	Investments in Loan Participation Notes	Investments in Reinsurance Side Cars	Total

Balance as of October 31, 2019	$1,561,925	$—	$—	$40,437,548	$41,999,473

Realized gains (losses)	(28,391)	—	—	(1,931,845)	(1,960,236)

Change in net unrealized appreciation (depreciation)	24,124	(458,263)	4,914	3,872,489	3,443,264

Cost of purchases	—	—	560,031	16,191,955	16,751,986

Proceeds from sales, including return of capital	(1,557,658)	—	—	(22,485,524)	(24,043,182)

Accrued discount (premium)	—	—	(1,098)	—	(1,098)

Transfers to Level 3(1)	—	1,258,845	—	—	1,258,845

Transfers from Level 3	—	—	—	—	—

Balance as of October 31, 2020	$—	$800,582	$563,847	$36,084,623	$37,449,052

Change in net unrealized appreciation (depreciation) on investments still held as of October 31, 2020	$—	$(458,263)	$4,914	$3,992,646	$3,539,297

(1)	Investments transferred to Level 3 as a result of the unavailability of a quoted price in an active market for an identical investment or the unavailability of other significant observable inputs.

The following is a summary of quantitative information about significant unobservable valuation inputs for Level 3 investments held as of October 31, 2020:

Type of Investment	Fair Value as of October 31, 2020	Valuation Technique	Unobservable Inputs	Input	Impact to Valuation from an Increase to Input*

Foreign Corporate Bonds	$800,582	Matrix Pricing	Credit spread to U.S. Treasury	4.36%	Decrease

Loan Participation Notes	563,847	Matrix Pricing	Adjusted Credit Spread to the Central Bank of Uzbekistan Quoted Policy Rate	2.15%	Decrease

Included in foreign corporate bonds are securities valued at $0 based on their estimated recovery value percentage.

*

Represents the directional change in the fair value of the Level 3 investments that would result in an increase to the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect.

10  Risks and Uncertainties

Risks Associated with Foreign Investments

Investing in securities issued by entities whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign issuers, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers and issuers than in the United States.

60

Global Opportunities Portfolio

October 31, 2020

Notes to Consolidated Financial Statements — continued

Pandemic Risk

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in December 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, the economies of individual countries, individual companies, and the market in general, and may continue to do so in significant and unforeseen ways, as may other epidemics and pandemics that may arise in the future. Any such impact could adversely affect the Portfolio’s performance, or the performance of the securities in which the Portfolio invests.

11  Additional Information

On October 8, 2020, Morgan Stanley and Eaton Vance Corp. (“Eaton Vance”) announced that they had entered into a definitive agreement under which Morgan Stanley would acquire Eaton Vance. Under the Investment Company Act of 1940, as amended, consummation of this transaction may be deemed to result in the automatic termination of an Eaton Vance Fund’s investment advisory agreement, and, where applicable, any related sub-advisory agreement. On November 24, 2020, the Portfolio’s Board approved a new investment advisory agreement. The new investment advisory agreement will be presented to Portfolio interest holders for approval, and, if approved, would take effect upon consummation of the transaction. A special joint meeting of Portfolio interest holders will be held on February 18, 2021, at which the proposed investment advisory agreement for the Portfolio will be submitted for approval.

61

Global Opportunities Portfolio

October 31, 2020

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Global Opportunities Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying consolidated statement of assets and liabilities of Global Opportunities Portfolio and subsidiary (the “Portfolio”), including the consolidated portfolio of investments, as of October 31, 2020, the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements and financial highlights”). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of October 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities and senior loans owned as of October 31, 2020, by correspondence with the custodian, brokers, and selling or agent banks; when replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 22, 2020

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

62

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2020

Liquidity Risk Management Program

The Fund has implemented a written liquidity risk management program (Program) and related procedures to manage its liquidity in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (Liquidity Rule). The Liquidity Rule defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Fund’s Board of Trustees/Directors has designated the investment adviser to serve as the administrator of the Program and the related procedures. The administrator has established a Liquidity Risk Management Oversight Committee (Committee) to perform the functions necessary to administer the Program. As part of the Program, the administrator is responsible for identifying illiquid investments and categorizing the relative liquidity of the Fund’s investments in accordance with the Liquidity Rule. Under the Program, the administrator assesses, manages, and periodically reviews the Fund’s liquidity risk, and is responsible for making certain reports to the Fund’s Board of Trustees/Directors and the Securities and Exchange Commission (SEC) regarding the liquidity of the Fund’s investments, and to notify the Board of Trustees/Directors and the SEC of certain liquidity events specified in the Liquidity Rule. The liquidity of the Fund’s portfolio investments is determined based on a number of factors including, but not limited to, relevant market, trading and investment-specific considerations under the Program.

At a meeting of the Fund’s Board of Trustees/Directors, the Committee provided a written report to the Fund’s Board of Trustees/Directors pertaining to the operation, adequacy, and effectiveness of implementation of the Program, as well as the operation of the highly liquid investment minimum (if applicable) for the period December 1, 2018 through December 31, 2019 (Review Period). The Program operated effectively during the Review Period, supporting the administrator’s ability to assess, manage and monitor Fund liquidity risk, including during periods of market volatility and net redemptions. During the Review Period, the Fund met redemption requests on a timely basis.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

63

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2020

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 143 portfolios (with the exception of Messrs. Faust and Wennerholm and Ms. Frost who oversee 142 portfolios) in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Trust Position(s)	Trustee Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 142 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.

Other Directorships in the Last Five Years. Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Other Directorships in the Last Five Years. None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Other Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Other Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm)
(1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Other Directorships in the Last Five Years. Director of DraftKings, Inc.

(digital sports entertainment and gaming company) (since September 2020). Director of Groupon, Inc. (e-commerce provider) (since April 2020). Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Formerly, Director of Dynex Capital, Inc. (mortgage REIT) (2013-2020).

64

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2020

Management and Organization — continued

Name and Year of Birth	Trust Position(s)	Trustee Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson) and 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm)
(2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Other Directorships in the Last Five Years. None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm)
(1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Other Directorships in the Last Five Years. None.

Keith Quinton 1958	Trustee	2018

Private investor, researcher and lecturer. Independent Investment Committee Member at New Hampshire Retirement System (since 2017). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Other Directorships in the Last Five Years. Director (since 2016) and Chairman (since 2019) of New Hampshire Municipal Bond Bank.

Marcus L. Smith 1966	Trustee	2018

Private investor. Member of Posse Boston Advisory Board (foundation) (since 2015). Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Other Directorships in the Last Five Years. Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Director of Ascot Group Limited and certain of its subsidiaries (insurance and reinsurance) (since 2018). Formerly, Director of Hagerty Holding Corp. (insurance and reinsurance) (2015-2018). Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Other Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Scott E. Wennerholm 1959	Trustee	2016

Private Investor. Formerly, Trustee at Wheelock College (postsecondary institution)
(2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Other Directorships in the Last Five Years. None.

Name and Year of Birth	Trust Position(s)	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees

Eric A. Stein 1980	President	2020	Vice President and Chief Investment Officer, Fixed Income of EVM and BMR. Prior to November 1, 2020, Mr. Stein was a co-Director of Eaton Vance’s Global Income Investments. Also Vice President of Calvert Research and Management (“CRM”).

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of CRM.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

65

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2020

Management and Organization — continued

Name and Year of Birth	Trust Position(s)	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees (continued)

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly, Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

66

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each entity listed below has adopted a privacy policy and procedures (“Privacy Program”) Eaton Vance believes is reasonably designed to protect your personal information and to govern when and with whom Eaton Vance may share your personal information.

•

At the time of opening an account, Eaton Vance generally requires you to provide us with certain information such as name, address, social security number, tax status, account numbers, and account balances. This information is necessary for us to both open an account for you and to allow us to satisfy legal requirements such as applicable anti-money laundering reviews and know-your-customer requirements.

•

On an ongoing basis, in the normal course of servicing your account, Eaton Vance may share your information with unaffiliated third parties that perform various services for Eaton Vance and/or your account. These third parties include transfer agents, custodians, broker/dealers and our professional advisers, including auditors, accountants, and legal counsel. Eaton Vance may additionally share your personal information with our affiliates.

•	We believe our Privacy Program is reasonably designed to protect the confidentiality of your personal information and to prevent unauthorized access to that information.

•

We reserve the right to change our Privacy Program at any time upon proper notification to you. You may want to review our Privacy Program periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of protecting your personal information applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, and Calvert Funds. This Privacy Notice supersedes all previously issued privacy disclosures. For more information about our Privacy Program or about how your personal information may be used, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

67

This Page Intentionally Left Blank

Investment Adviser of Emerging Markets Local

Income Portfolio, Global Macro Absolute Return

Advantage Portfolio, Global Opportunities Portfolio and Senior Debt Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Investment Adviser and Administrator of Eaton Vance Short Duration Strategic Income Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*

FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

28    10.31.20

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

Annual Report

October 31, 2020

Important Note. Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (eatonvance.com/funddocuments), and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you are a direct investor, you may elect to receive shareholder reports and other communications from the Fund electronically by signing up for e-Delivery at eatonvance.com/edelivery. If you own your shares through a financial intermediary (such as a broker-dealer or bank), you must contact your financial intermediary to sign up.

You may elect to receive all future Fund shareholder reports in paper free of charge. If you are a direct investor, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-262-1122. If you own these shares through a financial intermediary, you must contact your financial intermediary or follow instructions included with this disclosure, if applicable, to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Eaton Vance funds held directly or to all funds held through your financial intermediary, as applicable.

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The investment adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator. The adviser is also registered as a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2020

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2020

Management’s Discussion of Fund Performance1

Economic and Market Conditions

The 12-month period that began November 1, 2019, included some of the best and worst equity performances in over a decade.

The period began with global equities rallying in the closing months of 2019, supported by interest rate reductions by dozens of central banks worldwide. In July 2019, the U.S. Federal Reserve (the Fed) had cut rates for the first time in over a decade, followed by two additional rate cuts in September and October.

In January 2020, however, news of the novel coronavirus outbreak in China began to raise investor concerns. As the virus turned into a global pandemic in February and March, it ended the longest-ever U.S. economic expansion and triggered a global economic slowdown. Equity markets along with credit markets plunged in value amid unprecedented volatility.

In response, the Fed announced two emergency rate cuts in March 2020 — lowering the federal funds rate to 0.00%-0.25% — along with other measures designed to shore up the markets. Across the globe, other central banks and governments launched aggressive monetary and fiscal responses to help mitigate the economic effects of the virus.

These moves helped calm the markets and initiated a global equity rally that began in late March and lasted through August. In the second quarter of 2020, U.S. stocks reported their best quarterly returns since 1998 — on the heels of the worst first quarter for American stocks since the 2007-2008 global financial crisis. As with U.S. equities, overseas stock indexes reflected investor optimism as economies started to emerge from coronavirus lockdowns and factories resumed production.

In the final two months of the period, however, the equity rally stalled as the pandemic appeared to increase its drag on the global economy. Across Europe, nations that seemed to have beaten back the coronavirus during the summer initiated new lockdowns to combat a second wave of infections. In the U.S., coronavirus cases were on the rise in virtually every state.

Reflecting the increasingly grim economic outlook for fall and winter, most major global stock indexes reported negative returns in September and October. The one bright spot seemed to be several east Asian nations, which were among the first countries impacted by the pandemic and took strong measures to combat the coronavirus early on, and where economic activity had started to rebound by period-end.

For the period as a whole, the MSCI World Index, a broad measure of global equities, returned 4.36%; while the S&P 500® Index, a broad measure of U.S. stocks, returned 9.71%; and the technology-laden Nasdaq Composite Index returned 32.84%. The MSCI EAFE Index of developed-market international equities returned -6.86%; while the MSCI Emerging Markets Index returned 8.25% in U.S. dollars.

Fund Performance

For the 12-month period ended October 31, 2020, Eaton Vance Tax- Managed Equity Asset Allocation Fund (the Fund) returned 5.07% for Class A shares at net asset value (NAV), underperforming its primary benchmark, the Russell 3000® Index (the Index), which returned 10.15%. The Fund also underperformed its blended benchmark consisting of 80% the Index, 10% MSCI EAFE Index, and 10% ICE BofA Fixed Rate Preferred Securities Index (the Blended Index), which returned 7.83% during the period.

The Fund’s performance is a function of the returns of the underlying portfolios in which it invests and the Fund’s allocation among those portfolios, as well as the performance of the Fund’s direct investments. The Fund invests in tax-managed portfolios across equity market capitalizations and styles as well as direct investments, which include preferred stocks and hybrid securities.

During the period, U.S. large-cap growth stocks significantly outperformed virtually every other broad equity asset class, including large-cap value stocks, small- and mid-cap stocks, and international stocks. While value stocks participated in the broad equity rally in late spring and summer 2020, most U.S. value indexes — in contrast with growth indexes — were in negative territory for the period as a whole. In this market environment, the Fund’s broad diversification across investment styles and geographies constrained relative Fund performance against the U.S.-based large-cap weighted Index.

The Fund’s allocations to Tax-Managed Value Portfolio, Tax-Managed Small-Cap Portfolio, Tax-Managed International Equity Portfolio, and its direct investment in preferred stocks and other hybrid securities underperformed the Index and, thus, detracted from relative performance. In contrast, the Fund’s allocations to Tax-Managed Multi-Cap Growth Portfolio and Tax-Managed Growth Portfolio outperformed the Index during the period and contributed to Fund performance versus the Index.

Fund management made no significant changes to the Fund’s allocation mix during the period. As of period-end, allocations to the Fund’s underlying component portfolios were: Tax-Managed Multi-Cap Growth Portfolio – 16.3%; Tax-Managed Growth Portfolio – 35.3%; Tax-Managed Value Portfolio – 25.6%; Tax-Managed International Equity Portfolio – 5.7%; Tax-Managed Small-Cap Portfolio – 10.3%; and direct investments in preferred stocks and other hybrid securities (including exchange-traded funds that invest in preferred securities and similar instruments) – 6.8%.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2020

Performance2,3

Portfolio Managers Lewis R. Piantedosi and John H. Croft, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years

Class A at NAV	03/04/2002	03/04/2002	5.07%	8.57%	9.77%
Class A with 5.75% Maximum Sales Charge	—	—	–0.96	7.28	9.13
Class C at NAV	03/04/2002	03/04/2002	4.29	7.76	8.96
Class C with 1% Maximum Sales Charge	—	—	3.29	7.76	8.96
Class I at NAV	09/11/2015	03/04/2002	5.31	8.85	9.91

Russell 3000® Index	—	—	10.15%	11.47%	12.79%
MSCI EAFE Index	—	—	–6.86	2.84	3.82

ICE BofA Fixed Rate Preferred Securities Index	—	—	4.03	5.77	6.36
Blended Index	—	—	7.83	10.11	11.31

% After-Tax Returns with Maximum Sales Charge	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years

Class A After Taxes on Distributions	03/04/2002	03/04/2002	–1.32%	6.60%	8.42%
Class A After Taxes on Distributions and Sale of Fund Shares	—	—	–0.18	5.78	7.53

Class C After Taxes on Distributions	03/04/2002	03/04/2002	3.02	7.20	8.35
Class C After Taxes on Distributions and Sale of Fund Shares	—	—	2.23	6.22	7.42

Class I After Taxes on Distributions	09/11/2015	03/04/2002	4.87	8.11	9.10
Class I After Taxes on Distributions and Sale of Fund Shares	—	—	3.60	7.09	8.15

% Total Annual Operating Expense Ratios[4]			Class A	Class C	Class I

			1.34%	2.09%	1.09%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment[3]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge

Class C	$10,000	10/31/2010	$23,596	N.A.
Class I	$250,000	10/31/2010	$643,443	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2020

Fund Profile5

Portfolio Allocation (% of total investments)

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2020

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Russell 3000® Index is an unmanaged index of the 3,000 largest U.S. stocks. MSCI EAFE Index is an unmanaged index of equities in the developed markets, excluding the U.S. and Canada. MSCI indexes are net of foreign withholding taxes. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. ICE BofA Fixed Rate Preferred Securities Index is an unmanaged index of fixed-rate, preferred securities issued in the U.S. ICE® BofA® indices are not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report and ICE Data Indices, LLC does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. BofA® is a licensed registered trademark of Bank of America Corporation in the United States and other countries. The Blended Index consists of 80% Russell 3000® Index, 10% MSCI EAFE Index and 10% ICE BofA Fixed Rate Preferred Securities Index, rebalanced monthly. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares. After-tax returns are calculated using certain assumptions, including using the highest historical individual federal income tax rates, and do not reflect the impact of state/local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or shares held by nontaxable entities. Return After Taxes on Distributions may be the same as Return Before Taxes for the same period because no taxable distributions were made during that period. Return After Taxes on Distributions and Sale of Fund Shares may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares. The Fund’s after-tax returns also may reflect foreign tax credits passed by the Fund to its shareholders.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class I is linked to Class A. Performance presented in the Financial Highlights included in the financial statements is not linked.

[4]	Source: Fund prospectus. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]

Fund primarily invests in one or more affiliated investment companies (Portfolios) and may also invest directly. Unless otherwise noted, references to investments are to the aggregate holdings of the Fund, including its pro rata share of each Portfolio or Fund in which it invests. Debt obligations are hybrid instruments, as determined by the investment adviser. These instruments have characteristics of both equity and debt.

Fund profile subject to change due to active management.

Additional Information

MSCI World Index is an unmanaged index of equity securities in the developed markets. MSCI Emerging Markets Index is an unmanaged index of emerging markets common stocks. S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. S&P Dow Jones Indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® and S&P 500® are registered trademarks of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. Nasdaq Composite Index is a market capitalization-weighted index of all domestic and international securities listed on Nasdaq. Source: Nasdaq, Inc. The information is provided by Nasdaq (with its affiliates, are referred to as the “Corporations”) and Nasdaq’s third party licensors on an “as is” basis and the Corporations make no guarantees and bear no liability of any kind with respect to the information or the Fund.

5

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2020

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2020 – October 31, 2020).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/20)	Ending Account Value (10/31/20)	Expenses Paid During Period* (5/1/20 – 10/31/20)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,132.00	$6.75	1.26%
Class C	$1,000.00	$1,127.50	$10.80	2.02%
Class I	$1,000.00	$1,133.20	$5.42	1.01%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,018.80	$6.39	1.26%
Class C	$1,000.00	$1,015.00	$10.23	2.02%
Class I	$1,000.00	$1,020.10	$5.13	1.01%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2020. The Example reflects the expenses of both the Fund and the Portfolios.

6

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2020

Portfolio of Investments

Investments in Affiliated Portfolios — 93.2%
Description		Value

Tax-Managed Growth Portfolio (identified cost, $73,015,856)		$181,828,405

Tax-Managed International Equity Portfolio (identified cost, $29,723,242)		29,586,962

Tax-Managed Multi-Cap Growth Portfolio (identified cost, $34,112,580)		84,020,820

Tax-Managed Small-Cap Portfolio (identified cost, $46,311,536)		52,903,887

Tax-Managed Value Portfolio (identified cost, $86,966,246)		131,956,102

Total Investments in Affiliated Portfolios (identified cost $270,129,460)		$480,296,176

Preferred Stocks — 1.2%
Security	Shares	Value

Banks — 0.2%

Texas Capital Bancshares, Inc., 6.50%	17,272	$439,054

Wells Fargo & Co., Series L, 7.50% (Convertible)	385	519,273

		$958,327

Electric Utilities — 0.1%

SCE Trust III, Series H, 5.75% to 3/15/24(1)	37,000	$817,700

		$817,700

Equity Real Estate Investment Trusts (REITs) — 0.1%

SITE Centers Corp., Series A, 6.375%	19,000	$463,600

SITE Centers Corp., Series K, 6.25%	6,000	143,940

Vornado Realty Trust, Series K, 5.70%	3,435	84,570

		$692,110

Independent Power and Renewable Electricity Producers — 0.1%

Algonquin Power & Utilities Corp., Series 19-A, 6.20% to 7/1/24(1)	9,950	$267,282

		$267,282

Insurance — 0.3%

American Equity Investment Life Holding Co., Series B, 6.625% to 9/1/25(1)	25,890	$674,693

Athene Holding, Ltd., Series C, 6.375% to 6/30/25(1)	32,000	860,800

		$1,535,493

Oil, Gas & Consumable Fuels — 0.2%

NuStar Energy, L.P., Series B, 7.625% to 6/15/22(1)	59,850	$990,518

		$990,518

Security	Shares	Value

Pipelines — 0.1%

Energy Transfer Operating, L.P., Series C, 7.375% to 5/15/23(1)	15,000	$274,350

Energy Transfer Operating, L.P., Series E, 7.60% to 5/15/24(1)	8,960	174,272

		$448,622

Real Estate Management & Development — 0.1%

Brookfield Property Partners, L.P., Series A, 5.75%	2,121	$41,147

Brookfield Property Partners, L.P., Series A, 6.50%	14,575	304,326

Brookfield Property Partners, L.P., Series A2, 6.375%	19,390	391,678

		$737,151

Total Preferred Stocks (identified cost $7,208,505)		$6,447,203

Debt Obligations — 4.3%(2)
Security	Principal Amount (000’s omitted)	Value

Automobiles — 0.1%

General Motors Financial Co., Inc., Series C, 5.70% to 9/30/30(1)(3)	$274	$284,275

		$284,275

Banks — 2.1%

Banco Mercantil del Norte S.A./Grand Cayman, 8.375% to 10/14/30(1)(3)(4)	$400	$425,104

Bank of New York Mellon Corp. (The), Series G, 4.70% to 9/20/25(1)(3)	195	209,137

Barclays PLC, 6.125% to 12/15/25(1)(3)	1,000	1,019,884

Citigroup, Inc., 5.95% to 1/30/23(1)(3)	330	342,533

Citigroup, Inc., Series M, 6.30% to 5/15/24(1)(3)	940	976,425

Comerica, Inc., 5.625% to 7/1/25(1)(3)	398	425,860

Farm Credit Bank of Texas, Series 3, 6.20% to 6/15/28(1)(3)(4)	473	473,385

HSBC Holdings PLC, 6.375% to 9/17/24(1)(3)	251	258,857

HSBC Holdings PLC, 6.875% to 6/1/21(1)(3)	599	607,916

Huntington Bancshares, Inc., Series F, 5.625% to 7/15/30(1)(3)	395	442,894

JPMorgan Chase & Co., Series X, 6.10% to 10/1/24(1)(3)	1,392	1,465,188

KeyCorp, Series D, 5.00% to 9/15/26(1)(3)	975	1,002,627

Lloyds Banking Group PLC, 7.50% to 6/27/24(1)(3)	600	634,332

Natwest Group PLC, 6.00% to 12/29/25(1)(3)	229	237,519

Natwest Group PLC, 8.00% to 8/10/25(1)(3)	778	872,605

PNC Financial Services Group, Inc. (The), Series S, 5.00% to 11/1/26(1)(3)	485	519,627

7	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2020

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Banks (continued)

Regions Financial Corp., Series D, 5.75% to 6/15/25(1)(3)	$204	$219,045

Standard Chartered PLC, 6.00% to 7/26/25(1)(3)(4)	456	469,680

Truist Financial Corp., Series P, 4.95% to 9/1/25(1)(3)	198	210,375

Truist Financial Corp., Series Q, 5.10% to 3/1/30(1)(3)	249	273,106

		$11,086,099

Capital Markets — 0.6%

AerCap Holdings NV, 5.875% to 10/10/24, 10/10/79(1)	$425	$337,197

Charles Schwab Corp. (The), Series G, 5.375% to 6/1/25(1)(3)	651	714,473

Morgan Stanley, Series J, 4.047% to 1/15/21(1)(3)	800	785,126

UBS Group AG, 6.875% to 8/7/25(1)(3)(5)	1,000	1,106,550

		$2,943,346

Diversified Financial Services — 0.1%

Discover Financial Services, Series D, 6.125% to 6/23/25(1)(3)	$327	$353,324

		$353,324

Electric Utilities — 0.3%

Emera, Inc., Series 16-A, 6.75% to 6/15/26, 6/15/76(1)	$450	$499,160

Sempra Energy, 4.875% to 10/15/25(1)(3)	775	807,937

Southern Co. (The), Series B, 5.50% to 3/15/22, 3/15/57(1)	366	376,393

		$1,683,490

Food Products — 0.2%

Land O’ Lakes, Inc., 8.00%(3)(4)	$1,324	$1,317,380

		$1,317,380

Gas Utilities — 0.1%

NiSource, Inc., 5.65% to 6/15/23(1)(3)	$645	$645,316

		$645,316

Insurance — 0.1%

QBE Insurance Group, Ltd., 5.875% to 5/12/25(1)(3)(4)	$694	$742,580

		$742,580

Multi-Utilities — 0.2%

Centerpoint Energy, Inc., Series A, 6.125% to 9/1/23(1)(3)	$900	$911,052

		$911,052

Oil, Gas & Consumable Fuels — 0.4%

DCP Midstream, L.P., Series A, 7.375% to 12/15/22(1)(3)	$925	$601,905

EnLink Midstream Partners, L.P., Series C, 6.00% to 12/15/22(1)(3)	1,422	604,350

Security	Principal Amount (000’s omitted)	Value

Oil, Gas & Consumable Fuels (continued)

Odebrecht Oil & Gas Finance, Ltd., 0.00%(3)(4)	$550	$1,376

Plains All American Pipeline, L.P., Series B, 6.125% to 11/15/22(1)(3)	1,050	649,687

		$1,857,318

Pipelines — 0.1%

Energy Transfer Operating, L.P., Series B, 6.625% to 2/15/28(1)(3)	$502	$357,296

		$357,296

Total Debt Obligations (identified cost $23,141,149)		$22,181,476

Exchange-Traded Funds — 1.2%
Security	Shares	Value

Equity Funds — 1.2%

iShares Preferred & Income Securities ETF	173,286	$6,276,419

Total Exchange-Traded Funds (identified cost $6,801,017)		$6,276,419

Total Investments — 99.9% (identified cost $307,280,131)		$515,201,274

Other Assets, Less Liabilities — 0.1%		$265,003

Net Assets — 100.0%		$515,466,277

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	Security converts to variable rate after the indicated fixed-rate coupon period.

(2)	Debt obligations are hybrid instruments, as determined by the investment adviser. These instruments have characteristics of both equity and debt.

(3)	Perpetual security with no stated maturity date but may be subject to calls by the issuer.

(4)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At October 31, 2020, the aggregate value of these securities is $3,429,505 or 0.7% of the Fund’s net assets.

(5)

Security exempt from registration under Regulation S of the Securities Act of 1933, as amended, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, as amended. At October 31, 2020, the aggregate value of these securities is $1,106,550 or 0.2% of the Fund’s net assets.

8	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2020

Statement of Assets and Liabilities

Assets	October 31, 2020

Affiliated investments, at value (identified cost, $270,129,460)	$480,296,176

Unaffiliated investments, at value (identified cost, $37,150,671)	34,905,098

Interest and dividends receivable	341,245

Receivable for investments sold	318,875

Receivable for Fund shares sold	148,854

Total assets	$516,010,248

Liabilities

Payable for Fund shares redeemed	$111,801

Payable to affiliates:

Investment adviser fee	106,886

Administration fee	68,573

Distribution and service fees	123,135

Trustees’ fees	42

Accrued expenses	133,534

Total liabilities	$543,971

Net Assets	$515,466,277

Sources of Net Assets

Paid-in capital	$218,139,085

Distributable earnings	297,327,192

Total	$515,466,277

Class A Shares

Net Assets	$373,288,856

Shares Outstanding	16,180,680

Net Asset Value and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$23.07

Maximum Offering Price Per Share

(100 ÷ 94.25 of net asset value per share)	$24.48

Class C Shares

Net Assets	$44,822,037

Shares Outstanding	2,103,713

Net Asset Value and Offering Price Per Share*

(net assets ÷ shares of beneficial interest outstanding)	$21.31

Class I Shares

Net Assets	$97,355,384

Shares Outstanding	4,221,641

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$23.06

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

9	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2020

Statement of Operations

Investment Income	Year Ended October 31, 2020

Dividend income	$938,281

Dividend income allocated from affiliated Portfolios (net of foreign taxes, $161,881)	7,990,545

Interest income	1,476,122

Securities lending income allocated from affiliated Portfolios, net	18,910

Expenses allocated from affiliated Portfolios	(2,862,917)

Total investment income	$7,560,941

Expenses

Investment adviser fee	$1,221,341

Administration fee	772,986

Distribution and service fees

Class A	922,012

Class C	507,075

Trustees’ fees and expenses	500

Custodian fee	38,216

Transfer and dividend disbursing agent fees	243,329

Legal and accounting services	68,913

Printing and postage	32,201

Registration fees	52,462

Miscellaneous	14,308

Total expenses	$3,873,343

Net investment income	$3,687,598

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —

Investment transactions	$(1,503,299)

Net realized gain (loss) allocated from affiliated Portfolios —

Investment transactions	14,336,431 (1)

Foreign currency transactions	(884)

Net realized gain	$12,832,248

Change in unrealized appreciation (depreciation) —

Unaffiliated investments	$(2,022,029)

Change in unrealized appreciation (depreciation) allocated from affiliated Portfolios —

Investments	7,429,219

Foreign currency	15,046

Net change in unrealized appreciation (depreciation)	$5,422,236

Net realized and unrealized gain	$18,254,484

Net increase in net assets from operations	$21,942,082

(1)	Includes $13,080,896 of net realized gains from redemptions in-kind.

10	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2020

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2020	2019

From operations —

Net investment income	$3,687,598	$4,192,073

Net realized gain	12,832,248 (1)	17,080,088 (2)

Net change in unrealized appreciation (depreciation)	5,422,236	33,789,463

Net increase in net assets from operations	$21,942,082	$55,061,624

Distributions to shareholders —

Class A	$(7,227,583)	$(5,210,972)

Class B	—	(10,671)

Class C	(745,511)	(1,812,999)

Class I	(2,133,731)	(1,463,256)

Total distributions to shareholders	$(10,106,825)	$(8,497,898)

Transactions in shares of beneficial interest —

Proceeds from sale of shares

Class A	$18,844,109	$18,751,039

Class C	5,610,146	7,250,163

Class I	26,419,848	25,150,351

Net asset value of shares issued to shareholders in payment of distributions declared

Class A	6,681,661	4,742,464

Class B	—	10,621

Class C	687,654	1,744,174

Class I	1,991,043	1,344,139

Cost of shares redeemed

Class A	(48,977,443)	(39,208,993)

Class B	—	(33,234)

Class C	(11,943,464)	(16,471,056)

Class I	(21,966,361)	(9,720,692)

Net asset value of shares converted(3)

Class A	7,515,016	86,447,434

Class B	—	(958,970)

Class C	(7,515,016)	(85,488,464)

Net decrease in net assets from Fund share transactions	$(22,652,807)	$(6,441,024)

Net increase (decrease) in net assets	$(10,817,550)	$40,122,702

Net Assets

At beginning of year	$526,283,827	$486,161,125

At end of year	$515,466,277	$526,283,827

(1)	Includes $13,080,896 of net realized gains from redemptions in-kind.

(2)	Includes $9,768,908 of net realized gains from redemptions in-kind.

(3)	Includes the conversion of Class B to Class A shares at the close of business on October 15, 2019, upon the termination of Class B.

11	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2020

Financial Highlights

	Class A

	Year Ended October 31,
	2020	2019	2018	2017	2016

Net asset value — Beginning of year	$22.370	$20.450	$19.970	$16.770	$17.630

Income (Loss) From Operations

Net investment income(1)	$0.165	$0.193	$0.160	$0.186	$0.193

Net realized and unrealized gain (loss)	0.969	2.122	0.951	3.207	(0.017)

Total income from operations	$1.134	$2.315	$1.111	$3.393	$0.176

Less Distributions

From net investment income	$(0.154)	$(0.163)	$(0.171)	$(0.162)	$(0.123)

From net realized gain	(0.280)	(0.232)	(0.460)	(0.031)	(0.913)

Total distributions	$(0.434)	$(0.395)	$(0.631)	$(0.193)	$(1.036)

Net asset value — End of year	$23.070	$22.370	$20.450	$19.970	$16.770

Total Return(2)	5.07%	11.75%	5.60%	20.39%	1.09%

Ratios/Supplemental Data

Nets assets, end of year (000’s omitted)	$373,289	$379,547	$272,567	$265,204	$227,186

Ratios (as a percentage of average daily net assets):(3)

Expenses	1.28%	1.33%	1.31%	1.31%	1.32%

Net investment income	0.74%	0.91%	0.77%	1.01%	1.17%

Portfolio Turnover of the Fund(4)	7%	7%	6%	10%	6%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(4)	Percentage includes both the Fund’s contributions to and withdrawals from the Portfolios and purchases and sales of securities held directly by the Fund, if any.

12	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2020

Financial Highlights — continued

	Class C

	Year Ended October 31,
	2020		2019	2018	2017	2016

Net asset value — Beginning of year	$20.700		$18.930	$18.520	$15.570	$16.430

Income (Loss) From Operations

Net investment income(1)	$0.001		$0.043	$0.005	$0.047	$0.064

Net realized and unrealized gain (loss)	0.889		1.965	0.892	2.978	(0.009)

Total income from operations	$0.890		$2.008	$0.897	$3.025	$0.055

Less Distributions

From net investment income	$—		$(0.006)	$(0.027)	$(0.044)	$(0.002)

From net realized gain	(0.280)		(0.232)	(0.460)	(0.031)	(0.913)

Total distributions	$(0.280)		$(0.238)	$(0.487)	$(0.075)	$(0.915)

Net asset value — End of year	$21.310		$20.700	$18.930	$18.520	$15.570

Total Return(2)	4.29%		10.88%	4.86%	19.49%	0.32%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$44,822		$56,979	$147,004	$163,689	$162,450

Ratios (as a percentage of average daily net assets):(3)

Expenses	2.03%		2.08%	2.06%	2.06%	2.07%

Net investment income	0.00	%(4)	0.23%	0.03%	0.27%	0.42%

Portfolio Turnover of the Fund(5)	7%		7%	6%	10%	6%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(4)	Amount is less than 0.005%.

(5)	Percentage includes both the Fund’s contributions to and withdrawals from the Portfolios and purchases and sales of securities held directly by the Fund, if any.

13	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2020

Financial Highlights — continued

	Class I

	Year Ended October 31,
	2020	2019	2018	2017	2016

Net asset value — Beginning of year	$22.360	$20.450	$19.970	$16.760	$17.620

Income (Loss) From Operations

Net investment income(1)	$0.220	$0.244	$0.207	$0.229	$0.226

Net realized and unrealized gain (loss)	0.968	2.113	0.952	3.217	(0.004)

Total income from operations	$1.188	$2.357	$1.159	$3.446	$0.222

Less Distributions

From net investment income	$(0.208)	$(0.215)	$(0.219)	$(0.205)	$(0.169)

From net realized gain	(0.280)	(0.232)	(0.460)	(0.031)	(0.913)

Total distributions	$(0.488)	$(0.447)	$(0.679)	$(0.236)	$(1.082)

Net asset value — End of year	$23.060	$22.360	$20.450	$19.970	$16.760

Total Return(2)	5.31%	12.02%	5.85%	20.76%	1.36%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$97,355	$89,758	$65,649	$47,031	$24,467

Ratios (as a percentage of average daily net assets):(3)

Expenses	1.03%	1.08%	1.06%	1.06%	1.07%

Net investment income	0.99%	1.16%	0.99%	1.23%	1.36%

Portfolio Turnover of the Fund(4)	7%	7%	6%	10%	6%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(4)	Percentage includes both the Fund’s contributions to and withdrawals from the Portfolios and purchases and sales of securities held directly by the Fund, if any.

14	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2020

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Tax-Managed Equity Asset Allocation Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Effective January 25, 2019, Class C shares generally automatically convert to Class A shares ten years after their purchase and, effective November 5, 2020, automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund’s investment objective is to achieve long-term, after-tax returns for its shareholders. The Fund currently pursues its objective by investing directly in securities and in interests in five tax-managed equity portfolios managed by Eaton Vance Management (EVM) or its affiliates (the Portfolios), which are Massachusetts business trusts. The value of the Fund’s investments in the Portfolios reflects the Fund’s proportionate interest in their net assets. The Portfolios and the Fund’s proportionate interest in each of their net assets at October 31, 2020 were as follows: Tax-Managed Growth Portfolio (0.8%), Tax-Managed Value Portfolio (18.7%), Tax-Managed International Equity Portfolio (49.3%), Tax-Managed Multi-Cap Growth Portfolio (41.8%) and Tax-Managed Small-Cap Portfolio (34.0%). The performance of the Fund is directly affected by the performance of the Portfolios. A copy of each Portfolio’s financial statements is available by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the Securities and Exchange Commission’s website at www.sec.gov.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The valuation policies common to the Portfolios are as follows:

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Portfolio’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.

Affiliated Fund. The Portfolios may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by EVM. While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Other. Investments in registered investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value per share on the valuation day.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolios in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Portfolios might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

In addition to investing in the Portfolios, the Fund may invest directly in securities. The valuation policies of the Fund are consistent with the valuation policies of the Portfolios. Additional valuation policies of the Fund are as follows:

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as

15

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2020

Notes to Financial Statements — continued

industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Preferred Equity Securities. Preferred equity securities that are not listed or traded in the over-the-counter market are valued by a third party pricing service that uses various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events.

B  Income — The Fund’s net investment income or loss includes the Fund’s pro-rata share of the net investment income or loss of the Portfolios, less all actual and accrued expenses of the Fund. Dividend income on direct investments is recorded on the ex-dividend date for dividends received in cash and/or securities. Distributions from investment companies are recorded as dividend income, capital gains or return of capital based on the nature of the distribution. Interest income on direct investments is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

C  Federal and Other Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

In addition to the requirements of the Internal Revenue Code, the Fund may also be required to recognize its pro-rata share of the capital gains taxes incurred by a Portfolio.

As of October 31, 2020, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

G  Other — Investment transactions are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

2  Distributions to Shareholders and Income Tax Information

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

16

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2020

Notes to Financial Statements — continued

The tax character of distributions declared for the years ended October 31, 2020 and October 31, 2019 was as follows:

	Year Ended October 31,
	2020	2019

Ordinary income	$3,477,795	$2,898,615

Long-term capital gains	$6,629,030	$5,599,283

During the year ended October 31, 2020, distributable earnings was decreased by $211,099 and paid-in capital was increased by $211,099 primarily due to the Fund’s use of equalization accounting. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2020, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed ordinary income	$2,728,766

Deferred capital losses	$(1,189,708)

Net unrealized appreciation	$295,638,333

Other temporary differences	$149,801

At October 31, 2020, the Fund, for federal income tax purposes, had deferred capital losses of $1,189,708 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at October 31, 2020, $1,189,708 are short-term.

The cost and unrealized appreciation (depreciation) of investments of the Fund, including the affiliated Portfolios, at October 31, 2020, as determined on a federal income tax basis, were as follows:

Aggregate cost	$219,562,941

Gross unrealized appreciation	$298,969,912

Gross unrealized depreciation	(3,331,579)

Net unrealized appreciation	$295,638,333

3   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM, a wholly-owned subsidiary of Eaton Vance Corp., as compensation for management and investment advisory services rendered to the Fund. Pursuant to the investment advisory agreement and subsequent fee reduction agreement between the Fund and EVM, the fee is computed at an annual rate of 0.75% of the Fund’s average daily net assets up to $500 million, 0.70% on net assets of $500 million but less than $1 billion and at reduced rates on daily net assets of $1 billion or more, and is payable monthly. The fee reduction cannot be terminated or reduced without the approval of a majority vote of the Trustees of the Fund who are not interested persons of EVM or the Fund and by the vote of a majority of shareholders. The investment adviser fee payable by the Fund is reduced by the Fund’s allocable portion of the investment adviser fees paid by the Portfolios in which it invests. For the year ended October 31, 2020, the Fund’s investment adviser fee totaled $3,852,485, of which $2,631,144 was allocated from the Portfolios and $1,221,341 was paid or accrued directly by the Fund. For the year ended October 31, 2020, the Fund’s investment adviser fee, including the fees allocated from the Portfolios, was 0.75% of the Fund’s average daily net assets. The administration fee is earned by EVM as compensation for administering the business affairs of the Fund and is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the year ended October 31, 2020, the administration fee amounted to $772,986.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2020, EVM earned $23,562 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter,

17

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2020

Notes to Financial Statements — continued

received $43,716 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2020. EVD also received distribution and service fees from Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund and the Portfolios who are members of EVM’s organization receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolios are officers of EVM.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2020 amounted to $922,012 for Class A shares.

The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2020, the Fund paid or accrued to EVD $380,306 for Class C shares.

Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2020 amounted to $126,769 for Class C shares.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within 12 months of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended October 31, 2020, the Fund was informed that EVD received approximately $400 and $6,000 of CDSCs paid by Class A and Class C shareholders, respectively.

6  Investment Transactions

For the year ended October 31, 2020, increases and decreases in the Fund’s investment in the Portfolios were as follows:

Portfolio	Contributions	Withdrawals

Tax-Managed Growth Portfolio	$7,134,751	$16,769,860

Tax-Managed Value Portfolio	6,465,434	15,250,385

Tax-Managed International Equity Portfolio	1,877,061	4,427,531

Tax-Managed Multi-Cap Growth Portfolio	2,815,593	6,641,297

Tax-Managed Small-Cap Portfolio	2,607,030	6,149,349

7  Purchases and Sales of Direct Investments

Purchases and sales of direct investments, other than short-term obligations, aggregated $14,212,477 and $20,398,092, respectively, for the year ended October 31, 2020.

18

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2020

Notes to Financial Statements — continued

8  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2020	2019

Sales	859,474	886,217

Issued to shareholders electing to receive payments of distributions in Fund shares	289,249	259,445

Redemptions	(2,278,274)	(1,873,884)

Converted from Class B shares	—	45,133

Converted from Class C shares	342,897	4,323,944

Net increase (decrease)	(786,654)	3,640,855

Class B		Year Ended October 31, 2019(1)

Sales		—

Issued to shareholders electing to receive payments of distributions in Fund shares		614

Redemptions		(1,681)

Converted to Class A shares		(47,919)

Net decrease		(48,986)

	Year Ended October 31,
Class C	2020	2019

Sales	279,641	380,519

Issued to shareholders electing to receive payments of distributions in Fund shares	32,014	102,478

Redemptions	(590,902)	(861,999)

Converted to Class A shares	(370,039)	(4,635,573)

Net decrease	(649,286)	(5,014,575)

	Year Ended October 31,
Class I	2020	2019

Sales	1,198,842	1,205,037

Issued to shareholders electing to receive payments of distributions in Fund shares	86,417	73,732

Redemptions	(1,078,649)	(474,283)

Net increase	206,610	804,486

(1)	At the close of business on October 15, 2019, Class B shares were converted into Class A and Class B was terminated.

9  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

19

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2020

Notes to Financial Statements — continued

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2020, the hierarchy of inputs used in valuing the Fund’s investments in securities and investments in the Portfolios, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Investments in Affiliated Portfolios	$480,296,176	$—	$—	$480,296,176

Preferred Stocks	6,179,921	267,282	—	6,447,203

Debt Obligations	—	22,181,476	—	22,181,476

Exchange-Traded Funds	6,276,419	—	—	6,276,419

Total Investments	$492,752,516	$22,448,758	$—	$515,201,274

10  Risks and Uncertainties

Pandemic Risk

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in December 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, the economies of individual countries, individual companies, and the market in general, and may continue to do so in significant and unforeseen ways, as may other epidemics and pandemics that may arise in the future. Any such impact could adversely affect the Fund’s performance, or the performance of the securities in which the Fund invests.

11  Additional Information

On October 8, 2020, Morgan Stanley and Eaton Vance Corp. (“Eaton Vance”) announced that they had entered into a definitive agreement under which Morgan Stanley would acquire Eaton Vance. Under the Investment Company Act of 1940, as amended, consummation of this transaction may be deemed to result in the automatic termination of an Eaton Vance Fund’s investment advisory agreement, and, where applicable, any related sub-advisory agreement. On November 24, 2020, the Fund’s Board approved a new investment advisory agreement. The new investment advisory agreement will be presented to Fund shareholders for approval, and, if approved, would take effect upon consummation of the transaction. Shareholders of record of the Fund at the close of business on December 11, 2020 are entitled to be present and vote at a joint special meeting of shareholders to be held on February 18, 2021 and at any adjournments or postponements thereof.

20

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2020

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Tax-Managed Equity Asset Allocation Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Managed Equity Asset Allocation Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), including the portfolio of investments, as of October 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 22, 2020

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

21

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2020

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2021 will show the tax status of all distributions paid to your account in calendar year 2020. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income.  For the fiscal year ended October 31, 2020, the Fund designates approximately $6,168,254, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction.  Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2020 ordinary income dividends, 100% qualifies for the corporate dividends received deduction.

22

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2020

Liquidity Risk Management Program

The Fund has implemented a written liquidity risk management program (Program) and related procedures to manage its liquidity in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (Liquidity Rule). The Liquidity Rule defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Fund’s Board of Trustees/Directors has designated the investment adviser to serve as the administrator of the Program and the related procedures. The administrator has established a Liquidity Risk Management Oversight Committee (Committee) to perform the functions necessary to administer the Program. As part of the Program, the administrator is responsible for identifying illiquid investments and categorizing the relative liquidity of the Fund’s investments in accordance with the Liquidity Rule. Under the Program, the administrator assesses, manages, and periodically reviews the Fund’s liquidity risk, and is responsible for making certain reports to the Fund’s Board of Trustees/Directors and the Securities and Exchange Commission (SEC) regarding the liquidity of the Fund’s investments, and to notify the Board of Trustees/Directors and the SEC of certain liquidity events specified in the Liquidity Rule. The liquidity of the Fund’s portfolio investments is determined based on a number of factors including, but not limited to, relevant market, trading and investment-specific considerations under the Program.

At a meeting of the Fund’s Board of Trustees/Directors, the Committee provided a written report to the Fund’s Board of Trustees/Directors pertaining to the operation, adequacy, and effectiveness of implementation of the Program, as well as the operation of the highly liquid investment minimum (if applicable) for the period December 1, 2018 through December 31, 2019 (Review Period). The Program operated effectively during the Review Period, supporting the administrator’s ability to assess, manage and monitor Fund liquidity risk, including during periods of market volatility and net redemptions. During the Review Period, the Fund met redemption requests on a timely basis.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

23

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2020

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 143 portfolios (with the exception of Messrs. Faust and Wennerholm and Ms. Frost who oversee 142 portfolios) in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Trust Position(s)	Trustee Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 142 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.

Other Directorships in the Last Five Years. Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Other Directorships in the Last Five Years. None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Other Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Other Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Other Directorships in the Last Five Years. Director of DraftKings, Inc. (digital sports entertainment and gaming company) (since September 2020). Director of Groupon, Inc. (e-commerce provider) (since April 2020). Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Formerly, Director of Dynex Capital, Inc. (mortgage REIT) (2013-2020).

24

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2020

Management and Organization — continued

Name and Year of Birth	Trust Position(s)	Trustee Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson) and 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Other Directorships in the Last Five Years. None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Other Directorships in the Last Five Years. None.

Keith Quinton 1958	Trustee	2018

Private investor, researcher and lecturer. Independent Investment Committee Member at New Hampshire Retirement System (since 2017). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Other Directorships in the Last Five Years. Director (since 2016) and

Chairman (since 2019) of New Hampshire Municipal Bond Bank.

Marcus L. Smith 1966	Trustee	2018

Private investor. Member of Posse Boston Advisory Board (foundation) (since 2015). Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Other Directorships in the Last Five Years. Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Director of Ascot Group Limited and certain of its subsidiaries (insurance and reinsurance) (since 2018). Formerly, Director of Hagerty Holding Corp. (insurance and reinsurance) (2015-2018). Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Other Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Scott E. Wennerholm 1959	Trustee	2016

Private Investor. Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Other Directorships in the Last Five Years. None.

Name and Year of Birth	Trust Position(s)	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees

Eric A. Stein 1980	President	2020	Vice President and Chief Investment Officer, Fixed Income of EVM and BMR. Prior to November 1, 2020, Mr. Stein was a co-Director of Eaton Vance’s Global Income Investments. Also Vice President of Calvert Research and Management (“CRM”).

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of CRM.

25

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2020

Management and Organization — continued

Name and Year of Birth	Trust Position(s)	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees (continued)

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

26

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each entity listed below has adopted a privacy policy and procedures (“Privacy Program”) Eaton Vance believes is reasonably designed to protect your personal information and to govern when and with whom Eaton Vance may share your personal information.

•

At the time of opening an account, Eaton Vance generally requires you to provide us with certain information such as name, address, social security number, tax status, account numbers, and account balances. This information is necessary for us to both open an account for you and to allow us to satisfy legal requirements such as applicable anti-money laundering reviews and know-your-customer requirements.

•

On an ongoing basis, in the normal course of servicing your account, Eaton Vance may share your information with unaffiliated third parties that perform various services for Eaton Vance and/or your account. These third parties include transfer agents, custodians, broker/dealers and our professional advisers, including auditors, accountants, and legal counsel. Eaton Vance may additionally share your personal information with our affiliates.

•	We believe our Privacy Program is reasonably designed to protect the confidentiality of your personal information and to prevent unauthorized access to that information.

•

We reserve the right to change our Privacy Program at any time upon proper notification to you. You may want to review our Privacy Program periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of protecting your personal information applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, and Calvert Funds. This Privacy Notice supersedes all previously issued privacy disclosures. For more information about our Privacy Program or about how your personal information may be used, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

27

This Page Intentionally Left Blank

Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*

FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

1299    10.31.20

Eaton Vance

Tax-Managed Global Dividend Income Fund

Annual Report

October 31, 2020

Important Note. Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (eatonvance.com/funddocuments), and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you are a direct investor, you may elect to receive shareholder reports and other communications from the Fund electronically by signing up for e-Delivery at eatonvance.com/edelivery. If you own your shares through a financial intermediary (such as a broker-dealer or bank), you must contact your financial intermediary to sign up.

You may elect to receive all future Fund shareholder reports in paper free of charge. If you are a direct investor, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-262-1122. If you own these shares through a financial intermediary, you must contact your financial intermediary or follow instructions included with this disclosure, if applicable, to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Eaton Vance funds held directly or to all funds held through your financial intermediary, as applicable.

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The investment adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator. The adviser is also registered as a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2020

Eaton Vance

Tax-Managed Global Dividend Income Fund

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2020

Management’s Discussion of Fund Performance1

Economic and Market Conditions

The 12-month period that began November 1, 2019, included some of the best and worst equity performances in over a decade.

The period began with global equities rallying in the closing months of 2019, supported by interest rate reductions by dozens of central banks worldwide. In July 2019, the U.S. Federal Reserve (the Fed) had cut rates for the first time in over a decade, followed by two additional rate cuts in September and October.

In January 2020, however, news of the novel coronavirus outbreak in China began to raise investor concerns. As the virus turned into a global pandemic in February and March, it ended the longest-ever U.S. economic expansion and triggered a global economic slowdown. Equity markets along with credit markets plunged in value amid unprecedented volatility.

In response, the Fed announced two emergency rate cuts in March 2020 — lowering the federal funds rate to 0.00%-0.25% — along with other measures designed to shore up the markets. Across the globe, other central banks and governments launched aggressive monetary and fiscal responses to help mitigate the economic effects of the virus.

These moves helped calm the markets and initiated a global equity rally that began in late March and lasted through August. In the second quarter of 2020, U.S. stocks reported their best quarterly returns since 1998 — on the heels of the worst first quarter for American stocks since the 2007-2008 global financial crisis. As with U.S. equities, overseas stock indexes reflected investor optimism as economies started to emerge from coronavirus lockdowns and factories resumed production.

In the final two months of the period, however, the equity rally stalled as the pandemic appeared to increase its drag on the global economy. Across Europe, nations that seemed to have beaten back the coronavirus during the summer initiated new lockdowns to combat a second wave of infections. In the U.S., coronavirus cases were on the rise in virtually every state.

Reflecting the increasingly grim economic outlook for fall and winter, most major global stock indexes reported negative returns in September and October. The one bright spot seemed to be several east Asian nations, which were among the first countries impacted by the pandemic and took strong measures to combat the coronavirus early on, and where economic activity had started to rebound by period-end.

For the period as a whole, the MSCI World Index, a broad measure of global equities, returned 4.36%; while the S&P 500® Index, a broad measure of U.S. stocks, returned 9.71%; and the technology-laden Nasdaq Composite Index returned 32.84%. The MSCI EAFE Index of developed-market international equities returned -6.86%; while the MSCI Emerging Markets Index returned 8.25% in U.S. dollars.

Fund Performance

For the 12-month period ended October 31, 2020, Eaton Vance Tax-Managed Global Dividend Income Fund (the Fund) returned 3.20% for Class A shares at net asset value (NAV), underperforming its benchmark, the MSCI World Index (the Index), which returned 4.36%.

The key detractor from performance versus the Index was the Fund’s preferred securities allocation. The Fund’s preferred securities allocation (i.e., preferred stocks, exchange-traded funds investing primarily in preferred stock, and corporate bonds and other debt securities with preferred characteristics) underperformed both the Index and the overall preferred market, as measured by the ICE BofA Fixed Rate Preferred Securities Index (the Preferred Index).

Overweight exposure to energy company securities, relative to the Preferred Index, was the main factor in the underperformance of the Fund’s preferred securities allocation versus the Preferred Index. As trade and travel declined precipitously around the world during the global pandemic, the energy sector was one of the hardest-hit areas of the market as demand plummeted. Security selections within the Fund’s preferred securities allocation also detracted from performance versus the Index during the period.

Within the Fund’s common stock portfolio, the Fund’s strategy of emphasizing dividend-paying stocks resulted in an overweight allocation to European equities and an underweight allocation to U.S. equities, relative to the Index. These allocations detracted meaningfully from performance relative to the Index. However, the Fund hedged these exposures, which more than offset any negative impact from these allocations. During the period, the Fund primarily hedged using futures contracts, a type of derivative.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2020

Performance2,3

Portfolio Managers Christopher M. Dyer, CFA, of Eaton Vance Advisers International Ltd.; Michael A. Allison, CFA and John H. Croft, CFA, each of Eaton Vance Management

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years

Class A at NAV	05/30/2003	05/30/2003	3.20%	5.71%	6.98%
Class A with 5.75% Maximum Sales Charge	—	—	–2.76	4.47	6.35
Class C at NAV	05/30/2003	05/30/2003	2.34	4.91	6.17
Class C with 1% Maximum Sales Charge	—	—	1.34	4.91	6.17
Class I at NAV	08/27/2007	05/30/2003	3.38	5.97	7.25

MSCI World Index	—	—	4.36%	8.12%	8.63%

% After-Tax Returns with Maximum Sales Charge	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years

Class A After Taxes on Distributions	05/30/2003	05/30/2003	–3.43%	3.66%	5.48%
Class A After Taxes on Distributions and Sale of Fund Shares	—	—	–0.97	3.49	5.11
Class C After Taxes on Distributions	05/30/2003	05/30/2003	0.79	4.26	5.47
Class C After Taxes on Distributions and Sale of Fund Shares	—	—	1.34	3.89	5.02
Class I After Taxes on Distributions	08/27/2007	05/30/2003	2.62	5.09	6.33
Class I After Taxes on Distributions and Sale of Fund Shares	—	—	2.75	4.72	5.88

% Total Annual Operating Expense Ratios[4]			Class A	Class C	Class I

			1.22%	1.97%	0.97%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge

Class C	$10,000	10/31/2010	$18,214	N.A.
Class I	$250,000	10/31/2010	$503,869	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2020

Fund Profile

Common Stock Sector Allocation (% of total investments)

Country Allocation (% of total investments)

Top 10 Holdings (% of total investments)5

Amazon.com, Inc.	4.5%

Alphabet, Inc., Class C	4.4

Microsoft Corp.	4.1

Apple, Inc.	3.0

Facebook, Inc., Class A	2.0

adidas AG	1.9

Mondelez International, Inc., Class A	1.8

Nestle S.A.	1.8

Unilever PLC	1.8

Keyence Corp.	1.8

Total	27.1%

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2020

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

MSCI World Index is an unmanaged index of equity securities in the developed markets. MSCI indexes are net of foreign withholding taxes. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares. After-tax returns are calculated using certain assumptions, including using the highest historical individual federal income tax rates, and do not reflect the impact of state/local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or shares held by nontaxable entities. Return After Taxes on Distributions may be the same as Return Before Taxes for the same period because no taxable distributions were made during that period. Return After Taxes on Distributions and Sale of Fund Shares may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares. The Fund’s after-tax returns also may reflect foreign tax credits passed by the Fund to its shareholders.

[4]	Source: Fund prospectus. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]	Excludes cash and cash equivalents.

Fund profile subject to change due to active management.

Additional Information

S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. S&P Dow Jones Indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® and S&P 500® are registered trademarks of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. Nasdaq Composite Index is a market capitalization-weighted index of all domestic and international securities listed on Nasdaq. Source: Nasdaq, Inc. The information is provided by Nasdaq (with its affiliates, are referred to as the “Corporations”) and Nasdaq’s third party licensors on an “as is” basis and the Corporations make no guarantees and bear no liability of any kind with respect to the information or the Fund. MSCI EAFE Index is an unmanaged index of equities in the developed markets, excluding the U.S. and Canada. MSCI Emerging Markets Index is an unmanaged index of emerging markets common stocks. ICE BofA Fixed Rate Preferred Securities Index is an unmanaged index of fixed-rate, preferred securities issued in the U.S. ICE® BofA® indices are not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report and ICE Data Indices, LLC does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. BofA® is a licensed registered trademark of Bank of America Corporation in the United States and other countries.

5

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2020

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2020 – October 31, 2020).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/20)	Ending Account Value (10/31/20)	Expenses Paid During Period* (5/1/20 – 10/31/20)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,124.30	$6.41	1.20%
Class C	$1,000.00	$1,119.50	$10.39	1.95%
Class I	$1,000.00	$1,125.60	$5.08	0.95%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.10	$6.09	1.20%
Class C	$1,000.00	$1,015.30	$9.88	1.95%
Class I	$1,000.00	$1,020.40	$4.82	0.95%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2020.

6

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2020

Portfolio of Investments

Common Stocks — 97.2%
Security	Shares	Value

Banks — 4.9%

Banco Santander S.A.(1)	817,800	$1,637,690

Bank of New York Mellon Corp. (The)	277,386	9,530,983

Citigroup, Inc.	121,500	5,032,530

HDFC Bank, Ltd.(1)	216,762	3,458,312

ING Groep NV(1)	637,030	4,363,475

KeyCorp.	247,085	3,207,163

		$27,230,153

Beverages — 1.1%

Diageo PLC	178,912	$5,782,050

		$5,782,050

Biotechnology — 0.9%

CSL, Ltd.	23,368	$4,731,022

		$4,731,022

Building Products — 1.0%

Assa Abloy AB, Class B	245,993	$5,272,236

		$5,272,236

Chemicals — 0.8%

Sika AG	18,377	$4,520,829

		$4,520,829

Construction & Engineering — 0.0%

Abengoa S.A., Class A(1)(2)	74,946	$0

Abengoa S.A., Class B(1)(2)	774,970	0

		$0

Construction Materials — 1.0%

CRH PLC	156,364	$5,471,454

		$5,471,454

Consumer Finance — 1.0%

Capital One Financial Corp.	48,105	$3,515,513

OneMain Holdings, Inc.	53,769	1,876,001

		$5,391,514

Diversified Financial Services — 2.5%

Berkshire Hathaway, Inc., Class B(1)	36,729	$7,415,585

ORIX Corp.	518,995	6,069,769

		$13,485,354

Security	Shares	Value

Electric Utilities — 2.1%

Iberdrola S.A.	450,805	$5,322,914

NextEra Energy, Inc.	82,356	6,029,283

		$11,352,197

Electrical Equipment — 2.8%

AMETEK, Inc.	85,537	$8,399,734

Schneider Electric SE	59,707	7,254,783

		$15,654,517

Electronic Equipment, Instruments & Components — 4.8%

CDW Corp.	36,529	$4,478,455

Halma PLC	136,011	4,173,849

Keyence Corp.	21,137	9,592,446

Murata Manufacturing Co., Ltd.	54,117	3,795,152

Zebra Technologies Corp., Class A(1)	15,770	4,473,003

		$26,512,905

Entertainment — 2.1%

Nintendo Co., Ltd.	7,794	$4,214,128

Walt Disney Co. (The)	61,174	7,417,348

		$11,631,476

Equity Real Estate Investment Trusts (REITs) — 1.5%

American Tower Corp.	19,388	$4,452,454

Equity Residential	82,453	3,873,642

		$8,326,096

Food Products — 3.6%

Mondelez International, Inc., Class A	189,463	$10,064,275

Nestle S.A.	89,082	10,019,755

		$20,084,030

Health Care Equipment & Supplies — 5.3%

Alcon, Inc.(1)	80,899	$4,599,360

Baxter International, Inc.	43,840	3,400,669

Boston Scientific Corp.(1)	212,543	7,283,849

Intuitive Surgical, Inc.(1)	12,237	8,163,058

Straumann Holding AG	5,466	5,705,698

		$29,152,634

Health Care Providers & Services — 0.9%

Anthem, Inc.	17,996	$4,909,309

		$4,909,309

7	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2020

Portfolio of Investments — continued

Security	Shares	Value

Hotels, Restaurants & Leisure — 1.2%

Compass Group PLC	486,152	$6,654,319

		$6,654,319

Industrial Conglomerates — 1.1%

DCC PLC	92,748	$6,026,946

		$6,026,946

Insurance — 2.3%

AIA Group, Ltd.	665,690	$6,335,487

Aviva PLC	571,485	1,906,230

AXA S.A.	272,145	4,370,458

		$12,612,175

Interactive Media & Services — 7.5%

Alphabet, Inc., Class C(1)	14,852	$24,075,240

Facebook, Inc., Class A(1)	42,138	11,086,929

Tencent Holdings, Ltd.	79,628	6,084,026

		$41,246,195

Internet & Direct Marketing Retail — 4.5%

Amazon.com, Inc.(1)	8,171	$24,808,382

		$24,808,382

IT Services — 3.3%

Amadeus IT Group S.A.	140,489	$6,693,760

Global Payments, Inc.	20,640	3,255,754

Visa, Inc., Class A	45,354	8,241,275

		$18,190,789

Leisure Products — 1.2%

Yamaha Corp.	138,790	$6,579,364

		$6,579,364

Life Sciences Tools & Services — 0.7%

Lonza Group AG	6,251	$3,787,544

		$3,787,544

Machinery — 4.0%

Ingersoll Rand, Inc.(1)	153,015	$5,346,344

Sandvik AB(1)	317,948	5,667,451

SMC Corp.	9,839	5,233,416

Stanley Black & Decker, Inc.	36,078	5,996,163

		$22,243,374

Security	Shares	Value

Metals & Mining — 1.3%

Rio Tinto, Ltd.	111,787	$7,272,175

		$7,272,175

Mortgage Real Estate Investment Trusts (REITs) — 0.5%

AGNC Investment Corp.	204,204	$2,852,730

		$2,852,730

Multi-Utilities — 0.6%

CMS Energy Corp.	55,576	$3,519,628

		$3,519,628

Oil, Gas & Consumable Fuels — 1.9%

Chevron Corp.	59,626	$4,144,007

EOG Resources, Inc.	117,093	4,009,264

Phillips 66	52,607	2,454,643

		$10,607,914

Personal Products — 1.8%

Unilever PLC	173,822	$9,905,910

		$9,905,910

Pharmaceuticals — 6.5%

Eli Lilly & Co.	36,234	$4,727,088

Novo Nordisk A/S, Class B	88,739	5,658,499

Roche Holding AG PC	25,357	8,147,999

Sanofi	91,888	8,296,874

Zoetis, Inc.	56,802	9,005,957

		$35,836,417

Professional Services — 3.1%

Recruit Holdings Co., Ltd.	202,412	$7,701,907

RELX PLC	293,618	5,810,085

Verisk Analytics, Inc.	21,108	3,756,591

		$17,268,583

Semiconductors & Semiconductor Equipment — 4.9%

ASML Holding NV	21,406	$7,744,752

Infineon Technologies AG	226,968	6,319,056

Micron Technology, Inc.(1)	88,318	4,445,928

Taiwan Semiconductor Manufacturing Co., Ltd. ADR	100,765	8,451,161

		$26,960,897

8	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2020

Portfolio of Investments — continued

Security	Shares	Value

Software — 5.6%

Dassault Systemes SE	26,803	$4,570,188

Intuit, Inc.	12,534	3,944,199

Microsoft Corp.	110,047	22,281,216

		$30,795,603

Specialty Retail — 2.5%

Lowe’s Cos., Inc.	43,689	$6,907,231

TJX Cos., Inc. (The)	135,716	6,894,373

		$13,801,604

Technology Hardware, Storage & Peripherals — 3.0%

Apple, Inc.	152,121	$16,559,892

		$16,559,892

Textiles, Apparel & Luxury Goods — 3.4%

adidas AG(1)	35,609	$10,579,607

LVMH Moet Hennessy Louis Vuitton SE	17,856	8,369,959

		$18,949,566

Total Common Stocks (identified cost $466,215,667)		$535,987,783

Preferred Stocks — 0.2%
Security	Shares	Value

Food Products — 0.2%

Ocean Spray Cranberries, Inc., Series A, 6.25%(3)	11,860	$975,485

		$975,485

Oil, Gas & Consumable Fuels — 0.0%(4)

NuStar Energy, L.P., Series B, 7.625% to 6/15/22(5)	15,465	$255,946

		$255,946

Total Preferred Stocks (identified cost $1,265,286)		$1,231,431

Corporate Bonds & Notes — 1.2%
Security	Principal Amount (000’s omitted)	Value

Banks — 0.2%

Bank of New York Mellon Corp. (The), Series G, 4.70% to 9/20/25(5)(6)	$46	$49,335

Security	Principal Amount (000’s omitted)	Value

Banks (continued)

Citigroup, Inc., Series M, 6.30% to 5/15/24(5)(6)	$240	$249,300

Farm Credit Bank of Texas, Series 3, 6.20% to 6/15/28(3)(5)(6)	280	280,228

JPMorgan Chase & Co., Series X, 6.10% to 10/1/24(5)(6)	237	249,461

		$828,324

Capital Markets — 0.0%(4)

Charles Schwab Corp. (The), Series G, 5.375% to 6/1/25(5)(6)	$151	$165,723

		$165,723

Diversified Financial Services — 0.9%

PPTT, 2006-A GS, Class A, 5.802%(3)(6)(7)	$4,541	$4,766,136

		$4,766,136

Electric Utilities — 0.0%(4)

Emera, Inc., Series 16-A, 6.75% to 6/15/26, 6/15/76(5)	$80	$88,740

		$88,740

Gas Utilities — 0.1%

NiSource, Inc., 5.65% to 6/15/23(5)(6)	$290	$290,142

		$290,142

Insurance — 0.0%(4)

QBE Insurance Group, Ltd., 5.875% to 5/12/25(3)(5)(6)	$200	$214,000

		$214,000

Oil, Gas & Consumable Fuels — 0.0%(4)

EnLink Midstream Partners, L.P., Series C, 6.00% to 12/15/22(5)(6)	$207	$87,975

Odebrecht Oil & Gas Finance, Ltd., 0.00%(3)(6)	2,008	5,019

Plains All American Pipeline, L.P., Series B, 6.125% to 11/15/22(5)(6)	195	120,656

		$213,650

Pipelines — 0.0%(4)

Energy Transfer Operating, L.P., Series B, 6.625% to 2/15/28(5)(6)	$172	$122,420

		$122,420

Total Corporate Bonds & Notes (identified cost $8,403,584)		$6,689,135

9	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2020

Portfolio of Investments — continued

Exchange-Traded Funds — 0.2%
Security	Shares	Value

Equity Funds — 0.2%

iShares Preferred & Income Securities ETF	$25,815	$935,019

Total Exchange-Traded Funds (identified cost $905,251)		$935,019

Short-Term Investments — 0.5%
Description	Units	Value

Eaton Vance Cash Reserves Fund, LLC, 0.12%(8)	2,744,375	$2,744,375

Total Short-Term Investments (identified cost $2,744,375)		$2,744,375

Total Investments — 99.3% (identified cost $479,534,163)		$547,587,743

Other Assets, Less Liabilities — 0.7%		$3,662,977

Net Assets — 100.0%		$551,250,720

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	Non-income producing security.

(2)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 11).

(3)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At October 31, 2020, the aggregate value of these securities is $6,240,868 or 1.1% of the Fund’s net assets.

(4)	Amount is less than 0.05%.

(5)	Security converts to variable rate after the indicated fixed-rate coupon period.

(6)	Perpetual security with no stated maturity date but may be subject to calls by the issuer.

(7)	Variable rate security. The stated interest rate, which resets quarterly, is determined at auction and represents the rate in effect at October 31, 2020.

(8)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2020.

Country Concentration of Portfolio
Country	Percentage of Total Investments		Value

United States	53.4%		$292,192,870

United Kingdom	8.7		47,531,564

Japan	7.9		43,186,182

Switzerland	6.7		36,781,185

France	6.0		32,862,262

Germany	3.1		16,898,663

Spain	2.5		13,654,364

Netherlands	2.2		12,108,227

Sweden	2.0		10,939,687

Taiwan	1.5		8,451,161

Hong Kong	1.2		6,335,487

China	1.1		6,084,026

Denmark	1.0		5,658,499

Ireland	1.0		5,471,454

Australia	0.9		4,945,022

India	0.6		3,458,312

Canada	0.0	(1)	88,740

Brazil	0.0	(1)	5,019

Exchange-Traded Funds	0.2		935,019

Total Investments	100.0%		$547,587,743

(1)	Amount is less than 0.05%.

Abbreviations:

ADR	–	American Depositary Receipt

PC	–	Participation Certificate

PPTT	–	Preferred Pass-Through Trust

10	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2020

Statement of Assets and Liabilities

Assets	October 31, 2020

Unaffiliated investments, at value (identified cost, $476,789,788)	$544,843,368

Affiliated investment, at value (identified cost, $2,744,375)	2,744,375

Dividends and interest receivable	685,904

Dividends receivable from affiliated investment	59

Receivable for investments sold	1,630,982

Receivable for Fund shares sold	51,653

Tax reclaims receivable	4,585,581

Total assets	$554,541,922

Liabilities

Payable for investments purchased	$1,993,905

Payable for Fund shares redeemed	516,380

Payable to affiliates:

Investment adviser fee	320,721

Administration fee	74,432

Distribution and service fees	119,161

Trustees’ fees	2,635

Accrued expenses	263,968

Total liabilities	$3,291,202

Net Assets	$551,250,720

Sources of Net Assets

Paid-in capital	$494,087,759

Distributable earnings	57,162,961

Total	$551,250,720

Class A Shares

Net Assets	$357,048,277

Shares Outstanding	28,144,039

Net Asset Value and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$12.69

Maximum Offering Price Per Share

(100 ÷ 94.25 of net asset value per share)	$13.46

Class C Shares

Net Assets	$42,936,401

Shares Outstanding	3,393,269

Net Asset Value and Offering Price Per Share*

(net assets ÷ shares of beneficial interest outstanding)	$12.65

Class I Shares

Net Assets	$151,266,042

Shares Outstanding	11,912,908

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$12.70

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

11	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2020

Statement of Operations

Investment Income	Year Ended October 31, 2020

Dividends (net of foreign taxes, $3,113,267)	$24,659,702

Dividends from affiliated investment	13,021

Interest	462,355

Other income	391,474

Total investment income	$25,526,552

Expenses

Investment adviser fee	$3,835,900

Administration fee	890,704

Distribution and service fees

Class A	923,207

Class C	581,140

Trustees’ fees and expenses	32,003

Custodian fee	283,767

Transfer and dividend disbursing agent fees	288,713

Legal and accounting services	77,627

Printing and postage	97,343

Registration fees	51,898

Miscellaneous	108,004

Total expenses	$7,170,306

Net investment income	$18,356,246

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —

Investment transactions	$13,400,294

Investment transactions — affiliated investment	(5,109)

Financial futures contracts	12,298,131

Foreign currency transactions	(911,282)

Forward foreign currency exchange contracts	(5,218,867)

Net realized gain	$19,563,167

Change in unrealized appreciation (depreciation) —

Investments	$(24,758,142)

Investments — affiliated investment	(2)

Foreign currency	308,145

Net change in unrealized appreciation (depreciation)	$(24,449,999)

Net realized and unrealized loss	$(4,886,832)

Net increase in net assets from operations	$13,469,414

12	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2020

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2020	2019

From operations —

Net investment income	$18,356,246	$24,616,750

Net realized gain (loss)	$19,563,167	(26,331,950)

Net change in unrealized appreciation (depreciation)	(24,449,999)	69,621,146

Net increase in net assets from operations	$13,469,414	$67,905,946

Distributions to shareholders —

Class A	$(12,553,114)	$(12,625,723)

Class B	—	(37,602)

Class C	(1,540,154)	(3,013,189)

Class I	(6,061,094)	(6,707,555)

Total distributions to shareholders	$(20,154,362)	$(22,384,069)

Transactions in shares of beneficial interest —

Proceeds from sale of shares

Class A	$14,249,990	$18,697,774

Class B	—	650

Class C	1,767,110	4,946,896

Class I	23,180,966	24,495,111

Net asset value of shares issued to shareholders in payment of distributions declared

Class A	10,760,043	10,815,082

Class B	—	35,650

Class C	1,326,041	2,644,602

Class I	5,125,166	5,468,443

Cost of shares redeemed

Class A	(62,668,158)	(70,807,266)

Class B	—	(856,222)

Class C	(18,251,819)	(31,292,892)

Class I	(51,170,237)	(46,936,799)

Net asset value of shares converted(1)

Class A	13,260,451	93,420,994

Class B	—	(1,641,239)

Class C	(13,260,451)	(91,779,755)

Net decrease in net assets from Fund share transactions	$(75,680,898)	$(82,788,971)

Net decrease in net assets	$(82,365,846)	$(37,267,094)

Net Assets

At beginning of year	$633,616,566	$670,883,660

At end of year	$551,250,720	$633,616,566

(1)	Includes the conversion of Class B to Class A shares at the close of business on October 15, 2019 upon the termination of Class B.

13	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2020

Financial Highlights

	Class A

	Year Ended October 31,
	2020	2019	2018	2017	2016

Net asset value — Beginning of year	$12.730	$11.830	$12.520	$10.880	$11.510

Income (Loss) From Operations

Net investment income(1)	$0.392	$0.494	$0.389	$0.419	$0.427	(2)

Net realized and unrealized gain (loss)	—	0.838	(0.647)	1.653	(0.625)

Total income (loss) from operations	$0.392	$1.332	$(0.258)	$2.072	$(0.198)

Less Distributions

From net investment income	$(0.432)	$(0.432)	$(0.432)	$(0.432)	$(0.432)

Total distributions	$(0.432)	$(0.432)	$(0.432)	$(0.432)	$(0.432)

Net asset value — End of year	$12.690	$12.730	$11.830	$12.520	$10.880

Total Return(3)	3.20%	11.52%	(2.24)%	19.39%	(1.71)%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$357,048	$383,956	$302,220	$347,080	$367,882

Ratios (as a percentage of average daily net assets):

Expenses	1.20%	1.22%	1.18%	1.19%	1.18%

Net investment income	3.09%	4.08%	3.07%	3.58%	3.88	%(2)

Portfolio Turnover	173%	128%	136%	157%	134%

(1)	Computed using average shares outstanding.

(2)

Net investment income per share includes special dividends which amounted to $0.112 per share for the year ended October 31, 2016. Excluding special dividends, the ratio of net investment income to average daily net assets would have been 2.86% for the year ended October 31, 2016.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

14	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2020

Financial Highlights — continued

	Class C

	Year Ended October 31,
	2020	2019	2018	2017	2016

Net asset value — Beginning of year	$12.700	$11.800	$12.480	$10.860	$11.480

Income (Loss) From Operations

Net investment income(1)	$0.300	$0.312	$0.295	$0.351	$0.342	(2)

Net realized and unrealized gain (loss)	(0.014)	0.927	(0.639)	1.613	(0.613)

Total income (loss) from operations	$0.286	$1.239	$(0.344)	$1.964	$(0.271)

Less Distributions

From net investment income	$(0.336)	$(0.339)	$(0.336)	$(0.344)	$(0.349)

Total distributions	$(0.336)	$(0.339)	$(0.336)	$(0.344)	$(0.349)

Net asset value — End of year	$12.650	$12.700	$11.800	$12.480	$10.860

Total Return(3)	2.34%	10.70%	(2.90)%	18.35%	(2.36)%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$42,936	$72,014	$184,009	$227,643	$256,000

Ratios (as a percentage of average daily net assets):

Expenses	1.96%	1.97%	1.93%	1.94%	1.93%

Net investment income	2.38%	2.62%	2.33%	3.01%	3.12	%(2)

Portfolio Turnover	173%	128%	136%	157%	134%

(1)	Computed using average shares outstanding.

(2)

Net investment income per share includes special dividends which amounted to $0.111 per share for the year ended October 31, 2016. Excluding special dividends, the ratio of net investment income to average daily net assets would have been 2.10% for the year ended October 31, 2016.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

15	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2020

Financial Highlights — continued

	Class I

	Year Ended October 31,
	2020	2019	2018	2017	2016

Net asset value — Beginning of year	$12.750	$11.850	$12.530	$10.890	$11.520

Income (Loss) From Operations

Net investment income(1)	$0.424	$0.503	$0.419	$0.491	$0.452	(2)

Net realized and unrealized gain (loss)	(0.010)	0.859	(0.635)	1.611	(0.622)

Total income (loss) from operations	$0.414	$1.362	$(0.216)	$2.102	$(0.170)

Less Distributions

From net investment income	$(0.464)	$(0.462)	$(0.464)	$(0.462)	$(0.460)

Total distributions	$(0.464)	$(0.462)	$(0.464)	$(0.462)	$(0.460)

Net asset value — End of year	$12.700	$12.750	$11.850	$12.530	$10.890

Total Return(3)	3.38%	11.78%	(1.91)%	19.67%	(1.47)%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$151,266	$177,646	$182,260	$190,334	$117,382

Ratios (as a percentage of average daily net assets):

Expenses	0.95%	0.97%	0.93%	0.94%	0.93%

Net investment income	3.34%	4.16%	3.30%	4.15%	4.10	%(2)

Portfolio Turnover	173%	128%	136%	157%	134%

(1)	Computed using average shares outstanding.

(2)

Net investment income per share includes special dividends which amounted to $0.108 per share for the year ended October 31, 2016. Excluding special dividends, the ratio of net investment income to average daily net assets would have been 3.12% for year ended October 31, 2016.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

16	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2020

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Tax-Managed Global Dividend Income Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is to achieve after-tax total return for its shareholders. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Effective January 25, 2019, Class C shares generally automatically convert to Class A shares ten years after their purchase and, effective November 5, 2020, automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that uses various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Derivatives. Financial futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded, with adjustments for fair valuation for certain foreign financial futures contracts as described below. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average ask prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service.

Foreign Securities, Financial Futures Contracts and Currencies. Foreign securities, financial futures contracts and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities and certain exchange-traded foreign financial futures contracts generally is determined as of the close of trading on the principal exchange on which such securities and contracts trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities and certain foreign financial futures contracts to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities and foreign financial futures contracts that meet certain criteria, the Fund’s Trustees have approved the use of a fair value service that values such securities and foreign financial futures contracts to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities and foreign financial futures contracts.

Affiliated Fund. The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information

17

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2020

Notes to Financial Statements — continued

obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends, interest and capital gains have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates. In consideration of recent decisions rendered by European courts, the Fund has filed additional tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. During the year ended October 31, 2020, the Fund received approximately $391,000 for previously withheld foreign taxes and interest thereon. Such amount is included in other income on the Statement of Operations. No other amounts for additional tax reclaims are reflected in the financial statements due to the uncertainty as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Distributions from investment companies are recorded as dividend income, capital gains or return of capital based on the nature of the distribution.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of October 31, 2020, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

I  Financial Futures Contracts — Upon entering into a financial futures contract, the Fund is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Fund each business day, depending on the daily fluctuations in the value of the underlying security, and are recorded as unrealized gains or losses by the Fund. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

J  Forward Foreign Currency Exchange Contracts — The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

18

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2020

Notes to Financial Statements — continued

2  Distributions to Shareholders and Income Tax Information

It is the present policy of the Fund to make monthly distributions of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2020 and October 31, 2019 was as follows:

	Year Ended October 31,
	2020	2019

Ordinary income	$20,154,362	$22,384,069

As of October 31, 2020, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed ordinary income	$4,011,518

Deferred capital losses	$(412,882)

Net unrealized appreciation	$53,547,524

Other temporary differences	$16,801

At October 31, 2020, the Fund, for federal income tax purposes, had deferred capital losses of $412,882 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at October 31, 2020, $412,882 are short-term.

The cost and unrealized appreciation (depreciation) of investments of the Fund at October 31, 2020, as determined on a federal income tax basis, were as follows:

Aggregate cost	$494,211,926

Gross unrealized appreciation	$70,769,963

Gross unrealized depreciation	(17,394,146)

Net unrealized appreciation	$53,375,817

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM, a wholly-owned subsidiary of Eaton Vance Corp., as compensation for management and investment advisory services rendered to the Fund. The fee is computed at an annual rate of 0.65% of the Fund’s average daily net assets up to $500 million, 0.625% from $500 million up to $1 billion, and is payable monthly. On net assets of $1 billion and over, the annual fee is reduced. For the year ended October 31, 2020, the Fund’s investment adviser fee amounted to $3,835,900 or 0.65% of the Fund’s average daily net assets. Pursuant to a sub-advisory agreement, EVM pays Eaton Vance Advisers International Ltd. (EVAIL), an indirect, wholly-owned subsidiary of Eaton Vance Corp., a portion of its investment adviser fee for sub-advisory services provided to the Fund. The Fund invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. The administration fee is earned by EVM for administering the business affairs of the Fund and is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the year ended October 31, 2020, the administration fee amounted to $890,704.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2020, EVM earned $9,358 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter,

19

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2020

Notes to Financial Statements — continued

received $17,675 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2020. EVD also received distribution and service fees from Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s organization receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2020, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2020 amounted to $923,207 for Class A shares.

The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2020, the Fund paid or accrued to EVD $435,855 for Class C shares.

Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2020 amounted to $145,285 for Class C shares.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within 12 months of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended October 31, 2020, the Fund was informed that EVD received approximately $8,000 and $3,000 of CDSCs paid by Class A and Class C shareholders, respectively.

6  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $1,010,665,114 and $1,082,970,187, respectively, for the year ended October 31, 2020.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2020	2019

Sales	1,115,610	1,591,152

Issued to shareholders electing to receive payments of distributions in Fund shares	864,867	892,535

Redemptions	(5,040,082)	(5,869,632)

Converted from Class B shares	—	146,062

Converted from Class C shares	1,049,348	7,857,390

Net increase (decrease)	(2,010,257)	4,617,507

20

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2020

Notes to Financial Statements — continued

Class B		Year Ended October 31, 2019(1)

Sales		56

Issued to shareholders electing to receive payments of distributions in Fund shares		3,010

Redemptions		(66,847)

Converted to Class A shares		(138,947)

Net decrease		(202,728)

	Year Ended October 31,
Class C	2020	2019

Sales	138,855	415,762

Issued to shareholders electing to receive payments of distributions in Fund shares	107,096	223,443

Redemptions	(1,471,521)	(2,636,848)

Converted to Class A shares	(1,052,021)	(7,921,084)

Net decrease	(2,277,591)	(9,918,727)

	Year Ended October 31,
Class I	2020	2019

Sales	1,772,518	2,037,848

Issued to shareholders electing to receive payments of distributions in Fund shares	411,811	452,760

Redemptions	(4,209,785)	(3,937,757)

Net decrease	(2,025,456)	(1,447,149)

(1)	At the close of business on October 15, 2019, Class B shares were converted into Class A and Class B was terminated.

8  Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include futures contracts and forward foreign currency exchange contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. At October 31, 2020, there were no obligations outstanding under these financial instruments.

In the normal course of pursuing its investment objective, the Fund is subject to the following risks:

Equity Price Risk: The Fund entered into equity futures contracts on securities indices to gain or limit exposure to certain markets, particularly in connection with engaging in the dividend capture trading strategy.

Foreign Exchange Risk: The Fund engaged in forward foreign currency exchange contracts to seek to hedge against fluctuations in currency exchange rates.

The Fund enters into forward foreign currency exchange contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Fund’s net assets below a certain level over a certain period of time, which would trigger a payment by the Fund for those derivatives in a liability position. At October 31, 2020, the Fund had no open derivatives with credit-related contingent features in a net liability position.

The over-the-counter (OTC) derivatives in which the Fund invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default

21

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2020

Notes to Financial Statements — continued

and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Fund of any net liability owed to it.

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as deposits for derivatives collateral and, in the case of cash pledged by a counterparty for the benefit of the Fund, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Fund as collateral, if any, are identified as such in the Portfolio of Investments.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure for the year ended October 31, 2020 was as follows:

Risk	Derivative	Realized Gain (Loss) on Derivatives Recognized in Income(1)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Equity Price	Futures contracts	$12,298,131	$—

Foreign Exchange	Forward foreign currency exchange contracts	(5,218,867)	—

Total		$7,079,264	$—

(1)	Statement of Operations location: Net realized gain (loss) – Financial futures contracts and Forward foreign currency exchange contracts, respectively.

The average notional cost of futures contracts and average notional amounts of other derivative contracts outstanding during the year ended October 31, 2020, which are indicative of the volume of these derivative types, were approximately as follows:

Futures Contracts — Long	Futures Contracts — Short	Forward Foreign Currency Exchange Contracts*

$50,473,000	$51,126,000	$20,072,000

*	The average notional amount for forward foreign currency exchange contracts is based on the absolute value of notional amounts of currency purchased and currency sold.

9  Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in an $800 million unsecured line of credit agreement with a group of banks, which is in effect through October 26, 2021. Borrowings are made by the Fund solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2020, an upfront fee and arrangement fee totaling $950,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the year ended October 31, 2020.

22

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2020

Notes to Financial Statements — continued

10  Investment in Affiliated Funds

At October 31, 2020, the value of the Fund’s investment in affiliated funds was $2,744,375, which represents 0.5% of the Fund’s net assets. Transactions in affiliated funds by the Fund for the year ended October 31, 2020 were as follows:

Name of affiliated fund	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units, end of period

Short-Term Investments

Eaton Vance Cash Reserves Fund, LLC	$397,033	$178,802,629	$(176,450,176)	$(5,109)	$(2)	$2,744,375	$13,021	2,744,375

11  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2020, the hierarchy of inputs used in valuing the Fund’s investments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2		Level 3*	Total

Common Stocks

Communication Services	$42,579,517	$10,298,154		$—	$52,877,671

Consumer Discretionary	38,609,986	32,183,249		—	70,793,235

Consumer Staples	10,064,275	25,707,715		—	35,771,990

Energy	10,607,914	—		—	10,607,914

Financials	33,430,505	28,141,421		—	61,571,926

Health Care	37,489,930	40,926,996		—	78,416,926

Industrials	23,498,832	42,966,824		0	66,465,656

Information Technology	76,130,883	42,889,203		—	119,020,086

Materials	—	17,264,458		—	17,264,458

Real Estate	8,326,096	—		—	8,326,096

Utilities	9,548,911	5,322,914		—	14,871,825

Total Common Stocks	$290,286,849	$245,700,934	**	$0	$535,987,783

Preferred Stocks

Consumer Staples	$—	$975,485		$—	$975,485

Energy	255,946	—		—	255,946

Total Preferred Stocks	$255,946	$975,485		$—	$1,231,431

Corporate Bonds & Notes	$—	$6,689,135		$—	$6,689,135

23

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2020

Notes to Financial Statements — continued

Asset Description	Level 1	Level 2	Level 3*	Total

Exchange-Traded Funds	$935,019	$—	$—	$935,019

Short-Term Investments	—	2,744,375	—	2,744,375

Total Investments	$291,477,814	$256,109,929	$0	$547,587,743

*	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Fund.

**

Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2020 is not presented.

12  Risks and Uncertainties

Risks Associated with Foreign Investments

Investing in securities issued by companies or entities whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers and issuers than in the United States.

Pandemic Risk

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in December 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, the economies of individual countries, individual companies, and the market in general, and may continue to do so in significant and unforeseen ways, as may other epidemics and pandemics that may arise in the future. Any such impact could adversely affect the Fund’s performance, or the performance of the securities in which the Fund invests.

13  Additional Information

On October 8, 2020, Morgan Stanley and Eaton Vance Corp. (“Eaton Vance”) announced that they had entered into a definitive agreement under which Morgan Stanley would acquire Eaton Vance. Under the Investment Company Act of 1940, as amended, consummation of this transaction may be deemed to result in the automatic termination of an Eaton Vance Fund’s investment advisory agreement, and, where applicable, any related sub-advisory agreement. On November 24, 2020, the Fund’s Board approved a new investment advisory agreement and a new sub-advisory agreement. The new investment advisory agreement and new sub-advisory agreement will be presented to Fund shareholders for approval, and, if approved, would take effect upon consummation of the transaction. Shareholders of record of the Fund at the close of business on December 11, 2020 are entitled to be present and vote at a joint special meeting of shareholders to be held on February 18, 2021 and at any adjournments or postponements thereof.

24

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2020

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Tax-Managed Global Dividend Income Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Managed Global Dividend Income Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), including the portfolio of investments, as of October 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 18, 2020

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

25

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2020

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2021 will show the tax status of all distributions paid to your account in calendar year 2020. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income.  For the fiscal year ended October 31, 2020, the Fund designates approximately $30,770,388, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction.  Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2020 ordinary income dividends, 26.97% qualifies for the corporate dividends received deduction.

26

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2020

Liquidity Risk Management Program

The Fund has implemented a written liquidity risk management program (Program) and related procedures to manage its liquidity in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (Liquidity Rule). The Liquidity Rule defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Fund’s Board of Trustees/Directors has designated the investment adviser to serve as the administrator of the Program and the related procedures. The administrator has established a Liquidity Risk Management Oversight Committee (Committee) to perform the functions necessary to administer the Program. As part of the Program, the administrator is responsible for identifying illiquid investments and categorizing the relative liquidity of the Fund’s investments in accordance with the Liquidity Rule. Under the Program, the administrator assesses, manages, and periodically reviews the Fund’s liquidity risk, and is responsible for making certain reports to the Fund’s Board of Trustees/Directors and the Securities and Exchange Commission (SEC) regarding the liquidity of the Fund’s investments, and to notify the Board of Trustees/Directors and the SEC of certain liquidity events specified in the Liquidity Rule. The liquidity of the Fund’s portfolio investments is determined based on a number of factors including, but not limited to, relevant market, trading and investment-specific considerations under the Program.

At a meeting of the Fund’s Board of Trustees/Directors, the Committee provided a written report to the Fund’s Board of Trustees/Directors pertaining to the operation, adequacy, and effectiveness of implementation of the Program, as well as the operation of the highly liquid investment minimum (if applicable) for the period December 1, 2018 through December 31, 2019 (Review Period). The Program operated effectively during the Review Period, supporting the administrator’s ability to assess, manage and monitor Fund liquidity risk, including during periods of market volatility and net redemptions. During the Review Period, the Fund met redemption requests on a timely basis.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

27

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2020

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 143 portfolios (with the exception of Messrs. Faust and Wennerholm and Ms. Frost who oversee 142 portfolios) in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Trust Position(s)	Trustee Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 142 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.

Other Directorships in the Last Five Years. Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Other Directorships in the Last Five Years. None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Other Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Other Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Other Directorships in the Last Five Years. Director of DraftKings, Inc.

(digital sports entertainment and gaming company) (since September 2020). Director of Groupon, Inc. (e-commerce provider) (since April 2020). Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Formerly, Director of Dynex Capital, Inc. (mortgage REIT) (2013-2020).

28

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2020

Management and Organization — continued

Name and Year of Birth	Trust Position(s)	Trustee Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson) and 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Other Directorships in the Last Five Years. None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Other Directorships in the Last Five Years. None.

Keith Quinton 1958	Trustee	2018

Private investor, researcher and lecturer. Independent Investment Committee Member at New Hampshire Retirement System (since 2017). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Other Directorships in the Last Five Years. Director (since 2016) and

Chairman (since 2019) of New Hampshire Municipal Bond Bank.

Marcus L. Smith 1966	Trustee	2018

Private investor. Member of Posse Boston Advisory Board (foundation) (since 2015). Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Other Directorships in the Last Five Years. Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Director of Ascot Group Limited and certain of its subsidiaries (insurance and reinsurance) (since 2018). Formerly, Director of Hagerty Holding Corp. (insurance and reinsurance) (2015-2018). Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Other Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Scott E. Wennerholm 1959	Trustee	2016

Private Investor. Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Other Directorships in the Last Five Years. None.

Name and Year of Birth	Trust Position(s)	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees

Eric A. Stein 1980	President	2020	Vice President and Chief Investment Officer, Fixed Income of EVM and BMR. Prior to November 1, 2020, Mr. Stein was a co-Director of Eaton Vance’s Global Income Investments. Also Vice President of Calvert Research and Management (“CRM”).

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of CRM.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

29

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2020

Management and Organization — continued

Name and Year of Birth	Trust Position(s)	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees (continued)

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

30

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each entity listed below has adopted a privacy policy and procedures (“Privacy Program”) Eaton Vance believes is reasonably designed to protect your personal information and to govern when and with whom Eaton Vance may share your personal information.

•

At the time of opening an account, Eaton Vance generally requires you to provide us with certain information such as name, address, social security number, tax status, account numbers, and account balances. This information is necessary for us to both open an account for you and to allow us to satisfy legal requirements such as applicable anti-money laundering reviews and know-your-customer requirements.

•

On an ongoing basis, in the normal course of servicing your account, Eaton Vance may share your information with unaffiliated third parties that perform various services for Eaton Vance and/or your account. These third parties include transfer agents, custodians, broker/dealers and our professional advisers, including auditors, accountants, and legal counsel. Eaton Vance may additionally share your personal information with our affiliates.

•	We believe our Privacy Program is reasonably designed to protect the confidentiality of your personal information and to prevent unauthorized access to that information.

•

We reserve the right to change our Privacy Program at any time upon proper notification to you. You may want to review our Privacy Program periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of protecting your personal information applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, and Calvert Funds. This Privacy Notice supersedes all previously issued privacy disclosures. For more information about our Privacy Program or about how your personal information may be used, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

31

This Page Intentionally Left Blank

Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Investment Sub-Adviser

Eaton Vance Advisers International Ltd.

125 Old Broad Street

London, EC2N 1AR

United Kingdom

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*

FINRA BrokerCheck.   Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

1857    10.31.20

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

Annual Report

October 31, 2020

Important Note. Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (eatonvance.com/funddocuments), and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you are a direct investor, you may elect to receive shareholder reports and other communications from the Fund electronically by signing up for e-Delivery at eatonvance.com/edelivery. If you own your shares through a financial intermediary (such as a broker-dealer or bank), you must contact your financial intermediary to sign up.

You may elect to receive all future Fund shareholder reports in paper free of charge. If you are a direct investor, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-262-1122. If you own these shares through a financial intermediary, you must contact your financial intermediary or follow instructions included with this disclosure, if applicable, to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Eaton Vance funds held directly or to all funds held through your financial intermediary, as applicable.

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The investment adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator. The adviser is also registered as a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2020

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

October 31, 2020

Management’s Discussion of Fund Performance1

Economic and Market Conditions

The 12-month period that began November 1, 2019, included some of the best and worst U.S. equity performances in over a decade.

The period began with stocks rallying in the closing months of 2019, supported by better-than-expected U.S. employment reports, cautious optimism about a détente in U.S.-China trade relations, and interest-rate reductions by the U.S. Federal Reserve (the Fed).

In January 2020, however, news of the novel coronavirus outbreak in China began to raise investor concerns. As the virus turned into a global pandemic in February and March, it ended the longest-ever U.S. economic expansion and triggered a global economic slowdown. Economic activity declined dramatically and equity markets, along with credit markets, plunged in value amid unprecedented volatility.

In response, the Fed announced two emergency rate cuts in March 2020 — lowering the federal funds rate to 0.00%- 0.25% — along with other measures designed to shore up equity and credit markets. At its July meeting, the Fed provided additional reassurances that it would use all the tools at its disposal to support the U.S. economy.

These moves helped calm the markets and initiated a new equity rally that began in April and lasted through most of the summer. As consumers started to emerge from coronavirus lockdowns and factories gradually resumed production, stock prices reflected investor optimism. In the second quarter of 2020, U.S. stocks reported their best quarterly returns since 1998 — on the heels of the worst first quarter for American stocks since the 2007-2008 global financial crisis.

In September 2020, however, the equity rally stalled, as stock prices on Wall Street began to reflect the reality on Main Street. In the final two months of the period, coronavirus cases were on the rise in most U.S. states. Of the 22 million jobs lost in the early months of the pandemic, only about half had returned, and over 20 million Americans were collecting unemployment benefits. Reflecting concerns about the economic outlook for fall and winter, uncertainties related to the presidential election, and the failure of Congress to pass additional financial relief for struggling businesses and laid-off workers, most U.S. stock indexes reported negative returns in September and October.

For the period as a whole, largely positive equity returns belied the dramatic volatility during the period, but demonstrated the dominance of technology stocks. The S&P 500® Index, a broad measure of U.S. stocks, returned 9.71%; the blue-chip Dow Jones Industrial Average® returned 0.34%; and the technology-laden Nasdaq Composite Index returned 32.84%. Large-cap U.S. stocks, as measured by the S&P 500® Index and Russell 1000® Index, generally outperformed their small-cap counterparts, as measured by the Russell 2000® Index. As a group, growth stocks significantly outpaced value stocks, which were in negative territory in both large- and small-cap categories, as measured by the Russell growth and value indexes.

Fund Performance

For the 12-month period ended October 31, 2020, Eaton Vance Tax-Managed Multi-Cap Growth Fund (the Fund) returned 25.65% for Class A shares at net asset value (NAV), underperforming its primary benchmark, the Russell 3000® Growth Index (the Index), which returned 28.20%; but outperforming the 9.71% return of the Fund’s secondary benchmark, the S&P 500® Index.

The Fund’s underperformance was largely the result of its not owning or having underweight positions in a concentrated group of stocks that drove a disproportionate amount of the Index’s returns. During the period, the five largest stocks within the Index contributed more than half of the Index’s returns.

The Fund’s underweight exposure to key information technology (IT) stocks, including Apple, Inc. (Apple) and NVIDIA Corp. (NVIDIA), was a leading source of underperformance. Apple’s stock price rose with the onset of the COVID-19 pandemic as interest rates fell and investors migrated toward larger Index names. Optimism about demand for NVIDIA’s new gaming and data center products, assisted by work-from-home tailwinds, sent its stock price higher.

In consumer discretionary, the Fund’s lack of exposure to Tesla, Inc. (Tesla) was also a top source of underperformance during the period. Tesla’s stock price rose sharply on broad investor confidence in the company as the market leader in electric vehicles. Tesla’s leadership in battery technology helped drive its stock price higher during the period as consumer demand has been rising along with efforts to reduce the use of fossil fuels.

Security selections in consumer staples and communication services also detracted from relative returns during the period, as did an overweight exposure to materials.

While an underweight exposure to IT detracted, security selections within the sector were positive and several of the Fund’s leading relative performers were in the sector during the period. They included Monolithic Power Systems, Inc., a provider of power circuits for cloud computing, telecommunications, and other applications; and Adobe, Inc., a developer of multimedia and graphic design software. Demand for products from both companies grew as the pandemic drove many activities online.

Although stock selections within the consumer discretionary sector weighed on performance overall, the Fund’s overweight exposure to Amazon.com, Inc. added to returns relative to the Index as the pandemic accelerated the shift toward online commerce.

A lack of exposure to the real estate sector was also a leading contributor to relative returns. Security selections in the industrials and health care sectors further contributed to returns relative to the Index during the period.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

October 31, 2020

Performance2,3

Portfolio Managers Lewis R. Piantedosi, Yana S. Barton, CFA, Douglas R. Rogers, CFA, CMT and Kenneth D. Zinner, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years

Class A at NAV	06/30/2000	06/30/2000	25.65%	14.42%	13.40%
Class A with 5.75% Maximum Sales Charge	—	—	18.42	13.08	12.73
Class C at NAV	07/10/2000	07/10/2000	24.67	13.57	12.55
Class C with 1% Maximum Sales Charge	—	—	23.67	13.57	12.55

Russell 3000® Growth Index	—	—	28.20%	16.82%	15.98%
S&P 500® Index	—	—	9.71	11.70	13.00

% After-Tax Returns with Maximum Sales Charge	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years

Class A After Taxes on Distributions	06/30/2000	06/30/2000	17.90%	12.86%	12.62%
Class A After Taxes on Distributions and Sale of Fund Shares	—	—	11.31	10.86	11.01
Class C After Taxes on Distributions	07/10/2000	07/10/2000	23.02	13.31	12.43
Class C After Taxes on Distributions and Sale of Fund Shares	—	—	14.52	11.27	10.85

% Total Annual Operating Expense Ratios[4]				Class A	Class C

				1.34%	2.09%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge

Class C	$10,000	10/31/2010	$32,660	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

October 31, 2020

Fund Profile5

Sector Allocation (% of net assets)6

Top 10 Holdings (% of net assets)6

Amazon.com, Inc.	9.7%

Apple, Inc.	8.9

Microsoft Corp.	7.5

Facebook, Inc., Class A	4.6

Visa, Inc., Class A	3.8

Adobe, Inc.	3.7

salesforce.com, inc.	3.2

Alphabet, Inc., Class C	3.2

Alphabet, Inc., Class A	3.1

Monolithic Power Systems, Inc.	2.6

Total	50.3%

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

October 31, 2020

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Russell 3000® Growth Index is an unmanaged index of the broad growth segment of the U.S. equity universe. S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. S&P Dow Jones Indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® and S&P 500® are registered trademarks of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares. After-tax returns are calculated using certain assumptions, including using the highest historical individual federal income tax rates, and do not reflect the impact of state/local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or shares held by nontaxable entities. Return After Taxes on Distributions may be the same as Return Before Taxes for the same period because no taxable distributions were made during that period. Return After Taxes on Distributions and Sale of Fund Shares may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares. The Fund’s after-tax returns also may reflect foreign tax credits passed by the Fund to its shareholders.

[4]	Source: Fund prospectus. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]	Fund invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund. References to investments are to the Portfolio’s holdings.
[6]	Excludes cash and cash equivalents.

Fund profile subject to change due to active management.

Additional Information

Dow Jones Industrial Average® is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. Nasdaq Composite Index is a market capitalization-weighted index of all domestic and international securities listed on Nasdaq. Source: Nasdaq, Inc. The information is provided by Nasdaq (with its affiliates, are referred to as the “Corporations”) and Nasdaq’s third party licensors on an “as is” basis and the Corporations make no guarantees and bear no liability of any kind with respect to the information or the Fund. Russell 1000® Index is an unmanaged index of 1,000 U.S. large-cap stocks. Russell 2000® Index is an unmanaged index of 2,000 U.S. small-cap stocks.

Important Notice to Shareholders

At a special meeting of shareholders held on September 17, 2020, shareholders of the Fund approved a change in the Fund’s diversification status from diversified to non-diversified as such terms are defined under the Investment Company Act of 1940, as amended.

5

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

October 31, 2020

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2020 – October 31, 2020).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/20)	Ending Account Value (10/31/20)	Expenses Paid During Period* (5/1/20 – 10/31/20)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,207.50	$6.88	1.24%
Class C	$1,000.00	$1,202.70	$11.02	1.99%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,018.90	$6.29	1.24%
Class C	$1,000.00	$1,015.10	$10.08	1.99%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2020. The Example reflects the expenses of both the Fund and the Portfolio.

6

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

October 31, 2020

Statement of Assets and Liabilities

Assets	October 31, 2020

Investment in Tax-Managed Multi-Cap Growth Portfolio, at value (identified cost, $47,916,061)	$116,773,069

Receivable for Fund shares sold	46,750

Total assets	$116,819,819

Liabilities

Payable for Fund shares redeemed	$89,560

Payable to affiliates:

Administration fee	15,646

Distribution and service fees	36,227

Trustees’ fees	43

Accrued expenses	47,656

Total liabilities	$189,132

Net Assets	$116,630,687

Sources of Net Assets

Paid-in capital	$48,920,806

Distributable earnings	67,709,881

Total	$116,630,687

Class A Shares

Net Assets	$101,648,805

Shares Outstanding	2,565,239

Net Asset Value and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$39.63

Maximum Offering Price Per Share

(100 ÷ 94.25 of net asset value per share)	$42.05

Class C Shares

Net Assets	$14,981,882

Shares Outstanding	448,409

Net Asset Value and Offering Price Per Share*

(net assets ÷ shares of beneficial interest outstanding)	$33.41

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

7	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

October 31, 2020

Statement of Operations

Investment Income	Year Ended October 31, 2020

Dividends allocated from Portfolio (net of foreign taxes, $7,120)	$672,066

Securities lending income allocated from Portfolio, net	3,335

Expenses allocated from Portfolio	(755,930)

Total investment loss from Portfolio	$(80,529)

Expenses

Administration fee	$159,674

Distribution and service fees

Class A	229,351

Class C	147,088

Trustees’ fees and expenses	500

Custodian fee	19,422

Transfer and dividend disbursing agent fees	54,432

Legal and accounting services	27,859

Printing and postage	18,138

Registration fees	35,799

ReFlow liquidity program fees	15,504

Miscellaneous	8,115

Total expenses	$715,882

Net investment loss	$(796,411)

Realized and Unrealized Gain (Loss) from Portfolio

Net realized gain (loss) —

Investment transactions	$7,058,908 (1)

Foreign currency transactions	(298)

Net realized gain	$7,058,610

Change in unrealized appreciation (depreciation) —

Investments	$17,539,634

Foreign currency	138

Net change in unrealized appreciation (depreciation)	$17,539,772

Net realized and unrealized gain	$24,598,382

Net increase in net assets from operations	$23,801,971

(1)	Includes $2,775,335 of net realized gains from redemptions in-kind.

8	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

October 31, 2020

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2020	2019

From operations —

Net investment loss	$(796,411)	$(709,216)

Net realized gain	7,058,610 (1)	4,157,926 (2)

Net change in unrealized appreciation (depreciation)	17,539,772	7,813,314

Net increase in net assets from operations	$23,801,971	$11,262,024

Distributions to shareholders —

Class A	$(1,926,089)	$(1,389,484)

Class C	(383,663)	(604,943)

Total distributions to shareholders	$(2,309,752)	$(1,994,427)

Transactions in shares of beneficial interest —

Proceeds from sale of shares

Class A	$14,436,962	$8,699,205

Class C	1,269,707	1,548,874

Net asset value of shares issued to shareholders in payment of distributions declared

Class A	1,825,868	1,314,083

Class C	366,923	588,439

Cost of shares redeemed

Class A	(17,424,633)	(10,984,432)

Class C	(2,466,214)	(2,589,349)

Net asset value of shares converted

Class A	1,186,099	11,186,380

Class C	(1,186,099)	(11,186,380)

Net decrease in net assets from Fund share transactions	$(1,991,387)	$(1,423,180)

Net increase in net assets	$19,500,832	$7,844,417

Net Assets

At beginning of year	$97,129,855	$89,285,438

At end of year	$116,630,687	$97,129,855

(1)	Includes $2,775,335 of net realized gains from redemptions in-kind.

(2)	Includes $1,723,174 of net realized gains from redemptions in-kind.

9	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

October 31, 2020

Financial Highlights

	Class A

	Year Ended October 31,
	2020	2019	2018	2017	2016

Net asset value — Beginning of year	$32.250	$29.220	$26.040	$21.220	$21.200

Income (Loss) From Operations

Net investment loss(1)	$(0.229)	$(0.192)	$(0.186)	$(0.126)	$(0.079)

Net realized and unrealized gain	8.361	3.849	3.429	4.946	0.099

Total income from operations	$8.132	$3.657	$3.243	$4.820	$0.020

Less Distributions

From net realized gain	$(0.752)	$(0.627)	$(0.063)	$—	$—

Total distributions	$(0.752)	$(0.627)	$(0.063)	$—	$—

Net asset value — End of year	$39.630	$32.250	$29.220	$26.040	$21.220

Total Return(2)	25.65%	13.07%	12.52%	22.67%	0.09%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$101,649	$82,914	$64,579	$57,243	$47,363

Ratios (as a percentage of average daily net assets):(3)

Expenses	1.28%	1.33%	1.31%	1.34%	1.40%

Net investment loss	(0.64)%	(0.63)%	(0.63)%	(0.53)%	(0.38)%

Portfolio Turnover of the Portfolio	24%	18%	18%	34%	33%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

10	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

October 31, 2020

Financial Highlights — continued

	Class C

	Year Ended October 31,
	2020	2019	2018	2017	2016

Net asset value — Beginning of year	$27.510	$25.210	$22.640	$18.590	$18.710

Income (Loss) From Operations

Net investment loss(1)	$(0.418)	$(0.353)	$(0.352)	$(0.264)	$(0.207)

Net realized and unrealized gain	7.070	3.280	2.985	4.314	0.087

Total income (loss) from operations	$6.652	$2.927	$2.633	$4.050	$(0.120)

Less Distributions

From net realized gain	$(0.752)	$(0.627)	$(0.063)	$—	$—

Total distributions	$(0.752)	$(0.627)	$(0.063)	$—	$—

Net asset value — End of year	$33.410	$27.510	$25.210	$22.640	$18.590

Total Return(2)	24.67%	12.24%	11.65%	21.79%	(0.64)%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$14,982	$14,216	$24,706	$23,484	$20,827

Ratios (as a percentage of average daily net assets):(3)

Expenses	2.03%	2.09%	2.06%	2.09%	2.15%

Net investment loss	(1.39)%	(1.37)%	(1.38)%	(1.28)%	(1.14)%

Portfolio Turnover of the Portfolio	24%	18%	18%	34%	33%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

11	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

October 31, 2020

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Tax-Managed Multi-Cap Growth Fund (the Fund) is a non-diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers two classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Effective January 25, 2019, Class C shares generally automatically convert to Class A shares ten years after their purchase and, effective November 5, 2020, automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Tax-Managed Multi-Cap Growth Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (58.2% at October 31, 2020). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of October 31, 2020, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

G  Other — Investment transactions are accounted for on a trade date basis.

2  Distributions to Shareholders and Income Tax Information

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

12

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

October 31, 2020

Notes to Financial Statements — continued

The tax character of distributions declared for the years ended October 31, 2020 and October 31, 2019 was as follows:

	Year Ended October 31,
	2020	2019

Long-term capital gains	$2,309,752	$1,994,427

During the year ended October 31, 2020, distributable earnings was decreased by $4,296,927 and paid-in capital was increased by $4,296,927 due to the Fund’s use of equalization accounting and differences between book and tax accounting, primarily for net operating losses and redemptions in-kind. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2020, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed long-term capital gains	$4,073,014

Late year ordinary losses	$(634,172)

Net unrealized appreciation	$64,271,039

At October 31, 2020, the Fund had a late year ordinary loss of $634,172 which it has elected to defer to the following taxable year pursuant to income tax regulations. Late year ordinary losses represent certain specified losses realized in that portion of a taxable year after October 31 that are treated as ordinary for tax purposes plus ordinary losses attributable to that portion of a taxable year after December 31.

3  Transactions with Affiliates

The administration fee is earned by Eaton Vance Management (EVM), a wholly-owned subsidiary of Eaton Vance Corp., as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the year ended October 31, 2020, the administration fee amounted to $159,674. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2020, EVM earned $6,487 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $11,844 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2020. EVD also received distribution and service fees from Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2020 amounted to $229,351 for Class A shares.

The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2020, the Fund paid or accrued to EVD $110,316 for Class C shares.

Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2020 amounted to $36,772 for Class C shares.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

13

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

October 31, 2020

Notes to Financial Statements — continued

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within 12 months of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended October 31, 2020, the Fund was informed that EVD received approximately $1,000 and $1,000 of CDSCs paid by Class A and Class C shareholders, respectively.

6  Investment Transactions

For the year ended October 31, 2020, increases and decreases in the Fund’s investment in the Portfolio aggregated $4,850,746 and $9,812,399, respectively. Decreases in the Fund’s investment in the Portfolio include distribution of securities as the result of redemptions in-kind of $5,383,894.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Sales and redemptions of Class A shares include shares purchased and redeemed in connection with the ReFlow liquidity program, a program designed to provide an alternative liquidity source for mutual funds experiencing net redemptions of their shares. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2020	2019

Sales	430,570	291,249

Issued to shareholders electing to receive payments of distributions in Fund shares	54,716	51,331

Redemptions	(523,836)	(367,834)

Converted from Class C shares	32,956	386,285

Net increase (decrease)	(5,594)	361,031

	Year Ended October 31,
Class C	2020	2019

Sales	44,694	62,438

Issued to shareholders electing to receive payments of distributions in Fund shares	12,952	26,772

Redemptions	(87,152)	(101,814)

Converted to Class A shares	(38,915)	(450,516)

Net decrease	(68,421)	(463,120)

14

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

October 31, 2020

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Tax-Managed Multi-Cap Growth Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Managed Multi-Cap Growth Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), as of October 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 21, 2020

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

15

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

October 31, 2020

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2021 will show the tax status of all distributions paid to your account in calendar year 2020. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of capital gains dividends.

Capital Gains Dividends.  The Fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2020, $4,317,889 or, if subsequently determined to be different, the net capital gain of such year.

16

Tax-Managed Multi-Cap Growth Portfolio

October 31, 2020

Portfolio of Investments

Common Stocks — 99.9%
Security	Shares	Value

Aerospace & Defense — 0.9%

Lockheed Martin Corp.	5,028	$1,760,454

		$1,760,454

Beverages — 1.6%

Constellation Brands, Inc., Class A	10,232	$1,690,633

PepsiCo, Inc.	10,664	1,421,405

		$3,112,038

Biotechnology — 2.2%

Immunovant, Inc.(1)	19,759	$861,887

Royalty Pharma PLC, Class A	12,788	469,320

Vertex Pharmaceuticals, Inc.(1)	15,175	3,161,863

		$4,493,070

Building Products — 1.0%

AZEK Co., Inc. (The)(1)	26,667	$891,744

Trex Co., Inc.(1)	15,892	1,105,130

		$1,996,874

Capital Markets — 1.0%

S&P Global, Inc.	5,966	$1,925,407

		$1,925,407

Chemicals — 1.8%

Celanese Corp.	6,569	$745,647

Ecolab, Inc.	7,531	1,382,617

Sherwin-Williams Co. (The)	2,190	1,506,676

		$3,634,940

Commercial Services & Supplies — 2.0%

Copart, Inc.(1)	12,355	$1,363,498

Terminix Global Holdings, Inc.(1)	21,179	997,319

Waste Connections, Inc.	16,156	1,604,614

		$3,965,431

Electrical Equipment — 1.7%

AMETEK, Inc.	34,300	$3,368,260

		$3,368,260

Entertainment — 2.2%

Electronic Arts, Inc.(1)	7,649	$916,580

Netflix, Inc.(1)	4,084	1,942,922

Security	Shares	Value

Entertainment (continued)

Walt Disney Co. (The)	12,454	$1,510,047

		$4,369,549

Food Products — 0.7%

Mondelez International, Inc., Class A	27,827	$1,478,170

		$1,478,170

Health Care Equipment & Supplies — 5.5%

Danaher Corp.	11,868	$2,724,181

Haemonetics Corp.(1)	29,150	2,946,773

Intuitive Surgical, Inc.(1)	2,858	1,906,514

Pulmonx Corp.(1)	23,062	969,988

Stryker Corp.	12,668	2,559,063

		$11,106,519

Health Care Providers & Services — 2.9%

Amedisys, Inc.(1)	4,463	$1,155,917

UnitedHealth Group, Inc.	15,597	4,759,269

		$5,915,186

Hotels, Restaurants & Leisure — 0.5%

Starbucks Corp.	12,443	$1,082,043

		$1,082,043

Household Products — 0.7%

Procter & Gamble Co. (The)	10,001	$1,371,137

		$1,371,137

Interactive Media & Services — 11.7%

Alphabet, Inc., Class A(1)	3,900	$6,302,829

Alphabet, Inc., Class C(1)	3,911	6,339,770

Facebook, Inc., Class A(1)	35,003	9,209,639

Twitter, Inc.(1)	41,385	1,711,684

		$23,563,922

Internet & Direct Marketing Retail — 10.2%

Amazon.com, Inc.(1)	6,385	$19,385,818

Booking Holdings, Inc.(1)	735	1,192,537

		$20,578,355

IT Services — 10.9%

Accenture PLC, Class A	13,038	$2,828,073

Fiserv, Inc.(1)	13,974	1,334,098

17	See Notes to Financial Statements.

Tax-Managed Multi-Cap Growth Portfolio

October 31, 2020

Portfolio of Investments — continued

Security	Shares	Value

IT Services (continued)

GoDaddy, Inc., Class A(1)	44,180	$3,125,293

Okta, Inc.(1)	15,035	3,154,794

PayPal Holdings, Inc.(1)	20,587	3,831,858

Visa, Inc., Class A	42,000	7,631,820

		$21,905,936

Life Sciences Tools & Services — 0.5%

Illumina, Inc.(1)	3,432	$1,004,547

		$1,004,547

Personal Products — 1.2%

Estee Lauder Cos., Inc. (The), Class A	10,679	$2,345,749

		$2,345,749

Pharmaceuticals — 3.3%

Eli Lilly & Co.	13,033	$1,700,285

Novartis AG	9,869	769,018

Zoetis, Inc.	26,003	4,122,776

		$6,592,079

Road & Rail — 2.3%

J.B. Hunt Transport Services, Inc.	14,100	$1,716,534

Norfolk Southern Corp.	8,734	1,826,454

Uber Technologies, Inc.(1)	29,243	977,009

		$4,519,997

Semiconductors & Semiconductor Equipment — 4.4%

Broadcom, Inc.	4,357	$1,523,338

Monolithic Power Systems, Inc.	16,579	5,298,648

NVIDIA Corp.	4,008	2,009,451

		$8,831,437

Software — 15.4%

Adobe, Inc.(1)	16,502	$7,378,044

Intuit, Inc.	6,414	2,018,358

Microsoft Corp.	74,352	15,054,049

salesforce.com, inc.(1)	27,530	6,394,393

		$30,844,844

Specialty Retail — 2.2%

Home Depot, Inc. (The)	9,189	$2,450,798

TJX Cos., Inc. (The)	38,432	1,952,346

		$4,403,144

Security	Shares	Value

Technology Hardware, Storage & Peripherals — 8.9%

Apple, Inc.	164,702	$17,929,460

		$17,929,460

Textiles, Apparel & Luxury Goods — 3.2%

Lululemon Athletica, Inc.(1)	13,063	$4,170,885

NIKE, Inc., Class B	19,321	2,320,066

		$6,490,951

Trading Companies & Distributors — 1.0%

United Rentals, Inc.(1)	11,573	$2,063,350

		$2,063,350

Total Common Stocks (identified cost $81,916,940)		$200,652,849

Short-Term Investments — 0.2%
Description	Units	Value

Eaton Vance Cash Reserves Fund, LLC, 0.12%(2)	271,576	$271,576

Total Short-Term Investments (identified cost $271,576)		$271,576

Total Investments — 100.1% (identified cost $82,188,516)		$200,924,425

Other Assets, Less Liabilities — (0.1)%		$(129,710)

Net Assets — 100.0%		$200,794,715

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	Non-income producing security.

(2)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2020.

18	See Notes to Financial Statements.

Tax-Managed Multi-Cap Growth Portfolio

October 31, 2020

Statement of Assets and Liabilities

Assets	October 31, 2020

Unaffiliated investments, at value (identified cost, $81,916,940)	$200,652,849

Affiliated investment, at value (identified cost, $271,576)	271,576

Dividends receivable	25,786

Dividends receivable from affiliated investment	16

Securities lending income receivable	1,580

Tax reclaims receivable	5,002

Total assets	$200,956,809

Liabilities

Payable to affiliates:

Investment adviser fee	$116,817

Trustees’ fees	914

Accrued expenses	44,363

Total liabilities	$162,094

Net Assets applicable to investors’ interest in Portfolio	$200,794,715

19	See Notes to Financial Statements.

Tax-Managed Multi-Cap Growth Portfolio

October 31, 2020

Statement of Operations

Investment Income	Year Ended October 31, 2020

Dividends (net of foreign taxes, $12,283)	$1,146,973

Dividends from affiliated investment	12,576

Securities lending income, net	5,744

Total investment income	$1,165,293

Expenses

Investment adviser fee	$1,194,823

Trustees’ fees and expenses	10,186

Custodian fee	48,968

Legal and accounting services	43,596

Miscellaneous	6,265

Total expenses	$1,303,838

Net investment loss	$(138,545)

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —

Investment transactions	$12,166,059 (1)

Investment transactions — affiliated investment	396

Foreign currency transactions	(589)

Net realized gain	$12,165,866

Change in unrealized appreciation (depreciation) —

Investments	$29,992,684

Investments — affiliated investment	(312)

Foreign currency	293

Net change in unrealized appreciation (depreciation)	$29,992,665

Net realized and unrealized gain	$42,158,531

Net increase in net assets from operations	$42,019,986

(1)	Includes $4,793,073 of net realized gains from redemptions in-kind.

20	See Notes to Financial Statements.

Tax-Managed Multi-Cap Growth Portfolio

October 31, 2020

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2020	2019

From operations —

Net investment loss	$(138,545)	$(14,309)

Net realized gain	12,165,866 (1)	7,149,767 (2)

Net change in unrealized appreciation (depreciation)	29,992,665	13,351,474

Net increase in net assets from operations	$42,019,986	$20,486,932

Capital transactions —

Contributions	$7,666,337	$4,163,053

Withdrawals	(16,453,695)	(10,454,116)

Net decrease in net assets from capital transactions	$(8,787,358)	$(6,291,063)

Net increase in net assets	$33,232,628	$14,195,869

Net Assets

At beginning of year	$167,562,087	$153,366,218

At end of year	$200,794,715	$167,562,087

(1)	Includes $4,793,073 of net realized gains from redemptions in-kind.

(2)	Includes $2,957,208 of net realized gains from redemptions in-kind.

21	See Notes to Financial Statements.

Tax-Managed Multi-Cap Growth Portfolio

October 31, 2020

Financial Highlights

	Year Ended October 31,
Ratios/Supplemental Data	2020	2019	2018	2017	2016

Ratios (as a percentage of average daily net assets):

Expenses	0.71%	0.72%	0.72%	0.73%	0.73%

Net investment income (loss)	(0.08)%	(0.01)%	(0.04)%	0.09%	0.28%

Portfolio Turnover	24%	18%	18%	34%	33%

Total Return	26.36%	13.76%	13.18%	23.40%	0.77%

Net assets, end of year (000’s omitted)	$200,795	$167,562	$153,366	$139,541	$119,188

22	See Notes to Financial Statements.

Tax-Managed Multi-Cap Growth Portfolio

October 31, 2020

Notes to Financial Statements

1  Significant Accounting Policies

Tax-Managed Multi-Cap Growth Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a non-diversified, open-end management investment company. The Portfolio’s investment objective is to achieve long-term, after-tax returns by investing in a diversified portfolio of equity securities. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2020, Eaton Vance Tax-Managed Multi-Cap Growth Fund and Eaton Vance Tax-Managed Equity Asset Allocation Fund held an interest of 58.2% and 41.8%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Portfolio’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.

Affiliated Fund. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Other. Investments in registered investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value per share on the valuation day.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.

As of October 31, 2020, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

23

Tax-Managed Multi-Cap Growth Portfolio

October 31, 2020

Notes to Financial Statements — continued

E  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM and an indirect subsidiary of Eaton Vance Corp., as compensation for investment advisory services rendered to the Portfolio. The fee is computed at an annual rate of 0.65% of the Portfolio’s average daily net assets up to $500 million, and is payable monthly. On net assets of $500 million and over, the annual fee is reduced. For the year ended October 31, 2020, the Portfolio’s investment adviser fee amounted to $1,194,823 or 0.65% of the Portfolio’s average daily net assets. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2020, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and in-kind transactions, aggregated $42,960,024 and $44,922,496, respectively, for the year ended October 31, 2020. In-kind sales for the year ended October 31, 2020 aggregated $5,383,894.

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at October 31, 2020, as determined on a federal income tax basis, were as follows:

Aggregate cost	$82,374,636

Gross unrealized appreciation	$118,613,421

Gross unrealized depreciation	(63,632)

Net unrealized appreciation	$118,549,789

5  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in an $800 million unsecured line of credit agreement with a group of banks, which is in effect through October 26, 2021. Borrowings are made by the Portfolio solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2020, an upfront fee and arrangement fee totaling $950,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2020.

24

Tax-Managed Multi-Cap Growth Portfolio

October 31, 2020

Notes to Financial Statements — continued

6  Securities Lending Agreement

The Portfolio has established a securities lending agreement with State Street Bank and Trust Company (SSBT) as securities lending agent in which the Portfolio lends portfolio securities to qualified borrowers in exchange for collateral consisting of either cash or securities issued or guaranteed by the U.S. government or its agencies or instrumentalities in an amount at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is delivered to the Portfolio on the next business day. Cash collateral is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market fund registered under the 1940 Act. The Portfolio earns interest on the amount invested but it must pay (and at times receive from) the broker a loan rebate fee computed as a varying percentage of the collateral received. For security loans secured by non-cash collateral, the Portfolio earns a negotiated lending fee from the borrower. A portion of the income earned by the Portfolio from its investment of cash collateral, net of rebate fees, and lending fees received is allocated to SSBT for its services as lending agent and the portion allocated to the Portfolio is presented as securities lending income, net on the Statement of Operations. Non-cash collateral is held by the lending agent on behalf of the Portfolio and cannot be sold or re-pledged by the Portfolio; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities.

The Portfolio is subject to possible delay in the recovery of loaned securities. Pursuant to the securities lending agreement, SSBT has provided indemnification to the Portfolio in the event of default by a borrower with respect to a loan. The Portfolio bears the risk of loss with respect to the investment of cash collateral. At October 31, 2020, the Portfolio had no securities on loan.

7  Investments in Affiliated Funds

At October 31, 2020, the value of the Portfolio’s investment in affiliated funds was $271,576, which represents 0.2% of the Portfolio’s net assets. Transactions in affiliated funds by the Portfolio for the year ended October 31, 2020 were as follows:

Name of affiliated fund	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units, end of period

Short-Term Investments

Eaton Vance Cash Reserves Fund, LLC	$1,812,415	$14,780,249	$(16,321,172)	$396	$(312)	$271,576	$12,576	271,576

8  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

25

Tax-Managed Multi-Cap Growth Portfolio

October 31, 2020

Notes to Financial Statements — continued

At October 31, 2020, the hierarchy of inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2		Level 3	Total

Common Stocks

Communication Services	$27,933,471	$—		$—	$27,933,471

Consumer Discretionary	33,551,812	—		—	33,551,812

Consumer Staples	8,307,094	—		—	8,307,094

Financials	1,925,407	—		—	1,925,407

Health Care	28,342,383	769,018		—	29,111,401

Industrials	16,677,047	—		—	16,677,047

Information Technology	79,511,677	—		—	79,511,677

Materials	3,634,940	—		—	3,634,940

Total Common Stocks	$199,883,831	$769,018	*	$—	$200,652,849

Short-Term Investments	$—	$271,576		$—	$271,576

Total Investments	$199,883,831	$1,040,594		$—	$200,924,425

*

Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

9  Risks and Uncertainties

Pandemic Risk

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in December 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, the economies of individual countries, individual companies, and the market in general, and may continue to do so in significant and unforeseen ways, as may other epidemics and pandemics that may arise in the future. Any such impact could adversely affect the Portfolio’s performance, or the performance of the securities in which the Portfolio invests.

10  Additional Information

On October 8, 2020, Morgan Stanley and Eaton Vance Corp. (“Eaton Vance”) announced that they had entered into a definitive agreement under which Morgan Stanley would acquire Eaton Vance. Under the Investment Company Act of 1940, as amended, consummation of this transaction may be deemed to result in the automatic termination of an Eaton Vance Fund’s investment advisory agreement, and, where applicable, any related sub-advisory agreement. On November 24, 2020, the Portfolio’s Board approved a new investment advisory agreement. The new investment advisory agreement will be presented to Portfolio interest holders for approval, and, if approved, would take effect upon consummation of the transaction. A special joint meeting of Portfolio interest holders will be held on February 18, 2021, at which the proposed investment advisory agreement for the Portfolio will be submitted for approval.

26

Tax-Managed Multi-Cap Growth Portfolio

October 31, 2020

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Tax-Managed Multi-Cap Growth Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Tax-Managed Multi-Cap Growth Portfolio (the “Portfolio”), including the portfolio of investments, as of October 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of October 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 21, 2020

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

27

Eaton Vance Tax-Managed Multi-Cap Growth Fund

Tax-Managed Multi-Cap Growth Portfolio

October 31, 2020

Special Joint Meeting of Shareholders (Unaudited)

Eaton Vance Tax-Managed Multi-Cap Growth Fund

Eaton Vance Tax-Managed Multi-Cap Growth Fund (the “Fund”) held a Special Joint Meeting of Shareholders on Thursday, September 17, 2020 to approve a change in the Fund’s diversification status from diversified to non-diversified, as such terms are defined under the Investment Company Act of 1940, as amended. The shareholder meeting results are as follows:

Number of Shares(1)
For	Against/Withhold	Abstain

1,297,871	114,274	129,341

(1)	Excludes fractional shares.

The Proposal was also approved for Tax-Managed Multi-Cap Growth Portfolio.

Tax-Managed Multi-Cap Growth Portfolio

The Portfolio held a Special Meeting of Interestholders on Thursday, September 17, 2020 to approve a change in the Portfolio’s diversification status from diversified to non-diversified, as such terms are defined under the Investment Company Act of 1940, as amended. The interestholder meeting results are as follows:

Interest in the Portfolio
For	Against/Withhold	Abstain

84%	7%	8%

Results are rounded to the nearest whole number and may not total 100% due to rounding.

28

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

October 31, 2020

Liquidity Risk Management Program

The Fund has implemented a written liquidity risk management program (Program) and related procedures to manage its liquidity in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (Liquidity Rule). The Liquidity Rule defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Fund’s Board of Trustees/Directors has designated the investment adviser to serve as the administrator of the Program and the related procedures. The administrator has established a Liquidity Risk Management Oversight Committee (Committee) to perform the functions necessary to administer the Program. As part of the Program, the administrator is responsible for identifying illiquid investments and categorizing the relative liquidity of the Fund’s investments in accordance with the Liquidity Rule. Under the Program, the administrator assesses, manages, and periodically reviews the Fund’s liquidity risk, and is responsible for making certain reports to the Fund’s Board of Trustees/Directors and the Securities and Exchange Commission (SEC) regarding the liquidity of the Fund’s investments, and to notify the Board of Trustees/Directors and the SEC of certain liquidity events specified in the Liquidity Rule. The liquidity of the Fund’s portfolio investments is determined based on a number of factors including, but not limited to, relevant market, trading and investment-specific considerations under the Program.

At a meeting of the Fund’s Board of Trustees/Directors, the Committee provided a written report to the Fund’s Board of Trustees/Directors pertaining to the operation, adequacy, and effectiveness of implementation of the Program, as well as the operation of the highly liquid investment minimum (if applicable) for the period December 1, 2018 through December 31, 2019 (Review Period). The Program operated effectively during the Review Period, supporting the administrator’s ability to assess, manage and monitor Fund liquidity risk, including during periods of market volatility and net redemptions. During the Review Period, the Fund met redemption requests on a timely basis.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

29

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

October 31, 2020

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Tax-Managed Multi-Cap Growth Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 143 portfolios (with the exception of Messrs. Faust and Wennerholm and Ms. Frost who oversee 142 portfolios) in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Trust/Portfolio Position(s)	Trustee Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 142 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolio.

Other Directorships in the Last Five Years. Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Other Directorships in the Last Five Years. None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Other Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Other Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Other Directorships in the Last Five Years. Director of DraftKings, Inc. (digital sports entertainment and gaming company) (since September 2020). Director of Groupon, Inc. (e-commerce provider) (since April 2020). Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Formerly, Director of Dynex Capital, Inc. (mortgage REIT) (2013-2020).

30

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

October 31, 2020

Management and Organization — continued

Name and Year of Birth	Trust/Portfolio Position(s)	Trustee Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson) and 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Other Directorships in the Last Five Years. None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Other Directorships in the Last Five Years. None.

Keith Quinton 1958	Trustee	2018

Private investor, researcher and lecturer. Independent Investment Committee Member at New Hampshire Retirement System (since 2017). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Other Directorships in the Last Five Years. Director (since 2016) and Chairman (since 2019) of New Hampshire Municipal Bond Bank.

Marcus L. Smith 1966	Trustee	2018

Private investor. Member of Posse Boston Advisory Board (foundation) (since 2015). Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Other Directorships in the Last Five Years. Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Director of Ascot Group Limited and certain of its subsidiaries (insurance and reinsurance) (since 2018). Formerly, Director of Hagerty Holding Corp. (insurance and reinsurance) (2015-2018). Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Other Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Scott E. Wennerholm 1959	Trustee	2016

Private Investor. Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Other Directorships in the Last Five Years. None.

Name and Year of Birth	Trust/Portfolio Position(s)	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees

Eric A. Stein 1980	President of the Trust	2020	Vice President and Chief Investment Officer, Fixed Income of EVM and BMR. Prior to November 1, 2020, Mr. Stein was a co-Director of Eaton Vance’s Global Income Investments. Also Vice President of Calvert Research and Management (“CRM”).

Edward J. Perkin 1972	President of the Portfolio	2014	Vice President and Chief Equity Investment Officer of EVM and BMR. Also Vice President of CRM.

31

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

October 31, 2020

Management and Organization — continued

Name and Year of Birth	Trust/Portfolio Position(s)	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees (continued)

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of CRM.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

32

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each entity listed below has adopted a privacy policy and procedures (“Privacy Program”) Eaton Vance believes is reasonably designed to protect your personal information and to govern when and with whom Eaton Vance may share your personal information.

•

At the time of opening an account, Eaton Vance generally requires you to provide us with certain information such as name, address, social security number, tax status, account numbers, and account balances. This information is necessary for us to both open an account for you and to allow us to satisfy legal requirements such as applicable anti-money laundering reviews and know-your-customer requirements.

•

On an ongoing basis, in the normal course of servicing your account, Eaton Vance may share your information with unaffiliated third parties that perform various services for Eaton Vance and/or your account. These third parties include transfer agents, custodians, broker/dealers and our professional advisers, including auditors, accountants, and legal counsel. Eaton Vance may additionally share your personal information with our affiliates.

•	We believe our Privacy Program is reasonably designed to protect the confidentiality of your personal information and to prevent unauthorized access to that information.

•

We reserve the right to change our Privacy Program at any time upon proper notification to you. You may want to review our Privacy Program periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of protecting your personal information applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, and Calvert Funds. This Privacy Notice supersedes all previously issued privacy disclosures. For more information about our Privacy Program or about how your personal information may be used, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

33

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Investment Adviser of Tax-Managed Multi-Cap Growth Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Administrator of Eaton Vance Tax-Managed Multi-Cap Growth Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*

FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

824    10.31.20

Eaton Vance

Tax-Managed Small-Cap Fund

Annual Report

October 31, 2020

Important Note. Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (eatonvance.com/funddocuments), and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you are a direct investor, you may elect to receive shareholder reports and other communications from the Fund electronically by signing up for e-Delivery at eatonvance.com/edelivery. If you own your shares through a financial intermediary (such as a broker-dealer or bank), you must contact your financial intermediary to sign up.

You may elect to receive all future Fund shareholder reports in paper free of charge. If you are a direct investor, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-262-1122. If you own these shares through a financial intermediary, you must contact your financial intermediary or follow instructions included with this disclosure, if applicable, to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Eaton Vance funds held directly or to all funds held through your financial intermediary, as applicable.

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The investment adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator. The adviser is also registered as a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2020

Eaton Vance

Tax-Managed Small-Cap Fund

Eaton Vance

Tax-Managed Small-Cap Fund

October 31, 2020

Management’s Discussion of Fund Performance1

Economic and Market Conditions

The 12-month period that began November 1, 2019, included some of the best and worst U.S. equity performances in over a decade.

The period began with stocks rallying in the closing months of 2019, supported by better-than-expected U.S. employment reports, cautious optimism about a détente in U.S.-China trade relations, and interest-rate reductions by the U.S. Federal Reserve (the Fed).

In January 2020, however, news of the novel coronavirus outbreak in China began to raise investor concerns. As the virus turned into a global pandemic in February and March, it ended the longest-ever U.S. economic expansion and triggered a global economic slowdown. Economic activity declined dramatically and equity markets, along with credit markets, plunged in value amid unprecedented volatility.

In response, the Fed announced two emergency rate cuts in March 2020 — lowering the federal funds rate to 0.00%-0.25% — along with other measures designed to shore up equity and credit markets. At its July meeting, the Fed provided additional reassurances that it would use all the tools at its disposal to support the U.S. economy.

These moves helped calm the markets and initiated a new equity rally that began in April and lasted through most of the summer. As consumers started to emerge from coronavirus lockdowns and factories gradually resumed production, stock prices reflected investor optimism. In the second quarter of 2020, U.S. stocks reported their best quarterly returns since 1998 — on the heels of the worst first quarter for American stocks since the 2007-2008 global financial crisis.

In September 2020, however, the equity rally stalled, as stock prices on Wall Street began to reflect the reality on Main Street. In the final two months of the period, coronavirus cases were on the rise in most U.S. states. Of the 22 million jobs lost in the early months of the pandemic, only about half had returned, and over 20 million Americans were collecting unemployment benefits. Reflecting concerns about the economic outlook for fall and winter, uncertainties related to the presidential election, and the failure of Congress to pass additional financial relief for struggling businesses and laid-off workers, most U.S. stock indexes reported negative returns in September and October.

For the period as a whole, largely positive equity returns belied the dramatic volatility during the period, but demonstrated the dominance of technology stocks. The S&P 500® Index, a broad measure of U.S. stocks, returned 9.71%; the blue-chip Dow Jones Industrial Average® returned 0.34%; and the technology-laden Nasdaq Composite Index returned 32.84%. Large-cap U.S. stocks, as measured by the S&P 500® Index and Russell 1000® Index, generally outperformed their small-cap counterparts, as measured by the Russell 2000® Index. As a group, growth stocks significantly outpaced value stocks, which were in negative territory in both large- and small-cap categories, as measured by the Russell growth and value indexes.

Fund Performance

For the 12-month period ended October 31, 2020, Eaton Vance Tax-Managed Small-Cap Fund (the Fund) returned -3.09% for Class A shares at net asset value (NAV), underperforming its benchmark, the Russell 2000® Index (the Index), which returned -0.14%.

Security selection detracted from performance relative to the Index during the period. Selections within industrials, information technology, and health care particularly weighed on returns. Selections in materials, consumer staples, and utilities also had a negative impact on relative performance.

While sector allocation overall contributed to relative returns, underweight exposures to the consumer discretionary and real estate sectors hurt relative performance. However, security selections within these two sectors were strong and outweighed the impact of their underweight positions.

The Fund’s underweight exposure to energy, the worst-performing sector within the Index, was particularly beneficial. Lack of exposure to communication services and an underweight exposure to financials further enhanced Fund performance relative to the Index during the period.

Hexcel Corp. (Hexcel), a provider of carbon fiber and other materials for the aerospace industry, was one of the largest individual detractors. Hexcel’s stock price, already hurt by problems with Boeing’s 737 MAX, was further weighed down by the spread of the COVID-19 pandemic and the resulting slowdown in airline travel. Investors also reacted negatively to Hexcel’s proposed merger with Woodward, Inc., a supplier of flight and engine controls to the aerospace industry.

The stock price of Kirby Corp. (Kirby), which transports products and provides services for the oil, petrochemicals, and refined products industries, fell sharply with the advent of COVID-19. The pandemic- driven shutdown of economies worldwide severely reduced demand for Kirby’s transportation business and other services.

NewMarket Corp., a manufacturer of fuel and oil additives, also detracted as demand for energy products fell with the COVID-19- induced slowdown of the U.S. economy. By period-end, the stock was sold from the Fund.

Many of the leading individual contributors during the period were in the health care sector. The stock price of Amedisys, Inc., a home health care and hospice care provider, rose as the spread of COVID-19 drove growth in demand for its services.

Catalent, Inc. (Catalent), another important contributor, is a contract manufacturer of biologics, a class of drugs that includes vaccines and antibodies, and the maker of technologies for drug delivery. Catalent’s stock price advanced strongly with the onset of COVID-19. Catalent’s stock was sold from the Fund by period-end.

Emergent BioSolutions, Inc. (Emergent), a leading supplier of vaccines, antibodies, and other medications, was also a top contributor to returns relative to the Index during the period. Most of the company’s revenues came from long-term government contracts, which made Emergent particularly attractive amid market volatility during the period. The company benefited from the U.S. government’s heavy investment in search of a COVID-19 vaccine.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Tax-Managed Small-Cap Fund

October 31, 2020

Performance2,3

Portfolio Managers J. Griffith Noble, CFA and Michael D. McLean, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years

Class A at NAV	09/25/1997	09/25/1997	–3.09%	7.97%	9.38%
Class A with 5.75% Maximum Sales Charge	—	—	–8.65	6.70	8.73
Class C at NAV	09/29/1997	09/29/1997	–3.86	7.16	8.56
Class C with 1% Maximum Sales Charge	—	—	–4.74	7.16	8.56
Class I at NAV	10/01/2009	09/25/1997	–2.89	8.23	9.65

Russell 2000® Index	—	—	–0.14%	7.26%	9.63%

% After-Tax Returns with Maximum Sales Charge	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years

Class A After Taxes on Distributions	09/25/1997	09/25/1997	–9.77%	4.99%	7.81%
Class A After Taxes on Distributions and Sale of Fund Shares	—	—	–3.83	5.12	7.20
Class C After Taxes on Distributions	09/29/1997	09/29/1997	–6.23	5.10	7.46
Class C After Taxes on Distributions and Sale of Fund Shares	—	—	–1.07	5.46	7.02
Class I After Taxes on Distributions	10/01/2009	09/25/1997	–4.05	6.61	8.77
Class I After Taxes on Distributions and Sale of Fund Shares	—	—	–0.38	6.46	8.06

% Total Annual Operating Expense Ratios[4]			Class A	Class C	Class I

			1.20%	1.95%	0.95%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge

Class C	$10,000	10/31/2010	$22,747	N.A.
Class I	$250,000	10/31/2010	$628,478	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Tax-Managed Small-Cap Fund

October 31, 2020

Fund Profile5

Sector Allocation (% of net assets)6

Top 10 Holdings (% of net assets)6

Terminix Global Holdings, Inc.	2.9%

National Vision Holdings, Inc.	2.6

Valvoline, Inc.	2.6

LHC Group, Inc.	2.5

RealPage, Inc.	2.4

ACI Worldwide, Inc.	2.3

R1 RCM, Inc.	2.3

Haemonetics Corp.	2.2

Mueller Water Products, Inc., Class A	2.2

Altair Engineering, Inc., Class A	2.2

Total	24.2%

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Tax-Managed Small-Cap Fund

October 31, 2020

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Russell 2000® Index is an unmanaged index of 2,000 U.S. small-cap stocks. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares. After-tax returns are calculated using certain assumptions, including using the highest historical individual federal income tax rates, and do not reflect the impact of state/local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or shares held by nontaxable entities. Return After Taxes on Distributions may be the same as Return Before Taxes for the same period because no taxable distributions were made during that period. Return After Taxes on Distributions and Sale of Fund Shares may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares. The Fund’s after-tax returns also may reflect foreign tax credits passed by the Fund to its shareholders.

[4]	Source: Fund prospectus. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]	Fund invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund. References to investments are to the Portfolio’s holdings.

[6]	Excludes cash and cash equivalents.

Fund profile subject to change due to active management.

Additional Information

S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. Dow Jones Industrial Average® is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. S&P Dow Jones Indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® and S&P 500® are registered trademarks of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. Nasdaq Composite Index is a market capitalization-weighted index of all domestic and international securities listed on Nasdaq. Source: Nasdaq, Inc. The information is provided by Nasdaq (with its affiliates, are referred to as the “Corporations”) and Nasdaq’s third party licensors on an “as is” basis and the Corporations make no guarantees and bear no liability of any kind with respect to the information or the Fund. Russell 1000® Index is an unmanaged index of 1,000 U.S. large-cap stocks.

5

Eaton Vance

Tax-Managed Small-Cap Fund

October 31, 2020

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2020 – October 31, 2020).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/20)	Ending Account Value (10/31/20)	Expenses Paid During Period* (5/1/20 – 10/31/20)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,119.10	$6.02	1.13%
Class C	$1,000.00	$1,115.10	$10.05	1.89%
Class I	$1,000.00	$1,120.20	$4.69	0.88%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.50	$5.74	1.13%
Class C	$1,000.00	$1,015.60	$9.58	1.89%
Class I	$1,000.00	$1,020.70	$4.47	0.88%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2020. The Example reflects the expenses of both the Fund and the Portfolio.

6

Eaton Vance

Tax-Managed Small-Cap Fund

October 31, 2020

Statement of Assets and Liabilities

Assets	October 31, 2020

Investment in Tax-Managed Small-Cap Portfolio, at value (identified cost, $85,101,914)	$102,523,197

Receivable for Fund shares sold	39,664

Total assets	$102,562,861

Liabilities

Payable for Fund shares redeemed	$138,995

Payable to affiliates:

Distribution and service fees	20,283

Trustees’ fees	43

Accrued expenses	62,535

Total liabilities	$221,856

Net Assets	$102,341,005

Sources of Net Assets

Paid-in capital	$88,136,862

Distributable earnings	14,204,143

Total	$102,341,005

Class A Shares

Net Assets	$78,430,482

Shares Outstanding	3,199,004

Net Asset Value and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$24.52

Maximum Offering Price Per Share

(100 ÷ 94.25 of net asset value per share)	$26.02

Class C Shares

Net Assets	$3,564,677

Shares Outstanding	187,712

Net Asset Value and Offering Price Per Share*

(net assets ÷ shares of beneficial interest outstanding)	$18.99

Class I Shares

Net Assets	$20,345,846

Shares Outstanding	802,120

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$25.37

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

7	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Small-Cap Fund

October 31, 2020

Statement of Operations

Investment Income	Year Ended October 31, 2020

Dividends allocated from Portfolio	$1,326,993

Expenses allocated from Portfolio	(741,972)

Total investment income from Portfolio	$585,021

Expenses

Distribution and service fees

Class A	$203,281

Class C	44,306

Trustees’ fees and expenses	501

Custodian fee	17,411

Transfer and dividend disbursing agent fees	94,885

Legal and accounting services	28,315

Printing and postage	22,381

Registration fees	48,726

ReFlow liquidity program fees	21,980

Miscellaneous	10,672

Total expenses	$492,458

Net investment income	$92,563

Realized and Unrealized Gain (Loss) from Portfolio

Net realized gain (loss) —

Investment transactions	$1,825,162 (1)

Net realized gain	$1,825,162

Change in unrealized appreciation (depreciation) —

Investments	$(6,245,617)

Net change in unrealized appreciation (depreciation)	$(6,245,617)

Net realized and unrealized loss	$(4,420,455)

Net decrease in net assets from operations	$(4,327,892)

(1)	Includes $4,127,555 of net realized gains from redemptions in-kind.

8	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Small-Cap Fund

October 31, 2020

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2020	2019

From operations —

Net investment income	$92,563	$15,143

Net realized gain	1,825,162 (1)	10,908,442 (2)

Net change in unrealized appreciation (depreciation)	(6,245,617)	2,428,794

Net increase (decrease) in net assets from operations	$(4,327,892)	$13,352,379

Distributions to shareholders —

Class A	$(5,656,659)	$(4,933,122)

Class C	(445,828)	(1,447,870)

Class I	(1,533,412)	(1,619,722)

Total distributions to shareholders	$(7,635,899)	$(8,000,714)

Transactions in shares of beneficial interest —

Proceeds from sale of shares

Class A	$1,467,156	$2,229,832

Class C	330,579	735,916

Class I	14,861,804	15,757,588

Net asset value of shares issued to shareholders in payment of distributions declared

Class A	5,259,032	4,546,014

Class C	398,402	1,383,949

Class I	1,494,977	1,580,873

Cost of shares redeemed

Class A	(9,912,554)	(9,959,332)

Class C	(1,029,409)	(1,787,838)

Class I	(18,355,025)	(18,356,868)

Net asset value of shares converted

Class A	1,083,118	12,109,833

Class C	(1,083,118)	(12,109,833)

Net decrease in net assets from Fund share transactions	$(5,485,038)	$(3,869,866)

Net increase (decrease) in net assets	$(17,448,829)	$1,481,799

Net Assets

At beginning of year	$119,789,834	$118,308,035

At end of year	$102,341,005	$119,789,834

(1)	Includes $4,127,555 of net realized gains from redemptions in-kind.

(2)	Includes $2,988,418 of net realized gains from redemptions in-kind.

9	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Small-Cap Fund

October 31, 2020

Financial Highlights

	Class A

	Year Ended October 31,
	2020	2019	2018	2017	2016

Net asset value — Beginning of year	$26.960	$25.910	$27.390	$23.420	$24.000

Income (Loss) From Operations

Net investment income (loss)(1)	$0.016	$(0.001)	$(0.059)	$(0.050)	$(0.055)

Net realized and unrealized gain (loss)	(0.739)	2.765	1.583	5.494	0.680

Total income (loss) from operations	$(0.723)	$2.764	$1.524	$5.444	$0.625

Less Distributions

From net investment income	$—	$(0.032)	$—	$—	$—

From net realized gain	(1.717)	(1.682)	(3.004)	(1.474)	(1.205)

Total distributions	$(1.717)	$(1.714)	$(3.004)	$(1.474)	$(1.205)

Net asset value — End of year	$24.520	$26.960	$25.910	$27.390	$23.420

Total Return(2)	(3.09)%	12.26%	5.79%	23.96%	2.90%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$78,430	$89,352	$75,199	$76,407	$66,058

Ratios (as a percentage of average daily net assets):(3)

Expenses	1.17%	1.20%	1.17%	1.19%	1.22%

Net investment income (loss)	0.06%	(0.01)%	(0.22)%	(0.19)%	(0.24)%

Portfolio Turnover of the Portfolio	44%	51%	51%	70%	66%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

10	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Small-Cap Fund

October 31, 2020

Financial Highlights — continued

	Class C

	Year Ended October 31,
	2020	2019	2018	2017	2016

Net asset value — Beginning of year	$21.410	$21.070	$22.970	$19.990	$20.820

Income (Loss) From Operations

Net investment loss(1)	$(0.126)	$(0.111)	$(0.212)	$(0.202)	$(0.192)

Net realized and unrealized gain (loss)	(0.577)	2.133	1.316	4.656	0.567

Total income (loss) from operations	$(0.703)	$2.022	$1.104	$4.454	$0.375

Less Distributions

From net realized gain	$(1.717)	$(1.682)	$(3.004)	$(1.474)	$(1.205)

Total distributions	$(1.717)	$(1.682)	$(3.004)	$(1.474)	$(1.205)

Net asset value — End of year	$18.990	$21.410	$21.070	$22.970	$19.990

Total Return(2)	(3.86)%	11.45%	4.99%	23.07%	2.09%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$3,565	$5,675	$18,482	$21,002	$20,326

Ratios (as a percentage of average daily net assets):(3)

Expenses	1.92%	1.95%	1.92%	1.94%	1.97%

Net investment loss	(0.66)%	(0.55)%	(0.96)%	(0.94)%	(0.99)%

Portfolio Turnover of the Portfolio	44%	51%	51%	70%	66%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

11	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Small-Cap Fund

October 31, 2020

Financial Highlights — continued

	Class I

	Year Ended October 31,
	2020	2019	2018	2017	2016

Net asset value — Beginning of year	$27.770	$26.650	$28.020	$23.870	$24.380

Income (Loss) From Operations

Net investment income(1)	$0.081	$0.071	$0.007	$0.007	$0.001

Net realized and unrealized gain (loss)	(0.764)	2.833	1.627	5.617	0.694

Total income (loss) from operations	$(0.683)	$2.904	$1.634	$5.624	$0.695

Less Distributions

From net investment income	$—	$(0.102)	$—	$—	$—

From net realized gain	(1.717)	(1.682)	(3.004)	(1.474)	(1.205)

Total distributions	$(1.717)	$(1.784)	$(3.004)	$(1.474)	$(1.205)

Net asset value — End of year	$25.370	$27.770	$26.650	$28.020	$23.870

Total Return(2)	(2.89)%	12.52%	6.07%	24.28%	3.14%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$20,346	$24,763	$24,628	$20,565	$13,210

Ratios (as a percentage of average daily net assets):(3)

Expenses	0.92%	0.95%	0.92%	0.94%	0.97%

Net investment income	0.32%	0.27%	0.02%	0.03%	0.00	%(4)

Portfolio Turnover of the Portfolio	44%	51%	51%	70%	66%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)	Amount is less than 0.005%.

12	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Small-Cap Fund

October 31, 2020

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Tax-Managed Small-Cap Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Effective January 25, 2019, Class C shares generally automatically convert to Class A shares ten years after their purchase and, effective November 5, 2020, automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Tax-Managed Small-Cap Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (66.0% at October 31, 2020). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of October 31, 2020, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

G  Other — Investment transactions are accounted for on a trade date basis.

2  Distributions to Shareholders and Income Tax Information

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in

13

Eaton Vance

Tax-Managed Small-Cap Fund

October 31, 2020

Notes to Financial Statements — continued

excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2020 and October 31, 2019 was as follows:

	Year Ended October 31,
	2020	2019

Ordinary income	$—	$184,851

Long-term capital gains	$7,635,899	$7,815,863

During the year ended October 31, 2020, distributable earnings was decreased by $6,032,164 and paid-in capital was increased by $6,032,164 due to differences between book and tax accounting, primarily for net operating losses and redemptions in-kind. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2020, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Deferred capital losses	$(2,387,422)

Net unrealized appreciation	$16,591,565

At October 31, 2020, the Fund, for federal income tax purposes, had deferred capital losses of $2,387,422 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at October 31, 2020, $2,387,422 are short-term.

3  Transactions with Affiliates

Eaton Vance Management (EVM), a wholly-owned subsidiary of Eaton Vance Corp., serves as the administrator to the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2020, EVM earned $9,915 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $1,506 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2020. EVD also received distribution and service fees from Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2020 amounted to $203,281 for Class A shares.

The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2020, the Fund paid or accrued to EVD $33,229 for Class C shares.

Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2020 amounted to $11,077 for Class C shares.

14

Eaton Vance

Tax-Managed Small-Cap Fund

October 31, 2020

Notes to Financial Statements — continued

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within 12 months of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended October 31, 2020, the Fund was informed that EVD received approximately $700 of CDSCs paid by Class C shareholders and no CDSCs paid by Class A shareholders.

6  Investment Transactions

For the year ended October 31, 2020, increases and decreases in the Fund’s investment in the Portfolio aggregated $625,861 and $14,299,886, respectively. Decreases in the Fund’s investment in the Portfolio include distributions of securities as the result of redemptions in-kind of $10,505,916.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Sales and redemptions of Class I shares include shares purchased and redeemed in connection with the ReFlow liquidity program, a program designed to provide an alternative liquidity source for mutual funds experiencing net redemptions of their shares. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2020	2019

Sales	60,552	89,012

Issued to shareholders electing to receive payments of distributions in Fund shares	200,573	209,108

Redemptions	(421,842)	(395,045)

Converted from Class C shares	45,546	508,727

Net increase (decrease)	(115,171)	411,802

	Year Ended October 31,
Class C	2020	2019

Sales	16,649	35,920

Issued to shareholders electing to receive payments of distributions in Fund shares	19,482	79,675

Redemptions	(54,995)	(90,395)

Converted to Class A shares	(58,506)	(637,276)

Net decrease	(77,370)	(612,076)

	Year Ended October 31,
Class I	2020	2019

Sales	618,303	611,924

Issued to shareholders electing to receive payments of distributions in Fund shares	55,226	70,732

Redemptions	(763,036)	(715,188)

Net decrease	(89,507)	(32,532)

15

Eaton Vance

Tax-Managed Small-Cap Fund

October 31, 2020

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Tax-Managed Small-Cap Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Managed Small-Cap Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), as of October 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 18, 2020

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

16

Eaton Vance

Tax-Managed Small-Cap Fund

October 31, 2020

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2021 will show the tax status of all distributions paid to your account in calendar year 2020. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

17

Tax-Managed Small-Cap Portfolio

October 31, 2020

Portfolio of Investments

Common Stocks — 100.0%
Security	Shares	Value

Aerospace & Defense — 2.5%

Hexcel Corp.	34,968	$1,170,729

Mercury Systems, Inc.(1)	38,993	2,685,838

		$3,856,567

Auto Components — 3.7%

Dana, Inc.	154,542	$2,162,043

Dorman Products, Inc.(1)	21,083	1,882,079

Visteon Corp.(1)	19,981	1,791,297

		$5,835,419

Banks — 9.2%

Commerce Bancshares, Inc.	25,281	$1,573,742

Community Bank System, Inc.	33,979	1,970,442

First Citizens BancShares, Inc., Class A	3,892	1,800,828

Glacier Bancorp, Inc.	62,427	2,234,887

Independent Bank Corp.	26,690	1,529,070

South State Corp.	36,328	2,230,539

Stock Yards Bancorp, Inc.	41,630	1,591,099

Westamerica BanCorp.	25,454	1,333,026

		$14,263,633

Biotechnology — 2.4%

Emergent BioSolutions, Inc.(1)	25,353	$2,281,009

Ligand Pharmaceuticals, Inc.(1)	17,353	1,430,755

		$3,711,764

Building Products — 2.6%

AZEK Co., Inc. (The)(1)	69,626	$2,328,293

CSW Industrials, Inc.	18,749	1,603,602

Trex Co., Inc.(1)	1,705	118,566

		$4,050,461

Capital Markets — 0.9%

Cohen & Steers, Inc.	26,215	$1,476,167

		$1,476,167

Chemicals — 4.3%

Balchem Corp.	26,408	$2,639,479

Valvoline, Inc.	207,549	4,082,489

		$6,721,968

Security	Shares	Value

Commercial Services & Supplies — 1.6%

Herman Miller, Inc.	44,865	$1,367,036

Kimball International, Inc., Class B	34,859	359,048

UniFirst Corp.	4,252	696,520

		$2,422,604

Diversified Consumer Services — 2.9%

Terminix Global Holdings, Inc.(1)	97,332	$4,583,364

		$4,583,364

Electric Utilities — 1.1%

ALLETE, Inc.	32,033	$1,652,262

		$1,652,262

Equity Real Estate Investment Trusts (REITs) — 8.4%

CubeSmart	89,577	$3,039,348

EastGroup Properties, Inc.	21,711	2,889,300

Healthcare Realty Trust, Inc.	84,552	2,350,545

Rexford Industrial Realty, Inc.	54,430	2,528,818

STORE Capital Corp.	85,006	2,184,654

		$12,992,665

Food & Staples Retailing — 0.9%

Performance Food Group Co.(1)	41,912	$1,408,662

		$1,408,662

Food Products — 3.5%

Flowers Foods, Inc.	61,948	$1,460,734

Lancaster Colony Corp.	5,860	973,580

Nomad Foods, Ltd.(1)	121,448	2,945,114

		$5,379,428

Gas Utilities — 1.7%

ONE Gas, Inc.	38,222	$2,638,847

		$2,638,847

Health Care Equipment & Supplies — 6.9%

Envista Holdings Corp.(1)	50,998	$1,347,367

Haemonetics Corp.(1)	34,476	3,485,179

ICU Medical, Inc.(1)	16,749	2,977,805

Integra LifeSciences Holdings Corp.(1)	46,649	2,057,221

Tandem Diabetes Care, Inc.(1)	8,152	888,568

		$10,756,140

18	See Notes to Financial Statements.

Tax-Managed Small-Cap Portfolio

October 31, 2020

Portfolio of Investments — continued

Security	Shares	Value

Health Care Providers & Services — 7.9%

Addus HomeCare Corp.(1)	25,547	$2,492,621

Amedisys, Inc.(1)	16	4,144

Chemed Corp.	4,976	2,380,120

LHC Group, Inc.(1)	17,794	3,853,291

R1 RCM, Inc.(1)	195,743	3,507,714

		$12,237,890

Health Care Technology — 1.1%

Phreesia, Inc.(1)	46,637	$1,724,170

		$1,724,170

Hotels, Restaurants & Leisure — 0.4%

Choice Hotels International, Inc.	7,009	$612,236

		$612,236

Household Durables — 0.7%

Tempur Sealy International, Inc.(1)	11,656	$1,037,384

		$1,037,384

Insurance — 4.1%

AMERISAFE, Inc.	24,670	$1,455,037

First American Financial Corp.	24,339	1,085,276

Horace Mann Educators Corp.	2,100	71,211

RLI Corp.	19,589	1,698,366

Selective Insurance Group, Inc.	38,694	2,014,410

		$6,324,300

IT Services — 2.4%

Euronet Worldwide, Inc.(1)	6,673	$592,829

NIC, Inc.	140,945	3,159,987

		$3,752,816

Leisure Products — 2.1%

Brunswick Corp.	39,849	$2,538,780

Polaris, Inc.	7,405	672,818

		$3,211,598

Machinery — 4.8%

Middleby Corp.(1)	16,679	$1,660,228

Mueller Water Products, Inc., Class A	332,119	3,440,753

RBC Bearings, Inc.(1)	8,909	1,060,616

Woodward, Inc.	16,997	1,352,111

		$7,513,708

Security	Shares	Value

Marine — 0.7%

Kirby Corp.(1)	30,083	$1,157,895

		$1,157,895

Professional Services — 1.6%

CBIZ, Inc.(1)	112,006	$2,539,176

		$2,539,176

Road & Rail — 1.9%

Landstar System, Inc.	23,324	$2,908,503

		$2,908,503

Semiconductors & Semiconductor Equipment — 1.7%

Ambarella, Inc.(1)	20,485	$1,119,915

Silicon Laboratories, Inc.(1)	14,394	1,474,809

		$2,594,724

Software — 10.4%

ACI Worldwide, Inc.(1)	123,229	$3,594,590

Altair Engineering, Inc., Class A(1)	79,915	3,438,743

CDK Global, Inc.	52,288	2,253,613

Envestnet, Inc.(1)	41,764	3,204,969

RealPage, Inc.(1)	66,409	3,698,317

		$16,190,232

Specialty Retail — 4.6%

Asbury Automotive Group, Inc.(1)	7,891	$812,615

Lithia Motors, Inc., Class A	9,750	2,238,308

National Vision Holdings, Inc.(1)	102,016	4,114,305

		$7,165,228

Textiles, Apparel & Luxury Goods — 0.9%

Columbia Sportswear Co.	7,925	$591,126

Deckers Outdoor Corp.(1)	3,416	865,512

		$1,456,638

Trading Companies & Distributors — 1.0%

Applied Industrial Technologies, Inc.	26,213	$1,600,304

		$1,600,304

Water Utilities — 1.1%

Middlesex Water Co.	25,733	$1,650,515

		$1,650,515

Total Common Stocks (identified cost $124,176,345)		$155,427,268

19	See Notes to Financial Statements.

Tax-Managed Small-Cap Portfolio

October 31, 2020

Portfolio of Investments — continued

Short-Term Investments — 0.1%
Description	Units	Value

Eaton Vance Cash Reserves Fund, LLC, 0.12%(2)	92,958	$92,958

Total Short-Term Investments (identified cost $92,958)		$92,958

Total Investments — 100.1% (identified cost $124,269,303)		$155,520,226

Other Assets, Less Liabilities — (0.1)%		$(91,149)

Net Assets — 100.0%		$155,429,077

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	Non-income producing security.

(2)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2020.

20	See Notes to Financial Statements.

Tax-Managed Small-Cap Portfolio

October 31, 2020

Statement of Assets and Liabilities

Assets	October 31, 2020

Unaffiliated investments, at value (identified cost, $124,176,345)	$155,427,268

Affiliated investment, at value (identified cost, $92,958)	92,958

Dividends receivable	12,967

Dividends receivable from affiliated investment	58

Receivable for investments sold	1,509,863

Tax reclaims receivable	2,071

Total assets	$157,045,185

Liabilities

Demand note payable	$100,000

Payable for investments purchased	1,386,535

Payable to affiliates:

Investment adviser fee	84,770

Trustees’ fees	735

Accrued expenses	44,068

Total liabilities	$1,616,108

Net Assets applicable to investors’ interest in Portfolio	$155,429,077

21	See Notes to Financial Statements.

Tax-Managed Small-Cap Portfolio

October 31, 2020

Statement of Operations

Investment Income	Year Ended October 31, 2020

Dividends	$1,981,478

Dividends from affiliated investment	9,553

Total investment income	$1,991,031

Expenses

Investment adviser fee	$1,010,702

Trustees’ fees and expenses	9,056

Custodian fee	47,640

Legal and accounting services	40,444

Miscellaneous	7,080

Total expenses	$1,114,922

Net investment income	$876,109

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —

Investment transactions	$2,728,368 (1)

Investment transactions — affiliated investment	699

Net realized gain	$2,729,067

Change in unrealized appreciation (depreciation) —

Investments	$(9,459,536)

Investments — affiliated investment	(114)

Net change in unrealized appreciation (depreciation)	$(9,459,650)

Net realized and unrealized loss	$(6,730,583)

Net decrease in net assets from operations	$(5,854,474)

(1)	Includes $6,213,549 of net realized gains from redemptions in-kind.

22	See Notes to Financial Statements.

Tax-Managed Small-Cap Portfolio

October 31, 2020

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2020	2019

From operations —

Net investment income	$876,109	$894,902

Net realized gain	2,729,067 (1)	15,999,352 (2)

Net change in unrealized appreciation (depreciation)	(9,459,650)	3,626,131

Net increase (decrease) in net assets from operations	$(5,854,474)	$20,520,385

Capital transactions —

Contributions	$3,232,891	$3,984,197

Withdrawals	(20,449,236)	(18,328,553)

Net decrease in net assets from capital transactions	$(17,216,345)	$(14,344,356)

Net increase (decrease) in net assets	$(23,070,819)	$6,176,029

Net Assets

At beginning of year	$178,499,896	$172,323,867

At end of year	$155,429,077	$178,499,896

(1)	Includes $6,213,549 of net realized gains from redemptions in-kind.

(2)	Includes $4,396,805 of net realized gains from redemptions in-kind.

23	See Notes to Financial Statements.

Tax-Managed Small-Cap Portfolio

October 31, 2020

Financial Highlights

	Year Ended October 31,
Ratios/Supplemental Data	2020	2019	2018	2017	2016

Ratios (as a percentage of average daily net assets):

Expenses	0.69%	0.69%	0.69%	0.70%	0.70%

Net investment income	0.54%	0.51%	0.26%	0.30%	0.27%

Portfolio Turnover	44%	51%	51%	70%	66%

Total Return	(2.63)%	12.82%	6.30%	24.56%	3.43%

Net assets, end of year (000’s omitted)	$155,429	$178,500	$172,324	$170,770	$146,746

24	See Notes to Financial Statements.

Tax-Managed Small-Cap Portfolio

October 31, 2020

Notes to Financial Statements

1  Significant Accounting Policies

Tax-Managed Small-Cap Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to achieve long-term, after-tax returns by investing in a diversified portfolio of publicly-traded equity securities of small-cap companies. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2020, Eaton Vance Tax-Managed Small-Cap Fund and Eaton Vance Tax-Managed Equity Asset Allocation Fund held an interest of 66.0% and 34.0%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices.

Affiliated Fund. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. Distributions from investment companies are recorded as dividend income, capital gains or return of capital based on the nature of the distribution.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.

As of October 31, 2020, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

25

Tax-Managed Small-Cap Portfolio

October 31, 2020

Notes to Financial Statements — continued

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM and an indirect subsidary of Eaton Vance Corp., as compensation for investment advisory services rendered to the Portfolio. The fee is computed at an annual rate of 0.625% of the Portfolio’s average daily net assets up to $500 million and is payable monthly. On net assets of $500 million and over, the annual fee is reduced. For the year ended October 31, 2020, the Portfolio’s investment adviser fee amounted to $1,010,702 or 0.625% of the Portfolio’s average daily net assets. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2020, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and in-kind transactions, aggregated $71,244,458 and $74,550,031, respectively, for the year ended October 31, 2020. In-kind sales for the year ended October 31, 2020 aggregated $10,505,916.

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at October 31, 2020, as determined on a federal income tax basis, were as follows:

Aggregate cost	$124,640,832

Gross unrealized appreciation	$34,931,781

Gross unrealized depreciation	(4,052,387)

Net unrealized appreciation	$30,879,394

5  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in an $800 million unsecured line of credit agreement with a group of banks, which is in effect through October 26, 2021. Borrowings are made by the Portfolio solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2020, an upfront fee and arrangement fee totaling $950,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. At October 31, 2020, the Portfolio had a balance outstanding pursuant to this line of credit of $100,000, at an interest rate of 1.34%. Based on the short-term nature of the borrowings under the line of credit and variable interest rate, the carrying value of the borrowings approximated its fair value at October 31, 2020. If measured at fair value, borrowings under the line of credit would have been considered as Level 2 in the fair value hierarchy (see Note 7) at October 31, 2020. The Portfolio’s average borrowings or allocated fees during the year ended October 31, 2020 were not significant.

6  Investments in Affiliated Funds

At October 31, 2020, the value of the Portfolio’s investment in affiliated funds was $92,958, which represents 0.1% of the Portfolio’s net assets. Transactions in affiliated funds by the Portfolio for the year ended October 31, 2020 were as follows:

Name of affiliated fund	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units, end of period

Short-Term Investments

Eaton Vance Cash Reserves Fund, LLC	$2,264,271	$25,212,332	$(27,384,230)	$699	$(114)	$92,958	$9,553	92,958

26

Tax-Managed Small-Cap Portfolio

October 31, 2020

Notes to Financial Statements — continued

7  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2020, the hierarchy of inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

Asset Description	Level 1		Level 2	Level 3	Total

Common Stocks	$155,427,268	*	$—	$—	$155,427,268

Short-Term Investments	—		92,958	—	92,958

Total Investments	$155,427,268		$92,958	$—	$155,520,226

*	The level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

8  Risks and Uncertainties

Pandemic Risk

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in December 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, the economies of individual countries, individual companies, and the market in general, and may continue to do so in significant and unforeseen ways, as may other epidemics and pandemics that may arise in the future. Any such impact could adversely affect the Portfolio’s performance, or the performance of the securities in which the Portfolio invests.

9  Additional Information

On October 8, 2020, Morgan Stanley and Eaton Vance Corp. (“Eaton Vance”) announced that they had entered into a definitive agreement under which Morgan Stanley would acquire Eaton Vance. Under the Investment Company Act of 1940, as amended, consummation of this transaction may be deemed to result in the automatic termination of an Eaton Vance Fund’s investment advisory agreement, and, where applicable, any related sub-advisory agreement. On November 24, 2020, the Portfolio’s Board approved a new investment advisory agreement. The new investment advisory agreement will be presented to Portfolio interest holders for approval, and, if approved, would take effect upon consummation of the transaction. A special joint meeting of Portfolio interest holders will be held on February 18, 2021, at which the proposed investment advisory agreement for the Portfolio will be submitted for approval.

27

Tax-Managed Small-Cap Portfolio

October 31, 2020

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Tax-Managed Small-Cap Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Tax-Managed Small-Cap Portfolio (the “Portfolio”), including the portfolio of investments, as of October 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of October 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 18, 2020

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

28

Eaton Vance

Tax-Managed Small-Cap Fund

October 31, 2020

Liquidity Risk Management Program

The Fund has implemented a written liquidity risk management program (Program) and related procedures to manage its liquidity in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (Liquidity Rule). The Liquidity Rule defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Fund’s Board of Trustees/Directors has designated the investment adviser to serve as the administrator of the Program and the related procedures. The administrator has established a Liquidity Risk Management Oversight Committee (Committee) to perform the functions necessary to administer the Program. As part of the Program, the administrator is responsible for identifying illiquid investments and categorizing the relative liquidity of the Fund’s investments in accordance with the Liquidity Rule. Under the Program, the administrator assesses, manages, and periodically reviews the Fund’s liquidity risk, and is responsible for making certain reports to the Fund’s Board of Trustees/Directors and the Securities and Exchange Commission (SEC) regarding the liquidity of the Fund’s investments, and to notify the Board of Trustees/Directors and the SEC of certain liquidity events specified in the Liquidity Rule. The liquidity of the Fund’s portfolio investments is determined based on a number of factors including, but not limited to, relevant market, trading and investment-specific considerations under the Program.

At a meeting of the Fund’s Board of Trustees/Directors, the Committee provided a written report to the Fund’s Board of Trustees/Directors pertaining to the operation, adequacy, and effectiveness of implementation of the Program, as well as the operation of the highly liquid investment minimum (if applicable) for the period December 1, 2018 through December 31, 2019 (Review Period). The Program operated effectively during the Review Period, supporting the administrator’s ability to assess, manage and monitor Fund liquidity risk, including during periods of market volatility and net redemptions. During the Review Period, the Fund met redemption requests on a timely basis.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

29

Eaton Vance

Tax-Managed Small-Cap Fund

October 31, 2020

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Tax-Managed Small-Cap Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 143 portfolios (with the exception of Messrs. Faust and Wennerholm and Ms. Frost who oversee 142 portfolios) in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Trust/Portfolio Position(s)	Trustee Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 142 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolio.

Other Directorships in the Last Five Years. Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Other Directorships in the Last Five Years. None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Other Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Other Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Other Directorships in the Last Five Years. Director of DraftKings, Inc. (digital sports entertainment and gaming company) (since September 2020). Director of Groupon, Inc. (e-commerce provider) (since April 2020). Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Formerly, Director of Dynex Capital, Inc. (mortgage REIT) (2013-2020).

30

Eaton Vance

Tax-Managed Small-Cap Fund

October 31, 2020

Management and Organization — continued

Name and Year of Birth	Trust/Portfolio Position(s)	Trustee Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson) and 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Other Directorships in the Last Five Years. None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Other Directorships in the Last Five Years. None.

Keith Quinton 1958	Trustee	2018

Private investor, researcher and lecturer. Independent Investment Committee Member at New Hampshire Retirement System (since 2017). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Other Directorships in the Last Five Years. Director (since 2016) and Chairman (since 2019) of New Hampshire Municipal Bond Bank.

Marcus L. Smith 1966	Trustee	2018

Private investor. Member of Posse Boston Advisory Board (foundation) (since 2015). Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Other Directorships in the Last Five Years. Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Director of Ascot Group Limited and certain of its subsidiaries (insurance and reinsurance) (since 2018). Formerly, Director of Hagerty Holding Corp. (insurance and reinsurance) (2015-2018). Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Other Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Scott E. Wennerholm 1959	Trustee	2016

Private Investor. Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Other Directorships in the Last Five Years. None.

Name and Year of Birth	Trust/Portfolio Position(s)	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees

Eric A. Stein 1980	President of the Trust	2020	Vice President and Chief Investment Officer, Fixed Income of EVM and BMR. Prior to November 1, 2020, Mr. Stein was a co-Director of Eaton Vance’s Global Income Investments. Also Vice President of Calvert Research and Management (“CRM”).

Edward J. Perkin 1972	President of the Portfolio	2014	Vice President and Chief Equity Investment Officer of EVM and BMR. Also Vice President of CRM.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of CRM.

31

Eaton Vance

Tax-Managed Small-Cap Fund

October 31, 2020

Management and Organization — continued

Name and Year of Birth	Trust/Portfolio Position(s)	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees (continued)

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

32

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each entity listed below has adopted a privacy policy and procedures (“Privacy Program”) Eaton Vance believes is reasonably designed to protect your personal information and to govern when and with whom Eaton Vance may share your personal information.

•

At the time of opening an account, Eaton Vance generally requires you to provide us with certain information such as name, address, social security number, tax status, account numbers, and account balances. This information is necessary for us to both open an account for you and to allow us to satisfy legal requirements such as applicable anti-money laundering reviews and know-your-customer requirements.

•

On an ongoing basis, in the normal course of servicing your account, Eaton Vance may share your information with unaffiliated third parties that perform various services for Eaton Vance and/or your account. These third parties include transfer agents, custodians, broker/dealers and our professional advisers, including auditors, accountants, and legal counsel. Eaton Vance may additionally share your personal information with our affiliates.

•	We believe our Privacy Program is reasonably designed to protect the confidentiality of your personal information and to prevent unauthorized access to that information.

•

We reserve the right to change our Privacy Program at any time upon proper notification to you. You may want to review our Privacy Program periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of protecting your personal information applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, and Calvert Funds. This Privacy Notice supersedes all previously issued privacy disclosures. For more information about our Privacy Program or about how your personal information may be used, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

33

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Investment Adviser of Tax-Managed Small-Cap Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Administrator of Eaton Vance Tax-Managed Small-Cap Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*

FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

130    10.31.20

Eaton Vance

Tax-Managed Value Fund

Annual Report

October 31, 2020

Important Note. Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (eatonvance.com/funddocuments), and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you are a direct investor, you may elect to receive shareholder reports and other communications from the Fund electronically by signing up for e-Delivery at eatonvance.com/edelivery. If you own your shares through a financial intermediary (such as a broker-dealer or bank), you must contact your financial intermediary to sign up.

You may elect to receive all future Fund shareholder reports in paper free of charge. If you are a direct investor, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-262-1122. If you own these shares through a financial intermediary, you must contact your financial intermediary or follow instructions included with this disclosure, if applicable, to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Eaton Vance funds held directly or to all funds held through your financial intermediary, as applicable.

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The investment adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator. The adviser is also registered as a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2020

Eaton Vance

Tax-Managed Value Fund

Eaton Vance

Tax-Managed Value Fund

October 31, 2020

Management’s Discussion of Fund Performance1

Economic and Market Conditions

The 12-month period that began November 1, 2019, included some of the best and worst U.S. equity performances in over a decade.

The period began with stocks rallying in the closing months of 2019, supported by better-than-expected U.S. employment reports, cautious optimism about a détente in U.S.-China trade relations, and interest-rate reductions by the U.S. Federal Reserve (the Fed).

In January 2020, however, news of the novel coronavirus outbreak in China began to raise investor concerns. As the virus turned into a global pandemic in February and March, it ended the longest-ever U.S. economic expansion and triggered a global economic slowdown. Economic activity declined dramatically and equity markets, along with credit markets, plunged in value amid unprecedented volatility.

In response, the Fed announced two emergency rate cuts in March 2020 — lowering the federal funds rate to 0.00%- 0.25% — along with other measures designed to shore up equity and credit markets. At its July meeting, the Fed provided additional reassurances that it would use all the tools at its disposal to support the U.S. economy.

These moves helped calm the markets and initiated a new equity rally that began in April and lasted through most of the summer. As consumers started to emerge from coronavirus lockdowns and factories gradually resumed production, stock prices reflected investor optimism. In the second quarter of 2020, U.S. stocks reported their best quarterly returns since 1998 — on the heels of the worst first quarter for American stocks since the 2007-2008 global financial crisis.

In September 2020, however, the equity rally stalled, as stock prices on Wall Street began to reflect the reality on Main Street. In the final two months of the period, coronavirus cases were on the rise in most U.S. states. Of the 22 million jobs lost in the early months of the pandemic, only about half had returned, and over 20 million Americans were collecting unemployment benefits. Reflecting concerns about the economic outlook for fall and winter, uncertainties related to the presidential election, and the failure of Congress to pass additional financial relief for struggling businesses and laid-off workers, most U.S. stock indexes reported negative returns in September and October.

For the period as a whole, largely positive equity returns belied the dramatic volatility during the period, but demonstrated the dominance of technology stocks. The S&P 500® Index, a broad measure of U.S. stocks, returned 9.71%; the blue-chip Dow Jones Industrial Average® returned 0.34%; and the technology-laden Nasdaq Composite Index returned 32.84%. Large-cap U.S. stocks, as measured by the S&P 500® Index and Russell 1000® Index, generally outperformed their small-cap counterparts, as measured by the Russell 2000® Index. As a group, growth stocks significantly outpaced value stocks, which were in negative territory in both large- and small-cap categories, as measured by the Russell growth and value indexes.

Fund Performance

For the 12-month period ended October 31, 2020, Eaton Vance Tax-Managed Value Fund (the Fund) returned -4.66% for Class A shares at net asset value (NAV), outperforming its benchmark, the Russell 1000® Value Index (the Index), which returned -7.57%.

Stock selections in the information technology (IT), consumer discretionary and utilities sectors contributed to Fund performance versus the Index. Within IT, the Fund’s out-of-Index position in computer and cell phone hardware and services firm Apple, Inc. (Apple) contributed to performance relative to the Index. Heading into 2020, there was concern that market saturation might leave little room for strong Apple hardware sales to continue. Apple’s stock price rose, however, as hardware sales proved sustainable during the pandemic and as Apple TV and other services delivered increased revenue from consumers spending more time at home.

Elsewhere in IT, the Fund’s out-of-Index position in QUALCOMM, Inc. (QUALCOMM), which produces and licenses chip technology for mobile devices, rose in value as Apple and other firms introduced 5G cell phones using QUALCOMM technology. The favorable resolution of an antitrust suit before the Federal Communications Commission was an additional tailwind for QUALCOMM’s stock during the period.

In the consumer discretionary sector, the Fund’s out-of-Index position in athletic clothing retailer Lululemon Athletica, Inc. (Lululemon) contributed to performance relative to the Index. The stock’s price rose in value following a business turnaround strategy put into place by Lululemon’s management team before the pandemic, which included a greater online presence. The internal change positioned the firm to benefit strongly from rising sales of casual and exercise clothing catering to consumers increasingly working and exercising from home.

In the utilities sector, an overweight position in NextEra Energy, Inc. (NextEra) helped returns relative to the Index. NextEra’s stock price rose during the period as it reported steady revenue streams and profit growth from renewable energy production, both wind and solar, and from its subsidiary, Florida Power & Light Co.

In contrast, detractors from Fund performance relative to the Index included security selections and an underweight position in the industrials sector, security selections in the financials sector, and an underweight position in the materials sector. In the industrials sector, the Fund’s positions in Hexcel Corp., which makes carbon fiber material used in jetliner wings and fuselages, and aerospace firm Boeing Co. (Boeing) hurt performance relative to the Index. Both stocks declined in value as airlines canceled or delayed jetliner orders after air travel worldwide ground to a near-halt during the pandemic. By period-end, Boeing had been sold from the Fund.

An overweight Fund position in diversified financial services firm Wells Fargo & Co. (Wells Fargo) detracted from results versus the Index. Like much of the financials sector, Wells Fargo’s stock price was negatively impacted by falling interest rates during the pandemic, which lowered profits on lending, and increased concerns about worsening corporate and consumer credit trends. In addition, Wells Fargo’s new management team continued to struggle to turn the business around after legal issues surfaced under the previous administration.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Tax-Managed Value Fund

October 31, 2020

Performance2,3

Portfolio Managers Edward J. Perkin, CFA, Aaron S. Dunn, CFA and Brad Galko, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years

Class A at NAV	12/27/1999	12/27/1999	–4.66%	6.80%	9.17%
Class A with 5.75% Maximum Sales Charge	—	—	–10.13	5.55	8.53
Class C at NAV	01/24/2000	01/24/2000	–5.38	6.00	8.35
Class C with 1% Maximum Sales Charge	—	—	–6.32	6.00	8.35
Class I at NAV	11/30/2007	12/27/1999	–4.42	7.06	9.44

Russell 1000® Value Index	—	—	–7.57%	5.82%	9.47%

% After-Tax Returns with Maximum Sales Charge	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years

Class A After Taxes on Distributions	12/27/1999	12/27/1999	–10.34%	4.93%	7.81%
Class A After Taxes on Distributions and Sale of Fund Shares	—	—	–5.76	4.35	7.00
Class C After Taxes on Distributions	01/24/2000	01/24/2000	–6.34	5.55	7.78
Class C After Taxes on Distributions and Sale of Fund Shares	—	—	–3.73	4.77	6.89
Class I After Taxes on Distributions	11/30/2007	12/27/1999	–4.69	6.37	8.65
Class I After Taxes on Distributions and Sale of Fund Shares	—	—	–2.31	5.60	7.79

% Total Annual Operating Expense Ratios[4]			Class A	Class C	Class I

			1.18%	1.93%	0.93%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge

Class C	$10,000	10/31/2010	$22,315	N.A.
Class I	$250,000	10/31/2010	$616,539	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Tax-Managed Value Fund

October 31, 2020

Fund Profile5

Sector Allocation (% of net assets)6

Top 10 Holdings (% of net assets)6

NextEra Energy, Inc.	4.9%

JPMorgan Chase & Co.	4.8

Verizon Communications, Inc.	3.7

Home Depot, Inc. (The)	3.1

Johnson & Johnson	3.0

Estee Lauder Cos., Inc. (The), Class A	3.0

Sempra Energy	2.9

Thermo Fisher Scientific, Inc.	2.7

Ball Corp.	2.6

Zoetis, Inc.	2.3

Total	33.0%

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Tax-Managed Value Fund

October 31, 2020

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Russell 1000® Value Index is an unmanaged index of U.S. large-cap value stocks. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares. After-tax returns are calculated using certain assumptions, including using the highest historical individual federal income tax rates, and do not reflect the impact of state/local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or shares held by nontaxable entities. Return After Taxes on Distributions may be the same as Return Before Taxes for the same period because no taxable distributions were made during that period. Return After Taxes on Distributions and Sale of Fund Shares may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares. The Fund’s after-tax returns also may reflect foreign tax credits passed by the Fund to its shareholders.

[4]	Source: Fund prospectus. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]	Fund invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund. References to investments are to the Portfolio’s holdings.

[6]	Excludes cash and cash equivalents.

Fund profile subject to change due to active management.

Additional Information

S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. Dow Jones Industrial Average® is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. S&P Dow Jones Indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® and S&P 500® are registered trademarks of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. Nasdaq Composite Index is a market capitalization-weighted index of all domestic and international securities listed on Nasdaq. Source: Nasdaq, Inc. The information is provided by Nasdaq (with its affiliates, are referred to as the “Corporations”) and Nasdaq’s third party licensors on an “as is” basis and the Corporations make no guarantees and bear no liability of any kind with respect to the information or the Fund. Russell 1000® Index is an unmanaged index of 1,000 U.S. large-cap stocks. Russell 2000® Index is an unmanaged index of 2,000 U.S. small-cap stocks.

5

Eaton Vance

Tax-Managed Value Fund

October 31, 2020

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2020 – October 31, 2020).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/20)	Ending Account Value (10/31/20)	Expenses Paid During Period* (5/1/20 – 10/31/20)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,090.20	$6.09	1.16%
Class C	$1,000.00	$1,086.00	$10.07	1.92%
Class I	$1,000.00	$1,091.30	$4.78	0.91%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.30	$5.89	1.16%
Class C	$1,000.00	$1,015.50	$9.73	1.92%
Class I	$1,000.00	$1,020.60	$4.62	0.91%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2020. The Example reflects the expenses of both the Fund and the Portfolio.

6

Eaton Vance

Tax-Managed Value Fund

October 31, 2020

Statement of Assets and Liabilities

Assets	October 31, 2020

Investment in Tax-Managed Value Portfolio, at value (identified cost, $272,992,694)	$572,750,967

Receivable for Fund shares sold	427,096

Total assets	$573,178,063

Liabilities

Payable for Fund shares redeemed	$627,160

Payable to affiliates:

Administration fee	75,416

Distribution and service fees	97,651

Trustees’ fees	43

Accrued expenses	112,922

Total liabilities	$913,192

Net Assets	$572,264,871

Sources of Net Assets

Paid-in capital	$303,582,521

Distributable earnings	268,682,350

Total	$572,264,871

Class A Shares

Net Assets	$362,650,722

Shares Outstanding	12,874,561

Net Asset Value and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$28.17

Maximum Offering Price Per Share

(100 ÷ 94.25 of net asset value per share)	$29.89

Class C Shares

Net Assets	$20,065,513

Shares Outstanding	742,695

Net Asset Value and Offering Price Per Share*

(net assets ÷ shares of beneficial interest outstanding)	$27.02

Class I Shares

Net Assets	$189,548,636

Shares Outstanding	6,750,129

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$28.08

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

7	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Value Fund

October 31, 2020

Statement of Operations

Investment Income	Year Ended October 31, 2020

Dividends allocated from Portfolio (net of foreign taxes, $92,823)	$14,395,342

Securities lending income allocated from Portfolio, net	2,927

Expenses allocated from Portfolio	(4,083,277)

Total investment income from Portfolio	$10,314,992

Expenses

Administration fee	$893,566

Distribution and shareholder service fees

Class A	954,621

Class C	236,189

Trustees’ fees and expenses	501

Custodian fee	42,347

Transfer and dividend disbursing agent fees	254,311

Legal and accounting services	34,997

Printing and postage	36,434

Registration fees	51,179

ReFlow liquidity program fees	74,960

Miscellaneous	13,133

Total expenses	$2,592,238

Net investment income	$7,722,754

Realized and Unrealized Gain (Loss) from Portfolio

Net realized gain (loss) —

Investment transactions	$18,697,365 (1)

Foreign currency transactions	3,654

Net realized gain	$18,701,019

Change in unrealized appreciation (depreciation) —

Investments	$(58,390,680)

Foreign currency	14,918

Net change in unrealized appreciation (depreciation)	$(58,375,762)

Net realized and unrealized loss	$(39,674,743)

Net decrease in net assets from operations	$(31,951,989)

(1)	Includes $19,447,354 of net realized gains from redemptions in-kind.

8	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Value Fund

October 31, 2020

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2020	2019

From operations —

Net investment income	$7,722,754	$7,630,618

Net realized gain	18,701,019 (1)	14,759,482 (2)

Net change in unrealized appreciation (depreciation)	(58,375,762)	49,192,031

Net increase (decrease) in net assets from operations	$(31,951,989)	$71,582,131

Distributions to shareholders —

Class A	$(4,921,111)	$(4,421,163)

Class C	(22,205)	(759,182)

Class I	(2,819,279)	(2,869,613)

Total distributions to shareholders	$(7,762,595)	$(8,049,958)

Transactions in shares of beneficial interest —

Proceeds from sale of shares

Class A	$8,979,231	$10,259,271

Class C	3,230,949	6,630,935

Class I	68,726,640	53,204,293

Net asset value of shares issued to shareholders in payment of distributions declared

Class A	4,288,228	3,754,725

Class C	18,656	726,934

Class I	2,484,851	2,505,203

Cost of shares redeemed

Class A	(45,408,174)	(38,557,802)

Class C	(5,764,641)	(7,877,713)

Class I	(64,701,912)	(48,085,858)

Net asset value of shares converted

Class A	2,414,854	84,835,557

Class C	(2,414,854)	(84,835,557)

Net decrease in net assets from Fund share transactions	$(28,146,172)	$(17,440,012)

Net increase (decrease) in net assets	$(67,860,756)	$46,092,161

Net Assets

At beginning of year	$640,125,627	$594,033,466

At end of year	$572,264,871	$640,125,627

(1)	Includes $19,447,354 of net realized gains from redemptions in-kind.

(2)	Includes $14,667,147 of net realized gains from redemptions in-kind.

9	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Value Fund

October 31, 2020

Financial Highlights

	Class A

	Year Ended October 31,
	2020	2019	2018	2017	2016

Net asset value — Beginning of year	$29.890	$27.000	$25.240	$21.200	$23.090

Income (Loss) From Operations

Net investment income(1)	$0.354	$0.344	$0.268	$0.292	$0.297

Net realized and unrealized gain (loss)	(1.720)	2.931	1.744	3.997	(0.354)

Total income (loss) from operations	$(1.366)	$3.275	$2.012	$4.289	$(0.057)

Less Distributions

From net investment income	$(0.339)	$(0.278)	$(0.252)	$(0.249)	$(0.286)

From net realized gain	(0.015)	(0.107)	—	—	(1.547)

Total distributions	$(0.354)	$(0.385)	$(0.252)	$(0.249)	$(1.833)

Net asset value — End of year	$28.170	$29.890	$27.000	$25.240	$21.200

Total Return(2)	(4.66)%	12.35%	8.02%	20.37%	(0.17)%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$362,651	$417,533	$312,065	$308,854	$290,402

Ratios (as a percentage of average daily net assets):(3)

Expenses	1.17%	1.18%	1.17%	1.19%	1.21%

Net investment income	1.25%	1.24%	1.00%	1.25%	1.40%

Portfolio Turnover of the Portfolio	25%	18%	10%	30%	45%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

10	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Value Fund

October 31, 2020

Financial Highlights — continued

	Class C

	Year Ended October 31,
	2020	2019	2018	2017	2016

Net asset value — Beginning of year	$28.580	$25.810	$24.140	$20.290	$22.160

Income (Loss) From Operations

Net investment income(1)	$0.137	$0.150	$0.066	$0.114	$0.133

Net realized and unrealized gain (loss)	(1.673)	2.794	1.664	3.828	(0.338)

Total income (loss) from operations	$(1.536)	$2.944	$1.730	$3.942	$(0.205)

Less Distributions

From net investment income	$(0.009)	$(0.067)	$(0.060)	$(0.092)	$(0.118)

From net realized gain	(0.015)	(0.107)	—	—	(1.547)

Total distributions	$(0.024)	$(0.174)	$(0.060)	$(0.092)	$(1.665)

Net asset value — End of year	$27.020	$28.580	$25.810	$24.140	$20.290

Total Return(2)	(5.38)%	11.50%	7.17%	19.48%	(0.91)%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$20,066	$26,672	$112,571	$125,813	$132,286

Ratios (as a percentage of average daily net assets):(3)

Expenses	1.92%	1.93%	1.92%	1.94%	1.96%

Net investment income	0.50%	0.58%	0.26%	0.51%	0.65%

Portfolio Turnover of the Portfolio	25%	18%	10%	30%	45%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

11	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Value Fund

October 31, 2020

Financial Highlights — continued

	Class I

	Year Ended October 31,
	2020	2019	2018	2017	2016

Net asset value — Beginning of year	$29.790	$26.920	$25.170	$21.140	$23.030

Income (Loss) From Operations

Net investment income(1)	$0.421	$0.411	$0.331	$0.346	$0.348

Net realized and unrealized gain (loss)	(1.707)	2.914	1.732	3.989	(0.345)

Total income (loss) from operations	$(1.286)	$3.325	$2.063	$4.335	$0.003

Less Distributions

From net investment income	$(0.409)	$(0.348)	$(0.313)	$(0.305)	$(0.346)

From net realized gain	(0.015)	(0.107)	—	—	(1.547)

Total distributions	$(0.424)	$(0.455)	$(0.313)	$(0.305)	$(1.893)

Net asset value — End of year	$28.080	$29.790	$26.920	$25.170	$21.140

Total Return(2)	(4.42)%	12.61%	8.25%	20.68%	0.07%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$189,549	$195,921	$169,397	$146,032	$107,621

Ratios (as a percentage of average daily net assets):(3)

Expenses	0.92%	0.93%	0.92%	0.94%	0.96%

Net investment income	1.49%	1.49%	1.24%	1.48%	1.65%

Portfolio Turnover of the Portfolio	25%	18%	10%	30%	45%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

12	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Value Fund

October 31, 2020

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Tax-Managed Value Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Effective January 25, 2019, Class C shares generally automatically convert to Class A shares ten years after their purchase and effective November 5, 2020, automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Tax-Managed Value Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (81.3% at October 31, 2020). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of October 31, 2020, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

G  Other — Investment transactions are accounted for on a trade date basis.

2  Distributions to Shareholders and Income Tax Information

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

13

Eaton Vance

Tax-Managed Value Fund

October 31, 2020

Notes to Financial Statements — continued

The tax character of distributions declared for the years ended October 31, 2020 and October 31, 2019 was as follows:

	Year Ended October 31,
	2020	2019

Ordinary income	$7,442,687	$5,682,193

Long-term capital gains	$319,908	$2,367,765

During the year ended October 31, 2020, distributable earnings was decreased by $24,483,527 and paid-in capital was increased by $24,483,527 due to the Fund’s use of equalization accounting and differences between book and tax accounting for redemptions in-kind. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2020, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed ordinary income	$5,984,920

Undistributed long-term capital gains	$1,530,967

Net unrealized appreciation	$261,166,463

3  Transactions with Affiliates

The administration fee is earned by Eaton Vance Management (EVM), a wholly-owned subsidiary of Eaton Vance Corp., as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the year ended October 31, 2020, the administration fee amounted to $893,566. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2020, EVM earned $16,909 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $9,911 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2020. EVD also received distribution and service fees from Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2020 amounted to $954,621 for Class A shares.

The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2020, the Fund paid or accrued to EVD $177,142 for Class C shares.

Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2020 amounted to $59,047 for Class C shares.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within 12 months of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is

14

Eaton Vance

Tax-Managed Value Fund

October 31, 2020

Notes to Financial Statements — continued

based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended October 31, 2020, the Fund was informed that EVD received approximately $1,000 and $3,000 of CDSCs paid by Class A and Class C shareholders, respectively.

6  Investment Transactions

For the year ended October 31, 2020, increases and decreases in the Fund’s investment in the Portfolio aggregated $6,276,188 and $44,575,855, respectively. Decreases in the Fund’s investment in the Portfolio include distributions of securities as the result of redemptions in-kind of $31,362,235.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Sales and redemptions of Class I shares include shares purchased and redeemed in connection with the ReFlow liquidity program, a program designed to provide an alternative liquidity source for mutual funds experiencing net redemptions of their shares. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2020	2019

Sales	316,504	377,985

Issued to shareholders electing to receive payments of distributions in Fund shares	140,690	144,691

Redemptions	(1,635,502)	(1,391,204)

Converted from Class C shares	83,618	3,278,106

Net increase (decrease)	(1,094,690)	2,409,578

	Year Ended October 31,
Class C	2020	2019

Sales	116,457	254,129

Issued to shareholders electing to receive payments of distributions in Fund shares	634	29,101

Redemptions	(220,846)	(303,600)

Converted to Class A shares	(86,914)	(3,408,525)

Net decrease	(190,669)	(3,428,895)

	Year Ended October 31,
Class I	2020	2019

Sales	2,519,355	1,947,470

Issued to shareholders electing to receive payments of distributions in Fund shares	81,954	97,063

Redemptions	(2,427,269)	(1,762,098)

Net increase	174,040	282,435

15

Eaton Vance

Tax-Managed Value Fund

October 31, 2020

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Tax-Managed Value Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Managed Value Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), as of October 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 21, 2020

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

16

Eaton Vance

Tax-Managed Value Fund

October 31, 2020

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2021 will show the tax status of all distributions paid to your account in calendar year 2020. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations and capital gains dividends.

Qualified Dividend Income.  For the fiscal year ended October 31, 2020, the Fund designates approximately $13,287,198, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction.  Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2020 ordinary income dividends, 100% qualifies for the corporate dividends received deduction.

Capital Gains Dividends.  The Fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2020, $1,643,959 or, if subsequently determined to be different, the net capital gain of such year.

17

Tax-Managed Value Portfolio

October 31, 2020

Portfolio of Investments

Common Stocks — 99.8%
Security	Shares	Value

Aerospace & Defense — 1.8%

Hexcel Corp.	190,373	$6,373,688

Raytheon Technologies Corp.	113,000	6,138,160

		$12,511,848

Banks — 13.9%

Bank of America Corp.	584,365	$13,849,450

Citigroup, Inc.	81,079	3,358,292

JPMorgan Chase & Co.	345,410	33,863,996

KeyCorp.	669,553	8,690,798

PNC Financial Services Group, Inc. (The)	142,029	15,890,205

Truist Financial Corp.	257,513	10,846,448

U.S. Bancorp	187,164	7,290,038

Wells Fargo & Co.	188,847	4,050,768

		$97,839,995

Biotechnology — 0.4%

Royalty Pharma PLC, Class A	82,011	$3,009,804

		$3,009,804

Building Products — 0.5%

Carrier Global Corp.	113,000	$3,773,070

		$3,773,070

Capital Markets — 3.6%

Ameriprise Financial, Inc.	32,971	$5,302,726

Goldman Sachs Group, Inc. (The)	62,358	11,788,156

Raymond James Financial, Inc.	107,736	8,235,340

		$25,326,222

Consumer Finance — 0.8%

American Express Co.	59,190	$5,400,496

		$5,400,496

Containers & Packaging — 4.2%

Ball Corp.	203,965	$18,152,885

Packaging Corp. of America	102,107	11,690,230

		$29,843,115

Diversified Telecommunication Services — 3.7%

Verizon Communications, Inc.	462,890	$26,380,101

		$26,380,101

Security	Shares	Value

Electric Utilities — 4.9%

NextEra Energy, Inc.	467,556	$34,229,775

		$34,229,775

Electrical Equipment — 1.1%

Rockwell Automation, Inc.	33,916	$8,042,162

		$8,042,162

Entertainment — 0.9%

Walt Disney Co. (The)	49,648	$6,019,820

		$6,019,820

Equity Real Estate Investment Trusts (REITs) — 4.4%

AvalonBay Communities, Inc.	47,915	$6,666,414

Boston Properties, Inc.	59,105	4,279,793

CubeSmart	334,925	11,364,005

Mid-America Apartment Communities, Inc.	77,009	8,981,560

		$31,291,772

Food Products — 4.5%

General Mills, Inc.	53,745	$3,177,404

Mondelez International, Inc., Class A	244,813	13,004,467

Nestle S.A.	138,900	15,623,179

		$31,805,050

Health Care Equipment & Supplies — 3.0%

Baxter International, Inc.	61,563	$4,775,442

Medtronic PLC	47,517	4,778,785

Stryker Corp.	58,093	11,735,367

		$21,289,594

Health Care Providers & Services — 1.5%

UnitedHealth Group, Inc.	34,362	$10,485,221

		$10,485,221

Household Durables — 0.9%

D.R. Horton, Inc.	99,360	$6,638,242

		$6,638,242

Industrial Conglomerates — 2.0%

Honeywell International, Inc.	83,731	$13,811,428

		$13,811,428

18	See Notes to Financial Statements.

Tax-Managed Value Portfolio

October 31, 2020

Portfolio of Investments — continued

Security	Shares	Value

Insurance — 1.9%

Arch Capital Group, Ltd.(1)	183,981	$5,558,066

Travelers Cos., Inc. (The)	64,030	7,729,061

		$13,287,127

Interactive Media & Services — 3.7%

Alphabet, Inc., Class A(1)	7,924	$12,806,056

Alphabet, Inc., Class C(1)	8,199	13,290,661

		$26,096,717

IT Services — 3.3%

Cognizant Technology Solutions Corp., Class A	207,422	$14,814,079

Visa, Inc., Class A	44,697	8,121,892

		$22,935,971

Life Sciences Tools & Services — 2.7%

Thermo Fisher Scientific, Inc.	40,907	$19,353,920

		$19,353,920

Machinery — 4.0%

Caterpillar, Inc.	18,748	$2,944,373

Ingersoll Rand, Inc.(1)	353,722	12,359,047

Otis Worldwide Corp.	56,500	3,462,320

Parker-Hannifin Corp.	32,913	6,857,753

Stanley Black & Decker, Inc.	16,103	2,676,318

		$28,299,811

Multi-Utilities — 3.5%

CMS Energy Corp.	68,853	$4,360,461

Sempra Energy	162,537	20,375,638

		$24,736,099

Oil, Gas & Consumable Fuels — 3.7%

Chevron Corp.	182,306	$12,670,267

EOG Resources, Inc.	85,021	2,911,119

Phillips 66	217,699	10,157,835

		$25,739,221

Personal Products — 3.0%

Estee Lauder Cos., Inc. (The), Class A	94,712	$20,804,438

		$20,804,438

Pharmaceuticals — 8.4%

Eli Lilly & Co.	76,320	$9,956,707

Security	Shares	Value

Pharmaceuticals (continued)

Johnson & Johnson	152,761	$20,945,061

Merck & Co., Inc.	167,049	12,563,756

Zoetis, Inc.	101,295	16,060,322

		$59,525,846

Road & Rail — 1.3%

Union Pacific Corp.	50,876	$9,014,718

		$9,014,718

Semiconductors & Semiconductor Equipment — 2.8%

Intel Corp.	258,430	$11,443,280

QUALCOMM, Inc.	69,710	8,599,426

		$20,042,706

Software — 1.2%

Microsoft Corp.	25,630	$5,189,306

Oracle Corp.	52,884	2,967,321

		$8,156,627

Specialty Retail — 4.9%

Best Buy Co., Inc.	84,496	$9,425,529

Home Depot, Inc. (The)	81,060	21,619,512

TJX Cos., Inc. (The)	68,155	3,462,274

		$34,507,315

Technology Hardware, Storage & Peripherals — 2.1%

Apple, Inc.	136,720	$14,883,339

		$14,883,339

Textiles, Apparel & Luxury Goods — 1.2%

Lululemon Athletica, Inc.(1)	26,779	$8,550,267

		$8,550,267

Total Common Stocks (identified cost $358,821,267)		$703,631,837

19	See Notes to Financial Statements.

Tax-Managed Value Portfolio

October 31, 2020

Portfolio of Investments — continued

Short-Term Investments — 0.1%
Description	Units	Value

Eaton Vance Cash Reserves Fund, LLC, 0.12%(2)	457,105	$457,105

Total Short-Term Investments (identified cost $457,105)		$457,105

Total Investments — 99.9% (identified cost $359,278,372)		$704,088,942

Other Assets, Less Liabilities — 0.1%		$618,162

Net Assets — 100.0%		$704,707,104

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	Non-income producing security.

(2)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2020.

20	See Notes to Financial Statements.

Tax-Managed Value Portfolio

October 31, 2020

Statement of Assets and Liabilities

Assets	October 31, 2020

Unaffiliated investments, at value (identified cost, $358,821,267)	$703,631,837

Affiliated investment, at value (identified cost, $457,105)	457,105

Dividend receivable	907,487

Dividends receivable from affliated investment	71

Tax reclaims receivable	228,257

Total assets	$705,224,757

Liabilities

Payable to affiliates:

Investment adviser fee	$397,913

Trustees’ fees	3,170

Accrued expenses	116,570

Total liabilities	$517,653

Net Assets applicable to investors’ interest in Portfolio	$704,707,104

21	See Notes to Financial Statements.

Tax-Managed Value Portfolio

October 31, 2020

Statement of Operations

Investment Income	Year Ended October 31, 2020

Dividends (net of foreign taxes, $114,224)	$17,708,701

Dividends from affiliated investment	11,118

Securities lending income, net	3,598

Total investment income	$17,723,417

Expenses

Investment adviser fee	$4,712,428

Trustees’ fees and expenses	39,368

Custodian fee	185,467

Legal and accounting services	64,780

Miscellaneous	24,356

Total expenses	$5,026,399

Net investment income	$12,697,018

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —

Investment transactions	$23,005,267 (1)

Investment transactions — affiliated investment	1,259

Foreign currency transactions	4,505

Net realized gain	$23,011,031

Change in unrealized appreciation (depreciation) —

Investments	$(72,182,573)

Investments — affiliated investment	(12)

Foreign currency	18,346

Net change in unrealized appreciation (depreciation)	$(72,164,239)

Net realized and unrealized loss	$(49,153,208)

Net decrease in net assets from operations	$(36,456,190)

(1)	Includes $23,935,485 of net realized gains from redemptions in-kind.

22	See Notes to Financial Statements.

Tax-Managed Value Portfolio

October 31, 2020

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2020	2019

From operations —

Net investment income	$12,697,018	$12,925,330

Net realized gain	23,011,031 (1)	18,115,110 (2)

Net change in unrealized appreciation (depreciation)	(72,164,239)	60,307,614

Net increase (decrease) in net assets from operations	$(36,456,190)	$91,348,054

Capital transactions —

Contributions	$12,741,621	$10,475,538

Withdrawals	(59,826,240)	(44,054,463)

Net decrease in net assets from capital transactions	$(47,084,619)	$(33,578,925)

Net increase (decrease) in net assets	$(83,540,809)	$57,769,129

Net Assets

At beginning of year	$788,247,913	$730,478,784

At end of year	$704,707,104	$788,247,913

(1)	Includes $23,935,485 of net realized gains from redemptions in-kind.

(2)	Includes $18,003,051 of net realized gains from redemptions in-kind.

23	See Notes to Financial Statements.

Tax-Managed Value Portfolio

October 31, 2020

Financial Highlights

	Year Ended October 31,
Ratios/Supplemental Data	2020	2019	2018	2017	2016

Ratios (as a percentage of average daily net assets):

Expenses	0.68%	0.68%	0.68%	0.69%	0.69%

Net investment income	1.73%	1.74%	1.49%	1.74%	1.91%

Portfolio Turnover	25%	18%	10%	30%	45%

Total Return	(4.18)%	12.90%	8.55%	20.97%	0.35%

Net assets, end of year (000’s omitted)	$704,707	$788,248	$730,479	$712,901	$646,452

24	See Notes to Financial Statements.

Tax-Managed Value Portfolio

October 31, 2020

Notes to Financial Statements

1  Significant Accounting Policies

Tax-Managed Value Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to achieve long-term, after-tax returns by investing primarily in value stocks. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2020, Eaton Vance Tax-Managed Value Fund and Eaton Vance Tax-Managed Equity Asset Allocation Fund held an interest of 81.3% and 18.7%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Portfolio’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.

Affiliated Fund. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. In consideration of recent decisions rendered by European courts, the Portfolio has filed additional tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. Due to the uncertainty as to the ultimate resolution of these proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment, no amounts are reflected in the Fund’s financial statements for such outstanding reclaims.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.

As of October 31, 2020, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

25

Tax-Managed Value Portfolio

October 31, 2020

Notes to Financial Statements — continued

E  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM and an indirect subsidiary of Eaton Vance Corp., as compensation for investment advisory services rendered to the Portfolio. Pursuant to the investment advisory agreement and subsequent fee reduction agreement between the Portfolio and BMR, the fee is computed at an annual rate of 0.65% of the Portfolio’s average daily net assets up to $500 million, 0.625% on net assets of $500 million but less than $1 billion, 0.60% on net assets of $1 billion but less than $2 billion, 0.575% on net assets of $2 billion but less than $5 billion and 0.555% on net assets of $5 billion and over, and is payable monthly. The fee reduction cannot be terminated or reduced without the approval of a majority vote of the Trustees of the Portfolio who are not interested persons of BMR or the Portfolio and by the vote of a majority of the holders of interest in the Portfolio. For the year ended October 31, 2020, the Portfolio’s investment adviser fee amounted to $4,712,428 or 0.64% of the Portfolio’s average daily net assets. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2020, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and in-kind transactions, aggregated $182,447,926 and $184,620,105, respectively, for the year ended October 31, 2020. In-kind sales for the year ended October 31, 2020 aggregated $31,362,235.

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at October 31, 2020, as determined on a federal income tax basis, were as follows:

Aggregate cost	$361,974,724

Gross unrealized appreciation	$343,468,576

Gross unrealized depreciation	(1,354,358)

Net unrealized appreciation	$342,114,218

5  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in an $800 million unsecured line of credit agreement with a group of banks, which is in effect through October 26, 2021. Borrowings are made by the Portfolio solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal

26

Tax-Managed Value Portfolio

October 31, 2020

Notes to Financial Statements — continued

Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2020, an upfront fee and arrangement fee totaling $950,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2020.

6  Securities Lending Agreement

The Portfolio has established a securities lending agreement with State Street Bank and Trust Company (SSBT) as securities lending agent in which the Portfolio lends portfolio securities to qualified borrowers in exchange for collateral consisting of either cash or securities issued or guaranteed by the U.S. government or its agencies or instrumentalities in an amount at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is delivered to the Portfolio on the next business day. Cash collateral is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market fund registered under the 1940 Act. The Portfolio earns interest on the amount invested but it must pay (and at times receive from) the broker a loan rebate fee computed as a varying percentage of the collateral received. For security loans secured by non-cash collateral, the Portfolio earns a negotiated lending fee from the borrower. A portion of the income earned by the Portfolio from its investment of cash collateral, net of rebate fees, and lending fees received is allocated to SSBT for its services as lending agent and the portion allocated to the Portfolio is presented as securities lending income, net on the Statement of Operations. Non-cash collateral is held by the lending agent on behalf of the Portfolio and cannot be sold or re-pledged by the Portfolio; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities.

The Portfolio is subject to possible delay in the recovery of loaned securities. Pursuant to the securities lending agreement, SSBT has provided indemnification to the Portfolio in the event of default by a borrower with respect to a loan. The Portfolio bears the risk of loss with respect to the investment of cash collateral. At October 31, 2020, the Portfolio had no securities on loan.

7  Investments in Affiliated Funds

At October 31, 2020, the value of the Portfolio’s investment in affiliated funds was $457,105, which represents 0.1% of the Portfolio’s net assets. Transactions in affiliated funds by the Portfolio for the year ended October 31, 2020 were as follows:

Name of affiliated fund	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units, end of period

Short-Term Investments

Eaton Vance Cash Reserves Fund, LLC	$1,365,228	$41,291,995	$(42,201,365)	$1,259	$(12)	$457,105	$11,118	457,105

8  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

27

Tax-Managed Value Portfolio

October 31, 2020

Notes to Financial Statements — continued

At October 31, 2020, the hierarchy of inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2		Level 3	Total

Common Stocks

Communication Services	$58,496,638	$—		$—	$58,496,638

Consumer Discretionary	49,695,824	—		—	49,695,824

Consumer Staples	36,986,309	15,623,179		—	52,609,488

Energy	25,739,221	—		—	25,739,221

Financials	141,853,840	—		—	141,853,840

Health Care	113,664,385	—		—	113,664,385

Industrials	75,453,037	—		—	75,453,037

Information Technology	66,018,643	—		—	66,018,643

Materials	29,843,115	—		—	29,843,115

Real Estate	31,291,772	—		—	31,291,772

Utilities	58,965,874	—		—	58,965,874

Total Common Stocks	$688,008,658	$15,623,179	*	$—	$703,631,837

Short-Term Investments	$—	$457,105		$—	$457,105

Total Investments	$688,008,658	$16,080,284		$—	$704,088,942

*

Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

9  Risks and Uncertainties

Pandemic Risk

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in December 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, the economies of individual countries, individual companies, and the market in general, and may continue to do so in significant and unforeseen ways, as may other epidemics and pandemics that may arise in the future. Any such impact could adversely affect the Portfolio’s performance, or the performance of the securities in which the Portfolio invests.

10  Additional Information

On October 8, 2020, Morgan Stanley and Eaton Vance Corp. (“Eaton Vance”) announced that they had entered into a definitive agreement under which Morgan Stanley would acquire Eaton Vance. Under the Investment Company Act of 1940, as amended, consummation of this transaction may be deemed to result in the automatic termination of an Eaton Vance Fund’s investment advisory agreement, and, where applicable, any related sub-advisory agreement. On November 24, 2020, the Portfolio’s Board approved a new investment advisory agreement. The new investment advisory agreement will be presented to Portfolio interest holders for approval, and, if approved, would take effect upon consummation of the transaction. A special joint meeting of Portfolio interest holders will be held on February 18, 2021, at which the proposed investment advisory agreement for the Portfolio will be submitted for approval.

28

Tax-Managed Value Portfolio

October 31, 2020

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Tax-Managed Value Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Tax-Managed Value Portfolio (the “Portfolio”), including the portfolio of investments, as of October 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of October 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 21, 2020

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

29

Eaton Vance

Tax-Managed Value Fund

October 31, 2020

Liquidity Risk Management Program

The Fund has implemented a written liquidity risk management program (Program) and related procedures to manage its liquidity in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (Liquidity Rule). The Liquidity Rule defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Fund’s Board of Trustees/Directors has designated the investment adviser to serve as the administrator of the Program and the related procedures. The administrator has established a Liquidity Risk Management Oversight Committee (Committee) to perform the functions necessary to administer the Program. As part of the Program, the administrator is responsible for identifying illiquid investments and categorizing the relative liquidity of the Fund’s investments in accordance with the Liquidity Rule. Under the Program, the administrator assesses, manages, and periodically reviews the Fund’s liquidity risk, and is responsible for making certain reports to the Fund’s Board of Trustees/Directors and the Securities and Exchange Commission (SEC) regarding the liquidity of the Fund’s investments, and to notify the Board of Trustees/Directors and the SEC of certain liquidity events specified in the Liquidity Rule. The liquidity of the Fund’s portfolio investments is determined based on a number of factors including, but not limited to, relevant market, trading and investment-specific considerations under the Program.

At a meeting of the Fund’s Board of Trustees/Directors, the Committee provided a written report to the Fund’s Board of Trustees/Directors pertaining to the operation, adequacy, and effectiveness of implementation of the Program, as well as the operation of the highly liquid investment minimum (if applicable) for the period December 1, 2018 through December 31, 2019 (Review Period). The Program operated effectively during the Review Period, supporting the administrator’s ability to assess, manage and monitor Fund liquidity risk, including during periods of market volatility and net redemptions. During the Review Period, the Fund met redemption requests on a timely basis.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

30

Eaton Vance

Tax-Managed Value Fund

October 31, 2020

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Tax-Managed Value Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 143 portfolios (with the exception of Messrs. Faust and Wennerholm and Ms. Frost who oversee 142 portfolios) in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Trust/Portfolio Position(s)	Trustee Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 142 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolio.

Other Directorships in the Last Five Years. Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Other Directorships in the Last Five Years. None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Other Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Other Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Other Directorships in the Last Five Years. Director of DraftKings, Inc.

(digital sports entertainment and gaming company) (since September 2020). Director of Groupon, Inc. (e-commerce provider) (since April 2020). Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Formerly, Director of Dynex Capital, Inc. (mortgage REIT) (2013-2020).

31

Eaton Vance

Tax-Managed Value Fund

October 31, 2020

Management and Organization — continued

Name and Year of Birth	Trust/Portfolio Position(s)	Trustee Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson) and 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Other Directorships in the Last Five Years. None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Other Directorships in the Last Five Years. None.

Keith Quinton 1958	Trustee	2018

Private investor, researcher and lecturer. Independent Investment Committee Member at New Hampshire Retirement System (since 2017). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Other Directorships in the Last Five Years. Director (since 2016) and

Chairman (since 2019) of New Hampshire Municipal Bond Bank.

Marcus L. Smith 1966	Trustee	2018

Private investor. Member of Posse Boston Advisory Board (foundation) (since 2015). Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Other Directorships in the Last Five Years. Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Director of Ascot Group Limited and certain of its subsidiaries (insurance and reinsurance) (since 2018). Formerly, Director of Hagerty Holding Corp. (insurance and reinsurance) (2015-2018). Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Other Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Scott E. Wennerholm 1959	Trustee	2016

Private Investor. Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Other Directorships in the Last Five Years. None.

Name and Year of Birth	Trust/Portfolio Position(s)	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees

Eric A. Stein 1980	President of the Trust	2020	Vice President and Chief Investment Officer, Fixed Income of EVM and BMR. Prior to November 1, 2020, Mr. Stein was a co-Director of Eaton Vance’s Global Income Investments. Also Vice President of Calvert Research and Management (“CRM”).

Edward J. Perkin 1972	President of the Portfolio	2014	Vice President and Chief Equity Investment Officer of EVM and BMR. Also Vice President of CRM.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of CRM.

32

Eaton Vance

Tax-Managed Value Fund

October 31, 2020

Management and Organization — continued

Name and Year of Birth	Trust/Portfolio Position(s)	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees (continued)

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

33

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each entity listed below has adopted a privacy policy and procedures (“Privacy Program”) Eaton Vance believes is reasonably designed to protect your personal information and to govern when and with whom Eaton Vance may share your personal information.

•

At the time of opening an account, Eaton Vance generally requires you to provide us with certain information such as name, address, social security number, tax status, account numbers, and account balances. This information is necessary for us to both open an account for you and to allow us to satisfy legal requirements such as applicable anti-money laundering reviews and know-your-customer requirements.

•

On an ongoing basis, in the normal course of servicing your account, Eaton Vance may share your information with unaffiliated third parties that perform various services for Eaton Vance and/or your account. These third parties include transfer agents, custodians, broker/dealers and our professional advisers, including auditors, accountants, and legal counsel. Eaton Vance may additionally share your personal information with our affiliates.

•	We believe our Privacy Program is reasonably designed to protect the confidentiality of your personal information and to prevent unauthorized access to that information.

•

We reserve the right to change our Privacy Program at any time upon proper notification to you. You may want to review our Privacy Program periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of protecting your personal information applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, and Calvert Funds. This Privacy Notice supersedes all previously issued privacy disclosures. For more information about our Privacy Program or about how your personal information may be used, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

34

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Investment Adviser of Tax-Managed Value Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Administrator of Eaton Vance Tax-Managed Value Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*

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501    10.31.20

Item 2. Code of Ethics

The registrant (sometimes referred to as the “Fund”) has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122. The registrant has not amended the code of ethics as described in Form N-CSR during the period covered by this report. The registrant has not granted any waiver, including an implicit waiver, from a provision of the code of ethics as described in Form N-CSR during the period covered by this report.

Item 3. Audit Committee Financial Expert

The registrant’s Board of Trustees (the “Board”) has designated George J. Gorman and William H. Park, each an independent trustee, as audit committee financial experts. Mr. Gorman is a certified public accountant who is the Principal at George J. Gorman LLC (a consulting firm). Previously, Mr. Gorman served in various capacities at Ernst & Young LLP (a registered public accounting firm), including as Senior Partner. Mr. Gorman also has experience serving as an independent trustee and audit committee financial expert of other mutual fund complexes. Mr. Park is a certified public accountant who is a private investor. Previously, he served as a consultant, as the Chief Financial Officer of Aveon Group, L.P. (an investment management firm), as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm).

Item 4. Principal Accountant Fees and Services

Eaton Vance Emerging and Frontier Countries Equity Fund, Eaton Vance Emerging Markets Local Income Fund, Eaton Vance Floating-Rate Fund, Eaton Vance Floating-Rate Advantage Fund, Eaton Vance Floating-Rate & High Income Fund, Eaton Vance Global Bond Fund, Eaton Vance Global Income Builder Fund, Eaton Vance Global Macro Absolute Return Fund, Eaton Vance Global Macro Absolute Return Advantage Fund, Eaton Vance Global Small-Cap Equity Fund, Eaton Vance Government Opportunities Fund, Eaton Vance High Income Opportunities Fund, Eaton Vance Multi-Asset Credit Fund, Eaton Vance Short Duration Government Income Fund, Eaton Vance Short Duration High Income Fund, Eaton Vance Short Duration Strategic Income Fund, Eaton Vance Tax-Managed Equity Asset Allocation Fund, Eaton Vance Tax-Managed Global Dividend Income Fund, Eaton Vance Tax-Managed Multi-Cap Growth Fund, Eaton Vance Tax-Managed Small-Cap Fund, Eaton Vance Tax-Managed Value Fund and Parametric Tax-Managed International Equity Fund (the “Fund(s)”) are series of Eaton Vance Mutual Funds Trust (the “Trust”), a Massachusetts business trust, which, including the Funds, contains a total of 33 series (the “Series”). The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company. This Form N-CSR relates to the Funds’ annual reports.

(a)-(d)

The following table presents the aggregate fees billed to the fund for the fund’s fiscal years ended October 31, 2019 and October 31, 2020 by the Fund’s principal accountant, Deloitte and Touche LLP (“D&T”), for professional services rendered for the audit of the fund’s annual financial statements and fees billed for other services rendered by D&T during such periods.

Eaton Vance Emerging and Frontier Countries Equity Fund Fiscal Years Ended	10/31/19	10/31/20
Audit Fees	$15,350	$15,530
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$14,562	$8,752
All Other Fees(3)	$0	$0

Total	$29,912	$24,102

Eaton Vance Emerging Markets Local Income Fund Fiscal Years Ended	10/31/19	10/31/20
Audit Fees	$21,550	$21,550
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$12,369	$10,659
All Other Fees(3)	$0	$0

Total	$33,919	$32,209

Eaton Vance Floating-Rate Fund Fiscal Years Ended	10/31/19	10/31/20
Audit Fees	$27,250	$27,250
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$18,089	$16,879
All Other Fees(3)	$0	$0

Total	$45,339	$44,129

Eaton Vance Floating-Rate Advantage Fund Fiscal Years Ended	10/31/19	10/31/20
Audit Fees	$29,100	$27,050
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$15,898	$14,688
All Other Fees(3)	$0	$0

Total	$44,998	$41,738

Eaton Vance Floating-Rate & High Income Fund Fiscal Years Ended	10/31/19	10/31/20
Audit Fees	$29,150	$29,150
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$15,525	$14,315
All Other Fees(3)	$0	$0

Total	$44,675	$43,465

Eaton Vance Global Bond Fund Fiscal Years Ended	10/31/19	10/31/20
Audit Fees	$22,950	$24,225
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$12,225	$9,015
All Other Fees(3)	$0	$0

Total	$35,175	$33,240

Eaton Vance Global Income Builder Fund Fiscal Years Ended	10/31/19	10/31/20
Audit Fees	$15,150	$15,150
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$12,013	$7,003
All Other Fees(3)	$0	$0

Total	$27,163	$22,153

Eaton Vance Global Macro Absolute Return Fund Fiscal Years Ended	10/31/19	10/31/20
Audit Fees	$27,250	$27,250
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$15,906	$10,896
All Other Fees(3)	$0	$0

Total	$43,156	$38,146

Eaton Vance Global Macro Absolute Return Advantage Fund Fiscal Years Ended	10/31/19	10/31/20
Audit Fees	$25,750	$25,750
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$14,978	$13,268
All Other Fees(3)	$0	$0

Total	$40,728	$39,018

Eaton Vance Global Small-Cap Equity Fund Fiscal Years Ended	10/31/19	10/31/20
Audit Fees	$28,750	$28,750
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$17,759	$10,949
All Other Fees(3)	$0	$0

Total	$46,509	$39,699

Eaton Vance Government Opportunities Fund Fiscal Years Ended	10/31/19	10/31/20
Audit Fees	$57,270	$57,608
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$15,889	$13,379
All Other Fees(3)	$0	$0

Total	$73,159	$70,987

Eaton Vance High Income Opportunities Fund Fiscal Years Ended	10/31/19	10/31/20
Audit Fees	$25,150	$25,150
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$11,094	$8,584
All Other Fees(3)	$0	$0

Total	$36,244	$33,734

Eaton Vance Multi-Asset Credit Fund * Fiscal Years Ended	10/31/19	10/31/20
Audit Fees	$52,650	$70,913
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$24,181	$16,421
All Other Fees(3)	$0	$0

Total	$76,831	$87,334

*	Eaton Vance Multisector Income Fund, a series of Eaton Vance Special Investment Trust, merged into the fund on 12/14/19.

Eaton Vance Short Duration Government Income Fund Fiscal Years Ended	10/31/19	10/31/20
Audit Fees	$72,338	$79,929
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$14,721	$12,211
All Other Fees(3)	$0	$0

Total	$87,059	$92,140

Eaton Vance Short Duration High Income Fund Fiscal Years Ended	10/31/19	10/31/20
Audit Fees	$17,750	$50,550
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$11,274	$11,848
All Other Fees(3)	$0	$0

Total	$29,024	$62,398

Eaton Vance Short Duration Strategic Income Fund Fiscal Years Ended	10/31/19	10/31/20
Audit Fees	$48,750	$48,750
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$41,050	$25,540
All Other Fees(3)	$0	$0

Total	$89,800	$74,290

Eaton Vance Tax-Managed Equity Asset Allocation Fund Fiscal Years Ended	10/31/19	10/31/20
Audit Fees	$39,625	$39,450
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$23,222	$19,687
All Other Fees(3)	$0	$0

Total	$62,847	$59,137

Eaton Vance Tax-Managed Global Dividend Income Fund Fiscal Years Ended	10/31/19	10/31/20
Audit Fees	$39,925	$39,750
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$15,264	$10,254
All Other Fees(3)	$0	$0

Total	$55,189	$50,004

Eaton Vance Tax-Managed Multi-Cap Growth Fund Fiscal Years Ended	10/31/19	10/31/20
Audit Fees	$15,050	$15,050
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$9,145	$6,635
All Other Fees(3)	$0	$0

Total	$24,195	$21,685

Eaton Vance Tax-Managed Small-Cap Fund Fiscal Years Ended	10/31/19	10/31/20
Audit Fees	$17,050	$17,050
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$9,660	$6,625
All Other Fees(3)	$0	$0

Total	$26,710	$23,675

Eaton Vance Tax-Managed Value Fund Fiscal Years Ended	10/31/19	10/31/20
Audit Fees	$18,750	$18,750
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$9,135	$6,625
All Other Fees(3)	$0	$0

Total	$27,885	$25,375

Parametric Tax-Managed International Equity Fund Fiscal Years Ended	10/31/19	10/31/20
Audit Fees	$15,150	$15,150
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$11,521	$6,486
All Other Fees(3)	$0	$0

Total	$26,671	$21,636

(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

The various Series comprising the Trust have differing fiscal year ends (January 31, February 28/29, July 31, September 30, October 31 or December 31). The following table presents the aggregate audit, audit-related, tax, and other fees billed to all of the Series in the Trust by D&T for the last two fiscal years of each Series.

Fiscal Years Ended	12/31/18	1/31/19	2/28/19	7/31/19	9/30/19	10/31/19	12/31/19	1/31/20	2/29/20	9/30/20	10/31/20
Audit Fees	$105,320	$191,680	$25,850	$37,050	$98,300	$661,708	$106,700	$156,850	$26,250	$110,800	$719,575
Audit-Related Fees(1)	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Tax Fees(2)	$65,089	$85,957	$11,190	$16,000	$24,768	$345,480	$63,478	$69,073	$11,413	$24,948	$260,719
All Other Fees(3)	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0

Total	$170,409	$277,637	$37,040	$53,050	$123,068	$1,007,188	$170,178	$225,923	$37,663	$135,748	$980,294

(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees. Includes consent fee for N-14 registration statements related to fund mergers.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to all of the Series in the Trust by D&T for the last two fiscal years of each Series; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the last two fiscal years of each Series.

Fiscal Years Ended	12/31/18	1/31/19	2/28/19	7/31/19	9/30/19	10/31/19	12/31/19	1/31/20	2/29/20	9/30/20	10/31/20
Registrant(1)	$65,089	$85,957	$11,190	$16,000	$24,768	$345,480	$63,478	$69,073	$11,413	$24,948	$260,719
Eaton Vance(2)	$126,485	$126,485	$126,485	$60,130	$59,903	$59,903	$59,903	$59,903	$59,903	$51,800	$51,800

(1)	Includes all of the Series of the Trust. During the fiscal years reported above, certain of the Funds were “feeder” funds in a “master-feeder” fund structure or funds of funds.
(2)	Various subsidiaries of Eaton Vance Corp. act in either an investment advisory and/or service provider capacity with respect to the Series and/or their respective “master” funds (if applicable).

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

No material changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Mutual Funds Trust

By:	/s/ Eric A. Stein
Eric A. Stein
President

Date: December 22, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date: December 22, 2020

By:	/s/ Eric A. Stein
Eric A. Stein
President

Date: December 22, 2020